UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Report to Stockholders

THRIVENT
FINANCIAL®

THRIVENT SERIES FUND, INC.

Annual Report
December 31, 2017

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Dear Member:

When my wife and I started dating many years ago, I told her I enjoyed woodworking. Which was kind of true. I had acquired a few tools and had recently built a coffee table and two end tables. Mostly, though, I was just trying to impress her. And from my comment about woodworking, my lovely wife drew the mistaken conclusion that I was handy. Talk about over-promising and under-delivering! I am not handy; I am whatever is the opposite of handy. But my wife is a good sport. She will call our local handyman when something is broken and is sympathetic enough to allow me to save face by saying something like, “I’m sure Dave would have fixed this if he’d had the time.”

Please bear with me—I’m getting to an important point about personal investing. But first I need to introduce you to someone.

Meet Fred

Interestingly, incompetence in all things mechanical isn’t something that runs in my family. Quite the opposite. My mother’s family has operated a small metal fabrication business in Milwaukee since 1929. The business is now run by my uncle, and by my cousin Fred. He and I were born the same year, grew up together, and now Fred has twin sons roughly the same age as my two boys. So we have a lot in common, except for one thing: Fred can fix absolutely anything. When Fred and his family come to our house to visit, my wife has a list of things for Fred to fix, which he seems to enjoy. (I talk to him and hand him tools while he works).

But Fred doesn’t just fix things. He completely re-engineers them. We have a kitchen cabinet shelf that had been sagging and is now perfectly straight due to a complex contraption Fred designed and installed that involved a piece of specially fabricated stainless steel and a lot of other little parts, the function of which I don’t remotely understand.

Whenever we visit Fred’s house, he will nonchalantly tell us how his furnace went out so he rebuilt the whole HVAC system. When you have a special skill, it can be easy to forget that most others don’t share your talent. One time when we were at Fred’s house and he was explaining how he had handled some large-scale home repair issue, his wife acknowledged how convenient it was to have someone in the house who could build nearly anything and fix pretty much everything. She smiled and asked a perceptive question: “What do regular people do?”

What Regular People Do

I can tell you what they do: Regular people get help.

I don’t change the oil in my car; instead, I take it to one of the major quick-change shops—and it’s not because I don’t want to get my hands dirty. There are really two reasons why I get help changing my oil. First, it would take me quite a bit of time, especially since I haven’t changed the oil in a car in 30 years. A quick-change expert can take care of the process in 20 minutes and does it for a very reasonable price. Second, cars have gotten a lot more complicated since I was in high school, and I’m afraid I might do something wrong that could damage my car. I would prefer to spend my time on other things and not have to worry about making a catastrophic mistake. Instead, I get help.

So what does Fred do when he invests? After all, while Fred has an amazing talent when it comes to household engineering, he would be the first to say he’s not an expert when it comes to the markets. Fred gets help when he invests, just like other “regular people” who invest. Fred and his family are longtime Thrivent members and work with a financial representative in their community, which gives them more time to spend doing the things they love to do.

It’s OK to Get Help

In the print media and on television, you will often find people with varying degrees of expertise advising you to simply buy and hold low-cost index mutual funds and ETFs (exchange-traded funds) through an online brokerage account. That’s not necessarily bad advice. If you are someone who is comfortable managing your own investments and have the discipline to rebalance your portfolio regularly and the temperament to stick with your allocations throughout the market’s ups and downs, then purchasing a portfolio of index mutual funds or ETFs yourself may be a suitable strategy for you.

What troubles me is the implication you sometimes hear that if you work with a financial representative or if you purchase an actively managed mutual fund that you are making an unwise financial decision, or worse, that you are being taken advantage of. It would be cheaper for me to change my own oil, but it would never occur to me that my oil change professional wasn’t providing me with a valuable service. Now, to be fair, investment management fees and expenses compound over time and can be very substantial, especially over longer-term horizons. Such fees can dwarf the $35 it costs each time to get my oil changed. However, managing your investments to achieve your own financial goals—I think most would agree—is even more important than routine auto maintenance.

Getting Help Can Improve Performance

To most regular people, it might seem obvious that getting help can improve investment results—just as I believe my car runs better when it is maintained by experts. There have been many extensive studies on this topic, but I’ll just mention one.

Aon Hewitt conducted an analysis of more than 723,000 individual participants in employer-sponsored defined contribution plans from 2006-2012.1 The study compared the investment returns of those individuals who received “help” (defined for purposes of the study as people who invested through a managed account, purchased a target date fund, or received online investment advice) with those who did not. The study found that those who received help had significantly better investment returns than those who did not (by more than 3% annually, net of fees).

While the Aon Hewitt study analyzed help that was provided though managed accounts, target date funds or online advice tools, there are a variety of ways to receive help. An investor can work with a financial representative. An investor can also purchase funds that “embed” help in the product, such as a risk-based asset allocation fund. At Thrivent Mutual Funds, we offer all-in-one asset allocation funds that give you the ability to target a specific risk level. They are managed by professional asset managers who oversee the rebalancing of your investments and seek to capitalize on market opportunities. We believe that the Thrivent Asset Allocation Funds2 can be an efficient way for many investors to receive help with their investments.

Thrivent Asset Management, a subsidiary of Thrivent Financial, employs more than 100 seasoned investment professionals who oversee your investments every day. And there’s nothing we enjoy more than helping regular people like you be wise with money. That’s our mission and that’s who we are.

Sincerely,

David S. Royal

President

Thrivent Series Fund, Inc.

[1]	Help in Defined Contribution Plans: 2006 through 2012. Aon Hewitt, May 2014. Available at http://www.aon.com/attachments/ human-capital-consulting/HelpReport_May-2014.pdf.

[2]

The Fund invests in other Thrivent Mutual Funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the fund, which investors should read and consider carefully before investing. Prospectuses are available from a Thrivent Financial representative or at ThriventFunds.com.

Dear Member:

The steady economic recovery from the Great Recession continued to build momentum throughout 2017. Gross domestic product (GDP) growth was solid, the stock market experienced another strong year, the oil industry closed the year on an uptrend, and unemployment dipped to the lowest level since December 2000.

The S&P 500® posted positive returns for all 12 months of the calendar year in 2017 for the first time in the history of the index (and its predecessors), dating back 90 years.1

Economic Review

A new tax bill was approved in December that lowers the corporate tax rate from 35% to 21%. The lower tax rate may improve profit margins while incentivizing corporations to invest more in technology and capital equipment, but the law’s effects will be varied across industries and across companies depending on their legal and capital structures.

The Federal Reserve (Fed) raised rates by 75 basis points (0.75%) during 2017, including increases of 0.25% in March, June and December.

GDP, which is the broadest measure of economic output, showed signs of strengthening in 2017. GDP grew at an annualized rate of 3.2% in the third quarter of 2017 (revised), following a 3.1% annualized growth rate in the second quarter, according to the U.S. Department of Commerce.

A number of economic and market factors contributed to the solid GDP growth rate. Corporate earnings projections picked up in 2017, with the consensus 12-month forward earnings estimate for the S&P 500 moving up 10.56% versus 2016, according to FactSet.

Employment growth was also strong in 2017, with the unemployment rate dropping to 4.1% by the end of the year—a 0.6% drop from 2016. For all of 2017, the economy added about 2.1 million jobs—an average of about 175,000 jobs per month—according to the U.S. Department of Labor Statistics.

The oil market also finished the year strong. Oil prices ended the year at $60.42 per barrel (West Texas Intermediate), which was up $6.70 from a year ago.

Market Review

For all of 2017, the S&P 500 surged 19.42%, from 2,238.83 at the close of 2016 to 2,673.61 at the end of 2017. The total return of the S&P 500 for 2017 was 21.83%. (The S&P 500 is a market-cap weighted index that represents the average performance of a group of 500 large-capitalization stocks.)

The Nasdaq, an electronic stock exchange with more than 3,300 company listings, experienced an even better year. It was up 28.24% for 2017, from 5,383.12 to 6,903.39.

Nine of the 11 sectors of the S&P 500 posted gains in 2017, with information technology leading the way with a gain of 38.83% for the year. A number of other sectors posted gains of about 20% or above, including materials, consumer discretionary, financials, health care and industrials. (S&P sector indexes reflect the composite performance of the stocks that comprise each of the 11 industrial sector groupings of the S&P 500 Index.)

In the international market, the MSCI EAFE Index, which measures performance of developed-economy stocks in Europe, Australasia and the Far East, was up 21.78%, from 1,684.00 at the end of 2016 to 2,050.79 at the close of 2017.

In the fixed-yield market, the 10-year U.S. Treasury yield ended with little change from a year earlier. Rates were 2.44% at the close of 2016, and 2.41% at the end of 2017.

However, although 10-year Treasury yields were flat and the rate on 30-year bonds declined slightly, the yields on shorter-term government securities rose substantially in 2017. Known as the “flattening of the yield curve,” investors can now earn nearly as high of a yield on short-term securities as they can on the longer-term notes and bonds.

Our Outlook

The three key elements—global growth, central bank policy and U.S. tax policy—that supported 2017 economic and market performance all remain in place as we enter a new year.

However, U.S. and global stock markets, which had very strong returns in 2017, are already reflecting these favorable dynamics, with equity valuations at historically high levels. These high valuations are justified if the economy remains strong, no imbalances or surprises emerge, interest rates stay relatively low, and corporate profitability continues to grow. Yet, stock valuations remain an issue that keeps us somewhat defensive in our overall view.

In October, the Fed began a gradual initiative to reduce its $4.5 trillion balance sheet by ending its policy of purchasing new Treasury bonds and mortgage-backed securities as their older bonds reach maturity. While this strategy is considered necessary for the long-term good of the economy, it could create some short-term strains as money comes out of the economy and liquidity diminishes.

We don’t expect materially higher interest rates, but the risk/return trade-off in higher-quality, longer-maturity bonds remains unappealing. Tax law changes may benefit municipal bonds in that they may be one of the few areas where higher tax bracket investors can get tax-advantaged returns relative to taxable bonds. Supply and demand dynamics also appear to favor the municipal bond market as we enter 2018.

Equity market returns in the U.S. will be particularly dependent on earnings growth in 2018. Tax policy changes may take some time to manifest themselves in the market, but overall, we expect it to be modestly positive. Although small-cap stocks may benefit in the first part of 2018—and we are positioned for this—in the longer term, our preference is for larger-cap stocks that have relatively better valuations and are more poised to benefit from growth outside the U.S.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Financial.

Sincerely,

David S. Royal

Chief Investment Officer

Thrivent Series Fund, Inc.

[1]	Seeking Alpha, 2017: First Year With No Monthly Losses? Sept. 27, 2017.

THRIVENT AGGRESSIVE ALLOCATION PORTFOLIO

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own fees and expenses and the expenses of the other portfolios in which it invests, and is subject to all the risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Aggressive Allocation Portfolio earned a return of 21.51%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth category, of 19.78%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 21.83%, 3.54% and 27.19%, respectively.

What factors affected the Portfolio’s performance?

For many asset allocation portfolios, a significant determinant of performance will be the allocations between equity and fixed-income securities. For Thrivent Aggressive Allocation Portfolio, we averaged approximately 91% of portfolio assets in equity securities and 9% in fixed-income securities. The relative difference in returns for those asset categories over the period accounts for a significant component of the difference between the Portfolio’s return and its benchmarks. Additionally, we positioned the Portfolio with a modest underweighting to equity securities for the period, which detracted from total returns because equities outperformed fixed income.

Within equities, the overall allocation effect was modestly positive, with a strong, positive contribution provided by an underweighting to small caps. The overall selection effect within equities also provided a strong, positive contribution, with large-, mid- and small-cap managers all outperforming by significant margins. On the other hand, the selection effect of international stocks was modestly negative.

Over the period, the Treasury yield curve flattened significantly because yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve increased rates three times, which had the most impact on short-term rates. Rates increased less on longer-term securities due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Asia. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets. The fixed-income portion of the Portfolio moderately underperformed its benchmark because it was underweighted in corporate bonds and overweighted in U.S. Treasury securities, which underperformed the index. The Portfolio used Treasury futures to help manage interest rate exposure.

What is your outlook?

Across equities and fixed income, valuations are elevated and the global markets are somewhat overbought. Therefore, we are positioning the Portfolio more conservatively because we see limited upside from here, but greater risk to the downside. As a result, the Portfolio remains modestly underweighted in risk assets, expressed primarily through an underweighting to equities. However, while the Portfolio is generally underweighted in equity overall, we recognize that global growth and sentiment continue to strengthen, with international looking relatively stronger than domestic. Because of this, the Portfolio remains modestly overweighted in international equities.

We expect the Federal Reserve to continue to raise rates in the coming year. As a result, the fixed-income portion of the Portfolio is positioned for a rising rate environment, particularly in shorter-term interest rates.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
21.51%	12.40%	6.42%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT BALANCED INCOME PLUS PORTFOLIO

John T. Groton Jr., CFA, Stephen D. Lowe, CFA, Mark L. Simenstad, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Balanced Income Plus Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Balanced Income Plus Portfolio earned a return of 11.67%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 13.53%. The Portfolio’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 22.40%, 2.47%, 4.12% and 6.92%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio allocates about 50% of its holdings to equities and the remainder to fixed income. For a second consecutive year, equity and fixed-income markets both posted solidly positive returns as the economy accelerated and interest rates and inflation remained modest. Against that backdrop, higher-risk assets, including equities, emerging-market bonds, preferred stocks and convertible securities, were among the year’s top performers, with growth stocks particularly strong.

Within the Portfolio’s fixed-income sleeve, investment-grade corporate bonds, agency mortgage-backed securities and a small allocation to Treasuries were the weakest performers, each earning less than 4%. Convertible securities were the top-performing sector, earning about 23% before expenses. Alternative fixed-income investments, including closed-end funds, exchange-traded funds and preferred shares, posted the next-best results, collectively earning about 16%. The Portfolio used Treasury futures to help adjust interest rate and yield curve exposure. The Portfolio was positioned for rising interest rates and a flatter Treasury yield curve, which contributed moderately to the fixed-income sleeve outperforming its benchmarks.

Within the Portfolio’s equity sleeve, domestic stock holdings outperformed their equity benchmark returns due to favorable stock selection. Overall equity returns were hurt, however, by a higher-than-benchmark allocation to small stocks in a year when large stocks generally performed better. By industry, consumer staples and industrial shares were outperformers, while energy and health care stocks were laggards. The Portfolio’s international stock portfolio generated strong returns, but nonetheless underperformed its benchmark. This was due primarily to stock selection among European consumer stocks, along with the currency effect of being underweighted in eurozone stocks while the euro was appreciating more than 14% relative to the U.S. dollar. The Portfolio used equity futures as a partial hedge in the event equities and other risk assets declined. This detracted from performance as equities rose over the period.

What is your outlook?

With fixed-income valuations high and spreads between credits and Treasuries narrow, we would expect overall fixed-income returns to be lower in 2018 than they were in 2017—especially if, as is widely anticipated, the Fed continues to push short-term rates higher and this leads to higher interest rates more broadly. Higher rates hurt bond returns. If the economy nonetheless remains healthy, perhaps buttressed by the federal income tax cuts passed into law at the end of 2017, it should help support pricing in the credit sector.

While many forecasters viewed equities as expensive heading into 2018, the correlation between a market’s valuation and subsequent one-year performance is surprisingly low. We do not hold a view as to whether stocks will go up or down. We will continue to adhere to a bottom-up equity investment strategy in which our industry analysts search for the best investment ideas regardless of the macroeconomic backdrop or market direction, and continue to rebalance the equity portfolio quarterly to keep sector weights neutral vis-à-vis our benchmarks.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
11.67%	8.35%	5.96%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI World Index - USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
***	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
****	The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT DIVERSIFIED INCOME PLUS PORTFOLIO

Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, John T. Groton Jr., CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securites in implementing its principal investment strategies.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Diversified Income Plus Portfolio earned a return of 9.35%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 9.34%. The Portfolio’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 22.40%, 2.47%, 4.12% and 6.92%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio allocates about 30% of its holdings to equities and the remainder to fixed income. For a second consecutive year, equity and fixed income markets both posted solidly positive returns as the economy accelerated and interest rates and inflation remained modest. Against that backdrop, higher-risk assets—including equities, emerging-market bonds, preferred stocks and convertible securities—were among the year’s top performers, with growth stocks particularly strong.

Within the Portfolio’s fixed-income sleeve, convertible securities were the top-performing sector, earning nearly 22% before expenses. Alternative fixed-income investments, including closed-end funds, exchange-traded funds and preferred shares, posted the next-best results, collectively earning about 15%. Within securitized assets, nonagency mortgages performed well relative to the Portfolio’s benchmark, returning more than 11%. Investment-grade corporate bonds, agency mortgage-backed securities and a small allocation to Treasuries were the weakest performers, each earning less than 4%. The Portfolio used Treasury futures to help adjust interest rate and yield curve exposure. The Portfolio was positioned for rising interest rates and a flatter Treasury yield curve, which contributed moderately to the fixed-income sleeve outperforming its benchmarks.

Within the Portfolio’s equity sleeve, domestic stocks outperformed their equity benchmark returns due to favorable stock selection. Overall equity returns were hurt, however, by a higher-than-benchmark allocation to small stocks in a year when large stocks generally performed better. Consumer staples and industrial shares were outperformers, while energy and health care stocks were laggards. The Portfolio’s international stock portfolio generated strong returns, but nonetheless slightly underperformed its benchmark. This was due primarily to stock selection among European consumer stocks, along with the currency effect of being underweighted in eurozone stocks, while the euro was appreciating more than 14% relative to the U.S. dollar. The Portfolio used equity futures as a partial hedge in the event equities and other risk assets declined. This detracted from performance as equities rose over the course of the year.

What is your outlook?

With fixed-income valuations high and spreads between credits and Treasuries narrow, we would expect overall fixed-income returns to be lower in 2018 than they were in 2017—especially if, as is widely anticipated, the Fed continues to push short-term rates higher, contributing to higher interest rates more broadly. Higher rates hurt bond returns. If the economy nonetheless remains healthy, perhaps buttressed by the federal income tax cuts passed into law at the end of 2017, it should help support pricing in the credit sector.

While many forecasters viewed equities as expensive heading into 2018, the correlation between a market’s valuation and subsequent one-year performance is surprisingly low. We do not hold a view as to whether stocks will go up or down. We will continue to adhere to a bottom-up equity investment strategy in which our industry analysts search for the best investment ideas regardless of the macroeconomic backdrop or market direction, and continue to rebalance the equity portfolio quarterly to keep sector weights neutral vis-à-vis our benchmarks.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
9.35%	6.31%	6.53%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
**	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
***	The MSCI World Index - USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
****	The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT GOVERNMENT BOND PORTFOLIO*

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers**

Thrivent Government Bond Portfolio seeks total return, consistent with preservation of capital*. The Portfolio’s investment objective may be changed without shareholder approval.

The Portfolio primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The value of the Portfolio is influenced by factors impacting the overall market, debt securities in particular, and the U.S. government. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. The value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. Certain U.S. government securities are not backed by the full faith and credit of the U.S. government. Bond prices generally fall as interest rates rise. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed-income markets. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

*	Effective August 28, 2017, the Portfolio changed its name from Thrivent Bond Index Portfolio to Thrivent Government Bond Portfolio, and implemented changes to its investment objective and investment strategies.
**	As of August 2017, Gregory R. Anderson became a Portfolio Co-Manager.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Government Bond Portfolio generated a return of 2.96%, compared with the median return of its Lipper peer group, the General U.S. Government category, of 1.85%. The Portfolio’s market benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Agency Index, and the Bloomberg Barclays U.S. Treasury Index, earned returns of 3.54%, 2.06% and 2.31%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio began 2017 as Thrivent Bond Index Portfolio, which sought to replicate the Bloomberg Barclays U.S. Aggregate Bond Index in terms of its overall duration and how it allocates assets to each of these four sectors of the fixed-income markets: U.S. Treasury securities, other government-related bonds, securitized assets and corporate bonds. On August 28, Thrivent changed the Portfolio’s name to Thrivent Government Bond Portfolio and revised its investment strategy so that it would thereafter invest primarily in U.S. government bonds, along with bonds issued by U.S. government agencies and related entities. It also may invest in sovereign debt and other high-quality fixed-income securities. This restructuring had the effect of eliminating most credit risk from the Portfolio.

Overall, the investment climate for fixed-income securities was favorable in 2017, owing to continued modest inflation as well as accelerating economic growth. The yield curve flattened over the course of the year as the Federal Reserve pushed short-term interest rates higher—even as rates remained flat or lower at the long end of the curve, where the biggest returns were generated.

During the first eight months of 2017, the Portfolio earned a return of about 3.9% before expenses, slightly outpacing the 3.7% return of its benchmark index for that period, the Bloomberg Barclays U.S. Aggregate Bond Index. The outperformance was attributable largely to favorable security selection in securitized assets and Treasury holdings, offset in part by corporate bond returns that were slightly below those in the index.

During the four months following the change in the Portfolio’s investment mandate, the Portfolio generated a return of -0.36% before expenses, about in line with its Lipper peer group. The Portfolio’s returns during this period were negatively impacted by trading costs associated with restructuring its investment portfolio, and positively impacted by strong security selection in U.S. agency mortgage-backed debt securities.

The Portfolio used derivatives, in the form of fixed-income futures traded on major exchanges, to adjust its duration—or sensitivity to interest rates—over the course of the year. This interest-rate positioning proved modestly positive for Portfolio returns.

What is your outlook?

Interest rates may go up modestly across the yield curve in 2018, assuming the Federal Reserve, as is widely expected, implements three quarter-point increases in the federal funds rate and starts to pare back its holdings of Treasuries and mortgage-backed securities—assets it purchased in the years following the 2008 financial crisis in a bid to stimulate the economy. We believe securitized assets may present some of the better opportunities for investment in 2018, and will look to increase our holdings in that sector when prices are attractive. We also will increase our exposure to Treasury Inflation Protected Securities (TIPS) in anticipation of modest increases in inflationary pressures.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
2.96%	1.82%	3.86%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
^	Effective August 28, 2017, the Portfolio’s benchmark changed from the Bloomberg Barclays U.S. Aggregate Bond Index to the Bloomberg Barclays U.S. Agency Index and the Bloomberg Barclays U.S. Treasury Index. The Adviser made this benchmark change because the Portfolio implemented changes to its investment objective and investment strategies. Thus, the Bloomberg Barclays U.S. Aggregate Bond Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2018 and beyond.
*	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
**	The Bloomberg Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market.
***	The Bloomberg Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury Bond market.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT GROWTH AND INCOME PLUS PORTFOLIO

Stephen D. Lowe, CFA, Mark L. Simenstad, CFA, John T. Groton Jr., CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Growth and Income Plus Portfolio seeks long-term capital growth and income.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Growth and Income Plus Portfolio earned a return of 14.01%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 15.83%. The Portfolio’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 22.40%, 2.47%, 4.12% and 6.92%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio allocates about 70% of its holdings to equities and the remainder to fixed income. For a second consecutive year, equity and fixed income markets both posted solidly positive returns as the economy accelerated and interest rates and inflation remained modest. Against that backdrop, higher-risk assets—including equities, emerging-market bonds, preferred stocks and convertible securities—were among the year’s top performers, with growth stocks particularly strong.

Within the Portfolio’s fixed-income sleeve, convertible securities—which often trade in line with equities—were the top-performer, returning just over 30% before expenses. Alternative fixed-income investments—including closed-end funds, exchange-traded funds and preferred shares—posted the next-best results, collectively earning about 11%. Investment-grade corporate bonds, agency mortgage-backed securities and a small allocation to Treasuries were the weakest performers, each earning less than 4%. The Portfolio used Treasury futures to help adjust interest rate and yield curve exposure. The Portfolio was positioned for rising interest rates and a flatter Treasury yield curve, which contributed moderately to the fixed-income sleeve outperforming its benchmarks.

Within the Portfolio’s equity sleeve, domestic stocks outperformed their equity benchmark returns due to favorable security selection. Overall equity returns were hurt, however, by a higher-than-benchmark allocation to small stocks in a year when large stocks generally performed better. By industry, consumer staples and industrial shares were outperformers, while energy and health care stocks were laggards. The Portfolio’s international stock portfolio generated strong returns, but nonetheless underperformed its benchmark. This was due primarily to stock selection among European consumer stocks, and to the currency effect of being underweighted in eurozone stocks while the euro was appreciating more than 14% relative to the U.S. dollar. The Portfolio used equity futures as a partial hedge in the event equities and other risk assets declined. This detracted from performance as equities rose over the course of the year.

What is your outlook?

With fixed-income valuations high and spreads between credits and Treasuries narrow, we would expect overall fixed-income returns to be lower in 2018 than they were in 2017—especially if, as is widely anticipated, the Fed continues to push short-term rates higher and this leads to higher interest rates more broadly. Higher rates hurt bond returns. If the economy nonetheless remains healthy, perhaps buttressed by the federal income tax cuts passed into law at the end of 2017, it should help support pricing in the credit sector.

While many forecasters viewed equities as expensive heading into 2018, the correlation between a market’s valuation and subsequent one-year performance is surprisingly low. We do not hold a view as to whether stocks will go up or down. We will continue to adhere to a bottom-up equity investment strategy in which our industry analysts search for the best investment ideas regardless of the macroeconomic backdrop or market direction, and continue to rebalance the equity portfolio quarterly to keep sector weights neutral vis-à-vis our benchmarks.

Average Annual Total Returns 1

As of December 31, 2017

		From Inception
1-Year	5-Year	4/30/2008
14.01%	8.36%	4.81%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
**	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
***	The MSCI World Index - USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
****	The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

TRIVENT HIGH YIELD PORTFOLIO

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. Convertible securities are subject to additional risks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed-income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent High Yield Portfolio earned a return of 7.55%, compared with the median return of its peer group, the Lipper High Current Yield category, of 6.89%. The Portfolio’s market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, earned a return of 7.50%.

What factors affected the Portfolio’s performance?

High-yield bonds generated positive returns as the U.S. economy accelerated and corporations posted strong profit gains, reducing the risk of high-yield issuers defaulting on their debts.

While the Portfolio outperformed its Lipper peer group and benchmark index, its performance was tempered by being invested more conservatively. The Portfolio generally owns bonds with higher credit ratings, on average, than its peer group or benchmark. For a second straight year, lower-quality high-yield bonds outperformed those at the higher end of the category, although the difference was not as dramatic as it had been in 2016. Within the Bloomberg Barclays index, for example, CCC-rated high-yield bonds generated a total return of about 10.4%, while higher-quality B-rated high-yield bonds earned 6.5%. The Portfolio was able to moderate the impact of its more conservative investment approach to some extent by gradually becoming less conservative over the course of the year. At the start of 2017, the Portfolio was underweighted in the CCC-rated sector by about 9%, for example, but by year-end was underweighted by only about 2%.

The Portfolio benefited from strong security selection in the pharmaceutical and gaming industries, where it generated double-digit returns, and by an overweighted position in transportation issues, which also generated double-digit returns despite adverse security selection. The Portfolio was underweighted in the poor-performing wireline industry, and that underweighting—combined with strong security selection—allowed the Portfolio to earn a modestly positive return in that sector while its benchmark index sustained losses. The Portfolio was hurt by unfavorable security selection in the health care and food and beverage industries, although those sectors still generated positive returns for the Portfolio.

What is your outlook?

After nine years of economic recovery, the U.S. is late in the credit cycle. As we noted a year ago, this would argue against investing aggressively in risk products, including high-yield debt, where valuations appear to be relatively rich. Indeed, yield spreads between high-yield and investment-grade corporate bonds finished 2017 near their lows of the 2008 financial crisis, and among the lowest levels seen in the past 30 years. Meanwhile, the Federal Reserve has adopted a less accommodative monetary policy over the past year, raising short-term interest rates three times in 2017 and is expected to do so again in 2018. Combined with the Fed’s plans to begin unwinding the quantitative easing strategy it pursued after the financial crisis, this could present an additional headwind for fixed-income securities in the year ahead. Factors that could help support the high-yield market in 2018 include the recent strength of the economy, and new, lower federal tax rates that could help to sustain economic growth.

Against this backdrop, we maintain a cautious outlook for the high-yield market and expect to continue to invest conservatively.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
7.55%	5.15%	7.34%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT INCOME PORTFOLIO

Stephen D. Lowe, CFA and Kent L. White, CFA, Portfolio Co-Managers

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed-income markets. To the extent that the financials sector continues to represent a significant portion of the Portfolio, the Portfolio will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Income Portfolio generated a return of 6.29%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 4.56%. The Portfolio’s market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, earned a return of 3.54%.

What factors affected the Portfolio’s performance?

The Portfolio invests in a broad cross section of the U.S. fixed-income markets, all of which generated positive results in 2017 as interest rates, inflation and market volatility remained subdued and the economy accelerated.

The market’s defining development in 2017 was a flattening of the yield curve as the Federal Reserve pushed up short-term interest rates while at the same time, accelerating economic growth, modest inflation and prospects for federal tax reform legislation—which finally materialized in December—helped keep long-term rates in check. By year-end, the yield on two-year Treasury notes had risen 69 basis points, to 1.89%, while the yield on 30-year Treasuries had fallen 31 basis points to 2.74%. Since bond prices move inversely to interest rates, two-year Treasuries managed a total return for the year of just 0.25%, while 30-year Treasuries posted a total return of 9.14%.

Long-term corporate bonds did even better as the U.S. economy picked up steam and lessened worries about credit risk, with the Bloomberg Barclays U.S. 10+ Year Corporate Index posting a total return of 12.09%. The economy grew at a 3%-plus annual rate during the second and third quarters of the year—its fastest pace since the first quarter of 2015.

The Portfolio outperformed its benchmark index and peer group due largely to two factors: a bias in the portfolio toward the longer end of the yield curve, and a modest allocation of about 3.5% of the Portfolio to preferred stock and hybrid securities. These factors combined to generate a return before expenses of about 20.6%. Investment-grade corporate bonds—which accounted for approximately 70% of the Portfolio’s investments—modestly underperformed their benchmark, earning about 6.7% before expenses; that negative was offset in part by a slightly underweighted position in the segment of the market relative to the benchmark.

The Portfolio used derivatives, in the form of fixed-income futures traded on major exchanges, to adjust its duration—or sensitivity to interest rates—over the course of the year. This interest-rate positioning proved modestly positive for Portfolio returns.

What is your outlook?

Valuations in the fixed-income markets were so high by year-end 2017 that it may prove difficult for bonds to deliver more than their coupon in 2018. The challenge promises to be particularly strong in the investment-grade corporate sector, which makes up the bulk of the Portfolio, where yield spreads relative to Treasuries were at their lowest levels in more than a decade at the end of 2017. Fixed-income markets also could be pressured by a general rise in interest rates. The Fed is widely expected raise short-term rates three times over the course of the year, a quarter of a percentage point each time. But if the economy continues to strengthen and inflation accelerates, the Fed could act more aggressively.

On a more positive note, a strong economy would help to keep credit risk low. Also, the cuts in corporate tax rates approved in late 2017 should put more cash on companies’ balance sheets, mitigating their need to borrow and perhaps helping to constrain supply in the corporate bond market.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
6.29%	3.61%	5.41%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

[1]

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP GROWTH PORTFOLIO

Darren M. Bagwell, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks to achieve long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Large Cap Growth Portfolio earned a return of 28.93%, compared with the median return for its peer group, the Lipper Large Cap Growth category, of 30.90%. The Portfolio’s market benchmarks, the Russell 1000® Growth Index and the S&P 500® Growth Index, earned returns of 30.21% and 27.44%, respectively.

What factors affected the Portfolio’s performance?

Although the Portfolio produced strong absolute gains, performance relative to two of its benchmarks fell short due to poor security selection in sectors other than technology, consumer discretionary and financials. Our allocation decisions at the sector level added value, but we were not able to identify the best securities to own during the period. We also used futures contracts for a brief time to hedge the Portfolio’s large exposure to technology, which had a small negative impact on returns.

Health care has been a persistent source of underperformance for the Portfolio; our underperforming biotechnology and medical device holdings overwhelmed the positive relative returns from our service provider holdings. In particular, the Portfolio’s value-oriented investments in Gilead Sciences, Biogen, Celgene, Zimmer Biomet and Hologic suffered from continued adverse news flow around new products and earnings. In each case, we were incorrect that earlier adverse developments were more than reflected in valuations. Our returns in the group have improved more recently because we have diversified across more sectors, including animal health and health insurers, while emphasizing growth and momentum factors rather than value. Of the above-mentioned underperformers, only Celgene remains in the Portfolio. That position, along with Alexion Pharmaceuticals, comprises the Portfolio’s reduced exposure to the highly volatile biotech sector. Poor performance in the consumer staples sector resulted from chasing value in health-related companies. Integrated pharmacy and pharmacy benefit managers Walgreens Boots Alliance and CVS Health suffered from growing pharmaceutical price pressures and increasing competitive threats. Both issues hurt earnings and sentiment to degrees that exceeded our expectations, refuting our belief that investor concerns were already discounted.

Technology holdings, which represented more than 25% of the Portfolio’s assets for the entire annual period, were the primary source of positive returns. We have significant exposures to companies with leading competitive positions in cloud-based solutions and artificial intelligence, reflecting our strong convictions that these tools will dominate global economic advancement across all industries in the next decade.

Our largest positions included Amazon.com, Facebook, Alphabet and Apple, which all benefited returns during the period. We also believe that global commerce and technology are spurring long-tailed growth in payment technologies by eliminating cash, improving security and increasing speed, access and flexibility.

What is your outlook?

We expect equity markets to continue to advance in 2018, but for the pace of gains to be far more moderate than the double-digit returns enjoyed in the last few years. Earnings growth in excess of 10% for the overall market should be achievable in an economic environment we believe will be characterized by domestic GDP growth anchored around 3% with little chance of a recession, moderate inflation and a slower-than-expected rise in rates as a result. We are anticipating three Fed rate hikes in 2018. With current market valuation multiples at levels we regard as fair and full, we expect even a moderate rise in rates to compress multiples, partially offsetting the impact of earnings growth on equity prices. In our opinion, any additional beneficial impacts of the successful tax reform offer the biggest upside to the market with the potential to not only raise earnings, but also boost capital spending, share buybacks and merger and acquisition activity. Likewise, we believe wage-driven inflation (spurred by tight labor markets and skills shortages) is the biggest downside risk to the market, potentially causing lower margins and earnings while spurring interest rate pressures in response to accelerating inflation.

We continue to believe that moderate economic growth and strong technology-driven secular changes driven by advances in areas such as cloud/virtual platforms and artificial intelligence will allow growth stocks to lead the market, even as later-cycle cyclical sectors benefit from higher corporate spending to address capacity and labor concerns. Entering 2018, the Portfolio continues to be overweighted in companies developing and leveraging cloud-based solutions and artificial intelligence applications, primarily in the software, semiconductor and payments sectors. Valuations are a constant challenge in these sectors. That being said, we aim to be opportunistic with our entry points, taking advantage of short-term concerns in companies that we believe have secular theses over a multi-year, long-term horizon.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
28.93%	16.21%	8.07%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
^

Effective April 28, 2017, the Portfolio’s benchmark changed from the Russell 1000® Growth Index to the S&P 500® Growth Index. The Adviser made this benchmark change because the Portfolio’s complex no longer uses Russell as an index provider. Thus, the Russell 1000® Growth Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2018 and beyond.

*	The Russell 1000® Growth Index measures the performance of large cap growth stocks.
**	The S&P 500® Growth Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong growth characteristics.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager*

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

The Portfolio primarily invests in large company common stocks. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

*	Kevin R. Brimmer, FSA, is no longer a portfolio manager for the Portfolio. Effective January 19, 2018, Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM have been named portfolio managers of the Portfolio.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Large Cap Index Portfolio earned a return of 21.46%, compared with the median return of its peer group, the Lipper S&P 500 Index Objective category, of 21.40%. The Portfolio’s market benchmark, the S&P 500® Index, earned a return of 21.83%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500® Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition. Because the Portfolio also invests in futures for cash management purposes, small variances in performance can be attributed to differences in the futures and cash markets.

All but two of the sectors in the S&P 500® Index posted positive returns for the year. Information technology, materials and consumer discretionary were the best-performing sectors in the market over the past 12 months. Large-cap stocks outperformed small-cap and mid-cap stocks over the reporting period, which they tend to do when international equities outperform domestic equities because larger companies have more exposure to global markets. Energy and telecommunication services were the worst-performing sectors and delivered negative returns over the period, followed by real estate, which delivered the lowest positive returns.

What is your outlook?

These past 12 months marked one of the lowest periods of volatility on record, accompanied by strong returns for large-cap stocks in the first quarter, solid returns in the second quarter, strong returns in the third quarter and superior returns for the segment in the fourth quarter. Worldwide central banks continue to provide stimulus to the global economy. Corporate profit margins remain strong and market multiples still have the potential to expand. The benefits from the changes in taxes and infrastructure spending may be offset somewhat by slowing global growth. However, the financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets, so we expect to see modest increases in interest rates.

That being said, the potential headwinds to stocks from higher rates are tempered by the corporate tax changes, which tend to favor small caps over large-capitalized companies. We anticipate risk levels will likely fluctuate in a range-bound manner. While opportunities for large caps exist, we believe small- and mid-cap companies should outperform the segment as this cycle matures.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
21.46%	15.40%	8.14%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP STOCK PORTFOLIO

Darren M. Bagwell, CFA, and Kurt J. Lauber, CFA, Portfolio Co-Managers

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Large Cap Stock Portfolio earned a return of 21.15%, compared with the median return of its peer group, the Lipper Global Large Cap Core category, of 23.90%. The Portfolio’s market benchmark, the MSCI World Large Cap Index-USD Net Returns, earned a return of 22.21%.

What factors affected the Portfolio’s performance?

The Portfolio’s returns underperformed the benchmark and Lipper peers because the positive effects from stock selection, sector and country allocations were more than offset by negative factors among those same areas. Regarding sectors, the Portfolio experienced favorable results from the industrial and consumer discretionary areas. In the former, Boeing was a key contributor to returns, followed by an additional contribution from CAE. In maintenance and supplies, W.W. Grainger also performed well. Philips Lighting contributed favorably, but was offset by poor returns from Acuity Brands. In the telecommunications industry, Telefonica Deutschland and Telnor both performed quite well. In consumer discretionary, a position in Amazon.com benefited the Portfolio’s results, as did Berkeley Group Holdings. On the other hand, underperformance at the sector level was concentrated in the information technology sector. Key detractors included an underweighting to the strongly performing semiconductor industry, a lack of exposure to the performance of Alibaba and Tencent Holdings in China, and an underweighted position in electronic and communication equipment.

By region, North America was the strongest contributor to returns based on positive results from some of the domestic companies mentioned above, as well as PayPal and Visa in transactions, Bank of America, National Bank of Canada and Citigroup in banking, and Norfolk Southern and Cummins in industrials. The Portfolio also benefited from an underweighting in the poorly performing African and Middle Eastern regions. We experienced a modest positive contribution from holdings in Latin America. However, these good decisions were offset by our positioning in the Asia/Pacific region and underweighting in Europe. Our stock selection in Japan was subpar, which detracted from returns. Outside of Japan, stock selection in the Asia/Pacific region was also below index due to the lack of Chinese and Korean technology companies, as mentioned earlier. In Europe, country selection was a limiting factor, as was underexposure to strong returns in the insurance group and a holding in Royal Ahold Delhaize in the Netherlands. France also performed well during the period and the Portfolio was unfortunately underweighted in that market. Stock selection in Germany detracted because our holdings in the pharmaceutical space fell short of both German and European markets. Our holdings in Spain also lagged both the domestic and broader European markets.

We used exchange-traded derivatives in the form of futures contracts to manage our tactical allocations to various markets both domestically and internationally. Those transactions were intended to assist in managing the portfolio’s exposure to countries and regions and have performed in line with their respective indexes.

What is your outlook?

Our outlook remains somewhat cautious because equity market valuations around the globe are quite full. That being said, we do not have evidence to support an argument for an economic recession anytime soon. Over the next 12 months, many central banks will likely begin the process of unwinding the very generous monetary policies that have been in place for some time. It is difficult to specifically quantify how that might impact the financial markets because there is really no prior period in which such extraordinary measures have been in place so broadly, for so long. We are also in the ninth year of the economic and stock market recovery since the financial crisis. Economies do not fail because of old age, but rather recoveries come to an end when policymakers react to whatever excess develops in an economic system.

Segments of the global economy do appear strained; this does not seem to be a systematic issue globally, however, but differs from region to region. We believe the recovery will likely be sustained, much as it has been, but that a degree of caution is warranted given the extended valuations both domestically and globally among most financial assets.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
21.15%	12.43%	5.67%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI World Large Cap Index - USD Net Returns is an index that represents large cap stocks in 23 developed market countries. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP VALUE PORTFOLIO

Kurt J. Lauber, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks to achieve long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Large Cap Value Portfolio earned a return of 17.65%, compared with the 15.20% median return of its peer group, the Lipper Large Cap Value category. The Portfolio’s market benchmarks, the Russell 1000® Value Index and the S&P 500® Value Index, earned returns of 13.66% and 15.36%, respectively.

What factors affected the Portfolio’s performance?

Stock selection and sector allocation contributed equally to the Portfolio’s outperformance relative to the two market benchmarks and peer group. In terms of sector allocation, the Portfolio benefited the most from its overweighting in technology and underweighting in consumer staples. Old technology companies such as Microsoft and Apple traded at a discount to the market due to fears of technology obsolescence. However, shares of Microsoft were rewarded after the company provided evidence that its transition to the cloud would be successful, while Apple benefited from its delivery of the next-generation iPhone to an eager customer base. Consumer staples continued to trade at a premium to the market, but faced poor organic growth and secular risk from the changing retail environment. Stock selection was strongest in the industrial sector. Boeing’s airplane deliveries have stayed strong, and program efficiencies have improved cash flow generation. The eastern railroads, CSX Transportation and Norfolk Southern, benefited from new cost control programs and a return to volume growth. The Portfolio also benefited from not owning General Electric, which performed quite poorly over the period. The Portfolio also benefited from stock selection in the consumer discretionary sector. Lowe’s outperformed most retailers because spending on home remodeling remained strong and the company lost fewer sales to Amazon.com than the rest of the retail space. Discovery Communications’ takeover offer for Scripps Networks propelled the latter’s shares in the besieged media industry.

Stock selection lagged in utilities, health care and energy. Shares of Pacific Gas & Electric were under pressure because its downed power lines are being cited by some as the origin of California’s wildfires, although the exact causes are still unknown. CVS Pharmacy and Express Scripts were under pressure due to losing large contracts and the potential risk of Amazon.com’s entry into the drug industry. Health care returns were also negatively impacted by Merck, whose stock gave back all last year’s gain from its groundbreaking cancer treatment data based on a belief that the lead will not hold. Energy remained under pressure due to a stall in crude prices, which challenged the turnaround of service company Weatherford International. Pioneer Natural Resources came under pressure due to some new drilling obstacles the company faced in its high-growth Permian wells.

What is your outlook?

The global economy has gone from inconsistent growth to synchronized global growth, but is still at a moderate pace relative to history. The economy has the potential to enter a new phase of higher economic growth due to fiscal stimulus from lower taxes and less regulation, but could also remain muted as global central banks reduce accommodative policies. This uncertainty has not led to the type of overly optimistic behavior by consumers or corporations that usually precedes the economy overheating. As a result, we have made no major changes to portfolio allocations, and cash remains less than 5% of the portfolio.

The Portfolio’s largest sector weight remains in financials, which we slightly increased over the past year. Financials trade at a historic discount to the market and could increase earnings power through decreased regulations, lower taxes, higher interest rates and higher market activity. The sector also has room to revalue higher, given a lower risk environment compared to the last cycle. Both consumers and businesses hold materially less debt, while financial companies are better capitalized themselves. The Portfolio remains overweighted in technology through holdings such as Cisco Systems and Oracle, which still trade below market multiples based on secular fears, but have the potential to re-rate like Microsoft. Cisco Systems also has a new product cycle that should benefit the company, while Oracle is showing improvement in cloud migration. We lowered exposure to semiconductors due to higher valuations.

In health care, we sold Amgen and bought Biogen, which was under pressure due to risks to its multiple sclerosis (MS) franchise. However, Biogen’s new MS products and patent challenge wins have lowered the risk, while the company has the potential to benefit from its Alzheimer’s data. We sold Roche and purchased GlaxoSmithKline due to its better valuation and consumer focus. We also sold Philip Morris and purchased Walmart, which has recently turned around same-store sales through everyday low-price promotions and demonstrated better sales from its Internet initiatives. We sold Mosaic Industries and bought CF Industries because we believe the nitrogen fertilizer market could realize supply and demand balance sooner than the potash and phosphate fertilizer markets.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
17.65%	13.88%	6.93%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
^

Effective April 28, 2017, the Portfolio’s benchmark changed from the Russell 1000® Value Index to the S&P 500® Value Index. The Adviser made this benchmark change because the Portfolio’s complex no longer uses Russell as an index provider. Thus, the Russell 1000® Value Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2018 and beyond.

*	The Russell 1000® Value Index measures the performance of large cap value stocks.
**	The S&P 500® Value Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong value characteristics.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LIMITED MATURITY BOND PORTFOLIO

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

The Portfolio primarily invests in investment-grade debt securities. The value of the Portfolio is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Collateralized debt obligations are subject to additional risks. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed-income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Limited Maturity Bond Portfolio earned a return of 2.62%, compared with the median return of its peer group, the Lipper Short-Intermediate Investment Grade Debt category, of 1.66%. The Portfolio’s market benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Bond Index, earned a return of 0.84%.

What factors affected the Portfolio’s performance?

Fixed-income markets generated positive returns on a broad front in 2017 as interest rates, inflation and market volatility remained subdued and the economy accelerated.

The market’s defining development in 2017 was a flattening of the yield curve as the Federal Reserve pushed up short-term interest rates while at the same time, accelerating economic growth, modest inflation, and prospects for federal tax reform legislation—which finally materialized in December—helped keep long-term rates in check. By year-end, the yield on two-year Treasury notes had risen 69 basis points, to 1.89%, while the yield on 30-year Treasuries had fallen 31 basis points to 2.74%. Since bond prices move inversely to interest rates, two-year Treasuries managed a total return for the year of just 0.25%, while 30-year Treasuries posted a total return of 9.14%.

Investment-grade corporate bonds did even better than Treasuries as the U.S. economy picked up steam and lessened worries about credit risk, with the Bloomberg Barclays U.S. 1-3 Year U.S. Credit Index returning 1.66% and the Bloomberg Barclays U.S. 10+ Year Corporate Index returning 12.09%. The economy grew at a 3%-plus annual rate during the second and third quarters of the year—its fastest pace since the first quarter of 2015.

The Portfolio outperformed its benchmark index and peer group due in part to the performance of its investment-grade corporate bonds, where—despite a slightly underweighted position—holdings were tilted toward the better-performing longer end of the maturity spectrum. The Portfolio also benefited from the strong performance of its nonagency mortgage-backed securities, which generated the top sector return in the Portfolio. The Portfolio had a limited exposure to high-yield corporate bonds and an approximate 6% weighting in nonagency mortgage-backed securities. The Portfolio used derivatives—in the form of fixed-income Treasury futures traded on major exchanges—to adjust its duration, or sensitivity to interest rates. This interest-rate positioning proved modestly positive for Portfolio returns.

What is your outlook?

Market conditions are generally favorable at the start of 2018 as the global economic growth is solid and inflation risks are moderate. However, valuations in the fixed-income markets were so high by year-end that it may prove difficult for bonds to generate the same level of return in 2018 that they delivered in 2017. Rates at the short end of the yield curve will likely continue to go up if, as expected, the Fed implements a series of three quarter-point increases in its target for the federal funds rate. The rate environment could become more worrisome, though, if the economy continues to strengthen and inflation accelerates, prompting the Fed to raise rates faster than expected.

More favorably, a strong economy would help to keep credit risk low. Also, the cuts in corporate tax rates approved in late 2017 should put more cash on companies’ balance sheets in 2018, mitigating their need to borrow and perhaps helping to constrain supply in the corporate bond market.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
2.62%	1.66%	2.52%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LOW VOLATILITY EQUITY PORTFOLIO

Noah J. Monsen, CFA, Portfolio Manager

The Portfolio seeks long-term capital appreciation with lower volatility relative to the global equity markets. The Portfolio’s investment objective may be changed without shareholder approval.

The Portfolio primarily invests in equity securities. Although the Portfolio seeks lower volatility than the global equity markets, its returns will experience some volatility. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

From its inception date of April 28, 2017, through December 31, 2017, Thrivent Low Volatility Equity Portfolio earned a return of 10.10%. Its benchmark, the MSCI World Minimum Volatility Index-USD Net Returns, earned a return of 10.00%.

What factors affected the Portfolio’s performance?

The Portfolio’s objective is to provide returns similar to the market with a lower standard deviation of returns (“standard deviation” is a measurement of an investment’s volatility). Over the abbreviated reporting period, the Portfolio experienced an annualized standard deviation of returns of 4.70%. The MSCI World Index-USD Net Returns, which represents the broad market of equities in developed market countries, returned 12.30% with an annualized standard deviation of 6.10% over the same period.

The market experienced extremely low volatility during this period. In fact, the first three quarters of 2017 had the second-lowest level of volatility over a nine-month period for the MSCI World Index since 1972. We expect a low volatility strategy to underperform the broad market in periods of falling or very low volatility like we experienced this year.

For the Portfolio’s relative performance compared to the MSCI World Minimum Volatility Index, stock selection was the primary driver of its outperformance. Security selection was especially strong among U.S. holdings, which make up approximately 59% of the Portfolio’s total assets. Within the U.S., stock selection was strongest in the industrials and financials sectors. The Portfolio also benefited from being modestly underweighted in the real estate and telecommunication services sectors compared to the benchmark.

We use a quantitative process to manage the Portfolio, which is focused on maintaining exposure to characteristics of securities that have been useful in forecasting returns historically. The Portfolio benefited from its exposure to stocks with high long-term price momentum, high profitability and low levels of financial leverage. On the other hand, our focus on low valuations was ineffective over this period, while performance was also hurt by having lower exposure to growth factors than the benchmark.

What is your outlook?

We expect market volatility to return to levels closer to the long-term average of around 12% over the medium term (one to two years). Historically, a period of rising volatility has provided a more favorable environment for a low volatility strategy relative to the overall market.

At the factor level, we continue to believe that a focus on quality factors such as profitability, paired with measures of value such as free cash flow yield, will give the Portfolio the best opportunity to outperform in the future. Value factors have not performed as well recently as they have over the long term; however, we expect these factors to regain their predictive power as the current period of outperformance in growth factors abates.

Average Annual Total Returns 1

As of December 31, 2017

From Inception 4/28/2017
10.10%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	Morgan Stanley Capital International (MSCI) World Minimum Volatility Index—USD Net Returns measures the performance characteristics of a minimum variance strategy applied to a universe of large and mid-cap stocks in 23 developed market countries. It is an optimized version of the MSCI World Index. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MID CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager*

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

The Portfolio primarily invests in mid-sized company stocks, which often have greater price volatility, lower trading volume, and less liquidity than stocks of larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

*	Kevin R. Brimmer, FSA, is no longer a portfolio manager for the Portfolio. Effective January 19, 2018, Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM have been named portfolio managers of the Portfolio.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Mid Cap Index Portfolio earned a return of 15.98%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 15.42%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of 16.24%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P MidCap 400 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition. Because the Portfolio also invests in futures for cash management purposes, small differences in performance can be attributed to differences in the futures and cash markets.

All but two of the sectors in the S&P MidCap 400 Index posted positive returns for the year. Information technology, industrials and health care were the best-performing sectors in the market over the past 12 months. Mid-cap stocks outperformed small-cap stocks over the reporting period, but underperformed large-cap stocks because larger companies tend to have more exposure to global markets. International equities outperformed domestic equities during the period. Energy and telecommunication services were the worst-performing sectors and delivered negative returns over the period, followed by consumer staples, which delivered the lowest positive returns.

What is your outlook?

The past 12 months marked one of the lowest periods of volatility on record, accompanied by solid equity market returns for mid-cap stocks in the first quarter, flat returns in the second quarter, solid returns in the third quarter and superior returns in the fourth quarter. Worldwide central banks continue to provide stimulus to the global economy. Corporate profit margins remain strong and market multiples still have the potential to expand. The benefits from the changes in taxes and infrastructure spending may be offset somewhat by slowing global growth. However, the financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets, so we expect to see modest increases in interest rates.

That being said, the potential headwinds to stocks from higher rates are tempered by the corporate tax changes, which tend to favor mid- and small-capitalized companies over large-cap companies. We anticipate risk levels will likely fluctuate in a range-bound manner. While opportunities for large caps exist, we believe mid- and small-cap companies should outperform their large-cap counterparts as this cycle matures.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
15.98%	14.60%	9.54%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*

The S&P MidCap 400® Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MID CAP STOCK PORTFOLIO

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Mid Cap Stock Portfolio earned a return of 18.99%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 15.42%. The Portfolio’s market benchmarks, the Russell Midcap® Index and the S&P MidCap 400® Index, earned returns of 18.52% and 16.24%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio produced exceptional absolute and relative returns during the 12-month period ending December 31, 2017. Performance was led by the information technology and industrial sectors. Within technology, semiconductor holdings provided the most significant benefit to the Portfolio’s overall performance. A position in Applied Materials was the leading contributor in the semiconductor area. The company increased its market share in wafer front-end equipment, introduced new products and improved its capital allocation through higher dividends and stock buybacks. As manufacturing semiconductors becomes more complicated and capital-intensive, Applied Materials’ products continue to grow in importance. Teradyne was another beneficiary of an improving semiconductor end market. Because the company tests semiconductors to ensure there are no defects before the products are shipped, Teradyne benefits as the number of semiconductors produced increases. The company is also at the forefront of the exploding collaborative robots industry, which are one-armed robots that safely work alongside humans to manufacture products. These robots improve productivity and allow workers to concentrate on value-added functions. In the software area, positions in Red Hat and Twitter buoyed the Portfolio’s performance. Red Hat expanded on its open source leadership position with a new application development platform called OpenShift. Twitter rebounded throughout 2017 after its business model began to stabilize and user growth accelerated.

In the industrial sector, outperformance was led by a position in specialty vehicle manufacturer Oshkosh. The company won a defense contract to produce joint light tactical vehicles (JLTVs) for the armed services. Also, its aerial work platform and fire and emergency divisions benefited from improving end markets and sound execution, which improved company margins. Southwest Airlines also outpaced industry peers through more efficient airplane management, new flight destinations and improved revenue opportunities, which led to an industry-leading return on equity.

Finally, the Portfolio’s consumer discretionary holdings underperformed the benchmark primarily because of positions in American Axle & Manufacturing and Tempur Sealy International. American Axle’s valuation suffered because investors worried that auto sales had peaked and will decline from the current level. Tempur Sealy lost its largest customer, which required a business model change and transition. Holding cash detracted from overall performance because the strong equity markets made short-term liquid investments unattractive versus equity alternatives.

What is your outlook?

Improving worldwide economic data, a more hawkish Federal Reserve, continued uncertain U.S. fiscal policies and strong corporate earnings have driven industry sector correlations down from their peaks and are providing stock-specific opportunities versus a sole focus on macro factors. We continue to focus on security selection to drive the Portfolio’s long-term performance. An improving economy, attractive valuations and company-specific attributes are providing many opportunities across the industrial universe. Airlines and machinery companies represent the majority of the Portfolio’s industrial investments. Airlines trade at attractive valuations and should benefit if the economic expansion continues, capacity grows at a reasonable rate and costs are kept under control. Machinery stocks remain attractive because construction spending remains below prior peaks, while U.S. infrastructure continues to age.

We continue to be overweighted in investments negatively correlated to U.S Treasury bonds and underweighted in industries that are positively correlated with U.S. Treasuries. For example, in terms of the former, financials are trading at attractive valuations and provide optionality to an improving economy. We continue to focus on regional banks because rising interest rates, improving loan demand and the return of excess capital to shareholders should improve profitability measures and valuations. Regarding the latter, we are juxtaposing the Portfolio’s financial emphasis with underweightings in consumer staples and utilities. These sectors are surrogates for long-term Treasury bonds and are trading at historically high multiples. Investors are paying a significant safety premium for these companies in a low-growth worldwide economy. If the economic expansion accelerates and interest rates increase, we believe these premium multiples and the associated stocks may decline.

Finally, we are seeing opportunities in companies across the Internet and software industries within information technology. Firms are investing in these products and services to increase productivity and improve their competitive positions.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
18.99%	18.37%	9.92%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
^

Effective April 28, 2017, the Portfolio’s benchmark changed from the Russell Midcap® Index to the S&P MidCap 400® Index. The Adviser made this benchmark change because the Portfolio’s complex no longer uses Russell as an index provider. Thus, the Russell Midcap® Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2018 and beyond.

*	The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization.
**	The S&P MidCap 400® Index represents the average performance of a group of 400 medium capitalization stocks.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATE ALLOCATION PORTFOLIO

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own fees and expenses and the expenses of the other portfolios in which it invests, and is subject to all the risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Moderate Allocation Portfolio earned a return of 12.95%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 13.53%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 21.83%, 3.54% and 27.19%, respectively.

What factors affected the Portfolio’s performance?

For many asset allocation portfolios, a significant determinant of performance will be the allocations between equity and fixed-income securities. For Thrivent Moderate Allocation Portfolio, we averaged approximately 52% of portfolio assets in equity securities and 48% in fixed-income securities. The relative difference in returns for those asset categories over the period accounts for a significant component of the difference between the Portfolio’s return and its benchmarks. Additionally, we positioned the Portfolio with a modest underweighting to equity securities for the period, which detracted from total returns because equities outperformed fixed income.

Within equities, the overall allocation effect was modestly positive, with a strong, positive contribution provided by an underweighting to small caps. The overall selection effect within equities also provided a strong, positive contribution, with large-, mid- and small-cap managers all outperforming by significant margins. On the other hand, the selection effect of international stocks was modestly negative.

Over the period, the Treasury yield curve flattened significantly because yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve increased rates three times, which had the most impact on short-term rates. Rates increased less on longer-term securities due to concerns about slow economic growth and low inflation, along with increased foreign demand from Europe and Asia for higher-yielding U.S. securities. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets. The fixed-income portion of the Portfolio outperformed in part because it was positioned for the Treasury curve to flatten with higher short-term rates. Additionally, the fixed-income portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporates significantly outperformed Treasuries. Within corporates, an underweighting in high-yield bonds detracted from relative performance because the segment posted strong returns. This was offset by solid performance from securitized assets, including agency and nonagency mortgage-backed securities. The Portfolio used Treasury futures to help manage interest rate exposure. Additionally, the Portfolio used an index of high-yield credit default swaps to hedge high-yield exposure.

What is your outlook?

Across equities and fixed income, valuations are elevated and the global markets are somewhat overbought. Therefore, we are positioning the Portfolio more conservatively because we see limited upside from here, but greater risk to the downside. As a result, the Portfolio remains modestly underweighted in risk assets, expressed primarily through an underweighting to equities. However, while the Portfolio is generally underweighted in equity overall, we recognize that global growth and sentiment continue to strengthen, with international looking relatively stronger than domestic. Because of this, the Portfolio remains modestly overweighted in international equities.

Within fixed income, the Portfolio is positioned roughly neutral in corporate credit along with an underweighting in emerging-markets debt and an overweighting in securitized assets, such as nonagency mortgages. We expect the Federal Reserve to continue to raise rates in the coming year.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
12.95%	8.31%	5.56%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own fees and expenses and the expenses of the other portfolios in which it invests, and is subject to all the risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of 16.79%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 15.83%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 21.83%, 3.54% and 27.19%, respectively.

What factors affected the Portfolio’s performance?

For many asset allocation portfolios, a significant determinant of performance will be the allocations between equity and fixed-income securities. For Thrivent Moderately Aggressive Allocation Portfolio, we averaged approximately 72% of portfolio assets in equity securities and 28% in fixed-income securities. The relative difference in returns for those asset categories over the period accounts for a significant component of the difference between the Portfolio’s return and its benchmarks. Additionally, we positioned the Portfolio with a modest underweighting to equity securities for the period, which detracted from total returns because equities outperformed fixed income.

Within equities, the overall allocation effect was modestly positive, with a strong, positive contribution provided by an underweighting to small caps. The overall selection effect within equities also provided a strong, positive contribution, with large-, mid- and small-cap managers all outperforming by significant margins. On the other hand, the selection effect of international stocks was modestly negative.

Over the period, the Treasury yield curve flattened significantly because yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve increased rates three times, which had the most impact on short-term rates. Rates increased less on longer-term securities due to concerns about slow economic growth and low inflation, along with increased foreign demand from Europe and Asia for higher-yielding U.S. securities. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets. The fixed-income portion of the Portfolio outperformed in part because it was positioned for the Treasury curve to flatten with higher short-term rates. Additionally, the fixed-income portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporates significantly outperformed Treasuries. Within corporates, an underweighting in high-yield bonds detracted from relative performance because the segment posted strong returns. This was offset by solid performance from securitized assets, including agency and nonagency mortgage-backed securities. The Portfolio used Treasury futures to help manage interest rate exposure. Additionally, the Portfolio used an index of high-yield credit default swaps to hedge high-yield exposure.

What is your outlook?

Across equities and fixed income, valuations are elevated and the global markets are somewhat overbought. Therefore, we are positioning the Portfolio more conservatively because we see limited upside from here, but greater risk to the downside. As a result, the Portfolio remains modestly underweighted in risk assets, expressed primarily through an underweighting to equities. However, while the Portfolio is generally underweighted in equity overall, we recognize that global growth and sentiment continue to strengthen, with international looking relatively stronger than domestic. Because of this, the Portfolio remains modestly overweighted in international equities.

Within fixed income, the Portfolio is positioned roughly neutral in corporate credit along with an underweighting in emerging-markets debt and an overweighting in securitized assets, such as nonagency mortgages. We expect the Federal Reserve to continue to raise rates in the coming year.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
16.79%	10.44%	6.04%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal. The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own fees and expenses and the expenses of the other portfolios in which it invests, and is subject to all the risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Moderately Conservative Allocation Portfolio earned a return of 9.52%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 9.34%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 21.83%, 3.54% and 27.19%, respectively.

What factors affected the Portfolio’s performance?

For many asset allocation portfolios, a significant determinant of performance will be the allocations between equity and fixed-income securities. For Thrivent Moderately Conservative Allocation Portfolio, we averaged approximately 34% of portfolio assets in equity securities and 66% in fixed-income securities. The relative difference in returns for those asset categories over the period accounts for a significant component of the difference between the Portfolio’s return and its benchmarks. Additionally, we positioned the Portfolio with a modest underweighting to equity securities for the period, which detracted from total returns because equities outperformed fixed income.

Within equities, the overall allocation effect was modestly positive, with a strong, positive contribution provided by an underweighting to small caps. The overall selection effect within equities also provided a strong, positive contribution, with large-, mid- and small-cap managers all outperforming by significant margins. On the other hand, the selection effect of international stocks was modestly negative.

Over the period, the Treasury yield curve flattened significantly because yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve increased rates three times, which had the most impact on short-term rates. Rates increased less on longer-term securities due to concerns about slow economic growth and low inflation, along with increased foreign demand from Europe and Asia for higher-yielding U.S. securities. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets. The fixed-income portion of the Portfolio outperformed in part because it was positioned for the Treasury curve to flatten with higher short-term rates. Additionally, the fixed-income portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporates significantly outperformed Treasuries. Within corporates, an underweighting in high-yield bonds detracted from relative performance because the segment posted strong returns. This was offset by solid performance from securitized assets, including agency and nonagency mortgage-backed securities. The Portfolio used Treasury futures to help manage interest rate exposure. Additionally, the Portfolio used an index of high-yield credit default swaps to hedge high-yield exposure.

What is your outlook?

Across equities and fixed income, valuations are elevated and the global markets are somewhat overbought. Therefore, we are positioning the Portfolio more conservatively because we see limited upside from here, but greater risk to the downside. As a result, the Portfolio remains modestly underweighted in risk assets, expressed primarily through an underweighting to equities. However, while the Portfolio is generally underweighted in equity overall, we recognize that global growth and sentiment continue to strengthen, with international looking relatively stronger than domestic. Because of this, the Portfolio remains modestly overweighted in international equities.

Within fixed income, the Portfolio is positioned roughly neutral in corporate credit along with an underweighting in emerging-markets debt and an overweighting in securitized assets, such as nonagency mortgages. We expect the Federal Reserve to continue to raise rates in the coming year.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
9.52%	6.06%	4.79%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MONEY MARKET PORTFOLIO

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

Although the Portfolio seeks to preserve the value of your investment a $1.00 per unit, it is possible to lose money by investing in the Portfolio. Investments in the Money Market Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. These and other risks are described in the Prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Money Market Portfolio generated a return of 0.50%, compared with the median return for its peer group, the Lipper Money Market category, of 0.41%.

What factors affected the Portfolio’s performance?

The Federal Reserve boosted short-term interest rates three times in 2017, allowing the Portfolio to generate a positive return for the first time in eight years.

The Fed influences short-term rates by changing its target for the federal funds rate, which is the rate at which banks borrow from each other overnight. The Fed had kept its target at extraordinarily low levels for years—between 0% and 0.25%—following the 2008 financial crisis in an effort to help the economy. The Fed made a first tentative step toward pushing rates back up to more normal levels in December 2015, when it raised its target for the federal funds rate by a quarter of a percentage point to a range of 0.25% to 0.5%. But the economic momentum that prompted that rate hike proceeded in fits and starts thereafter, keeping the Fed cautious. The Fed finally raised the fed funds target once more, again by a quarter of a percentage point, in December 2016.

The economy accelerated again in 2017, however, growing in excess of a 3% in the second and third quarters of the year, its fastest pace since the first quarter of 2015. Combined with signs of upward wage pressures, this prompted the Fed to raise its federal funds target three more times over the course of the year, by a quarter of a percentage point each time. By year-end, the effective federal funds rate stood at 1.33%, up from 0.55% at the end of 2016. This helped drive up yields on short-term fixed-income securities, including the very short-term securities in which the Portfolio invests. This allowed the Portfolio to generate a positive return for its investors.

The Portfolio’s investment manager had waived its fees for several years after the financial crisis to ensure that the Portfolio’s investors would not experience negative returns while interest rates remained extraordinarily low. During 2017, the investment adviser reinstated those fees. It is possible that some money market fund managers reinstated fees sooner, which may have contributed to the Portfolio outperforming its Lipper peer group.

What is your outlook?

With the economy strong during much of 2017, the Federal Reserve is widely expected to raise its target for the federal funds rate again in 2018, with most observers anticipating another three increases of a quarter percentage point each. If this happens, it should be positive for money market returns. Regardless of the interest-rate environment, we will, as always, continue to invest in a manner designed to meet the Portfolio’s primary objectives of safety and liquidity.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
0.50%	0.10%	0.38%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving, reimbursing, or recouping certain expenses associated with the Portfolio. The Adviser may recoup certain expenses associated with the Portfolio only during the Portfolio’s fiscal year. Yields are subject to daily fluctuation and should not be considered an indication of future results.

THRIVENT MULTIDIMENSIONAL INCOME PORTFOLIO

Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Conrad E. Smith, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Portfolio seeks a high level of current income and, secondarily, growth of capital. The Portfolio’s investment objectives may be changed without shareholder approval.

The Portfolio allocates its assets across multiple income and growth producing asset classes and strategies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. It is also subject to volatility risk, or the risk that the value of the Fund’s shares may fluctuate significantly in the short term. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, closed-end funds, BDCs, MLPs, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the eight-month period ended December 31, 2017?

Thrivent Multidimensional Income Portfolio generated a return of 3.51%. The Portfolio’s market benchmarks, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned 1.33%, 2.49% and 3.48%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio was launched on April 28, 2017, to seek a high level of current income and, secondarily, growth of capital by investing in a diversified mix of fixed-income securities and other opportunistic investments.

During 2017, virtually all sectors of the bond market generated positive returns as interest rates and inflation remained subdued and the economy accelerated. The market’s defining development was a flattening of the yield curve over the course of the year as the Federal Reserve pushed up short-term interest rates. Because bond prices go down when interest rates go up, this contributed to bonds at the long end of the curve outperforming those at the short end.

The Portfolio is composed of three main components: “core fixed income,” which includes high-quality assets such as investment-grade corporate bonds and securitized assets; “core-plus fixed income,” which includes high-yield corporate bonds and emerging-market bonds, as well as leveraged loans; and “alternative fixed income,” which includes preferred securities, closed-end funds, convertible securities and opportunistic equities. In 2017, returns for each component were commensurate with their risk profiles, with alternative fixed income—the riskiest—generating the highest returns, followed by core-plus fixed income and then core fixed income.

The Portfolio outperformed its benchmarks largely due to favorable security selection in the alternative fixed-income category, which returned nearly 7.2% before expenses. Convertible securities and closed-end funds were the top performers in the category. The overall return benefit from the alternative fixed-income category was slightly tempered by the Portfolio being modestly underweighted in its 40% target allocation to the category.

The core-plus fixed-income sectors in aggregate generated a return similar to the total Portfolio return. The Portfolio’s weakest-performing asset classes—both in the core fixed-income category—were investment-grade corporate bonds and agency mortgage-backed securities, which earned about 1.3% and 1.7% before expenses, respectively.

The Portfolio used derivatives in the form of fixed-income futures traded on major exchanges to adjust its duration—or sensitivity to interest rates—over the course of the year. This interest-rate positioning proved modestly positive for returns. The Portfolio also held more than 5% of its assets in cash during the first months of operation, while its management team identified opportunities to deploy that money.

What is your outlook?

Market conditions remain generally favorable for the Portfolio at the start of 2018, but valuations in most sectors are stretched, so it may prove difficult to match 2017 returns in 2018. It is widely anticipated that the Fed will again raise short-term interest rates three times in 2018, although if core inflation rises more than expected—above the Fed’s 2% target—the Fed may be tempted to raise rates faster than expected, with negative implications for bond returns as well as other risk assets. We anticipate continuing to look for opportunities to increase allocations to the alternative fixed-income sleeve of the Portfolio, particularly among preferred shares and closed-end funds.

Average Annual Total Returns 1

As of December 31, 2017

From Inception 4/28/2017
3.51%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
**	The S&P/LSTA Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
***	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT OPPORTUNITY INCOME PLUS PORTFOLIO

Gregory R. Anderson, CFA, Michael G. Landreville, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

Thrivent Opportunity Income Plus Portfolio seeks a combination of current income and long-term capital appreciation.

The Portfolio primarily invests in a broad range of debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Opportunity Income Plus Portfolio generated a return of 4.63%, compared with the median return of its peer group, the Lipper General Bond category, of 5.88%. The Portfolio’s market benchmarks, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, posted returns of 2.47%, 4.12% and 6.92%, respectively.

What factors affected the Portfolio’s performance?

Virtually every sector of the fixed-income markets generated positive returns. In the U.S., the defining development was a flattening of the yield curve as the Federal Reserve pushed up short-term interest rates while accelerating economic growth, with modest inflation. This helped keep rates in check at the long end of the curve. For example, the yield on two-year Treasury notes rose 69 basis points over the course of the year, to 1.89%, while the yield on 30-year Treasuries fell 31 basis points to 2.74%. Since bond prices move inversely to interest rates, two-year Treasuries managed a total return of just 0.25% for the year, while 30-year Treasuries returned 9.14%.

The Portfolio underperformed its Lipper peer group largely due to the use of a hedge aimed at moderating risk in assets that often have equity-like risk profiles, including preferred stocks, closed-end funds and, to some extent, high-yield and emerging-markets debt. The hedge was created using S&P 500 stock index futures and was the largest detractor from performance as equity markets moved substantially higher over the course of the year with very little volatility.

The Portfolio outperformed its benchmark indexes in most sectors of the market, in part due to an overweighting in nonagency residential mortgage-backed securities and good security selection within the floating-rate leveraged bank loan sector. The Portfolio’s holdings in preferred securities also benefited performance as the sector generated a return before expenses in excess of 15%. The use of fixed-income futures to adjust the Portfolio’s duration also aided results. These adjustments took advantage of the flattening yield curve by providing more exposure to the long end of the curve where, as noted, returns were better than at the short end.

What is your outlook?

We expect returns in many fixed-income sectors to be lower in 2018 than they were in 2017 because credit spreads have narrowed substantially and the Fed is likely to continue to push short-term rates higher, which eventually could influence rates further out on the yield curve. Higher rates impact bond returns negatively. On the other hand, a continued strong U.S. economy—perhaps buttressed by the federal income tax cuts passed into law at the end of 2017—should help to support bond prices in the credit sector, including both investment-grade and high-yield corporate bonds. Assuming that inflation does not accelerate, we expect continued modest flattening of the yield curve, which would benefit longer-term bonds relative to shorter-term securities.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
4.63%	2.57%	4.24%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
**	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
***	The S&P/LSTA Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER ALL CAP PORTFOLIO
Subadvised by FIAM LLC, an affiliate of Fidelity Investments
Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Partner All Cap Portfolio earned a return of 20.24%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 19.95%. The Portfolio’s market benchmarks, the Russell 3000® Index and the S&P Composite® 1500 Index, earned returns of 21.13% and 21.13%, respectively.

What factors affected the Portfolio’s performance?

On the positive side of the equation, the information technology and industrials sectors contributed favorably to the Portfolio’s relative performance. In the information technology sector, overweighted positions in payroll provider Paycom Software and software company Adobe Systems were the leading contributors to relative performance. In industrials, an underweighting in industrial conglomerate General Electric and an overweighting in IDEX, a manufacturer of specialty engineered systems, contributed to relative performance. In other sectors, overweighted positions in oncology company Ariad Pharmaceuticals and medical device manufacturer C.R. Bard benefited the Portfolio’s results.

On the other side of the equation, the consumer discretionary and health care sectors detracted the most from the Portfolio’s relative performance. In consumer discretionary, overweighted positions in diversified consumer product company Newell Brands and specialty jewelry retailer Signet Jewelers were the top detractors. In health care, overweightings in biotechnology company Shire and ambulance operator Envision Healthcare detracted from performance. Elsewhere in the portfolio, overweighted positions in exploration and production company Pioneer Natural Resources and food retailer Kroger detracted from relative performance.

What is your outlook?

While the U.S. economy appears to be expanding at a healthy pace with solid underlying fundamentals, potential uncertainty on the political and geopolitical fronts bear monitoring and may provide opportunities for active equity management to uncover stronger excess returns. Against this backdrop, our Global Sector Leaders continue to focus on uncovering attractive investment ideas by applying bottom-up, fundamental research to their respective sectors. We remain consistent in our investment process designed to deliver a cohesive, sector-neutral portfolio capturing the team’s best ideas.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
20.24%	14.16%	6.09%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
^

Effective April 28, 2017, the Portfolio’s benchmark changed from the Russell 3000® Index to the S&P Composite 1500® Index. The Adviser made this benchmark change because the Portfolio’s complex no longer uses Russell as an index provider. Thus, the Russell 3000® Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2018 and beyond.

*	The Russell 3000® Index is an index composed of the 3,000 largest U.S. companies based on market capitalization.
**

The S&P Composite 1500® Index measures the performance of a group of 1500 publicly traded stocks. “S&P Composite 1500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Subadvised by Aberdeen Asset Managers Limited
Thrivent Partner Emerging Markets Equity Portfolio seeks long-term capital growth.

The Portfolio primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Partner Emerging Markets Equity Portfolio earned a return of 27.64%, compared with the median return of its peer group, the Lipper Emerging Markets category, of 37.95%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index-USD Net Returns, earned a return of 37.28%.

What factors affected the Portfolio’s performance?

Emerging-market equities rallied in 2017, boosted by improving corporate earnings, buoyant economic signals worldwide and stabilizing oil prices. The U.S. dollar remained subdued against most emerging currencies, despite three Federal Reserve rate hikes.

The Portfolio underperformed the benchmark largely due to the Portfolio’s underweightings to both China and the technology sector. In 2017, the market substantially re-rated Chinese Internet heavyweights, including Tencent and Alibaba, resulting in a narrow market rally. Not holding Tencent for much of the year and the lack of exposure to Alibaba proved costly, outweighing the positive performance of our other mainland names like Kweichow Moutai and Hangzhou Hikvision, which were among the Portfolio’s top stock-level contributors. While many Chinese Internet companies are compelling businesses, we have long been concerned about their corporate structures, known as variable interest entities (VIEs). Beijing does not recognize VIEs, which are designed to circumvent foreign ownership restrictions in certain industries. After undertaking in-depth research on the subject, we believe that careful stock selection can mitigate risks. As such, we recently introduced a position in Tencent into our portfolio after conducting extensive due diligence on its business, corporate structure and founder. We like the company’s track record of treating minority shareholders fairly, its solid business model and its robust financials.

The Portfolio’s overweighting to consumer stocks also weighed on results. Shares of Russian retailer Magnit fell after the company reported weak earnings amid challenges in executing its turnaround strategy. Indonesian conglomerate Astra International also lagged based on below-par results due to greater competition for its automotive business. Nevertheless, we remained confident that both companies’ business models are sound, and maintained these positions in our portfolio.

Elsewhere, an underweighting to Korea hurt because that country’s market rallied due to improving political stability. However, our position in Samsung Electronics added to performance because it posted record profits on the back of booming demand for its semiconductors and memory chips.

Elsewhere, stock selection in both India and Brazil lifted relative performance. In India, Grasim Industries was buoyed by expectations of its restructuring into a broader conglomerate, while Hindustan Unilever benefited from recovering spending after last November’s demonetization. Brazilian retailer Lojas Renner also outperformed based on expectations of improved consumer spending, while mining company Vale was boosted by the move to a single share class. The Portfolio’s lack of exposure to the Middle East benefited results because markets there were hampered by heightened geopolitical risks.

What is your outlook?

After a stellar year, we believe emerging markets should continue to be supported by stable growth and expectations for improving earnings in 2018. However, a number of risks could present short-term challenges. The recent U.S. tax reform or quicker-than-expected rate hikes could strengthen the U.S. dollar and trigger outflows from emerging-market assets. Elections in key markets could amplify volatility and dampen sentiment. Recent sovereign and corporate rating downgrades also reflect concern over rising debt levels. That being said, the asset class continues to be buoyed by broadening global growth and moderate inflation. Brazil and Russia appear better positioned to sustain their recoveries from recessions, while India should rebound from temporary weakness. We believe company-level efforts to improve capital allocations and margins should also underpin higher returns. A number of long-run structural factors also seem favorable. A growing middle class with rising income levels across the developing world should benefit consumer and financial companies. Some holdings are also well-positioned to benefit from new secular themes, including the expansion of trends like cloud computing and the Internet of Things in the technology sector, and the auto industry’s electrification push. We remain committed to investing in well-managed companies with solid fundamentals, and engaging them consistently to ensure the portfolio’s quality.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	From Inception 4/30/2008
27.64%	2.19%	4.78%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI Emerging Markets Index-USD Net Returns is a modified capitalization-weighted index of selected emerging economies from around the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER GROWTH STOCK PORTFOLIO
Subadvised by T. Rowe Price Associates, Inc.
Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Partner Growth Stock Portfolio earned a return of 33.61%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of 30.90%. The Portfolio’s market benchmark, the S&P 500 Growth Index, earned a return of 27.44%.

What factors affected the Portfolio’s performance?

Although stock selection was the primary driver of the Portfolio’s outperformance, the impact from sector weightings was also notably positive. The information technology, health care and energy sectors were the Portfolio’s leading relative outperformers, while the financial sector was the only significant detractor.

Information technology led the Portfolio’s top-performing sectors mostly due to stock selection. Shares of Alibaba Group rallied sharply during the year, consistently producing results that exceeded expectations. Alibaba’s strength was driven by its core Chinese e-commerce business, which continued to benefit from improving user engagement and ongoing mobile monetization efforts.

Stock selection was also strong in the health care sector, led by a position in Intuitive Surgical. Accelerated growth in the number of global procedures being performed by da Vinci, the company’s robotic surgical system, helped drive shares higher. Procedure growth could get an additional boost after Intuitive Surgical rolls out its new and more affordable system (da Vinci X), which should invite expansion into many more hospitals.

The Portfolio also benefited from its lack of exposure to energy stocks because this sector was by far the weakest performer in the benchmark.

In addition, the financial sector detracted largely due to stock selection. First Republic Bank, a California-based regional bank, saw its shares sell off after reporting disappointing earnings in mid-October. The bank was negatively impacted by margin pressures from higher funding costs and lower-than-expected loan yields.

What is your outlook?

The current environment is almost an ideal one for equities, with elevated prices for a range of assets and high expectations for profit and economic growth encouraging investors to accept a higher level of risk. The strong earnings performance of 2017 will set a higher bar for year-over-year profit comparisons. However, investors are likely to look past some slowing in earnings growth if the overall economy remains healthy. Nevertheless, market leadership is likely to narrow as the bull market ages even further. As always, unforeseen risks, such as geopolitical turmoil, may also present challenges. We are particularly on the lookout for a regulatory attack on leading technology and Internet firms, which could have unintended consequences and result in widespread disruption in the markets.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
33.61%	17.68%	9.80%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The S&P 500® Growth Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong growth characteristics.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER HEALTHCARE PORTFOLIO
Subadvised by BlackRock Investment Management, LLC*
Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio primarily invests in healthcare companies, which are subject to numerous risks including legislative or regulatory changes and adverse market conditions. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

* Effective September 11, 2017, BlackRock Investment Management, LLC replaced Sectoral Asset Management Inc. as the subadviser of the Portfolio.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Partner Healthcare Portfolio earned a return of 19.42%, compared with the median return of its peer group, the Lipper Health/Biotechnology category, of 22.91%. The Portfolio’s market benchmarks, the Morgan Stanley Capital International (MSCI) World Health Care Index-USD Net Returns and the S&P Composite® 1500 Health Care Index, earned returns of 19.80% and 22.47%, respectively.

What factors affected the Portfolio’s performance?

During that period, the largest gains in relative performance came from the biotechnology and health care providers and services subsectors. In biotechnology, the Portfolio benefited from overweighted allocations to small caps Amicus Therapeutics and Portola Pharmaceuticals. Amicus experienced numerous positive regulatory developments for its development-stage drugs aimed at genetic diseases, most notably for Fabry disease, while Portola gained FDA approval of its blood-clot-preventing drug, Bevyxxa. Also in biotech, the Portfolio was rewarded for smaller overweighted positions in Global Blood Therapeutics and Loxo Oncology. Global Blood saw positive developments in its blood disease efforts and attracted takeover interest from larger players, while Loxo reported significant and promising clinical data for its larotrectinib therapy for TRK tumors. In the health care providers and services subsector, the Portfolio’s gains were generated primarily by specialty service providers Acadia Healthcare (behavioral health centers) and Davita (dialysis services). In health care technology, a meaningful position in digital/video medical provider Teladoc significantly outperformed as its growth accelerated beyond expectations.

The pharmaceutical subsector along with the medical devices and supplies subsector were the largest detractors during the period. On the positive side, the Portfolio benefited from underweightings in Bristol-Myers Squibb and Eli Lilly due to delayed and disappointing drug trials and pricing pressures and the acquisition of NeuroDerm, a developer of pharmaceuticals targeting central nervous system disorders. Offsetting those gains, the Portfolio was hurt by its overweighted position in generic drug manufacturers Mylan and Teva Pharmaceutical, which suffered from weak pricing trends and product controversies, as well as the underperformance of Collegium due to poor prescription trends for a new product and emerging competitive alternatives. The medical devices and supplies subsector was hampered by the health care equipment industry where we made poor exit decisions. Specifically, shares of Boston Scientific, Medtronic and Abbott Labs declined while held in the portfolio on pricing, margin and volume concerns that abated somewhat as the year progressed.

What is your outlook?

The health care sector shrugged off ongoing political noise from three failed Republican attempts at repealing the Affordable Care Act (ACA) and the back and forth on tax reform, which Congress did succeed in passing into law, generating strong returns during 2017. The new corporate tax reforms should be a significant benefit to companies that have the majority of their revenues generated in the U.S. (like many health care services companies), given the tax rate was lowered to 21% from the current 35%. As we head into 2018, we still see the same two secular growth drivers for the sector. First, both developed and developing countries are experiencing aging demographics, and second, we are seeing rapid innovation in medical technology. We believe these drivers, in conjunction with favorable valuations, create a long-term attractive investment opportunity for the sector.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	From Inception 4/30/2008
19.42%	11.30%	9.67%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
^

Effective October 1. 2017, the Portfolio’s benchmark changed from The MSCI World Healthcare Index (Net) to the S&P Composite 1500® Health Care Index. The adviser made this benchmark change because effective September 11, 2017, BlackRock Investment Management, LLC replaced Sectoral Asset Management Inc. as the subadviser of the Portfolio. Thus, the MSCI World Healthcare Index (Net) will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2018 and beyond.

*	The MSCI World Healthcare Index (Net) is a capitalization-weighted index of selected health care stocks from around the world. The index includes reinvestment of dividends, gross of foreign withholding taxes. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The S&P Composite 1500 ® Health Care Index is composed of those companies included in the S&P Composite 1500 Index that are classified as members of the GICS® health care sector.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Managed by Thrivent Financial, and subadvisers Principal Global Investors, LLC, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.
Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

The Portfolio primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Portfolio’s sub-advisers may not be complementary.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Partner Worldwide Allocation Portfolio earned a return of 23.84%, compared with the median return of its peer group, the Lipper International Multi-Cap Core category, of 24.89%. The Portfolio’s market benchmark, the MSCI All Country World Index ex-USA-USD Net Returns, earned a return of 27.19%.

What factors affected the Portfolio’s performance?

Two factors accounted for the Portfolio’s underperformance versus both its benchmark and Lipper category. First, the Portfolio maintained an allocation of approximately 10% of assets to emerging-market debt, which detracted from performance. Although our manager in this area generated returns similar to the benchmark, the emerging-market bond asset class badly lagged overall returns in the equity markets during the past 12 months.

The performance of our emerging-market equity portfolio, which represents approximately 15% of assets, also limited the Portfolio’s returns over the period. Our emerging-market equity manager positioned the portfolio with an underweighting in China and, more specifically, had limited exposure to the Chinese technology sector. This group performed exceptionally well during the fiscal year.

On the positive side, approximately 15% of the Portfolio was invested in small-cap EAFE (Europe, Australasia and Far East) markets, or developed country markets, which mitigated some of the underperformance. The small-cap EAFE asset class outperformed large-cap developed market indexes and our manager outperformed that benchmark. Therefore, both allocation and stock selection were positive contributors. In addition, we allocated approximately 60% of the Portfolio’s assets to large-cap managers invested in developed markets, split between the growth and value styles. These segments had a neutral impact on results because both managers performed in line with their respective benchmarks, while the benchmarks performed in line with the Portfolio’s market benchmark and Lipper category.

Finally, we used equity index derivatives to manage the Portfolio’s equity market exposures and asset realignments, but their impact on performance was limited because returns were similar to the respective management assignments. We also used currency derivatives to assist in the management of trade settlements.

What is your outlook?

The global economy has emerged from the slowdown in economic activity that occurred with lower oil prices, stalling exports and weak capital spending over the past few years. While the U.S. economy had led the rest of the world in recovering from the financial crisis of 2007 to 2008, it now appears that other major economies are seeing acceleration in activity as well. A key factor in this recovery has been a pickup in global trade, buttressed by the ongoing commitment to quantitative easing on the part of central banks in the eurozone area and Japan.

In many developed markets outside the U.S., short and intermediate interest rates on sovereign debt are negative and credit spreads are unusually tight. Valuations of equities are quite full both domestically and globally, but the recent acceleration in earnings and revenue growth are supportive of asset prices. In the immediate term, we see no fundamental reason for the domestic or global economy to downshift to a lower growth trajectory. However, we do see pockets of both geopolitical and fundamental risks that are not insignificant, which warrant some degree of caution.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	From Inception 4/30/2008
23.84%	6.93%	2.96%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT REAL ESTATE SECURITIES PORTFOLIO

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio focuses on income-producing equity securities of U.S. real estate companies. Declines in real estate values, changes in interest rates or economic downturns can have a significant negative effect on companies in the real estate industry. REITs are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Real Estate Securities Portfolio earned a return of 5.95%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 5.55%. The Portfolio’s market benchmarks, the FTSE NAREIT All Equity REITs Index and the S&P Composite® 1500 Equity REITs Index, earned returns of 8.67% and 4.58%, respectively.

What factors affected the Portfolio’s performance?

Real estate investment trust (REIT) stocks delivered modest positive returns in 2017 led by the segment’s best-performing sectors, which included data centers, cell towers and industrial. New construction was largely absorbed to meet strong demand, particularly in the data center, industrial and apartment sectors. The lodging sector also saw an increase in new construction, which resulted in a moderate slowdown in rent growth and stable, but not increasing, occupancy rates. Retail properties, which include both malls and shopping centers, were under pressure due to store closings and downsizing that were primarily the result of growth in e-commerce and online shopping. REIT stocks were also impacted by rising interest rates, which increase borrowing costs and create upward pressure on required returns for real estate investments.

In this environment, REIT stocks delivered moderate returns consisting of dividends and price appreciation. Performance varied significantly depending on fundamental factors and investment demand for each specific property type. The Portfolio’s best-performing REIT property sectors were cell towers, data centers, industrial and lodging. On the other hand, the Portfolio’s property sectors that underperformed the overall REIT market included malls, shopping centers and health care REITs.

What is your outlook?

REIT fund flows were negative in 2017 due to pessimistic investor sentiment because of rising interest rates. This sentiment may continue in 2018 because the Federal Reserve is expected to raise the federal funds rate three to four times during the year. In addition, the earnings growth rate for corporations is likely to accelerate due to the reduction in corporate income tax rates, while REITs will not enjoy the same benefit from lower corporate tax rates. However, after underperforming the general equity market last year, REIT valuations are not extended and certain sectors provide attractive valuations because of the negative sentiment. For example, Class A malls and high-quality shopping centers appear attractive from a valuation standpoint. The apartment sector also appears attractive, given the steady growth in employment and moderate new supply expected. The sectors that outperformed last year (data centers, cell towers and industrial) are likely to continue their strong performance this year, driven by strong demand and absorption of new space. Sectors that may continue to underperform include health care and net lease properties due to their long-term leases, which generally result in lagging performance during rising interest rate environments.

REIT stocks begin the year appearing moderately attractive relative to bonds and other equity investments, with a current dividend yield of approximately 4% and mid-single-digit earnings growth expected in 2018. Our strategy is to overweight best-in-class REITs that have high-quality real estate portfolios and experienced management teams. We continually search for attractive value in all real estate property sectors, and adjust positions throughout the year to maximize performance and manage risk.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
5.95%	9.36%	7.53%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

^

Effective December 31, 2017, the Portfolio’s benchmark index changed from the FTSE NAREIT All Equity REITs Index to the S&P Composite 1500® - Equity REITs Index. The Adviser made this benchmark change because the Portfolio’s complex no longer uses FTSE as an index provider. Thus the FTSE NAREIT All Equity REITs Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2018 and beyond.

*	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts.
**

The S&P Composite 1500® - Equity REITS Index tracks the performance of the stocks included in the S&P Composite 1500 Index that are classified as members of the GICS® Equity Real Estate Investment Trusts (REITs) industry.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager*

Thrivent Small Cap Index Portfolio seeks capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio primarily invests in small company common stocks. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

*	Kevin R. Brimmer, FSA, is no longer a portfolio manager for the Portfolio. Effective January 19, 2018, Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM have been named portfolio managers of the Portfolio.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Small Cap Index Portfolio earned a return of 13.13%, compared with the median return of its peer group, the Lipper Small Cap Core category, of 13.49%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of 13.23%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P SmallCap 600 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition. Because the Portfolio also invests in futures for cash management purposes, small variances in performance can be attributed to differences in the futures and cash markets.

All but two of the sectors in the S&P SmallCap 600 Index posted positive returns for the year. Health care, utilities and industrials were the best-performing sectors in the market over the past 12 months. Small-cap stocks underperformed large- and mid-cap stocks over the reporting period, which they tend to do when international equities outperform domestic equities, because small-cap companies have less exposure to global markets. Telecommunication services and energy were the worst-performing sectors and delivered negative returns over the period, followed by real estate, which delivered the lowest positive returns.

What is your outlook?

The past 12 months marked one of the lowest periods of volatility on record accompanied by flat returns for small-cap stocks in the first quarter, modest returns in the second quarter and strong returns for the segment in the third and fourth quarters. Worldwide central banks continue to provide stimulus to the global economy. Corporate profit margins remain strong and market multiples still have the potential to expand. The benefits from the changes in taxes and infrastructure spending may be offset somewhat by slowing global growth. However, the financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets, so we expect to see modest increases in interest rates.

That being said, the potential headwinds to stocks from higher rates are tempered by the corporate tax changes, which tend to favor small caps over larger-capitalized companies. We anticipate risk levels will likely fluctuate in a range-bound manner. While opportunities for large and mid caps exist, we believe small-cap companies should outperform these segments as this cycle matures.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
13.13%	15.67%	10.12%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*

The S&P SmallCap 600® Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP STOCK PORTFOLIO

Matthew D. Finn, CFA and James M. Tinucci, CFA, Portfolio Co-Managers

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2017?

Thrivent Small Cap Stock Portfolio earned a return of 21.23%, compared with the median return of its peer group, the Lipper Small Cap Core Portfolios category, of 13.49%. The Portfolio’s market benchmarks, the Russell 2000® Index and the S&P SmallCap 600® Index, earned returns of 14.65% and 13.23%, respectively.

What factors affected the Portfolio’s performance?

The Portfolio produced strong results during the period, outperforming its Lipper peers and market benchmarks due to both sector allocations and stock selection. That being said, the Portfolio’s sector weightings are determined by our bottom-up industry and company research. We have positioned the portfolio with large overweightings in financial and industrial stocks for more than a year because the outlook for the Portfolio’s holdings in these areas has continued to be promising. Both sectors were among the strongest performing areas of the market during the period. Meanwhile, we have also maintained significant underweightings in consumer discretionary and real estate investment trust (REIT) stocks for more than a year. In those two sectors, it has been difficult to find stocks that exhibit our desired combination of valuation, quality and a favorable outlook. The consumer discretionary and REIT sectors were two of the weaker areas of the market during the reporting period, so our underweightings helped performance.

Stock selection was favorable in all 11 sectors except for energy, materials and utilities, with particular strength seen among our holdings in technology and consumer discretionary. In the technology sector, standout performers included application software firm Pegasystems and communications equipment company Arista Networks. Pegasystems, a developer of customer relationship management software, offers an integrated approach extending from an enterprise’s customer-facing applications to back-end automation. This integration drives lower costs and better customer service outcomes. Arista Networks competes with Cisco Systems and other data center switch and router companies. However, the company has a strategic advantage in that its switches contain computer chips and software that the customer can program, plus they are often cheaper and faster. As Internet titans have emerged, they have developed very application-specific data centers for areas such as search, e-commerce and Web hosting. Therefore, the customization feature offered by Arista Networks has enabled the company to gain market share.

In consumer discretionary, we saw strong results from a position in regional casino operator Pinnacle Entertainment, which was the recipient of a takeover bid. We continued to hold these three companies in the portfolio; however, we reduced their position sizes to effectively manage portfolio risk.

What is your outlook?

We believe valuations in many areas of the market are extended. Companies are benefiting from a synchronized global economic expansion for the first time this cycle. We are finding it more difficult to discover areas that are underearning, with the exception of the energy sector. Back in 2008, the consensus view was that the world was running out of oil and prices were more than $140 per barrel, which encouraged investments to find oil. Today, the popular view is that electric cars will make internal combustion engines obsolete, while the world is awash in oil that we may not need. The price of oil is too low to encourage investment in deep water wells; however, global consumption continues to rise, at more than 1 million barrels per day each year. As a result, energy stocks are well-represented in the portfolio.

Also, stocks of retailers have become attractively valued because many companies face business erosion from online competitors. Some retailers are less susceptible to online competition and are adjusting their business models successfully. Retail is a new area of investment in the portfolio.

Average Annual Total Returns 1

As of December 31, 2017

1-Year	5-Year	10-Year
21.23%	16.05%	7.45%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
^

Effective April 28, 2017, the Portfolio’s benchmark changed from the Russell 2000® Index to the S&P SmallCap 600® Index. The Adviser made this benchmark change because the Portfolio’s complex no longer uses Russell as an index provider. Thus, the Russell 2000® Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2018 and beyond.

*	The Russell 2000® Index measures the performance of small cap stocks.
**

The S&P SmallCap 600® Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017 - 12/31/2017*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,100	$3.05	0.58%
Hypothetical**	$1,000	$1,022	$2.94	0.58%
Thrivent Balanced Income Plus Portfolio
Actual	$1,000	$1,053	$3.36	0.65%
Hypothetical**	$1,000	$1,022	$3.31	0.65%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,040	$2.41	0.47%
Hypothetical**	$1,000	$1,023	$2.39	0.47%
Thrivent Government Bond Portfolio
Actual	$1,000	$1,007	$2.27	0.45%
Hypothetical**	$1,000	$1,023	$2.29	0.45%
Thrivent Growth and Income Plus Portfolio
Actual	$1,000	$1,064	$4.16	0.80%
Hypothetical**	$1,000	$1,021	$4.08	0.80%
Thrivent High Yield Portfolio
Actual	$1,000	$1,029	$2.28	0.45%
Hypothetical**	$1,000	$1,023	$2.27	0.45%
Thrivent Income Portfolio
Actual	$1,000	$1,024	$2.23	0.44%
Hypothetical**	$1,000	$1,023	$2.23	0.44%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,118	$2.35	0.44%
Hypothetical**	$1,000	$1,023	$2.24	0.44%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,113	$1.30	0.25%
Hypothetical**	$1,000	$1,024	$1.25	0.25%

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017 -12/31/2017*	Annualized Expense Ratio
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,093	$3.44	0.65%
Hypothetical**	$1,000	$1,022	$3.32	0.65%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,118	$3.39	0.64%
Hypothetical**	$1,000	$1,022	$3.24	0.64%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,011	$2.25	0.44%
Hypothetical**	$1,000	$1,023	$2.27	0.44%
Thrivent Low Volatility Equity Portfolio
Actual	$1,000	$1,081	$4.23	0.81%
Hypothetical**	$1,000	$1,021	$4.11	0.81%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,095	$1.41	0.27%
Hypothetical**	$1,000	$1,024	$1.36	0.27%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,109	$3.57	0.67%
Hypothetical**	$1,000	$1,022	$3.42	0.67%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,063	$2.32	0.45%
Hypothetical**	$1,000	$1,023	$2.28	0.45%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,081	$2.40	0.46%
Hypothetical**	$1,000	$1,023	$2.33	0.46%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,045	$2.39	0.46%
Hypothetical**	$1,000	$1,023	$2.36	0.46%
Thrivent Money Market Portfolio
Actual	$1,000	$1,003	$2.30	0.46%
Hypothetical**	$1,000	$1,023	$2.32	0.46%
Thrivent Multidimensional Income Portfolio
Actual	$1,000	$1,029	$4.91	0.96%
Hypothetical**	$1,000	$1,020	$4.89	0.96%
Thrivent Opportunity Income Plus Portfolio
Actual	$1,000	$1,019	$3.27	0.64%
Hypothetical**	$1,000	$1,022	$3.27	0.64%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,089	$4.22	0.80%
Hypothetical**	$1,000	$1,021	$4.09	0.80%
Thrivent Partner Emerging Markets Equity Portfolio
Actual	$1,000	$1,089	$6.85	1.30%
Hypothetical**	$1,000	$1,019	$6.62	1.30%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,118	$4.18	0.78%
Hypothetical**	$1,000	$1,021	$3.99	0.78%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$995	$4.50	0.89%
Hypothetical**	$1,000	$1,021	$4.56	0.89%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$1,085	$4.53	0.86%
Hypothetical**	$1,000	$1,021	$4.39	0.86%

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017 -12/31/2017*	Annualized Expense Ratio
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,034	$4.61	0.90%
Hypothetical**	$1,000	$1,021	$4.58	0.90%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,101	$1.38	0.26%
Hypothetical**	$1,000	$1,024	$1.33	0.26%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,119	$3.84	0.72%
Hypothetical**	$1,000	$1,022	$3.67	0.72%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the Thrivent Series Fund, Inc. and Shareholders of each of the twenty-nine funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, or summary schedules of investments of each of the funds listed in the table below (constituting the Thrivent Series Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Thrivent Aggressive Allocation Portfolio (2)	Thrivent Moderate Allocation Portfolio (2)
Thrivent Balanced Income Plus Portfolio (2)	Thrivent Moderately Aggressive Allocation Portfolio (2)
Thrivent Diversified Income Plus Portfolio (2)	Thrivent Moderately Conservative Allocation Portfolio (2)
Thrivent Government Bond Portfolio (1)	Thrivent Money Market Portfolio (1)
Thrivent Growth and Income Plus Portfolio (2)	Thrivent Multidimensional Income Portfolio (4)
Thrivent High Yield Portfolio (2)	Thrivent Opportunity Income Plus Portfolio (2)
Thrivent Income Portfolio (2)	Thrivent Partner All Cap Portfolio (1)
Thrivent Large Cap Growth Portfolio (1)	Thrivent Partner Emerging Markets Equity Portfolio (1)
Thrivent Large Cap Index Portfolio (2)	Thrivent Partner Growth Stock Portfolio (1)
Thrivent Large Cap Stock Portfolio (2)	Thrivent Partner Healthcare Portfolio (1)
Thrivent Large Cap Value Portfolio (1)	Thrivent Partner Worldwide Allocation Portfolio (2)
Thrivent Limited Maturity Bond Portfolio (2)	Thrivent Real Estate Securities Portfolio (1)
Thrivent Low Volatility Equity Portfolio (3)	Thrivent Small Cap Index Portfolio (2)
Thrivent Mid Cap Index Portfolio (2)	Thrivent Small Cap Stock Portfolio (1)
Thrivent Mid Cap Stock Portfolio (1)

(1)	Schedule of investments, statement of operations for the year ended December 31, 2017 and statement of changes in net assets for each of the two years in the period ended December 31, 2017
(2)	Summary schedule of investments, statement of operations for the year ended December 31, 2017 and statement of changes in net assets for each of the two years in the period ended December 31, 2017
(3)	Schedule of investments, statements of operations and changes in net assets for the period April 28, 2017 (commencement of operations) through December 31, 2017
(4)	Summary schedule of investments, statements of operations and changes in net assets for the period April 28, 2017 (commencement of operations) through December 31, 2017

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402 T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

February 20, 2018

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment companies since at least 1987. We have not determined the specific year we began serving as auditor.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

			% of Net
Shares	Common Stock (50.6%)	Value	Assets
Consumer Discretionary (7.5%)
17,326	Amazon.com, Inc.[a]	$20,262,237	1.5%
21,996	Burlington Stores, Inc.[a]	2,706,168	0.2%
216,011	Comcast Corporation	8,651,241	0.7%
26,806	Dollar Tree, Inc.[a]	2,876,552	0.2%
30,108	Netflix, Inc.[a]	5,779,532	0.4%
56,370	Nutrisystem, Inc.	2,965,062	0.2%
1,541	Priceline Group, Inc.[a]	2,677,857	0.2%
56,810	Six Flags Entertainment Corporation[b]	3,781,842	0.3%
	Other Securities^	48,922,335	3.8%

	Total	98,622,826

Consumer Staples (1.4%)
40,580	MGP Ingredients, Inc.	3,119,790	0.3%
	Other Securities^	14,598,119	1.1%

	Total	17,717,909

Energy (1.5%)
	Other Securities^	20,039,297	1.5%

	Total	20,039,297

Financials (7.7%)
116,385	Citigroup, Inc.	8,660,208	0.7%
86,100	E*TRADE Financial Corporation[a]	4,267,977	0.3%
16,990	Goldman Sachs Group, Inc.	4,328,372	0.3%
75,250	Interactive Brokers Group, Inc.	4,455,552	0.3%
	Other Securities^	78,714,315	6.1%

	Total	100,426,424

Health Care (6.1%)
34,182	Alexion Pharmaceuticals, Inc.[a]	4,087,825	0.3%
56,008	Celgene Corporation[a]	5,844,995	0.5%
52,389	Medtronic plc	4,230,412	0.3%
10,687	Teleflex, Inc.	2,659,139	0.2%
43,845	UnitedHealth Group, Inc.	9,666,069	0.7%
74,790	Zoetis, Inc.	5,387,872	0.4%
	Other Securities^	48,434,199	3.7%

	Total	80,310,511

Industrials (7.2%)
57,094	CSX Corporation	3,140,741	0.2%
51,520	Kirby Corporation[a,b]	3,441,536	0.3%
22,379	Norfolk Southern Corporation	3,242,717	0.3%
20,695	Orbital ATK, Inc.	2,721,393	0.2%
122,590	Southwest Airlines Company	8,023,515	0.6%
37,601	Waste Connections, Inc.	2,667,415	0.2%
	Other Securities^	71,299,118	5.4%

	Total	94,536,435

Information Technology (15.6%)
45,360	Akamai Technologies, Inc.[a]	2,950,214	0.2%
26,500	Alliance Data Systems Corporation	6,717,220	0.5%
10,023	Alphabet, Inc., Class Aa	10,558,228	0.8%
6,247	Alphabet, Inc., Class Ca	6,536,861	0.5%
63,240	Apple, Inc.	10,702,105	0.8%
15,505	Arista Networks, Inc.[a]	3,652,668	0.3%
153,485	Cisco Systems, Inc.	5,878,476	0.5%
55,290	Dolby Laboratories, Inc.	3,427,980	0.3%
76,660	Facebook, Inc.[a]	13,527,424	1.0%
57,404	FLIR Systems, Inc.	2,676,174	0.2%
73,325	MasterCard, Inc.	11,098,472	0.8%
136,846	Microsoft Corporation	11,705,807	0.9%
25,423	Monolithic Power Systems, Inc.	2,856,528	0.2%
15,701	NVIDIA Corporation	3,038,144	0.2%
120,463	PayPal Holdings, Inc.[a]	8,868,486	0.7%
38,936	Proofpoint, Inc.[a]	3,457,906	0.3%
48,370	Red Hat, Inc.[a]	5,809,237	0.4%
76,444	Salesforce.com, Inc.[a]	7,814,870	0.6%
16,265	Tyler Technologies, Inc.[a]	2,879,718	0.2%
98,090	Visa, Inc.[b]	11,184,222	0.9%
	Other Securities^	69,986,222	5.3%

	Total	205,326,962

Materials (1.6%)
	Other Securities^	21,390,684	1.6%

	Total	21,390,684

Real Estate (1.2%)
	Other Securities^	15,800,395	1.2%

	Total	15,800,395

Telecommunications Services (0.2%)
	Other Securities^	2,568,305	0.2%

	Total	2,568,305

Utilities (0.6%)
	Other Securities^	7,384,367	0.6%

	Total	7,384,367

	Total Common Stock (cost $484,636,282)	664,124,115

	Registered Investment Companies (36.2%)
Affiliated Equity Holdings (33.3%)
6,308,837	Thrivent Core International Equity Fund	63,845,436	4.9%
3,563,837	Thrivent Large Cap Stock Portfolio	51,228,020	3.9%
3,311,080	Thrivent Large Cap Value Portfolio	62,810,863	4.8%
3,656,772	Thrivent Mid Cap Stock Portfolio	76,123,747	5.8%
12,302,797	Thrivent Partner Worldwide Allocation Portfolio	135,608,809	10.3%
2,246,652	Thrivent Small Cap Stock Portfolio	47,196,989	3.6%

	Total	436,813,864

Affiliated Fixed Income Holdings (1.8%)
1,867,594	Thrivent High Yield Portfolio	9,065,864	0.7%
485,051	Thrivent Income Portfolio	5,009,802	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

			% of Net
Shares	Registered Investment Companies (36.2%)	Value	Assets
Affiliated Fixed Income Holdings (1.8%) - continued
957,608	Thrivent Limited Maturity Bond Portfolio	$9,448,234	0.7%

	Total	23,523,900

Equity Funds/Exchange Traded Funds (1.1%)
14,925	iShares Russell 2000 Growth Index Fund	2,786,497	0.2%
21,092	SPDR S&P 500 ETF Trust	5,628,611	0.4%
	Other Securities^	5,527,607	0.5%

	Total	13,942,715

	Total Registered Investment Companies (cost $398,461,760)	474,280,479

Principal
Amount	Long-Term Fixed Income (2.2%)
Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	197,038	<0.1%

	Total	197,038

Mortgage-Backed Securities (1.0%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$4,875,000	3.500%, 1/1/2048[c]	5,008,087	0.4%
3,375,000	4.000%, 1/1/2048[c]	3,531,263	0.3%
	Other Securities^	4,912,095	0.3%

	Total	13,451,445

U.S. Government and Agencies (1.2%)
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	222,389	<0.1%
	U.S. Treasury Bonds
2,613,000	2.250% - 2.500%,
	11/15/2027 - 5/15/2046	2,489,877	0.2%
	U.S. Treasury Bonds, TIPS
1,821,469	0.375% - 0.375%,
	1/15/2027 - 7/15/2027	1,812,075	0.1%
	U.S. Treasury Notes
11,345,000	0.750% - 2.250%,
	2/15/2019 - 11/30/2024	11,201,522	0.9%

	Total	15,725,863

	Total Long-Term Fixed Income (cost $29,370,562)	29,374,346

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	167,974	<0.1%

	Total	167,974

	Total Preferred Stock (cost $174,636)	167,974

	Collateral Held for Securities Loaned (3.0%)
39,609,782	Thrivent Cash Management Trust	39,609,782	3.0%

	Total Collateral Held for Securities Loaned (cost $39,609,782)	39,609,782

Shares or Principal Amount	Short-Term Investments (11.9%)
	Federal Home Loan Bank Discount Notes
5,200,000	1.180%, 1/10/2018[d,e]	5,198,508	0.4%
	Federal Home Loan Bank Discount Notes
7,900,000	0.030% - 1.330%,
	1/12/2018 - 3/12/2018[d],[e]	7,889,776	0.6%
	Thrivent Core Short-Term Reserve Fund
14,310,328	1.510%	143,103,282	10.9%

	Total Short-Term Investments (cost $156,191,749)	156,191,566

	Total Investments (cost $1,108,444,771) 103.9%	$1,363,748,262

	Other Assets and Liabilities, Net (3.9%)	(51,236,010)

	Total Net Assets 100.0%	$1,312,512,252

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$38,508,018

Total lending	$38,508,018
Gross amount payable upon return of collateral for securities loaned	$39,609,782

Net amounts due to counterparty	$1,101,764

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$265,753,098
Gross unrealized depreciation	(12,048,807)

Net unrealized appreciation (depreciation)	$253,704,291

Cost for federal income tax purposes	$1,212,701,975

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	98,622,826	97,087,993	1,534,833	—
Consumer Staples	17,717,909	16,869,815	848,094	—
Energy^	20,039,297	19,202,795	836,502	0
Financials	100,426,425	98,417,572	2,008,853	—
Health Care	80,310,511	79,359,851	950,660	—
Industrials	94,536,434	92,802,667	1,733,767	—
Information Technology	205,326,962	205,023,540	303,422	—
Materials	21,390,684	20,125,480	1,265,203	1
Real Estate	15,800,395	15,419,594	380,801	—
Telecommunications Services	2,568,305	1,910,702	657,603	—
Utilities	7,384,367	7,152,996	231,371	—
Registered Investment Companies
Affiliated Equity Holdings	372,968,428	372,968,428	—	—
Affiliated Fixed Income Holdings	23,523,900	23,523,900	—	—
Equity Funds/Exchange Traded Funds	13,942,715	13,942,715	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	197,038	—	197,038	—
Mortgage-Backed Securities	13,451,445	—	13,451,445	—
U.S. Government and Agencies	15,725,863	—	15,725,863	—
Preferred Stock
Consumer Staples	167,974	—	167,974	—
Short-Term Investments	13,088,284	—	13,088,284	—

Subtotal Investments in Securities	$1,117,189,762	$1,063,808,048	$53,381,713	$1

Other Investments *	Total
Short-Term Investments	143,103,282
Affiliated Registered Investment Companies	63,845,436
Collateral Held for Securities Loaned	39,609,782

Subtotal Other Investments	$246,558,500

Total Investments at Value	$1,363,748,262

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,874,960	3,874,960	—	—

Total Asset Derivatives	$3,874,960	$3,874,960	$—	$—

Liability Derivatives
Futures Contracts	1,822,203	1,822,203	—	—

Total Liability Derivatives	$1,822,203	$1,822,203	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Aggressive Allocation Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $13,088,284 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long / (Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	24	March 2018	$2,803,574	($15,637)
CBOT U.S. Long Bond	13	March 2018	1,990,870	(1,870)
CME E-mini Russell 2000 Index	296	March 2018	22,560,392	179,808
CME S&P 500 Index	301	March 2018	199,967,211	1,401,788
CME Ultra Long Term U.S. Treasury Bond	8	March 2018	1,336,151	5,099
ICE mini MSCI EAFE Index	992	March 2018	100,153,895	1,302,906
ICE US mini MSCI Emerging Markets Index	477	March 2018	26,787,137	967,108

Total Futures Long Contracts				$3,839,202

CBOT 10-Yr. U.S. Treasury Note	(12)	March 2018	($1,497,899)	$9,337
CBOT 2-Yr. U.S. Treasury Note	(23)	March 2018	(4,933,430)	8,914
CME E-mini NASDAQ 100 Index	(714)	March 2018	(90,750,664)	(766,286)
CME E-mini S&P Mid-Cap 400 Index	(835)	March 2018	(157,811,990)	(1,038,410)

Total Futures Short Contracts				($1,786,445)

Total Futures Contracts				$2,052,757

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$23,350
Total Interest Rate Contracts		23,350
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,851,610
Total Equity Contracts		3,851,610

Total Asset Derivatives		$3,874,960

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	17,507
Total Interest Rate Contracts		17,507
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,804,696
Total Equity Contracts		1,804,696

Total Liability Derivatives		$1,822,203

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	34,771,636
Total Equity Contracts		34,771,636
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	154,658
Total Interest Rate Contracts		154,658

Total		$34,926,294

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	27,341
Total Interest Rate Contracts		27,341
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	652,686
Total Equity Contracts		652,686

Total		$680,027

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$341,243,908
Futures - Short	197,595,186
Interest Rate Contracts
Futures - Long	6,420,254
Futures - Short	5,268,048

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$1,165	$46,101	$7,656	$—	$—	39,610	$39,610	$17
Core International Equity	—	63,083	—	—	762	6,309	63,845	83
Core Short-Term Reserve	116,059	204,484	177,440	—	—	14,310	143,103	2,103
High Yield Portfolio	8,436	481	—	—	149	1,868	9,066	481
Income	4,714	173	—	—	123	485	5,010	162
Large Cap Stock	42,283	895	—	—	8,050	3,564	51,228	602
Large Cap Value	53,389	2,366	—	—	7,055	3,311	62,811	784
Limited Maturity Bond	9,208	185	—	—	56	958	9,448	185
Mid Cap Stock	63,972	5,652	—	—	6,500	3,657	76,124	240
Partner Worldwide Allocation	109,498	2,621	—	—	23,490	12,303	135,609	2,621
Small Cap Stock	38,931	2,631	—	—	5,634	2,247	47,197	147
Total Value and Income Earned	$447,655			$—	$51,819		$643,051	$7,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (15.8%)	Value	% of Net Assets
Basic Materials (1.2%)
	Other Securities^	$5,011,292	1.2%

	Total	5,011,292

Capital Goods (1.0%)
	Other Securities^	4,134,932	1.0%

	Total	4,134,932

Communications Services (4.7%)
	Coral-US Co-Borrower, LLC, Term Loan
$1,805,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[a,b]	1,805,848	0.5%
	Other Securities^	17,070,288	4.2%

	Total	18,876,136

Consumer Cyclical (2.0%)
	Scientific Games International, Inc., Term Loan
1,700,738	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[a,b]	1,713,493	0.4%
	Other Securities^	6,245,970	1.6%
	Total	7,959,463

Consumer Non-Cyclical (2.4%)
	Air Medical Group Holdings, Inc., Term Loan
1,631,336	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[a,b]	1,630,112	0.4%
	Other Securities^	7,917,153	2.0%
	Total	9,547,265

Energy (1.0%)
	Radiate Holdco, LLC, Term Loan
1,580,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[a,b,c,d]	1,566,744	0.4%
	Other Securities^	2,356,343	0.6%
	Total	3,923,087

Financials (1.1%)
	Other Securities^	4,249,547	1.1%

	Total	4,249,547

Technology (1.5%)
	First Data Corporation, Term Loan
1,620,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[a,b]	1,620,292	0.4%
	Other Securities^	4,549,620	1.1%

	Total	6,169,912

Transportation (0.5%)
	Other Securities^	1,955,600	0.5%

	Total	1,955,600

Utilities (0.4%)
	Other Securities^	1,592,087	0.4%

	Total	1,592,087

	Total Bank Loans (cost $63,827,520)	63,419,321

Shares	Common Stock (48.0%)
Consumer Discretionary (7.3%)
4,389	Amazon.com, Inc.[e]	5,132,804	1.3%
84,507	Comcast Corporation	3,384,505	0.9%
8,582	Netflix, Inc.[e]	1,647,401	0.4%
25,379	NIKE, Inc.	1,587,456	0.4%
956	Priceline Group, Inc.[e]	1,661,279	0.4%
20,019	Walt Disney Company	2,152,243	0.5%
	Other Securities^	13,869,560	3.4%

	Total	29,435,248

Consumer Staples (2.1%)
16,138	Philip Morris International, Inc.	1,704,980	0.4%
34,824	Unilever NV	1,960,690	0.5%
29,681	Unilever plc	1,646,287	0.4%
	Other Securities^	3,310,058	0.8%

	Total	8,622,015

Energy (2.9%)
224,809	BP plc	1,577,096	0.4%
55,415	Halliburton Company	2,708,131	0.7%
16,507	Pioneer Natural Resources Company	2,853,235	0.7%
	Other Securities^	4,325,044	1.1%

	Total	11,463,506

Financials (6.7%)
22,757	Citigroup, Inc.	1,693,348	0.4%
42,100	E*TRADE Financial Corporation[e]	2,086,897	0.5%
6,820	Goldman Sachs Group, Inc.	1,737,463	0.4%
202,664	HSBC Holdings plc	2,093,124	0.5%
16,869	State Street Corporation	1,646,583	0.4%
52,050	Synchrony Financial	2,009,651	0.5%
	Other Securities^	15,862,124	4.0%
	Total	27,129,190

Health Care (5.2%)
15,527	Celgene Corporation[e]	1,620,398	0.4%
7,940	CIGNA Corporation	1,612,534	0.4%
45,034	GlaxoSmithKline plc ADR	1,597,356	0.4%
39,592	Hologic, Inc.[e]	1,692,558	0.4%
20,509	Medtronic plc	1,656,102	0.4%
18,042	Novartis AG	1,518,279	0.4%
38,374	Novo Nordisk AS	2,062,046	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (48.0%)	Value	% of Net Assets
Health Care (5.2%) - continued
21,421	UnitedHealth Group, Inc.	$4,722,474	1.2%
	Other Securities^	4,310,815	1.1%

	Total	20,792,562

Industrials (5.6%)
15,239	Caterpillar, Inc.	2,401,362	0.6%
14,389	Honeywell International, Inc.	2,206,697	0.6%
	Other Securities^	17,852,055	4.4%

	Total	22,460,114

Information Technology (7.9%)
1,880	Alphabet, Inc., Class Ae	1,980,392	0.5%
1,655	Alphabet, Inc., Class Ce	1,731,792	0.4%
28,393	Apple, Inc.	4,804,947	1.2%
60,478	Cisco Systems, Inc.	2,316,307	0.6%
12,400	Facebook, Inc.[e]	2,188,104	0.5%
27,190	Microsoft Corporation	2,325,833	0.6%
33,100	PayPal Holdings, Inc.[e]	2,436,822	0.6%
25,320	Visa, Inc.[f]	2,886,986	0.7%
	Other Securities^	11,022,208	2.8%

	Total	31,693,391

Materials (2.2%)
	Other Securities^	9,021,497	2.2%

	Total	9,021,497

Real Estate (6.4%)
11,570	American Tower Corporation	1,650,692	0.4%
9,178	Simon Property Group, Inc.	1,576,230	0.4%
	Other Securities^	22,443,737	5.6%

	Total	25,670,659

Telecommunications Services (1.0%)
	Other Securities^	4,130,774	1.0%

	Total	4,130,774

Utilities (0.7%)
	Other Securities^	2,640,506	0.7%

	Total	2,640,506

	Total Common Stock (cost $159,465,022)	193,059,462

Principal Amount	Long-Term Fixed Income (28.2%)
Asset-Backed Securities (2.1%)
	Other Securities^	8,523,250	2.1%

	Total	8,523,250

Basic Materials (0.6%)
	Other Securities^	2,467,539	0.6%

	Total	2,467,539

Capital Goods (0.8%)
	Other Securities^	3,165,215	0.8%

	Total	3,165,215

Collateralized Mortgage Obligations (3.5%)
	Other Securities^	14,025,891	3.5%

	Total	14,025,891

Communications Services (1.4%)
	Other Securities^	5,583,990	1.4%

	Total	5,583,990

Consumer Cyclical (1.3%)
	Other Securities^	5,288,625	1.3%

	Total	5,288,625

Consumer Non-Cyclical (1.0%)
	Other Securities^	3,878,717	1.0%

	Total	3,878,717

Energy (1.3%)
	Other Securities^	5,160,817	1.3%

	Total	5,160,817

Financials (3.9%)
	Goldman Sachs Group, Inc.
318,000	2.600% - 7.500%, 2/15/2019 - 4/26/2022	330,116	0.1%
86,000	5.375%, 5/10/2020[b],[g]	88,137	<0.1%
65,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	65,950	<0.1%
43,000	2.545%, (LIBOR 3M + 1.050%), 6/5/2023[b]	43,383	<0.1%
	Goldman Sachs Group, Inc., Convertible
1,600,000	0.500%, 9/24/2022[h]	2,435,808	0.6%
	UnitedHealth Group, Inc.
65,000	3.350%, 7/15/2022	67,112	<0.1%
	Other Securities^	12,680,631	3.2%

	Total	15,711,137

Foreign Government (3.9%)
	Other Securities^	15,728,567	3.9%

	Total	15,728,567

Mortgage-Backed Securities (6.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,180,000	3.000%, 1/1/2033[d]	1,201,948	0.3%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,830,000	4.000%, 1/1/2048[d]	2,960,463	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value	% of Net Assets
Mortgage-Backed Securities (6.6%) - continued
$14,767	8.000% - 9.000%, 11/1/2024 - 8/1/2030	$16,340	<0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,725,000	3.000%, 1/1/2048[d]	4,725,945	1.2%
10,975,000	3.500%, 1/1/2048[d]	11,274,617	2.8%
5,385,000	4.000%, 1/1/2048[d]	5,634,325	1.4%
619,584	4.500% - 10.500%, 8/1/2020 - 1/1/2048[d]	659,695	0.2%
	Other Securities^	83,862	<0.1%

	Total	26,557,195

Technology (1.1%)
	Apple, Inc.
172,000	2.400% - 2.850%, 5/6/2021 - 1/13/2023	172,620	<0.1%
85,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[b]	85,542	<0.1%
	Other Securities^	4,198,498	1.1%

	Total	4,456,660

Transportation (0.2%)
	Other Securities^	1,012,702	0.2%

	Total	1,012,702

Utilities (0.5%)
	Other Securities^	2,034,978	0.5%

	Total	2,034,978

	Total Long-Term Fixed Income (cost $110,292,193)	113,595,283

Shares	Registered Investment Companies (5.2%)
Affiliated Fixed Income Holdings (2.7%)
1,117,695	Thrivent Core Emerging Markets Debt Fund	11,054,004	2.7%

	Total	11,054,004

Equity Funds/Exchange Traded Funds (1.9%)
61,109	Materials Select Sector SPDR Fund	3,698,928	0.9%
43,278	Utilities Select Sector SPDR Fund	2,279,885	0.6%
	Other Securities^	1,508,639	0.4%

	Total	7,487,452

Fixed Income Funds/Exchange Traded Funds (0.6%)
	Other Securities^	2,216,354	0.6%

	Total	2,216,354

	Total Registered Investment Companies (cost $19,782,326)	20,757,810

	Preferred Stock (1.3%)
Consumer Staples (0.4%)
	Other Securities^	1,584,776	0.4%

	Total	1,584,776

Energy (0.1%)
	Other Securities^	334,511	0.1%

	Total	334,511

Financials (0.7%)
6,957	Federal National Mortgage Association, 0.000%[e,g]	61,222	<0.1%
6,500	Goldman Sachs Group, Inc.,
	5.500%[b,g]	172,315	<0.1%
	Other Securities^	2,540,624	0.7%

	Total	2,774,161

Health Care (<0.1%)
	Other Securities^	187,306	<0.1%

	Total	187,306

Industrials (0.1%)
	Other Securities^	209,903	0.1%

	Total	209,903

	Total Preferred Stock (cost $4,762,342)	5,090,657

	Collateral Held for Securities Loaned (1.3%)
5,087,700	Thrivent Cash Management Trust	5,087,700	1.3%

	Total Collateral Held for Securities Loaned (cost $5,087,700)	5,087,700

Shares or Principal Amount	Short-Term Investments (8.6%)
	Thrivent Core Short-Term Reserve Fund
3,418,094	1.510%	34,180,938	8.5%
	Other Securities^	599,426	0.1%

	Total Short-Term Investments (cost $34,780,359)	34,780,364

	Total Investments (cost $397,997,462) 108.4%	$435,790,597

	Other Assets and Liabilities, Net (8.4%)	(33,776,975)

	Total Net Assets 100.0%	$402,013,622

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Non-income producing security.
f	All or a portion of the security is on loan.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.

Balanced Income Plus Portfolio held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $7,041,414 or 1.8% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$4,953,810

Total lending	$4,953,810
Gross amount payable upon return of collateral for securities loaned	$5,087,700

Net amounts due to counterparty	$133,890

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
SPDR -	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M -	ICE Libor USD Rate 1 Month
LIBOR 2M -	ICE Libor USD Rate 2 Month
LIBOR 3M -	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$41,757,265
Gross unrealized depreciation	(4,562,790)

Net unrealized appreciation (depreciation)	$37,194,475
Cost for federal income tax purposes	$378,871,554

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Balanced Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	5,011,292	—	4,584,175	427,117
Capital Goods	4,134,932	—	4,134,932	—
Communications Services	18,876,136	—	18,465,353	410,783
Consumer Cyclical	7,959,463	—	7,959,463	—
Consumer Non-Cyclical	9,547,265	—	9,547,265	—
Energy	3,923,087	—	3,923,087	—
Financials	4,249,547	—	4,249,547	—
Technology	6,169,912	—	6,169,912	—
Transportation	1,955,600	—	1,865,540	90,060
Utilities	1,592,087	—	1,294,137	297,950
Common Stock
Consumer Discretionary	29,435,248	21,320,243	8,115,005	—
Consumer Staples	8,622,015	4,065,192	4,556,823	—
Energy	11,463,506	7,032,544	4,430,961	1
Financials	27,129,190	16,460,273	10,668,917	—
Health Care	20,792,562	15,715,670	5,076,892	—
Industrials	22,460,114	13,262,173	9,197,941	—
Information Technology	31,693,391	30,062,390	1,631,001	—
Materials	9,021,497	2,348,618	6,672,879	—
Real Estate	25,670,659	23,658,824	2,011,835	—
Telecommunications Services	4,130,774	651,728	3,479,046	—
Utilities	2,640,506	1,417,025	1,223,481	—
Long-Term Fixed Income
Asset-Backed Securities	8,523,250	—	8,523,250	—
Basic Materials	2,467,539	—	2,467,539	—
Capital Goods	3,165,215	—	3,165,215	—
Collateralized Mortgage Obligations	14,025,891	—	14,025,891	—
Communications Services	5,583,990	—	5,583,990	—
Consumer Cyclical	5,288,625	—	5,288,625	—
Consumer Non-Cyclical	3,878,717	—	3,878,717	—
Energy	5,160,817	—	5,160,817	—
Financials	15,711,137	—	13,275,329	2,435,808
Foreign Government	15,728,567	—	15,728,567	—
Mortgage-Backed Securities	26,557,195	—	26,557,195	—
Technology	4,456,660	—	4,456,660	—
Transportation	1,012,702	—	1,012,702	—
Utilities	2,034,978	—	2,034,978	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	7,487,452	7,487,452	—	—
Fixed Income Funds/Exchange Traded Funds	2,216,354	2,216,354	—	—
Preferred Stock
Consumer Staples	1,584,776	681,783	902,993	—
Energy	334,511	248,750	85,761	—
Financials	2,774,161	2,157,607	616,554	—
Health Care	187,306	187,306	—	—
Industrials	209,903	209,903	—	—
Short-Term Investments	599,426	—	599,426	—

Subtotal Investments in Securities	$385,467,955	$149,183,835	$232,622,401	$3,661,719

Other Investments *	Total
Short-Term Investments	34,180,938
Affiliated Registered Investment Companies	11,054,004
Collateral Held for Securities Loaned	5,087,700

Subtotal Other Investments	$50,322,642

Total Investments at Value	$435,790,597

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	67,723	67,723	—	—

Total Asset Derivatives	$67,723	$67,723	$—	$—

Liability Derivatives
Futures Contracts	238,845	238,845	—	—

Total Liability Derivatives	$238,845	$238,845	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $599,426 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	61	March 2018	$7,125,752	($39,744)
CBOT U.S. Long Bond	4	March 2018	612,576	(576)
CME E-mini S&P 500 Index	11	March 2018	1,461,703	10,097
CME Ultra Long Term U.S. Treasury Bond	10	March 2018	1,670,189	6,373

Total Futures Long Contracts				($23,850)

CBOT 10-Yr. U.S. Treasury Note	(32)	March 2018	($3,994,398)	$24,898
CBOT 2-Yr. U.S. Treasury Note	(68)	March 2018	(14,585,793)	26,355
CME S&P 500 Index	(18)	March 2018	(11,843,475)	(198,525)

Total Futures Short Contracts				($147,272)

Total Futures Contracts				($171,122)

Reference Description:

CBOT	- Chicago Board of Trade
CME	- Chicago Mercantile Exchange
S&P	- Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$57,626
Total Interest Rate Contracts		57,626
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,097
Total Equity Contracts		10,097

Total Asset Derivatives		$67,723

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	40,320
Total Interest Rate Contracts		40,320
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	198,525
Total Equity Contracts		198,525

Total Liability Derivatives		$238,845

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	3,091
Options Purchased	Net realized gains/(losses) on Investments	(18,034)
Futures	Net realized gains/(losses) on Futures contracts	(1,342,162)
Total Equity Contracts		(1,357,105)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	36,914
Futures	Net realized gains/(losses) on Futures contracts	155,950
Total Interest Rate Contracts		192,864

Total		($1,164,241)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	20,469
Total Interest Rate Contracts		20,469
Equity Contracts Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(222,032)
Total Equity Contracts		(222,032)

Total		($201,563)

The following table presents Balanced Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$2,572,653
Futures - Short	11,069,632
Purchased Options	938,364
Written Options	938,364
Interest Rate Contracts
Futures - Long	9,547,675
Futures - Short	12,650,572
Written Options	2,428,321

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Balanced Income Plus Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$6,483	$88,962	$90,357	$—	$—	5,088	$5,088	$29
Core Emerging Markets Debt	—	11,045	—	—	9	1,118	11,054	39
Core Short-Term Reserve	40,237	156,600	162,656	—	—	3,418	34,181	433
Total Value and Income Earned	$46,720			$—	$9		$50,323	$501

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.7%)	Value	% of Net Assets
Basic Materials (1.0%)
	Ineos Finance, LLC, Term Loan
$1,755,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	$1,755,000	0.3%
	Other Securities^	4,922,897	0.7%

	Total	6,677,897

Capital Goods (0.8%)
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,680,849	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[a,b]	1,679,453	0.2%
	Other Securities^	3,898,677	0.6%

	Total	5,578,130

Communications Services (3.9%)
	Coral-US Co-Borrower, LLC, Term Loan
2,355,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[a,b]	2,356,107	0.3%
	Level 3 Financing, Inc., Term Loan
1,600,000	3.696%, (LIBOR 3M + 2.250%), 2/22/2024[a,b]	1,600,000	0.2%
	Sinclair Television Group, Inc., Term Loan
1,760,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[a,b,c,d]	1,756,709	0.3%
	Sprint Communications, Inc., Term Loan
1,806,350	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[a,b]	1,804,995	0.3%
	Other Securities^	19,178,690	2.8%

	Total	26,696,501

Consumer Cyclical (1.6%)
	Scientific Games International, Inc., Term Loan
2,244,375	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[a,b]	2,261,208	0.3%
	Other Securities^	8,350,672	1.3%

	Total	10,611,880

Consumer Non-Cyclical (2.0%)
	Air Medical Group Holdings, Inc., Term Loan
2,102,449	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[a,b]	2,100,872	0.3%
	JBS USA LUX SA, Term Loan
1,707,100	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[a,b]	1,675,945	0.3%
	Valeant Pharmaceuticals International, Inc., Term Loan
1,594,158	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[a,b,c,d]	1,615,711	0.2%
	Other Securities^	8,061,279	1.2%

	Total	13,453,807

Energy (0.7%)
	Radiate Holdco, LLC, Term Loan
2,120,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[a,b,c,d]	2,102,213	0.3%
	Other Securities^	2,987,218	0.4%

	Total	5,089,431

Financials (0.9%)
	Other Securities^	6,085,800	0.9%

	Total	6,085,800

Technology (1.1%)
	First Data Corporation, Term Loan
2,150,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[a,b]	2,150,387	0.3%
	Other Securities^	5,239,431	0.8%

	Total	7,389,818

Transportation (0.4%)
	Arctic LNG Carriers, Ltd., Term Loan
1,636,775	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[a,b]	1,648,036	0.3%
	Other Securities^	988,170	0.1%

	Total	2,636,206

Utilities (0.3%)
	Other Securities^	2,017,360	0.3%

	Total	2,017,360

	Total Bank Loans (cost $86,661,194)	86,236,830

	Long-Term Fixed Income (46.1%)
Asset-Backed Securities (3.8%)
	Other Securities^	25,519,094	3.8%

	Total	25,519,094

Basic Materials (1.4%)
	Other Securities^	9,598,626	1.4%

	Total	9,598,626

Capital Goods (1.8%)
	Other Securities^	12,095,585	1.8%

	Total	12,095,585

Collateralized Mortgage Obligations (8.7%)
	Federal Home Loan Mortgage Corporation
15,818,301	2.500% - 3.000%, 12/15/2022 - 2/15/2033, Ser. 4177, Class EIe	1,243,035	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value	% of Net Assets
Collateralized Mortgage Obligations (8.7%) - continued
	Federal National Mortgage Association
$5,782,146	2.500% - 3.500%, 2/25/2028 - 1/25/2033, Ser. 2012-150, Class YIe	$565,651	<0.1%
	Other Securities^	56,994,527	8.6%

	Total	58,803,213

Communications Services (3.1%)
	Other Securities^	21,259,126	3.1%

	Total	21,259,126

Consumer Cyclical (2.8%)
	Other Securities^	18,828,144	2.8%

	Total	18,828,144

Consumer Non-Cyclical (2.3%)
	Other Securities^	15,236,217	2.3%

	Total	15,236,217

Energy (2.5%)
	Other Securities^	17,116,699	2.5%

	Total	17,116,699

Financials (6.9%)
	Goldman Sachs Group, Inc.
901,000	2.600% - 7.500%, 2/15/2019 - 4/26/2022	937,297	0.2%
216,000	5.375%, 5/10/2020[b,f]	221,368	<0.1%
160,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	162,339	<0.1%
108,000	2.545%, (LIBOR 3M + 1.050%), 6/5/2023[b]	108,963	<0.1%
	Goldman Sachs Group, Inc., Convertible
2,450,000	0.500%, 9/24/2022[g]	3,729,831	0.6%
	Other Securities^	41,738,645	6.1%

	Total	46,898,443

Foreign Government (2.2%)
	Other Securities^	14,742,384	2.2%

	Total	14,742,384

Mortgage-Backed Securities (7.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,950,000	3.000%, 1/1/2033[d]	1,986,270	0.3%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,150,000	4.000%, 1/1/2048[d]	8,525,715	1.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
8,150,000	3.000%, 1/1/2048[d]	8,151,630	1.2%
20,025,000	3.500%, 1/1/2048[d]	20,571,682	3.0%
10,350,000	4.000%, 1/1/2048[d]	10,829,205	1.6%

	Total	50,064,502

Technology (2.0%)
	Other Securities^	13,144,404	2.0%

	Total	13,144,404

Transportation (0.4%)
	Other Securities^	2,809,074	0.4%

	Total	2,809,074

Utilities (0.8%)
	Other Securities^	5,393,901	0.8%

	Total	5,393,901

	Total Long-Term Fixed Income (cost $300,976,935)	311,509,412

Shares	Common Stock (28.8%)
Consumer Discretionary (4.1%)
4,109	Amazon.com, Inc.[h]	4,805,352	0.7%
79,149	Comcast Corporation	3,169,918	0.5%
1,022	Priceline Group, Inc.[h]	1,775,970	0.3%
18,751	Walt Disney Company	2,015,920	0.3%
	Other Securities^	16,178,108	2.3%

	Total	27,945,268

Consumer Staples (1.2%)
31,700	Unilever NV	1,784,800	0.3%
	Other Securities^	6,143,725	0.9%

	Total	7,928,525

Energy (2.4%)
51,898	Halliburton Company	2,536,255	0.4%
15,460	Pioneer Natural Resources Company	2,672,261	0.4%
	Other Securities^	10,849,370	1.6%

	Total	16,057,886

Financials (4.5%)
123,685	Ares Capital Corporation	1,944,328	0.3%
39,430	E*TRADE Financial Corporation[h]	1,954,545	0.3%
6,386	Goldman Sachs Group, Inc.	1,626,897	0.3%
124,294	Golub Capital BDC, Inc.	2,262,151	0.3%
184,483	HSBC Holdings plc	1,905,350	0.3%
48,750	Synchrony Financial	1,882,238	0.3%
	Other Securities^	18,715,709	2.7%

	Total	30,291,218

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (28.8%)	Value	% of Net Assets
Health Care (3.0%)
34,931	Novo Nordisk AS	$1,877,034	0.3%
20,062	UnitedHealth Group, Inc.	4,422,868	0.7%
	Other Securities^	13,742,523	2.0%

	Total	20,042,425

Industrials (3.0%)
14,272	Caterpillar, Inc.	2,248,982	0.3%
13,476	Honeywell International, Inc.	2,066,679	0.3%
	Other Securities^	16,340,725	2.4%

	Total	20,656,386

Information Technology (4.6%)
1,770	Alphabet, Inc., Class Ah	1,864,518	0.3%
1,554	Alphabet, Inc., Class Ch	1,626,106	0.3%
26,600	Apple, Inc.	4,501,518	0.7%
56,641	Cisco Systems, Inc.	2,169,350	0.3%
11,610	Facebook, Inc.[h]	2,048,701	0.3%
25,470	Microsoft Corporation	2,178,704	0.3%
31,000	PayPal Holdings, Inc.[h]	2,282,220	0.3%
23,720	Visa, Inc.	2,704,554	0.4%
	Other Securities^	11,554,085	1.7%

	Total	30,929,756

Materials (1.2%)
	Other Securities^	8,197,414	1.2%

	Total	8,197,414

Real Estate (3.9%)
14,247	American Tower Corporation	2,032,619	0.3%
9,322	Simon Property Group, Inc.	1,600,960	0.3%
	Other Securities^	22,758,552	3.3%

	Total	26,392,131

Telecommunications Services (0.6%)
	Other Securities^	3,758,454	0.6%

	Total	3,758,454

Utilities (0.3%)
	Other Securities^	2,388,085	0.3%

	Total	2,388,085

	Total Common Stock (cost $166,846,689)	194,587,548

	Registered Investment Companies (4.6%)
Affiliated Fixed Income Holdings (3.1%)
2,099,981	Thrivent Core Emerging Markets Debt Fund	20,768,809	3.1%

	Total	20,768,809

Equity Funds/Exchange Traded Funds (1.3%)
57,232	Materials Select Sector SPDR Fund	3,464,253	0.5%
40,529	Utilities Select Sector SPDR Fund	2,135,068	0.3%
25,000	Vanguard High Dividend Yield ETF	2,140,750	0.3%
	Other Securities^	1,215,871	0.2%

	Total	8,955,942

Fixed Income Funds/Exchange Traded Funds (0.2%)
	Other Securities^	1,492,823	0.2%

	Total	1,492,823

	Total Registered Investment Companies (cost $29,409,345)	31,217,574

	Preferred Stock (2.1%)
Consumer Staples (0.4%)
	Other Securities^	2,987,470	0.4%

	Total	2,987,470

Energy (0.1%)
	Other Securities^	772,104	0.1%

	Total	772,104

Financials (1.4%)
16,623	Federal National Mortgage Association, 0.000%[f,h,i]	146,282	<0.1%
30,800	Goldman Sachs Group, Inc., 5.500%[b,f]	816,508	0.1%
1,254	Wells Fargo & Company, Convertible, 7.500%[f]	1,642,727	0.2%
	Other Securities^	7,222,397	1.1%

	Total	9,827,914

Health Care (0.1%)
	Other Securities^	483,755	0.1%

	Total	483,755

Industrials (0.1%)
	Other Securities^	498,365	0.1%

	Total	498,365

	Total Preferred Stock (cost $13,728,154)	14,569,608

	Collateral Held for Securities Loaned (0.3%)
2,212,375	Thrivent Cash Management Trust	2,212,375	0.3%

	Total Collateral Held for Securities Loaned (cost $2,212,375)	2,212,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (13.7%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
9,095,759	1.510%	$90,957,590	13.4%
	Other Securities^	1,797,224	0.3%

	Total Short-Term Investments (cost $92,754,810)	92,754,814

	Total Investments (cost $692,589,502) 108.3%	$733,088,161

	Other Assets and Liabilities, Net (8.3%)	(56,378,890)

	Total Net Assets 100.0%	$676,709,271

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
h	Non-income producing security.
i	All or a portion of the security is on loan.

Diversified Income Plus Portfolio held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $21,110,537 or 3.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$506,250
Common Stock	1,169,381
Preferred Stock	479,189

Total lending	$2,154,820
Gross amount payable upon return of collateral for securities loaned	$2,212,375

Net amounts due to counterparty	$57,555

Definitions:

ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$45,628,829
Gross unrealized depreciation	(6,436,877)

Net unrealized appreciation (depreciation)	$39,191,952
Cost for federal income tax purposes	$700,848,621

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Diversified Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	6,677,897	—	6,110,083	567,814
Capital Goods	5,578,130	—	5,578,130	—
Communications Services	26,696,501	—	26,206,884	489,617
Consumer Cyclical	10,611,880	—	10,611,880	—
Consumer Non-Cyclical	13,453,807	—	13,453,807	—
Energy	5,089,431	—	5,089,431	—
Financials	6,085,800	—	6,085,800	—
Technology	7,389,818	—	7,389,818	—
Transportation	2,636,206	—	2,417,091	219,115
Utilities	2,017,360	—	1,628,510	388,850
Long-Term Fixed Income
Asset-Backed Securities	25,519,094	—	25,519,094	—
Basic Materials	9,598,626	—	9,598,626	—
Capital Goods	12,095,585	—	12,095,585	—
Collateralized Mortgage Obligations	58,803,213	—	58,803,213	—
Communications Services	21,259,126	—	21,259,126	—
Consumer Cyclical	18,828,144	—	18,828,144	—
Consumer Non-Cyclical	15,236,217	—	15,236,217	—
Energy	17,116,699	—	17,116,699	—
Financials	46,898,443	—	43,168,612	3,729,831
Foreign Government	14,742,384	—	14,742,384	—
Mortgage-Backed Securities	50,064,502	—	50,064,502	—
Technology	13,144,404	—	13,144,404	—
Transportation	2,809,074	—	2,809,074	—
Utilities	5,393,901	—	5,393,901	—
Common Stock
Consumer Discretionary	27,945,268	20,553,430	7,391,838	—
Consumer Staples	7,928,525	3,772,020	4,156,505	—
Energy	16,057,886	12,012,217	4,045,668	1
Financials	30,291,218	20,563,868	9,727,350	—
Health Care	20,042,425	15,421,920	4,620,505	—
Industrials	20,656,386	12,248,551	8,407,835	—
Information Technology	30,929,756	29,461,079	1,468,677	—
Materials	8,197,414	2,108,415	6,088,999	—
Real Estate	26,392,131	24,586,013	1,806,118	—
Telecommunications Services	3,758,454	586,224	3,172,230	—
Utilities	2,388,085	1,274,590	1,113,495	—
Preferred Stock
Consumer Staples	2,987,470	2,174,935	812,535	—
Energy	772,104	701,875	70,229	—
Financials	9,827,914	8,182,538	1,645,376	—
Health Care	483,755	483,755	—	—
Industrials	498,365	498,365	—	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	8,955,942	8,955,942	—	—
Fixed Income Funds/Exchange Traded Funds	1,492,823	1,492,823	—	—
Short-Term Investments	1,797,224	—	1,797,224	—

Subtotal Investments in Securities	$619,149,387	$165,078,560	$448,675,599	$5,395,228

Other Investments *	Total
Short-Term Investments	90,957,590
Affiliated Registered Investment Companies	20,768,809
Collateral Held for Securities Loaned	2,212,375

Subtotal Other Investments	$113,938,774

Total Investments at Value	$733,088,161

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	178,480	178,480	—	—

Total Asset Derivatives	$178,480	$178,480	$—	$—

Liability Derivatives
Futures Contracts	561,448	561,448	—	—

Total Liability Derivatives	$561,448	$561,448	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Diversified Income Plus Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $1,797,224 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	176	March 2018	$20,559,546	($114,671)
CBOT U.S. Long Bond	39	March 2018	5,972,611	(5,611)
CME E-mini S&P 500 Index	132	March 2018	17,524,956	136,644
CME Ultra Long Term U.S. Treasury Bond	1	March 2018	167,019	637

Total Futures Long Contracts				$16,999

CBOT 10-Yr. U.S. Treasury Note	(40)	March 2018	($4,992,997)	$31,122
CBOT 2-Yr. U.S. Treasury Note	(26)	March 2018	(5,576,921)	10,077
CME S&P 500 Index	(40)	March 2018	(26,318,834)	(441,166)

Total Futures Short Contracts				($399,967)

Total Futures Contracts				($382,968)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$41,836
Total Interest Rate Contracts		41,836
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	136,644
Total Equity Contracts		136,644

Total Asset Derivatives		$178,480

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	120,282
Total Interest Rate Contracts		120,282
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	441,166
Total Equity Contracts		441,166

Total Liability Derivatives		$561,448

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	6,896
Options Purchased	Net realized gains/(losses) on Investments	(40,229)
Futures	Net realized gains/(losses) on Futures contracts	(2,260,108)
Total Equity Contracts		(2,293,441)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	51,953
Futures	Net realized gains/(losses) on Futures contracts	452,618
Total Interest Rate Contracts		504,571

Total		($1,788,870)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(24,611)
Total Interest Rate Contracts		(24,611)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(412,325)
Total Equity Contracts		(412,325)

Total		($436,936)

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$9,576,725
Futures - Short	24,599,182
Purchased Options	2,093,273
Written Options	2,093,273
Interest Rate Contracts
Futures - Long	26,498,235
Futures - Short	9,204,880
Written Options	3,391,009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$172	$17,243	$15,203	$—	$—	2,212	$2,212	$26
Core Emerging Markets Debt	—	20,762	—	—	7	2,100	20,769	131
Core Short-Term Reserve	64,990	303,149	277,181	—	—	9,096	90,958	925
Total Value and Income Earned	$65,162			$—	$7		$113,939	$1,082

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Asset-Backed Securities (1.0%)
	Brazos Higher Education Authority, Inc.
$486,808	2.217%, (LIBOR 3M + 0.850%), 7/25/2029, Ser. 2017-1A, Class A3[a]	$488,902
	Credit Based Asset Servicing and Securitization, LLC
306,430	3.435%, 12/25/2036, Ser. 2006-CB2, Class AF2[b]	256,251
	First Horizon ABS Trust
70,463	1.712%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Aa,c	69,076
	GMAC Mortgage Corporation Loan Trust
172,406	2.052%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[a,c]	178,098
351,835	1.509%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[a,c]	340,323
	IndyMac Seconds Asset-Backed Trust
260,231	1.892%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Aa,c	156,798
	Wachovia Asset Securitization, Inc.
504,243	1.692%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,a,c	445,238

	Total	1,934,686

Collateralized Mortgage Obligations (1.1%)
	Seasoned Credit Risk Transfer Trust
2,111,896	2.000%, 8/25/2056, Ser. 2017-2, Class HAb	2,097,723

	Total	2,097,723

Commercial Mortgage-Backed Securities (7.4%)
	Commercial Mortgage Trust
435,000	3.039%, 11/12/2046, Ser. 2013-CR13, Class A2	438,307
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
2,000,000	1.463%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KF41, Class Aa	1,999,999
1,417,512	2.776%, 3/25/2023, Ser. K724, Class A1	1,435,134
2,000,000	3.002%, 1/25/2024, Ser. K725, Class A2	2,043,858
2,000,000	1.672%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. 2017-M13, Class FAa	1,997,472
	Federal National Mortgage Association - ACES
1,500,000	3.346%, 3/25/2024, Ser. 2014-M4, Class A2[a]	1,557,111
1,999,069	1.638%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-HB1, Class Aa	1,997,916
1,250,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[a]	1,256,420
	FRESB Multifamily Mortgage Pass-Through Trust
1,997,805	2.950%, 8/25/2027, Ser. 2017-SB40, Class A10Fa	1,993,696

	Total	14,719,913

Communications Services (0.1%)
	American Tower Trust I
225,000	1.551%, 3/15/2018*	224,695

	Total	224,695

Consumer Cyclical (0.8%)
	Board of Trustees of The Leland Stanford Junior University
425,000	3.563%, 6/1/2044	426,017
	California Institute of Technology
250,000	4.700%, 11/1/2111	276,031
	Dartmouth College
125,000	3.760%, 6/1/2043	130,108
	Massachusetts Institute of Technology
375,000	4.678%, 7/1/2114	437,319
	President and Fellows of Harvard College
375,000	3.619%, 10/1/2037	397,997

	Total	1,667,472

Energy (0.1%)
	Petroleos Mexicanos
225,000	2.378%, 4/15/2025	223,874

	Total	223,874

Financials (0.7%)
	European Investment Bank
500,000	1.250%, 5/15/2018	499,265
	North American Development Bank
400,000	2.300%, 10/10/2018	401,186
	Preferred Term Securities XXIII, Ltd.
460,656	1.789%, (LIBOR 3M + 0.200%), 12/22/2036*,a	414,621

	Total	1,315,072

Foreign Government (2.5%)
	Chile Government International Bond
350,000	3.875%, 8/5/2020	364,985
	Development Bank of Japan, Inc.
750,000	2.125%, 9/1/2022[d]	732,948
	Export-Import Bank of Korea
200,000	2.250%, 1/21/2020	197,895
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	506,274
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	515,314
400,000	4.375%, 1/24/2044	487,818
	Kommunalbanken AS
495,000	1.500%, 10/22/2019[d]	489,430
	Mexico Government International Bond
250,000	3.600%, 1/30/2025	253,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Foreign Government (2.5%) - continued
	Poland Government International Bond
$250,000	4.000%, 1/22/2024	$266,595
	Province of New Brunswick
125,000	2.750%, 6/15/2018	125,556
	Province of Quebec
400,000	7.500%, 7/15/2023	493,565
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[d]	495,420

	Total	4,929,175

Mortgage-Backed Securities (29.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,087,500	3.000%, 1/1/2033[e]	2,126,328
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,550	8.500%, 11/1/2025	1,555
245	8.000%, 1/1/2026	258
6,062,500	4.000%, 1/1/2048[e]	6,341,981
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
210	10.500%, 8/1/2020	212
722	8.000%, 12/1/2024	774
114	8.500%, 12/1/2025	114
1,009	8.000%, 9/1/2026	1,027
1,167	8.000%, 4/1/2030	1,371
5,200,000	3.000%, 1/1/2048[e]	5,201,040
19,895,000	3.500%, 1/1/2048[e]	20,438,133
14,137,500	4.000%, 1/1/2048[e]	14,792,066
8,400,000	4.500%, 1/1/2048[e]	8,936,760
	Government National Mortgage Association 30-Yr. Pass Through
1,980	7.500%, 3/15/2023	1,986
1,435	9.000%, 9/15/2024	1,575
1,680	8.000%, 6/15/2025	1,713
304	8.000%, 9/15/2026	305
5,851	7.500%, 10/15/2027	5,945
7,011	7.500%, 11/15/2028	7,031
649	8.000%, 10/15/2030	651
2,653	7.500%, 1/15/2031	2,933

	Total	57,863,758

U.S. Government and Agencies (57.0%)
	Federal Farm Credit Bank
400,000	2.210%, 8/1/2024	394,573
	Federal Home Loan Bank
650,000	1.375%, 11/15/2019	643,404
	Federal Home Loan Mortgage Corporation
350,000	6.750%, 3/15/2031	500,339
	Federal National Mortgage Association
1,500,000	1.250%, 8/17/2021	1,453,366
1,000,000	2.000%, 1/5/2022	993,284
1,000,000	1.875%, 4/5/2022	987,114
800,000	1.875%, 9/24/2026	753,889
500,000	5.960%, 9/11/2028	645,655
100,000	6.250%, 5/15/2029	133,648
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	221,503
	Tennessee Valley Authority
350,000	5.250%, 9/15/2039	471,735
	U.S. Treasury Bonds
13,750,000	2.250%, 11/15/2027	13,551,722
300,000	5.500%, 8/15/2028	385,930
2,500,000	5.250%, 11/15/2028	3,170,361
2,175,000	3.000%, 5/15/2042	2,286,908
6,245,000	2.500%, 5/15/2046	5,933,813
	U.S. Treasury Bonds, TIPS
4,087,400	0.875%, 2/15/2047	4,254,687
	U.S. Treasury Notes
3,500,000	1.250%, 12/15/2018	3,481,573
4,500,000	1.000%, 3/15/2019	4,454,603
6,000,000	0.875%, 9/15/2019	5,898,883
150,000	1.500%, 10/31/2019	148,951
7,625,000	1.750%, 11/30/2019	7,605,024
4,250,000	1.375%, 12/15/2019	4,207,636
2,500,000	1.375%, 2/15/2020	2,472,147
5,000,000	1.875%, 12/15/2020	4,985,161
3,000,000	1.250%, 3/31/2021	2,925,724
1,000,000	2.250%, 7/31/2021	1,005,752
4,095,000	1.125%, 8/31/2021	3,955,567
11,000,000	1.875%, 7/31/2022	10,849,736
4,725,000	2.000%, 11/30/2022	4,681,329
7,000,000	2.125%, 7/31/2024	6,915,263
7,600,000	2.250%, 11/15/2024	7,558,986
5,850,000	2.125%, 11/30/2024	5,771,812

	Total	113,700,078

	Total Long-Term Fixed Income (cost $198,047,096)	198,676,446

Shares or Principal Amount	Short-Term Investments (29.2%)
	Federal Farm Credit Bank Discount Notes
4,800,000	1.100%, 1/17/2018[f]	4,797,418
2,800,000	1.320%, 3/28/2018[f]	2,791,074
	Federal Home Loan Bank Discount Notes
125,000	1.130%, 1/4/2018[f]	124,991
3,300,000	1.180%, 1/10/2018[f]	3,299,053
5,800,000	1.234%, 1/12/2018[f]	5,797,923
3,160,000	1.102%, 1/19/2018[f,g]	3,158,075
1,200,000	1.272%, 1/24/2018[f]	1,199,054
4,000,000	1.200%, 1/31/2018[f]	3,995,844
2,700,000	1.287%, 2/2/2018[f]	2,696,930
2,700,000	1.285%, 2/7/2018[f]	2,696,436
4,400,000	1.235%, 2/9/2018[f]	4,393,871
8,100,000	1.295%, 2/16/2018[f]	8,086,635
	Federal Home Loan Mortgage Corporation Discount Notes
4,190,000	1.097%, 1/22/2018[f]	4,186,996

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (29.2%)	Value
	Thrivent Core Short-Term Reserve Fund
1,103,024	1.510%	$11,030,246

	Total Short-Term Investments (cost $58,255,553)	58,254,546

	Total Investments (cost $256,302,649) 128.9%	$256,930,992

	Other Assets and Liabilities, Net (28.9%)	(57,547,628)

	Total Net Assets 100.0%	$199,383,364

a	Denotes variable rate securities. The rate shown is as of December 31, 2017.
b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
c	All or a portion of the security is insured or guaranteed.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $1,717,798 or 0.9% of total net assets.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Government Bond Portfolio as of December 31, 2017 was $1,084,554 or 0.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
American Tower Trust I, 3/15/2018	3/6/2013	$225,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	460,656
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	504,243

Definitions:

ACES	-	Alternative Credit Enhancement Securities
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,038,300
Gross unrealized depreciation	(1,528,331)

Net unrealized appreciation (depreciation)	$509,969

Cost for federal income tax purposes	$242,288,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Government Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	1,934,686	—	1,934,686	—
Collateralized Mortgage Obligations	2,097,723	—	2,097,723	—
Commercial Mortgage-Backed Securities	14,719,913	—	14,719,913	—
Communications Services	224,695	—	224,695	—
Consumer Cyclical	1,667,472	—	1,667,472	—
Energy	223,874	—	223,874	—
Financials	1,315,072	—	1,315,072	—
Foreign Government	4,929,175	—	4,929,175	—
Mortgage-Backed Securities	57,863,758	—	57,863,758	—
U.S. Government and Agencies	113,700,078	—	113,700,078	—
Short-Term Investments	47,224,300	—	47,224,300	—

Subtotal Investments in Securities	$245,900,746	$—	$245,900,746	$—

Other Investments *	Total
Short-Term Investments	11,030,246

Subtotal Other Investments	$11,030,246

Total Investments at Value	$256,930,992

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	778	778	—	—

Total Asset Derivatives	$778	$778	$—	$—

Liability Derivatives
Futures Contracts	12,359	12,359	—	—

Total Liability Derivatives	$12,359	$12,359	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Government Bond Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $99,939 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT U.S. Long Bond	12	March 2018	$1,837,727	($1,727)

Total Futures Long Contracts				($1,727)

CBOT 10-Yr. U.S. Treasury Note	(1)	March 2018	($124,825)	$778
CBOT 2-Yr. U.S. Treasury Note	(74)	March 2018	(15,833,462)	(10,632)

Total Futures Short Contracts				($9,854)

Total Futures Contracts				($11,581)

Reference Description:

CBOT	-	Chicago Board of Trade

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Government Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$778
Total Interest Rate Contracts		778

Total Asset Derivatives		$778

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	12,359
Total Interest Rate Contracts		12,359

Total Liability Derivatives		$12,359

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Government Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	47,883
Total Interest Rate Contracts		47,883

Total		$47,883

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Government Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(11,581)
Total Interest Rate Contracts		(11,581)

Total		($11,581)

The following table presents Government Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$308,773
Futures - Short	848,936

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Government Bond Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$11,000	$34,149	$45,149	$—	$—	—	$—	$10
Core Short-Term Reserve	12,394	64,211	65,575	—	—	1,103	11,030	158
Total Value and Income Earned	$23,394			$—	$—		$11,030	$168

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (8.5%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$693,251	0.7%

	Total	693,251

Capital Goods (0.4%)
	Other Securities^	356,034	0.4%

	Total	356,034

Communications Services (2.6%)
	Other Securities^	2,631,261	2.6%

	Total	2,631,261

Consumer Cyclical (0.9%)
	Other Securities^	854,089	0.9%

	Total	854,089

Consumer Non-Cyclical (1.4%)
	Other Securities^	1,384,365	1.4%

	Total	1,384,365

Energy (0.4%)
	Other Securities^	423,247	0.4%

	Total	423,247

Financials (0.7%)
	Other Securities^	693,976	0.7%

	Total	693,976

Technology (0.8%)
	Other Securities^	783,749	0.8%

	Total	783,749

Transportation (0.3%)
	Other Securities^	312,539	0.3%

	Total	312,539

Utilities (0.3%)
	Other Securities^	259,761	0.3%

	Total	259,761

	Total Bank Loans (cost $8,430,811)	8,392,272

Shares	Common Stock (65.0%)
Consumer Discretionary (9.9%)
1,510	Amazon.com, Inc.[a]	1,765,900	1.8%
29,113	Comcast Corporation	1,165,976	1.2%
2,957	Netflix, Inc.[a]	567,626	0.6%
8,742	NIKE, Inc.	546,812	0.6%
305	Priceline Group, Inc.[a]	530,011	0.5%
6,892	Walt Disney Company	740,959	0.8%
	Other Securities^	4,537,460	4.4%

	Total	9,854,744

Consumer Staples (2.9%)
6,787	Altria Group, Inc.	484,660	0.5%
5,559	Philip Morris International, Inc.	587,308	0.6%
11,392	Unilever NV	641,402	0.7%
9,710	Unilever plc	538,575	0.6%
	Other Securities^	637,009	0.5%

	Total	2,888,954

Energy (3.9%)
73,540	BP plc	515,903	0.5%
19,090	Halliburton Company	932,928	1.0%
5,680	Pioneer Natural Resources Company	981,788	1.0%
	Other Securities^	1,394,336	1.4%

	Total	3,824,955

Financials (9.0%)
7,841	Citigroup, Inc.	583,449	0.6%
14,500	E*TRADE Financial Corporation[a]	718,765	0.7%
2,349	Goldman Sachs Group, Inc.	598,431	0.6%
66,297	HSBC Holdings plc	684,719	0.7%
5,811	State Street Corporation	567,212	0.6%
17,890	Synchrony Financial	690,733	0.7%
	Other Securities^	5,064,322	5.1%

	Total	8,907,631

Health Care (6.9%)
5,346	Celgene Corporation[a]	557,909	0.6%
2,730	CIGNA Corporation	554,436	0.6%
15,510	GlaxoSmithKline plc ADR	550,140	0.5%
13,642	Hologic, Inc.[a]	583,195	0.6%
7,073	Medtronic plc	571,145	0.6%
5,902	Novartis AG	496,668	0.5%
12,553	Novo Nordisk AS	674,542	0.7%
7,379	UnitedHealth Group, Inc.	1,626,774	1.6%
	Other Securities^	1,221,363	1.2%

	Total	6,836,172

Industrials (7.7%)
5,249	Caterpillar, Inc.	827,137	0.8%
6,070	Eaton Corporation plc	479,591	0.5%
4,956	Honeywell International, Inc.	760,052	0.8%
	Other Securities^	5,530,166	5.6%

	Total	7,596,946

Information Technology (10.6%)
650	Alphabet, Inc., Class Aa	684,710	0.7%
571	Alphabet, Inc., Class Ca	597,494	0.6%
9,776	Apple, Inc.	1,654,393	1.7%
20,831	Cisco Systems, Inc.	797,827	0.8%
4,270	Facebook, Inc.[a]	753,484	0.8%
9,360	Microsoft Corporation	800,654	0.8%

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (65.0%)	Value	% of Net Assets
Information Technology (10.6%) - continued
11,400	PayPal Holdings, Inc.[a]	$839,268	0.8%
8,720	Visa, Inc.[b]	994,254	1.0%
	Other Securities^	3,388,632	3.4%

	Total	10,510,716

Materials (2.9%)
	Other Securities^	2,923,624	2.9%

	Total	2,923,624

Real Estate (8.9%)
3,627	American Tower Corporation	517,464	0.5%
4,371	Crown Castle International Corporation	485,225	0.5%
3,315	Simon Property Group, Inc.	569,318	0.6%
	Other Securities^	7,209,457	7.3%

	Total	8,781,464

Telecommunications Services (1.4%)
20,100	NTT DOCOMO, Inc.	475,245	0.5%
	Other Securities^	892,822	0.9%

	Total	1,368,067

Utilities (0.9%)
	Other Securities^	891,910	0.9%

	Total	891,910

	Total Common Stock (cost $54,474,560)	64,385,183

Principal Amount	Long-Term Fixed Income (14.6%)
Asset-Backed Securities (0.1%)
	Other Securities^	116,936	0.1%

	Total	116,936

Basic Materials (0.4%)
	Other Securities^	368,064	0.4%

	Total	368,064

Capital Goods (0.4%)
	Other Securities^	382,622	0.4%

	Total	382,622

Collateralized Mortgage Obligations (1.4%)
	Other Securities^	1,417,952	1.4%

	Total	1,417,952

Communications Services (0.6%)
	Comcast Corporation
$14,000	1.625%, 1/15/2022	13,537	<0.1%
	Other Securities^	590,910	0.6%

	Total	604,447

Consumer Cyclical (0.9%)
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,991	<0.1%
	Other Securities^	852,399	0.9%

	Total	862,390

Consumer Non-Cyclical (0.6%)
	Other Securities^	651,398	0.6%

	Total	651,398

Energy (0.7%)
	Other Securities^	705,035	0.7%

	Total	705,035

Financials (1.8%)
	Goldman Sachs Group, Inc.
50,000	2.600% - 7.500%, 2/15/2019 - 4/26/2022	51,905	<0.1%
12,000	5.375%, 5/10/2020[c,d]	12,298	<0.1%
10,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[c]	10,146	<0.1%
	Goldman Sachs Group, Inc., Convertible
375,000	0.500%, 9/24/2022[e]	570,892	0.6%
10,000	UnitedHealth Group, Inc. 3.350%, 7/15/2022	10,325	<0.1%
	Other Securities^	1,098,979	1.2%

	Total	1,754,545

Foreign Government (2.2%)
	Other Securities^	2,154,838	2.2%

	Total	2,154,838

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
500,000	4.000%, 1/1/2048[f]	523,050	0.5%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,775,000	3.500%, 1/1/2048[f]	1,823,458	1.8%
1,300,000	4.000%, 1/1/2048[f]	1,360,190	1.4%
450,000	3.000% - 4.500%, 1/1/2048[f]	462,830	0.5%
	Other Securities^	152,790	0.2%

	Total	4,322,318

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.6%)	Value	% of Net Assets
Technology (0.8%)
	Apple, Inc.
$25,000	2.400% - 2.850%, 5/6/2021 - 1/13/2023	$25,127	<0.1%
13,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[c]	13,083	<0.1%
	Other Securities^	728,095	0.8%

	Total	766,305

Transportation (0.1%)
	Other Securities^	96,943	0.1%

	Total	96,943

Utilities (0.2%)
	Other Securities^	259,101	0.2%

	Total	259,101

	Total Long-Term Fixed Income (cost $13,918,933)	14,462,894

Shares	Registered Investment Companies (6.0%)
Affiliated Fixed Income Holdings (1.7%)
167,405	Thrivent Core Emerging Markets Debt Fund	1,655,633	1.7%

	Total	1,655,633

Equity Funds/Exchange Traded Funds (2.4%)
21,050	Materials Select Sector SPDR Fund	1,274,156	1.3%
14,910	Utilities Select Sector SPDR Fund	785,459	0.8%
	Other Securities^	321,273	0.3%

	Total	2,380,888

Fixed Income Funds/Exchange Traded Funds (1.9%)
17,800	Powershares ETF	456,748	0.5%
26,000	PowerShares Senior Loan Portfolio	599,040	0.6%
	Other Securities^	873,441	0.8%

	Total	1,929,229

	Total Registered Investment Companies (cost $5,693,822)	5,965,750

	Preferred Stock (0.3%)
Consumer Staples (0.3%)
	Other Securities^	315,799	0.3%

	Total	315,799

Energy (<0.1%)
	Other Securities^	10,384	<0.1%

	Total	10,384

Industrials (<0.1%)
	Other Securities^	12,889	<0.1%

	Total	12,889

	Total Preferred Stock (cost $339,109)	339,072

	Collateral Held for Securities Loaned (1.4%)
1,361,300	Thrivent Cash Management Trust	1,361,300	1.4%

	Total Collateral Held for Securities Loaned (cost $1,361,300)	1,361,300

Shares or Principal Amount	Short-Term Investments (10.5%)
	Thrivent Core Short-Term Reserve Fund
999,101	1.510%	9,991,017	10.1%
	Other Securities^	399,513	0.4%

	Total Short-Term Investments (cost $10,390,539)	10,390,530

	Total Investments (cost $94,609,074) 106.3%	$105,297,001

	Other Assets and Liabilities, Net (6.3%)	(6,284,316)

	Total Net Assets 100.0%	$99,012,685

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes variable rate securities. The rate shown is as of December 31, 2017.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Denotes investments purchased on a when-issued or delayed delivery basis.

Growth and Income Plus Portfolio held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $60,792 or 0.1% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Growth and Income Plus Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$1,325,988

Total lending	$1,325,988
Gross amount payable upon return of collateral for securities loaned	$1,361,300

Net amounts due to counterparty	$35,312

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,586,622
Gross unrealized depreciation	(1,187,250)

Net unrealized appreciation (depreciation)	$10,399,372
Cost for federal income tax purposes	$93,483,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Growth and Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	693,251	—	632,952	60,299
Capital Goods	356,034	—	356,034	—
Communications Services	2,631,261	—	2,591,261	40,000
Consumer Cyclical	854,089	—	854,089	—
Consumer Non-Cyclical	1,384,365	—	1,384,365	—
Energy	423,247	—	423,247	—
Financials	693,976	—	693,976	—
Technology	783,749	—	783,749	—
Transportation	312,539	—	280,724	31,815
Utilities	259,761	—	214,199	45,562
Common Stock
Consumer Discretionary	9,854,744	7,194,901	2,659,843	—
Consumer Staples	2,888,954	1,400,670	1,488,284	—
Energy^	3,824,955	2,369,947	1,455,008	0
Financials	8,907,631	5,408,987	3,498,644	—
Health Care	6,836,172	5,178,842	1,657,330	—
Industrials	7,596,946	4,582,694	3,014,252	—
Information Technology	10,510,716	9,981,563	529,153	—
Materials	2,923,624	734,858	2,188,766	—
Real Estate	8,781,464	8,120,925	660,539	—
Telecommunications Services	1,368,067	224,848	1,143,219	—
Utilities	891,910	489,303	402,607	—
Long-Term Fixed Income
Asset-Backed Securities	116,936	—	116,936	—
Basic Materials	368,064	—	368,064	—
Capital Goods	382,622	—	382,622	—
Collateralized Mortgage Obligations	1,417,952	—	1,417,952	—
Communications Services	604,447	—	604,447	—
Consumer Cyclical	862,390	—	862,390	—
Consumer Non-Cyclical	651,398	—	651,398	—
Energy	705,035	—	705,035	—
Financials	1,754,545	—	1,183,653	570,892
Foreign Government	2,154,838	—	2,154,838	—
Mortgage-Backed Securities	4,322,318	—	4,322,318	—
Technology	766,305	—	766,305	—
Transportation	96,943	—	96,943	—
Utilities	259,101	—	259,101	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	2,380,888	2,380,888	—	—
Fixed Income Funds/Exchange Traded Funds	1,929,229	1,929,229	—	—
Preferred Stock
Consumer Staples	315,799	20,392	295,407	—
Energy	10,384	—	10,384	—
Industrials	12,889	12,889	—	—
Short-Term Investments	399,513	—	399,513	—

Subtotal Investments in Securities	$92,289,051	$50,030,936	$41,509,547	$748,568

Other Investments *	Total
Short-Term Investments	9,991,017
Affiliated Registered Investment Companies	1,655,633
Collateral Held for Securities Loaned	1,361,300

Subtotal Other Investments	$13,007,950

Total Investments at Value	$105,297,001

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	26,321	26,321	—	—

Total Asset Derivatives	$26,321	$26,321	$—	$—

Liability Derivatives
Futures Contracts	61,398	61,398	—	—

Total Liability Derivatives	$61,398	$61,398	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Growth and Income Plus Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $399,513 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 10-Yr. U.S. Treasury Note	6	March 2018	$749,738	($5,457)
CBOT 5-Yr. U.S. Treasury Note	1	March 2018	116,816	(651)
CBOT U.S. Long Bond	1	March 2018	153,144	(144)
CME E-mini S&P 500 Index	22	March 2018	2,921,726	21,874
CME Ultra Long Term U.S. Treasury Bond	1	March 2018	167,019	637

Total Futures Long Contracts				$16,259

CBOT 2-Yr. U.S. Treasury Note	(9)	March 2018	($1,930,473)	$3,488
CME S&P 500 Index	(5)	March 2018	(3,289,854)	(55,146)
Ultra 10-Yr. U.S. Treasury Note	(2)	March 2018	(267,447)	322

Total Futures Short Contracts				($51,336)

Total Futures Contracts				($35,077)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$4,447
Total Interest Rate Contracts		4,447
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	21,874
Total Equity Contracts		21,874

Total Asset Derivatives		$26,321

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,252
Total Interest Rate Contracts		6,252
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	55,146
Total Equity Contracts		55,146

Total Liability Derivatives		$61,398

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(230,199)
Total Equity Contracts		(230,199)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	36,619
Total Interest Rate Contracts		36,619

Total		($193,580)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,788
Total Interest Rate Contracts		2,788
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(36,550)
Total Equity Contracts		(36,550)

Total		($33,762)

The following table presents Growth and Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$1,658,130
Futures - Short	3,074,936
Interest Rate Contracts
Futures - Long	1,131,072
Futures - Short	1,593,356

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by affiliated portfolios. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending for the Portfolio. Thrivent Cash Management Trust is established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Growth and Income Plus Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$—	$2,098	$737	$—	$—	1,361	$1,361	$—
Core Emerging Markets Debt	—	1,655	—	—	1	167	1,656	6
Core Short-Term Reserve	7,854	39,198	37,061	—	—	999	9,991	97
Total Value and Income Earned	$7,854			$—	$1		$13,008	$103

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (3.4%)	Value	% of Net Assets
Basic Materials (0.4%)
	Other Securities^	$3,378,341	0.4%

	Total	3,378,341

Capital Goods (0.2%)
	Other Securities^	1,727,068	0.2%

	Total	1,727,068

Communications Services (2.1%)
	Cengage Learning Acquisitions, Term Loan
$4,160,088	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[a,b]	3,962,484	0.5%
	Frontier Communications Corporation, Term Loan
4,253,625	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[a,b]	4,072,846	0.5%
	Other Securities^	9,858,729	1.1%

	Total	17,894,059

Consumer Cyclical (0.4%)
	Other Securities^	3,296,813	0.4%

	Total	3,296,813

Consumer Non-Cyclical (0.2%)
	Other Securities^	1,580,263	0.2%

	Total	1,580,263

Energy (0.1%)
	Other Securities^	1,116,150	0.1%

	Total	1,116,150

	Total Bank Loans (cost $29,239,956)	28,992,694

	Long-Term Fixed Income (88.8%)

Asset-Backed Securities (0.1%)
	Other Securities^	1,188,470	0.1%

	Total	1,188,470

Basic Materials (8.7%)
	Anglo American Capital plc
4,205,000	4.750%, 4/10/2027[c]	4,399,831	0.5%
	Other Securities^	69,738,920	8.2%

	Total	74,138,751

Capital Goods (10.0%)
	Ardagh Packaging Finance plc
4,190,000	7.250%, 5/15/2024[c]	4,561,862	0.5%
3,720,000	6.000%, 2/15/2025[c]	3,915,300	0.5%
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,624,800	0.8%
	Bombardier, Inc.
5,890,000	7.500%, 3/15/2025[c]	5,934,175	0.7%
	Herc Rentals, Inc.
4,105,000	7.750%, 6/1/2024[c]	4,505,238	0.5%
	Other Securities^	59,034,155	7.0%

	Total	84,575,530

Communications Services (14.2%)
	Altice Financing SA
4,985,000	6.625% - 7.500%, 2/15/2023 - 5/15/2026[c]	5,276,089	0.6%
	Altice Finco SA
540,000	8.125%, 1/15/2024[c]	564,300	0.1%
	CCO Holdings, LLC
5,500,000	5.875%, 4/1/2024[c]	5,733,750	0.7%
	Digicel, Ltd.
4,670,000	6.000%, 4/15/2021*	4,596,401	0.6%
	Intelsat Jackson Holdings SA
9,565,000	5.500%, 8/1/2023	7,819,388	0.9%
2,935,000	7.250% - 7.500%, 10/15/2020 - 4/1/2021	2,734,900	0.3%
	Neptune Finco Corporation
4,733,000	10.875%, 10/15/2025[c]	5,620,438	0.7%
	SFR Group SA
8,920,000	6.000% - 7.375%, 5/15/2022 - 5/1/2026[c]	9,050,250	1.0%
	Sprint Communications, Inc.
5,130,000	6.000%, 11/15/2022	5,130,000	0.6%
	Sprint Corporation
15,495,000	7.625%, 2/15/2025	16,231,012	1.9%
	Zayo Group, LLC
3,925,000	6.375%, 5/15/2025	4,150,687	0.5%
	Other Securities^	53,876,282	6.3%

	Total	120,783,497

Consumer Cyclical (13.1%)
	Allison Transmission, Inc.
3,835,000	5.000%, 10/1/2024[c]	3,954,844	0.5%
	American Axle & Manufacturing, Inc.
4,268,000	6.250%, 4/1/2025[c]	4,492,070	0.5%
	Brookfield Residential Properties, Inc.
3,960,000	6.125%, 7/1/2022[c]	4,138,200	0.5%
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,530,937	0.5%
	Dana Financing Luxembourg SARL
3,925,000	6.500%, 6/1/2026[c]	4,253,719	0.5%
	LKQ Corporation
4,005,000	4.750%, 5/15/2023	4,095,112	0.5%
	Six Flags Entertainment Corporation
5,355,000	4.875%, 7/31/2024[c]	5,435,325	0.6%
	Other Securities^	80,402,109	9.5%

	Total	111,302,316

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (88.8%)	Value	% of Net Assets
Consumer Non-Cyclical (9.1%)
	Energizer Holdings, Inc.
$4,240,000	5.500%, 6/15/2025[c]	$4,416,172	0.5%
	HCA, Inc.
4,810,000	5.875%, 3/15/2022	5,146,700	0.6%
3,705,000	5.375%, 2/1/2025	3,834,675	0.4%
4,680,000	4.750% - 6.500%, 2/15/2020 - 5/1/2023	4,899,750	0.5%
	MPH Acquisition Holdings, LLC
4,190,000	7.125%, 6/1/2024[c]	4,462,350	0.5%
	Valeant Pharmaceuticals International
2,600,000	7.250%, 7/15/2022[c]	2,629,250	0.3%
	Valeant Pharmaceuticals International, Inc.
7,910,000	5.500%, 3/1/2023[c]	7,237,650	0.8%
3,195,000	5.625% - 5.875%, 12/1/2021 - 5/15/2023[c]	3,040,856	0.4%
	VPII Escrow Corporation
3,170,000	7.500%, 7/15/2021[c]	3,229,437	0.4%
	Other Securities^	37,986,255	4.7%

	Total	76,883,095

Energy (13.9%)
	Cheniere Corpus Christi Holdings, LLC
4,950,000	5.875% - 7.000%, 6/30/2024 - 3/31/2025	5,484,188	0.7%
	Cheniere Energy Partners, LP
4,200,000	5.250%, 10/1/2025[c]	4,273,500	0.5%
	Energy Transfer Equity, LP
4,245,000	5.500%, 6/1/2027	4,329,900	0.5%
	MPLX, LP
4,740,000	4.875%, 12/1/2024	5,108,131	0.6%
	Range Resources Corporation
4,180,000	5.000%, 3/15/2023	4,159,100	0.5%
	Sabine Pass Liquefaction, LLC
4,705,000	5.625% - 5.875%, 3/1/2025 - 6/30/2026	5,242,074	0.6%
	Southwestern Energy Company
4,285,000	7.500%, 4/1/2026	4,552,813	0.5%
	Other Securities^	84,460,652	10.0%

	Total	117,610,358

Financials (7.7%)
	Ally Financial, Inc.
4,670,000	4.125%, 3/30/2020	4,763,400	0.6%
	ASP AMC Merger Sub, Inc.
5,200,000	8.000%, 5/15/2025[c]	4,992,000	0.6%
	Centene Escrow Corporation
4,440,000	6.125%, 2/15/2024	4,695,300	0.6%
	Drawbridge Special Opportunities Fund, LP
3,785,000	5.000%, 8/1/2021[c]	3,905,745	0.5%
	Park Aerospace Holdings, Ltd.
4,000,000	4.500%, 3/15/2023[c]	3,820,000	0.4%
	Quicken Loans, Inc.
5,855,000	5.750%, 5/1/2025[c]	6,059,983	0.7%
	VEREIT Operating Partnership, LP
3,955,000	4.875%, 6/1/2026	4,184,495	0.5%
	Other Securities^	32,589,282	3.8%

	Total	65,010,205

Foreign Government (0.4%)
	Other Securities^	3,474,150	0.4%

	Total	3,474,150

Technology (6.1%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[c]	6,931,600	0.8%
	Brocade Communications Systems, Inc.
3,790,000	4.625%, 1/15/2023	3,875,275	0.5%
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[c]	5,073,438	0.6%
	Harland Clarke Holdings Corporation
4,020,000	8.375%, 8/15/2022[c]	4,174,569	0.5%
	Inception Merger Sub, Inc.
4,240,000	8.625%, 11/15/2024[c]	4,526,200	0.5%
	Seagate HDD Cayman
4,540,000	4.750%, 1/1/2025	4,457,443	0.5%
	Sensata Technologies BV
4,870,000	4.875%, 10/15/2023[c]	5,089,150	0.6%
	Other Securities^	18,019,799	2.1%

	Total	52,147,474

Transportation (1.7%)
	XPO Logistics, Inc.
4,710,000	6.500%, 6/15/2022[c]	4,916,063	0.6%
	Other Securities^	9,902,535	1.1%

	Total	14,818,598

Utilities (3.8%)
	Dynegy, Inc.
3,745,000	8.125%, 1/30/2026[c]	4,091,413	0.5%
	NGPL Pipeco, LLC
4,285,000	4.875%, 8/15/2027[c]	4,445,687	0.5%
	Tallgrass Energy Partners, LP
5,745,000	5.500%, 1/15/2028[c]	5,815,089	0.7%
	Other Securities^	17,806,054	2.1%

	Total	32,158,243

	Total Long-Term Fixed Income (cost $739,092,049)	754,090,687

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (1.2%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	$1,186,056	0.1%

	Total	1,186,056

Financials (1.1%)
	Other Securities^	8,976,801	1.1%

	Total	8,976,801

	Total Preferred Stock (cost $9,981,086)	10,162,857

	Registered Investment Companies (0.5%)
Equity Funds/Exchange Traded Funds (0.5%)
	Other Securities^	4,253,760	0.5%

	Total	4,253,760

	Total Registered Investment Companies (cost $3,739,251)	4,253,760

	Common Stock (<0.1%)
Industrials (<0.1%)
	Other Securities^	146,678	<0.1%

	Total	146,678

	Total Common Stock (cost $259,779)	146,678

	Collateral Held for Securities Loaned (<0.1%)
334,500	Thrivent Cash Management Trust	334,500	<0.1%

	Total Collateral Held for Securities Loaned (cost $334,500)	334,500

Shares or Principal Amount	Short-Term Investments (4.2%)
	Thrivent Core Short-Term Reserve Fund
3,477,491	1.510%	34,774,909	4.1%
	Other Securities^	399,486	0.1%

	Total Short-Term Investments (cost $35,174,400)	35,174,395

	Total Investments (cost $817,821,021) 98.1%	$833,155,571

	Other Assets and Liabilities, Net 1.9%	16,099,865

	Total Net Assets 100.0%	$849,255,436

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $433,168,168 or 51.0% of total net assets.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Portfolio as of December 31, 2017 was $9,448,289 or 1.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
Digicel, Ltd., 4/15/2021	3/19/2013	$4,636,338

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$315,000

Total lending	$315,000
Gross amount payable upon return of collateral for securities loaned	$334,500

Net amounts due to counterparty	$19,500

Reference Rate Index:

LIBOR 1M -	ICE Libor USD Rate 1 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$27,570,234
Gross unrealized depreciation	(12,248,682)

Net unrealized appreciation (depreciation)	$15,321,552
Cost for federal income tax purposes	$817,834,019

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing High Yield Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,378,341	—	3,378,341	—
Capital Goods	1,727,068	—	1,727,068	—
Communications Services	17,894,059	—	15,727,393	2,166,666
Consumer Cyclical	3,296,813	—	3,296,813	—
Consumer Non-Cyclical	1,580,263	—	1,580,263	—
Energy	1,116,150	—	1,116,150	—
Long-Term Fixed Income
Asset-Backed Securities	1,188,470	—	1,188,470	—
Basic Materials	74,138,751	—	74,138,751	—
Capital Goods	84,575,530	—	84,575,530	—
Communications Services	120,783,497	—	120,783,497	—
Consumer Cyclical	111,302,316	—	109,611,870	1,690,446
Consumer Non-Cyclical	76,883,095	—	76,883,095	—
Energy	117,610,358	—	117,610,358	—
Financials	65,010,205	—	65,010,205	—
Foreign Government	3,474,150	—	3,474,150	—
Technology	52,147,474	—	52,147,474	—
Transportation	14,818,598	—	14,818,598	—
Utilities	32,158,243	—	32,158,243	—
Preferred Stock
Consumer Staples	1,186,056	1,186,056	—	—
Financials	8,976,801	8,976,801	—	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	4,253,760	4,253,760	—	—
Common Stock
Industrials	146,678	—	146,678	—
Short-Term Investments	399,486	—	399,486	—

Subtotal Investments in Securities	$798,046,162	$14,416,617	$779,772,433	$3,857,112

Other Investments *	Total
Short-Term Investments	34,774,909
Collateral Held for Securities Loaned	334,500

Subtotal Other Investments	$35,109,409

Total Investments at Value	$833,155,571

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	11,911
Total Credit Contracts		11,911

Total		$11,911

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Credit Contracts
Credit Default Swaps - Buy Protection	$13,004

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$74,874	$349,839	$424,378	$—	$—	335	$335	$581
Core Short-Term Reserve	11,680	233,193	210,098	—	—	3,477	34,775	403
Total Value and Income Earned	$86,554			$—	$—		$35,110	$984

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (2.1%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$2,509,154	0.1%

	Total	2,509,154

Capital Goods (0.2%)
	Other Securities^	2,592,115	0.2%

	Total	2,592,115

Communications Services (0.6%)
	Other Securities^	9,475,058	0.6%

	Total	9,475,058

Consumer Cyclical (0.3%)
	Other Securities^	4,318,347	0.3%

	Total	4,318,347

Consumer Non-Cyclical (0.4%)
	Other Securities^	5,683,140	0.4%

	Total	5,683,140

Energy (0.1%)
	Other Securities^	1,634,806	0.1%

	Total	1,634,806

Financials (0.1%)
	Other Securities^	1,170,821	0.1%

	Total	1,170,821

Technology (0.2%)
	Other Securities^	3,353,178	0.2%

	Total	3,353,178

Transportation (0.1%)
	Other Securities^	1,128,475	0.1%

	Total	1,128,475

	Total Bank Loans (cost $31,858,665)	31,865,094

	Long-Term Fixed Income
Asset-Backed Securities (2.0%)
	Other Securities^	30,506,819	2.0%

	Total	30,506,819

Basic Materials (4.2%)
	Anglo American Capital plc
$5,100,000	4.750%, 4/10/2027[a]	5,336,299	0.4%
	Kinross Gold Corporation
5,220,000	4.500%, 7/15/2027[a]	5,252,625	0.4%
	Teck Resources, Ltd.
6,420,000	6.125%, 10/1/2035	7,190,400	0.5%
	Other Securities^	46,428,822	2.9%

	Total	64,208,146

Capital Goods (3.2%)
	Other Securities^	48,983,714	3.2%

	Total	48,983,714

Collateralized Mortgage Obligations (0.5%)
	Other Securities^	7,756,260	0.5%

	Total	7,756,260

Communications Services (8.6%)
	AT&T, Inc.
5,120,000	4.250%, 3/1/2027	5,217,996	0.3%
23,223,000	3.400% - 5.450%, 3/15/2022 - 3/1/2047	23,499,098	1.5%
	Charter Communications Operating, LLC
4,370,000	4.464%, 7/23/2022	4,558,881	0.3%
	Crown Castle International Corporation
4,160,000	5.250%, 1/15/2023	4,554,353	0.3%
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,452,903	0.3%
	Time Warner Entertainment Company, LP
3,620,000	8.375%, 3/15/2023	4,394,571	0.3%
	Verizon Communications, Inc.
5,457,000	4.522%, 9/15/2048	5,368,321	0.3%
11,842,000	2.946% - 5.250%, 3/15/2022 - 8/21/2046	12,256,409	0.8%
	Viacom, Inc.
4,500,000	6.875%, 4/30/2036	5,102,874	0.3%
	Other Securities^	61,694,679	4.2%

	Total	131,100,085

Consumer Cyclical (4.3%)
	Amazon.com, Inc.
4,480,000	4.050%, 8/22/2047[a]	4,823,470	0.3%
	Other Securities^	59,876,730	4.0%

	Total	64,700,200

Consumer Non-Cyclical (8.3%)
	Abbott Laboratories
5,120,000	3.750%, 11/30/2026	5,256,131	0.4%
	AbbVie, Inc.
4,460,000	3.200%, 5/14/2026	4,445,625	0.3%
	Amgen, Inc.
7,700,000	3.200%, 11/2/2027	7,688,094	0.5%
	Anheuser-Busch InBev Finance, Inc.
4,470,000	3.650%, 2/1/2026	4,611,788	0.3%
5,780,000	3.300% - 4.700%, 2/1/2023 - 2/1/2036	6,229,368	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value	% of Net Assets
Consumer Non-Cyclical (8.3%) - continued
	Anheuser-Busch InBev Worldwide, Inc.
$4,320,000	3.750%, 1/15/2022	$4,514,666	0.3%
	Other Securities^	92,347,724	6.1%

	Total	125,093,396

Energy (11.2%)
	Energy Transfer Partners, LP
4,480,000	4.200%, 4/15/2027	4,455,465	0.3%
	EQT Corporation
4,400,000	3.900%, 10/1/2027	4,372,889	0.3%
	ONEOK, Inc.
6,400,000	7.500%, 9/1/2023	7,616,448	0.5%
	Petrobras Global Finance BV
4,480,000	5.299%, 1/27/2025[a]	4,493,440	0.3%
	Other Securities^	149,407,710	9.8%

	Total	170,345,952

Financials (28. 2%)
	Bank of America Corporation
19,940,000	3.875% - 5.875%, 7/24/2023 - 4/21/2045	21,728,468	1.5%
3,649,000	3.004%, 12/20/2023[a,b]	3,657,856	0.2%
3,200,000	3.705%, 4/24/2028[b]	3,283,513	0.2%
3,200,000	3.093%, 10/1/2025[b]	3,191,925	0.2%
2,860,000	6.500%, 10/23/2024[b,c]	3,249,675	0.2%
1,920,000	2.328%, 10/1/2021[b]	1,914,450	0.1%
1,270,000	6.300%, 3/10/2026[b,c]	1,435,100	0.1%
	Berkshire Hathaway, Inc.
2,860,000	2.750%, 3/15/2023	2,878,277	0.2%
	Citigroup, Inc.
4,370,000	4.400%, 6/10/2025	4,611,609	0.3%
7,705,000	3.700% - 5.500%, 9/13/2025 - 9/29/2027	8,323,619	0.5%
3,200,000	2.593%, (LIBOR 3M + 1.070%), 12/8/2021[b]	3,251,504	0.2%
3,200,000	3.520%, 10/27/2028[b]	3,214,121	0.2%
2,560,000	4.281%, 4/24/2048[b]	2,776,746	0.2%
2,560,000	3.887%, 1/10/2028[b]	2,649,070	0.2%
2,560,000	2.911%, (LIBOR 3M + 1.430%), 9/1/2023[b]	2,635,066	0.2%
	CoreStates Capital III
2,440,000	1.986%, (LIBOR 3M + 0.570%), 2/15/2027[a,b]	2,281,400	0.2%
	Credit Suisse Group Funding, Ltd.
4,400,000	3.750%, 3/26/2025	4,488,664	0.3%
	GE Capital International Funding Company
7,627,000	4.418%, 11/15/2035	8,248,613	0.5%
	Goldman Sachs Group, Inc.
4,450,000	3.850%, 7/8/2024	4,614,896	0.3%
4,480,000	3.272%, 9/29/2025[b]	4,460,927	0.3%
3,760,000	5.150%, 5/22/2045	4,356,492	0.3%
10,515,000	3.500% - 5.250%, 7/27/2021 - 11/16/2026	11,022,286	0.8%
1,920,000	2.908%, 6/5/2023[b]	1,906,993	0.1%
1,920,000	5.300%, 11/10/2026[b,c]	2,040,000	0.1%
	J.P. Morgan Chase & Company
7,630,000	2.295% - 5.500%, 8/15/2021 - 10/15/2040	8,374,627	0.6%
3,190,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	3,272,593	0.2%
2,600,000	3.882%, 7/24/2038[b]	2,683,755	0.2%
2,560,000	6.000%, 8/1/2023[b,c]	2,752,128	0.2%
1,270,000	6.750%, 2/1/2024[b,c]	1,438,275	0.1%
	Kimco Realty Corporation
5,100,000	3.300%, 2/1/2025	5,059,035	0.3%
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,331,575	0.3%
	Morgan Stanley
21,495,000	2.500% - 5.500%, 1/26/2020 - 1/27/2045	22,477,678	1.5%
3,190,000	2.765%, (LIBOR 3M + 1.400%), 10/24/2023[b]	3,280,748	0.2%
	Wells Fargo & Company
5,110,000	3.000%, 10/23/2026	5,007,189	0.3%
2,560,000	3.000%, 4/22/2026	2,510,942	0.2%
3,160,000	5.875%, 6/15/2025[b,c]	3,499,858	0.2%
	Welltower, Inc.
4,750,000	4.000%, 6/1/2025	4,910,594	0.3%
	Other Securities^	247,431,857	16.2%

	Total	429,252,124

Foreign Government (1.0%)
	Bahrain Government International Bond
5,100,000	7.000%, 10/12/2028[a]	5,177,826	0.3%
	Other Securities^	10,070,210	0.7%

	Total	15,248,036

Mortgage-Backed Securities (4.5%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
9,302,500	4.000%, 1/1/2048[d]	9,731,345	0.6%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
12,200,000	3.000%, 1/1/2048[d]	12,202,440	0.8%
25,150,000	3.500%, 1/1/2048[d]	25,836,595	1.7%
14,077,500	4.000%, 1/1/2048[d]	14,729,288	1.0%
2,025,000	4.500%, 1/1/2048[d]	2,154,398	0.1%
	Other Securities^	4,250,109	0.3%

	Total	68,904,175

Technology (4.4%)
	Apple, Inc.
4,450,000	3.250%, 2/23/2026	4,540,352	0.3%
	Broadcom Corporation
5,100,000	3.875%, 1/15/2027[a]	5,017,243	0.3%
	Other Securities^	56,273,638	3.8%

	Total	65,831,233

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value	% of Net Assets
Transportation (0.8%)
	Burlington Northern Santa Fe, LLC
$ 2,500,000	4.700%, 9/1/2045	$2,926,312	0.2%
	Other Securities^	8,868,530	0.6%

	Total	11,794,842

U.S. Government and Agencies (4.7%)
	U.S. Treasury Bonds
4,500,000	4.375%, 5/15/2041	5,816,604	0.4%
7,050,000	3.000%, 2/15/2047	7,406,181	0.5%
12,000,000	2.750%, 8/15/2047	12,001,513	0.8%
18,000,000	2.750%, 11/15/2047	18,009,270	1.2%
6,500,000	1.500% - 2.500%, 8/15/2026 - 2/15/2045	6,112,160	0.4%
	U.S. Treasury Notes
7,000,000	1.875%, 10/31/2022	6,897,385	0.4%
7,130,000	2.125%, 12/31/2022	7,099,341	0.5%
5,960,000	1.375% - 2.875%, 3/31/2018 - 8/31/2022	5,887,109	0.3%
	U.S. Treasury Notes, TIPS
2,634,394	0.125%, 7/15/2026	2,575,759	0.2%

	Total	71,805,322

U.S. Municipals (0.2%)
	Other Securities^	2,853,807	0.2%

	Total	2,853,807

Utilities(6.5%)
	AEP Transmission Company, LLC
4,480,000	3.100%, 12/1/2026	4,487,652	0.3%
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,329,518	0.3%
	MidAmerican Energy Holdings Company
4,450,000	3.750%, 11/15/2023	4,633,163	0.3%
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,958,056	0.3%
	Other Securities^	80,775,741	5.3%

	Total	99,184,130

	Total Long-Term Fixed Income (cost $1,371,142,008)	1,407,568,241

Shares	Preferred Stock (1.2%)
Consumer Staples (0.1%)
	Other Securities^	2,095,119	0.1%

	Total	2,095,119

Financials (1.1%)
31,925	Countrywide Capital V, 7.000%	843,459	<0.1%
95,940	Goldman Sachs Group, Inc., 5.500%[b],[c]	2,543,369	0.2%
88,200	Morgan Stanley, 7.125%[b,c]	2,554,272	0.2%
101,500	Wells Fargo & Company, 5.850%[b,c,e]	2,740,500	0.2%
	Other Securities^	7,281,348	0.5%

	Total	15,962,948

	Total Preferred Stock (cost $17,058,623)	18,058,067

	Registered Investment Companies (0.5%)
Fixed Income Funds/Exchange Traded Funds (0.5%)
70,000	iShares J.P. Morgan USD Emerging Markets Bond ETF	8,127,000	0.5%

	Total	8,127,000

	Total Registered Investment Companies (cost $8,023,018)	8,127,000

	Common Stock (<0.1%)
Financials (<0.1%)
	Other Securities^	0	<0.1%

	Total	0

	Total Common Stock (cost $-)	0

	Collateral Held for Securities Loaned (0.2%)
3,437,720	Thrivent Cash Management Trust	3,437,720	0.2%

	Total Collateral Held for Securities Loaned (cost $3,437,720)	3,437,720

Shares or Principal Amount	Short-Term Investments (7.3%)
	Federal Home Loan Bank Discount Notes
4,800,000	1.300%, 2/9/2018[f]	4,793,314	0.3%
10,100,000	1.300%, 2/16/2018[f]	10,083,335	0.7%
4,700,000	1.310%, 3/16/2018[f]	4,687,136	0.3%
	Federal Home Loan Bank Discount Notes
11,150,000	1.145% - 1.330%, 1/19/2018 - 3/12/2018[f,g]	11,133,170	0.7%
7,944,031	Thrivent Core Short-Term Reserve Fund 1.510%	79,440,312	5.3%

	Total Short-Term Investments (cost $110,137,270)	110,137,267

	Total Investments (cost $1,541,657,304) 103.9%	$1,579,193,389

	Other Assets and Liabilities, Net (3.9%)	(59,486,644)

	Total Net Assets 100.0%	$1,519,706,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $218,301,521 or 14.4% of total net assets.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security is on loan.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Income Portfolio held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $30,852,299 or 2.0% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$639,920
Preferred Stock	2,720,625

Total lending	$3,360,545
Gross amount payable upon return of collateral for securities loaned	$3,437,720

Net amounts due to counterparty	$77,175

Definitions:

ETF	-	Exchange Traded Fund
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$43,661,908
Gross unrealized depreciation	(7,682,182)

Net unrealized appreciation (depreciation)	$35,979,726

Cost for federal income tax purposes	$1,412,077,683

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,509,154	—	2,262,934	246,220
Capital Goods	2,592,115	—	2,592,115	—
Communications Services	9,475,058	—	9,475,058	—
Consumer Cyclical	4,318,347	—	4,318,347	—
Consumer Non-Cyclical	5,683,140	—	5,683,140	—
Energy	1,634,806	—	1,634,806	—
Financials	1,170,821	—	1,170,821	—
Technology	3,353,178	—	3,353,178	—
Transportation	1,128,475	—	1,128,475	—
Long-Term Fixed Income
Asset-Backed Securities	30,506,819	—	30,506,819	—
Basic Materials	64,208,146	—	64,208,146	—
Capital Goods	48,983,714	—	48,983,714	—
Collateralized Mortgage Obligations	7,756,260	—	7,756,260	—
Communications Services	131,100,085	—	131,100,085	—
Consumer Cyclical	64,700,200	—	64,700,200	—
Consumer Non-Cyclical	125,093,396	—	125,093,396	—
Energy	170,345,952	—	170,345,952	—
Financials	429,252,124	—	429,251,690	434
Foreign Government	15,248,036	—	15,248,036	—
Mortgage-Backed Securities	68,904,175	—	68,904,175	—
Technology	65,831,233	—	65,831,233	—
Transportation	11,794,842	—	11,794,842	—
U.S. Government and Agencies	71,805,322	—	71,805,322	—
U.S. Municipals	2,853,807	—	2,853,807	—
Utilities	99,184,130	—	99,184,130	—
Preferred Stock
Consumer Staples	2,095,119	2,095,119	—	—
Financials	15,962,948	13,527,323	2,435,625	—
Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	8,127,000	8,127,000	—	—
Common Stock
Financials^	0	—	—	0
Short-Term Investments	30,696,955	—	30,696,955	—

Subtotal Investments in Securities	$1,496,315,357	$23,749,442	$1,472,319,261	$246,654

Other Investments *	Total
Short-Term Investments	79,440,312
Collateral Held for Securities Loaned	3,437,720

Subtotal Other Investments	$82,878,032

Total Investments at Value	$1,579,193,389

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
^	Level 3 security in this section is fair valued at <$1.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	915,533	915,533	—	—

Total Asset Derivatives	$915,533	$915,533	$—	$—

Liability Derivatives
Futures Contracts	29,639	29,639	—	—

Total Liability Derivatives	$29,639	$29,639	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Income Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $1,098,737 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT U.S. Long Bond	206	March 2018	$31,547,639	($29,639)

Total Futures Long Contracts				($29,639)

CBOT 10-Yr. U.S. Treasury Note	(902)	March 2018	($112,592,087)	$701,801
CBOT 5-Yr. U.S. Treasury Note	(437)	March 2018	(50,977,426)	213,732

Total Futures Short Contracts				$915,533

Total Futures Contracts				$885,894

Reference Description:

CBOT - Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$915,533
Total Interest Rate Contracts		915,533

Total Asset Derivatives		$915,533

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	29,639
Total Interest Rate Contracts		29,639

Total Liability Derivatives		$29,639

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,413,201
Total Interest Rate Contracts		1,413,201

Total		$1,413,201

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	614,615
Total Interest Rate Contracts		614,615

Total		$614,615

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$76,262,983
Futures - Short	165,345,304

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$ 7,919	$ 236,875	$ 241,356	$ —	$ —	3,438	$ 3,438	$ 163
Core Short-Term Reserve	75,276	285,837	281,673	—	—	7,944	79,440	900
Total Value and Income Earned	$ 83,195			$ —	$ —		$ 82,878	$ 1,063

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (18.1%)
102,098	Amazon.com, Inc.[a]	$119,400,548
882,862	Comcast Corporation	35,358,623
175,608	Netflix, lnc.[a]	33,709,712
8,987	Priceline Group, Inc.[a]	15,617,069
113,554	Walt Disney Company	12,208,191

	Total	216,294,143

Consumer Staples (0.9%)
146,446	Altria Group, Inc.	10,457,709

	Total	10,457,709

Energy (1.6%)
30,860	Concho Resources, Inc.[a,b]	4,635,789
202,328	Halliburton Company	9,887,769
28,444	Pioneer Natural Resources Company	4,916,546

	Total	19,440,104

Financials (6.9%)
450,979	Citigroup, Inc.	33,557,347
238,011	E*TRADE Financial Corporation[a]	11,798,205
90,167	Goldman Sachs Group, Inc.	22,970,945
248,313	Interactive Brokers Group, Inc.	14,702,613

	Total	83,029,110

Health Care (12.4%)
201,441	Alexion Pharmaceuticals, Inc.[a]	24,090,329
327,686	Celgene Corporation[a]	34,197,311
69,745	CIGNA Corporation	14,164,512
171,649	Medtronic plc	13,860,657
190,035	UnitedHealth Group, Inc.	41,895,116
271,432	Zoetis, Inc.	19,553,961

	Total	147,761,886

Industrials (5.7%)
229,995	CSX Corporation	12,652,025
185,588	Eaton Corporation plc	14,663,308
121,288	Norfolk Southern Corporation	17,574,631
361,055	Southwest Airlines Company	23,631,050

	Total	68,521,014

Information Technology (51.8%)
117,566	Alliance Data Systems Corporation	29,800,630
58,726	Alphabet, Inc., Class Aa	61,861,968
35,394	Alphabet, Inc., Class Ca	37,036,282
357,359	Apple, Inc.	60,475,864
455,812	Cisco Systems, Inc.	17,457,600
446,849	Facebook, Inc.[a]	78,850,974
295,788	Intel Corporation	13,653,574
362,833	MasterCard, Inc.	54,918,403
743,766	Microsoft Corporation	63,621,744
92,383	NVIDIA Corporation	17,876,110
633,921	PayPal Holdings, Inc.[a]	46,669,264
209,772	Red Hat, Inc.[a]	25,193,617
443,016	Salesforce.com, Inc.[a]	45,289,526
581,239	Visa, Inc.[b]	66,272,871

	Total	618,978,427

	Total Common Stock (cost $741,277,929)	1,164,482,393

	Collateral Held for Securities Loaned (5.6%)
66,465,125	Thrivent Cash Management Trust	66,465,125

	Total Collateral Held for Securities Loaned (cost $66,465,125)	66,465,125

Shares or Principal Amount	Short-Term Investments (2.6%)
	Thrivent Core Short-Term Reserve Fund
3,170,548	1.510%	31,705,476

	Total Short-Term Investments (cost $31,705,476)	31,705,476

	Total Investments (cost $839,448,530) 105.6%	$1,262,652,994

	Other Assets and Liabilities, Net (5.6%)	(67,100,816)

	Total Net Assets 100.0%	$1,195,552,178

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Growth Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$64,901,676

Total lending	$64,901,676
Gross amount payable upon return of collateral for securities loaned	$66,465,125

Net amounts due to counterparty	$1,563,449

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$426,962,721
Gross unrealized depreciation	(5,746,424)

Net unrealized appreciation (depreciation)	$421,216,297
Cost for federal income tax purposes	$841,436,697

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	216,294,143	216,294,143	—	—
Consumer Staples	10,457,709	10,457,709	—	—
Energy	19,440,104	19,440,104	—	—
Financials	83,029,110	83,029,110	—	—
Health Care	147,761,886	147,761,886	—	—
Industrials	68,521,014	68,521,014	—	—
Information Technology	618,978,427	618,978,427	—	—

Subtotal Investments in Securities	$1,164,482,393	$1,164,482,393	$—	$—

Other Investments *	Total
Short-Term Investments	31,705,476
Collateral Held for Securities Loaned	66,465,125

Subtotal Other Investments	$98,170,601

Total Investments at Value	$1,262,652,994

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(6,363,863)
Total Equity Contracts		(6,363,863)

Total		($6,363,863)

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$18,353,235
Futures - Short	18,019,945

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by affiliated portfolios. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending for the Portfolio. Thrivent Cash Management Trust is established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$—	$145,039	$78,574	$—	$—	66,465	$66,465	$—
Core Short-Term Reserve	39,355	255,167	262,817	—	—	3,171	31,705	491
Total Value and Income Earned	$39,355			$—	$—		$98,170	$491

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.1%)	Value	% of Net Assets
Consumer Discretionary (12.2%)
16,183	Amazon.com, Inc.[a]	$18,925,533	2.0%
189,780	Comcast Corporation	7,600,689	0.8%
47,337	Home Depot, Inc.	8,971,782	1.0%
32,392	McDonald’s Corporation	5,575,311	0.6%
61,559	Walt Disney Company	6,618,208	0.7%
	Other Securities^	67,141,416	7.1%

	Total	114,832,939

Consumer Staples (8.1%)
77,541	Altria Group, Inc.	5,537,203	0.6%
155,646	Coca-Cola Company	7,141,038	0.8%
57,888	PepsiCo, Inc.	6,941,929	0.7%
63,117	Philip Morris International, Inc.	6,668,311	0.7%
103,730	Procter & Gamble Company	9,530,712	1.0%
59,312	Wal-Mart Stores, Inc.	5,857,060	0.6%
	Other Securities^	34,314,532	3.7%

	Total	75,990,785

Energy (6.0%)
76,986	Chevron Corporation	9,637,877	1.0%
172,266	Exxon Mobil Corporation	14,408,328	1.5%
	Other Securities^	32,183,182	3.5%

	Total	56,229,387

Financials (14. 5%)
394,801	Bank of America Corporation	11,654,526	1.2%
77,978	Berkshire Hathaway, Inc.[a]	15,456,799	1.6%
107,787	Citigroup, Inc.	8,020,431	0.8%
141,599	J.P. Morgan Chase & Company	15,142,597	1.6%
180,595	Wells Fargo & Company	10,956,699	1.2%
	Other Securities^	76,034,560	8.1%

	Total	137,265,612

Health Care (13.4%)
70,551	Abbott Laboratories	4,026,346	0.4%
64,677	AbbVie, Inc.	6,254,913	0.7%
29,684	Amgen, Inc.	5,162,048	0.5%
66,487	Bristol-Myers Squibb Company	4,074,323	0.4%
109,158	Johnson & Johnson	15,251,556	1.6%
55,037	Medtronic plc	4,444,238	0.5%
111,171	Merck & Company, Inc.	6,255,592	0.7%
241,452	Pfizer, Inc.	8,745,391	0.9%
39,289	UnitedHealth Group, Inc.	8,661,653	0.9%
	Other Securities^	63,807,836	6.8%

	Total	126,683,896

Industrials (10.0%)
24,255	3M Company	5,708,899	0.6%
22,747	Boeing Company	6,708,318	0.7%
352,089	General Electric Company	6,143,953	0.6%
31,047	Honeywell International, Inc.	4,761,368	0.5%
32,018	Union Pacific Corporation	4,293,614	0.5%
30,162	United Technologies Corporation	3,847,766	0.4%
	Other Securities^	63,242,052	6.7%

	Total	94,705,970

Information Technology (23.4%)
12,071	Alphabet, Inc., Class Aa	12,715,591	1.3%
12,219	Alphabet, Inc., Class Ca	12,785,962	1.4%
208,217	Apple, Inc.	35,236,563	3.7%
16,489	Broadcom, Ltd.	4,236,024	0.5%
201,989	Cisco Systems, Inc.	7,736,179	0.8%
96,711	Facebook, Inc.[a]	17,065,623	1.8%
190,292	Intel Corporation	8,783,879	0.9%
35,015	International Business Machines Corporation	5,372,001	0.6%
37,702	MasterCard, Inc.	5,706,575	0.6%
313,987	Microsoft Corporation	26,858,448	2.8%
24,556	NVIDIA Corporation	4,751,586	0.5%
124,205	Oracle Corporation	5,872,412	0.6%
40,034	Texas Instruments, Inc.	4,181,151	0.4%
73,643	Visa, Inc.[b]	8,396,775	0.9%
	Other Securities^	61,402,486	6.6%

	Total	221,101,255

Materials (2.8%)
94,562	DowDuPont, Inc.	6,734,706	0.7%
	Other Securities^	19,629,847	2.1%

	Total	26,364,553

Real Estate (2.8%)
	Other Securities^	26,870,071	2.8%

	Total	26,870,071

Telecommunications Services (2.0%)
249,318	AT&T, Inc.	9,693,484	1.0%
164,411	Verizon Communications, Inc.	8,702,274	0.9%
	Other Securities^	650,170	0.1%

	Total	19,045,928

Utilities (2.9%)
	Other Securities^	27,262,048	2.9%

	Total	27,262,048

	Total Common Stock (cost $550,838,276)	926,352,444

	Collateral Held for Securities Loaned (1.6%)
15,093,925	Thrivent Cash Management Trust	15,093,925	1.6%

	Total Collateral Held for Securities Loaned (cost $15,093,925)	15,093,925

Shares or Principal Amount	Short-Term Investments (1.7%)
	Thrivent Core Short-Term Reserve Fund
1,542,799	1.510%	15,427,988	1.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (1.7%)	Value	% of Net Assets
	Other Securities^	$998,660	0.1%

	Total Short-Term Investments (cost $16,426,667)	16,426,648

	Total Investments (cost $582,358,868) 101.4%	$957,873,017

	Other Assets and Liabilities, Net (1.4%)	(13,249,330)

	Total Net Assets 100.0%	$944,623,687

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$14,665,486

Total lending	$14,665,486
Gross amount payable upon return of collateral for securities loaned	$15,093,925

Net amounts due to counterparty	$428,439

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$373,024,140
Gross unrealized depreciation	(12,626,600)

Net unrealized appreciation (depreciation)	$360,397,540
Cost for federal income tax purposes	$614,200,477

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Large Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	114,832,939	114,832,939	—	—
Consumer Staples	75,990,785	75,985,806	—	4,979
Energy	56,229,387	56,229,387	—	—
Financials	137,265,612	137,265,612	—	—
Health Care	126,683,896	126,683,896	—	—
Industrials	94,705,970	94,705,970	—	—
Information Technology	221,101,255	221,101,255	—	—
Materials	26,364,553	26,364,553	—	—
Real Estate	26,870,071	26,870,071	—	—
Telecommunications Services	19,045,928	19,045,928	—	—
Utilities	27,262,048	27,262,048	—	—
Short-Term Investments	998,660	—	998,660	—

Subtotal Investments in Securities	$927,351,104	$926,347,465	$998,660	$4,979

Other Investments *	Total
Short-Term Investments	15,427,988
Collateral Held for Securities Loaned	15,093,925

Subtotal Other Investments	$30,521,913

Total Investments at Value	$957,873,017

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	86,624	86,624	—	—

Total Asset Derivatives	$86,624	$86,624	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Index Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $998,660 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CME E-mini S&P 500 Index	125	March 2018	$16,638,376	$86,624

Total Futures Long Contracts				$86,624

Total Futures Contracts				$86,624

Reference Description:

CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$86,624
Total Equity Contracts		86,624

Total Asset Derivatives		$86,624

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,347,039
Total Equity Contracts		4,347,039

Total		$4,347,039

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	270,374
Total Equity Contracts		270,374

Total		$270,374

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$25,017,917

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$849	$52,898	$38,653	$—	$—	15,094	$15,094	$17
Core Short-Term Reserve	18,543	120,180	123,295	—	—	1,543	15,428	298
Total Value and Income Earned	$19,392			$—	$—		$30,522	$315

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (85.2%)	Value	% of Net Assets
Consumer Discretionary (13.6%)
38,074	Amazon.com, Inc.[a]	$44,526,401	4.1%
555,930	Comcast Corporation	22,264,997	2.1%
99,046	Lowe’s Companies, Inc.	9,205,335	0.9%
45,715	Netflix, Inc.[a]	8,775,451	0.8%
4,995	Priceline Group, Inc.[a]	8,680,011	0.8%
100,767	Walt Disney Company	10,833,460	1.0%
	Other Securities^	43,328,930	3.9%

	Total	147,614,585

Consumer Staples (3.1%)
173,537	Unilever NV	9,770,625	0.9%
147,908	Unilever plc	8,203,866	0.8%
	Other Securities^	15,917,546	1.4%

	Total	33,892,037

Energy (5.7%)
1,120,296	BP plc	7,859,181	0.7%
100,739	Chevron Corporation	12,611,516	1.2%
356,671	Halliburton Company	17,430,512	1.6%
2,293,602	Weatherford International plc[a,b]	9,564,320	0.9%
	Other Securities^	14,304,146	1.3%

	Total	61,769,675

Financials (15. 0%)
458,085	Bank of America Corporation	13,522,669	1.2%
238,260	Blackstone Group, LP	7,629,085	0.7%
52,260	Chubb, Ltd.	7,636,754	0.7%
213,397	Citigroup, Inc.	15,878,871	1.5%
79,016	Goldman Sachs Group, Inc.	20,130,116	1.9%
1,009,941	HSBC Holdings plc	10,430,722	1.0%
83,000	State Street Corporation	8,101,630	0.7%
	Other Securities^	78,894,025	7.3%

	Total	162,223,872

Health Care (9.8%)
71,626	Alexion Pharmaceuticals, Inc.[a]	8,565,753	0.8%
77,500	Celgene Corporation[a]	8,087,900	0.7%
48,100	CIGNA Corporation	9,768,629	0.9%
229,422	Merck & Company, Inc.	12,909,576	1.2%
89,906	Novartis AG	7,565,815	0.7%
191,228	Novo Nordisk AS	10,275,731	0.9%
361,950	Pfizer, Inc.	13,109,829	1.2%
63,296	UnitedHealth Group, Inc.	13,954,236	1.3%
	Other Securities^	22,353,601	2.1%

	Total	106,591,070

Industrials (11.3%)
68,567	Boeing Company	20,221,094	1.9%
161,030	CSX Corporation	8,858,260	0.8%
237,622	Delta Air Lines, Inc.	13,306,832	1.2%
85,137	Honeywell International, Inc.	13,056,610	1.2%
108,658	Norfolk Southern Corporation	15,744,544	1.5%
	Other Securities^	50,928,330	4.7%

	Total	122,115,670

Information Technology (17.6%)
24,884	Alphabet, Inc., Class Aa	26,212,806	2.4%
21,130	Alphabet, Inc., Class Ca	22,110,432	2.1%
286,488	Apple, Inc.	48,482,364	4.5%
207,180	Cisco Systems, Inc.	7,934,994	0.7%
112,375	Facebook, Inc.[a]	19,829,693	1.8%
279,286	Microsoft Corporation	23,890,125	2.2%
69,598	Red Hat, Inc.[a]	8,358,720	0.8%
98,987	Salesforce.com, Inc.[a]	10,119,441	0.9%
84,420	Visa, Inc.	9,625,568	0.9%
	Other Securities^	14,107,616	1.3%

	Total	190,671,759

Materials (4.7%)
98,200	Eastman Chemical Company	9,097,248	0.8%
136,210	Westrock Company	8,609,834	0.8%
	Other Securities^	33,546,594	3.1%

	Total	51,253,676

Real Estate (0.9%)
	Other Securities^	10,053,338	0.9%

	Total	10,053,338

Telecommunications Services (1.6%)
65,900	Nippon Telegraph & Telephone Corporation	3,098,230	0.3%
305,700	NTT DOCOMO, Inc.	7,227,972	0.7%
	Other Securities^	7,061,405	0.6%

	Total	17,387,607

Utilities (1.9%)
330,239	PG&E Corporation	14,804,614	1.4%
	Other Securities^	6,088,039	0.5%

	Total	20,892,653

	Total Common Stock (cost $661,172,093)	924,465,942

	Preferred Stock (0.4%)
Consumer Staples (0.4%)
	Other Securities^	4,499,249	0.4%

	Total	4,499,249

	Total Preferred Stock (cost $4,676,474)	4,499,249

	Registered Investment Companies (0.1%)
Equity Funds/Exchange Traded Funds (<0.1%)
	Other Securities^	854,337	0.1%

	Total	854,337

	Total Registered Investment Companies (cost $849,961)	854,337

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Collateral Held for Securities Loaned (0.5%)	Value	% of Net Assets
5,612,125	Thrivent Cash Management Trust	$5,612,125	0.5%

	Total Collateral Held for Securities Loaned (cost $5,612,125)	5,612,125

Shares or Principal Amount	Short-Term Investments (14.3%)
	Federal Home Loan Bank Discount Notes
8,400,000	1.075%, 1/3/2018[c]	8,399,698	0.8%
10,600,000	1.168%, 1/5/2018[c,d]	10,598,855	1.0%
16,000,000	1.154%, 1/12/2018[c]	15,994,272	1.5%
8,000,000	1.199%, 1/17/2018[c]	7,995,696	0.7%
8,000,000	1.259%, 2/7/2018[c]	7,989,440	0.7%
9,580,000	1.281%, 2/14/2018[c],[d]	9,564,892	0.9%
	Federal Home Loan Bank Discount Notes
35,600,000	1.115% - 1.320%, 1/9/2018 - 3/9/2018[c,d]	35,558,944	3.3%
5,499,036	Thrivent Core Short-Term Reserve Fund 1.510%	54,990,359	5.0%
	Other Securities^	4,518,055	0.4%

	Total Short-Term Investments (cost $155,610,766)	155,610,211

	Total Investments (cost $827,921,419) 100.5%	$1,091,041,864

	Other Assets and Liabilities, Net (0.5%)	(5,831,237)

	Total Net Assets 100.0%	$1,085,210,627

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$5,506,485

Total lending	$5,506,485
Gross amount payable upon return of collateral for securities loaned	$5,612,125

Net amounts due to counterparty	$105,640

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$268,499,931
Gross unrealized depreciation	(7,764,538)

Net unrealized appreciation (depreciation)	$260,735,393
Cost for federal income tax purposes	$961,538,190

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	147,614,585	107,028,093	40,586,492	—
Consumer Staples	33,892,037	11,045,695	22,846,342	—
Energy	61,769,675	39,606,348	22,163,321	6
Financials	162,223,872	108,850,577	53,373,295	—
Health Care	106,591,070	81,298,888	25,292,182	—
Industrials	122,115,670	75,937,851	46,177,819	—
Information Technology	190,671,759	182,572,188	8,099,571	—
Materials	51,253,676	17,707,082	33,546,594	—
Real Estate	10,053,338	—	10,053,338	—
Telecommunications Services	17,387,607	—	17,387,607	—
Utilities	20,892,653	14,804,614	6,088,039	—
Preferred Stock
Consumer Staples	4,499,249	—	4,499,249	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	854,337	854,337	—	—
Short-Term Investments	100,619,852	—	100,619,852	—

Subtotal Investments in Securities	$1,030,439,380	$639,705,673	$390,733,701	$6

Other Investments *	Total
Short-Term Investments	54,990,359
Collateral Held for Securities Loaned	5,612,125

Subtotal Other Investments	$60,602,484

Total Investments at Value	$1,091,041,864

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	21,146	21,146	—	—

Total Asset Derivatives	$21,146	$21,146	$—	$—

Liability Derivatives
Futures Contracts	2,064,929	2,064,929	—	—

Total Liability Derivatives	$2,064,929	$2,064,929	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Large Cap Stock Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $6,493,153 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
Eurex Euro STOXX 50 Index	1,703	March 2018	$73,157,002	($2,028,391)
Eurex Stoxx Europe 600 Index	321	March 2018	7,468,021	(36,538)
ICE mini MSCI EAFE Index	515	March 2018	52,650,479	21,146

Total Futures Long Contracts				($2,043,783)

Total Futures Contracts				($2,043,783)

Reference Description:

EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$21,146
Total Equity Contracts		21,146

Total Asset Derivatives		$21,146

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,064,929
Total Equity Contracts		2,064,929

Total Liability Derivatives		$2,064,929

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	17,708,890
Total Equity Contracts		17,708,890

Total		$17,708,890

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,078,637)
Total Equity Contracts		(3,078,637)

Total		($3,078,637)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$123,495,023

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$1,214	$124,308	$119,910	$—	$—	5,612	$5,612	$142
Core Short-Term Reserve	45,428	145,557	135,995	—	—	5,499	54,990	607
Total Value and Income Earned	$46,642			$—	$—		$60,602	$749

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (8.5%)
106,990	Aptiv plc	$9,075,962
1,181,100	Comcast Corporation	47,303,055
35,663	Delphi Technologies plc[a]	1,871,238
543,348	Harley-Davidson, Inc.[b]	27,645,546
521,730	Lowe’s Companies, Inc.	48,489,586

	Total	134,385,387

Consumer Staples (4.1%)
409,170	CVS Health Corporation	29,664,825
86,800	Kimberly-Clark Corporation	10,473,288
248,921	Wal-Mart Stores, Inc.	24,580,949

	Total	64,719,062

Energy (10.5%)
213,250	Anadarko Petroleum Corporation	11,438,730
421,025	Chevron Corporation	52,708,120
387,500	Devon Energy Corporation	16,042,500
188,119	EQT Corporation	10,707,733
457,950	Halliburton Company	22,380,017
1,682,051	Marathon Oil Corporation	28,477,123
75,600	Pioneer Natural Resources Company	13,067,460
2,515,350	Weatherford International plc[a]	10,489,010

	Total	165,310,693

Financials (27.9%)
201,150	American International Group, Inc.	11,984,517
2,574,627	Bank of America Corporation	76,002,989
485,950	Blackstone Group, LP	15,560,119
163,600	Capital One Financial Corporation	16,291,288
112,730	Chubb, Ltd.	16,473,235
938,900	Citigroup, Inc.	69,863,549
335,450	Comerica, Inc.	29,120,415
1,098,430	Fifth Third Bancorp	33,326,366
141,250	Goldman Sachs Group, Inc.	35,984,850
547,250	Huntington Bancshares, Inc.	7,967,960
205,750	J.P. Morgan Chase & Company	22,002,905
687,120	MetLife, Inc.	34,740,787
68,250	Prudential Financial, Inc.	7,847,385
212,470	State Street Corporation	20,739,197
641,256	Synchrony Financial	24,758,894
315,580	Zions Bancorporation	16,040,931

	Total	438,705,387

Health Care (11.4%)
43,800	Aetna, Inc.	7,901,082
87,850	Biogen, Inc.[a]	27,986,374
236,737	Express Scripts Holding Company[a]	17,670,050
336,450	GlaxoSmithKline plc ADR	11,933,882
263,640	Medtronic plc	21,288,930
684,550	Merck & Company, Inc.	38,519,628
601,950	Pfizer, Inc.	21,802,629
143,397	UnitedHealth Group, Inc.	31,613,303

	Total	178,715,878

Industrials (10.7%)
90,150	Boeing Company	26,586,136
353,300	CSX Corporation	19,435,033
323,050	Delta Air Lines, Inc.	18,090,800
176,603	Honeywell International, Inc.	27,083,836
187,200	Ingersoll-Rand plc	16,696,368
147,900	Norfolk Southern Corporation	21,430,710
231,850	United Parcel Service, Inc.	27,624,928
86,100	United Technologies Corporation	10,983,777

	Total	167,931,588

Information Technology (16.5%)
22,400	Alphabet, Inc., Class Ca	23,439,360
215,300	Apple, Inc.	36,435,219
1,818,340	Cisco Systems, Inc.	69,642,422
755,360	Microsoft Corporation	64,613,494
841,100	Oracle Corporation	39,767,208
241,340	Texas Instruments, Inc.	25,205,550

	Total	259,103,253

Materials (3.7%)
301,500	CF Industries Holdings, Inc.	12,825,810
215,021	Eastman Chemical Company	19,919,545
407,450	Westrock Company	25,754,915

	Total	58,500,270

Telecommunications Services (2.8%)
836,764	Verizon Communications, Inc.	44,289,918

	Total	44,289,918

Utilities (2.1%)
739,387	PG&E Corporation	33,146,719

	Total	33,146,719

	Total Common Stock (cost $1,046,387,691)	1,544,808,155

	Collateral Held for Securities Loaned (<0.1%)
42,200	Thrivent Cash Management Trust	42,200

	Total Collateral Held for Securities Loaned (cost $42,200)	42,200

Shares or Principal Amount	Short-Term Investments (1.8%)
	Thrivent Core Short-Term Reserve Fund
2,724,304	1.510%	27,243,042

	Total Short-Term Investments (cost $27,243,042)	27,243,042

	Total Investments (cost $1,073,672,933) 100.0%	$1,572,093,397

	Other Assets and Liabilities, Net <0.1%	602,332

	Total Net Assets 100.0%	$1,572,695,729

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2017

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Value Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$40,704

Total lending	$40,704
Gross amount payable upon return of collateral for securities loaned	$42,200

Net amounts due to counterparty	$1,496

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$520,179,927
Gross unrealized depreciation	(21,737,641)

Net unrealized appreciation (depreciation)	$498,442,286
Cost for federal income tax purposes	$1,073,651,111

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	134,385,387	134,385,387	—	—
Consumer Staples	64,719,062	64,719,062	—	—
Energy	165,310,693	165,310,693	—	—
Financials	438,705,387	438,705,387	—	—
Health Care	178,715,878	178,715,878	—	—
Industrials	167,931,588	167,931,588	—	—
Information Technology	259,103,253	259,103,253	—	—
Materials	58,500,270	58,500,270	—	—
Telecommunications Services	44,289,918	44,289,918	—	—
Utilities	33,146,719	33,146,719	—	—

Subtotal Investments in Securities	$1,544,808,155	$1,544,808,155	$—	$—

Other Investments *	Total
Short-Term Investments	27,243,042
Collateral Held for Securities Loaned	42,200

Subtotal Other Investments	$27,285,242

Total Investments at Value	$1,572,093,397

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$—	$208,241	$208,199	$—	$—	42	$42	$30
Core Short-Term Reserve	40,764	112,151	125,672	—	—	2,724	27,243	452
Total Value and Income Earned	$40,764			$—	$—		$27,285	$482

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (0.9%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$162,561	<0.1%

	Total	162,561

Capital Goods (<0.1%)
	Other Securities^	144,887	<0.1%

	Total	144,887

Communications Services (0.4%)
	Other Securities^	3,008,626	0.4%

	Total	3,008,626

Consumer Cyclical (0.2%)
	Other Securities^	1,886,316	0.2%

	Total	1,886,316

Consumer Non-Cyclical (0.1%)
	Other Securities^	963,404	0.1%

	Total	963,404

Energy (0.1%)
	Other Securities^	904,435	0.1%

	Total	904,435

Financials (<0.1%)
	Other Securities^	162,857	<0.1%

	Total	162,857

Technology (0.1%)
	Other Securities^	726,433	0.1%

	Total	726,433

Utilities (<0.1%)
	Other Securities^	249,524	<0.1%

	Total	249,524

	Total Bank Loans (cost $8,921,539)	8,209,043

	Long-Term Fixed Income (95.9%)
Asset-Backed Securities (24.3%)
	ALM Loan Funding CLO
3,500,000	2.493%, (LIBOR 3M + 1.140%), 10/17/2026, Ser. 2014-11A, Class A1R*,a	3,506,695	0.4%
	Apidos CLO XVIII
3,600,000	2.483%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,a	3,606,296	0.4%
	ARI Fleet Lease Trust
$3,600,000	1.910%, 4/15/2026, Ser. 2017-A, Class A2[b]	3,591,956	0.4%
	Babson CLO, Ltd.
3,760,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,a	3,763,595	0.4%
	Bayview Opportunity Master Fund IVa Trust
3,443,889	3.500%, 6/8/2057, Ser. 2017-SPL5, Class Aa,b	3,491,267	0.4%
	Betony CLO, Ltd.
3,425,000	2.709%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,a	3,447,852	0.4%
	BlueMountain CLO, Ltd.
4,000,000	2.499%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,a	4,010,788	0.4%
	CARDS II Trust
5,100,000	1.847%, (LIBOR 1M + 0.370%), 4/18/2022, Ser. 2017-1A, Class Aa,b	5,111,815	0.6%
	Carlyle Global Market Strategies CLO, Ltd.
3,750,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,a	3,757,279	0.4%
	Cent CLO 22, Ltd.
3,750,000	2.802%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,a	3,756,645	0.4%
	Citibank Credit Card Issuance Trust
5,100,000	1.777%, (LIBOR 1M + 0.370%), 8/8/2024, Ser. 2017-A7, Class A7[a]	5,120,657	0.6%
	Dryden 34 Senior Loan Fund CLO
3,600,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,a	3,614,587	0.4%
	Ford Credit Auto Owner Trust
3,575,000	2.260%, 11/15/2025, Ser. 2014-1, Class Ab	3,582,246	0.4%
	GoldenTree Loan Opportunities IX, Ltd.
3,500,000	2.748%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,a	3,506,685	0.4%
	Madison Park Funding XIV, Ltd.
3,700,000	2.483%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,a	3,716,535	0.4%
	Navient Student Loan Trust
5,250,000	2.302%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[a,b]	5,306,642	0.6%
	NextGear Floorplan Master Owner Trust
4,000,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[b]	3,987,386	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value	% of Net Assets
Asset-Backed Securities (24.3%) - continued
	Octagon Investment Partners XX, Ltd.
$3,500,000	2.543%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,a	$3,505,204	0.4%
	OZLM VIII, Ltd.
3,500,000	2.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,[a]	3,508,942	0.4%
	Santander Retail Auto Lease Trust
3,550,000	2.220%, 1/20/2021, Ser. 2007-QS1, Class 1A5[b]	3,539,050	0.4%
	Securitized Term Auto Receivables Trust
5,000,000	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[b]	4,985,620	0.6%
	SLM Student Loan Trust
3,841,818	1.925%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Aa	3,799,566	0.4%
	Springleaf Funding Trust
3,650,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Ab	3,655,363	0.4%
	Verizon Owner Trust
5,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ab	5,471,747	0.6%
	Voya CLO 2014-3, Ltd.
3,760,000	2.236%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2017-2, Class A*,a,c	3,760,000	0.4%
	World Financial Network Credit Card Master Trust
4,100,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	4,083,911	0.5%
	Other Securities^	116,874,830	12.8%

	Total	220,063,159

Basic Materials (0.8%)
	Other Securities^	7,302,501	0.8%

	Total	7,302,501

Capital Goods (0.8%)
	Other Securities^	7,075,105	0.8%

	Total	7,075,105

Collateralized Mortgage Obligations (5.6%)
	Countrywide Alternative Loan Trust
807,662	5.500% - 5.500%, 11/25/2035 - 2/25/2036, Ser. 2005-85CB, Class 2A2	781,387	<0.1%
	Countrywide Home Loans, Inc.
1,009,741	3.306%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[a]	870,669	0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,243,202	2.250%, 6/25/2025, Ser. 2010-58, Class PT	1,244,321	0.1%
	Finance of America Structured Securities Trust
4,618,555	2.321%, 11/25/2027, Ser. 2017-SFR2, Class Aa,b,c	4,613,614	0.5%
	Towd Point Mortgage Trust
4,871,795	2.152%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[a,b]	4,877,742	0.5%
	Other Securities^	38,911,916	4.4%

	Total	51,299,649

Commercial Mortgage-Backed Securities (5.0%)
	Cold Storage Trust
5,150,000	2.477%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class A*,a	5,162,755	0.6%
	Commercial Mortgage Trust
6,589,944	2.928%, 2/10/2047, Ser. 2014-CR15, Class A2	6,634,123	0.7%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
5,300,000	1.463%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KF41, Class Aa	5,299,998	0.6%
5,500,000	1.672%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. 2017-M13, Class FAa	5,493,047	0.6%
1,705,065	2.776%, 3/25/2023, Ser. K724, Class A1	1,726,262	0.2%
	Federal National Mortgage Association - ACES
2,998,603	1.638%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-HB1, Class Aa	2,996,873	0.3%
	Wells Fargo Commercial Mortgage Trust
6,200,000	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	6,245,402	0.7%
3,575,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	3,593,527	0.4%
	Other Securities^	7,665,095	0.9%

	Total	44,817,082

Communications Services (2.3%)
	Other Securities^	20,580,904	2.3%

	Total	20,580,904

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value	% of Net Assets
Consumer Cyclical (2.0%)
	General Motors Financial Company, Inc.
$3,500,000	3.003%, (LIBOR 3M + 1.310%), 6/30/2022[a]	$3,564,418	0.4%
	Other Securities^	14,483,240	1.6%

	Total	18,047,658

Consumer Non-Cyclical (5.7%)
	Other Securities^	51,616,513	5.7%

	Total	51,616,513

Energy (3.9%)
	Other Securities^	35,055,806	3.9%

	Total	35,055,806

Financials (20.9%)
	Bank of America Corporation
1,100,000	4.000%, 1/22/2025	1,144,140	0.1%
2,200,000	2.205%, (LIBOR 3M + 0.870%), 4/1/2019[a]	2,217,567	0.2%
2,000,000	2.728%, (LIBOR 3M + 1.070%), 3/22/2018[a]	2,003,769	0.2%
1,500,000	1.971%, (LIBOR 3M + 0.650%), 10/1/2021[a]	1,506,963	0.2%
1,500,000	2.365%, (LIBOR 3M + 1.000%), 4/24/2023[a]	1,524,121	0.2%
1,185,000	2.523%, (LIBOR 3M + 1.160%), 1/20/2023[a]	1,209,630	0.1%
1,100,000	6.100%, 3/17/2025[a,d]	1,207,250	0.1%
500,000	2.816%, 7/21/2023[a]	498,959	0.1%
	J.P. Morgan Chase & Company
3,250,000	2.250% - 3.875%, 1/23/2020 - 9/10/2024	3,323,985	0.4%
3,000,000	2.267%, (LIBOR 3M + 0.900%), 1/25/2018[a]	3,001,437	0.3%
1,500,000	2.327%, (LIBOR 3M + 0.850%), 1/10/2025[a]	1,505,969	0.2%
1,250,000	5.300%, 5/1/2020[a,d]	1,296,375	0.1%
	J.P. Morgan Chase Bank NA
1,350,000	2.265%, (LIBOR 3M + 0.590%), 9/23/2019[a]	1,359,512	0.1%
	Japan Bank for International Cooperation
4,000,000	1.750%, 7/31/2018	3,996,679	0.4%
	Morgan Stanley
1,750,000	5.000%, 11/24/2025	1,914,461	0.2%
2,050,000	2.213%, (LIBOR 3M + 0.800%), 2/14/2020[a]	2,058,171	0.2%
2,000,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[a]	2,033,085	0.2%
1,600,000	2.765%, (LIBOR 3M + 1.400%), 10/24/2023[a]	1,645,516	0.2%
1,100,000	5.550%, 7/15/2020[a,d]	1,142,625	0.1%
1,000,000	5.450%, 7/15/2019[a,d]	1,027,500	0.1%
	Other Securities^	154,090,595	17.2%

	Total	189,708,309

Foreign Government (0.8%)
	Kommunalbanken AS
3,500,000	1.500%, 10/22/2019[b]	3,460,617	0.4%
	Other Securities^	3,886,679	0.4%

	Total	7,347,296

Mortgage-Backed Securities (2.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
7,150,000	3.000%, 1/1/2033[e]	7,282,990	0.8%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,000,000	4.000%, 1/1/2048[e]	6,276,600	0.7%
336,852	6.500%, 9/1/2037	373,500	<0.1%
	Federal National Mortgage Association Connecticut Avenue Securities
2,958,361	2.302%, (LIBOR 1M + 0.750%), 2/25/2030, Ser. 2017-C06, Class 2M1[a]	2,965,557	0.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,829,670	1.752%, (LIBOR 12M + 1.550%), 7/1/2043[a]	3,950,225	0.4%
1,250,770	3.043%, (LIBOR 12M + 1.512%), 1/1/2043[a]	1,281,701	0.2%
516,461	3.480%, (LIBOR 12M + 1.730%), 9/1/2037[a]	538,447	0.1%
238,375	2.821%, (LIBOR 12M + 1.071%), 10/1/2037[a]	236,242	<0.1%

	Total	22,905,262

Technology (2.3%)
	Other Securities^	21,094,486	2.3%

	Total	21,094,486

Transportation (1.6%)
	Other Securities^	14,549,907	1.6%

	Total	14,549,907

U.S. Government and Agencies (14.9%)
	Federal National Mortgage Association
7,500,000	1.250%, 8/17/2021	7,266,833	0.8%
	U.S. Treasury Bonds
7,435,000	2.250% - 5.500%, 11/15/2027 - 5/15/2046	7,643,451	0.8%
	U.S. Treasury Bonds, TIPS
7,293,536	0.125%, 1/15/2023	7,239,900	0.8%
6,637,475	0.375%, 1/15/2027	6,594,213	0.7%
7,688,898	0.375%, 7/15/2027	7,653,318	0.8%
6,246,240	1.000%, 2/15/2046	6,683,697	0.7%
	U.S. Treasury Notes
5,000,000	1.250%, 12/15/2018	4,973,675	0.6%
12,350,000	1.500%, 10/31/2019	12,263,610	1.4%
39,595,000	1.125%, 8/31/2021	38,246,810	4.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value	% of Net Assets
U.S. Government and Agencies (14.9%) - continued
$10,080,000	2.000%, 11/30/2022	$9,986,835	1.1%
6,250,000	1.875% - 2.125%, 12/15/2020 - 7/31/2024	6,188,000	0.7%
	U.S. Treasury Notes, TIPS
19,774,440	0.125%, 4/15/2021	19,698,408	2.2%
	Other Securities^	989,852	0.1%

	Total	135,428,602

Utilities (2.5%)
	Other Securities^	22,629,950	2.5%

	Total	22,629,950

	Total Long-Term Fixed Income (cost $872,073,839)	869,522,189

Shares	Preferred Stock (0.4%)
Financials (0.3%)
	Other Securities^	2,705,399	0.3%

	Total	2,705,399

Utilities (0.1%)
	Other Securities^	928,800	0.1%

	Total	928,800

	Total Preferred Stock (cost $3,534,100)	3,634,199

	Collateral Held for Securities Loaned (0.2%)
1,467,750	Thrivent Cash Management Trust	1,467,750	0.2%

	Total Collateral Held for Securities Loaned (cost $1,467,750)	1,467,750

Shares or Principal Amount	Short-Term Investments (3.9%)
	Thrivent Core Short-Term Reserve Fund
3,385,969	1.510%	33,859,695	3.8%
	Other Securities^	1,099,035	0.1%

	Total Short-Term Investments (cost $34,958,744)	34,958,730

	Total Investments (cost $920,955,972) 101.3%	$917,791,911

	Other Assets and Liabilities, Net (1.3%)	(11,904,812)

	Total Net Assets 100.0%	$905,887,099

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes variable rate securities. The rate shown is as of December 31, 2017.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $223,556,177 or 24.7% of total net assets.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of December 31, 2017 was $87,483,325 or 9.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$3,500,000
Apidos CLO XVIII, 7/22/2026	4/4/2017	3,600,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	3,760,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	3,425,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	4,000,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	3,750,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,750,000
Cold Storage Trust, 4/15/2036	4/20/2017	5,150,000
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	3,600,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,700,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,500,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	3,500,000
Voya CLO 2014-3, Ltd., 7/25/2026	12/13/2017	3,760,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Portfolio as of December 31, 2017:

Securities Lending Transactions

Taxable Debt Security	$—

Total lending	$—
Gross amount payable upon return of collateral for securities loaned	$1,467,750

Net amounts due to counterparty	$1,467,750

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

        Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,521,381
Gross unrealized depreciation	(10,637,720)

Net unrealized appreciation (depreciation)	$(3,116,339)
Cost for federal income tax purposes	$924,420,972

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	162,561	—	87,188	75,373
Capital Goods	144,887	—	144,887	—
Communications Services	3,008,626	—	3,008,626	—
Consumer Cyclical	1,886,316	—	1,886,316	—
Consumer Non-Cyclical	963,404	—	963,404	—
Energy	904,435	—	904,435	—
Financials	162,857	—	162,857	—
Technology	726,433	—	726,433	—
Utilities	249,524	—	249,524	—
Long-Term Fixed Income
Asset-Backed Securities	220,063,159	—	207,477,579	12,585,580
Basic Materials	7,302,501	—	7,302,501	—
Capital Goods	7,075,105	—	7,075,105	—
Collateralized Mortgage Obligations	51,299,649	—	46,686,035	4,613,614
Commercial Mortgage-Backed Securities	44,817,082	—	44,817,082	—
Communications Services	20,580,904	—	20,580,904	—
Consumer Cyclical	18,047,658	—	18,047,658	—
Consumer Non-Cyclical	51,616,513	—	51,616,513	—
Energy	35,055,806	—	35,055,806	—
Financials	189,708,309	—	189,708,309	—
Foreign Government	7,347,296	—	7,347,296	—
Mortgage-Backed Securities	22,905,262	—	22,905,262	—
Technology	21,094,486	—	21,094,486	—
Transportation	14,549,907	—	14,549,907	—
U.S. Government and Agencies	135,428,602	—	135,428,602	—
Utilities	22,629,950	—	22,629,950	—
Preferred Stock
Financials	2,705,399	1,813,680	891,719	—
Utilities	928,800	928,800	—	—
Short-Term Investments	1,099,035	—	1,099,035	—

Subtotal Investments in Securities	$882,464,466	$2,742,480	$862,447,419	$17,274,567

Other Investments *	Total
Short-Term Investments	33,859,695
Collateral Held for Securities Loaned	1,467,750

Subtotal Other Investments	$35,327,445

Total Investments at Value	$917,791,911

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	752,310	752,310	—	—

Total Asset Derivatives	$752,310	$752,310	$—	$—

Liability Derivatives
Futures Contracts	424,223	424,223	—	—

Total Liability Derivatives	$424,223	$424,223	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Limited Maturity Bond Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $999,197 were pledged as the initial margin deposit for these contracts.

	Number of Contracts	Expiration	Notional Principal	Value and Unrealized Appreciation/
Futures Contracts Description	Long/(Short)	Date	Amount	Depreciation
CBOT 2-Yr. U.S. Treasury Note	706	March 2018	$151,516,376	($355,153)
Ultra 10-Yr. U.S. Treasury Note	85	March 2018	11,412,186	(59,374)

Total Futures Long Contracts				($414,527)

CBOT 10-Yr. U.S. Treasury Note	(417)	March 2018	($52,051,996)	$324,447
CBOT 5-Yr. U.S. Treasury Note	(810)	March 2018	(94,489,052)	396,163
CBOT U.S. Long Bond	(73)	March 2018	(11,200,700)	31,700
CME Ultra Long Term U.S. Treasury Bond	(12)	March 2018	(2,002,179)	(9,696)

Total Futures Short Contracts				$742,614

Total Futures Contracts				$328,087

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$752,310
Total Interest Rate Contracts		752,310

Total Asset Derivatives		$752,310

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	424,223
Total Interest Rate Contracts		424,223

Total Liability Derivatives		$424,223

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	18,727
Options Purchased	Net realized gains/(losses) on Investments	(109,242)
Total Equity Contracts		(90,515)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,622,860)
Total Interest Rate Contracts		(1,622,860)

Total		($1,713,375)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(154,054)
Total Interest Rate Contracts		(154,054)

Total		($154,054)

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Purchased Options	$5,684,318
Written Options	5,684,318
Interest Rate Contracts
Futures - Long	166,769,968
Futures - Short	158,075,395

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$3,887	$64,644	$67,063	$—	$—	1,468	$1,468	$13
Core Short-Term Reserve	36,944	237,523	240,607	—	—	3,386	33,860	437
Total Value and Income Earned	$40,831			$—	$—		$35,328	$450

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (86.0%)	Value
Consumer Discretionary (7.7%)
800	ABC-MART, Inc.	$45,854
1,126	Carnival Corporation	74,733
680	Carnival plc	44,741
2,179	Comcast Corporation	87,269
269	Genuine Parts Company	25,558
603	Home Depot, Inc.	114,286
2,100	Nikon Corporation	42,259
300	Rinnai Corporation	27,143
1,400	Sankyo Company, Ltd.	44,025
1,403	Shaw Communications, Inc.	32,022
400	SHIMAMURA Company, Ltd.	43,944
11,800	Singapore Press Holdings, Ltd.	23,345
5,000	Techtronic Industries Company, Ltd.	32,527
1,120	TJX Companies, Inc.	85,635
8,200	Yamada Denki Company, Ltd.	45,160
9,000	Yue Yuen Industrial Holdings, Ltd.	35,337

	Total	803,838

Consumer Staples (9.6%)
1,049	Altria Group, Inc.	74,909
2,664	Coca-Cola Company	122,224
759	Colgate-Palmolive Company	57,267
1,351	Conagra Brands, Inc.	50,892
622	Dr Pepper Snapple Group, Inc.	60,371
522	Hershey Company	59,252
900	Japan Tobacco, Inc.	28,983
2,363	Jean Coutu Group PJC, Inc.	45,906
600	Lawson, Inc.	39,872
229	McCormick & Company, Inc.	23,337
500	NH Foods, Ltd.	12,180
1,165	PepsiCo, Inc.	139,707
619	Sysco Corporation	37,592
1,982	Unilever plc	109,934
1,398	Wal-Mart Stores, Inc.	138,053

	Total	1,000,479

Energy (2.9%)
7,311	BP plc	51,289
1,539	Caltex Australia, Ltd.	40,770
429	Chevron Corporation	53,706
1,193	Exxon Mobil Corporation	99,782
8,800	JXTG Holdings, Inc.	56,552

	Total	302,099

Financials (13.3%)
1,218	Aflac, Inc.	106,916
1,752	AGNC Investment Corporation	35,373
57	Alleghany Corporation[a]	33,977
1,217	Allstate Corporation	127,432
797	Aon plc	106,798
242	Arch Capital Group, Ltd.[a]	21,966
584	Berkshire Hathaway, Inc.[a]	115,760
710	Chubb, Ltd.	103,752
34,000	First Pacific Company, Ltd.	23,112
1,276	Hartford Financial Services Group, Inc.	71,813
466	Intact Financial Corporation	38,922
1,108	Loews Corporation	55,433
1,300	Marsh & McLennan Companies, Inc.	105,807
569	Nasdaq, Inc.	43,716
469	Pargesa Holding SA	40,623
35	Partners Group Holding AG	23,982
2,271	Progressive Corporation	127,903
243	Swiss Re AG	22,726
182	Travelers Companies, Inc.	24,687
1,587	U.S. Bancorp	85,031
2,224	United Overseas Bank, Ltd.	43,842
421	W.R. Berkley Corporation	30,165

	Total	1,389,736

Health Care (13.0%)
1,729	Abbott Laboratories	98,674
9,100	Astellas Pharmaceutical, Inc.	115,600
615	CIGNA Corporation	124,900
1,049	Eli Lilly and Company	88,599
972	Johnson & Johnson	135,808
225	Laboratory Corporation of America Holdings[a]	35,890
1,150	Medtronic plc	92,863
221	Merck KGaA	23,721
1,700	Mitsubishi Tanabe Pharma Corporation	35,037
1,632	Novo Nordisk AS	87,696
3,746	Pfizer, Inc.	135,680
430	Roche Holding AG-Genusschein	108,728
207	Sonova Holding AG	32,331
660	Stryker Corporation	102,194
1,500	Takeda Pharmaceutical Company, Ltd.	84,927
240	UnitedHealth Group, Inc.	52,910

	Total	1,355,558

Industrials (12.8%)
486	3M Company	114,390
1,500	CK Hutchison Holdings, Ltd.	18,795
382	Expeditors International of Washington, Inc.	24,711
240	Fraport AG Frankfurt Airport Services Worldwide	26,361
615	Honeywell International, Inc.	94,316
300	Jardine Matheson Holdings, Ltd.	18,225
1,300	Kurita Water Industries, Ltd.	42,148
434	Lockheed Martin Corporation	139,336
282	MAN AG	32,279
324	Northrop Grumman Corporation	99,439
701	Raytheon Company	131,683
4,869	RELX plc	114,169
365	Republic Services, Inc.	24,678
108	Schindler Holding AG	24,422
203	Schindler Holding AG, Participation Certificate	46,688
25	SGS SA	65,176
4,700	Singapore Airlines, Ltd.	37,435
11,000	Singapore Airport Terminal Services, Ltd.	42,768
200	Union Pacific Corporation	26,820
1,033	Waste Connections, Inc.	73,281
1,589	Waste Management, Inc.	137,131

	Total	1,334,251

Information Technology (12.6%)
162	Accenture plc	24,801
959	Amphenol Corporation	84,200
327	AtoS	47,543
531	Broadridge Financial Solutions, Inc.	48,098
737	CA, Inc.	24,527
3,000	Canon, Inc.	111,774
222	Check Point Software Technologies, Ltd.[a]	23,004
3,381	Cisco Systems, Inc.	129,492

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (86.0%)	Value
Information Technology (12.6%) - continued
817	eBay, Inc.[a]	$30,834
1,452	Fidelity National Information Services, Inc.	136,619
487	Fiserv, Inc.[a]	63,860
510	FLIR Systems, Inc.	23,776
1,752	Intel Corporation	80,872
198	International Business Machines Corporation	30,377
909	MasterCard, Inc.	137,586
1,011	Microsoft Corporation	86,481
2,106	Oracle Corporation	99,572
500	Otsuka Corporation	38,293
3,800	Sega Sammy Holdings, Inc.	47,163
556	Synopsys, Inc.[a]	47,393

	Total	1,316,265

Materials (2.4%)
1	Agnico Eagle Mines, Ltd.	46
47	EMS-CHEMIE Holding AG	31,357
28	Givaudan SA	64,678
1,200	Kuraray Company, Ltd.	22,593
2,209	Newcrest Mining, Ltd.	39,325
2,433	Newmont Mining Corporation	91,286

	Total	249,285

Real Estate (2.7%)
300	Daito Trust Construction Company, Ltd.	61,119
1,180	Duke Realty Corporation	32,108
13,000	Hang Lung Properties, Ltd.	31,668
8,000	Hysan Development Company, Ltd.	42,443
9,000	Kerry Properties, Ltd.	40,431
3,500	Link REIT	32,381
1,174	UDR, Inc.	45,222

	Total	285,372

Telecommunications Services (4.0%)
701	AT&T, Inc.	27,255
777	BCE, Inc.	37,323
26,000	HKT Trust and HKT, Ltd.	33,146
1,400	Nippon Telegraph & Telephone Corporation	65,820
5,300	NTT DOCOMO, Inc.	125,313
53,000	PCCW, Ltd.	30,760
118	Swisscom AG	62,747
990	TELUS Corporation	37,505

	Total	419,869

Utilities (5.0%)
1,184	American Electric Power Company, Inc.	87,107
1,800	Chubu Electric Power Company, Inc.	22,327
633	CMS Energy Corporation	29,941
482	Edison International, Inc.	30,482
2,200	Osaka Gas Company, Ltd.	42,304
1,956	PPL Corporation	60,538
1,226	Southern Company	58,958
1,900	Tokyo Gas Company, Ltd.	43,412
906	WEC Energy Group, Inc.	60,186
1,664	Xcel Energy, Inc.	80,055

	Total	515,310

	Total Common Stock (cost $8,423,020)	8,972,062

	Preferred Stock (0.9%)
Consumer Staples (0.9%)
685	Henkel AG & Company KGaA, 1.620%	90,458

	Total	90,458

	Total Preferred Stock (cost $93,528)	90,458

Shares or Principal Amount	Short-Term Investments (12.5%)
	Federal Home Loan Bank Discount Notes
100,000	1.089%, 1/10/2018[b,c]	99,971
	Thrivent Core Short-Term Reserve Fund
120,650	1.510%	1,206,497

	Total Short-Term Investments (cost $1,306,469)	1,306,468

	Total Investments (cost $9,823,017) 99.4%	$10,368,988

	Other Assets and Liabilities, Net 0.6%	62,056

	Total Net Assets 100.0%	$10,431,044

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$612,515
Gross unrealized depreciation	(76,906)

Net unrealized appreciation (depreciation)	$535,609

Cost for federal income tax purposes	$10,727,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Low Volatility Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	803,838	387,481	416,357	—
Consumer Staples	1,000,479	763,604	236,875	—
Energy	302,099	153,488	148,611	—
Financials	1,389,736	1,196,529	193,207	—
Health Care	1,355,558	867,518	488,040	—
Industrials	1,334,251	865,785	468,466	—
Information Technology	1,316,265	1,071,492	244,773	—
Materials	249,285	91,286	157,999	—
Real Estate	285,372	77,330	208,042	—
Telecommunications Services	419,869	27,255	392,614	—
Utilities	515,310	407,267	108,043	—
Preferred Stock
Consumer Staples	90,458	—	90,458	—
Short-Term Investments	99,971	—	99,971	—

Subtotal Investments in Securities	$9,162,491	$5,909,035	$3,253,456	$—

Other Investments *	Total
Short-Term Investments	1,206,497

Subtotal Other Investments	$1,206,497

Total Investments at Value	$10,368,988

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	8,355	8,355	—	—

Total Asset Derivatives	$8,355	$8,355	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Low Volatility Equity Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $99,971 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
Eurex MSCI World Index	15	March 2018	$886,096	$8,355

Total Futures Long Contracts				$8,355

Total Futures Contracts				$8,355

Reference Description:

MSCI	-	Morgan Stanley Capital International

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Low Volatility Equity Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$8,355
Total Equity Contracts		8,355

Total Asset Derivatives		$8,355

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Low Volatility Equity Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	46,739
Total Equity Contracts		46,739

Total		$46,739

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Low Volatility Equity Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	8,355
Total Equity Contracts		8,355

Total		$8,355

The following table presents Low Volatility Equity Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$487,068

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by affiliated portfolios. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending for the Portfolio. Thrivent Cash Management Trust is established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Low Volatility Equity Portfolio, is as follows:

Portfolio	Value 4/28/2017 (inception)	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 4/28/2017 - 12/31/2017
Core Short-Term Reserve	$—	$11,301	$10,095	$—	$—	121	$1,206	$6
Total Value and Income Earned	$—			$—	$—		$1,206	$6

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

			% of Net
Shares	Common Stock (98.3%)	Value	Assets
Consumer Discretionary (11.8%)
9,539	Domino’s Pizza, Inc.	$1,802,489	0.5%
758	NVR, Inc.[a]	2,659,231	0.7%
12,702	Polaris Industries, Inc.[b]	1,574,921	0.4%
10,721	Thor Industries, Inc.	1,615,869	0.4%
	Other Securities^	39,015,456	9.8%

	Total	46,667,966

Consumer Staples (3.7%)
15,659	Ingredion, Inc.	2,189,128	0.6%
31,858	Lamb Weston Holdings, Inc.	1,798,384	0.5%
	Other Securities^	10,729,293	2.6%

	Total	14,716,805

Energy (4.2%)
38,754	HollyFrontier Corporation	1,984,980	0.5%
	Other Securities^	14,565,136	3.7%

	Total	16,550,116

Financials (17.0%)
3,364	Alleghany Corporation[a]	2,005,247	0.5%
14,862	American Financial Group, Inc.	1,613,122	0.4%
31,533	East West Bancorp, Inc.	1,918,152	0.5%
8,613	FactSet Research Systems, Inc.[b]	1,660,242	0.4%
8,128	MarketAxess Holdings, Inc.	1,639,824	0.4%
19,584	MSCI, Inc.	2,478,159	0.6%
14,061	Reinsurance Group of America, Inc.	2,192,532	0.6%
28,408	SEI Investments Company	2,041,399	0.5%
11,675	Signature Bank[a]	1,602,511	0.4%
11,501	SVB Financial Group[a]	2,688,589	0.7%
	Other Securities^	47,496,315	12.0%

	Total	67,336,092

Health Care (7.4%)
9,175	ABIOMED, Inc.[a]	1,719,487	0.4%
18,575	STERIS plc	1,624,755	0.4%
9,834	Teleflex, Inc.	2,446,896	0.6%
9,725	Wellcare Health Plans, Inc.[a]	1,955,795	0.5%
16,196	West Pharmaceutical Services, Inc.	1,598,059	0.4%
	Other Securities^	19,995,720	5.1%

	Total	29,340,712

Industrials (15.9%)
43,871	Copart, Inc.[a]	1,894,789	0.5%
36,873	Graco, Inc.	1,667,397	0.4%
11,909	Hubbell, Inc.	1,611,764	0.4%
9,902	Huntington Ingalls Industries, Inc.	2,333,901	0.6%
16,653	IDEX Corporation	2,197,696	0.6%
69,995	JetBlue Airways Corporation[a]	1,563,688	0.4%
8,197	Lennox International, Inc.[b]	1,707,107	0.4%
14,394	Manpower, Inc.	1,815,227	0.5%
11,134	Nordson Corporation	1,630,018	0.4%
14,846	Old Dominion Freight Line, Inc.	1,952,991	0.5%
12,566	Orbital ATK, Inc.	1,652,429	0.4%
	Other Securities^	42,671,609	10.8%

	Total	62,698,616

Information Technology (16.9%)
25,353	Broadridge Financial Solutions, Inc.	2,296,475	0.6%
28,571	CDK Global, Inc.	2,036,541	0.5%
37,734	Cognex Corporation	2,307,811	0.6%
8,126	IPG Photonics Corporation[a]	1,740,020	0.4%
16,843	Jack Henry & Associates, Inc.	1,969,957	0.5%
40,464	Keysight Technologies, Inc.[a]	1,683,302	0.4%
31,068	Leidos Holdings, Inc.	2,006,061	0.5%
24,769	Take-Two Interactive Software, Inc.[a]	2,719,141	0.7%
42,487	Teradyne, Inc.	1,778,931	0.4%
54,696	Trimble, Inc.[a]	2,222,845	0.6%
	Other Securities^	46,086,496	11.7%

	Total	66,847,580

Materials (7.0%)
40,088	Chemours Company	2,006,805	0.5%
51,604	Steel Dynamics, Inc.	2,225,681	0.6%
	Other Securities^	23,579,625	5.9%

	Total	27,812,111

Real Estate (9.0%)
20,149	Camden Property Trust	1,854,917	0.5%
21,294	Kilroy Realty Corporation	1,589,597	0.4%
	Other Securities^	31,943,102	8.1%

	Total	35,387,616

Telecommunications Services (0.2%)
	Other Securities^	561,588	0.2%

	Total	561,588

Utilities (5.2%)
24,195	Atmos Energy Corporation	2,078,109	0.5%
37,838	UGI Corporation	1,776,494	0.4%
31,024	Westar Energy, Inc.	1,638,067	0.4%
	Other Securities^	15,122,059	3.9%

	Total	20,614,729

	Total Common Stock (cost $301,934,851)	388,533,931

	Collateral Held for Securities Loaned (6.8%)
26,704,307	Thrivent Cash Management Trust	26,704,307	6.8%

	Total Collateral Held for Securities Loaned (cost $26,704,307)	26,704,307

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (1.7%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
621,538	1.510%	$6,215,382	1.6%
	Other Securities^	599,731	0.1%

	Total Short-Term Investments (cost $6,815,128)	6,815,113

	Total Investments (cost $335,454,286) 106.8%	$422,053,351

	Other Assets and Liabilities, Net (6.8%)	(26,892,496)

	Total Net Assets 100.0%	$395,160,855

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$25,912,043

Total lending	$25,912,043
Gross amount payable upon return of collateral for securities loaned	$26,704,307

Net amounts due to counterparty	$792,264

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$97,668,558
Gross unrealized depreciation	(12,671,457)

Net unrealized appreciation (depreciation)	$84,997,101

Cost for federal income tax purposes	$343,143,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	46,667,966	46,667,966	—	—
Consumer Staples	14,716,805	14,716,805	—	—
Energy	16,550,116	16,550,116	—	—
Financials	67,336,092	67,336,092	—	—
Health Care	29,340,712	29,340,712	—	—
Industrials	62,698,616	62,698,616	—	—
Information Technology	66,847,580	66,847,580	—	—
Materials	27,812,111	27,812,111	—	—
Real Estate	35,387,616	35,387,616	—	—
Telecommunications Services	561,588	561,588	—	—
Utilities	20,614,729	20,614,729	—	—
Short-Term Investments	599,731	—	599,731	—

Subtotal Investments in Securities	$389,133,662	$388,533,931	$599,731	$—

Other Investments *	Total
Short-Term Investments	6,215,382
Collateral Held for Securities Loaned	26,704,307

Subtotal Other Investments	$32,919,689

Total Investments at Value	$422,053,351

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	24,759	24,759	—	—

Total Asset Derivatives	$24,759	$24,759	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Mid Cap Index Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $599,731 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CME E-mini S&P Mid-Cap 400 Index	32	March 2018	$6,062,921	$24,759

Total Futures Long Contracts				$24,759

Total Futures Contracts				$24,759

Reference Description:

CME	- Chicago Mercantile Exchange
S&P	- Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$24,759
Total Equity Contracts		24,759

Total Asset Derivatives		$24,759

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,793,762
Total Equity Contracts		1,793,762

Total		$1,793,762

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	138,886
Total Equity Contracts		138,886

Total		$138,886

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$10,174,805

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$6,191	$123,382	$102,869	$—	$—	26,704	$26,704	$104
Core Short-Term Reserve	8,307	86,249	88,341	—	—	622	6,215	120
Total Value and Income Earned	$14,498			$—	$—		$32,919	$224

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (90.0%)	Value
Consumer Discretionary (9.9%)
1,215,325	American Axle & Manufacturing Holdings, Inc.[a]	$20,696,985
512,950	DISH Network Corporation[a]	24,493,362
224,550	Dollar Tree, Inc.[a]	24,096,460
421,875	Six Flags Entertainment Corporation[b]	28,084,219
1,286,091	Time, Inc.	23,728,379
606,236	Toll Brothers, Inc.	29,111,453
141,350	Whirlpool Corporation	23,837,264

	Total	174,048,122

Consumer Staples (2.1%)
501,880	Hain Celestial Group, Inc.[a,b]	21,274,693
113,280	Ingredion, Inc.	15,836,544

	Total	37,111,237

Energy (4.7%)
100,725	Cimarex Energy Company	12,289,457
307,100	Continental Resources, Inc.[a]	16,267,087
387,475	Oil States International, Inc.[a]	10,965,543
578,781	Parsley Energy, Inc.[a]	17,039,313
787,050	Patterson-UTI Energy, Inc.	18,110,020
636,825	WPX Energy, Inc.[a]	8,960,128

	Total	83,631,548

Financials (18.1%)
1,025,200	Ally Financial, Inc.	29,894,832
899,650	Assured Guaranty, Ltd.	30,471,146
482,650	E*TRADE Financial Corporation[a]	23,924,960
304,971	First Republic Bank	26,422,687
1,803,775	Huntington Bancshares, Inc.	26,262,964
360,675	Interactive Brokers Group, Inc.	21,355,567
2,260,300	KeyCorp	45,590,251
18,870	Markel Corporation[a]	21,495,383
274,272	Raymond James Financial, Inc.	24,492,490
1,364,825	Zions Bancorporation	69,374,055

	Total	319,284,335

Health Care (5.8%)
224,175	Edwards Lifesciences Corporation[a]	25,266,764
912,600	Myriad Genetics, Inc.[a]	31,343,247
209,453	Universal Health Services, Inc.	23,741,498
113,700	Waters Corporation[a]	21,965,703

	Total	102,317,212

Industrials (19.6%)
410,600	AGCO Corporation	29,329,158
311,250	Brink’s Company	24,495,375
505,775	CSX Corporation	27,822,683
194,350	Huntington Ingalls Industries, Inc.	45,808,295
567,237	Oshkosh Corporation	51,556,171
239,525	SiteOne Landscape Supply, Inc.[a]	18,371,567
1,092,062	Southwest Airlines Company	71,475,458
401,100	United Continental Holdings, Inc.[a]	27,034,140
134,055	Verisk Analytics, Inc.[a]	12,869,280
262,450	WABCO Holdings, Inc.[a]	37,661,575

	Total	346,423,702

Information Technology (17.0%)
658,450	Akamai Technologies, Inc.[a]	42,825,588
225,050	Alliance Data Systems Corporation	57,045,674
290,608	Applied Materials, Inc.	14,855,881
456,054	PayPal Holdings, Inc.[a]	33,574,695
456,650	Red Hat, Inc.[a]	54,843,665
776,700	Teradata Corporation[a]	29,871,882
616,022	Teradyne, Inc.	25,792,841
1,689,575	Twitter, Inc.[a]	40,566,696

	Total	299,376,922

Materials (4.6%)
929,600	Owens-Illinois, Inc.[a]	20,609,232
1,387,813	Steel Dynamics, Inc.	59,856,375

	Total	80,465,607

Real Estate (6.1%)
249,400	Camden Property Trust	22,959,764
185,900	Digital Realty Trust, Inc.	21,174,010
793,450	Duke Realty Corporation	21,589,774
859,850	General Growth Properties, Inc.	20,111,892
1,144,398	Host Hotels & Resorts, Inc.	22,716,300

	Total	108,551,740

Utilities (2.1%)
197,525	PG&E Corporation	8,855,046
537,850	Public Service Enterprise Group, Inc.	27,699,275

	Total	36,554,321

	Total Common Stock (cost $1,069,230,113)	1,587,764,746

	Collateral Held for Securities Loaned (1.8%)
30,797,450	Thrivent Cash Management Trust	30,797,450

	Total Collateral Held for Securities Loaned (cost $30,797,450)	30,797,450

Shares or Principal Amount	Short-Term Investments (9.7%)
	Federal Farm Credit Bank Discount Notes
3,520,000	1.320%, 3/28/2018[c]	3,508,778
	Federal Home Loan Bank Discount Notes
7,600,000	1.075%, 1/3/2018[c]	7,599,726
10,200,000	1.195%, 1/5/2018[c]	10,198,898
3,300,000	1.260%, 1/10/2018[c]	3,299,053
1,200,000	1.215%, 1/11/2018[c]	1,199,612
10,560,000	1.265%, 1/12/2018[c]	10,556,220
3,000,000	1.270%, 1/18/2018[c]	2,998,281
600,000	1.115%, 1/19/2018[c]	599,635
7,800,000	1.280%, 1/29/2018[c]	7,792,450
2,300,000	1.190%, 1/31/2018[c]	2,297,610
4,500,000	1.300%, 2/2/2018[c]	4,494,883
6,080,000	1.274%, 2/7/2018[c]	6,071,974
5,500,000	1.235%, 2/9/2018[c]	5,492,339
1,801,000	1.291%, 2/14/2018[c]	1,798,160
3,400,000	1.298%, 2/16/2018[c]	3,394,390
2,300,000	1.300%, 2/21/2018[c]	2,295,784
2,000,000	1.300%, 2/26/2018[c]	1,995,966
1,600,000	1.300%, 2/28/2018[c]	1,596,656
5,600,000	1.330%, 3/12/2018[c]	5,585,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (9.7%)	Value
	Thrivent Core Short-Term Reserve Fund
8,897,162	1.510%	$88,971,618

	Total Short-Term Investments (cost $171,746,880)	171,747,546

	Total Investments (cost $1,271,774,443) 101.5%	$1,790,309,742

	Other Assets and Liabilities, Net (1.5%)	(27,021,073)

	Total Net Assets 100.0%	$1,763,288,669

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$29,938,629

Total lending	$29,938,629
Gross amount payable upon return of collateral for securities loaned	$30,797,450

Net amounts due to counterparty	$858,821

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$531,250,737
Gross unrealized depreciation	(13,065,451)

Net unrealized appreciation (depreciation)	$518,185,286

Cost for federal income tax purposes	$1,272,124,456

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	174,048,122	174,048,122	—	—
Consumer Staples	37,111,237	37,111,237	—	—
Energy	83,631,548	83,631,548	—	—
Financials	319,284,335	319,284,335	—	—
Health Care	102,317,212	102,317,212	—	—
Industrials	346,423,702	346,423,702	—	—
Information Technology	299,376,922	299,376,922	—	—
Materials	80,465,607	80,465,607	—	—
Real Estate	108,551,740	108,551,740	—	—
Utilities	36,554,321	36,554,321	—	—
Short-Term Investments	82,775,928	—	82,775,928	—

Subtotal Investments in Securities	$1,670,540,674	$1,587,764,746	$82,775,928	$—

Other Investments *	Total
Short-Term Investments	88,971,618
Collateral Held for Securities Loaned	30,797,450

Subtotal Other Investments	$119,769,068

Total Investments at Value	$1,790,309,742

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$30,153	$232,828	$232,184	$—	$—	30,797	$30,797	$30
Core Short-Term Reserve	74,896	165,299	151,223	—	—	8,897	88,972	941
Total Value and Income Earned	$105,049			$—	$—		$119,769	$971

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLACATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (1.4%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$7,347,436	0.1%

	Total	7,347,436

Capital Goods (0.1%)
	Other Securities^	9,225,749	0.1%

	Total	9,225,749

Communications Services (0.4%)
	Other Securities^	45,656,189	0.4%

	Total	45,656,189

Consumer Cyclical (0.2%)
	Other Securities^	17,024,470	0.2%

	Total	17,024,470

Consumer Non-Cyclical (0.2%)
	Other Securities^	22,990,498	0.2%

	Total	22,990,498

Energy (0.1%)
	Other Securities^	13,766,024	0.1%

	Total	13,766,024

Financials (0.1%)
	Other Securities^	7,653,127	0.1%

	Total	7,653,127

Technology (<0.1%)
	Other Securities^	5,090,604	<0.1%

	Total	5,090,604

Transportation (0.1%)
	Other Securities^	6,186,950	0.1%

	Total	6,186,950

Utilities (0.1%)
	Other Securities^	6,202,725	0.1%

	Total	6,202,725

	Total Bank Loans (cost $142,743,920)	141,143,772

Shares	Common Stock (34.5%)
Consumer Discretionary (4.4%)
73,982	Amazon.com, Inc.[a]	86,519,730	0.9%
1,357,602	Comcast Corporation	54,371,960	0.5%
293,252	Lowe’s Companies, Inc.	27,254,841	0.3%
128,585	Netflix, Inc.[a]	24,683,177	0.3%
	Other Securities^	259,535,832	2.4%

	Total	452,365,540

Consumer Staples (1.0%)
	Other Securities^	104,423,876	1.0%

	Total	104,423,876

Energy (1.5%)
	Other Securities^	149,492,050	1.5%

	Total	149,492,050

Financials (6.5%)
939,529	Bank of America Corporation	27,734,896	0.3%
826,254	Citigroup, Inc.	61,481,560	0.6%
523,281	E*TRADE Financial Corporation[a]	25,939,039	0.3%
116,185	Goldman Sachs Group, Inc.	29,599,291	0.3%
	Other Securities^	522,380,262	5.0%

	Total	667,135,048

Health Care (3.7%)
239,339	Celgene Corporation[a]	24,977,418	0.3%
329,717	Medtronic plc	26,624,648	0.3%
532,600	Pfizer, Inc.	19,290,772	0.2%
243,150	UnitedHealth Group, Inc.	53,604,849	0.5%
313,860	Zoetis, Inc.	22,610,474	0.2%
	Other Securities^	232,802,793	2.2%

	Total	379,910,954

Industrials (4.8%)
364,980	CSX Corporation	20,077,550	0.2%
126,509	Honeywell International, Inc.	19,401,420	0.2%
141,400	Norfolk Southern Corporation	20,488,860	0.2%
546,282	Southwest Airlines Company	35,754,157	0.4%
	Other Securities^	389,195,316	3.8%

	Total	484,917,303

Information Technology (9.3%)
118,600	Alliance Data Systems Corporation	30,062,728	0.3%
43,134	Alphabet, Inc., Class Aa	45,437,356	0.5%
33,999	Alphabet, Inc., Class Ca	35,576,554	0.3%
336,629	Apple, Inc.	56,967,726	0.6%
1,293,984	Cisco Systems, Inc.	49,559,587	0.5%
327,110	Facebook, Inc.[a]	57,721,831	0.6%
327,854	MasterCard, Inc.	49,623,981	0.5%
818,960	Microsoft Corporation	70,053,838	0.7%
514,337	Oracle Corporation	24,317,853	0.2%
525,983	PayPal Holdings, Inc.[a]	38,722,868	0.4%
218,690	Red Hat, Inc.[a]	26,264,669	0.3%
326,687	Salesforce.com, Inc.[a]	33,397,212	0.3%
418,790	Visa, Inc.	47,750,436	0.5%
	Other Securities^	384,391,292	3.6%

	Total	949,847,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODAERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (34.5%)	Value	% of Net Assets
Materials (1.4%)
	Other Securities^	$144,704,655	1.4%

	Total	144,704,655

Real Estate (1.1%)
	Other Securities^	107,198,230	1.1%

	Total	107,198,230

Telecommunications Services (0.3%)
	Other Securities^	28,087,662	0.3%

	Total	28,087,662

Utilities (0.5%)
	Other Securities^	54,602,528	0.5%

	Total	54,602,528

	Total Common Stock (cost $2,647,634,516)	3,522,685,777

	Registered Investment Companies (33.7%)
Affiliated Equity Holdings (20.9%)
10,014,027	Thrivent Core International Equity Fund	101,341,949	1.0%
23,383,628	Thrivent Large Cap Stock Portfolio	336,125,629	3.3%
31,645,409	Thrivent Large Cap Value Portfolio	600,310,249	5.9%
17,030,386	Thrivent Mid Cap Stock Portfolio	354,524,953	3.5%
58,304,616	Thrivent Partner Worldwide Allocation Portfolio	642,668,460	6.3%
4,730,128	Thrivent Small Cap Stock Portfolio	99,369,100	0.9%

	Total	2,134,340,340

Affiliated Fixed Income Holdings (11.9%)
15,963,862	Thrivent Core Emerging Markets Debt Fund	157,882,591	1.6%
37,454,170	Thrivent High Yield Portfolio	181,813,777	1.8%
53,685,081	Thrivent Income Portfolio	554,480,988	5.4%
32,357,668	Thrivent Limited Maturity Bond Portfolio	319,256,930	3.1%

	Total	1,213,434,286

Equity Funds/Exchange Traded Funds (0.5%)
118,962	SPDR S&P 500 ETF Trust	31,746,199	0.3%
	Other Securities^	19,378,031	0.2%

	Total	51,124,230

Fixed Income Funds/Exchange Traded Funds (0.4%)
345,300	Vanguard Short-Term Corporate Bond ETF	27,382,290	0.3%
	Other Securities^	12,858,420	0.1%

	Total	40,240,710

	Total Registered Investment Companies (cost $2,854,971,956)	3,439,139,566

Principal Amount	Long-Term Fixed Income (28.5%)
Asset-Backed Securities (1.4%)
	U.S. Small Business Administration
$658,880	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	671,412	<0.1%
	Other Securities^	149,236,957	1.4%

	Total	149,908,369

Basic Materials (0.5%)
	Other Securities^	48,175,422	0.5%

	Total	48,175,422

Capital Goods (0.6%)
	Other Securities^	63,894,536	0.6%

	Total	63,894,536

Collateralized Mortgage Obligations (0.9%)
	Federal Home Loan Mortgage Corporation
9,520,295	3.000% - 4.000%, 7/15/2031 - 2/15/2033, Ser. 4170, Class IGb	1,069,000	<0.1%
	Federal National Mortgage Association
7,066,714	3.500%, 1/25/2033, Ser. 2012-150, Class YIb	910,570	<0.1%
	Other Securities^	91,449,272	0.9%

	Total	93,428,842

Commercial Mortgage-Backed Securities (1.0%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
15,264,031	2.776% - 3.002%, 3/25/2023 - 1/25/2024, Ser. K725, Class A2	15,564,907	0.1%
5,500,000	3.430%, 1/25/2027, Ser. K063, Class A2[c]	5,748,471	0.1%
	Federal National Mortgage Association - ACES
7,250,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[c]	7,287,238	0.1%
5,750,000	2.784%, 2/25/2027, Ser. 2017-M2, Class A2[c]	5,720,794	0.1%
3,860,611	2.417%, 9/25/2026, Ser. 2017-M1, Class A1[c]	3,829,285	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (1.0%) - continued
$3,825,000	2.486%, 12/25/2026, Ser. 2017-M3, Class A2[c]	$3,714,621	<0.1%
	Federal National Mortgage Association Grantor Trust
7,573,378	2.898%, 6/25/2027, Ser. 2017-T1, Class A	7,518,567	0.1%
	Other Securities^	44,191,927	0.4%

	Total	93,575,810

Communications Services (1.2%)
	Other Securities^	123,520,269	1.2%

	Total	123,520,269

Consumer Cyclical (0.8%)
	Other Securities^	83,490,507	0.8%

	Total	83,490,507

Consumer Non-Cyclical (1.3%)
	Other Securities^	128,556,579	1.3%

	Total	128,556,579

Energy (1.2%)
	Other Securities^	117,516,713	1.2%

	Total	117,516,713

Financials (3.2%)
	Other Securities^	328,649,581	3.2%

	Total	328,649,581

Foreign Government (0.1%)
	Other Securities^	5,871,284	0.1%

	Total	5,871,284

Mortgage-Backed Securities (8.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
47,720,000	3.000%, 1/1/2033[d]	48,607,592	0.5%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
82,595,000	4.000%, 1/1/2048[d]	86,402,630	0.8%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
97,350,000	3.000%, 1/1/2048[d]	97,369,470	1.0%
331,000,000	3.500%, 1/1/2048[d]	340,036,300	3.3%
199,300,000	4.000%, 1/1/2048[d]	208,527,590	2.0%
35,843,000	4.500%, 1/1/2048[d]	38,133,368	0.4%
5,155,748	1.752%, (LIBOR 12M + 1.550%), 7/1/2043[c]	5,318,046	0.1%
4,967,473	2.041%, (LIBOR 12M + 1.540%), 7/1/2043[c]	5,106,572	0.1%
3,096,124	1.977%, (LIBOR 12M + 1.530%), 8/1/2043[c]	3,168,945	<0.1%
	Other Securities^	1,181,645	<0.1%

	Total	833,852,158

Technology (0.8%)
	Other Securities^	80,630,722	0.8%

	Total	80,630,722

Transportation (0.2%)
	Other Securities^	18,466,219	0.2%

	Total	18,466,219

U.S. Government and Agencies (6.2%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	721,700	<0.1%
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	700,863	<0.1%
	U.S. Treasury Bonds
69,326,000	2.500%, 5/15/2046	65,871,499	0.6%
35,819,000	2.250% - 5.250%, 5/15/2027 - 11/15/2047	37,782,328	0.3%
	U.S. Treasury Bonds, TIPS
36,232,578	0.125%, 1/15/2023	35,966,124	0.4%
32,217,283	0.375%, 1/15/2027	32,007,295	0.3%
31,431,205	0.375%, 7/15/2027	31,285,759	0.3%
1,271,467	0.750% - 2.375%, 1/15/2025 - 2/15/2042	1,331,764	<0.1%
	U.S. Treasury Notes
93,170,000	1.500%, 10/31/2019[e,f]	92,518,266	0.9%
56,935,000	1.750%, 11/30/2019	56,785,838	0.6%
63,255,000	1.375%, 9/30/2020	62,285,411	0.6%
38,359,000	1.125%, 8/31/2021	37,052,896	0.4%
38,000,000	1.875%, 7/31/2022	37,480,907	0.4%
29,100,000	2.125%, 7/31/2024	28,747,736	0.3%
48,185,000	2.250%, 11/15/2024	47,924,969	0.5%
64,525,000	0.750% - 2.125%, 2/15/2019 - 11/30/2024	63,626,836	0.6%
	U.S. Treasury Notes, TIPS
4,475,268	0.125%, 4/15/2021	4,458,061	<0.1%

	Total	636,548,252

Utilities (0.9%)
	Other Securities^	94,350,018	0.9%

	Total	94,350,018

	Total Long-Term Fixed Income (cost $2,875,019,857)	2,900,435,281

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	1,511,635	<0.1%

	Total	1,511,635

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	$739,615	<0.1%

	Total	739,615

	Total Preferred Stock (cost $1,668,046)	2,251,250

	Collateral Held for Securities Loaned (0.2%)
21,084,029	Thrivent Cash Management Trust	21,084,029	0.2%

	Total Collateral Held for Securities Loaned (cost $21,084,029)	21,084,029

Shares or Principal Amount	Short-Term Investments (9.8%)
	Federal Home Loan Bank Discount Notes
23,700,000	1.233%, 2/7/2018[e,g]	23,668,716	0.2%
	U.S. Treasury Bills
1,755,000	1.250% - 1.329%, 3/8/2018 - 3/22/2018[f,g]	1,750,360	<0.1%
	Thrivent Core Short-Term Reserve Fund
93,213,969	1.510%	932,139,691	9.1%
	Other Securities^	40,968,941	0.5%

	Total Short-Term Investments (cost $998,529,577)	998,527,708

	Total Investments (cost $9,541,651,901) 108.1%	$11,025,267,383

	Other Assets and Liabilities, Net (8.1%)	(829,640,889)

	Total Net Assets 100.0%	$10,195,626,494

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
c	Denotes variable rate securities. The rate shown is as of December 31, 2017.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f	At December 31, 2017, $1,334,977 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Moderate Allocation Portfolio held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $114,903,895 or 1.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$20,507,452

Total lending	$20,507,452
Gross amount payable upon return of collateral for securities loaned	$21,084,029

Net amounts due to counterparty	$576,577

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,538,978,233
Gross unrealized depreciation	(72,098,781)

Net unrealized appreciation (depreciation)	$1,466,879,452

Cost for federal income tax purposes	$9,355,191,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	7,347,436	—	6,236,932	1,110,504
Capital Goods	9,225,749	—	9,225,749	—
Communications Services	45,656,189	—	44,195,297	1,460,892
Consumer Cyclical	17,024,470	—	17,024,470	—
Consumer Non-Cyclical	22,990,498	—	22,990,498	—
Energy	13,766,024	—	13,766,024	—
Financials	7,653,127	—	7,653,127	—
Technology	5,090,604	—	5,090,604	—
Transportation	6,186,950	—	4,970,035	1,216,915
Utilities	6,202,725	—	5,460,375	742,350
Common Stock
Consumer Discretionary	452,365,540	438,499,242	13,866,298	—
Consumer Staples	104,423,876	96,659,851	7,764,025	—
Energy	149,492,050	141,939,341	7,552,707	2
Financials	667,135,048	648,980,453	18,154,595	—
Health Care	379,910,954	371,324,188	8,586,766	—
Industrials	484,917,303	469,142,280	15,775,023	—
Information Technology	949,847,931	947,095,473	2,752,458	—
Materials	144,704,655	133,299,116	11,405,530	9
Real Estate	107,198,230	103,792,455	3,405,775	—
Telecommunications Services	28,087,662	22,192,062	5,895,600	—
Utilities	54,602,528	52,529,666	2,072,862	—
Registered Investment Companies
Affiliated Equity Holdings	2,032,998,391	2,032,998,391	—	—
Affiliated Fixed Income Holdings	1,055,551,695	1,055,551,695	—	—
Equity Funds/Exchange Traded Funds	51,124,230	51,124,230	—	—
Fixed Income Funds/Exchange Traded Funds	40,240,710	40,240,710	—	—
Long-Term Fixed Income
Asset-Backed Securities	149,908,369	—	146,008,369	3,900,000
Basic Materials	48,175,422	—	48,175,422	—
Capital Goods	63,894,536	—	63,894,536	—
Collateralized Mortgage Obligations	93,428,842	—	93,428,842	—
Commercial Mortgage-Backed Securities	93,575,810	—	93,575,810	—
Communications Services	123,520,269	—	123,520,269	—
Consumer Cyclical	83,490,507	—	83,490,507	—
Consumer Non-Cyclical	128,556,579	—	128,556,579	—
Energy	117,516,713	—	117,516,713	—
Financials	328,649,581	—	328,649,581	—
Foreign Government	5,871,284	—	5,871,284	—
Mortgage-Backed Securities	833,852,158	—	833,852,158	—
Technology	80,630,722	—	80,630,722	—
Transportation	18,466,219	—	18,466,219	—
U.S. Government and Agencies	636,548,252	—	636,548,252	—
Utilities	94,350,018	—	94,350,018	—
Preferred Stock
Consumer Staples	1,511,635	—	1,511,635	—
Energy	739,615	—	739,615	—
Short-Term Investments	66,388,017	—	66,388,017	—

Subtotal Investments in Securities	$9,812,819,123	$6,605,369,153	$3,199,019,298	$8,430,672

Other Investments *	Total
Short-Term Investments	932,139,691
Affiliated Registered Investment Companies	259,224,540
Collateral Held for Securities Loaned	21,084,029

Subtotal Other Investments	$1,212,448,260

Total Investments at Value	$11,025,267,383

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	12,936,744	12,936,744	—	—

Total Asset Derivatives	$12,936,744	$12,936,744	$—	$—

Liability Derivatives
Futures Contracts	9,443,467	9,443,467	—	—

Total Liability Derivatives	$9,443,467	$9,443,467	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $70,837,565 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	1,256	March 2018	$146,720,394	($818,334)
CBOT U.S. Long Bond	1,024	March 2018	156,819,333	(147,333)
CME S&P 500 Index	385	March 2018	255,772,260	1,792,740
CME Ultra Long Term U.S. Treasury Bond	222	March 2018	37,078,202	141,485
ICE mini MSCI EAFE Index	6,663	March 2018	672,705,742	8,752,583
ICE US mini MSCI Emerging Markets Index	715	March 2018	40,152,627	1,449,648

Total Futures Long Contracts				$11,170,789

CBOT 10-Yr. U.S. Treasury Note	(251)	March 2018	($31,331,058)	$195,291
CBOT 2-Yr. U.S. Treasury Note	(1,561)	March 2018	(334,829,739)	604,997
CME E-mini NASDAQ 100 Index	(2,881)	March 2018	(366,180,189)	(3,091,986)
CME E-mini Russell 2000 Index	(1,645)	March 2018	(125,324,259)	(1,052,866)
CME E-mini S&P Mid-Cap 400 Index	(3,483)	March 2018	(658,272,972)	(4,332,948)

Total Futures Short Contracts				($7,677,512)

Total Futures Contracts				$3,493,277

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$941,773
Total Interest Rate Contracts		941,773
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,994,971
Total Equity Contracts		11,994,971

Total Asset Derivatives		$12,936,744

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	965,667
Total Interest Rate Contracts		965,667
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,477,800
Total Equity Contracts		8,477,800

Total Liability Derivatives		$9,443,467

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	52,932,780
Total Equity Contracts		52,932,780
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	8,141,959
Total Interest Rate Contracts		8,141,959
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(2,809,287)
Total Credit Contracts		(2,809,287)

Total		$58,265,452

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,252,359
Total Interest Rate Contracts		2,252,359
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	183,251
Total Equity Contracts		183,251

Total		$2,435,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$1,002,039,255
Futures - Short	895,050,800
Interest Rate Contracts
Futures - Long	398,371,286
Futures - Short	221,440,362
Written Options	3,364,317
Credit Contracts
Credit Default Swaps - Buy Protection	2,527,405

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$186,669	$617,650	$783,235	$—	$—	21,084	$21,084	$823
Core Emerging Markets Debt	—	159,365	—	—	(1,482)	15,964	157,883	1,719
Core International Equity	—	100,132	—	—	1,210	10,014	101,342	132
Core Short-Term Reserve	1,389,006	1,218,354	1,675,220	—	—	93,214	932,140	14,924
High Yield Portfolio	169,180	9,640	—	—	2,993	37,454	181,814	9,640
Income	521,696	19,184	—	—	13,600	53,685	554,481	17,955
Large Cap Stock	277,434	5,869	—	—	52,822	23,384	336,126	3,947
Large Cap Value	510,265	22,616	—	—	67,429	31,645	600,310	7,494
Limited Maturity Bond	311,125	6,238	—	—	1,894	32,358	319,257	6,238
Mid Cap Stock	297,931	26,322	—	—	30,272	17,030	354,525	1,118
Partner Worldwide Allocation	518,924	12,423	—	—	111,322	58,305	642,668	12,422
Small Cap Stock	81,966	5,540	—	—	11,862	4,730	99,369	310
Total Value and Income Earned	$4,264,196			$—	$291,922		$4,300,999	$76,722

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGERESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (0.8%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$2,896,385	0.1%

	Total	2,896,385

Capital Goods (0.1%)
	Other Securities^	2,894,736	0.1%

	Total	2,894,736

Communications Services (0.3%)
	Other Securities^	17,245,121	0.3%

	Total	17,245,121

Consumer Cyclical (0.1%)
	Other Securities^	5,650,654	0.1%

	Total	5,650,654

Consumer Non-Cyclical (0.1%)
	Other Securities^	8,243,002	0.1%

	Total	8,243,002

Energy (0.1%)
	Other Securities^	3,702,410	0.1%

	Total	3,702,410

Financials (<0.1%)
	Other Securities^	2,671,347	<0.1%

	Total	2,671,347

Technology (<0.1%)
	Other Securities^	1,836,779	<0.1%

	Total	1,836,779

Transportation (<0.1%)
	Other Securities^	1,970,484	<0.1%

	Total	1,970,484

Utilities (<0.1%)
	Other Securities^	1,483,335	<0.1%

	Total	1,483,335

	Total Bank Loans (cost $49,018,815)	48,594,253

Shares	Registered Investment Companies (41.4%)
Affiliated Equity Holdings (34.3%)
21,029,454	Thrivent Core International Equity Fund	212,818,075	3.5%
25,235,015	Thrivent Large Cap Stock Portfolio	362,738,193	5.8%
22,744,946	Thrivent Large Cap Value Portfolio	431,469,348	7.0%
20,616,494	Thrivent Mid Cap Stock Portfolio	429,177,673	6.9%
51,143,446	Thrivent Partner Worldwide Allocation Portfolio	563,733,747	9.1%
5,955,004	Thrivent Small Cap Stock Portfolio	125,100,941	2.0%

	Total	2,125,037,977

Affiliated Fixed Income Holdings (5.9%)
5,070,017	Thrivent Core Emerging Markets Debt Fund	50,142,471	0.8%
11,482,549	Thrivent High Yield Portfolio	55,739,739	0.9%
15,769,358	Thrivent Income Portfolio	162,872,239	2.6%
9,679,924	Thrivent Limited Maturity Bond Portfolio	95,506,971	1.6%

	Total	364,261,420

Equity Funds/Exchange Traded Funds (0.8%)
98,001	SPDR S&P 500 ETF Trust	26,152,547	0.4%
	Other Securities^	21,093,141	0.4%

	Total	47,245,688

Fixed Income Funds/Exchange Traded Funds (0.4%)
201,100	Vanguard Short-Term Corporate Bond ETF	15,947,230	0.2%
	Other Securities^	10,423,714	0.2%

	Total	26,370,944

	Total Registered Investment Companies (cost $2,052,696,358)	2,562,916,029

	Common Stock (38.8%)
Consumer Discretionary (5.2%)
55,432	Amazon.com, Inc.[a]	64,826,061	1.1%
858,747	Comcast Corporation	34,392,817	0.6%
152,192	Lowe’s Companies, Inc.	14,144,724	0.2%
96,256	Netflix, Inc.[a]	18,477,302	0.3%
	Other Securities^	190,812,762	3.0%

	Total	322,653,666

Consumer Staples (1.1%)
	Other Securities^	67,865,791	1.1%

	Total	67,865,791

Energy (1.4%)
	Other Securities^	86,006,682	1.4%

	Total	86,006,682

Financials (6.9%)
400,001	Bank of America Corporation	11,808,030	0.2%
497,795	Citigroup, Inc.	37,040,926	0.6%
341,034	E*TRADE Financial Corporation[a]	16,905,055	0.3%

70,590	Goldman Sachs Group, Inc.	17,983,508	0.3%
206,855	Interactive Brokers Group, Inc.	12,247,885	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGERESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (38.8%)	Value	% of Net Assets
Financials (6.9%) - continued
225,827	Synovus Financial Corporation	$10,826,146	0.2%
	Other Securities^	320,260,479	5.1%

	Total	427,072,029

Health Care (4.3%)
109,372	Alexion Pharmaceuticals, Inc.[a]	13,079,797	0.2%
179,184	Celgene Corporation[a]	18,699,642	0.3%
209,448	Medtronic plc	16,912,926	0.3%
308,528	Pfizer, Inc.	11,174,884	0.2%
162,060	UnitedHealth Group, Inc.	35,727,748	0.6%
233,570	Zoetis, Inc.	16,826,383	0.3%
	Other Securities^	154,072,345	2.4%

	Total	266,493,725

Industrials (5.4%)
209,785	CSX Corporation	11,540,273	0.2%
88,792	Norfolk Southern Corporation	12,865,961	0.2%
358,184	Southwest Airlines Company	23,443,143	0.4%
	Other Securities^	286,196,431	4.6%

	Total	334,045,808

Information Technology (11.1%)
78,250	Alliance Data Systems Corporation	19,834,810	0.3%
32,283	Alphabet, Inc., Class Aa	34,006,912	0.6%
22,907	Alphabet, Inc., Class Ca	23,969,885	0.4%
226,794	Apple, Inc.	38,380,349	0.6%
734,534	Cisco Systems, Inc.	28,132,652	0.5%
244,970	Facebook, Inc.[a]	43,227,406	0.7%
245,236	FLIR Systems, Inc.	11,432,902	0.2%
241,411	MasterCard, Inc.	36,539,969	0.6%
524,386	Microsoft Corporation	44,855,978	0.7%
273,328	Oracle Corporation	12,922,948	0.2%
373,292	PayPal Holdings, Inc.[a]	27,481,757	0.4%
143,120	Red Hat, Inc.[a]	17,188,712	0.3%
244,503	Salesforce.com, Inc.[a]	24,995,542	0.4%
313,550	Visa, Inc.	35,750,971	0.6%
	Other Securities^	284,229,582	4.6%

	Total	682,950,375

Materials (1.5%)
	Other Securities^	91,777,820	1.5%

	Total	91,777,820

Real Estate (1.1%)
	Other Securities^	70,042,833	1.1%

	Total	70,042,833

Telecommunications Services (0.2%)
	Other Securities^	13,574,651	0.2%

	Total	13,574,651

Utilities (0.6%)
	Other Securities^	$35,372,161	0.6%

	Total	35,372,161

	Total Common Stock (cost $1,775,202,220)	2,397,855,541

Principal Amount	Long-Term Fixed Income (14.9%)
Asset-Backed Securities (0.7%)
	U.S. Small Business Administration
$375,562	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	382,705	<0.1%
	Other Securities^	43,132,082	0.7%

	Total	43,514,787

Basic Materials (0.3%)
	Other Securities^	15,821,268	0.3%

	Total	15,821,268

Capital Goods (0.3%)
	Other Securities^	19,875,773	0.3%

	Total	19,875,773

Collateralized Mortgage Obligations (0.5%)
	Federal National Mortgage Association
2,079,919	3.500%, 1/25/2033, Ser. 2012-150, Class YIb	268,005	<0.1%
	Other Securities^	30,283,684	0.5%

	Total	30,551,689

Commercial Mortgage-Backed Securities (0.5%)
	Federal National Mortgage Association - ACES
2,375,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[c]	2,387,198	0.1%
1,800,000	2.784%, 2/25/2027, Ser. 2017-M2, Class A2[c]	1,790,857	<0.1%
1,206,441	2.417%, 9/25/2026, Ser. 2017-M1, Class A1[c]	1,196,652	<0.1%
1,200,000	2.486%, 12/25/2026, Ser. 2017-M3, Class A2[c]	1,165,371	<0.1%
	Federal National Mortgage Association Grantor Trust
2,399,486	2.898%, 6/25/2027, Ser. 2017-T1, Class A	2,382,120	0.1%
	Other Securities^	21,042,916	0.3%

	Total	29,965,114

Communications Services (0.6%)
	Other Securities^	37,966,104	0.6%

	Total	37,966,104

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGERESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value	% of Net Assets
Consumer Cyclical (0.4%)
	Amazon.com, Inc.
$1,260,000	3.150% - 4.050%, 8/22/2027 - 8/22/2047[d]	$1,324,140	<0.1%
	Other Securities^	25,120,962	0.4%

	Total	26,445,102

Consumer Non-Cyclical (0.6%)
	Other Securities^	39,012,641	0.6%

	Total	39,012,641

Energy (0.6%)
	Other Securities^	37,062,341	0.6%

	Total	37,062,341

Financials (1.7%)
	Other Securities^	102,084,755	1.7%

	Total	102,084,755

Foreign Government (<0.1%)
	Other Securities^	1,743,923	<0.1%

	Total	1,743,923

Mortgage-Backed Securities (4.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
14,325,000	3.000%, 1/1/2033[e]	14,591,445	0.2%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
25,825,000	4.000%, 1/1/2048[e]	27,015,533	0.4%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
28,675,000	3.000%, 1/1/2048[e]	28,680,735	0.5%
99,850,000	3.500%, 1/1/2048[e]	102,575,905	1.7%
68,500,000	4.000%, 1/1/2048[e]	71,671,550	1.2%
16,400,000	4.500%, 1/1/2048[e]	17,447,960	0.3%
1,313,666	1.752%, (LIBOR 12M + 1.550%), 7/1/2043[c]	1,355,019	<0.1%
318,912	2.041%, (LIBOR 12M + 1.540%), 7/1/2043[c]	327,842	<0.1%
198,097	1.977%, (LIBOR 12M + 1.530%), 8/1/2043[c]	202,756	<0.1%
	Other Securities^	373,938	<0.1%

	Total	264,242,683

Technology (0.4%)
	Other Securities^	24,621,219	0.4%

	Total	24,621,219

Transportation (0.1%)
	Other Securities^	5,355,069	0.1%

	Total	5,355,069

U.S. Government and Agencies (3.4%)
	Federal National Mortgage Association
405,000	6.250%, 5/15/2029	541,275	<0.1%
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	525,647	<0.1%
	U.S. Treasury Bonds
15,750,000	2.250%, 11/15/2027	15,522,882	0.3%
10,625,000	3.000%, 5/15/2042	11,171,677	0.2%
25,124,000	2.500%, 5/15/2046	23,872,076	0.4%
16,158,000	2.250% - 5.250%, 5/15/2027 - 11/15/2047	17,479,711	0.3%
	U.S. Treasury Bonds, TIPS
37,643,196	0.125%, 1/15/2023	37,366,368	0.6%
29,832,922	0.375%, 7/15/2027	29,694,873	0.5%
773,566	0.750% - 2.375%, 1/15/2025 - 2/15/2042	815,727	<0.1%
	U.S. Treasury Notes
23,030,000	1.125%, 8/31/2021	22,245,840	0.4%
16,000,000	1.875%, 7/31/2022	15,781,435	0.3%
13,340,000	2.125%, 11/30/2024	13,161,704	0.2%
21,523,000	1.375% - 2.250%, 10/31/2019 - 11/15/2024	21,257,810	0.2%
1,769,292	U.S. Treasury Notes, TIPS 0.125%, 4/15/2021	1,762,489	<0.1%

	Total	211,199,514

Utilities (0.5%)
	Other Securities^	27,980,542	0.5%

	Total	27,980,542

	Total Long-Term Fixed Income (cost $907,512,429)	917,442,524

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	565,592	<0.1%

	Total	565,592

Energy (<0.1%)
	Other Securities^	57,154	<0.1%

	Total	57,154

	Total Preferred Stock (cost $591,349)	622,746

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Collateral Held for Securities Loaned (0.2%)	Value	% of Net Assets
15,016,041	Thrivent Cash Management Trust	$15,016,041	0.2%

	Total Collateral Held for Securities Loaned (cost $15,016,041)	15,016,041

Shares or Principal Amount	Short-Term Investments (8.3%)
	Federal Home Loan Bank Discount Notes
15,100,000	0.080%, 2/5/2018[f,g]	15,081,170	0.2%
	U.S. Treasury Bills
830,000	1.059% - 1.323%, 1/4/2018 - 3/22/2018[f,h]	828,653	<0.1%
	Thrivent Core Short-Term Reserve Fund
45,809,872	1.510%	458,098,718	7.4%
	Other Securities^	39,404,453	0.7%

	Total Short-Term Investments (cost $513,414,867)	513,412,994

	Total Investments (cost $5,313,452,079) 104.4%	$6,455,860,128

	Other Assets and Liabilities, Net (4.4%)	(272,339,827)

	Total Net Assets 100.0%	$6,183,520,301

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
c	Denotes variable rate securities. The rate shown is as of December 31, 2017.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $95,905,266 or 1.6% of total net assets.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At December 31, 2017, $497,770 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderately Aggressive Allocation Portfolio held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $34,198,666 or 0.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$307,574
Common Stock	14,243,981

Total lending	$14,551,555
Gross amount payable upon return of collateral for securities loaned	$15,016,041

Net amounts due to counterparty	$464,486

Definitions:

ACES -	Alternative Credit Enhancement Securities
ETF -	Exchange Traded Fund
Ser. -	Series
SPDR -	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS -	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M -	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,179,274,317
Gross unrealized depreciation	(45,905,345)

Net unrealized appreciation (depreciation)	$1,133,368,972

Cost for federal income tax purposes	$5,357,810,646

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,896,385	—	2,509,467	386,918
Capital Goods	2,894,736	—	2,894,736	—
Communications Services	17,245,121	—	16,823,754	421,367
Consumer Cyclical	5,650,654	—	5,650,654	—
Consumer Non-Cyclical	8,243,002	—	8,243,002	—
Energy	3,702,410	—	3,702,410	—
Financials	2,671,347	—	2,671,347	—
Technology	1,836,779	—	1,836,779	—
Transportation	1,970,484	—	1,740,223	230,261
Utilities	1,483,335	—	1,225,785	257,550
Common Stock
Consumer Discretionary	322,653,666	317,466,178	5,187,488	—
Consumer Staples	67,865,791	64,974,559	2,891,232	—
Energy	86,006,682	83,185,344	2,821,337	1
Financials	427,072,029	420,271,519	6,800,510	—
Health Care	266,493,725	263,286,495	3,207,230	—
Industrials	334,045,808	328,148,994	5,896,814	—
Information Technology	682,950,375	681,913,834	1,036,541	—
Materials	91,777,820	87,519,469	4,258,345	6
Real Estate	70,042,833	68,748,543	1,294,290	—
Telecommunications Services	13,574,651	11,360,721	2,213,930	—
Utilities	35,372,161	34,596,760	775,401	—
Registered Investment Companies
Affiliated Equity Holdings	1,912,219,902	1,912,219,902	—	—
Affiliated Fixed Income Holdings	314,118,949	314,118,949	—	—
Equity Funds/Exchange Traded Funds	47,245,688	47,245,688	—	—
Fixed Income Funds/Exchange Traded Funds	26,370,944	26,370,944	—	—
Long-Term Fixed Income
Asset-Backed Securities	43,514,787	—	42,379,787	1,135,000
Basic Materials	15,821,268	—	15,821,268	—
Capital Goods	19,875,773	—	19,875,773	—
Collateralized Mortgage Obligations	30,551,689	—	30,551,689	—
Commercial Mortgage-Backed Securities	29,965,114	—	29,965,114	—
Communications Services	37,966,104	—	37,966,104	—
Consumer Cyclical	26,445,102	—	26,445,102	—
Consumer Non-Cyclical	39,012,641	—	39,012,641	—
Energy	37,062,341	—	37,062,341	—
Financials	102,084,755	—	102,084,755	—
Foreign Government	1,743,923	—	1,743,923	—
Mortgage-Backed Securities	264,242,683	—	264,242,683	—
Technology	24,621,219	—	24,621,219	—
Transportation	5,355,069	—	5,355,069	—
U.S. Government and Agencies	211,199,514	—	211,199,514	—
Utilities	27,980,542	—	27,980,542	—
Preferred Stock
Consumer Staples	565,592	—	565,592	—
Energy	57,154	—	57,154	—
Short-Term Investments	55,314,276	—	55,314,276	—

Subtotal Investments in Securities	$5,719,784,823	$4,661,427,899	$1,055,925,821	$2,431,103

Other Investments *	Total
Short-Term Investments	458,098,718
Affiliated Registered Investment Companies	262,960,546
Collateral Held for Securities Loaned	15,016,041

Subtotal Other Investments	$736,075,305

Total Investments at Value	$6,455,860,128

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGERESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	10,842,123	10,842,123	—	—

Total Asset Derivatives	$10,842,123	$10,842,123	$—	$—

Liability Derivatives
Futures Contracts	8,190,077	8,190,077	—	—

Total Liability Derivatives	$8,190,077	$8,190,077	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $53,937,108 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	465	March 2018	$54,319,254	($302,966)
CBOT U.S. Long Bond	288	March 2018	44,105,437	(41,437)
CME S&P 500 Index	982	March 2018	652,384,075	4,573,925
ICE mini MSCI EAFE Index	4,432	March 2018	447,460,958	5,821,842

Total Futures Long Contracts				$10,051,364

CBOT 10-Yr. U.S. Treasury Note	(490)	March 2018	($61,164,216)	$381,244
CBOT 2-Yr. U.S. Treasury Note	(168)	March 2018	(36,035,488)	65,112
CME E-mini NASDAQ 100 Index	(2,444)	March 2018	(310,637,285)	(2,622,415)
CME E-mini Russell 2000 Index	(1,724)	March 2018	(131,342,871)	(1,103,429)
CME E-mini S&P Mid-Cap 400 Index	(3,303)	March 2018	(624,253,393)	(4,109,326)
CME Ultra Long Term U.S. Treasury Bond	(13)	March 2018	(2,169,027)	(10,504)
Total Futures Short Contracts				($7,399,318)

Total Futures Contracts				$2,652,046

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$446,356
Total Interest Rate Contracts		446,356
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,395,767
Total Equity Contracts		10,395,767

Total Asset Derivatives		$10,842,123

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	354,907
Total Interest Rate Contracts		354,907
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,835,170
Total Equity Contracts		7,835,170

Total Liability Derivatives		$8,190,077

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	80,255,975
Total Equity Contracts		80,255,975
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,056,411
Total Interest Rate Contracts		1,056,411
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(868,462)
Total Credit Contracts		(868,462)

Total		$80,443,924

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	439,405
Total Interest Rate Contracts		439,405
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(928,801)
Total Equity Contracts		(928,801)

Total		($489,396)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$1,104,502,200
Futures - Short	821,244,936
Interest Rate Contracts
Futures - Long	127,883,672
Futures - Short	75,623,805
Written Options	709,234
Credit Contracts
Credit Default Swaps - Buy Protection	781,322

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$56,510	$411,599	$453,093	$—	$—	15,016	$15,016	$542
Core Emerging Markets Debt	—	50,606	—	—	(464)	5,070	50,142	544
Core International Equity	—	210,277	—	—	2,541	21,029	212,818	277
Core Short-Term Reserve	640,777	731,624	914,302	—	—	45,810	458,099	8,259
High Yield Portfolio	51,867	2,955	—	—	918	11,483	55,740	2,955
Income	153,242	5,635	—	—	3,995	15,769	162,872	5,274
Large Cap Stock	299,400	6,334	—	—	57,004	25,235	362,738	4,259
Large Cap Value	366,750	16,255	—	—	48,464	22,745	431,469	5,386
Limited Maturity Bond	93,074	1,866	—	—	567	9,680	95,507	1,866
Mid Cap Stock	360,667	31,864	—	—	36,646	20,616	429,178	1,353
Partner Worldwide Allocation	455,188	10,897	—	—	97,649	51,143	563,734	10,897
Small Cap Stock	103,192	6,975	—	—	14,934	5,955	125,101	390
Total Value and Income Earned	$2,580,667			$—	$262,254		$2,962,414	$42,002

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (2.0%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$5,896,870	0.1%

	Total	5,896,870

Capital Goods (0.1%)
	Other Securities^	7,513,261	0.1%

	Total	7,513,261

Communications Services (0.7%)
	Other Securities^	34,026,668	0.7%

	Total	34,026,668

Consumer Cyclical (0.2%)
	Other Securities^	11,079,458	0.2%

	Total	11,079,458

Consumer Non-Cyclical (0.3%)
	Other Securities^	17,295,028	0.3%

	Total	17,295,028

Energy (0.2%)
	Other Securities^	8,819,416	0.2%

	Total	8,819,416

Financials (0.1%)
	Other Securities^	5,026,998	0.1%

	Total	5,026,998

Technology (0.1%)
	Other Securities^	5,562,987	0.1%

	Total	5,562,987

Transportation (0.1%)
	Other Securities^	3,975,903	0.1%

	Total	3,975,903

Utilities (0.1%)
	Other Securities^	3,727,231	0.1%

	Total	3,727,231

	Total Bank Loans (cost $103,729,711)	102,923,820

	Long-Term Fixed Income (42.0%)
Asset-Backed Securities (2.0%)
	U.S. Small Business Administration
$283,319	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	288,707	<0.1%
	Other Securities^	101,614,506	2.0%

	Total	101,903,213

Basic Materials (0.7%)
	Other Securities^	34,915,608	0.7%

	Total	34,915,608

Capital Goods (0.9%)
	Other Securities^	46,882,696	0.9%

	Total	46,882,696

Collateralized Mortgage Obligations (1.4%)
	Federal Home Loan Mortgage Corporation
13,478,888	3.000% - 4.000%, 4/15/2028 - 2/15/2033, Ser. 4170, Class IGa	1,387,694	<0.1%
	Federal National Mortgage Association
7,927,464	3.500%, 1/25/2033, Ser. 2012-150, Class YIa	1,021,481	<0.1%
	Other Securities^	70,818,548	1.4%

	Total	73,227,723

Commercial Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
11,332,523	2.776% - 3.002%, 3/25/2023 - 1/25/2024, Ser. K725, Class A2	11,556,031	0.2%
3,950,000	3.430%, 1/25/2027, Ser. K063, Class A2[b]	4,128,448	0.1%
	Federal National Mortgage Association - ACES
5,000,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	5,025,681	0.1%
4,250,000	2.784%, 2/25/2027, Ser. 2017-M2, Class A2[b]	4,228,412	0.1%
2,825,000	2.486%, 12/25/2026, Ser. 2017-M3, Class A2[b]	2,743,478	<0.1%
2,798,943	2.417%, 9/25/2026, Ser. 2017-M1, Class A1[b]	2,776,232	<0.1%
	Federal National Mortgage Association Grantor Trust
5,598,801	2.898%, 6/25/2027, Ser. 2017-T1, Class A	5,558,281	0.1%
	Other Securities^	32,815,838	0.7%

	Total	68,832,401

Communications Services (1.7%)
	Other Securities^	90,132,340	1.7%

	Total	90,132,340

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value	% of Net Assets
Consumer Cyclical (1.2%)
	Other Securities^	$61,343,799	1.2%

	Total	61,343,799

Consumer Non-Cyclical (1.8%)
	Other Securities^	92,484,754	1.8%

	Total	92,484,754

Energy (1.7%)
	Other Securities^	86,278,167	1.7%

	Total	86,278,167

Financials (4.7%)
	Other Securities^	242,281,033	4.7%

	Total	242,281,033

Foreign Government (0.1%)
	Other Securities^	4,066,836	0.1%

	Total	4,066,836

Mortgage-Backed Securities (12.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
37,325,000	3.000%, 1/1/2033[c]	38,019,245	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
64,500,000	4.000%, 1/1/2048[c]	67,473,450	1.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
80,825,000	3.000%, 1/1/2048[c]	80,841,165	1.6%
247,400,000	3.500%, 1/1/2048[c]	254,154,020	5.0%
136,375,000	4.000%, 1/1/2048[c]	142,689,163	2.8%
35,700,000	4.500%, 1/1/2048[c]	37,981,230	0.7%
3,740,608	1.752%, (LIBOR 12M + 1.550%), 7/1/2043[b]	3,858,359	0.1%
	Other Securities^	882,494	<0.1%

	Total	625,899,126

Technology (1.1%)
	Microsoft Corporation
7,900,000	3.700% - 4.750%, 11/3/2035 - 11/3/2055	8,821,102	0.3%
	Other Securities^	49,639,409	0.8%

	Total	58,460,511

Transportation (0.3%)
	Other Securities^	14,008,647	0.3%

	Total	14,008,647

U.S. Government and Agencies (9.6%)
	Federal National Mortgage Association
$205,000	6.250%, 5/15/2029	273,979	<0.1%
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	269,563	<0.1%
	U.S. Treasury Bonds
27,508,000	2.500%, 5/15/2046	26,137,282	0.5%
23,505,000	2.250% - 4.375%, 5/15/2027 - 11/15/2047	23,674,826	0.4%
	U.S. Treasury Bonds, TIPS
23,894,910	0.375%, 1/15/2027	23,739,166	0.5%
28,204,389	0.375%, 7/15/2027	28,073,875	0.6%
8,137,943	0.125% - 2.375%, 1/15/2023 - 2/15/2042	8,105,067	0.2%
	U.S. Treasury Notes
22,250,000	0.750%, 2/15/2019	21,979,607	0.4%
15,200,000	1.000%, 10/15/2019	14,966,852	0.3%
37,960,000	1.500%, 10/31/2019	37,694,466	0.7%
21,820,000	1.750%, 11/30/2019	21,762,835	0.4%
69,580,000	1.375%, 9/30/2020	68,513,460	1.3%
10,250,000	1.375%, 5/31/2021	10,018,663	0.2%
59,389,000	1.125%, 8/31/2021	57,366,835	1.1%
36,500,000	1.875%, 7/31/2022	36,001,398	0.7%
64,600,000	2.000%, 11/30/2022	64,002,932	1.3%
11,750,000	2.125%, 7/31/2024	11,607,763	0.2%
33,030,000	2.250%, 11/15/2024	32,851,753	0.6%
4,620,000	1.375% - 1.875%, 12/15/2020 - 9/30/2023	4,556,287	0.1%
	U.S. Treasury Notes, TIPS
2,081,520	0.125%, 4/15/2021	2,073,517	0.1%

	Total	493,670,126

Utilities (1.3%)
	Other Securities^	67,700,514	1.3%

	Total	67,700,514

	Total Long-Term Fixed Income (cost $2,147,762,040)	2,162,087,494

Shares	Registered Investment Companies (29.6%)
Affiliated Equity Holdings (11.5%)
5,107,154	Thrivent Core International Equity Fund	51,684,402	1.0%
2,636,950	Thrivent Large Cap Stock Portfolio	37,904,580	0.7%
9,209,186	Thrivent Large Cap Value Portfolio	174,697,342	3.4%
4,288,831	Thrivent Mid Cap Stock Portfolio	89,281,445	1.8%
17,318,825	Thrivent Partner Worldwide Allocation Portfolio	190,898,481	3.7%
2,123,607	Thrivent Small Cap Stock Portfolio	44,612,095	0.9%

	Total	589,078,345

Affiliated Fixed Income Holdings (16.7%)
11,890,381	Thrivent Core Emerging Markets Debt Fund	117,595,864	2.3%
25,956,876	Thrivent High Yield Portfolio	126,002,461	2.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Registered Investment Companies (29.6%)	Value	% of Net Assets
Affiliated Fixed Income Holdings (16.7%) - continued
36,676,475	Thrivent Income Portfolio	$378,809,306	7.4%
23,609,813	Thrivent Limited Maturity Bond Portfolio	232,946,216	4.5%

	Total	855,353,847

Equity Funds/Exchange Traded Funds (0.3%)
42,264	SPDR S&P 500 ETF Trust	11,278,571	0.3%
	Other Securities^	3,577,922	<0.1%

	Total	14,856,493

Fixed Income Funds/Exchange Traded Funds (1.1%)
146,400	iShares iBoxx $ Investment Grade Corporate Bond ETF	17,796,384	0.3%
398,600	Vanguard Short-Term Corporate Bond ETF	31,608,980	0.6%
	Other Securities^	7,526,880	0.2%

	Total	56,932,244

	Total Registered Investment Companies (cost $1,344,248,287)	1,516,220,929

	Common Stock (23.6%)
Consumer Discretionary (2.9%)
29,216	Amazon.com, Inc.[d]	34,167,236	0.7%
661,551	Comcast Corporation	26,495,118	0.5%
170,282	Lowe’s Companies, Inc.	15,826,009	0.3%
	Other Securities^	74,245,143	1.4%

	Total	150,733,506

Consumer Staples (0.7%)
103,244	Wal-Mart Stores, Inc.	10,195,345	0.2%
	Other Securities^	24,526,919	0.5%

	Total	34,722,264

Energy (1.2%)
102,560	Chevron Corporation	12,839,486	0.3%
	Other Securities^	49,644,885	0.9%

	Total	62,484,371

Financials (4.7%)
630,189	Bank of America Corporation	18,603,179	0.4%
424,212	Citigroup, Inc.	31,565,615	0.6%
59,729	Goldman Sachs Group, Inc.	15,216,560	0.3%
	Other Securities^	174,393,925	3.4%

	Total	239,779,279

Health Care (2.7%)
158,744	Medtronic plc	12,818,578	0.3%
277,437	Pfizer, Inc.	10,048,768	0.2%
111,401	UnitedHealth Group, Inc.	$24,559,464	0.5%
	Other Securities^	91,572,554	1.7%

	Total	138,999,364

Industrials (2.9%)
68,994	Honeywell International, Inc.	10,580,920	0.2%
70,517	Norfolk Southern Corporation	10,217,913	0.2%
155,558	Southwest Airlines Company	10,181,271	0.2%
	Other Securities^	116,254,930	2.3%

	Total	147,235,034

Information Technology (6.6%)
16,999	Alphabet, Inc., Class Ad	17,906,747	0.4%
15,601	Alphabet, Inc., Class Cd	16,324,886	0.3%
153,782	Apple, Inc.	26,024,528	0.5%
701,698	Cisco Systems, Inc.	26,875,033	0.5%
129,030	Facebook, Inc.[d]	22,768,634	0.5%
130,466	MasterCard, Inc.	19,747,334	0.4%
398,744	Microsoft Corporation	34,108,562	0.7%
289,776	Oracle Corporation	13,700,609	0.3%
190,886	PayPal Holdings, Inc.[d]	14,053,027	0.3%
128,417	Salesforce.com, Inc.[d]	13,128,070	0.3%
165,330	Visa, Inc.	18,850,927	0.4%
	Other Securities^	114,426,417	2.0%

	Total	337,914,774

Materials (0.8%)
	Other Securities^	42,530,460	0.8%

	Total	42,530,460

Real Estate (0.5%)
	Other Securities^	24,401,316	0.5%

	Total	24,401,316

Telecommunications Services (0.2%)
200,429	Verizon Communications, Inc.	10,608,707	0.2%
	Other Securities^	2,015,466	<0.1%

	Total	12,624,173

Utilities (0.4%)
	Other Securities^	18,979,108	0.4%

	Total	18,979,108

	Total Common Stock (cost $908,733,902)	1,210,403,649

	Preferred Stock (<0.1%)
Energy (<0.1%)
	Other Securities^	335,673	<0.1%

	Total	335,673

	Total Preferred Stock (cost $43,842)	335,673

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Collateral Held for Securities Loaned (0.2%)	Value	% of Net Assets
11,710,725	Thrivent Cash Management Trust	$11,710,725	0.2%

	Total Collateral Held for Securities Loaned (cost $11,710,725)	11,710,725

Shares or Principal Amount	Short-Term Investments (14.9%)
	Federal Home Loan Bank Discount Notes
12,300,000	1.105%, 1/10/2018[e,f]	12,296,470	0.3%
	U.S. Treasury Bills
960,000	1.059% - 1.373%, 1/4/2018 - 3/29/2018[e,g]	957,550	<0.1%
	Thrivent Core Short-Term Reserve Fund
73,652,870	1.510%	736,528,698	14.3%
	Other Securities^	14,536,407	0.3%

	Total Short-Term Investments (cost $764,319,808)	764,319,125

	Total Investments (cost $5,280,548,315) 112.3%	$5,768,001,415
	Other Assets and Liabilities, Net (12.3%)	(629,565,705)

	Total Net Assets 100.0%	$5,138,435,710

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	At December 31, 2017, $957,550 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderately Conservative Allocation Portfolio held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $79,689,113 or 1.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$717,328
Common Stock	10,701,231

Total lending	$11,418,559
Gross amount payable upon return of collateral for securities loaned	$11,710,725

Net amounts due to counterparty	$292,166

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$511,224,393
Gross unrealized depreciation	(30,993,226)

Net unrealized appreciation (depreciation)	$480,231,167

Cost for federal income tax purposes	$5,205,127,897

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	5,896,870	—	5,072,785	824,085
Capital Goods	7,513,261	—	7,513,261	—
Communications Services	34,026,668	—	33,070,285	956,383
Consumer Cyclical	11,079,458	—	11,079,458	—
Consumer Non-Cyclical	17,295,028	—	17,295,028	—
Energy	8,819,416	—	8,819,416	—
Financials	5,026,998	—	5,026,998	—
Technology	5,562,987	—	5,562,987	—
Transportation	3,975,903	—	3,610,928	364,975
Utilities	3,727,231	—	2,559,143	1,168,088
Long-Term Fixed Income
Asset-Backed Securities	101,903,213	—	99,328,213	2,575,000
Basic Materials	34,915,608	—	34,915,608	—
Capital Goods	46,882,696	—	46,882,696	—
Collateralized Mortgage Obligations	73,227,723	—	73,227,723	—
Commercial Mortgage-Backed Securities	68,832,401	—	68,832,401	—
Communications Services	90,132,340	—	90,132,340	—
Consumer Cyclical	61,343,799	—	61,343,799	—
Consumer Non-Cyclical	92,484,754	—	92,484,754	—
Energy	86,278,167	—	86,278,167	—
Financials	242,281,033	—	242,281,033	—
Foreign Government	4,066,836	—	4,066,836	—
Mortgage-Backed Securities	625,899,126	—	625,899,126	—
Technology	58,460,511	—	58,460,511	—
Transportation	14,008,647	—	14,008,647	—
U.S. Government and Agencies	493,670,126	—	493,670,126	—
Utilities	67,700,514	—	67,700,514	—
Registered Investment Companies
Affiliated Fixed Income Holdings	737,757,983	737,757,983	—	—
Affiliated Equity Holdings	537,393,943	537,393,943	—	—
Fixed Income Funds/Exchange Traded Funds	56,932,244	56,932,244	—	—
Equity Funds/Exchange Traded Funds	14,856,493	14,856,493	—	—
Common Stock
Consumer Discretionary	150,733,506	150,733,506	—	—
Consumer Staples	34,722,264	34,722,264	—	—
Energy	62,484,371	62,484,371	—	—
Financials	239,779,279	239,779,279	—	—
Health Care	138,999,364	138,999,364	—	—
Industrials	147,235,034	147,235,034	—	—
Information Technology	337,914,774	337,914,774	—	—
Materials	42,530,460	42,530,458	—	2
Real Estate	24,401,316	24,401,316	—	—
Telecommunications Services	12,624,173	12,624,173	—	—
Utilities	18,979,108	18,979,108	—	—
Preferred Stock
Energy	335,673	—	335,673	—
Short-Term Investments	27,790,427	—	27,790,427	—

Subtotal Investments in Securities	$4,850,481,726	$2,557,344,310	$2,287,248,883	$5,888,533

Other Investments *	Total
Short-Term Investments	736,528,698
Affiliated Registered Investment Companies	169,280,266
Collateral Held for Securities Loaned	11,710,725

Subtotal Other Investments	$917,519,689

Total Investments at Value	$5,768,001,415

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	4,476,947	4,476,947	—	—

Total Asset Derivatives	$4,476,947	$4,476,947	$—	$—

Liability Derivatives
Futures Contracts	3,875,309	3,875,309	—	—

Total Liability Derivatives	$3,875,309	$3,875,309	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $26,683,119 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	487	March 2018	$56,889,197	($317,300)
CBOT U.S. Long Bond	1,246	March 2018	190,817,275	(179,275)
ICE mini MSCI EAFE Index	2,606	March 2018	263,105,802	3,422,848
ICE US mini MSCI Emerging Markets Index	199	March 2018	11,175,347	403,469

Total Futures Long Contracts				$3,329,742

CBOT 10-Yr. U.S. Treasury Note	(232)	March 2018	($28,959,384)	$180,508
CBOT 2-Yr. U.S. Treasury Note	(1,213)	March 2018	(260,184,800)	470,122
CME E-mini NASDAQ 100 Index	(840)	March 2018	(106,764,984)	(902,016)
CME E-mini Russell 2000 Index	(144)	March 2018	(10,970,634)	(92,166)
CME E-mini S&P Mid-Cap 400 Index	(489)	March 2018	(92,418,501)	(608,859)
CME S&P 500 Index	(161)	March 2018	(105,933,307)	(1,775,693)

Total Futures Short Contracts				($2,728,104)

Total Futures Contracts				$601,638

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$650,630
Total Interest Rate Contracts		650,630
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,826,317
Total Equity Contracts		3,826,317

Total Asset Derivatives		$4,476,947

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	496,575
Total Interest Rate Contracts		496,575
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,378,734
Total Equity Contracts		3,378,734

Total Liability Derivatives		$3,875,309

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	16,803,476
Total Equity Contracts		16,803,476
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	6,629,426
Total Interest Rate Contracts		6,629,426
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(2,023,895)
Total Credit Contracts		(2,023,895)

Total		$21,409,007

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,735,005
Total Interest Rate Contracts		1,735,005
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	612,896
Total Equity Contracts		612,896

Total		$2,347,901

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$302,265,132
Futures - Short	238,148,847
Interest Rate Contracts
Futures - Long	240,174,808
Futures - Short	108,085,256
Written Options	2,545,970
Credit Contracts
Credit Default Swaps - Buy Protection	1,820,819

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$78,436	$238,960	$305,685	$—	$—	11,711	$11,711	$214
Core Emerging Markets Debt	—	118,691	—	—	(1,095)	11,890	117,596	1,277
Core International Equity	—	51,067	—	—	617	5,107	51,684	67
Core Short-Term Reserve	1,012,808	640,431	916,710	—	—	73,653	736,529	10,910
High Yield Portfolio	117,247	6,681	—	—	2,075	25,957	126,002	6,681
Income	356,411	13,106	—	—	9,291	36,676	378,809	12,266
Large Cap Stock	31,286	662	—	—	5,957	2,637	37,905	445
Large Cap Value	148,493	6,581	—	—	19,623	9,209	174,697	2,181
Limited Maturity Bond	227,013	4,551	—	—	1,382	23,610	232,946	4,551
Mid Cap Stock	75,029	6,629	—	—	7,624	4,289	89,281	282
Partner Worldwide Allocation	154,141	3,690	—	—	33,067	17,319	190,898	3,690
Small Cap Stock	36,799	2,487	—	—	5,326	2,124	44,612	139
Total Value and Income Earned	$2,237,663			$—	$83,867		$2,192,670	$42,703

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	U.S. Government Agency Debt (82.0%)[a]	Value
	Federal Agricultural Mortgage Corporation
$1,720,000	1.170%, 2/28/2018	$1,716,758
1,500,000	1.430% (LIBOR 1M + -10.500%), 6/22/2018[b]	1,500,000
1,830,000	1.410% (FEDL 1M + -1.000%), 7/3/2018[b]	1,830,000
	Federal Farm Credit Bank
400,000	1.118%, 1/18/2018	399,789
630,000	1.341% (LIBOR 3M + -3.000%), 1/26/2018[b]	630,039
750,000	1.419% (LIBOR 1M + 4.000%), 2/5/2018[b]	750,172
200,000	1.155%, 2/8/2018	199,756
2,960,000	1.520% (FEDL 1M + 10.000%), 3/14/2018[b]	2,959,939
1,480,000	1.500% (USBMMY 3M + 5.000%), 12/5/2018[b]	1,479,931
1,820,000	1.530% (USBMMY 3M + 8.000%), 3/25/2019[b]	1,819,890
1,810,000	1.430% (FEDL 1M + 1.000%), 4/24/2019[b]	1,809,765
915,000	1.550% (USBMMY 3M + 10.000%), 7/3/2019[b]	914,931
4,475,000	1.354% (LIBOR 1M + -9.000%), 7/12/2019[b]	4,473,642
	Federal Home Loan Bank
1,350,000	1.101%, 1/2/2018	1,349,959
3,155,000	1.137%, 1/3/2018	3,154,801
1,025,000	1.130%, 1/4/2018	1,024,903
2,139,000	1.081%, 1/5/2018	2,138,743
730,000	1.314% (LIBOR 3M + -3.500%), 1/8/2018[b]	730,019
430,000	1.095%, 1/9/2018	429,895
3,460,000	1.090%, 1/10/2018	3,459,058
800,000	1.085%, 1/11/2018	799,759
2,520,000	1.134%, 1/12/2018	2,519,126
600,000	1.120%, 1/16/2018	599,720
1,500,000	1.096%, 1/17/2018	1,499,269
840,000	1.096%, 1/19/2018	839,540
1,700,000	1.130%, 1/23/2018	1,698,826
1,995,000	1.147%, 1/26/2018	1,993,411
300,000	1.100%, 2/1/2018	299,716
1,950,000	1.245%, 2/2/2018	1,947,843
820,000	1.215%, 2/7/2018	818,976
155,000	1.310%, 2/8/2018	154,786
2,820,000	1.259%, 2/9/2018	2,816,155
2,160,000	1.303%, 2/12/2018	2,156,716
2,590,000	1.269%, 2/14/2018	2,585,983
2,110,000	1.285%, 2/16/2018	2,106,536
540,000	1.290%, 2/20/2018	539,032
903,000	1.275%, 2/23/2018	901,305
300,000	1.290%, 2/26/2018	299,398
4,255,000	1.254%, 2/27/2018	4,246,549
3,860,000	1.318%, 2/28/2018	3,851,800
1,580,000	1.320%, 3/9/2018	1,576,118
770,000	1.330%, 3/22/2018	767,724
830,000	1.380%, 3/28/2018	827,264
3,000,000	1.372% (LIBOR 1M + -10.000%), 12/14/2018[b]	3,000,000
1,830,000	1.411% (LIBOR 1M + -10.000%), 12/21/2018[b]	1,830,000
	Federal Home Loan Mortgage Corporation
1,500,000	1.130% (LIBOR 3M + -28.000%), 8/10/2018[b]	1,500,000
	Federal National Mortgage Association
1,630,000	1.326% (LIBOR 3M + -3.000%), 1/11/2018[b]	1,630,000
1,500,000	0.875%, 2/8/2018	1,499,582
1,442,000	1.330%, 3/21/2018	1,437,791
	Overseas Private Investment Corporation
1,760,000	1.490% (T-BILL 3M + 7.000%), 1/5/2018[b]	1,760,000
1,800,000	1.490% (T-BILL 3M FLAT), 1/5/2018[b]	1,800,000
2,000,000	1.490% (T-BILL 3M FLAT), 1/5/2018[b]	2,000,000
554,220	1.490% (T-BILL 3M FLAT), 1/5/2018[b]	554,220
1,430,000	1.490% (T-BILL 3M FLAT), 1/5/2018[b]	1,430,000
2,700,000	1.490% (T-BILL 3M FLAT), 1/5/2018[b]	2,700,000
2,700,000	1.490% (T-BILL 3M FLAT), 1/5/2018[b]	2,700,000
1,890,000	1.510% (T-BILL 3M FLAT), 1/5/2018[b]	1,890,000
3,371,340	1.530% (T-BILL 3M FLAT), 1/5/2018[b]	3,371,340
355,622	1.530% (T-BILL 3M FLAT), 1/5/2018[b]	355,622
1,756,604	1.530% (T-BILL 3M FLAT), 1/5/2018[b]	1,756,604
1,575,000	1.530% (T-BILL 3M FLAT), 1/5/2018[b]	1,575,000
2,634,906	1.530% (T-BILL 3M FLAT), 1/5/2018[b]	2,634,906
1,270,000	1.550% (T-BILL 3M FLAT), 1/5/2018[b]	1,270,000
835,000	1.550% (T-BILL 3M FLAT), 1/5/2018[b]	835,000
1,973,684	1.550% (T-BILL 3M FLAT), 1/5/2018[b]	1,973,684
1,746,213	1.550% (T-BILL 3M FLAT), 1/5/2018[b]	1,746,213
3,700,000	1.550% (T-BILL 3M FLAT), 1/5/2018[b]	3,700,000
1,860,000	1.550% (T-BILL 3M FLAT), 1/5/2018[b]	1,860,000
1,710,526	1.550% (T-BILL 3M FLAT), 1/5/2018[b]	1,710,526
3,600,000	1.280%, 1/7/2018	3,622,284
1,830,000	1.300%, 1/12/2018	1,841,179
1,450,000	1.500%, 3/17/2018	1,467,228
1,480,000	1.700%, 11/13/2018	1,483,342
2,490,000	1.770%, 11/20/2018	2,495,015

	Total	128,047,078

	U.S. Treasury Debt (19.8%)[a]
	U.S. Treasury Bills
1,490,000	1.060%, 1/11/2018	1,489,561
1,660,000	1.235%, 2/8/2018	1,657,836
1,425,000	1.282%, 3/8/2018	1,421,652
2,950,000	1.420%, 3/29/2018	2,939,879
3,100,000	1.426%, 4/5/2018	3,088,830
	U.S. Treasury Bonds
1,710,000	3.500%, 2/15/2018	1,714,867

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	U.S. Treasury Debt (19.8%)[a]	Value
	U.S. Treasury Notes
$2,380,000	1.722% (USBMMY 3M + 27.200%), 1/31/2018[b]	$2,380,258
1,680,000	2.625%, 1/31/2018	1,681,948
1,660,000	1.000%, 2/15/2018	1,659,494
1,710,000	2.750%, 2/28/2018	1,714,277
4,360,000	1.640% (USBMMY 3M + 19.000%), 4/30/2018[b]	4,361,095
4,950,000	1.624% (USBMMY 3M + 17.400%), 7/31/2018[b]	4,950,342
1,860,000	1.590% (USBMMY 3M + 14.000%), 1/31/2019[b]	1,860,386

	Total	30,920,425

	Total Investments (at amortized cost) 101.8%	$158,967,503

	Other Assets and Liabilities, Net (1.8)%	(2,871,073)

	Total Net Assets 100.0%	$156,096,430

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.

Reference Rate Index:

FEDL 1M	-	Federal Funds 1 Month Rate
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
T-BILL 3M	-	U. S. Treasury Bill Rate 3 Month
USBMMY 3M	-	U. S. Treasury Bill Rate 3 Month Money Market Yield

Cost for federal income tax purposes	$158,967,503

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	128,047,078	—	128,047,078	—
U.S. Treasury Debt	30,920,425	—	30,920,425	—

Total	$158,967,503	$—	$158,967,503	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (14.9%)	Value	% of Net Assets

Basic Materials (1.2%)
	Contura Energy, Inc., Term Loan
$119,084	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[a,b]	$117,298	0.6%
	Other Securities^	125,362	0.6%

	Total	242,660

Capital Goods (1.1%)
	Other Securities^	226,361	1.1%

	Total	226,361

Communications Services (4.7%)
	Altice Financing SA, Term Loan
89,550	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[a,b]	87,599	0.4%
	Altice US Finance I Corporation, Term Loan
119,400	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[a,b]	118,828	0.6%
	CBS Radio, Inc., Term Loan
120,000	4.172%, (LIBOR 3M + 2.750%), 10/17/2023[a,b]	120,550	0.6%
	CSC Holdings, LLC, Term Loan
124,375	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[a,b]	123,792	0.6%
	Other Securities^	485,969	2.5%

	Total	936,738

Consumer Cyclical (2.0%)
	Amaya Holdings BV, Term Loan
119,084	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[a,b]	119,680	0.6%
	Other Securities^	284,131	1.4%

	Total	403,811

Consumer Non-Cyclical (2.3%)
	Albertson’s, LLC, Term Loan
59,700	4.675%, (LIBOR 3M + 3.000%), 12/21/2022[a,b]	58,438	0.3%
14,962	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[a,b]	14,651	0.1%
	Other Securities^	391,575	1.9%

	Total	464,664

Financials (1.4%)
	Other Securities^	274,268	1.4%

	Total	274,268

Technology (0.7%)
	Micron Technology, Inc., Term Loan
24,937	3.390%, (LIBOR 3M + 2.000%), 4/26/2022[a,b]	25,147	0.1%
	Other Securities^	114,763	0.6%

	Total	139,910

Transportation (1.0%)
	XPO Logistics, Inc., Term Loan
120,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[a,b]	120,636	0.6%
	Other Securities^	75,138	0.4%

	Total	195,774

Utilities (0.5%)
	Other Securities^	94,857	0.5%

	Total	94,857

	Total Bank Loans (cost $2,998,333)	2,979,043

	Long-Term Fixed Income (56.4%)
Basic Materials (2.9%)
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[c]	132,188	0.6%
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	127,500	0.6%
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[c]	134,687	0.7%
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[c]	134,212	0.7%
	Other Securities^	56,065	0.3%

	Total	584,652

Capital Goods (2.5%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[c]	131,563	0.7%
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025[c]	130,625	0.6%
	Textron Financial Corporation
150,000	3.151%, (LIBOR 3M + 1.735%), 2/15/2042[b,c]	132,375	0.7%
	Other Securities^	100,557	0.5%

	Total	495,120

Collateralized Mortgage Obligations (5.9%)
	CHL Mortgage Pass-Through Trust
100,415	3.282%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	91,209	0.5%
	Countrywide Alternative Loan Trust
234,276	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	220,216	1.1%
67,284	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	49,704	0.3%
	J.P. Morgan Mortgage Trust
189,665	3.494%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	178,977	0.9%
	Wells Fargo Mortgage Backed Securities Trust
149,736	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	145,536	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.4%)	Value	% of Net Assets
Collateralized Mortgage Obligations (5.9%) - continued
	Other Securities^	$492,162	2.4%

	Total	1,177,804

Communications Services (4.1%)
	DISH Network Corporation, Convertible
$111,000	3.375%, 8/15/2026	120,782	0.6%
	Sprint Corporation
125,000	7.625%, 2/15/2025	130,937	0.7%
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	127,812	0.6%
	Zayo Group, LLC
125,000	6.375%, 5/15/2025	132,187	0.7%
	Other Securities^	307,840	1.5%

	Total	819,558

Consumer Cyclical (2.6%)
	Delphi Jersey Holdings plc
125,000	5.000%, 10/1/2025[c]	126,562	0.6%
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[c]	128,125	0.7%
	Scientific Games International, Inc.
125,000	7.000%, 1/1/2022[c]	131,719	0.7%
	Wabash National Corporation
125,000	5.500%, 10/1/2025[c]	125,938	0.6%
	Other Securities^	12,943	<0.1%

	Total	525,287

Consumer Non-Cyclical (4.0%)
	Albertsons Companies, LLC
125,000	6.625%, 6/15/2024	119,375	0.6%
	Anthem, Inc., Convertible
47,000	2.750%, 10/15/2042	144,554	0.7%
	JBS USA, LLC
125,000	5.875%, 7/15/2024[c]	120,781	0.6%
	Mattel, Inc.
125,000	6.750%, 12/31/2025[c]	126,681	0.7%
	Other Securities^	287,439	1.4%

	Total	798,830

Energy (3.4%)
	Cheniere Energy Partners, LP
125,000	5.250%, 10/1/2025[c]	127,188	0.7%
	Continental Resources, Inc.
125,000	3.800%, 6/1/2024	123,594	0.6%
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[c]	127,188	0.6%
	Petroleos Mexicanos
5,000	6.000%, 3/5/2020	5,305	<0.1%
	Other Securities^	289,801	1.5%

	Total	673,076

Financials (11.5%)
	Bank of America Corporation
25,000	4.000%, 1/22/2025	26,003	0.1%
3,000	2.369%, 7/21/2021[b]	2,995	<0.1%
	Credit Agricole SA
100,000	8.125%, 12/23/2025[b,c,d]	119,921	0.6%
	J.P. Morgan Chase & Company
100,000	4.625%, 11/1/2022[b,d]	97,750	0.5%
4,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	4,023	<0.1%
	J.P. Morgan Chase Capital XXIII
100,000	2.416%, (LIBOR 3M + 1.000%), 5/15/2047[b]	89,250	0.5%
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,c,d]	117,000	0.6%
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[c]	129,376	0.7%
	Royal Bank of Scotland Group plc
104,000	8.625%, 8/15/2021[b,d]	117,130	0.6%
100,000	7.500%, 8/10/2020[b,d]	105,750	0.5%
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,c,d]	116,250	0.6%
	Other Securities^	1,372,523	6.8%

	Total	2,297,971

Foreign Government (5.9%)
	Argentina Government International Bond
189,836	2.500% - 8.280%, 4/22/2026 - 12/31/2038[e]	185,151	1.0%
	Mexico Government International Bond
138,000	4.750%, 3/8/2044	139,518	0.7%
60,000	4.150%, 3/28/2027	62,220	0.3%
	Turkey Government International Bond
204,000	4.875% - 7.000%, 6/5/2020 - 5/30/2040	213,231	1.1%
	Other Securities^	570,491	2.8%

	Total	1,170,611

Mortgage-Backed Securities (9.3%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
575,000	3.500%, 1/1/2048[f]	590,697	2.9%
1,220,000	4.000%, 1/1/2048[f]	1,276,486	6.4%

	Total	1,867,183

Technology (3.5%)
	Alliance Data Systems Corporation
125,000	5.375%, 8/1/2022[c]	125,938	0.6%
	Harland Clarke Holdings Corporation
125,000	8.375%, 8/15/2022[c]	129,806	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.4%)	Value	% of Net Assets
Technology (3.5%) - continued
	Micron Technology, Inc., Convertible
$45,000	2.125%, 2/15/2033	$168,834	0.9%
	Other Securities^	269,521	1.3%

	Total	694,099

Utilities (0.8%)
	NRG Energy, Inc.
125,000	7.250%, 5/15/2026	136,093	0.7%
	Other Securities^	33,094	0.1%

	Total	169,187

	Total Long-Term Fixed Income (cost $11,123,100)	11,273,378

Shares	Registered Investment Companies (19.9%)
Affiliated Fixed Income Holdings (4.3%)
87,560	Thrivent Core Emerging Markets Debt Fund	865,968	4.3%

	Total	865,968

Equity Funds/Exchange Traded Funds (4.2%)
11,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	144,529	0.7%
14,861	BlackRock Enhanced Equity Dividend Trust	137,167	0.7%
12,089	BlackRock Resources & Commodities Strategy Trust	118,110	0.6%
	Other Securities^	438,270	2.2%

	Total	838,076

Fixed Income Funds/Exchange Traded Funds (11.4%)
8,350	iShares 0-5 Year High Yield Corporate Bond ETF	393,535	2.0%
4,500	Pimco Dynamic Credit And Mortgage Income Fund	100,980	0.5%
7,700	Powershares ETF	197,582	1.0%
3,000	Vanguard Short-Term Corporate Bond ETF	237,900	1.2%
	Other Securities^	1,346,592	6.7%

	Total	2,276,589

	Total Registered Investment Companies (cost $3,974,136)	3,980,633

	Common Stock (4.1%)
Consumer Discretionary (0.3%)
	Other Securities^	65,411	0.3%

	Total	65,411

Energy (2.6%)
	Other Securities^	514,349	2.6%

	Total	514,349

Financials (0.3%)
521	Bank of America Corporation	15,380	0.1%
	Other Securities^	48,951	0.2%

	Total	64,331

Health Care (0.1%)
	Other Securities^	9,855	0.1%

	Total	9,855

Information Technology (0.4%)
	Other Securities^	75,106	0.4%

	Total	75,106

Real Estate (0.4%)
	Other Securities^	80,873	0.4%

	Total	80,873

	Total Common Stock (cost $758,513)	809,925

	Preferred Stock (2.8%)
Consumer Staples (0.9%)
1,191	Bunge, Ltd., Convertible, 4.875%[d]	123,912	0.6%
	Other Securities^	52,940	0.3%

	Total	176,852

Energy (0.3%)
	Other Securities^	61,250	0.3%

	Total	61,250

Financials (1.5%)
2,000	Countrywide Capital V, 7.000%	52,840	0.3%
1,594	Federal National Mortgage Association, 0.000%[d,g]	14,027	0.1%
	Other Securities^	228,600	1.1%

	Total	295,467

Health Care (0.1%)
	Other Securities^	16,328	0.1%

	Total	16,328

Industrials (<0.1%)
	Other Securities^	2,455	<0.1%

	Total	2,455

	Total Preferred Stock (cost $554,115)	552,352

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (11.0%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
209,343	1.510%	$2,093,426	10.5%
	Other Securities^	99,835	0.5%

	Total Short-Term Investments (cost $2,193,260)	2,193,261

	Total Investments (cost $21,601,457) 109.1%	$21,788,592

	Other Assets and Liabilities, Net (9.1%)	(1,814,273)

	Total Net Assets 100.0%	$19,974,319

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $4,114,809 or 20.6% of total net assets.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Non-income producing security.

Definitions:

ETF	-	Exchange Traded Fund
Ser.	-	Series

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$377,257
Gross unrealized depreciation	(185,915)

Net unrealized appreciation (depreciation)	$191,342
Cost for federal income tax purposes	$20,874,039

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Multidimensional Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	242,660	—	242,660	—
Capital Goods	226,361	—	226,361	—
Communications Services	936,738	—	936,738	—
Consumer Cyclical	403,811	—	403,811	—
Consumer Non-Cyclical	464,664	—	464,664	—
Financials	274,268	—	274,268	—
Technology	139,910	—	139,910	—
Transportation	195,774	—	195,774	—
Utilities	94,857	—	94,857	—
Long-Term Fixed Income
Basic Materials	584,652	—	584,652	—
Capital Goods	495,120	—	495,120	—
Collateralized Mortgage Obligations	1,177,804	—	1,177,804	—
Communications Services	819,558	—	819,558	—
Consumer Cyclical	525,287	—	525,287	—
Consumer Non-Cyclical	798,830	—	798,830	—
Energy	673,076	—	673,076	—
Financials	2,297,971	—	2,297,971	—
Foreign Government	1,170,611	—	1,170,611	—
Mortgage-Backed Securities	1,867,183	—	1,867,183	—
Technology	694,099	—	694,099	—
Utilities	169,187	—	169,187	—
Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	2,276,589	2,276,589	—	—
Equity Funds/Exchange Traded Funds	838,076	838,076	—	—
Common Stock
Consumer Discretionary	65,411	65,411	—	—
Energy	514,349	514,349	—	—
Financials	64,331	64,331	—	—
Health Care	9,855	9,855	—	—
Information Technology	75,106	75,106	—	—
Real Estate	80,873	80,873	—	—
Preferred Stock
Consumer Staples	176,852	176,852	—	—
Energy	61,250	61,250	—	—
Financials	295,467	295,467	—	—
Health Care	16,328	16,328	—	—
Industrials	2,455	2,455	—	—
Short-Term Investments	99,835	—	99,835	—

Subtotal Investments in Securities	$18,829,198	$4,476,942	$14,352,256	$—

Other Investments *	Total
Affiliated Registered Investment Companies	865,968
Short-Term Investments	2,093,426

Subtotal Other Investments	$2,959,394

Total Investments at Value	$21,788,592

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	6,224	6,224	—	—

Total Asset Derivatives	$6,224	$6,224	$—	$—

Liability Derivatives
Futures Contracts	795	795	—	—

Total Liability Derivatives	$795	$795	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Multidimensional Income Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $99,835 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	1	March 2018	$116,816	($651)
CBOT U.S. Long Bond	1	March 2018	153,144	(144)
Total Futures Long Contracts			$269,959	($795)
CBOT 10-Yr. U.S. Treasury Note	(8)	March 2018	($998,600)	$6,224
Total Futures Short Contracts			($998,600)	$6,224
Total Futures Contracts			($728,640)	$5,429

Reference Description:
CBOT - Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Multidimensional Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$6,224
Total Interest Rate Contracts		6,224

Total Asset Derivatives		$6,224

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	795
Total Interest Rate Contracts		795

Total Liability Derivatives		$795

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Multidimensional Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	322
Total Interest Rate Contracts		322

Total		$322

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Multidimensional Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	5,429
Total Interest Rate Contracts		5,429

Total		$5,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Multidimensional Income Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$149,770
Futures - Short	245,966

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by Thrivent entities. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending for the Portfolio. Thrivent Cash Management Trust is established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Multidimensional Income Portfolio, is as follows:

Portfolio	Value 4/28/2017 (Inception)	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 4/28/2017 - 12/31/2017
Core Emerging Markets Debt	$—	$865	$—	$—	$1	88	$866	$3
Core Short-Term Reserve	—	29,268	27,175	—	—	209	2,093	37
Total Value and Income Earned	$—			$—	$1		$2,959	$40

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (30.2%)	Value	% of Net Assets
Basic Materials (2.4%)
	Ineos Finance, LLC, Term Loan
$1,090,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	$1,090,000	0.6%
	Other Securities^	3,167,137	1.8%

	Total	4,257,137

Capital Goods (2.2%)
	Advanced Disposal Services, Inc., Term Loan
613,424	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[a,b]	614,523	0.3%
	Berry Plastics Corporation, Term Loan
656,692	3.682%, (LIBOR 1M + 2.250%), 1/19/2024[a,b]	659,154	0.4%
	Cortes NP Intermediate Holding II Corporation, Term Loan
883,352	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[a,b]	881,877	0.5%
	Navistar, Inc., Term Loan
640,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[a,b]	641,798	0.4%
	Sterigenics-Nordion Holdings, LLC, Term Loan
734,450	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[a,b]	733,840	0.4%
	Other Securities^	347,068	0.2%

	Total	3,878,260

Communications Services (9.7%)
	CenturyLink, Inc., Term Loan
705,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	679,225	0.4%
	Charter Communications Operating, LLC, Term Loan
620,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[a,b,c,d]	620,223	0.4%
	Coral-US Co-Borrower, LLC, Term Loan
1,440,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[a,b]	1,440,677	0.8%
	Frontier Communications Corporation, Term Loan
626,850	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[a,b]	600,209	0.3%
	Level 3 Financing, Inc., Term Loan
1,025,000	3.696%, (LIBOR 3M + 2.250%), 2/22/2024[a,b]	1,025,000	0.6%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
725,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[a,b]	701,437	0.4%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,058,453	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[a,b]	1,054,929	0.6%
	NEP/NCP Holdco, Inc., Term Loan
754,256	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[a,b]	755,199	0.4%
	SBA Senior Finance II, LLC, Term Loan
723,750	3.820%, (LIBOR 1M + 2.250%), 3/24/2021[a,b]	725,357	0.4%
	Sinclair Television Group, Inc., Term Loan
1,080,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[a,b,c,d]	1,077,980	0.6%
	Sprint Communications, Inc., Term Loan
1,057,013	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[a,b]	1,056,220	0.6%
	Unitymedia Finance, LLC, Term Loan
600,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[a,b,c,d]	598,332	0.3%
	Virgin Media Bristol, LLC, Term Loan
785,000	3.977%, (LIBOR 1M + 2.500%), 1/31/2026[a,b]	784,513	0.4%
	Other Securities^	6,084,598	3.5%

	Total	17,203,899

Consumer Cyclical (3.3%)
	Amaya Holdings BV, Term Loan
617,840	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[a,b]	620,929	0.3%
	Four Seasons Hotels, Ltd., Term Loan
595,489	4.069%, (LIBOR 1M + 2.500%), 11/30/2023[a,b]	598,561	0.3%
	Golden Entertainment, Inc., Term Loan
855,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[a,b]	855,710	0.5%
	Golden Nugget, Inc., Term Loan
691,496	4.770%, (LIBOR 1M + 3.250%), 10/4/2023[a,b]	696,254	0.4%
	Mohegan Tribal Gaming Authority, Term Loan
549,772	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[a,b]	553,984	0.3%
	Scientific Games International, Inc., Term Loan
1,376,550	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[a,b]	1,386,874	0.8%
	Other Securities^	1,133,989	0.7%

	Total	5,846,301

Consumer Non-Cyclical (4.7%)
	Air Medical Group Holdings, Inc., Term Loan
1,267,852	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[a,b]	1,266,901	0.7%
	Albertson’s, LLC, Term Loan
607,785	4.462%, (LIBOR 3M + 3.000%), 6/22/2023[a,b]	594,614	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (30.2%)	Value	% of Net Assets
Consumer Non-Cyclical (4.7%) - continued
	Burlington Coat Factory Warehouse Corporation, Term Loan
$ 608,475	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[a,b]	$608,858	0.3%
	JBS USA LUX SA, Term Loan
1,032,200	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[a,b]	1,013,362	0.6%
	Valeant Pharmaceuticals International, Inc., Term Loan
981,374	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[a,b,c,d]	994,643	0.6%
	Other Securities^	3,813,703	2.2%

	Total	8,292,081

Energy (1.7%)
	Houston Fuel Oil Terminal, LLC, Term Loan
657,517	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[a,b]	663,270	0.4%
	Radiate Holdco, LLC, Term Loan
1,305,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[a,b,c,d]	1,294,051	0.7%
	Other Securities^	1,125,932	0.6%

	Total	3,083,253

Financials (1.9%)
	ASP AMC Merger Sub, Inc., Term Loan
850,675	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[a,b]	848,812	0.5%
	Avolon TLB Borrower 1 US, LLC, Term Loan
731,325	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[a,b]	725,453	0.4%
	Other Securities^	1,697,839	1.0%

	Total	3,272,104

Technology (2.6%)
	First Data Corporation, Term Loan
1,320,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[a,b]	1,320,238	0.7%
	Harland Clarke Holdings Corporation, Term Loan
803,965	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[a,b]	806,643	0.5%
	Rackspace Hosting, Inc., Term Loan
726,699	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[a,b]	725,893	0.4%
	Western Digital Corporation, Term Loan
987,525	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[a,b]	990,734	0.6%
	Other Securities^	744,240	0.4%

	Total	4,587,748

Transportation (0.9%)
	Arctic LNG Carriers, Ltd., Term Loan
960,175	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[a,b]	966,781	0.5%
	Other Securities^	613,103	0.4%

	Total	1,579,884

Utilities (0.8%)
	Other Securities^	1,449,662	0.8%

	Total	1,449,662

	Total Bank Loans (cost $53,661,266)	53,450,329

	Long-Term Fixed Income (53.4%)
Asset-Backed Securities (4.2%)
	Other Securities^	7,601,263	4.2%

	Total	7,601,263

Basic Materials (1.4%)
	Other Securities^	2,505,734	1.4%

	Total	2,505,734

Capital Goods (1.5%)
	Other Securities^	2,558,435	1.5%

	Total	2,558,435

Collateralized Mortgage Obligations (6.9%)
	CHL Mortgage Pass-Through Trust
334,718	3.282%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	304,031	0.2%
	Countrywide Alternative Loan Trust
893,803	5.500% - 5.750%, 5/25/2035 - 5/25/2036, Ser. 2005-46CB, Class A8	753,000	0.5%
187,491	2.063%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	179,070	0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
214,541	3.448%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	187,874	0.1%
	Other Securities^	10,684,708	6.0%

	Total	12,108,683

Communications Services (2.3%)
	Other Securities^	4,146,175	2.3%

	Total	4,146,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value	% of Net Assets
Consumer Cyclical (2.9%)
	Other Securities^	$5,109,386	2.9%

	Total	5,109,386

Consumer Non-Cyclical (2.2%)
	Other Securities^	3,901,252	2.2%

	Total	3,901,252

Energy (2.6%)
	Other Securities^	4,516,581	2.6%

	Total	4,516,581

Financials (5.3%)
	Bank of America Corporation
85,000	3.419%, 12/20/2028[b,e]	84,992	0.1%
84,000	2.328%, 10/1/2021[b]	83,757	0.1%
65,000	3.004%, 12/20/2023[b,e]	65,158	<0.1%
37,000	2.369%, 7/21/2021[b]	36,933	<0.1%
	Other Securities^	9,122,659	5.1%

	Total	9,393,499

Foreign Government (8.0%)
	Argentina Government International Bond
554,000	7.500%, 4/22/2026	626,657	0.4%
499,455	8.280%, 12/31/2033	588,857	0.3%
996,039	2.500% - 7.625%, 1/26/2027 - 4/22/2046[f]	945,198	0.5%
	Indonesia Government International Bond
1,817,000	3.375% - 8.500%, 5/5/2021 - 1/15/2044[e]	2,105,671	1.2%
	Turkey Government International Bond
2,587,000	4.250% - 7.000%, 6/5/2020 - 2/17/2045	2,699,991	1.5%
	Other Securities^	7,246,025	4.1%

	Total	14,212,399

Mortgage-Backed Securities (12.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,225,000	3.000%, 1/1/2033[d]	1,247,785	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,175,000	4.000%, 1/1/2048[d]	2,275,268	1.3%
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
165,920	6.000%, 8/1/2024	185,386	0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,050,000	3.000%, 1/1/2048[d]	4,050,810	2.3%
9,050,000	3.500%, 1/1/2048[d]	9,297,065	5.3%
4,475,000	4.000%, 1/1/2048[d]	4,682,192	2.6%
1,075,000	4.500%, 1/1/2048[d]	1,143,692	0.6%
	Other Securities^	24,082	<0.1%

	Total	22,906,280

Technology (1.5%)
	Other Securities^	2,699,764	1.5%

	Total	2,699,764

Transportation (0.4%)
	Other Securities^	682,277	0.4%

	Total	682,277

Utilities (1.3%)
	Other Securities^	2,226,875	1.3%

	Total	2,226,875

	Total Long-Term Fixed Income (cost $92,995,433)	94,568,603

Shares	Registered Investment Companies (10.2%)
Affiliated Fixed Income Holdings (6.7%)
1,199,100	Thrivent Core Emerging Markets Debt Fund	11,859,104	6.7%

	Total	11,859,104

Equity Funds/Exchange Traded Funds (<0.1%)
	Other Securities^	229,211	0.1%

	Total	229,211

Fixed Income Funds/Exchange Traded Funds (3.4%)
52,500	PowerShares Senior Loan Portfolio	1,209,600	0.7%
27,060	SPDR Bloomberg Barclays High Yield Bond ETF	993,643	0.6%
35,205	Vanguard Short-Term Corporate Bond ETF	2,791,756	1.6%
	Other Securities^	951,756	0.5%

	Total	5,946,755

	Total Registered Investment Companies (cost $18,237,885)	18,035,070

	Preferred Stock (1.2%)
Consumer Staples (<0.1%)
	Other Securities^	62,381	<0.1%

	Total	62,381

Energy (0.2%)
	Other Securities^	308,608	0.2%

	Total	308,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (1.2%)	Value	% of Net Assets
Financials (1.0%)
5,180	Countrywide Capital V, 7.000%	$136,856	0.1%
	Other Securities^	1,586,567	0.9%

	Total	1,723,423

	Total Preferred Stock (cost $1,937,325)	2,094,412

	Common Stock (0.4%)
Energy (0.1%)
	Other Securities^	207,949	0.1%

	Total	207,949

Financials (0.2%)
	Other Securities^	329,943	0.2%

	Total	329,943

Materials (0.1%)
	Other Securities^	137,626	0.1%

	Total	137,626

	Total Common Stock (cost $612,507)	675,518

	Collateral Held for Securities Loaned (0.1%)
110,000	Thrivent Cash Management Trust	110,000	0.1%

	Total Collateral Held for Securities Loaned (cost $110,000)	110,000

Shares or Principal Amount	Short-Term Investments (19.4%)
	Thrivent Core Short-Term Reserve Fund
3,397,418	1.510%	33,974,179	19.2%
	Other Securities^	299,684	0.2%

	Total Short-Term Investments (cost $34,273,867)	34,273,863

	Total Investments (cost $201,828,283) 114.9%	$203,207,795

	Other Assets and Liabilities, Net (14.9%)	(26,387,497)

	Total Net Assets 100.0%	$176,820,298

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $19,227,207 or 10.9% of total net assets.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.

Opportunity Income Plus Portfolio held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $6,134,585 or 3.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$106,750

Total lending	$106,750
Gross amount payable upon return of collateral for securities loaned	$110,000

Net amounts due to counterparty	$3,250

Definitions:

ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,581,216
Gross unrealized depreciation	(1,214,629)

Net unrealized appreciation (depreciation)	$1,366,587

Cost for federal income tax purposes	$187,905,879

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Opportunity Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,257,137	—	3,915,443	341,694
Capital Goods	3,878,260	—	3,878,260	—
Communications Services	17,203,899	—	16,921,949	281,950
Consumer Cyclical	5,846,301	—	5,846,301	—
Consumer Non-Cyclical	8,292,081	—	8,292,081	—
Energy	3,083,253	—	3,083,253	—
Financials	3,272,104	—	3,272,104	—
Technology	4,587,748	—	4,587,748	—
Transportation	1,579,884	—	1,419,166	160,718
Utilities	1,449,662	—	941,487	508,175
Long-Term Fixed Income
Asset-Backed Securities	7,601,263	—	7,601,263	—
Basic Materials	2,505,734	—	2,505,734	—
Capital Goods	2,558,435	—	2,558,435	—
Collateralized Mortgage Obligations	12,108,683	—	12,108,683	—
Communications Services	4,146,175	—	4,146,175	—
Consumer Cyclical	5,109,386	—	5,109,386	—
Consumer Non-Cyclical	3,901,252	—	3,901,252	—
Energy	4,516,581	—	4,516,581	—
Financials	9,393,499	—	9,393,499	—
Foreign Government	14,212,399	—	14,212,399	—
Mortgage-Backed Securities	22,906,280	—	22,906,280	—
Technology	2,699,764	—	2,699,764	—
Transportation	682,277	—	682,277	—
Utilities	2,226,875	—	2,226,875	—
Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	5,946,755	5,946,755	—	—
Equity Funds/Exchange Traded Funds	229,211	229,211	—	—
Preferred Stock
Consumer Staples	62,381	62,381	—	—
Energy	308,608	232,500	76,108	—
Financials	1,723,423	1,362,237	361,186	—
Common Stock
Energy	207,949	207,949	—	—
Financials	329,943	329,943	—	—
Materials	137,626	137,626	—	—
Short-Term Investments	299,684	—	299,684	—

Subtotal Investments in Securities	$157,264,512	$8,508,602	$147,463,373	$1,292,537

Other Investments *	Total
Short-Term Investments	33,974,179
Affiliated Registered Investment Companies	11,859,104
Collateral Held for Securities Loaned	110,000

Subtotal Other Investments	$45,943,283

Total Investments at Value	$203,207,795

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	36,133	36,133	—	—

Total Asset Derivatives	$36,133	$36,133	$—	$—

Liability Derivatives
Futures Contracts	94,748	94,748	—	—

Total Liability Derivatives	$94,748	$94,748	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Opportunity Income Plus Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $299,684 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	10	March 2018	$1,168,156	($6,515)
CME Ultra Long Term U.S. Treasury Bond	10	March 2018	1,670,189	6,373

Total Futures Long Contracts				($142)

CBOT 10-Yr. U.S. Treasury Note	(17)	March 2018	($2,122,024)	$13,227
CBOT 2-Yr. U.S. Treasury Note	(41)	March 2018	(8,794,375)	15,890
CME S&P 500 Index	(8)	March 2018	(5,263,767)	(88,233)
Ultra 10-Yr. U.S. Treasury Note	(4)	March 2018	(534,893)	643

Total Futures Short Contracts				($58,473)

Total Futures Contracts				($58,615)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$36,133
Total Interest Rate Contracts		36,133

Total Asset Derivatives		$36,133

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,515
Total Interest Rate Contracts		6,515
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	88,233
Total Equity Contracts		88,233

Total Liability Derivatives		$94,748

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	2,437
Options Purchased	Net realized gains/(losses) on Investments	(14,219)
Futures	Net realized gains/(losses) on Futures contracts	(772,365)
Total Equity Contracts		(784,147)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	31,641
Futures	Net realized gains/(losses) on Futures contracts	101,900
Total Interest Rate Contracts		133,541

Total		($650,606)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	26,083
Total Interest Rate Contracts		26,083
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(116,800)
Total Equity Contracts		(116,800)

Total		($90,717)

The following table presents Opportunity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Short	$4,919,836
Purchased Options	739,864
Written Options	739,864
Interest Rate Contracts
Futures - Long	3,193,485
Futures - Short	7,972,849
Written Options	2,090,754

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by affiliated portfolios. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending for the Portfolio. Thrivent Cash Management Trust is established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Opportunity Income Plus Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$—	$549	$439	$—	$—	110	$110	$—
Core Emerging Markets Debt	—	11,853	—	—	6	1,199	11,859	49
Core Short-Term Reserve	26,649	127,446	120,121	—	—	3,397	33,974	358
Total Value and Income Earned	$26,649			$—	$6		$45,943	$407

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (99.1%)	Value
Consumer Discretionary (12.2%)
2,240	Amazon.com, Inc.[a]	$2,619,613
8,500	Aptiv plc	721,055
45,000	Comcast Corporation	1,802,250
7,333	Delphi Technologies plc[a]	384,763
3,800	Mohawk Industries, Inc.[a]	1,048,420
19,279	Newell Brands, Inc.	595,721
15,200	NIKE, Inc.	950,760
23,320	Service Corporation International	870,302
23,300	Starbucks Corporation	1,338,119
17,000	TJX Companies, Inc.	1,299,820
17,900	Walt Disney Company	1,924,429

	Total	13,555,252

Consumer Staples (7.5%)
18,500	Altria Group, Inc.	1,321,085
16,300	Colgate-Palmolive Company	1,229,835
5,100	Constellation Brands, Inc.	1,165,707
13,700	Herbalife, Ltd.[a]	927,764
11,000	Molson Coors Brewing Company	902,770
22,300	Mondelez International, Inc.	954,440
16,600	Monster Beverage Corporation[a]	1,050,614
10,200	Post Holdings, Inc.[a]	808,146

	Total	8,360,361

Energy (6.0%)
18,800	Concho Resources, Inc.[a]	2,824,136
21,300	Diamondback Energy, Inc.[a]	2,689,125
6,800	Pioneer Natural Resources Company	1,175,380

	Total	6,688,641

Financials (15.0%)
3,800	Aflac, Inc.	333,564
7,700	Arch Capital Group, Ltd.[a]	698,929
63,000	Boston Private Financial Holdings, Inc.	973,350
16,520	Capital One Financial Corporation	1,645,061
29,200	Citigroup, Inc.	2,172,772
12,100	CME Group, Inc.	1,767,205
16,900	Discover Financial Services	1,299,948
54,500	F.N.B. Corporation	753,190
1,600	Goldman Sachs Group, Inc.	407,616
20,800	Hartford Financial Services Group, Inc.	1,170,624
14,600	J.P. Morgan Chase & Company	1,561,324
44,900	KeyCorp	905,633
103,260	Regions Financial Corporation	1,784,333
7,870	Reinsurance Group of America, Inc.	1,227,169

	Total	16,700,718

Health Care (13.3%)
10,100	Alexion Pharmaceuticals, Inc.[a]	1,207,859
35,000	AstraZeneca plc ADR	1,214,500
9,000	Becton, Dickinson and Company	1,926,540
3,400	Biogen, Inc.[a]	1,083,138
11,890	BioMarin Pharmaceutical, Inc.[a]	1,060,231
20,100	Bristol-Myers Squibb Company	1,231,728
20,750	Danaher Corporation	1,926,015
9,744	Envision Healthcare Corporation[a]	336,753
6,200	Humana, Inc.	1,538,034
10,300	Vertex Pharmaceuticals, Inc.[a]	1,543,558
35,554	Wright Medical Group NVa	789,299
8,100	Zimmer Biomet Holdings, Inc.	977,427

	Total	14,835,082

Industrials (10.7%)
7,720	Alaska Air Group, Inc.	567,497
24,800	Colfax Corporation[a]	982,576
4,120	FedEx Corporation	1,028,105
22,625	Fortive Corporation	1,636,919
17,800	Fortune Brands Home and Security, Inc.	1,218,232
11,710	IDEX Corporation	1,545,368
19,100	Ingersoll-Rand plc	1,703,529
6,200	Lockheed Martin Corporation	1,990,510
9,150	WABCO Holdings, Inc.[a]	1,313,025

	Total	11,985,761

Information Technology (23.0%)
8,470	Adobe Systems, Inc.[a]	1,484,283
3,980	Alphabet, Inc., Class Aa	4,192,532
16,940	Apple, Inc.	2,866,756
8,200	Broadcom, Ltd.	2,106,580
5,380	Cavium, Inc.[a]	451,006
21,300	CommScope Holding Company, Inc.[a]	805,779
14,200	Ellie Mae, Inc.[a]	1,269,480
57,800	Gogo, Inc.[a]	651,984
20,200	Inphi Corporation[a]	739,320
62,200	Intel Corporation	2,871,152
15,800	Luxoft Holding, Inc.[a]	880,060
14,000	Marvell Technology Group, Ltd.	300,580
29,400	Micron Technology, Inc.[a]	1,208,928
13,340	Monolithic Power Systems, Inc.	1,498,882
17,200	Paycom Software, Inc.[a]	1,381,676
20,600	Salesforce.com, Inc.[a]	2,105,938
4,800	Tyler Technologies, Inc.[a]	849,840

	Total	25,664,776

Materials (3.2%)
5,800	Albemarle Corporation	741,762
10,030	Eagle Materials, Inc.	1,136,399
7,200	Ecolab, Inc.	966,096
6,900	LyondellBasell Industries NV	761,208

	Total	3,605,465

Real Estate (3.3%)
7,600	Boston Properties, Inc.	988,228
48,000	Brandywine Realty Trust	873,120
5,900	Public Storage, Inc.	1,233,100
27,186	RLJ Lodging Trust	597,276

	Total	3,691,724

Telecommunications Services (1.8%)
40,600	AT&T, Inc.	1,578,528
6,110	T-Mobile US, Inc.[a]	388,046

	Total	1,966,574

Utilities (3.1%)
15,900	American Electric Power Company, Inc.	1,169,763
11,340	Atmos Energy Corporation	973,993
11,900	Entergy Corporation	968,541
3,700	Pinnacle West Capital Corporation	315,166

	Total	3,427,463

	Total Common Stock (cost $86,988,535)	110,481,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (0.9%)	Value
	Thrivent Core Short-Term Reserve Fund
94,545	1.510%	$945,448

	Total Short-Term Investments (cost $945,448)	945,448

	Total Investments (cost $87,933,983) 100.0%	$111,427,265

	Other Assets and Liabilities, Net <0.1%	18,930

	Total Net Assets 100.0%	$111,446,195

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$25,251,824
Gross unrealized depreciation	(1,778,966)

Net unrealized appreciation (depreciation)	$23,472,858
Cost for federal income tax purposes	$87,954,407

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	13,555,252	13,555,252	—	—
Consumer Staples	8,360,361	8,360,361	—	—
Energy	6,688,641	6,688,641	—	—
Financials	16,700,718	16,700,718	—	—
Health Care	14,835,082	14,835,082	—	—
Industrials	11,985,761	11,985,761	—	—
Information Technology	25,664,776	25,664,776	—	—
Materials	3,605,465	3,605,465	—	—
Real Estate	3,691,724	3,691,724	—	—
Telecommunications Services	1,966,574	1,966,574	—	—
Utilities	3,427,463	3,427,463	—	—

Subtotal Investments in Securities	$110,481,817	$110,481,817	$—	$—

Other Investments *	Total
Short-Term Investments	945,448

Subtotal Other Investments	$945,448

Total Investments at Value	$111,427,265

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$1,232	$24,077	$25,309	$—	$—	—	$—	$26
Core Short-Term Reserve	1,339	17,065	17,459	—	—	95	945	17
Total Value and Income Earned	$2,571			$—	$—		$945	$43

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.8%)	Value
Brazil (12.0%)
236,700	Ambev SA	$1,519,248
231,913	Banco Bradesco SA ADR	2,374,789
74,900	BRF SAa	826,427
157,415	Lojas Renner SA	1,682,672
51,256	Multiplan Empreendimentos Imobiliarios SA	1,095,794
79,400	Ultrapar Participacoes SA	1,795,630
165,912	Vale SA ADR	2,029,104

	Total	11,323,664

Cayman Islands (4.3%)
340,000	China Resources Land, Ltd.	997,438
59,400	Tencent Holdings, Ltd.	3,074,423

	Total	4,071,861

Chile (2.2%)
34,770	Banco Santander Chile SA ADR	1,087,258
96,840	S.A.C.I. Falabella	965,691

	Total	2,052,949

China (8.2%)
139,200	China International Travel Service Corporation, Ltd.	926,782
246,117	Hangzhou Hikvision Digital Technology Company, Ltd.	1,473,981
18,695	Kweichow Moutai Company, Ltd.	2,002,392
150,700	Midea Group Company, Ltd.	1,282,755
90,500	Ping An Insurance Company of China, Ltd.	938,672
159,282	Shanghai International Airport Company, Ltd.	1,100,934

	Total	7,725,516

Hong Kong (9.1%)
332,400	AIA Group, Ltd.	2,827,277
245,000	China Mobile, Ltd.	2,477,451
358,000	Hang Lung Group, Ltd.	1,316,278
132,000	Hang Lung Properties, Ltd.	321,548
43,914	Hong Kong Exchanges and Clearing, Ltd.	1,343,254
29,500	Swire Pacific, Ltd., Class A	272,944

	Total	8,558,752

Hungary (1.0%)
38,010	Richter Gedeon Nyrt	995,175

	Total	995,175

India (14.4%)
82,607	Aditya Birla Capital, Ltd.[a]	237,623
44,450	Aditya Birla Capital, Ltd. GDR[a]	128,243
59,005	Grasim Industries, Ltd.	1,075,832
31,750	Grasim Industries, Ltd. GDR	578,644
23,100	Hero Motocorp, Ltd.	1,368,249
69,500	Hindustan Unilever, Ltd.	1,489,414
128,339	Housing Development Finance Corporation	3,436,745
534,839	ITC, Ltd.	2,205,889
53,400	Kotak Mahindra Bank, Ltd.	844,298
30,881	Tata Consultancy Services, Ltd.	1,305,708
14,447	Ultra Tech Cement, Ltd.	976,723

	Total	13,647,368

Indonesia (5.1%)
3,879,700	Astra International Tbk PT	2,369,840
712,900	Indocement Tunggal Prakarsa Tbk PT	1,153,356
787,000	PT Bank Central Asia Tbk	1,269,781

	Total	4,792,977

Malaysia (1.2%)
216,000	Public Bank Berhad	1,109,088

	Total	1,109,088

Mexico (4.9%)
21,900	Fomento Economico Mexicano SAB de CV ADR	2,056,410
6,000	Grupo Aeroportuario del Sureste SAB de CV ADR	1,095,060
275,913	Grupo Financiero Banorte SAB de CV ADR	1,514,522

	Total	4,665,992

Philippines (3.6%)
66,650	Ayala Corporation	1,354,870
826,900	Ayala Land, Inc.	737,673
614,862	Bank of the Philippine Islands	1,330,970

	Total	3,423,513

Poland (0.9%)
23,819	Bank Pekao SA	884,542

	Total	884,542

Portugal (0.9%)
45,229	Jeronimo Martins SGPS SA	878,868

	Total	878,868

Russia (2.4%)
16,100	Lukoil ADR	917,312
12,019	Magnit PJSC	1,322,351

	Total	2,239,663

South Africa (3.9%)
88,421	Massmart Holdings, Ltd.	997,233
122,000	MTN Group, Ltd.	1,346,925
172,607	Truworths International, Ltd.	1,317,938

	Total	3,662,096

South Korea (10.0%)
2,811	Amorepacific Corporation[a]	435,875
4,081	Amorepacific Group[a]	537,501
2,438	LG Chem, Ltd.	922,320
2,490	NAVER Corporation[a]	2,022,825
2,827	Samsung Electronics Company, Ltd.	5,505,335

	Total	9,423,856

Taiwan (4.5%)
62,400	Taiwan Mobile Company, Ltd.	225,415
529,499	Taiwan Semiconductor Manufacturing Company, Ltd.	4,054,413

	Total	4,279,828

Thailand (3.8%)
127,600	Siam Cement pcl	1,916,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.8%)	Value
Thailand (3.8%) - continued
359,100	Siam Commercial Bank pcl	$1,648,258

	Total	3,564,509

Turkey (2.8%)
273,533	Akbank TAS	709,873
58,929	BIM Birlesik Magazalar AS	1,211,860
256,490	Turkiye Garanti Bankasi AS	724,800

	Total	2,646,533

United Kingdom (0.8%)
73,303	Standard Chartered plc[a]	769,796

	Total	769,796

United States (1.8%)
41,600	Yum China Holding, Inc.	1,664,832

	Total	1,664,832

	Total Common Stock (cost $72,254,851)	92,381,378

Shares or Principal Amount	Short-Term Investments (1.9%)
	Thrivent Core Short-Term Reserve Fund
180,277	1.510%	1,802,775

	Total Short-Term Investments (cost $1,802,775)	1,802,775

	Total Investments (cost $74,057,626) 99.7%	$94,184,153

	Other Assets and Liabilities, Net 0.3%	249,362

	Total Net Assets 100.0%	$94,433,515

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$23,359,301
Gross unrealized depreciation	(3,303,840)

Net unrealized appreciation (depreciation)	$20,055,461
Cost for federal income tax purposes	$74,128,692

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Partner Emerging Markets Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	11,578,759	1,664,832	9,913,927	—
Consumer Staples	15,483,468	2,056,410	13,427,058	—
Energy	2,712,942	—	2,712,942	—
Financials	24,534,659	3,590,290	20,944,369	—
Health Care	995,175	—	995,175	—
Industrials	3,193,432	1,095,060	2,098,372	—
Information Technology	15,962,704	—	15,962,704	—
Materials	10,126,211	2,029,104	8,097,107	—
Real Estate	3,744,237	—	3,744,237	—
Telecommunications Services	4,049,791	—	4,049,791	—

Subtotal Investments in Securities	$92,381,378	$10,435,696	$81,945,682	$—

Other Investments *	Total
Short-Term Investments	1,802,775

Subtotal Other Investments	$1,802,775

Total Investments at Value	$94,184,153

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by affiliated portfolios. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending for the Portfolio. Thrivent Cash Management Trust is established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Emerging Markets Equity Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$982	$7,419	$8,401	$—	$—	—	$—	$—
Core Short-Term Reserve	1,398	18,584	18,179	—	—	180	1,803	25
Total Value and Income Earned	$2,380			$—	$—	—	$1,803	$25

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.5%)	Value
Consumer Discretionary (16.9%)
9,700	Amazon.com, Inc.[a]	$11,343,859
6,900	Aptiv plc	585,327
90,767	Caesars Entertainment Corporation[a]	1,148,202
8,003	Dollar General Corporation	744,359
5,232	Dollarama, Inc.	653,688
12,276	Ferrari NV	1,287,016
139	Flipkart, Ltd.*,a,b	11,857
1,700	Home Depot, Inc.	322,201
3,738	Marriott International, Inc.	507,359
12,970	MGM Resorts International	433,068
8,672	Netflix, Inc.[a]	1,664,677
9,600	NIKE, Inc.	600,480
4,020	Priceline Group, Inc.[a]	6,985,715
16,542	Restaurant Brands International, Inc.	1,017,002
7,423	Tesla, Inc.[a]	2,311,151
17,200	Yum! Brands, Inc.	1,403,692

	Total	31,019,653

Consumer Staples (2.2%)
15,366	British American Tobacco plc	1,038,721
6,600	Kraft Heinz Company	513,216
23,555	Philip Morris International, Inc.	2,488,585

	Total	4,040,522

Financials (5.9%)
10,017	Chubb, Ltd.	1,463,784
6,581	First Republic Bank	570,178
22,600	Intercontinental Exchange, Inc.	1,594,656
18,300	J.P. Morgan Chase & Company	1,957,002
45,200	Morgan Stanley	2,371,644
9,800	State Street Corporation	956,578
38,671	TD Ameritrade Holding Corporation	1,977,248

	Total	10,891,090

Health Care (15.5%)
1,525	Aetna, Inc.	275,095
16,797	Alexion Pharmaceuticals, Inc.[a]	2,008,753
6,086	Alnylam Pharmaceuticals, Inc.[a]	773,226
9,000	Anthem, Inc.	2,025,090
14,458	Becton, Dickinson and Company	3,094,880
4,190	Biogen, Inc.[a]	1,334,808
6,727	Celgene Corporation[a]	702,030
8,303	Centene Corporation[a]	837,607
9,504	CIGNA Corporation	1,930,167
8,700	Danaher Corporation	807,534
3,097	Humana, Inc.	768,273
9,900	Incyte Corporation[a]	937,629
6,950	Intuitive Surgical, Inc.[a]	2,536,333
8,200	Merck & Company, Inc.	461,414
17,900	Stryker Corporation	2,771,636
19,100	UnitedHealth Group, Inc.	4,210,786
17,927	Vertex Pharmaceuticals, Inc.[a]	2,686,540
4,200	Zoetis, Inc.	302,568

	Total	28,464,369

Industrials (11.2%)
9,793	Acuity Brands, Inc.	1,723,568
46,900	American Airlines Group, Inc.	2,440,207
16,230	Boeing Company	4,786,390
12,273	Equifax, Inc.	1,447,232
18,998	Fortive Corporation	1,374,505
13,996	Fortune Brands Home and Security, Inc.	957,886
13,000	Honeywell International, Inc.	1,993,680
8,300	Illinois Tool Works, Inc.	1,384,855
6,401	Roper Industries, Inc.	1,657,859
23,369	TransUnion[a]	1,284,360
12,339	United Continental Holdings, Inc.[a]	831,649
7,900	Wabtec Corporation	643,297

	Total	20,525,488

Information Technology (41.7%)
29,346	Alibaba Group Holding, Ltd. ADR[a]	5,060,131
4,481	Alphabet, Inc., Class Aa	4,720,286
4,900	Alphabet, Inc., Class Ca	5,127,360
67,101	Apple, Inc.	11,355,502
3,216	ASML Holding NV GDR	559,005
15,900	Electronic Arts, Inc.[a]	1,670,454
42,453	Facebook, Inc.[a]	7,491,256
14,100	Fidelity National Information Services, Inc.	1,326,669
10,873	Fiserv, Inc.[a]	1,425,777
15,980	Intuit, Inc.	2,521,325
23,400	MasterCard, Inc.	3,541,824
93,680	Microsoft Corporation	8,013,387
39,744	PayPal Holdings, Inc.[a]	2,925,953
6,000	Red Hat, Inc.[a]	720,600
22,782	Salesforce.com, Inc.[a]	2,329,004
11,798	ServiceNow, Inc.[a]	1,538,341
82,761	Symantec Corporation	2,322,274
45,500	Tencent Holdings, Ltd.	2,354,987
24,300	Vantiv, Inc.[a]	1,787,265
40,900	Visa, Inc.	4,663,418
16,863	VMware, Inc.[a]	2,113,271
13,045	Workday, Inc.[a]	1,327,198
24,465	Xilinx, Inc.	1,649,430

	Total	76,544,717

Real Estate (2.9%)
10,800	American Tower Corporation	1,540,836
31,783	Crown Castle International Corporation	3,528,231
692	Equinix, Inc.	313,628

	Total	5,382,695

Telecommunications Services (0.5%)
14,600	T-Mobile US, Inc.[a]	927,246

	Total	927,246

Utilities (1.7%)
10,266	American Water Works Company, Inc.	939,237
8,600	NextEra Energy, Inc.	1,343,234
8,122	Sempra Energy	868,404

	Total	3,150,875

	Total Common Stock (cost $112,739,232)	180,946,655

	Preferred Stock (0.4%)
Consumer Discretionary (0.4%)
2,943	Airbnb, Inc., Convertible*,a,b	344,478
7,282	Dropbox, Inc., Class A*,a,b	85,272
49	Flipkart, Ltd. Series A Preference Shares*,a,b	4,180
84	Flipkart, Ltd. Series C Preference Shares*,a,b	7,165

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (0.4%)	Value
Consumer Discretionary (0.4%) - continued
157	Flipkart, Ltd. Series E Preference Shares*,[a],[b]	$13,392
706	Flipkart, Ltd. Series G Preference Shares*,[a],[b]	81,854
636	Flipkart, Ltd. Series H Preference Shares*,[a],[b]	87,577

	Total	623,918

	Total Preferred Stock (cost $466,988)	623,918

Principal Amount	Long-Term Fixed Income (0.2%)
Consumer Cyclical (0.2%)
	Caesars Entertainment Corporation, Convertible
$198,163	5.000%, 10/1/2024	383,321

	Total	383,321

	Total Long-Term Fixed Income (cost $483,518)	383,321

Shares or Principal Amount	Short-Term Investments (1.0%)
	Thrivent Core Short-Term Reserve Fund
183,175	1.510%	1,831,752

	Total Short-Term Investments (cost $1,831,752)	1,831,752

	Total Investments (cost $115,521,490) 100.1%	$183,785,646

	Other Assets and Liabilities, Net (0.1%)	(134,180)

	Total Net Assets 100.0%	$183,651,466

a	Non-income producing security.
b	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Growth Stock Portfolio as of December 31, 2017 was $635,775 or 0.3% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
Airbnb, Inc., Convertible	4/16/2014	$119,818
Dropbox, Inc., Class A	11/7/2014	139,095
Flipkart, Ltd.	3/19/2015	15,846
Flipkart, Ltd. Series A Preference Shares	3/19/2015	5,586
Flipkart, Ltd. Series C Preference Shares	3/19/2015	9,576
Flipkart, Ltd. Series E Preference Shares	3/19/2015	17,898
Flipkart, Ltd. Series G Preference Shares	12/17/2014	84,550
Flipkart, Ltd. Series H Preference Shares	4/17/2015	90,465

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$68,820,092
Gross unrealized depreciation	(998,915)

Net unrealized appreciation (depreciation)	$67,821,177
Cost for federal income tax purposes	$115,964,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	31,019,653	30,354,108	653,688	11,857
Consumer Staples	4,040,522	3,001,801	1,038,721	—
Financials	10,891,090	10,891,090	—	—
Health Care	28,464,369	28,464,369	—	—
Industrials	20,525,488	20,525,488	—	—
Information Technology	76,544,717	74,189,730	2,354,987	—
Real Estate	5,382,695	5,382,695	—	—
Telecommunications Services	927,246	927,246	—	—
Utilities	3,150,875	3,150,875	—	—
Preferred Stock
Consumer Discretionary	623,918	—	—	623,918
Long-Term Fixed Income
Consumer Cyclical	383,321	—	383,321	—

Subtotal Investments in Securities	$181,953,894	$176,887,402	$4,430,717	$635,775

Other Investments *	Total
Short-Term Investments	1,831,752

Subtotal Other Investments	$1,831,752

Total Investments at Value	$183,785,646

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$3,546	$43,293	$46,839	$—	$—	—	$—	$57
Core Short-Term Reserve	1,164	36,936	36,268	—	—	183	1,832	31
Total Value and Income Earned	$4,710			$—	$—	—	$1,832	$88

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.7%)	Value
Biotechnology (23.3%)
38,940	AbbVie, Inc.	$3,765,887
21,800	ACADIA Pharmaceuticals, Inc.[a]	656,398
30,780	Acceleron Pharma, Inc.[a]	1,306,303
9,280	Agios Pharmaceuticals, Inc.[a]	530,538
7,400	Alexion Pharmaceuticals, Inc.[a]	884,966
15,860	Alkermes plc[a]	868,018
26,900	Alnylam Pharmaceuticals, Inc.[a]	3,417,645
36,930	Amgen, Inc.	6,422,127
8,471	Apellis Pharmaceuticals, Inc.[a]	183,821
6,744	Aquinox Pharmaceuticals, Inc.[a]	79,310
2,645	Argenx SE ADR[a]	167,005
9,750	Avexis, Inc.[a]	1,079,033
13,890	Biogen, Inc.[a]	4,424,937
8,030	Biohaven Pharmaceutical Holding Company, Ltd.[a]	216,649
18,489	BioMarin Pharmaceutical, Inc.[a]	1,648,664
1,300	Bluebird Bio, Inc.[a]	231,530
18,470	Celgene Corporation[a]	1,927,529
6,100	Clementia Pharmaceuticals, Inc.[a]	115,778
6,600	Cytokinetics, Inc.[a]	53,790
5,480	FibroGen, Inc.[a]	259,752
3,300	Galapagos NV ADR[a]	309,408
23,310	Gilead Sciences, Inc.	1,669,929
6,400	Global Blood Therapeutics, Inc.[a]	251,840
27,390	Halozyme Therapeutics, Inc.[a]	554,921
9,139	Incyte Corporation[a]	865,555
18,644	InflaRx NVa	390,592
39,400	Insmed, Inc.[a]	1,228,492
17,310	Myovant Sciences, Ltd.[a]	218,798
1,320	Prothena Corporation plc[a]	49,487
2,850	Regeneron Pharmaceuticals, Inc.[a]	1,071,486
8,900	Sage Therapeutics, Inc.[a]	1,465,919
26,880	Sarepta Therapeutics, Inc.[a]	1,495,603
20,100	Seattle Genetics, Inc.[a]	1,075,350
5,400	Spark Therapeutics, Inc.[a]	277,668
44,400	Spectrum Pharmaceuticals, Inc.[a]	841,380
9,130	Syndax Pharmaceuticals, Inc.[a]	79,979
10,670	TESARO, Inc.[a]	884,223
12,600	Ultragenyx Pharmaceutical, Inc.[a]	584,388
23,120	Vertex Pharmaceuticals, Inc.[a]	3,464,763

	Total	45,019,461

Consumer Discretionary (0.5%)
25,400	Service Corporation International	947,928

	Total	947,928

Health Care Distributors (1.7%)
7,710	AmerisourceBergen Corporation	707,932
17,100	Cardinal Health, Inc.	1,047,717
9,880	McKesson Corporation	1,540,786

	Total	3,296,435

Health Care Equipment (22.6%)
121,890	Abbott Laboratories	6,956,262
63,810	Baxter International, Inc.	4,124,678
9,690	Becton, Dickinson and Company	2,074,241
105,120	Boston Scientific Corporation[a]	2,605,925
12,041	Edwards Lifesciences Corporation[a]	1,357,141
45,810	Hologic, Inc.[a]	1,958,378
6,620	Intuitive Surgical, Inc.[a]	2,415,903
8,930	iRhythm Technologies, Inc.[a]	500,527
19,800	Masimo Corporation[a]	1,679,040
99,220	Medtronic plc	8,012,015
14,300	Nevro Corporation[a]	987,272
21,150	ResMed, Inc.	1,791,193
46,320	Stryker Corporation	7,172,189
4,180	Teleflex, Inc.	1,040,068
9,900	Varian Medical Systems, Inc.[a]	1,100,385

	Total	43,775,217

Health Care Facilities (1.3%)
13,840	HCA Holdings, Inc.[a]	1,215,706
10,610	Universal Health Services, Inc.	1,202,643

	Total	2,418,349

Health Care Services (4.1%)
25,430	Amedisys, Inc.[a]	1,340,415
31,590	DaVita, Inc.[a]	2,282,377
42,740	Quest Diagnostics, Inc.	4,209,463

	Total	7,832,255

Health Care Supplies (0.6%)
2,140	Align Technology, Inc.[a]	475,487
2,858	Cooper Companies, Inc.	622,701

	Total	1,098,188

Health Care Technology (0.4%)
24,300	Teladoc, Inc.[a]	846,855

	Total	846,855

Life Sciences Tools & Services (2.2%)
26,620	Agilent Technologies, Inc.	1,782,741
13,250	Thermo Fisher Scientific, Inc.	2,515,910

	Total	4,298,651

Managed Health Care (16.9%)
14,200	Anthem, Inc.	3,195,142
22,650	Centene Corporation[a]	2,284,932
29,719	CIGNA Corporation	6,035,632
7,400	HealthEquity, Inc.[a]	345,284
16,320	Humana, Inc.	4,048,503
72,829	UnitedHealth Group, Inc.	16,055,881
3,800	Wellcare Health Plans, Inc.[a]	764,218

	Total	32,729,592

Pharmaceuticals (24.1%)
21,060	Allergan plc	3,444,995
900	Assembly Biosciences, Inc.[a]	40,725
37,300	AstraZeneca plc	2,573,904
35,450	AstraZeneca plc ADR	1,230,115
66,190	Bristol-Myers Squibb Company	4,056,123
8,300	Chugai Pharmaceutical Company, Ltd.	424,203
21,300	Daiichi Sankyo Company, Ltd.	553,844
12,000	Dermira, Inc.[a]	333,720
7,700	Eisai Company, Ltd.	437,434
39,730	Eli Lilly and Company	3,355,596
38,349	Johnson & Johnson	5,358,122
37,060	Merck & Company, Inc.	2,085,366
18,340	Merck KGaA	1,968,552
30,620	Novartis AG ADR	2,570,855
56,520	Novo Nordisk AS ADR	3,033,428
230,415	Pfizer, Inc.	8,345,631
3,500	Reata Pharmaceuticals, Inc.[a]	99,120
4,480	Roche Holding AG-Genusschein	1,132,792
12,280	Sanofi	1,057,206
30,250	Sanofi ADR	1,300,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.7%)	Value
Pharmaceuticals (24.1%) - continued
9,200	Takeda Pharmaceutical Company, Ltd.	$520,883
2,780	Theravance Biopharma, Inc.[a]	77,534
58,500	Wuxi Biologics (Cayman), Inc.[a],[b]	327,211
32,570	Zoetis, Inc.	2,346,343

	Total	46,674,452

	Total Common Stock (cost $185,206,206)	188,937,383

Shares or Principal Amount	Short-Term Investments (2.3%)
	Thrivent Core Short-Term Reserve Fund
439,593	1.510%	4,395,925

	Total Short-Term Investments (cost $4,395,925)	4,395,925

	Total Investments (cost $189,602,131) 100.0%	$193,333,308

	Other Assets and Liabilities, Net (<0.1%)	(20,394)

	Total Net Assets 100.0%	$193,312,914

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $327,211 or 0.2% of total net assets.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,403,700
Gross unrealized depreciation	(7,035,232)

Net unrealized appreciation (depreciation)	$3,368,468
Cost for federal income tax purposes	$183,229,409

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	45,019,461	45,019,461	—	—
Consumer Discretionary	947,928	947,928	—	—
Health Care Distributors	3,296,435	3,296,435	—	—
Health Care Equipment	43,775,217	43,775,217	—	—
Health Care Facilities	2,418,349	2,418,349	—	—
Health Care Services	7,832,255	7,832,255	—	—
Health Care Supplies	1,098,188	1,098,188	—	—
Health Care Technology	846,855	846,855	—	—
Life Sciences Tools & Services	4,298,651	4,298,651	—	—
Managed Health Care	32,729,592	32,729,592	—	—
Pharmaceuticals	46,674,452	37,678,423	8,996,029	—

Subtotal Investments in Securities	$188,937,383	$179,941,354	$8,996,029	$—

Other Investments *	Total
Short-Term Investments	4,395,925

Subtotal Other Investments	$4,395,925

Total Investments at Value	$193,333,308

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Foreign Currency Forward Contracts	8,648	—	8,648	—

Total Asset Derivatives	$8,648	$—	$8,648	$—

Liability Derivatives
Foreign Currency Forward Contracts	79,809	—	79,809	—

Total Liability Derivatives	$79,809	$—	$79,809	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2017

The following table presents Partner Healthcare Portfolio’s foreign currency forward contracts held as of December 31, 2017.

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Purchases
Euro	SSB	227,200	1/12/2018	$265,519	$272,795	$7,276

Total Purchases				$265,519	$272,795	$7,276

Sales
Euro	JPM	3,368,000	1/12/2018	$3,982,705	$4,043,900	($61,195)
Swiss Franc	JPM	1,535,000	1/12/2018	1,578,304	1,576,933	1,371
Swiss Franc	CITI	213,900	1/12/2018	214,878	219,743	(4,865)
Swiss Franc	DB	817,900	1/12/2018	828,424	840,244	(11,820)
Swiss Franc	SSB	318,700	1/12/2018	325,478	327,406	(1,928)

Total Sales				$6,929,789	$7,008,226	($78,437)

Net Unrealized Appreciation/(Depreciation) on Foreign Currency Forward Contracts						($71,161)

Counterparty:

CITI	-	Citibank
DB	-	Deutsche Bank
JPM	-	J.P. Morgan
SSB	-	State Street Bank

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	8,648
Total Foreign Exchange Contracts		8,648

Total Asset Derivatives		$8,648

Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	79,809
Total Foreign Exchange Contracts		79,809

Total Liability Derivatives		$79,809

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(71,161)
Total Foreign Exchange Contracts		(71,161)

Total		($71,161)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2017

The following table presents Partner Healthcare Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Foreign Exchange Contracts
Contracts Purchased	$38,597
Contracts Sold	1,260,334

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Core Short-Term Reserve	$8,211	$72,294	$76,109	$—	$—	440	$4,396	$97
Total Value and Income Earned	$8,211			$—	$—		$4,396	$97

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value	% of Net Assets
Australia (4.4%)
550,644	Australia & New Zealand Banking Group, Ltd.	$12,284,345	0.6%
	Other Securities^	78,544,292	3.8%

	Total	90,828,637

Austria (0.9%)
170,043	OMV AG	10,778,666	0.5%
	Other Securities^	7,886,603	0.4%

	Total	18,665,269

Belgium (0.8%)
	Other Securities^	15,909,730	0.8%

	Total	15,909,730

Bermuda (<0.1%)
	Other Securities^	37,635	<0.1%

	Total	37,635

Brazil (1.8%)
761,830	Banco Bradesco SA ADR	7,801,139	0.4%
	Other Securities^	29,576,174	1.4%

	Total	37,377,313

Canada (2.6%)
92,746	Canadian National Railway Company	7,647,671	0.4%
70,097	Dollarama, Inc.	8,757,943	0.4%
	Other Securities^	37,014,547	1.8%

	Total	53,420,161

Cayman Islands (0.9%)
194,300	Tencent Holdings, Ltd.	10,056,571	0.5%
	Other Securities^	9,168,905	0.4%

	Total	19,225,476

Chile (0.3%)
	Other Securities^	6,979,552	0.3%

	Total	6,979,552

China (1.2%)
	Other Securities^	25,760,224	1.2%

	Total	25,760,224

Denmark (1.6%)
258,596	Novo Nordisk AS	13,895,784	0.7%
	Other Securities^	19,292,320	0.9%

	Total	33,188,104

Faroe Islands (0.1%)
	Other Securities^	1,060,886	0.1%

	Total	1,060,886

Finland (1.1%)
506,090	UPM-Kymmene Oyj	15,711,441	0.8%
	Other Securities^	6,014,325	0.3%

	Total	21,725,766

France (4.6%)
362,430	AXA SA	10,739,944	0.5%
15,035	Kering SA	7,077,363	0.4%
30,213	LVMH Moet Hennessy Louis Vuitton SE	8,867,652	0.4%
199,817	Total SA	11,029,854	0.5%
	Other Securities^	57,663,180	2.8%

	Total	95,377,993

Germany (6.4%)
55,269	Allianz SE	12,648,157	0.6%
98,442	BASF SE	10,792,309	0.5%
106,265	Bayer AG	13,204,794	0.6%
180,008	Deutsche Post AG	8,556,397	0.4%
207,965	Evonik Industries AG	7,810,969	0.4%
91,845	Siemens AG	12,716,611	0.6%
	Other Securities^	67,027,075	3.3%

	Total	132,756,312

Hong Kong (2.5%)
1,103,000	AIA Group, Ltd.	9,381,729	0.5%
825,300	China Mobile, Ltd.	8,345,469	0.4%
495,000	Sun Hung Kai Properties, Ltd.	8,241,284	0.4%
	Other Securities^	24,876,414	1.2%

	Total	50,844,896

Hungary (0.2%)
	Other Securities^	3,246,557	0.2%

	Total	3,246,557

India (2.2%)
419,341	Housing Development Finance Corporation	11,229,385	0.6%
1,843,240	ITC, Ltd.	7,602,255	0.4%
114,696	Ultra Tech Cement, Ltd.	7,754,292	0.4%
	Other Securities^	18,467,940	0.8%

	Total	45,053,872

Indonesia (0.8%)
12,512,900	Astra International Tbk PT	7,643,264	0.4%
	Other Securities^	8,155,089	0.4%

	Total	15,798,353

Ireland (0.2%)
	Other Securities^	3,177,804	0.2%

	Total	3,177,804

Isle of Man (<0.1%)
	Other Securities^	651,856	<0.1%

	Total	651,856

Israel (0.1%)
	Other Securities^	1,068,233	0.1%

	Total	1,068,233

Italy (2.1%)
	Other Securities^	43,987,591	2.1%

	Total	43,987,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value	% of Net Assets
Japan (19.7%)
729,600	Honda Motor Company, Ltd.	$24,899,425	1.2%
4,931,500	Mizuho Financial Group, Inc.	8,916,595	0.4%
211,100	Nippon Telegraph & Telephone Corporation	9,924,678	0.5%
2,002,905	Nissan Motor Company, Ltd.	19,941,102	1.0%
483,900	Osaka Gas Company, Ltd.	9,305,082	0.5%
116,900	Toyota Motor Corporation	7,450,037	0.4%
	Other Securities^	327,536,585	15.7%

	Total	407,973,504

Luxembourg (0.5%)
	Other Securities^	10,213,439	0.5%

	Total	10,213,439

Malaysia (0.2%)
	Other Securities^	3,647,668	0.2%

	Total	3,647,668

Mexico (0.8%)
	Other Securities^	15,703,504	0.8%

	Total	15,703,504

Netherlands (2.8%)
454,010	ABN AMRO Group NVa	14,637,640	0.7%
257,712	Unilever NV	14,509,916	0.7%
	Other Securities^	29,635,680	1.4%

	Total	58,783,236

New Zealand (0.2%)
	Other Securities^	3,424,571	0.2%

	Total	3,424,571

Norway (1.9%)
643,299	DnB ASA	11,908,376	0.6%
545,856	Telenor ASA	11,685,028	0.6%
	Other Securities^	16,234,972	0.7%

	Total	39,828,376

Philippines (0.6%)
	Other Securities^	11,442,116	0.6%

	Total	11,442,116

Poland (0.1%)
	Other Securities^	2,890,962	0.1%

	Total	2,890,962

Portugal (0.4%)
	Other Securities^	9,281,952	0.4%

	Total	9,281,952

Russia (0.3%)
	Other Securities^	7,234,208	0.3%

	Total	7,234,208

Singapore (0.3%)
	Other Securities^	5,991,777	0.3%

	Total	5,991,777

South Africa (0.6%)
	Other Securities^	11,815,196	0.6%

	Total	11,815,196

South Korea (0.6%)
	Other Securities^	12,510,124	0.6%

	Total	12,510,124

Spain (1.8%)
556,479	Repsol SA	9,825,416	0.5%
	Other Securities^	28,320,320	1.3%

	Total	38,145,736

Sweden (2.9%)
767,244	Nordea Bank AB	9,289,763	0.5%
320,397	SKF AB	7,117,867	0.3%
737,374	Svenska Cellulosa AB SCA	7,600,172	0.4%
	Other Securities^	36,250,528	1.7%

	Total	60,258,330

Switzerland (4.6%)
208,130	Nestle SA	17,894,239	0.9%
131,775	Novartis AG	11,089,197	0.5%
64,217	Roche Holding AG-Genusschein	16,237,613	0.8%
	Other Securities^	49,801,115	2.4%

	Total	95,022,164

Taiwan (0.7%)
1,759,951	Taiwan Semiconductor Manufacturing Company, Ltd.	13,476,077	0.7%
	Other Securities^	665,768	<0.1%

	Total	14,141,845

Thailand (0.5%)
	Other Securities^	11,217,895	0.5%

	Total	11,217,895

Turkey (0.4%)
	Other Securities^	8,841,650	0.4%

	Total	8,841,650

United Kingdom (13.1%)
822,198	BHP Billiton plc	16,625,093	0.8%
220,763	British American Tobacco plc	14,923,280	0.7%
279,657	Diageo plc	10,250,627	0.5%
4,042,092	HSBC Holdings plc	41,746,931	2.0%
37,835	Royal Dutch Shell plc	1,260,850	0.1%
201,790	Royal Dutch Shell plc, Class A	6,736,380	0.3%
502,749	Royal Dutch Shell plc, Class B	16,929,551	0.8%
163,113	Unilever plc	9,047,227	0.5%
	Other Securities^	153,155,037	7.4%

	Total	270,674,976

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value	% of Net Assets
United States (0.3%)
	Other Securities^	$6,083,994	0.3%

	Total	6,083,994

	Total Common Stock (cost $1,558,891,388)	1,821,269,443

Principal Amount	Long-Term Fixed Income (8.2%)
	Argentina (0.8%)
	Other Securities^	15,132,969	0.8%

	Total	15,132,969

	Azerbaijan (<0.1%)
	Other Securities^	259,546	<0.1%

	Total	259,546

	Bahrain (<0.1%)
	Other Securities^	1,016,530	<0.1%

	Total	1,016,530

	Belize (<0.1%)
	Other Securities^	69,172	<0.1%

	Total	69,172

	Bermuda (0.1%)
	Other Securities^	1,537,165	0.1%

	Total	1,537,165

	Brazil (0.2%)
	Other Securities^	4,222,970	0.2%

	Total	4,222,970

	Cayman Islands (0.1%)
	Other Securities^	1,202,498	0.1%

	Total	1,202,498

	Chile (0.1%)
	Other Securities^	2,107,608	0.1%

	Total	2,107,608

	Colombia (0.2%)
	Other Securities^	3,951,523	0.2%

	Total	3,951,523

	Costa Rica (0.2%)
	Other Securities^	2,513,687	0.2%

	Total	2,513,687

	Croatia (<0.1%)
	Other Securities^	546,006	<0.1%

	Total	546,006

	Dominican Republic (0.4%)
	Other Securities^	6,954,802	0.4%

	Total	6,954,802

	Ecuador (0.4%)
	Other Securities^	7,737,993	0.4%

	Total	7,737,993

	Egypt (<0.1%)
	Other Securities^	699,701	<0.1%

	Total	699,701

	El Salvador (<0.1%)
	Other Securities^	1,143,238	<0.1%

	Total	1,143,238

	France (<0.1%)
	Other Securities^	130,954	<0.1%

	Total	130,954

	Ghana (<0.1%)
	Other Securities^	494,736	<0.1%

	Total	494,736

	Guatemala (0.2%)
	Other Securities^	4,239,169	0.2%

	Total	4,239,169

	Honduras (0.1%)
	Other Securities^	1,439,778	0.1%

	Total	1,439,778

	Hungary (<0.1%)
	Other Securities^	228,688	<0.1%

	Total	228,688

	India (<0.1%)
	Other Securities^	563,868	<0.1%

	Total	563,868

	Indonesia (0.7%)
	Other Securities^	15,111,905	0.7%

	Total	15,111,905

	Isle of Man (<0.1%)
	Other Securities^	717,869	<0.1%

	Total	717,869

	Israel (<0.1%)
	Other Securities^	87,993	<0.1%

	Total	87,993

	Italy (0.1%)
	Other Securities^	2,051,987	0.1%

	Total	2,051,987

	Ivory Coast (<0.1%)
	Other Securities^	464,869	<0.1%

	Total	464,869

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (8.2%)	Value	% of Net Assets
	Japan (0.1%)
	Other Securities^	$1,412,980	0.1%

	Total	1,412,980

	Kenya (0.1%)
	Other Securities^	1,883,209	0.1%

	Total	1,883,209

	Kuwait (<0.1%)
	Other Securities^	914,051	<0.1%

	Total	914,051

	Lebanon (<0.1%)
	Other Securities^	772,266	<0.1%

	Total	772,266

	Luxembourg (0.1%)
	Other Securities^	2,570,526	0.1%

	Total	2,570,526

	Macedonia, The Former Yugoslav Republic Of (0.1%)
	Other Securities^	1,829,398	0.1%

	Total	1,829,398

	Mauritius (0.1%)
	Other Securities^	1,236,241	0.1%

	Total	1,236,241

	Mexico (0.6%)
	Other Securities^	12,431,060	0.6%

	Total	12,431,060

	Montenegro (<0.1%)
	Other Securities^	249,549	<0.1%

	Total	249,549

	Netherlands (0.2%)
	Other Securities^	4,070,354	0.2%

	Total	4,070,354

	Nigeria (0.1%)
	Other Securities^	3,052,312	0.1%

	Total	3,052,312

	Pakistan (0.2%)
	Other Securities^	3,240,988	0.2%

	Total	3,240,988

	Panama (<0.1%)
	Other Securities^	116,944	<0.1%

	Total	116,944

	Paraguay (0.2%)
	Other Securities^	3,373,727	0.2%

	Total	3,373,727

	Peru (0.1%)
	Other Securities^	1,909,290	0.1%

	Total	1,909,290

	Romania (0.1%)
	Other Securities^	1,919,565	0.1%

	Total	1,919,565

	Russia (0.3%)
	Other Securities^	5,847,724	0.3%

	Total	5,847,724

	South Africa (0.4%)
	Other Securities^	8,817,349	0.4%

	Total	8,817,349

	Sri Lanka (0.2%)
	Other Securities^	3,407,925	0.2%

	Total	3,407,925

	Supranational (<0.1%)
	Other Securities^	417,500	<0.1%

	Total	417,500

	Suriname (0.1%)
	Other Securities^	1,193,250	0.1%

	Total	1,193,250

	Tajikistan (<0.1%)
	Other Securities^	220,128	<0.1%

	Total	220,128

	Tunisia (<0.1%)
	Other Securities^	126,164	<0.1%

	Total	126,164

	Turkey (0.7%)
	Other Securities^	13,911,173	0.7%

	Total	13,911,173

	Ukraine (0.2%)
	Other Securities^	4,175,691	0.2%

	Total	4,175,691

	United Arab Emirates (0.3%)
	Other Securities^	4,967,963	0.3%

	Total	4,967,963

	United Kingdom (<0.1%)
	Other Securities^	358,878	<0.1%

	Total	358,878

	United States (0.2%)
	Other Securities^	3,739,476	0.2%

	Total	3,739,476

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (8.2%)	Value	% of Net Assets
Venezuela (0.2%)
	Other Securities^	$5,114,616	0.2%

	Total	5,114,616

Vietnam (<0.1%)
	Other Securities^	141,275	<0.1%

	Total	141,275

Virgin Islands, British (<0.1%)
	Other Securities^	325,980	<0.1%

	Total	325,980

Zambia (<0.1%)
	Other Securities^	728,383	<0.1%
	Total	728,383

	Total Long-Term Fixed Income (cost $168,127,041)	169,103,159

Shares	Preferred Stock (1.0%)
Germany (0.2%)
	Other Securities^	3,910,190	0.2%

	Total	3,910,190

South Korea (0.8%)
8,785	Samsung Electronics Company, Ltd.	17,108,018	0.8%

	Total	17,108,018

	Total Preferred Stock (cost $13,302,150)	21,018,208

Equity Funds/Exchange Traded Funds (0.1%)
	Other Securities^	1,338,773	0.1%

	Total	1,338,773

	Total Registered Investment Companies (cost $1,327,114)	1,338,773

Shares or Principal Amount	Short-Term Investments (1.9%)
	Thrivent Core Short-Term Reserve Fund
3,831,611	1.510%	38,316,110	1.9%
	Other Securities^	799,086	<0.1%

	Total Short-Term Investments ($39,115,193)	39,115,196

	Total Investments (cost $1,780,762,886) 99.3%	$2,051,844,779

	Other Assets and Liabilities, Net 0.7%	14,436,699

	Total Net Assets 100.0%	$2,066,281,478

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $100,942,727 or 4.9% of total net assets.

Partner Worldwide Allocation Portfolio held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $4,848,393 or 0.2% of total net assets.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$307,795,701
Gross unrealized depreciation	(46,983,241)

Net unrealized appreciation (depreciation)	$260,812,460
Cost for federal income tax purposes	$1,836,666,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	273,071,709	5,556,424	267,515,285	—
Consumer Staples	197,389,975	6,817,140	190,572,835	—
Energy	107,299,830	5,864,340	101,435,466	24
Financials	348,357,622	11,591,275	336,765,605	742
Health Care	129,887,656	—	129,887,656	—
Industrials	283,056,414	3,850,961	279,205,453	—
Information Technology	153,383,932	2,698,793	150,685,139	—
Materials	181,900,656	6,880,176	175,020,480	—
Real Estate	61,650,351	—	61,650,351	—
Telecommunications Services	51,847,934	—	51,847,933	1
Utilities	33,423,364	—	33,423,364	—
Long-Term Fixed Income
Basic Materials	1,656,451	—	1,656,451	—
Capital Goods	797,590	—	797,590	—
Communications Services	6,876,830	—	6,876,830	—
Consumer Cyclical	1,446,599	—	1,446,599	—
Consumer Non-Cyclical	1,948,675	—	1,948,675	—
Energy	17,728,921	—	17,728,921	—
Financials	11,848,910	—	11,848,910	—
Foreign Government	120,429,722	—	120,429,722	—
Transportation	1,516,292	—	1,516,292	—
U.S. Government and Agencies	984,422	—	984,422	—
U.S. Municipals	431,837	—	431,837	—
Utilities	3,436,910	—	3,436,910	—
Preferred Stock
Consumer Staples	3,138,817	—	3,138,817	—
Health Care	771,373	—	771,373	—
Information Technology	17,108,018	—	17,108,018	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	1,338,773	1,338,773	—	—
Short-Term Investments	799,086	—	799,086	—

Subtotal Investments in Securities	$2,013,528,669	$44,597,882	$1,968,930,020	$767

Other Investments *	Total
Short-Term Investments	38,316,110

Subtotal Other Investments	$38,316,110

Total Investments at Value	$2,051,844,779

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	423,319	423,319	—	—
Foreign Currency Forward Contracts	2,338,981	—	2,338,981	—

Total Asset Derivatives	$2,762,300	$423,319	$2,338,981	$—

Liability Derivatives
Futures Contracts	138,938	138,938	—	—
Foreign Currency Forward Contracts	2,155,546	—	2,155,546	—

Total Liability Derivatives	$2,294,484	$138,938	$2,155,546	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Partner Worldwide Allocation Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $1,498,407 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 10-Yr. U.S. Treasury Note	30	March 2018	$3,716,257	$5,149
CBOT 2-Yr. U.S. Treasury Note	65	March 2018	13,946,186	(29,077)
CBOT 5-Yr. U.S. Treasury Note	136	March 2018	15,842,197	(43,884)
CBOT U.S. Long Bond	21	March 2018	3,219,591	(6,591)
CME Ultra Long Term U.S. Treasury Bond	41	March 2018	6,829,602	44,304
Eurex Euro STOXX 50 Index	49	March 2018	2,105,952	(59,386)
FTSE 100 Index	11	March 2018	1,101,842	34,232
HKG Hang Seng Index	1	January 2018	188,175	3,484
ICE mini MSCI EAFE Index	168	March 2018	16,971,696	210,504
SFE S&P ASX Share Price Index 200	4	March 2018	469,558	153
SGX MSCI Singapore Index	4	January 2018	115,341	731
TSE Tokyo Price Index	9	March 2018	1,431,205	20,137

Total Futures Long Contracts				$179,756

Eurex 10-Yr. Euro BUND	(37)	March 2018	($7,234,779)	$52,667
Eurex 2-Yr. Euro SCHATZ	(14)	March 2018	(1,882,894)	1,871
Eurex 30-Yr. Euro BUXL	(2)	March 2018	(400,880)	7,474
Eurex 5-Yr. Euro BOBL	(48)	March 2018	(7,622,379)	42,613

Total Futures Short Contracts				$104,625

Total Futures Contracts				$284,381

Reference Description:

ASX	-	Australian Securities Exchange
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
FTSE	-	Financial Times Stock Exchange
HKG	-	Hong Kong Stock Exchange
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s
SFE	-	Sydney Futures Exchange
SGX	-	Singapore Stock Exchange
TSE	-	Tokyo Stock Exchange

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table presents Partner Worldwide Allocation Portfolio’s foreign currency forward contracts held as of December 31, 2017.

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Purchases
Argentina Peso	MSC	5,842,517	1/2/2018	$320,111	$313,692	($6,419)
Argentina Peso	MSC	4,162,577	1/8/2018	229,752	222,545	(7,207)
Argentina Peso	MSC	7,152,817	1/22/2018	390,832	379,555	(11,277)
Argentina Peso	MSC	6,640,359	1/25/2018	363,000	351,793	(11,207)
Argentina Peso	MSC	4,038,146	1/29/2018	221,892	213,472	(8,420)
Argentina Peso	MSC	9,670,117	1/31/2018	517,744	510,671	(7,073)
Argentina Peso	MSC	6,546,440	2/1/2018	351,139	345,541	(5,598)
Argentina Peso	MSC	2,824,429	2/15/2018	151,160	148,049	(3,111)
Argentina Peso	MSC	2,673,304	2/20/2018	143,456	139,778	(3,678)
Argentina Peso	MSC	4,870,171	2/21/2018	259,673	254,518	(5,155)
Argentina Peso	MSC	11,084,514	2/27/2018	597,147	577,546	(19,601)
Argentina Peso	MSC	4,817,926	2/28/2018	262,901	250,907	(11,994)
Argentina Peso	MSC	9,312,300	3/14/2018	505,691	481,597	(24,094)
Argentina Peso	MSC	5,594,802	3/15/2018	295,173	289,198	(5,975)
Argentina Peso	MSC	4,174,426	3/22/2018	222,601	215,024	(7,577)
Argentina Peso	MSC	3,210,475	3/27/2018	169,508	164,957	(4,551)
Brazilian Real	MSC	3,969,954	1/3/2018	1,202,913	1,196,408	(6,505)
Brazilian Real	MSC	19,750,688	2/2/2018	6,038,554	5,932,246	(106,308)
Chilean Peso	MSC	195,026,629	1/4/2018	301,000	316,945	15,945
Chilean Peso	MSC	772,071,052	1/5/2018	1,186,183	1,254,753	68,570
Chilean Peso	MSC	595,383,297	1/11/2018	910,971	967,762	56,791
Chilean Peso	MSC	527,439,954	1/16/2018	809,218	857,440	48,222
Chilean Peso	MSC	967,097,681	1/22/2018	1,572,173	1,572,431	258
Chilean Peso	MSC	189,750,000	2/22/2018	290,582	308,529	17,947
Chinese Yuan	MSC	10,276,243	1/12/2018	1,552,700	1,576,963	24,263
Chinese Yuan	MSC	2,293,351	2/5/2018	351,068	351,441	373
Chinese Yuan Offshore	BNP	4,481,874	3/21/2018	673,784	685,407	11,623
Czech Republic Koruna	JPM	31,238,038	1/3/2018	1,209,451	1,467,465	258,014
Czech Republic Koruna	MSC	95,795,794	3/21/2018	4,447,830	4,525,969	78,139
Euro	MSC	1,217,857	1/3/2018	1,449,311	1,461,496	12,185
Euro	MSC	608,069	1/31/2018	716,526	730,900	14,374
Euro	MSC	1,000,891	3/21/2018	1,190,414	1,206,553	16,139
Hong Kong Dollar	HSBC	8,051,505	3/27/2018	1,034,000	1,032,385	(1,615)
Hungarian Forint	MSC	1,445,601,707	3/21/2018	5,515,082	5,611,266	96,184
Indian Rupee	MSC	3,595,387	1/5/2018	55,442	56,299	857
Indian Rupee	MSC	145,390,667	1/8/2018	2,252,566	2,275,854	23,288
Indian Rupee	MSC	167,486,131	1/25/2018	2,571,443	2,616,787	45,344
Indian Rupee	MSC	153,988,267	2/2/2018	2,370,194	2,403,657	33,463
Indian Rupee	MSC	119,916,598	2/15/2018	1,844,542	1,868,760	24,218
Indian Rupee	MSC	97,403,990	2/26/2018	1,511,626	1,515,823	4,197
Indonesian Rupiah	MSC	25,173,336,525	1/11/2018	1,852,351	1,853,538	1,187
Indonesian Rupiah	MSC	23,008,392,934	1/12/2018	1,684,360	1,693,970	9,610
Indonesian Rupiah	MSC	20,205,829,012	1/16/2018	1,485,504	1,487,089	1,585
Indonesian Rupiah	MSC	2,825,962,155	1/19/2018	207,532	207,926	394
Indonesian Rupiah	MSC	8,194,468,000	2/2/2018	604,000	602,179	(1,821)
Indonesian Rupiah	MSC	23,059,782,310	2/20/2018	1,684,490	1,692,335	7,845
Mexican Peso	MSC	48,066,222	1/26/2018	2,547,285	2,432,692	(114,593)
Mexican Peso	MSC	57,919,772	3/21/2018	3,007,736	2,904,890	(102,846)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Purchases
New Taiwan Dollar	MSC	10,797,280	1/2/2018	$361,266	$362,830	$1,564
New Taiwan Dollar	MSC	26,462,036	1/23/2018	882,864	890,707	7,843
New Taiwan Dollar	MSC	5,453,949	1/26/2018	182,712	183,619	907
New Taiwan Dollar	MSC	10,377,566	2/5/2018	351,068	349,611	(1,457)
New Taiwan Dollar	MSC	11,113,482	3/8/2018	372,848	375,106	2,258
Peruvian Nuevo Sol	MSC	3,870,046	1/16/2018	1,194,385	1,192,792	(1,593)
Philippines Peso	JPM	12,167,833	1/3/2018	242,000	243,722	1,722
Philippines Peso	MSC	12,167,833	1/3/2018	243,551	243,722	171
Philippines Peso	MSC	6,701,640	1/5/2018	132,000	134,225	2,225
Philippines Peso	MSC	17,989,379	1/8/2018	354,221	360,267	6,046
Philippines Peso	MSC	12,167,833	2/22/2018	243,454	243,298	(156)
Polish Zloty	MSC	23,325,014	3/21/2018	6,597,543	6,705,840	108,297
Russian Ruble	MSC	416,458,766	2/12/2018	7,033,636	7,188,908	155,272
Singapore Dollar	MSC	990,975	3/21/2018	739,448	742,112	2,664
South African Rand	MSC	15,651,330	1/18/2018	1,136,601	1,263,908	127,307
South African Rand	MSC	52,692,355	3/22/2018	3,857,656	4,222,890	365,234
South Korean Won	MSC	2,715,716,619	1/16/2018	2,495,710	2,538,584	42,874
South Korean Won	MSC	222,800,014	1/22/2018	205,668	208,324	2,656
South Korean Won	MSC	195,863,260	1/26/2018	181,036	183,171	2,135
South Korean Won	MSC	374,241,200	2/5/2018	350,873	350,118	(755)
Thai Baht	MSC	10,005,817	1/19/2018	303,000	307,260	4,260
Turkish Lira	MSC	5,018,383	3/21/2018	1,222,502	1,293,581	71,079

Total Purchases				$87,816,653	$89,111,596	$1,294,943

Sales
Argentina Peso	MSC	5,842,517	1/2/2018	$313,595	$313,692	($97)
Argentina Peso	MSC	3,617,462	3/15/2018	196,388	186,988	9,400
Brazilian Real	MSC	3,969,954	1/3/2018	1,196,403	1,196,408	(5)
Brazilian Real	MSC	7,808,292	2/2/2018	2,371,729	2,345,271	26,458
Chilean Peso	MSC	195,026,629	1/4/2018	316,191	316,945	(754)
Chilean Peso	MSC	772,071,052	1/5/2018	1,255,604	1,254,754	850
Chilean Peso	MSC	573,064,723	1/16/2018	898,860	931,610	(32,750)
Chilean Peso	MSC	1,237,530,452	1/22/2018	2,000,730	2,012,136	(11,406)
Chilean Peso	MSC	185,625,866	2/5/2018	301,922	301,865	57
Chinese Yuan	MSC	2,798,351	1/12/2018	421,914	429,427	(7,513)
Chinese Yuan Offshore	JPM	1,991,640	3/21/2018	298,937	304,579	(5,642)
Chinese Yuan Offshore	SB	2,007,008	3/21/2018	301,000	306,929	(5,929)
Chinese Yuan Offshore	HSBC	2,014,647	3/21/2018	303,000	308,097	(5,097)
Czech Republic Koruna	MSC	31,238,038	1/3/2018	1,449,311	1,467,465	(18,154)
Euro	JPM	1,171,143	1/3/2018	1,209,453	1,405,437	(195,984)
Euro	MSC	15,949,469	1/31/2018	19,025,756	19,171,304	(145,548)
Euro	MSC	13,903,617	3/21/2018	16,560,457	16,760,518	(200,061)
Hong Kong Dollar	CITI	14,715,047	3/27/2018	1,902,526	1,886,802	15,724
Hong Kong Dollar	SB	4,720,320	3/27/2018	610,376	605,252	5,124
Hong Kong Dollar	DB	1,899,028	3/27/2018	244,465	243,498	967
Hong Kong Dollar	MSC	11,660,494	3/27/2018	1,499,298	1,495,139	4,159
Hong Kong Dollar	HSBC	7,419,454	3/27/2018	958,480	951,341	7,139
Hong Kong Dollar	SB	8,993,298	5/11/2018	1,161,000	1,154,114	6,886
Hong Kong Dollar	HSBC	11,714,787	9/19/2018	1,510,000	1,504,737	5,263
Hungarian Forint	MSC	223,409,010	3/21/2018	854,154	867,187	(13,033)
Indian Rupee	MSC	35,816,368	1/8/2018	554,916	560,646	(5,730)
Indian Rupee	MSC	20,288,041	2/2/2018	313,087	316,683	(3,596)
Indian Rupee	MSC	6,336,388	2/15/2018	97,693	98,745	(1,052)
Mexican Peso	MSC	123,001,083	1/26/2018	6,587,109	6,225,238	361,871
Mexican Peso	MSC	77,779,324	3/21/2018	4,002,285	3,900,921	101,364
New Taiwan Dollar	MSC	10,797,280	1/2/2018	360,999	362,830	(1,831)
New Taiwan Dollar	MSC	103,782,639	1/23/2018	3,458,056	3,493,303	(35,247)
New Taiwan Dollar	MSC	26,248,581	2/2/2018	886,493	884,130	2,363
New Taiwan Dollar	MSC	70,637,769	2/8/2018	2,348,721	2,380,157	(31,436)
New Taiwan Dollar	MSC	63,512,547	3/8/2018	2,123,307	2,143,694	(20,387)
Peruvian Nuevo Sol	MSC	1,593,194	1/16/2018	482,938	491,041	(8,103)
Peruvian Nuevo Sol	MSC	379,829	1/19/2018	115,529	117,054	(1,525)
Philippines Peso	MSC	12,167,833	1/3/2018	243,600	243,722	(122)
Philippines Peso	MSC	31,116,305	2/9/2018	604,425	622,472	(18,047)
Philippines Peso	MSC	22,306,898	2/22/2018	438,079	446,030	(7,951)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Sales
Polish Zloty	MSC	1,074,527	3/21/2018	$301,739	$308,922	($7,183)
Russian Ruble	MSC	55,327,223	2/12/2018	937,162	955,058	(17,896)
Singapore Dollar	MSC	570,244	3/21/2018	421,914	427,038	(5,124)
South African Rand	MSC	51,435,149	1/18/2018	3,550,778	4,153,594	(602,816)
South African Rand	MSC	26,298,167	3/22/2018	1,954,449	2,107,598	(153,149)
South Korean Won	MSC	1,572,796,974	1/16/2018	1,440,932	1,470,212	(29,280)
South Korean Won	MSC	327,256,725	1/22/2018	302,009	305,994	(3,985)
South Korean Won	MSC	646,087,022	2/2/2018	604,000	604,385	(385)
Turkish Lira	MSC	8,601,698	3/21/2018	2,154,929	2,217,244	(62,315)

Total Sales				$91,446,698	$92,558,206	($1,111,508)

Net Unrealized Appreciation/(Depreciation) on Foreign Currency Forward Contracts						$183,435

Counterparty:
BNP	-	BNP Paribas
CITI	-	Citibank
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
SB	-	Standard Bank plc

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$154,078
Total Interest Rate Contracts		154,078
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	269,241
Total Equity Contracts		269,241
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	2,338,981
Total Foreign Exchange Contracts		2,338,981

Total Asset Derivatives		$2,762,300

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	79,552
Total Interest Rate Contracts		79,552
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	59,386
Total Equity Contracts		59,386
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	2,155,546
Total Foreign Exchange Contracts		2,155,546

Total Liability Derivatives		$2,294,484

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,887,552
Total Equity Contracts		2,887,552
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(572,664)
Total Foreign Exchange Contracts		(572,664)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	269,653
Total Interest Rate Contracts		269,653

Total		$2,584,541

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	215,256
Total Interest Rate Contracts		215,256
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	104,282
Total Equity Contracts		104,282
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	224,755
Total Foreign Exchange Contracts		224,755

Total		$544,293

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$17,112,983
Interest Rate Contracts
Futures - Long	32,400,996
Futures - Short	22,333,152
Foreign Exchange Contracts
Contracts Purchased	89,904,807
Contracts Sold	103,330,359

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$16,401	$388,817	$405,218	$—	$—	—	$—	$414
Core Short-Term Reserve	25,832	429,411	416,927	—	—	3,832	38,316	375
Total Value and Income Earned	$42,233			$—	$—		$38,316	$789

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (99.4%)	Value
Consumer Discretionary (0.3%)
5,000	MGM Resorts International	$166,950
14,800	Taylor Morrison Home Corporation[a]	362,156

	Total	529,106

Diversified REITS (4.3%)
11,292	American Assets Trust, Inc.	431,806
12,450	Armada Hoffler Properties, Inc.	193,348
29,887	Colony NorthStar, Inc.	341,011
29,919	Empire State Realty Trust, Inc.	614,237
32,493	Forest City Realty Trust, Inc.	783,081
35,901	Gramercy Property Trust	957,121
28,414	Lexington Realty Trust	274,195
26,543	Liberty Property Trust	1,141,614
1,058	PS Business Parks, Inc.	132,345
88,760	Spirit Realty Capital, Inc.	761,561
41,046	Store Capital Corporation	1,068,838
69,734	VEREIT, Inc.	543,228
9,515	Washington REIT	296,107
10,500	Winthrop Realty Trust Liquidation Escrow[a,b]	60,165
3,450	WP Carey, Inc.	237,705

	Total	7,836,362

Health Care REITs (8.4%)
29,511	Brookdale Senior Living, Inc.[a]	286,257
69,942	HCP, Inc.	1,824,087
33,762	Healthcare Realty Trust, Inc.	1,084,436
53,919	Healthcare Trust of America, Inc.	1,619,727
24,564	Medical Properties Trust, Inc.	338,492
6,820	National Health Investors, Inc.	514,092
10,471	Omega Healthcare Investors, Inc.	288,371
66,070	Physicians Realty Trust	1,188,599
24,859	Sabra Health Care REIT, Inc.	466,604
17,822	Senior Housing Property Trust	341,291
53,320	Ventas, Inc.	3,199,733
66,777	Welltower, Inc.	4,258,369

	Total	15,410,058

Hotel & Resort REITs (6.5%)
12,300	Apple Hospitality REIT, Inc.	241,203
6,000	Ashford Hospitality Prime, Inc.	58,380
12,787	Chatham Lodging Trust	291,032
16,783	Chesapeake Lodging Trust	454,651
53,695	DiamondRock Hospitality Company	606,217
8,786	Hersha Hospitality Trust	152,876
18,433	Hilton Worldwide Holdings, Inc.	1,472,059
17,449	Hospitality Properties Trust	520,853
133,229	Host Hotels & Resorts, Inc.	2,644,596
14,805	LaSalle Hotel Properties	415,576
4,300	Marriott International, Inc.	583,639
20,250	MGM Growth Properties, LLC	590,288
27,800	Park Hotels & Resorts, Inc.	799,250
16,674	Pebblebrook Hotel Trust	619,773
33,084	RLJ Lodging Trust	726,856
2,500	Ryman Hospitality Properties	172,550
26,752	Summit Hotel Properties, Inc.	407,433
76,031	Sunstone Hotel Investors, Inc.	1,256,792

	Total	12,014,024

Industrial REITS (8.0%)
19,016	DCT Industrial Trust, Inc.	1,117,761
81,870	Duke Realty Corporation	2,227,683
6,524	EastGroup Properties, Inc.	576,591
42,696	First Industrial Realty Trust, Inc.	1,343,643
5,450	Monmouth Real Estate Investment Corporation	97,010
123,882	Prologis, Inc.	7,991,628
26,578	Rexford Industrial Realty, Inc.	775,014
12,400	STAG Industrial, Inc.	338,892
9,608	Terreno Realty Corporation	336,856

	Total	14,805,078

Mortgage REITS (0.3%)
19,500	AGNC Investment Corporation	393,705
10,000	Starwood Property Trust, Inc.	213,500

	Total	607,205

Office REITS (14.7%)
32,912	Alexandria Real Estate Equities, Inc.	4,297,978
38,098	Boston Properties, Inc.	4,953,883
41,430	Brandywine Realty Trust	753,612
30,697	City Office REIT, Inc.	399,368
24,707	Corporate Office Properties Trust	721,444
78,732	Cousins Properties, Inc.	728,271
31,057	Douglas Emmett, Inc.	1,275,200
14,700	Equity Commonwealth[a]	448,497
13,000	Franklin Street Properties Corporation	139,620
25,312	Highwoods Properties, Inc.	1,288,634
54,459	Hudson Pacific Properties, Inc.	1,865,221
22,525	JBG SMITH Properties	782,293
29,014	Kilroy Realty Corporation	2,165,895
29,405	Mack-Cali Realty Corporation	633,972
33,300	Paramount Group, Inc.	527,805
16,963	Piedmont Office Realty Trust, Inc.	332,644
24,477	SL Green Realty Corporation	2,470,464
43,550	Vornado Realty Trust	3,404,739

	Total	27,189,540

Real Estate Operating Companies (<0.1%)
3,000	Kennedy-Wilson Holdings, Inc.	52,050

	Total	52,050

Real Estate Services (0.2%)
6,619	CBRE Group, Inc.[a]	286,669

	Total	286,669

Residential REITS (18.2%)
32,953	American Campus Communities, Inc.	1,352,062
94,400	American Homes 4 Rent	2,061,696
48,034	Apartment Investment & Management Company	2,099,566
32,454	AvalonBay Communities, Inc.	5,790,118
16,947	Bluerock Residential Growth REIT, Inc.	171,334
21,931	Camden Property Trust	2,018,968
13,638	Education Realty Trust, Inc.	476,239
23,928	Equity Lifestyle Properties, Inc.	2,130,070
72,458	Equity Residential	4,620,647
18,185	Essex Property Trust, Inc.	4,389,313
92,300	Invitation Homes, Inc.	2,175,511
25,905	Mid-America Apartment Communities, Inc.	2,605,007
19,578	Sun Communities, Inc.	1,816,447
46,294	UDR, Inc.	1,783,245

	Total	33,490,223

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (99.4%)	Value
Retail REITS (18.9%)
35,413	Acadia Realty Trust	$968,900
11,209	Agree Realty Corporation	576,591
84,091	Brixmor Property Group, Inc.	1,569,138
17,639	CBL & Associates Properties, Inc.	99,837
11,320	Cedar Realty Trust, Inc.	68,826
83,206	DDR Corporation	745,526
15,795	Federal Realty Investment Trust	2,097,734
148,205	General Growth Properties, Inc.	3,466,515
65,987	Kimco Realty Corporation	1,197,664
18,436	Kite Realty Group Trust	361,346
21,791	Macerich Company	1,431,233
20,286	National Retail Properties, Inc.	874,935
12,026	Pennsylvania REIT	142,989
19,748	Ramco-Gershenson Properties Trust	290,888
14,077	Realty Income Corporation	802,670
44,142	Regency Centers Corporation	3,053,744
32,822	Retail Opportunity Investments Corporation	654,799
56,300	Retail Properties of America, Inc.	756,672
1,138	Saul Centers, Inc.	70,271
74,111	Simon Property Group, Inc.	12,727,823
15,133	Tanger Factory Outlet Centers, Inc.	401,176
12,647	Taubman Centers, Inc.	827,493
19,271	Urban Edge Properties	491,218
14,000	Urstadt Biddle Properties, Inc.	304,360
13,971	Washington Prime Group, Inc.	99,473
23,142	Weingarten Realty Investors	760,677

	Total	34,842,498

Specialized REITS (19.6%)

20,757	American Tower Corporation	2,961,401
9,750	Catchmark Timber Trust, Inc.	128,018
3,000	CoreCivic, Inc.	67,500
11,896	CoreSite Realty Corporation	1,354,954
23,342	Crown Castle International Corporation	2,591,195
58,672	CubeSmart	1,696,794
30,100	CyrusOne, Inc.	1,791,853
31,915	Digital Realty Trust, Inc.	3,635,119
6,632	EPR Properties	434,131
15,342	Equinix, Inc.	6,953,301
32,870	Extra Space Storage, Inc.	2,874,481
7,500	Four Corners Property Trust, Inc.	192,750
14,450	Gaming and Leisure Properties, Inc.	534,650
11,500	GEO Group, Inc.	271,400
14,750	InterXion Holding NVa	869,218
27,757	Iron Mountain, Inc.	1,047,272
9,258	Life Storage, Inc.	824,610
23,065	National Storage Affiliates Trust	628,752
5,182	Outfront Media, Inc.	120,222
22,183	Public Storage, Inc.	4,636,247
11,700	QTS Realty Trust, Inc.	633,672
4,500	SBA Communications Corporation[a]	735,120
31,430	Weyerhaeuser Company	1,108,222

	Total	36,090,882

	Total Common Stock (cost $152,977,413)	183,153,695

Shares or Principal Amount	Short-Term Investments (0.3%)
	Thrivent Core Short-Term Reserve Fund
65,400	1.510%	$653,997

	Total Short-Term Investments (cost $653,997)	653,997

	Total Investments (cost $153,631,410) 99.7%	$183,807,692

	Other Assets and Liabilities, Net 0.3%	528,888

	Total Net Assets 100.0%	$184,336,580

a	Non-income producing security.
b	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$41,054,750
Gross unrealized depreciation	(11,363,802)

Net unrealized appreciation (depreciation)	$29,690,948
Cost for federal income tax purposes	$154,116,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Real Estate Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	529,106	529,106	—	—
Diversified REITS	7,836,362	7,776,197	—	60,165
Health Care REITs	15,410,058	15,410,058	—	—
Hotel & Resort REITs	12,014,024	12,014,024	—	—
Industrial REITS	14,805,078	14,805,078	—	—
Mortgage REITS	607,205	607,205	—	—
Office REITS	27,189,540	27,189,540	—	—
Real Estate Operating Companies	52,050	52,050	—	—
Real Estate Services	286,669	286,669	—	—
Residential REITS	33,490,223	33,490,223	—	—
Retail REITS	34,842,498	34,842,498	—	—
Specialized REITS	36,090,882	36,090,882	—	—

Subtotal Investments in Securities	$183,153,695	$183,093,530	$—	$60,165

Other Investments *	Total
Short-Term Investments	653,997

Subtotal Other Investments	$653,997

Total Investments at Value	$183,807,692

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by affiliated portfolios. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending for the Portfolio. Thrivent Cash Management Trust is established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$—	$213	$213	$—	$—	—	$—	$—
Core Short-Term Reserve	1,163	19,510	20,019	—	—	65	654	7
Total Value and Income Earned	$1,163			$—	$—		$654	$7

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.8%)	Value	% of Net Assets
Consumer Discretionary (15.8%)
51,281	Boyd Gaming Corporation	$1,797,399	0.4%
34,429	Five Below, Inc.[a]	2,283,331	0.5%
15,557	LCI Industries	2,022,410	0.4%
14,904	Lithia Motors, Inc.	1,692,945	0.3%
14,965	Marriott Vacations Worldwide Corporation	2,023,418	0.4%
52,352	Penn National Gaming, Inc.[a]	1,640,188	0.3%
32,756	Scientific Games Corporation[a]	1,680,383	0.3%
9,773	Stamps.com, Inc.[a]	1,837,324	0.4%
22,004	TopBuild Corporation[a]	1,666,583	0.3%
60,034	Wolverine World Wide, Inc.	1,913,884	0.4%
	Other Securities^	60,041,895	12.1%

	Total	78,599,760

Consumer Staples (2.8%)
102,623	Darling Ingredients, Inc.[a]	1,860,555	0.4%
	Other Securities^	12,068,018	2.4%

	Total	13,928,573

Energy (3.1%)
41,335	PDC Energy, Inc.[a]	2,130,406	0.4%
	Other Securities^	13,200,504	2.7%

	Total	15,330,910

Financials (15.9%)
55,321	American Equity Investment Life Holding Company	1,700,014	0.3%
45,062	Columbia Banking System, Inc.	1,957,493	0.4%
31,542	Community Bank System, Inc.	1,695,382	0.3%
24,350	Evercore, Inc.	2,191,500	0.4%
41,039	First Financial Bankshares, Inc.[b]	1,848,807	0.4%
29,587	FirstCash, Inc.	1,995,643	0.4%
48,415	Glacier Bancorp, Inc.	1,907,067	0.4%
28,216	Green Dot Corporation[a]	1,700,296	0.3%
33,194	ProAssurance Corporation	1,897,037	0.4%
36,143	Selective Insurance Group, Inc.	2,121,594	0.4%
	Other Securities^	60,156,481	12.2%

	Total	79,171,314

Health Care (13.1%)
22,050	Cantel Medical Corporation	2,268,284	0.5%
9,967	Chemed Corporation	2,422,180	0.5%
32,593	Haemonetics Corporation[a]	1,893,001	0.4%
9,314	ICU Medical, Inc.[a]	2,011,824	0.4%
39,274	Integra LifeSciences Holdings Corporation[a]	1,879,654	0.4%
13,098	Ligand Pharmaceuticals, Inc.[a]	1,793,509	0.4%
97,655	Nektar Therapeutics[a]	5,831,957	1.2%
23,723	Neogen Corporation[a]	1,950,268	0.4%
	Other Securities^	44,927,387	8.9%

	Total	64,978,064

Industrials (19.1%)
24,268	Applied Industrial Technologies, Inc.	1,652,651	0.3%
30,614	Barnes Group, Inc.	1,936,948	0.4%
45,412	Healthcare Services Group, Inc.	2,394,121	0.5%
39,132	Hillenbrand, Inc.	1,749,200	0.4%
19,617	John Bean Technologies Corporation	2,173,564	0.4%
20,045	Moog, Inc.[a]	1,740,908	0.3%
30,981	On Assignment, Inc.[a]	1,991,149	0.4%
32,225	SkyWest, Inc.	1,711,148	0.3%
35,282	Tetra Tech, Inc.	1,698,828	0.3%
18,413	Trex Company, Inc.[a]	1,995,785	0.4%
	Other Securities^	75,902,357	15.4%

	Total	94,946,659

Information Technology (13.2%)
24,646	Advanced Energy Industries, Inc.[a]	1,663,112	0.3%
15,261	CACI International, Inc.[a]	2,019,793	0.4%
37,856	Lumentum Holdings, Inc.[a,b]	1,851,158	0.4%
11,293	Rogers Corporation[a]	1,828,563	0.4%
	Other Securities^	58,193,474	11.7%

	Total	65,556,100

Materials (5.3%)
31,460	H.B. Fuller Company	1,694,750	0.3%
26,268	Ingevity Corporation[a]	1,851,106	0.4%
	Other Securities^	22,576,906	4.6%

	Total	26,122,762

Real Estate (5.7%)
21,300	EastGroup Properties, Inc.	1,882,494	0.4%
	Other Securities^	26,489,223	5.3%

	Total	28,371,717

Telecommunications Services (1.1%)
	Other Securities^	5,666,020	1.1%

	Total	5,666,020

Utilities (2.7%)
31,627	ALLETE, Inc.	2,351,784	0.5%
40,050	Avista Corporation	2,062,175	0.4%
29,961	Spire, Inc.	2,251,569	0.4%
	Other Securities^	6,673,115	1.4%

	Total	13,338,643

	Total Common Stock (cost $351,113,815)	486,010,522

	Collateral Held for Securities Loaned (4.6%)
23,049,655	Thrivent Cash Management Trust	23,049,655	4.6%

	Total Collateral Held for Securities Loaned (cost $23,049,655)	23,049,655

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (1.7%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
747,196	1.510%	$7,471,965	1.5%
	Other Securities^	799,115	0.2%

	Total Short-Term Investments (cost $8,271,134)	8,271,080

	Total Investments (cost $382,434,604) 104.1%	$517,331,257

	Other Assets and Liabilities, Net (4.1%)	(20,587,995)

	Total Net Assets 100.0%	$496,743,262

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$22,218,607

Total lending	$22,218,607
Gross amount payable upon return of collateral for securities loaned	$23,049,655

Net amounts due to counterparty	$831,048

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$152,618,263
Gross unrealized depreciation	(21,390,164)

Net unrealized appreciation (depreciation)	$131,228,099
Cost for federal income tax purposes	$396,090,408

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	78,599,760	78,599,760	—	—
Consumer Staples	13,928,573	13,928,573	—	—
Energy	15,330,910	15,330,910	—	—
Financials	79,171,314	79,171,314	—	—
Health Care	64,978,064	64,978,064	—	—
Industrials	94,946,659	94,946,659	—	—
Information Technology	65,556,100	65,556,100	—	—
Materials	26,122,762	26,122,762	—	—
Real Estate	28,371,717	28,371,717	—	—
Telecommunications Services	5,666,020	5,666,020	—	—
Utilities	13,338,643	13,338,643	—	—
Short-Term Investments	799,115	—	799,115	—

Subtotal Investments in Securities	$486,809,637	$486,010,522	$799,115	$—

Other Investments *	Total
Short-Term Investments	7,471,965
Collateral Held for Securities Loaned	23,049,655

Subtotal Other Investments	$30,521,620

Total Investments at Value	$517,331,257

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	33,315	33,315	—	—

Total Asset Derivatives	$33,315	$33,315	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Small Cap Index Portfolio’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $799,115 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CME E-mini Russell 2000 Index	130	March 2018	$9,953,935	$33,315

Total Futures Long Contracts				$33,315

Total Futures Contracts				$33,315

Reference Description:

CME - Chicago Mercantile Exchange

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$33,315
Total Equity Contracts		33,315

Total Asset Derivatives		$33,315

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,278,976
Total Equity Contracts		1,278,976

Total		$1,278,976

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	188,388
Total Equity Contracts		188,388

Total		$188,388

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$13,938,785
Futures - Short	294,051

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017- 12/31/2017
Cash Management Trust- Collateral Investment	$23,458	$162,066	$162,474	$—	$—	23,050	$23,050	$421
Core Short-Term Reserve	9,304	82,078	83,910	—	—	747	7,472	156
Total Value and Income Earned	$32,762			$—	$—		$30,522	$577

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (92.5%)	Value
Consumer Discretionary (10.9%)
34,616	Cedar Fair, LP	$2,249,694
58,410	Children’s Place, Inc.[a]	8,489,893
195,173	Core-Mark Holding Company, Inc.	6,163,563
73,690	G-III Apparel Group, Ltd.[b]	2,718,424
221,600	Michaels Companies, Inc.[b]	5,360,504
150,320	Nutrisystem, Inc.	7,906,832
46,110	Oxford Industries, Inc.	3,467,011
38,070	Papa John’s International, Inc.[a]	2,136,108
223,530	Pinnacle Entertainment, Inc.[b]	7,316,137
33,980	Stamps.com, Inc.[b]	6,388,240
170,205	Tupperware Brands Corporation	10,671,853
92,800	Zoe’s Kitchen, Inc.[b]	1,551,616
114,940	Zumiez, Inc.[b]	2,393,626

	Total	66,813,501

Consumer Staples (3.9%)
33,904	Blue Buffalo Pet Products, Inc.[a,b]	1,111,712
591,610	Cott Corporation	9,856,223
44,580	John B. Sanfilippo & Son, Inc.	2,819,685
130,080	MGP Ingredients, Inc.	10,000,550

	Total	23,788,170

Energy (2.8%)
305,860	Callon Petroleum Company[a,b]	3,716,199
163,140	Oil States International, Inc.[b]	4,616,862
118,540	RPC, Inc.[a]	3,026,326
443,600	WPX Energy, Inc.[b]	6,241,452

	Total	17,600,839

Financials (23.3%)
89,687	Argo Group International Holdings, Ltd.	5,529,204
236,972	Assured Guaranty, Ltd.	8,026,242
210,240	BancorpSouth Bank	6,612,048
112,902	Chemical Financial Corporation	6,036,870
251,768	CoBiz Financial, Inc.	5,032,842
72,560	First Interstate BancSystem, Inc.	2,906,028
158,994	Hamilton Lane, Inc.	5,626,798
119,810	Hancock Holding Company	5,930,595
280,781	Hanmi Financial Corporation	8,521,703
62,709	Hanover Insurance Group, Inc.	6,777,589
176,390	Heritage Commerce Corporation	2,702,295
210,711	Hope Bancorp, Inc.	3,845,476
143,224	Horace Mann Educators Corporation	6,316,178
136,907	Houlihan Lokey, Inc.	6,219,685
96,386	IBERIABANK Corporation	7,469,915
53,108	Infinity Property & Casualty Corporation	5,629,448
12,920	Investment Technology Group, Inc.	248,710
152,550	National Bank Holdings Corporation	4,947,197
70,670	Primerica, Inc.	7,176,538
235,780	Santander Consumer USA Holdings Inc.	4,390,224
124,839	Seacoast Banking Corporation of Florida[b]	3,147,191
95,426	State Auto Financial Corporation	2,778,805
235,314	Sterling Bancorp	5,788,724
118,981	Stifel Financial Corporation	7,086,508
214,730	Synovus Financial Corporation	10,294,156
132,090	United Community Banks, Inc.	3,717,013

	Total	142,757,982

Health Care (9.1%)
6,763	Align Technology, Inc.[b]	1,502,671
142,980	Catalent, Inc.[b]	5,873,618
23,163	Chemed Corporation	5,629,072
26,168	Heska Corporation[b]	2,098,935
147,660	HMS Holdings Corporation[b]	2,502,837
149,890	Myriad Genetics, Inc.[b]	5,147,972
49,920	Neurocrine Biosciences, Inc.[a,b]	3,873,293
91,723	NuVasive, Inc.[b]	5,364,878
171,180	Omnicell, Inc.[b]	8,302,230
80,290	PerkinElmer, Inc.	5,870,805
24,170	Teleflex, Inc.	6,013,980
35,164	West Pharmaceutical Services, Inc.	3,469,632

	Total	55,649,923

Industrials (19.1%)
56,990	AGCO Corporation	4,070,796
201,340	AZZ, Inc.	10,288,474
74,620	BWX Technologies, Inc.	4,513,764
32,420	Curtiss-Wright Corporation	3,950,377
130,830	Encore Wire Corporation	6,364,879
80,030	Genesee & Wyoming, Inc.[b]	6,300,762
45,982	Granite Construction, Inc.	2,916,638
87,540	ICF International, Inc.[b]	4,595,850
24,298	KeyW Holding Corporation[a,b]	142,629
208,760	Kirby Corporation[b]	13,945,168
47,920	Lindsay Corporation	4,226,544
519,899	MRC Global, Inc.[b]	8,796,691
85,740	Orbital ATK, Inc.	11,274,810
85,220	Oshkosh Corporation	7,745,646
129,896	Raven Industries, Inc.	4,461,928
37,447	Saia, Inc.[b]	2,649,375
134,180	Terex Corporation[a]	6,470,160
83,550	TransUnion[b]	4,591,908
20,777	Valmont Industries, Inc.	3,445,865
89,556	Waste Connections, Inc.	6,353,103

	Total	117,105,367

Information Technology (16.1%)
49,978	Arista Networks, Inc.[b]	11,773,817
101,790	Belden, Inc.	7,855,134
52,480	Booz Allen Hamilton Holding Corporation	2,001,062
276,850	Ciena Corporation[b]	5,794,471
309,710	Computer Sciences Government Services, Inc.	9,266,523
174,280	Dolby Laboratories, Inc.	10,805,360
44,877	DST Systems, Inc.	2,785,515
52,230	Envestnet, Inc.[b]	2,603,666
51,630	Guidewire Software, Inc.[b]	3,834,044
121,930	M/A-COM Technology Solutions Holdings, Inc.[a,b]	3,967,602
90,750	Microsemi Corporation[b]	4,687,238
197,790	National Instruments Corporation	8,233,998
146,235	Pegasystems, Inc.	6,894,980
77,790	Plexus Corporation[b]	4,723,409
23,458	Q2 Holdings, Inc.[b]	864,427
263,326	SailPoint Technologies Holdings, Inc.[b]	3,818,227
198,985	Virtusa Corporation[b]	8,771,259

	Total	98,680,732

Materials (3.1%)
62,810	Balchem Corporation	5,062,486
13,620	Materion Corporation	661,932
37,090	Neenah, Inc.	3,362,208
42,244	Scotts Miracle-Gro Company	4,519,686

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (92.5%)	Value
Materials (3.1%) - continued
72,440	Sensient Technologies Corporation	$5,298,986

	Total	18,905,298

Real Estate (2.0%)
221,435	Cousins Properties, Inc.	2,048,274
55,290	CyrusOne, Inc.	3,291,413
118,310	Physicians Realty Trust	2,128,397
140,499	Terreno Realty Corporation	4,925,895

	Total	12,393,979

Utilities (2.2%)
89,990	MDU Resources Group, Inc.	2,418,931
68,080	New Jersey Resources Corporation	2,736,816
115,030	PNM Resources, Inc.	4,652,964
44,370	Southwest Gas Holdings, Inc.	3,570,898

	Total	13,379,609

	Total Common Stock (cost $411,767,817)	567,075,400

	Registered Investment Companies (4.4%)
Equity Funds/Exchange Traded Funds (4.4%)
101,850	Materials Select Sector SPDR Fund	6,164,981
46,910	SPDR S&P Biotech ETF	3,981,252
186,120	SPDR S&P Metals & Mining ETF	6,769,184
89,600	SPDR S&P Oil & Gas Exploration & Production ETF	3,331,328
247,140	VanEck Vectors Oil Services ETF	6,437,997

	Total	26,684,742

	Total Registered Investment Companies (cost $22,578,191)	26,684,742

	Collateral Held for Securities Loaned (3.7%)
22,738,775	Thrivent Cash Management Trust	22,738,775

	Total Collateral Held for Securities Loaned (cost $22,738,775)	22,738,775

Shares or Principal Amount	Short-Term Investments (3.1%)
	Thrivent Core Short-Term Reserve Fund
1,913,153	1.510%	19,131,530

	Total Short-Term Investments (cost $19,131,530)	19,131,530

	Total Investments (cost $476,216,313) 103.7%	$635,630,447

	Other Assets and Liabilities, Net (3.7%)	(22,448,340)

	Total Net Assets 100.0%	$613,182,107

a	All or a portion of the security is on loan.
b	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$22,159,086

Total lending	$22,159,086
Gross amount payable upon return of collateral for securities loaned	$22,738,775

Net amounts due to counterparty	$579,689

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$164,956,704
Gross unrealized depreciation	(5,063,822)

Net unrealized appreciation (depreciation)	$159,892,882
Cost for federal income tax purposes	$475,737,565

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	66,813,501	66,813,501	—	—
Consumer Staples	23,788,170	23,788,170	—	—
Energy	17,600,839	17,600,839	—	—
Financials	142,757,982	142,757,982	—	—
Health Care	55,649,923	55,649,923	—	—
Industrials	117,105,367	117,105,367	—	—
Information Technology	98,680,732	98,680,732	—	—
Materials	18,905,298	18,905,298	—	—
Real Estate	12,393,979	12,393,979	—	—
Utilities	13,379,609	13,379,609	—	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	26,684,742	26,684,742	—	—

Subtotal Investments in Securities	$593,760,142	$593,760,142	$—	$—

Other Investments *	Total
Short-Term Investments	19,131,530
Collateral Held for Securities Loaned	22,738,775

Subtotal Other Investments	$41,870,305

Total Investments at Value	$635,630,447

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated portfolios.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$11,513	$260,662	$249,436	$—	$—	22,739	$22,739	$146
Core Short-Term Reserve	12,950	124,468	118,286	—	—	1,913	19,132	157
Total Value and Income Earned	$24,463			$—	$—		$41,871	$303

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017	Aggressive Allocation Portfolio		Balanced Income Plus Portfolio		Diversified Income Plus Portfolio	Government Bond Portfolio
Assets
Investments at cost	$1,108,444,771		$397,997,462		$692,589,502	$256,302,649
Investments in unaffiliated securities at value	720,697,434		385,467,955		619,149,387	245,900,746
Investments in affiliated securities at value	643,050,828		50,322,642		113,938,774	11,030,246
Cash	85,367	(a)	299,156	(b)	514,543 (c)	—
Dividends and interest receivable	571,582		1,391,539		3,070,379	571,173
Prepaid expenses	3,869		1,950		2,521	1,514
Receivable for:
Investments sold	658,476		4,200,657		4,456,732	—
Fund shares sold	1,123,087		33,770		77,991	6,958
Expense reimbursements	225,738		—		—	—
Variation margin on open future contracts	1,652,216		54,869		124,906	3,375
Receivable from affiliate	—		—		—	—
Total Assets	1,368,068,597		441,772,538		741,335,233	257,514,012
Liabilities
Accrued expenses	84,129		64,459		66,520	21,675
Cash overdraft	—		—		—	3
Payable for:
Investments purchased	482,170		4,297,437		4,590,239	—
Investments purchased on a delayed delivery basis	13,470,836		29,949,413		57,325,598	57,926,640
Return of collateral for securities loaned	39,609,782		5,087,700		2,212,375	—
Fund shares redeemed	82,567		49,196		40,267	41,214
Variation margin on open future contracts	927,680		16,085		74,163	4,828
Investment advisory fees	812,195		187,299		228,437	59,394
Administrative service fees	21,007		6,470		10,851	3,224
Director fees	667		440		643	182
Director deferred compensation	59,851		90,036		57,613	49,555
Commitments and contingent liabilities^	—		—		—	—
Mortgage dollar roll deferred revenue	5,461		10,381		19,256	23,933
Total Liabilities	55,556,345		39,758,916		64,625,962	58,130,648
Net Assets
Capital stock (beneficial interest)	958,511,697		349,637,614		617,776,920	199,201,746
Accumulated undistributed net investment income/(loss)	9,353,456		9,797,683		20,714,774	26,525
Accumulated undistributed net realized gain/(loss)	87,290,460		4,952,319		(1,901,195)	(461,669)
Net unrealized appreciation/(depreciation) on:
Investments	183,826,149		37,784,131		40,491,822	628,343
Affiliated investments	71,477,342		9,004		6,837	—
Futures contracts	2,052,757		(171,122)		(382,968)	(11,581)
Foreign currency transactions	391		3,993		3,081	—
Total Net Assets	$1,312,512,252		$402,013,622		$676,709,271	$199,383,364
Shares of beneficial interest outstanding	74,978,626		26,156,795		82,236,312	18,211,707
Net asset value per share	$17.51		$15.37		$8.23	$10.95

(a)	Includes foreign currency holdings of $317 (cost $313).
(b)	Includes foreign currency holdings of $230 (cost $226).
(c)	Includes foreign currency holdings of $231 (cost $228).
(d)	Includes foreign currency holdings of $229 (cost $226).
(e)	Includes foreign currency holdings of $35,412 (cost $34,273).
(f)	Includes foreign currency holdings of $924 (cost $918).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Growth and Income Plus Portfolio		High Yield Portfolio	Income Portfolio		Large Cap Growth Portfolio	Large Cap Index Portfolio	Large Cap Stock Portfolio		Large Cap Value Portfolio

$94,609,074		$817,821,021	$1,541,657,304		$839,448,530	$582,358,868	$827,921,419		$1,073,672,933
92,289,051		798,046,162	1,496,315,357		1,164,482,393	927,351,104	1,030,439,380		1,544,808,155
13,007,950		35,109,409	82,878,032		98,170,601	30,521,913	60,602,484		27,285,242
45,687	(d)	4,869,693	168,380	(e)	—	5,132	—		84,240
268,790		11,930,428	14,373,433		373,709	959,663	1,292,269		1,569,146
1,284		2,953	4,446		3,687	3,041	3,419		4,474

1,376,735		24,298	6,189		—	985,291	—		—
—		169,260	690,398		104,650	654,778	2,750		33,212
10,635		—	—		—	—	—		—
14,156		—	57,937		—	—	8,297,388		—
—		—	—		—	—	893,111		—
107,014,288		850,152,203	1,594,494,172		1,263,135,040	960,480,922	1,101,530,801		1,573,784,469

58,001		27,970	35,782		24,766	34,041	67,931		26,360
—		—	—		—	—	885,008	(f)	—

1,409,562		—	—		—	324,973	—		—
5,061,759		—	70,204,268		—	—	—		—
1,361,300		334,500	3,437,720		66,465,125	15,093,925	5,612,125		42,200
21,621		70,907	73,385		352,328	59,380	137,184		31,556
11,795		—	224,192		—	62,588	8,869,549		—
54,332		288,022	514,724		406,423	159,276	547,855		795,304
1,588		13,681	24,449		19,305	15,131	17,455		25,184
182		782	1,210		977	801	899		1,227
19,746		160,905	244,790		313,938	107,120	182,168		166,909
—		—	—		—	—	—		—
1,717		—	26,907		—	—	—		—
8,001,603		896,767	74,787,427		67,582,862	15,857,235	16,320,174		1,088,740

86,156,851		864,091,928	1,472,288,288		720,270,461	567,122,878	747,468,972		993,196,380
1,696,199		479,725	372,268		38,596	14,583,848	12,809,797		21,840,845
505,216		(30,650,767)	8,623,072		52,038,657	(12,683,812)	63,831,496		59,238,040

10,686,834		15,334,550	37,536,085		423,204,464	375,514,149	263,120,445		498,420,464
1,093		—	—		—	—	—		—
(35,077)		—	885,894		—	86,624	(2,043,783)		—
1,569		—	1,138		—	—	23,700		—
$99,012,685		$849,255,436	$1,519,706,745		$1,195,552,178	$944,623,687	$1,085,210,627		$1,572,695,729
8,680,225		174,796,352	147,112,915		33,669,677	25,560,789	75,498,670		82,907,475
$11.41		$4.86	$10.33		$35.51	$36.96	$14.37		$18.97

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2017	Limited Maturity Bond Portfolio	Low Volatility Equity Portfolio		Mid Cap Index Portfolio	Mid Cap Stock Portfolio
Assets
Investments at cost	$920,955,972	$9,823,017		$335,454,286	$1,271,774,443
Investments in unaffiliated securities at value	882,464,466	9,162,491		389,133,662	1,670,540,674
Investments in affiliated securities at value	35,327,445	1,206,497		32,919,689	119,769,068
Cash	—	382	(a)	—	35,429
Dividends and interest receivable	3,655,849	13,248		558,607	1,605,624
Prepaid expenses	3,107	1,844		1,891	4,865
Receivable for:
Investments sold	1,514,652	—		280,466	12,316,596
Investments sold on a delayed delivery basis	—	—		—	—
Fund shares sold	138,369	70,713		129,838	107,109
Expense reimbursements	—	9,751		—	—
Variation margin on open future contracts	68,031	1,350		—	—
Total Assets	923,171,919	10,466,276		423,024,153	1,804,379,365
Liabilities
Accrued expenses	24,303	29,914		26,219	28,102
Cash overdraft	1,109,482	—		—	—
Payable for:
Investments purchased	—	—		924,209	8,932,359
Investments purchased on a delayed delivery basis	13,957,116	—		—	—
Return of collateral for securities loaned	1,467,750	—		26,704,307	30,797,450
Fund shares redeemed	26,393	28		64,218	102,430
Variation margin on open future contracts	186,424	—		40,068	—
Investment advisory fees	307,756	4,951		66,660	942,725
Administrative service fees	14,618	157		6,333	28,239
Director fees	801	182		440	1,325
Director deferred compensation	184,955	—		30,844	258,066
Commitments and contingent liabilities^	—	—		—	—
Mortgage dollar roll deferred revenue	5,222	—		—	—
Total Liabilities	17,284,820	35,232		27,863,298	41,090,696
Net Assets
Capital stock (beneficial interest)	909,939,617	9,865,466		291,185,028	1,112,052,189
Accumulated undistributed net investment income/(loss)	378,162	(2,049)		4,187,724	5,709,782
Accumulated undistributed net realized gain/(loss)	(1,594,706)	13,258		13,164,279	126,991,399
Net unrealized appreciation/(depreciation) on:
Investments	(3,164,061)	545,971		86,599,065	518,535,299
Affiliated investments	—	—		—	—
Futures contracts	328,087	8,355		24,759	—
Foreign currency transactions	—	43		—	—
Total Net Assets	$905,887,099	$10,431,044		$395,160,855	$1,763,288,669
Shares of beneficial interest outstanding	91,804,849	957,610		20,813,983	84,706,590
Net asset value per share	$9.87	$10.89		$18.99	$20.82

(a)	Includes foreign currency holdings of $382 (cost $378).
(b)	Includes foreign currency holdings of $247 (cost $243).
(c)	Includes foreign currency holdings of $289 (cost $286).
(d)	Includes foreign currency holdings of $4 (cost $4).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.
(#)	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Moderate Allocation Portfolio		Moderately Aggressive Allocation Portfolio		Moderately Conservative Allocation Portfolio		Money Market Portfolio		Multidimensional Income Portfolio	Opportunity Income Plus Portfolio	Partner All Cap Portfolio

$9,541,651,901		$5,313,452,079		$5,280,548,315		$158,967,503		$21,601,457	$201,828,283	$87,933,983
6,724,269,037		3,493,445,972		3,575,329,801		158,967,503	*	18,829,198	157,264,512	110,481,817
4,300,998,346		2,962,414,156		2,192,671,614		—		2,959,394	45,943,283	945,448
1,412,078	(b)	616,547	(c)	974,631	(d)	4,501		11,089	260,950	8,595
19,485,007		6,980,150		13,201,933		200,556		132,046	881,082	129,592
23,590		14,503		12,438		1,250		1,872	1,440	1,309

2,532,269		1,656,635		418,278		—		—	79,693	—
1,215,156		211,551		352,586		—		—	—	—
32,006		20,363		—		85,090		2,145	1,689	21
1,517,000		1,193,564		561,156		—		7,131	—	—
8,041,060		6,962,614		2,157,869		—		375	24,713	—
11,059,525,549		6,473,516,055		5,785,680,306		159,258,900		21,943,250	204,457,362	111,566,782

146,694		123,569		87,695		18,878		30,930	33,577	16,479
—		—		—		—		—	—	—

1,847,425		1,215,458		312,160		3,088,830		1,337	137,618	—
833,312,545		266,834,144		631,725,896		—		1,922,360	27,213,862	—
21,084,029		15,016,041		11,710,725		—		—	110,000	—
492,864		491,442		337,313		5,095		2,144	24,605	17,182
1,082,173		2,497,071		122,939		—		1,625	7,141	—
5,114,816		3,423,539		2,443,550		46,937		9,325	74,563	61,359
163,857		99,234		82,670		2,548		322	2,833	1,793
4,322		2,416		2,256		182		182	182	182
326,844		189,393		173,275		—		—	23,654	23,592
—		—		—		—		—	—	—
323,486		103,447		246,117		—		706	9,029	—
863,899,055		289,995,754		647,244,596		3,162,470		1,968,931	27,637,064	120,587

8,212,033,354		4,676,223,916		4,446,205,671		156,091,542		19,782,217	177,719,350	81,939,167
176,122,951		80,911,532		104,809,506		7,963		(1,539)	142,818	571,692
320,356,100		281,322,990		99,365,795		(3,075)		1,077	(2,362,767)	5,442,054

917,112,891		648,137,597		321,463,004		—		186,217	1,373,719	23,493,282
566,502,591		494,270,452		165,990,096		—		918	5,793	—
3,493,277		2,652,046		601,638		—		5,429	(58,615)	—
5,330		1,768		—		—		—	—	—
$10,195,626,494		$6,183,520,301		$5,138,435,710		$156,096,430		$19,974,319	$176,820,298	$111,446,195
676,690,873		377,080,927		377,351,333		156,089,674		1,981,336	17,331,934	7,169,474
$15.07		$16.40		$13.62		$1.00		$10.08	$10.20	$15.54

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2017	Partner Emerging Markets Equity Portfolio		Partner Growth Stock Portfolio
Assets
Investments at cost	$74,057,626		$115,521,490
Investments in unaffiliated securities at value	92,381,378		181,953,894
Investments in affiliated securities at value	1,802,775		1,831,752
Cash	35,952	(a)	—
Initial margin deposit on open futures contracts	—		—
Initial margin deposit on open currency contracts	—		—
Dividends and interest receivable	138,053		87,837
Prepaid expenses	1,248		1,434
Receivable for:
Investments sold	240,539		59,123
Fund shares sold	20,220		624,281
Expense reimbursements	14,999		—
Variation margin on open future contracts	—		—
Unrealized gain on forward contracts	—		—
Total Assets	94,635,164		184,558,321
Liabilities
Accrued expenses	71,769		31,137
Payable for:
Investments purchased	18,735		746,020
Return of collateral for securities loaned	—		—
Fund shares redeemed	3,210		1,022
Variation margin on open future contracts	—		—
Investment advisory fees	87,555		100,506
Administrative service fees	1,457		2,938
Director fees	182		182
Director deferred compensation	18,741		25,050
Unrealized loss on forward contracts	—		—
Commitments and contingent liabilities^	—		—
Total Liabilities	201,649		906,855
Net Assets
Capital stock (beneficial interest)	74,962,377		103,309,447
Accumulated undistributed net investment income/(loss)	1,119,579		244,977
Accumulated undistributed net realized gain/(loss)	(1,775,625)		11,832,847
Net unrealized appreciation/(depreciation) on:
Investments	20,126,527		68,264,156
Futures contracts	—		—
Foreign currency forward contracts	—		—
Foreign currency transactions	657		39
Total Net Assets	$94,433,515		$183,651,466
Shares of beneficial interest outstanding	6,540,592		7,720,335
Net asset value per share	$14.44		$23.79

(a)	Includes foreign currency holdings of $35,952 (cost $35,063).
(b)	Includes foreign currency holdings of $731 (cost $726).
(c)	Includes foreign currency holdings of $6,632,248 (cost $6,449,863).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Partner Healthcare Portfolio	Partner Worldwide Allocation Portfolio		Real Estate Securities Portfolio	Small Cap Index Portfolio	Small Cap Stock Portfolio

$189,602,131	$1,780,762,886		$153,631,410	$382,434,604	$476,216,313
188,937,383	2,013,528,669		183,153,695	486,809,637	593,760,142
4,395,925	38,316,110		653,997	30,521,620	41,870,305
731 (b)	6,647,264	(c)	—	—	35
—	799,293		—	—	—
—	3,680,000		—	—	—
250,480	6,002,235		857,317	657,813	468,421
1,493	5,454		1,484	2,127	2,379

—	2,328,763		—	2,622,549	1,688,712
5,360	702,361		2,751	193,979	59,216
17,732	67,334		—	—	—
—	2,275,056		—	—	—
8,648	2,338,981		—	—	—
193,617,752	2,076,691,520		184,669,244	520,807,725	637,849,210

19,730	406,419		16,950	31,579	21,397

—	3,931,463		—	666,043	1,367,065
—	—		—	23,049,655	22,738,775
37,344	44,906		136,479	84,079	15,056
—	2,183,159		—	69,268	—
145,912	1,411,666		124,925	83,933	345,940
3,119	32,804		2,967	7,974	9,864
182	1,602		182	516	593
18,742	242,477		51,161	71,416	168,413
79,809	2,155,546		—	—	—
—	—		—	—	—
304,838	10,410,042		332,664	24,064,463	24,667,103

190,645,652	1,695,910,699		150,617,795	333,540,762	404,679,271
1,785,786	44,382,275		3,437,670	5,124,048	2,323,298
(2,780,290)	54,168,470		104,833	23,148,484	46,765,404

3,731,177	271,081,893		30,176,282	134,896,653	159,414,134
—	284,381		—	33,315	—
(71,161)	183,435		—	—	—
1,750	270,325		—	—	—
$193,312,914	$2,066,281,478		$184,336,580	$496,743,262	$613,182,107
10,810,322	187,462,106		7,616,599	25,877,522	29,189,543
$17.88	$11.02		$24.20	$19.20	$21.01

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017	Aggressive Allocation Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Government Bond Portfolio
Investment Income
Dividends	$6,930,397	$4,797,045	$5,332,726	$157,641
Interest	452,369	6,855,395	16,438,525	3,508,527
Income from mortgage dollar rolls	319,076	440,466	763,578	1,083,666
Income from securities loaned, net	17,198	28,521	25,763	9,882
Income from affiliated investments	7,408,055	471,621	1,055,720	157,678
Non cash income	—	—	—	—
Foreign tax withholding	(43,896)	(183,197)	(169,637)	—
Total Investment Income	15,083,199	12,409,851	23,446,675	4,917,394
Expenses
Adviser fees	8,768,803	2,100,471	2,494,954	698,202
Administrative service fees	306,527	152,562	198,510	117,902
Audit and legal fees	37,174	33,712	35,881	31,144
Custody fees	178,564	112,003	114,641	15,131
Insurance expenses	9,006	5,970	6,849	5,271
Directors’ fees	34,388	28,114	30,782	13,043
Other expenses	34,398	60,797	68,981	19,876
Total Expenses Before Reimbursement	9,368,860	2,493,629	2,950,598	900,569
Less:
Reimbursement from adviser	(2,468,096)	—	—	—
Total Net Expenses	6,900,764	2,493,629	2,950,598	900,569
Net Investment Income/(Loss)	8,182,435	9,916,222	20,496,077	4,016,825
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	48,532,055	9,151,620	8,301,372	423,895
Distributions of realized capital gains from affiliated investments	9,784,403	484	1,210	213
Net increase from payments by affiliates	—	—	—	—
Written option contracts	—	40,005	58,849	—
Futures contracts	34,926,294	(1,186,212)	(1,807,490)	47,883
Foreign currency and forward contract transactions	(3,743)	(13,210)	(10,266)	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	76,949,875	24,241,160	28,572,829	1,289,010
Affiliated investments	51,820,443	9,004	6,837	—
Futures contracts	680,027	(201,563)	(436,936)	(11,581)
Foreign currency transactions	2,349	7,186	6,715	—
Net Realized and Unrealized Gains/(Losses)	222,691,703	32,048,474	34,693,120	1,749,420
Net Increase/(Decrease) in Net Assets Resulting From Operations	$230,874,138	$41,964,696	$55,189,197	$5,766,245

(*)	Net increase from payments by affiliates. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Growth and Income Plus Portfolio	High Yield Portfolio	Income Portfolio	Large Cap Growth Portfolio	Large Cap Index Portfolio	Large Cap Stock Portfolio	Large Cap Value Portfolio

$1,288,911	$624,947	$1,308,024	$8,685,494	$16,397,996	$16,797,041	$30,747,359
910,095	47,870,540	52,081,462	18,044	10,684	835,315	148
70,816	—	1,398,741	—	—	—	—
—	581,193	163,241	—	17,195	141,822	29,981
102,799	402,860	900,313	491,362	297,785	607,133	451,797
160,756	—	—	—	—	2,222,331	—
(61,986)	—	—	—	—	(909,684)	(59,057)
2,471,391	49,479,540	55,851,781	9,194,900	16,723,660	19,693,958	31,170,228

600,011	3,308,084	5,919,225	4,478,380	1,645,417	6,067,158	8,634,319
97,539	237,134	361,163	292,723	236,315	270,715	353,420
32,403	36,997	40,106	35,066	35,355	36,399	36,787
95,775	19,343	40,330	25,662	43,977	123,198	38,161
4,862	7,750	10,415	8,922	7,420	8,366	10,047
9,841	50,099	78,082	75,608	43,454	56,813	69,457
49,192	34,414	44,889	17,159	17,327	30,494	19,116
889,623	3,693,821	6,494,210	4,933,520	2,029,265	6,593,143	9,161,307

(151,148)	—	—	—	—	—	—
738,475	3,693,821	6,494,210	4,933,520	2,029,265	6,593,143	9,161,307
1,732,916	45,785,719	49,357,571	4,261,380	14,694,395	13,100,815	22,008,921

2,810,755	(8,684,571)	9,598,862	60,449,484	486,975	50,803,602	59,234,332

135	455	912	680	409	740	470
—	—	—	—	—	893,111 (*)	—
—	—	—	—	—	—	—
(193,580)	—	1,413,201	(6,363,863)	4,347,039	17,708,890	—
(4,451)	—	—	—	—	92,241	—

—	11,911	—	—	—	—	—
7,729,755	22,647,201	28,934,366	222,088,191	140,035,955	110,829,160	155,732,025
1,093	—	—	—	—	—	—
(33,762)	—	614,615	—	270,374	(3,078,637)	—
2,885	—	1,138	—	—	37,980	—
10,312,830	13,974,996	40,563,094	276,174,492	145,140,752	177,287,087	214,966,827

$12,045,746	$59,760,715	$89,920,665	$280,435,872	$159,835,147	$190,387,902	$236,975,748

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2017	Limited Maturity Bond Portfolio	Low Volatility Equity Portfolio(a)	Mid Cap Index Portfolio	Mid Cap Stock Portfolio
Investment Income
Dividends	$229,366	$94,658	$4,923,469	$15,425,925
Interest	20,453,909	813	7,894	350,186
Income from mortgage dollar rolls	253,652	—	—	—
Income from securities loaned, net	12,626	—	103,557	30,323
Income from affiliated investments	436,924	6,308	119,776	941,288
Non cash income	—	5,474	—	—
Foreign tax withholding	—	(3,724)	(2,545)	—
Total Investment Income	21,386,477	103,529	5,152,151	16,747,722
Expenses
Adviser fees	3,582,598	27,710	684,790	10,206,832
Sub-Adviser fees	—	—	—	—
Administrative service fees	250,173	54,211	145,055	384,216
Amortization of offering costs	—	1,521	—	—
Audit and legal fees	37,452	26,950	33,381	37,488
Custody fees	23,453	19,353	29,905	34,123
Insurance expenses	8,115	2,923	5,685	10,507
Directors’ fees	54,795	5,091	21,153	82,829
Other expenses	41,246	9,981	13,179	20,012
Total Expenses Before Reimbursement	3,997,832	147,740	933,148	10,776,007
Less:
Reimbursement from adviser	—	(110,796)	—	—
Total Net Expenses	3,997,832	36,944	933,148	10,776,007
Net Investment Income/(Loss)	17,388,645	66,585	4,219,003	5,971,715
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	690,166	10,162	15,731,973	136,087,164
Class action settlements	61,086	—	—	—
Distributions of realized capital gains from affiliated investments	446	6	158	1,184
Written option contracts	18,727	—	—	—
Futures contracts	(1,622,860)	46,739	1,793,762	—
Foreign currency and forward contract transactions	—	(1,623)	—	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	6,722,741	545,971	29,889,662	140,432,374
Affiliated investments	—	—	—	—
Futures contracts	(154,054)	8,355	138,886	—
Foreign currency transactions	—	43	—	—
Net Realized and Unrealized Gains/(Losses)	5,716,252	609,653	47,554,441	276,520,722
Net Increase/(Decrease) in Net Assets Resulting From Operations	$23,104,897	$676,238	$51,773,444	$282,492,437

(a)	For the period from April 28, 2017 (inception) through December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Moderate Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderately Conservative Allocation Portfolio	Money Market Portfolio	Multidimensional Income Portfolio(a)	Opportunity Income Plus Portfolio	Partner All Cap Portfolio

$48,872,604	$30,409,131	$18,995,829	$—	$127,465	$491,483	$1,391,605
71,819,713	23,594,809	51,332,751	1,685,072	339,002	5,329,002	1,643
17,425,527	5,471,040	12,951,911	—	28,499	353,863	—
822,710	542,321	213,633	—	—	122	25,581
75,898,763	41,460,488	42,488,719	—	39,573	407,326	16,878
—	—	—	—	80,965	—	—
(382,117)	(158,321)	(31,189)	—	(104)	—	—
214,457,200	101,319,468	125,951,654	1,685,072	615,400	6,581,796	1,435,707

57,967,078	37,891,706	27,809,161	622,284	75,063	795,090	54,489
—	—	—	—	—	—	622,694
1,933,629	1,174,908	1,019,314	113,781	55,926	110,213	99,795
—	—	—	—	1,521	—	—
74,244	58,002	54,929	30,546	29,795	33,817	30,818
303,684	240,571	178,413	12,992	14,139	34,893	7,747
43,093	26,793	23,837	5,227	2,964	5,066	4,897
214,719	120,411	111,788	7,674	5,091	10,221	10,213
105,733	86,253	75,957	12,541	11,922	45,555	9,566
60,642,180	39,598,644	29,273,399	805,045	196,421	1,034,855	840,219

(16,779,943)	(13,091,675)	(6,278,826)	—	(66,766)	—	—
43,862,237	26,506,969	22,994,573	805,045	129,655	1,034,855	840,219
170,594,963	74,812,499	102,957,081	880,027	485,745	5,546,941	595,488

243,267,687	174,222,973	72,356,011	(231)	17,571	506,110	6,149,320
—	—	—	—	—	—	—
48,721,262	50,407,124	14,163,235	—	32	465	22

—	—	—	—	—	34,078	—
61,074,739	81,312,386	23,432,902	—	322	(670,465)	—
(21,299)	(5,869)	2	—	—	—	—
(2,809,287)	(868,462)	(2,023,895)	—	—	—	—
370,835,932	250,277,660	151,220,544	—	186,217	1,720,376	12,293,933

291,923,288	262,255,175	83,865,870	—	918	5,793	—
2,435,610	(489,396)	2,347,901	—	5,429	(90,717)	—
8,412	2,242	—	—	—	—	—
1,015,436,344	817,113,833	345,362,570	(231)	210,489	1,505,640	18,443,275

$1,186,031,307	$891,926,332	$448,319,651	$879,796	$696,234	$7,052,581	$19,038,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2017	Partner Emerging Markets Equity Portfolio		Partner Growth Stock Portfolio
Investment Income
Dividends	$2,353,210		$1,364,691
Interest	10		11,559
Income from securities loaned, net	403		57,210
Income from affiliated investments	24,714		30,645
Non cash income	—		—
Foreign tax withholding	(194,916)		(911)
Total Investment Income	2,183,421		1,463,194
Expenses
Adviser fees	342,581		376,996
Sub-Adviser fees	528,671		604,761
Administrative service fees	94,317		108,698
Audit and legal fees	57,743		30,946
Custody fees	104,015		47,184
Insurance expenses	4,750		5,021
Directors’ fees	9,703		10,333
Other expenses	12,982		9,999
Total Expenses Before Reimbursement	1,154,762		1,193,938
Less:
Reimbursement from adviser	(175,204)		—
Total Net Expenses	979,558		1,193,938
Net Investment Income/(Loss)	1,203,863		269,256
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(959,112	)(a)	12,388,702
Distributions of realized capital gains from affiliated investments	25		28
Futures contracts	—		—
Foreign currency and forward contract transactions	(26,541)		1,043
Change in net unrealized appreciation/(depreciation) on:
Investments	17,062,711		29,146,951
Futures contracts	—		—
Foreign currency forward contracts	—		—
Foreign currency transactions	885		39
Net Realized and Unrealized Gains/(Losses)	16,077,968		41,536,763
Net Increase/(Decrease) in Net Assets Resulting From Operations	$17,281,831		$41,806,019

(a)	Includes foreign capital gain taxes paid of $647.
(b)	Includes foreign capital gain taxes paid of $15,422.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Partner Healthcare Portfolio	Partner Worldwide Allocation Portfolio	Real Estate Securities Portfolio	Small Cap Index Portfolio	Small Cap Stock Portfolio

$2,078,372	$46,643,418	$5,133,913	$5,789,432	$6,374,366
24,529	10,270,495	109	9,343	1,712
—	413,672	9	420,750	146,424
96,692	374,861	6,966	155,864	157,026
—	5,566,856	—	—	—
(75,153)	(4,616,947)	(1,276)	(628)	(22,494)
2,124,440	58,652,355	5,139,721	6,374,761	6,657,034

593,913	9,229,246	1,466,578	885,500	3,684,079
1,067,030	6,296,187	—	—	—
115,450	438,478	114,831	164,123	184,765
33,734	65,827	31,328	34,273	32,666
13,110	878,677	7,791	43,319	19,770
5,234	11,689	5,233	6,105	6,556
9,703	90,830	13,226	28,636	42,451
10,125	97,061	10,265	15,217	12,626
1,848,299	17,107,995	1,649,252	1,177,173	3,982,913

(151,436)	(735,827)	—	—	—
1,696,863	16,372,168	1,649,252	1,177,173	3,982,913
427,577	42,280,187	3,490,469	5,197,588	2,674,121

25,374,596	108,235,694 (b)	498,409	25,711,439	49,077,580
84	452	4	214	201
—	3,157,205	—	1,278,976	—
(28,488)	(606,145)	(123)	—	—

5,704,663	240,821,916	6,635,306	24,459,245	55,596,067
—	319,538	—	188,388	—
(71,161)	224,755	—	—	—
9,797	467,703	322	—	—
30,989,491	352,621,118	7,133,918	51,638,262	104,673,848
$31,417,068	$394,901,305	$10,624,387	$56,835,850	$107,347,969

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Portfolio		Balanced Income Plus Portfolio
For the periods ended	12/31/2017	12/31/2016	12/31/2017	12/31/2016
Operations
Net investment income/(loss)	$8,182,435	$8,808,951	$9,916,222	$9,361,399
Net realized gains/(losses)	93,239,009	7,387,253	7,992,687	(2,334,659)
Change in net unrealized appreciation/(depreciation)	129,452,694	82,962,845	24,055,787	15,140,361
Net Change in Net Assets Resulting From Operations	230,874,138	99,159,049	41,964,696	22,167,101
Distributions to Shareholders
From net investment income	(8,724,300)	(9,699,089)	(8,894,300)	(8,280,417)
From net realized gains	(5,753,453)	(53,887,684)	—	(11,442,058)
Total Distributions to Shareholders	(14,477,753)	(63,586,773)	(8,894,300)	(19,722,475)
Capital Stock Transactions
Sold	70,587,233	53,379,686	29,320,858	46,346,621
Distributions reinvested	14,477,753	63,586,773	8,894,300	19,722,475
Redeemed	(52,377,108)	(56,669,269)	(24,645,918)	(26,216,280)
Total Capital Stock Transactions	32,687,878	60,297,190	13,569,240	39,852,816
Net Increase/(Decrease) in Net Assets	249,084,263	95,869,466	46,639,636	42,297,442
Net Assets, Beginning of Period	1,063,427,989	967,558,523	355,373,986	313,076,544
Net Assets, End of Period	$1,312,512,252	$1,063,427,989	$402,013,622	$355,373,986
Accumulated Undistributed Net Investment Income/(Loss)	$9,353,456	$8,928,983	$9,797,683	$9,245,351
Capital Stock Share Transactions
Sold	4,407,125	3,855,769	1,993,641	3,303,376
Distributions reinvested	912,180	4,904,949	609,955	1,473,817
Redeemed	(3,254,113)	(4,037,160)	(1,668,237)	(1,877,855)

Total Capital Stock Share Transactions	2,065,192	4,723,558	935,359	2,899,338

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Diversified Income Plus Portfolio		Government Bond Portfolio		Growth and Income Plus Portfolio		High Yield Portfolio
12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016

$20,496,077	$18,535,500	$4,016,825	$3,075,702	$1,732,916	$1,734,504	$45,785,719	$42,261,652
6,543,675	(7,243,101)	471,991	(785,140)	2,612,859	(1,789,555)	(8,672,205)	(15,894,469)
28,149,445	23,827,655	1,277,429	(858,199)	7,699,971	5,212,328	22,647,201	63,124,768
55,189,197	35,120,054	5,766,245	1,432,363	12,045,746	5,157,277	59,760,715	89,491,951

(18,882,918)	(17,529,531)	(4,007,147)	(3,058,253)	(1,761,823)	(1,812,791)	(45,109,736)	(42,506,756)
—	(1,400,147)	—	(352,623)	—	(1,403,976)	—	—
(18,882,918)	(18,929,678)	(4,007,147)	(3,410,876)	(1,761,823)	(3,216,767)	(45,109,736)	(42,506,756)

76,398,552	65,711,402	18,318,520	51,987,425	9,865,493	12,525,190	29,839,709	26,319,016
18,882,918	18,929,678	4,007,147	3,410,876	1,761,823	3,216,767	45,109,736	42,506,756
(17,670,276)	(17,612,443)	(19,633,429)	(15,781,293)	(10,458,401)	(8,901,681)	(31,440,763)	(36,848,704)
77,611,194	67,028,637	2,692,238	39,617,008	1,168,915	6,840,276	43,508,682	31,977,068
113,917,473	83,219,013	4,451,336	37,638,495	11,452,838	8,780,786	58,159,661	78,962,263
562,791,798	479,572,785	194,932,028	157,293,533	87,559,847	78,779,061	791,095,775	712,133,512
$676,709,271	$562,791,798	$199,383,364	$194,932,028	$99,012,685	$87,559,847	$849,255,436	$791,095,775
$20,714,774	$18,664,203	$26,525	$16,847	$1,696,199	$1,697,121	$479,725	$(147,170)

9,525,756	8,581,927	1,672,469	4,651,143	907,532	1,239,808	6,157,518	5,610,450
2,386,919	2,550,516	365,997	305,984	164,561	334,770	9,303,093	9,182,735
(2,197,910)	(2,313,107)	(1,794,665)	(1,431,118)	(972,985)	(893,012)	(6,483,341)	(8,008,229)

9,714,765	8,819,336	243,801	3,526,009	99,108	681,566	8,977,270	6,784,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Income Portfolio		Large Cap Growth Portfolio
For the periods ended	12/31/2017	12/31/2016	12/31/2017	12/31/2016
Operations
Net investment income/(loss)	$49,357,571	$48,384,559	$4,261,380	$5,648,313
Net realized gains/(losses)	11,012,975	3,510,248	54,086,301	(646,285)
Change in net unrealized appreciation/(depreciation)	29,550,119	28,762,460	222,088,191	(23,172,012)
Net Change in Net Assets Resulting From Operations	89,920,665	80,657,267	280,435,872	(18,169,984)
Distributions to Shareholders
From net investment income	(49,178,550)	(48,254,930)	(4,215,878)	(5,522,479)
From net realized gains	(3,368,714)	(1,034,971)	(323,424)	(85,392,249)
Total Distributions to Shareholders	(52,547,264)	(49,289,901)	(4,539,302)	(90,914,728)
Capital Stock Transactions
Sold	31,878,140	44,403,247	16,977,069	17,102,897
Distributions reinvested	52,547,264	49,289,901	4,539,302	90,914,728
Redeemed	(29,501,323)	(33,671,684)	(104,911,057)	(105,532,973)
Total Capital Stock Transactions	54,924,081	60,021,464	(83,394,686)	2,484,652
Net Increase/(Decrease) in Net Assets	92,297,482	91,388,830	192,501,884	(106,600,060)
Net Assets, Beginning of Period	1,427,409,263	1,336,020,433	1,003,050,294	1,109,650,354
Net Assets, End of Period	$1,519,706,745	$1,427,409,263	$1,195,552,178	$1,003,050,294
Accumulated Undistributed Net Investment Income/(Loss)	$372,268	$185,566	$38,596	$36,559
Capital Stock Share Transactions
Sold	3,114,360	4,320,096	529,606	600,671
Distributions reinvested	5,128,718	4,856,942	129,867	3,505,276
Redeemed	(2,881,108)	(3,330,645)	(3,271,647)	(3,737,485)

Total Capital Stock Share Transactions	5,361,970	5,846,393	(2,612,174)	368,462

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Index Portfolio		Large Cap Stock Portfolio		Large Cap Value Portfolio		Limited Maturity Bond Portfolio
12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016

$14,694,395	$11,423,336	$13,100,815	$12,166,995	$22,008,921	$20,271,586	$17,388,645	$16,484,318
4,834,423	4,679,606	69,498,584	20,771,336	59,234,802	39,653,657	(852,435)	314,571
140,306,329	51,129,250	107,788,503	13,487,933	155,732,025	139,629,657	6,568,687	6,732,921
159,835,147	67,232,192	190,387,902	46,426,264	236,975,748	199,554,900	23,104,897	23,531,810

(11,015,237)	(10,883,022)	(12,790,679)	(10,892,157)	(19,778,143)	(16,286,358)	(17,689,142)	(16,476,116)
(5,113,220)	(3,760,238)	(6,231,643)	—	(39,908,690)	(70,697,664)	—	—
(16,128,457)	(14,643,260)	(19,022,322)	(10,892,157)	(59,686,833)	(86,984,022)	(17,689,142)	(16,476,116)

127,206,706	127,865,686	11,906,069	6,567,049	12,677,154	18,947,215	38,345,573	61,547,128
16,128,457	14,643,260	19,022,322	10,892,157	59,686,833	86,984,022	17,689,142	16,476,116
(33,715,196)	(24,979,907)	(22,508,495)	(26,483,492)	(25,759,606)	(16,717,880)	(39,649,807)	(24,889,095)
109,619,967	117,529,039	8,419,896	(9,024,286)	46,604,381	89,213,357	16,384,908	53,134,149
253,326,657	170,117,971	179,785,476	26,509,821	223,893,296	201,784,235	21,800,663	60,189,843
691,297,030	521,179,059	905,425,151	878,915,330	1,348,802,433	1,147,018,198	884,086,436	823,896,593
$944,623,687	$691,297,030	$1,085,210,627	$905,425,151	$1,572,695,729	$1,348,802,433	$905,887,099	$884,086,436
$14,583,848	$11,321,398	$12,809,797	$12,242,087	$21,840,845	$20,123,837	$378,162	$387,555

3,786,316	4,344,678	886,042	572,866	724,495	1,188,892	3,889,133	6,270,691
486,431	523,643	1,448,150	1,002,426	3,544,854	6,075,364	1,793,836	1,682,484
(985,150)	(857,549)	(1,692,960)	(2,309,504)	(1,462,359)	(1,081,694)	(4,023,394)	(2,543,844)

3,287,597	4,010,772	641,232	(734,212)	2,806,990	6,182,562	1,659,575	5,409,331

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Low Volatility Equity Portfolio	Mid Cap Index Portfolio
For the periods ended	12/31/2017(a)	12/31/2017	12/31/2016
Operations
Net investment income/(loss)	$66,585	$4,219,003	$3,029,943
Net realized gains/(losses)	55,284	17,525,893	10,170,468
Change in net unrealized appreciation/(depreciation)	554,369	30,028,548	30,176,725
Net Change in Net Assets Resulting From Operations	676,238	51,773,444	43,377,136
Distributions to Shareholders
From net investment income	(67,261)	(3,034,535)	(1,921,723)
From net realized gains	(43,399)	(10,882,649)	(11,233,356)
Total Distributions to Shareholders	(110,660)	(13,917,184)	(13,155,079)
Capital Stock Transactions
Sold	15,171,789	64,367,656	69,403,024
Distributions reinvested	110,660	13,917,184	13,155,079
Redeemed	(5,416,983)	(8,652,403)	(5,278,292)
Total Capital Stock Transactions	9,865,466	69,632,437	77,279,811
Net Increase/(Decrease) in Net Assets	10,431,044	107,488,697	107,501,868
Net Assets, Beginning of Period	—	287,672,158	180,170,290
Net Assets, End of Period	$10,431,044	$395,160,855	$287,672,158
Accumulated Undistributed Net Investment Income/(Loss)	$(2,049)	$4,187,724	$3,003,256
Capital Stock Share Transactions
Sold	1,473,007	3,633,630	4,383,386
Distributions reinvested	10,159	807,941	893,433
Redeemed	(525,556)	(483,044)	(337,826)

Total Capital Stock Share Transactions	957,610	3,958,527	4,938,993

(a)	For the period from April 28, 2017 (inception) through December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Mid Cap Stock Portfolio		Moderate Allocation Portfolio		Moderately Aggressive Allocation Portfolio		Moderately Conservative Allocation Portfolio
12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016

$5,971,715	$5,666,415	$170,594,963	$159,350,677	$74,812,499	$70,676,110	$102,957,081	$89,205,068
136,088,348	131,926,071	350,233,102	64,125,120	305,068,152	49,681,923	107,928,255	51,163,304
140,432,374	196,840,008	665,203,242	538,197,975	512,045,681	377,405,782	237,434,315	165,965,607
282,492,437	334,432,494	1,186,031,307	761,673,772	891,926,332	497,763,815	448,319,651	306,333,979

(5,597,742)	(4,831,544)	(157,942,953)	(149,917,958)	(69,773,321)	(71,972,085)	(88,367,508)	(74,694,401)
(126,174,729)	(131,855,876)	(54,363,306)	(226,127,215)	(40,723,582)	(205,042,436)	(45,666,776)	(49,387,817)
(131,772,471)	(136,687,420)	(212,306,259)	(376,045,173)	(110,496,903)	(277,014,521)	(134,034,284)	(124,082,218)

39,663,750	17,646,659	69,655,334	109,443,688	123,715,869	117,943,428	120,998,050	351,516,759
131,772,471	136,687,420	212,306,259	376,045,173	110,496,903	277,014,521	134,034,284	124,082,218
(50,808,060)	(54,718,867)	(321,456,625)	(266,975,796)	(157,811,116)	(188,096,646)	(125,950,594)	(62,889,975)
120,628,161	99,615,212	(39,495,032)	218,513,065	76,401,656	206,861,303	129,081,740	412,709,002
271,348,127	297,360,286	934,230,016	604,141,664	857,831,085	427,610,597	443,367,107	594,960,763
1,491,940,542	1,194,580,256	9,261,396,478	8,657,254,814	5,325,689,216	4,898,078,619	4,695,068,603	4,100,107,840
$1,763,288,669	$1,491,940,542	$10,195,626,494	$9,261,396,478	$6,183,520,301	$5,325,689,216	$5,138,435,710	$4,695,068,603
$5,709,782	$5,425,315	$176,122,951	$159,386,237	$80,911,532	$70,799,623	$104,809,506	$88,718,811

2,022,855	1,010,543	4,855,054	8,291,033	8,058,063	8,584,715	9,199,956	28,042,093
7,089,382	9,015,785	14,993,168	29,672,472	7,300,175	21,432,624	10,284,855	10,125,441
(2,598,073)	(3,243,947)	(22,325,877)	(20,205,143)	(10,258,841)	(13,686,052)	(9,506,883)	(5,028,395)

6,514,164	6,782,381	(2,477,655)	17,758,362	5,099,397	16,331,287	9,977,928	33,139,139

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Money Market Portfolio		Multidimensional Income Portfolio
For the periods ended	12/31/2017	12/31/2016	12/31/2017(a)
Operations
Net investment income/(loss)	$880,027	$—	$485,745
Net realized gains/(losses)	(231)	(2,844)	17,925
Change in net unrealized appreciation/(depreciation)	—	—	192,564
Net Change in Net Assets Resulting From Operations	879,796	(2,844)	696,234
Distributions to Shareholders
From net investment income	(872,064)	—	(488,925)
From net realized gains	—	—	(15,207)
From return of capital	—	—	(16,798)
Total Distributions to Shareholders	(872,064)	—	(520,930)
Capital Stock Transactions
Sold	44,709,624	99,009,053	29,597,452
Distributions reinvested	872,064	—	520,930
Redeemed	(81,417,889)	(53,961,769)	(10,319,367)
Total Capital Stock Transactions	(35,836,201)	45,047,284	19,799,015
Net Increase/(Decrease) in Net Assets	(35,828,469)	45,044,440	19,974,319
Net Assets, Beginning of Period	191,924,899	146,880,459	—
Net Assets, End of Period	$156,096,430	$191,924,899	$19,974,319
Accumulated Undistributed Net Investment Income/(Loss)	$7,963	$—	$(1,539)
Capital Stock Share Transactions
Sold	44,709,623	99,009,053	2,944,009
Distributions reinvested	872,064	—	51,679
Redeemed	(81,417,888)	(53,961,769)	(1,014,352)

Total Capital Stock Share Transactions	(35,836,201)	45,047,284	1,981,336

(a)	For the period from April 28, 2017 (inception) through December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Opportunity Income Plus Portfolio		Partner All Cap Portfolio		Partner Emerging Markets Equity Portfolio		Partner Growth Stock Portfolio
12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016

$5,546,941	$3,987,002	$595,488	$528,914	$1,203,863	$500,262	$269,256	$137,840
(129,812)	(504,475)	6,149,342	(678,096)	(985,628)	544,416	12,389,773	1,466,209
1,635,452	3,094,039	12,293,933	5,420,396	17,063,596	3,926,129	29,146,990	889,198
7,052,581	6,576,566	19,038,763	5,271,214	17,281,831	4,970,807	41,806,019	2,493,247

(5,390,828)	(3,939,453)	(504,651)	(240,353)	(507,471)	(510,872)	(128,959)	—
—	—	—	(4,074,564)	—	—	(1,595,948)	(5,258,920)
—	—	—	—	—	—	—	—
(5,390,828)	(3,939,453)	(504,651)	(4,314,917)	(507,471)	(510,872)	(1,724,907)	(5,258,920)

37,731,361	48,746,545	6,810,756	11,037,988	24,175,795	11,839,342	29,545,100	21,765,516
5,390,828	3,939,453	504,651	4,314,917	507,471	510,872	1,724,907	5,258,920
(8,323,058)	(14,628,664)	(9,325,247)	(7,602,381)	(3,497,800)	(3,801,159)	(9,048,085)	(12,983,981)
34,799,131	38,057,334	(2,009,840)	7,750,524	21,185,466	8,549,055	22,221,922	14,040,455
36,460,884	40,694,447	16,524,272	8,706,821	37,959,826	13,008,990	62,303,034	11,274,782
140,359,414	99,664,967	94,921,923	86,215,102	56,473,689	43,464,699	121,348,432	110,073,650
$176,820,298	$140,359,414	$111,446,195	$94,921,923	$94,433,515	$56,473,689	$183,651,466	$121,348,432
$142,818	$37,640	$571,692	$508,573	$1,119,579	$426,203	$244,977	$115,741

3,705,249	4,825,048	475,060	883,585	1,808,115	1,038,037	1,342,069	1,251,720
529,077	392,526	35,527	368,655	38,360	46,143	81,024	323,099
(818,098)	(1,463,262)	(647,793)	(607,926)	(264,550)	(340,356)	(438,945)	(735,520)

3,416,228	3,754,312	(137,206)	644,314	1,581,925	743,824	984,148	839,299

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Healthcare Portfolio		Partner Worldwide Allocation Portfolio
For the periods ended	12/31/2017	12/31/2016	12/31/2017	12/31/2016
Operations
Net investment income/(loss)	$427,577	$257,870	$42,280,187	$38,647,828
Net realized gains/(losses)	25,346,192	(25,872,629)	110,787,206	(28,204,797)
Change in net unrealized appreciation/(depreciation)	5,643,299	(5,247,215)	241,833,912	43,218,754
Net Change in Net Assets Resulting From Operations	31,417,068	(30,861,974)	394,901,305	53,661,785
Distributions to Shareholders
From net investment income	(494,439)	(7,625,521)	(39,554,008)	(35,720,547)
From net realized gains	—	(6,901,059)	—	—
Total Distributions to Shareholders	(494,439)	(14,526,580)	(39,554,008)	(35,720,547)
Capital Stock Transactions
Sold	13,820,551	20,963,705	42,987,943	18,483,768
Distributions reinvested	494,439	14,526,580	39,554,008	35,720,547
Redeemed	(15,345,569)	(18,915,747)	(26,344,404)	(22,969,541)
Total Capital Stock Transactions	(1,030,579)	16,574,538	56,197,547	31,234,774
Net Increase/(Decrease) in Net Assets	29,892,050	(28,814,016)	411,544,844	49,176,012
Net Assets, Beginning of Period	163,420,864	192,234,880	1,654,736,634	1,605,560,622
Net Assets, End of Period	$193,312,914	$163,420,864	$2,066,281,478	$1,654,736,634
Accumulated Undistributed Net Investment Income/(Loss)	$1,785,786	$195,587	$44,382,275	$37,690,465
Capital Stock Share Transactions
Sold	805,594	1,229,575	4,147,683	2,065,052
Distributions reinvested	27,533	906,670	3,897,945	4,194,226
Redeemed	(908,305)	(1,132,464)	(2,601,237)	(2,561,643)

Total Capital Stock Share Transactions	(75,178)	1,003,781	5,444,391	3,697,635

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Real Estate Securities Portfolio		Small Cap Index Portfolio		Small Cap Stock Portfolio
12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016

$3,490,469	$3,000,422	$5,197,588	$3,790,718	$2,674,121	$2,417,398
498,290	9,801	26,990,629	26,131,755	49,077,781	33,252,812
6,635,628	8,247,377	24,647,633	49,270,323	55,596,067	68,760,261
10,624,387	11,257,600	56,835,850	79,192,796	107,347,969	104,430,471

(2,965,031)	(2,477,260)	(3,770,585)	(3,140,256)	(1,913,807)	(1,427,353)
(214,463)	(660,933)	(25,479,423)	(22,598,303)	(32,334,318)	(20,830,835)
(3,179,494)	(3,138,193)	(29,250,008)	(25,738,559)	(34,248,125)	(22,258,188)

10,185,357	24,335,056	60,583,791	60,369,176	17,631,536	8,684,051
3,179,494	3,138,193	29,250,008	25,738,559	34,248,125	22,258,188
(16,501,251)	(11,102,876)	(22,408,314)	(17,697,606)	(17,910,737)	(20,769,745)
(3,136,400)	16,370,373	67,425,485	68,410,129	33,968,924	10,172,494
4,308,493	24,489,780	95,011,327	121,864,366	107,068,768	92,344,777
180,028,087	155,538,307	401,731,935	279,867,569	506,113,339	413,768,562
$184,336,580	$180,028,087	$496,743,262	$401,731,935	$613,182,107	$506,113,339
$3,437,670	$2,951,342	$5,124,048	$3,723,538	$2,323,298	$1,828,779

433,269	1,040,150	3,325,668	3,692,564	902,904	521,560
134,729	132,685	1,694,150	1,755,053	1,842,149	1,503,525
(697,416)	(491,936)	(1,235,765)	(1,097,646)	(922,877)	(1,307,173)

(129,418)	680,899	3,784,053	4,349,971	1,822,176	717,912

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a corporation organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into 29 separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation Portfolios, four income plus Portfolios, 15 equity Portfolios, five fixed-income Portfolios, and one money market Portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Each of the Portfolios is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 – Financial Services – Investment Companies.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Fund’s Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.

Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio and the Adviser follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Portfolios’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2017, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2014 through 2017. Additionally, as of December 31, 2017, the tax year ended December 31, 2013 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2017, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

appropriate Portfolios in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, in certain foreign markets where declaration of the dividend follows the ex-dividend date, the dividend will be recorded as soon as the Portfolio is informed of the declaration date.

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for Government Bond Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio, and Opportunity Income Plus Portfolio; declared daily and reinvested monthly for the Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(G) Derivative Financial Instruments – Each of the Portfolios, with the exception of the Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Portfolios, with the exception of the Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the year ended December 31, 2017, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Limited Maturity Bond Portfolio, Moderate Allocation Portfolio, Moderate Aggressive Allocation Portfolio, Moderate Conservative Allocation Portfolio, and Opportunity Income Plus Portfolio used treasury options to manage the duration of the Fund versus the benchmark. Options on mortgage backed securities were used to generate income.

Futures Contracts – All Portfolios, with the exception of the Money Market Portfolio, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the year ended December 31, 2017, Aggressive Allocation Portfolio, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Government Bond Portfolio, Growth and Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderately Conservative Allocation Portfolio, Multidimensional Income Portfolio, Opportunity Income Plus Portfolio, and Partner Worldwide Allocation Portfolio used treasury futures to manage the duration and yield curve exposure of the Portfolio versus the benchmark.

During the year ended December, 31, 2017, Aggressive Allocation Portfolio, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Growth and Income Plus Portfolio, Large Cap Growth Portfolio, Large Cap Index Portfolio, Large Cap Stock Portfolio, Low Volatility Equity Portfolio, Mid Cap Index Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderately Conservative Allocation Portfolio, Opportunity Income Plus Portfolio, Partner Worldwide Allocation Portfolio, and Small Cap Index Portfolio used equity futures to manage exposure to the equities market.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, with the exception of the Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio.

During the year ended December 31, 2017, Partner Healthcare Portfolio used foreign currency forward contracts in order to hedge unwanted currency exposure.

During the year ended December 31, 2017, Partner Worldwide Allocation Portfolio used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

Swap Agreements – All Portfolios, with the exception of the Money Market Portfolio, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the year ended December 31, 2017, High Yield Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, and Moderately Conservative Allocation Portfolio used CDX indexes (comprised of credit default swaps) to help manage credit risk exposures within the fund.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	1,652,216	—	1,652,216	927,680	—	—	724,536	(*)
Balanced Income Plus
Futures Contracts	54,869	—	54,869	16,085	—	—	38,784	(*)
Diversified Income Plus
Futures Contracts	124,906	—	124,906	74,163	—	—	50,743	(*)
Government Bond
Futures Contracts	3,375	—	3,375	3,375	—	—	—
Growth and Income Plus
Futures Contracts	14,156	—	14,156	11,795	—	—	2,361	(*)
Income
Futures Contracts	57,937	—	57,937	57,937	—	—	—
Large Cap Stock
Futures Contracts	8,297,388	—	8,297,388	8,297,388	—	—	—
Limited Maturity Bond
Futures Contracts	68,031	—	68,031	68,031	—	—	—
Low Volatility Equity
Futures Contracts	1,350	—	1,350	—	—	—	1,350	(*)
Moderate Allocation
Futures Contracts	8,041,060	—	8,041,060	1,082,173	—	—	6,958,887	(*)
Moderately Aggressive
Allocation
Futures Contracts	6,962,614	—	6,962,614	2,497,071	—	—	4,465,543	(*)
Moderately Conservative
Allocation
Futures Contracts	2,157,869	—	2,157,869	122,939	—	—	2,034,930	(*)
Multidimensional Income
Futures Contracts	375	—	375	375	—	—	—
Opportunity Income Plus
Futures Contracts	24,713	—	24,713	7,141	—	—	17,572	(*)
Partner Healthcare
Exchange Contracts	8,648	—	8,648	3,300	—	—	5,348	(†)
Partner Worldwide Allocation
Futures Contracts	2,275,056	—	2,275,056	2,183,159	—	—	91,897	(*)
Exchange Contracts	2,338,981	—	2,338,981	2,155,546	—	—	183,435	(†)

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	927,680	—	927,680	927,680	—	—	—
Securities Lending	39,609,782	—	39,609,782	38,508,018	—	—	1,101,764	^
Balanced Income Plus
Futures Contracts	16,085	—	16,085	16,085	—	—	—
Securities Lending	5,087,700	—	5,087,700	4,953,810	—	—	133,890	^
Diversified Income Plus
Futures Contracts	74,163	—	74,163	74,163	—	—	—
Securities Lending	2,212,375	—	2,212,375	2,154,820	—	—	57,555	^
Government Bond
Futures Contracts	4,828	—	4,828	3,375	—	1,453	—
Growth and Income Plus
Futures Contracts	11,795	—	11,795	11,795	—	—	—
Securities Lending	1,361,300	—	1,361,300	1,325,988	—	—	35,312	^
High Yield
Securities Lending	334,500	—	334,500	315,000	—	—	19,500	^
Income
Futures Contracts	224,192	—	224,192	57,937	—	166,255	—
Securities Lending	3,437,720	—	3,437,720	3,360,545	—	—	77,175	^
Large Cap Growth
Securities Lending	66,465,125	—	66,465,125	64,901,676	—	—	1,563,449	^
Large Cap Index
Futures Contracts	62,588	—	62,588	—	—	62,588	—
Securities Lending	15,093,925	—	15,093,925	14,665,486	—	—	428,439	^
Large Cap Stock
Futures Contracts	8,869,549	—	8,869,549	8,297,388	—	572,161	—
Securities Lending	5,612,125	—	5,612,125	5,506,485	—	—	105,640	^
Large Cap Value
Securities Lending	42,200	—	42,200	40,704	—	—	1,496	^
Limited Maturity Bond
Futures Contracts	186,424	—	186,424	68,031	—	118,393	—
Securities Lending	1,467,750	—	1,467,750	—	—	—	1,467,750	^
Mid Cap Index
Futures Contracts	40,068	—	40,068	—	—	40,068	—
Securities Lending	26,704,307	—	26,704,307	25,912,043	—	—	792,264	^
Mid Cap Stock
Securities Lending	30,797,450	—	30,797,450	29,938,629	—	—	858,821	^
Moderate Allocation
Futures Contracts	1,082,173	—	1,082,173	1,082,173	—	—	—
Securities Lending	21,084,029	—	21,084,029	20,507,452	—	—	576,577	^
Moderately Aggressive
Allocation
Futures Contracts	2,497,071	—	2,497,071	2,497,071	—	—	—
Securities Lending	15,016,041	—	15,016,041	14,551,555	—	—	464,486	^
Moderately Conservative
Allocation
Futures Contracts	122,939	—	122,939	122,939	—	—	—
Securities Lending	11,710,725	—	11,710,725	11,418,559	—	—	292,166	^
Multidimensional Income
Futures Contracts	1,625	—	1,625	375	—	1,250	—
Opportunity Income Plus
Futures Contracts	7,141	—	7,141	7,141	—	—	—
Securities Lending	110,000	—	110,000	106,750	—	—	3,250	^

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Partner Healthcare
Exchange Contracts	79,809	—	79,809	3,300	—	—	76,509	#
Partner Worldwide Allocation
Futures Contracts	2,183,159	—	2,183,159	2,183,159	—	—	—
Exchange Contracts	2,155,546	—	2,155,546	2,155,546	—	—	—
Small Cap Index
Futures Contracts	69,269	—	69,269	—	—	69,269	—
Securities Lending	23,049,655	—	23,049,655	22,218,607	—	—	831,048	^
Small Cap Stock
Securities Lending	22,738,775	—	22,738,775	22,159,086	—	—	579,689	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.
#	Net exchange contract amounts represent the net amount payable to the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions – Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Portfolios are required to segregate collateral with the fund custodian – depending on market movements – on their mortgage dollar rolls. The value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – Effective December 16, 2017, the Fund terminated its Securities Lending Agreement with Deutsche Bank AG (the “Prior Agreement”). The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Goldman Sachs Bank USA doing business as Goldman Sachs Agency Lending (GSAL) pursuant to which GSAL provides substantially the same securities lending services as were provided under the Prior Agreement. The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% for U.S. securities and 105% for non-U.S. securities of the market value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money. Generally, in the event of borrower default, the Portfolio has the right to use the collateral to offset any losses incurred. However, in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

As to December 31, 2017, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Aggressive Allocation	$38,508,018
Balanced Income Plus	4,953,810
Diversified income plus	2,154,820
Growth and Income Plus	1,325,988
High Yield	315,000
Income	3,360,545
Large Cap Growth	64,901,676
Large Cap Index	14,665,486
Large Cap Stock	5,506,485
Large Cap Value	40,704
Mid Cap Index	25,912,043
Mid Cap Stock	29,938,629
Moderate Allocation	20,507,452
Moderately Aggressive Allocation	14,551,555
Moderately Conservative Allocation	11,418,559
Opportunity Income Plus	106,750
Small Cap Index	22,218,607
Small Cap Stock	22,159,086

(J) When-Issued and Delayed Delivery Transactions – Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2017, none of the Portfolios engaged in this type of investment.

(M) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2017, none of the Portfolios engaged in these types of transactions.

(N) Stripped Securities – Certain Portfolios may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk – The Portfolios may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments. During the period ended December 31, 2017, none of the Portfolios engaged in these types of investments.

(R) Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. Thrivent High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but management does not expect that the Portfolio’s assets will be subject to a loss contingency.

Thrivent Balanced Income Plus Portfolio (formerly known as Thrivent Balanced Portfolio) and Thrivent Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions were consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Thrivent Balanced Income Plus Portfolio and Thrivent Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. The district court has dismissed the claims, but the dismissals are on appeal. If the plaintiffs are successful with their claims, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Opportunity Income Plus Portfolio (formerly known as Mortgage Securities Portfolio) was obligated to pay $133,203 to Lehman Brothers and entitled to receive $71,563 from Lehman Brothers as of October 14, 2008. Because of the collapse of Lehman Brothers, the securities and obligations remain involved in litigation and bankruptcy proceedings. At the conclusion of legal proceedings, it is reasonably possible that Thrivent Opportunity Income Plus Portfolio could be required to pay all or a portion of the $133,203. However, it is also reasonably possible that the Portfolio would be able to offset some of this liability with the $71,563 owed to the Portfolio by Lehman Brothers at the time of its bankruptcy. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

(S) Litigation – Awards from class action litigation are recorded as realized gains on payment date.

(T) Leveraged Loans (also known as bank loans) – Certain Portfolios may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A Portfolio may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Portfolio to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A Portfolio may receive consent and amendment fees for accepting an amendment to

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

(U) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Multidimensional Income Portfolio and Low Volatility Equity Portfolio are costs incurred by the Portfolio in order to establish it for sale. These costs generally include any legal costs associated with registering the Portfolios. These costs are amortized over a period of 12 months from inception.

(V) Line of Credit

On January 3, 2018, each Portfolio (with the exception of Money Market Portfolio) along with other funds managed by the investment adviser or an affiliate, agreed to participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating Portfolio based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Portfolio paid commitment fees during the year ended December 31, 2017 in proportion to their respective net assets. The amounts of these payments are included in the Prepaid expenses on the Statement of Assets and Liabilities.

(W) Recent Accounting Pronouncements –

Investment Company Reporting Modernization

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC also adopted amendments to Regulation S-X, which describe the specific format and content of financial reports, to require standardized and enhanced disclosures about derivatives in investment company financial statements and other amendments. The Regulation S-X amendments became effective August 1, 2017. Management has made the necessary changes to the financial statements and footnote disclosures within the Schedule of Investments to meet the requirements of this rulemaking.

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statement amounts and footnote disclosures.
(X) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation*	0.750%	0.725%	0.700%	0.675%	0.650%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

*	Effective January 1, 2018, the fees payable for investment advisory services are 0. 70% for the first $5 billion, 0.675% for the next $5 billion and 0.65% for assets over $10 billion

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Portfolio (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $250M	Over $250M
Partner Healthcare*	0.950%	0.900%	0.850%	0.800%

*	Effective January 1, 2018, the fees payable for investment advisory services are 0.90% for the first $ 50 million, 0.85% for the next $50 million, 0.80% for the next $150 million and 0. 75% for assets over $250 million.

Portfolio (M – Millions)	$0 to $100M	Over $100M
Low Volatility Equity	0.600%	0.500%
Multidimensional Income	0.550%	0.500%

Portfolio (M – Millions)	$0 to $50M	Over $50 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $1,500M	Over $1,500 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.475%	0.450%	0.425%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Government Bond	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Growth and Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Large Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mid Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Opportunity Income Plus#	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Partner All Cap	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Partner Emerging Markets Equity*	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Partner Growth Stock	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Partner Worldwide Allocation@	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.750%	0.750%	0.750%	0.750%
Real Estate Securities^	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Small Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%

*	Effective January 1, 2018, the fees payable for investment advisory services are 1.00% for the first $50 million and 0.95% for assets over $50 million.
^	Effective January 1, 2018, the fees payable for investment advisory services are 0. 75% for the first $500 million and 0.70% for assets over $500 million.
#	Effective January 1, 2018, the fees payable for investment advisory services are 0.50% for the first $500 million and 0.45% for assets over $500 million.
@	Effective January 1, 2018, the fees payable for investment advisory services are 0.85% for the first $250 million, 0.80% for the next $750 million, 0.775% for the next $500 million and 0.75% for assets over $1.5 billion.

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio. The amounts listed as subadviser fees in the Statement of Operations is the portion of the investment advisory fee that is paid to the subadviser. The amount listed as adviser fees in the Statement of Operations is the portion of the investment advisory fee that is retained by the investment adviser.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with FIAM, LLC (“FIAM”) for the performance of subadvisory services. FIAM is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Emerging Markets Equity Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Managers Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen. Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund are presented under a separate shareholder report.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Healthcare Portfolio

Effective September 11, 2017, the Adviser terminated the subadvisory agreement with Sectoral Asset Management, Inc. Until September 11, 2017, the fee paid to Sectoral was equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Effective September 11, 2017, the Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC. for the performance of subadvisory services. The fee payable to BlackRock is equal to 0.50% of the first $50 million of average daily net assets, 0.475% of the next $200 million, 0.45% of the next $250 million and 0.425% of average daily net assets over $500 million.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), and Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund (presented under a separate shareholder report) is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen. Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are presented under a separate shareholder report.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Fund (presented under a separate shareholder report) is included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements – For the period ended December 31, 2017, voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Healthcare	0.08%	N/A

For the period ended December 31, 2017, contractual expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Worldwide	0.04%	4/30/2018

For the period ended December 31, 2017, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Growth and Income Plus	0.80%	4/30/2018
Low Volatility Equity	0.80%	4/30/2018
Multidimensional Income	0.95%	4/30/2018
Partner All Cap	0.85%	4/30/2018
Partner Emerging Markets Equity	1.30%	4/30/2018
Partner Growth Stock	0.80%	4/30/2018
Partner Healthcare	0.95%	4/30/2018

Each of the four Asset Allocation Portfolios paid a fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust and Thrivent Core Funds. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to an investment in these funds.

Subject to certain limitations, all Portfolios in the Fund except for Money Market Portfolio may invest cash in other

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Portfolios in the Fund, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to an investment in these funds.

For the period ended December 31, 2017, the following expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Aggressive Allocation	0.21%	N/A
Moderate Allocation	0.17%	N/A
Moderately Aggressive Allocation	0.23%	N/A
Moderately Conservative Allocation	0.13%	N/A

Expense reimbursements are accrued daily and paid by Thrivent Financial monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. The Portfolios pay an annual fixed fee per portfolio plus a certain percentage of net assets to Thrivent Financial. These fees are accrued daily and paid monthly. For the year ended December 31, 2017, the Adviser received aggregate fees for accounting and administrative personnel and services of $9,186,394 from the Fund.

Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is eligible to participate in a deferred compensation plan with respect to fees received from the Portfolios. Participants in the plan may designate their deferred Director’s fees as if invested in a Portfolio of the Fund, except for Money Market Portfolio as it is not eligible for the deferred plan. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Portfolios of the Fund. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate Portfolio until distribution in accordance with the plan. The Payable for director deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $510,763 in fees from the Fund for the year ended December 31, 2017. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

(E) Indirect Expenses – Some Portfolios invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to investments in these funds. This contractual provision may be terminated upon the mutual agreement between the Directors of the Fund and the Adviser.

(F) Interfund Lending – The Portfolios may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Portfolios to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Portfolio based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan. For the year ended December 31, 2017, no Portfolios borrowed cash through the Program.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Portfolio	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$966,338	$(964,796)	$(1,542)
Balanced Income Plus	(469,590)	470,793	(1,203)
Diversified Income Plus	437,412	(436,319)	(1,093)
Growth and Income Plus	27,985	(27,556)	(429)
High Yield	(49,088)	53,157,538	(53,108,450)
Income	7,681	(7,681)	—
Large Cap Growth	(43,465)	43,465	—
Large Cap Index	(416,708)	416,708	—
Large Cap Stock	257,574	(257,568)	(6)
Large Cap Value	(513,770)	513,791	(21)
Limited Maturity Bond	291,104	4,061,918	(4,353,022)
Low Volatility Equity	(1,373)	1,373	—
Mid Cap Stock	(89,506)	89,506	—
Moderate Allocation	4,084,704	(4,080,863)	(3,841)
Moderately Aggressive Allocation	5,072,731	(5,067,809)	(4,922)
Moderately Conservative Allocation	1,501,122	(1,500,052)	(1,070)
Multidimensional Income	1,641	(1,641)	—
Opportunity Income Plus	(50,935)	50,935	—
Partner All Cap	(27,718)	27,718	—
Partner Emerging Markets Equity	(3,016)	3,016	—
Partner Growth Stock	(11,061)	11,061	—
Partner Healthcare	1,657,061	(1,657,061)	—
Partner Worldwide Allocation	3,965,631	(3,965,631)	—
Real Estate Securities	(39,110)	39,110	—
Small Cap Index	(26,493)	26,493	—
Small Cap Stock	(265,795)	279,686	(13,891)

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income#	Undistributed Long- Term Capital Gain
Aggressive Allocation	$35,606,597	$64,749,127
Balanced Income Plus	12,519,664	2,861,770
Diversified Income Plus	21,204,893	—
Government Bond	76,080	—
Growth and Income Plus	2,143,940	340,187
High Yield	730,879	—
Income	2,501,051	9,181,332
Large Cap Growth	8,286,645	46,092,712
Large Cap Index	16,657,945	4,038,558
Large Cap Stock	30,674,614	46,490,115
Large Cap Value	25,908,813	55,315,155
Limited Maturity Bond	529,433	—
Low Volatility Equity	15,669	13,498
Mid Cap Index	7,008,370	16,485,837
Mid Cap Stock	5,967,848	131,479,338
Moderate Allocation	266,327,584	250,729,313
Moderately Aggressive Allocation	158,878,853	215,240,614
Moderately Conservative Allocation	135,599,531	76,584,067
Money Market	7,963	—
Opportunity Income Plus	168,391	—
Partner All Cap	1,329,696	4,728,066
Partner Emerging Markets Equity	1,179,525	—
Partner Growth Stock	2,045,300	10,500,553
Partner Healthcare	1,861,565	—
Partner Worldwide Allocation	86,402,218	23,945,867
Real Estate Securities	3,773,765	305,233
Small Cap Index	10,064,074	22,283,850
Small Cap Stock	7,774,399	41,870,117

#	Undistributed ordinary income includes income derived from short-term capital gains.

At December 31, 2017, the following Portfolios had accumulated net realized capital loss carryovers as follows:

Portfolio	Capital Loss Carryover	Expiration
Diversified Income Plus	$1,331,459	Unlimited
Government Bond	354,878	Unlimited
High Yield	30,558,394	Unlimited
Limited Maturity Bond	1,268,409	Unlimited
Money Market	3,075	Unlimited
Opportunity Income Plus	2,404,598	Unlimited
Partner Emerging Markets Equity	1,745,764	Unlimited
Partner Healthcare	2,545,781	Unlimited

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

In addition to the capital loss carryovers noted above, $46,838,004 and $4,353,022 in High Yield Portfolio and Limited Maturity Bond Portfolio respectively, expired during the fiscal year 2017.

During the fiscal year 2017, capital loss carryovers utilized by the Portfolios were as follows:

Portfolio	Capital Loss Carryover
Balanced Income Plus	$2,255,704
Diversified Income Plus	5,230,624
Government Bond	430,297
Growth and Income Plus	1,801,993
Partner All Cap	651,767
Partner Healthcare	21,866,156
Partner Worldwide Allocation	50,262,622

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Ordinary Income(a)		Long-Term Capital Gain		Return of Capital
Portfolio	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016
Aggressive Allocation	$9,948,506	$11,455,287	$4,529,247	$52,131,486	$—	$—
Balanced Income Plus	8,894,300	8,280,417	—	11,442,058	—	—
Diversified Income Plus	18,882,918	17,529,531	—	1,400,147	—	—
Government Bond	4,007,147	3,058,253	—	352,623	—	—
Growth and Income Plus	1,761,823	1,812,791	—	1,403,976	—	—
High Yield	45,109,736	42,506,756	—	—	—	—
Income	52,547,264	48,254,930	—	1,034,971	—	—
Large Cap Growth	4,215,878	5,522,479	323,424	85,392,249	—	—
Large Cap Index	11,961,438	11,009,369	4,167,019	3,633,891	—	—
Large Cap Stock	12,790,679	10,892,157	6,231,643	—	—	—
Large Cap Value	19,778,143	16,286,358	39,908,690	70,697,664	—	—
Limited Maturity Bond	17,689,142	16,476,116	—	—	—	—
Low Volatility Equity	91,096	—	19,564	—	—	—
Mid Cap Index	3,794,957	2,027,771	10,122,227	11,127,308	—	—
Mid Cap Stock	27,319,448	4,831,544	104,453,023	131,855,876	—	—
Moderate Allocation	165,645,314	149,917,958	46,660,945	226,127,215	—	—
Moderately Aggressive Allocation	79,910,547	71,972,085	30,586,356	205,042,436	—	—
Moderately Conservative Allocation	104,430,761	74,694,401	29,603,523	49,387,817	—	—
Money Market	872,064	—	—	—	—	—
Multidimensional Income	499,312	—	4,820	—	16,798	—
Opportunity Income Plus	5,390,828	3,939,453	—	—	—	—
Partner All Cap	504,651	1,893,730	—	2,421,187	—	—
Partner Emerging Markets Equity	507,471	510,872	—	—	—	—
Partner Growth Stock	128,959	—	1,595,948	5,258,920	—	—
Partner Healthcare	494,439	9,575,755	—	4,950,825	—	—
Partner Worldwide Allocation	39,554,008	35,720,547	—	—	—	—
Real Estate Securities	3,054,876	2,477,260	124,618	660,933	—	—
Small Cap Index	6,311,872	3,163,365	22,938,136	22,575,194	—	—
Small Cap Stock	6,185,949	1,427,353	28,062,176	20,830,835	—	—

(a)	Ordinary income includes income derived from short-term capital gains, if any.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended December 31, 2017, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$479,202	$433,010
Balanced Income Plus	289,128	266,578
Diversified Income Plus	406,570	350,672
Government Bond	21,226	66,183
Growth and Income Plus	68,525	68,816
High Yield	410,586	391,123
Income	633,938	556,576
Large Cap Growth	637,567	706,766
Large Cap Index	137,086	21,604
Large Cap Stock	508,425	517,985
Large Cap Value	263,362	247,437
Limited Maturity Bond	337,648	320,178
Low Volatility Equity	10,454	1,948
Mid Cap Index	123,574	58,660
Mid Cap Stock	455,017	437,688
Moderate Allocation	3,577,335	3,069,658
Moderately Aggressive Allocation	2,229,780	1,896,462
Moderately Conservative Allocation	1,637,882	1,235,345
Multidimensional Income	27,440	9,885
Opportunity Income Plus	122,836	92,795
Partner All Cap	52,495	54,027
Partner Emerging Markets Equity	32,499	11,282
Partner Growth Stock	97,495	77,099
Partner Healthcare	375,185	368,911
Partner Worldwide Allocation	1,630,746	1,585,066
Real Estate Securities	28,138	27,406
Small Cap Index	114,729	69,032
Small Cap Stock	236,555	236,810

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$204,262	$213,637
Balanced Income Plus	296,724	297,292
Diversified Income Plus	530,138	517,247
Government Bond	814,936	768,010
Growth and Income Plus	46,972	46,384
Income	916,442	928,703
Limited Maturity Bond	240,140	239,799
Moderate Allocation	11,204,986	11,377,541
Moderately Aggressive Allocation	3,575,441	3,616,601
Moderately Conservative Allocation	8,367,621	8,446,514
Multidimensional Income	21,083	19,211
Opportunity Income Plus	242,575	241,832
Partner Worldwide Allocation	27,527	32,196

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2017, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Balanced Income Plus	25	1.75%
Diversified Income Plus	26	3.12%
Government Bond	3	0.54%
Growth and Income Plus	2	0.06%
High Yield	4	1.11%
Income	11	2.03%
Limited Maturity Bond	33	9.66%
Moderate Allocation	46	1.13%
Moderately Aggressive Allocation	44	0.55%
Moderately Conservative Allocation	47	1.55%
Opportunity Income Plus	28	3.47%
Partner Growth Stock	8	0.35%
Partner Worldwide Allocation	12	0.23%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except the Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction, which could result in additional losses to the Portfolio.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios or affiliated Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another Portfolio or Fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

During the period ended December 31, 2017, the following Portfolios engaged in purchase transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Purchase Amount
Large Cap Index	$6,445,288
Mid Cap Index	19,255,861
Opportunity Income Plus	1,006,010
Small Cap Index	3,646,427

During the period ended December 31, 2017, the following Portfolios engaged in sale transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Sales Proceeds	Realized Gain/(Loss)
Government Bond	$1,424,077	$63,689
Mid Cap Index	9,637,501	1,742,469
Small Cap Index	17,189,878	5,168,256

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

As of December 31, 2017, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Balanced Income Plus	200,000,000	0.01
Diversified Income Plus	300,000,000	0.01
Government Bond	100,000,000	0.01
Growth and Income Plus	100,000,000	0.01
High Yield	500,000,000	0.01
Income	500,000,000	0.01
Large Cap Growth	300,000,000	0.01
Large Cap Index	100,000,000	0.01
Large Cap Stock	300,000,000	0.01
Large Cap Value	300,000,000	0.01
Limited Maturity Bond	300,000,000	0.01
Low Volatility Equity	100,000,000	0.01
Mid Cap Index	100,000,000	0.01
Mid Cap Stock	300,000,000	0.01
Moderate Allocation	1,800,000,000	0.01
Moderately Aggressive Allocation	1,000,000,000	0.01
Moderately Conservative Allocation	1,000,000,000	0.01
Money Market	1,000,000,000	0.01
Multidimensional Income	100,000,000	0.01
Opportunity Income Plus	100,000,000	0.01
Partner All Cap	100,000,000	0.01
Partner Emerging Markets Equity	100,000,000	0.01
Partner Growth Stock	100,000,000	0.01
Partner Healthcare	100,000,000	0.01
Partner Worldwide Allocation	500,000,000	0.01
Real Estate Securities	100,000,000	0.01

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Portfolio	Shares Authorized	Par Value
Small Cap Index	100,000,000	0.01
Small Cap Stock	200,000,000	0.01

(8) PAYMENTS BY AFFILIATES

During the year ended December 31, 2017 the Adviser reimbursed Large Cap Stock Portfolio for a trade error. The reimbursement resulted in a one year total return of 21.15%. Excluding this reimbursement, the total return would have been 21.05%. The amount of this reimbursement is reflected in the Net increase from payments by affiliates of the Statement of Operations.

(9) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(10) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of December 31, 2017, the following Portfolios had portfolio concentration greater than 25% in certain market sectors.

Portfolio	Sector	% Total Net Assets
Government Bond Portfolio	U.S. Govt. & Agencies	57.0%
Government Bond Portfolio	Mortgage-Backed	29.0%
Income Portfolio	Financials	29.4%
Large Cap Growth Portfolio	Information Technology	51.8%
Large Cap Value Portfolio	Financials	27.9%
Partner Emerging Markets Portfolio	Financials	26.0%
Partner Growth Stock Portfolio	Information Technology	41.7%

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2017	$14.58	$0.11	$3.02	$3.13	$(0.12)	$(0.08)
Year Ended 12/31/2016	14.19	0.12	1.19	1.31	(0.14)	(0.78)
Year Ended 12/31/2015	15.44	0.10	(0.13)	(0.03)	(0.16)	(1.06)
Year Ended 12/31/2014	15.04	0.10	0.80	0.90	(0.07)	(0.43)
Year Ended 12/31/2013	12.15	0.07	3.17	3.24	(0.17)	(0.18)
BALANCED INCOME PLUS PORTFOLIO
Year Ended 12/31/2017	14.09	0.37	1.26	1.63	(0.35)	—
Year Ended 12/31/2016	14.03	0.37	0.57	0.94	(0.37)	(0.51)
Year Ended 12/31/2015	14.87	0.38	(0.38)	0.00	(0.32)	(0.52)
Year Ended 12/31/2014	17.28	0.33	0.67	1.00	(0.28)	(3.13)
Year Ended 12/31/2013	15.42	0.30	2.42	2.72	(0.31)	(0.55)
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2017	7.76	0.24	0.48	0.72	(0.25)	—
Year Ended 12/31/2016	7.53	0.25	0.27	0.52	(0.27)	(0.02)
Year Ended 12/31/2015	7.94	0.25	(0.24)	0.01	(0.26)	(0.16)
Year Ended 12/31/2014	7.84	0.26	0.08	0.34	(0.24)	—
Year Ended 12/31/2013	7.23	0.21	0.59	0.80	(0.19)	—
GOVERNMENT BOND PORTFOLIO
Year Ended 12/31/2017	10.85	0.22	0.10	0.32	(0.22)	—
Year Ended 12/31/2016	10.89	0.19	(0.02)	0.17	(0.19)	(0.02)
Year Ended 12/31/2015	11.00	0.20	(0.11)	0.09	(0.20)	—
Year Ended 12/31/2014	10.56	0.24	0.44	0.68	(0.24)	—
Year Ended 12/31/2013	11.39	0.21	(0.48)	(0.27)	(0.21)	(0.35)
GROWTH AND INCOME PLUS PORTFOLIO
Year Ended 12/31/2017	10.20	0.21	1.21	1.42	(0.21)	—
Year Ended 12/31/2016	9.97	0.20	0.44	0.64	(0.23)	(0.18)
Year Ended 12/31/2015	10.72	0.24	(0.32)	(0.08)	(0.23)	(0.44)
Year Ended 12/31/2014	11.66	0.18	0.09	0.27	(0.30)	(0.91)
Year Ended 12/31/2013	9.82	0.33	1.74	2.07	(0.23)	—
HIGH YIELD PORTFOLIO
Year Ended 12/31/2017	4.77	0.27	0.08	0.35	(0.26)	—
Year Ended 12/31/2016	4.48	0.26	0.29	0.55	(0.26)	—
Year Ended 12/31/2015	4.87	0.28	(0.39)	(0.11)	(0.28)	—
Year Ended 12/31/2014	5.07	0.30	(0.20)	0.10	(0.30)	—
Year Ended 12/31/2013	5.05	0.32	0.02	0.34	(0.32)	—
INCOME PORTFOLIO
Year Ended 12/31/2017	10.07	0.34	0.28	0.62	(0.34)	(0.02)
Year Ended 12/31/2016	9.83	0.35	0.25	0.60	(0.35)	(0.01)
Year Ended 12/31/2015	10.50	0.38	(0.44)	(0.06)	(0.38)	(0.23)
Year Ended 12/31/2014	10.34	0.40	0.29	0.69	(0.40)	(0.13)
Year Ended 12/31/2013	10.77	0.40	(0.41)	(0.01)	(0.40)	(0.02)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
						Ratio to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio Turnover
Total	Value, End of	Total	of Period		Net Investment		Net Investment
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.20)	$17.51	21.51%	$1,312.5	0.58%	0.69%	0.79%	0.48%	63%
(0.92)	14.58	10.11%	1,063.4	0.58%	0.89%	0.79%	0.68%	65%
(1.22)	14.19	(0.45)%	967.6	0.57%	0.73%	0.64%	0.65%	60%
(0.50)	15.44	6.02%	904.9	0.50%	0.70%	0.50%	0.70%	58%
(0.35)	15.04	27.05%	799.4	0.46%	0.53%	0.47%	0.52%	43%

(0.35)	15.37	11.67%	402.0	0.65%	2.60%	0.65%	2.60%	151%
(0.88)	14.09	7.06%	355.4	0.66%	2.86%	0.66%	2.86%	140%
(0.84)	14.03	(0.14)%	313.1	0.66%	2.77%	0.66%	2.77%	147%
(3.41)	14.87	6.07%	303.0	0.64%	2.38%	0.64%	2.38%	111%
(0.86)	17.28	17.95%	275.0	0.53%	1.81%	0.53%	1.81%	216%

(0.25)	8.23	9.35%	676.7	0.47%	3.29%	0.47%	3.29%	146%
(0.29)	7.76	7.08%	562.8	0.48%	3.61%	0.48%	3.61%	103%
(0.42)	7.53	0.08%	479.6	0.49%	3.65%	0.49%	3.65%	113%
(0.24)	7.94	4.27%	437.3	0.48%	3.84%	0.48%	3.84%	136%
(0.19)	7.84	11.17%	362.7	0.49%	3.88%	0.49%	3.88%	150%

(0.22)	10.95	2.96%	199.4	0.45%	2.01%	0.45%	2.01%	422%
(0.21)	10.85	1.49%	194.9	0.46%	1.69%	0.46%	1.69%	349%
(0.20)	10.89	0.80%	157.3	0.47%	1.78%	0.47%	1.78%	372%
(0.24)	11.00	6.52%	150.0	0.47%	2.22%	0.47%	2.22%	407%
(0.56)	10.56	(2.47)%	152.0	0.46%	1.94%	0.46%	1.94%	384%

(0.21)	11.41	14.01%	99.0	0.80%	1.88%	0.96%	1.71%	131%
(0.41)	10.20	6.63%	87.6	0.80%	2.15%	1.00%	1.95%	129%
(0.67)	9.97	(0.81)%	78.8	0.80%	2.24%	0.99%	2.06%	191%
(1.21)	10.72	2.21%	81.1	0.80%	2.30%	0.94%	2.16%	176%
(0.23)	11.66	21.24%	65.5	0.79%	2.10%	0.85%	2.04%	153%

(0.26)	4.86	7.55%	849.3	0.45%	5.54%	0.45%	5.54%	50%
(0.26)	4.77	12.78%	791.1	0.45%	5.65%	0.45%	5.65%	38%
(0.28)	4.48	(2.69)%	712.1	0.45%	5.73%	0.45%	5.73%	38%
(0.30)	4.87	1.96%	855.8	0.44%	5.86%	0.44%	5.86%	42%
(0.32)	5.07	6.91%	921.9	0.44%	6.31%	0.44%	6.31%	53%

(0.36)	10.33	6.29%	1,519.7	0.44%	3.34%	0.44%	3.34%	105%
(0.36)	10.07	6.09%	1,427.4	0.44%	3.44%	0.44%	3.44%	109%
(0.61)	9.83	(0.68)%	1,336.0	0.44%	3.69%	0.44%	3.69%	92%
(0.53)	10.50	6.68%	1,392.3	0.44%	3.77%	0.44%	3.77%	87%
(0.42)	10.34	(0.07)%	1,417.6	0.44%	3.78%	0.44%	3.78%	115%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2017	$27.65	$0.13		$7.86	$7.99	$(0.12)	$(0.01)
Year Ended 12/31/2016	30.90	0.16		(0.80)	(0.64)	(0.15)	(2.46)
Year Ended 12/31/2015	28.08	0.12		2.83	2.95	(0.13)	—
Year Ended 12/31/2014	25.46	0.16		2.63	2.79	(0.17)	—
Year Ended 12/31/2013	18.81	0.15		6.64	6.79	(0.14)	—
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2017	31.04	0.53		6.06	6.59	(0.46)	(0.21)
Year Ended 12/31/2016	28.54	0.47		2.78	3.25	(0.56)	(0.19)
Year Ended 12/31/2015	28.75	0.57	***	(0.25)	0.32	(0.39)	(0.14)
Year Ended 12/31/2014	25.80	0.44		2.96	3.40	(0.39)	(0.06)
Year Ended 12/31/2013	20.11	0.40		5.91	6.31	(0.39)	(0.23)
LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2017	12.10	0.17		2.35	2.52	(0.17)	(0.08)
Year Ended 12/31/2016	11.63	0.16		0.46	0.62	(0.15)	—
Year Ended 12/31/2015	12.33	0.15		0.25	0.40	(0.15)	(0.95)
Year Ended 12/31/2014	11.81	0.15		0.48	0.63	(0.11)	—
Year Ended 12/31/2013	9.22	0.11		2.60	2.71	(0.12)	—
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2017	16.84	0.27		2.61	2.88	(0.25)	(0.50)
Year Ended 12/31/2016	15.52	0.25		2.25	2.50	(0.22)	(0.96)
Year Ended 12/31/2015	16.79	0.23		(0.79)	(0.56)	(0.22)	(0.49)
Year Ended 12/31/2014	15.58	0.22		1.19	1.41	(0.20)	—
Year Ended 12/31/2013	12.00	0.20		3.59	3.79	(0.21)	—
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2017	9.81	0.19		0.06	0.25	(0.19)	—
Year Ended 12/31/2016	9.72	0.19		0.09	0.28	(0.19)	—
Year Ended 12/31/2015	9.81	0.17		(0.10)	0.07	(0.16)	—
Year Ended 12/31/2014	9.82	0.17		(0.01)	0.16	(0.17)	—
Year Ended 12/31/2013	9.92	0.15		(0.10)	0.05	(0.15)	—
LOW VOLATILITY EQUITY PORTFOLIO
Year Ended 12/31/2017(c)	10.00	0.07		0.94	1.01	(0.07)	(0.05)
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2017	17.07	0.18		2.47	2.65	(0.16)	(0.57)
Year Ended 12/31/2016	15.12	0.16		2.77	2.93	(0.14)	(0.84)
Year Ended 12/31/2015	16.35	0.15		(0.51)	(0.36)	(0.12)	(0.75)
Year Ended 12/31/2014	15.78	0.13		1.32	1.45	(0.12)	(0.76)
Year Ended 12/31/2013	12.36	0.12		3.87	3.99	(0.13)	(0.44)
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2017	19.08	0.07		3.36	3.43	(0.07)	(1.62)
Year Ended 12/31/2016	16.73	0.07		4.23	4.30	(0.07)	(1.88)
Year Ended 12/31/2015	18.86	0.09		(0.06)	0.03	(0.11)	(2.05)
Year Ended 12/31/2014	17.66	0.11		1.98	2.09	(0.06)	(0.83)
Year Ended 12/31/2013	13.09	0.06		4.57	4.63	(0.06)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

(c)	Since inception, April 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year
***	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.
****	Total return reflects increase from payments by affiliates. Excluding this reimbursement, total return would have been 21.05%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
							Ratio to Average Net Assets
					Ratio to Average Net		Before Expenses Waived,
	Net Asset			Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio
Total	Value, End	Total		of Period		Net Investment		Net Investment	Turnover
Distributions	of Period	Return(b)		(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.13)	$35.51	28.93%		$1,195.6	0.44%	0.38%	0.44%	0.38%	59%
(2.61)	27.65	(1.48)%		1,003.1	0.44%	0.55%	0.44%	0.55%	68%
(0.13)	30.90	10.48%		1,109.7	0.44%	0.41%	0.44%	0.41%	68%
(0.17)	28.08	10.99%		1,004.5	0.44%	0.54%	0.44%	0.54%	43%
(0.14)	25.46	36.14%		1,062.0	0.44%	0.66%	0.44%	0.66%	62%

(0.67)	36.96	21.46%		944.6	0.25%	1.79%	0.25%	1.79%	3%
(0.75)	31.04	11.68%		691.3	0.25%	1.96%	0.25%	1.96%	3%
(0.53)	28.54	1.12%		521.2	0.26%	2.26%	0.26%	2.26%	3%
(0.45)	28.75	13.25%		450.4	0.39%	1.65%	0.39%	1.65%	3%
(0.62)	25.80	31.81%		392.6	0.40%	1.71%	0.40%	1.71%	4%

(0.25)	14.37	21.15	%****	1,085.2	0.66%	1.31%	0.66%	1.31%	59%
(0.15)	12.10	5.42%		905.4	0.67%	1.41%	0.67%	1.41%	66%
(1.10)	11.63	3.11%		878.9	0.67%	1.26%	0.67%	1.26%	57%
(0.11)	12.33	5.29%		834.5	0.67%	1.21%	0.67%	1.21%	64%
(0.12)	11.81	29.60%		811.9	0.67%	1.02%	0.67%	1.02%	73%

(0.75)	18.97	17.65%		1,572.7	0.64%	1.53%	0.64%	1.53%	18%
(1.18)	16.84	17.44%		1,348.8	0.64%	1.70%	0.64%	1.70%	22%
(0.71)	15.52	(3.53)%		1,147.0	0.64%	1.44%	0.64%	1.44%	34%
(0.20)	16.79	9.03%		1,205.0	0.64%	1.34%	0.64%	1.34%	20%
(0.21)	15.58	31.82%		1,119.2	0.64%	1.42%	0.64%	1.42%	32%

(0.19)	9.87	2.62%		905.9	0.45%	1.94%	0.45%	1.94%	64%
(0.19)	9.81	2.84%		884.1	0.45%	1.94%	0.45%	1.94%	59%
(0.16)	9.72	0.73%		823.9	0.44%	1.67%	0.44%	1.67%	73%
(0.17)	9.81	1.68%		1,018.3	0.44%	1.75%	0.44%	1.75%	102%
(0.15)	9.82	0.45%		1,082.5	0.44%	1.56%	0.44%	1.56%	114%

(0.12)	10.89	10.10%		10.4	0.80%	1.44%	3.20%	(0.96)%	35%

(0.73)	18.99	15.98%		395.2	0.27%	1.23%	0.27%	1.23%	18%
(0.98)	17.07	20.43%		287.7	0.30%	1.38%	0.30%	1.38%	19%
(0.87)	15.12	(2.52)%		180.2	0.32%	1.15%	0.32%	1.15%	19%
(0.88)	16.35	9.28%		145.1	0.47%	0.89%	0.47%	0.89%	13%
(0.57)	15.78	32.92%		123.0	0.50%	0.95%	0.50%	0.95%	12%

(1.69)	20.82	18.99%		1,763.3	0.67%	0.37%	0.67%	0.37%	30%
(1.95)	19.08	28.71%		1,491.9	0.68%	0.45%	0.68%	0.45%	23%
(2.16)	16.73	0.08%		1,194.6	0.69%	0.53%	0.70%	0.52%	77%
(0.89)	18.86	11.93%		752.6	0.71%	0.63%	0.71%	0.63%	37%
(0.06)	17.66	35.50%		675.4	0.72%	0.38%	0.72%	0.38%	39%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2017	$13.64	$0.25	$1.50	$1.75	$(0.24)	$(0.08)
Year Ended 12/31/2016	13.09	0.24	0.88	1.12	(0.23)	(0.34)
Year Ended 12/31/2015	13.90	0.21	(0.26)	(0.05)	(0.21)	(0.55)
Year Ended 12/31/2014	13.63	0.18	0.62	0.80	(0.16)	(0.37)
Year Ended 12/31/2013	12.28	0.16	1.66	1.82	(0.20)	(0.27)
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2017	14.32	0.20	2.18	2.38	(0.19)	(0.11)
Year Ended 12/31/2016	13.77	0.19	1.14	1.33	(0.20)	(0.58)
Year Ended 12/31/2015	14.72	0.17	(0.26)	(0.09)	(0.19)	(0.67)
Year Ended 12/31/2014	14.37	0.16	0.71	0.87	(0.13)	(0.39)
Year Ended 12/31/2013	12.31	0.12	2.44	2.56	(0.20)	(0.30)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2017	12.78	0.27	0.93	1.20	(0.24)	(0.12)
Year Ended 12/31/2016	12.27	0.24	0.63	0.87	(0.22)	(0.14)
Year Ended 12/31/2015	12.89	0.20	(0.24)	(0.04)	(0.23)	(0.35)
Year Ended 12/31/2014	12.71	0.23	0.43	0.66	(0.20)	(0.28)
Year Ended 12/31/2013	12.07	0.20	0.87	1.07	(0.19)	(0.24)
MONEY MARKET PORTFOLIO
Year Ended 12/31/2017	1.00	0.01	0.00	0.01	(0.01)	—
Year Ended 12/31/2016	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2015	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2014	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2013	1.00	0.00	0.00	0.00	—	—
MULTIDIMENSIONAL INCOME PORTFOLIO
Year Ended 12/31/2017(c)	10.00	0.25	0.10	0.35	(0.25)	(0.01)
OPPORTUNITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2017	10.09	0.35	0.10	0.45	(0.34)	—
Year Ended 12/31/2016	9.81	0.34	0.28	0.62	(0.34)	—
Year Ended 12/31/2015	10.15	0.35	(0.35)	0.00	(0.34)	—
Year Ended 12/31/2014	10.15	0.35	0.00	0.35	(0.35)	—
Year Ended 12/31/2013	10.64	0.26	(0.40)	(0.14)	(0.26)	(0.09)
PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2017	12.99	0.08	2.54	2.62	(0.07)	—
Year Ended 12/31/2016	12.94	0.07	0.61	0.68	(0.04)	(0.59)
Year Ended 12/31/2015	14.18	0.04	0.33	0.37	(0.05)	(1.56)
Year Ended 12/31/2014	12.71	0.06	1.49	1.55	(0.08)	—
Year Ended 12/31/2013	9.64	0.08	3.07	3.15	(0.08)	—
PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Year Ended 12/31/2017	11.39	0.18	2.96	3.14	(0.09)	—
Year Ended 12/31/2016	10.31	0.10	1.09	1.19	(0.11)	—
Year Ended 12/31/2015	12.08	0.12	(1.75)	(1.63)	(0.14)	—
Year Ended 12/31/2014	12.47	0.14	(0.41)	(0.27)	(0.12)	—
Year Ended 12/31/2013	13.61	0.12	(1.13)	(1.01)	(0.13)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

(c)	Since inception, April 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

			RATIOS/SUPPLEMENTAL DATA
		Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio
Return of Capital	Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Turnover Rate

$—	$(0.32)	$15.07	12.95%	$10,195.6	0.45%	1.75%	0.62%	1.58%	155%
—	(0.57)	13.64	8.89%	9,261.4	0.46%	1.80%	0.62%	1.64%	159%
—	(0.76)	13.09	(0.56)%	8,657.3	0.46%	1.57%	0.51%	1.51%	153%
—	(0.53)	13.90	5.88%	8,607.8	0.44%	1.50%	0.44%	1.50%	134%
—	(0.47)	13.63	15.12%	7,181.1	0.36%	1.46%	0.38%	1.44%	99%

—	(0.30)	16.40	16.79%	6,183.5	0.46%	1.30%	0.69%	1.07%	104%
—	(0.78)	14.32	10.23%	5,325.7	0.47%	1.41%	0.69%	1.19%	106%
—	(0.86)	13.77	(0.75)%	4,898.1	0.47%	1.21%	0.55%	1.14%	91%
—	(0.52)	14.72	6.05%	4,775.0	0.45%	1.15%	0.45%	1.15%	88%
—	(0.50)	14.37	21.30%	4,224.5	0.38%	1.09%	0.40%	1.07%	60%

—	(0.36)	13.62	9.52%	5,138.4	0.47%	2.08%	0.59%	1.96%	207%
—	(0.36)	12.78	7.24%	4,695.1	0.47%	2.03%	0.59%	1.90%	211%
—	(0.58)	12.27	(0.46)%	4,100.1	0.46%	1.77%	0.50%	1.73%	198%
—	(0.48)	12.89	5.32%	3,679.4	0.44%	1.91%	0.44%	1.91%	182%
—	(0.43)	12.71	9.02%	3,353.0	0.37%	1.72%	0.40%	1.68%	198%

—	(0.01)	1.00	0.50%	156.1	0.45%	0.49%	0.45%	0.49%	N/A
—	—	1.00	0.00%	191.9	0.45%	0.00%	0.46%	(0.02)%	N/A
—	—	1.00	0.00%	146.9	0.21%	0.00%	0.55%	(0.33)%	N/A
—	—	1.00	0.00%	126.4	0.18%	0.00%	0.53%	(0.35)%	N/A
—	—	1.00	0.00%	146.6	0.22%	0.00%	0.52%	(0.30)%	N/A

(0.01)	(0.27)	10.08	3.51%	20.0	0.95%	3.56%	1.44%	3.07%	172%

—	(0.34)	10.20	4.63%	176.8	0.65%	3.49%	0.65%	3.49%	218%
—	(0.34)	10.09	6.38%	140.4	0.69%	3.42%	0.69%	3.42%	202%
—	(0.34)	9.81	(0.03)%	99.7	0.73%	3.44%	0.73%	3.44%	184%
—	(0.35)	10.15	3.48%	71.8	0.76%	3.46%	0.79%	3.42%	140%
—	(0.35)	10.15	(1.39)%	46.5	0.79%	2.58%	0.88%	2.49%	755%

—	(0.07)	15.54	20.24%	111.4	0.81%	0.57%	0.81%	0.57%	51%
—	(0.63)	12.99	5.77%	94.9	0.87%	0.60%	1.14%	0.33%	64%
—	(1.61)	12.94	2.26%	86.2	0.92%	0.36%	1.16%	0.12%	72%
—	(0.08)	14.18	12.26%	69.5	0.95%	0.48%	1.18%	0.25%	105%
—	(0.08)	12.71	32.85%	63.8	0.98%	0.69%	1.23%	0.45%	133%

—	(0.09)	14.44	27.64%	94.4	1.30%	1.60%	1.53%	1.37%	15%
—	(0.11)	11.39	11.58%	56.5	1.33%	0.98%	1.66%	0.65%	7%
—	(0.14)	10.31	(13.59)%	43.5	1.40%	1.09%	1.70%	0.79%	4%
—	(0.12)	12.08	(2.29)%	48.5	1.40%	1.07%	1.52%	0.95%	14%
—	(0.13)	12.47	(7.34)%	59.9	1.40%	1.07%	1.54%	0.92%	5%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2017	$18.01	$0.03	$6.00	$6.03	$(0.02)	$(0.23)
Year Ended 12/31/2016	18.67	0.02	0.14	0.16	—	(0.82)
Year Ended 12/31/2015	18.72	(0.02)	1.93	1.91	—	(1.96)
Year Ended 12/31/2014	18.79	(0.03)	1.53	1.50	—	(1.57)
Year Ended 12/31/2013	13.54	(0.04)	5.29	5.25	0.00	—
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2017	15.01	0.04	2.88	2.92	(0.05)	—
Year Ended 12/31/2016	19.45	0.00	(3.02)	(3.02)	(0.75)	(0.67)
Year Ended 12/31/2015	19.70	0.78 ***	0.20	0.98	0.00	(1.23)
Year Ended 12/31/2014	16.84	0.01	3.98	3.99	—	(1.13)
Year Ended 12/31/2013	13.39	(0.02)	4.10	4.08	(0.05)	(0.58)
PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2017	9.09	0.23	1.92	2.15	(0.22)	—
Year Ended 12/31/2016	9.00	0.21	0.08	0.29	(0.20)	—
Year Ended 12/31/2015	9.30	0.19	(0.25)	(0.06)	(0.24)	—
Year Ended 12/31/2014	10.02	0.22	(0.74)	(0.52)	(0.20)	—
Year Ended 12/31/2013	8.62	0.18	1.22	1.40	0.00	—
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2017	23.24	0.46	0.91	1.37	(0.38)	(0.03)
Year Ended 12/31/2016	22.01	0.38	1.28	1.66	(0.34)	(0.09)
Year Ended 12/31/2015	22.78	0.35	0.16	0.51	(0.33)	(0.95)
Year Ended 12/31/2014	17.98	0.35	5.11	5.46	(0.30)	(0.36)
Year Ended 12/31/2013	17.85	0.29	0.11	0.40	(0.27)	—
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2017	18.18	0.19	2.07	2.26	(0.16)	(1.08)
Year Ended 12/31/2016	15.77	0.16	3.63	3.79	(0.17)	(1.21)
Year Ended 12/31/2015	17.44	0.17	(0.47)	(0.30)	(0.14)	(1.23)
Year Ended 12/31/2014	17.86	0.15	0.77	0.92	(0.13)	(1.21)
Year Ended 12/31/2013	13.42	0.14	5.17	5.31	(0.20)	(0.67)
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2017	18.49	0.09	3.68	3.77	(0.07)	(1.18)
Year Ended 12/31/2016	15.53	0.09	3.72	3.81	(0.06)	(0.79)
Year Ended 12/31/2015	18.37	0.04	(0.38)	(0.34)	(0.08)	(2.42)
Year Ended 12/31/2014	17.77	0.08	0.75	0.83	(0.04)	(0.19)
Year Ended 12/31/2013	13.12	0.04	4.67	4.71	(0.06)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year
***	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.76 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Turnover Rate

$(0.25)	$23.79	33.61%	$183.7	0.79%	0.18%	0.79%	0.18%	52%
(0.82)	18.01	1.35%	121.3	0.82%	0.12%	0.96%	(0.03)%	43%
(1.96)	18.67	10.65%	110.1	0.86%	(0.14)%	1.00%	(0.28)%	35%
(1.57)	18.72	8.51%	81.7	0.91%	(0.18)%	1.01%	(0.28)%	38%
0.00	18.79	38.84%	76.2	0.94%	(0.24)%	1.04%	(0.34)%	34%

(0.05)	17.88	19.42%	193.3	0.91%	0.23%	0.99%	0.15%	212%
(1.42)	15.01	(16.01)%	163.4	0.93%	0.14%	0.99%	0.08%	101%
(1.23)	19.45	4.61%	192.2	0.96%	4.90%	1.03%	4.83%	73%
(1.13)	19.70	24.23%	102.1	1.13%	0.03%	1.13%	0.03%	63%
(0.63)	16.84	31.09%	53.7	1.25%	(0.10)%	1.31%	(0.16)%	61%

(0.22)	11.02	23.84%	2,066.3	0.87%	2.24%	0.91%	2.20%	88%
(0.20)	9.09	3.35%	1,654.7	0.92%	2.40%	0.92%	2.40%	114%
(0.24)	9.00	(0.78)%	1,605.6	0.92%	2.06%	0.92%	2.06%	76%
(0.20)	9.30	(5.35)%	1,607.3	0.91%	2.24%	0.91%	2.24%	78%
0.00	10.02	16.31%	1,706.0	0.91%	1.97%	0.91%	1.97%	80%

(0.41)	24.20	5.95%	184.3	0.90%	1.90%	0.90%	1.90%	15%
(0.43)	23.24	7.50%	180.0	0.90%	1.77%	0.90%	1.77%	17%
(1.28)	22.01	2.75%	155.5	0.92%	1.77%	0.92%	1.77%	12%
(0.66)	22.78	30.82%	142.5	0.92%	1.67%	0.92%	1.67%	21%
(0.27)	17.98	2.18%	120.1	0.92%	1.53%	0.92%	1.53%	22%

(1.24)	19.20	13.13%	496.7	0.27%	1.17%	0.27%	1.17%	16%
(1.38)	18.18	26.12%	401.7	0.28%	1.20%	0.28%	1.20%	21%
(1.37)	15.77	(2.17)%	279.9	0.29%	1.13%	0.29%	1.13%	20%
(1.34)	17.44	5.36%	268.6	0.43%	0.87%	0.43%	0.87%	12%
(0.87)	17.86	40.83%	262.8	0.44%	0.84%	0.44%	0.84%	12%

(1.25)	21.01	21.23%	613.2	0.72%	0.48%	0.72%	0.48%	44%
(0.85)	18.49	25.94%	506.1	0.73%	0.56%	0.73%	0.56%	57%
(2.50)	15.53	(3.13)%	413.8	0.75%	0.47%	0.75%	0.47%	90%
(0.23)	18.37	4.76%	306.3	0.75%	0.42%	0.75%	0.42%	56%
(0.06)	17.77	35.90%	354.6	0.75%	0.25%	0.75%	0.25%	62%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-THRIVENT (847-4836). You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at thrivent.com or sec.gov.

Quarterly Schedule of Investments

The Fund files its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 800-THRIVENT (847-4836). The Fund’s most recent Form N-Q Schedule of Investments also is available at Thrivent.com or sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a portfolio’s principal holdings. A complete listing of holdings for a portfolio in which the summary is included in the shareholder report is available free of charge by calling 800-THRIVENT (847-4836). It is also available at Thrivent.com or sec.gov where it is part of form N-CSR.

Board Approval of Advisory Agreement and Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of directors. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the directors who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At its meeting on November 14-15, 2017 (the “Meeting”), the Board of Directors (the “Board”) of the Thrivent Series Fund, Inc. (the “Fund”), including the directors who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Directors”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series of the Fund (each, a “Portfolio”). The Board, including the Independent Directors, also unanimously approved the subadvisory agreements for each of the Portfolios (the “Subadvisory Agreements”) for which there is an investment subadviser (each a “Subadviser”).

At the Meeting, the Board, including the Independent Directors, also considered and voted unanimously to approve an amendment to the Advisory Agreement (the “Amended Advisory Agreement”) between the Fund and the Adviser for the addition of Thrivent Small Cap Growth Portfolio (the “New Portfolio”) for an initial term of two years.

The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Portfolio;

3.	The advisory fee and net operating expense ratio of each Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

ADDITIONAL INFORMATION

(unaudited)

5.	The extent to which economies of scale may be realized as the Portfolios grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Portfolios’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Fund; and

8.	Any other factors that the Board deemed relevant to its consideration.

With respect to the New Portfolio, the Board also considered many of the factors listed above to the extent such factor was applicable in the context of an approval of the Amended Advisory Agreement for the New Portfolio. Accordingly, the Board considered:

1.	The nature, extent and quality of services the Adviser proposes to provide to the New Portfolio;

2.	The Adviser’s investment management personnel and their track record managing accounts with a similar strategy;

3.	The proposed advisory fee and net operating expense ratio of the New Portfolio compared to a peer group;

4.	The extent to which economies of scale may be realized as the New Portfolio grows;

5.	Any other benefits anticipated to be derived by the Adviser or its affiliates from their relationships with the Fund with respect to the New Portfolio; and

6.	Any other factors that the Board deemed relevant to its consideration.

The Contracts Committee of the Board (consisting of all of the Independent Directors) met on five occasions from May 23 to November 14, 2017 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Portfolio-by-Portfolio statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Portfolios in comparison to a peer group of comparable funds; portfolio turnover percentages; 3-year standard deviation ratios; brokerage costs; information with respect to services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Portfolios; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios.

The Board received information from the Adviser regarding the personnel providing services to the Portfolios, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Portfolio-by-Portfolio analyses and independent assessment of information relating to the Portfolios and the agreements.

The Board also received information from the Adviser on three occasions from May 23 to November 14, 2017 with respect to the New Portfolio.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider approval of the Amended Advisory Agreement for the New Portfolio and the reapproval of the Advisory and Subadvisory Agreements for the Portfolios. As noted above, the Independent Directors were assisted throughout the process by an independent consultant, MPI. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

ADDITIONAL INFORMATION

(unaudited)

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser, transfer agent, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and Subadvisers. The Board also considered similar information with respect to the services to be provided to the New Portfolio pursuant to the Amended Advisory Agreement.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and one or more of the Head of Fixed Income Funds, the Chief Investment Strategist, and Senior Portfolio Management – Fixed Income, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds, and, where applicable, the Chief Investment Strategist, presented information about each of the Portfolios. The Adviser noted that the Head of Equity Investments and Head of Fixed Income Funds monitor the Portfolios’ risk profiles and that the Adviser had implemented a process to monitor market and relative risks in comparison to the Portfolios’ Lipper peer groups and market benchmarks. The Board also received a presentation from the Adviser’s Head of Equity Investments and Senior Portfolio Manager – Fixed Income regarding risk analysis of the Asset Allocation Funds. The Board received presentations or additional information from the Adviser regarding the Portfolios’ securities lending program and the Adviser’s services with respect to collateral management, and the Adviser’s equity fundamental research, emerging markets debt and Systematic Alpha teams. These reports and presentations gave the Board the opportunity to evaluate the investment teams’ abilities and the quality of services they provide to the Portfolios. The Adviser reviewed with the Board the services provided by the Adviser and Subadvisers and the Adviser’s oversight of the Subadvisers. The Adviser and the Fund’s Chief Compliance Officer presented information to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Directors also met in-person, including in executive session, with and received quarterly reports from the Fund’s Chief Compliance Officer. The Board noted that the CCO met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Portfolios, including, among other things, management of portfolio cash and short-term investments, subadviser expense management and payment, investment performance and compliance monitoring, and the search for and selection of Subadvisers. The Board noted that investment management staff of the Adviser and the Fund’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, follow through with additional inquiry on any questions or concerns that arise during the visit and then report the results of the visit to the Board. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Portfolio’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics, and that the Adviser has incorporated into this process requests from the Board for additional information from the Subadvisers. The Board also noted that the Subadvisers’ responses to these additional requests were reviewed by individuals representing various functional areas of or supporting the Adviser. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Portfolios.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Portfolios, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Portfolios and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and, as applicable, by the Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements. The Board also concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services to be provided to the New Portfolio by the Adviser supported approval of the Amended Advisory Agreement.

ADDITIONAL INFORMATION

(unaudited)

Performance of the Portfolios

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and one or more of the Head of Fixed Income Funds, the Chief Investment Strategist, and Senior Portfolio Management – Fixed Income, reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolios. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that, for the period ended June 30, 2017, the three-year average ranking of the Portfolios against their Lipper categories was 33% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Portfolios did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Portfolios and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Portfolios’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Portfolios. MPI assisted the Independent Directors in connection with the evaluation of peer groups and customized benchmarks. The Board concluded that the performance of each individual Portfolio was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

The New Portfolio had not commenced operations prior to the Meeting. Accordingly, the New Portfolio did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Adviser with similar investment strategies as the New Portfolio, as well as the Adviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Board concluded that the historical performance records to the extent available, viewed together with the other relevant factors and information considered by the Board, supported a decision to approve the Amended Advisory Agreement. The Board also concluded that it was appropriate to consider the New Portfolio’s investment performance in connection with future reviews of the Amended Advisory Agreement.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that the majority of the Portfolios’ advisory fees were near or below the medians of their peer groups. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that the average ranking of the Portfolios’ advisory fees was 35% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to continue fee waivers and expense limitations for certain Portfolios and considered the effect of the waivers in lowering the Portfolios’ expenses. The Board also viewed favorably that the Adviser would reduce the advisory fee for five Portfolios effective January 1, 2018. On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Portfolio-by-Portfolio basis and noted that all but two Portfolios (each of which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Portfolios had an average ranking of 23% (on a scale of 1-99%, with 1% being the lowest expenses). With respect to the Thrivent Money Market Portfolio, the Board noted that it had received information from the Adviser explaining the impact of the increase in short term rates and higher money market fund yields in increasing expense ratios. With respect to Thrivent Partner Emerging Markets Equity Portfolio, the Board noted the Adviser’s willingness to reduce the advisory fees, the relatively small average asset size of the Portfolio, that the Portfolio’s net expense ratio was higher than its peer group median by two basis points and that the Portfolio was subject to an expense cap.

The Board considered the proposed advisory fees to be paid under the Amended Advisory Agreement and the anticipated net expense ratio and evaluated the reasonableness of those fees and expenses compared to peer group medians and averages. The Board also considered the proposed breakpoint schedules in the advisory fee rates of the New Portfolio. In addition, the

ADDITIONAL INFORMATION

(unaudited)

Board received and considered estimates of the New Portfolio’s projected asset levels. Although the Board recognized that the Adviser’s proposed advisory fees and anticipated net operating expenses of the New Portfolio and those of identified peer funds are imprecise, the Board found that the information supported its consideration and approval of the proposed advisory fees and evaluation of the anticipated net operating expenses.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the Subadvisory Agreements.

With respect to the New Portfolio, the Board considered that the Adviser would bear all costs to launch the New Portfolio. The Board did not consider the Adviser’s anticipated profitability with regard to the New Portfolio. The Board determined that it would have opportunity to consider profitability information in connection with future reviews of the Amended Advisory Agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.

The New Portfolio had not commenced operations prior to the Meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on the New Portfolio’s expenses. Accordingly, the Board considered the extent to which economies of scale may be shared as assets grow based on proposed advisory fee breakpoints that are designed to appropriately reduce fees as assets increase. The Board concluded that it was appropriate to consider potential economies of scale in connection with future reviews of the Amended Advisory Agreement, and the Board was satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Other Benefits to the Adviser, Subadvisers and their Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Portfolios’ portfolio trading.

ADDITIONAL INFORMATION

(unaudited)

In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Portfolios, including the potential increased ability to use soft dollars consistent with Fund policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Portfolio.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements. The Board, including the Independent Directors voting separately, approved the Amended Advisory Agreement with respect to the New Portfolio for an initial term of two years.

BOARD OF DIRECTORS AND OFFICERS

The following table provides information about the Directors and Officers of the Fund. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except for those reserved to the shareholders. Each Director oversees each of the 29 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 23 series, which offers Class A and Class S shares.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company consisting of three funds that only offer shares to the Fund, Thrivent Mutual Funds and other Thrivent entities.

The Fund, Thrivent Mutual Funds, Thrivent Cash Management Trust, and Thrivent Core Funds are collectively referred to as the “Fund Complex.” The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 800-847-4836.

Interested Directors (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Russell W. Swansen (1957) 2009	Retired; Chief Investment Officer, Thrivent Financial from 2003 to 2017. Currently, Director of Twin Bridge Capital Partners, Invenshure LLC, and Intellectual Takeout; Director of Children’s Cancer Research Fund until 2017.

David S. Royal (1971) 2015	Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015. Currently, Fairview Hospital Foundation, Children’s Cancer Research Foundation, and Twin Bridge Capital Partners.

Independent Directors (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Robert J. Chersi (1961) 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013. Director and Chairman of the Audit Committee of Old Mutual Asset Management PLC since 2016; Advisory Board member of the Pace University Lubin School of Business.

Richard A. Hauser (1943) 2004	Retired; Member, PowerHaus Advisors LLC since 2016; Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010.

Verne O. Sedlacek (1954) 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Director of Association of Governing Boards of Universities and Colleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

Constance L. Souders (1950) 2007	Retired.

BOARD OF DIRECTORS AND OFFICERS

Executive Officers (2)(4)

Name (Year of Birth) Position Held With Fund	Principal Occupation(s) During the Past Five Years

David S. Royal (1971) Director, President and Chief Investment Officer	Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting Thrivent Financial since 2006.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.

Ted S. Dryden (1965) Chief Compliance Officer	Chief Compliance Officer – Director, Compliance, Thrivent Financial since 2014; Chief Compliance Officer – Mutual Funds and Investment Adviser, Thrivent Financial from 2010 to 2013.

Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Vice President, Managing Counsel, Thrivent Financial since March 2016; Senior Counsel, Thrivent Financial from 2002 to 2016.

Kathryn A. Stelter (1962) Vice President	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.

James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.

Jill M. Forte (1974) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager - Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013.

Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)	“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)	Each Director oversees 56 portfolios.
(4)	The address for each Director and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Directors other than Mr. Swansen and Mr. Royal are not “interested persons” of the Fund and are referred to as “Independent Directors.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.

Thrivent Series Fund, Inc.

Supplement to the Prospectus

dated April 28, 2017

with respect to

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Large Cap Index Portfolio

Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM have been named portfolio managers of Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, and Thrivent Large Cap Index Portfolio (together, the “Portfolios”). Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently an Intermediate Equity Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009-2016.

Kevin R. Brimmer is no longer a portfolio manager for the Portfolios. As a result, all references to Mr. Brimmer are hereby removed from the prospectus.

The date of this Supplement is January 19, 2018.

Please include this Supplement with your Prospectus.

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THRIVENT
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4321 N. Ballard Rd., Appleton, WI 54919-0001

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In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund, Inc. to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 N. Ballard Rd., Appleton, WI 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

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- *Thrivent* magazine

Go to Thrivent.com/gopaperless to learn more.

23572AR 12-18

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Robert J. Chersi, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accounts, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $180,763 for the year ended December 31, 2016 and $559,304 for the year ended December 31, 2017.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2016 and $0 for the year ended December 31, 2017. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2016 and $0 for the year ended December 31, 2017.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $100,289 for the year ended December 31, 2016 and $117,536 for the year ended December 31, 2017. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2016 and $0 for the year ended December 31, 2017.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2016 and $0 for the year ended December 31, 2017. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2016 and $3,600 for the year ended December 31, 2017. The 2017 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2017, were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2016 and December 31, 2017 were $0 and $3,600, respectively. These figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)	Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the Thrivent Series Fund, Inc. and Shareholders of each of the seventeen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of each of the funds listed in the table below (each an individual fund of the Thrivent Series Fund, Inc., hereafter referred to as the “Funds”) as of December 31, 2017, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2017 (collectively referred to as the “financial statements”) of each of the funds listed in the table below. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Thrivent Aggressive Allocation Portfolio (1)	Thrivent Mid Cap Index Portfolio (1)
Thrivent Balanced Income Plus Portfolio (1)	Thrivent Moderate Allocation Portfolio (1)
Thrivent Diversified Income Plus Portfolio (1)	Thrivent Moderately Aggressive Allocation Portfolio (1)
Thrivent Growth and Income Plus Portfolio (1)	Thrivent Moderately Conservative Allocation Portfolio (1)
Thrivent High Yield Portfolio (1)	Thrivent Multidimensional Income Portfolio (2)
Thrivent Income Portfolio (1)	Thrivent Opportunity Income Plus Portfolio (1)
Thrivent Large Cap Index Portfolio (1)	Thrivent Partner Worldwide Allocation Portfolio (1)
Thrivent Large Cap Stock Portfolio (1)	Thrivent Small Cap Index Portfolio (1)
Thrivent Limited Maturity Bond Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2017 and statement of changes in net assets for each of the two years in the period ended December 31, 2017
(2)	Statements of operations and changes in net assets for the period April 28, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

February 20, 2018

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment companies since at least 1987. We have not determined the specific year we began serving as auditor.

2

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (50.6%)	Value
Consumer Discretionary (7.5%)
17,326	Amazon.com, Inc.[a]	$20,262,237
33,275	American Axle & Manufacturing Holdings, Inc.[a]	566,673
641	American Public Education, Inc.[a]	16,057
300	AOKI Holdings, Inc.	4,401
5,194	Aptiv plc	440,607
16,244	Aramark	694,269
1,360	Ascent Capital Group, Inc.[a]	15,626
100	Autobacs Seven Company, Ltd.	1,917
200	Bandai Namco Holdings, Inc.	6,528
1,357	Barratt Developments plc	11,838
1,789	Berkeley Group Holdings plc	101,375
20,980	BorgWarner, Inc.	1,071,868
450	Breville Group, Ltd.	4,410
2,300	Bridgestone Corporation	106,449
19,011	Bright Horizons Family Solutions, Inc.[a]	1,787,034
9,807	Brunswick Corporation	541,543
21,996	Burlington Stores, Inc.[a]	2,706,168
7,649	Caleres, Inc.	256,089
2,092	Callaway Golf Company	29,142
4,002	Cedar Fair, LP	260,090
2,335	Century Casinos, Inc.[a]	21,319
6,748	Children's Place, Inc.	980,822
1,300	Chipotle Mexican Grill, Inc.[a,b]	375,739
400	Chiyoda Company, Ltd.	10,739
158	Cie Generale des Etablissements Michelin	22,603
611	Citi Trends, Inc.	16,167
216,011	Comcast Corporation	8,651,241
61,084	Core-Mark Holding Company, Inc.[b]	1,929,033
3,292	CSS Industries, Inc.	91,616
3,013	Culp, Inc.	100,935
700	DCM Holdings Company, Ltd.	6,517
433	Delphi Technologies plc[a]	22,720
14,200	DISH Network Corporation[a]	678,050
26,806	Dollar Tree, Inc.[a]	2,876,552
74,847	Duluth Holdings, Inc.[a,b]	1,336,019
2,177	Emerald Expositions Events, Inc.	44,280
2,020	Entravision Communications Corporation	14,443
3,213	Eutelsat Communications	74,389
5,378	Expedia, Inc.	644,123
16,640	Five Below, Inc.[a]	1,103,565
2,360	FTD Companies, Inc.[a]	16,968
24,496	G-III Apparel Group, Ltd.[a]	903,657
11,370	Gray Television, Inc.[a]	190,447
33,670	Habit Restaurants, Inc.[a,b]	321,548
6,720	Harley-Davidson, Inc.[b]	341,914
4,252	Haverty Furniture Companies, Inc.	96,308
1,000	Heiwa Corporation	18,761
770	Hemisphere Media Group, Inc.[a]	8,893
10,113	Home Depot, Inc.	1,916,717
7,300	Honda Motor Company, Ltd.	249,131
876	Hugo Boss AG	74,336
2,403	Hyatt Hotels Corporation[a]	176,717
3,563	Inchcape plc	37,534
13,407	International Speedway Corporation	534,269
280	Ipsos SA	10,314
645	JM AB	14,693
3,592	K12, Inc.[a]	57,113
6,205	La-Z-Boy, Inc.	193,596
1,308	Liberty Global plc[a]	46,879
7,010	Liberty Interactive Corporation[a]	171,184
14,208	Liberty Media Corporation - Liberty SiriusXM[a]	563,489
1,792	Liberty Media Corporation-Liberty Formula One[a]	58,634
3,201	Liberty SiriusXM Group[a]	126,952
85	Linamar Corporation	4,951
5,242	Lithia Motors, Inc.	595,439
25,377	Lowe's Companies, Inc.	2,358,538
286	Marcus Corporation	7,822
3,334	Marks and Spencer Group plc	14,145
25,620	Michaels Companies, Inc.[a]	619,748
12,540	Modine Manufacturing Company[a]	253,308
30,108	Netflix, Inc.[a]	5,779,532
40,350	Newell Brands, Inc.	1,246,815
10,830	News Corporation, Class A	175,554
3,540	News Corporation, Class B	58,764
296	Nexity SA	17,607
497	Next plc	30,292
21,900	Nissan Motor Company, Ltd.	218,038
30,590	Norwegian Cruise Line Holdings, Ltd.[a]	1,628,917
56,370	Nutrisystem, Inc.	2,965,062
4,490	Office Depot, Inc.	15,895
1,704	O’Reilly Automotive, Inc.[a]	409,880
19,620	Oxford Industries, Inc.	1,475,228
14,600	Papa John's International, Inc.	819,206
6,170	Peugeot SA	125,320
69,050	Pinnacle Entertainment, Inc.[a]	2,260,006
9,200	Polaris Industries, Inc.[b]	1,140,708
1,541	Priceline Group, Inc.[a]	2,677,857
5,659	PVH Corporation	776,471
1,679	Restaurant Brands International, Inc.	103,225
14,976	Ross Stores, Inc.	1,201,824
2,269	Ruth’s Hospitality Group, Inc.	49,124
1,000	Sangetsu Company, Ltd.	18,404
2,300	Sankyo Company, Ltd.	72,328
700	SHIMAMURA Company, Ltd.	76,902
5,800	Signet Jewelers, Ltd.[b]	327,990
56,810	Six Flags Entertainment Corporation[b]	3,781,842
43	SSP Group plc	395
3,910	Stamps.com, Inc.[a]	735,080
1,230	Steven Madden, Ltd.[a]	57,441
2,200	Sumitomo Rubber Industries, Ltd.	40,773
1,230	Systemax, Inc.	40,922
100	Takara Standard Company, Ltd.	1,613
11,023	Taylor Morrison Home Corporation[a]	269,733
339	Tenneco, Inc.	19,845
34,931	Time, Inc.	644,477
40,466	Toll Brothers, Inc.	1,943,177
19,946	Tower International, Inc.	609,350
1,700	Toyoda Gosei Company, Ltd.	43,132
19,678	Tupperware Brands Corporation	1,233,811
2,800	TV Asahi Holdings Corporation	56,167
1,849	Ulta Beauty, Inc.[a]	413,547
5,395	Vail Resorts, Inc.	1,146,276
12,649	VF Corporation	936,026
19,393	Walt Disney Company	2,084,941
3,825	Whirlpool Corporation	645,048
29,280	Wingstop, Inc.	1,141,334
660	Wolters Kluwer NV	34,405
1,400	Wyndham Worldwide Corporation	162,218
1,000	Yokohama Rubber Company, Ltd.	24,426
44,267	Zoe’s Kitchen, Inc.[a,b]	740,144
13,280	Zumiez, Inc.[a]	276,556

	Total	98,622,826

Consumer Staples (1.4%)
24,870	Altria Group, Inc.	1,775,967

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (50.6%)	Value
Consumer Staples (1.4%) - continued
900	Arcs Company, Ltd.	$20,938
30,643	Blue Buffalo Pet Products, Inc.[a,b]	1,004,784
68,400	Cott Corporation	1,139,544
5,050	CVS Health Corporation	366,125
1,499	Darling Ingredients, Inc.[a]	27,177
43,050	e.l.f. Beauty, Inc.[a,b]	960,446
77	Ebro Foods SA	1,803
671	ForFarmers BV	8,405
1,207	Grieg Seafood ASA	10,600
35,801	Hain Celestial Group, Inc.[a]	1,517,604
285	Henkel AG & Company KGaA	34,128
3,115	Ingredion, Inc.	435,477
3,560	Inter Parfums, Inc.	154,682
100	Japan Tobacco, Inc.	3,220
5,150	John B. Sanfilippo & Son, Inc.	325,738
700	Kewpie Corporation	18,650
1,160	Kimberly-Clark Corporation	139,966
800	Lawson, Inc.	53,163
1	Lindt & Spruengli AG	6,106
40,580	MGP Ingredients, Inc.	3,119,790
100	Ministop Company, Ltd.	2,160
25,957	Monster Beverage Corporation[a]	1,642,819
11,960	Pinnacle Foods, Inc.	711,261
3	Seaboard Corporation	13,230
847	Seneca Foods Corporation[a]	26,045
300	Seven & I Holdings Company, Ltd.	12,428
10,782	SpartanNash Company	287,664
6,531	Unilever NV	367,714
5,567	Unilever plc	308,779
33,787	US Foods Holding Corporation[a]	1,078,819
21,698	Wal-Mart Stores, Inc.	2,142,677

	Total	17,717,909

Energy (1.5%)
12,782	Abraxas Petroleum Corporation[a]	31,444
2,550	Anadarko Petroleum Corporation	136,782
1,290	Andeavor	147,499
33,525	Archrock, Inc.	352,013
42,161	BP plc	295,771
79,527	Callon Petroleum Company[a,b]	966,253
5,120	Chevron Corporation	640,973
2,730	Cimarex Energy Company	333,087
13,617	Concho Resources, Inc.[a]	2,045,546
704	ConocoPhillips	38,643
5,171	Contango Oil & Gas Company[a]	24,355
8,425	Continental Resources, Inc.[a]	446,272
2,000	Delek US Holdings, Inc.	69,880
4,700	Devon Energy Corporation	194,580
2,371	EQT Corporation	134,957
2,720	Era Group, Inc.[a]	29,240
3,928	Exterran Corporation[a]	123,496
20,465	Exxon Mobil Corporation	1,711,693
39,370	Halliburton Company	1,924,012
8,199	HollyFrontier Corporation	419,953
20,728	Marathon Oil Corporation	350,925
11,961	Marathon Petroleum Corporation	789,187
21,146	Nabors Industries, Ltd.	144,427
15,731	Newpark Resources, Inc.[a]	135,287
38,225	Oil States International, Inc.[a]	1,081,767
2,049	OMV AG	129,882
11,624	Overseas Shipholding Group, Inc.[a]	31,850
1,353	Par Pacific Holdings, Inc.[a]	26,086
50,115	Parsley Energy, Inc.[a]	1,475,386
48,615	Patterson-UTI Energy, Inc.	1,118,631
20,639	Pioneer Energy Services Corporation[a]	62,949
5,720	Pioneer Natural Resources Company	988,702
7,797	ProPetro Holding Corporation[a]	157,188
3,014	Repsol SA	53,216
23,450	Rowan Companies plc[a,b]	367,227
1,955	Royal Dutch Shell plc	65,150
754	Royal Dutch Shell plc, Class A	25,171
4,253	Royal Dutch Shell plc, Class B	143,215
13,740	RPC, Inc.[b]	350,782
7,991	Teekay Tankers, Ltd.	11,187
807	TGS Nopec Geophysical Company ASA	19,107
1,902	Total SA	104,990
1,902	Total SA Rights[a,c]	0
3,632	W&T Offshore, Inc.[a]	12,022
146,700	Weatherford International plc[a]	611,739
2,655	Whiting Petroleum Corporation[a]	70,304
117,020	WPX Energy, Inc.[a]	1,646,471

	Total	20,039,297

Financials (7.7%)
2,072	ABN AMRO Group NVd	66,803
12,525	Affiliated Managers Group, Inc.	2,570,756
1,974	AG Mortgage Investment Trust, Inc.	37,526
10,833	AGNC Investment Corporation	218,718
27,850	Ally Financial, Inc.	812,106
2,470	American International Group, Inc.	147,163
14,200	Ameris Bancorp	684,440
5,780	Aon plc	774,520
100	Aozora Bank, Ltd.	3,880
10,358	Argo Group International Holdings, Ltd.	638,571
15,220	Associated Banc-Corp	386,588
52,430	Assured Guaranty, Ltd.	1,775,804
466	ASX, Ltd.	19,892
4,114	Australia & New Zealand Banking Group, Ltd.	91,779
13,638	Aviva plc	93,015
8,880	Banco Bilbao Vizcaya Argentaria SA	75,464
29,610	BancorpSouth Bank	931,235
31,798	Bank of America Corporation	938,677
804	Bank of Marin Bancorp	54,672
28,182	Bank of New York Mellon Corporation	1,517,883
2,280	Bank of Nova Scotia	147,139
20,552	Bank of the Ozarks	995,744
3,030	BankFinancial Corporation	46,480
30,292	Beneficial Bancorp, Inc.	498,303
10,781	Berkshire Hathaway, Inc.[a]	2,137,010
530	Berkshire Hills Bancorp, Inc.	19,398
5,980	Blackstone Group, LP	191,480
1,962	Blue Hills Bancorp, Inc.	39,436
30,748	Boston Private Financial Holdings, Inc.	475,057
16,914	Brookline Bancorp, Inc.	265,550
4,120	Brown & Brown, Inc.	212,015
1,950	Capital One Financial Corporation	194,181
12,871	Cathay General Bancorp	542,770
23,403	Central Pacific Financial Corporation	698,111
13,113	Chemical Financial Corporation	701,152
1,220	Cherry Hill Mortgage Investment Corporation	21,948
1,390	Chubb, Ltd.	203,121
2,081	CI Financial Corporation	49,285
116,385	Citigroup, Inc.	8,660,208
5,378	Citizens Financial Group, Inc.	225,768
37,597	CNO Financial Group, Inc.	928,270
3,589	CNP Assurances	82,789
37,279	CoBiz Financial, Inc.	745,207

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (50.6%)	Value
Financials (7.7%) - continued
8,823	Comerica, Inc.	$765,925
4,903	Community Trust Bancorp, Inc.	230,931
19,842	CYS Investments, Inc.	159,331
1,356	Danske Bank AS	52,778
13,313	Direct Line Insurance Group plc	68,506
24,156	Dynex Capital, Inc.	169,334
86,100	E*TRADE Financial Corporation[a]	4,267,977
2,671	Eagle Bancorp, Inc.[a]	154,651
14,808	East West Bancorp, Inc.	900,771
4,901	Ellington Residential Mortgage REIT	59,008
9,038	Employers Holdings, Inc.	401,287
17,125	Enterprise Financial Services Corporation	773,194
15,539	Essent Group, Ltd.[a]	674,703
290	Euronext NVd	17,988
1,314	FBL Financial Group, Inc.	91,520
13,297	Fifth Third Bancorp	403,431
3,208	Financial Institutions, Inc.	99,769
139,287	First BanCorp[a]	710,364
6,730	First Busey Corporation	201,496
24,850	First Commonwealth Financial Corporation	355,852
2,045	First Connecticut Bancorp, Inc.	53,477
1,975	First Defiance Financial Corporation	102,641
3,090	First Financial Bancorp	81,421
1,828	First Financial Corporation	82,900
13,001	First Interstate BancSystem, Inc.	520,690
960	First Merchants Corporation	40,378
470	First Mid-Illinois Bancshares, Inc.	18,114
5,444	First Midwest Bancorp, Inc.	130,710
2,447	First of Long Island Corporation	69,740
21,173	First Republic Bank	1,834,429
13,682	FlexiGroup, Ltd.	18,335
5,776	Franklin Resources, Inc.	250,274
1,660	GAIN Capital Holdings, Inc.	16,600
1,344	Genworth MI Canada, Inc.	46,511
16,990	Goldman Sachs Group, Inc.	4,328,372
6,901	Great Southern Bancorp, Inc.	356,437
1,965	Green Bancorp, Inc.[a]	39,890
18,347	Hamilton Lane, Inc.	649,300
13,870	Hancock Holding Company	686,565
47,557	Hanmi Financial Corporation	1,443,355
904	Hannover Rueckversicherung SE	113,419
13,377	Hanover Insurance Group, Inc.	1,445,786
816	Hargreaves Lansdown plc	19,817
17,668	Hartford Financial Services Group, Inc.	994,355
9,167	Heartland Financial USA, Inc.	491,810
23,751	Heritage Commerce Corporation	363,865
5,760	Heritage Financial Corporation	177,408
500	Hokuhoku Financial Group, Inc.	7,791
5,581	Hometrust Bancshares, Inc.[a]	143,711
33,544	Hope Bancorp, Inc.	612,178
16,524	Horace Mann Educators Corporation	728,708
3,558	Horizon Bancorp	98,912
15,805	Houlihan Lokey, Inc.	718,021
38,006	HSBC Holdings plc	392,528
85,850	Huntington Bancshares, Inc.	1,249,976
11,140	IBERIABANK Corporation	863,350
2,740	Independent Bank Corporation	61,239
6,148	Infinity Property & Casualty
	Corporation	651,688
490	Intact Financial Corporation	40,927
75,250	Interactive Brokers Group, Inc.	4,455,552
33,405	Intercontinental Exchange, Inc.	2,357,057
67	Invesco Mortgage Capital. Inc.	1,195
7,570	Invesco, Ltd.	276,608
1,490	Investment Technology Group, Inc.	28,682
17,620	Investors Bancorp, Inc.	244,566
2,450	J.P. Morgan Chase & Company	262,003
1,051	Jupiter Fund Management plc	8,893
62,800	KeyCorp	1,266,676
3,835	Lakeland Bancorp, Inc.	73,824
17,335	Leucadia National Corporation	459,204
17,566	Loews Corporation	878,827
548	Macquarie Group, Ltd.	42,385
510	Markel Corporation[a]	580,956
4,560	MarketAxess Holdings, Inc.	919,980
16,808	Medibank Private, Ltd.	43,043
31,790	Meridian Bancorp, Inc.	654,874
8,290	MetLife, Inc.	419,142
18,988	MGIC Investment Corporation[a]	267,921
10,700	MidWestOne Financial Group, Inc.	358,771
31,800	Mizuho Financial Group, Inc.	57,497
6,870	MTGE Investment Corporation	127,095
95	Muenchener Rueckversicherungs-Gesellschaft AG	20,515
3,290	Nasdaq, Inc.	252,771
19,310	National Bank Holdings Corporation	626,223
1,512	National Bank of Canada	75,444
4,129	Navigators Group, Inc.	201,082
604	NBT Bancorp, Inc.	22,227
3,597	Nordea Bank AB	43,552
1,948	OFG Bancorp	18,311
9,450	Old Mutual plc	29,562
2,674	Old Second Bancorp, Inc.	36,500
47,353	OM Asset Management plc	793,163
15,439	PacWest Bancorp	778,126
650	Pargesa Holding SA	56,300
1,730	Peapack-Gladstone Financial Corporation	60,585
740	Peoples Bancorp, Inc.	24,139
882	Plus500, Ltd.	10,802
1,547	Power Corporation of Canada	39,838
130	Preferred Bank	7,641
8,210	Primerica, Inc.	833,725
11,468	Principal Financial Group, Inc.	809,182
27,916	Provident Financial Services, Inc.	752,895
800	Prudential Financial, Inc.	91,984
1,837	QCR Holdings, Inc.	78,715
7,550	Raymond James Financial, Inc.	674,215
9,716	Regions Financial Corporation	167,892
11,331	Sandy Spring Bancorp, Inc.	442,136
62,820	Santander Consumer USA Holdings Inc.	1,169,708
952	Schroders plc	45,064
1,140	SCOR SE	45,821
53,979	Seacoast Banking Corporation of Florida[a]	1,360,811
640	Selective Insurance Group, Inc.	37,568
5,900	Senshu Ikeda Holdings, Inc.	21,713
119,180	SLM Corporation[a]	1,346,734
537	Societe Generale	27,685
11,042	State Auto Financial Corporation	321,543
2,637	State Bank Financial Corporation	78,688
2,540	State Street Corporation	247,929
27,185	Sterling Bancorp	668,751
36,017	Stifel Financial Corporation	2,145,173
8,892	SVB Financial Group[a]	2,078,683
566	Sydbank AS	22,782
7,869	Synchrony Financial	303,822
48,377	Synovus Financial Corporation	2,319,193

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (50.6%)	Value
Financials (7.7%) - continued
21,849	TD Ameritrade Holding Corporation	$1,117,139
1,150	Territorial Bancorp, Inc.	35,501
57	TMX Group, Ltd.	3,194
7,611	TriCo Bancshares	288,152
3,793	TriState Capital Holdings, Inc.[a]	87,239
1,961	Triumph Bancorp, Inc.[a]	61,772
30,107	TrustCo Bank Corporation	276,984
3,739	Union Bankshares Corporation	135,240
15,310	United Community Banks, Inc.	430,823
9,339	United Financial Bancorp, Inc.	164,740
577	United Fire Group, Inc.	26,300
1,980	Unum Group	108,682
80	Vienna Insurance Group AG Wiener Versicherung Gruppe	2,468
2,090	Washington Trust Bancorp, Inc.	111,293
24,866	Western Alliance Bancorp[a]	1,407,913
6,178	Western Asset Mortgage Capital Corporation	61,471
4,969	WSFS Financial Corporation	237,767
48,550	Zions Bancorporation	2,467,796
12	Zurich Insurance Group AG	3,649

	Total	100,426,425

Health Care (6.1%)
7,320	ABIOMED, Inc.[a]	1,371,841
10,385	Acadia Healthcare Company, Inc.[a,b]	338,863
13,304	Aerie Pharmaceuticals, Inc.[a]	794,914
500	Aetna, Inc.	90,195
34,182	Alexion Pharmaceuticals, Inc.[a]	4,087,825
2,989	Align Technology, Inc.[a]	664,126
880	American Renal Associates Holdings, Inc.[a]	15,312
9,272	Amgen, Inc.	1,612,401
10,100	Astellas Pharmaceutical, Inc.	128,303
7,614	Asterias Biotherapeutics, Inc.[a]	17,132
175	Atrion Corporation	110,355
1,050	Biogen, Inc.[a]	334,499
14,432	BioMarin Pharmaceutical, Inc.[a]	1,286,901
19,076	Cardiovascular Systems, Inc.[a]	451,910
43,830	Catalent, Inc.[a]	1,800,536
56,008	Celgene Corporation[a]	5,844,995
2,674	Chemed Corporation	649,836
12,055	CIGNA Corporation	2,448,250
7,110	Coherus Biosciences, Inc.[a,b]	62,568
1,790	CONMED Corporation	91,236
580	Cooper Companies, Inc.	126,370
3,920	Curis, Inc.[a]	2,744
5,402	Danaher Corporation	501,414
12,850	Dexcom, Inc.[a,b]	737,462
6,150	Edwards Lifesciences Corporation[a]	693,167
3,107	Eli Lilly and Company	262,417
37,240	Evolent Health, Inc.[a]	458,052
2,872	Express Scripts Holding Company[a]	214,366
73,400	GenMark Diagnostics, Inc.[a]	306,078
4,050	GlaxoSmithKline plc ADR	143,654
470	HealthStream, Inc.[a]	10,885
3,027	Heska Corporation[a]	242,796
17,090	HMS Holdings Corporation[a]	289,676
6,600	Hologic, Inc.[a]	282,150
15,667	Inogen, Inc.[a]	1,865,626
31,906	Intersect ENT, Inc.[a]	1,033,754
6,140	Intra-Cellular Therapies, Inc.[a]	88,907
21,228	Ironwood Pharmaceuticals, Inc.[a,b]	318,208
18,897	Johnson & Johnson	2,640,289
6,897	Kindred Healthcare, Inc.	66,901
720	Laboratory Corporation of America Holdings[a]	114,847
72	Le Noble Age SA	5,088
4,052	Magellan Health Services, Inc.[a]	391,221
1,590	Medpace Holdings, Inc.[a]	57,653
52,389	Medtronic plc	4,230,412
8,590	Merck & Company, Inc.	483,359
1,358	Merck KGaA	145,763
2,798	Mettler-Toledo International, Inc.[a]	1,733,417
70,820	MiMedx Group, Inc.[a,b]	893,040
23,045	Mylan NVa	975,034
42,230	Myriad Genetics, Inc.[a]	1,450,389
2,448	National Healthcare Corporation	149,181
15,582	Neurocrine Biosciences, Inc.[a]	1,209,007
26,185	Nevro Corporation[a,b]	1,807,812
3,384	Novartis AG	284,772
7,197	Novo Nordisk AS	386,734
34,873	NuVasive, Inc.[a]	2,039,722
19,890	Omnicell, Inc.[a]	964,665
9,310	PerkinElmer, Inc.	680,747
9,960	Perrigo Company plc	868,114
64,124	Pfizer, Inc.	2,322,571
5,310	Prothena Corporation plc[a,b]	199,072
6,520	RadNet, Inc.[a]	65,852
2,620	Sage Therapeutics, Inc.[a]	431,540
58,902	Tactile Systems Technology, Inc.[a,b]	1,706,980
10,687	Teleflex, Inc.	2,659,139
8,089	Thermo Fisher Scientific, Inc.	1,535,939
4,535	Triple-S Management Corporation[a]	112,695
43,845	UnitedHealth Group, Inc.	9,666,069
5,750	Universal Health Services, Inc.	651,763
26,640	Veeva Systems, Inc.[a]	1,472,659
7,443	Vertex Pharmaceuticals, Inc.[a]	1,115,408
3,100	Waters Corporation[a]	598,889
4,080	West Pharmaceutical Services, Inc.	402,574
28,090	Wright Medical Group NVa,b	623,598
74,790	Zoetis, Inc.	5,387,872

	Total	80,310,511

Industrials (7.2%)
9,037	Acco Brands Corporation[a]	110,251
3,000	Actuant Corporation	75,900
1,708	Adecco SA	130,526
26,834	Advanced Disposal Services, Inc.[a]	642,406
7,818	AECOM[a]	290,439
5,547	Aegion Corporation[a]	141,060
17,815	AGCO Corporation	1,272,525
17,724	AMETEK, Inc.	1,284,458
3,210	ArcBest Corporation	114,757
500	Asahi Glass Company, Ltd.	21,612
1,711	Astec Industries, Inc.	100,093
2,046	Atlas Copco AB	78,417
44,875	AZZ, Inc.	2,293,113
1,924	Barnes Group, Inc.	121,731
1,110	Boeing Company	327,350
8,450	Brink's Company	665,015
8,620	BWX Technologies, Inc.	521,424
16,931	Casella Waste Systems, Inc.[a]	389,752
10,538	CBIZ, Inc.[a]	162,812
100	Central Glass Company, Ltd.	2,119
1,271	CIRCOR International, Inc.	61,872
11,506	Colfax Corporation[a]	455,868
9,583	Comfort Systems USA, Inc.	418,298
3,497	Costamare, Inc.	20,178
9,570	Crane Company	853,835
309	CSW Industrials, Inc.[a]	14,199

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (50.6%)	Value
Industrials (7.2%) - continued
57,094	CSX Corporation	$3,140,741
9,731	Curtiss-Wright Corporation	1,185,722
500	Dai Nippon Printing Company, Ltd.	11,132
3,900	Delta Air Lines, Inc.	218,400
802	Deutsche Lufthansa AG	29,452
7,910	Dover Corporation	798,831
390	Dun & Bradstreet Corporation	46,180
8,819	Dycom Industries, Inc.[a,b]	982,701
31,463	Eaton Corporation plc	2,485,892
12,356	EMCOR Group, Inc.	1,010,103
2,443	Emerson Electric Company	170,253
17,962	Encore Wire Corporation	873,851
479	EnerSys	33,353
2,330	Engility Holdings, Inc.[a]	66,102
1,310	ESCO Technologies, Inc.	78,928
9,511	Federal Signal Corporation	191,076
540	Ferguson plc	38,752
351	Finning International, Inc.	8,857
5,545	Fortive Corporation	401,181
18,247	Fortune Brands Home and Security, Inc.	1,248,825
1,415	Franklin Electric Company, Inc.	64,949
9,230	Genesee & Wyoming, Inc.[a]	726,678
2,031	Gibraltar Industries, Inc.[a]	67,023
310	Global Brass and Copper Holdings, Inc.	10,261
1,140	GMS, Inc.[a]	42,910
1,448	Gorman-Rupp Company	45,192
14,900	Granite Construction, Inc.	945,107
6,312	GWA Group, Ltd.	13,956
10,753	Harsco Corporation[a]	200,543
18,030	Healthcare Services Group, Inc.[b]	950,542
14,523	Heico Corporation	1,370,245
790	Heidrick & Struggles International, Inc.	19,394
1,790	Hillenbrand, Inc.	80,013
500	Hitachi Transport System, Ltd.	13,011
13,468	Honeywell International, Inc.	2,065,452
1,950	Hubbell, Inc.	263,913
5,350	Huntington Ingalls Industries, Inc.	1,260,995
917	Hyster-Yale Materials Handling, Inc.	78,092
11,713	ICF International, Inc.[a]	614,933
800	Inaba Denki Sangyo Company, Ltd.	37,308
2,280	Ingersoll-Rand plc	203,353
31,946	Interface, Inc.	803,442
1,480	International Seaways, Inc.[a]	27,321
9,900	ITOCHU Corporation	184,551
3,781	ITT Corporation	201,792
1,589	Jacobs Engineering Group, Inc.	104,810
6,474	JB Hunt Transport Services, Inc.	744,381
19,129	KAR Auction Services, Inc.	966,206
2,803	KeyW Holding Corporation[a]	16,454
5,340	Kforce, Inc.	134,835
51,520	Kirby Corporation[a,b]	3,441,536
6,290	L3 Technologies, Inc.	1,244,477
2,820	Lincoln Electric Holdings, Inc.	258,256
5,550	Lindsay Corporation	489,510
2,042	Lockheed Martin Corporation	655,584
345	Loomis AB	14,493
1,700	Marubeni Corporation	12,290
16,110	Masco Corporation	707,873
14,410	Masonite International Corporation[a]	1,068,502
4,480	Meggitt plc	29,090
4,293	Middleby Corporation[a]	579,340
4,731	Milacron Holdings Corporation[a]	90,551
1,000	Mitsuboshi Belting, Ltd.	13,710
3,928	Monadelphous Group, Ltd.	53,012
3,480	Moog, Inc.[a]	302,238
121,489	MRC Global, Inc.[a]	2,055,594
3,228	MYR Group, Inc.[a]	115,336
2,456	National Express Group plc	12,630
7,039	Navigant Consulting, Inc.[a]	136,627
37,392	NCI Building Systems, Inc.[a]	721,666
2,100	Nitto Kogyo Corporation	33,648
22,379	Norfolk Southern Corporation	3,242,717
740	Northgate plc	3,809
7,440	Old Dominion Freight Line, Inc.	978,732
15,067	On Assignment, Inc.[a]	968,356
20,695	Orbital ATK, Inc.	2,721,393
1,500	Orion Group Holdings, Inc.[a]	11,745
25,450	Oshkosh Corporation	2,313,150
5,690	PageGroup plc	35,852
7,502	Parker Hannifin Corporation	1,497,249
20,448	PGT Innovations, Inc.[a]	344,549
2,585	Ply Gem Holdings, Inc.[a]	47,823
7,400	Proto Labs, Inc.[a,b]	762,200
960	Quad/Graphics, Inc.	21,696
3,681	Radiant Logistics, Inc.[a]	16,933
15,031	Raven Industries, Inc.	516,315
8,252	Raytheon Company	1,550,138
5,275	RELX NV	121,242
3,341	RELX plc	78,340
239	Rockwool International AS	67,755
8,068	Roper Industries, Inc.	2,089,612
19,973	Saia, Inc.[a]	1,413,090
560	Schindler Holding AG, Participation Certificate	128,795
980	Siemens AG	135,688
6,550	SiteOne Landscape Supply, Inc.[a]	502,385
5,229	SKF AB	116,166
1,700	Smiths Group plc	34,118
1,000	Sojitz Corporation	3,064
122,590	Southwest Airlines Company	8,023,515
2,240	SP Plus Corporation[a]	83,104
321	Spirax-Sarco Engineering plc	24,269
13,218	SPX Corporation[a]	414,913
4,952	SPX FLOW, Inc.[a]	235,468
1,420	Stanley Black & Decker, Inc.	240,960
239	Sulzer, Ltd.	28,991
200	Taikisha, Ltd.	6,750
15,470	Terex Corporation	745,963
800	Toppan Forms Company, Ltd.	9,040
56,430	TPI Composites, Inc.[a]	1,154,558
1,189	Transcontinental, Inc.	23,496
9,650	TransUnion[a]	530,364
15,564	TriMas Corporation[a]	416,337
5,483	TrueBlue, Inc.[a]	150,783
19,160	United Continental Holdings, Inc.[a]	1,291,384
2,730	United Parcel Service, Inc.	325,279
13,312	United Rentals, Inc.[a]	2,288,466
10,992	United Technologies Corporation	1,402,249
3,635	Universal Truckload Services, Inc.	86,331
2,396	Valmont Industries, Inc.	397,377
8,290	Vectrus, Inc.[a]	255,747
14,720	Verisk Analytics, Inc.[a]	1,413,120
1,345	Vinci SA	137,313
9,350	WABCO Holdings, Inc.[a]	1,341,725
25,096	WageWorks, Inc.[a]	1,555,952
37,601	Waste Connections, Inc.	2,667,415
4,752	Watsco, Inc.	808,030
34,676	Willdan Group, Inc.[a]	830,143
459	WSP Global, Inc.	21,876

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (50.6%)	Value
Industrials (7.2%) - continued
539	YIT Oyj	$4,120
400	Yuasa Trading Company, Ltd.	14,517

	Total	94,536,434

Information Technology (15.6%)
27,620	2U, Inc.[a,b]	1,781,766
7,973	ADTRAN, Inc.	154,278
31,960	Advanced Micro Devices, Inc.[a,b]	328,549
31,319	Agilent Technologies, Inc.	2,097,433
45,360	Akamai Technologies, Inc.[a]	2,950,214
26,500	Alliance Data Systems Corporation	6,717,220
10,023	Alphabet, Inc., Class Aa	10,558,228
6,247	Alphabet, Inc., Class Ca	6,536,861
11,872	Ambarella, Inc.[a,b]	697,480
2,034	American Software, Inc.	23,655
22,585	Amphenol Corporation	1,982,963
63,240	Apple, Inc.	10,702,105
7,984	Applied Materials, Inc.	408,142
15,505	Arista Networks, Inc.[a]	3,652,668
20,103	Arrow Electronics, Inc.[a]	1,616,482
2,510	Atkore International Group, Inc.[a]	53,840
11,770	Belden, Inc.	908,291
28,393	Benchmark Electronics, Inc.[a]	826,236
40	BKW FMB Energie	2,375
48,210	Booz Allen Hamilton Holding Corporation	1,838,247
20,758	CA, Inc.	690,826
1,000	Canon, Inc.	37,258
1,455	Capgemini SA	172,332
661	Capital Power Corporation	12,878
12,029	Cavium, Inc.[a]	1,008,391
5,140	CDW Corporation	357,179
78,100	Ciena Corporation[a]	1,634,633
153,485	Cisco Systems, Inc.	5,878,476
12,920	Cognex Corporation	790,187
3,189	CommerceHub, Inc.[a]	65,662
3,880	CommVault Systems, Inc.[a]	203,700
35,790	Computer Sciences Government Services, Inc.	1,070,837
2,816	Comtech Telecommunications Corporation	62,290
6,460	CoreLogic, Inc.[a]	298,517
21,000	Descartes Systems Group, Inc.[a]	596,400
55,290	Dolby Laboratories, Inc.	3,427,980
27,980	DST Systems, Inc.	1,736,719
22,134	eBay, Inc.[a]	835,337
10,988	Endurance International Group Holdings, Inc.[a]	92,299
1,820	Entegris, Inc.	55,419
20,160	Envestnet, Inc.[a]	1,004,976
4,330	Euronet Worldwide, Inc.[a]	364,889
47,544	EVERTEC, Inc.	648,976
2,090	ExlService Holdings, Inc.[a]	126,132
3,399	Extreme Networks, Inc.[a]	42,555
76,660	Facebook, Inc.[a]	13,527,424
13,488	Fidelity National Information Services, Inc.	1,269,086
8,459	Fiserv, Inc.[a]	1,109,229
57,404	FLIR Systems, Inc.	2,676,174
4,238	Forrester Research, Inc.	187,320
32,312	Fortinet, Inc.[a]	1,411,711
10,430	Global Payments, Inc.	1,045,503
29,489	Guidewire Software, Inc.[a,b]	2,189,853
36,790	HP, Inc.	772,958
4,947	IAC/InterActiveCorporation[a]	604,919
11,257	Insight Enterprises, Inc.[a]	431,031
50,382	Intel Corporation	2,325,633
27,381	Keysight Technologies, Inc.[a]	1,139,050
4,100	Konica Minolta Holdings, Inc.	39,339
230	Kulicke and Soffa Industries, Inc.[a]	5,597
9,690	Lam Research Corporation	1,783,638
5,400	Liberty Tripadvisor Holdings, Inc.[a]	50,895
348	Loral Space & Communications, Inc.[a]	15,329
42,250	M/A-COM Technology Solutions Holdings, Inc.[a,b]	1,374,815
6,329	ManTech International Corporation	317,653
73,325	MasterCard, Inc.	11,098,472
6,090	Maxim Integrated Products, Inc.	318,385
4,680	Methode Electronics, Inc.	187,668
10,500	Microsemi Corporation[a]	542,325
136,846	Microsoft Corporation	11,705,807
25,423	Monolithic Power Systems, Inc.	2,856,528
22,870	National Instruments Corporation	952,078
1,100	NEC Networks & System Integration Corporation	28,882
43,960	New Relic, Inc.[a]	2,539,569
8,921	Nice, Ltd. ADR[b]	819,929
29,996	NRG Yield, Inc., Class A	565,425
15,701	NVIDIA Corporation	3,038,144
9,620	NXP Semiconductors NVa	1,126,406
47,771	Oracle Corporation	2,258,613
5,860	Palo Alto Networks, Inc.[a]	849,348
11,570	Paylocity Holding Corporation[a]	545,641
120,463	PayPal Holdings, Inc.[a]	8,868,486
16,873	Pegasystems, Inc.	795,562
4,520	Plantronics, Inc.	227,718
8,970	Plexus Corporation[a]	544,658
6,246	Progress Software Corporation	265,892
38,936	Proofpoint, Inc.[a]	3,457,906
43,636	Q2 Holdings, Inc.[a]	1,607,987
48,370	Red Hat, Inc.[a]	5,809,237
1,169	Ribbon Communications, Inc.[a]	9,036
7,260	Rudolph Technologies, Inc.[a]	173,514
92,296	SailPoint Technologies Holdings, Inc.[a]	1,338,292
76,444	Salesforce.com, Inc.[a]	7,814,870
1,060	ScanSource, Inc.[a]	37,948
123,951	Sequans Communications SA ADR[a,b]	236,746
11,151	ServiceNow, Inc.[a]	1,453,979
570	Silicon Laboratories, Inc.[a]	50,331
241	SMA Solar Technology AG	10,358
22,200	SS&C Technologies Holdings, Inc.	898,656
16,441	Synopsys, Inc.[a]	1,401,431
400	TE Connectivity, Ltd.	38,016
21,325	Teradata Corporation[a]	820,160
16,976	Teradyne, Inc.	710,785
3,030	Texas Instruments, Inc.	316,453
155	TiVo Corp	2,418
14,191	Total System Services, Inc.	1,122,366
29,362	Travelport Worldwide, Ltd.	383,761
4,989	Trimble, Inc.[a]	202,753
45,900	Twitter, Inc.[a]	1,102,059
16,265	Tyler Technologies, Inc.[a]	2,879,718
2,878	Ultimate Software Group, Inc.[a]	628,066
979	VASCO Data Security International, Inc.[a]	13,608
7,709	Verint Systems, Inc.[a]	322,622
48,208	Virtusa Corporation[a]	2,125,009
98,090	Visa, Inc.[b]	11,184,222
4,435	Xerox Corporation	129,280
21,000	Xilinx, Inc.	1,415,820
4,198	XO Group, Inc.[a]	77,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (50.6%)	Value
Information Technology (15.6%) - continued
19,974	Zix Corporation[a]	$87,486

	Total	205,326,962

Materials (1.6%)
590	A. Schulman, Inc.	21,977
500	Adeka Corporation	8,794
3,214	AK Steel Holding Corporation[a]	18,191
560	Alcoa Corporation[a]	30,167
2,576	American Vanguard Corporation	50,618
794	APERAM	40,790
7,298	Balchem Corporation	588,219
1,880	BASF SE	206,107
949	BHP Billiton plc	19,189
5,090	BHP Billiton, Ltd.	116,922
7,969	Boise Cascade Company	317,963
7,487	Celanese Corporation	801,708
3,650	CF Industries Holdings, Inc.	155,271
7,241	Chemours Company	362,484
7,180	Continental Building Products, Inc.[a]	202,117
16,358	Crown Holdings, Inc.[a]	920,137
4,500	Daicel Corporation	51,067
6,890	Eastman Chemical Company	638,290
5,161	Ecolab, Inc.	692,503
2,735	Evonik Industries AG	102,724
14,157	Ferro Corporation[a]	333,964
8,150	Ferroglobe Representation & Warranty Insurance Trust[a,c]	1
9,735	FMC Corporation	921,515
8,137	Freeport-McMoRan, Inc.[a]	154,278
2,064	Granges AB	21,168
16,827	Graphic Packaging Holding Company	259,977
6,276	Innospec, Inc.	443,086
6,697	International Paper Company	388,024
800	JSR Corporation	15,715
3,994	Kadant, Inc.	400,998
2,000	Kaneka Corporation	18,229
910	Koppers Holdings, Inc.[a]	46,319
1,492	Kraton Performance Polymers, Inc.[a]	71,870
4,000	Kuraray Company, Ltd.	75,312
2,300	Kyoei Steel, Ltd.	43,786
5,690	Martin Marietta Materials, Inc.	1,257,718
2,270	Materion Corporation	110,322
2,600	Mercer International, Inc.	37,180
3,112	Mondi plc	80,877
11,483	Myers Industries, Inc.	223,918
4,290	Neenah, Inc.	388,889
200	Nippon Shokubai Company, Ltd.	13,482
12,980	Norsk Hydro ASA	98,399
6,160	Nucor Corporation	391,653
15,010	Nutanix, Inc.[a]	529,553
737	Olympic Steel, Inc.	15,838
24,802	OMNOVA Solutions, Inc.[a]	248,020
59,020	Owens-Illinois, Inc.[a]	1,308,473
2,137	Packaging Corporation of America	257,615
667	Platform Specialty Products Corporation[a]	6,617
102,223	Quantenna Communications, Inc.[a,b]	1,247,121
364	Rio Tinto, Ltd.	21,401
13,350	RPM International, Inc.	699,807
7,090	Ryerson Holding Corporation[a]	73,736
6,670	Schnitzer Steel Industries, Inc.	223,445
9,474	Schweitzer-Mauduit International, Inc.	429,741
4,891	Scotts Miracle-Gro Company	523,288
8,410	Sensient Technologies Corporation	615,191
905	Solvay SA	125,828
38,520	Steel Dynamics, Inc.	1,661,368
3,464	SunCoke Energy, Inc.[a]	41,533
1,400	Toagosei Company, Ltd.	17,772
3,521	Trinseo SA	255,625
3,270	United States Steel Corporation	115,071
5,671	UPM-Kymmene Oyj	176,055
1,250	W. R. Grace & Company	87,662
24,623	Westrock Company	1,556,420
400	Yamato Kogyo Company, Ltd.	11,586

	Total	21,390,684

Real Estate (1.2%)
1,397	Alstria Office REIT AG	21,589
4,952	Ares Commercial Real Estate Corporation	63,881
26,182	Armada Hoffler Properties, Inc.	406,606
534	Artis Real Estate Investment Trust	5,990
2,440	Ashford Hospitality Prime, Inc.	23,741
11,337	Ashford Hospitality Trust, Inc.	76,298
2,910	Bluerock Residential Growth REIT, Inc.	29,420
4,919	British Land Company plc	45,812
34,537	Brixmor Property Group, Inc.	644,460
6,750	Camden Property Trust	621,405
8,490	Cedar Realty Trust, Inc.	51,619
10,460	Chatham Lodging Trust	238,070
4,906	City Office REIT, Inc.	63,827
25,303	Cousins Properties, Inc.	234,053
12,620	CyrusOne, Inc.	751,269
100	Daito Trust Construction Company, Ltd.	20,373
7,070	DDR Corporation	63,347
10,165	DEXUS Property Group	77,138
5,100	Digital Realty Trust, Inc.	580,890
6,969	Douglas Emmett, Inc.	286,147
21,550	Duke Realty Corporation	586,376
266	Easterly Government Properties, Inc.	5,676
3,420	Equity Commonwealth[a]	104,344
1,850	Equity Lifestyle Properties, Inc.	164,687
4,210	Franklin Street Properties Corporation	45,215
23,400	General Growth Properties, Inc.	547,326
4,002	GEO Group, Inc.	94,447
7,000	Hang Lung Properties, Ltd.	17,052
6,805	HFF, Inc.	330,995
19,446	Highwoods Properties, Inc.	989,996
18,111	Hospitality Properties Trust	540,613
31,748	Host Hotels & Resorts, Inc.	630,198
12,000	Hysan Development Company, Ltd.	63,664
27,758	InfraREIT, Inc.	515,744
8,424	Liberty Property Trust	362,316
3,688	Mid-America Apartment Communities, Inc.	370,865
23,630	Monmouth Real Estate Investment Corporation	420,614
10,526	National Storage Affiliates Trust	286,939
245	One Liberty Properties, Inc.	6,350
4,300	Outfront Media, Inc.	99,760
11,600	Pebblebrook Hotel Trust	431,172
13,740	Physicians Realty Trust	247,183
4,780	Ramco-Gershenson Properties Trust	70,409
1,240	RE/MAX Holdings, Inc.	60,140
15,240	Retail Properties of America, Inc.	204,826
190	RMR Group, Inc.	11,267
3,000	Road King Infrastructure, Ltd.	5,169
3,667	Ryman Hospitality Properties	253,096

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (50.6%)	Value
Real Estate (1.2%) - continued
1,150	Saul Centers, Inc.	$71,013
10,914	SBA Communications Corporation[a]	1,782,911
17,824	Stockland	62,176
17,773	Summit Hotel Properties, Inc.	270,683
2,000	Sun Hung Kai Properties, Ltd.	33,298
1,500	Swire Pacific, Ltd.	13,879
16,209	Terreno Realty Corporation	568,288
2,932	UDR, Inc.	112,941
11,584	Urstadt Biddle Properties, Inc.	251,836
20,098	Weyerhaeuser Company	708,656
8,600	Wing Tai Holdings, Ltd.	14,661
6,377	Xenia Hotels & Resorts, Inc.	137,679

	Total	15,800,395

Telecommunications Services (0.2%)
17,398	AT&T, Inc.	676,434
1,180	Freenet AG	43,538
844	Intelsat SAa	2,861
26,380	KCOM Group plc	32,322
2,500	Nippon Telegraph & Telephone Corporation	117,535
11,600	NTT DOCOMO, Inc.	274,271
58,760	ORBCOMM, Inc.[a]	598,177
3,284	TDC AS	20,181
7,930	Telenor ASA	169,756
1,408	Telephone & Data Systems, Inc.	39,143
597	United States Cellular Corporation[a]	22,465
9,968	Verizon Communications, Inc.	527,606
4,328	Vonage Holdings Corporation[a]	44,016

	Total	2,568,305

Utilities (0.6%)
20,950	AES Corporation	226,889
650	American States Water Company	37,642
2,095	Artesian Resources Corporation	80,783
325	Canadian Utilities, Ltd.	9,672
3,600	Chubu Electric Power Company, Inc.	44,653
21,059	CMS Energy Corporation	996,091
515	Connecticut Water Service, Inc.	29,566
1,640	Consolidated Water Company, Ltd.	20,664
200	Electric Power Development Company, Ltd.	5,380
86	Elia System Operator SA	4,943
2,178	Eversource Energy	137,606
11,130	MDU Resources Group, Inc.	299,174
1,487	Middlesex Water Company	59,346
7,870	New Jersey Resources Corporation	316,374
6,880	NorthWestern Corporation	410,736
35,276	OGE Energy Corporation	1,160,933
5,800	Osaka Gas Company, Ltd.	111,530
14,553	PG&E Corporation	652,411
13,350	PNM Resources, Inc.	540,008
2,150	Portland General Electric Company	97,997
2,118	PPL Corporation	65,552
14,900	Public Service Enterprise Group, Inc.	767,350
2,104	Redes Energeticas Nacionais SGPS SA	6,258
5,140	Southwest Gas Holdings, Inc.	413,667
1,880	Spire, Inc.	141,282
4,800	TerraForm Power, Inc.[b]	57,408
1,800	Tokyo Gas Company, Ltd.	41,127
12,903	UGI Corporation	605,796
783	Unitil Corporation	35,721
324	Verbund AG	7,808

	Total	7,384,367

	Total Common Stock (cost $484,636,282)	664,124,115

	Registered Investment Companies (36.2%)
Affiliated Equity Holdings (33.3%)
6,308,837	Thrivent Core International Equity Fund	63,845,436
3,563,837	Thrivent Large Cap Stock Portfolio	51,228,020
3,311,080	Thrivent Large Cap Value Portfolio	62,810,863
3,656,772	Thrivent Mid Cap Stock Portfolio	76,123,747
12,302,797	Thrivent Partner Worldwide Allocation Portfolio	135,608,809
2,246,652	Thrivent Small Cap Stock Portfolio	47,196,989

	Total	436,813,864

Affiliated Fixed Income Holdings (1.8%)
1,867,594	Thrivent High Yield Portfolio	9,065,864
485,051	Thrivent Income Portfolio	5,009,802
957,608	Thrivent Limited Maturity Bond Portfolio	9,448,234

	Total	23,523,900

Equity Funds/Exchange Traded Funds (1.1%)
425	iShares MSCI EAFE Index Fund	29,882
14,925	iShares Russell 2000 Growth Index Fund	2,786,497
133	iShares Russell 2000 Index Fund	20,277
11,760	Materials Select Sector SPDR Fund	711,833
21,092	SPDR S&P 500 ETF Trust	5,628,611
24,860	SPDR S&P Biotech ETF	2,109,868
21,500	SPDR S&P Metals & Mining ETF	781,955
156	SPDR S&P MidCap 400 ETF Trust	53,884
10,350	SPDR S&P Oil & Gas Exploration & Production ETF	384,813
55,090	VanEck Vectors Oil Services ETF	1,435,095

	Total	13,942,715

	Total Registered Investment Companies (cost $398,461,760)	474,280,479

Principal Amount	Long-Term Fixed Income (2.2%)
Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
$23,347	2.002%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[e]	11,446
	Residential Asset Securitization Trust
43,252	1.932%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[e]	10,898
	Sequoia Mortgage Trust
94,691	3.559%, 9/20/2046, Ser. 2007-1, Class 4A1[e]	78,654
	WaMu Mortgage Pass Through Certificates
39,283	3.235%, 9/25/2036, Ser. 2006-AR10, Class 1A2[e]	38,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (2.2%)	Value
Collateralized Mortgage Obligations (<0.1%) - continued
	3.287%, 10/25/2036, Ser.
$59,650	2006-AR12, Class 1A1[e]	$57,998

	Total	197,038

Mortgage-Backed Securities (1.0%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,325,000	4.000%, 1/1/2048[f]	1,386,083
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,850,000	3.000%, 1/1/2048[f]	1,850,370
4,875,000	3.500%, 1/1/2048[f]	5,008,087
3,375,000	4.000%, 1/1/2048[f]	3,531,263
1,575,000	4.500%, 1/1/2048[f]	1,675,642

	Total	13,451,445

U.S. Government and Agencies (1.2%)
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	222,389
	U.S. Treasury Bonds
200,000	2.250%, 11/15/2027	197,116
2,413,000	2.500%, 5/15/2046	2,292,761
	U.S. Treasury Bonds, TIPS
510,575	0.375%, 1/15/2027	507,247
1,310,894	0.375%, 7/15/2027	1,304,828
	U.S. Treasury Notes
2,520,000	0.750%, 2/15/2019	2,489,376
360,000	1.000%, 10/15/2019	354,478
825,000	1.500%, 10/31/2019	819,229
650,000	1.750%, 11/30/2019	648,297
665,000	1.375%, 9/30/2020	654,807
1,215,000	1.125%, 8/31/2021	1,173,630
640,000	2.000%, 11/30/2022	634,085
500,000	2.125%, 7/31/2024	493,947
2,100,000	2.250%, 11/15/2024	2,088,667
1,870,000	2.125%, 11/30/2024	1,845,006

	Total	15,725,863

	Total Long-Term Fixed Income (cost $29,370,562)	29,374,346

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
1,272	Henkel AG & Company KGaA,
	1.620%	167,974

	Total	167,974

	Total Preferred Stock (cost $174,636)	167,974

	Collateral Held for Securities Loaned (3.0%)
39,609,782	Thrivent Cash Management Trust	39,609,782

	Total Collateral Held for Securities Loaned (cost $39,609,782)	39,609,782

Shares or Principal Amount	Short-Term Investments (11.9%)
	Federal Home Loan Bank Discount Notes
5,200,000	1.180%, 1/10/2018[g,h]	$5,198,508
400,000	1.190%, 1/12/2018[g,h]	399,857
1,000,000	0.030%, 1/17/2018[g,h]	999,462
1,700,000	1.205%, 2/5/2018[g,h]	1,697,880
600,000	1.250%, 2/6/2018[g,h]	599,230
1,300,000	1.256%, 2/9/2018[g,h]	1,298,189
500,000	1.275%, 2/14/2018[g,h]	499,212
2,300,000	1.299%, 2/16/2018[g,h]	2,296,205
100,000	1.330%, 3/12/2018[g,h]	99,741
	Thrivent Core Short-Term Reserve Fund
14,310,328	1.510%	143,103,282

	Total Short-Term Investments (cost $156,191,749)	156,191,566

	Total Investments (cost $1,108,444,771) 103.9%	$1,363,748,262

	Other Assets and Liabilities, Net (3.9%)	(51,236,010)

	Total Net Assets 100.0%	$1,312,512,252

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $84,791 or 0.0% of total net assets.
e	Denotes variable rate securities. The rate shown is as of December 31, 2017.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$38,508,018

Total lending	$38,508,018
Gross amount payable upon return of collateral for securities loaned	$39,609,782

Net amounts due to counterparty	$1,101,764

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	- ICE Libor USD Rate 1 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (15.8%)[a]	Value
Basic Materials (1.2%)
	Arch Coal, Inc., Term Loan
$412,920	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$415,604
	Big River Steel, LLC, Term Loan
423,938	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	427,117
	Chemours Company, Term Loan
281,769	4.070%, (LIBOR 1M + 2.500%), 5/12/2022[b]	283,764
	CONSOL Mining Corporation, Term Loan
410,000	7.470%, (LIBOR 3M + 6.000%), 10/30/2022[b]	414,440
	Contura Energy, Inc., Term Loan
744,975	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	733,800
	Ineos Finance, LLC, Term Loan
1,325,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,325,000
	Peabody Energy Corporation, Term Loan
460,303	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	466,199
	Tronox Finance, LLC, Term Loan
655,814	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	659,559
284,186	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	285,809

	Total	5,011,292

Capital Goods (1.0%)
	Advanced Disposal Services, Inc., Term Loan
389,001	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	389,697
	Berry Plastics Corporation, Term Loan
114,423	3.682%, (LIBOR 1M + 2.250%), 1/19/2024[b]	114,853
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,123,174	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	1,121,298
	Navistar, Inc., Term Loan
775,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[b]	777,178
	Reynolds Group Holdings, Inc., Term Loan
355,509	4.319%, (LIBOR 1M + 2.750%), 2/5/2023[b]	356,984
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,376,064	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	1,374,922

	Total	4,134,932

Communications Services (4.7%)
	Altice Financing SA, Term Loan
383,075	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	374,728
	Altice US Finance I Corporation, Term Loan
482,575	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[b]	480,264
	Atlantic Broadband Penn, LLC, Term Loan
42,222	3.850%, (LIBOR 1M + 2.500%), 11/30/2019[b]	42,187
	CBS Radio, Inc., Term Loan
130,000	4.172%, (LIBOR 3M + 2.750%), 10/17/2023[b]	130,595
	Cengage Learning Acquisitions, Term Loan
932,316	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	888,031
	CenturyLink, Inc., Term Loan
880,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[b]	847,827
	Charter Communications Operating, LLC, Term Loan
380,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[b,d,e]	380,137
	Coral-US Co-Borrower, LLC, Term Loan
1,805,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	1,805,848
	CSC Holdings, LLC, Term Loan
641,775	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[b]	638,765
	Frontier Communications Corporation, Term Loan
781,075	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	747,879
	Gray Television, Inc., Term Loan
396,000	3.611%, (LIBOR 1M + 2.250%), 2/7/2024[b]	397,980
	Hargray Merger Subsidiary Corporation, Term Loan
478,024	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	478,741
	IMG Worldwide, Inc., Term Loan
233,333	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	233,333
	Intelsat Jackson Holdings SA, Term Loan
490,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023[b,e]	479,323
	Level 3 Financing, Inc., Term Loan
1,275,000	3.696%, (LIBOR 3M + 2.250%), 2/22/2024[b]	1,275,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
965,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	933,638
195,000	8.109%, (LIBOR 3M + 3.750%), 7/7/2023[b,c]	177,450
	McGraw-Hill Global Education Holdings, LLC, Term Loan
792,925	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	790,285
	Mediacom Illinois, LLC, Term Loan
347,375	3.740%, (LIBOR 1W + 2.250%), 2/15/2024[b]	348,462

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (15.8%)[a]	Value
Communications Services (4.7%) - continued
	NEP/NCP Holdco, Inc., Term Loan
$962,669	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	$963,872
	New LightSquared, Term Loan
221,000	20.531%,PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	204,701
	Raycom TV Broadcasting, LLC, Term Loan
588,525	4.319%, (LIBOR 1M + 2.750%), 8/18/2024[b]	592,939
	SBA Senior Finance II, LLC, Term Loan
675,500	3.820%, (LIBOR 1M + 2.250%), 3/24/2021[b]	677,000
	SFR Group SA, Term Loan
348,250	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	332,056
	Sinclair Television Group, Inc., Term Loan
450,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	449,159
	Sprint Communications, Inc., Term Loan
1,439,125	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,438,046
	TNS, Inc., Term Loan
288,500	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	288,800
	Unitymedia Finance, LLC, Term Loan
360,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[b,d,e]	358,999
	Univision Communications, Inc., Term Loan
567,603	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	565,395
	Virgin Media Bristol, LLC, Term Loan
960,000	3.977%, (LIBOR 1M + 2.500%), 1/31/2026[b]	959,405
	WideOpenWest Finance, LLC, Term Loan
601,493	4.751%, (LIBOR 1M + 3.250%), 8/6/2023[b]	595,291

	Total	18,876,136

Consumer Cyclical (2.0%)
	Amaya Holdings BV, Term Loan
1,085,368	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	1,090,795
	Boyd Gaming Corporation, Term Loan
300,716	3.975%, (LIBOR 1W + 2.500%), 9/15/2023[b]	302,219
	Ceridian HCM Holding, Inc., Term Loan
290,240	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	290,844
	Eldorado Resorts, Inc., Term Loan
217,743	3.769%, (LIBOR 1M + 2.250%), 4/17/2024[b]	217,743
	Four Seasons Hotels, Ltd., Term Loan
635,188	4.069%, (LIBOR 1M + 2.500%), 11/30/2023[b]	638,466
	Golden Entertainment, Inc., Term Loan
1,070,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[b]	1,070,888
170,000	8.510%, (LIBOR 1M + 7.000%), 8/15/2025[b]	171,062
	Golden Nugget, Inc., Term Loan
855,664	4.770%, (LIBOR 1M + 3.250%), 10/4/2023[b]	861,551
	Michaels Stores, Inc., Term Loan
610,854	4.288%, (LIBOR 1M + 2.750%), 1/28/2023[b]	610,634
	Mohegan Tribal Gaming Authority, Term Loan
940,934	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	948,142
	Scientific Games International, Inc., Term Loan
1,700,738	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	1,713,493
	Seminole Hard Rock Entertainment, Inc., Term Loan
43,409	4.443%, (LIBOR 3M + 2.750%), 5/14/2020[b]	43,626

	Total	7,959,463

Consumer Non-Cyclical (2.4%)
	Air Medical Group Holdings, Inc., Term Loan
1,631,336	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	1,630,112
	Albertson's, LLC, Term Loan
743,133	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,d,e]	727,676
735,740	4.462%, (LIBOR 3M + 3.000%), 6/22/2023[b]	719,796
	Burlington Coat Factory Warehouse Corporation, Term Loan
723,188	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	723,643
	CHS/Community Health Systems, Inc., Term Loan
112,960	4.229%, (LIBOR 3M + 2.750%), 12/31/2019[b]	109,251
618,093	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	589,030
	Endo Luxembourg Finance Company I SARL., Term Loan
527,350	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	529,987
	Grifols Worldwide Operations USA, Inc., Term Loan
600,462	3.739%, (LIBOR 1W + 2.250%), 1/23/2025[b]	601,375
	JBS USA LUX SA, Term Loan
1,205,888	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	1,183,880
	Libbey Glass, Inc., Term Loan
301,561	4.432%, (LIBOR 1M + 3.000%), 4/9/2021[b]	289,122
	Ortho-Clinical Diagnostics, Inc., Term Loan
836,905	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	838,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (15.8%)[a]	Value
Consumer Non-Cyclical (2.4%) - continued
	Revlon Consumer Products Corporation, Term Loan
$540,892	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	$400,428
	Valeant Pharmaceuticals International, Inc., Term Loan
1,188,707	4.940%, (LIBOR 1M + 3.500%), 4/1/2022[b,d,e]	1,204,779

	Total	9,547,265

Energy (1.0%)
	Calpine Corporation, Term Loan
610,000	0.000%, (LIBOR 3M + 2.500%), 1/15/2024[b,d,e]	608,798
	Houston Fuel Oil Terminal, LLC, Term Loan
819,535	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	826,706
	MEG Energy Corporation, Term Loan
387,075	5.200%, (LIBOR 3M + 3.500%), 12/31/2023[b]	387,183
	MRC Global US, Inc., Term Loan
305,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	307,480
	Pacific Drilling SA, Term Loan
569,713	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,g,h]	226,176
	Radiate Holdco, LLC, Term Loan
1,580,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	1,566,744

	Total	3,923,087

Financials (1.1%)
	ASP AMC Merger Sub, Inc., Term Loan
1,130,956	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	1,128,479
	Avolon TLB Borrower 1 US, LLC, Term Loan
343,275	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[b]	340,519
	Colorado Buyer, Inc., Term Loan
194,025	4.380%, (LIBOR 3M + 3.000%), 5/1/2024[b]	195,117
105,000	8.630%, (LIBOR 3M + 7.250%), 5/1/2025[b]	105,919
	Delos Finance SARL, Term Loan
370,000	3.693%, (LIBOR 3M + 2.000%), 10/6/2023[b]	372,642
	Digicel International Finance, Ltd., Term Loan
339,150	5.310%, (LIBOR 3M + 3.750%), 5/10/2024[b]	340,422
	DJO Finance, LLC, Term Loan
317,687	4.701%, (LIBOR 3M + 3.250%), 6/7/2020[b]	312,979
	Gartner, Inc., Term Loan
153,837	3.569%, (LIBOR 1M + 2.000%), 4/5/2024[b]	154,222
	MoneyGram International, Inc., Term Loan
655,121	4.943%, (LIBOR 3M + 3.250%), 3/28/2020[b]	653,686
	TransUnion, LLC, Term Loan
643,388	3.569%, (LIBOR 1M + 2.000%), 4/9/2023[b]	645,562

	Total	4,249,547

Technology (1.5%)
	First Data Corporation, Term Loan
1,620,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[b]	1,620,292
	Harland Clarke Holdings Corporation, Term Loan
906,759	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	909,778
	Micron Technology, Inc., Term Loan
398,987	3.390%, (LIBOR 3M + 2.000%), 4/26/2022[b]	402,351
	Rackspace Hosting, Inc., Term Loan
751,225	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	750,391
	Syniverse Holdings, Inc., Term Loan
525,000	4.569%, (LIBOR 1M + 3.000%), 4/23/2019[b]	515,377
	Western Digital Corporation, Term Loan
1,197,000	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	1,200,890
	Zayo Group, LLC, Term Loan
769,187	3.552%, (LIBOR 1M + 2.000%), 1/19/2021[b]	770,833

	Total	6,169,912

Transportation (0.5%)
	Arctic LNG Carriers, Ltd., Term Loan
1,243,750	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	1,252,307
	OSG Bulk Ships, Inc., Term Loan
93,569	5.650%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	90,060
	XPO Logistics, Inc., Term Loan
610,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	613,233

	Total	1,955,600

Utilities (0.4%)
	EnergySolutions, LLC, Term Loan
295,000	6.450%, (LIBOR 3M + 4.750%), 5/29/2020[b,c]	297,950
	HD Supply Waterworks, Term Loan
495,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024[b]	498,406
	Intergen NV, Term Loan
376,734	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	376,576

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (15.8%)[a]	Value
Utilities (0.4%) - continued
	Talen Energy Supply, LLC, Term Loan
$416,639	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	$419,155

	Total	1,592,087

	Total Bank Loans (cost $63,827,520)	63,419,321

Shares	Common Stock (48.0%)
Consumer Discretionary (7.3%)
4,389	Amazon.com, Inc.[i]	5,132,804
40,702	American Axle & Manufacturing Holdings, Inc.[i]	693,155
1,900	AOKI Holdings, Inc.	27,874
700	Autobacs Seven Company, Ltd.	13,421
1,000	Bandai Namco Holdings, Inc.	32,640
7,190	Barratt Developments plc	62,722
9,574	Berkeley Group Holdings plc	542,517
2,390	Breville Group, Ltd.	23,420
11,900	Bridgestone Corporation	550,759
4,269	Burlington Stores, Inc.[i]	525,215
17,440	Caesars Entertainment Corporation[i]	220,616
157	Charter Communications, Inc.[i]	52,746
2,400	Chiyoda Company, Ltd.	64,436
823	Cie Generale des Etablissements Michelin	117,734
84,507	Comcast Corporation	3,384,505
3,800	DCM Holdings Company, Ltd.	35,376
5,893	Dollar Tree, Inc.[i]	632,378
17,046	Eutelsat Communications	394,657
9,710	General Motors Company	398,013
5,300	Heiwa Corporation	99,433
38,700	Honda Motor Company, Ltd.	1,320,734
4,656	Hugo Boss AG	395,099
18,100	Inchcape plc	190,673
1,462	Ipsos SA	53,852
3,419	JM AB	77,886
454	Linamar Corporation	26,442
16,784	Marks and Spencer Group plc	71,208
8,582	Netflix, Inc.[i]	1,647,401
1,542	Nexity SA	91,724
2,592	Next plc	157,980
25,379	NIKE, Inc.	1,587,456
116,500	Nissan Motor Company, Ltd.	1,159,884
9,477	Nutrisystem, Inc.[j]	498,490
32,814	Peugeot SA	666,491
956	Priceline Group, Inc.[i]	1,661,279
8,952	Restaurant Brands International, Inc.	550,369
5,300	Sangetsu Company, Ltd.	97,541
12,200	Sankyo Company, Ltd.	383,651
3,700	SHIMAMURA Company, Ltd.	406,481
12,830	Six Flags Entertainment Corporation[j]	854,093
228	SSP Group plc	2,094
9,318	Starbucks Corporation	535,133
11,600	Sumitomo Rubber Industries, Ltd.	214,986
800	Takara Standard Company, Ltd.	12,901
16,542	Toll Brothers, Inc.	794,347
9,200	Toyoda Gosei Company, Ltd.	233,420
14,800	TV Asahi Holdings Corporation	296,883
20,019	Walt Disney Company	2,152,243
3,503	Wolters Kluwer NV	182,610
4,400	Yokohama Rubber Company, Ltd.	107,476

	Total	29,435,248

Consumer Staples (2.1%)
19,700	Altria Group, Inc.	1,406,777
4,700	Arcs Company, Ltd.	109,343
57,229	Cott Corporation	953,435
200	Earth Chemical Company, Ltd.	10,064
404	Ebro Foods SA	9,462
3,555	ForFarmers BV	44,531
6,321	Grieg Seafood ASA	55,513
1,432	Henkel AG & Company KGaA	171,477
900	Japan Tobacco, Inc.	28,983
3,300	Kewpie Corporation	87,924
4,300	Lawson, Inc.	285,750
9	Lindt & Spruengli AG	54,954
800	Ministop Company, Ltd.	17,277
16,138	Philip Morris International, Inc.	1,704,980
1,800	Seven & I Holdings Company, Ltd.	74,568
34,824	Unilever NV	1,960,690
29,681	Unilever plc	1,646,287

	Total	8,622,015

Energy (2.9%)
224,809	BP plc	1,577,096
3,947	Contura Energy, Inc.	234,373
55,415	Halliburton Company	2,708,131
10,879	OMV AG	689,597
19,359	Parsley Energy, Inc.[i]	569,929
16,507	Pioneer Natural Resources Company	2,853,235
15,979	Repsol SA	282,132
10,116	Royal Dutch Shell plc	337,115
3,828	Royal Dutch Shell plc, Class A	127,791
22,560	Royal Dutch Shell plc, Class B	759,685
4,227	TGS Nopec Geophysical Company ASA	100,083
10,099	Total SA	557,462
10,099	Total SA Rights[c,i]	1
47,397	WPX Energy, Inc.[i]	666,876

	Total	11,463,506

Financials (6.7%)
11,002	ABN AMRO Group NVk	354,713
2,218	Affiliated Managers Group, Inc.	455,245
900	Aozora Bank, Ltd.	34,922
54,124	Apollo Investment Corporation	306,342
25,507	Ares Capital Corporation	400,970
2,466	ASX, Ltd.	105,267
21,974	Australia & New Zealand Banking Group, Ltd.	490,219
72,236	Aviva plc	492,672
47,141	Banco Bilbao Vizcaya Argentaria SA	400,613
8,388	Bank of America Corporation	247,614
12,277	Bank of Nova Scotia	792,291
13,980	Bank of the Ozarks	677,331
11,098	CI Financial Corporation	262,838
22,757	Citigroup, Inc.	1,693,348
19,025	CNP Assurances	438,855
7,073	Danske Bank AS	275,295
70,549	Direct Line Insurance Group plc	363,030
42,100	E*TRADE Financial Corporation[i]	2,086,897
1,545	Euronext NVk	95,834
66,501	FlexiGroup, Ltd.	89,116
2,208	FNF Group	86,642
7,129	Genworth MI Canada, Inc.	246,708
6,820	Goldman Sachs Group, Inc.	1,737,463
4,798	Hannover Rueckversicherung SE	601,974
4,338	Hargreaves Lansdown plc	105,352
2,800	Hokuhoku Financial Group, Inc.	43,628

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (48.0%)	Value
Financials (6.7%) - continued
202,664	HSBC Holdings plc	$2,093,124
3,220	Huntington Bancshares, Inc.	46,883
8,215	IBERIABANK Corporation	636,663
2,617	Intact Financial Corporation	218,583
6,835	Interactive Brokers Group, Inc.	404,700
5,583	Jupiter Fund Management plc	47,240
38,778	KeyCorp	782,152
2,913	Macquarie Group, Ltd.	225,306
434	Markel Corporation[i]	494,382
89,628	Medibank Private, Ltd.	229,523
18,985	MetLife, Inc.	959,882
164,200	Mizuho Financial Group, Inc.	296,888
481	Muenchener Rueckversicherungs- Gesellschaft AG	103,872
8,167	National Bank of Canada	407,505
18,069	Nordea Bank AB	218,779
50,163	Old Mutual plc	156,924
3,446	Pargesa Holding SA	298,476
4,677	Plus500, Ltd.	57,283
8,058	Power Corporation of Canada	207,508
43,485	Santander Consumer USA Holdings Inc.	809,691
5,046	Schroders plc	238,858
6,050	SCOR SE	243,170
31,200	Senshu Ikeda Holdings, Inc.	114,820
2,864	Societe Generale	147,655
16,869	State Street Corporation	1,646,583
3,017	Sydbank AS	121,438
52,050	Synchrony Financial	2,009,651
5,442	TD Ameritrade Holding Corporation	278,249
303	TMX Group, Ltd.	16,980
425	Vienna Insurance Group AG Wiener Versicherung Gruppe	13,111
275	Wells Fargo & Company	16,684
13,435	Zions Bancorporation	682,901
61	Zurich Insurance Group AG	18,547

	Total	27,129,190

Health Care (5.2%)
15,960	Acadia Healthcare Company, Inc.[i,j]	520,775
3,003	Anthem, Inc.	675,705
54,000	Astellas Pharmaceutical, Inc.	685,977
15,527	Celgene Corporation[i]	1,620,398
7,940	CIGNA Corporation	1,612,534
1,056	Danaher Corporation	98,018
45,034	GlaxoSmithKline plc ADR	1,597,356
39,592	Hologic, Inc.[i]	1,692,558
381	Le Noble Age SA	26,926
20,509	Medtronic plc	1,656,102
7,301	Merck KGaA	783,664
18,042	Novartis AG	1,518,279
38,374	Novo Nordisk AS	2,062,046
955	Sarepta Therapeutics, Inc.[i]	53,136
3,249	Teleflex, Inc.	808,416
21,421	UnitedHealth Group, Inc.	4,722,474
3,407	Waters Corporation[i]	658,198

	Total	20,792,562

Industrials (5.6%)
8,978	Adecco SA	686,100
2,400	Asahi Glass Company, Ltd.	103,739
10,880	Atlas Copco AB	416,999
9,635	Brink's Company	758,274
15,239	Caterpillar, Inc.	2,401,362
700	Central Glass Company, Ltd.	14,832
23,220	CSX Corporation	1,277,332
2,500	Dai Nippon Printing Company, Ltd.	55,658
23,610	Delta Air Lines, Inc.	1,322,160
4,180	Deutsche Lufthansa AG	153,505
5,100	Dycom Industries, Inc.[i,j]	568,293
17,620	Eaton Corporation plc	1,392,156
2,815	Ferguson plc	202,015
1,859	Finning International, Inc.	46,911
32,976	GWA Group, Ltd.	72,910
2,300	Hitachi Transport System, Ltd.	59,849
14,389	Honeywell International, Inc.	2,206,697
4,000	Inaba Denki Sangyo Company, Ltd.	186,542
53,100	ITOCHU Corporation	989,865
1,797	Loomis AB	75,489
8,800	Marubeni Corporation	63,621
9,489	Masonite International Corporation[i]	703,609
21,466	Meggitt plc	139,386
4,794	Middleby Corporation[i]	646,950
6,000	Mitsuboshi Belting, Ltd.	82,259
20,866	Monadelphous Group, Ltd.	281,606
12,813	National Express Group plc	65,894
10,600	Nitto Kogyo Corporation	169,844
3,906	Northgate plc	20,106
6,740	Oshkosh Corporation	612,599
30,251	PageGroup plc	190,610
28,129	RELX NV	646,527
17,820	RELX plc	417,846
1,274	Rockwool International AS	361,172
11,819	Saia, Inc.[i]	836,194
2,979	Schindler Holding AG, Participation Certificate	685,142
5,277	Siemens AG	730,639
28,127	SKF AB	624,863
8,920	Smiths Group plc	179,020
5,100	Sojitz Corporation	15,625
1,693	Spirax-Sarco Engineering plc	127,998
1,207	Sulzer, Ltd.	146,408
1,500	Taikisha, Ltd.	50,624
4,200	Toppan Forms Company, Ltd.	47,458
6,314	Transcontinental, Inc.	124,773
5,000	Tsubakimoto Chain Company	40,342
7,230	Vinci SA	738,121
3,739	WABCO Holdings, Inc.[i]	536,547
2,098	WSP Global, Inc.	99,993
2,872	YIT Oyj	21,951
1,700	Yuasa Trading Company, Ltd.	61,699

	Total	22,460,114

Information Technology (7.9%)
2,808	Alliance Data Systems Corporation	711,772
1,880	Alphabet, Inc., Class Ai	1,980,392
1,655	Alphabet, Inc., Class Ci	1,731,792
28,393	Apple, Inc.	4,804,947
7,150	Belden, Inc.	551,766
210	BKW FMB Energie	12,469
5,700	Canon, Inc.	212,371
7,808	Capgemini SA	924,792
3,192	Capital Power Corporation	62,189
26,265	Ciena Corporation[i]	549,726
60,478	Cisco Systems, Inc.	2,316,307
11,500	Dolby Laboratories, Inc.	713,000
5,048	F5 Networks, Inc.[i]	662,399
12,400	Facebook, Inc.[i]	2,188,104
21,381	Juniper Networks, Inc.	609,359
21,800	Konica Minolta Holdings, Inc.	209,169
1,230	Kulicke and Soffa Industries, Inc.[i]	29,932

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (48.0%)	Value
Information Technology (7.9%) - continued
1,506	Lam Research Corporation	$277,209
27,190	Microsoft Corporation	2,325,833
5,900	NEC Networks & System Integration Corporation	154,912
7,464	New Relic, Inc.[i]	431,195
1,584	NVIDIA Corporation	306,504
3,064	NXP Semiconductors NVi	358,764
33,100	PayPal Holdings, Inc.[i]	2,436,822
7,657	Red Hat, Inc.[i]	919,606
9,380	Salesforce.com, Inc.[i]	958,917
1,282	SMA Solar Technology AG	55,099
2,140	TE Connectivity, Ltd.	203,386
36,130	Twitter, Inc.[i]	867,481
25,320	Visa, Inc.[j]	2,886,986
18,395	Xilinx, Inc.	1,240,191

	Total	31,693,391

Materials (2.2%)
2,900	Adeka Corporation	51,008
3,992	APERAM	205,081
1,620	Ashland Global Holdings, Inc.	115,344
10,029	BASF SE	1,099,491
5,039	BHP Billiton plc	101,890
27,145	BHP Billiton, Ltd.	623,545
4,110	Crown Holdings, Inc.[i]	231,187
23,900	Daicel Corporation	271,224
1,559	Eagle Materials, Inc.	176,635
14,632	Evonik Industries AG	549,564
2,710	FMC Corporation	256,529
10,782	Granges AB	110,576
4,400	JSR Corporation	86,435
10,000	Kaneka Corporation	91,146
21,400	Kuraray Company, Ltd.	402,918
12,100	Kyoei Steel, Ltd.	230,355
16,545	Mondi plc	429,982
3,695	Neenah, Inc.	334,952
600	Nippon Shokubai Company, Ltd.	40,446
67,279	Norsk Hydro ASA	510,029
3,420	Packaging Corporation of America	412,281
1,907	Rio Tinto, Ltd.	112,122
4,200	Sensient Technologies Corporation	307,230
4,840	Solvay SA	672,935
6,800	Toagosei Company, Ltd.	86,319
30,555	UPM-Kymmene Oyj	948,572
6,145	Valvoline, Inc.	153,994
20,516	Verso Corporation[i]	360,466
1,700	Yamato Kogyo Company, Ltd.	49,241

	Total	9,021,497

Real Estate (6.4%)
1,900	Acadia Realty Trust	51,984
600	Agree Realty Corporation	30,864
900	Alexander & Baldwin, Inc.	24,966
7,218	Alexandria Real Estate Equities, Inc.	942,599
7,409	Alstria Office REIT AG	114,498
1,000	American Assets Trust, Inc.	38,240
2,950	American Campus Communities, Inc.	121,038
11,570	American Tower Corporation	1,650,692
3,450	Apartment Investment & Management Company	150,799
950	Armada Hoffler Properties, Inc.	14,753
2,832	Artis Real Estate Investment Trust	31,767
3,000	AvalonBay Communities, Inc.	535,230
4,937	Boston Properties, Inc.	641,958
26,095	British Land Company plc	243,032
8,652	Camden Property Trust	796,503
1,600	CareTrust REIT, Inc.	26,816
3,600	CBL & Associates Properties, Inc.	20,376
1,700	Cedar Realty Trust, Inc.	10,336
900	Chatham Lodging Trust	20,484
1,224	Chesapeake Lodging Trust	33,158
300	Community Healthcare Trust, Inc.	8,430
2,500	CoreCivic, Inc.	56,250
650	CoreSite Realty Corporation	74,035
2,200	Corporate Office Properties Trust	64,240
9,042	Cousins Properties, Inc.	83,638
12,678	Crown Castle International Corporation	1,407,385
1,900	CyrusOne, Inc.	113,107
300	Daito Trust Construction Company, Ltd.	61,119
2,100	DCT Industrial Trust, Inc.	123,438
53,704	DEXUS Property Group	407,537
4,314	DiamondRock Hospitality Company	48,705
4,367	Digital Realty Trust, Inc.	497,401
3,400	Douglas Emmett, Inc.	139,604
29,089	Duke Realty Corporation	791,512
900	Easterly Government Properties, Inc.	19,206
664	EastGroup Properties, Inc.	58,684
1,600	Education Realty Trust, Inc.	55,872
1,419	EPR Properties	92,888
2,392	Equinix, Inc.	1,084,102
10,770	Equity Residential	686,803
1,375	Essex Property Trust, Inc.	331,884
2,800	Extra Space Storage, Inc.	244,860
1,600	Federal Realty Investment Trust	212,496
2,600	First Industrial Realty Trust, Inc.	81,822
1,300	Four Corners Property Trust, Inc.	33,410
2,300	Franklin Street Properties Corporation	24,702
42,345	General Growth Properties, Inc.	990,450
2,750	GEO Group, Inc.	64,900
700	Getty Realty Corporation	19,012
2,100	Government Properties Income Trust	38,934
37,000	Hang Lung Properties, Ltd.	90,131
10,200	HCP, Inc.	266,016
2,700	Healthcare Realty Trust, Inc.	86,724
800	Hersha Hospitality Trust	13,920
2,300	Highwoods Properties, Inc.	117,093
3,600	Hospitality Properties Trust	107,460
32,416	Host Hotels & Resorts, Inc.	643,458
61,000	Hysan Development Company, Ltd.	323,627
1,800	Independence Realty Trust, Inc.	18,162
1	Invitation Homes, Inc.	7
6,100	Iron Mountain, Inc.	230,153
2,100	JBG SMITH Properties	72,933
2,100	Kilroy Realty Corporation	156,765
9,174	Kimco Realty Corporation	166,508
1,800	Kite Realty Group Trust	35,280
1,803	Lamar Advertising Company	133,855
2,400	LaSalle Hotel Properties	67,368
4,600	Lexington Realty Trust	44,390
3,200	Liberty Property Trust	137,632
1,015	Life Storage, Inc.	90,406
800	LTC Properties, Inc.	34,840
2,400	Macerich Company	157,632
1,900	Mack-Cali Realty Corporation	40,964
7,800	Medical Properties Trust, Inc.	107,484
2,402	Mid-America Apartment Communities, Inc.	241,545
3,300	National Retail Properties, Inc.	142,329

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (48.0%)	Value
Real Estate (6.4%) - continued
1,090	National Storage Affiliates Trust	$29,713
4,250	Omega Healthcare Investors, Inc.	117,045
1,500	Pennsylvania REIT	17,835
800	Potlatch Corporation	39,920
16,063	Prologis, Inc.	1,036,224
400	PS Business Parks, Inc.	50,036
4,350	Public Storage, Inc.	909,150
2,000	Quality Care Properties, Inc.[i]	27,620
1,700	Ramco-Gershenson Properties Trust	25,041
2,700	Rayonier, Inc. REIT	85,401
6,093	Realty Income Corporation	347,423
3,265	Regency Centers Corporation	225,873
2,350	Retail Opportunity Investments Corporation	46,882
19,000	Road King Infrastructure, Ltd.	32,736
3,846	Sabra Health Care REIT, Inc.	72,189
200	Saul Centers, Inc.	12,350
2,500	SBA Communications Corporation[i]	408,400
5,071	Senior Housing Property Trust	97,110
9,178	Simon Property Group, Inc.	1,576,230
2,200	SL Green Realty Corporation	222,046
93,436	Stockland	325,936
2,352	Summit Hotel Properties, Inc.	35,821
15,000	Sun Hung Kai Properties, Ltd.	249,736
6,000	Swire Pacific, Ltd.	55,514
1,952	Tanger Factory Outlet Centers, Inc.	51,748
1,350	Taubman Centers, Inc.	88,330
5,700	UDR, Inc.	219,564
3,500	Uniti Group, Inc.	62,265
200	Universal Health Realty Income Trust	15,022
2,200	Urban Edge Properties	56,078
600	Urstadt Biddle Properties, Inc.	13,044
7,600	Ventas, Inc.	456,076
5,570	Vornado Realty Trust	435,463
4,000	Washington Prime Group, Inc.	28,480
2,600	Weingarten Realty Investors	85,462
7,954	Welltower, Inc.	507,227
16,300	Weyerhaeuser Company	574,738
800	Whitestone REIT	11,528
44,700	Wing Tai Holdings, Ltd.	76,202

	Total	25,670,659

Telecommunications Services (1.0%)
6,295	Freenet AG	232,264
126,585	KCOM Group plc	155,099
13,200	Nippon Telegraph & Telephone Corporation	620,586
61,400	NTT DOCOMO, Inc.	1,451,742
17,129	TDC AS	105,263
42,701	Telenor ASA	914,092
17,710	Zayo Group Holdings, Inc.[i]	651,728

	Total	4,130,774

Utilities (0.7%)
1,731	Canadian Utilities, Ltd.	51,517
18,700	Chubu Electric Power Company, Inc.	231,949
61,787	Dynegy, Inc.[i]	732,176
800	Electric Power Development Company, Ltd.	21,520
457	Elia System Operator SA	26,265
25,478	MDU Resources Group, Inc.	684,849
30,500	Osaka Gas Company, Ltd.	586,495
11,219	Redes Energeticas Nacionais SGPS SA	33,370
10,100	Tokyo Gas Company, Ltd.	230,769
1,726	Verbund AG	41,596

	Total	2,640,506

	Total Common Stock (cost $159,465,022)	193,059,462

Principal Amount	Long-Term Fixed Income (28.2%)
Asset-Backed Securities (2.1%)
	ALM XI Ltd.
375,000	4.603%, (LIBOR 3M + 3.250%), 10/17/2026, Ser. 2014-11A, Class CR*,b	376,776
	Apidos CLO XVIII
225,000	4.613%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,b	225,619
	Asset Backed Securities Corporation Home Equity Loan Trust
301,396	1.692%, (LIBOR 1M + 0.140%), 7/25/2036, Ser. 2006-HE5, Class A4[b]	294,942
	Bear Stearns ARM Trust
123,840	3.239%, 1/25/2034, Ser. 2003-8, Class 5Ab	121,086
	BlueMountain CLO, Ltd.
525,000	4.559%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,b	527,471
	CLUB Credit Trust
300,000	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	300,461
	College Ave Student Loans, LLC
317,409	2.978%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1*,b	325,233
	Credit Based Asset Servicing and Securitization, LLC
245,144	3.435%, 12/25/2036, Ser. 2006-CB2, Class AF2[l]	205,000
	Earnest Student Loan Program, LLC
236,408	2.680%, 7/25/2035, Ser. 2016-C, Class A2[k]	235,466
	First Horizon ABS Trust
56,370	1.712%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,m	55,261
	Foundation Finance Trust
450,000	3.300%, 7/15/2033, Ser. 2017-A, Class A3*	449,430
	GMAC Mortgage Corporation Loan Trust
172,405	2.052%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,m]	178,098
175,918	1.509%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[b,m]	170,161
	IndyMac Seconds Asset-Backed Trust
195,174	1.892%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,m	117,598

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Asset-Backed Securities (2.1%) - continued
	J.P. Morgan Mortgage Acquisition Trust
$167,122	4.410%, 3/25/2047, Ser. 2007-HE1, Class AF4[l]	$122,507
	Lehman XS Trust
153,980	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bl	133,801
	Lendmark Funding Trust
350,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ak	349,127
	Madison Park Funding XIV, Ltd.
500,000	4.613%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,b	500,741
	Merrill Lynch Mortgage Investors Trust
336,308	3.164%, 6/25/2035, Ser. 2005-A5, Class M1[b]	298,044
	MLCC Mortgage Investors, Inc.
143,794	2.212%, (LIBOR 1M + 0.660%), 9/25/2029, Ser. 2004-D, Class A1[b]	143,429
	Murray Hill Marketplace Trust
7,517	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	7,528
	NRZ Advance Receivables Trust Advance Receivables Backed
225,500	2.751%, 6/15/2049, Ser. 2016-T1, Class AT1*	223,097
	Oak Hill Advisors Residential Loan Trust
386,554	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,l	385,977
	Octagon Investment Partners XX, Ltd.
350,000	4.963%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	351,830
	Preston Ridge Partners Mortgage Trust, LLC
232,465	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,l	232,594
	Pretium Mortgage Credit Partners, LLC
255,400	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[k,l]	255,611
	SoFi Consumer Loan Program, LLC
239,207	3.050%, 12/26/2025, Ser. 2016-3, Class Ak	240,431
	Upstart Securitization Trust
450,000	2.508%, 3/20/2025, Ser. 2107-INV1, Class Ak	449,592
	Vericrest Opportunity Loan Transferee
236,726	3.250%, 4/25/2059, Ser. 2017-NPL7, Class A1[k,l]	237,133
248,388	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[k,l]	249,367
	Voya CLO 4, Ltd.
425,000	4.359%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,b	425,910
	Wachovia Asset Securitization, Inc.
$378,182	1.692%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,m	$333,929

	Total	8,523,250

Basic Materials (0.6%)
	Alcoa Nederland Holding BV
90,000	6.750%, 9/30/2024[k]	98,100
	Anglo American Capital plc
86,000	4.125%, 9/27/2022[k]	88,883
	ArcelorMittal SA
190,000	6.000%, 3/1/2021	205,200
	BWAY Holding Company
175,000	5.500%, 4/15/2024[k]	182,000
	CF Industries, Inc.
195,000	3.450%, 6/1/2023	192,319
	Dow Chemical Company
86,000	8.550%, 5/15/2019	93,146
	EI du Pont de Nemours & Company
86,000	2.200%, 5/1/2020	85,919
	FMG Resources Property, Ltd.
180,000	5.125%, 5/15/2024[k]	182,250
	INEOS Group Holdings SA
380,000	5.625%, 8/1/2024[k]	396,150
	Kinross Gold Corporation
44,000	5.125%, 9/1/2021	45,870
	LyondellBasell Industries NV
80,000	5.000%, 4/15/2019	82,133
	Packaging Corporation of America
63,000	2.450%, 12/15/2020	63,084
	Peabody Securities Finance Corporation
170,000	6.375%, 3/31/2025[k]	176,800
	Platform Specialty Products Corporation
120,000	5.875%, 12/1/2025[k]	119,100
	RPM International, Inc., Convertible
29,000	2.250%, 12/15/2020	33,477
	Sherwin-Williams Company
85,000	2.250%, 5/15/2020	84,710
	Trinseo Materials Operating SCA
180,000	5.375%, 9/1/2025[k]	186,300
	Vale Overseas, Ltd.
75,000	5.875%, 6/10/2021	81,675
	Xstrata Finance Canada, Ltd.
66,000	4.950%, 11/15/2021[k]	70,423

	Total	2,467,539

Capital Goods (0.8%)
	Ashtead Capital, Inc.
150,000	4.125%, 8/15/2025[k]	151,500
	Bombardier, Inc.
100,000	7.500%, 3/15/2025[k]	100,750
	Building Materials Corporation of America
280,000	6.000%, 10/15/2025[k]	298,900
	Caterpillar Financial Services Corporation
65,000	1.850%, 9/4/2020	64,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Capital Goods (0.8%) - continued
	Cemex SAB de CV
$300,000	5.700%, 1/11/2025[k]	$316,500
	Cintas Corporation No. 2
64,000	2.900%, 4/1/2022	64,565
	CNH Industrial Capital, LLC
305,000	4.375%, 11/6/2020	316,438
64,000	4.875%, 4/1/2021	67,200
	Crown Americas Capital Corporation IV
190,000	4.500%, 1/15/2023	192,850
	General Electric Company
283,000	5.000%, 1/21/2021[b,n]	291,660
	Lockheed Martin Corporation
65,000	2.500%, 11/23/2020	65,410
	Reynolds Group Issuer, Inc.
340,000	5.125%, 7/15/2023[k]	351,900
	Rockwell Collins, Inc.
64,000	1.950%, 7/15/2019	63,666
	Roper Industries, Inc.
71,000	2.050%, 10/1/2018	70,989
	Textron Financial Corporation
500,000	3.151%, (LIBOR 3M + 1.735%), 2/15/2042[b,k]	441,250
	United Rentals North America, Inc.
290,000	5.500%, 7/15/2025	307,400

	Total	3,165,215

Collateralized Mortgage Obligations (3.5%)
	AJAX Mortgage Loan Trust
314,765	3.470%, 4/25/2057, Ser. 2017-A, Class A*,l	315,187
	Alternative Loan Trust 2007-6
204,594	5.750%, 4/25/2047, Ser. 2007-6, Class A4	179,737
	Angel Oak Mortgage Trust
37,234	4.500%, 11/25/2045, Ser. 2015-1, Class A*,l	37,033
	Banc of America Alternative Loan Trust
333,000	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	299,720
	Banc of America Mortgage Securities, Inc.
95,052	3.595%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	92,460
	Bear Stearns ALT-A Trust
136,205	3.628%, 10/25/2033, Ser. 2003-3, Class 5Ab	136,277
	COLT Mortgage Loan Trust
118,788	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	120,331
	Countrywide Alternative Loan Trust
442,153	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	326,631
360,764	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	242,402
	Countrywide Asset-Backed Certificates
163,811	2.052%, (LIBOR 1M + 0.500%), 7/25/2034, Ser. 2004-2, Class 3A4[b]	152,917
	Countrywide Home Loan Mortgage Pass Through Trust
257,449	3.448%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	225,449
	Credit Suisse First Boston Mortgage Securities Corporation
188,560	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	183,321
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
265,064	2.731%, 8/25/2035, Ser. 2005-AR1, Class 2A3[b]	220,306
384,239	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	394,563
297,537	1.833%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	274,650
	GCAT, LLC
123,959	3.375%, 3/25/2047, Ser. 2017-1, Class A1*,l	123,880
	GMAC Mortgage Corporation Loan Trust
174,364	3.743%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	165,655
	GMACM Mortgage Loan Trust
136,506	3.708%, 11/19/2035, Ser. 2005-AR6, Class 1A1[b]	129,450
	HarborView Mortgage Loan Trust
200,119	3.591%, 7/19/2035, Ser. 2005-4, Class 3A1[b]	176,463
111,055	3.720%, 12/19/2035, Ser. 2005-14, Class 3A1Ab	109,855
	Impac Secured Assets Trust
524,734	1.792%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	435,161
	IndyMac INDA Mortgage Loan Trust
193,073	3.415%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	190,642
	IndyMac INDX Mortgage Loan Trust
369,334	1.762%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	340,027
	J.P. Morgan Alternative Loan Trust
481,840	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	428,765
	J.P. Morgan Mortgage Trust
298,448	3.583%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	297,444
312,017	3.554%, 1/25/2037, Ser. 2006-A7, Class 2A2[b]	314,000
	Merrill Lynch Mortgage Investors Trust
363,034	6.250%, 8/25/2036, Ser. 2006-AF1, Class AF2A	283,791
	Mill City Mortgage Loan Trust
378,808	2.750%, 11/25/2058, Ser. 2017-1, Class A1[b,k]	378,613
	MortgageIT Trust
448,624	1.812%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	445,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Collateralized Mortgage Obligations (3.5%) -continued
$542,081	1.752%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	$481,333
	New York Mortgage Trust
132,545	3.644%, 5/25/2036, Ser. 2006-1, Class 2A3[b]	128,843
	Preston Ridge Partners Mortgage Trust, LLC
286,594	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,l	285,736
	RCO 2017-INV1 Trust
442,277	3.197%, 11/25/2052, Ser. 2014-3A, Class A1R*,b	442,276
	Residential Accredit Loans, Inc. Trust
290,483	2.302%, (LIBOR 1M + 0.750%), 6/25/2035, Ser. 2005-QS7, Class A3[b]	238,818
257,785	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	251,065
371,844	2.102%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	290,756
203,726	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	188,968
	Residential Funding Mortgage Security I Trust
415,828	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	393,077
	Structured Adjustable Rate Mortgage Loan Trust
249,824	3.376%, 1/25/2035, Ser. 2004-19, Class 2A2[b]	240,864
169,464	3.582%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	147,593
272,954	3.712%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	221,638
	Structured Asset Mortgage Investments, Inc.
684,070	1.862%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	614,619
	Sunset Mortgage Loan Company, LLC
49,060	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,l	49,058
63,804	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,l	63,824
	WaMu Mortgage Pass Through Certificates
55,530	5.000%, 11/25/2018, Ser. 2003-S12, Class 3A	55,902
131,395	2.673%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	120,823
443,606	1.943%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	397,374
166,856	1.793%, (12 MTA + 0.730%), 1/25/2047, Ser. 2006-AR19, Class 1A1Ab	166,219
231,441	1.803%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	212,827
	Washington Mutual Mortgage Pass Through Certificates Trust
363,216	1.813%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	293,498
	Wells Fargo Commercial Mortgage Trust
450,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	458,362
	Wells Fargo Mortgage Backed Securities Trust
201,904	3.545%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	204,369
241,574	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	234,798
332,186	3.376%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	329,877
173,172	3.628%, 10/25/2036, Ser. 2006-AR14, Class 2A3[b]	163,469
174,505	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	175,028
155,163	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	154,403

	Total	14,025,891

Communications Services (1.4%)
	Altice US Finance I Corporation
200,000	5.500%, 5/15/2026[k]	203,750
	AMC Networks, Inc.
300,000	5.000%, 4/1/2024	303,750
	America Movil SAB de CV
71,000	5.000%, 10/16/2019	74,193
	American Tower Corporation
65,000	2.800%, 6/1/2020	65,401
	AT&T, Inc.
86,000	5.875%, 10/1/2019	91,107
44,000	5.200%, 3/15/2020	46,506
65,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b]	65,776
124,000	2.850%, 2/14/2023	124,474
	British Sky Broadcasting Group plc
102,000	2.625%, 9/16/2019[k]	102,188
	CCOH Safari, LLC
305,000	5.750%, 2/15/2026[k]	316,819
	CenturyLink, Inc.
230,000	6.450%, 6/15/2021	232,300
	Charter Communications Operating, LLC
72,000	3.579%, 7/23/2020	73,337
32,000	4.464%, 7/23/2022	33,383
	Clear Channel Worldwide Holdings, Inc.
290,000	6.500%, 11/15/2022	294,712
	Comcast Corporation
88,000	1.625%, 1/15/2022	85,089
	Crown Castle International Corporation
35,000	3.400%, 2/15/2021	35,740
	CSC Holdings, LLC
20,000	5.500%, 4/15/2027[k]	20,400
	Digicel, Ltd.
257,936	6.000%, 4/15/2021*	253,871

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Communications Services (1.4%) - continued
	Discovery Communications, LLC
$43,000	2.200%, 9/20/2019	$42,797
85,000	2.950%, 3/20/2023	84,110
	DISH Network Corporation, Convertible
560,000	3.375%, 8/15/2026	609,350
	Level 3 Financing, Inc.
190,000	5.250%, 3/15/2026	186,495
	Liberty Interactive, LLC, Convertible
291,000	1.750%, 9/30/2046[k]	335,923
	Liberty Media Corporation, Convertible
399,000	1.000%, 1/30/2023[k]	445,384
	Moody’s Corporation
44,000	2.750%, 12/15/2021	44,050
	Neptune Finco Corporation
100,000	10.875%, 10/15/2025[k]	118,750
	Netflix, Inc.
200,000	4.875%, 4/15/2028[k]	196,000
	Nexstar Escrow Corporation
335,000	5.625%, 8/1/2024[k]	345,888
	Sprint Corporation
290,000	7.625%, 2/15/2025	303,775
	Telefonica Emisiones SAU
78,000	3.192%, 4/27/2018	78,277
	Time Warner, Inc.
43,000	4.875%, 3/15/2020	45,244
	Verizon Communications, Inc.
102,000	2.946%, 3/15/2022	102,609
	Viacom, Inc.
86,000	4.250%, 9/1/2023	87,792
	Windstream Services, LLC
140,000	8.625%, 10/31/2025[k]	134,750

	Total	5,583,990

Consumer Cyclical (1.3%)
	Allison Transmission, Inc.
305,000	5.000%, 10/1/2024[k]	314,531
	American Honda Finance Corporation
66,000	2.000%, 2/14/2020	65,658
	BMW US Capital, LLC
80,000	1.500%, 4/11/2019[k]	79,441
	Brookfield Residential Properties, Inc.
200,000	6.125%, 7/1/2022[k]	209,000
	Cinemark USA, Inc.
263,000	4.875%, 6/1/2023	266,287
	CVS Health Corporation
44,000	2.750%, 12/1/2022	43,338
	D.R. Horton, Inc.
60,000	2.550%, 12/1/2020	59,906
	Delphi Jersey Holdings plc
170,000	5.000%, 10/1/2025[k]	172,125
	Ford Motor Credit Company, LLC
86,000	2.262%, 3/28/2019	85,864
87,000	2.597%, 11/4/2019	87,047
64,000	3.336%, 3/18/2021	64,995
	General Motors Financial Company, Inc.
64,000	2.650%, 4/13/2020	64,010
64,000	4.375%, 9/25/2021	67,314
43,000	3.150%, 6/30/2022	42,961
	Home Depot, Inc.
65,000	2.625%, 6/1/2022	65,355
	Hyundai Capital America
43,000	2.550%, 4/3/2020[k]	42,647
43,000	2.750%, 9/18/2020[k]	42,690
	Jaguar Land Rover Automotive plc
273,000	5.625%, 2/1/2023[k]	279,484
	KB Home
189,000	4.750%, 5/15/2019	192,307
	L Brands, Inc.
273,000	6.625%, 4/1/2021	298,935
	Landry’s, Inc.
160,000	6.750%, 10/15/2024[k]	162,800
	Lennar Corporation
65,000	2.950%, 11/29/2020[k]	64,513
265,000	4.500%, 4/30/2024	271,704
	Live Nation Entertainment, Inc.
335,000	5.375%, 6/15/2022[k]	346,306
	McDonald's Corporation
86,000	2.625%, 1/15/2022	86,167
	MGM Resorts International
300,000	6.000%, 3/15/2023	324,000
	Navistar International Corporation
185,000	6.625%, 11/1/2025[k]	193,025
	New Red Finance, Inc.
185,000	4.250%, 5/15/2024[k]	184,537
	Newell Rubbermaid, Inc.
55,000	3.150%, 4/1/2021	55,610
	Nissan Motor Acceptance Corporation
66,000	2.000%, 3/8/2019[k]	65,835
	Prime Security Services Borrower, LLC
235,000	9.250%, 5/15/2023[k]	260,850
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	60,466
	Six Flags Entertainment Corporation
150,000	4.875%, 7/31/2024[k]	152,250
	Toll Brothers Finance Corporation
76,000	4.000%, 12/31/2018	77,235
	Visa, Inc.
65,000	2.200%, 12/14/2020	64,944
	Volkswagen Group of America Finance, LLC
60,000	2.450%, 11/20/2019[k]	59,957
	Yum! Brands, Inc.
305,000	5.000%, 6/1/2024[k]	314,531

	Total	5,288,625

Consumer Non-Cyclical (1.0%)
	Abbott Laboratories
88,000	2.550%, 3/15/2022	87,081
66,000	3.400%, 11/30/2023	67,131
	AbbVie, Inc.
88,000	2.500%, 5/14/2020	88,266
44,000	2.900%, 11/6/2022	44,084
	Albertsons Companies, LLC
220,000	6.625%, 6/15/2024	210,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Consumer Non-Cyclical (1.0%) - continued
	Amgen, Inc.
$85,000	2.650%, 5/11/2022	$84,761
	Anheuser-Busch InBev Finance, Inc.
90,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	92,874
65,000	2.650%, 2/1/2021	65,320
44,000	3.300%, 2/1/2023	45,019
	BAT Capital Corporation
43,000	2.297%, 8/14/2020[k]	42,761
44,000	2.764%, 8/15/2022[k]	43,755
	Becton, Dickinson and Company
86,000	3.125%, 11/8/2021	86,716
	Boston Scientific Corporation
40,000	6.000%, 1/15/2020	42,693
	Bunge Limited Finance Corporation
65,000	3.500%, 11/24/2020	66,351
	Cardinal Health, Inc.
44,000	1.948%, 6/14/2019	43,726
44,000	2.616%, 6/15/2022	43,259
	CVS Health Corporation
86,000	2.250%, 12/5/2018	86,109
	Envision Healthcare Corporation
295,000	5.125%, 7/1/2022[k]	286,150
	Express Scripts Holding Company
44,000	4.750%, 11/15/2021	46,874
	Forest Laboratories, LLC
21,000	4.875%, 2/15/2021[k]	22,227
	HCA, Inc.
227,936	4.750%, 5/1/2023	234,774
115,000	4.500%, 2/15/2027	115,575
	J.M. Smucker Company
42,000	2.200%, 12/6/2019	41,935
	JBS USA, LLC
290,000	5.750%, 6/15/2025[k]	279,125
	Kraft Heinz Foods Company
85,000	5.375%, 2/10/2020	90,052
	Kroger Company
43,000	2.800%, 8/1/2022	42,838
	Laboratory Corporation of America Holdings
35,000	2.625%, 2/1/2020	35,090
	Mead Johnson Nutrition Company
65,000	3.000%, 11/15/2020	65,969
	Medtronic Global Holdings SCA
86,000	1.700%, 3/28/2019	85,636
	Molson Coors Brewing Company
88,000	2.250%, 3/15/2020	87,551
	Mondelez International Holdings Netherlands BV
65,000	2.000%, 10/28/2021[k]	63,229
	Mylan NV
88,000	3.150%, 6/15/2021	88,483
	Pernod Ricard SA
35,000	5.750%, 4/7/2021[k]	38,413
	Pinnacle Foods, Inc.
200,000	5.875%, 1/15/2024	211,500
	Reynolds American, Inc.
35,000	3.250%, 6/12/2020	35,561
	Shire Acquisitions Investments Ireland Designated Activity Company
86,000	2.400%, 9/23/2021	84,637
	Smithfield Foods, Inc.
66,000	2.700%, 1/31/2020[k]	65,566
	Teva Pharmaceutical Finance Company BV
43,000	2.950%, 12/18/2022	38,569
	Teva Pharmaceutical Finance IV, LLC
21,000	2.250%, 3/18/2020	20,307
	Teva Pharmaceutical Finance Netherlands III BV
65,000	2.200%, 7/21/2021	59,370
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	202,250
	Valeant Pharmaceuticals International
227,936	7.250%, 7/15/2022[k]	230,500
	Zoetis, Inc.
65,000	3.450%, 11/13/2020	66,530

	Total	3,878,717

Energy (1.3%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[k]	180,625
	Anadarko Petroleum Corporation
60,000	8.700%, 3/15/2019	64,326
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	204,000
	BP Capital Markets plc
44,000	2.315%, 2/13/2020	44,105
172,000	2.520%, 9/19/2022	171,122
	Buckeye Partners, LP
100,000	2.650%, 11/15/2018	100,289
	Canadian Natural Resources, Ltd.
43,000	2.950%, 1/15/2023	42,801
	Canadian Oil Sands, Ltd.
43,000	9.400%, 9/1/2021[k]	51,406
	Cenovus Energy, Inc.
43,000	3.800%, 9/15/2023	43,423
	Cheniere Energy Partners, LP
185,000	5.250%, 10/1/2025[k]	188,238
	Concho Resources, Inc.
75,000	4.375%, 1/15/2025	78,000
	Continental Resources, Inc.
43,000	5.000%, 9/15/2022	43,645
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023	207,840
	Enbridge, Inc.
42,000	2.900%, 7/15/2022	41,740
	Encana Corporation
66,000	3.900%, 11/15/2021	67,824
	Energy Transfer Equity, LP
290,000	5.500%, 6/1/2027	295,800
	Energy Transfer Partners, LP
65,000	4.150%, 10/1/2020	67,118
	Enterprise Products Operating, LLC
200,000	5.250%, 8/16/2077[b]	198,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Energy (1.3%) - continued
	EOG Resources, Inc.
$65,000	2.625%, 3/15/2023	$64,245
	EQT Corporation
88,000	8.125%, 6/1/2019	94,765
42,000	3.000%, 10/1/2022	41,547
	Exxon Mobil Corporation
80,000	1.708%, 3/1/2019	79,807
	Kinder Morgan Energy Partners, LP
88,000	3.450%, 2/15/2023	88,435
	Marathon Oil Corporation
44,000	2.700%, 6/1/2020	44,003
	Marathon Petroleum Corporation
65,000	3.400%, 12/15/2020	66,412
	MEG Energy Corporation
273,000	6.375%, 1/30/2023[k]	232,050
	MPLX, LP
66,000	4.500%, 7/15/2023	69,720
	Nabors Industries, Inc., Convertible
170,000	0.750%, 1/15/2024[k]	130,263
	ONEOK, Inc.
64,000	7.500%, 9/1/2023	76,164
	Parsley Energy, LLC
80,000	5.625%, 10/15/2027[k]	81,800
	PBF Holding Company, LLC
145,000	7.250%, 6/15/2025	152,431
	Petrobras Global Finance BV
64,000	8.375%, 5/23/2021	72,992
94,000	7.375%, 1/17/2027	103,494
	Petroleos Mexicanos
42,000	6.375%, 2/4/2021	45,654
	Plains All American Pipeline, LP
94,000	5.000%, 2/1/2021	98,496
	Sabine Pass Liquefaction, LLC
43,000	6.250%, 3/15/2022	47,838
43,000	5.625%, 4/15/2023	47,201
300,000	5.625%, 3/1/2025	330,832
	Schlumberger Holdings Corporation
65,000	3.000%, 12/21/2020[k]	65,833
	Southwestern Energy Company
185,000	7.500%, 4/1/2026	196,563
	SRC Energy, Inc.
90,000	6.250%, 12/1/2025[k]	92,025
	Sunoco Logistics Partners Operations, LP
65,000	4.400%, 4/1/2021	67,589
	TransCanada Trust
255,000	5.875%, 8/15/2076[b]	276,037
	Weatherford International, Ltd.
100,000	8.250%, 6/15/2023	101,000
	Western Gas Partners, LP
44,000	4.000%, 7/1/2022	44,882
	Whiting Petroleum Corporation, Convertible
182,000	1.250%, 4/1/2020	167,440
	Williams Partners, LP
88,000	4.000%, 11/15/2021	90,997

	Total	5,160,817

Financials (3.9%)
	ACE INA Holdings, Inc.
65,000	2.875%, 11/3/2022	65,876
	AIG Global Funding
86,000	2.150%, 7/2/2020[k]	85,233
	Air Lease Corporation
32,000	2.625%, 9/4/2018	32,094
	Ally Financial, Inc.
325,000	4.750%, 9/10/2018	329,063
	American Express Credit Corporation
43,000	1.715%, (LIBOR 3M + 0.330%), 5/3/2019[b]	43,083
43,000	2.200%, 3/3/2020	42,867
65,000	2.624%, (LIBOR 3M + 1.050%), 9/14/2020[b]	66,159
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,n]	204,442
	Bank of America Corporation
43,000	2.369%, 7/21/2021[b]	42,922
86,000	2.328%, 10/1/2021[b]	85,751
99,000	3.419%, 12/20/2028[b,k]	98,991
	Bank of Montreal
55,000	1.500%, 7/18/2019	54,461
66,000	2.100%, 6/15/2020	65,584
	Bank of New York Mellon Corporation
88,000	2.600%, 2/7/2022	88,191
	Bank of Nova Scotia
64,000	2.700%, 3/7/2022	63,992
	Barclays plc
88,000	3.200%, 8/10/2021	88,473
	BB&T Corporation
130,000	2.050%, 6/19/2018	130,067
86,000	2.150%, 2/1/2021	85,180
	Blackstone Mortgage Trust, Inc., Convertible
332,000	5.250%, 12/1/2018	389,685
	BNP Paribas SA
300,000	7.625%, 3/30/2021[b,k,n]	330,000
	Capital One Financial Corporation
43,000	2.500%, 5/12/2020	42,944
129,000	3.050%, 3/9/2022	129,889
	CBOE Holdings, Inc.
66,000	1.950%, 6/28/2019	65,577
	Central Fidelity Capital Trust I
135,000	2.359%, (LIBOR 3M + 1.000%), 4/15/2027[b]	128,588
	Citigroup, Inc.
88,000	2.450%, 1/10/2020	88,036
88,000	2.650%, 10/26/2020	88,288
144,000	2.350%, 8/2/2021	142,415
43,000	2.750%, 4/25/2022	42,908
43,000	2.065%, (LIBOR 3M + 0.690%), 10/27/2022[b]	42,933
	CNA Financial Corporation
75,000	5.750%, 8/15/2021	82,112
	Commonwealth Bank of Australia
86,000	2.250%, 3/10/2020[k]	85,730
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
86,000	3.950%, 11/9/2022	89,651
	Credit Agricole SA
43,000	3.375%, 1/10/2022[k]	43,666

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Financials (3.9%) - continued
$95,000	8.125%, 12/23/2025[b,k,n]	$113,925
	Credit Suisse Group AG
255,000	7.500%, 12/11/2023[b,k,n]	291,312
	Credit Suisse Group Funding Guernsey, Ltd.
132,000	3.800%, 9/15/2022	136,145
	Credit Suisse Group Funding, Ltd.
88,000	3.125%, 12/10/2020	89,113
	DDR Corporation
66,000	3.500%, 1/15/2021	66,993
	Deutsche Bank AG
43,000	2.700%, 7/13/2020	42,787
129,000	4.250%, 10/14/2021	134,537
	Digital Realty Trust, LP
65,000	2.750%, 2/1/2023	64,419
	Discover Bank
28,000	8.700%, 11/18/2019	30,785
	Fifth Third Bancorp
65,000	2.600%, 6/15/2022	64,613
	First Tennessee Bank NA
380	3.750%, (LIBOR 3M + 0.850%), 1/29/2018[b,k,n]	300,200
	Goldman Sachs Group, Inc.
78,000	7.500%, 2/15/2019	82,427
86,000	5.375%, 5/10/2020[b,n]	88,137
64,000	2.600%, 12/27/2020	63,988
88,000	5.250%, 7/27/2021	95,364
65,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	65,950
88,000	3.000%, 4/26/2022	88,337
43,000	2.545%, (LIBOR 3M + 1.050%), 6/5/2023[b]	43,383
	Goldman Sachs Group, Inc., Convertible
1,600,000	0.500%, 9/24/2022[c]	2,435,808
	Hartford Financial Services Group, Inc.
120,000	6.000%, 1/15/2019	124,327
	HCP, Inc.
88,000	3.750%, 2/1/2019	89,054
	Hospitality Properties Trust
60,000	4.250%, 2/15/2021	62,047
	HSBC Holdings plc
128,000	3.400%, 3/8/2021	130,816
88,000	6.875%, 6/1/2021[b,n]	94,820
125,000	6.375%, 9/17/2024[b,n]	133,125
	Huntington Bancshares, Inc.
80,000	3.150%, 3/14/2021	81,251
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	77,063
90,000	6.375%, 12/15/2025[k]	90,009
	ILFC E-Capital Trust II
445,000	4.620%, (LIBOR 3M + 1.800%), 12/21/2065[b,k]	429,425
	International Lease Finance Corporation
88,000	4.625%, 4/15/2021	92,630
88,000	5.875%, 8/15/2022	97,480
	Intesa Sanpaolo SPA
30,000	3.875%, 1/16/2018	30,020
	J.P. Morgan Chase & Company
52,000	6.300%, 4/23/2019	54,741
25,000	2.250%, 1/23/2020	24,982
65,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	65,366
64,000	2.776%, 4/25/2023[b]	64,054
89,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	91,304
	KeyCorp
68,000	2.300%, 12/13/2018	68,101
	Liberty Mutual Group, Inc.
35,000	5.000%, 6/1/2021[k]	37,429
	Lincoln National Corporation
55,000	6.250%, 2/15/2020	59,223
	Macquarie Bank, Ltd.
200,000	6.125%, 3/8/2027[b,k,n]	207,750
	MGIC Investment Corporation, Convertible
207,000	9.000%, 4/1/2063[k]	284,108
	Mitsubishi UFJ Financial Group, Inc.
44,000	2.998%, 2/22/2022	44,274
	Morgan Stanley
88,000	2.800%, 6/16/2020	88,788
86,000	5.500%, 7/28/2021	94,061
89,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[b]	90,472
43,000	2.750%, 5/19/2022	42,837
75,000	4.875%, 11/1/2022	80,751
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	207,000
	National City Corporation
56,000	6.875%, 5/15/2019	59,368
	New York Life Global Funding
65,000	1.550%, 11/2/2018[k]	64,774
	Nomura Holdings, Inc.
56,000	2.750%, 3/19/2019	56,415
	Park Aerospace Holdings, Ltd.
90,000	5.500%, 2/15/2024[k]	89,325
	PNC Bank NA
86,000	2.450%, 11/5/2020	86,123
	Preferred Term Securities XXIII, Ltd.
460,656	1.789%, (LIBOR 3M + 0.200%), 12/22/2036*,b	414,621
	Quicken Loans, Inc.
295,000	5.750%, 5/1/2025[k]	305,328
	Realty Income Corporation
64,000	5.750%, 1/15/2021	69,293
	Regions Bank
43,000	7.500%, 5/15/2018	43,861
	Regions Financial Corporation
55,000	3.200%, 2/8/2021	55,955
	Reinsurance Group of America, Inc.
64,000	4.700%, 9/15/2023	68,643
	Royal Bank of Canada
87,000	2.125%, 3/2/2020	86,734
	Royal Bank of Scotland Group plc
290,000	7.500%, 8/10/2020[b,n]	306,675
63,000	8.625%, 8/15/2021[b,n]	70,954
320,000	7.648%, 9/30/2031[b,n]	417,600
	Simon Property Group, LP
65,000	2.500%, 9/1/2020	65,231
90,000	2.500%, 7/15/2021	90,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Financials (3.9%) - continued
	Societe Generale SA
$300,000	8.000%, 9/29/2025[b,k,n]	$348,750
	Standard Chartered plc
13,000	2.100%, 8/19/2019[k]	12,916
	State Street Capital Trust IV
516,000	2.589%, (LIBOR 3M + 1.000%), 6/15/2047[b]	465,040
	State Street Corporation
65,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	66,182
	Sumitomo Mitsui Banking Corporation
55,000	1.939%, (LIBOR 3M + 0.580%), 1/16/2018[b]	55,004
	Sumitomo Mitsui Financial Group, Inc.
86,000	2.934%, 3/9/2021	86,806
43,000	2.784%, 7/12/2022	42,749
	SunTrust Banks, Inc.
55,000	2.900%, 3/3/2021	55,611
	Synchrony Financial
43,000	3.000%, 8/15/2019	43,295
30,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	30,422
	Toronto-Dominion Bank
60,000	2.203%, (LIBOR 3M + 0.840%), 1/22/2019[b]	60,448
65,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	66,227
	UBS Group Funding Jersey, Ltd.
86,000	3.000%, 4/15/2021[k]	86,595
	UnitedHealth Group, Inc.
65,000	3.350%, 7/15/2022	67,112
	USB Realty Corporation
215,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,k,n]	193,769
	Vantiv, LLC
200,000	4.375%, 11/15/2025[k]	202,536
	Voya Financial, Inc.
38,000	2.900%, 2/15/2018	38,037
	Wachovia Capital Trust II
50,000	1.859%, (LIBOR 3M + 0.500%), 1/15/2027[b]	46,750
	Wells Fargo & Company
50,000	2.100%, 7/26/2021	49,158
43,000	2.625%, 7/22/2022	42,763
89,000	2.475%, (LIBOR 3M + 1.110%), 1/24/2023[b]	90,768
60,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[b]	61,595
	Welltower, Inc.
64,000	4.950%, 1/15/2021	68,001
	XL Group plc
200,000	3.817%, (LIBOR 3M + 2.458%), 2/2/2018[b,n]	179,100

	Total	15,711,137

Foreign Government (3.9%)
	Argentina Government International Bond
611,000	7.500%, 4/22/2026	691,133
267,000	6.875%, 1/26/2027	291,698
577,417	8.280%, 12/31/2033	680,774
190,000	7.125%, 7/6/2036	205,865
479,827	2.500%, 12/31/2038[l]	352,745
225,000	7.625%, 4/22/2046	253,800
	Brazil Government International Bond
255,000	6.000%, 4/7/2026	284,963
320,000	7.125%, 1/20/2037	385,600
384,000	5.000%, 1/27/2045	357,888
164,000	5.625%, 2/21/2047	167,526
	Colombia Government International Bond
229,000	2.625%, 3/15/2023	223,847
100,000	3.875%, 4/25/2027	101,800
120,000	7.375%, 9/18/2037	162,120
115,000	6.125%, 1/18/2041	138,862
300,000	5.625%, 2/26/2044	343,500
384,000	5.000%, 6/15/2045	406,080
	Indonesia Government International Bond
422,000	4.875%, 5/5/2021[k]	450,065
53,000	3.750%, 4/25/2022[k]	54,568
320,000	3.375%, 4/15/2023[k]	322,869
412,000	5.875%, 1/15/2024[k]	468,489
57,000	4.125%, 1/15/2025[k]	59,176
274,000	4.750%, 1/8/2026[k]	297,658
322,000	8.500%, 10/12/2035[k]	482,507
138,000	6.750%, 1/15/2044[k]	183,413
	Mexico Government International Bond
102,000	5.750%, 10/12/2110	108,630
200,000	4.150%, 3/28/2027	207,400
128,000	6.750%, 9/27/2034	166,400
398,000	4.750%, 3/8/2044	402,378
260,000	5.550%, 1/21/2045	292,500
238,000	4.600%, 1/23/2046	234,668
	Panama Government International Bond
192,000	4.000%, 9/22/2024	204,192
292,000	3.750%, 3/16/2025	304,410
78,000	9.375%, 4/1/2029	118,170
272,000	6.700%, 1/26/2036	362,032
	Peru Government International Bond
138,000	5.625%, 11/18/2050	177,054
330,000	8.750%, 11/21/2033	519,750
	Philippines Government International Bond
252,000	7.750%, 1/14/2031	359,312
134,000	5.000%, 1/13/2037	158,252
	Russia Government International Bond
200,000	4.750%, 5/27/2026[k]	212,098
422,000	5.625%, 4/4/2042[k]	472,640
	South Africa Government International Bond
65,000	5.500%, 3/9/2020	68,232
295,000	5.875%, 5/30/2022	322,140
210,000	4.875%, 4/14/2026	214,633
341,000	4.300%, 10/12/2028	328,980
	Turkey Government International Bond
244,000	7.000%, 6/5/2020	263,232
525,000	5.125%, 3/25/2022	544,162
390,000	5.750%, 3/22/2024	412,692
548,000	4.250%, 4/14/2026	522,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Foreign Government (3.9%) - continued
$272,000	4.875%, 10/9/2026	$268,278
379,000	6.875%, 3/17/2036	422,397
250,000	6.750%, 5/30/2040	275,092
389,000	6.625%, 2/17/2045	419,548

	Total	15,728,567

Mortgage-Backed Securities (6.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,180,000	3.000%, 1/1/2033[e]	1,201,948
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,387	9.000%, 11/1/2024	6,933
456	9.000%, 4/1/2025	505
221	8.500%, 9/1/2025	222
3,267	8.000%, 6/1/2027	3,726
676	8.500%, 7/1/2027	705
2,455	8.000%, 10/1/2027	2,724
1,305	8.000%, 8/1/2030	1,525
2,830,000	4.000%, 1/1/2048[e]	2,960,463
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
210	10.500%, 8/1/2020	212
3,075	9.500%, 4/1/2025	3,085
531	8.500%, 11/1/2025	576
1,044	8.500%, 5/1/2026	1,070
249	8.000%, 8/1/2026	249
512	8.000%, 11/1/2026	565
7,016	8.000%, 9/1/2027	7,728
2,868	8.000%, 12/1/2027	2,884
4,079	8.500%, 4/1/2030	4,986
4,725,000	3.000%, 1/1/2048[e]	4,725,945
10,975,000	3.500%, 1/1/2048[e]	11,274,617
5,385,000	4.000%, 1/1/2048[e]	5,634,325
600,000	4.500%, 1/1/2048[e]	638,340
	Government National Mortgage Association 30-Yr. Pass Through
1,208	9.500%, 1/15/2025	1,248
4,403	8.500%, 6/15/2026	4,461
1,312	8.500%, 7/15/2026	1,433
4,187	8.000%, 9/15/2026	4,556
1,346	7.500%, 10/15/2026	1,437
810	9.000%, 12/15/2026	936
6,860	7.500%, 4/15/2027	7,419
1,491	8.000%, 6/20/2027	1,721
6,634	7.500%, 7/15/2028	6,653
17,685	6.000%, 12/15/2028	19,776
22,900	6.000%, 6/15/2029	25,727
8,410	8.000%, 5/15/2030	8,495

	Total	26,557,195

Technology (1.1%)
	Alliance Data Systems Corporation
195,000	5.375%, 8/1/2022[k]	196,462
	Apple, Inc.
86,000	2.850%, 5/6/2021	87,371
85,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[b]	85,542
86,000	2.400%, 1/13/2023	85,249
	Baidu, Inc.
43,000	3.000%, 6/30/2020	43,169
	Broadcom Corporation
89,000	2.375%, 1/15/2020[k]	88,393
86,000	2.650%, 1/15/2023[k]	82,893
	Diamond 1 Finance Corporation
55,000	3.480%, 6/1/2019[k]	55,684
88,000	5.450%, 6/15/2023[k]	95,083
	Equinix, Inc.
200,000	5.750%, 1/1/2025	212,250
	Fidelity National Information Services, Inc.
37,000	3.625%, 10/15/2020	38,014
	Harland Clarke Holdings Corporation
175,000	8.375%, 8/15/2022[k]	181,729
	Hewlett Packard Enterprise Company
111,000	3.600%, 10/15/2020	113,323
	Intel Corporation
90,000	1.700%, 5/19/2021	88,379
65,000	3.100%, 7/29/2022	66,854
	Intel Corporation, Convertible
175,000	3.250%, 8/1/2039	388,719
	Iron Mountain, Inc.
122,936	6.000%, 8/15/2023	128,468
	Lumentum Holdings, Inc., Convertible
65,000	0.250%, 3/15/2024[k]	72,069
	Microchip Technology, Inc., Convertible
340,000	1.625%, 2/15/2027[k]	398,437
	Micron Technology, Inc., Convertible
110,000	2.375%, 5/1/2032	471,006
195,000	3.000%, 11/15/2043	281,166
	Microsoft Corporation
88,000	2.400%, 2/6/2022	88,021
	NetApp, Inc.
65,000	2.000%, 9/27/2019	64,489
	NXP BV
235,000	3.875%, 9/1/2022[k]	237,644
	NXP Semiconductors NV, Convertible
202,000	1.000%, 12/1/2019	249,091
	Oracle Corporation
65,000	2.500%, 5/15/2022	65,095
	Seagate HDD Cayman
95,000	4.750%, 1/1/2025	93,272
	Sensata Technologies BV
280,000	4.875%, 10/15/2023[k]	292,600
	Texas Instruments, Inc.
65,000	1.750%, 5/1/2020	64,429
	VMware, Inc.
42,000	2.300%, 8/21/2020	41,759

	Total	4,456,660

Transportation (0.2%)
	Air Canada Pass Through Trust
21,369	3.875%, 3/15/2023[k]	21,636
	American Airlines Pass Through Trust
40,851	4.950%, 1/15/2023	43,475
	Avis Budget Car Rental, LLC
90,000	5.125%, 6/1/2022[k]	91,125
	Delta Air Lines, Inc.
48,660	4.950%, 5/23/2019	49,936

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.2%)	Value
Transportation (0.2%) - continued
$64,000	2.875%, 3/13/2020	$64,426
	J.B. Hunt Transport Services, Inc.
65,000	3.300%, 8/15/2022	65,835
	Trinity Industries, Inc., Convertible
137,000	3.875%, 6/1/2036	215,689
	United Airlines Pass Through Trust
65,000	3.700%, 12/1/2022	66,367
	United Continental Holdings, Inc.
185,000	4.250%, 10/1/2022	185,463
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[k]	208,750

	Total	1,012,702

Utilities (0.5%)
	Alabama Power Company
44,000	2.450%, 3/30/2022	43,719
	Ameren Corporation
65,000	2.700%, 11/15/2020	65,210
	Arizona Public Service Company
40,000	2.200%, 1/15/2020	39,880
	Berkshire Hathaway Energy Company
96,000	2.400%, 2/1/2020	96,443
	Calpine Corporation
95,000	5.375%, 1/15/2023	92,506
	CenterPoint Energy, Inc.
43,000	2.500%, 9/1/2022	42,347
	Consolidated Edison, Inc.
44,000	2.000%, 3/15/2020	43,758
	Dominion Energy, Inc.
86,000	2.579%, 7/1/2020	86,030
	DTE Energy Company
96,000	2.400%, 12/1/2019	95,874
	Duke Energy Corporation
86,000	2.400%, 8/15/2022	84,483
	Dynegy, Inc.
160,000	7.375%, 11/1/2022	168,800
	Edison International
43,000	2.125%, 4/15/2020	42,620
	Emera U.S. Finance, LP
25,000	2.150%, 6/15/2019	24,900
	Eversource Energy
30,000	1.600%, 1/15/2018	29,994
	Exelon Generation Company, LLC
52,000	5.200%, 10/1/2019	54,460
65,000	2.950%, 1/15/2020	65,660
	FirstEnergy Corporation
66,000	2.850%, 7/15/2022	65,392
	Fortis, Inc.
60,000	2.100%, 10/4/2021	58,561
	Kinder Morgan Energy Partners, LP
43,000	9.000%, 2/1/2019	45,904
	NextEra Energy Capital Holdings, Inc.
55,000	2.300%, 4/1/2019	54,966
	PG&E Corporation
57,000	2.400%, 3/1/2019	57,030
	Pinnacle West Capital Corporation
42,000	2.250%, 11/30/2020	41,798
	PPL Capital Funding, Inc.
60,000	3.500%, 12/1/2022	61,681
	PSEG Power, LLC
55,000	3.000%, 6/15/2021	55,478
	Sempra Energy
100,000	6.150%, 6/15/2018	101,857
25,000	2.400%, 3/15/2020	24,984
	Southern California Edison Company
20,000	2.400%, 2/1/2022	19,854
	Southern Company
50,000	1.850%, 7/1/2019	49,693
43,000	2.350%, 7/1/2021	42,741
	Tallgrass Energy Partners, LP
275,000	5.500%, 1/15/2028[k]	278,355

	Total	2,034,978

	Total Long-Term Fixed Income (cost $110,292,193)	113,595,283

Shares	Registered Investment Companies (5.2%)
Affiliated Fixed Income Holdings (2.7%)
1,117,695	Thrivent Core Emerging Markets Debt Fund	11,054,004

	Total	11,054,004

Equity Funds/Exchange Traded Funds (1.9%)
13,850	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	180,743
2,697	Altaba, Inc.[i]	188,385
16,049	BlackRock Resources & Commodities Strategy Trust	156,799
6,800	Guggenheim Multi-Asset Income ETF	152,456
5,969	iShares MSCI EAFE Index Fund	419,680
61,109	Materials Select Sector SPDR Fund	3,698,928
5,367	Powershares S&P SmallCap Information Technology Portfolio	410,576
43,278	Utilities Select Sector SPDR Fund	2,279,885

	Total	7,487,452

Fixed Income Funds/Exchange Traded Funds (0.6%)
82,771	Aberdeen Asia-Pacific Income Fund, Inc.	403,922
79,271	MFS Intermediate Income Trust	328,975
63,832	Templeton Global Income Fund	412,355
4,420	Vanguard Short-Term Corporate Bond ETF	350,506
30,575	Western Asset Emerging Markets Debt Fund, Inc.	475,441
48,354	Western Asset High Income Opportunity Fund, Inc.	245,155

	Total	2,216,354

	Total Registered Investment Companies (cost $19,782,326)	20,757,810

	Preferred Stock (1.3%)
Consumer Staples (0.4%)
3,187	Bunge, Ltd., Convertible, 4.875%[n]	331,575
12,800	CHS, Inc., 7.100%[b,n]	350,208

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

BALANCED INCOME PULUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (1.3%)	Value
Consumer Staples (0.4%) - continued
6,838	Henkel AG & Company KGaA, 1.620%	$902,993

	Total	1,584,776

Energy (0.1%)
2,932	Alpha Natural Resources, Inc., 0.000%[i]	67,436
2,932	ANR Holdings, Inc., 0.000%[i]	18,325
9,950	NuStar Logistics, LP, 7.625%[b]	248,750

	Total	334,511

Financials (0.7%)
3,174	Agribank FCB, 6.875%[b,n]	347,553
13,915	Citigroup, Inc., 6.875%[b,n]	396,995
2,485	CoBank ACB, 6.250%*,b,n	269,001
8,620	Countrywide Capital V, 7.000%	227,740
6,957	Federal National Mortgage Association, 0.000%[i,n]	61,222
13,000	GMAC Capital Trust I, 7.201%[b]	337,350
6,500	Goldman Sachs Group, Inc., 5.500%[b,n]	172,315
5,800	Morgan Stanley, 7.125%[b,n]	167,968
8,640	U.S. Bancorp, 6.500%[b,n]	243,821
420	Wells Fargo & Company, Convertible, 7.500%[n]	550,196

	Total	2,774,161

Health Care (<0.1%)
3,235	Becton Dickinson and Company, Convertible, 6.125%	187,306

	Total	187,306

Industrials (0.1%)
1,710	Stanley Black & Decker, Inc., Convertible, 5.375%	209,903

	Total	209,903

	Total Preferred Stock (cost $4,762,342)	5,090,657

	Collateral Held for Securities Loaned (1.3%)
5,087,700	Thrivent Cash Management Trust	5,087,700

	Total Collateral Held for Securities Loaned (cost $5,087,700)	5,087,700

Shares or Principal Amount	Short-Term Investments (8.6%)
	Federal Home Loan Bank Discount Notes
300,000	1.180%, 1/10/2018[o,p]	299,914
100,000	1.300%, 2/14/2018[o,p]	99,842
200,000	1.300%, 2/16/2018[o,p]	199,670
	Thrivent Core Short-Term Reserve Fund
3,418,094	1.510%	$34,180,938

	Total Short-Term Investments (cost $34,780,359)	34,780,364

	Total Investments (cost $397,997,462) 108.4%	$435,790,597

	Other Assets and Liabilities, Net (8.4%)	(33,776,975)

	Total Net Assets 100.0%	$402,013,622

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Non-income producing security.
j	All or a portion of the security is on loan.
k	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $22,271,147 or 5.5% of total net assets.
l	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
m	All or a portion of the security is insured or guaranteed.
n	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Portfolio as of December 31, 2017 was $7,041,414 or 1.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$314,730
ALM XI Ltd., 10/17/2026	4/28/2017	375,000
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	37,156
Apidos CLO XVIII, 7/22/2026	4/4/2017	225,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	525,129
CLUB Credit Trust, 4/17/2023	6/14/2017	299,999
CoBank ACB, 6.250%, 10/1/2022	1/15/2016	257,508
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	317,409
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	119,457
Digicel, Ltd., 4/15/2021	8/19/2013	254,429
Foundation Finance Trust, 7/15/2033	12/6/2017	449,935
GCAT, LLC, 3/25/2047	3/22/2017	123,727
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	500,000
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	7,517
NRZ Advance Receivables Trust
Advance Receivables Backed, 6/15/2049	6/23/2016	225,500
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	386,554
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	350,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	460,656
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	286,567
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	232,465
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	442,270
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	63,804
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	49,060
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	425,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	378,182

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$4,953,810

Total lending	$4,953,810
Gross amount payable upon return of collateral for securities loaned	$5,087,700

Net amounts due to counterparty	$133,890

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
PIK	- Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	- Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.7%)[a]	Value
Basic Materials (1.0%)
	Arch Coal, Inc., Term Loan
$547,243	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$550,800
	Big River Steel, LLC, Term Loan
563,588	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	567,814
	Chemours Company, Term Loan
422,654	4.070%, (LIBOR 1M + 2.500%), 5/12/2022[b]	425,647
	CONSOL Mining Corporation, Term Loan
550,000	7.470%, (LIBOR 3M + 6.000%), 10/30/2022[b]	555,957
	Contura Energy, Inc., Term Loan
952,988	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	938,693
	Ineos Finance, LLC, Term Loan
1,755,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,755,000
	Peabody Energy Corporation, Term Loan
608,990	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	616,792
	Tronox Finance, LLC, Term Loan
879,070	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	884,089
380,930	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	383,105

	Total	6,677,897

Capital Goods (0.8%)
	Advanced Disposal Services, Inc., Term Loan
518,668	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	519,596
	Berry Plastics Corporation, Term Loan
467,644	3.682%, (LIBOR 1M + 2.250%), 1/19/2024[b]	469,398
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,437,973	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	1,435,572
	Navistar, Inc., Term Loan
1,025,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[b]	1,027,880
	Reynolds Group Holdings, Inc., Term Loan
444,386	4.319%, (LIBOR 1M + 2.750%), 2/5/2023[b]	446,231
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,680,849	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	1,679,453

	Total	5,578,130

Communications Services (3.9%)
	Altice Financing SA, Term Loan
492,525	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	481,793
	Altice US Finance I Corporation, Term Loan
616,900	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[b]	613,945
	Atlantic Broadband Penn, LLC, Term Loan
103,209	3.850%, (LIBOR 1M + 2.500%), 11/30/2019[b]	103,123
	Cengage Learning Acquisitions, Term Loan
1,161,734	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,106,552
	CenturyLink, Inc., Term Loan
1,170,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,127,225
	Charter Communications Operating, LLC, Term Loan
1,015,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[b,d,e]	1,015,365
	Coral-US Co-Borrower, LLC, Term Loan
2,355,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	2,356,107
	CSC Holdings, LLC, Term Loan
820,875	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[b]	817,025
	Frontier Communications Corporation, Term Loan
1,039,775	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	995,585
	Gray Television, Inc., Term Loan
495,000	3.611%, (LIBOR 1M + 2.250%), 2/7/2024[b]	497,475
	Hargray Merger Subsidiary Corporation, Term Loan
632,423	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	633,372
	IMG Worldwide, Inc., Term Loan
266,667	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	266,667
	Intelsat Jackson Holdings SA, Term Loan
810,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023[b,d,e]	792,350
	Level 3 Financing, Inc., Term Loan
1,600,000	3.696%, (LIBOR 3M + 2.250%), 2/22/2024[b]	1,600,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,235,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	1,194,862
245,000	8.109%, (LIBOR 3M + 3.750%), 7/7/2023[b,c]	222,950
	McGraw-Hill Global Education Holdings, LLC, Term Loan
985,000	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	981,720
	Mediacom Illinois, LLC, Term Loan
436,700	3.740%, (LIBOR 1W + 2.250%), 2/15/2024[b]	438,067
	NEP/NCP Holdco, Inc., Term Loan
1,240,553	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	1,242,103

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.7%)[a]	Value
Communications Services (3.9%) - continued
	New LightSquared, Term Loan
$280,293	20.531%, PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	$259,621
	Raycom TV Broadcasting, LLC, Term Loan
783,037	4.319%, (LIBOR 1M + 2.750%), 8/18/2024[b]	788,910
	SBA Senior Finance II, LLC, Term Loan
458,375	3.820%, (LIBOR 1M + 2.250%), 3/24/2021[b]	459,393
87,750	3.820%, (LIBOR 1M + 2.250%), 6/10/2022[b]	87,933
	SFR Group SA, Term Loan
447,750	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	426,930
	Sinclair Television Group, Inc., Term Loan
1,760,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	1,756,709
	Sprint Communications, Inc., Term Loan
1,806,350	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,804,995
	TNS, Inc., Term Loan
767,703	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	768,501
	Unitymedia Finance, LLC, Term Loan
960,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[b,d,e]	957,331
	Univision Communications, Inc., Term Loan
865,934	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	862,565
	Virgin Media Bristol, LLC, Term Loan
1,275,000	3.977%, (LIBOR 1M + 2.500%), 1/31/2026[b]	1,274,209
	WideOpenWest Finance, LLC, Term Loan
771,067	4.751%, (LIBOR 1M + 3.250%), 8/6/2023[b]	763,118

	Total	26,696,501

Consumer Cyclical (1.6%)
	Amaya Holdings BV, Term Loan
1,301,693	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	1,308,202
	Boyd Gaming Corporation, Term Loan
383,991	3.975%, (LIBOR 1W + 2.500%), 9/15/2023[b]	385,911
	Ceridian HCM Holding, Inc., Term Loan
272,100	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	272,666
	Eldorado Resorts, Inc., Term Loan
277,128	3.769%, (LIBOR 1M + 2.250%), 4/17/2024[b]	277,128
	Four Seasons Hotels, Ltd., Term Loan
893,233	4.069%, (LIBOR 1M + 2.500%), 11/30/2023[b]	897,842
	Golden Entertainment, Inc., Term Loan
1,425,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[b]	1,426,183
225,000	8.510%, (LIBOR 1M + 7.000%), 8/15/2025[b]	226,406
	Golden Nugget, Inc., Term Loan
1,139,228	4.770%, (LIBOR 1M + 3.250%), 10/4/2023[b]	1,147,066
	KAR Auction Services, Inc., Term Loan
332,483	4.250%, (LIBOR 3M + 2.500%), 3/9/2023[b]	334,145
	Michaels Stores, Inc., Term Loan
546,832	4.288%, (LIBOR 1M + 2.750%), 1/28/2023[b]	546,635
	Mohegan Tribal Gaming Authority, Term Loan
1,213,308	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,222,602
	Scientific Games International, Inc., Term Loan
2,244,375	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	2,261,208
	Seminole Hard Rock Entertainment, Inc., Term Loan
304,364	4.443%, (LIBOR 3M + 2.750%), 5/14/2020[b]	305,886

	Total	10,611,880

Consumer Non-Cyclical (2.0%)
	Air Medical Group Holdings, Inc., Term Loan
2,102,449	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	2,100,872
245,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[b,d,e]	245,461
	Albertson’s, LLC, Term Loan
314,211	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,d,e]	307,675
708,208	4.675%, (LIBOR 3M + 3.000%), 12/21/2022[b]	693,237
959,660	4.462%, (LIBOR 3M + 3.000%), 6/22/2023[b]	938,864
	Burlington Coat Factory Warehouse Corporation, Term Loan
982,538	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	983,157
	CHS/Community Health Systems, Inc., Term Loan
93,667	4.229%, (LIBOR 3M + 2.750%), 12/31/2019[b]	90,590
824,641	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	785,866
	Endo Luxembourg Finance Company I SARL., Term Loan
676,600	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	679,983
	Grifols Worldwide Operations USA, Inc., Term Loan
754,300	3.739%, (LIBOR 1W + 2.250%), 1/23/2025[b]	755,447

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.7%)[a]	Value
Consumer Non-Cyclical (2.0%) - continued
	JBS USA LUX SA, Term Loan
$1,707,100	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	$1,675,945
	Libbey Glass, Inc., Term Loan
268,783	4.432%, (LIBOR 1M + 3.000%), 4/9/2021[b]	257,696
	MPH Acquisition Holdings, LLC, Term Loan
815,632	4.693%, (LIBOR 3M + 3.000%), 6/7/2023[b]	816,766
	Ortho-Clinical Diagnostics, Inc., Term Loan
983,374	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	984,879
	Revlon Consumer Products Corporation, Term Loan
704,648	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	521,658
	Valeant Pharmaceuticals International, Inc., Term Loan
1,594,158	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	1,615,711

	Total	13,453,807

Energy (0.7%)
	Calpine Corporation, Term Loan
805,000	0.000%, (LIBOR 3M + 2.500%), 1/15/2024[b,d,e]	803,414
	Houston Fuel Oil Terminal, LLC, Term Loan
1,051,771	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	1,060,974
	MEG Energy Corporation, Term Loan
486,325	5.200%, (LIBOR 3M + 3.500%), 12/31/2023[b]	486,461
	MRC Global US, Inc., Term Loan
405,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	408,293
	Pacific Drilling SA, Term Loan
574,500	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,g,h]	228,076
	Radiate Holdco, LLC, Term Loan
2,120,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	2,102,213

	Total	5,089,431

Financials (0.9%)
	ASP AMC Merger Sub, Inc., Term Loan
1,450,573	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	1,447,397
	Avolon TLB Borrower 1 US, LLC, Term Loan
1,198,975	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[b]	1,189,347
	Colorado Buyer, Inc., Term Loan
218,900	4.380%, (LIBOR 3M + 3.000%), 5/1/2024[b]	220,132
135,000	8.630%, (LIBOR 3M + 7.250%), 5/1/2025[b]	136,181
	Delos Finance SARL, Term Loan
490,000	3.693%, (LIBOR 3M + 2.000%), 10/6/2023[b]	493,499
	Digicel International Finance, Ltd., Term Loan
438,900	5.310%, (LIBOR 3M + 3.750%), 5/10/2024[b]	440,546
	DJO Finance, LLC, Term Loan
293,250	4.701%, (LIBOR 3M + 3.250%), 6/7/2020[b]	288,904
	Gartner, Inc., Term Loan
198,500	3.569%, (LIBOR 1M + 2.000%), 4/5/2024[b]	198,996
	MoneyGram International, Inc., Term Loan
821,857	4.943%, (LIBOR 3M + 3.250%), 3/28/2020[b]	820,057
	TransUnion, LLC, Term Loan
847,875	3.569%, (LIBOR 1M + 2.000%), 4/9/2023[b]	850,741

	Total	6,085,800

Technology (1.1%)
	First Data Corporation, Term Loan
2,150,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[b]	2,150,387
	Harland Clarke Holdings Corporation, Term Loan
1,250,577	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	1,254,742
	Micron Technology, Inc., Term Loan
523,671	3.390%, (LIBOR 3M + 2.000%), 4/26/2022[b]	528,085
	Rackspace Hosting, Inc., Term Loan
1,184,574	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	1,183,259
	Syniverse Holdings, Inc., Term Loan
700,000	4.569%, (LIBOR 1M + 3.000%), 4/23/2019[b]	687,169
	Western Digital Corporation, Term Loan
1,581,037	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	1,586,176

	Total	7,389,818

Transportation (0.4%)
	Arctic LNG Carriers, Ltd., Term Loan
1,636,775	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	1,648,036
	OSG Bulk Ships, Inc., Term Loan
227,652	5.650%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	219,115
	XPO Logistics, Inc., Term Loan
765,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	769,055

	Total	2,636,206

Utilities (0.3%)
	EnergySolutions, LLC, Term Loan
385,000	6.450%, (LIBOR 3M + 4.750%), 5/29/2020[b,c]	388,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.7%)[a]	Value
Utilities (0.3%) - continued
	HD Supply Waterworks, Term Loan
$645,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024[b]	$649,438
	Intergen NV, Term Loan
445,339	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	445,152
	Talen Energy Supply, LLC, Term Loan
530,715	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	533,920

	Total	2,017,360

	Total Bank Loans (cost $86,661,194)	86,236,830

	Long-Term Fixed Income (46.1%)
Asset-Backed Securities (3.8%)
	ALM XI Ltd.
1,100,000	4.603%, (LIBOR 3M + 3.250%), 10/17/2026, Ser. 2014-11A, Class CR*,b	1,105,210
	Apidos CLO XVIII
650,000	4.613%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,b	651,787
	Asset Backed Securities Corporation Home Equity Loan Trust
502,327	1.692%, (LIBOR 1M + 0.140%), 7/25/2036, Ser. 2006-HE5, Class A4[b]	491,570
435,111	1.712%, (LIBOR 1M + 0.160%), 11/25/2036, Ser. 2006-HE6, Class A4[b]	427,665
	BlueMountain CLO, Ltd.
1,400,000	4.559%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,b	1,406,590
	CLUB Credit Trust
825,000	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	826,269
	Foundation Finance Trust
1,225,000	3.300%, 7/15/2033, Ser. 2017-A, Class A3*	1,223,448
	GSAA Home Equity Trust
987,092	1.822%, (LIBOR 1M + 0.270%), 7/25/2037, Ser. 2007-7, Class A4[b]	939,209
	J.P. Morgan Mortgage Acquisition Trust
1,253,413	4.410%, 3/25/2047, Ser. 2007-HE1, Class AF4[i]	918,802
	Lehman XS Trust
923,882	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bi	802,806
	Lendmark Funding Trust
1,600,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Aj	1,596,011
	Madison Park Funding XIV, Ltd.
1,450,000	4.613%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,b	1,452,149
	Mariner Finance Issuance Trust
1,000,000	3.620%, 2/20/2029, Ser. 2017-AA, Class A*	1,005,465
	Merrill Lynch Mortgage Investors Trust
947,776	3.164%, 6/25/2035, Ser. 2005-A5, Class M1[b]	839,943
	Murray Hill Marketplace Trust
22,551	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	22,584
	NRZ Advance Receivables Trust Advance Receivables Backed
650,000	2.751%, 6/15/2049, Ser. 2016-T1, Class AT1*	643,072
	Oak Hill Advisors Residential Loan Trust
1,159,661	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,i	1,157,931
	Octagon Investment Partners XX, Ltd.
975,000	4.963%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	980,097
	Preston Ridge Partners Mortgage Trust, LLC
730,605	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,i	731,009
	Pretium Mortgage Credit Partners, LLC
1,277,000	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[i,j]	1,278,057
	Renaissance Home Equity Loan Trust
312,955	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[i]	229,205
878,154	5.797%, 8/25/2036, Ser. 2006-2, Class AF3[i]	565,322
	SoFi Consumer Loan Program, LLC
745,764	3.050%, 12/26/2025, Ser. 2016-3, Class Aj	749,580
191,107	3.280%, 1/26/2026, Ser. 2017-1, Class Aj	193,009
	Upstart Securitization Trust
1,500,000	2.508%, 3/20/2025, Ser. 2107-INV1, Class Aj	1,498,638
	Vericrest Opportunity Loan Transferee
879,270	3.250%, 4/25/2059, Ser. 2017-NPL7, Class A1[i,j]	880,778
405,910	3.500%, 6/26/2045, Ser. 2015-NPL8, Class A1[i,j]	406,218
547,906	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[i,j]	548,653
717,565	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[i,j]	720,393
	Voya CLO 4, Ltd.
1,225,000	4.359%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,b	1,227,624

	Total	25,519,094

Basic Materials (1.4%)
	Alcoa Nederland Holding BV
735,000	6.750%, 9/30/2024[j]	801,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Basic Materials (1.4%) - continued
	Anglo American Capital plc
$216,000	4.125%, 9/27/2022[j]	$223,242
775,000	4.750%, 4/10/2027[j]	810,908
	ArcelorMittal SA
730,000	6.000%, 3/1/2021	788,400
	BWAY Holding Company
760,000	5.500%, 4/15/2024[j]	790,400
	CF Industries, Inc.
860,000	3.450%, 6/1/2023	848,175
	Dow Chemical Company
64,000	8.550%, 5/15/2019	69,318
	EI du Pont de Nemours & Company
216,000	2.200%, 5/1/2020	215,796
	First Quantum Minerals, Ltd.
322,000	7.000%, 2/15/2021[j]	334,075
	FMG Resources Property, Ltd.
795,000	5.125%, 5/15/2024[j,k]	804,938
	Kinross Gold Corporation
108,000	5.125%, 9/1/2021	112,590
	LyondellBasell Industries NV
64,000	5.000%, 4/15/2019	65,706
	Packaging Corporation of America
164,000	2.450%, 12/15/2020	164,218
	Peabody Securities Finance Corporation
745,000	6.375%, 3/31/2025[j]	774,800
	Platform Specialty Products Corporation
545,000	5.875%, 12/1/2025[j]	540,913
	RPM International, Inc., Convertible
112,000	2.250%, 12/15/2020	129,290
	Sherwin-Williams Company
216,000	2.250%, 5/15/2020	215,263
	Steel Dynamics, Inc.
645,000	5.000%, 12/15/2026	682,087
	Trinseo Materials Operating SCA
820,000	5.375%, 9/1/2025[j]	848,700
	Vale Overseas, Ltd.
188,000	5.875%, 6/10/2021	204,732
	Xstrata Finance Canada, Ltd.
163,000	4.950%, 11/15/2021[j]	173,925

	Total	9,598,626

Capital Goods (1.8%)
	AECOM
1,105,000	5.875%, 10/15/2024	1,196,936
	Ashtead Capital, Inc.
670,000	4.125%, 8/15/2025[j]	676,700
	Bombardier, Inc.
725,000	7.500%, 3/15/2025[j]	730,438
	Building Materials Corporation of America
785,000	6.000%, 10/15/2025[j]	837,988
	Caterpillar Financial Services Corporation
161,000	1.850%, 9/4/2020	159,109
	Cemex SAB de CV
775,000	5.700%, 1/11/2025[j]	817,625
	Cintas Corporation No. 2
162,000	2.900%, 4/1/2022	163,431
	CNH Industrial Capital, LLC
965,000	4.375%, 11/6/2020	1,001,188
165,000	4.875%, 4/1/2021	173,250
	Crown Americas Capital Corporation IV
730,000	4.500%, 1/15/2023	740,950
	Crown Cork & Seal Company, Inc.
410,000	7.375%, 12/15/2026	477,650
	General Electric Company
120,000	5.000%, 1/21/2021[b,l]	123,672
	Ingersoll-Rand Luxembourg Finance SA
190,000	2.625%, 5/1/2020	189,937
	L3 Technologies, Inc.
280,000	4.950%, 2/15/2021	296,522
	Lockheed Martin Corporation
70,000	2.500%, 11/23/2020	70,442
	Owens-Brockway Glass Container, Inc.
980,000	5.000%, 1/15/2022[j]	1,014,300
	Reynolds Group Issuer, Inc.
1,125,000	5.125%, 7/15/2023[j]	1,164,375
	Rockwell Collins, Inc.
162,000	1.950%, 7/15/2019	161,154
	Roper Technologies, Inc.
270,000	2.800%, 12/15/2021	270,445
	Standard Industries, Inc.
185,000	5.500%, 2/15/2023[j]	192,863
	Textron Financial Corporation
750,000	3.151%, (LIBOR 3M + 1.735%), 2/15/2042[b,j]	661,875
	Textron, Inc.
137,000	7.250%, 10/1/2019	147,935
	United Rentals North America, Inc.
780,000	5.500%, 7/15/2025	826,800

	Total	12,095,585

Collateralized Mortgage Obligations (8.7%)
	Adjustable Rate Mortgage Trust
715,759	3.660%, 11/25/2035, Ser. 2005-9, Class 1A4[b]	641,335
	AJAX Mortgage Loan Trust
854,362	3.470%, 4/25/2057, Ser. 2017-A, Class A*,i	855,508
	Alternative Loan Trust
711,205	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	606,938
	American Home Mortgage Assets Trust
1,187,095	1.742%, (LIBOR 1M + 0.190%), 12/25/2046, Ser. 2006-6, Class A1Ab	995,060
1,146,409	1.742%, (LIBOR 1M + 0.190%), 6/25/2047, Ser. 2007-5, Class A1[b]	923,589
	American Home Mortgage Investment Trust
1,328,420	6.750%, 12/25/2036, Ser. 2006-3, Class 3A2	625,315
	Angel Oak Mortgage Trust
114,184	4.500%, 11/25/2045, Ser. 2015-1, Class A*,i	113,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Collateralized Mortgage Obligations (8.7%) - continued
	Banc of America Alternative Loan Trust
$278,702	2.052%, (LIBOR 1M + 0.500%), 4/25/2035, Ser. 2005-3, Class 1CB1[b]	$246,120
657,821	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	592,078
	Banc of America Funding Corporation
208,398	3.721%, 5/20/2036, Ser. 2006-D, Class 6A1[b]	191,417
	BCAP, LLC Trust
878,287	1.732%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[b]	837,973
	Bear Stearns Adjustable Rate Mortgage Trust
136,742	3.520%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	139,234
166,440	3.546%, 2/25/2036, Ser. 2005-12, Class 11A1[b]	156,400
	Bear Stearns Alt-A Trust
908,248	4.564%, 7/25/2035, Ser. 2005-5, Class 25A1[b]	748,536
	Citicorp Mortgage Securities Trust
227,112	6.000%, 5/25/2037, Ser. 2007-4, Class 1A5	222,764
	Citigroup Mortgage Loan Trust, Inc.
240,462	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	239,547
436,623	3.613%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	365,566
	CitiMortgage Alternative Loan Trust
332,320	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	313,570
	COLT Mortgage Loan Trust
415,759	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	421,159
	Countrywide Alternative Loan Trust
161,246	1.952%, (LIBOR 1M + 0.400%), 2/25/2035, Ser. 2005-J1, Class 5A1[b]	153,804
503,141	3.309%, 10/25/2035, Ser. 2005-43, Class 1A1[b]	490,146
355,060	3.376%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	313,402
260,698	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	245,052
154,412	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	129,726
400,849	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	269,335
119,589	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	116,230
549,731	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	458,452
	Countrywide Home Loan Mortgage Pass Through Trust
755,184	3.448%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	661,316
259,667	3.371%, 2/20/2036, Ser. 2005-HY10, Class 5A1[b]	224,964
	CSMC Mortgage-Backed Trust
629,306	5.500%, 3/25/2037, Ser. 2007-2, Class 3A4	574,300
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
208,794	1.752%, (LIBOR 1M + 0.200%), 11/25/2035, Ser. 2005-5, Class 2A1[b]	136,371
414,056	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	425,181
661,192	1.833%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	610,334
1,034,864	1.772%, (LIBOR 1M + 0.220%), 8/25/2047, Ser. 2007-OA5, Class A1Bb	968,855
	Federal Home Loan Mortgage Corporation
3,464,152	2.500%, 12/15/2022, Ser. 4155, Class AIm	160,341
1,272,011	2.500%, 5/15/2027, Ser. 4106, Class HIm	86,479
1,589,491	2.500%, 2/15/2028, Ser. 4162, Class AIm	126,854
4,823,645	2.500%, 3/15/2028, Ser. 4177, Class EIm	398,262
2,392,221	3.000%, 4/15/2028, Ser. 4193, Class AIm	209,209
2,276,781	3.000%, 2/15/2033, Ser. 4170, Class IGm	261,890
	Federal National Mortgage Association
2,093,070	2.500%, 2/25/2028, Ser. 2013-46, Class CIm	144,061
1,684,334	3.000%, 4/25/2028, Ser. 2013-30, Class DIm	163,272
2,004,742	3.500%, 1/25/2033, Ser. 2012-150, Class YIm	258,318
	First Horizon Alternative Mortgage Securities Trust
545,202	3.218%, 3/25/2035, Ser. 2005-AA2, Class 1A1[b]	526,353
588,714	3.328%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	576,475
588,688	6.000%, (LIBOR 1M + 1.000%), 8/25/2036, Ser. 2006-FA4, Class 1A4[b]	487,511
	First Horizon Mortgage Pass-Through Trust
516,139	3.443%, 8/25/2037, Ser. 2007-AR2, Class 1A2[b]	444,940
	GCAT, LLC
357,293	3.375%, 3/25/2047, Ser. 2017-1, Class A1*,i	357,064
	GMAC Mortgage Corporation Loan Trust
929,944	3.743%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	883,491
	Government National Mortgage Association
1,745,572	4.000%, 1/16/2027, Ser. 2012-3, Class IOm	161,766

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Collateralized Mortgage Obligations (8.7%) - continued
	Greenpoint Mortgage Funding Trust
$517,581	1.752%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	$448,099
	HarborView Mortgage Loan Trust
1,008,598	3.591%, 7/19/2035, Ser. 2005-4, Class 3A1[b]	889,375
	Impac Secured Assets Trust
1,505,757	1.792%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	1,248,722
	IndyMac IMJA Mortgage Loan Trust
598,517	6.250%, 11/25/2037, Ser. 2007-A3, Class A1	485,835
	IndyMac INDX Mortgage Loan Trust
752,099	3.326%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	696,654
662,353	2.192%, (LIBOR 1M + 0.640%), 7/25/2045, Ser. 2005-16IP, Class A1[b]	637,795
	J.P. Morgan Alternative Loan Trust
784,327	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	697,933
	J.P. Morgan Mortgage Trust
157,216	6.500%, 1/25/2035, Ser. 2005-S1, Class 1A2	168,617
496,021	3.583%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	494,352
783,097	3.494%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	738,966
734,553	3.588%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	679,070
567,100	1.932%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	342,928
379,621	3.554%, 1/25/2037, Ser. 2006-A7, Class 2A2[b]	382,033
320,945	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	212,943
	Lehman Mortgage Trust
306,545	2.302%, (LIBOR 1M + 0.750%), 12/25/2035, Ser. 2005-2, Class 3A1[b]	240,666
	Master Asset Securitization Trust
425,362	2.052%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	214,113
	MASTR Alternative Loans Trust
155,531	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	157,034
326,860	2.002%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	160,237
	Merrill Lynch Alternative Note Asset Trust
480,030	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	402,492
	Mill City Mortgage Loan Trust
1,052,244	2.750%, 11/25/2058, Ser. 2017-1, Class A1[b,j]	1,051,702
	Morgan Stanley Mortgage Loan Trust
330,064	3.550%, 11/25/2035, Ser. 2005-6AR, Class 5A1[b]	264,393
	MortgageIT Trust
561,318	1.812%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	557,715
1,561,194	1.752%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	1,386,238
	New Century Alternative Mortgage Loan Trust
846,962	6.167%, 7/25/2036, Ser. 2006-ALT1, Class AF6[i]	490,177
	Preston Ridge Partners Mortgage Trust, LLC
859,783	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,i	857,209
	Pretium Mortgage Credit Partners, LLC
901,831	3.500%, 4/29/2032, Ser. 2017-NPL1, Class A1*,i	903,232
	RCO 2017-INV1 Trust
1,474,257	3.197%, 11/25/2052, Ser. 2014-3A, Class A1R*,b	1,474,254
	Residential Accredit Loans, Inc. Trust
1,120,446	4.290%, 9/25/2035, Ser. 2005-QA10, Class A31[b]	941,915
446,166	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	434,536
676,354	6.000%, 4/25/2036, Ser. 2006-QS4, Class A2	613,857
1,265,853	2.102%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	989,807
543,270	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	503,916
939,492	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	877,509
575,695	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	550,230
240,611	6.000%, 6/25/2037, Ser. 2007-QS8, Class A10	218,018
994,779	1.742%, (LIBOR 1M + 0.190%), 7/25/2037, Ser. 2007-QH6, Class A1[b]	934,507
	Residential Asset Securitization Trust
646,071	6.231%, 8/25/2022, Ser. 2007-A8, Class 3A1[b]	553,375
363,894	5.500%, 4/25/2035, Ser. 2005-A1, Class A3	373,727
735,274	1.932%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	185,274
	Residential Funding Mortgage Security I Trust
546,093	5.750%, 2/25/2036, Ser. 2006-S2, Class A1	519,710
649,211	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	613,691
	Sequoia Mortgage Trust
1,325,680	3.559%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	1,101,156

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Collateralized Mortgage Obligations (8.7%) - continued
	Structured Adjustable Rate Mortgage Loan Trust
$50,302	3.642%, 12/25/2034, Ser. 2004-18, Class 5Ab	$49,716
467,486	3.582%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	407,154
257,600	3.712%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	209,171
	Structured Asset Mortgage Investments, Inc.
1,155,236	1.862%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	1,037,949
	Sunset Mortgage Loan Company, LLC
294,363	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,i	294,349
653,696	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,i	650,977
191,413	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,i	191,471
	Suntrust Alternative Loan Trust
505,478	5.750%, 12/25/2035, Ser. 2005-1F, Class 2A5	494,223
	WaMu Mortgage Pass Through Certificates
794,359	3.171%, 8/25/2036, Ser. 2006-AR8, Class 3A2[b]	753,878
936,749	2.673%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	861,381
77,419	3.249%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	72,815
1,204,416	2.023%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	1,088,485
1,182,948	1.943%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	1,059,665
1,107,154	1.822%, (12 MTA + 0.820%), 12/25/2046, Ser. 2006-AR17, Class 1Ab	999,086
436,263	1.987%, (COF 11 + 1.250%), 3/25/2047, Ser. 2007-OA2, Class 2Ab	378,415
	Washington Mutual Mortgage Pass Through Certificates
350,097	2.152%, (LIBOR 1M + 0.600%), 6/25/2035, Ser. 2005-4, Class 5A5[b]	299,610
591,703	6.000%, 11/25/2035, Ser. 2005-10, Class 2A9	556,061
836,037	7.000%, 4/25/2037, Ser. 2007-2, Class 1A1	497,988
418,829	1.983%, (12 MTA + 0.920%), 9/25/2046, Ser. 2006-AR11, Class 3A1Ab	385,309
	Washington Mutual Mortgage Pass Through Certificates Trust
789,433	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	638,694
859,827	1.813%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	694,786
	Wells Fargo Mortgage Backed Securities Trust
730,810	3.376%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	725,729
209,405	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	210,034
294,661	6.000%, 11/25/2037, Ser. 2007-15, Class A1	292,823

	Total	58,803,213

Communications Services (3.1%)
	Altice US Finance I Corporation
725,000	5.500%, 5/15/2026[j]	738,594
	AMC Networks, Inc.
1,080,000	5.000%, 4/1/2024	1,093,500
	American Tower Corporation
60,000	2.800%, 6/1/2020	60,370
98,000	3.450%, 9/15/2021	100,154
	AT&T, Inc.
104,000	5.875%, 10/1/2019	110,176
108,000	5.200%, 3/15/2020	114,152
65,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b]	65,776
324,000	2.850%, 2/14/2023	325,238
	British Sky Broadcasting Group plc
110,000	3.125%, 11/26/2022[j]	110,622
	CCO Holdings, LLC
1,000,000	5.875%, 4/1/2024[j]	1,042,500
	CenturyLink, Inc.
400,000	6.450%, 6/15/2021	404,000
	Charter Communications Operating, LLC
245,000	3.579%, 7/23/2020	249,551
35,000	4.464%, 7/23/2022	36,513
	Clear Channel Worldwide Holdings, Inc.
1,070,000	6.500%, 11/15/2022	1,087,387
	Comcast Corporation
216,000	1.625%, 1/15/2022	208,855
	Crown Castle International Corporation
140,000	3.400%, 2/15/2021	142,961
800,000	5.250%, 1/15/2023	875,837
	CSC Holdings, LLC
80,000	5.500%, 4/15/2027[j]	81,600
	Digicel, Ltd.
760,000	6.000%, 4/15/2021*	748,022
	Discovery Communications, LLC
108,000	2.200%, 9/20/2019	107,489
216,000	2.950%, 3/20/2023	213,739
	DISH Network Corporation, Convertible
929,000	3.375%, 8/15/2026	1,010,868
	Intelsat Jackson Holdings SA
1,165,000	8.000%, 2/15/2024[j]	1,226,163
	Level 3 Communications, Inc.
475,000	5.375%, 1/15/2024	474,406
	Level 3 Financing, Inc.
280,000	5.375%, 5/1/2025	279,650
435,000	5.250%, 3/15/2026	426,974

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Communications Services (3.1%) - continued
	Liberty Interactive, LLC, Convertible
$791,000	1.750%, 9/30/2046[j]	$913,111
	Liberty Media Corporation, Convertible
736,000	1.000%, 1/30/2023[j]	821,560
	Moody’s Corporation
108,000	2.750%, 12/15/2021	108,123
	Neptune Finco Corporation
512,000	10.875%, 10/15/2025[j]	608,000
	Netflix, Inc.
905,000	4.875%, 4/15/2028[j]	886,900
	Nexstar Escrow Corporation
1,210,000	5.625%, 8/1/2024[j]	1,249,325
	Orange SA
185,000	1.625%, 11/3/2019	182,674
	Quebecor Media, Inc.
635,000	5.750%, 1/15/2023	673,100
	SBA Tower Trust
200,000	3.598%, 4/9/2043[j]	199,907
	SFR Group SA
770,000	6.000%, 5/15/2022[j]	779,625
	Sprint Corporation
760,000	7.625%, 2/15/2025	796,100
	Telefonica Emisiones SAU
126,000	3.192%, 4/27/2018	126,448
	Time Warner, Inc.
108,000	4.875%, 3/15/2020	113,637
	T-Mobile USA, Inc.
770,000	6.125%, 1/15/2022	794,255
	Verizon Communications, Inc.
67,000	2.946%, 3/15/2022	67,400
	Viacom, Inc.
216,000	4.250%, 9/1/2023	220,501
	Virgin Media Secured Finance plc
755,000	5.250%, 1/15/2026[j]	762,550
	Windstream Services, LLC
645,000	8.625%, 10/31/2025[j]	620,813

	Total	21,259,126

Consumer Cyclical (2.8%)
	Alibaba Group Holding, Ltd.
220,000	2.800%, 6/6/2023	219,340
	Allison Transmission, Inc.
1,115,000	5.000%, 10/1/2024[j]	1,149,844
	American Honda Finance Corporation
162,000	2.000%, 2/14/2020	161,161
	BMW US Capital, LLC
145,000	1.500%, 4/11/2019[j]	143,987
	Brookfield Residential Properties, Inc.
730,000	6.125%, 7/1/2022[j]	762,850
	CVS Health Corporation
108,000	2.750%, 12/1/2022	106,374
	D.R. Horton, Inc.
160,000	2.550%, 12/1/2020	159,749
	Delphi Jersey Holdings plc
840,000	5.000%, 10/1/2025[j]	850,500
	Ford Motor Credit Company, LLC
216,000	2.262%, 3/28/2019	215,659
210,000	1.897%, 8/12/2019	208,398
95,000	2.597%, 11/4/2019	95,051
162,000	3.336%, 3/18/2021	164,518
	General Motors Financial Company, Inc.
162,000	2.650%, 4/13/2020	162,025
162,000	4.375%, 9/25/2021	170,388
108,000	3.150%, 6/30/2022	107,902
	Home Depot, Inc.
110,000	2.000%, 4/1/2021	108,905
65,000	2.625%, 6/1/2022	65,355
	Hyundai Capital America
108,000	2.550%, 4/3/2020[j]	107,112
108,000	2.750%, 9/18/2020[j]	107,222
	Jaguar Land Rover Automotive plc
200,000	4.125%, 12/15/2018[j]	202,250
383,000	5.625%, 2/1/2023[j]	392,096
	L Brands, Inc.
570,000	5.625%, 2/15/2022	607,762
	Landry’s, Inc.
740,000	6.750%, 10/15/2024[j]	752,950
	Lennar Corporation
161,000	2.950%, 11/29/2020[j]	159,793
1,180,000	4.500%, 4/30/2024	1,209,854
	Live Nation Entertainment, Inc.
1,110,000	5.375%, 6/15/2022[j]	1,147,463
	McDonald’s Corporation
216,000	2.625%, 1/15/2022	216,419
	MGM Resorts International
775,000	6.000%, 3/15/2023	837,000
	Navistar International Corporation
855,000	6.625%, 11/1/2025[j]	892,090
	New Red Finance, Inc.
800,000	4.250%, 5/15/2024[j]	798,000
	Newell Rubbermaid, Inc.
95,000	3.150%, 4/1/2021	96,054
	Nissan Motor Acceptance Corporation
162,000	2.000%, 3/8/2019[j]	161,595
	Prime Security Services Borrower, LLC
1,020,000	9.250%, 5/15/2023[j]	1,132,200
	PulteGroup, Inc.
1,105,000	4.250%, 3/1/2021	1,138,150
	Ralph Lauren Corporation
70,000	2.625%, 8/18/2020	70,544
	Royal Caribbean Cruises, Ltd.
750,000	5.250%, 11/15/2022	823,513
	Scientific Games International, Inc.
705,000	7.000%, 1/1/2022[j]	742,894
	Six Flags Entertainment Corporation
770,000	4.875%, 7/31/2024[j]	781,550
	Starbucks Corporation
115,000	2.100%, 2/4/2021	114,251
	Toll Brothers Finance Corporation
124,000	4.000%, 12/31/2018	126,015
	Visa, Inc.
70,000	2.200%, 12/14/2020	69,939
	Volkswagen Group of America Finance, LLC
150,000	2.450%, 11/20/2019[j]	149,891

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Consumer Cyclical (2.8%) - continued
	Yum! Brands, Inc.
$1,105,000	5.000%, 6/1/2024[j]	$1,139,531

	Total	18,828,144

Consumer Non-Cyclical (2.3%)
	Abbott Laboratories
216,000	2.550%, 3/15/2022	213,745
162,000	3.400%, 11/30/2023	164,777
	AbbVie, Inc.
216,000	2.500%, 5/14/2020	216,653
108,000	2.900%, 11/6/2022	108,205
	Albertsons Companies, LLC
1,000,000	6.625%, 6/15/2024	955,000
	Amgen, Inc.
216,000	2.650%, 5/11/2022	215,392
	Anheuser-Busch InBev Finance, Inc.
120,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	123,831
275,000	2.650%, 2/1/2021	276,356
108,000	3.300%, 2/1/2023	110,500
	BAT Capital Corporation
109,000	2.297%, 8/14/2020[j]	108,393
110,000	2.764%, 8/15/2022[j]	109,387
	Bayer U.S. Finance, LLC
220,000	2.375%, 10/8/2019[j]	220,098
	Becton, Dickinson and Company
216,000	3.125%, 11/8/2021	217,797
	Boston Scientific Corporation
35,000	6.000%, 1/15/2020	37,357
	Bunge Limited Finance Corporation
70,000	3.500%, 11/24/2020	71,455
	Cardinal Health, Inc.
110,000	1.948%, 6/14/2019	109,314
110,000	2.616%, 6/15/2022	108,148
	CVS Health Corporation
64,000	2.250%, 12/5/2018	64,081
	Envision Healthcare Corporation
750,000	5.125%, 7/1/2022[j]	727,500
	Express Scripts Holding Company
108,000	4.750%, 11/15/2021	115,054
	Forest Laboratories, LLC
53,000	4.875%, 2/15/2021[j]	56,097
	Gilead Sciences, Inc.
200,000	1.950%, 3/1/2022	195,130
	HCA, Inc.
430,000	5.250%, 6/15/2026	455,800
575,000	4.500%, 2/15/2027	577,875
	J.M. Smucker Company
110,000	2.200%, 12/6/2019	109,830
	JBS USA, LLC
390,000	5.875%, 7/15/2024[j]	376,838
780,000	5.750%, 6/15/2025[j]	750,750
	Kraft Heinz Foods Company
210,000	5.375%, 2/10/2020	222,482
	Kroger Company
110,000	2.800%, 8/1/2022	109,586
	Laboratory Corporation of America Holdings
25,000	2.625%, 2/1/2020	25,064
	Mead Johnson Nutrition Company
70,000	3.000%, 11/15/2020	71,043
	Medtronic Global Holdings SCA
216,000	1.700%, 3/28/2019	215,087
	Molson Coors Brewing Company
185,000	1.450%, 7/15/2019	182,671
	Mondelez International Holdings Netherlands BV
162,000	2.000%, 10/28/2021[j]	157,587
	Mylan NV
216,000	3.150%, 6/15/2021	217,185
	PepsiCo, Inc.
210,000	1.877%, (LIBOR 3M + 0.530%), 10/6/2021[b]	212,851
	Pernod Ricard SA
190,000	5.750%, 4/7/2021[j]	208,530
	Pinnacle Foods, Inc.
500,000	5.875%, 1/15/2024	528,750
	Post Holdings, Inc.
760,000	5.500%, 3/1/2025[j]	786,600
	Reynolds American, Inc.
35,000	3.250%, 6/12/2020	35,561
	Shire Acquisitions Investments Ireland Designated Activity Company
225,000	1.900%, 9/23/2019	222,939
216,000	2.400%, 9/23/2021	212,577
	Simmons Foods, Inc.
840,000	5.750%, 11/1/2024[j]	832,650
	Smithfield Foods, Inc.
162,000	2.700%, 1/31/2020[j]	160,934
	Teleflex, Inc.
725,000	4.875%, 6/1/2026	748,563
	Tenet Healthcare Corporation
1,005,000	8.125%, 4/1/2022	1,022,587
	Teva Pharmaceutical Finance Company BV
108,000	2.950%, 12/18/2022	96,871
	Teva Pharmaceutical Finance IV, LLC
55,000	2.250%, 3/18/2020	53,184
	Teva Pharmaceutical Finance Netherlands III BV
200,000	2.200%, 7/21/2021	182,675
	TreeHouse Foods, Inc.
510,000	4.875%, 3/15/2022	515,737
	Tyson Foods, Inc.
98,000	4.500%, 6/15/2022	104,663
	VPII Escrow Corporation
410,000	7.500%, 7/15/2021[j]	417,687
	VRX Escrow Corporation
800,000	6.125%, 4/15/2025[j]	732,000
	Zoetis, Inc.
161,000	3.450%, 11/13/2020	164,790

	Total	15,236,217

Energy (2.5%)
	Alliance Resource Operating Partners, LP
760,000	7.500%, 5/1/2025[j]	807,500
	Anadarko Petroleum Corporation
77,000	8.700%, 3/15/2019	82,552

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Energy (2.5%) - continued
	Antero Resources Corporation
$260,000	5.125%, 12/1/2022	$265,200
500,000	5.625%, 6/1/2023	520,000
	BP Capital Markets plc
108,000	2.315%, 2/13/2020	108,257
442,000	2.520%, 9/19/2022	439,743
	Buckeye Partners, LP
98,000	2.650%, 11/15/2018	98,283
	Canadian Natural Resources, Ltd.
110,000	2.950%, 1/15/2023	109,492
	Canadian Oil Sands, Ltd.
108,000	9.400%, 9/1/2021[j]	129,113
	Cenovus Energy, Inc.
108,000	3.800%, 9/15/2023	109,063
	Cheniere Energy Partners, LP
840,000	5.250%, 10/1/2025[j]	854,700
	Concho Resources, Inc.
320,000	4.375%, 1/15/2025	332,800
	Continental Resources, Inc.
108,000	5.000%, 9/15/2022	109,620
	Crestwood Midstream Partners, LP
510,000	6.250%, 4/1/2023	529,992
	Enbridge, Inc.
110,000	2.900%, 7/15/2022	109,320
	Encana Corporation
190,000	3.900%, 11/15/2021	195,252
	Energy Transfer Equity, LP
780,000	5.500%, 6/1/2027	795,600
	Energy Transfer Partners, LP
165,000	4.150%, 10/1/2020	170,375
	Enterprise Products Operating, LLC
345,000	5.250%, 8/16/2077[b]	341,550
	EOG Resources, Inc.
180,000	2.625%, 3/15/2023	177,909
	EQT Corporation
62,000	8.125%, 6/1/2019	66,766
110,000	3.000%, 10/1/2022	108,813
	Exxon Mobil Corporation
140,000	1.708%, 3/1/2019	139,662
	Kinder Morgan Energy Partners, LP
216,000	3.450%, 2/15/2023	217,068
	Marathon Oil Corporation
108,000	2.700%, 6/1/2020	108,008
	Marathon Petroleum Corporation
70,000	3.400%, 12/15/2020	71,520
	MEG Energy Corporation
410,000	6.375%, 1/30/2023[j]	348,500
	MPLX, LP
162,000	4.500%, 7/15/2023	171,132
1,010,000	4.875%, 12/1/2024	1,088,441
	Nabors Industries, Inc., Convertible
360,000	0.750%, 1/15/2024[j]	275,850
	ONEOK, Inc.
162,000	7.500%, 9/1/2023	192,791
	Parsley Energy, LLC
360,000	5.625%, 10/15/2027[j]	368,100
	PBF Holding Company, LLC
625,000	7.250%, 6/15/2025	657,031
	Petrobras Global Finance BV
162,000	8.375%, 5/23/2021	184,761
86,000	7.375%, 1/17/2027	94,686
	Petroleos Mexicanos
108,000	6.375%, 2/4/2021	117,396
	Plains All American Pipeline, LP
247,000	5.000%, 2/1/2021	258,814
	Regency Energy Partners, LP
730,000	5.000%, 10/1/2022	778,063
	Sabine Pass Liquefaction, LLC
108,000	6.250%, 3/15/2022	120,151
108,000	5.625%, 4/15/2023	118,550
775,000	5.625%, 3/1/2025	854,651
	Schlumberger Holdings Corporation
70,000	3.000%, 12/21/2020[j]	70,898
	Sinopec Group Overseas Development, Ltd.
210,000	1.750%, 9/29/2019[j]	206,597
	Southwestern Energy Company
840,000	7.500%, 4/1/2026	892,500
	SRC Energy, Inc.
680,000	6.250%, 12/1/2025[j]	695,300
	Sunoco Logistics Partners Operations, LP
70,000	4.400%, 4/1/2021	72,788
	TransCanada Trust
545,000	5.875%, 8/15/2076[b]	589,963
	Weatherford International, Ltd.
735,000	8.250%, 6/15/2023	742,350
	Western Gas Partners, LP
110,000	4.000%, 7/1/2022	112,206
	Whiting Petroleum Corporation, Convertible
562,000	1.250%, 4/1/2020	517,040
	Williams Partners, LP
215,000	4.500%, 11/15/2023	227,344
	WPX Energy, Inc.
335,000	7.500%, 8/1/2020	362,638

	Total	17,116,699

Financials (6.9%)
	ACE INA Holdings, Inc.
70,000	2.875%, 11/3/2022	70,944
	Aegon NV
720,000	2.388%, (USISDA 10Y + 0.100%), 4/15/2018[b,l]	630,230
	AerCap Ireland Capital Designated Activity Company
220,000	3.500%, 1/15/2025	218,022
	AIG Global Funding
220,000	2.150%, 7/2/2020[j]	218,037
	Air Lease Corporation
35,000	2.625%, 9/4/2018	35,103
	Ally Financial, Inc.
600,000	3.750%, 11/18/2019	607,560
350,000	4.125%, 3/30/2020	357,000
	American Express Credit Corporation
108,000	1.715%, (LIBOR 3M + 0.330%), 5/3/2019[b]	108,209
108,000	2.200%, 3/3/2020	107,667
70,000	2.624%, (LIBOR 3M + 1.050%), 9/14/2020[b]	71,249

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Financials (6.9%) - continued
	Banco Bilbao Vizcaya Argentaria SA
$200,000	6.125%, 11/16/2027[b,l]	$206,250
	Banco Santander SA
1,000,000	6.375%, 5/19/2019[b,l]	1,022,210
	Bank of America Corporation
108,000	2.369%, 7/21/2021[b]	107,804
218,000	2.328%, 10/1/2021[b]	217,370
200,000	3.004%, 12/20/2023[b,j]	200,485
243,000	3.419%, 12/20/2028[b,j]	242,977
	Bank of Montreal
185,000	1.500%, 7/18/2019	183,185
163,000	2.100%, 6/15/2020	161,973
	Bank of New York Mellon Corporation
216,000	2.600%, 2/7/2022	216,469
	Bank of Nova Scotia
162,000	2.700%, 3/7/2022	161,979
	Barclays Bank plc
100,000	5.140%, 10/14/2020	105,888
	Barclays plc
210,000	3.200%, 8/10/2021	211,130
	BB&T Corporation
220,000	2.150%, 2/1/2021	217,901
	Berkshire Hathaway Finance Corporation
215,000	1.700%, 3/15/2019	214,288
	Blackstone Mortgage Trust, Inc., Convertible
705,000	5.250%, 12/1/2018	827,494
	BNP Paribas SA
350,000	7.625%, 3/30/2021[b,j,l]	385,000
	BNZ International Funding, Ltd.
250,000	2.554%, (LIBOR 3M + 0.980%), 9/14/2021[b,j]	252,900
	Capital One Financial Corporation
108,000	2.500%, 5/12/2020	107,858
324,000	3.050%, 3/9/2022	326,232
	Capital One NA
210,000	2.400%, 9/5/2019	209,695
	CBOE Holdings, Inc.
165,000	1.950%, 6/28/2019	163,942
	Central Fidelity Capital Trust I
445,000	2.359%, (LIBOR 3M + 1.000%), 4/15/2027[b]	423,863
	CIT Group, Inc.
925,000	5.000%, 8/15/2022	980,500
	Citigroup, Inc.
200,000	2.050%, 6/7/2019	199,402
216,000	2.450%, 1/10/2020	216,089
216,000	2.650%, 10/26/2020	216,707
97,000	2.350%, 8/2/2021	95,933
108,000	2.750%, 4/25/2022	107,768
108,000	2.065%, (LIBOR 3M + 0.690%), 10/27/2022[b]	107,833
	Citizens Bank NA
250,000	2.200%, 5/26/2020	248,240
	CNA Financial Corporation
250,000	5.750%, 8/15/2021	273,707
	Commonwealth Bank of Australia
216,000	2.250%, 3/10/2020[j]	215,322
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
216,000	3.950%, 11/9/2022	225,171
	Credit Agricole SA
108,000	3.375%, 1/10/2022[j]	109,672
270,000	8.125%, 12/23/2025[b,j,l]	323,787
	Credit Suisse Group AG
600,000	7.500%, 12/11/2023[b,j,l]	685,440
	Credit Suisse Group Funding Guernsey, Ltd.
325,000	3.800%, 9/15/2022	335,206
	Credit Suisse Group Funding, Ltd.
216,000	3.125%, 12/10/2020	218,731
	DDR Corporation
162,000	3.500%, 1/15/2021	164,437
	Deutsche Bank AG
108,000	2.700%, 7/13/2020	107,464
324,000	4.250%, 10/14/2021	337,906
	Digital Realty Trust, LP
165,000	2.750%, 2/1/2023	163,526
	Discover Bank
43,000	8.700%, 11/18/2019	47,276
	Fifth Third Bancorp
164,000	2.600%, 6/15/2022	163,025
	First Tennessee Bank NA
635	3.750%, (LIBOR 3M + 0.850%), 1/29/2018[b,j,l]	501,650
	Goldman Sachs Group, Inc.
307,000	7.500%, 2/15/2019	324,426
216,000	5.375%, 5/10/2020[b,l]	221,368
162,000	2.600%, 12/27/2020	161,970
216,000	5.250%, 7/27/2021	234,075
160,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	162,339
216,000	3.000%, 4/26/2022	216,826
108,000	2.545%, (LIBOR 3M + 1.050%), 6/5/2023[b]	108,963
	Goldman Sachs Group, Inc., Convertible
2,450,000	0.500%, 9/24/2022[c]	3,729,831
	Guardian Life Global Funding
200,000	2.000%, 4/26/2021[j]	195,898
	Hartford Financial Services Group, Inc.
106,000	6.000%, 1/15/2019	109,822
	HCP, Inc.
64,000	3.750%, 2/1/2019	64,766
	Hospitality Properties Trust
80,000	4.250%, 2/15/2021	82,729
	HSBC Holdings plc
324,000	3.400%, 3/8/2021	331,129
216,000	6.875%, 6/1/2021[b,l]	232,740
210,000	2.843%, (LIBOR 3M + 1.500%), 1/5/2022[b]	217,110
250,000	6.375%, 9/17/2024[b,l]	266,250
	Huntington Bancshares, Inc.
140,000	3.150%, 3/14/2021	142,189
	Icahn Enterprises, LP
325,000	6.750%, 2/1/2024	333,938
430,000	6.375%, 12/15/2025[j]	430,043

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Financials (6.9%) - continued
	ILFC E-Capital Trust II
$1,560,000	4.620%, (LIBOR 3M + 1.800%), 12/21/2065[b,j]	$1,505,400
	International Lease Finance Corporation
216,000	4.625%, 4/15/2021	227,365
216,000	5.875%, 8/15/2022	239,270
	Intesa Sanpaolo SPA
41,000	3.875%, 1/16/2018	41,027
200,000	3.125%, 7/14/2022[j]	198,532
	Iron Mountain, Inc.
665,000	4.875%, 9/15/2027[j]	665,000
	J.P. Morgan Chase & Company
88,000	6.300%, 4/23/2019	92,639
30,000	2.250%, 1/23/2020	29,978
185,000	4.950%, 3/25/2020	195,452
161,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	161,905
210,000	2.295%, 8/15/2021	208,097
1,050,000	4.625%, 11/1/2022[b,l]	1,026,375
162,000	2.776%, 4/25/2023[b]	162,137
215,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	220,567
	J.P. Morgan Chase Bank NA
250,000	2.265%, (LIBOR 3M + 0.590%), 9/23/2019[b]	251,761
	KeyBank NA
250,000	1.600%, 8/22/2019	247,243
	Liberty Mutual Group, Inc.
25,000	5.000%, 6/1/2021[j]	26,735
525,000	10.750%, 6/15/2058*,b	874,125
	Lincoln National Corporation
185,000	6.250%, 2/15/2020	199,204
	Lloyds Bank plc
1,140,000	1.552%, (LIBOR 6M + 0.100%), 2/28/2018[b,l]	1,015,170
	Lloyds Banking Group plc
215,000	3.000%, 1/11/2022	216,048
800,000	6.413%, 10/1/2035[b,j,l]	922,000
	Macquarie Bank, Ltd.
250,000	6.125%, 3/8/2027[b,j,l]	259,688
	MetLife Capital Trust IV
823,000	7.875%, 12/15/2037[j]	1,096,648
	MetLife, Inc.
95,000	9.250%, 4/8/2038[j]	140,125
	MGIC Investment Corporation, Convertible
505,000	9.000%, 4/1/2063[j]	693,113
	Mitsubishi UFJ Financial Group, Inc.
250,000	2.624%, (LIBOR 3M + 1.060%), 9/13/2021[b]	253,546
108,000	2.998%, 2/22/2022	108,673
	Mizuho Financial Group, Inc.
250,000	2.704%, (LIBOR 3M + 1.140%), 9/13/2021[b]	254,068
	Morgan Stanley
210,000	2.800%, 6/16/2020	211,881
200,000	2.500%, 4/21/2021	199,646
216,000	5.500%, 7/28/2021	236,246
216,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[b]	219,573
108,000	2.750%, 5/19/2022	107,590
64,000	4.875%, 11/1/2022	68,908
	MPT Operating Partnership, LP
510,000	5.500%, 5/1/2024	527,850
	National City Corporation
86,000	6.875%, 5/15/2019	91,172
	New York Life Global Funding
70,000	1.550%, 11/2/2018[j]	69,756
	Nomura Holdings, Inc.
85,000	2.750%, 3/19/2019	85,629
	Park Aerospace Holdings, Ltd.
405,000	5.500%, 2/15/2024[j]	401,963
	PNC Bank NA
216,000	2.450%, 11/5/2020	216,308
	Quicken Loans, Inc.
1,160,000	5.750%, 5/1/2025[j]	1,200,612
	Realty Income Corporation
162,000	5.750%, 1/15/2021	175,397
	Regions Bank
28,000	7.500%, 5/15/2018	28,561
	Regions Financial Corporation
90,000	3.200%, 2/8/2021	91,563
	Reinsurance Group of America, Inc.
162,000	4.700%, 9/15/2023	173,751
	Royal Bank of Canada
216,000	2.125%, 3/2/2020	215,339
	Royal Bank of Scotland Group plc
470,000	7.500%, 8/10/2020[b,l]	497,025
364,000	8.625%, 8/15/2021[b,l]	409,955
230,000	7.648%, 9/30/2031[b,l]	300,150
	Santander UK Group Holdings plc
210,000	2.875%, 8/5/2021	209,486
	Santander UK plc
64,000	3.050%, 8/23/2018	64,438
	Simon Property Group, LP
70,000	2.500%, 9/1/2020	70,249
120,000	2.500%, 7/15/2021	120,294
	Societe Generale SA
900,000	8.000%, 9/29/2025[b,j,l]	1,046,250
	Standard Chartered plc
210,000	2.566%, (LIBOR 3M + 1.130%), 8/19/2019[b,j]	212,399
	State Street Capital Trust IV
1,138,000	2.589%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,025,611
	State Street Corporation
70,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	71,273
	Sumitomo Mitsui Financial Group, Inc.
216,000	2.934%, 3/9/2021	218,025
215,000	3.216%, (LIBOR 3M + 1.680%), 3/9/2021[b]	222,340
108,000	2.784%, 7/12/2022	107,369
	Sumitomo Mitsui Trust Bank, Ltd.
250,000	2.050%, 3/6/2019[j]	249,334
	SunTrust Banks, Inc.
95,000	2.900%, 3/3/2021	96,055
	Synchrony Financial
108,000	3.000%, 8/15/2019	108,741
25,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	25,352
94,000	3.750%, 8/15/2021	96,379

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Financials (6.9%) - continued
	Toronto-Dominion Bank
$80,000	2.203%, (LIBOR 3M + 0.840%), 1/22/2019[b]	$80,598
70,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	71,321
	UBS Group Funding Jersey, Ltd.
216,000	3.000%, 4/15/2021[j]	217,496
	UnitedHealth Group, Inc.
70,000	3.350%, 7/15/2022	72,275
	USB Realty Corporation
1,090,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,j,l]	982,363
	Voya Financial, Inc.
59,000	2.900%, 2/15/2018	59,058
	Wachovia Capital Trust II
220,000	1.859%, (LIBOR 3M + 0.500%), 1/15/2027[b]	205,700
	Wells Fargo & Company
210,000	2.150%, 1/30/2020	209,528
205,000	2.100%, 7/26/2021	201,547
110,000	2.625%, 7/22/2022	109,394
216,000	2.475%, (LIBOR 3M + 1.110%), 1/24/2023[b]	220,291
250,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[b]	256,647
	Welltower, Inc.
162,000	4.950%, 1/15/2021	172,128
	Westpac Banking Corporation
275,000	2.286%, (LIBOR 3M + 0.850%), 8/19/2021[b]	278,408
	XL Group plc
620,000	3.817%, (LIBOR 3M + 2.458%), 2/2/2018[b,l]	555,210

	Total	46,898,443

Foreign Government (2.2%)
	Argentina Government International Bond
568,000	7.500%, 4/22/2026	642,493
233,000	6.875%, 1/26/2027	254,553
525,482	8.280%, 12/31/2033	619,544
174,000	7.125%, 7/6/2036	188,529
436,680	2.500%, 12/31/2038[i]	321,025
203,000	7.625%, 4/22/2046	228,984
	Brazil Government International Bond
233,000	6.000%, 4/7/2026	260,378
300,000	7.125%, 1/20/2037	361,500
360,000	5.000%, 1/27/2045	335,520
140,000	5.625%, 2/21/2047	143,010
	Colombia Government International Bond
285,000	2.625%, 3/15/2023	278,587
75,000	3.875%, 4/25/2027	76,350
110,000	7.375%, 9/18/2037	148,610
148,000	6.125%, 1/18/2041	178,710
334,000	5.625%, 2/26/2044	382,430
360,000	5.000%, 6/15/2045	380,700
	Indonesia Government International Bond
376,000	4.875%, 5/5/2021[j]	401,005
83,000	3.750%, 4/25/2022[j]	85,456
293,000	3.375%, 4/15/2023[j]	295,627
377,000	5.875%, 1/15/2024[j]	428,690
74,000	4.125%, 1/15/2025[j]	76,825
252,000	4.750%, 1/8/2026[j]	273,758
294,000	8.500%, 10/12/2035[j]	440,550
139,000	6.750%, 1/15/2044[j]	184,743
	Mexico Government International Bond
138,000	5.750%, 10/12/2110	146,970
180,000	4.150%, 3/28/2027	186,660
120,000	6.750%, 9/27/2034	156,000
400,000	4.750%, 3/8/2044	404,400
236,000	5.550%, 1/21/2045	265,500
196,000	4.600%, 1/23/2046	193,256
	Panama Government International Bond
180,000	4.000%, 9/22/2024	191,430
260,000	3.750%, 3/16/2025	271,050
82,000	9.375%, 4/1/2029	124,230
242,000	6.700%, 1/26/2036	322,102
	Peru Government International Bond
100,000	5.625%, 11/18/2050	128,300
358,000	8.750%, 11/21/2033	563,850
	Philippines Government International Bond
257,000	7.750%, 1/14/2031	366,441
108,000	5.000%, 1/13/2037	127,547
	Russia Government International Bond
200,000	4.750%, 5/27/2026[j]	212,098
381,000	5.625%, 4/4/2042[j]	426,720
	South Africa Government International Bond
55,000	5.500%, 3/9/2020	57,735
247,000	5.875%, 5/30/2022	269,724
230,000	4.875%, 4/14/2026	235,074
258,000	4.300%, 10/12/2028	248,906
	Turkey Government International Bond
224,000	7.000%, 6/5/2020	241,656
485,000	5.125%, 3/25/2022	502,702
353,000	5.750%, 3/22/2024	373,539
500,000	4.250%, 4/14/2026	476,596
245,000	4.875%, 10/9/2026	241,647
352,000	6.875%, 3/17/2036	392,305
228,000	6.750%, 5/30/2040	250,884
350,000	6.625%, 2/17/2045	377,485

	Total	14,742,384

Mortgage-Backed Securities (7.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,950,000	3.000%, 1/1/2033[e]	1,986,270
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,150,000	4.000%, 1/1/2048[e]	8,525,715
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
8,150,000	3.000%, 1/1/2048[e]	8,151,630
20,025,000	3.500%, 1/1/2048[e]	20,571,682

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Mortgage-Backed Securities (7.4%) - continued
$10,350,000	4.000%, 1/1/2048[e]	$10,829,205

	Total	50,064,502

Technology (2.0%)
	Alliance Data Systems Corporation
420,000	5.375%, 8/1/2022[j]	423,150
	Apple, Inc.
217,000	2.850%, 5/6/2021	220,460
216,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[b]	217,377
217,000	2.400%, 1/13/2023	215,104
	Baidu, Inc.
109,000	3.000%, 6/30/2020	109,428
	Broadcom Corporation
216,000	2.375%, 1/15/2020[j]	214,528
222,000	2.650%, 1/15/2023[j]	213,979
	CommScope Technologies Finance, LLC
780,000	6.000%, 6/15/2025[j]	828,750
	Cypress Semiconductor Corporation, Convertible
256,000	4.500%, 1/15/2022	336,000
	Diamond 1 Finance Corporation
95,000	3.480%, 6/1/2019[j]	96,182
216,000	5.450%, 6/15/2023[j]	233,385
	Equinix, Inc.
675,000	5.750%, 1/1/2025	716,344
	Fidelity National Information Services, Inc.
40,000	3.625%, 10/15/2020	41,096
275,000	2.250%, 8/15/2021	270,335
	Harland Clarke Holdings Corporation
800,000	8.375%, 8/15/2022[j]	830,760
	Hewlett Packard Enterprise Company
268,000	3.600%, 10/15/2020	273,609
	Intel Corporation
160,000	1.700%, 5/19/2021	157,119
70,000	3.100%, 7/29/2022	71,996
	Intel Corporation, Convertible
410,000	3.250%, 8/1/2039	910,712
	Lumentum Holdings, Inc., Convertible
174,000	0.250%, 3/15/2024[j]	192,922
	Microchip Technology, Inc., Convertible
520,000	1.625%, 2/15/2027[j]	609,375
	Micron Technology, Inc., Convertible
295,000	2.375%, 5/1/2032	1,263,153
450,000	3.000%, 11/15/2043	648,844
	Microsoft Corporation
216,000	2.400%, 2/6/2022	216,051
	NetApp, Inc.
164,000	2.000%, 9/27/2019	162,712
	NXP BV
565,000	3.875%, 9/1/2022[j]	571,356
	NXP Semiconductors NV, Convertible
695,000	1.000%, 12/1/2019	857,022
	Oracle Corporation
60,000	2.500%, 5/15/2022	60,087
	Plantronics, Inc.
800,000	5.500%, 5/31/2023[j]	831,000
	Seagate HDD Cayman
435,000	4.750%, 1/1/2025	427,090
	Sensata Technologies BV
725,000	4.875%, 10/15/2023[j]	757,625
	Texas Instruments, Inc.
60,000	1.750%, 5/1/2020	59,473
	VMware, Inc.
108,000	2.300%, 8/21/2020	107,380

	Total	13,144,404

Transportation (0.4%)
	American Airlines Pass Through Trust
62,735	4.950%, 1/15/2023	66,764
	Avis Budget Car Rental, LLC
395,000	5.125%, 6/1/2022[j]	399,937
	Delta Air Lines, Inc.
34,284	4.950%, 5/23/2019	35,182
162,000	2.875%, 3/13/2020	163,079
	J.B. Hunt Transport Services, Inc.
70,000	3.300%, 8/15/2022	70,900
	Trinity Industries, Inc., Convertible
266,000	3.875%, 6/1/2036	418,784
	United Airlines Pass Through Trust
70,000	3.700%, 12/1/2022	71,472
	United Continental Holdings, Inc.
845,000	4.250%, 10/1/2022	847,112
	XPO Logistics, Inc.
705,000	6.500%, 6/15/2022[j]	735,844

	Total	2,809,074

Utilities (0.8%)
	Alabama Power Company
108,000	2.450%, 3/30/2022	107,310
	Ameren Corporation
70,000	2.700%, 11/15/2020	70,226
	Calpine Corporation
560,000	6.000%, 1/15/2022[j]	576,800
420,000	5.375%, 1/15/2023	408,975
	CenterPoint Energy, Inc.
110,000	2.500%, 9/1/2022	108,330
	Consolidated Edison, Inc.
108,000	2.000%, 3/15/2020	107,405
	Dominion Energy, Inc.
200,000	1.600%, 8/15/2019	197,779
216,000	2.579%, 7/1/2020	216,076
	Duke Energy Corporation
216,000	2.400%, 8/15/2022	212,190
	Dynegy, Inc.
700,000	7.375%, 11/1/2022	738,500
	Edison International
108,000	2.125%, 4/15/2020	107,047
	Emera U.S. Finance, LP
116,000	2.150%, 6/15/2019	115,538
	Exelon Generation Company, LLC
88,000	5.200%, 10/1/2019	92,163
162,000	2.950%, 1/15/2020	163,646
	FirstEnergy Corporation
163,000	2.850%, 7/15/2022	161,497

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Utilities (0.8%) - continued
	Fortis, Inc.
$180,000	2.100%, 10/4/2021	$175,683
	Kinder Morgan Energy Partners, LP
109,000	9.000%, 2/1/2019	116,361
	NextEra Energy Capital Holdings, Inc.
95,000	2.300%, 4/1/2019	94,941
	NiSource Finance Corporation
216,000	5.450%, 9/15/2020	232,370
	Pinnacle West Capital Corporation
110,000	2.250%, 11/30/2020	109,472
	PPL Capital Funding, Inc.
260,000	3.500%, 12/1/2022	267,283
	PSEG Power, LLC
100,000	3.000%, 6/15/2021	100,870
	Southern Company
200,000	1.850%, 7/1/2019	198,771
108,000	2.350%, 7/1/2021	107,348
	Tallgrass Energy Partners, LP
600,000	5.500%, 1/15/2028[j]	607,320

	Total	5,393,901

	Total Long-Term Fixed Income (cost $300,976,935)	311,509,412

Shares	Common Stock (28.8%)
Consumer Discretionary (4.1%)
4,109	Amazon.com, Inc.[n]	4,805,352
36,606	American Axle & Manufacturing Holdings, Inc.[n]	623,400
1,700	AOKI Holdings, Inc.	24,940
700	Autobacs Seven Company, Ltd.	13,421
900	Bandai Namco Holdings, Inc.	29,376
6,544	Barratt Developments plc	57,086
8,558	Berkeley Group Holdings plc	484,945
2,176	Breville Group, Ltd.	21,323
10,800	Bridgestone Corporation	499,848
3,840	Burlington Stores, Inc.[n]	472,435
51,191	Caesars Entertainment Corporation[n]	647,566
411	Charter Communications, Inc.[n]	138,080
2,200	Chiyoda Company, Ltd.	59,066
748	Cie Generale des Etablissements Michelin	107,005
79,149	Comcast Corporation	3,169,918
3,500	DCM Holdings Company, Ltd.	32,584
5,301	Dollar Tree, Inc.[n]	568,850
15,514	Eutelsat Communications	359,188
9,100	General Motors Company	373,009
4,800	Heiwa Corporation	90,052
35,200	Honda Motor Company, Ltd.	1,201,288
4,237	Hugo Boss AG	359,543
17,000	Inchcape plc	179,085
1,330	Ipsos SA	48,990
3,112	JM AB	70,892
413	Linamar Corporation	24,054
15,795	Marks and Spencer Group plc	67,012
8,038	Netflix, Inc.[n]	1,542,975
1,403	Nexity SA	83,456
2,358	Next plc	143,718
23,769	NIKE, Inc.	1,486,751
106,000	Nissan Motor Company, Ltd.	1,055,346
8,524	Nutrisystem, Inc.	448,362
29,869	Peugeot SA	606,675
1,022	Priceline Group, Inc.[n]	1,775,970
8,149	Restaurant Brands International, Inc.	501,001
4,800	Sangetsu Company, Ltd.	88,339
11,100	Sankyo Company, Ltd.	349,059
3,400	SHIMAMURA Company, Ltd.	373,523
11,541	Six Flags Entertainment Corporation[k]	768,284
208	SSP Group plc	1,911
8,724	Starbucks Corporation	501,019
10,500	Sumitomo Rubber Industries, Ltd.	194,599
800	Takara Standard Company, Ltd.	12,901
14,880	Toll Brothers, Inc.	714,538
8,300	Toyoda Gosei Company, Ltd.	210,586
13,500	TV Asahi Holdings Corporation	270,805
18,751	Walt Disney Company	2,015,920
3,188	Wolters Kluwer NV	166,189
4,300	Yokohama Rubber Company, Ltd.	105,033

	Total	27,945,268

Consumer Staples (1.2%)
18,451	Altria Group, Inc.	1,317,586
4,300	Arcs Company, Ltd.	100,038
51,479	Cott Corporation	857,640
200	Earth Chemical Company, Ltd.	10,064
368	Ebro Foods SA	8,619
3,236	ForFarmers BV	40,535
5,750	Grieg Seafood ASA	50,498
1,348	Henkel AG & Company KGaA	161,419
800	Japan Tobacco, Inc.	25,762
3,000	Kewpie Corporation	79,931
4,000	Lawson, Inc.	265,814
7	Lindt & Spruengli AG	42,742
800	Ministop Company, Ltd.	17,277
15,114	Philip Morris International, Inc.	1,596,794
1,700	Seven & I Holdings Company, Ltd.	70,425
31,700	Unilever NV	1,784,800
27,018	Unilever plc	1,498,581

	Total	7,928,525

Energy (2.4%)
204,641	BP plc	1,435,612
3,232	Contura Energy, Inc.	191,916
33,500	Enbridge, Inc.	1,310,185
53,700	Enterprise Products Partners, LP	1,423,587
51,898	Halliburton Company	2,536,255
9,901	OMV AG	627,603
25,100	ONEOK, Inc.	1,341,595
17,419	Parsley Energy, Inc.[n]	512,815
15,460	Pioneer Natural Resources Company	2,672,261
14,543	Repsol SA	256,777
9,164	Royal Dutch Shell plc	305,390
3,583	Royal Dutch Shell plc, Class A	119,612
20,777	Royal Dutch Shell plc, Class B	699,644
3,845	TGS Nopec Geophysical Company ASA	91,039
9,239	Total SA	509,991
9,239	Total SA Rights[c,n]	1
46,700	Williams Companies, Inc.	1,423,883
42,624	WPX Energy, Inc.[n]	599,720

	Total	16,057,886

Financials (4.5%)
10,014	ABN AMRO Group NVj	322,859
1,998	Affiliated Managers Group, Inc.	410,089
800	Aozora Bank, Ltd.	31,042
209,586	Apollo Investment Corporation	1,186,257
123,685	Ares Capital Corporation	1,944,328

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (28.8%)	Value
Financials (4.5%) - continued
2,244	ASX, Ltd.	$95,790
20,376	Australia & New Zealand Banking Group, Ltd.	454,569
65,740	Aviva plc	448,367
42,910	Banco Bilbao Vizcaya Argentaria SA	364,657
19,811	Bank of America Corporation	584,821
11,175	Bank of Nova Scotia	721,174
12,576	Bank of the Ozarks	609,307
10,102	CI Financial Corporation	239,249
21,309	Citigroup, Inc.	1,585,603
17,315	CNP Assurances	399,410
6,434	Danske Bank AS	250,424
64,238	Direct Line Insurance Group plc	330,555
39,430	E*TRADE Financial Corporation[n]	1,954,545
1,406	Euronext NVj	87,212
62,505	FlexiGroup, Ltd.	83,761
6,423	FNF Group	252,039
6,489	Genworth MI Canada, Inc.	224,560
6,386	Goldman Sachs Group, Inc.	1,626,897
124,294	Golub Capital BDC, Inc.	2,262,151
4,367	Hannover Rueckversicherung SE	547,899
3,948	Hargreaves Lansdown plc	95,880
2,600	Hokuhoku Financial Group, Inc.	40,512
184,483	HSBC Holdings plc	1,905,350
6,900	Huntington Bancshares, Inc.	100,464
7,389	IBERIABANK Corporation	572,647
2,321	Intact Financial Corporation	193,860
6,146	Interactive Brokers Group, Inc.	363,905
5,082	Jupiter Fund Management plc	43,001
34,877	KeyCorp	703,469
2,741	Macquarie Group, Ltd.	212,002
390	Markel Corporation[n]	444,261
81,588	Medibank Private, Ltd.	208,934
17,752	MetLife, Inc.	897,541
146,300	Mizuho Financial Group, Inc.	264,524
452	Muenchener Rueckversicherungs-Gesellschaft AG	97,609
7,429	National Bank of Canada	370,682
17,003	Nordea Bank AB	205,872
45,661	Old Mutual plc	142,841
3,136	Pargesa Holding SA	271,625
4,257	Plus500, Ltd.	52,139
7,328	Power Corporation of Canada	188,709
39,113	Santander Consumer USA Holdings Inc.	728,284
4,593	Schroders plc	217,415
5,507	SCOR SE	221,345
28,400	Senshu Ikeda Holdings, Inc.	104,516
2,607	Societe Generale	134,405
15,799	State Street Corporation	1,542,140
2,746	Sydbank AS	110,530
48,750	Synchrony Financial	1,882,238
4,890	TD Ameritrade Holding Corporation	250,026
275	TMX Group, Ltd.	15,411
387	Vienna Insurance Group AG Wiener Versicherung Gruppe	11,938
804	Wells Fargo & Company	48,779
12,081	Zions Bancorporation	614,077
55	Zurich Insurance Group AG	16,722

	Total	30,291,218

Health Care (3.0%)
14,360	Acadia Healthcare Company, Inc.[k,n]	468,567
5,463	Anthem, Inc.	1,229,230
49,100	Astellas Pharmaceutical, Inc.	623,731
14,547	Celgene Corporation[n]	1,518,125
7,440	CIGNA Corporation	1,510,990
1,993	Danaher Corporation	184,990
42,176	GlaxoSmithKline plc ADR	1,495,983
36,482	Hologic, Inc.[n]	1,559,605
346	Le Noble Age SA	24,452
19,214	Medtronic plc	1,551,530
6,645	Merck KGaA	713,251
16,423	Novartis AG	1,382,037
34,931	Novo Nordisk AS	1,877,034
2,889	Sarepta Therapeutics, Inc.[n]	160,744
2,917	Teleflex, Inc.	725,808
20,062	UnitedHealth Group, Inc.	4,422,868
3,072	Waters Corporation[n]	593,480

	Total	20,042,425

Industrials (3.0%)
8,308	Adecco SA	634,898
2,200	Asahi Glass Company, Ltd.	95,094
9,903	Atlas Copco AB	379,553
8,666	Brink’s Company	682,014
14,272	Caterpillar, Inc.	2,248,982
700	Central Glass Company, Ltd.	14,832
21,760	CSX Corporation	1,197,018
2,500	Dai Nippon Printing Company, Ltd.	55,658
22,120	Delta Air Lines, Inc.	1,238,720
3,803	Deutsche Lufthansa AG	139,660
4,590	Dycom Industries, Inc.[n]	511,464
16,500	Eaton Corporation plc	1,303,665
2,561	Ferguson plc	183,787
1,692	Finning International, Inc.	42,697
30,000	GWA Group, Ltd.	66,330
2,200	Hitachi Transport System, Ltd.	57,247
13,476	Honeywell International, Inc.	2,066,679
3,600	Inaba Denki Sangyo Company, Ltd.	167,888
48,400	ITOCHU Corporation	902,250
1,635	Loomis AB	68,684
8,200	Marubeni Corporation	59,283
8,536	Masonite International Corporation[n]	632,944
20,215	Meggitt plc	131,263
4,313	Middleby Corporation[n]	582,039
5,000	Mitsuboshi Belting, Ltd.	68,549
18,992	Monadelphous Group, Ltd.	256,314
11,657	National Express Group plc	59,949
9,700	Nitto Kogyo Corporation	155,423
3,555	Northgate plc	18,299
6,060	Oshkosh Corporation	550,793
27,536	PageGroup plc	173,503
25,605	RELX NV	588,515
16,221	RELX plc	380,353
1,160	Rockwool International AS	328,854
10,630	Saia, Inc.[n]	752,073
2,711	Schindler Holding AG, Participation Certificate	623,504
4,813	Siemens AG	666,395
25,596	SKF AB	568,635
8,394	Smiths Group plc	168,463
4,700	Sojitz Corporation	14,399
1,540	Spirax-Sarco Engineering plc	116,431
1,135	Sulzer, Ltd.	137,675
1,400	Taikisha, Ltd.	47,250
3,800	Toppan Forms Company, Ltd.	42,938
5,747	Transcontinental, Inc.	113,568
4,000	Tsubakimoto Chain Company	32,274
6,580	Vinci SA	671,761
3,360	WABCO Holdings, Inc.[n]	482,160
2,048	WSP Global, Inc.	97,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (28.8%)	Value
Industrials (3.0%) - continued
2,614	YIT Oyj	$19,979
1,600	Yuasa Trading Company, Ltd.	58,070

	Total	20,656,386

Information Technology (4.6%)
2,526	Alliance Data Systems Corporation	640,290
1,770	Alphabet, Inc., Class An	1,864,518
1,554	Alphabet, Inc., Class Cn	1,626,106
26,600	Apple, Inc.	4,501,518
6,430	Belden, Inc.	496,203
192	BKW FMB Energie	11,400
5,100	Canon, Inc.	190,016
7,107	Capgemini SA	841,764
2,996	Capital Power Corporation	58,371
23,624	Ciena Corporation[n]	494,450
56,641	Cisco Systems, Inc.	2,169,350
10,340	Dolby Laboratories, Inc.	641,080
4,541	F5 Networks, Inc.[n]	595,870
11,610	Facebook, Inc.[n]	2,048,701
19,229	Juniper Networks, Inc.	548,026
19,900	Konica Minolta Holdings, Inc.	190,939
1,120	Kulicke and Soffa Industries, Inc.[n]	27,255
3,137	Lam Research Corporation	577,428
25,470	Microsoft Corporation	2,178,704
4,800	NEC Networks & System Integration Corporation	126,030
6,713	New Relic, Inc.[n]	387,810
3,696	NVIDIA Corporation	715,176
7,473	NXP Semiconductors NVn	875,014
31,000	PayPal Holdings, Inc.[n]	2,282,220
8,838	Red Hat, Inc.[n]	1,061,444
8,790	Salesforce.com, Inc.[n]	898,602
1,167	SMA Solar Technology AG	50,157
1,950	TE Connectivity, Ltd.	185,328
32,500	Twitter, Inc.[n]	780,325
23,720	Visa, Inc.	2,704,554
17,222	Xilinx, Inc.	1,161,107

	Total	30,929,756

Materials (1.2%)
2,700	Adeka Corporation	47,490
3,756	APERAM	192,957
1,460	Ashland Global Holdings, Inc.	103,952
9,130	BASF SE	1,000,932
4,586	BHP Billiton plc	92,730
24,709	BHP Billiton, Ltd.	567,588
3,700	Crown Holdings, Inc.[n]	208,125
21,700	Daicel Corporation	246,258
1,403	Eagle Materials, Inc.	158,960
13,347	Evonik Industries AG	501,301
2,440	FMC Corporation	230,970
9,808	Granges AB	100,587
4,200	JSR Corporation	82,506
9,000	Kaneka Corporation	82,031
19,500	Kuraray Company, Ltd.	367,145
11,000	Kyoei Steel, Ltd.	209,414
15,060	Mondi plc	391,389
3,324	Neenah, Inc.	301,321
500	Nippon Shokubai Company, Ltd.	33,705
61,902	Norsk Hydro ASA	469,267
3,080	Packaging Corporation of America	371,294
1,726	Rio Tinto, Ltd.	101,480
3,770	Sensient Technologies Corporation	275,776
4,405	Solvay SA	612,454
6,300	Toagosei Company, Ltd.	79,972
27,813	UPM-Kymmene Oyj	863,448
5,527	Valvoline, Inc.	138,507
18,185	Verso Corporation[n]	319,510
1,600	Yamato Kogyo Company, Ltd.	46,345

	Total	8,197,414

Real Estate (3.9%)
2,000	Acadia Realty Trust	54,720
650	Agree Realty Corporation	33,436
1,000	Alexander & Baldwin, Inc.	27,740
6,855	Alexandria Real Estate Equities, Inc.	895,194
6,743	Alstria Office REIT AG	104,206
1,000	American Assets Trust, Inc.	38,240
3,100	American Campus Communities, Inc.	127,193
14,247	American Tower Corporation	2,032,619
3,600	Apartment Investment & Management Company	157,356
1,000	Armada Hoffler Properties, Inc.	15,530
2,577	Artis Real Estate Investment Trust	28,907
3,200	AvalonBay Communities, Inc.	570,912
5,027	Boston Properties, Inc.	653,661
23,751	British Land Company plc	221,201
8,081	Camden Property Trust	743,937
1,700	CareTrust REIT, Inc.	28,492
3,900	CBL & Associates Properties, Inc.	22,074
1,800	Cedar Realty Trust, Inc.	10,944
1,000	Chatham Lodging Trust	22,760
1,301	Chesapeake Lodging Trust	35,244
300	Community Healthcare Trust, Inc.	8,430
2,600	CoreCivic, Inc.	58,500
750	CoreSite Realty Corporation	85,425
2,300	Corporate Office Properties Trust	67,160
9,490	Cousins Properties, Inc.	87,782
12,927	Crown Castle International Corporation	1,435,026
2,050	CyrusOne, Inc.	122,037
200	Daito Trust Construction Company, Ltd.	40,746
2,200	DCT Industrial Trust, Inc.	129,316
48,100	DEXUS Property Group	365,010
4,518	DiamondRock Hospitality Company	51,008
4,662	Digital Realty Trust, Inc.	531,002
3,600	Douglas Emmett, Inc.	147,816
27,350	Duke Realty Corporation	744,193
1,000	Easterly Government Properties, Inc.	21,340
754	EastGroup Properties, Inc.	66,639
1,700	Education Realty Trust, Inc.	59,364
1,466	EPR Properties	95,964
2,462	Equinix, Inc.	1,115,828
11,090	Equity Residential	707,209
1,450	Essex Property Trust, Inc.	349,986
2,900	Extra Space Storage, Inc.	253,605
1,700	Federal Realty Investment Trust	225,777
2,800	First Industrial Realty Trust, Inc.	88,116
1,300	Four Corners Property Trust, Inc.	33,410
2,400	Franklin Street Properties Corporation	25,776
40,227	General Growth Properties, Inc.	940,910
2,850	GEO Group, Inc.	67,260
700	Getty Realty Corporation	19,012
2,200	Government Properties Income Trust	40,788
33,000	Hang Lung Properties, Ltd.	80,387
10,800	HCP, Inc.	281,664
2,850	Healthcare Realty Trust, Inc.	91,542
800	Hersha Hospitality Trust	13,920
2,400	Highwoods Properties, Inc.	122,184

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (28.8%)	Value
Real Estate (3.9%) - continued
3,700	Hospitality Properties Trust	$110,445
32,191	Host Hotels & Resorts, Inc.	638,991
54,000	Hysan Development Company, Ltd.	286,490
1,900	Independence Realty Trust, Inc.	19,171
6,450	Iron Mountain, Inc.	243,358
2,190	JBG SMITH Properties	76,059
2,300	Kilroy Realty Corporation	171,695
9,644	Kimco Realty Corporation	175,039
1,900	Kite Realty Group Trust	37,240
1,869	Lamar Advertising Company	138,755
2,500	LaSalle Hotel Properties	70,175
4,900	Lexington Realty Trust	47,285
3,400	Liberty Property Trust	146,234
1,091	Life Storage, Inc.	97,175
900	LTC Properties, Inc.	39,195
2,550	Macerich Company	167,484
2,000	Mack-Cali Realty Corporation	43,120
8,300	Medical Properties Trust, Inc.	114,374
2,599	Mid-America Apartment Communities, Inc.	261,355
3,500	National Retail Properties, Inc.	150,955
1,153	National Storage Affiliates Trust	31,431
4,450	Omega Healthcare Investors, Inc.	122,553
1,500	Pennsylvania REIT	17,835
900	Potlatch Corporation	44,910
16,353	Prologis, Inc.	1,054,932
400	PS Business Parks, Inc.	50,036
4,482	Public Storage, Inc.	936,738
2,100	Quality Care Properties, Inc.[n]	29,001
1,800	Ramco-Gershenson Properties Trust	26,514
2,900	Rayonier, Inc. REIT	91,727
6,343	Realty Income Corporation	361,678
3,460	Regency Centers Corporation	239,363
2,500	Retail Opportunity Investments Corporation	49,875
17,000	Road King Infrastructure, Ltd.	29,290
3,980	Sabra Health Care REIT, Inc.	74,705
200	Saul Centers, Inc.	12,350
2,600	SBA Communications Corporation[n]	424,736
5,375	Senior Housing Property Trust	102,931
9,322	Simon Property Group, Inc.	1,600,960
2,300	SL Green Realty Corporation	232,139
85,004	Stockland	296,523
2,398	Summit Hotel Properties, Inc.	36,522
14,000	Sun Hung Kai Properties, Ltd.	233,087
5,500	Swire Pacific, Ltd.	50,888
2,079	Tanger Factory Outlet Centers, Inc.	55,114
1,500	Taubman Centers, Inc.	98,145
6,100	UDR, Inc.	234,972
3,700	Uniti Group, Inc.	65,823
200	Universal Health Realty Income Trust	15,022
2,400	Urban Edge Properties	61,176
600	Urstadt Biddle Properties, Inc.	13,044
8,050	Ventas, Inc.	483,080
5,640	Vornado Realty Trust	440,935
4,200	Washington Prime Group, Inc.	29,904
2,700	Weingarten Realty Investors	88,749
8,389	Welltower, Inc.	534,967
17,200	Weyerhaeuser Company	606,472
800	Whitestone REIT	11,528
40,700	Wing Tai Holdings, Ltd.	69,383

	Total	26,392,131

Telecommunications Services (0.6%)
5,730	Freenet AG	211,417
120,060	KCOM Group plc	147,105
12,000	Nippon Telegraph & Telephone Corporation	564,169
55,900	NTT DOCOMO, Inc.	1,321,700
15,582	TDC AS	95,757
38,870	Telenor ASA	832,082
15,930	Zayo Group Holdings, Inc.[n]	586,224

	Total	3,758,454

Utilities (0.3%)
1,575	Canadian Utilities, Ltd.	46,874
17,000	Chubu Electric Power Company, Inc.	210,863
55,581	Dynegy, Inc.[n]	658,635
700	Electric Power Development Company, Ltd.	18,830
416	Elia System Operator SA	23,908
22,915	MDU Resources Group, Inc.	615,955
27,800	Osaka Gas Company, Ltd.	534,576
10,213	Redes Energeticas Nacionais SGPS SA	30,378
9,200	Tokyo Gas Company, Ltd.	210,206
1,571	Verbund AG	37,860

	Total	2,388,085

	Total Common Stock (cost $166,846,689)	194,587,548

	Registered Investment Companies (4.6%)
Affiliated Fixed Income Holdings (3.1%)
2,099,981	Thrivent Core Emerging Markets Debt Fund	20,768,809

	Total	20,768,809

Equity Funds/Exchange Traded Funds (1.3%)
7,343	Altaba, Inc.[n]	512,908
4,745	iShares MSCI EAFE Index Fund	333,621
57,232	Materials Select Sector SPDR Fund	3,464,253
4,828	Powershares S&P SmallCap Information Technology Portfolio	369,342
40,529	Utilities Select Sector SPDR Fund	2,135,068
25,000	Vanguard High Dividend Yield ETF	2,140,750

	Total	8,955,942

Fixed Income Funds/Exchange Traded Funds (0.2%)
18,825	Vanguard Short-Term Corporate Bond ETF	1,492,823

	Total	1,492,823

	Total Registered Investment Companies (cost $29,409,345)	31,217,574

	Preferred Stock (2.1%)
Consumer Staples (0.4%)
6,085	Bunge, Ltd., Convertible, 4.875%[l]	633,083
26,000	CHS, Inc., 6.750%[b,l]	688,220
31,200	CHS, Inc., 7.100%[b,l]	853,632
6,153	Henkel AG & Company KGaA, 1.620%	812,535

	Total	2,987,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (2.1%)	Value
Energy (0.1%)
2,401	Alpha Natural Resources, Inc., 0.000%[n]	$55,223
2,401	ANR Holdings, Inc., 0.000%[n]	15,006
28,075	NuStar Logistics, LP, 7.625%[b]	701,875

	Total	772,104

Financials (1.4%)
6,475	Agribank FCB, 6.875%[b,l]	709,013
39,710	Annaly Capital Management, Inc., 7.500%[l]	1,007,046
37,225	Citigroup, Inc., 6.875%[b,k,l]	1,062,029
26,020	Citigroup, Inc., 7.750%[b]	715,030
8,650	CoBank ACB, 6.250%*,b,l	936,363
16,623	Federal National Mortgage Association, 0.000%[k,l,n]	146,282
46,050	GMAC Capital Trust I, 7.201%[b]	1,194,997
30,800	Goldman Sachs Group, Inc., 5.500%[b,l]	816,508
22,200	Morgan Stanley, 7.125%[b,l]	642,912
5,825	PNC Financial Services Group, Inc., 6.125%[b,l]	164,847
28,000	U.S. Bancorp, 6.500%[b,k,l]	790,160
1,254	Wells Fargo & Company, Convertible, 7.500%[l]	1,642,727

	Total	9,827,914

Health Care (0.1%)
8,355	Becton Dickinson and Company, Convertible, 6.125%	483,755

	Total	483,755

Industrials (0.1%)
4,060	Stanley Black & Decker, Inc., Convertible, 5.375%	498,365

	Total	498,365

	Total Preferred Stock (cost $13,728,154)	14,569,608

	Collateral Held for Securities Loaned (0.3%)
2,212,375	Thrivent Cash Management Trust	2,212,375

	Total Collateral Held for Securities Loaned (cost $2,212,375)	2,212,375

Shares or Principal Amount	Short-Term Investments (13.7%)
	Federal Home Loan Bank Discount Notes
100,000	1.096%, 1/17/2018[o,p]	99,946
100,000	1.180%, 1/31/2018[o,p]	99,896
300,000	1.292%, 2/14/2018[o,p]	299,527
1,300,000	1.300%, 2/16/2018[o,p]	1,297,855
	Thrivent Core Short-Term Reserve Fund
9,095,759	1.510%	90,957,590

	Total Short-Term Investments (cost $92,754,810)	92,754,814

	Total Investments (cost $692,589,502) 108.3%	$733,088,161

	Other Assets and Liabilities, Net (8.3%)	(56,378,890)

	Total Net Assets 100.0%	$676,709,271

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
j	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $77,146,032 or 11.4% of total net assets.
k	All or a portion of the security is on loan.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Portfolio as of December 31, 2017 was $21,110,537 or 3.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$854,268
ALM XI Ltd., 10/17/2026	4/28/2017	1,100,000
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	113,944
Apidos CLO XVIII, 7/22/2026	4/4/2017	650,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	1,400,332
CLUB Credit Trust, 4/17/2023	6/14/2017	824,996
CoBank ACB, 6.250%, 10/1/2022	10/1/2012	870,375
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	418,100
Digicel, Ltd., 4/15/2021	6/9/2014	772,851
Foundation Finance Trust, 7/15/2033	12/6/2017	1,224,822
GCAT, LLC, 3/25/2047	3/22/2017	356,624
Liberty Mutual Group, Inc., 6/15/2058	1/12/2009	538,787
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	1,450,000
Mariner Finance Issuance Trust, 2/20/2029	2/16/2017	999,803
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	22,550
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	649,999
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	1,159,661
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	975,000
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	730,605
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	859,700
Pretium Mortgage Credit Partners, LLC, 4/29/2032	3/31/2017	901,831
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	1,474,234
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	653,696
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	294,363
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	191,413
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	1,225,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of December 31, 2017:

Securities Lending Transactions

Taxable Debt Security	$506,250
Common Stock	1,169,381
Preferred Stock	479,189

Total lending	$2,154,820
Gross amount payable upon return of collateral for securities loaned	$2,212,375

Net amounts due to counterparty	$57,555

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
COF 11	-	11th District Cost of Funds
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (8.5%)[a]	Value
Basic Materials (0.7%)
	Arch Coal, Inc., Term Loan
$59,699	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$60,087
	Big River Steel, LLC, Term Loan
59,850	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	60,299
	CONSOL Mining Corporation, Term Loan
55,000	7.470%, (LIBOR 3M + 6.000%), 10/30/2022[b]	55,596
	Contura Energy, Inc., Term Loan
130,612	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	128,653
	Ineos Finance, LLC, Term Loan
185,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[b]	185,000
	Peabody Energy Corporation, Term Loan
66,987	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	67,845
	Tronox Finance, LLC, Term Loan
94,186	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	94,724
40,814	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	41,047

	Total	693,251

Capital Goods (0.4%)
	Advanced Disposal Services, Inc., Term Loan
99,744	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	99,922
	Cortes NP Intermediate Holding II Corporation, Term Loan
146,047	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	145,803
	Navistar, Inc., Term Loan
110,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[b]	110,309

	Total	356,034

Communications Services (2.6%)
	Altice Financing SA, Term Loan
69,650	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	68,132
30,000	4.112%, (LIBOR 3M + 2.750%), 10/6/2026[b]	29,340
	Altice US Finance I Corporation, Term Loan
84,575	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[b]	84,170
	Atlantic Broadband Penn, LLC, Term Loan
46,913	3.850%, (LIBOR 1M + 2.500%), 11/30/2019[b]	46,874
	CBS Radio, Inc., Term Loan
75,000	4.172%, (LIBOR 3M + 2.750%), 10/17/2023[b]	75,344
	Cengage Learning Acquisitions, Term Loan
161,081	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	153,429
	Charter Communications Operating, LLC, Term Loan
100,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[b,d,e]	100,036
	Coral-US Co-Borrower, LLC, Term Loan
245,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	245,115
	CSC Holdings, LLC, Term Loan
89,550	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[b]	89,130
	Frontier Communications Corporation, Term Loan
109,450	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	104,798
	Gray Television, Inc., Term Loan
69,300	3.611%, (LIBOR 1M + 2.250%), 2/7/2024[b]	69,647
	Hargray Merger Subsidiary Corporation, Term Loan
69,825	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	69,929
	IMG Worldwide, Inc., Term Loan
40,000	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	40,000
	Intelsat Jackson Holdings SA, Term Loan
80,000	0.000%, (LIBOR 2M + 3.750%), 11/27/2023[b,d,e]	78,257
	Level 3 Financing, Inc., Term Loan
115,000	3.696%, (LIBOR 3M + 2.250%), 2/22/2024[b]	115,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
145,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	140,288
	McGraw-Hill Global Education Holdings, LLC, Term Loan
132,975	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	132,532
	Mediacom Illinois, LLC, Term Loan
64,512	3.740%, (LIBOR 1W + 2.250%), 2/15/2024[b]	64,714
	NEP/NCP Holdco, Inc., Term Loan
94,282	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	94,400
	SBA Senior Finance II, LLC, Term Loan
46,886	3.820%, (LIBOR 1M + 2.250%), 3/24/2021[b]	46,990
	Sinclair Television Group, Inc., Term Loan
175,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	174,673
	Sprint Communications, Inc., Term Loan
119,100	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	119,011
	TNS, Inc., Term Loan
127,135	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	127,268
	Unitymedia Finance, LLC, Term Loan
130,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[b,d,e]	129,639

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (8.5%)[a]	Value
Communications Services (2.6%) - continued
	Univision Communications, Inc., Term Loan
$103,027	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	$102,626
	Virgin Media Bristol, LLC, Term Loan
130,000	3.977%, (LIBOR 1M + 2.500%), 1/31/2026[b]	129,919

	Total	2,631,261

Consumer Cyclical (0.9%)
	Amaya Holdings BV, Term Loan
83,426	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	83,843
	Boyd Gaming Corporation, Term Loan
55,517	3.975%, (LIBOR 1W + 2.500%), 9/15/2023[b]	55,794
	Ceridian HCM Holding, Inc., Term Loan
48,978	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	49,080
	Eldorado Resorts, Inc., Term Loan
39,589	3.769%, (LIBOR 1M + 2.250%), 4/17/2024[b]	39,590
	Golden Nugget, Inc., Term Loan
124,370	4.770%, (LIBOR 1M + 3.250%), 10/4/2023[b]	125,225
	Michaels Stores, Inc., Term Loan
71,326	4.288%, (LIBOR 1M + 2.750%), 1/28/2023[b]	71,300
	Mohegan Tribal Gaming Authority, Term Loan
148,500	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	149,637
	Scientific Games International, Inc., Term Loan
229,425	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	231,146
	Seminole Hard Rock Entertainment, Inc., Term Loan
48,232	4.443%, (LIBOR 3M + 2.750%), 5/14/2020[b]	48,474

	Total	854,089

Consumer Non-Cyclical (1.4%)
	Air Medical Group Holdings, Inc., Term Loan
199,465	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	199,315
55,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[b,d,e]	55,103
	Albertson’s, LLC, Term Loan
199,499	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,e]	195,349
	Burlington Coat Factory Warehouse Corporation, Term Loan
99,750	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	99,813
	CHS/Community Health Systems, Inc., Term Loan
28,845	4.229%, (LIBOR 3M + 2.750%), 12/31/2019[b]	27,898
98,859	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	94,210
	Endo Luxembourg Finance Company I SARL., Term Loan
94,525	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	94,998
	Grifols Worldwide Operations USA, Inc., Term Loan
104,212	3.739%, (LIBOR 1W + 2.250%), 1/23/2025[b]	104,371
	JBS USA LUX SA, Term Loan
109,175	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	107,183
	Libbey Glass, Inc., Term Loan
65,557	4.432%, (LIBOR 1M + 3.000%), 4/9/2021[b]	62,853
	Ortho-Clinical Diagnostics, Inc., Term Loan
135,320	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	135,527
	Revlon Consumer Products Corporation, Term Loan
59,848	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	44,306
	Valeant Pharmaceuticals International, Inc., Term Loan
161,259	0.000%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	163,439

	Total	1,384,365

Energy (0.4%)
	Houston Fuel Oil Terminal, LLC, Term Loan
68,756	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	69,358
	MEG Energy Corporation, Term Loan
69,475	5.200%, (LIBOR 3M + 3.500%), 12/31/2023[b]	69,495
	MRC Global US, Inc., Term Loan
45,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	45,366
	Pacific Drilling SA, Term Loan
77,558	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,f,g]	30,790
	Radiate Holdco, LLC, Term Loan
210,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	208,238

	Total	423,247

Financials (0.7%)
	ASP AMC Merger Sub, Inc., Term Loan
196,688	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	196,257
	Avolon TLB Borrower 1 US, LLC, Term Loan
129,350	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[b]	128,311
	Colorado Buyer, Inc., Term Loan
114,425	4.380%, (LIBOR 3M + 3.000%), 5/1/2024[b]	115,069
70,000	8.630%, (LIBOR 3M + 7.250%), 5/1/2025[b]	70,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (8.5%)[a]	Value
Financials (0.7%) - continued
	DJO Finance, LLC, Term Loan
$39,100	4.701%, (LIBOR 3M + 3.250%), 6/7/2020[b]	$38,521
	Gartner, Inc., Term Loan
29,775	3.569%, (LIBOR 1M + 2.000%), 4/5/2024[b]	29,849
	MoneyGram International, Inc., Term Loan
115,609	4.943%, (LIBOR 3M + 3.250%), 3/28/2020[b]	115,356

	Total	693,976

Technology (0.8%)
	First Data Corporation, Term Loan
220,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[b]	220,040
	Harland Clarke Holdings Corporation, Term Loan
128,829	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	129,258
	Micron Technology, Inc., Term Loan
59,848	3.390%, (LIBOR 3M + 2.000%), 4/26/2022[b]	60,353
	Rackspace Hosting, Inc., Term Loan
119,562	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	119,429
	Western Digital Corporation, Term Loan
169,575	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	170,126
	Zayo Group, LLC, Term Loan
84,363	3.552%, (LIBOR 1M + 2.000%), 1/19/2021[b]	84,543

	Total	783,749

Transportation (0.3%)
	Arctic LNG Carriers, Ltd., Term Loan
218,900	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	220,406
	OSG Bulk Ships, Inc., Term Loan
33,055	5.650%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	31,815
	XPO Logistics, Inc., Term Loan
60,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	60,318

	Total	312,539

Utilities (0.3%)
	HD Supply Waterworks, Term Loan
75,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024[b]	75,516
	Intergen NV, Term Loan
63,860	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	63,833
	Talen Energy Supply, LLC, Term Loan
74,400	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	74,850
	TerraForm Power Operating, LLC, Term Loan
45,000	4.147%, (LIBOR 3M + 2.750%), 11/3/2022[b,c]	45,562

	Total	259,761

	Total Bank Loans (cost $8,430,811)	8,392,272

Shares	Common Stock (65.0%)
Consumer Discretionary (9.9%)
1,510	Amazon.com, Inc.[h]	1,765,900
14,052	American Axle & Manufacturing Holdings, Inc.[h]	239,306
600	AOKI Holdings, Inc.	8,802
200	Autobacs Seven Company, Ltd.	3,835
400	Bandai Namco Holdings, Inc.	13,056
2,352	Barratt Developments plc	20,518
3,138	Berkeley Group Holdings plc	177,817
782	Breville Group, Ltd.	7,663
3,900	Bridgestone Corporation	180,501
1,475	Burlington Stores, Inc.[h]	181,469
700	Chiyoda Company, Ltd.	18,794
269	Cie Generale des Etablissements Michelin	38,482
29,113	Comcast Corporation	1,165,976
1,200	DCM Holdings Company, Ltd.	11,171
2,035	Dollar Tree, Inc.[h]	218,376
5,575	Eutelsat Communications	129,075
3,260	General Motors Company	133,627
1,700	Heiwa Corporation	31,893
12,700	Honda Motor Company, Ltd.	433,419
1,522	Hugo Boss AG	129,154
6,300	Inchcape plc	66,367
478	Ipsos SA	17,607
1,118	JM AB	25,468
148	Linamar Corporation	8,620
5,676	Marks and Spencer Group plc	24,081
2,957	Netflix, Inc.[h]	567,626
505	Nexity SA	30,039
848	Next plc	51,685
8,742	NIKE, Inc.	546,812
38,100	Nissan Motor Company, Ltd.	379,327
3,272	Nutrisystem, Inc.	172,107
10,733	Peugeot SA	218,000
305	Priceline Group, Inc.[h]	530,011
2,929	Restaurant Brands International, Inc.	180,075
1,700	Sangetsu Company, Ltd.	31,287
4,000	Sankyo Company, Ltd.	125,787
1,200	SHIMAMURA Company, Ltd.	131,832
4,423	Six Flags Entertainment Corporation[i]	294,439
75	SSP Group plc	689
3,211	Starbucks Corporation	184,408
3,800	Sumitomo Rubber Industries, Ltd.	70,426
200	Takara Standard Company, Ltd.	3,225
5,702	Toll Brothers, Inc.	273,810
3,000	Toyoda Gosei Company, Ltd.	76,115
4,800	TV Asahi Holdings Corporation	96,286
6,892	Walt Disney Company	740,959
1,146	Wolters Kluwer NV	59,740
1,600	Yokohama Rubber Company, Ltd.	39,082

	Total	9,854,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (65.0%)	Value
Consumer Staples (2.9%)
6,787	Altria Group, Inc.	$484,660
1,500	Arcs Company, Ltd.	34,897
19,730	Cott Corporation	328,702
133	Ebro Foods SA	3,115
1,163	ForFarmers BV	14,568
2,067	Grieg Seafood ASA	18,153
485	Henkel AG & Company KGaA	58,077
300	Japan Tobacco, Inc.	9,661
1,100	Kewpie Corporation	29,308
1,400	Lawson, Inc.	93,035
3	Lindt & Spruengli AG	18,318
200	Ministop Company, Ltd.	4,319
5,559	Philip Morris International, Inc.	587,308
600	Seven & I Holdings Company, Ltd.	24,856
11,392	Unilever NV	641,402
9,710	Unilever plc	538,575

	Total	2,888,954

Energy (3.9%)
73,540	BP plc	515,903
478	Contura Energy, Inc.	28,384
19,090	Halliburton Company	932,928
3,558	OMV AG	225,534
6,682	Parsley Energy, Inc.[h]	196,718
5,680	Pioneer Natural Resources Company	981,788
5,226	Repsol SA	92,272
3,328	Royal Dutch Shell plc	110,906
1,287	Royal Dutch Shell plc, Class A	42,964
7,467	Royal Dutch Shell plc, Class B	251,444
1,382	TGS Nopec Geophysical Company ASA	32,722
3,320	Total SA	183,263
3,320	Total SA Rights[c,h]	0
16,356	WPX Energy, Inc.[h]	230,129

	Total	3,824,955

Financials (9.0%)
3,599	ABN AMRO Group NVj	116,035
769	Affiliated Managers Group, Inc.	157,837
200	Aozora Bank, Ltd.	7,760
9,011	Apollo Investment Corporation	51,002
4,232	Ares Capital Corporation	66,527
807	ASX, Ltd.	34,449
7,315	Australia & New Zealand Banking Group, Ltd.	163,191
23,621	Aviva plc	161,102
15,422	Banco Bilbao Vizcaya Argentaria SA	131,059
4,016	Bank of Nova Scotia	259,171
4,816	Bank of the Ozarks	233,335
3,630	CI Financial Corporation	85,971
7,841	Citigroup, Inc.	583,449
6,222	CNP Assurances	143,525
2,313	Danske Bank AS	90,027
23,092	Direct Line Insurance Group plc	118,826
14,500	E*TRADE Financial Corporation[h]	718,765
505	Euronext NVj	31,324
23,182	FlexiGroup, Ltd.	31,066
2,332	Genworth MI Canada, Inc.	80,702
2,349	Goldman Sachs Group, Inc.	598,431
1,569	Hannover Rueckversicherung SE	196,852
1,419	Hargreaves Lansdown plc	34,461
900	Hokuhoku Financial Group, Inc.	14,023
66,297	HSBC Holdings plc	684,719
2,837	IBERIABANK Corporation	219,867
863	Intact Financial Corporation	72,081
2,362	Interactive Brokers Group, Inc.	139,854
1,826	Jupiter Fund Management plc	15,451
13,382	KeyCorp	269,915
985	Macquarie Group, Ltd.	76,185
150	Markel Corporation[h]	170,869
29,319	Medibank Private, Ltd.	75,081
6,528	MetLife, Inc.	330,056
54,600	Mizuho Financial Group, Inc.	98,722
162	Muenchener Rueckversicherungs-Gesellschaft AG	34,984
2,671	National Bank of Canada	133,274
6,104	Nordea Bank AB	73,907
16,410	Old Mutual plc	51,335
1,127	Pargesa Holding SA	97,615
1,530	Plus500, Ltd.	18,739
2,634	Power Corporation of Canada	67,830
15,017	Santander Consumer USA Holdings Inc.	279,617
1,650	Schroders plc	78,105
1,980	SCOR SE	79,583
10,200	Senshu Ikeda Holdings, Inc.	37,537
937	Societe Generale	48,307
5,811	State Street Corporation	567,212
987	Sydbank AS	39,728
17,890	Synchrony Financial	690,733
1,879	TD Ameritrade Holding Corporation	96,073
99	TMX Group, Ltd.	5,548
139	Vienna Insurance Group AG Wiener Versicherung Gruppe	4,288
4,632	Zions Bancorporation	235,445
20	Zurich Insurance Group AG	6,081

	Total	8,907,631

Health Care (6.9%)
5,511	Acadia Healthcare Company, Inc.[h]	179,824
200	Anthem, Inc.	45,002
17,400	Astellas Pharmaceutical, Inc.	221,037
5,346	Celgene Corporation[h]	557,909
2,730	CIGNA Corporation	554,436
49	Danaher Corporation	4,548
15,510	GlaxoSmithKline plc ADR	550,140
13,642	Hologic, Inc.[h]	583,195
124	Le Noble Age SA	8,763
7,073	Medtronic plc	571,145
2,388	Merck KGaA	256,320
5,902	Novartis AG	496,668
12,553	Novo Nordisk AS	674,542
1,120	Teleflex, Inc.	278,678
7,379	UnitedHealth Group, Inc.	1,626,774
1,176	Waters Corporation[h]	227,191

	Total	6,836,172

Industrials (7.7%)
2,937	Adecco SA	224,446
800	Asahi Glass Company, Ltd.	34,580
3,558	Atlas Copco AB	136,368
3,327	Brink’s Company	261,835
5,249	Caterpillar, Inc.	827,137
200	Central Glass Company, Ltd.	4,238
8,190	CSX Corporation	450,532
900	Dai Nippon Printing Company, Ltd.	20,037
8,130	Delta Air Lines, Inc.	455,280
1,367	Deutsche Lufthansa AG	50,201
1,760	Dycom Industries, Inc.[h,i]	196,117
6,070	Eaton Corporation plc	479,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (65.0%)	Value
Industrials (7.7%) - continued
921	Ferguson plc	$66,094
608	Finning International, Inc.	15,343
10,783	GWA Group, Ltd.	23,841
800	Hitachi Transport System, Ltd.	20,817
4,956	Honeywell International, Inc.	760,052
1,300	Inaba Denki Sangyo Company, Ltd.	60,626
17,300	ITOCHU Corporation	322,498
588	Loomis AB	24,701
2,900	Marubeni Corporation	20,966
3,275	Masonite International Corporation[h]	242,841
7,397	Meggitt plc	48,031
1,656	Middleby Corporation[h]	223,477
2,000	Mitsuboshi Belting, Ltd.	27,420
6,825	Monadelphous Group, Ltd.	92,110
4,190	National Express Group plc	21,548
3,400	Nitto Kogyo Corporation	54,478
1,277	Northgate plc	6,573
2,330	Oshkosh Corporation	211,774
9,895	PageGroup plc	62,348
9,201	RELX NV	211,479
5,829	RELX plc	136,679
416	Rockwool International AS	117,934
4,084	Saia, Inc.[h]	288,943
974	Schindler Holding AG, Participation Certificate	224,011
1,726	Siemens AG	238,977
9,198	SKF AB	204,341
3,000	Smiths Group plc	60,208
1,700	Sojitz Corporation	5,208
553	Spirax-Sarco Engineering plc	41,809
408	Sulzer, Ltd.	49,490
500	Taikisha, Ltd.	16,875
1,300	Toppan Forms Company, Ltd.	14,689
2,065	Transcontinental, Inc.	40,807
1,000	Tsubakimoto Chain Company	8,069
2,361	Vinci SA	241,038
1,290	WABCO Holdings, Inc.[h]	185,115
764	WSP Global, Inc.	36,413
940	YIT Oyj	7,185
600	Yuasa Trading Company, Ltd.	21,776

	Total	7,596,946

Information Technology (10.6%)
967	Alliance Data Systems Corporation	245,115
650	Alphabet, Inc., Class Ah	684,710
571	Alphabet, Inc., Class Ch	597,494
9,776	Apple, Inc.	1,654,393
2,460	Belden, Inc.	189,838
69	BKW FMB Energie	4,097
1,800	Canon, Inc.	67,065
2,554	Capgemini SA	302,500
1,132	Capital Power Corporation	22,055
9,062	Ciena Corporation[h]	189,668
20,831	Cisco Systems, Inc.	797,827
3,960	Dolby Laboratories, Inc.	245,520
1,743	F5 Networks, Inc.[h]	228,716
4,270	Facebook, Inc.[h]	753,484
7,378	Juniper Networks, Inc.	210,273
7,100	Konica Minolta Holdings, Inc.	68,124
400	Kulicke and Soffa Industries, Inc.[h]	9,734
9,360	Microsoft Corporation	800,654
1,800	NEC Networks & System Integration Corporation	47,261
2,576	New Relic, Inc.[h]	148,816
43	NVIDIA Corporation	8,321
11,400	PayPal Holdings, Inc.[h]	839,268
2,170	Red Hat, Inc.[h]	260,617
3,230	Salesforce.com, Inc.[h]	330,203
420	SMA Solar Technology AG	18,051
700	TE Connectivity, Ltd.	66,528
12,471	Twitter, Inc.[h]	299,429
8,720	Visa, Inc.[i]	994,254
6,329	Xilinx, Inc.	426,701

	Total	10,510,716

Materials (2.9%)
900	Adeka Corporation	15,830
1,350	APERAM	69,354
570	Ashland Global Holdings, Inc.	40,584
3,281	BASF SE	359,700
1,648	BHP Billiton plc	33,323
8,879	BHP Billiton, Ltd.	203,959
1,440	Crown Holdings, Inc.[h]	81,000
7,800	Daicel Corporation	88,517
530	Eagle Materials, Inc.	60,049
4,796	Evonik Industries AG	180,133
941	FMC Corporation	89,075
3,526	Granges AB	36,161
1,500	JSR Corporation	29,466
3,000	Kaneka Corporation	27,344
7,000	Kuraray Company, Ltd.	131,796
3,900	Kyoei Steel, Ltd.	74,247
5,412	Mondi plc	140,650
1,273	Neenah, Inc.	115,398
200	Nippon Shokubai Company, Ltd.	13,482
22,628	Norsk Hydro ASA	171,539
1,200	Packaging Corporation of America	144,660
618	Rio Tinto, Ltd.	36,335
1,460	Sensient Technologies Corporation	106,799
1,583	Solvay SA	220,094
2,300	Toagosei Company, Ltd.	29,196
9,994	UPM-Kymmene Oyj	310,261
2,117	Valvoline, Inc.	53,052
2,518	Verso Corporation[h]	44,241
600	Yamato Kogyo Company, Ltd.	17,379

	Total	2,923,624

Real Estate (8.9%)
650	Acadia Realty Trust	17,784
150	Agree Realty Corporation	7,716
300	Alexander & Baldwin, Inc.	8,322
2,571	Alexandria Real Estate Equities, Inc.	335,747
2,423	Alstria Office REIT AG	37,445
300	American Assets Trust, Inc.	11,472
1,000	American Campus Communities, Inc.	41,030
3,627	American Tower Corporation	517,464
1,200	Apartment Investment & Management Company	52,452
250	Armada Hoffler Properties, Inc.	3,883
926	Artis Real Estate Investment Trust	10,387
1,030	AvalonBay Communities, Inc.	183,762
1,741	Boston Properties, Inc.	226,382
8,534	British Land Company plc	79,480
2,897	Camden Property Trust	266,698
500	CareTrust REIT, Inc.	8,380
1,200	CBL & Associates Properties, Inc.	6,792
600	Cedar Realty Trust, Inc.	3,648
300	Chatham Lodging Trust	6,828
356	Chesapeake Lodging Trust	9,644
100	Community Healthcare Trust, Inc.	2,810
800	CoreCivic, Inc.	18,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (65.0%)	Value
Real Estate (8.9%) - continued
250	CoreSite Realty Corporation	$28,475
750	Corporate Office Properties Trust	21,900
3,056	Cousins Properties, Inc.	28,268
4,371	Crown Castle International Corporation	485,225
650	CyrusOne, Inc.	38,695
100	Daito Trust Construction Company, Ltd.	20,373
700	DCT Industrial Trust, Inc.	41,146
17,701	DEXUS Property Group	134,325
1,472	DiamondRock Hospitality Company	16,619
1,517	Digital Realty Trust, Inc.	172,786
1,100	Douglas Emmett, Inc.	45,166
10,046	Duke Realty Corporation	273,352
300	Easterly Government Properties, Inc.	6,402
221	EastGroup Properties, Inc.	19,532
500	Education Realty Trust, Inc.	17,460
456	EPR Properties	29,850
860	Equinix, Inc.	389,769
3,670	Equity Residential	234,036
480	Essex Property Trust, Inc.	115,858
950	Extra Space Storage, Inc.	83,077
500	Federal Realty Investment Trust	66,405
900	First Industrial Realty Trust, Inc.	28,323
400	Four Corners Property Trust, Inc.	10,280
800	Franklin Street Properties Corporation	8,592
14,884	General Growth Properties, Inc.	348,137
900	GEO Group, Inc.	21,240
200	Getty Realty Corporation	5,432
700	Government Properties Income Trust	12,978
12,000	Hang Lung Properties, Ltd.	29,232
3,550	HCP, Inc.	92,584
1,000	Healthcare Realty Trust, Inc.	32,120
200	Hersha Hospitality Trust	3,480
800	Highwoods Properties, Inc.	40,728
1,300	Hospitality Properties Trust	38,805
11,291	Host Hotels & Resorts, Inc.	224,126
20,000	Hysan Development Company, Ltd.	106,107
600	Independence Realty Trust, Inc.	6,054
2,150	Iron Mountain, Inc.	81,119
720	JBG SMITH Properties	25,006
800	Kilroy Realty Corporation	59,720
3,100	Kimco Realty Corporation	56,265
600	Kite Realty Group Trust	11,760
567	Lamar Advertising Company	42,094
800	LaSalle Hotel Properties	22,456
1,600	Lexington Realty Trust	15,440
1,100	Liberty Property Trust	47,311
313	Life Storage, Inc.	27,879
200	LTC Properties, Inc.	8,710
875	Macerich Company	57,470
600	Mack-Cali Realty Corporation	12,936
2,700	Medical Properties Trust, Inc.	37,206
834	Mid-America Apartment Communities, Inc.	83,867
1,200	National Retail Properties, Inc.	51,756
401	National Storage Affiliates Trust	10,931
1,400	Omega Healthcare Investors, Inc.	38,556
500	Pennsylvania REIT	5,945
300	Potlatch Corporation	14,970
5,845	Prologis, Inc.	377,061
100	PS Business Parks, Inc.	12,509
1,468	Public Storage, Inc.	306,812
700	Quality Care Properties, Inc.[h]	9,667
500	Ramco-Gershenson Properties Trust	7,365
900	Rayonier, Inc. REIT	28,467
2,027	Realty Income Corporation	115,580
1,120	Regency Centers Corporation	77,482
750	Retail Opportunity Investments Corporation	14,962
6,000	Road King Infrastructure, Ltd.	10,338
1,329	Sabra Health Care REIT, Inc.	24,945
800	SBA Communications Corporation[h]	130,688
1,723	Senior Housing Property Trust	32,995
3,315	Simon Property Group, Inc.	569,318
800	SL Green Realty Corporation	80,744
30,399	Stockland	106,042
835	Summit Hotel Properties, Inc.	12,717
5,000	Sun Hung Kai Properties, Ltd.	83,245
2,000	Swire Pacific, Ltd.	18,505
638	Tanger Factory Outlet Centers, Inc.	16,913
450	Taubman Centers, Inc.	29,443
2,050	UDR, Inc.	78,966
1,200	Uniti Group, Inc.	21,348
700	Urban Edge Properties	17,843
200	Urstadt Biddle Properties, Inc.	4,348
2,600	Ventas, Inc.	156,026
1,960	Vornado Realty Trust	153,233
1,300	Washington Prime Group, Inc.	9,256
800	Weingarten Realty Investors	26,296
2,799	Welltower, Inc.	178,492
5,600	Weyerhaeuser Company	197,456
200	Whitestone REIT	2,882
14,700	Wing Tai Holdings, Ltd.	25,060

	Total	8,781,464

Telecommunications Services (1.4%)
2,059	Freenet AG	75,970
46,042	KCOM Group plc	56,413
4,300	Nippon Telegraph & Telephone Corporation	202,161
20,100	NTT DOCOMO, Inc.	475,245
5,601	TDC AS	34,420
13,968	Telenor ASA	299,010
6,110	Zayo Group Holdings, Inc.[h]	224,848

	Total	1,368,067

Utilities (0.9%)
566	Canadian Utilities, Ltd.	16,845
6,200	Chubu Electric Power Company, Inc.	76,903
21,339	Dynegy, Inc.[h]	252,867
300	Electric Power Development Company, Ltd.	8,070
149	Elia System Operator SA	8,563
8,796	MDU Resources Group, Inc.	236,436
10,000	Osaka Gas Company, Ltd.	192,294
3,670	Redes Energeticas Nacionais SGPS SA	10,916
3,300	Tokyo Gas Company, Ltd.	75,400
565	Verbund AG	13,616

	Total	891,910

	Total Common Stock (cost $54,474,560)	64,385,183

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Asset-Backed Securities (0.1%)
	Earnest Student Loan Program, LLC
$85,107	2.680%, 7/25/2035, Ser. 2016-C, Class A2[j]	$84,768
	SoFi Consumer Loan Program, LLC
31,851	3.280%, 1/26/2026, Ser. 2017-1, Class Aj	32,168

	Total	116,936

Basic Materials (0.4%)
	Alcoa Nederland Holding BV
15,000	6.750%, 9/30/2024[j]	16,350
	Anglo American Capital plc
13,000	4.125%, 9/27/2022[j]	13,436
	ArcelorMittal SA
50,000	6.000%, 3/1/2021	54,000
	BWAY Holding Company
30,000	5.500%, 4/15/2024[j]	31,200
	Dow Chemical Company
10,000	8.550%, 5/15/2019	10,831
	EI du Pont de Nemours & Company
14,000	2.200%, 5/1/2020	13,987
	First Quantum Minerals, Ltd.
55,000	7.000%, 2/15/2021[j]	57,062
	FMG Resources Property, Ltd.
30,000	5.125%, 5/15/2024[j]	30,375
	Kinross Gold Corporation
7,000	5.125%, 9/1/2021	7,297
	LyondellBasell Industries NV
10,000	5.000%, 4/15/2019	10,267
	Peabody Securities Finance Corporation
30,000	6.375%, 3/31/2025[j]	31,200
	Platform Specialty Products Corporation
20,000	5.875%, 12/1/2025[j]	19,850
	RPM International, Inc., Convertible
8,000	2.250%, 12/15/2020	9,235
	Sherwin-Williams Company
13,000	2.250%, 5/15/2020	12,956
	Steel Dynamics, Inc.
30,000	5.000%, 12/15/2026	31,725
	Vale Overseas, Ltd.
7,000	5.875%, 6/10/2021	7,623
	Xstrata Finance Canada, Ltd.
10,000	4.950%, 11/15/2021[j]	10,670

	Total	368,064

Capital Goods (0.4%)
	AECOM
50,000	5.875%, 10/15/2024	54,160
	Ashtead Capital, Inc.
20,000	4.125%, 8/15/2025[j]	20,200
	Bombardier, Inc.
30,000	7.500%, 3/15/2025[j]	30,225
	Building Materials Corporation of America
50,000	6.000%, 10/15/2025[j]	53,375
	Cemex SAB de CV
55,000	5.700%, 1/11/2025[j]	58,025
	Cintas Corporation No. 2
10,000	2.900%, 4/1/2022	10,088
	Crown Americas Capital Corporation IV
50,000	4.500%, 1/15/2023	50,750
	General Electric Company
16,000	5.000%, 1/21/2021[b,k]	16,490
	Lockheed Martin Corporation
10,000	2.500%, 11/23/2020	10,063
	Rockwell Collins, Inc.
10,000	1.950%, 7/15/2019	9,948
	Roper Industries, Inc.
11,000	2.050%, 10/1/2018	10,998
	United Rentals North America, Inc.
55,000	5.500%, 7/15/2025	58,300

	Total	382,622

Collateralized Mortgage Obligations (1.4%)
	Alternative Loan Trust
106,009	5.500%, 10/25/2035, Ser. 2005-47CB, Class A7	90,289
	Angel Oak Mortgage Trust
4,965	4.500%, 11/25/2045, Ser. 2015-1, Class A*,l	4,938
	Banc of America Alternative Loan Trust
35,558	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	32,004
	CHL Mortgage Pass-Through Trust
58,725	3.396%, 1/25/2036, Ser. 2005-31, Class 4A2[b]	53,349
	Citigroup Mortgage Loan Trust, Inc.
15,877	3.613%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	13,293
	CitiMortgage Alternative Loan Trust
62,310	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	58,794
	Countrywide Alternative Loan Trust
60,127	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	40,400
190,696	6.000%, 4/25/2037, Ser. 2007-7T2, Class A9	132,198
	Credit Suisse First Boston Mortgage Securities Corporation
31,427	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	30,554
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
38,424	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	39,456
	J.P. Morgan Alternative Loan Trust
106,048	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	94,367
	J.P. Morgan Mortgage Trust
54,904	3.300%, 6/25/2035, Ser. 2005-A3, Class 3A4[b]	55,050
37,424	3.664%, 6/25/2035, Ser. 2005-A3, Class 4A1[b]	37,815
37,306	3.583%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	37,181
52,003	3.554%, 1/25/2037, Ser. 2006-A7, Class 2A2[b]	52,333

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Collateralized Mortgage Obligations (1.4%) - continued
	Mill City Mortgage Loan Trust
$84,180	2.750%, 11/25/2058, Ser. 2017-1, Class A1[b,j]	$84,136
	MortgageIT Trust
44,862	1.812%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	44,574
	New York Mortgage Trust
49,704	3.644%, 5/25/2036, Ser. 2006-1, Class 2A3[b]	48,316
	Residential Accredit Loans, Inc. Trust
48,186	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	46,930
	Residential Funding Mortgage Security I Trust
51,978	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	49,135
	Structured Adjustable Rate Mortgage Loan Trust
62,268	3.712%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	50,561
	Structured Asset Mortgage Investments, Inc.
105,241	1.862%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	94,557
	WaMu Mortgage Pass Through Certificates
47,720	3.287%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	46,398
91,946	1.803%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	84,551
	Wells Fargo Mortgage Backed Securities Trust
35,630	3.545%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	36,065
34,695	3.376%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	34,454
26,176	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	26,254

	Total	1,417,952

Communications Services (0.6%)
	America Movil SAB de CV
10,000	5.000%, 10/16/2019	10,450
	American Tower Corporation
10,000	2.800%, 6/1/2020	10,062
	AT&T, Inc.
10,000	5.875%, 10/1/2019	10,594
7,000	5.200%, 3/15/2020	7,399
10,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b]	10,119
18,000	2.850%, 2/14/2023	18,069
	British Sky Broadcasting Group plc
14,000	2.625%, 9/16/2019[j]	14,026
	CCOH Safari, LLC
30,000	5.750%, 2/15/2026[j]	31,162
	CenturyLink, Inc.
35,000	6.450%, 6/15/2021	35,350
	Charter Communications Operating, LLC
10,000	3.579%, 7/23/2020	10,186
5,000	4.464%, 7/23/2022	5,216
	Clear Channel Worldwide Holdings, Inc.
40,000	6.500%, 11/15/2022	40,650
	Comcast Corporation
14,000	1.625%, 1/15/2022	13,537
	Crown Castle International Corporation
5,000	3.400%, 2/15/2021	5,106
	CSC Holdings, LLC
5,000	5.500%, 4/15/2027[j]	5,100
	Digicel, Ltd.
56,748	6.000%, 4/15/2021*	55,854
	DISH Network Corporation, Convertible
8,000	3.375%, 8/15/2026	8,705
	Level 3 Financing, Inc.
30,000	5.250%, 3/15/2026	29,446
	Moody’s Corporation
7,000	2.750%, 12/15/2021	7,008
	Neptune Finco Corporation
30,000	10.875%, 10/15/2025[j]	35,625
	Netflix, Inc.
35,000	4.875%, 4/15/2028[j]	34,300
	SFR Group SA
50,000	6.000%, 5/15/2022[j]	50,625
	Sprint Corporation
55,000	7.625%, 2/15/2025	57,612
	Telefonica Emisiones SAU
12,000	3.192%, 4/27/2018	12,042
	Time Warner, Inc.
5,000	4.875%, 3/15/2020	5,261
	Verizon Communications, Inc.
17,000	2.946%, 3/15/2022	17,101
	Viacom, Inc.
14,000	4.250%, 9/1/2023	14,292
	Virgin Media Secured Finance plc
30,000	5.250%, 1/15/2026[j]	30,300
	Windstream Services, LLC
20,000	8.625%, 10/31/2025[j]	19,250

	Total	604,447

Consumer Cyclical (0.9%)
	Allison Transmission, Inc.
45,000	5.000%, 10/1/2024[j]	46,406
	American Honda Finance Corporation
10,000	2.000%, 2/14/2020	9,948
	BMW US Capital, LLC
15,000	1.500%, 4/11/2019[j]	14,895
	Brookfield Residential Properties, Inc.
60,000	6.125%, 7/1/2022[j]	62,700
	Cinemark USA, Inc.
31,000	4.875%, 6/1/2023	31,387
	CVS Health Corporation
7,000	2.750%, 12/1/2022	6,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Consumer Cyclical (0.9%) - continued
	D.R. Horton, Inc.
$9,000	2.550%, 12/1/2020	$8,986
	Delphi Jersey Holdings plc
30,000	5.000%, 10/1/2025[j]	30,375
	Ford Motor Credit Company, LLC
14,000	2.262%, 3/28/2019	13,978
14,000	2.597%, 11/4/2019	14,008
10,000	3.336%, 3/18/2021	10,155
	General Motors Financial Company, Inc.
10,000	2.650%, 4/13/2020	10,002
10,000	4.375%, 9/25/2021	10,518
6,000	3.150%, 6/30/2022	5,995
	Home Depot, Inc.
10,000	2.625%, 6/1/2022	10,055
	Hyundai Capital America
7,000	2.550%, 4/3/2020[j]	6,942
6,000	2.750%, 9/18/2020[j]	5,957
	KB Home
29,000	4.750%, 5/15/2019	29,507
	L Brands, Inc.
33,000	6.625%, 4/1/2021	36,135
	Lennar Corporation
9,000	2.950%, 11/29/2020[j]	8,933
50,000	4.750%, 11/15/2022	52,500
	McDonald’s Corporation
14,000	2.625%, 1/15/2022	14,027
	MGM Resorts International
55,000	6.000%, 3/15/2023	59,400
	Navistar International Corporation
30,000	6.625%, 11/1/2025[j]	31,301
	New Red Finance, Inc.
35,000	4.250%, 5/15/2024[j]	34,913
	Newell Rubbermaid, Inc.
10,000	3.150%, 4/1/2021	10,111
	Nissan Motor Acceptance Corporation
11,000	2.000%, 3/8/2019[j]	10,972
	Prime Security Services Borrower, LLC
45,000	9.250%, 5/15/2023[j]	49,950
	PulteGroup, Inc.
30,000	4.250%, 3/1/2021	30,900
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	10,078
	Royal Caribbean Cruises, Ltd.
51,748	5.250%, 11/15/2022	56,820
	Scientific Games International, Inc.
30,000	7.000%, 1/1/2022[j]	31,613
	Toll Brothers Finance Corporation
20,000	4.000%, 12/31/2018	20,325
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,991
	Volkswagen Group of America Finance, LLC
9,000	2.450%, 11/20/2019[j]	8,993
	Yum! Brands, Inc.
55,000	5.000%, 6/1/2024[j]	56,719

	Total	862,390

	Abbott Laboratories
14,000	2.550%, 3/15/2022	13,854
11,000	3.400%, 11/30/2023	11,189
	AbbVie, Inc.
14,000	2.500%, 5/14/2020	14,042
7,000	2.900%, 11/6/2022	7,013
	Albertsons Companies, LLC
40,000	6.625%, 6/15/2024	38,200
	Amgen, Inc.
13,000	2.650%, 5/11/2022	12,963
	Anheuser-Busch InBev Finance, Inc.
15,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	15,479
10,000	2.650%, 2/1/2021	10,049
7,000	3.300%, 2/1/2023	7,162
	Becton, Dickinson and Company
14,000	3.125%, 11/8/2021	14,116
	Boston Scientific Corporation
5,000	6.000%, 1/15/2020	5,337
	Bunge Limited Finance Corporation
10,000	3.500%, 11/24/2020	10,208
	CVS Health Corporation
10,000	2.250%, 12/5/2018	10,013
	Envision Healthcare Corporation
50,000	5.125%, 7/1/2022[j]	48,500
	Express Scripts Holding Company
7,000	4.750%, 11/15/2021	7,457
	Forest Laboratories, LLC
4,000	4.875%, 2/15/2021[j]	4,234
	HCA, Inc.
26,748	4.750%, 5/1/2023	27,550
	JBS USA, LLC
55,000	5.750%, 6/15/2025[j]	52,937
	Laboratory Corporation of America Holdings
5,000	2.625%, 2/1/2020	5,013
	Mead Johnson Nutrition Company
10,000	3.000%, 11/15/2020	10,149
	Medtronic Global Holdings SCA
14,000	1.700%, 3/28/2019	13,941
	Molson Coors Brewing Company
14,000	2.250%, 3/15/2020	13,928
	Mondelez International Holdings Netherlands BV
5,000	2.000%, 10/28/2021[j]	4,864
	Mylan NV
14,000	3.150%, 6/15/2021	14,077
	Pernod Ricard SA
5,000	5.750%, 4/7/2021[j]	5,488
	Pinnacle Foods, Inc.
50,000	5.875%, 1/15/2024	52,875
	Reynolds American, Inc.
6,000	3.250%, 6/12/2020	6,096
	Shire Acquisitions Investments Ireland Designated Activity Company
12,000	2.400%, 9/23/2021	11,810
	Simmons Foods, Inc.
30,000	5.750%, 11/1/2024[j]	29,737
	Smithfield Foods, Inc.
11,000	2.700%, 1/31/2020[j]	10,928

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Consumer Non-Cyclical (0.6%) - continued
	Tenet Healthcare Corporation
$50,000	8.125%, 4/1/2022	$50,875
	Teva Pharmaceutical Finance Netherlands III BV
10,000	2.200%, 7/21/2021	9,134
	TreeHouse Foods, Inc.
40,000	4.875%, 3/15/2022	40,450
	Valeant Pharmaceuticals International
26,748	7.250%, 7/15/2022[j]	27,049
	VPII Escrow Corporation
25,000	7.500%, 7/15/2021[j]	25,469
	Zoetis, Inc.
9,000	3.450%, 11/13/2020	9,212

	Total	651,398

Energy (0.7%)
	Alliance Resource Operating Partners, LP
35,000	7.500%, 5/1/2025[j]	37,187
	Anadarko Petroleum Corporation
10,000	8.700%, 3/15/2019	10,721
	Antero Resources Corporation
35,000	5.125%, 12/1/2022	35,700
	BP Capital Markets plc
7,000	2.315%, 2/13/2020	7,017
	Buckeye Partners, LP
17,000	2.650%, 11/15/2018	17,049
	Cenovus Energy, Inc.
7,000	3.800%, 9/15/2023	7,069
	Concho Resources, Inc.
15,000	4.375%, 1/15/2025	15,600
	Continental Resources, Inc.
7,000	5.000%, 9/15/2022	7,105
	Crestwood Midstream Partners, LP
40,000	6.250%, 4/1/2023	41,568
	Encana Corporation
9,000	3.900%, 11/15/2021	9,249
	Energy Transfer Equity, LP
55,000	5.500%, 6/1/2027	56,100
	EQT Corporation
10,000	8.125%, 6/1/2019	10,769
	Exxon Mobil Corporation
10,000	1.708%, 3/1/2019	9,976
	Kinder Morgan Energy Partners, LP
14,000	3.450%, 2/15/2023	14,069
	Marathon Oil Corporation
6,000	2.700%, 6/1/2020	6,000
	Marathon Petroleum Corporation
10,000	3.400%, 12/15/2020	10,217
	MEG Energy Corporation
33,000	6.375%, 1/30/2023[j]	28,050
	MPLX, LP
10,000	4.500%, 7/15/2023	10,564
55,000	4.875%, 12/1/2024	59,272
	ONEOK, Inc.
10,000	7.500%, 9/1/2023	11,901
	Parsley Energy, LLC
15,000	5.625%, 10/15/2027[j]	15,337
	PBF Holding Company, LLC
30,000	7.250%, 6/15/2025	31,537
	Petrobras Global Finance BV
10,000	8.375%, 5/23/2021	11,405
13,000	7.375%, 1/17/2027	14,313
	Petroleos Mexicanos
10,000	6.375%, 2/4/2021	10,870
	Regency Energy Partners, LP
50,000	5.000%, 10/1/2022	53,292
	Rowan Companies, Inc.
5,000	7.375%, 6/15/2025	5,106
	Sabine Pass Liquefaction, LLC
6,000	6.250%, 3/15/2022	6,675
6,000	5.625%, 4/15/2023	6,586
55,000	5.625%, 3/1/2025	60,653
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[j]	10,128
	SRC Energy, Inc.
30,000	6.250%, 12/1/2025[j]	30,675
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	10,398
	Whiting Petroleum Corporation, Convertible
20,000	1.250%, 4/1/2020	18,400
	Williams Partners, LP
14,000	4.000%, 11/15/2021	14,477

	Total	705,035

Financials (1.8%)
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	10,135
	Air Lease Corporation
5,000	2.625%, 9/4/2018	5,015
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	40,500
	American Express Credit Corporation
7,000	1.715%, (LIBOR 3M + 0.330%), 5/3/2019[b]	7,014
7,000	2.200%, 3/3/2020	6,978
10,000	2.624%, (LIBOR 3M + 1.050%), 9/14/2020[b]	10,178
	Bank of America Corporation
6,000	2.369%, 7/21/2021[b]	5,989
15,000	3.419%, 12/20/2028[b,j]	14,999
	Bank of Montreal
8,000	1.500%, 7/18/2019	7,922
	Bank of New York Mellon Corporation
14,000	2.600%, 2/7/2022	14,030
	Bank of Nova Scotia
10,000	2.700%, 3/7/2022	9,999
	Barclays plc
14,000	3.200%, 8/10/2021	14,075
	BB&T Corporation
16,000	2.050%, 6/19/2018	16,008
	Blackstone Mortgage Trust, Inc., Convertible
50,000	5.250%, 12/1/2018	58,688
	Capital One Financial Corporation
6,000	2.500%, 5/12/2020	5,992
18,000	3.050%, 3/9/2022	18,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Financials (1.8%) - continued
	Citigroup, Inc.
$14,000	2.450%, 1/10/2020	$14,006
14,000	2.650%, 10/26/2020	14,046
21,000	2.350%, 8/2/2021	20,769
7,000	2.750%, 4/25/2022	6,985
	CNA Financial Corporation
10,000	5.750%, 8/15/2021	10,948
	Commonwealth Bank of Australia
14,000	2.250%, 3/10/2020[j]	13,956
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
12,000	3.950%, 11/9/2022	12,509
	Credit Agricole SA
7,000	3.375%, 1/10/2022[j]	7,108
	Credit Suisse Group Funding Guernsey, Ltd.
21,000	3.800%, 9/15/2022	21,659
	Credit Suisse Group Funding, Ltd.
14,000	3.125%, 12/10/2020	14,177
	DDR Corporation
10,000	3.500%, 1/15/2021	10,150
	Deutsche Bank AG
21,000	4.250%, 10/14/2021	21,901
	Discover Bank
4,000	8.700%, 11/18/2019	4,398
	Fifth Third Bancorp
6,000	2.600%, 6/15/2022	5,964
	Goldman Sachs Group, Inc.
12,000	7.500%, 2/15/2019	12,681
12,000	5.375%, 5/10/2020[b,k]	12,298
10,000	2.600%, 12/27/2020	9,998
14,000	5.250%, 7/27/2021	15,172
10,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	10,146
14,000	3.000%, 4/26/2022	14,054
	Goldman Sachs Group, Inc., Convertible
375,000	0.500%, 9/24/2022[c]	570,892
	Guardian Life Global Funding
10,000	2.000%, 4/26/2021[j]	9,795
	Hartford Financial Services Group, Inc.
17,000	6.000%, 1/15/2019	17,613
	HCP, Inc.
10,000	3.750%, 2/1/2019	10,120
	Hospitality Properties Trust
10,000	4.250%, 2/15/2021	10,341
	HSBC Holdings plc
20,000	3.400%, 3/8/2021	20,440
14,000	6.875%, 6/1/2021[b,k]	15,085
	Huntington Bancshares, Inc.
10,000	3.150%, 3/14/2021	10,156
	Icahn Enterprises, LP
15,000	6.750%, 2/1/2024	15,413
15,000	6.375%, 12/15/2025[j]	15,002
	International Lease Finance Corporation
14,000	4.625%, 4/15/2021	14,737
14,000	5.875%, 8/15/2022	15,508
	Intesa Sanpaolo SPA
4,000	3.875%, 1/16/2018	4,003
	J.P. Morgan Chase & Company
8,000	6.300%, 4/23/2019	8,422
5,000	2.250%, 1/23/2020	4,996
9,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	9,051
10,000	2.776%, 4/25/2023[b]	10,008
14,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	14,362
	KeyCorp
12,000	2.300%, 12/13/2018	12,018
	Liberty Mutual Group, Inc.
4,000	5.000%, 6/1/2021[j]	4,278
	Lincoln National Corporation
8,000	6.250%, 2/15/2020	8,614
	Mitsubishi UFJ Financial Group, Inc.
7,000	2.998%, 2/22/2022	7,044
	Morgan Stanley
14,000	2.800%, 6/16/2020	14,125
10,000	2.500%, 4/21/2021	9,982
12,000	5.500%, 7/28/2021	13,125
14,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[b]	14,232
6,000	2.750%, 5/19/2022	5,977
10,000	4.875%, 11/1/2022	10,767
	MPT Operating Partnership, LP
40,000	5.500%, 5/1/2024	41,400
	National City Corporation
8,000	6.875%, 5/15/2019	8,481
	New York Life Global Funding
10,000	1.550%, 11/2/2018[j]	9,965
	Nomura Holdings, Inc.
8,000	2.750%, 3/19/2019	8,059
	Park Aerospace Holdings, Ltd.
20,000	5.500%, 2/15/2024[j]	19,850
	PNC Bank NA
11,000	2.450%, 11/5/2020	11,016
	Quicken Loans, Inc.
55,000	5.750%, 5/1/2025[j]	56,926
	Realty Income Corporation
10,000	5.750%, 1/15/2021	10,827
	Regions Bank
7,000	7.500%, 5/15/2018	7,140
	Regions Financial Corporation
10,000	3.200%, 2/8/2021	10,174
	Reinsurance Group of America, Inc.
10,000	4.700%, 9/15/2023	10,725
	Royal Bank of Canada
14,000	2.125%, 3/2/2020	13,957
	Royal Bank of Scotland Group plc
9,000	8.625%, 8/15/2021[b,k]	10,136
	Simon Property Group, LP
10,000	2.500%, 9/1/2020	10,036
15,000	2.500%, 7/15/2021	15,037
	Standard Chartered plc
2,000	2.100%, 8/19/2019[j]	1,987
	State Street Corporation
10,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	10,182
	Sumitomo Mitsui Financial Group, Inc.
12,000	2.934%, 3/9/2021	12,113

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Financials (1.8%) - continued
$6,000	2.784%, 7/12/2022	$5,965
	SunTrust Banks, Inc.
10,000	2.900%, 3/3/2021	10,111
	Synchrony Financial
5,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	5,070
	Toronto-Dominion Bank
10,000	2.203%, (LIBOR 3M + 0.840%), 1/22/2019[b]	10,075
10,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	10,189
	UBS Group Funding Jersey, Ltd.
12,000	3.000%, 4/15/2021[j]	12,083
	UnitedHealth Group, Inc.
10,000	3.350%, 7/15/2022	10,325
	Voya Financial, Inc.
5,000	2.900%, 2/15/2018	5,005
	Wells Fargo & Company
8,000	2.100%, 7/26/2021	7,865
14,000	2.475%, (LIBOR 3M + 1.110%), 1/24/2023[b]	14,278
10,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[b]	10,266
	Welltower, Inc.
10,000	4.950%, 1/15/2021	10,625

	Total	1,754,545

Foreign Government (2.2%)
	Argentina Government International Bond
87,000	7.500%, 4/22/2026	98,410
37,000	6.875%, 1/26/2027	40,423
82,150	8.280%, 12/31/2033	96,854
27,000	7.125%, 7/6/2036	29,255
68,266	2.500%, 12/31/2038[l]	50,186
32,000	7.625%, 4/22/2046	36,096
	Brazil Government International Bond
35,000	6.000%, 4/7/2026	39,113
46,000	7.125%, 1/20/2037	55,430
54,000	5.000%, 1/27/2045	50,328
23,000	5.625%, 2/21/2047	23,495
	Colombia Government International Bond
43,000	2.625%, 3/15/2023	42,032
25,000	7.375%, 9/18/2037	33,775
52,000	5.625%, 2/26/2044	59,540
54,000	5.000%, 6/15/2045	57,105
	Indonesia Government International Bond
60,000	4.875%, 5/5/2021[j]	63,990
45,000	3.375%, 4/15/2023[j]	45,403
59,000	5.875%, 1/15/2024[j]	67,089
16,000	4.125%, 1/15/2025[j]	16,611
30,000	4.750%, 1/8/2026[j]	32,590
45,000	8.500%, 10/12/2035[j]	67,431
17,000	6.750%, 1/15/2044[j]	22,594
	Mexico Government International Bond
10,000	5.750%, 10/12/2110	10,650
28,000	4.150%, 3/28/2027	29,036
18,000	6.750%, 9/27/2034	23,400
56,000	4.750%, 3/8/2044	56,616
36,000	5.550%, 1/21/2045	40,500
31,000	4.600%, 1/23/2046	30,566
	Panama Government International Bond
27,000	4.000%, 9/22/2024	28,715
42,000	3.750%, 3/16/2025	43,785
40,000	6.700%, 1/26/2036	53,240
	Peru Government International Bond
21,000	5.625%, 11/18/2050	26,943
47,000	8.750%, 11/21/2033	74,025
	Philippines Government International Bond
40,000	7.750%, 1/14/2031	57,034
18,000	5.000%, 1/13/2037	21,258
	Russia Government International Bond
60,000	5.625%, 4/4/2042[j]	67,200
	South Africa Government International Bond
50,000	5.500%, 3/9/2020	52,486
75,000	4.875%, 4/14/2026	76,655
	Turkey Government International Bond
34,000	7.000%, 6/5/2020	36,680
75,000	5.125%, 3/25/2022	77,737
56,000	5.750%, 3/22/2024	59,258
79,000	4.250%, 4/14/2026	75,302
25,000	4.875%, 10/9/2026	24,658
56,000	6.875%, 3/17/2036	62,412
36,000	6.750%, 5/30/2040	39,613
55,000	6.625%, 2/17/2045	59,319

	Total	2,154,838

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
150,000	3.000%, 1/1/2033[e]	152,790
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
500,000	4.000%, 1/1/2048[e]	523,050
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
250,000	3.000%, 1/1/2048[e]	250,050
1,775,000	3.500%, 1/1/2048[e]	1,823,458
1,300,000	4.000%, 1/1/2048[e]	1,360,190
200,000	4.500%, 1/1/2048[e]	212,780

	Total	4,322,318

Technology (0.8%)
	Alliance Data Systems Corporation
30,000	5.375%, 8/1/2022[j]	30,225
	Apple, Inc.
14,000	2.850%, 5/6/2021	14,223
13,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[b]	13,083
11,000	2.400%, 1/13/2023	10,904
	Broadcom Corporation
14,000	2.375%, 1/15/2020[j]	13,905

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Technology (0.8%) - continued
	CommScope Technologies Finance, LLC
$25,000	6.000%, 6/15/2025[j]	$26,562
	Diamond 1 Finance Corporation
10,000	3.480%, 6/1/2019[j]	10,124
14,000	5.450%, 6/15/2023[j]	15,127
	Equinix, Inc.
40,000	5.750%, 1/1/2025	42,450
	Fidelity National Information Services, Inc.
6,000	3.625%, 10/15/2020	6,164
	Harland Clarke Holdings Corporation
30,000	8.375%, 8/15/2022[j]	31,154
	Hewlett Packard Enterprise Company
17,000	3.600%, 10/15/2020	17,356
	Intel Corporation
15,000	1.700%, 5/19/2021	14,730
10,000	3.100%, 7/29/2022	10,285
	Iron Mountain, Inc.
21,748	6.000%, 8/15/2023	22,727
	Microchip Technology, Inc., Convertible
80,000	1.625%, 2/15/2027[j]	93,750
	Micron Technology, Inc., Convertible
30,000	2.375%, 5/1/2032	128,456
38,000	3.000%, 11/15/2043	54,791
	Microsoft Corporation
14,000	2.400%, 2/6/2022	14,003
	NXP BV
35,000	3.875%, 9/1/2022[j]	35,394
	NXP Semiconductors NV, Convertible
60,000	1.000%, 12/1/2019	73,988
	Oracle Corporation
10,000	2.500%, 5/15/2022	10,015
	Seagate HDD Cayman
15,000	4.750%, 1/1/2025	14,727
	Sensata Technologies BV
50,000	4.875%, 10/15/2023[j]	52,250
	Texas Instruments, Inc.
10,000	1.750%, 5/1/2020	9,912

	Total	766,305

Transportation (0.1%)
	Air Canada Pass Through Trust
4,274	3.875%, 3/15/2023[j]	4,327
	American Airlines Pass Through Trust
5,836	4.950%, 1/15/2023	6,211
	Avis Budget Car Rental, LLC
20,000	5.125%, 6/1/2022[j]	20,250
	Delta Air Lines, Inc.
5,529	4.950%, 5/23/2019	5,674
10,000	2.875%, 3/13/2020	10,067
	J.B. Hunt Transport Services, Inc.
10,000	3.300%, 8/15/2022	10,129
	United Airlines Pass Through Trust
10,000	3.700%, 12/1/2022	10,210
	United Continental Holdings, Inc.
30,000	4.250%, 10/1/2022	30,075

	Total	96,943

Utilities (0.2%)
	Alabama Power Company
7,000	2.450%, 3/30/2022	6,955
	Ameren Corporation
10,000	2.700%, 11/15/2020	10,032
	Arizona Public Service Company
5,000	2.200%, 1/15/2020	4,985
	Berkshire Hathaway Energy Company
14,000	2.400%, 2/1/2020	14,065
	Calpine Corporation
20,000	5.375%, 1/15/2023	19,475
	Consolidated Edison, Inc.
7,000	2.000%, 3/15/2020	6,961
	Dominion Energy, Inc.
12,000	2.579%, 7/1/2020	12,004
	DTE Energy Company
14,000	2.400%, 12/1/2019	13,982
	Dynegy, Inc.
55,000	7.375%, 11/1/2022	58,025
	Edison International
7,000	2.125%, 4/15/2020	6,938
	Emera U.S. Finance, LP
5,000	2.150%, 6/15/2019	4,980
	Eversource Energy
5,000	1.600%, 1/15/2018	4,999
	Exelon Generation Company, LLC
8,000	5.200%, 10/1/2019	8,378
10,000	2.950%, 1/15/2020	10,102
	Fortis, Inc.
5,000	2.100%, 10/4/2021	4,880
	NextEra Energy Capital Holdings, Inc.
10,000	2.300%, 4/1/2019	9,994
	PG&E Corporation
8,000	2.400%, 3/1/2019	8,004
	PPL Capital Funding, Inc.
5,000	3.500%, 12/1/2022	5,140
	PSEG Power, LLC
9,000	3.000%, 6/15/2021	9,078
	Sempra Energy
14,000	6.150%, 6/15/2018	14,260
5,000	2.400%, 3/15/2020	4,997
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,964
	Southern Company
10,000	1.850%, 7/1/2019	9,939
6,000	2.350%, 7/1/2021	5,964

	Total	259,101

	Total Long-Term Fixed Income (cost $13,918,933)	14,462,894

Shares	Registered Investment Companies (6.0%)
Affiliated Fixed Income Holdings (1.7%)
167,405	Thrivent Core Emerging Markets Debt Fund	1,655,633

	Total	1,655,633

Equity Funds/Exchange Traded Funds (2.4%)
2,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	27,079

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Registered Investment Companies (6.0%)	Value
Equity Funds/Exchange Traded Funds (2.4%) - continued
2,393	BlackRock Resources & Commodities Strategy Trust	$23,380
1,025	Guggenheim Multi-Asset Income ETF	22,980
1,512	iShares MSCI EAFE Index Fund	106,309
21,050	Materials Select Sector SPDR Fund	1,274,156
1,850	Powershares S&P SmallCap Information Technology Portfolio	141,525
14,910	Utilities Select Sector SPDR Fund	785,459

	Total	2,380,888

Fixed Income Funds/Exchange Traded Funds (1.9%)
12,047	Aberdeen Asia-Pacific Income Fund, Inc.	58,789
11,462	MFS Intermediate Income Trust	47,567
17,800	Powershares ETF	456,748
18,944	PowerShares Preferred Portfolio	281,508
26,000	PowerShares Senior Loan Portfolio	599,040
9,283	Templeton Global Income Fund	59,968
4,045	Vanguard Short-Term Corporate Bond ETF	320,769
4,450	Western Asset Emerging Markets Debt Fund, Inc.	69,198
7,030	Western Asset High Income Opportunity Fund, Inc.	35,642

	Total	1,929,229

	Total Registered Investment Companies (cost $5,693,822)	5,965,750

	Preferred Stock (0.3%)
Consumer Staples (0.3%)
196	Bunge, Ltd., Convertible, 4.875%[k]	20,392
2,237	Henkel AG & Company KGaA, 1.620%	295,407

	Total	315,799

Energy (<0.1%)
355	Alpha Natural Resources, Inc., 0.000%[h]	8,165
355	ANR Holdings, Inc., 0.000%[h]	2,219

	Total	10,384

Industrials (<0.1%)
105	Stanley Black & Decker, Inc., Convertible, 5.375%	12,889

	Total	12,889

	Total Preferred Stock (cost $339,109)	339,072

	Collateral Held for Securities Loaned (1.4%)
1,361,300	Thrivent Cash Management Trust	1,361,300

	Total Collateral Held for Securities Loaned (cost $1,361,300)	1,361,300

Shares or Principal Amount	Short-Term Investments (10.5%)
	Federal Home Loan Bank Discount Notes
100,000	1.096%, 1/17/2018[m,n]	99,946
100,000	1.250%, 2/6/2018[m,n]	99,872
100,000	1.270%, 2/9/2018[m,n]	99,860
100,000	1.300%, 2/16/2018[m,n]	99,835
	Thrivent Core Short-Term Reserve Fund
999,101	1.510%	9,991,017

	Total Short-Term Investments (cost $10,390,539)	10,390,530

	Total Investments (cost $94,609,074) 106.3%	$105,297,001

	Other Assets and Liabilities, Net (6.3%)	(6,284,316)

	Total Net Assets 100.0%	$99,012,685

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h	Non-income producing security.
i	All or a portion of the security is on loan.
j	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $2,553,964 or 2.6% of total net assets.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Growth and Income Plus Portfolio as of December 31, 2017 was $60,792 or 0.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	3/4/2016	$4,915
Digicel, Ltd., 4/15/2021	8/19/2013	56,828

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Growth and Income Plus Portfolio as of December 31, 2017:

Securities Lending Transactions

Common Stock	$1,325,988

Total lending	$1,325,988
Gross amount payable upon return of collateral for securities loaned	$1,361,300

Net amounts due to counterparty	$35,312

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (3.4%)[a]	Value
Basic Materials (0.4%)
	Contura Energy, Inc., Term Loan
$3,429,787	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	$3,378,341

	Total	3,378,341

Capital Goods (0.2%)
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,729,957	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	1,727,068

	Total	1,727,068

Communications Services (2.1%)
	Cengage Learning Acquisitions, Term Loan
4,160,088	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	3,962,484
	CenturyLink, Inc., Term Loan
1,950,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,878,708
	Frontier Communications Corporation, Term Loan
4,253,625	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	4,072,846
	IMG Worldwide, Inc., Term Loan
2,166,667	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	2,166,666
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,675,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	2,588,062
	New LightSquared, Term Loan
3,482,097	20.531%,PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,d]	3,225,293

	Total	17,894,059

Consumer Cyclical (0.4%)
	Mohegan Tribal Gaming Authority, Term Loan
3,271,752	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	3,296,813

	Total	3,296,813

Consumer Non-Cyclical (0.2%)
	Revlon Consumer Products Corporation, Term Loan
2,134,596	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	1,580,263

	Total	1,580,263

Energy (0.1%)
	Chesapeake Energy Corporation, Term Loan
1,050,000	8.954%, (LIBOR 3M + 7.500%), 8/23/2021[b]	1,116,150

	Total	1,116,150

	Total Bank Loans (cost $29,239,956)	28,992,694

	Long-Term Fixed Income (88.8%)
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
1,622,732	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[e]	1,188,470

	Total	1,188,470

Basic Materials (8.7%)
	Alcoa Nederland Holding BV
1,575,000	6.750%, 9/30/2024[f]	1,716,750
1,575,000	7.000%, 9/30/2026[f]	1,767,937
	Alpha 3 BV
1,300,000	6.250%, 2/1/2025[f]	1,332,500
	Anglo American Capital plc
4,205,000	4.750%, 4/10/2027[f]	4,399,831
	ArcelorMittal SA
2,065,000	6.000%, 3/1/2021	2,230,200
	Big River Steel, LLC
2,540,000	7.250%, 9/1/2025[f]	2,686,050
	BWAY Holding Company
2,670,000	5.500%, 4/15/2024[f]	2,776,800
	Chemours Company
2,140,000	5.375%, 5/15/2027	2,214,900
	Cleveland-Cliffs, Inc.
3,205,000	5.750%, 3/1/2025[f]	3,056,769
	Consolidated Energy Finance SA
2,670,000	6.875%, 6/15/2025[f]	2,830,200
	First Quantum Minerals, Ltd.
2,140,000	7.000%, 2/15/2021[f]	2,220,250
2,675,000	7.250%, 4/1/2023[f]	2,882,313
	FMG Resources Property, Ltd.
3,200,000	5.125%, 5/15/2024[f]	3,240,000
	GCP Applied Technologies, Inc.
1,440,000	9.500%, 2/1/2023[f]	1,598,400
	Grinding Media, Inc.
3,500,000	7.375%, 12/15/2023[f]	3,757,950
	Hexion, Inc.
1,590,000	6.625%, 4/15/2020	1,427,025
1,600,000	10.375%, 2/1/2022[f]	1,489,000
	Hudbay Minerals, Inc.
375,000	7.250%, 1/15/2023[f]	397,500
750,000	7.625%, 1/15/2025[f]	821,250
	INEOS Group Holdings SA
3,145,000	5.625%, 8/1/2024[f]	3,278,662
	Krayton Polymers, LLC
2,675,000	7.000%, 4/15/2025[f]	2,862,250
	Mercer International, Inc.
2,675,000	5.500%, 1/15/2026[f]	2,715,125
	Midwest Vanadium, Pty. Ltd.
3,197,756	11.500%, 2/15/2018*,g,h	4,701
	Novelis Corporation
1,570,000	6.250%, 8/15/2024[f]	1,644,575
2,240,000	5.875%, 9/30/2026[f]	2,284,800
	Peabody Securities Finance Corporation
3,180,000	6.000%, 3/31/2022[f]	3,299,250
	Platform Specialty Products Corporation
3,500,000	5.875%, 12/1/2025[f]	3,473,750
	Teck Resources, Ltd.
1,050,000	8.500%, 6/1/2024[f]	1,186,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (88.8%)	Value
Basic Materials (8.7%) - continued
	Trinseo Materials Operating SCA
$3,200,000	5.375%, 9/1/2025[f]	$3,312,000
	Tronox Finance, LLC
3,180,000	7.500%, 3/15/2022[f]	3,323,100
	United States Steel Corporation
2,135,000	6.875%, 8/15/2025	2,228,513
	Versum Materials, Inc.
1,570,000	5.500%, 9/30/2024[f]	1,679,900

	Total	74,138,751

Capital Goods (10.0%)
	Abengoa Abnewco 2 SAU
2,189,074	0.250%, PIK 1.250%, 9/29/2022[d,f]	358,461
	ABG Orphan Holdco SARL
270,190	1.132%, PIK 12.868%, 2/28/2021[d,f]	278,798
773,381	5.000%, PIK 9.000%, 2/28/2021[d,f]	823,264
	Advanced Disposal Services, Inc.
3,155,000	5.625%, 11/15/2024[f]	3,225,987
	AECOM
1,065,000	5.875%, 10/15/2024	1,153,608
1,590,000	5.125%, 3/15/2027	1,619,654
	Anixter, Inc.
2,455,000	5.125%, 10/1/2021	2,583,887
	Ardagh Packaging Finance plc
4,190,000	7.250%, 5/15/2024[f]	4,561,862
3,720,000	6.000%, 2/15/2025[f]	3,915,300
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,624,800
	Bombardier, Inc.
5,890,000	7.500%, 3/15/2025[f]	5,934,175
	BWAY Holding Company
2,140,000	7.250%, 4/15/2025[f]	2,209,550
	Cemex SAB de CV
2,750,000	5.700%, 1/11/2025[f]	2,901,250
2,670,000	6.125%, 5/5/2025[f]	2,848,890
	CNH Industrial Capital, LLC
1,800,000	4.375%, 11/6/2020	1,867,500
	CNH Industrial NV
1,800,000	4.500%, 8/15/2023	1,872,324
	Covanta Holding Corporation
1,600,000	5.875%, 7/1/2025	1,608,000
	Crown Cork & Seal Company, Inc.
3,210,000	7.375%, 12/15/2026	3,739,650
	Eagle Materials, Inc.
1,570,000	4.500%, 8/1/2026	1,636,725
	Flex Acquisition Company, Inc.
2,140,000	6.875%, 1/15/2025[f]	2,216,184
	H&E Equipment Services, Inc.
3,610,000	5.625%, 9/1/2025[f]	3,772,450
	Herc Rentals, Inc.
4,105,000	7.750%, 6/1/2024[f]	4,505,238
	James Hardie International Finance Designated Activity Company
1,600,000	5.000%, 1/15/2028[f]	1,612,000
	Masonite International Corporation
3,535,000	5.625%, 3/15/2023[f]	3,695,135
	Owens-Brockway Glass Container, Inc.
3,070,000	5.875%, 8/15/2023[f]	3,307,925
	Reynolds Group Issuer, Inc.
2,175,000	5.125%, 7/15/2023[f]	2,251,125
	Ritchie Bros. Auctioneers, Inc.
1,455,000	5.375%, 1/15/2025[f]	1,502,288
	Summit Materials, LLC
2,650,000	6.125%, 7/15/2023	2,756,000
2,135,000	5.125%, 6/1/2025[f]	2,177,700
	U.S. Concrete, Inc.
2,880,000	6.375%, 6/1/2024	3,088,800
	United Rentals North America, Inc.
1,060,000	5.500%, 7/15/2025	1,123,600
2,620,000	5.875%, 9/15/2026	2,803,400

	Total	84,575,530

Communications Services (14.2%)
	Altice Financing SA
1,840,000	6.625%, 2/15/2023[f]	1,926,664
3,145,000	7.500%, 5/15/2026[f]	3,349,425
	Altice Finco SA
540,000	8.125%, 1/15/2024[f]	564,300
	AMC Networks, Inc.
3,100,000	5.000%, 4/1/2024	3,138,750
	Block Communications, Inc.
2,650,000	6.875%, 2/15/2025[f]	2,775,875
	CBS Radio, Inc.
3,155,000	7.250%, 11/1/2024[f]	3,326,553
	CCO Holdings, LLC
5,500,000	5.875%, 4/1/2024[f]	5,733,750
	CCOH Safari, LLC
2,500,000	5.750%, 2/15/2026[f]	2,596,875
	Clear Channel Worldwide Holdings, Inc.
2,680,000	7.625%, 3/15/2020	2,626,400
3,195,000	6.500%, 11/15/2022	3,246,919
	Digicel Group, Ltd.
1,760,000	8.250%, 9/30/2020[f]	1,731,488
	Digicel, Ltd.
4,670,000	6.000%, 4/15/2021*	4,596,401
	Gray Television, Inc.
3,560,000	5.875%, 7/15/2026[f]	3,649,000
	Intelsat Jackson Holdings SA
2,135,000	7.250%, 10/15/2020	2,006,900
800,000	7.500%, 4/1/2021	728,000
9,565,000	5.500%, 8/1/2023	7,819,388
	Level 3 Financing, Inc.
2,300,000	5.375%, 5/1/2025	2,297,125
1,700,000	5.250%, 3/15/2026	1,668,635
	McGraw-Hill Global Education Holdings, LLC
3,145,000	7.875%, 5/15/2024[f]	3,105,687
	Neptune Finco Corporation
4,733,000	10.875%, 10/15/2025[f]	5,620,438
	Nexstar Escrow Corporation
3,500,000	5.625%, 8/1/2024[f]	3,613,750
	Qualitytech, LP
3,740,000	4.750%, 11/15/2025[f]	3,777,400
	SFR Group SA
3,590,000	6.000%, 5/15/2022[f]	3,634,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (88.8%)	Value
Communications Services (14.2%) - continued
$2,710,000	6.250%, 5/15/2024[f]	$2,716,775
2,620,000	7.375%, 5/1/2026[f]	2,698,600
	Sinclair Television Group, Inc.
1,570,000	5.875%, 3/15/2026[f]	1,632,800
	Sprint Communications, Inc.
5,130,000	6.000%, 11/15/2022	5,130,000
	Sprint Corporation
15,495,000	7.625%, 2/15/2025	16,231,012
	T-Mobile USA, Inc.
3,450,000	6.000%, 4/15/2024	3,657,000
	VeriSign, Inc.
2,630,000	4.750%, 7/15/2027	2,689,175
	Virgin Media Secured Finance plc
1,170,000	5.250%, 1/15/2026[f]	1,181,700
1,050,000	5.500%, 8/15/2026[f]	1,076,250
	Windstream Services, LLC
3,000,000	8.625%, 10/31/2025[f]	2,887,500
	Zayo Group, LLC
3,925,000	6.375%, 5/15/2025	4,150,687
1,860,000	5.750%, 1/15/2027[f]	1,897,200
	Ziggo Bond Finance BV
1,320,000	5.875%, 1/15/2025[f]	1,300,200

	Total	120,783,497

Consumer Cyclical (13.1%)
	Allison Transmission, Inc.
3,835,000	5.000%, 10/1/2024[f]	3,954,844
	American Axle & Manufacturing, Inc.
4,268,000	6.250%, 4/1/2025[f]	4,492,070
	Brookfield Residential Properties, Inc.
3,960,000	6.125%, 7/1/2022[f]	4,138,200
	Choice Hotels International, Inc.
3,445,000	5.750%, 7/1/2022	3,772,275
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,530,937
	Dana Financing Luxembourg SARL
3,925,000	6.500%, 6/1/2026[f]	4,253,719
	Hanesbrands, Inc.
3,070,000	4.875%, 5/15/2026[f]	3,146,750
	Hertz Corporation
2,135,000	7.625%, 6/1/2022[f]	2,236,413
	Hilton Escrow Issuer, LLC
2,650,000	4.250%, 9/1/2024	2,676,500
	Jeld-Wen, Inc.
2,670,000	4.875%, 12/15/2027[f]	2,696,700
	KAR Auction Services, Inc.
2,670,000	5.125%, 6/1/2025[f]	2,736,750
	KB Home
2,000,000	8.000%, 3/15/2020	2,190,000
	L Brands, Inc.
1,570,000	6.625%, 4/1/2021	1,719,150
1,860,000	5.625%, 2/15/2022	1,983,225
	Landry’s, Inc.
3,700,000	6.750%, 10/15/2024[f]	3,764,750
	Lennar Corporation
3,710,000	4.125%, 1/15/2022	3,784,200
1,525,000	4.500%, 4/30/2024	1,563,583
1,590,000	4.750%, 5/30/2025	1,651,612
	Live Nation Entertainment, Inc.
3,265,000	4.875%, 11/1/2024[f]	3,346,625
	LKQ Corporation
4,005,000	4.750%, 5/15/2023	4,095,112
	Mattamy Group Corporation
3,180,000	6.875%, 12/15/2023[f]	3,362,850
1,070,000	6.500%, 10/1/2025[f]	1,131,525
	Navistar International Corporation
3,500,000	6.625%, 11/1/2025[f]	3,651,830
	New Red Finance, Inc.
2,410,000	5.000%, 10/15/2025[f]	2,428,075
	Prime Security Services Borrower, LLC
3,250,000	9.250%, 5/15/2023[f]	3,607,500
	RHP Hotel Properties, LP
790,000	5.000%, 4/15/2021	801,850
960,000	5.000%, 4/15/2023	981,600
	Rite Aid Corporation
3,160,000	6.125%, 4/1/2023[f]	2,851,900
	Scientific Games International, Inc.
2,190,000	6.625%, 5/15/2021	2,261,175
2,120,000	7.000%, 1/1/2022[f]	2,233,950
2,650,000	10.000%, 12/1/2022	2,908,375
	Seminole Indian Tribe of Florida
2,100,000	7.804%, 10/1/2020*	2,121,000
	ServiceMaster Company, LLC
2,670,000	5.125%, 11/15/2024[f]	2,703,375
	Six Flags Entertainment Corporation
5,355,000	4.875%, 7/31/2024[f]	5,435,325
	Station Casinos, LLC
530,000	5.000%, 10/1/2025[f]	532,650
	Studio City Finance, Ltd.
2,665,000	8.500%, 12/1/2020[f]	2,724,962
	Toll Brothers Finance Corporation
2,660,000	4.875%, 11/15/2025	2,779,700
	Tunica-Biloxi Gaming Authority
6,050,000	3.790%, 6/15/2020[c,f]	1,690,446
	Wabash National Corporation
2,145,000	5.500%, 10/1/2025[f]	2,161,088
	Yum! Brands, Inc.
2,090,000	5.250%, 6/1/2026[f]	2,199,725

	Total	111,302,316

Consumer Non-Cyclical (9.1%)
	Air Medical Merger Sub Corporation
3,190,000	6.375%, 5/15/2023[f]	3,062,400
	Albertsons Companies, LLC
2,620,000	6.625%, 6/15/2024	2,502,100
	Alliance One International, Inc.
2,570,000	9.875%, 7/15/2021	2,364,400
	Cott Holdings, Inc.
2,138,000	5.500%, 4/1/2025[f]	2,199,468
	Endo Finance, LLC
530,000	5.875%, 10/15/2024[f]	536,625
	Energizer Holdings, Inc.
4,240,000	5.500%, 6/15/2025[f]	4,416,172
	HCA, Inc.
2,645,000	6.500%, 2/15/2020	2,803,700
4,810,000	5.875%, 3/15/2022	5,146,700
2,035,000	4.750%, 5/1/2023	2,096,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (88.8%)	Value
Consumer Non-Cyclical (9.1%) - continued
$3,705,000	5.375%, 2/1/2025	$3,834,675
	JBS USA, LLC
3,250,000	5.875%, 7/15/2024[f]	3,140,313
3,470,000	5.750%, 6/15/2025[f]	3,339,875
	Mattel, Inc.
400,000	6.750%, 12/31/2025[f]	405,380
	MPH Acquisition Holdings, LLC
4,190,000	7.125%, 6/1/2024[f]	4,462,350
	Pilgrim's Pride Corporation
3,215,000	5.750%, 3/15/2025[f]	3,311,450
	Post Holdings, Inc.
1,590,000	5.500%, 3/1/2025[f]	1,645,650
3,210,000	5.000%, 8/15/2026[f]	3,157,838
	Simmons Foods, Inc.
3,495,000	5.750%, 11/1/2024[f]	3,464,419
	Spectrum Brands, Inc.
2,120,000	5.750%, 7/15/2025	2,231,300
	Teleflex, Inc.
2,525,000	5.250%, 6/15/2024	2,632,312
	Tenet Healthcare Corporation
3,250,000	6.000%, 10/1/2020	3,436,225
530,000	7.500%, 1/1/2022[f,i]	556,500
	Valeant Pharmaceuticals International
2,600,000	7.250%, 7/15/2022[f]	2,629,250
	Valeant Pharmaceuticals International, Inc.
1,590,000	5.625%, 12/1/2021[f]	1,554,225
7,910,000	5.500%, 3/1/2023[f]	7,237,650
1,605,000	5.875%, 5/15/2023[f]	1,486,631
	VPII Escrow Corporation
3,170,000	7.500%, 7/15/2021[f]	3,229,437

	Total	76,883,095

Energy (13.9%)
	Alliance Resource Operating Partners, LP
2,670,000	7.500%, 5/1/2025[f]	2,836,875
	Antero Resources Corporation
1,585,000	5.125%, 12/1/2022	1,616,700
2,640,000	5.625%, 6/1/2023	2,745,600
	California Resources Corporation
3,180,000	8.000%, 12/15/2022[f]	2,623,500
	Centennial Resource Production, LLC
1,875,000	5.375%, 1/15/2026[f]	1,910,156
	Cheniere Corpus Christi Holdings, LLC
2,200,000	7.000%, 6/30/2024	2,503,875
2,750,000	5.875%, 3/31/2025	2,980,313
	Cheniere Energy Partners, LP
4,200,000	5.250%, 10/1/2025[f]	4,273,500
	Chesapeake Energy Corporation
3,446,000	8.000%, 1/15/2025[f]	3,476,153
	Continental Resources, Inc.
3,670,000	5.000%, 9/15/2022	3,725,050
2,610,000	4.500%, 4/15/2023	2,662,200
	CrownRock Finance, Inc.
3,750,000	5.625%, 10/15/2025[f]	3,768,750
	Diamondback Energy, Inc.
2,105,000	4.750%, 11/1/2024	2,112,894
	Endeavor Energy Resources, LP
650,000	5.500%, 1/30/2026[f]	661,375
2,675,000	5.750%, 1/30/2028[f]	2,747,225
	Energy Transfer Equity, LP
2,280,000	4.250%, 3/15/2023	2,262,900
4,245,000	5.500%, 6/1/2027	4,329,900
	Ensco plc
3,740,000	4.500%, 10/1/2024	3,141,600
	Holly Energy Partners, LP
1,455,000	6.000%, 8/1/2024[f]	1,516,837
	Hornbeck Offshore Services, Inc.
2,115,000	5.875%, 4/1/2020	1,411,762
1,590,000	5.000%, 3/1/2021	834,750
	MEG Energy Corporation
3,750,000	6.375%, 1/30/2023[f]	3,187,500
	MPLX, LP
4,740,000	4.875%, 12/1/2024	5,108,131
	Murphy Oil Corporation
1,310,000	6.875%, 8/15/2024	1,398,425
1,870,000	5.750%, 8/15/2025	1,912,075
	Noble Holding International, Ltd.
2,120,000	7.750%, 1/15/2024	1,823,200
	ONEOK, Inc.
2,675,000	7.500%, 9/1/2023	3,183,437
	Parsley Energy, LLC
3,200,000	5.625%, 10/15/2027[f]	3,272,000
	Plains All American Pipeline, LP
3,205,000	4.650%, 10/15/2025	3,301,957
	Precision Drilling Corporation
716,000	6.500%, 12/15/2021	729,425
1,180,000	7.750%, 12/15/2023	1,239,000
1,350,000	5.250%, 11/15/2024	1,272,375
1,070,000	7.125%, 1/15/2026[f]	1,091,400
	Range Resources Corporation
4,180,000	5.000%, 3/15/2023	4,159,100
	Rowan Companies, Inc.
3,475,000	4.875%, 6/1/2022	3,275,187
	Sabine Pass Liquefaction, LLC
2,085,000	5.625%, 3/1/2025	2,299,286
2,620,000	5.875%, 6/30/2026	2,942,788
	Southwestern Energy Company
4,285,000	7.500%, 4/1/2026	4,552,813
	Sunoco, LP
1,330,000	6.375%, 4/1/2023	1,401,487
	Transocean, Inc.
1,070,000	7.500%, 1/15/2026[f]	1,095,734
2,675,000	7.500%, 4/15/2031	2,380,750
	Weatherford International, Ltd.
2,095,000	7.750%, 6/15/2021	2,135,591
2,355,000	4.500%, 4/15/2022	2,131,275
	Whiting Petroleum Corporation
2,140,000	6.625%, 1/15/2026[f]	2,182,800
	Williams Companies, Inc.
2,675,000	4.550%, 6/24/2024	2,775,312
	WPX Energy, Inc.
1,466,000	7.500%, 8/1/2020	1,586,945
2,670,000	8.250%, 8/1/2023	3,030,450

	Total	117,610,358

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (88.8%)	Value
Financials (7.7%)
	Aircastle, Ltd.
$1,920,000	5.000%, 4/1/2023	$2,023,200
3,407,000	4.125%, 5/1/2024	3,458,105
	Ally Financial, Inc.
4,670,000	4.125%, 3/30/2020	4,763,400
2,380,000	4.125%, 2/13/2022	2,433,074
	ASP AMC Merger Sub, Inc.
5,200,000	8.000%, 5/15/2025[f]	4,992,000
	Centene Escrow Corporation
4,440,000	6.125%, 2/15/2024	4,695,300
	CyrusOne, LP
1,870,000	5.000%, 3/15/2024[f]	1,940,125
	Drawbridge Special Opportunities Fund, LP
3,785,000	5.000%, 8/1/2021[f]	3,905,745
	Icahn Enterprises, LP
2,125,000	6.000%, 8/1/2020	2,185,403
1,870,000	6.250%, 2/1/2022	1,912,075
2,110,000	6.375%, 12/15/2025[f]	2,110,211
	Jefferies Finance, LLC
2,650,000	7.375%, 4/1/2020*	2,726,187
	Lloyds Banking Group plc
2,140,000	6.657%, 5/21/2037[b,f,j]	2,503,800
	MPT Operating Partnership, LP
3,010,000	5.500%, 5/1/2024	3,115,350
1,340,000	5.000%, 10/15/2027	1,365,125
	Park Aerospace Holdings, Ltd.
1,605,000	5.250%, 8/15/2022[f]	1,594,969
4,000,000	4.500%, 3/15/2023[f]	3,820,000
	Quicken Loans, Inc.
5,855,000	5.750%, 5/1/2025[f]	6,059,983
2,140,000	5.250%, 1/15/2028[f]	2,112,608
	Royal Bank of Scotland Group plc
2,940,000	7.500%, 8/10/2020[b,j]	3,109,050
	VEREIT Operating Partnership, LP
3,955,000	4.875%, 6/1/2026	4,184,495

	Total	65,010,205

Foreign Government (0.4%)
	Argentina Government International Bond
3,180,000	6.875%, 1/26/2027	3,474,150

	Total	3,474,150

Technology (6.1%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[f]	6,931,600
	Brocade Communications Systems, Inc.
3,790,000	4.625%, 1/15/2023	3,875,275
	Cengage Learning, Inc.
1,765,000	9.500%, 6/15/2024[f]	1,597,325
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[f]	5,073,438
	Diamond Finance Corporation
1,050,000	5.875%, 6/15/2021[f]	1,089,375
1,570,000	7.125%, 6/15/2024[f]	1,718,937
	First Data Corporation
1,910,000	7.000%, 12/1/2023[f]	2,019,825
	Harland Clarke Holdings Corporation
4,020,000	8.375%, 8/15/2022[f]	4,174,569
	Inception Merger Sub, Inc.
4,240,000	8.625%, 11/15/2024[f]	4,526,200
	Iron Mountain, Inc.
3,745,000	5.250%, 3/15/2028[f]	3,726,275
	Plantronics, Inc.
2,390,000	5.500%, 5/31/2023[f]	2,482,612
	Seagate HDD Cayman
4,540,000	4.750%, 1/1/2025	4,457,443
	Sensata Technologies BV
4,870,000	4.875%, 10/15/2023[f]	5,089,150
	SS&C Technologies Holdings, Inc.
1,590,000	5.875%, 7/15/2023	1,677,450
	Western Digital Corporation
3,200,000	10.500%, 4/1/2024	3,708,000

	Total	52,147,474

Transportation (1.7%)
	American Airlines Pass Through Trust
2,988,954	5.600%, 7/15/2020[f]	3,088,785
	Dynagas LNG Partners, LP
2,130,000	6.250%, 10/30/2019	2,145,975
	United Continental Holdings, Inc.
3,000,000	4.250%, 10/1/2022	3,007,500
	XPO Logistics, Inc.
4,710,000	6.500%, 6/15/2022[f]	4,916,063
1,570,000	6.125%, 9/1/2023[f]	1,660,275

	Total	14,818,598

Utilities (3.8%)
	Covanta Holding Corporation
1,850,000	6.375%, 10/1/2022	1,891,625
	Dynegy, Inc.
3,745,000	8.125%, 1/30/2026[f]	4,091,413
	Electricite de France SA
2,500,000	5.250%, 1/29/2023[b,f,j]	2,550,000
	NGPL Pipeco, LLC
4,285,000	4.875%, 8/15/2027[f]	4,445,687
	NRG Energy, Inc.
1,600,000	6.250%, 5/1/2024	1,676,000
3,310,000	7.250%, 5/15/2026	3,603,729
	Talen Energy Supply, LLC
2,140,000	6.500%, 6/1/2025	1,738,750
	Tallgrass Energy Partners, LP
5,745,000	5.500%, 1/15/2028[f]	5,815,089
	TerraForm Power Operating, LLC
2,140,000	4.250%, 1/31/2023[f]	2,123,950
2,140,000	5.000%, 1/31/2028[f]	2,118,600
	Tesoro Logistics, LP
2,000,000	5.250%, 1/15/2025	2,103,400

	Total	32,158,243

	Total Long-Term Fixed Income (cost $739,092,049)	754,090,687

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (1.2%)	Value
Consumer Staples (0.1%)
43,350	CHS, Inc., 7.100%[b,j]	$1,186,056

	Total	1,186,056

Financials (1.1%)
1,600	Bank of America Corporation, Convertible, 7.250%[j]	2,110,400
53,000	Federal National Mortgage Association, 0.000%[j,k]	466,400
80,000	GMAC Capital Trust I, 7.201%[b]	2,076,000
86,021	Goldman Sachs Group, Inc., 5.500%[b,j]	2,280,417
1,560	Wells Fargo & Company, Convertible, 7.500%[j]	2,043,584

	Total	8,976,801

	Total Preferred Stock (cost $9,981,086)	10,162,857

	Registered Investment Companies (0.5%)
Equity Funds/Exchange Traded Funds (0.5%)
28,896	Energy Select Sector SPDR Fund	2,088,025
58,250	SPDR S&P Oil & Gas Exploration & Production ETF	2,165,735

	Total	4,253,760

	Total Registered Investment Companies (cost $3,739,251)	4,253,760

	Common Stock (<0.1%)
Industrials (<0.1%)
930,630	Abengoa SA, Class Ak	15,633
9,928,936	Abengoa SA, Class Bk	131,045

	Total	146,678

	Total Common Stock (cost $259,779)	146,678

	Collateral Held for Securities Loaned (<0.1%)
334,500	Thrivent Cash Management Trust	334,500

	Total Collateral Held for Securities Loaned (cost $334,500)	334,500

Shares or Principal Amount	Short-Term Investments (4.2%)
	Thrivent Core Short-Term Reserve Fund
3,477,491	1.510%	34,774,909
	U.S. Treasury Bills
400,000	1.205%, 2/8/2018[l]	399,486

	Total Short-Term Investments (cost $35,174,400)	35,174,395

	Total Investments (cost $817,821,021) 98.1%	$833,155,571

	Other Assets and Liabilities, Net 1.9%	16,099,865

	Total Net Assets 100.0%	$849,255,436

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $433,168,168 or 51.0% of total net assets.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Portfolio as of December 31, 2017 was $9,448,289 or 1.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
Digicel, Ltd., 4/15/2021	3/19/2013	$4,636,338
Jefferies Finance, LLC, 4/1/2020	3/19/2013	2,650,000
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	3,028,997
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	2,031,212

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$315,000

Total lending	$315,000
Gross amount payable upon return of collateral for securities loaned	$334,500

Net amounts due to counterparty	$19,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2017

Definitions:

ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (2.1%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$253,722	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$255,371
	Big River Steel, LLC, Term Loan
244,387	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	246,220
	Contura Energy, Inc., Term Loan
217,687	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	214,422
	Ineos Finance, LLC, Term Loan
785,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[b]	785,000
	Peabody Energy Corporation, Term Loan
275,472	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	279,001
	Tronox Finance, LLC, Term Loan
505,814	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	508,702
219,186	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	220,438

	Total	2,509,154

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
474,890	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	475,739
	Berry Plastics Corporation, Term Loan
208,947	3.682%, (LIBOR 1M + 2.250%), 1/19/2024[b]	209,731
	Cortes NP Intermediate Holding II Corporation, Term Loan
629,599	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	628,548
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,279,159	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	1,278,097

	Total	2,592,115

Communications Services (0.6%)
	Altice Financing SA, Term Loan
218,900	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	214,130
15,000	4.112%, (LIBOR 3M + 2.750%), 10/6/2026[b]	14,670
	Cengage Learning Acquisitions, Term Loan
829,810	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	790,394
	Coral-US Co-Borrower, LLC, Term Loan
1,010,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	1,010,475
	Frontier Communications Corporation, Term Loan
447,750	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	428,721
	Hargray Merger Subsidiary Corporation, Term Loan
283,849	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	284,275
	Intelsat Jackson Holdings SA, Term Loan
300,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023b,,e	293,463
	Level 3 Financing, Inc., Term Loan
800,000	3.696%, (LIBOR 3M + 2.250%), 2/22/2024[b]	800,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
380,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	367,650
	McGraw-Hill Global Education Holdings, LLC, Term Loan
751,019	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	748,518
	NEP/NCP Holdco, Inc., Term Loan
535,919	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	536,589
	SFR Group SA, Term Loan
199,000	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	189,747
	Sprint Communications, Inc., Term Loan
957,762	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	957,044
	TNS, Inc., Term Loan
352,068	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	352,434
	Univision Communications, Inc., Term Loan
1,582,748	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,576,591
	Virgin Media Bristol, LLC, Term Loan
580,000	3.977%, (LIBOR 1M + 2.500%), 1/31/2026[b]	579,640
	WideOpenWest Finance, LLC, Term Loan
334,163	4.751%, (LIBOR 1M + 3.250%), 8/6/2023[b]	330,717

	Total	9,475,058

Consumer Cyclical (0.3%)
	Amaya Holdings BV, Term Loan
1,521,000	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	1,528,605
	Golden Entertainment, Inc., Term Loan
615,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[b]	615,510
	Golden Nugget, Inc., Term Loan
512,404	4.770%, (LIBOR 1M + 3.250%), 10/4/2023[b]	515,929
	Mohegan Tribal Gaming Authority, Term Loan
693,236	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	698,546

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (2.1%)[a]	Value
Consumer Cyclical (0.3%) - continued
	Scientific Games International, Inc., Term Loan
$952,612	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	$959,757

	Total	4,318,347

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
880,539	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	879,879
195,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[b,d,e]	195,367
	Albertson’s, LLC, Term Loan
39,900	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,e]	39,070
285,719	4.675%, (LIBOR 3M + 3.000%), 12/21/2022[b]	279,678
518,217	4.462%, (LIBOR 3M + 3.000%), 6/22/2023[b]	506,987
	Burlington Coat Factory Warehouse Corporation, Term Loan
448,875	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	449,158
	CHS/Community Health Systems, Inc., Term Loan
446,370	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	425,382
	JBS USA LUX SA, Term Loan
798,962	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	784,381
	MPH Acquisition Holdings, LLC, Term Loan
434,360	4.693%, (LIBOR 3M + 3.000%), 6/7/2023[b]	434,964
	Ortho-Clinical Diagnostics, Inc., Term Loan
710,279	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	711,366
	Revlon Consumer Products Corporation, Term Loan
297,739	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	220,419
	Valeant Pharmaceuticals International, Inc., Term Loan
746,398	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	756,489

	Total	5,683,140

Energy (0.1%)
	Houston Fuel Oil Terminal, LLC, Term Loan
457,645	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	461,650
	MRC Global US, Inc., Term Loan
185,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	186,504
	Radiate Holdco, LLC, Term Loan
995,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	986,652

	Total	1,634,806

Financials (0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
639,236	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	637,836
	Avolon TLB Borrower 1 US, LLC, Term Loan
537,300	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[b]	532,985

	Total	1,170,821

Technology (0.2%)
	First Data Corporation, Term Loan
975,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[b]	975,176
	Harland Clarke Holdings Corporation, Term Loan
535,136	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	536,918
	Rackspace Hosting, Inc., Term Loan
542,587	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	541,984
	Syniverse Holdings, Inc., Term Loan
599,563	4.569%, (LIBOR 1M + 3.000%), 4/23/2019[b]	588,573
	Western Digital Corporation, Term Loan
708,225	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	710,527

	Total	3,353,178

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
716,400	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	721,329
	XPO Logistics, Inc., Term Loan
405,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	407,146

	Total	1,128,475

	Total Bank Loans (cost $31,858,665)	31,865,094

	Long-Term Fixed Income (92.6%)
Asset-Backed Securities (2.0%)
	Babson CLO, Ltd.
3,250,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	3,253,107
	Carlyle Global Market Strategies CLO, Ltd.
2,600,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,b	2,605,047
	Cent CLO 22, Ltd.
3,200,000	2.802%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	3,205,670
	Delta Air Lines, Inc.
1,622,697	4.250%, 7/30/2023	1,674,461

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Asset-Backed Securities (2.0%) - continued
	Dryden 34 Senior Loan Fund CLO
$3,250,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,b	$3,263,169
	GMAC Mortgage Corporation Loan Trust
689,622	2.052%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,f]	712,393
1,348,700	1.509%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[b,f]	1,304,570
	IndyMac Seconds Asset-Backed Trust
390,348	1.892%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,f	235,197
	Magnetite XII, Ltd.
3,200,000	2.689%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	3,220,941
	OHA Loan Funding, LLC
3,250,000	2.513%, (LIBOR 3M + 1.150%), 10/20/2026, Ser. 2014-1A, Class A1R*,b	3,259,236
	Renaissance Home Equity Loan Trust
1,854,551	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[g]	1,358,251
	Shackleton, Ltd.
3,200,000	2.729%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	3,205,321
	Symphony CLO XV, Ltd.
3,200,000	2.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	3,209,456

	Total	30,506,819

Basic Materials (4.2%)
	Agrium, Inc.
1,920,000	3.375%, 3/15/2025	1,928,447
	Anglo American Capital plc
3,200,000	3.625%, 9/11/2024[h]	3,183,955
5,100,000	4.750%, 4/10/2027[h]	5,336,299
	Braskem Netherlands Finance BV
3,850,000	4.500%, 1/10/2028[h]	3,787,630
	Cleveland-Cliffs, Inc.
640,000	5.750%, 3/1/2025[h]	610,400
	Dow Chemical Company
2,570,000	4.250%, 11/15/2020	2,683,857
1,920,000	3.000%, 11/15/2022	1,929,924
	First Quantum Minerals, Ltd.
640,000	7.000%, 2/15/2021[h]	664,000
	Glencore Funding, LLC
3,180,000	4.125%, 5/30/2023[h]	3,289,710
2,880,000	4.000%, 3/27/2027[h]	2,890,774
	International Paper Company
2,240,000	3.000%, 2/15/2027	2,171,158
1,190,000	4.800%, 6/15/2044	1,301,533
	Kinross Gold Corporation
1,280,000	5.950%, 3/15/2024	1,403,200
5,220,000	4.500%, 7/15/2027[h]	5,252,625
	Krayton Polymers, LLC
640,000	7.000%, 4/15/2025[h]	684,800
	LyondellBasell Industries NV
1,900,000	6.000%, 11/15/2021	2,110,313
	Novelis Corporation
1,280,000	5.875%, 9/30/2026[h]	1,305,600
	Packaging Corporation of America
2,700,000	2.450%, 12/15/2020	2,703,596
	Sherwin-Williams Company
1,600,000	3.450%, 6/1/2027	1,625,126
	Teck Resources, Ltd.
6,420,000	6.125%, 10/1/2035	7,190,400
	Vale Overseas, Ltd.
1,641,000	5.875%, 6/10/2021	1,787,049
1,280,000	4.375%, 1/11/2022	1,323,520
1,920,000	6.250%, 8/10/2026	2,224,320
	Westlake Chemical Corporation
3,200,000	3.600%, 8/15/2026	3,217,630
	Weyerhaeuser Company
2,570,000	7.375%, 3/15/2032	3,548,627
	Yara International ASA
50,000	7.875%, 6/11/2019[h]	53,653

	Total	64,208,146

Capital Goods (3.2%)
	AECOM
1,230,000	5.875%, 10/15/2024	1,332,336
	Ashtead Capital, Inc.
640,000	4.125%, 8/15/2025[h]	646,400
	BAE Systems plc
1,970,000	4.750%, 10/11/2021[h]	2,100,233
	Bombardier, Inc.
1,280,000	7.500%, 3/15/2025[h]	1,289,600
	CNH Industrial Capital, LLC
2,560,000	4.875%, 4/1/2021	2,688,000
	CNH Industrial NV
3,175,000	3.850%, 11/15/2027	3,169,041
	Crown Cork & Seal Company, Inc.
1,280,000	7.375%, 12/15/2026	1,491,200
	General Electric Capital Corporation
3,200,000	2.589%, (LIBOR 3M + 1.000%), 3/15/2023[b]	3,236,788
	Huntington Ingalls Industries, Inc.
3,800,000	3.483%, 12/1/2027[h]	3,790,500
	Jeld-Wen, Inc.
640,000	4.625%, 12/15/2025[h]	644,800
	Johnson Controls International plc
1,150,000	5.250%, 12/1/2041	1,319,580
	L3 Technologies, Inc.
2,560,000	4.750%, 7/15/2020	2,693,033
1,280,000	4.950%, 2/15/2021	1,355,531
3,200,000	3.950%, 5/28/2024	3,330,385
800,000	3.850%, 12/15/2026	822,422
	Northrop Grumman Corporation
2,250,000	3.250%, 1/15/2028	2,252,582
	Republic Services, Inc.
3,170,000	3.550%, 6/1/2022	3,267,471
	Roper Technologies, Inc.
1,920,000	3.125%, 11/15/2022	1,943,361
2,240,000	3.800%, 12/15/2026	2,309,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Capital Goods (3.2%) - continued
	Textron, Inc.
$1,280,000	4.300%, 3/1/2024	$1,353,347
630,000	3.875%, 3/1/2025	652,913
2,560,000	3.650%, 3/15/2027	2,600,991
	United Rentals North America, Inc.
1,250,000	5.500%, 7/15/2025	1,325,000
	Waste Management, Inc.
3,140,000	4.100%, 3/1/2045	3,368,820

	Total	48,983,714

Collateralized Mortgage Obligations (0.5%)
	CitiMortgage Alternative Loan Trust
1,232,353	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	1,162,823
	Countrywide Alternative Loan Trust
1,569,602	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	1,525,516
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,652,981	1.833%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	1,525,835
	Wachovia Mortgage Loan Trust, LLC
914,713	3.687%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	825,360
	WaMu Mortgage Pass Through Certificates
393,242	1.842%, (LIBOR 1M + 0.290%), 10/25/2045, Ser. 2005-AR13, Class A1A1[b]	379,128
	Washington Mutual Mortgage Pass Through Certificates Trust
2,892,875	1.813%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	2,337,598

	Total	7,756,260

Communications Services (8.6%)
	21st Century Fox America, Inc.
1,900,000	7.625%, 11/30/2028	2,535,502
	America Movil SAB de CV
1,920,000	3.125%, 7/16/2022	1,942,136
	American Tower Corporation
3,500,000	3.450%, 9/15/2021	3,576,924
2,560,000	3.125%, 1/15/2027	2,463,925
	AT&T, Inc.
3,310,000	3.800%, 3/15/2022	3,420,429
3,190,000	4.450%, 4/1/2024	3,373,767
1,000,000	3.950%, 1/15/2025	1,023,641
1,240,000	3.400%, 5/15/2025	1,218,817
5,120,000	4.250%, 3/1/2027	5,217,996
2,643,000	4.300%, 2/15/2030[h]	2,642,389
2,250,000	4.900%, 8/14/2037	2,281,451
3,190,000	4.300%, 12/15/2042	2,994,288
3,200,000	4.750%, 5/15/2046	3,127,078
3,200,000	5.450%, 3/1/2047	3,417,238
	CCO Holdings, LLC
1,280,000	5.500%, 5/1/2026[h]	1,312,000
	Charter Communications Operating, LLC
4,370,000	4.464%, 7/23/2022	4,558,881
1,920,000	3.750%, 2/15/2028	1,837,790
	Comcast Corporation
2,867,000	4.049%, 11/1/2052	2,930,532
3,740,000	3.375%, 8/15/2025	3,837,385
605,000	6.400%, 5/15/2038	816,406
	Cox Communications, Inc.
3,200,000	3.350%, 9/15/2026[h]	3,126,324
	Crown Castle International Corporation
960,000	3.400%, 2/15/2021	980,303
4,160,000	5.250%, 1/15/2023	4,554,353
	Digicel, Ltd.
1,280,000	6.000%, 4/15/2021*	1,259,827
	Discovery Communications, LLC
3,200,000	4.900%, 3/11/2026	3,412,948
3,840,000	5.200%, 9/20/2047	4,004,483
	Level 3 Financing, Inc.
1,280,000	5.125%, 5/1/2023	1,283,200
640,000	5.250%, 3/15/2026	628,192
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,452,903
940,000	3.650%, 11/1/2024	964,396
	S&P Global, Inc.
1,920,000	2.950%, 1/22/2027	1,880,722
	Scripps Networks Interactive, Inc.
3,110,000	3.500%, 6/15/2022	3,140,967
	SES Global Americas Holdings GP
3,180,000	2.500%, 3/25/2019[h]	3,168,115
	SFR Group SA
1,280,000	6.000%, 5/15/2022[h]	1,296,000
	Sprint Communications, Inc.
1,290,000	7.000%, 3/1/2020[h]	1,380,300
	Sprint Corporation
960,000	7.125%, 6/15/2024	976,800
	Time Warner Cable, Inc.
3,800,000	4.125%, 2/15/2021	3,912,854
	Time Warner Entertainment Company, LP
3,620,000	8.375%, 3/15/2023	4,394,571
	Time Warner, Inc.
1,210,000	4.750%, 3/29/2021	1,287,807
	Verizon Communications, Inc.
3,352,000	2.946%, 3/15/2022	3,372,012
2,740,000	3.500%, 11/1/2024	2,788,521
1,920,000	5.250%, 3/16/2037	2,109,933
3,830,000	4.862%, 8/21/2046	3,985,943
5,457,000	4.522%, 9/15/2048	5,368,321
	Viacom, Inc.
1,900,000	3.875%, 12/15/2021	1,937,791
4,500,000	6.875%, 4/30/2036	5,102,874
	Virgin Media Secured Finance plc
1,280,000	5.250%, 1/15/2026[h]	1,292,800
	Vodafone Group plc
1,910,000	2.500%, 9/26/2022	1,894,715
1,270,000	4.375%, 2/19/2043	1,307,935
	Zayo Group, LLC
1,280,000	5.750%, 1/15/2027[h]	1,305,600

	Total	131,100,085

Consumer Cyclical (4.3%)
	Amazon.com, Inc.
1,600,000	3.150%, 8/22/2027[h]	1,601,936

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Consumer Cyclical (4.3%) - continued
$4,480,000	4.050%, 8/22/2047[h]	$4,823,470
	American Axle & Manufacturing, Inc.
640,000	6.250%, 4/1/2025[h,i]	673,600
	Cinemark USA, Inc.
640,000	4.875%, 6/1/2023	648,000
	CVS Health Corporation
3,190,000	2.750%, 12/1/2022	3,141,977
1,870,000	4.750%, 12/1/2022	2,002,754
1,600,000	3.875%, 7/20/2025	1,647,406
3,120,000	5.125%, 7/20/2045	3,572,747
	Dana, Inc.
640,000	6.000%, 9/15/2023	667,200
	Dollar Tree, Inc.
1,230,000	5.750%, 3/1/2023	1,288,425
	Ford Motor Credit Company, LLC
1,700,000	2.597%, 11/4/2019	1,700,917
2,575,000	4.250%, 9/20/2022	2,699,769
1,850,000	3.096%, 5/4/2023	1,839,128
2,510,000	3.664%, 9/8/2024	2,541,802
	General Motors Company
1,230,000	5.000%, 4/1/2035	1,302,626
	General Motors Financial Company, Inc.
3,100,000	3.450%, 4/10/2022	3,140,961
3,830,000	3.700%, 5/9/2023	3,905,744
2,510,000	4.000%, 1/15/2025	2,578,388
	Hertz Corporation
640,000	7.625%, 6/1/2022[h]	670,400
	Home Depot, Inc.
960,000	2.125%, 9/15/2026	898,550
3,180,000	4.250%, 4/1/2046	3,548,076
	Hyundai Capital America
1,850,000	3.000%, 3/18/2021[h]	1,845,490
3,850,000	2.450%, 6/15/2021[h]	3,766,579
	Hyundai Capital Services, Inc.
1,920,000	3.000%, 3/6/2022[h]	1,891,342
	L Brands, Inc.
1,260,000	5.625%, 2/15/2022	1,343,475
	Lennar Corporation
2,720,000	2.950%, 11/29/2020[h]	2,699,600
	Live Nation Entertainment, Inc.
1,280,000	4.875%, 11/1/2024[h]	1,312,000
	Mattamy Group Corporation
640,000	6.500%, 10/1/2025[h]	676,800
	MGM Resorts International
1,240,000	6.000%, 3/15/2023	1,339,200
	Scientific Games International, Inc.
1,280,000	7.000%, 1/1/2022[h]	1,348,800
	Visa, Inc.
2,860,000	3.150%, 12/14/2025	2,923,038
	Yum! Brands, Inc.
640,000	5.000%, 6/1/2024[h]	660,000

	Total	64,700,200

Consumer Non-Cyclical (8.3%)
	Abbott Laboratories
5,120,000	3.750%, 11/30/2026	5,256,131
1,440,000	4.750%, 11/30/2036	1,616,850
1,920,000	4.900%, 11/30/2046	2,199,295
	AbbVie, Inc.
4,460,000	3.200%, 5/14/2026	4,445,625
	Actavis Funding SCS
2,560,000	3.800%, 3/15/2025	2,605,617
	Altria Group, Inc.
1,600,000	2.625%, 9/16/2026	1,546,627
	Amgen, Inc.
7,700,000	3.200%, 11/2/2027	7,688,094
1,920,000	4.400%, 5/1/2045	2,087,155
	Anheuser-Busch InBev Finance, Inc.
2,570,000	3.300%, 2/1/2023	2,629,500
4,470,000	3.650%, 2/1/2026	4,611,788
3,210,000	4.700%, 2/1/2036	3,599,868
	Anheuser-Busch InBev Worldwide, Inc.
4,320,000	3.750%, 1/15/2022	4,514,666
	BAT Capital Corporation
960,000	2.297%, 8/14/2020[h]	954,654
3,200,000	3.222%, 8/15/2024[h]	3,199,151
1,920,000	4.540%, 8/15/2047[h]	2,019,737
	Becton, Dickinson and Company
3,120,000	3.125%, 11/8/2021	3,145,961
1,920,000	3.363%, 6/6/2024	1,924,952
1,920,000	3.734%, 12/15/2024	1,966,030
	Boston Scientific Corporation
2,660,000	3.375%, 5/15/2022	2,700,805
	Bunge Limited Finance Corporation
2,530,000	8.500%, 6/15/2019	2,740,445
1,920,000	3.500%, 11/24/2020	1,959,908
	Cardinal Health, Inc.
1,280,000	3.079%, 6/15/2024	1,259,769
	Celgene Corporation
1,910,000	3.250%, 8/15/2022	1,939,984
	Constellation Brands, Inc.
640,000	3.500%, 5/9/2027	652,819
	Forest Laboratories, Inc.
2,550,000	5.000%, 12/15/2021[h]	2,726,882
	H. J. Heinz Company
3,120,000	3.500%, 7/15/2022	3,190,592
1,860,000	5.200%, 7/15/2045	2,044,322
	HCA, Inc.
1,920,000	4.750%, 5/1/2023	1,977,600
	Imperial Tobacco Finance plc
2,190,000	3.750%, 7/21/2022[h]	2,262,871
	JBS USA, LLC
630,000	7.250%, 6/1/2021[h]	640,237
	Johnson & Johnson
3,200,000	2.900%, 1/15/2028	3,203,754
	Kraft Heinz Foods Company
1,280,000	3.000%, 6/1/2026	1,231,386
	Kroger Company
3,200,000	2.650%, 10/15/2026	2,978,166
	Laboratory Corporation of America Holdings
1,250,000	3.200%, 2/1/2022	1,274,281
	Mylan, Inc.
1,920,000	3.125%, 1/15/2023[h]	1,893,082
	Newell Rubbermaid, Inc.
2,700,000	3.850%, 4/1/2023	2,793,460
	Pernod Ricard SA
3,130,000	5.750%, 4/7/2021[h]	3,435,252
	Post Holdings, Inc.
960,000	5.750%, 3/1/2027[h]	976,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Consumer Non-Cyclical (8.3%) - continued
	Reckitt Benckiser Treasury Services plc
$1,280,000	2.750%, 6/26/2024[h]	$1,251,980
1,600,000	3.000%, 6/26/2027[h]	1,562,141
	Reynolds American, Inc.
1,560,000	5.850%, 8/15/2045	1,946,459
	Shire Acquisitions Investments Ireland Designated Activity Company
3,200,000	2.875%, 9/23/2023	3,145,334
	Smithfield Foods, Inc.
1,900,000	2.650%, 10/3/2021[h]	1,874,613
	Teva Pharmaceutical Finance Netherlands III BV
3,830,000	3.150%, 10/1/2026	3,161,369
	Thermo Fisher Scientific, Inc.
3,830,000	3.000%, 4/15/2023	3,853,059
1,280,000	2.950%, 9/19/2026	1,243,441
	Tyson Foods, Inc.
1,280,000	3.550%, 6/2/2027	1,310,293
	Valeant Pharmaceuticals International
1,920,000	6.375%, 10/15/2020[h]	1,939,200
	Whirlpool Corporation
2,605,000	3.700%, 3/1/2023	2,672,742
	Zoetis, Inc.
3,190,000	3.250%, 2/1/2023	3,238,649

	Total	125,093,396

Energy (11.2%)
	Andeavor Logistics, LP
2,550,000	3.500%, 12/1/2022	2,544,813
	BP Capital Markets plc
1,910,000	2.750%, 5/10/2023	1,910,496
2,490,000	3.814%, 2/10/2024	2,617,119
1,590,000	3.119%, 5/4/2026	1,606,633
2,560,000	3.017%, 1/16/2027	2,536,375
	Canadian Natural Resources, Ltd.
3,110,000	3.450%, 11/15/2021	3,180,729
1,600,000	3.850%, 6/1/2027	1,632,609
1,600,000	6.250%, 3/15/2038	1,996,690
	Cenovus Energy, Inc.
3,200,000	5.250%, 6/15/2037	3,293,463
3,200,000	6.750%, 11/15/2039	3,865,513
2,104,000	5.200%, 9/15/2043	2,133,706
	Centennial Resource Production, LLC
640,000	5.375%, 1/15/2026[h]	652,000
	Cheniere Energy Partners, LP
960,000	5.250%, 10/1/2025[h]	976,800
	Concho Resources, Inc.
3,200,000	4.875%, 10/1/2047	3,504,851
	Continental Resources, Inc.
1,280,000	3.800%, 6/1/2024	1,265,600
	El Paso Pipeline Partners Operating Company, LLC
3,850,000	5.000%, 10/1/2021	4,103,138
1,280,000	4.700%, 11/1/2042	1,238,150
	Enbridge Energy Partners, LP
2,550,000	5.200%, 3/15/2020	2,683,558
1,920,000	7.375%, 10/15/2045	2,549,295
	Enbridge, Inc.
1,600,000	3.700%, 7/15/2027	1,606,285
1,920,000	5.500%, 12/1/2046	2,306,724
1,920,000	6.000%, 1/15/2077[b]	1,996,800
	Energy Transfer Equity, LP
1,870,000	5.500%, 6/1/2027	1,907,400
	Energy Transfer Partners, LP
4,480,000	4.200%, 4/15/2027	4,455,465
	EnLink Midstream Partners, LP
1,280,000	4.150%, 6/1/2025	1,293,059
960,000	4.850%, 7/15/2026	1,005,701
	Enterprise Products Operating, LLC
1,930,000	6.650%, 4/15/2018	1,955,061
2,490,000	3.700%, 2/15/2026	2,548,976
1,690,000	7.034%, 1/15/2068[b]	1,690,000
3,200,000	4.875%, 8/16/2077[b]	3,208,000
	EQT Corporation
1,280,000	3.000%, 10/1/2022	1,266,190
4,400,000	3.900%, 10/1/2027	4,372,889
	Hess Corporation
3,200,000	7.300%, 8/15/2031	3,879,518
	Hornbeck Offshore Services, Inc.
1,560,000	5.000%, 3/1/2021	819,000
	Kinder Morgan, Inc.
1,280,000	5.000%, 2/15/2021[h]	1,357,969
	Magellan Midstream Partners, LP
1,280,000	5.000%, 3/1/2026	1,421,481
	Marathon Oil Corporation
3,200,000	4.400%, 7/15/2027	3,343,275
	Marathon Petroleum Corporation
3,220,000	6.500%, 3/1/2041	4,032,827
	MPLX, LP
2,550,000	4.875%, 6/1/2025	2,732,277
1,920,000	5.200%, 3/1/2047	2,105,247
	Murphy Oil Corporation
640,000	5.750%, 8/15/2025	654,400
	NiSource Finance Corporation
1,920,000	4.375%, 5/15/2047	2,102,485
	Noble Energy, Inc.
3,200,000	6.000%, 3/1/2041	3,781,817
1,280,000	5.050%, 11/15/2044	1,369,934
	ONEOK, Inc.
6,400,000	7.500%, 9/1/2023	7,616,448
1,280,000	4.000%, 7/13/2027	1,296,949
	Petrobras Global Finance BV
4,480,000	5.299%, 1/27/2025[h]	4,493,440
1,920,000	7.375%, 1/17/2027	2,113,920
	Petroleos Mexicanos
960,000	5.375%, 3/13/2022[h]	1,017,600
1,920,000	4.625%, 9/21/2023	1,975,200
	Pioneer Natural Resources Company
3,150,000	3.950%, 7/15/2022	3,282,840
	Plains All American Pipeline, LP
2,700,000	5.000%, 2/1/2021	2,829,139
3,200,000	3.650%, 6/1/2022	3,218,268
	Range Resources Corporation
1,280,000	5.000%, 3/15/2023	1,273,600
	Regency Energy Partners, LP
3,190,000	5.000%, 10/1/2022	3,400,028
	Sabine Pass Liquefaction, LLC
1,910,000	5.750%, 5/15/2024	2,122,523
	Sempra Energy
3,200,000	3.250%, 6/15/2027	3,183,404

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Energy (11.2%) - continued
	Southwestern Energy Company
$1,280,000	7.750%, 10/1/2027	$1,366,400
	Suncor Energy, Inc.
1,920,000	3.600%, 12/1/2024	1,961,737
	Sunoco Logistics Partners Operations, LP
3,200,000	3.450%, 1/15/2023	3,181,041
	Tesoro Corporation
2,560,000	4.750%, 12/15/2023[h]	2,751,751
	Tesoro Logistics, LP
1,880,000	5.500%, 10/15/2019	1,951,478
	TransCanada Trust
1,600,000	5.875%, 8/15/2076[b]	1,732,000
1,280,000	5.300%, 3/15/2077[b]	1,320,000
	Transcontinental Gas Pipe Line Company, LLC
1,925,000	7.850%, 2/1/2026	2,459,922
	Transocean, Inc.
640,000	7.500%, 1/15/2026[h]	655,392
	Williams Companies, Inc.
3,200,000	7.500%, 1/15/2031	3,912,000
	Williams Partners, LP
1,930,000	4.500%, 11/15/2023	2,040,812
2,880,000	3.900%, 1/15/2025	2,934,594
1,600,000	3.750%, 6/15/2027	1,602,870
	Woodside Finance, Ltd.
3,130,000	3.650%, 3/5/2025[h]	3,148,278

	Total	170,345,952

Financials (28.2%)
	Aegon NV
2,600,000	2.388%, (USISDA 10Y + 0.100%), 4/15/2018[b,j]	2,275,832
	AerCap Ireland Capital Designated Activity Company
3,350,000	3.500%, 1/15/2025	3,319,884
	AerCap Ireland Capital, Ltd.
3,200,000	5.000%, 10/1/2021	3,410,798
960,000	3.950%, 2/1/2022	989,309
	Aflac, Inc.
2,560,000	4.000%, 10/15/2046	2,676,269
	Air Lease Corporation
2,510,000	3.750%, 2/1/2022	2,593,120
1,260,000	4.250%, 9/15/2024	1,321,908
1,280,000	3.625%, 4/1/2027	1,278,619
	American International Group, Inc.
3,130,000	4.500%, 7/16/2044	3,368,388
	Aon plc
1,910,000	3.875%, 12/15/2025	1,996,507
	Ares Capital Corporation
3,190,000	4.875%, 11/30/2018	3,262,811
	Associated Banc-Corporation
3,150,000	4.250%, 1/15/2025	3,242,700
	Assured Guaranty US Holdings, Inc.
3,200,000	5.000%, 7/1/2024	3,446,994
	Australia & New Zealand Banking Group, Ltd.
1,280,000	6.750%, 6/15/2026[b,h,j]	1,456,000
	AXA SA
2,580,000	8.600%, 12/15/2030	3,711,975
	Banco Bilbao Vizcaya Argentaria SA
4,200,000	6.125%, 11/16/2027[b,j]	4,331,250
	Banco Santander SA
2,000,000	6.375%, 5/19/2019[b,j]	2,044,420
	Bank of America Corporation
1,920,000	2.328%, 10/1/2021[b]	1,914,450
1,000,000	4.100%, 7/24/2023	1,061,791
3,649,000	3.004%, 12/20/2023[b,h]	3,657,856
3,830,000	4.125%, 1/22/2024	4,072,614
2,830,000	4.200%, 8/26/2024	2,979,555
2,860,000	6.500%, 10/23/2024[b,j]	3,249,675
3,200,000	4.000%, 1/22/2025	3,328,407
2,750,000	3.950%, 4/21/2025	2,843,164
1,270,000	3.875%, 8/1/2025	1,339,309
3,200,000	3.093%, 10/1/2025[b]	3,191,925
1,270,000	6.300%, 3/10/2026[b,j]	1,435,100
3,200,000	3.705%, 4/24/2028[b]	3,283,513
1,950,000	5.875%, 2/7/2042	2,580,047
3,110,000	4.750%, 4/21/2045	3,523,581
	Barclays Bank plc
1,910,000	10.179%, 6/12/2021[h]	2,327,567
	Barclays plc
2,560,000	3.684%, 1/10/2023	2,597,535
1,280,000	4.836%, 5/9/2028	1,331,906
	Berkshire Hathaway, Inc.
2,860,000	2.750%, 3/15/2023	2,878,277
	Boston Properties, LP
3,200,000	2.750%, 10/1/2026	3,017,906
	BPCE SA
1,920,000	3.000%, 5/22/2022[h]	1,918,936
1,265,000	5.700%, 10/22/2023[h]	1,401,602
2,190,000	5.150%, 7/21/2024[h]	2,374,141
	Camden Property Trust
3,140,000	3.500%, 9/15/2024	3,162,568
	Capital One Financial Corporation
3,190,000	4.200%, 10/29/2025	3,281,150
	Centene Escrow Corporation
640,000	6.125%, 2/15/2024	676,800
	Citigroup, Inc.
3,200,000	2.593%, (LIBOR 3M + 1.070%), 12/8/2021[b]	3,251,504
2,560,000	2.911%, (LIBOR 3M + 1.430%), 9/1/2023[b]	2,635,066
4,370,000	4.400%, 6/10/2025	4,611,609
3,305,000	5.500%, 9/13/2025	3,722,354
1,910,000	3.700%, 1/12/2026	1,965,863
2,490,000	4.450%, 9/29/2027	2,635,402
2,560,000	3.887%, 1/10/2028[b]	2,649,070
3,200,000	3.520%, 10/27/2028[b]	3,214,121
2,560,000	4.281%, 4/24/2048[b]	2,776,746
	Citizens Bank NA
2,560,000	2.550%, 5/13/2021	2,550,274
1,280,000	2.650%, 5/26/2022	1,268,134
	Citizens Financial Group, Inc.
1,280,000	2.375%, 7/28/2021	1,263,114
	CNA Financial Corporation
1,870,000	7.250%, 11/15/2023	2,230,205
	Commerzbank AG
3,200,000	8.125%, 9/19/2023[h]	3,826,118
	Compass Bank
1,575,000	2.750%, 9/29/2019	1,579,193

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Financials (28.2%) - continued
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
$1,290,000	11.000%, 6/30/2019[b,h,j]	$1,441,575
	CoreStates Capital III
2,440,000	1.986%, (LIBOR 3M + 0.570%), 2/15/2027[b,h]	2,281,400
	Credit Agricole SA
1,280,000	3.375%, 1/10/2022[h]	1,299,820
2,570,000	8.125%, 12/23/2025[b,h,j]	3,081,975
	Credit Suisse Group AG
3,200,000	3.574%, 1/9/2023[h]	3,253,105
	Credit Suisse Group Funding, Ltd.
3,190,000	3.125%, 12/10/2020	3,230,336
4,400,000	3.750%, 3/26/2025	4,488,664
	DDR Corporation
3,200,000	3.900%, 8/15/2024	3,223,041
	Deutsche Bank AG
2,560,000	2.700%, 7/13/2020	2,547,295
	Digital Realty Trust, LP
2,700,000	2.750%, 2/1/2023	2,675,886
	Discover Bank of Greenwood Delaware
1,635,000	4.200%, 8/8/2023	1,716,687
1,600,000	4.250%, 3/13/2026	1,668,291
1,280,000	3.450%, 7/27/2026	1,263,212
	Duke Realty, LP
3,220,000	3.875%, 10/15/2022	3,349,749
	Fairfax Financial Holdings, Ltd.
1,915,000	5.800%, 5/15/2021[h]	2,066,530
	Five Corners Funding Trust
1,910,000	4.419%, 11/15/2023[h]	2,046,486
	GE Capital International Funding Company
7,627,000	4.418%, 11/15/2035	8,248,613
362	Glitnir HoldCo ehf., Convertible Zero Coupon, 12/31/2030[c]	434
	Goldman Sachs Group, Inc.
3,275,000	5.250%, 7/27/2021	3,549,059
1,920,000	2.908%, 6/5/2023[b]	1,906,993
2,190,000	4.000%, 3/3/2024	2,297,150
4,450,000	3.850%, 7/8/2024	4,614,896
4,480,000	3.272%, 9/29/2025[b]	4,460,927
2,490,000	4.250%, 10/21/2025	2,601,739
1,920,000	5.300%, 11/10/2026[b,j]	2,040,000
2,560,000	3.500%, 11/16/2026	2,574,338
3,760,000	5.150%, 5/22/2045	4,356,492
	Hartford Financial Services Group, Inc.
3,230,000	5.125%, 4/15/2022	3,524,402
	HCP, Inc.
3,400,000	4.250%, 11/15/2023	3,568,026
	Host Hotels & Resorts, LP
1,240,000	4.000%, 6/15/2025	1,266,894
	HSBC Holdings plc
1,280,000	6.875%, 6/1/2021[b,j]	1,379,200
1,920,000	3.600%, 5/25/2023	1,975,112
2,560,000	4.300%, 3/8/2026	2,721,049
1,600,000	6.000%, 5/22/2027[b,j]	1,682,000
1,920,000	4.041%, 3/13/2028[b]	2,000,344
	Huntington Bancshares, Inc.
2,850,000	7.000%, 12/15/2020	3,186,822
	Icahn Enterprises, LP
1,280,000	6.375%, 12/15/2025[h]	1,280,128
	ILFC E-Capital Trust II
2,230,000	4.620%, (LIBOR 3M + 1.800%), 12/21/2065[b,h]	2,151,950
	ING Groep NV
1,920,000	3.950%, 3/29/2027	2,001,079
	International Lease Finance Corporation
2,560,000	5.875%, 8/15/2022	2,835,787
	Intesa Sanpaolo SPA
3,200,000	3.875%, 7/14/2027[h]	3,197,573
	J.P. Morgan Chase & Company
1,280,000	2.295%, 8/15/2021	1,268,403
2,560,000	6.000%, 8/1/2023[b,j]	2,752,128
3,190,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	3,272,593
1,270,000	6.750%, 2/1/2024[b,j]	1,438,275
3,200,000	2.950%, 10/1/2026	3,142,286
2,600,000	3.882%, 7/24/2038[b]	2,683,755
3,150,000	5.500%, 10/15/2040	3,963,938
	Kilroy Realty, LP
2,550,000	4.250%, 8/15/2029	2,637,184
	Kimco Realty Corporation
5,100,000	3.300%, 2/1/2025	5,059,035
	Liberty Mutual Group, Inc.
1,935,000	4.950%, 5/1/2022[h]	2,087,695
1,910,000	4.850%, 8/1/2044[h]	2,120,915
	Liberty Property, LP
1,875,000	4.750%, 10/1/2020	1,972,049
2,550,000	4.400%, 2/15/2024	2,720,256
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,331,575
	Lloyds Bank plc
1,910,000	4.650%, 3/24/2026	2,016,271
	Macquarie Bank, Ltd.
960,000	6.125%, 3/8/2027[b,h,j]	997,200
	Marsh & McLennan Companies, Inc.
960,000	4.350%, 1/30/2047	1,062,370
	MetLife Capital Trust IV
700,000	7.875%, 12/15/2037[h]	932,750
	MetLife, Inc.
2,250,000	9.250%, 4/8/2038[h]	3,318,750
	Mitsubishi UFJ Financial Group, Inc.
1,280,000	2.190%, 9/13/2021	1,256,701
1,920,000	3.677%, 2/22/2027	1,966,853
	Mizuho Financial Group, Inc.
2,560,000	3.663%, 2/28/2027	2,616,168
	Morgan Stanley
3,400,000	5.500%, 1/26/2020	3,602,817
2,550,000	2.500%, 4/21/2021	2,545,486
2,560,000	2.625%, 11/17/2021	2,548,049
3,205,000	4.875%, 11/1/2022	3,450,759
3,190,000	2.765%, (LIBOR 3M + 1.400%), 10/24/2023[b]	3,280,748
1,870,000	4.000%, 7/23/2025	1,957,516
2,550,000	5.000%, 11/24/2025	2,789,643
1,280,000	3.125%, 7/27/2026	1,262,156
2,510,000	4.350%, 9/8/2026	2,629,426
1,570,000	4.300%, 1/27/2045	1,691,826
	MPT Operating Partnership, LP
640,000	5.000%, 10/15/2027	652,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Financials (28.2%) - continued
	Nationwide Building Society
$2,490,000	3.900%, 7/21/2025[h]	$2,612,025
1,920,000	4.000%, 9/14/2026[h]	1,940,513
	Nordea Bank AB
1,890,000	5.500%, 9/23/2019[b,h,j]	1,939,612
	Omega Healthcare Investors, Inc.
1,870,000	5.250%, 1/15/2026	1,937,366
	Peachtree Corners Funding Trust
2,800,000	3.976%, 2/15/2025[h]	2,882,362
	Preferred Term Securities XXIII, Ltd.
2,149,726	1.789%, (LIBOR 3M + 0.200%), 12/22/2036*,b	1,934,900
	Prudential Financial, Inc.
1,915,000	3.500%, 5/15/2024	1,988,664
1,957,000	3.935%, 12/7/2049[h]	1,998,240
	Quicken Loans, Inc.
1,280,000	5.750%, 5/1/2025[h]	1,324,813
	Realty Income Corporation
3,830,000	3.875%, 7/15/2024	3,950,851
	Regency Centers, LP
2,560,000	3.600%, 2/1/2027	2,561,611
	Regions Bank
377,000	7.500%, 5/15/2018	384,548
	Reinsurance Group of America, Inc.
1,930,000	6.450%, 11/15/2019	2,066,017
	Royal Bank of Scotland Group plc
2,490,000	7.500%, 8/10/2020[b,j]	2,633,175
1,920,000	8.625%, 8/15/2021[b,j]	2,162,400
2,560,000	3.498%, 5/15/2023[b]	2,565,266
2,560,000	3.875%, 9/12/2023	2,602,969
	Santander UK Group Holdings plc
2,500,000	4.750%, 9/15/2025[h]	2,620,970
	Santander UK plc
1,700,000	3.125%, 1/8/2021	1,715,990
	State Street Capital Trust IV
1,920,000	2.589%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,730,381
	Sumitomo Mitsui Financial Group, Inc.
2,560,000	3.010%, 10/19/2026	2,491,240
2,600,000	3.446%, 1/11/2027	2,627,930
	SunTrust Banks, Inc.
1,910,000	2.900%, 3/3/2021	1,931,208
	UBS Group Funding Jersey, Ltd.
1,600,000	2.650%, 2/1/2022[h]	1,581,697
2,490,000	4.125%, 9/24/2025[h]	2,612,504
	UBS Group Funding Switzerland AG
2,560,000	4.253%, 3/23/2028[h]	2,696,685
	UnionBanCal Corporation
2,580,000	3.500%, 6/18/2022	2,644,337
	UnitedHealth Group, Inc.
2,480,000	3.350%, 7/15/2022	2,560,596
3,200,000	2.950%, 10/15/2027	3,189,675
1,240,000	4.750%, 7/15/2045	1,463,363
	USB Realty Corporation
1,900,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,j]	1,712,375
	Ventas Realty, LP
1,280,000	3.500%, 2/1/2025	1,289,241
1,920,000	3.850%, 4/1/2027	1,954,807
	Voya Financial, Inc.
2,560,000	3.650%, 6/15/2026	2,588,249
	Wells Fargo & Company
3,160,000	5.875%, 6/15/2025[b,j]	3,499,858
2,560,000	3.000%, 4/22/2026	2,510,942
5,110,000	3.000%, 10/23/2026	5,007,189
	Welltower, Inc.
950,000	4.950%, 1/15/2021	1,009,394
4,750,000	4.000%, 6/1/2025	4,910,594

	Total	429,252,124

Foreign Government (1.0%)
	Argentina Government International Bond
1,590,000	6.875%, 4/22/2021	1,731,510
2,240,000	5.625%, 1/26/2022	2,363,200
1,920,000	6.875%, 1/26/2027	2,097,600
	Bahrain Government International Bond
5,100,000	7.000%, 10/12/2028[h]	5,177,826
	South Africa Government International Bond
3,800,000	5.650%, 9/27/2047	3,877,900

	Total	15,248,036

Mortgage-Backed Securities (4.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,172,500	3.000%, 1/1/2033[e]	4,250,109
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
9,302,500	4.000%, 1/1/2048[e]	9,731,345
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
12,200,000	3.000%, 1/1/2048[e]	12,202,440
25,150,000	3.500%, 1/1/2048[e]	25,836,595
14,077,500	4.000%, 1/1/2048[e]	14,729,288
2,025,000	4.500%, 1/1/2048[e]	2,154,398

	Total	68,904,175

Technology (4.4%)
	Apple, Inc.
4,450,000	3.250%, 2/23/2026	4,540,352
2,560,000	3.000%, 11/13/2027	2,543,687
3,200,000	4.500%, 2/23/2036	3,665,573
1,920,000	3.750%, 9/12/2047	1,965,664
	Applied Materials, Inc.
1,280,000	3.300%, 4/1/2027	1,301,515
	Broadcom Corporation
1,600,000	3.625%, 1/15/2024[h]	1,590,689
5,100,000	3.875%, 1/15/2027[h]	5,017,243
	Diamond 1 Finance Corporation
2,560,000	4.420%, 6/15/2021[h]	2,667,314
1,920,000	5.450%, 6/15/2023[h]	2,074,535
	DXC Technology Company
2,560,000	4.750%, 4/15/2027	2,721,598
	Fidelity National Information Services, Inc.
864,000	3.875%, 6/5/2024	901,702

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Technology (4.4%) - continued
	Harland Clarke Holdings Corporation
$1,280,000	8.375%, 8/15/2022[h]	$1,329,216
	Hewlett Packard Enterprise Company
1,600,000	2.100%, 10/4/2019[h]	1,588,874
2,560,000	4.400%, 10/15/2022	2,689,977
	Intel Corporation
2,870,000	4.100%, 5/19/2046	3,161,803
	Iron Mountain, Inc.
1,280,000	5.250%, 3/15/2028[h]	1,273,600
	Microsoft Corporation
3,200,000	3.300%, 2/6/2027	3,299,875
2,560,000	3.450%, 8/8/2036	2,637,356
1,920,000	4.250%, 2/6/2047	2,192,964
	Oracle Corporation
3,850,000	2.650%, 7/15/2026	3,752,505
3,200,000	4.300%, 7/8/2034	3,553,978
3,200,000	4.000%, 7/15/2046	3,401,587
	QUALCOMM, Inc.
1,920,000	2.600%, 1/30/2023	1,872,530
1,280,000	2.900%, 5/20/2024	1,248,573
	Sensata Technologies BV
1,890,000	4.875%, 10/15/2023[h]	1,975,050
	VMware, Inc.
2,880,000	2.300%, 8/21/2020	2,863,473

	Total	65,831,233

Transportation (0.8%)
	American Airlines Pass Through Trust
2,560,000	3.650%, 8/15/2030	2,615,808
	Burlington Northern Santa Fe, LLC
2,500,000	4.700%, 9/1/2045	2,926,312
	Continental Airlines, Inc.
1,128,370	4.000%, 10/29/2024	1,176,157
	Delta Air Lines, Inc.
958,467	4.950%, 5/23/2019	983,579
	United Airlines Pass Through Trust
1,407,623	3.750%, 9/3/2026	1,456,186
	United Continental Holdings, Inc.
1,280,000	4.250%, 10/1/2022	1,283,200
	XPO Logistics, Inc.
1,280,000	6.125%, 9/1/2023[h]	1,353,600

	Total	11,794,842

U.S. Government and Agencies (4.7%)
	U.S. Treasury Bonds
3,500,000	1.500%, 8/15/2026	3,255,408
4,500,000	4.375%, 5/15/2041	5,816,604
3,000,000	2.500%, 2/15/2045	2,856,752
7,050,000	3.000%, 2/15/2047	7,406,181
12,000,000	2.750%, 8/15/2047	12,001,513
18,000,000	2.750%, 11/15/2047	18,009,270
	U.S. Treasury Notes
1,000,000	2.875%, 3/31/2018	1,003,553
3,000,000	1.375%, 10/31/2020	2,951,340
1,960,000	1.875%, 8/31/2022	1,932,216
7,000,000	1.875%, 10/31/2022	6,897,385
7,130,000	2.125%, 12/31/2022	7,099,341
	U.S. Treasury Notes, TIPS
2,634,394	0.125%, 7/15/2026	2,575,759

	Total	71,805,322

U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
	5.250%, 11/15/2022, Ser.
2,550,000	A, AMT	2,853,807

	Total	2,853,807

Utilities (6.5%)
	AEP Transmission Company, LLC
4,480,000	3.100%, 12/1/2026	4,487,652
	American Electric Power Company, Inc.
2,565,000	2.950%, 12/15/2022	2,601,158
	Arizona Public Service Company
2,560,000	2.550%, 9/15/2026	2,422,286
	Baltimore Gas and Electric Company
2,560,000	2.400%, 8/15/2026	2,416,880
	CenterPoint Energy, Inc.
4,160,000	2.500%, 9/1/2022	4,096,855
	CMS Energy Corporation
2,560,000	3.450%, 8/15/2027	2,581,874
	Consolidated Edison Company of New York, Inc.
1,280,000	2.900%, 12/1/2026	1,253,950
	Duke Energy Corporation
3,840,000	2.650%, 9/1/2026	3,678,328
3,840,000	3.150%, 8/15/2027	3,811,085
3,200,000	3.750%, 9/1/2046	3,161,451
	Dynegy, Inc.
640,000	8.125%, 1/30/2026[h]	699,200
	Electricite de France SA
3,200,000	5.250%, 1/29/2023[b,h,j]	3,264,000
	Emera U.S. Finance, LP
3,210,000	3.550%, 6/15/2026	3,218,360
	Exelon Corporation
1,600,000	3.497%, 6/1/2022	1,630,361
3,120,000	3.950%, 6/15/2025	3,250,710
1,910,000	3.400%, 4/15/2026	1,910,131
	Exelon Generation Company, LLC
2,560,000	4.250%, 6/15/2022	2,685,849
	FirstEnergy Corporation
1,280,000	3.900%, 7/15/2027	1,311,173
	FirstEnergy Transmission, LLC
3,150,000	5.450%, 7/15/2044[h]	3,738,536
	Fortis, Inc.
2,560,000	3.055%, 10/4/2026	2,471,105
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,329,518
	MidAmerican Energy Holdings Company
4,450,000	3.750%, 11/15/2023	4,633,163
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,958,056
	NiSource Finance Corporation
3,200,000	5.450%, 9/15/2020	3,442,524
	Oncor Electric Delivery Company, LLC
2,490,000	3.750%, 4/1/2045	2,566,117

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Utilities (6.5%) - continued
	Pacific Gas and Electric Company
$1,270,000	2.950%, 3/1/2026	$1,236,134
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,905,001
	PPL Capital Funding, Inc.
3,205,000	3.500%, 12/1/2022	3,294,778
3,190,000	3.950%, 3/15/2024	3,336,688
1,920,000	3.100%, 5/15/2026	1,878,668
	Southern Company
3,840,000	3.250%, 7/1/2026	3,764,958
1,920,000	5.500%, 3/15/2057[b]	2,035,680
	Tallgrass Energy Partners, LP
1,280,000	5.500%, 1/15/2028[h]	1,295,616
	Xcel Energy, Inc.
3,766,000	3.300%, 6/1/2025	3,816,285

	Total	99,184,130

	Total Long-Term Fixed Income (cost $1,371,142,008)	1,407,568,241

Shares	Preferred Stock (1.2%)
Consumer Staples (0.1%)
76,576	CHS, Inc., 7.100%[b,j]	2,095,119

	Total	2,095,119

Financials (1.1%)
102,122	Citigroup, Inc., 7.750%[b]	2,806,313
22,500	CoBank ACB, 6.250%*,b,j	2,435,625
31,925	Countrywide Capital V, 7.000%	843,459
78,590	GMAC Capital Trust I, 7.201%[b,i]	2,039,410
95,940	Goldman Sachs Group, Inc., 5.500%[b,j]	2,543,369
88,200	Morgan Stanley, 7.125%[b,j]	2,554,272
101,500	Wells Fargo & Company, 5.850%[b,i,j]	2,740,500

	Total	15,962,948

	Total Preferred Stock (cost $17,058,623)	18,058,067

	Registered Investment Companies (0.5%)
Fixed Income Funds/Exchange Traded Funds (0.5%)
70,000	iShares J.P. Morgan USD Emerging Markets Bond ETF	8,127,000

	Total	8,127,000

	Total Registered Investment Companies
	(cost $8,023,018)	8,127,000

	Common Stock (<0.1%)
Financials (<0.1%)
2,247	Glitnir HoldCo ehf.[c,k]	0

	Total	0

	Total Common Stock (cost $–)	0

	Collateral Held for Securities Loaned (0.2%)
3,437,720	Thrivent Cash Management Trust	3,437,720

	Total Collateral Held for Securities Loaned (cost $3,437,720)	3,437,720

Shares or Principal Amount	Short-Term Investments (7.3%)
	Federal Home Loan Bank Discount Notes
2,100,000	1.145%, 1/19/2018[l,m]	2,098,721
700,000	1.300%, 2/2/2018[l]	699,204
4,000,000	1.300%, 2/5/2018[l]	3,995,012
1,000,000	1.300%, 2/8/2018[l]	998,643
4,800,000	1.300%, 2/9/2018[l]	4,793,314
10,100,000	1.300%, 2/16/2018[l]	10,083,335
450,000	1.300%, 2/26/2018[l]	449,092
2,900,000	1.330%, 3/12/2018[l,m]	2,892,498
4,700,000	1.310%, 3/16/2018[l]	4,687,136
	Thrivent Core Short-Term Reserve Fund
7,944,031	1.510%	79,440,312

	Total Short-Term Investments (cost $110,137,270)	110,137,267

	Total Investments (cost $1,541,657,304) 103.9%	$1,579,193,389

	Other Assets and Liabilities, Net (3.9%)	(59,486,644)

	Total Net Assets 100.0%	$1,519,706,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

a  The stated interest rate represents the weighted average of all contracts within the bank loan facility.

b   Denotes variable rate securities. The rate shown is as of December 31, 2017.

c  Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.

d   All or a portion of the loan is unfunded.

e  Denotes investments purchased on a when-issued or delayed delivery basis.

f   All or a portion of the security is insured or guaranteed.

g   Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.

h   Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $218,301,521 or 14.4% of total net assets.

i   All or a portion of the security is on loan.

j   Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.

k   Non-income producing security.

l   The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

m  All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

*   Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income Portfolio as of December 31, 2017 was $30,852,299 or 2.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
Babson CLO, Ltd., 10/17/2026	3/10/2017	$3,250,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	2,600,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,200,000
CoBank ACB, 6.250%, 10/1/2022	10/1/2012	2,250,000
Digicel, Ltd., 4/15/2021	9/26/2017	1,263,895
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	3,250,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	3,200,000
OHA Loan Funding, LLC, 10/20/2026	3/9/2017	3,250,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	2,149,726
Shackleton, Ltd., 4/15/2027	12/16/2016	3,200,000
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	3,200,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$639,920
Preferred Stock	2,720,625

Total lending	$3,360,545
Gross amount payable upon return of collateral for securities loaned	$3,437,720

Net amounts due to counterparty	$77,175

Definitions:

AMT	-	Subject to Alternative Minimum Tax
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.1%)	Value
Consumer Discretionary (12.2%)
2,989	Advance Auto Parts, Inc.	$297,973
16,183	Amazon.com, Inc.[a]	18,925,533
10,825	Aptiv plc	918,285
1,113	AutoZone, Inc.[a]	791,755
10,331	Best Buy Company, Inc.	707,364
8,062	BorgWarner, Inc.	411,888
7,368	CarMax, Inc.[a]	472,510
16,639	Carnival Corporation	1,104,330
14,714	CBS Corporation	868,126
7,851	Charter Communications, Inc.[a]	2,637,622
1,010	Chipotle Mexican Grill, Inc.[a,b]	291,920
189,780	Comcast Corporation	7,600,689
13,937	D.R. Horton, Inc.	711,763
5,033	Darden Restaurants, Inc.	483,269
6,252	Discovery Communications, Inc., Class Aa,b	139,920
8,237	Discovery Communications, Inc., Class Ca	174,377
9,267	DISH Network Corporation[a]	442,499
10,578	Dollar General Corporation	983,860
9,617	Dollar Tree, Inc.[a]	1,032,000
4,969	Expedia, Inc.	595,137
5,046	Foot Locker, Inc.	236,556
158,368	Ford Motor Company	1,978,016
8,881	Gap, Inc.	302,487
4,532	Garmin, Ltd.	269,971
51,854	General Motors Company	2,125,495
5,959	Genuine Parts Company	566,165
9,995	Goodyear Tire & Rubber Company	322,938
8,560	H&R Block, Inc.	224,443
14,993	Hanesbrands, Inc.	313,504
6,808	Harley-Davidson, Inc.[b]	346,391
4,600	Hasbro, Inc.	418,094
8,226	Hilton Worldwide Holdings, Inc.	656,928
47,337	Home Depot, Inc.	8,971,782
15,823	Interpublic Group of Companies, Inc.	318,992
6,833	Kohl’s Corporation	370,554
10,018	L Brands, Inc.	603,284
5,394	Leggett & Platt, Inc.	257,456
8,344	Lennar Corporation	527,675
12,558	LKQ Corporation[a]	510,734
33,745	Lowe’s Companies, Inc.	3,136,260
12,442	Macy’s, Inc.[b]	313,414
12,435	Marriott International, Inc.	1,687,803
14,067	Mattel, Inc.	216,350
32,392	McDonald's Corporation	5,575,311
20,673	MGM Resorts International	690,271
6,212	Michael Kors Holdings, Ltd.[a]	391,045
2,558	Mohawk Industries, Inc.[a]	705,752
17,478	Netflix, Inc.[a]	3,355,077
19,909	Newell Brands, Inc.	615,188
15,536	News Corporation, Class A	251,839
4,946	News Corporation, Class B	82,104
53,470	NIKE, Inc.	3,344,548
4,747	Nordstrom, Inc.[b]	224,913
7,253	Norwegian Cruise Line Holdings, Ltd.[a]	386,222
9,376	Omnicom Group, Inc.	682,854
3,456	O’Reilly Automotive, Inc.[a]	831,306
1,977	Priceline Group, Inc.[a]	3,435,512
11,035	PulteGroup, Inc.	366,914
3,131	PVH Corporation	429,605
2,255	Ralph Lauren Corporation	233,821
15,710	Ross Stores, Inc.	1,260,727
7,014	Royal Caribbean Cruises, Ltd.	836,630
3,901	Scripps Networks Interactive, Inc.	333,067
3,336	Sherwin-Williams Company	1,367,893
2,457	Signet Jewelers, Ltd.[b]	138,943
2,316	Snap-On, Inc.[b]	403,679
57,739	Starbucks Corporation	3,315,951
11,550	Tapestry, Inc.	510,856
22,185	Target Corporation	1,447,571
4,149	Tiffany & Company	431,289
31,632	Time Warner, Inc.	2,893,379
25,922	TJX Companies, Inc.	1,981,996
5,090	Tractor Supply Company	380,477
4,383	TripAdvisor, Inc.[a]	151,038
17,750	Twenty-First Century Fox, Inc., Class B	605,630
42,591	Twenty-First Century Fox, Inc., Class A	1,470,667
2,372	Ulta Beauty, Inc.[a]	530,522
7,757	Under Armour, Inc., Class Aa,b	111,934
7,744	Under Armour, Inc., Class Ca,b	103,150
13,416	VF Corporation	992,784
14,380	Viacom, Inc.	443,048
61,559	Walt Disney Company	6,618,208
2,929	Whirlpool Corporation	493,947
4,108	Wyndham Worldwide Corporation	475,994
3,236	Wynn Resorts, Ltd.	545,557
13,719	Yum! Brands, Inc.	1,119,608

	Total	114,832,939

Consumer Staples (8.1%)
77,541	Altria Group, Inc.	5,537,203
22,644	Archer-Daniels-Midland Company	907,572
7,950	Brown-Forman Corporation	545,927
7,807	Campbell Soup Company[b]	375,595
10,161	Church & Dwight Company, Inc.	509,777
5,268	Clorox Company	783,562
155,646	Coca-Cola Company	7,141,038
35,636	Colgate-Palmolive Company	2,688,736
16,578	Conagra Brands, Inc.	624,493
6,994	Constellation Brands, Inc.	1,598,619
17,744	Costco Wholesale Corporation	3,302,513
19,198	Coty, Inc.	381,848
41,062	CVS Health Corporation	2,976,995
7,358	Dr Pepper Snapple Group, Inc.	714,167
9,083	Estee Lauder Companies, Inc.	1,155,721
23,020	General Mills, Inc.	1,364,856
5,685	Hershey Company	645,304
10,907	Hormel Foods Corporation	396,906
4,625	J.M. Smucker Company	574,610
10,044	Kellogg Company	682,791
14,324	Kimberly-Clark Corporation	1,728,334
24,210	Kraft Heinz Company	1,882,570
36,257	Kroger Company	995,255
4,854	McCormick & Company, Inc.[b]	494,671
7,506	Molson Coors Brewing Company	616,017
60,682	Mondelez International, Inc.	2,597,190
16,662	Monster Beverage Corporation[a]	1,054,538
57,888	PepsiCo, Inc.	6,941,929
63,117	Philip Morris International, Inc.	6,668,311
103,730	Procter & Gamble Company	9,530,712
5,450	Safeway, Inc. (Casa Ley SA de CV) Contingent Value Rights[a,c]	4,978
5,450	Safeway, Inc. (Property Development Centers, LLC) Contingent Value Rights[a,c]	1
19,458	Sysco Corporation	1,181,684
12,011	Tyson Foods, Inc.	973,732
35,191	Walgreens Boots Alliance, Inc.	2,555,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.1%)	Value
Consumer Staples (8.1%) - continued
59,312	Wal-Mart Stores, Inc.	$5,857,060

	Total	75,990,785

Energy (6.0%)
22,104	Anadarko Petroleum Corporation	1,185,659
5,804	Andeavor	663,629
15,394	Apache Corporation	649,935
17,539	Baker Hughes, Inc.	554,934
18,673	Cabot Oil & Gas Corporation	534,048
36,446	Chesapeake Energy Corporation[a,b]	144,326
76,986	Chevron Corporation	9,637,877
3,843	Cimarex Energy Company	468,885
6,014	Concho Resources, Inc.[a]	903,423
48,631	ConocoPhillips	2,669,356
21,260	Devon Energy Corporation	880,164
23,466	EOG Resources, Inc.	2,532,216
9,897	EQT Corporation	563,337
172,266	Exxon Mobil Corporation	14,408,328
35,369	Halliburton Company	1,728,483
4,423	Helmerich & Payne, Inc.	285,903
10,988	Hess Corporation[b]	521,600
78,093	Kinder Morgan, Inc.	1,411,141
34,395	Marathon Oil Corporation	582,307
19,756	Marathon Petroleum Corporation	1,303,501
15,420	National Oilwell Varco, Inc.	555,428
8,028	Newfield Exploration Company[a]	253,123
19,764	Noble Energy, Inc.	575,923
31,125	Occidental Petroleum Corporation	2,292,668
15,572	ONEOK, Inc.	832,323
17,407	Phillips 66	1,760,718
6,832	Pioneer Natural Resources Company	1,180,911
9,073	Range Resources Corporation	154,785
56,162	Schlumberger, Ltd.	3,784,757
17,689	TechnipFMC plc	553,843
17,797	Valero Energy Corporation	1,635,722
33,458	Williams Companies, Inc.	1,020,134

	Total	56,229,387

Financials (14.5%)
2,255	Affiliated Managers Group, Inc.	462,839
15,997	Aflac, Inc.	1,404,217
14,576	Allstate Corporation	1,526,253
29,321	American Express Company	2,911,868
36,629	American International Group, Inc.	2,182,356
6,008	Ameriprise Financial, Inc.	1,018,176
10,166	Aon plc	1,362,244
7,334	Arthur J. Gallagher & Company	464,095
2,195	Assurant, Inc.	221,344
394,801	Bank of America Corporation	11,654,526
41,706	Bank of New York Mellon Corporation	2,246,285
32,133	BB&T Corporation	1,597,653
77,978	Berkshire Hathaway, Inc.[a]	15,456,799
5,001	BlackRock, Inc.	2,569,064
3,835	Brighthouse Financial, Inc.[a]	224,884
19,673	Capital One Financial Corporation	1,959,037
4,612	CBOE Holdings, Inc.	574,609
48,432	Charles Schwab Corporation	2,487,952
18,880	Chubb, Ltd.	2,758,934
6,059	Cincinnati Financial Corporation	454,243
107,787	Citigroup, Inc.	8,020,431
20,106	Citizens Financial Group, Inc.	844,050
13,824	CME Group, Inc.	2,018,995
7,075	Comerica, Inc.	614,181
14,813	Discover Financial Services	1,139,416
11,020	E*TRADE Financial Corporation[a]	546,261
1,674	Everest Re Group, Ltd.	370,389
28,724	Fifth Third Bancorp	871,486
13,271	Franklin Resources, Inc.	575,032
14,246	Goldman Sachs Group, Inc.	3,629,311
14,509	Hartford Financial Services Group, Inc.	816,567
44,068	Huntington Bancshares, Inc.	641,630
23,741	Intercontinental Exchange, Inc.	1,675,165
16,602	Invesco, Ltd.	606,637
141,599	J.P. Morgan Chase & Company	15,142,597
43,766	KeyCorp	882,760
12,793	Leucadia National Corporation	338,887
8,919	Lincoln National Corporation	685,604
11,251	Loews Corporation	562,888
6,155	M&T Bank Corporation	1,052,443
20,778	Marsh & McLennan Companies, Inc.	1,691,121
42,849	MetLife, Inc.	2,166,445
6,757	Moody’s Corporation	997,401
56,811	Morgan Stanley	2,980,873
4,722	Nasdaq, Inc.	362,791
10,677	Navient Corporation	142,218
8,734	Northern Trust Corporation	872,439
14,134	People’s United Financial, Inc.	264,306
19,403	PNC Financial Services Group, Inc.	2,799,659
10,921	Principal Financial Group, Inc.	770,586
23,618	Progressive Corporation	1,330,166
17,226	Prudential Financial, Inc.	1,980,645
5,233	Raymond James Financial, Inc.	467,307
47,359	Regions Financial Corporation	818,364
10,334	S&P Global, Inc.	1,750,580
15,115	State Street Corporation	1,475,375
19,382	SunTrust Banks, Inc.	1,251,883
29,883	Synchrony Financial	1,153,783
9,800	T. Rowe Price Group, Inc.	1,028,314
4,373	Torchmark Corporation	396,675
11,116	Travelers Companies, Inc.	1,507,774
64,172	U.S. Bancorp	3,438,336
9,127	Unum Group	500,981
180,595	Wells Fargo & Company	10,956,699
5,371	Willis Towers Watson plc	809,356
10,419	XL Group, Ltd.	366,332
8,127	Zions Bancorporation	413,095

	Total	137,265,612

Health Care (13.4%)
70,551	Abbott Laboratories	4,026,346
64,677	AbbVie, Inc.	6,254,913
13,216	Aetna, Inc.	2,384,034
9,108	Alexion Pharmaceuticals, Inc.[a]	1,089,226
2,929	Align Technology, Inc.[a]	650,795
13,467	Allergan plc	2,202,932
6,552	AmerisourceBergen Corporation	601,605
29,684	Amgen, Inc.	5,162,048
10,423	Anthem, Inc.	2,345,279
20,273	Baxter International, Inc.	1,310,447
10,777	Becton, Dickinson and Company	2,306,925
8,641	Biogen, Inc.[a]	2,752,763
55,677	Boston Scientific Corporation[a]	1,380,233
66,487	Bristol-Myers Squibb Company	4,074,323
12,835	Cardinal Health, Inc.	786,400
31,987	Celgene Corporation[a]	3,338,163
6,958	Centene Corporation[a]	701,923
12,753	Cerner Corporation[a]	859,425
9,983	CIGNA Corporation	2,027,448
1,990	Cooper Companies, Inc.	433,581
24,844	Danaher Corporation	2,306,020

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.1%)	Value
Health Care (13.4%) - continued
6,111	DaVita, Inc.[a]	$441,520
9,309	Dentsply Sirona, Inc.	612,811
8,548	Edwards Lifesciences Corporation[a]	963,445
39,433	Eli Lilly and Company	3,330,511
4,901	Envision Healthcare Corporation[a]	169,379
22,728	Express Scripts Holding Company[a]	1,696,418
53,355	Gilead Sciences, Inc.	3,822,352
11,440	HCA Holdings, Inc.[a]	1,004,890
6,397	Henry Schein, Inc.[a]	447,022
11,220	Hologic, Inc.[a]	479,655
5,829	Humana, Inc.	1,446,000
3,547	IDEXX Laboratories, Inc.[a]	554,680
5,929	Illumina, Inc.[a]	1,295,427
7,126	Incyte Corporation[a]	674,903
4,517	Intuitive Surgical, Inc.[a]	1,648,434
5,915	IQVIA Holding, Inc.[a]	579,079
109,158	Johnson & Johnson	15,251,556
4,120	Laboratory Corporation of America Holdings[a]	657,181
8,475	McKesson Corporation	1,321,676
55,037	Medtronic plc	4,444,238
111,171	Merck & Company, Inc.	6,255,592
1,038	Mettler-Toledo International, Inc.[a]	643,062
21,782	Mylan NVa	921,596
3,354	Patterson Companies, Inc.[b]	121,180
4,469	PerkinElmer, Inc.	326,773
5,289	Perrigo Company plc	460,989
241,452	Pfizer, Inc.	8,745,391
5,535	Quest Diagnostics, Inc.	545,142
3,129	Regeneron Pharmaceuticals, Inc.[a]	1,176,379
5,748	ResMed, Inc.	486,798
13,051	Stryker Corporation	2,020,817
16,272	Thermo Fisher Scientific, Inc.	3,089,727
39,289	UnitedHealth Group, Inc.	8,661,653
3,549	Universal Health Services, Inc.	402,279
3,733	Varian Medical Systems, Inc.[a]	414,923
10,234	Vertex Pharmaceuticals, Inc.[a]	1,533,667
3,223	Waters Corporation[a]	622,651
8,277	Zimmer Biomet Holdings, Inc.	998,786
19,718	Zoetis, Inc.	1,420,485

	Total	126,683,896

Industrials (10.0%)
24,255	3M Company	5,708,899
5,950	A.O. Smith Corporation	364,616
1,703	Acuity Brands, Inc.[b]	299,728
4,989	Alaska Air Group, Inc.	366,741
3,863	Allegion plc	307,340
17,272	American Airlines Group, Inc.	898,662
9,397	AMETEK, Inc.	681,001
17,180	Arconic, Inc.	468,155
22,747	Boeing Company	6,708,318
5,676	C.H. Robinson Worldwide, Inc.	505,675
24,107	Caterpillar, Inc.	3,798,781
3,504	Cintas Corporation	546,028
36,182	CSX Corporation	1,990,372
6,353	Cummins, Inc.	1,122,194
13,008	Deere & Company	2,035,882
26,476	Delta Air Lines, Inc.	1,482,656
6,312	Dover Corporation	637,449
18,015	Eaton Corporation plc	1,423,365
26,099	Emerson Electric Company	1,818,839
4,899	Equifax, Inc.	577,690
7,205	Expeditors International of Washington, Inc.	466,091
11,731	Fastenal Company	641,568
9,975	FedEx Corporation	2,489,162
5,342	Flowserve Corporation	225,059
5,694	Fluor Corporation	294,095
12,405	Fortive Corporation	897,502
6,262	Fortune Brands Home and Security, Inc.	428,571
11,283	General Dynamics Corporation	2,295,526
352,089	General Electric Company	6,143,953
4,846	Harris Corporation	686,436
31,047	Honeywell International, Inc.	4,761,368
14,839	IHS Markit, Ltd.[a]	669,981
12,537	Illinois Tool Works, Inc.	2,091,798
10,199	Ingersoll-Rand plc	909,649
4,905	Jacobs Engineering Group, Inc.	323,534
3,479	JB Hunt Transport Services, Inc.	400,015
37,830	Johnson Controls International plc	1,441,701
4,213	Kansas City Southern	443,292
3,177	L3 Technologies, Inc.	628,569
10,095	Lockheed Martin Corporation	3,241,000
12,749	Masco Corporation	560,191
13,629	Nielsen Holdings plc	496,096
11,616	Norfolk Southern Corporation	1,683,158
7,120	Northrop Grumman Corporation	2,185,199
14,250	PACCAR, Inc.	1,012,890
5,429	Parker Hannifin Corporation	1,083,520
6,719	Pentair, Ltd.	474,496
6,325	Quanta Services, Inc.[a]	247,371
11,745	Raytheon Company	2,206,298
9,234	Republic Services, Inc.	624,311
5,115	Robert Half International, Inc.	284,087
5,222	Rockwell Automation, Inc.	1,025,340
6,611	Rockwell Collins, Inc.	896,584
4,137	Roper Industries, Inc.	1,071,483
22,136	Southwest Airlines Company	1,448,801
6,221	Stanley Black & Decker, Inc.	1,055,642
3,475	Stericycle, Inc.[a]	236,265
10,713	Textron, Inc.	606,249
1,968	TransDigm Group, Inc.	540,452
32,018	Union Pacific Corporation	4,293,614
10,170	United Continental Holdings, Inc.[a]	685,458
27,887	United Parcel Service, Inc.	3,322,736
3,436	United Rentals, Inc.[a]	590,683
30,162	United Technologies Corporation	3,847,766
6,316	Verisk Analytics, Inc.[a]	606,336
2,122	W.W. Grainger, Inc.[b]	501,323
16,218	Waste Management, Inc.	1,399,613
7,313	Xylem, Inc.	498,747

	Total	94,705,970

Information Technology (23.4%)
25,063	Accenture plc	3,836,895
30,825	Activision Blizzard, Inc.	1,951,839
20,084	Adobe Systems, Inc.[a]	3,519,520
33,140	Advanced Micro Devices, Inc.[a,b]	340,679
13,152	Agilent Technologies, Inc.	880,789
6,932	Akamai Technologies, Inc.[a]	450,857
1,943	Alliance Data Systems Corporation	492,512
12,071	Alphabet, Inc., Class Aa	12,715,591
12,219	Alphabet, Inc., Class Ca	12,785,962
12,428	Amphenol Corporation	1,091,178
14,945	Analog Devices, Inc.	1,330,553
3,444	ANSYS, Inc.[a]	508,300
208,217	Apple, Inc.	35,236,563
43,496	Applied Materials, Inc.	2,223,516
8,869	Autodesk, Inc.[a]	929,737
18,037	Automatic Data Processing, Inc.	2,113,756

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.1%)	Value
Information Technology (23.4%) - continued
16,489	Broadcom, Ltd.	$4,236,024
12,769	CA, Inc.	424,952
11,515	Cadence Design Systems, Inc.[a]	481,557
201,989	Cisco Systems, Inc.	7,736,179
5,809	Citrix Systems, Inc.[a]	511,192
24,033	Cognizant Technology Solutions Corporation	1,706,824
6,640	Computer Sciences Government Services, Inc.	198,669
35,369	Corning, Inc.	1,131,454
11,573	DXC Technology Company	1,098,278
39,364	eBay, Inc.[a,b]	1,485,597
12,547	Electronic Arts, Inc.[a]	1,318,188
2,551	F5 Networks, Inc.[a]	334,742
96,711	Facebook, Inc.[a]	17,065,623
13,565	Fidelity National Information Services, Inc.	1,276,331
8,457	Fiserv, Inc.[a]	1,108,966
5,626	FLIR Systems, Inc.	262,284
3,676	Gartner, Inc.[a]	452,699
6,445	Global Payments, Inc.	646,047
64,761	Hewlett Packard Enterprise Company	929,968
68,080	HP, Inc.	1,430,361
190,292	Intel Corporation	8,783,879
35,015	International Business Machines Corporation	5,372,001
9,858	Intuit, Inc.	1,555,395
15,262	Juniper Networks, Inc.	434,967
6,368	KLA-Tencor Corporation	669,086
6,603	Lam Research Corporation	1,215,414
37,702	MasterCard, Inc.	5,706,575
9,528	Microchip Technology, Inc.	837,321
46,852	Micron Technology, Inc.[a]	1,926,554
313,987	Microsoft Corporation	26,858,448
6,579	Motorola Solutions, Inc.	594,347
11,027	NetApp, Inc.	610,014
24,556	NVIDIA Corporation	4,751,586
124,205	Oracle Corporation	5,872,412
13,008	Paychex, Inc.	885,585
45,809	PayPal Holdings, Inc.[a]	3,372,459
5,124	Qorvo, Inc.[a]	341,258
59,811	QUALCOMM, Inc.	3,829,100
7,182	Red Hat, Inc.[a]	862,558
27,720	Salesforce.com, Inc.[a]	2,833,816
11,713	Seagate Technology plc[b]	490,072
7,452	Skyworks Solutions, Inc.	707,567
25,190	Symantec Corporation	706,831
6,133	Synopsys, Inc.[a]	522,777
14,331	TE Connectivity, Ltd.	1,362,018
40,034	Texas Instruments, Inc.	4,181,151
6,772	Total System Services, Inc.	535,598
3,423	VeriSign, Inc.[a,b]	391,728
73,643	Visa, Inc.[b]	8,396,775
11,999	Western Digital Corporation	954,281
18,655	Western Union Company	354,632
8,674	Xerox Corporation	252,847
10,205	Xilinx, Inc.	688,021

	Total	221,101,255

Materials (2.8%)
8,820	Air Products and Chemicals, Inc.	1,447,186
4,482	Albemarle Corporation	573,203
3,603	Avery Dennison Corporation	413,841
14,278	Ball Corporation	540,422
9,529	CF Industries Holdings, Inc.	405,364
94,562	DowDuPont, Inc.	6,734,706
5,830	Eastman Chemical Company	540,091
10,563	Ecolab, Inc.	1,417,343
5,432	FMC Corporation	514,193
54,744	Freeport-McMoRan, Inc.[a]	1,037,946
3,214	International Flavors & Fragrances, Inc.	490,489
16,772	International Paper Company	971,770
13,163	LyondellBasell Industries NV	1,452,142
2,559	Martin Marietta Materials, Inc.	565,641
17,847	Monsanto Company	2,084,173
14,308	Mosaic Company	367,143
21,656	Newmont Mining Corporation	812,533
12,891	Nucor Corporation	819,610
3,840	Packaging Corporation of America	462,912
10,354	PPG Industries, Inc.	1,209,554
11,630	Praxair, Inc.	1,798,928
7,316	Sealed Air Corporation	360,679
5,390	Vulcan Materials Company	691,914
10,327	Westrock Company	652,770

	Total	26,364,553

Real Estate (2.8%)
3,890	Alexandria Real Estate Equities, Inc.	507,995
17,378	American Tower Corporation	2,479,319
6,381	Apartment Investment & Management Company	278,914
5,582	AvalonBay Communities, Inc.	995,885
6,276	Boston Properties, Inc.	816,068
12,209	CBRE Group, Inc.[a]	528,772
16,524	Crown Castle International Corporation	1,834,329
8,301	Digital Realty Trust, Inc.	945,484
14,434	Duke Realty Corporation	392,749
3,166	Equinix, Inc.	1,434,895
14,876	Equity Residential	948,643
2,687	Essex Property Trust, Inc.	648,561
5,104	Extra Space Storage, Inc.	446,345
2,944	Federal Realty Investment Trust	390,993
25,310	General Growth Properties, Inc.	592,001
19,074	HCP, Inc.	497,450
29,977	Host Hotels & Resorts, Inc.	595,043
13,892	Iron Mountain, Inc.	524,145
17,344	Kimco Realty Corporation	314,794
4,383	Macerich Company	287,875
4,616	Mid-America Apartment Communities, Inc.	464,185
21,565	Prologis, Inc.	1,391,158
6,065	Public Storage, Inc.	1,267,585
11,506	Realty Income Corporation	656,072
6,007	Regency Centers Corporation	415,564
4,752	SBA Communications Corporation[a]	776,287
12,629	Simon Property Group, Inc.	2,168,904
3,977	SL Green Realty Corporation	401,399
10,865	UDR, Inc.	418,520
14,450	Ventas, Inc.	867,144
6,989	Vornado Realty Trust	546,400
14,980	Welltower, Inc.	955,275
30,667	Weyerhaeuser Company	1,081,318

	Total	26,870,071

Telecommunications Services (2.0%)
249,318	AT&T, Inc.	9,693,484
38,979	CenturyLink, Inc.	650,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.1%)	Value
Telecommunications Services (2.0%) - continued
164,411	Verizon Communications, Inc.	$8,702,274

	Total	19,045,928

Utilities (2.9%)
26,736	AES Corporation	289,551
9,406	Alliant Energy Corporation	400,790
9,886	Ameren Corporation	583,175
20,040	American Electric Power Company, Inc.	1,474,343
7,252	American Water Works Company, Inc.	663,485
17,537	CenterPoint Energy, Inc.	497,349
11,482	CMS Energy Corporation	543,099
12,624	Consolidated Edison, Inc.	1,072,409
26,306	Dominion Energy, Inc.	2,132,364
7,331	DTE Energy Company	802,451
28,486	Duke Energy Corporation	2,395,957
13,271	Edison International, Inc.	839,258
7,358	Entergy Corporation	598,868
12,897	Eversource Energy	814,832
39,091	Exelon Corporation	1,540,576
18,043	FirstEnergy Corporation	552,477
19,107	NextEra Energy, Inc.	2,984,322
13,747	NiSource, Inc.	352,885
12,147	NRG Energy, Inc.	345,947
20,841	PG&E Corporation	934,302
4,553	Pinnacle West Capital Corporation	387,825
27,679	PPL Corporation	856,665
20,567	Public Service Enterprise Group, Inc.	1,059,201
5,897	SCANA Corporation	234,583
10,235	Sempra Energy	1,094,326
40,868	Southern Company	1,965,342
12,827	WEC Energy Group, Inc.	852,098
20,652	Xcel Energy, Inc.	993,568

	Total	27,262,048

	Total Common Stock (cost $550,838,276)	926,352,444

	Collateral Held for Securities Loaned (1.6%)
15,093,925	Thrivent Cash Management Trust	15,093,925

	Total Collateral Held for Securities Loaned (cost $15,093,925)	15,093,925

Shares or Principal Amount	Short-Term Investments (1.7%)
	Federal Home Loan Bank Discount Notes
100,000	1.130%, 1/23/2018[d,e]	99,925
300,000	1.180%, 1/31/2018[d,e]	299,688
100,000	1.290%, 2/2/2018[d,e]	99,887
400,000	1.300%, 2/16/2018[d,e]	399,340
100,000	1.280%, 2/20/2018[d,e]	99,820
	Thrivent Core Short-Term Reserve Fund
1,542,799	1.510%	15,427,988

	Total Short-Term Investments (cost $16,426,667)	16,426,648

	Total Investments (cost $582,358,868) 101.4%	$957,873,017

	Other Assets and Liabilities, Net (1.4%)	(13,249,330)

	Total Net Assets 100.0%	$944,623,687

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$14,665,486

Total lending	$14,665,486
Gross amount payable upon return of collateral for securities loaned	$15,093,925

Net amounts due to counterparty	$428,439

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (85.2%)	Value
Consumer Discretionary (13.6%)
38,074	Amazon.com, Inc.[a]	$44,526,401
9,500	AOKI Holdings, Inc.	139,371
3,800	Autobacs Seven Company, Ltd.	72,859
4,800	Bandai Namco Holdings, Inc.	156,671
35,817	Barratt Developments plc	312,448
47,080	Berkeley Group Holdings plc	2,667,820
11,913	Breville Group, Ltd.	116,736
59,000	Bridgestone Corporation	2,730,652
12,100	Chiyoda Company, Ltd.	324,865
4,099	Cie Generale des Etablissements Michelin	586,382
555,930	Comcast Corporation	22,264,997
19,200	DCM Holdings Company, Ltd.	178,745
84,923	Eutelsat Communications	1,966,179
26,400	Heiwa Corporation	495,287
192,500	Honda Motor Company, Ltd.	6,569,544
23,200	Hugo Boss AG	1,968,704
97,000	Inchcape plc	1,021,840
7,277	Ipsos SA	268,046
17,030	JM AB	387,948
2,265	Linamar Corporation	131,918
99,046	Lowe’s Companies, Inc.	9,205,335
86,467	Marks and Spencer Group plc	366,846
45,715	Netflix, Inc.[a]	8,775,451
7,678	Nexity SA	456,719
12,908	Next plc	786,731
585,300	Nissan Motor Company, Ltd.	5,827,299
163,504	Peugeot SA	3,320,961
4,995	Priceline Group, Inc.[a]	8,680,011
44,607	Restaurant Brands International, Inc.	2,742,438
26,700	Sangetsu Company, Ltd.	491,388
61,100	Sankyo Company, Ltd.	1,921,398
18,300	SHIMAMURA Company, Ltd.	2,010,431
1,134	SSP Group plc	10,415
58,000	Sumitomo Rubber Industries, Ltd.	1,074,929
4,400	Takara Standard Company, Ltd.	70,953
45,900	Toyoda Gosei Company, Ltd.	1,164,565
74,000	TV Asahi Holdings Corporation	1,484,414
100,767	Walt Disney Company	10,833,460
17,454	Wolters Kluwer NV	909,868
24,300	Yokohama Rubber Company, Ltd.	593,560

	Total	147,614,585

Consumer Staples (3.1%)
23,800	Arcs Company, Ltd.	553,696
90,460	CVS Health Corporation	6,558,350
1,400	Earth Chemical Company, Ltd.	70,448
2,014	Ebro Foods SA	47,170
17,712	ForFarmers BV	221,868
31,479	Grieg Seafood ASA	276,458
7,374	Henkel AG & Company KGaA	883,013
4,700	Japan Tobacco, Inc.	151,355
16,400	Kewpie Corporation	436,954
37,190	Kimberly-Clark Corporation	4,487,345
21,900	Lawson, Inc.	1,455,333
47	Lindt & Spruengli AG	286,982
4,400	Ministop Company, Ltd.	95,023
9,500	Seven & I Holdings Company, Ltd.	393,551
173,537	Unilever NV	9,770,625
147,908	Unilever plc	8,203,866

	Total	33,892,037

Energy (5.7%)
1,120,296	BP plc	7,859,181
100,739	Chevron Corporation	12,611,516
356,671	Halliburton Company	17,430,512
54,197	OMV AG	3,435,433
79,598	Repsol SA	1,405,414
50,730	Royal Dutch Shell plc	1,690,575
19,710	Royal Dutch Shell plc, Class A	657,982
113,744	Royal Dutch Shell plc, Class B	3,830,211
21,051	TGS Nopec Geophysical Company ASA	498,427
50,473	Total SA	2,786,098
50,473	Total SA Rights[a,b]	6
2,293,602	Weatherford International plc[a,c]	9,564,320

	Total	61,769,675

Financials (15.0%)
54,821	ABN AMRO Group NVd	1,767,472
4,400	Aozora Bank, Ltd.	170,730
12,282	ASX, Ltd.	524,284
111,458	Australia & New Zealand Banking Group, Ltd.	2,486,522
359,805	Aviva plc	2,453,980
234,891	Banco Bilbao Vizcaya Argentaria SA	1,996,148
458,085	Bank of America Corporation	13,522,669
61,175	Bank of Nova Scotia	3,947,905
238,260	Blackstone Group, LP	7,629,085
52,260	Chubb, Ltd.	7,636,754
55,308	CI Financial Corporation	1,309,880
213,397	Citigroup, Inc.	15,878,871
94,772	CNP Assurances	2,186,134
35,219	Danske Bank AS	1,370,794
351,885	Direct Line Insurance Group plc	1,810,723
137,873	E*TRADE Financial Corporation[a]	6,834,365
7,701	Euronext NVd	477,683
358,900	FlexiGroup, Ltd.	480,953
35,516	Genworth MI Canada, Inc.	1,229,074
79,016	Goldman Sachs Group, Inc.	20,130,116
23,907	Hannover Rueckversicherung SE	2,999,457
21,619	Hargreaves Lansdown plc	525,033
14,300	Hokuhoku Financial Group, Inc.	222,816
1,009,941	HSBC Holdings plc	10,430,722
379,715	Huntington Bancshares, Inc.	5,528,650
13,212	Intact Financial Corporation	1,103,523
75,187	Interactive Brokers Group, Inc.	4,451,822
52,083	J.P. Morgan Chase & Company	5,569,756
27,822	Jupiter Fund Management plc	235,415
15,000	Macquarie Group, Ltd.	1,160,173
446,651	Medibank Private, Ltd.	1,143,801
123,720	MetLife, Inc.	6,255,283
833,900	Mizuho Financial Group, Inc.	1,507,766
2,479	Muenchener Rueckversicherungs-Gesellschaft AG	535,338
40,669	National Bank of Canada	2,029,244
93,011	Nordea Bank AB	1,126,174
249,949	Old Mutual plc	781,913
17,167	Pargesa Holding SA	1,486,924
23,299	Plus500, Ltd.	285,359
40,124	Power Corporation of Canada	1,033,265
25,138	Schroders plc	1,189,936
30,144	SCOR SE	1,211,591
155,100	Senshu Ikeda Holdings, Inc.	570,790
14,270	Societe Generale	735,695
83,000	State Street Corporation	8,101,630
15,037	Sydbank AS	605,257
189,370	Synchrony Financial	7,311,576
1,506	TMX Group, Ltd.	84,394
2,114	Vienna Insurance Group AG Wiener Versicherung Gruppe	65,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (85.2%)	Value
Financials (15.0%) - continued
300	Zurich Insurance Group AG	$91,213

	Total	162,223,872

Health Care (9.8%)
22,316	Aetna, Inc.	4,025,583
71,626	Alexion Pharmaceuticals, Inc.[a]	8,565,753
268,600	Astellas Pharmaceutical, Inc.	3,412,100
23,740	Biogen, Inc.[a]	7,562,852
77,500	Celgene Corporation[a]	8,087,900
48,100	CIGNA Corporation	9,768,629
93,446	GlaxoSmithKline plc ADR	3,314,530
1,897	Le Noble Age SA	134,063
229,422	Merck & Company, Inc.	12,909,576
36,376	Merck KGaA	3,904,473
89,906	Novartis AG	7,565,815
191,228	Novo Nordisk AS	10,275,731
361,950	Pfizer, Inc.	13,109,829
63,296	UnitedHealth Group, Inc.	13,954,236

	Total	106,591,070

Industrials (11.3%)
45,473	Adecco SA	3,475,051
11,800	Asahi Glass Company, Ltd.	510,048
54,212	Atlas Copco AB	2,077,788
68,567	Boeing Company	20,221,094
3,900	Central Glass Company, Ltd.	82,634
161,030	CSX Corporation	8,858,260
12,000	Dai Nippon Printing Company, Ltd.	267,159
237,622	Delta Air Lines, Inc.	13,306,832
20,816	Deutsche Lufthansa AG	764,439
14,019	Ferguson plc	1,006,056
9,260	Finning International, Inc.	233,673
164,229	GWA Group, Ltd.	363,111
12,800	Hitachi Transport System, Ltd.	333,073
85,137	Honeywell International, Inc.	13,056,610
20,800	Inaba Denki Sangyo Company, Ltd.	970,019
264,500	ITOCHU Corporation	4,930,682
8,948	Loomis AB	375,892
45,400	Marubeni Corporation	328,228
115,152	Meggitt plc	747,722
31,000	Mitsuboshi Belting, Ltd.	425,005
103,977	Monadelphous Group, Ltd.	1,403,264
63,817	National Express Group plc	328,192
52,900	Nitto Kogyo Corporation	847,619
108,658	Norfolk Southern Corporation	15,744,544
19,454	Northgate plc	100,138
150,734	PageGroup plc	949,767
140,178	RELX NV	3,221,901
88,806	RELX plc	2,082,337
6,350	Rockwool International AS	1,800,192
14,845	Schindler Holding AG, Participation Certificate	3,414,210
26,292	Siemens AG	3,640,319
140,058	SKF AB	3,111,497
45,300	Smiths Group plc	909,146
25,200	Sojitz Corporation	77,205
8,431	Spirax-Sarco Engineering plc	637,422
6,215	Sulzer, Ltd.	753,875
7,700	Taikisha, Ltd.	259,872
21,100	Toppan Forms Company, Ltd.	238,420
31,464	Transcontinental, Inc.	621,771
25,000	Tsubakimoto Chain Company	201,712
39,870	United Parcel Service, Inc.	4,750,511
35,952	Vinci SA	3,670,389
11,678	WSP Global, Inc.	556,586
14,308	YIT Oyj	109,356
9,700	Yuasa Trading Company, Ltd.	352,049

	Total	122,115,670

Information Technology (17.6%)
24,884	Alphabet, Inc., Class Aa	26,212,806
21,130	Alphabet, Inc., Class Ca	22,110,432
286,488	Apple, Inc.	48,482,364
1,047	BKW FMB Energie	62,165
28,400	Canon, Inc.	1,058,130
38,902	Capgemini SA	4,607,613
17,097	Capital Power Corporation	333,099
207,180	Cisco Systems, Inc.	7,934,994
112,375	Facebook, Inc.[a]	19,829,693
108,600	Konica Minolta Holdings, Inc.	1,042,008
6,170	Kulicke and Soffa Industries, Inc.[a]	150,147
279,286	Microsoft Corporation	23,890,125
27,500	NEC Networks & System Integration Corporation	722,049
65,782	PayPal Holdings, Inc.[a]	4,842,871
69,598	Red Hat, Inc.[a]	8,358,720
98,987	Salesforce.com, Inc.[a]	10,119,441
6,387	SMA Solar Technology AG	274,507
10,680	TE Connectivity, Ltd.	1,015,027
84,420	Visa, Inc.	9,625,568

	Total	190,671,759

Materials (4.7%)
14,900	Adeka Corporation	262,074
20,555	APERAM	1,055,973
49,982	BASF SE	5,479,583
25,108	BHP Billiton plc	507,691
135,273	BHP Billiton, Ltd.	3,107,344
119,300	Daicel Corporation	1,353,853
98,200	Eastman Chemical Company	9,097,248
74,439	Evonik Industries AG	2,795,859
53,693	Granges AB	550,654
22,900	JSR Corporation	449,854
54,000	Kaneka Corporation	492,186
106,500	Kuraray Company, Ltd.	2,005,175
60,700	Kyoei Steel, Ltd.	1,155,582
82,442	Mondi plc	2,142,553
3,200	Nippon Shokubai Company, Ltd.	215,713
344,238	Norsk Hydro ASA	2,609,604
9,450	Rio Tinto, Ltd.	555,613
24,111	Solvay SA	3,352,300
36,400	Toagosei Company, Ltd.	462,062
152,246	UPM-Kymmene Oyj	4,726,440
136,210	Westrock Company	8,609,834
9,200	Yamato Kogyo Company, Ltd.	266,481

	Total	51,253,676

Real Estate (0.9%)
36,912	Alstria Office REIT AG	570,434
14,106	Artis Real Estate Investment Trust	158,230
130,011	British Land Company plc	1,210,837
1,100	Daito Trust Construction Company, Ltd.	224,104
273,900	DEXUS Property Group	2,078,509
185,000	Hang Lung Properties, Ltd.	450,655
307,000	Hysan Development Company, Ltd.	1,628,746
96,000	Road King Infrastructure, Ltd.	165,403
462,981	Stockland	1,615,034
78,000	Sun Hung Kai Properties, Ltd.	1,298,627
29,500	Swire Pacific, Ltd.	272,944

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (85.2%)	Value
Real Estate (0.9%) - continued
222,800	Wing Tai Holdings, Ltd.	$379,815

	Total	10,053,338

Telecommunications Services (1.6%)
31,367	Freenet AG	1,157,333
673,467	KCOM Group plc	825,171
65,900	Nippon Telegraph & Telephone Corporation	3,098,230
305,700	NTT DOCOMO, Inc.	7,227,972
85,300	TDC AS	524,198
212,769	Telenor ASA	4,554,703

	Total	17,387,607

Utilities (1.9%)
8,622	Canadian Utilities, Ltd.	256,602
93,000	Chubu Electric Power Company, Inc.	1,153,545
3,900	Electric Power Development Company, Ltd.	104,908
2,276	Elia System Operator SA	130,808
151,700	Osaka Gas Company, Ltd.	2,917,092
330,239	PG&E Corporation	14,804,614
55,907	Redes Energeticas Nacionais SGPS SA	166,291
50,400	Tokyo Gas Company, Ltd.	1,151,562
8,599	Verbund AG	207,231

	Total	20,892,653

	Total Common Stock (cost $661,172,093)	924,465,942

	Preferred Stock (0.4%)
Consumer Staples (0.4%)
34,071	Henkel AG & Company KGaA, 1.620%	4,499,249

	Total	4,499,249

	Total Preferred Stock (cost $4,676,474)	4,499,249

	Registered Investment Companies (0.1%)
Equity Funds/Exchange Traded Funds (<0.1%)
12,151	iShares MSCI EAFE Index Fund	854,337

	Total	854,337

	Total Registered Investment Companies (cost $849,961)	854,337

	Collateral Held for Securities Loaned (0.5%)
5,612,125	Thrivent Cash Management Trust	5,612,125

	Total Collateral Held for Securities Loaned (cost $5,612,125)	5,612,125

Shares or Principal Amount	Short-Term Investments (14.3%)
	Federal Farm Credit Bank Discount Notes
800,000	1.100%, 1/17/2018[e]	799,570
3,100,000	1.320%, 3/28/2018[e]	3,090,117
8,400,000	1.075%, 1/3/2018[e]	8,399,698
10,600,000	1.168%, 1/5/2018[e,f]	10,598,855
600,000	1.210%, 1/9/2018[e]	599,849
5,000,000	1.180%, 1/10/2018[e]	4,998,565
16,000,000	1.154%, 1/12/2018[e]	15,994,272
8,000,000	1.199%, 1/17/2018[e]	7,995,696
4,600,000	1.115%, 1/19/2018[e,f]	4,597,199
2,000,000	1.180%, 1/24/2018[e]	1,998,424
4,600,000	1.280%, 1/29/2018[e]	4,595,547
1,000,000	1.200%, 1/31/2018[e]	998,961
1,000,000	1.287%, 2/2/2018[e]	998,863
8,000,000	1.259%, 2/7/2018[e]	7,989,440
5,000,000	1.235%, 2/9/2018[e]	4,993,035
9,580,000	1.281%, 2/14/2018[e,f]	9,564,892
5,500,000	1.292%, 2/16/2018[e,f]	5,490,925
3,900,000	1.300%, 2/20/2018[e]	3,892,992
2,000,000	1.310%, 3/2/2018[e]	1,995,574
400,000	1.320%, 3/9/2018[e]	399,010
	Thrivent Core Short-Term Reserve Fund
5,499,036	1.510%	54,990,359
	U.S. Treasury Bills
630,000	1.329%, 3/15/2018[e]	628,368

	Total Short-Term Investments (cost $155,610,766)	155,610,211

	Total Investments (cost $827,921,419) 100.5%	$1,091,041,864

	Other Assets and Liabilities, Net (0.5%)	(5,831,237)

	Total Net Assets 100.0%	$1,085,210,627

a	Non-income producing security.
b	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
c	All or a portion of the security is on loan.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $2,245,155 or 0.2% of total net assets.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$5,506,485

Total lending	$5,506,485
Gross amount payable upon return of collateral for securities loaned	$5,612,125

Net amounts due to counterparty	$105,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2017

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (0.9%)[a]	Value
Basic Materials (<0.1%)
	Big River Steel, LLC, Term Loan
$74,812	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	$75,373
	Peabody Energy Corporation, Term Loan
86,085	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	87,188

	Total	162,561

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
144,628	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	144,887

	Total	144,887

Communications Services (0.4%)
	Altice Financing SA, Term Loan
135,000	4.112%, (LIBOR 3M + 2.750%), 10/6/2026[b]	132,030
	Cengage Learning Acquisitions, Term Loan
449,074	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	427,742
	Coral-US Co-Borrower, LLC, Term Loan
310,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	310,146
	Frontier Communications Corporation, Term Loan
139,300	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	133,380
	Intelsat Jackson Holdings SA, Term Loan
95,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023[b,d,e]	92,930
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
180,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	174,150
	McGraw-Hill Global Education Holdings, LLC, Term Loan
213,375	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	212,665
	NEP/NCP Holdco, Inc., Term Loan
163,753	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	163,958
	TNS, Inc., Term Loan
107,576	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	107,688
	Univision Communications, Inc., Term Loan
1,156,754	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,152,254
	WideOpenWest Finance, LLC, Term Loan
102,743	4.751%, (LIBOR 1M + 3.250%), 8/6/2023[b]	101,683

	Total	3,008,626

Consumer Cyclical (0.2%)
	Ceridian HCM Holding, Inc., Term Loan
623,562	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	624,859
	Golden Entertainment, Inc., Term Loan
190,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[b]	190,158
	Mohegan Tribal Gaming Authority, Term Loan
306,987	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	309,338
	Scientific Games International, Inc., Term Loan
294,263	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	296,470
	Seminole Hard Rock Entertainment, Inc., Term Loan
463,175	4.443%, (LIBOR 3M + 2.750%), 5/14/2020[b]	465,491

	Total	1,886,316

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
248,740	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	248,553
80,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[b,d,e]	80,151
	Burlington Coat Factory Warehouse Corporation, Term Loan
139,650	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	139,738
	JBS USA LUX SA, Term Loan
302,713	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	297,188
	MPH Acquisition Holdings, LLC, Term Loan
135,134	4.693%, (LIBOR 3M + 3.000%), 6/7/2023[b]	135,322
	Revlon Consumer Products Corporation, Term Loan
84,359	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	62,452

	Total	963,404

Energy (0.1%)
	Houston Fuel Oil Terminal, LLC, Term Loan
138,923	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	140,139
	Pacific Drilling SA, Term Loan
1,163,363	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,f,g]	461,855
	Radiate Holdco, LLC, Term Loan
305,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	302,441

	Total	904,435

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (0.9%)[a]	Value
Financials (<0.1%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
$164,175	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[b]	$162,857

	Total	162,857

Technology (0.1%)
	First Data Corporation, Term Loan
300,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[b]	300,054
	Harland Clarke Holdings Corporation, Term Loan
163,514	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	164,058
	Rackspace Hosting, Inc., Term Loan
169,250	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	169,062
	Syniverse Holdings, Inc., Term Loan
95,000	4.569%, (LIBOR 1M + 3.000%), 4/23/2019[b]	93,259

	Total	726,433

Utilities (<0.1%)
	Intergen NV, Term Loan
249,629	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	249,524

	Total	249,524

	Total Bank Loans (cost $8,921,539)	8,209,043

	Long-Term Fixed Income (95.9%)
Asset-Backed Securities (24.3%)
	ALM Loan Funding CLO
3,500,000	2.493%, (LIBOR 3M + 1.140%), 10/17/2026, Ser. 2014-11A, Class A1R*,b	3,506,695
	Americredit Automobile Receivables Trust
2,108,670	1.340%, 4/8/2020, Ser. 2016-4, Class A2A	2,105,646
	Apidos CLO XVIII
3,600,000	2.483%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	3,606,296
	ARI Fleet Lease Trust
3,600,000	1.910%, 4/15/2026, Ser. 2017-A, Class A2[h]	3,591,956
	Babson CLO, Ltd.
3,760,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	3,763,595
	Bank of the West Auto Trust
2,500,000	2.110%, 1/15/2023, Ser. 2017-1, Class A3[h]	2,486,299
	Barclays Dryrock Issuance Trust
2,250,000	1.520%, 5/16/2022, Ser. 2016-1, Class A	2,229,435
	Bayview Opportunity Master Fund IVa Trust
3,443,889	3.500%, 6/8/2057, Ser. 2017-SPL5, Class Ab,h	3,491,267
	Betony CLO, Ltd.
3,425,000	2.709%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,b	3,447,852
	Birchwood Park CLO, Ltd.
3,420,000	2.539%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	3,431,402
	BlueMountain CLO, Ltd.
4,000,000	2.499%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	4,010,788
	Brazos Higher Education Authority, Inc.
1,756,798	2.262%, (LIBOR 3M + 0.800%), 2/25/2030, Ser. 2011-1, Class A2[b]	1,765,447
	Canadian Pacer Auto Receivables Trust
2,000,000	2.050%, 3/19/2021, Ser. 2017-B, Class A*	1,990,298
	CARDS II Trust
5,100,000	1.847%, (LIBOR 1M + 0.370%), 4/18/2022, Ser. 2017-1A, Class Ab,h	5,111,815
	Carlyle Global Market Strategies CLO, Ltd.
3,750,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,b	3,757,279
	CarMax Auto Owner Trust
2,992,054	1.210%, 11/15/2019, Ser. 2016-4, Class A2	2,985,771
	Cent CLO 16, LP
2,231,416	2.627%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,b	2,234,759
	Cent CLO 22, Ltd.
3,750,000	2.802%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	3,756,645
	Chase Issuance Trust
2,250,000	1.100%, 1/15/2020, Ser. 2016-A6, Class A6	2,249,100
	Chesapeake Funding II, LLC
2,962,556	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[h]	2,956,902
	Citibank Credit Card Issuance Trust
5,100,000	1.777%, (LIBOR 1M + 0.370%), 8/8/2024, Ser. 2017-A7, Class A7[b]	5,120,657
	CLUB Credit Trust
987,581	2.390%, 4/17/2023, Ser. 2017-NP1, Class A*	988,374
	Commonbond Student Loan Trust
512,343	3.200%, 6/25/2032, Ser. 2015-A, Class A*	517,044
2,216,808	2.550%, 5/25/2041, Ser. 2017-AG5, Class A1[h]	2,204,755

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Asset-Backed Securities (24.3%) - continued
	Conn Funding II, LP
$2,500,000	2.730%, 3/15/2020, Ser. 2017-3A, Class A1[h]	$2,499,894
	CPS Auto Receivables Trust
577,846	2.070%, 11/15/2019, Ser. 2016-B, Class Ah	577,950
	Credit Based Asset Servicing and Securitization, LLC
1,470,865	3.435%, 12/25/2036, Ser. 2006-CB2, Class AF2[i]	1,230,003
	DRB Prime Student Loan Trust
2,405,640	3.238%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,b	2,462,044
1,673,272	1.750%, 5/27/2042, Ser. 2017-A, Class A2Ah	1,669,020
	Dryden 34 Senior Loan Fund CLO
3,600,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,b	3,614,587
	Earnest Student Loan Program, LLC
3,044,308	2.650%, 1/25/2041, Ser. 2017-A, Class A2[h]	3,028,433
	Edlinc Student Loan Funding Trust
1,146,990	4.210%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	1,166,962
	Fifth Third Auto Trust
1,425,000	1.800%, 2/15/2022, Ser. 2017-1, Class A3	1,414,611
	Ford Credit Auto Owner Trust
3,575,000	2.260%, 11/15/2025, Ser. 2014-1, Class Ah	3,582,246
	GMAC Mortgage Corporation Loan Trust
206,887	2.052%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,j]	213,718
543,895	5.750%, 10/25/2036, Ser. 2006-HE3, Class A2[b,j]	550,661
820,948	1.509%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[b,j]	794,086
	GoldenTree Loan Opportunities IX, Ltd.
3,500,000	2.748%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	3,506,685
	GreatAmerica Leasing Receivables Funding, LLC
2,000,000	2.060%, 6/22/2020, Ser. 2017-1, Class A3[h]	1,994,432
	Impac CMB Trust
1,146,503	2.072%, (LIBOR 1M + 0.520%), 4/25/2035, Ser. 2005-2, Class 1A1[b]	1,121,669
347,462	2.192%, (LIBOR 1M + 0.640%), 8/25/2035, Ser. 2005-5, Class A1[b]	324,052
	John Deere Owner Trust
2,450,000	1.250%, 6/15/2020, Ser. 2016-B, Class A3	2,434,782
	Kubota Credit Owner Trust
$3,000,000	1.500%, 7/15/2020, Ser. 2016-1A, Class A3[h]	2,978,135
	Lendmark Funding Trust
1,250,000	2.800%, 5/20/2026, Ser. 2017-1III, Class Ah	1,244,907
	Madison Park Funding XIV, Ltd.
3,700,000	2.483%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	3,716,535
	Marlette Funding Trust
1,624,820	2.827%, 3/15/2024, Ser. 2017-AA, Class Ah	1,630,751
	Mill City Mortgage Loan Trust
1,242,186	2.500%, 4/25/2057, Ser. 2016-1, Class A1[b,h]	1,234,390
	MLCC Mortgage Investors, Inc.
244,195	2.212%, (LIBOR 1M + 0.660%), 9/25/2029, Ser. 2004-D, Class A1[b]	243,575
	MMAF Equipment Finance, LLC
2,058,364	1.730%, 5/18/2020, Ser. 2017-AA, Class A2[h]	2,055,499
	Mortgage Equity Conversion Asset Trust
3,683,321	2.220%, (CMT 1Y + 0.490%), 1/25/2042, Ser. 2007-FF1, Class A*,b,c	3,333,405
3,618,186	1.780%, (CMT 1Y + 0.470%), 2/25/2042, Ser. 2007-FF2, Class A*,b,c	3,269,031
	Nationstar HECM Loan Trust
2,223,144	2.038%, 9/25/2027, Ser. 2017-2A, Class A1[b,c,h]	2,223,144
	Navient Student Loan Trust
5,250,000	2.302%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[b,h]	5,306,642
2,800,000	2.152%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[b,h]	2,818,155
	Neuberger Berman CLO, Ltd.
3,000,000	2.543%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	3,018,060
	NextGear Floorplan Master Owner Trust
4,000,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[h]	3,987,386
	Northstar Education Finance, Inc.
1,745,943	2.252%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Ab,h	1,747,030
	Octagon Investment Partners XX, Ltd.
3,500,000	2.543%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	3,505,204
	OneMain Direct Auto Receivables Trust
378,468	2.040%, 1/15/2021, Ser. 2016-1A, Class Ah	378,597

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Asset-Backed Securities (24.3%) - continued
	OZLM VIII, Ltd.
$3,500,000	2.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	$3,508,942
	Prestige Auto Receivables Trust
2,909,477	1.460%, 7/15/2020, Ser. 2016-2A, Class A2[h]	2,902,677
	Prosper Marketplace Issuance Trust
2,982,623	2.410%, 9/15/2023, Ser. 2017-2A, Class Ah	2,985,045
	Race Point IX CLO, Ltd.
1,375,000	2.569%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	1,385,700
	Renaissance Home Equity Loan Trust
3,123,954	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[i]	2,246,039
1,155,215	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[i]	650,383
	Santander Retail Auto Lease Trust
3,550,000	2.220%, 1/20/2021, Ser. 2007-QS1, Class 1A5[h]	3,539,050
	Securitized Term Auto Receivables Trust
425,077	1.284%, 11/26/2018, Ser. 2016-1A, Class A2Ah	424,775
5,000,000	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[h]	4,985,620
	SLM Student Loan Trust
3,841,818	1.925%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	3,799,566
2,552,137	1.848%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	2,561,459
1,897,872	2.527%, (LIBOR 1M + 1.050%), 5/17/2027, Ser. 2013-A, Class A2Bb,h	1,909,418
	SoFi Consumer Loan Program, LLC
2,038,476	3.280%, 1/26/2026, Ser. 2017-1, Class Ah	2,058,764
1,585,552	2.770%, 5/25/2026, Ser. 2017-3, Class Ah	1,586,127
	SoFi Professional Loan Program, LLC
1,295,043	2.420%, 3/25/2030, Ser. 2015-A, Class A2[h]	1,295,146
1,089,987	1.480%, 5/26/2031, Ser. 2016-C, Class A2Ah	1,085,833
1,357,186	2.510%, 8/25/2033, Ser. 2015-C, Class A2[h]	1,351,635
1,337,934	2.402%, (LIBOR 1M + 0.850%), 7/25/2039, Ser. 2016-E, Class A1[b,h]	1,350,339
	Springleaf Funding Trust
3,650,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Ah	3,655,363
	Symphony CLO VIII, Ltd.
1,289,918	2.450%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012- 8A, Class AR*,b	1,292,451
	Towd Point Mortgage Trust
1,789,740	2.750%, 4/25/2057, Ser. 2017-2, Class A1[b,h]	1,788,133
	Toyota Auto Receivables Owner Trust
2,451,142	1.060%, 5/15/2019, Ser. 2016-D, Class A2A	2,447,401
	Upstart Securitization Trust
2,150,465	2.639%, 6/20/2024, Ser. 2017-1, Class A*	2,149,794
	Vericrest Opportunity Loan Transferee
1,197,433	3.500%, 6/26/2045, Ser. 2015-NPL8, Class A1[h,i]	1,198,344
1,050,153	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[h,i]	1,051,584
1,159,144	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[h,i]	1,163,711
	Verizon Owner Trust
2,800,000	2.060%, 9/20/2021, Ser. 2017-1A, Class Ah	2,792,969
5,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ah	5,471,747
	Voya CLO 2014-3, Ltd.
3,760,000	2.236%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2017-2, Class A*,b,c	3,760,000
	Wachovia Asset Securitization, Inc.
630,304	1.692%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,j	556,548
	Wheels SPV 2, LLC
2,850,000	1.880%, 4/20/2026, Ser. 2017-1A, Class A2[h]	2,838,327
	World Financial Network Credit Card Master Trust
4,100,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	4,083,911

	Total	220,063,159

Basic Materials (0.8%)
	Georgia-Pacific, LLC
2,470,000	2.539%, 11/15/2019[h]	2,478,633
	Glencore Funding, LLC
925,000	2.419%, (LIBOR 3M + 1.060%), 4/16/2018[b,h]	926,203
1,500,000	3.000%, 10/27/2022[h]	1,485,375
	Sherwin-Williams Company
1,000,000	2.250%, 5/15/2020	996,590
	Vale Overseas, Ltd.
1,300,000	5.875%, 6/10/2021	1,415,700

	Total	7,302,501

Capital Goods (0.8%)
	Lockheed Martin Corporation
1,500,000	2.500%, 11/23/2020	1,509,472
	Northrop Grumman Corporation
2,000,000	2.550%, 10/15/2022	1,985,478
	Roper Technologies, Inc.
1,000,000	6.250%, 9/1/2019	1,061,334
500,000	2.800%, 12/15/2021	500,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Capital Goods (0.8%) - continued
	Siemens Financieringsmaatschappij NV
$2,000,000	2.210%, (LIBOR 3M + 0.610%), 3/16/2022[b,h]	$2,017,996

	Total	7,075,105

Collateralized Mortgage Obligations (5.6%)
	American Home Mortgage Assets Trust
2,249,880	1.983%, (12 MTA + 0.920%), 11/25/2046, Ser. 2006-5, Class A1[b]	1,280,672
	Bayview Opportunity Master Fund Trust
2,596,962	3.500%, 5/28/2069, Ser. 2011-2, Class A2[b,h]	2,639,055
	BCAP, LLC Trust
1,603,543	1.732%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[b]	1,529,938
	Bear Stearns Adjustable Rate Mortgage Trust
573,770	3.520%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	584,225
	Colt Mortgage Loan Trust
2,395,019	2.614%, 5/27/2047, Ser. 2017-1, Class A1*,b	2,396,558
	Countrywide Alternative Loan Trust
384,909	5.500%, 11/25/2035, Ser. 2005-49CB, Class A1	384,005
422,753	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	397,382
747,430	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	726,436
	Countrywide Home Loans, Inc.
1,009,741	3.306%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[b]	870,669
1,032,089	3.386%, 9/20/2036, Ser. 2006-HYB5, Class 2A1[b]	890,025
	Deephaven Residential Mortgage Trust
1,485,797	2.725%, 12/26/2046, Ser. 2017-1A, Class A1*,b	1,478,070
1,897,989	2.577%, 10/25/2047, Ser. KP04, Class AG1[b,h]	1,897,871
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
2,314,173	1.833%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	2,136,169
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,243,202	2.250%, 6/25/2025, Ser. 2010-58, Class PT	1,244,321
	Finance of America Structured Securities Trust
4,618,555	2.321%, 11/25/2027, Ser. 2017-SFR2, Class Ab,c,h	4,613,614
	GCAT, LLC
700,003	3.375%, 3/25/2047, Ser. 2017-1, Class A1*,i	699,555
	HarborView Mortgage Loan Trust
$1,002,530	3.142%, 6/19/2034, Ser. 2004-5, Class 3Ab	993,296
	J.P. Morgan Alternative Loan Trust
1,696,658	3.481%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	1,543,103
	J.P. Morgan Mortgage Trust
224,687	3.588%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	207,716
	Master Asset Securitization Trust
1,030,684	2.052%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	518,812
	Residential Accredit Loans, Inc. Trust
814,870	4.290%, 9/25/2035, Ser. 2005-QA10, Class A31[b]	685,029
2,848,168	2.102%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	2,227,066
	Sequoia Mortgage Trust
1,870,351	2.197%, (LIBOR 6M + 0.740%), 9/20/2034, Ser. 2004-8, Class A2[b]	1,841,746
	Structured Adjustable Rate Mortgage Loan Trust
6,414	3.642%, 12/25/2034, Ser. 2004-18, Class 5Ab	6,340
	Structured Asset Securities Corporation Trust
1,059,776	5.500%, 12/25/2034, Ser. 2005-10, Class 3A1	1,058,702
	Towd Point Mortgage Trust
4,871,795	2.152%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,h]	4,877,742
	Wachovia Mortgage Loan Trust, LLC
554,372	3.687%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	500,218
	WaMu Mortgage Pass Through Certificates
561,775	1.842%, (LIBOR 1M + 0.290%), 10/25/2045, Ser. 2005-AR13, Class A1A1[b]	541,610
2,943,929	1.943%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	2,637,120
1,776,914	1.822%, (12 MTA + 0.820%), 12/25/2046, Ser. 2006-AR17, Class 1Ab	1,603,471
1,773,243	1.803%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	1,630,624
	Washington Mutual Mortgage Pass Through Certificates Trust
1,503,336	1.983%, (12 MTA + 0.920%), 9/25/2046, Ser. 2006-AR7, Class A1Ab	1,123,568
2,475,015	1.813%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	1,999,945

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Collateralized Mortgage Obligations (5.6%) -continued
	Wells Fargo Mortgage Backed Securities Trust
$1,615,929	3.465%, 10/25/2034, Ser. 2004-V, Class 2A1[b]	$1,622,252
894,684	5.500%, 8/25/2035, Ser. 2005-6, Class A12	914,218
577,029	3.545%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	584,074
430,877	3.628%, 3/25/2036, Ser. 2006-AR6, Class 3A1[b]	414,432

	Total	51,299,649

Commercial Mortgage-Backed Securities (5.0%)
	Cold Storage Trust
5,150,000	2.477%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class A*,b	5,162,755
	Commercial Mortgage Trust
2,500,000	3.039%, 11/12/2046, Ser. 2013-CR13, Class A2	2,519,005
6,589,944	2.928%, 2/10/2047, Ser. 2014-CR15, Class A2	6,634,123
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
5,300,000	1.463%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KF41, Class Ab	5,299,998
1,705,065	2.776%, 3/25/2023, Ser. K724, Class A1	1,726,262
5,500,000	1.672%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. 2017-M13, Class FAb	5,493,047
	Federal National Mortgage Association - ACES
2,998,603	1.638%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-HB1, Class Ab	2,996,873
	Invitation Homes 2017-SFR2 Trust
1,991,642	2.341%, (LIBOR 1M + 0.850%), 12/17/2036, Ser. 2017-C, Class A2Bb,h	1,998,035
	SCG Trust
3,150,000	3.127%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Ab,h	3,148,055
	Wells Fargo Commercial Mortgage Trust
6,200,000	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	6,245,402
3,575,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	3,593,527

	Total	44,817,082

Communications Services (2.3%)
	American Tower Corporation
2,200,000	3.450%, 9/15/2021	2,248,352
	American Tower Trust I
1,650,000	1.551%, 3/15/2018*	1,647,762
	AT&T, Inc.
1,735,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b]	1,755,706
1,000,000	3.200%, 3/1/2022	1,010,674
2,000,000	2.303%, (LIBOR 3M + 0.890%), 2/14/2023[b]	2,015,590
	Charter Communications Operating, LLC
1,000,000	3.579%, 7/23/2020	1,018,576
1,000,000	4.464%, 7/23/2022	1,043,222
	Cox Communications, Inc.
1,500,000	3.150%, 8/15/2024[h]	1,476,993
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	255,287
1,000,000	2.250%, 9/1/2021	983,027
1,000,000	3.200%, 9/1/2024	989,406
	Discovery Communications, LLC
2,000,000	2.950%, 3/20/2023	1,979,063
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,257,550
	SES Global Americas Holdings GP
1,375,000	2.500%, 3/25/2019[h]	1,369,861
	Viacom, Inc.
1,500,000	3.875%, 12/15/2021	1,529,835

	Total	20,580,904

Consumer Cyclical (2.0%)
	Alibaba Group Holding, Ltd.
500,000	2.800%, 6/6/2023	498,500
	BMW US Capital, LLC
1,550,000	1.500%, 4/11/2019[h]	1,539,169
	CVS Health Corporation
965,000	2.250%, 8/12/2019	961,985
	Daimler Finance North America, LLC
2,000,000	1.921%, (LIBOR 3M + 0.530%), 5/5/2020[b,h]	2,006,603
	eBay, Inc.
775,000	2.500%, 3/9/2018	775,722
	Ford Motor Credit Company, LLC
1,000,000	2.956%, (LIBOR 3M + 1.270%), 3/28/2022[b]	1,016,636
	General Motors Financial Company, Inc.
1,800,000	2.289%, (LIBOR 3M + 0.930%), 4/13/2020[b]	1,818,005
3,500,000	3.003%, (LIBOR 3M + 1.310%), 6/30/2022[b]	3,564,418
	Home Depot, Inc.
1,900,000	4.400%, 4/1/2021	2,017,604
	Hyundai Capital Services, Inc.
1,000,000	3.000%, 3/6/2022[h]	985,074
1,500,000	3.000%, 8/29/2022[h]	1,474,600
	Newell Rubbermaid, Inc.
1,100,000	3.150%, 4/1/2021	1,112,205
	Ralph Lauren Corporation
275,000	2.625%, 8/18/2020	277,137

	Total	18,047,658

Consumer Non-Cyclical (5.7%)
	Abbott Laboratories
2,100,000	2.350%, 11/22/2019	2,100,218

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Consumer Non-Cyclical (5.7%) - continued
	Actavis Funding SCS
$2,285,000	2.804%, (LIBOR 3M + 1.255%), 3/12/2020[b]	$2,318,080
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	503,215
	Anheuser-Busch InBev Finance, Inc.
2,290,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	2,363,114
1,415,000	3.300%, 2/1/2023	1,447,760
	BAT Capital Corporation
2,000,000	2.296%, (LIBOR 3M + 0.880%), 8/15/2022[b,h]	2,023,896
	BAT International Finance plc
2,185,000	2.099%, (LIBOR 3M + 0.510%), 6/15/2018[b,h]	2,186,687
	Bayer U.S. Finance, LLC
1,250,000	2.375%, 10/8/2019[h]	1,250,556
	Becton, Dickinson and Company
2,050,000	3.125%, 11/8/2021	2,067,057
	Boston Scientific Corporation
1,875,000	6.000%, 1/15/2020	2,001,255
	Bunge Limited Finance Corporation
2,000,000	3.500%, 11/24/2020	2,041,571
	Bunge, Ltd. Finance Corporation
1,000,000	3.000%, 9/25/2022	992,419
	Church & Dwight Company, Inc.
1,400,000	2.450%, 12/15/2019	1,403,974
	CK Hutchison International, Ltd.
2,000,000	2.750%, 3/29/2023[h]	1,961,249
	Constellation Brands, Inc.
1,000,000	2.700%, 5/9/2022	994,980
	H. J. Heinz Company
2,050,000	3.500%, 7/15/2022	2,096,382
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,571,339
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[h]	1,549,912
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[h]	2,503,142
	Kraft Heinz Foods Company
1,500,000	2.230%, (LIBOR 3M + 0.820%), 8/10/2022[b]	1,512,844
	Kroger Company
500,000	2.800%, 8/1/2022	498,120
	Laboratory Corporation of America Holdings
1,485,000	2.625%, 2/1/2020	1,488,829
	Mead Johnson Nutrition Company
1,000,000	3.000%, 11/15/2020	1,014,903
	Merck & Company, Inc.
1,825,000	1.785%, (LIBOR 3M + 0.375%), 2/10/2020[b]	1,836,236
	Mondelez International, Inc.
1,858,000	1.897%, (LIBOR 3M + 0.520%), 2/1/2019[b]	1,862,532
	Mylan NV
1,220,000	3.150%, 6/15/2021	1,226,692
	PepsiCo, Inc.
1,185,000	1.877%, (LIBOR 3M + 0.530%), 10/6/2021[b]	1,201,086
	Philip Morris International, Inc.
1,000,000	2.375%, 8/17/2022	985,189
	Reynolds American, Inc.
530,000	3.250%, 6/12/2020	538,496
	Shire Acquisitions Investments Ireland Designated Activity Company
1,900,000	1.900%, 9/23/2019	1,882,595
	Smithfield Foods, Inc.
780,000	2.700%, 1/31/2020[h]	774,868
	Teva Pharmaceutical Finance Netherlands III BV
1,000,000	2.200%, 7/21/2021	913,377
	Unilever Capital Corporation
2,500,000	2.200%, 3/6/2019	2,503,940

	Total	51,616,513

Energy (3.9%)
	Andeavor Logistics, LP
500,000	3.500%, 12/1/2022	498,983
	BP Capital Markets plc
1,600,000	1.676%, 5/3/2019	1,591,445
1,500,000	2.263%, (LIBOR 3M + 0.650%), 9/19/2022[b]	1,520,133
	Cenovus Energy, Inc.
1,000,000	3.000%, 8/15/2022	993,632
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	2,999,984
	DCP Midstream Operating, LP
1,650,000	2.700%, 4/1/2019	1,639,687
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,242,721
	Enbridge, Inc.
1,000,000	2.900%, 7/15/2022	993,819
	Encana Corporation
1,000,000	3.900%, 11/15/2021	1,027,643
	EOG Resources, Inc.
1,025,000	2.625%, 3/15/2023	1,013,090
	EQT Corporation
1,000,000	3.000%, 10/1/2022	989,211
	Exxon Mobil Corporation
2,100,000	1.708%, 3/1/2019	2,094,936
1,785,000	1.879%, (LIBOR 3M + 0.370%), 3/6/2022[b]	1,797,307
	Marathon Oil Corporation
1,000,000	2.800%, 11/1/2022	990,122
	Marathon Petroleum Corporation
1,325,000	3.400%, 12/15/2020	1,353,778
	NiSource Finance Corporation
1,000,000	2.650%, 11/17/2022	992,318
	Petrobras Global Finance BV
1,300,000	6.125%, 1/17/2022	1,379,625
	Petroleos Mexicanos
1,300,000	5.186%, (LIBOR 3M + 3.650%), 3/11/2022[b,h]	1,427,391
1,638,750	2.378%, 4/15/2025	1,630,550
	Plains All American Pipeline, LP
2,000,000	3.850%, 10/15/2023	1,990,189
	Schlumberger Holdings Corporation
1,325,000	3.000%, 12/21/2020[h]	1,341,988

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Energy (3.9%) - continued
	Shell International Finance BV
$1,735,000	1.863%, (LIBOR 3M + 0.450%), 5/11/2020[b]	$1,750,875
	Sinopec Group Overseas Development, Ltd.
1,325,000	1.750%, 9/29/2019[h]	1,303,528
	Sunoco Logistics Partners Operations, LP
1,660,000	4.400%, 4/1/2021	1,726,122
	Transcontinental Gas Pipe Line Company, LLC
600,000	7.850%, 2/1/2026	766,729

	Total	35,055,806

Financials (20.9%)
	ABN AMRO Bank NV
1,900,000	2.450%, 6/4/2020[h]	1,898,911
	Aflac, Inc.
1,850,000	2.400%, 3/16/2020	1,851,429
	American Express Credit Corporation
2,580,000	2.150%, (LIBOR 3M + 0.550%), 3/18/2019[b]	2,590,167
850,000	2.624%, (LIBOR 3M + 1.050%), 9/14/2020[b]	865,161
	American International Group, Inc.
1,150,000	3.300%, 3/1/2021	1,172,235
	Ares Capital Corporation
1,400,000	4.875%, 11/30/2018	1,431,955
	Athene Global Funding
2,000,000	2.564%, (LIBOR 3M + 1.230%), 7/1/2022[b,h]	2,030,063
	Bank of America Corporation
2,000,000	2.728%, (LIBOR 3M + 1.070%), 3/22/2018[b]	2,003,769
2,200,000	2.205%, (LIBOR 3M + 0.870%), 4/1/2019[b]	2,217,567
1,500,000	1.971%, (LIBOR 3M + 0.650%), 10/1/2021[b]	1,506,963
1,185,000	2.523%, (LIBOR 3M + 1.160%), 1/20/2023[b]	1,209,630
1,500,000	2.365%, (LIBOR 3M + 1.000%), 4/24/2023[b]	1,524,121
500,000	2.816%, 7/21/2023[b]	498,959
1,100,000	4.000%, 1/22/2025	1,144,140
1,100,000	6.100%, 3/17/2025[b,k]	1,207,250
	Bank of New York Mellon Corporation
675,000	4.500%, 6/20/2023[b,k]	672,502
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,175,000	2.850%, 9/8/2021[h]	1,180,248
	Barclays plc
1,000,000	3.684%, 1/10/2023	1,014,662
	BB&T Corporation
1,520,000	2.074%, (LIBOR 3M + 0.715%), 1/15/2020[b]	1,533,689
	BNZ International Funding, Ltd.
1,000,000	2.141%, (LIBOR 3M + 0.700%), 2/21/2020[b,h]	1,005,610
1,325,000	2.554%, (LIBOR 3M + 0.980%), 9/14/2021[b,h]	1,340,371
	BPCE SA
1,000,000	2.666%, (LIBOR 3M + 1.220%), 5/22/2022[b,h]	1,014,706
	Caisse Centrale Desjardins du Quebec
1,915,000	2.043%, (LIBOR 3M + 0.665%), 1/29/2018[b,h]	1,915,398
	Capital One Financial Corporation
2,000,000	2.173%, (LIBOR 3M + 0.760%), 5/12/2020[b]	2,009,185
	Capital One NA
1,000,000	2.217%, (LIBOR 3M + 0.820%), 8/8/2022[b]	999,293
1,500,000	2.528%, (LIBOR 3M + 1.150%), 1/30/2023[b]	1,508,574
	Citigroup, Inc.
1,840,000	2.119%, (LIBOR 3M + 0.770%), 4/8/2019[b]	1,850,142
1,500,000	2.327%, (LIBOR 3M + 0.960%), 4/25/2022[b]	1,515,552
1,725,000	2.911%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,775,582
2,000,000	2.522%, (LIBOR 3M + 1.100%), 5/17/2024[b]	2,030,765
	CNA Financial Corporation
3,000,000	5.875%, 8/15/2020	3,244,805
1,250,000	5.750%, 8/15/2021	1,368,534
	Compass Bank
2,000,000	2.875%, 6/29/2022	1,978,835
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,500,000	11.000%, 6/30/2019[b,h,k]	1,676,250
1,600,000	2.500%, 1/19/2021	1,607,180
	Credit Agricole SA
1,650,000	2.159%, (LIBOR 3M + 0.800%), 4/15/2019[b,h]	1,661,969
1,800,000	2.506%, (LIBOR 3M + 0.970%), 6/10/2020[b,h]	1,825,600
1,050,000	8.125%, 12/23/2025[b,h,k]	1,259,173
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[h]	1,678,500
990,000	7.500%, 12/11/2023[b,h,k]	1,130,976
	Discover Bank
1,850,000	8.700%, 11/18/2019	2,033,983
	Discover Financial Services
2,750,000	2.600%, 11/13/2018	2,759,318
	Fifth Third Bancorp
1,185,000	2.875%, 10/1/2021	1,196,503
	Goldman Sachs Capital II
88,000	4.000%, (LIBOR 3M + 0.768%), 2/2/2018[b,k]	77,792
	Goldman Sachs Group, Inc.
1,915,000	2.516%, (LIBOR 3M + 1.100%), 11/15/2018[b]	1,926,850
2,160,000	2.523%, (LIBOR 3M + 1.160%), 4/23/2020[b]	2,193,279
1,720,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	1,745,142
1,000,000	2.365%, (LIBOR 3M + 1.000%), 7/24/2023[b]	1,008,586
1,375,000	3.077%, (LIBOR 3M + 1.600%), 11/29/2023[b]	1,431,141
	HCP, Inc.
1,145,000	4.000%, 12/1/2022	1,198,755
	Hospitality Properties Trust
1,500,000	4.250%, 2/15/2021	1,551,171

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Financials (20.9%) - continued
	HSBC Holdings plc
$1,325,000	2.843%, (LIBOR 3M + 1.500%), 1/5/2022[b]	$1,369,861
2,000,000	3.262%, 3/13/2023[b]	2,027,599
1,000,000	6.000%, 5/22/2027[b,k]	1,051,250
	Huntington Bancshares, Inc.
1,550,000	3.150%, 3/14/2021	1,574,240
	ING Groep NV
1,650,000	6.000%, 4/16/2020[b,k]	1,710,225
2,600,000	2.843%, (LIBOR 3M + 1.150%), 3/29/2022[b]	2,649,854
	International Lease Finance Corporation
1,560,000	5.875%, 8/15/2022	1,728,057
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[h]	1,535,574
	J.P. Morgan Chase & Company
3,000,000	2.267%, (LIBOR 3M + 0.900%), 1/25/2018[b]	3,001,437
1,500,000	2.250%, 1/23/2020	1,498,915
1,250,000	5.300%, 5/1/2020[b,k]	1,296,375
1,750,000	3.875%, 9/10/2024	1,825,070
1,500,000	2.327%, (LIBOR 3M + 0.850%), 1/10/2025[b]	1,505,969
	J.P. Morgan Chase Bank NA
1,350,000	2.265%, (LIBOR 3M + 0.590%), 9/23/2019[b]	1,359,512
	Japan Bank for International Cooperation
4,000,000	1.750%, 7/31/2018	3,996,679
	KeyBank NA
2,750,000	2.001%, (LIBOR 3M + 0.520%), 6/1/2018[b]	2,754,457
	Kilroy Realty, LP
750,000	3.800%, 1/15/2023	766,837
	Lloyds Bank plc
2,040,000	2.120%, (LIBOR 3M + 0.520%), 3/16/2018[b]	2,041,436
	Lloyds Banking Group plc
2,000,000	2.907%, 11/7/2023[b]	1,982,589
350,000	4.582%, 12/10/2025	366,903
	Macquarie Group, Ltd.
1,500,000	2.488%, (LIBOR 3M + 1.020%), 11/28/2023[b,h]	1,503,450
	Metropolitan Life Global Funding I
3,250,000	3.650%, 6/14/2018[h]	3,273,760
	Mitsubishi UFJ Financial Group, Inc.
1,325,000	2.624%, (LIBOR 3M + 1.060%), 9/13/2021[b]	1,343,796
1,400,000	2.366%, (LIBOR 3M + 0.920%), 2/22/2022[b]	1,412,538
	Mizuho Financial Group Cayman 3, Ltd.
825,000	4.600%, 3/27/2024[h]	872,199
	Mizuho Financial Group, Inc.
1,325,000	2.704%, (LIBOR 3M + 1.140%), 9/13/2021[b]	1,346,559
1,500,000	2.408%, (LIBOR 3M + 0.940%), 2/28/2022[b]	1,513,198
	Morgan Stanley
1,000,000	5.450%, 7/15/2019[b,k]	1,027,500
2,050,000	2.213%, (LIBOR 3M + 0.800%), 2/14/2020[b]	2,058,171
1,100,000	5.550%, 7/15/2020[b,k]	1,142,625
2,000,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[b]	2,033,085
1,600,000	2.765%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,645,516
1,750,000	5.000%, 11/24/2025	1,914,461
	NCUA Guaranteed Notes
865,857	1.757%, (LIBOR 1M + 0.350%), 12/7/2020, Ser. 2010-A1, Class Ab	866,346
	Peachtree Corners Funding Trust
1,375,000	3.976%, 2/15/2025[h]	1,415,446
	Prudential Financial, Inc.
1,160,000	2.350%, 8/15/2019	1,160,659
	Realty Income Corporation
2,000,000	3.250%, 10/15/2022	2,031,970
	Regions Financial Corporation
1,000,000	3.200%, 2/8/2021	1,017,371
	Reliance Standard Life Global Funding II
1,535,000	2.500%, 4/24/2019[h]	1,538,273
	Royal Bank of Scotland Group plc
2,000,000	2.886%, (LIBOR 3M + 1.470%), 5/15/2023[b]	2,021,908
1,000,000	3.498%, 5/15/2023[b]	1,002,057
	Santander Holdings USA, Inc.
1,550,000	3.700%, 3/28/2022[h]	1,568,469
1,000,000	3.400%, 1/18/2023[h]	995,963
	Santander UK plc
750,000	3.125%, 1/8/2021	757,055
	Simon Property Group, LP
1,390,000	2.500%, 9/1/2020	1,394,943
1,600,000	2.500%, 7/15/2021	1,603,924
	Skandinaviska Enskilda Banken AB
2,500,000	1.375%, 5/29/2018[h]	2,495,069
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[h]	1,986,081
2,000,000	2.500%, 4/5/2022[h]	1,992,793
	Standard Chartered plc
1,175,000	3.950%, 1/11/2023[h]	1,185,686
	State Street Corporation
2,499,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	2,544,448
	Sumitomo Mitsui Banking Corporation
2,160,000	1.939%, (LIBOR 3M + 0.580%), 1/16/2018[b]	2,160,171
	Sumitomo Mitsui Financial Group, Inc.
1,550,000	4.436%, 4/2/2024[h]	1,632,018
	SunTrust Banks, Inc.
775,000	2.900%, 3/3/2021	783,605
	Svenska Handelsbanken AB
750,000	2.090%, (LIBOR 3M + 0.490%), 6/17/2019[b]	753,641
	Swedbank AB
1,750,000	1.750%, 3/12/2018[h]	1,748,915
	Synchrony Financial
1,440,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	1,460,266

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Financials (20.9%) - continued
$1,485,000	4.250%, 8/15/2024	$1,539,417
	Toronto-Dominion Bank
1,500,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	1,528,305
	UBS AG
2,500,000	2.375%, (LIBOR 3M + 0.700%), 3/26/2018[b]	2,503,570
	USB Group Funding Jersey, Ltd.
2,250,000	3.115%, (LIBOR 3M + 1.440%), 9/24/2020[b,h]	2,299,732
	USB Realty Corporation
1,495,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,k]	1,347,369
	Voya Financial, Inc.
686,000	2.900%, 2/15/2018	686,670
500,000	5.650%, 5/15/2053[b]	532,500
	Wells Fargo & Company
2,155,000	2.058%, (LIBOR 3M + 0.680%), 1/30/2020[b]	2,172,826
750,000	3.450%, 2/13/2023	764,176
1,600,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[b]	1,642,542
1,100,000	5.875%, 6/15/2025[b,k]	1,218,305
1,100,000	4.100%, 6/3/2026	1,153,182

	Total	189,708,309

Foreign Government (0.8%)
	Argentina Government International Bond
1,560,000	5.625%, 1/26/2022	1,645,800
	Export-Import Bank of Korea
2,130,000	2.250%, 1/21/2020	2,107,582
	Kommunalbanken AS
3,500,000	1.500%, 10/22/2019[h]	3,460,617
	Poland Government International Bond
125,000	4.000%, 1/22/2024	133,297

	Total	7,347,296

Mortgage-Backed Securities (2.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
7,150,000	3.000%, 1/1/2033[e]	7,282,990
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
336,852	6.500%, 9/1/2037	373,500
6,000,000	4.000%, 1/1/2048[e]	6,276,600
	Federal National Mortgage Association Connecticut Avenue Securities
2,958,361	2.302%, (LIBOR 1M + 0.750%), 2/25/2030, Ser. 2017-C06, Class 2M1[b]	2,965,557
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
516,461	3.480%, (LIBOR 12M + 1.730%), 9/1/2037[b]	538,447
238,375	2.821%, (LIBOR 12M + 1.071%), 10/1/2037[b]	236,242
1,250,770	3.043%, (LIBOR 12M + 1.512%), 1/1/2043[b]	1,281,701
3,829,670	1.752%, (LIBOR 12M + 1.550%), 7/1/2043[b]	3,950,225

	Total	22,905,262

Technology (2.3%)
	Amphenol Corporation
1,136,000	2.550%, 1/30/2019	1,139,795
	Apple, Inc.
3,050,000	1.691%, (LIBOR 3M + 0.300%), 5/6/2019[b]	3,062,218
1,735,000	1.713%, (LIBOR 3M + 0.300%), 5/6/2020[b]	1,741,719
	Broadcom Corporation
1,565,000	2.375%, 1/15/2020[h]	1,554,333
2,000,000	2.650%, 1/15/2023[h]	1,927,739
	Cisco Systems, Inc.
2,185,000	1.981%, (LIBOR 3M + 0.500%), 3/1/2019[b]	2,195,648
	Diamond 1 Finance Corporation
885,000	3.480%, 6/1/2019[h]	896,008
	Hewlett Packard Enterprise Company
2,800,000	3.273%, (LIBOR 3M + 1.930%), 10/5/2018[b]	2,835,741
	Intel Corporation
800,000	3.100%, 7/29/2022	822,814
	Oracle Corporation
1,425,000	2.500%, 5/15/2022	1,427,073
1,500,000	2.625%, 2/15/2023	1,503,112
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	991,212
	VMware, Inc.
1,000,000	2.950%, 8/21/2022	997,074

	Total	21,094,486

Transportation (1.6%)
	Air Canada Pass Through Trust
1,273,588	3.875%, 3/15/2023[h]	1,289,508
	American Airlines Pass Through Trust
1,096,539	5.600%, 7/15/2020[h]	1,133,164
1,094,220	4.950%, 1/15/2023	1,164,497
840,160	3.700%, 5/1/2023	838,060
	British Airways plc
1,256,301	4.625%, 6/20/2024[h]	1,330,423
	Continental Airlines, Inc.
2,530,176	4.150%, 4/11/2024	2,644,034
	Delta Air Lines, Inc.
523,253	4.750%, 5/7/2020	544,183
	ERAC USA Finance, LLC
1,600,000	2.600%, 12/1/2021[h]	1,579,337
	J.B. Hunt Transport Services, Inc.
1,175,000	3.300%, 8/15/2022	1,190,100
	TTX Company
2,000,000	2.250%, 2/1/2019[h]	1,994,951
800,000	4.125%, 10/1/2023*	841,650

	Total	14,549,907

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (95.9%)	Value
U.S. Government and Agencies (14.9%)
	Federal Home Loan Bank
$1,000,000	1.375%, 11/15/2019	$989,852
	Federal National Mortgage Association
7,500,000	1.250%, 8/17/2021	7,266,833
	U.S. Treasury Bonds
3,100,000	2.250%, 11/15/2027	3,055,297
1,335,000	5.500%, 8/15/2028	1,717,387
200,000	3.000%, 5/15/2042	210,290
2,800,000	2.500%, 5/15/2046	2,660,477
	U.S. Treasury Bonds, TIPS
7,293,536	0.125%, 1/15/2023	7,239,900
6,637,475	0.375%, 1/15/2027	6,594,213
7,688,898	0.375%, 7/15/2027	7,653,318
6,246,240	1.000%, 2/15/2046	6,683,697
	U.S. Treasury Notes
5,000,000	1.250%, 12/15/2018	4,973,675
12,350,000	1.500%, 10/31/2019	12,263,610
1,750,000	1.875%, 12/15/2020	1,744,806
39,595,000	1.125%, 8/31/2021	38,246,810
1,500,000	1.875%, 7/31/2022	1,479,510
10,080,000	2.000%, 11/30/2022	9,986,835
3,000,000	2.125%, 7/31/2024	2,963,684
	U.S. Treasury Notes, TIPS
19,774,440	0.125%, 4/15/2021	19,698,408

	Total	135,428,602

Utilities (2.5%)
	Ameren Corporation
1,150,000	2.700%, 11/15/2020	1,153,711
	Berkshire Hathaway Energy Company
1,500,000	2.400%, 2/1/2020	1,506,925
	DTE Energy Company
595,000	2.400%, 12/1/2019	594,220
	Electricite de France SA
1,500,000	5.250%, 1/29/2023[b,h,k]	1,530,000
	Enel Finance International NV
2,000,000	2.750%, 4/6/2023[h]	1,970,418
	Eversource Energy
1,320,000	1.600%, 1/15/2018	1,319,727
1,250,000	1.450%, 5/1/2018	1,248,020
	Exelon Corporation
1,650,000	2.850%, 6/15/2020	1,664,754
1,250,000	3.497%, 6/1/2022	1,273,719
	Exelon Generation Company, LLC
1,255,000	2.950%, 1/15/2020	1,267,750
	ITC Holdings Corporation
1,500,000	2.700%, 11/15/2022[h]	1,497,080
	National Rural Utilities Cooperative Finance Corporation
1,150,000	4.750%, 4/30/2043[b]	1,203,797
	PPL Capital Funding, Inc.
1,580,000	3.500%, 12/1/2022	1,624,259
	Public Service Electric And Gas Company
2,430,000	1.800%, 6/1/2019	2,417,634
	Sempra Energy
1,530,000	2.400%, 3/15/2020	1,529,032
	Southern California Edison Company
835,000	2.400%, 2/1/2022	828,904

	Total	22,629,950

	Total Long-Term Fixed Income (cost $872,073,839)	869,522,189

Shares	Preferred Stock (0.4%)
Financials (0.3%)
66,000	Citigroup, Inc., 7.750%[b]	1,813,680
8,125	Farm Credit Bank of Texas,
	6.750%[b,h,k]	891,719

	Total	2,705,399

Utilities (0.1%)
36,000	Southern California Edison Company
	Trust IV, 5.375%[b,k]	928,800

	Total	928,800

	Total Preferred Stock (cost $3,534,100)	3,634,199

	Collateral Held for Securities Loaned (0.2%)
1,467,750	Thrivent Cash Management Trust	1,467,750

	Total Collateral Held for Securities Loaned (cost $1,467,750)	1,467,750

Shares or Principal Amount	Short-Term Investments (3.9%)
	Federal Home Loan Bank Discount Notes
500,000	1.215%, 1/11/2018[l,m]	499,838
300,000	1.180%, 1/31/2018[l,m]	299,688
100,000	1.280%, 2/15/2018[l]	99,839
200,000	1.280%, 2/16/2018[l,m]	199,670
	Thrivent Core Short-Term Reserve Fund
3,385,969	1.510%	33,859,695
	Total Short-Term Investments (cost $34,958,744)	34,958,730

	Total Investments (cost $920,955,972) 101.3%	$917,791,911

	Other Assets and Liabilities, Net (1.3%)	(11,904,812)

	Total Net Assets 100.0%	$905,887,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2017

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $223,556,177 or 24.7% of total net assets.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
j	All or a portion of the security is insured or guaranteed.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of December 31, 2017 was $87,483,325 or 9.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$3,500,000
American Tower Trust I, 3/15/2018	3/6/2013	1,650,000
Apidos CLO XVIII, 7/22/2026	4/4/2017	3,600,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	3,760,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	3,425,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	3,420,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	4,000,000
Canadian Pacer Auto Receivables Trust, 3/19/2021	10/4/2017	2,000,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	3,750,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	2,231,416
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,750,000
CLUB Credit Trust, 4/17/2023	6/14/2017	987,578
Cold Storage Trust, 4/15/2036	4/20/2017	5,150,000
Colt Mortgage Loan Trust, 5/27/2047	4/27/2017	2,394,977
Commonbond Student Loan Trust, 6/25/2032	6/17/2015	512,213
Deephaven Residential Mortgage Trust, 12/26/2046	4/7/2017	1,485,794
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	2,422,952
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	$3,600,000
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	1,154,021
GCAT, LLC, 3/25/2047	3/22/2017	698,693
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,700,000
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	3,618,186
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	3,683,321
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	3,000,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,500,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	3,500,000
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	1,375,000
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	1,289,918
TTX Company, 10/1/2023	9/19/2013	799,992
Upstart Securitization Trust, 6/20/2024	6/13/2017	2,150,447
Voya CLO 2014-3, Ltd., 7/25/2026	12/13/2017	3,760,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	630,304

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$–

Total lending	$–
Gross amount payable upon return of collateral for securities loaned	$1,467,750

Net amounts due to counterparty	$1,467,750

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.3%)	Value
Consumer Discretionary (11.8%)
13,497	Aaron’s, Inc.	$537,855
13,193	Adtalem Global Education, Inc.[a]	554,766
10,928	AMC Networks, Inc.[a]	590,986
36,802	American Eagle Outfitters, Inc.	691,878
12,970	AutoNation, Inc.[a,b]	665,750
31,455	Bed Bath & Beyond, Inc.	691,695
9,264	Big Lots, Inc.	520,174
10,057	Brinker International, Inc.	390,614
19,216	Brunswick Corporation	1,061,108
3,380	Buffalo Wild Wings, Inc.[a]	528,463
1,026	Cable One, Inc.	721,637
16,533	Calatlantic Group, Inc.	932,296
10,366	Carter’s, Inc.	1,217,901
9,221	Cheesecake Factory, Inc.	444,268
2,823	Churchill Downs, Inc.	656,912
23,059	Cinemark Holdings, Inc.	802,914
11,185	Cooper Tire & Rubber Company[b]	395,390
5,211	Cracker Barrel Old Country Store, Inc.	827,976
31,519	Dana, Inc.	1,008,923
6,987	Deckers Outdoor Corporation[a]	560,707
19,430	Delphi Technologies plc[a]	1,019,492
18,063	Dick’s Sporting Goods, Inc.	519,131
4,583	Dillard’s, Inc.	275,209
9,539	Domino’s Pizza, Inc.	1,802,489
19,679	Dunkin’ Brands Group, Inc.	1,268,705
61,812	Gentex Corporation	1,294,961
1,008	Graham Holdings Company	562,817
5,912	Helen of Troy, Ltd.[a]	569,621
22,944	ILG, Inc.	653,445
5,334	International Speedway Corporation	212,560
6,389	Jack in the Box, Inc.	626,825
9,686	John Wiley and Sons, Inc.	636,855
18,336	KB Home	585,835
29,004	Live Nation Entertainment, Inc.[a]	1,234,700
8,571	Meredith Corporation[b]	566,115
24,017	Michaels Companies, Inc.[a]	580,971
7,047	Murphy USA, Inc.[a]	566,297
27,350	New York Times Company	505,975
758	NVR, Inc.[a]	2,659,231
113,087	Office Depot, Inc.	400,328
5,549	Papa John’s International, Inc.[b]	311,354
12,702	Polaris Industries, Inc.[b]	1,574,921
8,791	Pool Corporation	1,139,753
27,962	Sally Beauty Holdings, Inc.[a,b]	524,567
40,711	Service Corporation International	1,519,335
17,032	Six Flags Entertainment Corporation[b]	1,133,820
29,212	Skechers USA, Inc.[a]	1,105,382
8,071	Sotheby’s Holdings, Inc.[a,b]	416,464
46,775	Tegna, Inc.	658,592
9,958	Tempur Sealy International, Inc.[a,b]	624,267
14,226	Texas Roadhouse, Inc.	749,426
10,721	Thor Industries, Inc.	1,615,869
31,930	Toll Brothers, Inc.	1,533,279
32,671	Tri Pointe Homes, Inc.[a]	585,464
11,069	Tupperware Brands Corporation	694,026
17,413	Urban Outfitters, Inc.[a]	610,500
39,594	Wendy’s Company	650,133
16,964	Williams-Sonoma, Inc.	877,039

	Total	46,667,966

Consumer Staples (3.7%)
96,062	Avon Products, Inc.[a]	206,533
1,898	Boston Beer Company, Inc.[a]	362,708
8,286	Casey’s General Stores, Inc.[b]	927,535
19,788	Dean Foods Company	228,749
12,171	Edgewell Personal Care Company[a]	722,836
13,136	Energizer Holdings, Inc.	630,265
40,201	Flowers Foods, Inc.	776,281
22,545	Hain Celestial Group, Inc.[a]	955,683
15,659	Ingredion, Inc.	2,189,128
31,858	Lamb Weston Holdings, Inc.	1,798,384
4,248	Lancaster Colony Corporation	548,884
10,748	Nu Skin Enterprises, Inc.	733,336
14,354	Post Holdings, Inc.[a]	1,137,267
4,306	Sanderson Farms, Inc.	597,587
18,682	Snyder’s-Lance, Inc.	935,595
27,070	Sprouts Farmers Markets, Inc.[a]	659,154
4,138	Tootsie Roll Industries, Inc.	150,623
12,384	TreeHouse Foods, Inc.[a]	612,513
11,036	United Natural Foods, Inc.[a]	543,744

	Total	14,716,805

Energy (4.2%)
43,442	Callon Petroleum Company[a]	527,820
44,825	CNX Resources Corporation[a]	655,790
9,604	Core Laboratories NVb	1,052,118
13,976	Diamond Offshore Drilling, Inc.[a,b]	259,814
8,207	Dril-Quip, Inc.[a,b]	391,474
21,030	Energen Corporation[a]	1,210,697
94,435	Ensco plc[b]	558,111
35,494	Gulfport Energy Corporation[a]	452,903
38,754	HollyFrontier Corporation	1,984,980
20,751	Matador Resources Company[a]	645,979
34,957	Murphy Oil Corporation[b]	1,085,415
68,322	Nabors Industries, Ltd.	466,639
21,296	Oceaneering International, Inc.	450,197
48,479	Patterson-UTI Energy, Inc.	1,115,502
24,152	PBF Energy, Inc.[b]	856,188
52,036	QEP Resources, Inc.[a]	497,985
24,526	Rowan Companies plc[a,b]	384,077
22,060	SM Energy Company	487,085
110,063	Southwestern Energy Company[a]	614,152
33,194	Superior Energy Services, Inc.[a]	319,658
84,556	Transocean, Ltd.[a,b]	903,058
14,777	World Fuel Services Corporation	415,825
86,329	WPX Energy, Inc.[a]	1,214,649

	Total	16,550,116

Financials (17.0%)
3,364	Alleghany Corporation[a]	2,005,247
14,862	American Financial Group, Inc.	1,613,122
12,925	Aspen Insurance Holdings, Ltd.	524,755
33,187	Associated Banc-Corp	842,950
18,272	BancorpSouth Bank	574,654
9,214	Bank of Hawaii Corporation	789,640
26,460	Bank of the Ozarks	1,281,987
25,082	Brown & Brown, Inc.	1,290,720
16,564	Cathay General Bancorp	698,504
15,534	Chemical Financial Corporation	830,603
36,633	CNO Financial Group, Inc.	904,469
20,413	Commerce Bancshares, Inc.	1,139,862
12,499	Cullen/Frost Bankers, Inc.	1,183,030
31,533	East West Bancorp, Inc.	1,918,152
25,708	Eaton Vance Corporation	1,449,674
70,510	F.N.B. Corporation	974,448
8,613	FactSet Research Systems, Inc.[b]	1,660,242
20,605	Federated Investors, Inc.	743,428
24,106	First American Financial Corporation	1,350,900
70,689	First Horizon National Corporation	1,413,073
38,199	Fulton Financial Corporation	683,762
108,731	Genworth Financial, Inc.[a]	338,153

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.3%)	Value
Financials (17.0%) - continued
18,455	Hancock Holding Company	$913,523
9,221	Hanover Insurance Group, Inc.	996,606
34,305	Home BancShares, Inc.	797,591
15,609	Interactive Brokers Group, Inc.	924,209
11,773	International Bancshares Corporation	467,388
39,292	Janus Henderson Group plc	1,503,312
10,670	Kemper Corporation	735,163
18,545	Legg Mason, Inc.	778,519
8,128	MarketAxess Holdings, Inc.	1,639,824
18,174	MB Financial, Inc.	809,106
7,945	Mercury General Corporation	424,581
19,584	MSCI, Inc.	2,478,159
106,974	New York Community Bancorp, Inc.[b]	1,392,802
53,367	Old Republic International Corporation	1,140,986
27,876	PacWest Bancorp	1,404,950
16,033	Pinnacle Financial Partners, Inc.	1,062,988
9,625	Primerica, Inc.	977,419
15,069	Prosperity Bancshares, Inc.	1,055,885
14,061	Reinsurance Group of America, Inc.	2,192,532
8,697	RenaissanceRe Holdings, Ltd.	1,092,256
28,408	SEI Investments Company	2,041,399
11,675	Signature Bank[a]	1,602,511
94,660	SLM Corporation[a]	1,069,658
48,807	Sterling Bancorp	1,200,652
14,854	Stifel Financial Corporation	884,704
11,501	SVB Financial Group[a]	2,688,589
26,009	Synovus Financial Corporation	1,246,871
37,516	TCF Financial Corporation	769,078
10,759	Texas Capital Bancshares, Inc.[a]	956,475
14,743	Trustmark Corporation	469,712
9,567	UMB Financial Corporation	688,059
47,981	Umpqua Holdings Corporation	998,005
22,903	United Bankshares, Inc.[b]	795,879
57,675	Valley National Bancorp	647,114
20,998	W.R. Berkley Corporation	1,504,507
18,940	Washington Federal, Inc.	648,695
20,043	Webster Financial Corporation	1,125,615
12,133	Wintrust Financial Corporation	999,395

	Total	67,336,092

Health Care (7.4%)
9,175	ABIOMED, Inc.[a]	1,719,487
17,659	Acadia Healthcare Company, Inc.[a,b]	576,213
20,478	Akorn, Inc.[a]	660,006
39,452	Allscripts Healthcare Solutions, Inc.[a]	574,027
4,418	Bio-Rad Laboratories, Inc.[a]	1,054,444
8,179	Bio-Techne Corporation	1,059,590
23,515	Bioverativ, Inc.[a]	1,267,929
28,984	Catalent, Inc.[a]	1,190,663
10,335	Charles River Laboratories International, Inc.[a]	1,131,166
43,886	Endo International plc[a]	340,117
15,837	Globus Medical, Inc.[a]	650,901
10,252	Halyard Health, Inc.[a]	473,437
21,473	HealthSouth Corporation	1,060,981
14,301	Hill-Rom Holdings, Inc.	1,205,431
12,282	INC Research Holdings, Inc.[a]	535,495
8,501	LifePoint Health, Inc.[a]	423,350
9,505	LivaNova plc[a]	759,640
20,695	Mallinckrodt, LLC[a,b]	466,879
10,323	Masimo Corporation[a]	875,390
12,706	Medidata Solutions, Inc.[a]	805,179
20,429	Mednax, Inc.[a]	1,091,726
9,602	Molina Healthcare, Inc.[a]	736,281
11,025	NuVasive, Inc.[a]	644,852
13,589	Owens & Minor, Inc.	256,560
11,539	Prestige Brands Holdings, Inc.[a]	512,447
18,575	STERIS plc	1,624,755
9,834	Teleflex, Inc.	2,446,896
17,315	Tenet Healthcare Corporation[a]	262,495
9,331	United Therapeutics Corporation[a]	1,380,521
9,725	Wellcare Health Plans, Inc.[a]	1,955,795
16,196	West Pharmaceutical Services, Inc.	1,598,059

	Total	29,340,712

Industrials (15.9%)
34,324	AECOM[a]	1,275,137
14,420	AGCO Corporation	1,030,021
15,634	Avis Budget Group, Inc.[a,b]	686,020
11,064	Brink’s Company	870,737
13,479	Carlisle Companies, Inc.	1,531,888
11,191	Clean Harbors, Inc.[a]	606,552
43,871	Copart, Inc.[a]	1,894,789
10,941	Crane Company	976,156
9,589	Curtiss-Wright Corporation	1,168,420
10,454	Deluxe Corporation	803,285
28,275	Donaldson Company, Inc.	1,384,061
8,076	Dun & Bradstreet Corporation	956,279
6,737	Dycom Industries, Inc.[a]	750,704
12,838	EMCOR Group, Inc.	1,049,507
9,216	EnerSys	641,710
5,738	Esterline Technologies Corporation[a]	428,629
17,720	First Solar, Inc.[a]	1,196,454
8,363	GATX Corporation[b]	519,844
13,446	Genesee & Wyoming, Inc.[a]	1,058,604
36,873	Graco, Inc.	1,667,397
8,703	Granite Construction, Inc.	552,031
12,967	Herman Miller, Inc.	519,328
9,426	HNI Corporation	363,561
11,909	Hubbell, Inc.	1,611,764
9,902	Huntington Ingalls Industries, Inc.	2,333,901
16,653	IDEX Corporation	2,197,696
19,180	ITT Corporation	1,023,637
69,995	JetBlue Airways Corporation[a]	1,563,688
30,397	KBR, Inc.	602,773
17,573	Kennametal, Inc.	850,709
11,699	Kirby Corporation[a,b]	781,493
11,210	KLX, Inc.[a]	765,083
27,914	Knight-Swift Transportation Holdings, Inc.	1,220,400
9,098	Landstar System, Inc.	947,102
8,197	Lennox International, Inc.[b]	1,707,107
13,450	Lincoln Electric Holdings, Inc.	1,231,751
14,394	Manpower, Inc.	1,815,227
7,379	MSA Safety, Inc.	572,020
9,712	MSC Industrial Direct Company, Inc.	938,762
11,134	Nordson Corporation	1,630,018
23,280	NOW, Inc.[a]	256,778
14,846	Old Dominion Freight Line, Inc.	1,952,991
12,566	Orbital ATK, Inc.	1,652,429
16,278	Oshkosh Corporation	1,479,507
40,530	Pitney Bowes, Inc.	453,125
9,620	Regal-Beloit Corporation	736,892
20,995	Rollins, Inc.[b]	976,897
11,483	Ryder System, Inc.	966,524
7,769	Teledyne Technologies, Inc.[a]	1,407,354
17,286	Terex Corporation	833,531
14,773	Timken Company	726,093
23,512	Toro Company	1,533,688
33,126	Trinity Industries, Inc.	1,240,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.3%)	Value
Industrials (15.9%) - continued
4,929	Valmont Industries, Inc.	$817,475
18,600	Wabtec Corporation[b]	1,514,598
6,650	Watsco, Inc.	1,130,766
9,757	Werner Enterprises, Inc.	377,108
11,990	Woodward, Inc.	917,715

	Total	62,698,616

Information Technology (16.9%)
24,978	3D Systems Corporation[a,b]	215,810
25,864	ACI Worldwide, Inc.[a]	586,337
17,337	Acxiom Corporation[a]	477,808
38,525	ARRIS International plc[a]	989,707
19,077	Arrow Electronics, Inc.[a]	1,533,982
26,476	Avnet, Inc.	1,048,979
9,171	Belden, Inc.	707,726
10,528	Blackbaud, Inc.	994,791
25,353	Broadridge Financial Solutions, Inc.	2,296,475
15,495	Cars.com Inc.[a,b]	446,876
28,571	CDK Global, Inc.	2,036,541
31,126	Ciena Corporation[a]	651,467
13,862	Cirrus Logic, Inc.[a]	718,883
37,734	Cognex Corporation	2,307,811
5,354	Coherent, Inc.[a]	1,511,006
9,374	CommVault Systems, Inc.[a]	492,135
20,073	Convergys Corporation	471,716
17,929	CoreLogic, Inc.[a]	828,499
21,609	Cree, Inc.[a,b]	802,558
72,731	Cypress Semiconductor Corporation	1,108,420
16,478	Diebold Nixdorf, Inc.[b]	269,415
13,069	DST Systems, Inc.	811,193
6,521	Fair Isaac Corporation	999,017
32,505	Fortinet, Inc.[a]	1,420,143
22,146	GameStop Corporation	397,521
29,147	Integrated Device Technology, Inc.[a]	866,540
7,576	InterDigital, Inc.	576,912
8,126	IPG Photonics Corporation[a]	1,740,020
10,496	j2 Global, Inc.	787,515
38,619	Jabil, Inc.	1,013,749
16,843	Jack Henry & Associates, Inc.	1,969,957
40,464	Keysight Technologies, Inc.[a]	1,683,302
19,452	Knowles Corporation[a]	285,166
31,068	Leidos Holdings, Inc.	2,006,061
4,951	Littelfuse, Inc.	979,407
11,476	LogMeIn, Inc.	1,314,002
15,012	Manhattan Associates, Inc.[a,b]	743,695
14,214	MAXIMUS, Inc.	1,017,438
25,674	Microsemi Corporation[a]	1,326,062
11,720	MKS Instruments, Inc.	1,107,540
8,268	Monolithic Power Systems, Inc.	928,992
23,382	National Instruments Corporation	973,393
26,493	NCR Corporation[a]	900,497
18,905	NetScout Systems, Inc.[a]	575,657
7,189	Plantronics, Inc.	362,182
25,184	PTC, Inc.[a]	1,530,432
45,522	Sabre Corporation[b]	933,201
9,350	Science Applications International Corporation	715,930
9,252	Silicon Laboratories, Inc.[a]	816,952
7,399	Synaptics, Inc.[a,b]	295,516
6,336	SYNNEX Corporation	861,379
24,769	Take-Two Interactive Software, Inc.[a]	2,719,141
7,519	Tech Data Corporation[a]	736,636
26,324	Teradata Corporation[a]	1,012,421
42,487	Teradyne, Inc.	1,778,931
54,696	Trimble, Inc.[a]	2,222,845
7,605	Tyler Technologies, Inc.[a]	1,346,465
6,198	Ultimate Software Group, Inc.[a]	1,352,590
24,468	VeriFone Systems, Inc.[a]	433,328
23,709	Versum Materials, Inc.	897,386
11,849	ViaSat, Inc.[a,b]	886,898
28,861	Vishay Intertechnology, Inc.	598,866
8,701	WEX, Inc.[a]	1,228,842
11,531	Zebra Technologies Corporation[a]	1,196,918

	Total	66,847,580

Materials (7.0%)
27,304	Allegheny Technologies, Inc.[a,b]	659,119
13,559	AptarGroup, Inc.	1,169,871
13,562	Ashland Global Holdings, Inc.	965,614
19,789	Bemis Company, Inc.	945,716
13,483	Cabot Corporation	830,418
10,142	Carpenter Technology Corporation	517,141
40,088	Chemours Company	2,006,805
25,222	Commercial Metals Company	537,733
7,390	Compass Minerals International, Inc.	533,927
13,661	Domtar Corporation	676,493
10,543	Eagle Materials, Inc.	1,194,522
5,636	Greif, Inc.	341,429
31,477	Louisiana-Pacific Corporation[a]	826,586
7,693	Minerals Technologies, Inc.	529,663
1,998	NewMarket Corporation	793,985
36,302	Olin Corporation	1,291,625
35,576	Owens-Illinois, Inc.[a]	788,720
17,628	PolyOne Corporation	766,818
15,929	Reliance Steel & Aluminum Company	1,366,549
14,246	Royal Gold, Inc.	1,169,882
29,108	RPM International, Inc.	1,525,841
8,917	Scotts Miracle-Gro Company	954,030
9,475	Sensient Technologies Corporation	693,096
16,213	Silgan Holdings, Inc.	476,500
21,615	Sonoco Products Company	1,148,621
51,604	Steel Dynamics, Inc.	2,225,681
38,129	United States Steel Corporation[b]	1,341,760
44,175	Valvoline, Inc.	1,107,025
9,690	Worthington Industries, Inc.	426,941

	Total	27,812,111

Real Estate (9.0%)
10,047	Alexander & Baldwin, Inc.	278,704
29,670	American Campus Communities, Inc.	1,217,360
20,149	Camden Property Trust	1,854,917
25,435	CoreCivic, Inc.	572,288
7,477	CoreSite Realty Corporation	851,630
21,642	Corporate Office Properties Trust	631,946
91,346	Cousins Properties, Inc.	844,950
19,917	CyrusOne, Inc.	1,185,659
20,223	DCT Industrial Trust, Inc.	1,188,708
34,521	Douglas Emmett, Inc.	1,417,432
16,430	Education Realty Trust, Inc.	573,736
13,871	EPR Properties	907,996
26,040	First Industrial Realty Trust, Inc.	819,479
26,806	GEO Group, Inc.	632,622
27,209	Healthcare Realty Trust, Inc.	873,953
22,418	Highwoods Properties, Inc.	1,141,300
35,859	Hospitality Properties Trust	1,070,391
20,419	JBG SMITH Properties	709,152
9,802	Jones Lang LaSalle, Inc.	1,459,812
21,294	Kilroy Realty Corporation	1,589,597
18,244	Lamar Advertising Company	1,354,435
24,579	LaSalle Hotel Properties	689,933
31,965	Liberty Property Trust	1,374,815

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (98.3%)	Value
Real Estate (9.0%) - continued
10,105	Life Storage, Inc.	$900,052
19,554	Mack-Cali Realty Corporation	421,584
79,326	Medical Properties Trust, Inc.	1,093,112
33,107	National Retail Properties, Inc.	1,427,905
43,208	Omega Healthcare Investors, Inc.	1,189,948
8,881	Potlatch Corporation	443,162
20,442	Quality Care Properties, Inc.[a]	282,304
28,068	Rayonier, Inc. REIT	887,791
38,739	Sabra Health Care REIT, Inc.	727,131
51,908	Senior Housing Property Trust	994,038
20,555	Tanger Factory Outlet Centers, Inc.	544,913
13,149	Taubman Centers, Inc.	860,339
36,252	Uniti Group, Inc.	644,923
23,031	Urban Edge Properties	587,060
40,438	Washington Prime Group, Inc.	287,919
26,000	Weingarten Realty Investors	854,620

	Total	35,387,616

Telecommunications Services (0.2%)
20,201	Telephone & Data Systems, Inc.	561,588

	Total	561,588

Utilities (5.2%)
38,819	Aqua America, Inc.	1,522,869
24,195	Atmos Energy Corporation	2,078,109
11,657	Black Hills Corporation[b]	700,702
47,132	Great Plains Energy, Inc.	1,519,536
23,807	Hawaiian Electric Industries, Inc.	860,623
11,010	IDACORP, Inc.	1,005,874
42,607	MDU Resources Group, Inc.	1,145,276
18,606	National Fuel Gas Company[b]	1,021,656
18,957	New Jersey Resources Corporation	762,071
10,639	NorthWestern Corporation	635,148
43,573	OGE Energy Corporation	1,433,988
11,439	ONE Gas, Inc.	838,021
17,351	PNM Resources, Inc.	701,848
10,417	Southwest Gas Holdings, Inc.	838,360
37,838	UGI Corporation	1,776,494
18,110	Vectren Corporation	1,177,512
31,024	Westar Energy, Inc.	1,638,067
11,167	WGL Holdings, Inc.	958,575

	Total	20,614,729

	Total Common Stock (cost $301,934,851)	388,533,931

	Collateral Held for Securities Loaned (6.8%)
26,704,307	Thrivent Cash Management Trust	26,704,307

	Total Collateral Held for Securities Loaned (cost $26,704,307)	26,704,307

Shares or Principal Amount	Short-Term Investments (1.7%)
	Federal Home Loan Bank Discount Notes
500,000	1.089%, 1/10/2018[c,d]	499,856
100,000	1.205%, 2/5/2018[c,d]	99,875
	Thrivent Core Short-Term Reserve Fund
621,538	1.510%	$6,215,382

	Total Short-Term Investments (cost $6,815,128)	6,815,113

	Total Investments (cost $335,454,286) 106.8%	$422,053,351

	Other Assets and Liabilities, Net (6.8%)	(26,892,496)

	Total Net Assets 100.0%	$395,160,855

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$25,912,043

Total lending	$25,912,043

Gross amount payable upon return of collateral for securities loaned	$26,704,307

Net amounts due to counterparty	$792,264

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (1.4%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$1,019,862	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$1,026,491
	Big River Steel, LLC, Term Loan
1,102,238	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	1,110,504
	Chemours Company, Term Loan
787,011	4.070%, (LIBOR 1M + 2.500%), 5/12/2022[b]	792,583
	Contura Energy, Inc., Term Loan
1,886,625	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	1,858,326
	Tronox Finance, LLC, Term Loan
1,775,581	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	1,785,720
769,419	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	773,812

	Total	7,347,436

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
1,077,233	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	1,079,161
	Berry Plastics Corporation, Term Loan
1,636,754	3.682%, (LIBOR 1M + 2.250%), 1/19/2024[b]	1,642,892
	Cortes NP Intermediate Holding II Corporation, Term Loan
3,135,969	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	3,130,732
	Sterigenics-Nordion Holdings, LLC, Term Loan
3,375,766	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	3,372,964

	Total	9,225,749

Communications Services (0.4%)
	Cengage Learning Acquisitions, Term Loan
1,601,045	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,524,996
	CenturyLink, Inc., Term Loan
2,320,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[b]	2,235,181
	Charter Communications Operating, LLC, Term Loan
2,205,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[b,d,e]	2,205,794
	Coral-US Co-Borrower, LLC, Term Loan
4,629,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	4,631,176
	Frontier Communications Corporation, Term Loan
2,064,625	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	1,976,878
	Hargray Merger Subsidiary Corporation, Term Loan
1,274,847	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	1,276,759
	IMG Worldwide, Inc., Term Loan
$986,667	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	986,667
	Intelsat Jackson Holdings SA, Term Loan
1,765,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023[b,d,e]	1,726,541
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
4,380,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	4,237,650
521,127	8.109%, (LIBOR 3M + 3.750%), 7/7/2023[b,c]	474,225
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,782,625	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	2,773,359
	Mediacom Illinois, LLC, Term Loan
972,650	3.740%, (LIBOR 1W + 2.250%), 2/15/2024[b]	975,694
	NEP/NCP Holdco, Inc., Term Loan
2,411,634	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	2,414,649
175,309	8.432%, (LIBOR 1M + 7.000%), 1/23/2023[b]	175,966
	New LightSquared, Term Loan
571,366	20.531%,PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	529,228
	SFR Group SA, Term Loan
880,575	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	839,628
	Sinclair Television Group, Inc., Term Loan
3,830,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	3,822,838
	Sprint Communications, Inc., Term Loan
4,014,662	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	4,011,651
	Syniverse Holdings, Inc., Term Loan
2,431,054	4.569%, (LIBOR 1M + 3.000%), 4/23/2019[b]	2,386,493
	TNS, Inc., Term Loan
1,554,965	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	1,556,582
	Univision Communications, Inc., Term Loan
3,401,964	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	3,388,730
	WideOpenWest Finance, LLC, Term Loan
1,521,187	4.751%, (LIBOR 1M + 3.250%), 8/6/2023[b]	1,505,504

	Total	45,656,189

Consumer Cyclical (0.2%)
	Amaya Holdings BV, Term Loan
5,087,053	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	5,112,489
	Ceridian HCM Holding, Inc., Term Loan
1,569,206	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	1,572,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (1.4%)[a]	Value
Consumer Cyclical (0.2%) - continued
	Four Seasons Hotels, Ltd., Term Loan
$838,647	4.069%, (LIBOR 1M + 2.500%), 11/30/2023[b]	$842,974
	Golden Entertainment, Inc., Term Loan
2,790,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[b]	2,792,316
420,000	8.510%, (LIBOR 1M + 7.000%), 8/15/2025[b]	422,625
	Mohegan Tribal Gaming Authority, Term Loan
1,955,250	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,970,227
	Scientific Games International, Inc., Term Loan
4,279,275	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	4,311,369

	Total	17,024,470

Consumer Non-Cyclical (0.2%)
	Air Medical Group Holdings, Inc., Term Loan
4,347,974	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	4,344,713
	Albertson’s, LLC, Term Loan
912,707	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,d,e]	893,722
1,137,583	4.675%, (LIBOR 3M + 3.000%), 12/21/2022[b]	1,113,535
2,063,270	4.462%, (LIBOR 3M + 3.000%), 6/22/2023[b]	2,018,559
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,730,662	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	1,731,753
	Endo Luxembourg Finance Company I SARL., Term Loan
1,333,300	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	1,339,966
	JBS USA LUX SA, Term Loan
3,394,350	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	3,332,403
	Ortho-Clinical Diagnostics, Inc., Term Loan
4,020,687	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	4,026,839
	Revlon Consumer Products Corporation, Term Loan
1,142,109	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	845,514
	Valeant Pharmaceuticals International, Inc., Term Loan
3,298,893	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	3,343,494

	Total	22,990,498

Energy (0.1%)
	Calpine Corporation, Term Loan
1,620,000	0.000%, (LIBOR 3M + 2.500%), 1/15/2024[b,d,e]	1,616,809
	Fieldwood Energy, LLC, Term Loan
2,052,773	4.568%, (LIBOR 3M + 2.875%), 9/28/2018[b]	1,977,498
	Houston Fuel Oil Terminal, LLC, Term Loan
2,971,940	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	2,997,944
	MEG Energy Corporation, Term Loan
1,081,825	5.200%, (LIBOR 3M + 3.500%), 12/31/2023[b]	1,082,128
	MRC Global US, Inc., Term Loan
815,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	821,626
	Pacific Drilling SA, Term Loan
2,321,937	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,g,h]	921,809
	Radiate Holdco, LLC, Term Loan
4,385,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	4,348,210

	Total	13,766,024

Financials (0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
2,861,810	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	2,855,542
	Digicel International Finance, Ltd., Term Loan
448,875	5.310%, (LIBOR 3M + 3.750%), 5/10/2024[b]	450,558
	DJO Finance, LLC, Term Loan
1,422,263	4.701%, (LIBOR 3M + 3.250%), 6/7/2020[b]	1,401,185
	MoneyGram International, Inc., Term Loan
2,952,307	4.943%, (LIBOR 3M + 3.250%), 3/28/2020[b]	2,945,842

	Total	7,653,127

Technology (<0.1%)
	Rackspace Hosting, Inc., Term Loan
1,915,375	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	1,913,249
	Western Digital Corporation, Term Loan
3,167,062	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	3,177,355

	Total	5,090,604

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
3,233,750	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	3,255,998
	OSG Bulk Ships, Inc., Term Loan
1,264,327	5.650%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	1,216,915
	XPO Logistics, Inc., Term Loan
1,705,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	1,714,037

	Total	6,186,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (1.4%)[a]	Value
Utilities (0.1%)
	EnergySolutions, LLC, Term Loan
$735,000	6.450%, (LIBOR 3M + 4.750%), 5/29/2020[b,c]	$742,350
	HD Supply Waterworks, Term Loan
1,275,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024[b]	1,283,772
	Intergen NV, Term Loan
1,130,983	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	1,130,508
	Talen Energy Supply, LLC, Term Loan
1,046,331	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	1,052,651
	Vistra Operations Company, LLC, Term Loan
1,980,000	4.203%, (LIBOR 1M + 2.750%), 12/14/2023[b]	1,993,444

	Total	6,202,725

	Total Bank Loans (cost $142,743,920)	141,143,772

Shares	Common Stock (34.5%)
Consumer Discretionary (4.4%)
73,982	Amazon.com, Inc.[i]	86,519,730
174,100	American Axle & Manufacturing Holdings, Inc.[i]	2,964,923
10,244	American Public Education, Inc.[i]	256,612
3,200	AOKI Holdings, Inc.	46,946
60,666	Aptiv plc	5,146,297
93,189	Aramark	3,982,898
22,180	Ascent Capital Group, Inc.[i]	254,848
1,300	Autobacs Seven Company, Ltd.	24,925
1,700	Bandai Namco Holdings, Inc.	55,488
12,244	Barratt Developments plc	106,810
16,341	Berkeley Group Holdings plc	925,974
85,500	BorgWarner, Inc.	4,368,195
4,063	Breville Group, Ltd.	39,814
20,100	Bridgestone Corporation	930,273
100,063	Bright Horizons Family Solutions, Inc.[i]	9,405,922
21,565	Brunswick Corporation	1,190,819
61,276	Burlington Stores, Inc.[i]	7,538,786
66,810	Caleres, Inc.	2,236,799
12,338	Callaway Golf Company	171,868
9,936	Cedar Fair, LP	645,741
12,998	Century Casinos, Inc.[i]	118,672
16,759	Children’s Place, Inc.	2,435,921
5,350	Chipotle Mexican Grill, Inc.[i]	1,546,310
4,100	Chiyoda Company, Ltd.	110,078
1,426	Cie Generale des Etablissements Michelin	203,996
9,879	Citi Trends, Inc.	261,398
1,357,602	Comcast Corporation	54,371,960
140,757	Core-Mark Holding Company, Inc.	4,445,106
53,440	CSS Industries, Inc.	1,487,235
48,673	Culp, Inc.	1,630,545
6,500	DCM Holdings Company, Ltd.	60,512
12,733	Delphi Technologies plc[i]	668,101
74,240	DISH Network Corporation[i]	3,544,960
116,223	Dollar Tree, Inc.[i]	12,471,890
164,586	Duluth Holdings, Inc.[i,j]	2,937,860
17,055	Emerald Expositions Events, Inc.	346,899
32,671	Entravision Communications Corporation	233,598
29,010	Eutelsat Communications	671,654
21,887	Expedia, Inc.	2,621,406
36,600	Five Below, Inc.[i]	2,427,312
38,200	FTD Companies, Inc.[i]	274,658
56,305	G-III Apparel Group, Ltd.[i]	2,077,091
67,050	Gray Television, Inc.[i]	1,123,087
74,150	Habit Restaurants, Inc.[i]	708,132
197,758	Harley-Davidson, Inc.	10,061,927
68,631	Haverty Furniture Companies, Inc.	1,554,492
9,000	Heiwa Corporation	168,848
12,510	Hemisphere Media Group, Inc.[i]	144,491
56,293	Home Depot, Inc.	10,669,212
65,400	Honda Motor Company, Ltd.	2,231,939
7,913	Hugo Boss AG	671,481
14,171	Hyatt Hotels Corporation[i]	1,042,135
32,443	Inchcape plc	341,768
104,072	International Speedway Corporation	4,147,269
2,525	Ipsos SA	93,008
5,822	JM AB	132,627
42,933	K12, Inc.[i]	682,635
36,540	La-Z-Boy, Inc.	1,140,048
7,717	Liberty Global plc[i]	276,577
41,330	Liberty Interactive Corporation[i]	1,009,279
80,919	Liberty Media Corporation-Liberty SiriusXM[i]	3,209,248
10,571	Liberty Media Corporation-Liberty Formula One[i]	345,883
18,879	Liberty SiriusXM Group[i]	748,741
772	Linamar Corporation	44,963
11,521	Lithia Motors, Inc.	1,308,670
293,252	Lowe’s Companies, Inc.	27,254,841
4,639	Marcus Corporation	126,877
30,091	Marks and Spencer Group plc	127,664
63,630	Michaels Companies, Inc.[i]	1,539,210
148,305	Modine Manufacturing Company[i]	2,995,761
128,585	Netflix, Inc.[i]	24,683,177
164,160	Newell Brands, Inc.	5,072,544
63,880	News Corporation, Class A	1,035,495
20,860	News Corporation, Class B	346,276
2,664	Nexity SA	158,466
4,485	Next plc	273,357
198,900	Nissan Motor Company, Ltd.	1,980,266
124,780	Norwegian Cruise Line Holdings, Ltd.[i]	6,644,535
128,917	Nutrisystem, Inc.	6,781,034
72,610	Office Depot, Inc.	257,039
6,911	O’Reilly Automotive, Inc.[i]	1,662,372
44,921	Oxford Industries, Inc.	3,377,610
33,370	Papa John’s International, Inc.	1,872,391
55,719	Peugeot SA	1,131,719
159,160	Pinnacle Entertainment, Inc.[i]	5,209,307
37,510	Polaris Industries, Inc.	4,650,865
6,605	Priceline Group, Inc.[i]	11,477,773
27,694	PVH Corporation	3,799,894
15,156	Restaurant Brands International, Inc.	931,791
60,688	Ross Stores, Inc.	4,870,212
36,685	Ruth’s Hospitality Group, Inc.	794,230
9,100	Sangetsu Company, Ltd.	167,477
20,800	Sankyo Company, Ltd.	654,093
6,300	SHIMAMURA Company, Ltd.	692,116
23,730	Signet Jewelers, Ltd.	1,341,931
201,085	Six Flags Entertainment Corporation[j]	13,386,228
387	SSP Group plc	3,554
9,730	Stamps.com, Inc.[i]	1,829,240
7,290	Steven Madden, Ltd.[i]	340,443
20,100	Sumitomo Rubber Industries, Ltd.	372,518
19,930	Systemax, Inc.	663,071

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (34.5%)	Value
Consumer Discretionary (4.4%) - continued
1,500	Takara Standard Company, Ltd.	$24,189
86,144	Taylor Morrison Home Corporation[i]	2,107,944
2,003	Tenneco, Inc.	117,256
183,383	Time, Inc.	3,383,416
184,254	Toll Brothers, Inc.	8,847,877
166,432	Tower International, Inc.	5,084,498
15,600	Toyoda Gosei Company, Ltd.	395,800
48,864	Tupperware Brands Corporation	3,063,773
25,200	TV Asahi Holdings Corporation	505,503
7,592	Ulta Beauty, Inc.[i]	1,698,027
11,879	Vail Resorts, Inc.	2,523,931
51,572	VF Corporation	3,816,328
82,836	Walt Disney Company	8,905,698
20,250	Whirlpool Corporation	3,414,960
64,390	Wingstop, Inc.	2,509,922
5,963	Wolters Kluwer NV	310,848
8,270	Wyndham Worldwide Corporation	958,245
8,500	Yokohama Rubber Company, Ltd.	207,624
100,492	Zoe’s Kitchen, Inc.[i]	1,680,226
32,980	Zumiez, Inc.[i]	686,808

	Total	452,365,540

Consumer Staples (1.0%)
106,210	Altria Group, Inc.	7,584,456
8,100	Arcs Company, Ltd.	188,443
68,505	Blue Buffalo Pet Products, Inc.[i,j]	2,246,279
169,860	Cott Corporation	2,829,868
150,100	CVS Health Corporation	10,882,250
8,837	Darling Ingredients, Inc.[i]	160,215
94,686	e.l.f. Beauty, Inc.[i,j]	2,112,445
400	Earth Chemical Company, Ltd.	20,128
687	Ebro Foods SA	16,090
6,051	ForFarmers BV	75,797
10,897	Grieg Seafood ASA	95,701
161,930	Hain Celestial Group, Inc.[i]	6,864,213
2,569	Henkel AG & Company KGaA	307,630
16,285	Ingredion, Inc.	2,276,643
27,160	Inter Parfums, Inc.	1,180,102
1,600	Japan Tobacco, Inc.	51,525
12,800	John B. Sanfilippo & Son, Inc.	809,600
5,600	Kewpie Corporation	149,204
31,930	Kimberly-Clark Corporation	3,852,674
7,400	Lawson, Inc.	491,756
15	Lindt & Spruengli AG	91,590
93,540	MGP Ingredients, Inc.	7,191,355
1,500	Ministop Company, Ltd.	32,394
105,710	Monster Beverage Corporation[i]	6,690,386
145,250	Pinnacle Foods, Inc.	8,638,017
60	Seaboard Corporation	264,600
13,748	Seneca Foods Corporation[i]	422,751
3,300	Seven & I Holdings Company, Ltd.	136,707
117,308	SpartanNash Company	3,129,777
58,961	Unilever NV	3,319,671
50,254	Unilever plc	2,787,389
327,265	US Foods Holding Corporation[i]	10,449,571
193,161	Wal-Mart Stores, Inc.	19,074,649

	Total	104,423,876

Energy (1.5%)
206,695	Abraxas Petroleum Corporation[i]	508,470
76,300	Anadarko Petroleum Corporation	4,092,732
7,600	Andeavor	868,984
350,385	Archrock, Inc.	3,679,042
380,658	BP plc	2,670,419
184,933	Callon Petroleum Company[i]	2,246,936
152,820	Chevron Corporation	19,131,536
14,480	Cimarex Energy Company	1,766,705
56,672	Concho Resources, Inc.[i]	8,513,268
3,922	ConocoPhillips	215,279
83,630	Contango Oil & Gas Company[i]	393,897
44,450	Continental Resources, Inc.[i]	2,354,516
34,039	Contura Energy, Inc.	2,021,236
11,790	Delek US Holdings, Inc.	411,943
139,630	Devon Energy Corporation	5,780,682
69,281	EQT Corporation	3,943,474
43,970	Era Group, Inc.[i]	472,677
58,131	Exterran Corporation[i]	1,827,639
113,915	Exxon Mobil Corporation	9,527,851
308,270	Halliburton Company	15,065,155
33,477	HollyFrontier Corporation	1,714,692
611,121	Marathon Oil Corporation	10,346,278
68,966	Marathon Petroleum Corporation	4,550,377
341,958	Nabors Industries, Ltd.	2,335,573
254,379	Newpark Resources, Inc.[i]	2,187,659
138,994	Oil States International, Inc.[i]	3,933,530
18,501	OMV AG	1,172,739
64,730	Overseas Shipholding Group, Inc.[i]	177,360
21,876	Par Pacific Holdings, Inc.[i]	421,769
158,138	Parsley Energy, Inc.[i]	4,655,583
222,695	Patterson-UTI Energy, Inc.	5,124,212
333,732	Pioneer Energy Services Corporation[i]	1,017,883
47,580	Pioneer Natural Resources Company	8,224,203
45,983	ProPetro Holding Corporation[i]	927,017
27,210	Repsol SA	480,431
51,560	Rowan Companies plc[i,j]	807,430
17,654	Royal Dutch Shell plc	588,319
6,842	Royal Dutch Shell plc, Class A	228,407
38,403	Royal Dutch Shell plc, Class B	1,293,181
34,130	RPC, Inc.[j]	871,339
129,219	Teekay Tankers, Ltd.[j]	180,907
7,287	TGS Nopec Geophysical Company ASA	172,535
17,150	Total SA	946,676
17,150	Total SA Rights[c,i]	2
58,744	W&T Offshore, Inc.[i]	194,443
1,376,680	Weatherford International plc[i]	5,740,756
42,917	Whiting Petroleum Corporation[i,j]	1,136,442
324,795	WPX Energy, Inc.[i]	4,569,866

	Total	149,492,050

Financials (6.5%)
18,713	ABN AMRO Group NVk	603,322
51,091	Affiliated Managers Group, Inc.	10,486,428
31,912	AG Mortgage Investment Trust, Inc.	606,647
63,888	AGNC Investment Corporation	1,289,899
146,200	Ally Financial, Inc.	4,263,192
73,430	American International Group, Inc.	4,374,959
31,500	Ameris Bancorp	1,518,300
32,176	Aon plc	4,311,584
1,500	Aozora Bank, Ltd.	58,203
25,729	Argo Group International Holdings, Ltd.	1,586,193
111,434	Associated Banc-Corp	2,830,424
198,600	Assured Guaranty, Ltd.	6,726,582
4,199	ASX, Ltd.	179,244
37,140	Australia & New Zealand Banking Group, Ltd.	828,558
123,129	Aviva plc	839,777
80,172	Banco Bilbao Vizcaya Argentaria SA	681,317
91,390	BancorpSouth Bank	2,874,216
939,529	Bank of America Corporation	27,734,896

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (34.5%)	Value
Financials (6.5%) - continued
4,664	Bank of Marin Bancorp	$317,152
156,871	Bank of New York Mellon Corporation	8,449,072
20,582	Bank of Nova Scotia	1,328,251
47,585	Bank of the Ozarks	2,305,493
49,060	BankFinancial Corporation	752,580
265,150	Beneficial Bancorp, Inc.	4,361,717
60,010	Berkshire Hathaway, Inc.[i]	11,895,182
8,690	Berkshire Hills Bancorp, Inc.	318,054
178,330	Blackstone Group, LP	5,710,127
31,780	Blue Hills Bancorp, Inc.	638,778
304,699	Boston Private Financial Holdings, Inc.	4,707,600
163,582	Brookline Bancorp, Inc.	2,568,237
46,040	Brown & Brown, Inc.	2,369,218
57,780	Capital One Financial Corporation	5,753,732
132,129	Cathay General Bancorp	5,571,880
189,814	Central Pacific Financial Corporation	5,662,152
32,573	Chemical Financial Corporation	1,741,678
6,830	Cherry Hill Mortgage Investment Corporation	122,872
41,310	Chubb, Ltd.	6,036,630
18,791	CI Financial Corporation	445,034
826,254	Citigroup, Inc.	61,481,560
31,717	Citizens Financial Group, Inc.	1,331,480
359,734	CNO Financial Group, Inc.	8,881,832
32,397	CNP Assurances	747,311
202,335	CoBiz Financial, Inc.	4,044,677
151,002	Comerica, Inc.	13,108,484
31,559	Community Trust Bancorp, Inc.	1,486,429
259,358	CYS Investments, Inc.	2,082,645
12,238	Danske Bank AS	476,327
120,164	Direct Line Insurance Group plc	618,337
180,843	Dynex Capital, Inc.	1,267,709
523,281	E*TRADE Financial Corporation[i]	25,939,039
24,385	Eagle Bancorp, Inc.[i]	1,411,892
163,053	East West Bancorp, Inc.	9,918,514
36,989	Ellington Residential Mortgage REIT	445,348
94,614	Employers Holdings, Inc.	4,200,862
138,982	Enterprise Financial Services Corporation	6,275,037
34,207	Essent Group, Ltd.[i]	1,485,268
2,626	Euronext NVk	162,887
14,841	FBL Financial Group, Inc.	1,033,676
395,001	Fifth Third Bancorp	11,984,330
40,175	Financial Institutions, Inc.	1,249,442
1,153,169	First BanCorp[i]	5,881,162
56,030	First Busey Corporation	1,677,538
286,900	First Commonwealth Financial Corporation	4,108,408
18,738	First Connecticut Bancorp, Inc.	489,999
24,256	First Defiance Financial Corporation	1,260,584
50,110	First Financial Bancorp	1,320,398
26,602	First Financial Corporation	1,206,401
47,435	First Interstate BancSystem, Inc.	1,899,772
5,690	First Merchants Corporation	239,321
2,610	First Mid-Illinois Bancshares, Inc.	100,589
32,106	First Midwest Bancorp, Inc.	770,865
21,551	First of Long Island Corporation	614,204
95,685	First Republic Bank	8,290,148
125,536	FlexiGroup, Ltd.	168,228
32,188	Franklin Resources, Inc.	1,394,706
26,830	GAIN Capital Holdings, Inc.	268,300
12,133	Genworth MI Canada, Inc.	419,877
116,185	Goldman Sachs Group, Inc.	29,599,291
63,838	Great Southern Bancorp, Inc.	3,297,233
31,764	Green Bancorp, Inc.[i]	644,809
45,558	Hamilton Lane, Inc.	1,612,298
34,450	Hancock Holding Company	1,705,275
154,654	Hanmi Financial Corporation	4,693,749
8,169	Hannover Rueckversicherung SE	1,024,912
77,415	Hanover Insurance Group, Inc.	8,367,013
7,373	Hargreaves Lansdown plc	179,059
98,719	Hartford Financial Services Group, Inc.	5,555,905
72,752	Heartland Financial USA, Inc.	3,903,145
96,268	Heritage Commerce Corporation	1,474,826
79,467	Heritage Financial Corporation	2,447,584
4,900	Hokuhoku Financial Group, Inc.	76,349
60,281	Hometrust Bancshares, Inc.[i]	1,552,236
182,887	Hope Bancorp, Inc.	3,337,688
41,037	Horace Mann Educators Corporation	1,809,732
57,527	Horizon Bancorp	1,599,251
39,246	Houlihan Lokey, Inc.	1,782,946
343,138	HSBC Holdings plc	3,543,947
629,560	Huntington Bancshares, Inc.	9,166,394
27,662	IBERIABANK Corporation	2,143,805
44,400	Independent Bank Corporation	992,340
15,273	Infinity Property & Casualty Corporation	1,618,938
4,420	Intact Financial Corporation	369,177
283,070	Interactive Brokers Group, Inc.	16,760,575
140,695	Intercontinental Exchange, Inc.	9,927,439
392	Invesco Mortgage Capital. Inc.	6,989
42,140	Invesco, Ltd.	1,539,796
3,700	Investment Technology Group, Inc.	71,225
103,910	Investors Bancorp, Inc.	1,442,271
73,450	J.P. Morgan Chase & Company	7,854,743
9,497	Jupiter Fund Management plc	80,359
327,960	KeyCorp	6,614,953
37,597	Lakeland Bancorp, Inc.	723,742
152,157	Leucadia National Corporation	4,030,639
100,430	Loews Corporation	5,024,513
4,939	Macquarie Group, Ltd.	382,006
2,710	Markel Corporation[i]	3,087,042
10,030	MarketAxess Holdings, Inc.	2,023,552
151,754	Medibank Private, Ltd.	388,618
239,738	Meridian Bancorp, Inc.	4,938,603
245,620	MetLife, Inc.	12,418,547
111,982	MGIC Investment Corporation[i]	1,580,066
100,420	MidWestOne Financial Group, Inc.	3,367,083
279,400	Mizuho Financial Group, Inc.	505,180
89,180	MTGE Investment Corporation	1,649,830
862	Muenchener Rueckversicherungs-Gesellschaft AG	186,148
18,430	Nasdaq, Inc.	1,415,977
70,200	National Bank Holdings Corporation	2,276,586
13,644	National Bank of Canada	680,789
45,040	Navigators Group, Inc.	2,193,448
3,565	NBT Bancorp, Inc.	131,192
32,470	Nordea Bank AB	393,146
31,584	OFG Bancorp	296,890
85,311	Old Mutual plc	266,878
43,251	Old Second Bancorp, Inc.	590,376
390,082	OM Asset Management plc	6,533,873
33,853	PacWest Bancorp	1,706,191
5,864	Pargesa Holding SA	507,912
14,350	Peapack-Gladstone Financial Corporation	502,537
12,070	Peoples Bancorp, Inc.	393,723
7,960	Plus500, Ltd.	97,492
13,963	Power Corporation of Canada	359,572
2,090	Preferred Bank	122,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (34.5%)	Value
Financials (6.5%) - continued
20,390	Primerica, Inc.	$2,070,604
63,837	Principal Financial Group, Inc.	4,504,339
227,435	Provident Financial Services, Inc.	6,133,922
24,350	Prudential Financial, Inc.	2,799,763
21,397	QCR Holdings, Inc.	916,861
39,420	Raymond James Financial, Inc.	3,520,206
57,306	Regions Financial Corporation	990,248
108,333	Sandy Spring Bancorp, Inc.	4,227,154
145,920	Santander Consumer USA Holdings Inc.	2,717,030
8,593	Schroders plc	406,760
10,290	SCOR SE	413,590
251,808	Seacoast Banking Corporation of Florida[i]	6,348,080
3,730	Selective Insurance Group, Inc.	218,951
53,800	Senshu Ikeda Holdings, Inc.	197,991
263,000	SLM Corporation[i]	2,971,900
4,849	Societe Generale	249,992
27,411	State Auto Financial Corporation	798,208
30,036	State Bank Financial Corporation	896,274
76,140	State Street Corporation	7,432,025
67,520	Sterling Bancorp	1,660,992
83,116	Stifel Financial Corporation	4,950,389
30,750	SVB Financial Group[i]	7,188,427
5,110	Sydbank AS	205,683
230,030	Synchrony Financial	8,881,458
290,682	Synovus Financial Corporation	13,935,295
88,874	TD Ameritrade Holding Corporation	4,544,128
18,780	Territorial Bancorp, Inc.	579,739
514	TMX Group, Ltd.	28,804
85,473	TriCo Bancshares	3,236,008
61,333	TriState Capital Holdings, Inc.[i]	1,410,659
31,710	Triumph Bancorp, Inc.[i]	998,865
341,245	TrustCo Bank Corporation	3,139,454
32,711	Union Bankshares Corporation	1,183,157
38,040	United Community Banks, Inc.	1,070,446
151,022	United Financial Bancorp, Inc.	2,664,028
9,315	United Fire Group, Inc.	424,578
11,680	Unum Group	641,115
721	Vienna Insurance Group AG Wiener Versicherung Gruppe	22,242
27,465	Washington Trust Bancorp, Inc.	1,462,511
196,379	Western Alliance Bancorp[i]	11,118,979
99,888	Western Asset Mortgage Capital Corporation	993,886
70,983	WSFS Financial Corporation	3,396,537
342,090	Zions Bancorporation	17,388,435
103	Zurich Insurance Group AG	31,316

	Total	667,135,048

Health Care (3.7%)
16,096	ABIOMED, Inc.[i]	3,016,551
22,832	Acadia Healthcare Company, Inc.[i,j]	745,008
29,324	Aerie Pharmaceuticals, Inc.[i]	1,752,109
15,650	Aetna, Inc.	2,823,104
146,107	Alexion Pharmaceuticals, Inc.[i]	17,472,936
6,800	Align Technology, Inc.[i]	1,510,892
14,370	American Renal Associates Holdings, Inc.[i]	250,038
51,614	Amgen, Inc.	8,975,675
91,800	Astellas Pharmaceutical, Inc.	1,166,161
122,960	Asterias Biotherapeutics, Inc.[i]	276,660
2,819	Atrion Corporation	1,777,661
31,300	Biogen, Inc.[i]	9,971,241
58,906	BioMarin Pharmaceutical, Inc.[i]	5,252,648
41,951	Cardiovascular Systems, Inc.[i]	993,819
101,090	Catalent, Inc.[i]	4,152,777
239,339	Celgene Corporation[i]	24,977,418
6,640	Chemed Corporation	1,613,653
51,505	CIGNA Corporation	10,460,151
15,680	Coherus Biosciences, Inc.[i]	137,984
19,240	CONMED Corporation	980,663
3,380	Cooper Companies, Inc.	736,434
63,390	Curis, Inc.[i]	44,373
30,072	Danaher Corporation	2,791,283
52,470	Dexcom, Inc.[i,j]	3,011,253
32,095	Edwards Lifesciences Corporation[i]	3,617,428
17,298	Eli Lilly and Company	1,460,989
81,880	Evolent Health, Inc.[i,j]	1,007,124
85,066	Express Scripts Holding Company[i]	6,349,326
161,390	GenMark Diagnostics, Inc.[i]	672,996
120,200	GlaxoSmithKline plc ADR	4,263,494
7,587	HealthStream, Inc.[i]	175,715
7,505	Heska Corporation[i]	601,976
42,440	HMS Holdings Corporation[i]	719,358
38,870	Hologic, Inc.[i]	1,661,693
34,463	Inogen, Inc.[i]	4,103,854
70,169	Intersect ENT, Inc.[i]	2,273,476
13,540	Intra-Cellular Therapies, Inc.[i]	196,059
46,766	Ironwood Pharmaceuticals, Inc.[i]	701,022
105,188	Johnson & Johnson	14,696,867
111,519	Kindred Healthcare, Inc.	1,081,734
4,280	Laboratory Corporation of America Holdings[i]	682,703
652	Le Noble Age SA	46,078
40,489	Magellan Health Services, Inc.[i]	3,909,213
25,830	Medpace Holdings, Inc.[i]	936,596
329,717	Medtronic plc	26,624,648
252,150	Merck & Company, Inc.	14,188,481
12,229	Merck KGaA	1,312,618
11,473	Mettler-Toledo International, Inc.[i]	7,107,753
155,780	MiMedx Group, Inc.[i,j]	1,964,386
93,722	Mylan NVi	3,965,378
173,545	Myriad Genetics, Inc.[i]	5,960,403
36,108	National Healthcare Corporation	2,200,422
36,526	Neurocrine Biosciences, Inc.[i,j]	2,834,052
57,635	Nevro Corporation[i]	3,979,120
30,547	Novartis AG	2,570,607
64,972	Novo Nordisk AS	3,491,302
79,682	NuVasive, Inc.[i]	4,660,600
49,390	Omnicell, Inc.[i]	2,395,415
23,110	PerkinElmer, Inc.	1,689,803
40,598	Perrigo Company plc	3,538,522
532,600	Pfizer, Inc.	19,290,772
11,690	Prothena Corporation plc[i]	438,258
105,580	RadNet, Inc.[i]	1,066,358
5,780	Sage Therapeutics, Inc.[i]	952,024
129,533	Tactile Systems Technology, Inc.[i]	3,753,866
29,804	Teleflex, Inc.	7,415,831
45,025	Thermo Fisher Scientific, Inc.	8,549,347
73,335	Triple-S Management Corporation[i]	1,822,375
243,150	UnitedHealth Group, Inc.	53,604,849
29,880	Universal Health Services, Inc.	3,386,898
58,590	Veeva Systems, Inc.[i]	3,238,855
30,541	Vertex Pharmaceuticals, Inc.[i]	4,576,874
16,210	Waters Corporation[i]	3,131,610
10,140	West Pharmaceutical Services, Inc.	1,000,514
114,430	Wright Medical Group NVi,j	2,540,346
313,860	Zoetis, Inc.	22,610,474

	Total	379,910,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (34.5%)	Value
Industrials (4.8%)
116,162	Acco Brands Corporation[i]	$1,417,176
17,720	Actuant Corporation	448,316
15,419	Adecco SA	1,178,321
203,980	Advanced Disposal Services, Inc.[i]	4,883,281
46,105	AECOM[i]	1,712,801
83,342	Aegion Corporation[i]	2,119,387
75,205	AGCO Corporation	5,371,893
100,721	AMETEK, Inc.	7,299,251
52,040	ArcBest Corporation	1,860,430
4,100	Asahi Glass Company, Ltd.	177,220
27,622	Astec Industries, Inc.	1,615,887
18,474	Atlas Copco AB	708,055
105,364	AZZ, Inc.	5,384,100
11,347	Barnes Group, Inc.	717,925
32,370	Boeing Company	9,546,237
44,450	Brink’s Company	3,498,215
21,390	BWX Technologies, Inc.	1,293,881
37,235	Casella Waste Systems, Inc.[i]	857,150
103,441	CBIZ, Inc.[i]	1,598,163
1,300	Central Glass Company, Ltd.	27,545
20,501	CIRCOR International, Inc.	997,989
116,579	Colfax Corporation[i]	4,618,860
105,871	Comfort Systems USA, Inc.	4,621,269
56,544	Costamare, Inc.	326,259
64,936	Crane Company	5,793,590
5,006	CSW Industrials, Inc.[i]	230,026
364,980	CSX Corporation	20,077,550
60,399	Curtiss-Wright Corporation	7,359,618
4,500	Dai Nippon Printing Company, Ltd.	100,185
117,200	Delta Air Lines, Inc.	6,563,200
7,233	Deutsche Lufthansa AG	265,622
45,455	Dover Corporation	4,590,500
2,304	Dun & Bradstreet Corporation	272,817
19,403	Dycom Industries, Inc.[i]	2,162,076
134,390	Eaton Corporation plc	10,618,154
91,834	EMCOR Group, Inc.	7,507,429
13,602	Emerson Electric Company	947,923
60,482	Encore Wire Corporation	2,942,449
2,820	EnerSys	196,357
20,400	Engility Holdings, Inc.[i]	578,748
21,080	ESCO Technologies, Inc.	1,270,070
81,584	Federal Signal Corporation	1,639,023
4,872	Ferguson plc	349,633
3,164	Finning International, Inc.	79,843
31,370	Fortive Corporation	2,269,620
74,029	Fortune Brands Home and Security, Inc.	5,066,545
22,795	Franklin Electric Company, Inc.	1,046,291
22,920	Genesee & Wyoming, Inc.[i]	1,804,492
32,738	Gibraltar Industries, Inc.[i]	1,080,354
1,840	Global Brass and Copper Holdings, Inc.	60,904
18,470	GMS, Inc.[i]	695,211
10,836	Gorman-Rupp Company	338,192
34,258	Granite Construction, Inc.	2,172,985
56,977	GWA Group, Ltd.	125,976
167,913	Harsco Corporation[i]	3,131,577
39,662	Healthcare Services Group, Inc.	2,090,981
34,167	Heico Corporation[j]	3,223,656
12,820	Heidrick & Struggles International, Inc.	314,731
10,570	Hillenbrand, Inc.	472,479
4,500	Hitachi Transport System, Ltd.	117,096
126,509	Honeywell International, Inc.	19,401,420
11,530	Hubbell, Inc.	1,560,470
28,080	Huntington Ingalls Industries, Inc.	6,618,456
5,410	Hyster-Yale Materials Handling, Inc.	460,716
34,058	ICF International, Inc.[i]	1,788,045
7,200	Inaba Denki Sangyo Company, Ltd.	335,776
67,220	Ingersoll-Rand plc	5,995,352
268,615	Interface, Inc.	6,755,667
24,040	International Seaways, Inc.[i]	443,778
89,000	ITOCHU Corporation	1,659,095
31,184	ITT Corporation	1,664,290
8,848	Jacobs Engineering Group, Inc.	583,614
26,404	JB Hunt Transport Services, Inc.	3,035,932
174,939	KAR Auction Services, Inc.	8,836,169
6,959	KeyW Holding Corporation[i]	40,849
86,348	Kforce, Inc.	2,180,287
120,160	Kirby Corporation[i]	8,026,688
25,740	L3 Technologies, Inc.	5,092,659
16,600	Lincoln Electric Holdings, Inc.	1,520,228
13,790	Lindsay Corporation	1,216,278
11,369	Lockheed Martin Corporation	3,650,017
3,110	Loomis AB	130,646
15,800	Marubeni Corporation	114,229
65,660	Masco Corporation	2,885,100
31,750	Masonite International Corporation[i]	2,354,263
40,641	Meggitt plc	263,896
9,438	Middleby Corporation[i]	1,273,658
55,523	Milacron Holdings Corporation[i]	1,062,710
12,000	Mitsuboshi Belting, Ltd.	164,518
35,468	Monadelphous Group, Ltd.	478,673
30,530	Moog, Inc.[i]	2,651,530
284,247	MRC Global, Inc.[i]	4,809,459
33,567	MYR Group, Inc.[i]	1,199,349
22,176	National Express Group plc	114,045
113,869	Navigant Consulting, Inc.[i]	2,210,197
303,878	NCI Building Systems, Inc.[i]	5,864,845
18,900	Nitto Kogyo Corporation	302,835
141,400	Norfolk Southern Corporation	20,488,860
6,686	Northgate plc	34,416
30,370	Old Dominion Freight Line, Inc.	3,995,174
33,128	On Assignment, Inc.[i]	2,129,137
48,424	Orbital ATK, Inc.	6,367,756
24,210	Orion Group Holdings, Inc.[i]	189,564
106,021	Oshkosh Corporation	9,636,249
51,383	PageGroup plc	323,761
42,381	Parker Hannifin Corporation	8,458,400
44,979	PGT Innovations, Inc.[i]	757,896
36,011	Ply Gem Holdings, Inc.[i]	666,204
16,264	Proto Labs, Inc.[i]	1,675,192
15,660	Quad/Graphics, Inc.	353,916
59,572	Radiant Logistics, Inc.[i]	274,031
37,312	Raven Industries, Inc.	1,281,667
45,934	Raytheon Company	8,628,702
47,626	RELX NV	1,094,653
30,172	RELX plc	707,478
2,164	Rockwool International AS	613,483
32,986	Roper Industries, Inc.	8,543,374
45,152	Saia, Inc.[i]	3,194,504
5,058	Schindler Holding AG, Participation Certificate	1,163,292
8,848	Siemens AG	1,225,070
34,400	SiteOne Landscape Supply, Inc.[i]	2,638,480
47,201	SKF AB	1,048,607
15,700	Smiths Group plc	315,090
8,600	Sojitz Corporation	26,348
546,282	Southwest Airlines Company	35,754,157
36,160	SP Plus Corporation[i]	1,341,536
2,898	Spirax-Sarco Engineering plc	219,102
140,719	SPX Corporation[i]	4,417,169

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (34.5%)	Value
Industrials (4.8%) - continued
80,074	SPX FLOW, Inc.[i]	$3,807,519
7,930	Stanley Black & Decker, Inc.	1,345,642
2,165	Sulzer, Ltd.	262,613
2,600	Taikisha, Ltd.	87,749
38,430	Terex Corporation	1,853,095
7,300	Toppan Forms Company, Ltd.	82,486
124,150	TPI Composites, Inc.[i]	2,540,109
10,739	Transcontinental, Inc.	212,217
23,940	TransUnion[i]	1,315,742
151,482	TriMas Corporation[i]	4,052,144
78,832	TrueBlue, Inc.[i]	2,167,880
8,000	Tsubakimoto Chain Company	64,548
90,590	United Continental Holdings, Inc.[i]	6,105,766
83,970	United Parcel Service, Inc.	10,005,025
54,304	United Rentals, Inc.[i]	9,335,401
86,372	United Technologies Corporation	11,018,476
58,983	Universal Truckload Services, Inc.	1,400,846
5,968	Valmont Industries, Inc.	989,793
79,942	Vectrus, Inc.[i]	2,466,211
64,325	Verisk Analytics, Inc.[i]	6,175,200
12,141	Vinci SA	1,239,491
50,090	WABCO Holdings, Inc.[i]	7,187,915
55,184	WageWorks, Inc.[i]	3,421,408
136,317	Waste Connections, Inc.	9,670,328
10,455	Watsco, Inc.	1,777,768
76,274	Willdan Group, Inc.[i]	1,826,000
4,138	WSP Global, Inc.	197,222
4,862	YIT Oyj	37,160
3,500	Yuasa Trading Company, Ltd.	127,028

	Total	484,917,303

Information Technology (9.3%)
60,740	2U, Inc.[i]	3,918,337
69,204	ADTRAN, Inc.	1,339,097
130,220	Advanced Micro Devices, Inc.[i]	1,338,662
137,990	Agilent Technologies, Inc.	9,241,190
205,670	Akamai Technologies, Inc.[i]	13,376,777
118,600	Alliance Data Systems Corporation	30,062,728
43,134	Alphabet, Inc., Class Ai	45,437,356
33,999	Alphabet, Inc., Class Ci	35,576,554
26,122	Ambarella, Inc.[i,j]	1,534,668
12,048	American Software, Inc.	140,118
91,717	Amphenol Corporation	8,052,753
336,629	Apple, Inc.	56,967,726
41,761	Applied Materials, Inc.	2,134,822
35,741	Arista Networks, Inc.[i]	8,419,865
174,767	Arrow Electronics, Inc.[i]	14,053,014
14,820	Atkore International Group, Inc.[i]	317,889
29,220	Belden, Inc.	2,254,907
232,847	Benchmark Electronics, Inc.[i]	6,775,848
358	BKW FMB Energie	21,256
290,078	Booz Allen Hamilton Holding Corporation	11,060,674
119,128	CA, Inc.	3,964,580
9,700	Canon, Inc.	361,404
13,081	Capgemini SA	1,549,334
5,500	Capital Power Corporation	107,156
26,448	Cavium, Inc.[i]	2,217,136
30,260	CDW Corporation	2,102,767
236,117	Ciena Corporation[i]	4,941,929
1,293,984	Cisco Systems, Inc.	49,559,587
28,438	Cognex Corporation	1,739,268
17,753	CommerceHub, Inc.[i]	365,534
22,880	CommVault Systems, Inc.[i]	1,201,200
88,890	Computer Sciences Government Services, Inc.	2,659,589
45,527	Comtech Telecommunications Corporation	1,007,057
51,343	CoreLogic, Inc.[i]	2,372,560
46,200	Descartes Systems Group, Inc.[i]	1,312,080
127,460	Dolby Laboratories, Inc.	7,902,520
136,042	DST Systems, Inc.	8,444,127
123,207	eBay, Inc.[i]	4,649,832
92,026	Endurance International Group Holdings, Inc.[i]	773,018
10,700	Entegris, Inc.	325,815
46,320	Envestnet, Inc.[i]	2,309,052
17,690	Euronet Worldwide, Inc.[i]	1,490,736
396,159	EVERTEC, Inc.	5,407,570
12,370	ExlService Holdings, Inc.[i]	746,529
54,960	Extreme Networks, Inc.[i]	688,099
327,110	Facebook, Inc.[i]	57,721,831
75,082	Fidelity National Information Services, Inc.	7,064,465
47,090	Fiserv, Inc.[i]	6,174,912
365,156	FLIR Systems, Inc.	17,023,573
37,828	Forrester Research, Inc.	1,671,998
131,449	Fortinet, Inc.[i]	5,743,007
42,590	Global Payments, Inc.	4,269,222
66,540	Guidewire Software, Inc.[i]	4,941,260
204,786	HP, Inc.	4,302,554
20,281	IAC/InterActiveCorporation[i]	2,479,961
112,330	Insight Enterprises, Inc.[i]	4,301,116
215,173	Intel Corporation	9,932,386
200,113	Keysight Technologies, Inc.[i]	8,324,701
37,800	Konica Minolta Holdings, Inc.	362,688
2,100	Kulicke and Soffa Industries, Inc.[i]	51,103
39,480	Lam Research Corporation	7,267,084
87,280	Liberty Tripadvisor Holdings, Inc.[i]	822,614
2,054	Loral Space & Communications, Inc.[i]	90,479
97,040	M/A-COM Technology Solutions Holdings, Inc.[i]	3,157,682
57,548	ManTech International Corporation	2,888,334
327,854	MasterCard, Inc.	49,623,981
24,910	Maxim Integrated Products, Inc.	1,302,295
60,737	Methode Electronics, Inc.	2,435,554
26,080	Microsemi Corporation[i]	1,347,032
818,960	Microsoft Corporation	70,053,838
55,908	Monolithic Power Systems, Inc.	6,281,823
56,770	National Instruments Corporation	2,363,335
9,800	NEC Networks & System Integration Corporation	257,312
96,670	New Relic, Inc.[i]	5,584,626
36,306	Nice, Ltd. ADR[j]	3,336,884
261,920	NRG Yield, Inc., Class A	4,937,192
67,098	NVIDIA Corporation	12,983,463
39,165	NXP Semiconductors NVi	4,585,830
514,337	Oracle Corporation	24,317,853
23,930	Palo Alto Networks, Inc.[i]	3,468,414
25,440	Paylocity Holding Corporation[i]	1,199,750
525,983	PayPal Holdings, Inc.[i]	38,722,868
41,898	Pegasystems, Inc.	1,975,491
27,174	Plantronics, Inc.	1,369,026
22,280	Plexus Corporation[i]	1,352,842
86,511	Progress Software Corporation	3,682,773
85,629	Proofpoint, Inc.[i]	7,604,711
96,811	Q2 Holdings, Inc.[i]	3,567,485
218,690	Red Hat, Inc.[i]	26,264,669
18,905	Ribbon Communications, Inc.[i]	146,136
99,239	Rudolph Technologies, Inc.[i]	2,371,812
211,650	SailPoint Technologies Holdings, Inc.[i]	3,068,925
326,687	Salesforce.com, Inc.[i]	33,397,212

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (34.5%)	Value
Information Technology (9.3%) - continued
17,152	ScanSource, Inc.[i]	$614,042
272,721	Sequans Communications SA ADR[i]	520,897
45,375	ServiceNow, Inc.[i]	5,916,446
3,360	Silicon Laboratories, Inc.[i]	296,688
2,171	SMA Solar Technology AG	93,308
49,000	SS&C Technologies Holdings, Inc.	1,983,520
75,047	Synopsys, Inc.[i]	6,397,006
3,640	TE Connectivity, Ltd.	345,946
111,675	Teradata Corporation[i]	4,295,020
88,587	Teradyne, Inc.	3,709,138
86,140	Texas Instruments, Inc.	8,996,462
910	TiVo Corp	14,196
80,765	Total System Services, Inc.	6,387,704
334,435	Travelport Worldwide, Ltd.	4,371,065
29,426	Trimble, Inc.[i]	1,195,873
240,900	Twitter, Inc.[i]	5,784,009
41,692	Tyler Technologies, Inc.[i]	7,381,569
6,322	Ultimate Software Group, Inc.[i]	1,379,650
15,836	VASCO Data Security International, Inc.[i]	220,120
68,449	Verint Systems, Inc.[i]	2,864,591
112,562	Virtusa Corporation[i]	4,961,733
418,790	Visa, Inc.	47,750,436
26,135	Xerox Corporation	761,835
85,570	Xilinx, Inc.	5,769,129
32,457	XO Group, Inc.[i]	599,156
187,573	Zix Corporation[i]	821,570

	Total	949,847,931

Materials (1.4%)
9,554	A. Schulman, Inc.	355,887
5,100	Adeka Corporation	89,703
51,973	AK Steel Holding Corporation[i]	294,167
9,070	Alcoa Corporation[i]	488,601
41,654	American Vanguard Corporation	818,501
7,157	APERAM	367,677
18,124	Balchem Corporation	1,460,794
16,981	BASF SE	1,861,646
8,571	BHP Billiton plc	173,308
45,960	BHP Billiton, Ltd.	1,055,743
74,415	Boise Cascade Company	2,969,159
30,647	Celanese Corporation	3,281,681
107,600	CF Industries Holdings, Inc.	4,577,304
50,674	Chemours Company	2,536,740
109,906	Continental Building Products, Inc.[i]	3,093,854
151,591	Crown Holdings, Inc.[i]	8,526,994
41,700	Daicel Corporation	473,224
102,504	Eastman Chemical Company	9,495,971
28,731	Ecolab, Inc.	3,855,126
24,690	Evonik Industries AG	927,333
134,092	Ferro Corporation[i]	3,163,230
90,800	Ferroglobe Representation & Warranty Insurance Trust[c,i]	9
39,546	FMC Corporation	3,743,424
45,295	Freeport-McMoRan, Inc.[i]	858,793
18,628	Granges AB	191,041
99,237	Graphic Packaging Holding Company	1,533,212
69,173	Innospec, Inc.	4,883,614
39,499	International Paper Company	2,288,572
8,000	JSR Corporation	157,154
22,766	Kadant, Inc.	2,285,706
18,000	Kaneka Corporation	164,062
14,630	Koppers Holdings, Inc.[i]	744,667
8,797	Kraton Performance Polymers, Inc.[i]	423,752
36,000	Kuraray Company, Ltd.	677,806
20,200	Kyoei Steel, Ltd.	384,559
23,270	Martin Marietta Materials, Inc.	5,143,601
15,140	Materion Corporation	735,804
22,304	Mercer International, Inc.	318,947
28,103	Mondi plc	730,358
136,111	Myers Industries, Inc.	2,654,165
10,650	Neenah, Inc.	965,423
1,100	Nippon Shokubai Company, Ltd.	74,151
117,141	Norsk Hydro ASA	888,024
36,300	Nucor Corporation	2,307,954
32,890	Nutanix, Inc.[i]	1,160,359
11,921	Olympic Steel, Inc.	256,182
228,192	OMNOVA Solutions, Inc.[i]	2,281,920
327,790	Owens-Illinois, Inc.[i]	7,267,104
12,584	Packaging Corporation of America	1,517,001
10,789	Platform Specialty Products Corporation[i]	107,027
224,797	Quantenna Communications, Inc.[i,j]	2,742,523
3,297	Rio Tinto, Ltd.	193,847
54,460	RPM International, Inc.	2,854,793
114,740	Ryerson Holding Corporation[i]	1,193,296
39,350	Schnitzer Steel Industries, Inc.	1,318,225
81,325	Schweitzer-Mauduit International, Inc.	3,688,902
12,145	Scotts Miracle-Gro Company	1,299,394
20,880	Sensient Technologies Corporation	1,527,372
8,166	Solvay SA	1,135,369
201,080	Steel Dynamics, Inc.	8,672,580
56,025	SunCoke Energy, Inc.[i]	671,740
12,700	Toagosei Company, Ltd.	161,214
22,768	Trinseo SA	1,652,957
52,892	United States Steel Corporation	1,861,270
51,192	UPM-Kymmene Oyj	1,589,243
149,207	Verso Corporation[i]	2,621,567
7,390	W. R. Grace & Company	518,261
257,570	Westrock Company	16,281,000
3,800	Yamato Kogyo Company, Ltd.	110,068

	Total	144,704,655

Real Estate (1.1%)
12,610	Alstria Office REIT AG	194,874
67,807	Ares Commercial Real Estate Corporation	874,710
253,684	Armada Hoffler Properties, Inc.	3,939,712
4,819	Artis Real Estate Investment Trust	54,056
39,520	Ashford Hospitality Prime, Inc.	384,530
133,907	Ashford Hospitality Trust, Inc.	901,194
46,960	Bluerock Residential Growth REIT, Inc.	474,766
44,413	British Land Company plc	413,633
430,477	Brixmor Property Group, Inc.	8,032,701
35,530	Camden Property Trust	3,270,892
137,292	Cedar Realty Trust, Inc.	834,735
133,064	Chatham Lodging Trust	3,028,537
66,888	City Office REIT, Inc.	870,213
62,833	Cousins Properties, Inc.	581,205
29,600	CyrusOne, Inc.	1,762,088
400	Daito Trust Construction Company, Ltd.	81,492
114,320	DDR Corporation	1,024,307
91,620	DEXUS Property Group	695,265
26,520	Digital Realty Trust, Inc.	3,020,628
41,096	Douglas Emmett, Inc.	1,687,402
113,240	Duke Realty Corporation	3,081,260
1,566	Easterly Government Properties, Inc.	33,418
20,167	Equity Commonwealth[i]	615,295
14,720	Equity Lifestyle Properties, Inc.	1,310,374

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (34.5%)	Value
Real Estate (1.1%) - continued
68,110	Franklin Street Properties Corporation	$731,501
122,700	General Growth Properties, Inc.	2,869,953
64,728	GEO Group, Inc.	1,527,581
60,000	Hang Lung Properties, Ltd.	146,158
60,450	HFF, Inc.	2,940,288
150,367	Highwoods Properties, Inc.	7,655,184
125,942	Hospitality Properties Trust	3,759,369
165,836	Host Hotels & Resorts, Inc.	3,291,845
104,000	Hysan Development Company, Ltd.	551,758
247,573	InfraREIT, Inc.	4,599,906
95,072	Liberty Property Trust	4,089,047
24,357	Mid-America Apartment Communities, Inc.	2,449,340
134,230	Monmouth Real Estate Investment Corporation	2,389,294
88,564	National Storage Affiliates Trust	2,414,255
3,976	One Liberty Properties, Inc.	103,058
69,380	Outfront Media, Inc.	1,609,616
25,450	Pebblebrook Hotel Trust	945,976
34,130	Physicians Realty Trust	613,999
28,180	Ramco-Gershenson Properties Trust	415,091
19,990	RE/MAX Holdings, Inc.	969,515
135,270	Retail Properties of America, Inc.	1,818,029
3,070	RMR Group, Inc.	182,051
29,000	Road King Infrastructure, Ltd.	49,966
31,741	Ryman Hospitality Properties	2,190,764
7,633	Saul Centers, Inc.	471,338
44,532	SBA Communications Corporation[i]	7,274,747
160,887	Stockland	561,228
224,277	Summit Hotel Properties, Inc.	3,415,739
26,000	Sun Hung Kai Properties, Ltd.	432,875
10,000	Swire Pacific, Ltd.	92,523
40,249	Terreno Realty Corporation	1,411,130
16,320	UDR, Inc.	628,646
107,628	Urstadt Biddle Properties, Inc.	2,339,833
117,564	Weyerhaeuser Company	4,145,307
77,400	Wing Tai Holdings, Ltd.	131,947
37,614	Xenia Hotels & Resorts, Inc.	812,086

	Total	107,198,230

Telecommunications Services (0.3%)
96,844	AT&T, Inc.	3,765,295
10,660	Freenet AG	393,317
13,642	Intelsat SAi	46,246
234,235	KCOM Group plc	286,998
22,200	Nippon Telegraph & Telephone Corporation	1,043,713
103,900	NTT DOCOMO, Inc.	2,456,612
129,370	ORBCOMM, Inc.[i]	1,316,987
29,640	TDC AS	182,148
71,604	Telenor ASA	1,532,812
15,377	Telephone & Data Systems, Inc.	427,481
3,323	United States Cellular Corporation[i]	125,045
298,496	Verizon Communications, Inc.	15,799,393
69,972	Vonage Holdings Corporation[i]	711,615

	Total	28,087,662

Utilities (0.5%)
123,590	AES Corporation	1,338,480
10,510	American States Water Company	608,634
33,933	Artesian Resources Corporation	1,308,456
2,930	Canadian Utilities, Ltd.	87,201
31,700	Chubu Electric Power Company, Inc.	393,198
119,814	CMS Energy Corporation	5,667,202
8,092	Connecticut Water Service, Inc.	464,562
26,650	Consolidated Water Company, Ltd.	335,790
1,400	Electric Power Development Company, Ltd.	37,659
782	Elia System Operator SA	44,944
12,840	Eversource Energy	811,231
37,030	MDU Resources Group, Inc.	995,366
20,256	Middlesex Water Company	808,417
19,560	New Jersey Resources Corporation	786,312
40,560	NorthWestern Corporation	2,421,432
323,714	OGE Energy Corporation	10,653,428
51,600	Osaka Gas Company, Ltd.	992,234
298,498	PG&E Corporation	13,381,665
33,160	PNM Resources, Inc.	1,341,322
12,720	Portland General Electric Company	579,778
12,496	PPL Corporation	386,751
77,860	Public Service Enterprise Group, Inc.	4,009,790
18,995	Redes Energeticas Nacionais SGPS SA	56,499
12,750	Southwest Gas Holdings, Inc.	1,026,120
11,100	Spire, Inc.	834,165
26,750	TerraForm Power, Inc.[j]	319,930
17,100	Tokyo Gas Company, Ltd.	390,708
90,562	UGI Corporation	4,251,886
4,361	Unitil Corporation	198,949
2,922	Verbund AG	70,419

	Total	54,602,528

	Total Common Stock (cost $2,647,634,516)	3,522,685,777

	Registered Investment Companies (33.7%)
Affiliated Equity Holdings (20.9%)
10,014,027	Thrivent Core International Equity Fund	101,341,949
23,383,628	Thrivent Large Cap Stock Portfolio	336,125,629
31,645,409	Thrivent Large Cap Value Portfolio	600,310,249
17,030,386	Thrivent Mid Cap Stock Portfolio	354,524,953
58,304,616	Thrivent Partner Worldwide Allocation Portfolio	642,668,460
4,730,128	Thrivent Small Cap Stock Portfolio	99,369,100

	Total	2,134,340,340

Affiliated Fixed Income Holdings (11.9%)
15,963,862	Thrivent Core Emerging Markets Debt Fund	157,882,591
37,454,170	Thrivent High Yield Portfolio	181,813,777
53,685,081	Thrivent Income Portfolio	554,480,988
32,357,668	Thrivent Limited Maturity Bond Portfolio	319,256,930

	Total	1,213,434,286

Equity Funds/Exchange Traded Funds (0.5%)
1,565	iShares MSCI EAFE Index Fund	110,035
32,831	iShares Russell 2000 Growth Index Fund	6,129,548
29,210	Materials Select Sector SPDR Fund	1,768,081
118,962	SPDR S&P 500 ETF Trust	31,746,199
56,410	SPDR S&P Biotech ETF	4,787,517
53,380	SPDR S&P Metals & Mining ETF	1,941,431
920	SPDR S&P MidCap 400 ETF Trust	317,777
25,710	SPDR S&P Oil & Gas Exploration & Production ETF	955,898

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

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Schedule of Investments as of December 31, 2017

Shares	Registered Investment Companies (33.7%)	Value
Equity Funds/Exchange Traded Funds (0.5%) - continued
129,280	VanEck Vectors Oil Services ETF	$3,367,744

	Total	51,124,230

Fixed Income Funds/Exchange Traded Funds (0.4%)
123,000	iShares Barclays 1-3 Year Credit Bond Fund	12,858,420
345,300	Vanguard Short-Term Corporate Bond ETF	27,382,290

	Total	40,240,710

	Total Registered Investment Companies (cost $2,854,971,956)	3,439,139,566

Principal Amount	Long-Term Fixed Income (28.5%)
Asset-Backed Securities (1.4%)
	Access Group, Inc.
544,368	2.052%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,k	539,042
	ALM Loan Funding CLO
3,275,000	2.493%, (LIBOR 3M + 1.140%), 10/17/2026, Ser. 2014-11A, Class A1R*,b	3,281,265
	AMSR Trust
3,625,000	2.891%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Ab,k	3,647,144
	Apidos CLO XVIII
3,200,000	2.483%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	3,205,597
	Ares XXXII CLO, Ltd.
2,750,000	2.626%, (LIBOR 3M + 1.210%), 11/15/2025, Ser. 2014-32A, Class A1R*,b	2,760,128
	Babson CLO, Ltd.
1,400,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	1,401,338
	Bayview Koitere Fund Trust
2,514,977	4.000%, 11/28/2053, Ser. 2017-SPL3, Class Ab,k	2,590,050
	Betony CLO, Ltd.
1,260,000	2.709%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,b	1,268,407
	Birchwood Park CLO, Ltd.
1,400,000	2.539%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	1,404,668
	BlueMountain CLO, Ltd.
2,350,000	2.499%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	2,356,338
	Carlyle Global Market Strategies CLO, Ltd.
1,400,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,b	1,402,717
	Cent CLO 16, LP
830,846	2.627%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,b	832,091
	Cent CLO 22, Ltd.
1,400,000	2.802%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	1,402,481
	Chesapeake Funding II, LLC
740,639	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[k]	739,226
	Commonbond Student Loan Trust
4,184,412	3.320%, 5/25/2040, Ser. 2016-A, Class A1[k]	4,124,506
	DRB Prime Student Loan Trust
706,036	3.170%, 7/25/2031, Ser. 2015-B, Class A2*	710,943
733,147	3.238%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,b	750,337
2,651,620	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	2,672,092
770,676	2.890%, 6/25/2040, Ser. 2016-B, Class A2[k]	771,428
	Dryden 34 Senior Loan Fund CLO
1,400,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,b	1,405,673
	Earnest Student Loan Program, LLC
3,483,070	2.680%, 7/25/2035, Ser. 2016-C, Class A2[k]	3,469,194
2,404,749	2.720%, 1/25/2041, Ser. 2016-D, Class A2[k]	2,397,800
	Edlinc Student Loan Funding Trust
48,428	4.210%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	49,272
	Galaxy XX CLO, Ltd.
4,500,000	2.813%, (LIBOR 3M + 1.450%), 7/20/2027, Ser. 2015-20A, Class A*,b	4,504,685
	GoldenTree Loan Opportunities IX, Ltd.
1,325,000	2.748%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	1,327,531
	Golub Capital Partners, Ltd.
3,683,000	2.626%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-22A, Class AR*,b	3,682,952
2,500,000	2.681%, (LIBOR 3M + 1.180%), 1/20/2031, Ser. 2017-RT5, Class A*,b,c	2,500,000
	Laurel Road Prime Student Loan Trust
2,600,000	2.810%, 11/25/2042, Ser. 2017-2A, Class Ak	2,581,178
	Lehman XS Trust
4,619,409	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bl	4,014,031
	Lendmark Funding Trust
1,800,000	2.800%, 5/20/2026, Ser. 2017-1III, Class Ak	1,792,666

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Asset-Backed Securities (1.4%) - continued
	Limerock CLO III, LLC
$4,500,000	2.563%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	$4,505,112
	Madison Park Funding XIV, Ltd.
3,575,000	2.483%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	3,590,977
	Magnetite XII, Ltd.
4,425,000	2.689%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	4,453,957
	Marlette Funding Trust
4,012,640	2.390%, 7/15/2024, Ser. 2017-2A, Class Ak	4,011,869
	Morgan Stanley Bank of America Merrill Lynch Trust
5,400,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	5,500,788
5,400,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	5,491,841
	Morgan Stanley Capital, Inc.
2,508,858	1.702%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPb	1,658,932
	Mountain View CLO, Ltd.
4,525,000	2.819%, (LIBOR 3M + 1.460%), 7/15/2027, Ser. 2015-9A, Class A1A*,b	4,528,602
	Murray Hill Marketplace Trust
209,536	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	209,842
	Neuberger Berman CLO XIV, Ltd.
2,100,000	2.628%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	2,114,433
	Neuberger Berman CLO, Ltd.
850,000	2.543%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	855,117
	NZCG Funding CLO, Ltd.
4,500,000	2.925%, (LIBOR 3M + 1.550%), 4/27/2027, Ser. 2015-2A, Class A1*,b	4,509,558
	Octagon Investment Partners XX, Ltd.
3,250,000	2.543%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	3,254,833
	OHA Loan Funding, LLC
4,500,000	2.513%, (LIBOR 3M + 1.150%), 10/20/2026, Ser. 2014-1A, Class A1R*,b	4,512,789
	OZLM VIII, Ltd.
1,300,000	2.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	1,303,322
	Preston Ridge Partners Mortgage Trust, LLC
1,660,466	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,l	1,661,385
	Race Point IX CLO, Ltd.
3,000,000	2.569%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	3,023,346
	Renaissance Home Equity Loan Trust
1,808,649	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[l]	1,371,268
3,471,479	5.580%, 11/25/2036, Ser. 2006-3, Class AF2[l]	1,913,046
	Shackleton, Ltd.
4,500,000	2.729%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	4,507,484
	SLM Student Loan Trust
1,873,158	1.925%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	1,852,557
87,864	2.527%, (LIBOR 1M + 1.050%), 5/17/2027, Ser. 2013-A, Class A2Bb,k	88,399
	SoFi Consumer Loan Program, LLC
1,197,257	3.260%, 8/25/2025, Ser. 2016-1, Class Ak	1,208,661
2,369,333	2.500%, 5/26/2026, Ser. 2017-4, Class Ak	2,361,558
3,231,775	2.140%, 9/25/2026, Ser. 2017-5, Class A1[k]	3,223,315
	SoFi Professional Loan Program, LLC
1,221,461	2.420%, 3/25/2030, Ser. 2015-A, Class A2[k]	1,221,558
	Stanwich Mortgage Loan Company, LLC
1,913,349	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,l	1,915,523
	Symphony CLO VIII, Ltd.
480,289	2.450%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012- 8A, Class AR*,b	481,232
	Symphony CLO XV, Ltd.
4,500,000	2.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	4,513,298
	U.S. Small Business Administration
658,880	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	671,412
	Vericrest Opportunity Loan Transferee
1,887,480	3.500%, 6/26/2045, Ser. 2015-NPL8, Class A1[k,l]	1,888,915
	Verizon Owner Trust
2,525,000	2.060%, 9/20/2021, Ser. 2017-1A, Class Ak	2,518,660
	Voya CLO 2014-3, Ltd.
1,400,000	2.236%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2017-2, Class A*,b,c	1,400,000

	Total	149,908,369

Basic Materials (0.5%)
	Alcoa Nederland Holding BV
2,120,000	6.750%, 9/30/2024[k]	2,310,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Basic Materials (0.5%) - continued
	Anglo American Capital plc
$2,615,000	4.875%, 5/14/2025[k]	$2,770,395
	ArcelorMittal SA
1,425,000	6.000%, 3/1/2021	1,539,000
	Braskem Netherlands Finance BV
2,178,000	4.500%, 1/10/2028[k]	2,142,716
	BWAY Holding Company
2,375,000	5.500%, 4/15/2024[k]	2,470,000
	CF Industries, Inc.
2,220,000	3.450%, 6/1/2023	2,189,475
	Chemours Company
1,900,000	5.375%, 5/15/2027	1,966,500
	First Quantum Minerals, Ltd.
621,000	7.000%, 2/15/2021[k]	644,287
1,640,000	7.500%, 4/1/2025[k]	1,779,400
	Georgia-Pacific, LLC
920,000	2.539%, 11/15/2019[k]	923,216
	Glencore Finance Canada, Ltd.
760,000	6.000%, 11/15/2041[k]	890,112
	Glencore Funding, LLC
680,000	2.419%, (LIBOR 3M + 1.060%), 4/16/2018[b,k]	680,884
760,000	4.125%, 5/30/2023[k]	786,220
950,000	4.000%, 3/27/2027[k]	953,554
	International Paper Company
1,888,000	4.350%, 8/15/2048	1,969,278
	Kinross Gold Corporation
1,520,000	5.950%, 3/15/2024	1,666,300
1,950,000	4.500%, 7/15/2027[k]	1,962,188
	Novelis Corporation
905,000	5.875%, 9/30/2026[k]	923,100
	Olin Corporation
2,835,000	5.125%, 9/15/2027	2,983,838
	Peabody Securities Finance Corporation
2,165,000	6.375%, 3/31/2025[k]	2,251,600
	Platform Specialty Products Corporation
1,200,000	5.875%, 12/1/2025[k]	1,191,000
	Sherwin-Williams Company
1,685,000	3.125%, 6/1/2024	1,693,925
	Steel Dynamics, Inc.
2,010,000	5.000%, 12/15/2026	2,125,575
	Teck Resources, Ltd.
2,893,000	6.125%, 10/1/2035	3,240,160
	Vale Overseas, Ltd.
1,727,000	5.875%, 6/10/2021	1,880,703
1,135,000	6.250%, 8/10/2026	1,314,897
1,140,000	6.875%, 11/10/2039	1,397,925
	Westlake Chemical Corporation
1,520,000	3.600%, 8/15/2026	1,528,374

	Total	48,175,422

Capital Goods (0.6%)
	AECOM
3,030,000	5.875%, 10/15/2024	3,282,096
	Ashtead Capital, Inc.
2,000,000	4.125%, 8/15/2025[k]	2,020,000
	Bombardier, Inc.
2,975,000	7.500%, 3/15/2025[k]	2,997,312
	Building Materials Corporation of America
2,355,000	6.000%, 10/15/2025[k]	2,513,962
	Cemex SAB de CV
2,310,000	6.125%, 5/5/2025[k]	2,464,770
	Cintas Corporation No. 2
1,125,000	3.700%, 4/1/2027	1,170,262
	CNH Industrial Capital, LLC
1,155,000	4.375%, 11/6/2020	1,198,312
1,452,000	4.875%, 4/1/2021	1,524,600
	CNH Industrial NV
1,500,000	4.500%, 8/15/2023	1,560,270
1,815,000	3.850%, 11/15/2027	1,811,594
	Crown Americas Capital Corporation IV
1,470,000	4.500%, 1/15/2023	1,492,050
	Crown Cork & Seal Company, Inc.
2,070,000	7.375%, 12/15/2026	2,411,550
	General Dynamics Corporation
1,825,000	2.375%, 11/15/2024	1,784,207
	Huntington Ingalls Industries, Inc.
2,175,000	3.483%, 12/1/2027[k]	2,169,563
	L3 Technologies, Inc.
3,375,000	3.950%, 5/28/2024	3,512,515
	Lockheed Martin Corporation
515,000	2.500%, 11/23/2020	518,252
1,496,000	3.600%, 3/1/2035	1,507,005
1,544,000	4.500%, 5/15/2036	1,730,073
374,000	6.150%, 9/1/2036	494,919
	Northrop Grumman Corporation
2,575,000	3.850%, 4/15/2045	2,592,947
	Owens-Brockway Glass Container, Inc.
1,460,000	5.000%, 1/15/2022[k]	1,511,100
1,500,000	5.875%, 8/15/2023[k]	1,616,250
	Pentair Finance SA
2,300,000	2.900%, 9/15/2018	2,309,039
	Republic Services, Inc.
1,100,000	2.900%, 7/1/2026	1,076,808
	Reynolds Group Issuer, Inc.
2,935,000	5.125%, 7/15/2023[k]	3,037,725
	Roper Industries, Inc.
2,070,000	2.050%, 10/1/2018	2,069,684
	Roper Technologies, Inc.
1,140,000	2.800%, 12/15/2021	1,141,881
	Siemens Financieringsmaatschappij NV
3,055,000	4.200%, 3/16/2047[k]	3,348,528
	Standard Industries, Inc.
800,000	5.500%, 2/15/2023[k]	834,000
	Textron, Inc.
1,225,000	7.250%, 10/1/2019	1,322,776
2,210,000	3.375%, 3/1/2028	2,196,951
	United Rentals North America, Inc.
2,240,000	5.500%, 7/15/2025	2,374,400
	United Technologies Corporation
1,900,000	4.050%, 5/4/2047	1,986,785
	Waste Management, Inc.
310,000	3.125%, 3/1/2025	312,350

	Total	63,894,536

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Collateralized Mortgage Obligations (0.9%)
	Alternative Loan Trust
$1,013,466	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	$864,886
	Angel Oak Mortgage Trust I, LLC
992,627	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	997,127
	Bayview Opportunity Master Fund Trust
2,778,973	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Ab,k	2,863,699
4,476,458	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Ab,k	4,608,666
3,558,800	3.500%, 5/28/2069, Ser. 2011-2, Class A2[b,k]	3,616,483
	BCAP, LLC Trust
2,364,620	1.732%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[b]	2,256,080
	Citigroup Mortgage Loan Trust, Inc.
684,968	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	682,359
	CitiMortgage Alternative Loan Trust
2,215,465	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	2,090,468
	COLT Mortgage Loan Trust
1,697,902	2.800%, 12/26/2046, Ser. 2016-3, Class A1*,b	1,697,284
4,590,703	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,k	4,598,268
	Countrywide Alternative Loan Trust
1,404,101	3.376%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	1,239,364
1,003,676	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	843,220
418,561	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	406,804
2,675,357	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	2,231,132
2,652,139	7.000%, 10/25/2037, Ser. 2007-24, Class A10	1,635,026
	Countrywide Home Loans, Inc.
760,573	5.750%, 4/25/2037, Ser. 2007-3, Class A27	659,600
	Deutsche Alt-A Securities Mortgage Loan Trust
576,345	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	523,835
	Federal Home Loan Mortgage Corporation
5,877,445	4.000%, 7/15/2031, Ser.- 4104, Class KIm	649,976
3,642,850	3.000%, 2/15/2033, Ser. 4170, Class IGm	419,024
	Federal National Mortgage Association
7,066,714	3.500%, 1/25/2033, Ser. 2012-150, Class YIm	910,570
	First Horizon Alternative Mortgage Securities Trust
1,883,803	6.000%, (LIBOR 1M + 1.000%), 8/25/2036, Ser. 2006-FA4, Class 1A4[b]	1,560,035
	Impac Secured Assets Trust
5,612,366	1.792%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	4,654,326
	IndyMac INDX Mortgage Loan Trust
2,677,495	2.192%, (LIBOR 1M + 0.640%), 7/25/2045, Ser. 2005-16IP, Class A1[b]	2,578,222
	J.P. Morgan Alternative Loan Trust
1,422,016	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	1,265,379
	J.P. Morgan Mortgage Trust
442,760	3.715%, 6/25/2036, Ser. 2006-A4, Class 1A2[b]	420,931
189,039	3.588%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	174,761
2,704,631	1.932%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	1,635,501
3,117,753	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	2,068,585
	MASTR Alternative Loans Trust
579,988	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	585,593
1,704,340	2.002%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	835,522
	Merrill Lynch Alternative Note Asset Trust
600,037	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	503,115
	Preston Ridge Partners Mortgage Trust, LLC
6,878,267	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,l	6,857,671
	Pretium Mortgage Credit Partners, LLC
2,459,538	3.500%, 4/29/2032, Ser. 2017-NPL1, Class A1*,l	2,463,359
3,269,049	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[k,l]	3,265,458
	Residential Accredit Loans, Inc. Trust
2,614,344	2.302%, (LIBOR 1M + 0.750%), 6/25/2035, Ser. 2005-QS7, Class A3[b]	2,149,366
	Residential Asset Securitization Trust
3,265,482	1.932%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	822,835
	Sequoia Mortgage Trust
2,272,594	3.559%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	1,887,696
	Sunset Mortgage Loan Company, LLC
858,558	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,l	858,519
4,619,450	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,l	4,600,235
1,905,017	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,l	1,905,594
	Towd Point Mortgage Trust
3,207,705	2.750%, 10/25/2056, Ser. 2017-1, Class A1[b,k]	3,203,232

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Collateralized Mortgage Obligations (0.9%) - continued
$2,531,423	2.152%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,k]	$2,534,513
	Verus Securitization Trust
3,449,504	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*	3,450,851
	WaMu Mortgage Pass Through Certificates
199,988	3.235%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	193,669
727,732	3.287%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	707,576
2,522,777	2.673%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	2,319,801
4,446,269	2.023%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	4,018,293
	Washington Mutual Mortgage Pass Through Certificates Trust
2,613,339	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	2,114,333

	Total	93,428,842

Commercial Mortgage-Backed Securities (1.0%)
	Commercial Mortgage Trust
1,200,000	3.039%, 11/12/2046, Ser. 2013-CR13, Class A2	1,209,122
	CSAIL Commercial Mortgage Trust
5,900,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	6,041,520
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
3,564,031	2.776%, 3/25/2023, Ser. K724, Class A1	3,608,339
11,700,000	3.002%, 1/25/2024, Ser. K725, Class A2	11,956,568
5,500,000	3.430%, 1/25/2027, Ser. K063, Class A2[b]	5,748,471
	Federal National Mortgage Association - ACES
3,860,611	2.417%, 9/25/2026, Ser. 2017-M1, Class A1[b]	3,829,285
3,825,000	2.486%, 12/25/2026, Ser. 2017-M3, Class A2[b]	3,714,621
5,750,000	2.784%, 2/25/2027, Ser. 2017-M2, Class A2[b]	5,720,794
7,250,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	7,287,238
	Federal National Mortgage Association Grantor Trust
7,573,378	2.898%, 6/25/2027, Ser. 2017-T1, Class A	7,518,567
	GS Mortgage Securities Trust
3,800,000	3.801%, 1/10/2047, Ser. 2015-23A, Class AR	3,978,432
6,600,000	3.666%, 9/10/2047, Ser. 2104-GC24, Class A4	6,895,052
2,000,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	2,021,600
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,396,604	3.507%, 5/15/2045, Ser. 2012-C6, Class A3	2,472,618
	JPMBB Commercial Mortgage Securities Trust
4,500,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	4,577,655
	SCG Trust
1,150,000	3.127%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Ab,k	1,149,290
	UBS Commercial Mortgage Trust
5,592,596	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	5,736,564
	Wells Fargo Commercial Mortgage Trust
4,000,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	4,150,270
3,750,000	3.839%, 9/15/2058, Ser. 2015-LC22, Class A4	3,946,719
	WFRBS Commercial Mortgage Trust
2,000,000	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	2,013,085

	Total	93,575,810

Communications Services (1.2%)
	21st Century Fox America, Inc.
1,620,000	6.900%, 3/1/2019	1,704,977
	Altice Financing SA
2,400,000	6.625%, 2/15/2023[k]	2,513,040
	AMC Networks, Inc.
2,295,000	5.000%, 4/1/2024	2,323,688
	America Movil SAB de CV
1,039,000	5.000%, 10/16/2019	1,085,724
	American Tower Corporation
1,930,000	3.300%, 2/15/2021	1,965,215
	AT&T, Inc.
707,000	5.875%, 10/1/2019	748,984
615,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b]	622,339
1,115,000	3.800%, 3/1/2024	1,141,650
2,618,000	3.900%, 8/14/2027	2,634,738
1,280,000	4.100%, 2/15/2028[k]	1,283,854
1,037,000	4.300%, 2/15/2030[k]	1,036,760
1,475,000	5.250%, 3/1/2037	1,558,951
4,260,000	4.900%, 8/14/2037	4,319,547
1,140,000	6.350%, 3/15/2040	1,346,687
1,300,000	5.550%, 8/15/2041	1,411,789
772,000	4.750%, 5/15/2046	754,408
	British Sky Broadcasting Group plc
1,130,000	2.625%, 9/16/2019[k]	1,132,079
1,450,000	3.125%, 11/26/2022[k]	1,458,206
	CCO Holdings, LLC
3,100,000	5.875%, 4/1/2024[k]	3,231,750
	CCOH Safari, LLC
1,300,000	5.750%, 2/15/2026[k]	1,350,375
	CenturyLink, Inc.
2,315,000	6.450%, 6/15/2021	2,338,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Communications Services (1.2%) - continued
	Charter Communications Operating, LLC
$780,000	6.834%, 10/23/2055	$937,425
920,000	3.579%, 7/23/2020	937,090
3,400,000	4.908%, 7/23/2025	3,614,013
	Clear Channel Worldwide Holdings, Inc.
2,920,000	6.500%, 11/15/2022	2,967,450
	Comcast Corporation
1,225,000	2.750%, 3/1/2023	1,230,652
3,265,000	4.400%, 8/15/2035	3,567,179
539,000	4.650%, 7/15/2042	606,207
755,000	4.750%, 3/1/2044	865,054
	Cox Communications, Inc.
1,815,000	3.350%, 9/15/2026[k]	1,773,212
748,000	4.600%, 8/15/2047[k]	754,271
	Crown Castle International Corporation
1,774,000	3.400%, 2/15/2021	1,811,518
2,423,000	5.250%, 1/15/2023	2,652,692
1,496,000	3.200%, 9/1/2024	1,480,152
	CSC Holdings, LLC
330,000	5.500%, 4/15/2027[k]	336,600
	Digicel, Ltd.
3,875,000	6.000%, 4/15/2021*	3,813,930
	Discovery Communications, LLC
1,850,000	4.900%, 3/11/2026	1,973,111
2,940,000	5.000%, 9/20/2037	3,044,012
	Gray Television, Inc.
2,535,000	5.875%, 7/15/2026[k]	2,598,375
	Level 3 Communications, Inc.
3,020,000	5.375%, 1/15/2024	3,016,225
	Level 3 Financing, Inc.
995,000	5.375%, 5/1/2025	993,756
	Moody’s Corporation
1,045,000	2.750%, 12/15/2021	1,046,194
	Neptune Finco Corporation
2,517,000	10.875%, 10/15/2025[k]	2,988,938
	Netflix, Inc.
2,580,000	4.875%, 4/15/2028[k]	2,528,400
	Nexstar Escrow Corporation
2,510,000	5.625%, 8/1/2024[k]	2,591,575
	Omnicom Group, Inc.
750,000	3.600%, 4/15/2026	758,565
	S&P Global, Inc.
1,544,000	3.300%, 8/14/2020	1,572,618
	SES Global Americas Holdings GP
1,035,000	2.500%, 3/25/2019[k]	1,031,132
	SFR Group SA
3,480,000	6.000%, 5/15/2022[k]	3,523,500
	Sprint Communications, Inc.
2,025,000	6.000%, 11/15/2022	2,025,000
	Sprint Corporation
1,400,000	7.625%, 2/15/2025	1,466,500
	Telefonica Emisiones SAU
1,110,000	3.192%, 4/27/2018	1,113,942
	Time Warner Entertainment Company, LP
1,691,000	8.375%, 3/15/2023	2,052,823
	T-Mobile USA, Inc.
3,570,000	6.125%, 1/15/2022	3,682,455
	Verizon Communications, Inc.
3,489,000	5.150%, 9/15/2023	3,881,422
2,555,000	3.376%, 2/15/2025[k]	2,564,057
1,165,000	4.272%, 1/15/2036	1,158,140
2,992,000	4.862%, 8/21/2046	3,113,823
2,530,000	4.522%, 9/15/2048	2,488,886
	Viacom, Inc.
1,090,000	3.875%, 12/15/2021	1,111,680
735,000	4.250%, 9/1/2023	750,314
1,427,000	6.875%, 4/30/2036	1,618,178
1,140,000	5.850%, 9/1/2043	1,178,704
	Virgin Media Secured Finance plc
2,565,000	5.250%, 1/15/2026[k]	2,590,650
	Windstream Services, LLC
1,815,000	8.625%, 10/31/2025[k]	1,746,938

	Total	123,520,269

Consumer Cyclical (0.8%)
	Amazon.com, Inc.
935,000	3.150%, 8/22/2027[k]	936,131
1,870,000	3.875%, 8/22/2037[k]	1,982,750
1,122,000	4.050%, 8/22/2047[k]	1,208,021
	American Honda Finance Corporation
1,455,000	2.000%, 2/14/2020	1,447,465
	Aptiv plc
1,930,000	3.150%, 11/19/2020	1,959,667
	Automatic Data Processing, Inc.
500,000	3.375%, 9/15/2025	515,951
	Cinemark USA, Inc.
3,525,000	4.875%, 6/1/2023	3,569,062
	CVS Health Corporation
400,000	2.250%, 8/12/2019	398,750
4,560,000	4.875%, 7/20/2035	5,044,460
1,900,000	5.125%, 7/20/2045	2,175,712
	D.R. Horton, Inc.
1,515,000	2.550%, 12/1/2020	1,512,622
	Daimler Finance North America, LLC
1,520,000	1.998%, (LIBOR 3M + 0.620%), 10/30/2019[b,k]	1,527,252
	Delphi Jersey Holdings plc
2,400,000	5.000%, 10/1/2025[k]	2,430,000
	Ford Motor Credit Company, LLC
1,470,000	2.551%, 10/5/2018	1,474,262
1,525,000	2.943%, 1/8/2019	1,534,511
1,395,000	2.262%, 3/28/2019	1,392,796
760,000	2.459%, 3/27/2020	757,514
570,000	3.200%, 1/15/2021	577,927
1,185,000	2.956%, (LIBOR 3M + 1.270%), 3/28/2022[b]	1,204,714
	General Motors Financial Company, Inc.
615,000	2.289%, (LIBOR 3M + 0.930%), 4/13/2020[b]	621,152
1,156,000	3.700%, 11/24/2020	1,186,644
772,000	4.200%, 3/1/2021	802,774
1,635,000	3.150%, 6/30/2022	1,633,521
760,000	3.950%, 4/13/2024	782,251
1,630,000	4.300%, 7/13/2025	1,698,218
	Home Depot, Inc.
1,720,000	3.000%, 4/1/2026	1,721,799
1,755,000	5.400%, 9/15/2040	2,233,445

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Consumer Cyclical (0.8%) - continued
$1,140,000	4.250%, 4/1/2046	$1,271,952
1,870,000	3.900%, 6/15/2047	1,970,177
	Hyundai Capital America
639,000	2.400%, 10/30/2018[k]	638,379
1,550,000	2.550%, 4/3/2020[k]	1,537,260
1,158,000	3.000%, 10/30/2020[k]	1,155,993
	Jaguar Land Rover Automotive plc
1,270,000	4.125%, 12/15/2018[k]	1,284,287
1,100,000	5.625%, 2/1/2023[k]	1,126,125
	KB Home
1,815,000	4.750%, 5/15/2019	1,846,763
	L Brands, Inc.
2,100,000	5.625%, 2/15/2022	2,239,125
	Landry’s, Inc.
2,195,000	6.750%, 10/15/2024[k]	2,233,413
	Lear Corporation
1,625,000	5.250%, 1/15/2025	1,734,803
	Lennar Corporation
1,445,000	4.875%, 12/15/2023	1,517,250
1,180,000	4.500%, 4/30/2024	1,209,854
	Live Nation Entertainment, Inc.
2,150,000	5.375%, 6/15/2022[k]	2,222,563
	McDonald’s Corporation
1,100,000	2.750%, 12/9/2020	1,111,330
1,520,000	2.625%, 1/15/2022	1,522,950
	MGM Resorts International
3,140,000	6.000%, 3/15/2023	3,391,200
	Navistar International Corporation
300,000	6.625%, 11/1/2025[k]	313,014
	New Red Finance, Inc.
2,420,000	4.250%, 5/15/2024[k]	2,413,950
	Nissan Motor Acceptance Corporation
1,089,000	2.150%, 9/28/2020[k]	1,079,921
	Prime Security Services Borrower, LLC
2,930,000	9.250%, 5/15/2023[k]	3,252,300
	Scientific Games International, Inc.
2,195,000	7.000%, 1/1/2022[k]	2,312,981
	Six Flags Entertainment Corporation
3,110,000	4.875%, 7/31/2024[k]	3,156,650
	Toll Brothers Finance Corporation
609,000	4.000%, 12/31/2018	618,896

	Total	83,490,507

Consumer Non-Cyclical (1.3%)
	Abbott Laboratories
1,880,000	2.900%, 11/30/2021	1,901,555
950,000	3.400%, 11/30/2023	966,283
2,980,000	4.750%, 11/30/2036	3,345,982
1,490,000	4.900%, 11/30/2046	1,706,745
	AbbVie, Inc.
2,650,000	2.500%, 5/14/2020	2,658,007
1,910,000	3.600%, 5/14/2025	1,963,173
1,930,000	4.450%, 5/14/2046	2,095,995
	Actavis Funding SCS
1,090,000	4.550%, 3/15/2035	1,152,645
	Altria Group, Inc.
760,000	2.850%, 8/9/2022	764,887
875,000	2.625%, 9/16/2026	845,811
	Amgen, Inc.
2,244,000	2.200%, 5/11/2020	2,231,458
772,000	2.700%, 5/1/2022	771,084
875,000	3.125%, 5/1/2025	878,379
4,350,000	3.200%, 11/2/2027	4,343,274
	Anheuser-Busch InBev Finance, Inc.
815,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	841,021
2,828,000	3.650%, 2/1/2026	2,917,704
3,040,000	4.700%, 2/1/2036	3,409,221
	Anheuser-Busch InBev Worldwide, Inc.
676,000	3.750%, 1/15/2022	706,462
	BAT Capital Corporation
748,000	2.297%, 8/14/2020[k]	743,835
1,122,000	3.222%, 8/15/2024[k]	1,121,702
1,100,000	3.557%, 8/15/2027[k]	1,101,100
1,496,000	4.540%, 8/15/2047[k]	1,573,711
	BAT International Finance plc
825,000	2.099%, (LIBOR 3M + 0.510%), 6/15/2018[b,k]	825,637
	Bayer U.S. Finance, LLC
1,140,000	3.375%, 10/8/2024[k]	1,159,636
	Becton, Dickinson and Company
1,594,000	3.734%, 12/15/2024	1,632,215
1,122,000	4.669%, 6/6/2047	1,213,695
	Boston Scientific Corporation
740,000	6.000%, 1/15/2020	789,829
1,025,000	3.850%, 5/15/2025	1,053,531
1,140,000	7.375%, 1/15/2040	1,573,378
	Bunge Limited Finance Corporation
960,000	8.500%, 6/15/2019	1,039,853
1,205,000	3.500%, 11/24/2020	1,230,047
	Cardinal Health, Inc.
748,000	3.079%, 6/15/2024	736,177
1,500,000	3.410%, 6/15/2027	1,467,836
	Celgene Corporation
3,035,000	2.875%, 8/15/2020	3,063,078
	Church & Dwight Company, Inc.
530,000	2.450%, 12/15/2019	531,504
	Clorox Company
2,175,000	3.100%, 10/1/2027	2,159,652
	EMD Finance, LLC
1,520,000	2.950%, 3/19/2022[k]	1,526,351
	Energizer Holdings, Inc.
2,749,000	5.500%, 6/15/2025[k]	2,863,221
	Envision Healthcare Corporation
3,165,000	5.125%, 7/1/2022[k]	3,070,050
	Express Scripts Holding Company
760,000	3.000%, 7/15/2023	754,599
	Forest Laboratories, LLC
392,000	4.875%, 2/15/2021[k]	414,907
	Gilead Sciences, Inc.
760,000	2.950%, 3/1/2027	747,273
	Grupo Bimbo SAB de CV
1,110,000	4.700%, 11/10/2047[k]	1,120,223
	H. J. Heinz Company
1,250,000	3.500%, 7/15/2022	1,278,282
	HCA, Inc.
1,430,000	5.250%, 6/15/2026	1,515,800
1,505,000	4.500%, 2/15/2027	1,512,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Consumer Non-Cyclical (1.3%) - continued
	Imperial Tobacco Finance plc
$1,765,000	2.950%, 7/21/2020[k]	$1,781,921
	JBS USA, LLC
2,220,000	5.750%, 6/15/2025[k]	2,136,750
	Johnson & Johnson
1,815,000	2.900%, 1/15/2028	1,817,129
	Kimberly-Clark Corporation
1,900,000	3.900%, 5/4/2047	2,009,891
	Kraft Foods Group, Inc.
1,544,000	5.000%, 6/4/2042	1,655,421
	Kroger Company
935,000	2.800%, 8/1/2022	931,484
	Laboratory Corporation of America Holdings
620,000	2.625%, 2/1/2020	621,599
	McKesson Corporation
825,000	4.883%, 3/15/2044	897,044
	Mead Johnson Nutrition Company
735,000	3.000%, 11/15/2020	745,954
	Medtronic, Inc.
5,820,000	4.375%, 3/15/2035	6,556,446
735,000	4.625%, 3/15/2045	855,535
	Merck & Company, Inc.
660,000	1.785%, (LIBOR 3M + 0.375%), 2/10/2020[b]	664,063
330,000	3.700%, 2/10/2045	344,173
	Molson Coors Brewing Company
1,330,000	2.250%, 3/15/2020	1,323,216
	Mondelez International Holdings Netherlands BV
1,570,000	2.000%, 10/28/2021[k]	1,527,227
	Mondelez International, Inc.
672,000	1.897%, (LIBOR 3M + 0.520%), 2/1/2019[b]	673,639
	Mylan NV
1,550,000	3.000%, 12/15/2018	1,558,278
450,000	3.150%, 6/15/2021	452,468
760,000	5.250%, 6/15/2046	832,036
	Newell Rubbermaid, Inc.
1,093,000	5.500%, 4/1/2046	1,302,048
	PepsiCo, Inc.
1,545,000	2.850%, 2/24/2026	1,532,308
	Post Holdings, Inc.
2,550,000	5.500%, 3/1/2025[k]	2,639,250
	Reynolds American, Inc.
2,338,000	5.700%, 8/15/2035	2,785,086
	Roche Holdings, Inc.
1,158,000	4.000%, 11/28/2044[k]	1,240,873
	Shire Acquisitions Investments Ireland Designated Activity Company
2,262,000	2.400%, 9/23/2021	2,226,158
	Simmons Foods, Inc.
2,450,000	5.750%, 11/1/2024[k]	2,428,563
	Smithfield Foods, Inc.
1,770,000	2.700%, 1/31/2020[k]	1,758,354
	Tenet Healthcare Corporation
3,090,000	8.125%, 4/1/2022	3,144,075
	Teva Pharmaceutical Finance Netherlands III BV
1,900,000	3.150%, 10/1/2026	1,568,303
	Thermo Fisher Scientific, Inc.
579,000	3.000%, 4/15/2023	582,486
	TreeHouse Foods, Inc.
970,000	4.875%, 3/15/2022	980,912
	Tyson Foods, Inc.
748,000	3.550%, 6/2/2027	765,703
	VRX Escrow Corporation
4,500,000	6.125%, 4/15/2025[k]	4,117,500
	Zoetis, Inc.
2,490,000	4.700%, 2/1/2043	2,781,353

	Total	128,556,579

Energy (1.2%)
	Anadarko Petroleum Corporation
2,255,000	4.850%, 3/15/2021	2,381,151
	Antero Resources Corporation
960,000	5.125%, 12/1/2022	979,200
1,500,000	5.625%, 6/1/2023	1,560,000
	BP Capital Markets plc
1,590,000	3.062%, 3/17/2022	1,619,223
2,285,000	3.535%, 11/4/2024	2,373,520
415,000	3.119%, 5/4/2026	419,341
2,550,000	3.279%, 9/19/2027	2,580,573
	Buckeye Partners, LP
1,182,000	2.650%, 11/15/2018	1,185,411
	Canadian Natural Resources, Ltd.
1,500,000	3.450%, 11/15/2021	1,534,114
750,000	6.250%, 3/15/2038	935,948
	Canadian Oil Sands, Ltd.
1,000,000	9.400%, 9/1/2021[k]	1,195,491
	Cenovus Energy, Inc.
1,475,000	3.800%, 9/15/2023	1,489,511
1,194,000	5.200%, 9/15/2043	1,210,858
	Cheniere Corpus Christi Holdings, LLC
2,245,000	5.875%, 3/31/2025	2,433,019
	Cheniere Energy Partners, LP
2,480,000	5.250%, 10/1/2025[k]	2,523,400
	Cimarex Energy Company
1,140,000	4.375%, 6/1/2024	1,209,502
	Columbia Pipeline Group, Inc.
1,480,000	2.450%, 6/1/2018	1,480,871
	Concho Resources, Inc.
995,000	4.375%, 1/15/2025	1,034,800
	ConocoPhillips
1,870,000	6.500%, 2/1/2039	2,615,044
	Continental Resources, Inc.
1,840,000	5.000%, 9/15/2022	1,867,600
	El Paso Pipeline Partners Operating Company, LLC
1,120,000	4.300%, 5/1/2024	1,165,868
	Enbridge, Inc.
1,285,000	2.900%, 7/15/2022	1,277,058
	Encana Corporation
343,000	3.900%, 11/15/2021	352,481
	Energy Transfer Equity, LP
1,470,000	5.500%, 6/1/2027	1,499,400
	Energy Transfer Partners, LP
1,520,000	4.650%, 6/1/2021	1,595,324
970,000	4.900%, 3/15/2035	958,904

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Energy (1.2%) - continued
	Energy Transfer, LP
$800,000	5.150%, 2/1/2043	$756,988
	EnLink Midstream Partners, LP
775,000	4.150%, 6/1/2025	782,907
569,000	4.850%, 7/15/2026	596,088
	Enterprise Products Operating, LLC
942,000	5.100%, 2/15/2045	1,073,970
	EQT Corporation
770,000	8.125%, 6/1/2019	829,191
425,000	4.875%, 11/15/2021	453,082
900,000	3.000%, 10/1/2022	890,290
726,000	3.900%, 10/1/2027	721,527
	Exxon Mobil Corporation
625,000	4.114%, 3/1/2046	697,479
	Hess Corporation
1,090,000	6.000%, 1/15/2040	1,203,663
	Kinder Morgan Energy Partners, LP
1,150,000	3.500%, 3/1/2021	1,169,608
	Magellan Midstream Partners, LP
1,070,000	5.000%, 3/1/2026	1,188,270
	Marathon Oil Corporation
1,140,000	2.700%, 6/1/2020	1,140,087
2,600,000	6.600%, 10/1/2037	3,255,451
	Marathon Petroleum Corporation
560,000	3.400%, 12/15/2020	572,163
1,496,000	6.500%, 3/1/2041	1,873,637
	MPLX, LP
2,244,000	4.875%, 6/1/2025	2,404,403
1,125,000	4.125%, 3/1/2027	1,151,954
	Newfield Exploration Company
2,780,000	5.625%, 7/1/2024	2,988,500
	Noble Energy, Inc.
970,000	5.625%, 5/1/2021	996,369
	ONEOK, Inc.
3,370,000	7.500%, 9/1/2023	4,010,536
1,110,000	4.000%, 7/13/2027	1,124,698
	Parsley Energy, LLC
1,045,000	5.625%, 10/15/2027[k]	1,068,513
	PBF Holding Company, LLC
1,870,000	7.250%, 6/15/2025	1,965,838
	Petrobras Global Finance BV
474,000	8.375%, 5/23/2021	540,597
1,870,000	6.250%, 3/17/2024	1,985,940
	Petroleos Mexicanos
2,240,000	6.000%, 3/5/2020	2,376,640
600,000	2.378%, 4/15/2025	596,998
1,000,000	6.750%, 9/21/2047	1,043,850
	Pioneer Natural Resources Company
750,000	4.450%, 1/15/2026	803,682
	Plains All American Pipeline, LP
1,690,000	5.000%, 2/1/2021	1,770,831
	Regency Energy Partners, LP
1,520,000	5.875%, 3/1/2022	1,661,570
1,470,000	5.000%, 10/1/2022	1,566,784
	Rowan Companies, Inc.
310,000	7.375%, 6/15/2025	316,587
	Sabine Pass Liquefaction, LLC
1,125,000	6.250%, 3/15/2022	1,251,575
1,300,000	5.625%, 4/15/2023	1,426,995
1,500,000	5.750%, 5/15/2024	1,666,903
1,430,000	5.625%, 3/1/2025	1,576,968
	Schlumberger Holdings Corporation
560,000	3.000%, 12/21/2020[k]	567,180
	Shell International Finance BV
615,000	1.863%, (LIBOR 3M + 0.450%), 5/11/2020[b]	620,627
	Southwestern Energy Company
2,580,000	7.500%, 4/1/2026	2,741,250
	SRC Energy, Inc.
2,155,000	6.250%, 12/1/2025[k]	2,203,488
	Suncor Energy, Inc.
990,000	3.600%, 12/1/2024	1,011,521
	Sunoco Logistics Partners Operations, LP
730,000	4.400%, 4/1/2021	759,078
	Targa Resources Partners, LP
975,000	5.250%, 5/1/2023	996,937
	Tesoro Corporation
2,244,000	4.750%, 12/15/2023[k]	2,412,082
	Weatherford International, Ltd.
2,630,000	8.250%, 6/15/2023	2,656,300
	Western Gas Partners, LP
1,496,000	4.000%, 7/1/2022	1,526,003
	Williams Companies, Inc.
1,815,000	7.500%, 1/15/2031	2,218,837
	Williams Partners, LP
950,000	4.000%, 11/15/2021	982,352
935,000	4.500%, 11/15/2023	988,683
1,385,000	3.750%, 6/15/2027	1,387,485
1,475,000	6.300%, 4/15/2040	1,812,852
	Woodside Finance, Ltd.
1,825,000	3.650%, 3/5/2025[k]	1,835,657
735,000	3.700%, 3/15/2028[k]	729,725
	WPX Energy, Inc.
1,005,000	7.500%, 8/1/2020	1,087,912

	Total	117,516,713

Financials (3.2%)
	ABN AMRO Bank NV
1,550,000	4.750%, 7/28/2025[k]	1,645,325
	ACE INA Holdings, Inc.
1,115,000	4.350%, 11/3/2045	1,257,776
	AerCap Ireland Capital Designated Activity Company
1,450,000	3.500%, 1/15/2025	1,436,965
	AerCap Ireland Capital, Ltd.
760,000	3.750%, 5/15/2019	771,962
760,000	4.625%, 10/30/2020	796,637
1,870,000	5.000%, 10/1/2021	1,993,185
760,000	4.625%, 7/1/2022	805,036
	Aetna, Inc.
1,500,000	2.800%, 6/15/2023	1,476,045
	Air Lease Corporation
800,000	2.125%, 1/15/2018	799,947
339,000	2.625%, 9/4/2018	339,998
1,870,000	3.375%, 1/15/2019	1,888,001
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	972,096
2,025,000	4.125%, 3/30/2020	2,065,500
	American Express Credit Corporation
945,000	2.150%, (LIBOR 3M + 0.550%), 3/18/2019[b]	948,724
2,280,000	1.875%, 5/3/2019	2,270,646

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Financials (3.2%) - continued
	American International Group, Inc.
$530,000	3.300%, 3/1/2021	$540,247
1,154,000	4.125%, 2/15/2024	1,219,078
2,245,000	3.750%, 7/10/2025	2,314,109
2,085,000	3.900%, 4/1/2026	2,161,617
	Anthem, Inc.
1,870,000	4.625%, 5/15/2042	2,035,683
	Aon plc
577,000	3.875%, 12/15/2025	603,133
	ASP AMC Merger Sub, Inc.
1,340,000	8.000%, 5/15/2025[k]	1,286,400
	Avalonbay Communities, Inc.
1,650,000	3.500%, 11/15/2025	1,691,656
	Banco Santander SA
2,800,000	6.375%, 5/19/2019[b,n]	2,862,188
	Bank of America Corporation
1,325,000	2.728%, (LIBOR 3M + 1.070%), 3/22/2018[b]	1,327,497
840,000	2.205%, (LIBOR 3M + 0.870%), 4/1/2019[b]	846,708
920,000	2.369%, 7/21/2021[b]	918,327
1,100,000	2.328%, 10/1/2021[b]	1,096,820
1,280,000	3.300%, 1/11/2023	1,309,255
1,490,000	2.881%, 4/24/2023[b]	1,492,007
1,520,000	4.000%, 4/1/2024	1,606,505
4,020,000	4.000%, 1/22/2025	4,181,311
1,825,000	3.093%, 10/1/2025[b]	1,820,395
1,125,000	3.500%, 4/19/2026	1,149,900
2,244,000	4.183%, 11/25/2027	2,342,694
1,550,000	3.824%, 1/20/2028[b]	1,602,824
1,908,000	5.875%, 2/7/2042	2,524,477
	Bank of New York Mellon Corporation
1,930,000	2.500%, 4/15/2021	1,934,165
	Bank of Nova Scotia
1,550,000	2.700%, 3/7/2022	1,549,804
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
530,000	2.850%, 9/8/2021[k]	532,367
	Barclays Bank plc
386,000	10.179%, 6/12/2021[k]	470,388
	Barclays plc
990,000	2.750%, 11/8/2019	992,128
2,280,000	3.684%, 1/10/2023	2,313,430
1,544,000	3.650%, 3/16/2025	1,541,247
	BB&T Corporation
560,000	2.074%, (LIBOR 3M + 0.715%), 1/15/2020[b]	565,043
	Berkshire Hathaway Energy Company
1,165,000	4.500%, 2/1/2045	1,301,224
	Berkshire Hathaway, Inc.
965,000	2.750%, 3/15/2023	971,167
	BPCE SA
975,000	3.000%, 5/22/2022[k]	974,460
2,541,000	3.500%, 10/23/2027[k]	2,500,321
	Capital One Financial Corporation
775,000	2.450%, 4/24/2019	776,749
1,309,000	2.500%, 5/12/2020	1,307,280
1,520,000	3.050%, 3/9/2022	1,530,472
	Capital One NA
1,850,000	2.350%, 1/31/2020	1,844,329
	CBOE Holdings, Inc.
825,000	1.950%, 6/28/2019	819,708
	Cigna Corporation
2,950,000	3.050%, 10/15/2027	2,896,700
	CIT Group, Inc.
2,970,000	5.000%, 8/15/2022	3,148,200
	Citigroup, Inc.
700,000	2.119%, (LIBOR 3M + 0.770%), 4/8/2019[b]	703,858
1,900,000	2.140%, (LIBOR 3M + 0.790%), 1/10/2020[b]	1,911,296
1,555,000	2.700%, 3/30/2021	1,559,576
1,675,000	2.750%, 4/25/2022	1,671,404
850,000	4.050%, 7/30/2022	884,568
2,515,000	4.400%, 6/10/2025	2,654,049
1,520,000	3.200%, 10/21/2026	1,507,702
2,244,000	3.668%, 7/24/2028[b]	2,275,977
1,140,000	4.125%, 7/25/2028	1,174,578
1,815,000	3.520%, 10/27/2028[b]	1,823,009
	Citizens Bank NA
1,865,000	2.300%, 12/3/2018	1,866,265
1,525,000	2.200%, 5/26/2020	1,514,265
	Commerzbank AG
1,850,000	8.125%, 9/19/2023[k]	2,211,975
	Commonwealth Bank of Australia
1,140,000	2.250%, 3/10/2020[k]	1,136,424
	Compass Bank
1,335,000	2.750%, 9/29/2019	1,338,554
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,975,000	3.950%, 11/9/2022	2,058,855
4,488,000	4.625%, 12/1/2023	4,810,163
	Credit Agricole SA
820,000	2.159%, (LIBOR 3M + 0.800%), 4/15/2019[b,k]	825,948
1,200,000	3.375%, 1/10/2022[k]	1,218,581
	Credit Suisse AG
772,000	5.400%, 1/14/2020	814,843
	Credit Suisse Group AG
1,800,000	2.997%, 12/14/2023[b,k]	1,778,611
	Credit Suisse Group Funding, Ltd.
4,216,000	2.750%, 3/26/2020	4,232,191
1,036,000	3.125%, 12/10/2020	1,049,100
1,544,000	3.750%, 3/26/2025	1,575,113
	DDR Corporation
1,585,000	4.625%, 7/15/2022	1,670,922
	Deutsche Bank AG
2,050,000	2.700%, 7/13/2020	2,039,826
2,300,000	3.375%, 5/12/2021	2,320,991
950,000	4.250%, 10/14/2021	990,775
	Digital Realty Trust LP
1,500,000	3.400%, 10/1/2020	1,529,521
	Discover Bank
1,750,000	8.700%, 11/18/2019	1,924,038
	Duke Realty, LP
330,000	3.875%, 2/15/2021	341,025
960,000	4.375%, 6/15/2022	1,017,215
	ERP Operating, LP
337,000	3.375%, 6/1/2025	343,568
	European Investment Bank
1,215,000	1.875%, 3/15/2019	1,213,477
	Fifth Third Bancorp
740,000	2.875%, 7/27/2020	747,773
530,000	2.875%, 10/1/2021	535,145
1,200,000	2.600%, 6/15/2022	1,192,864

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Financials (3.2%) - continued
	Five Corners Funding Trust
$1,870,000	4.419%, 11/15/2023[k]	$2,003,628
	GE Capital International Funding Company
5,430,000	4.418%, 11/15/2035	5,872,554
	Goldman Sachs Group, Inc.
840,000	2.578%, (LIBOR 3M + 1.200%), 4/30/2018[b]	842,503
620,000	2.516%, (LIBOR 3M + 1.100%), 11/15/2018[b]	623,836
3,970,000	5.375%, 3/15/2020	4,209,277
780,000	2.523%, (LIBOR 3M + 1.160%), 4/23/2020[b]	792,018
2,600,000	5.375%, 5/10/2020[b,n]	2,664,610
4,613,000	5.250%, 7/27/2021	4,999,026
1,496,000	2.908%, 6/5/2023[b]	1,485,865
2,915,000	3.272%, 9/29/2025[b]	2,902,590
2,600,000	3.691%, 6/5/2028[b]	2,636,823
1,260,000	4.750%, 10/21/2045	1,442,057
	Hartford Financial Services Group, Inc.
3,160,000	5.125%, 4/15/2022	3,448,021
	HBOS plc
1,932,000	6.750%, 5/21/2018[k]	1,964,750
	HCP, Inc.
2,430,000	4.000%, 12/1/2022	2,544,082
660,000	3.400%, 2/1/2025	654,024
	HSBC Bank plc
1,765,000	2.056%, (LIBOR 3M + 0.640%), 5/15/2018[b,k]	1,767,922
	HSBC Holdings plc
2,675,000	3.400%, 3/8/2021	2,733,858
1,475,000	6.875%, 6/1/2021[b,n]	1,589,312
1,225,000	2.650%, 1/5/2022	1,216,728
1,170,000	3.600%, 5/25/2023	1,203,584
1,460,000	3.900%, 5/25/2026	1,513,826
	Huntington National Bank
1,030,000	2.200%, 11/6/2018	1,030,910
	Icahn Enterprises, LP
1,045,000	6.750%, 2/1/2024	1,073,737
1,215,000	6.375%, 12/15/2025[k]	1,215,122
	ING Groep NV
1,125,000	3.150%, 3/29/2022	1,138,316
	International Lease Finance Corporation
375,000	4.625%, 4/15/2021	394,731
750,000	5.875%, 8/15/2022	830,797
	Intesa Sanpaolo SPA
925,000	3.125%, 7/14/2022[k]	918,212
	J.P. Morgan Chase & Company
1,215,000	6.300%, 4/23/2019	1,279,044
625,000	2.250%, 1/23/2020	624,548
1,615,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	1,624,082
900,000	2.295%, 8/15/2021	891,846
1,930,000	4.500%, 1/24/2022	2,064,966
1,158,000	3.200%, 1/25/2023	1,180,993
1,950,000	2.700%, 5/18/2023	1,936,921
825,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	846,360
1,320,000	3.625%, 5/13/2024	1,372,262
2,585,000	3.125%, 1/23/2025	2,598,672
1,250,000	3.300%, 4/1/2026	1,259,531
2,240,000	3.882%, 7/24/2038[b]	2,312,158
	KeyBank NA
1,225,000	2.350%, 3/8/2019	1,227,155
	KeyCorp
1,600,000	2.900%, 9/15/2020	1,614,860
	Kimco Realty Corporation
2,992,000	3.300%, 2/1/2025	2,967,967
	Kookmin Bank
1,225,000	1.625%, 8/1/2019[k]	1,201,970
	Liberty Mutual Group, Inc.
760,000	4.950%, 5/1/2022[k]	819,973
	Liberty Property, LP
2,210,000	3.750%, 4/1/2025	2,262,622
	Lincoln National Corporation
750,000	8.750%, 7/1/2019	818,812
	Lloyds Bank plc
885,000	2.120%, ( LIBOR 3M + 0.520%), 3/16/2018[b]	885,623
	Lloyds Banking Group plc
1,815,000	2.907%, 11/7/2023[b]	1,799,200
	MassMutual Global Funding
1,230,000	2.750%, 6/22/2024[k]	1,224,230
	MetLife, Inc.
1,300,000	4.050%, 3/1/2045	1,362,115
	Mitsubishi UFJ Financial Group, Inc.
1,200,000	2.190%, 9/13/2021	1,178,157
1,870,000	3.287%, 7/25/2027	1,860,894
	Morgan Stanley
2,625,000	6.625%, 4/1/2018	2,653,754
560,000	2.647%, ( LIBOR 3M + 1.280%), 4/25/2018[b]	561,829
760,000	5.550%, 7/15/2020[b,n]	789,450
945,000	2.500%, 4/21/2021	943,327
1,900,000	2.625%, 11/17/2021	1,891,130
905,000	2.543%, ( LIBOR 3M + 1.180%), 1/20/2022[b]	919,971
1,683,000	2.750%, 5/19/2022	1,676,612
670,000	4.875%, 11/1/2022	721,376
1,530,000	4.000%, 7/23/2025	1,601,604
1,925,000	4.350%, 9/8/2026	2,016,592
2,244,000	3.591%, 7/22/2028[b]	2,263,984
	MPT Operating Partnership, LP
2,200,000	6.375%, 3/1/2024	2,326,500
	Nasdaq, Inc.
900,000	3.850%, 6/30/2026	923,882
	National City Corporation
1,966,000	6.875%, 5/15/2019	2,084,245
	New York Life Global Funding
1,120,000	2.300%, 6/10/2022[k]	1,104,172
	Park Aerospace Holdings, Ltd.
1,155,000	5.500%, 2/15/2024[k]	1,146,337
	Prudential Financial, Inc.
530,000	2.350%, 8/15/2019	530,301
	Quicken Loans, Inc.
3,705,000	5.750%, 5/1/2025[k]	3,834,712
	Realty Income Corporation
1,475,000	4.125%, 10/15/2026	1,533,098
	Regions Bank
344,000	7.500%, 5/15/2018	350,888

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Financials (3.2%) - continued
	Regions Financial Corporation
$1,400,000	2.250%, 9/14/2018	$1,401,521
1,158,000	3.200%, 2/8/2021	1,178,116
	Reinsurance Group of America, Inc.
990,000	5.000%, 6/1/2021	1,058,506
	Reliance Standard Life Global Funding II
660,000	2.500%, 4/24/2019[k]	661,407
	Royal Bank of Scotland Group plc
1,870,000	8.625%, 8/15/2021[b,n]	2,106,087
1,000,000	3.875%, 9/12/2023	1,016,785
	Santander UK Group Holdings plc
1,351,000	2.875%, 10/16/2020	1,355,465
	Santander UK plc
608,000	3.050%, 8/23/2018	612,158
	Simon Property Group, LP
570,000	2.500%, 9/1/2020	572,027
1,400,000	2.750%, 2/1/2023	1,397,263
1,520,000	4.250%, 11/30/2046	1,600,546
	Skandinaviska Enskilda Banken AB
1,025,000	2.375%, 3/25/2019[k]	1,027,300
	Societe Generale SA
1,122,000	4.750%, 11/24/2025[k]	1,180,367
	Standard Chartered plc
2,479,000	2.100%, 8/19/2019[k]	2,463,036
	State Street Corporation
873,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	888,877
	Sumitomo Mitsui Financial Group, Inc.
1,280,000	2.784%, 7/12/2022	1,272,523
1,140,000	3.010%, 10/19/2026	1,109,380
	Sumitomo Mitsui Trust Bank, Ltd.
1,825,000	1.950%, 9/19/2019[k]	1,810,228
	SunTrust Banks, Inc.
1,500,000	2.250%, 1/31/2020	1,497,604
	Svenska Handelsbanken AB
1,190,000	2.090%, (LIBOR 3M + 0.490%), 6/17/2019[b]	1,195,777
	Synchrony Financial
1,870,000	3.000%, 8/15/2019	1,882,824
520,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	527,318
590,000	4.250%, 8/15/2024	611,620
	Toronto-Dominion Bank
560,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	570,567
	UBS Group Funding Jersey, Ltd.
1,870,000	3.000%, 4/15/2021[k]	1,882,948
1,158,000	4.125%, 9/24/2025[k]	1,214,972
	UBS Group Funding Switzerland AG
1,505,000	3.491%, 5/23/2023[k]	1,528,761
	UnitedHealth Group, Inc.
340,000	3.350%, 7/15/2022	351,049
1,815,000	2.950%, 10/15/2027	1,809,144
3,450,000	4.625%, 7/15/2035	4,015,026
	USB Realty Corporation
535,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,k,n]	482,169
	Ventas Realty, LP
1,550,000	3.100%, 1/15/2023	1,550,012
	Voya Financial, Inc.
542,000	2.900%, 2/15/2018	542,529
2,618,000	3.125%, 7/15/2024	2,593,869
	Wells Fargo & Company
780,000	2.058%, (LIBOR 3M + 0.680%), 1/30/2020[b]	786,452
1,550,000	2.550%, 12/7/2020	1,556,160
1,680,000	2.625%, 7/22/2022	1,670,746
1,550,000	3.069%, 1/24/2023	1,561,451
1,520,000	3.450%, 2/13/2023	1,548,729
1,320,000	3.000%, 2/19/2025	1,308,670
1,875,000	3.000%, 4/22/2026	1,839,069
1,475,000	3.000%, 10/23/2026	1,445,324
2,680,000	4.900%, 11/17/2045	3,030,493
	Welltower, Inc.
655,000	3.750%, 3/15/2023	678,655
2,535,000	4.000%, 6/1/2025	2,620,706

	Total	328,649,581

Foreign Government (0.1%)
	Argentina Government International Bond
1,110,000	7.500%, 4/22/2026	1,255,576
380,000	6.875%, 1/26/2027	415,150
	Export-Import Bank of Korea
765,000	2.250%, 1/21/2020	756,948
	Kommunalbanken AS
1,270,000	1.500%, 10/22/2019[k]	1,255,710
	Turkey Government International Bond
2,244,000	5.750%, 5/11/2047	2,187,900

	Total	5,871,284

Mortgage-Backed Securities (8.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
47,720,000	3.000%, 1/1/2033[e]	48,607,592
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
82,595,000	4.000%, 1/1/2048[e]	86,402,630
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,155,748	1.752%, (LIBOR 12M + 1.550%), 7/1/2043[b]	5,318,046
4,967,473	2.041%, (LIBOR 12M + 1.540%), 7/1/2043[b]	5,106,572
3,096,124	1.977%, (LIBOR 12M + 1.530%), 8/1/2043[b]	3,168,945
97,350,000	3.000%, 1/1/2048[e]	97,369,470
331,000,000	3.500%, 1/1/2048[e]	340,036,300
199,300,000	4.000%, 1/1/2048[e]	208,527,590
35,843,000	4.500%, 1/1/2048[e]	38,133,368
	U.S. Residential Opportunity Fund Trust
1,185,000	3.352%, 11/27/2037, Ser. 2017-1A, Class Ak	1,181,645

	Total	833,852,158

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Technology (0.8%)
	Amphenol Corporation
$511,000	2.550%, 1/30/2019	$512,707
	Apple, Inc.
615,000	1.713%, (LIBOR 3M + 0.300%), 5/6/2020[b]	617,382
925,000	3.000%, 2/9/2024	936,548
2,676,000	3.200%, 5/13/2025	2,729,358
1,500,000	3.200%, 5/11/2027	1,518,611
1,975,000	3.000%, 6/20/2027	1,965,744
2,905,000	3.000%, 11/13/2027	2,886,489
1,805,000	4.500%, 2/23/2036	2,067,612
1,154,000	4.650%, 2/23/2046	1,350,136
1,875,000	4.250%, 2/9/2047	2,081,569
2,570,000	3.750%, 9/12/2047	2,631,123
	Applied Materials, Inc.
736,000	3.300%, 4/1/2027	748,371
	Avnet, Inc.
1,100,000	3.750%, 12/1/2021	1,115,701
	Baidu, Inc.
1,650,000	3.000%, 6/30/2020	1,656,475
	Broadcom Corporation
3,270,000	3.500%, 1/15/2028[k]	3,116,367
	Cisco Systems, Inc.
825,000	1.981%, (LIBOR 3M + 0.500%), 3/1/2019[b]	829,020
	CommScope Technologies Finance, LLC
2,220,000	6.000%, 6/15/2025[k]	2,358,750
	Diamond 1 Finance Corporation
950,000	3.480%, 6/1/2019[k]	961,816
1,870,000	5.450%, 6/15/2023[k]	2,020,510
760,000	8.350%, 7/15/2046[k]	978,609
	Equinix, Inc.
2,695,000	5.750%, 1/1/2025	2,860,069
	Fidelity National Information Services, Inc.
1,560,000	2.850%, 10/15/2018	1,569,459
842,000	3.625%, 10/15/2020	865,072
	Harland Clarke Holdings Corporation
2,255,000	8.375%, 8/15/2022[k]	2,341,705
	Hewlett Packard Enterprise Company
760,000	2.850%, 10/5/2018	763,659
910,000	2.100%, 10/4/2019[k]	903,672
760,000	4.400%, 10/15/2022	798,587
	Intel Corporation
320,000	3.100%, 7/29/2022	329,126
925,000	3.700%, 7/29/2025	977,234
1,737,000	4.100%, 5/19/2046	1,913,607
	International Business Machines Corporation
1,544,000	4.700%, 2/19/2046	1,823,550
	Iron Mountain, Inc.
2,740,000	6.000%, 8/15/2023	2,863,300
	Microsoft Corporation
2,400,000	4.750%, 11/3/2055	2,967,323
2,400,000	4.200%, 11/3/2035	2,721,179
4,500,000	3.700%, 8/8/2046	4,686,699
1,850,000	4.250%, 2/6/2047	2,113,012
	NetApp, Inc.
1,200,000	2.000%, 9/27/2019	1,190,574
	NXP BV
1,830,000	3.875%, 9/1/2022[k]	1,850,587
	Oracle Corporation
565,000	2.500%, 5/15/2022	565,822
1,544,000	2.400%, 9/15/2023	1,524,444
3,565,000	2.950%, 5/15/2025	3,579,590
1,815,000	3.850%, 7/15/2036	1,916,607
	QUALCOMM, Inc.
1,158,000	3.000%, 5/20/2022	1,158,913
748,000	4.300%, 5/20/2047	752,848
	Seagate HDD Cayman
1,265,000	4.750%, 1/1/2025	1,241,997
	Sensata Technologies UK Financing Company plc
1,555,000	6.250%, 2/15/2026[k]	1,691,062
	Tyco Electronics Group SA
374,000	3.450%, 8/1/2024	384,396
748,000	3.125%, 8/15/2027	745,048
	VMware, Inc.
450,000	2.950%, 8/21/2022	448,683

	Total	80,630,722

Transportation (0.2%)
	Air Canada Pass Through Trust
453,021	3.875%, 3/15/2023[k]	458,684
	American Airlines Pass Through Trust
1,383,882	3.375%, 5/1/2027	1,382,415
	Avis Budget Car Rental, LLC
1,625,000	6.375%, 4/1/2024[k]	1,690,488
	Burlington Northern Santa Fe, LLC
1,120,000	5.750%, 5/1/2040	1,458,280
3,220,000	5.050%, 3/1/2041	3,881,523
1,175,000	4.450%, 3/15/2043	1,322,946
1,640,000	3.900%, 8/1/2046	1,738,811
	Continental Airlines, Inc.
626,705	4.150%, 4/11/2024	654,907
	CSX Corporation
532,000	3.700%, 11/1/2023	551,841
	Delta Air Lines, Inc.
221,185	4.950%, 5/23/2019	226,980
830,000	2.875%, 3/13/2020	835,526
	ERAC USA Finance, LLC
294,000	2.800%, 11/1/2018[k]	295,369
	J.B. Hunt Transport Services, Inc.
510,000	3.300%, 8/15/2022	516,554
	Southwest Airlines Company
1,075,000	2.750%, 11/6/2019	1,082,582
	XPO Logistics, Inc.
2,270,000	6.500%, 6/15/2022[k]	2,369,313

	Total	18,466,219

U.S. Government and Agencies (6.2%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	721,700
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	700,863
	U.S. Treasury Bonds
4,500,000	2.375%, 5/15/2027	4,485,792
8,750,000	2.250%, 8/15/2027	8,624,230
2,100,000	2.250%, 11/15/2027	2,069,718
4,750,000	5.250%, 11/15/2028	6,023,685
2,975,000	4.375%, 5/15/2040	3,832,423

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
U.S. Government and Agencies (6.2%) - continued
$69,326,000	2.500%, 5/15/2046	$65,871,499
10,500,000	2.750%, 8/15/2047	10,501,324
2,244,000	2.750%, 11/15/2047	2,245,156
	U.S. Treasury Bonds, TIPS
36,232,578	0.125%, 1/15/2023	35,966,124
137,404	2.375%, 1/15/2025	156,663
32,217,283	0.375%, 1/15/2027	32,007,295
31,431,205	0.375%, 7/15/2027	31,285,759
97,005	2.125%, 2/15/2040	126,384
1,037,058	0.750%, 2/15/2042	1,048,717
	U.S. Treasury Notes
14,000,000	0.750%, 2/15/2019	13,829,865
13,600,000	1.000%, 10/15/2019	13,391,394
93,170,000	1.500%, 10/31/2019[o,p]	92,518,266
56,935,000	1.750%, 11/30/2019	56,785,838
63,255,000	1.375%, 9/30/2020	62,285,411
5,000,000	1.375%, 5/31/2021	4,887,153
38,359,000	1.125%, 8/31/2021	37,052,896
38,000,000	1.875%, 7/31/2022	37,480,907
17,505,000	2.000%, 11/30/2022	17,343,209
1,520,000	1.375%, 9/30/2023	1,447,630
29,100,000	2.125%, 7/31/2024	28,747,736
48,185,000	2.250%, 11/15/2024	47,924,969
12,900,000	2.125%, 11/30/2024	12,727,585
	U.S. Treasury Notes, TIPS
4,475,268	0.125%, 4/15/2021	4,458,061

	Total	636,548,252

Utilities (0.9%)
	American Electric Power Company, Inc.
2,552,000	2.950%, 12/15/2022	2,587,975
	Appalachian Power Company
750,000	3.300%, 6/1/2027	752,070
	Arizona Public Service Company
675,000	2.200%, 1/15/2020	672,976
	Atmos Energy Corporation
785,000	3.000%, 6/15/2027	780,835
	Berkshire Hathaway Energy Company
455,000	2.400%, 2/1/2020	457,101
	Calpine Corporation
1,235,000	5.375%, 1/15/2023	1,202,581
	CMS Energy Corporation
1,140,000	2.950%, 2/15/2027	1,099,904
1,140,000	3.450%, 8/15/2027	1,149,741
	Commonwealth Edison Company
1,300,000	3.700%, 3/1/2045	1,322,275
650,000	4.350%, 11/15/2045	728,491
	Consolidated Edison Company of New York, Inc.
579,000	4.500%, 12/1/2045	665,289
	Consolidated Edison, Inc.
772,000	2.000%, 5/15/2021	760,132
	Dominion Energy, Inc.
1,495,000	2.962%, 7/1/2019	1,506,433
1,496,000	2.579%, 7/1/2020	1,496,528
	DTE Electric Company
965,000	3.700%, 3/15/2045	993,400
1,225,000	3.700%, 6/1/2046	1,265,009
	DTE Energy Company
265,000	2.400%, 12/1/2019	264,653
	Duke Energy Carolinas, LLC
2,540,000	3.700%, 12/1/2047	2,613,926
	Duke Energy Corporation
1,073,000	2.100%, 6/15/2018	1,073,295
1,520,000	3.750%, 9/1/2046	1,501,689
	Duke Energy Florida, LLC
1,030,000	3.200%, 1/15/2027	1,042,477
	Duke Energy Indiana, LLC
1,550,000	3.750%, 5/15/2046	1,588,390
	Dynegy, Inc.
2,665,000	7.375%, 11/1/2022	2,811,575
	Edison International
1,520,000	2.950%, 3/15/2023	1,522,149
	Emera U.S. Finance, LP
1,175,000	2.150%, 6/15/2019	1,170,322
1,160,000	4.750%, 6/15/2046	1,268,867
	Enbridge Energy Partners, LP
1,840,000	5.875%, 10/15/2025	2,083,556
	Exelon Corporation
825,000	5.100%, 6/15/2045	972,929
1,158,000	4.450%, 4/15/2046	1,257,279
	Exelon Generation Company, LLC
1,077,000	5.200%, 10/1/2019	1,127,942
1,385,000	2.950%, 1/15/2020	1,399,071
	FirstEnergy Corporation
460,000	2.850%, 7/15/2022	455,759
2,645,000	4.850%, 7/15/2047	2,949,122
	ITC Holdings Corporation
294,000	4.050%, 7/1/2023	308,441
760,000	5.300%, 7/1/2043	916,152
	Kinder Morgan Energy Partners, LP
1,870,000	6.500%, 9/1/2039	2,205,449
	MidAmerican Energy Holdings Company
2,316,000	6.500%, 9/15/2037	3,245,806
	Monongahela Power Company
990,000	5.400%, 12/15/2043[k]	1,231,494
	National Rural Utilities Cooperative Finance Corporation
1,500,000	2.300%, 11/1/2020	1,498,453
	NextEra Energy Capital Holdings, Inc.
965,000	2.300%, 4/1/2019	964,400
	NiSource Finance Corporation
748,000	3.490%, 5/15/2027	761,128
2,200,000	5.650%, 2/1/2045	2,752,563
	Northern States Power Company
1,670,000	4.125%, 5/15/2044	1,819,880
	NRG Energy, Inc.
1,150,000	7.250%, 5/15/2026	1,252,051
	Oncor Electric Delivery Company, LLC
2,992,000	3.750%, 4/1/2045	3,083,463
	Pacific Gas and Electric Company
1,850,000	3.300%, 3/15/2027	1,835,446
1,158,000	4.250%, 3/15/2046	1,214,266
	PG&E Corporation
485,000	2.400%, 3/1/2019	485,255
	PPL Capital Funding, Inc.
508,000	3.500%, 12/1/2022	522,230
748,000	3.400%, 6/1/2023	762,992
1,900,000	5.000%, 3/15/2044	2,199,653

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Utilities (0.9%) - continued
	PPL Electric Utilities Corporation
$1,122,000	3.950%, 6/1/2047	$1,211,533
	Public Service Electric & Gas Company
1,900,000	3.000%, 5/15/2027	1,888,441
	Sempra Energy
1,640,000	6.150%, 6/15/2018	1,670,454
630,000	2.400%, 3/15/2020	629,601
	Southern California Edison Company
375,000	2.400%, 2/1/2022	372,262
1,500,000	4.000%, 4/1/2047	1,609,539
	Southern Company
1,550,000	1.850%, 7/1/2019	1,540,477
1,500,000	2.950%, 7/1/2023	1,500,503
1,870,000	3.250%, 7/1/2026	1,833,456
1,550,000	4.400%, 7/1/2046	1,649,201
	Southern Company Gas Capital Corporation
1,870,000	4.400%, 5/30/2047	2,001,575
	Southwestern Electric Power Company
620,000	3.900%, 4/1/2045	635,504
	Tallgrass Energy Partners, LP
3,300,000	5.500%, 1/15/2028[k]	3,340,260
	Tesoro Logistics, LP
2,460,000	5.250%, 1/15/2025	2,587,182
	Xcel Energy, Inc.
2,250,000	3.350%, 12/1/2026	2,277,167

	Total	94,350,018

	Total Long-Term Fixed Income (cost $2,875,019,857)	2,900,435,281

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
11,447	Henkel AG & Company KGaA, 1.620%	1,511,635

	Total	1,511,635

Energy (<0.1%)
25,286	Alpha Natural Resources, Inc., 0.000%[i]	581,578
25,286	ANR Holdings, Inc., 0.000%[i]	158,037

	Total	739,615

	Total Preferred Stock (cost $1,668,046)	2,251,250

	Collateral Held for Securities Loaned (0.2%)
21,084,029	Thrivent Cash Management Trust	21,084,029

	Total Collateral Held for Securities Loaned (cost $21,084,029)	21,084,029

Shares or Principal Amount	Short-Term Investments (9.8%)
	Federal Home Loan Bank Discount Notes
6,950,000	0.020%, 1/10/2018[o,q]	6,948,005
6,500,000	1.090%, 1/12/2018[o,q]	6,497,673
2,300,000	1.096%, 1/17/2018[o,q]	2,298,762
700,000	1.285%, 1/31/2018[o,q]	699,273
5,700,000	1.290%, 2/2/2018[o,q]	5,693,519
5,000,000	1.250%, 2/6/2018[o,q]	4,993,585
23,700,000	1.233%, 2/7/2018[o,q]	23,668,716
400,000	1.254%, 2/9/2018[o,q]	399,443
11,900,000	1.278%, 2/14/2018[o,q]	11,881,234
560,000	1.280%, 2/15/2018[o,q]	559,097
1,000,000	1.292%, 2/16/2018[o,q]	998,350
	Thrivent Core Short-Term Reserve Fund
93,213,969	1.510%	932,139,691
	U.S. Treasury Bills
600,000	1.250%, 3/8/2018[p,q]	598,599
510,000	1.329%, 3/15/2018[p,q]	508,679
645,000	1.324%, 3/22/2018[p,q]	643,082

	Total Short-Term Investments (cost $998,529,577)	998,527,708

	Total Investments (cost $9,541,651,901) 108.1%	$11,025,267,383

	Other Assets and Liabilities, Net (8.1%)	(829,640,889)

	Total Net Assets 100.0%	$10,195,626,494

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Non-income producing security.
j	All or a portion of the security is on loan.
k	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $296,583,775 or 2.9% of total net assets.
l	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
m	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
n	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
o	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

p	At December 31, 2017, $1,334,977 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
q	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderate Allocation Portfolio as of December 31, 2017 was $114,903,895 or 1.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$3,275,000
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	990,875
Apidos CLO XVIII, 7/22/2026	4/4/2017	3,200,000
Ares XXXII CLO, Ltd., 11/15/2025	2/3/2017	2,750,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	1,400,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	1,260,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	1,400,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	2,350,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	1,400,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	830,847
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	1,400,000
COLT Mortgage Loan Trust, 12/26/2046	12/14/2016	1,699,302
Digicel, Ltd., 4/15/2021	8/18/2014	3,750,980
DRB Prime Student Loan Trust, 7/25/2031	9/23/2015	705,923
DRB Prime Student Loan Trust, 10/27/2031	9/30/2016	744,227
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	2,683,787
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	1,400,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	48,710
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	4,500,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	1,325,000
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	3,683,000
Golub Capital Partners, Ltd.	12/11/2017	2,500,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	4,500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,575,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	4,425,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	4,513,280
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	209,531
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	2,100,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	850,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	4,500,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,250,000
OHA Loan Funding, LLC, 10/20/2026	3/9/2017	4,500,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	1,300,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	6,877,602
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	1,660,466
Pretium Mortgage Credit Partners, LLC, 4/29/2032	3/31/2017	2,459,538
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	3,000,000
Shackleton, Ltd., 4/15/2027	12/16/2016	4,500,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	1,913,349
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	1,905,017
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	4,619,450
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	858,558
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	480,289
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	4,500,000
Verus Securitization Trust, 7/25/2047	7/24/2017	3,449,290
Voya CLO 2014-3, Ltd., 7/25/2026	12/13/2017	1,400,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Portfolio as of December 31, 2017:

Securities Lending Transactions

Common Stock	$20,507,452

Total lending	$20,507,452
Gross amount payable upon return of collateral for securities loaned	$21,084,029

Net amounts due to counterparty	$576,577

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (0.8%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$ 373,120	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$375,546
	Big River Steel, LLC, Term Loan
384,038	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	386,918
	Chemours Company, Term Loan
500,384	4.070%, (LIBOR 1M + 2.500%), 5/12/2022[b]	503,926
	Contura Energy, Inc., Term Loan
662,737	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	652,796
	Peabody Energy Corporation, Term Loan
100,938	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	102,231
	Tronox Finance, LLC, Term Loan
606,977	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	610,443
263,023	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	264,525

	Total	2,896,385

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
369,052	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	369,713
	Berry Plastics Corporation, Term Loan
572,118	3.682%, (LIBOR 1M + 2.250%), 1/19/2024[b]	574,263
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,074,922	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	1,073,127
	Sterigenics-Nordion Holdings, LLC, Term Loan
878,362	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	877,633

	Total	2,894,736

Communications Services (0.3%)
	Altice Financing SA, Term Loan
343,275	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	335,795
	Cengage Learning Acquisitions, Term Loan
458,836	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	437,041
	CenturyLink, Inc., Term Loan
795,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[b]	765,935
	Charter Communications Operating, LLC, Term Loan
755,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[b,d,e]	755,272
	Coral-US Co-Borrower, LLC, Term Loan
1,580,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	1,580,743
	Frontier Communications Corporation, Term Loan
$706,450	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	676,426
	Hargray Merger Subsidiary Corporation, Term Loan
273,625	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	274,035
	IMG Worldwide, Inc., Term Loan
266,667	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	266,667
	Intelsat Jackson Holdings SA, Term Loan
605,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023[b,d,e]	591,817
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,765,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	2,675,137
170,000	8.109%, (LIBOR 3M + 3.750%), 7/7/2023[b,c]	154,700
	McGraw-Hill Global Education Holdings, LLC, Term Loan
792,925	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	790,285
	Mediacom Illinois, LLC, Term Loan
699,712	3.740%, (LIBOR 1W + 2.250%), 2/15/2024[b]	701,903
	NEP/NCP Holdco, Inc., Term Loan
828,689	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	829,725
49,499	8.432%, (LIBOR 1M + 7.000%), 1/23/2023[b]	49,685
	New LightSquared, Term Loan
199,439	20.531%,PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	184,730
	Raycom TV Broadcasting, LLC, Term Loan
259,350	4.319%, (LIBOR 1M + 2.750%), 8/18/2024[b]	261,295
	SBA Senior Finance II, LLC, Term Loan
526,500	3.820%, (LIBOR 1M + 2.250%), 6/10/2022[b]	527,595
	SFR Group SA, Term Loan
308,450	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	294,107
	Sinclair Television Group, Inc., Term Loan
1,310,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	1,307,550
	Sprint Communications, Inc., Term Loan
1,369,650	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,368,623
	Syniverse Holdings, Inc., Term Loan
683,347	4.569%, (LIBOR 1M + 3.000%), 4/23/2019[b]	670,821
	TNS, Inc., Term Loan
268,941	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	269,220

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (0.8%)[a]	Value
Communications Services (0.3%) - continued
	Univision Communications, Inc., Term Loan
$963,447	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	$959,700
	WideOpenWest Finance, LLC, Term Loan
521,693	4.751%, (LIBOR 1M + 3.250%), 8/6/2023[b]	516,314

	Total	17,245,121

Consumer Cyclical (0.1%)
	Amaya Holdings BV, Term Loan
1,345,275	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	1,352,002
	Ceridian HCM Holding, Inc., Term Loan
326,788	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	327,468
	Four Seasons Hotels, Ltd., Term Loan
585,564	4.069%, (LIBOR 1M + 2.500%), 11/30/2023[b]	588,585
	Golden Entertainment, Inc., Term Loan
970,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[b]	970,805
155,000	8.510%, (LIBOR 1M + 7.000%), 8/15/2025[b]	155,969
	Mohegan Tribal Gaming Authority, Term Loan
772,585	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	778,503
	Scientific Games International, Inc., Term Loan
1,466,325	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	1,477,322

	Total	5,650,654

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
1,507,364	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	1,506,233
	Albertson’s, LLC, Term Loan
608,471	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,d,e]	595,815
799,717	4.462%, (LIBOR 3M + 3.000%), 6/22/2023[b]	782,387
	Burlington Coat Factory Warehouse Corporation, Term Loan
658,350	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	658,765
	Endo Luxembourg Finance Company I SARL., Term Loan
467,650	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	469,988
	Grifols Worldwide Operations USA, Inc., Term Loan
575,650	3.739%, (LIBOR 1W + 2.250%), 1/23/2025[b]	576,525
	JBS USA LUX SA, Term Loan
1,156,263	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	1,135,161
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,009,814	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	1,011,360
	Revlon Consumer Products Corporation, Term Loan
496,231	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	367,365
	Valeant Pharmaceuticals International, Inc., Term Loan
1,124,204	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	1,139,403

	Total	8,243,002

Energy (0.1%)
	Calpine Corporation, Term Loan
555,000	0.000%, (LIBOR 3M + 2.500%), 1/15/2024[b,d,e]	553,907
	Houston Fuel Oil Terminal, LLC, Term Loan
821,089	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	828,273
	MEG Energy Corporation, Term Loan
372,188	5.200%, (LIBOR 3M + 3.500%), 12/31/2023[b]	372,292
	MRC Global US, Inc., Term Loan
280,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	282,276
	Pacific Drilling SA, Term Loan
473,962	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,g,h]	188,163
	Radiate Holdco, LLC, Term Loan
1,490,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	1,477,499

	Total	3,702,410

Financials (<0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
1,003,109	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	1,000,912
	Digicel International Finance, Ltd., Term Loan
314,212	5.310%, (LIBOR 3M + 3.750%), 5/10/2024[b]	315,391
	DJO Finance, LLC, Term Loan
537,625	4.701%, (LIBOR 3M + 3.250%), 6/7/2020[b]	529,657
	MoneyGram International, Inc., Term Loan
827,199	4.943%, (LIBOR 3M + 3.250%), 3/28/2020[b]	825,387

	Total	2,671,347

Technology (<0.1%)
	Harland Clarke Holdings Corporation, Term Loan
184,456	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	185,070
	Rackspace Hosting, Inc., Term Loan
656,700	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	655,971

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

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Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (0.8%)[a]	Value
Technology (<0.1%) - continued
	Western Digital Corporation, Term Loan
$992,512	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	$995,738

	Total	1,836,779

Transportation (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
1,144,250	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	1,152,122
	OSG Bulk Ships, Inc., Term Loan
239,232	5.650%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	230,261
	XPO Logistics, Inc., Term Loan
585,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	588,101

	Total	1,970,484

Utilities (<0.1%)
	EnergySolutions, LLC, Term Loan
255,000	6.450%, (LIBOR 3M + 4.750%), 5/29/2020[b,c]	257,550
	HD Supply Waterworks, Term Loan
435,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024[b]	437,993
	Intergen NV, Term Loan
418,850	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	418,674
	Talen Energy Supply, LLC, Term Loan
366,902	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	369,118

	Total	1,483,335

	Total Bank Loans (cost $49,018,815)	48,594,253

Shares	Registered Investment Companies (41.4%)
Affiliated Equity Holdings (34.3%)
21,029,454	Thrivent Core International Equity Fund	212,818,075
25,235,015	Thrivent Large Cap Stock Portfolio	362,738,193
22,744,946	Thrivent Large Cap Value Portfolio	431,469,348
20,616,494	Thrivent Mid Cap Stock Portfolio	429,177,673
51,143,446	Thrivent Partner Worldwide Allocation Portfolio	563,733,747
5,955,004	Thrivent Small Cap Stock Portfolio	125,100,941

	Total	2,125,037,977

Affiliated Fixed Income Holdings (5.9%)
5,070,017	Thrivent Core Emerging Markets Debt Fund	50,142,471
11,482,549	Thrivent High Yield Portfolio	55,739,739
15,769,358	Thrivent Income Portfolio	162,872,239
9,679,924	Thrivent Limited Maturity Bond Portfolio	95,506,971

	Total	364,261,420

Equity Funds/Exchange Traded Funds (0.8%)
585	iShares MSCI EAFE Index Fund	41,131
31,931	iShares Russell 2000 Growth Index Fund	5,961,518
154	iShares Russell 2000 Index Fund	23,479
37,320	Materials Select Sector SPDR Fund	2,258,980
98,001	SPDR S&P 500 ETF Trust	26,152,547
59,000	SPDR S&P Biotech ETF	5,007,330
68,200	SPDR S&P Metals & Mining ETF	2,480,434
754	SPDR S&P MidCap 400 ETF Trust	260,439
32,850	SPDR S&P Oil & Gas Exploration & Production ETF	1,221,363
147,350	VanEck Vectors Oil Services ETF	3,838,467

	Total	47,245,688

Fixed Income Funds/Exchange Traded Funds (0.4%)
35,000	iShares Barclays 1-3 Year Credit Bond Fund	3,658,900
55,650	iShares iBoxx $ Investment Grade Corporate Bond ETF	6,764,814
201,100	Vanguard Short-Term Corporate Bond ETF	15,947,230

	Total	26,370,944

	Total Registered Investment Companies (cost $2,052,696,358)	2,562,916,029

	Common Stock (38.8%)
Consumer Discretionary (5.2%)
55,432	Amazon.com, Inc.[i]	64,826,061
72,500	American Axle & Manufacturing Holdings, Inc.[i]	1,234,675
5,836	American Public Education, Inc.[i]	146,192
1,200	AOKI Holdings, Inc.	17,605
33,570	Aptiv plc	2,847,743
70,491	Aramark	3,012,785
12,650	Ascent Capital Group, Inc.[i]	145,349
400	Autobacs Seven Company, Ltd.	7,669
700	Bandai Namco Holdings, Inc.	22,848
4,589	Barratt Developments plc	40,032
5,984	Berkeley Group Holdings plc	339,087
63,000	BorgWarner, Inc.	3,218,670
1,522	Breville Group, Ltd.	14,914
7,500	Bridgestone Corporation	347,117
70,073	Bright Horizons Family Solutions, Inc.[i]	6,586,862
20,969	Brunswick Corporation	1,157,908
53,011	Burlington Stores, Inc.[i]	6,521,943
46,236	Caleres, Inc.	1,547,981
10,106	Callaway Golf Company	140,777
12,693	Cedar Fair, LP	824,918
8,896	Century Casinos, Inc.[i]	81,220
21,405	Children’s Place, Inc.	3,111,217
3,950	Chipotle Mexican Grill, Inc.[i]	1,141,669
1,500	Chiyoda Company, Ltd.	40,273
534	Cie Generale des Etablissements Michelin	76,391
5,633	Citi Trends, Inc.	149,049
858,747	Comcast Corporation	34,392,817
153,924	Core-Mark Holding Company, Inc.	4,860,920
30,482	CSS Industries, Inc.	848,314
27,774	Culp, Inc.	930,429
2,400	DCM Holdings Company, Ltd.	22,343
5,426	Delphi Technologies plc[i]	284,702
32,350	DISH Network Corporation[i]	1,544,712

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (38.8%)	Value
Consumer Discretionary (5.2%) - continued
75,245	Dollar Tree, Inc.[i]	$8,074,541
160,052	Duluth Holdings, Inc.[i,j]	2,856,928
12,316	Emerald Expositions Events, Inc.	250,507
18,630	Entravision Communications Corporation	133,205
10,872	Eutelsat Communications	251,714
16,130	Expedia, Inc.	1,931,890
35,590	Five Below, Inc.[i]	2,360,329
21,790	FTD Companies, Inc.[i]	156,670
61,208	G-III Apparel Group, Ltd.[i]	2,257,963
54,920	Gray Television, Inc.[i]	919,910
72,110	Habit Restaurants, Inc.[i]	688,651
84,228	Harley-Davidson, Inc.	4,285,521
39,150	Haverty Furniture Companies, Inc.	886,748
3,300	Heiwa Corporation	61,911
7,130	Hemisphere Media Group, Inc.[i]	82,352
38,528	Home Depot, Inc.	7,302,212
24,500	Honda Motor Company, Ltd.	836,124
2,965	Hugo Boss AG	251,604
11,608	Hyatt Hotels Corporation[i]	853,652
12,159	Inchcape plc	128,088
70,664	International Speedway Corporation	2,815,960
947	Ipsos SA	34,883
2,182	JM AB	49,707
25,391	K12, Inc.[i]	403,717
29,925	La-Z-Boy, Inc.	933,660
6,321	Liberty Global plc[i]	226,545
33,850	Liberty Interactive Corporation[i]	826,617
60,894	Liberty Media Corporation - Liberty SiriusXM[i]	2,415,056
8,659	Liberty Media Corporation-Liberty Formula One[i]	283,322
15,464	Liberty SiriusXM Group[i]	613,302
289	Linamar Corporation	16,832
11,211	Lithia Motors, Inc.	1,273,457
152,192	Lowe’s Companies, Inc.	14,144,724
2,645	Marcus Corporation	72,341
11,281	Marks and Spencer Group plc	47,861
81,290	Michaels Companies, Inc.[i]	1,966,405
90,131	Modine Manufacturing Company[i]	1,820,646
96,256	Netflix, Inc.i	18,477,302
120,960	Newell Brands, Inc.	3,737,664
52,320	News Corporation, Class A	848,107
17,090	News Corporation, Class B	283,694
999	Nexity SA	59,425
1,682	Next plc	102,516
74,500	Nissan Motor Company, Ltd.	741,729
91,920	Norwegian Cruise Line Holdings, Ltd.[i]	4,894,740
138,521	Nutrisystem, Inc.	7,286,205
41,410	Office Depot, Inc.	146,591
5,067	O’Reilly Automotive, Inc.[i]	1,218,816
47,705	Oxford Industries, Inc.	3,586,939
35,810	Papa John’s International, Inc.	2,009,299
20,881	Peugeot SA	424,118
174,340	Pinnacle Entertainment, Inc.[i]	5,706,148
27,640	Polaris Industries, Inc.	3,427,084
4,939	Priceline Group, Inc.[i]	8,582,698
21,658	PVH Corporation	2,971,694
5,671	Restaurant Brands International, Inc.	348,653
44,764	Ross Stores, Inc.	3,592,311
20,919	Ruth’s Hospitality Group, Inc.	452,896
3,400	Sangetsu Company, Ltd.	62,574
7,800	Sankyo Company, Ltd.	245,285
2,400	SHIMAMURA Company, Ltd.	263,663
17,450	Signet Jewelers, Ltd.	986,798
141,790	Six Flags Entertainment Corporation	9,438,960
145	SSP Group plc	1,332
12,430	Stamps.com, Inc.[i]	2,336,840
5,970	Steven Madden, Ltd.[i]	278,799
7,500	Sumitomo Rubber Industries, Ltd.	138,999
11,360	Systemax, Inc.	377,947
500	Takara Standard Company, Ltd.	8,063
62,294	Taylor Morrison Home Corporation[i]	1,524,334
1,640	Tenneco, Inc.	96,006
79,400	Time, Inc.	1,464,930
109,357	Toll Brothers, Inc.	5,251,323
110,195	Tower International, Inc.	3,366,457
5,800	Toyoda Gosei Company, Ltd.	147,156
62,425	Tupperware Brands Corporation	3,914,047
9,400	TV Asahi Holdings Corporation	188,561
5,602	Ulta Beauty, Inc.[i]	1,252,943
11,540	Vail Resorts, Inc.	2,451,904
37,976	VF Corporation	2,810,224
61,994	Walt Disney Company	6,664,975
8,375	Whirlpool Corporation	1,412,360
62,620	Wingstop, Inc.	2,440,928
2,234	Wolters Kluwer NV	116,457
6,770	Wyndham Worldwide Corporation	784,440
3,300	Yokohama Rubber Company, Ltd.	80,607
105,850	Zoe’s Kitchen, Inc.[i]	1,769,812
42,140	Zumiez, Inc.[i]	877,566

	Total	322,653,666

Consumer Staples (1.1%)
79,510	Altria Group, Inc.	5,677,809
3,000	Arcs Company, Ltd.	69,794
69,589	Blue Buffalo Pet Products, Inc.[i]	2,281,823
217,000	Cott Corporation	3,615,220
63,860	CVS Health Corporation	4,629,850
7,238	Darling Ingredients, Inc.[i]	131,225
92,077	e.l.f. Beauty, Inc.[i,j]	2,054,238
100	Earth Chemical Company, Ltd.	5,032
258	Ebro Foods SA	6,043
2,268	ForFarmers BV	28,410
4,085	Grieg Seafood ASA	35,876
97,271	Hain Celestial Group, Inc.[i]	4,123,318
963	Henkel AG & Company KGaA	115,316
7,020	Ingredion, Inc.	981,396
19,840	Inter Parfums, Inc.	862,048
600	Japan Tobacco, Inc.	19,322
16,350	John B. Sanfilippo & Son, Inc.	1,034,137
2,100	Kewpie Corporation	55,951
13,630	Kimberly-Clark Corporation	1,644,596
2,700	Lawson, Inc.	179,424
5	Lindt & Spruengli AG	30,530
102,370	MGP Ingredients, Inc.	7,870,206
500	Ministop Company, Ltd.	10,798
77,914	Monster Beverage Corporation[i]	4,931,177
89,840	Pinnacle Foods, Inc.	5,342,785
30	Seaboard Corporation	132,300
7,838	Seneca Foods Corporation[i]	241,018
1,200	Seven & I Holdings Company, Ltd.	49,712
75,029	SpartanNash Company	2,001,774
22,061	Unilever NV	1,242,097
18,803	Unilever plc	1,042,927
208,001	US Foods Holding Corporation[i]	6,641,472
109,146	Wal-Mart Stores, Inc.	10,778,167

	Total	67,865,791

Energy (1.4%)
117,866	Abraxas Petroleum Corporation[i]	289,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (38.8%)	Value
Energy (1.4%) - continued
32,500	Anadarko Petroleum Corporation	$1,743,300
6,230	Andeavor	712,338
227,200	Archrock, Inc.	2,385,600
142,425	BP plc	999,150
206,608	Callon Petroleum Company[i]	2,510,287
65,120	Chevron Corporation	8,152,373
6,295	Cimarex Energy Company	768,053
42,034	Concho Resources, Inc.[i]	6,314,348
2,684	ConocoPhillips	147,325
47,689	Contango Oil & Gas Company[i]	224,615
20,350	Continental Resources, Inc.[i]	1,077,940
2,631	Contura Energy, Inc.	156,229
9,660	Delek US Holdings, Inc.	337,520
59,480	Devon Energy Corporation	2,462,472
29,551	EQT Corporation	1,682,043
25,080	Era Group, Inc.[i]	269,610
33,941	Exterran Corporation[i]	1,067,105
77,967	Exxon Mobil Corporation	6,521,160
178,050	Halliburton Company	8,701,304
24,664	HollyFrontier Corporation	1,263,290
260,428	Marathon Oil Corporation	4,409,046
52,919	Marathon Petroleum Corporation	3,491,596
194,998	Nabors Industries, Ltd.	1,331,836
145,059	Newpark Resources, Inc.[i]	1,247,507
114,324	Oil States International, Inc.[i]	3,235,369
6,815	OMV AG	431,989
44,304	Overseas Shipholding Group, Inc.[i]	121,393
12,475	Par Pacific Holdings, Inc.[i]	240,518
109,208	Parsley Energy, Inc.[i]	3,215,084
130,015	Patterson-UTI Energy, Inc.	2,991,645
190,313	Pioneer Energy Services Corporation[i]	580,455
26,880	Pioneer Natural Resources Company	4,646,208
37,665	ProPetro Holding Corporation[i]	759,326
10,198	Repsol SA	180,060
50,140	Rowan Companies plc[i,j]	785,192
6,618	Royal Dutch Shell plc	220,545
2,562	Royal Dutch Shell plc, Class A	85,528
14,369	Royal Dutch Shell plc, Class B	483,861
43,610	RPC, Inc.[j]	1,113,363
73,686	Teekay Tankers, Ltd.	103,160
2,731	TGS Nopec Geophysical Company ASA	64,662
6,441	Total SA	355,542
6,441	Total SA Rights[c,i]	1
33,498	W&T Offshore, Inc.[i]	110,878
733,420	Weatherford International plc[i]	3,058,361
24,473	Whiting Petroleum Corporation[i,j]	648,045
306,290	WPX Energy, Inc.[i]	4,309,500

	Total	86,006,682

Financials (6.9%)
7,001	ABN AMRO Group NVk	225,718
37,638	Affiliated Managers Group, Inc.	7,725,199
18,198	AG Mortgage Investment Trust, Inc.	345,944
52,332	AGNC Investment Corporation	1,056,583
63,300	Ally Financial, Inc.	1,845,828
31,310	American International Group, Inc.	1,865,450
30,600	Ameris Bancorp	1,474,920
22,022	Aon plc	2,950,948
500	Aozora Bank, Ltd.	19,401
32,881	Argo Group International Holdings, Ltd.	2,027,114
71,617	Associated Banc-Corp	1,819,072
144,150	Assured Guaranty, Ltd.	4,882,360
1,574	ASX, Ltd.	67,190
13,920	Australia & New Zealand Banking Group, Ltd.	310,542
46,145	Aviva plc	314,723
29,999	Banco Bilbao Vizcaya Argentaria SA	254,937
102,610	BancorpSouth Bank	3,227,085
400,001	Bank of America Corporation	11,808,030
3,596	Bank of Marin Bancorp	244,528
107,367	Bank of New York Mellon Corporation	5,782,787
7,701	Bank of Nova Scotia	496,981
46,202	Bank of the Ozarks	2,238,487
27,990	BankFinancial Corporation	429,367
171,705	Beneficial Bancorp, Inc.	2,824,547
41,073	Berkshire Hathaway, Inc.[i]	8,141,490
4,960	Berkshire Hills Bancorp, Inc.	181,536
75,940	Blackstone Group, LP	2,431,599
18,130	Blue Hills Bancorp, Inc.	364,413
196,686	Boston Private Financial Holdings, Inc.	3,038,799
103,430	Brookline Bancorp, Inc.	1,623,851
29,220	Brown & Brown, Inc.	1,503,661
24,550	Capital One Financial Corporation	2,444,689
86,209	Cathay General Bancorp	3,635,434
125,217	Central Pacific Financial Corporation	3,735,223
41,614	Chemical Financial Corporation	2,225,101
4,680	Cherry Hill Mortgage Investment Corporation	84,193
17,530	Chubb, Ltd.	2,561,659
7,030	CI Financial Corporation	166,494
497,795	Citigroup, Inc.	37,040,926
25,979	Citizens Financial Group, Inc.	1,090,598
240,584	CNO Financial Group, Inc.	5,940,019
12,142	CNP Assurances	280,083
166,770	CoBiz Financial, Inc.	3,333,732
75,136	Comerica, Inc.	6,522,556
22,666	Community Trust Bancorp, Inc.	1,067,569
151,583	CYS Investments, Inc.	1,217,211
4,588	Danske Bank AS	178,574
45,033	Direct Line Insurance Group plc	231,730
127,768	Dynex Capital, Inc.	895,654
341,034	E*TRADE Financial Corporation[i]	16,905,055
15,601	Eagle Bancorp, Inc.[i]	903,298
103,891	East West Bancorp, Inc.	6,319,690
23,627	Ellington Residential Mortgage REIT	284,469
57,045	Employers Holdings, Inc.	2,532,798
91,742	Enterprise Financial Services Corporation	4,142,151
33,262	Essent Group, Ltd.[i]	1,444,236
984	Euronext NVk	61,036
8,852	FBL Financial Group, Inc.	616,542
168,324	Fifth Third Bancorp	5,106,950
23,959	Financial Institutions, Inc.	745,125
759,127	First BanCorp[i]	3,871,548
35,120	First Busey Corporation	1,051,493
180,050	First Commonwealth Financial Corporation	2,578,316
12,294	First Connecticut Bancorp, Inc.	321,488
14,954	First Defiance Financial Corporation	777,159
28,580	First Financial Bancorp	753,083
15,350	First Financial Corporation	696,123
47,142	First Interstate BancSystem, Inc.	1,888,037
4,660	First Merchants Corporation	196,000
1,790	First Mid-Illinois Bancshares, Inc.	68,987
26,298	First Midwest Bancorp, Inc.	631,415
13,610	First of Long Island Corporation	387,885
57,131	First Republic Bank	4,949,830
46,784	FlexiGroup, Ltd.	62,694

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (38.8%)	Value
Financials (6.9%) - continued
22,034	Franklin Resources, Inc.	$954,733
15,300	GAIN Capital Holdings, Inc.	153,000
4,547	Genworth MI Canada, Inc.	157,354
70,590	Goldman Sachs Group, Inc.	17,983,508
40,385	Great Southern Bancorp, Inc.	2,085,885
18,113	Green Bancorp, Inc.[i]	367,694
58,201	Hamilton Lane, Inc.	2,059,733
44,020	Hancock Holding Company	2,178,990
156,787	Hanmi Financial Corporation	4,758,485
3,061	Hannover Rueckversicherung SE	384,044
62,556	Hanover Insurance Group, Inc.	6,761,052
2,763	Hargreaves Lansdown plc	67,101
68,521	Hartford Financial Services Group, Inc.	3,856,362
46,770	Heartland Financial USA, Inc.	2,509,211
91,977	Heritage Commerce Corporation	1,409,088
46,123	Heritage Financial Corporation	1,420,588
1,800	Hokuhoku Financial Group, Inc.	28,047
37,007	Hometrust Bancshares, Inc.[i]	952,930
150,887	Hope Bancorp, Inc.	2,753,688
52,429	Horace Mann Educators Corporation	2,312,119
32,805	Horizon Bancorp	911,979
50,138	Houlihan Lokey, Inc.	2,277,769
128,386	HSBC Holdings plc	1,325,977
338,340	Huntington Bancshares, Inc.	4,926,230
35,339	IBERIABANK Corporation	2,738,772
25,330	Independent Bank Corporation	566,126
19,505	Infinity Property & Casualty Corporation	2,067,530
1,657	Intact Financial Corporation	138,400
206,855	Interactive Brokers Group, Inc.	12,247,885
102,895	Intercontinental Exchange, Inc.	7,260,271
321	Invesco Mortgage Capital. Inc.	5,723
28,840	Invesco, Ltd.	1,053,814
4,730	Investment Technology Group, Inc.	91,052
85,110	Investors Bancorp, Inc.	1,181,327
31,300	J.P. Morgan Chase & Company	3,347,222
3,553	Jupiter Fund Management plc	30,064
143,150	KeyCorp	2,887,335
22,904	Lakeland Bancorp, Inc.	440,902
105,077	Leucadia National Corporation	2,783,490
75,158	Loews Corporation	3,760,155
1,848	Macquarie Group, Ltd.	142,933
1,160	Markel Corporation[i]	1,321,391
9,750	MarketAxess Holdings, Inc.	1,967,062
56,779	Medibank Private, Ltd.	145,402
160,317	Meridian Bancorp, Inc.	3,302,530
104,640	MetLife, Inc.	5,290,598
91,725	MGIC Investment Corporation[i]	1,294,240
62,160	MidWestOne Financial Group, Inc.	2,084,225
107,400	Mizuho Financial Group, Inc.	194,189
52,170	MTGE Investment Corporation	965,145
323	Muenchener Rueckversicherungs-Gesellschaft AG	69,752
12,720	Nasdaq, Inc.	977,278
71,110	National Bank Holdings Corporation	2,306,097
5,114	National Bank of Canada	255,171
28,797	Navigators Group, Inc.	1,402,414
2,920	NBT Bancorp, Inc.	107,456
12,171	Nordea Bank AB	147,366
18,013	OFG Bancorp	169,322
31,922	Old Mutual plc	99,861
24,663	Old Second Bancorp, Inc.	336,650
256,864	OM Asset Management plc	4,302,472
32,975	PacWest Bancorp	1,661,940
2,198	Pargesa Holding SA	190,380
9,671	Peapack-Gladstone Financial Corporation	338,678
6,880	Peoples Bancorp, Inc.	224,426
2,983	Plus500, Ltd.	36,535
5,235	Power Corporation of Canada	134,811
1,192	Preferred Bank	70,066
26,050	Primerica, Inc.	2,645,377
43,692	Principal Financial Group, Inc.	3,082,908
150,279	Provident Financial Services, Inc.	4,053,025
10,350	Prudential Financial, Inc.	1,190,043
13,021	QCR Holdings, Inc.	557,950
17,000	Raymond James Financial, Inc.	1,518,100
46,940	Regions Financial Corporation	811,123
67,943	Sandy Spring Bancorp, Inc.	2,651,136
162,510	Santander Consumer USA Holdings Inc.	3,025,936
3,220	Schroders plc	152,422
3,850	SCOR SE	154,745
200,045	Seacoast Banking Corporation of Florida[i]	5,043,134
3,060	Selective Insurance Group, Inc.	179,622
20,200	Senshu Ikeda Holdings, Inc.	74,339
255,770	SLM Corporation[i]	2,890,201
1,814	Societe Generale	93,521
35,020	State Auto Financial Corporation	1,019,782
17,888	State Bank Financial Corporation	533,778
32,410	State Street Corporation	3,163,540
86,252	Sterling Bancorp	2,121,799
91,253	Stifel Financial Corporation	5,435,029
24,262	SVB Financial Group[i]	5,671,728
1,912	Sydbank AS	76,960
98,107	Synchrony Financial	3,787,911
225,827	Synovus Financial Corporation	10,826,146
65,494	TD Ameritrade Holding Corporation	3,348,708
10,710	Territorial Bancorp, Inc.	330,618
193	TMX Group, Ltd.	10,815
51,835	TriCo Bancshares	1,962,473
34,975	TriState Capital Holdings, Inc.[i]	804,425
18,083	Triumph Bancorp, Inc.[i]	569,615
207,623	TrustCo Bank Corporation	1,910,132
22,621	Union Bankshares Corporation	818,202
48,590	United Community Banks, Inc.	1,367,323
86,120	United Financial Bancorp, Inc.	1,519,157
5,312	United Fire Group, Inc.	242,121
9,570	Unum Group	525,297
271	Vienna Insurance Group AG Wiener Versicherung Gruppe	8,360
16,209	Washington Trust Bancorp, Inc.	863,129
128,975	Western Alliance Bancorp[i]	7,302,564
56,961	Western Asset Mortgage Capital Corporation	566,762
41,829	WSFS Financial Corporation	2,001,518
156,300	Zions Bancorporation	7,944,729
39	Zurich Insurance Group AG	11,858

	Total	427,072,029

Health Care (4.3%)
15,654	ABIOMED, Inc.[i]	2,933,716
22,208	Acadia Healthcare Company, Inc.[i,j]	724,647
28,504	Aerie Pharmaceuticals, Inc.[i]	1,703,114
6,650	Aetna, Inc.	1,199,593
109,372	Alexion Pharmaceuticals, Inc.[i]	13,079,797
7,199	Align Technology, Inc.[i]	1,599,546
8,190	American Renal Associates Holdings, Inc.[i]	142,506
35,326	Amgen, Inc.	6,143,191

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (38.8%)	Value
Health Care (4.3%) - continued
33,900	Astellas Pharmaceutical, Inc.	$430,641
70,153	Asterias Biotherapeutics, Inc.[i]	157,844
1,608	Atrion Corporation	1,014,005
13,350	Biogen, Inc.[i]	4,252,909
43,414	BioMarin Pharmaceutical, Inc.[i]	3,871,226
40,795	Cardiovascular Systems, Inc.[i]	966,434
110,840	Catalent, Inc.[i]	4,553,307
179,184	Celgene Corporation[i]	18,699,642
8,483	Chemed Corporation	2,061,539
38,559	CIGNA Corporation	7,830,947
15,250	Coherus Biosciences, Inc.[i]	134,200
12,380	CONMED Corporation	631,009
2,770	Cooper Companies, Inc.	603,528
36,140	Curis, Inc.[i]	25,298
20,582	Danaher Corporation	1,910,421
38,650	Dexcom, Inc.[i]	2,218,123
13,275	Edwards Lifesciences Corporation[i]	1,496,225
11,839	Eli Lilly and Company	999,922
79,620	Evolent Health, Inc.[i,j]	979,326
36,220	Express Scripts Holding Company[i]	2,703,461
156,950	GenMark Diagnostics, Inc.[i]	654,482
51,200	GlaxoSmithKline plc ADR	1,816,064
4,327	HealthStream, Inc.[i]	100,213
9,581	Heska Corporation[i]	768,492
54,210	HMS Holdings Corporation[i]	918,860
31,840	Hologic, Inc.[i]	1,361,160
33,512	Inogen, Inc.[i]	3,990,609
68,237	Intersect ENT, Inc.[i]	2,210,879
13,170	Intra-Cellular Therapies, Inc.[i]	190,702
45,526	Ironwood Pharmaceuticals, Inc.[i]	682,435
71,994	Johnson & Johnson	10,059,002
63,593	Kindred Healthcare, Inc.	616,852
3,500	Laboratory Corporation of America Holdings[i]	558,285
244	Le Noble Age SA	17,244
26,664	Magellan Health Services, Inc.[i]	2,574,409
14,730	Medpace Holdings, Inc.[i]	534,110
209,448	Medtronic plc	16,912,926
107,360	Merck & Company, Inc.	6,041,147
4,576	Merck KGaA	491,172
8,438	Mettler-Toledo International, Inc.[i]	5,227,510
151,470	MiMedx Group, Inc.[i]	1,910,037
69,070	Mylan NVi	2,922,352
111,600	Myriad Genetics, Inc.[i]	3,832,902
21,104	National Healthcare Corporation	1,286,078
39,904	Neurocrine Biosciences, Inc.[i]	3,096,151
56,044	Nevro Corporation[i,j]	3,869,278
11,430	Novartis AG	961,863
24,310	Novo Nordisk AS	1,306,310
85,540	NuVasive, Inc.[i]	5,003,235
63,100	Omnicell, Inc.[i]	3,060,350
29,520	PerkinElmer, Inc.	2,158,502
29,920	Perrigo Company plc	2,607,827
308,528	Pfizer, Inc.	11,174,884
11,370	Prothena Corporation plc[i]	426,261
60,200	RadNet, Inc.[i]	608,020
5,620	Sage Therapeutics, Inc.[i]	925,670
125,959	Tactile Systems Technology, Inc.[i]	3,650,292
28,245	Teleflex, Inc.	7,027,921
30,817	Thermo Fisher Scientific, Inc.	5,851,532
41,818	Triple-S Management Corporation[i]	1,039,177
162,060	UnitedHealth Group, Inc.	35,727,748
12,900	Universal Health Services, Inc.	1,462,215
56,980	Veeva Systems, Inc.[i]	3,149,854
22,494	Vertex Pharmaceuticals, Inc.[i]	3,370,951
6,700	Waters Corporation[i]	1,294,373
12,960	West Pharmaceutical Services, Inc.	1,278,763
84,330	Wright Medical Group NVi,j	1,872,126
233,570	Zoetis, Inc.	16,826,383

	Total	266,493,725

Industrials (5.4%)
68,040	Acco Brands Corporation[i]	830,088
14,510	Actuant Corporation	367,103
5,779	Adecco SA	441,632
137,633	Advanced Disposal Services, Inc.[i]	3,294,934
37,765	AECOM[i]	1,402,970
48,430	Aegion Corporation[i]	1,231,575
45,345	AGCO Corporation	3,238,993
73,881	AMETEK, Inc.	5,354,156
29,670	ArcBest Corporation	1,060,702
1,600	Asahi Glass Company, Ltd.	69,159
15,758	Astec Industries, Inc.	921,843
6,923	Atlas Copco AB	265,338
120,130	AZZ, Inc.	6,138,643
9,295	Barnes Group, Inc.	588,095
13,810	Boeing Company	4,072,707
19,225	Brink’s Company	1,513,008
27,330	BWX Technologies, Inc.	1,653,192
36,212	Casella Waste Systems, Inc.[i]	833,600
68,584	CBIZ, Inc.[i]	1,059,623
500	Central Glass Company, Ltd.	10,594
11,694	CIRCOR International, Inc.	569,264
76,406	Colfax Corporation[i]	3,027,206
67,385	Comfort Systems USA, Inc.	2,941,355
32,244	Costamare, Inc.	186,048
45,029	Crane Company	4,017,487
2,854	CSW Industrials, Inc.[i]	131,141
209,785	CSX Corporation	11,540,273
45,696	Curtiss-Wright Corporation	5,568,058
1,600	Dai Nippon Printing Company, Ltd.	35,621
50,010	Delta Air Lines, Inc.	2,800,560
2,712	Deutsche Lufthansa AG	99,594
34,587	Dover Corporation	3,492,941
1,887	Dun & Bradstreet Corporation	223,440
18,870	Dycom Industries, Inc.[i,j]	2,102,684
100,599	Eaton Corporation plc	7,948,327
62,648	EMCOR Group, Inc.	5,121,474
9,309	Emerson Electric Company	648,744
63,475	Encore Wire Corporation	3,088,059
2,310	EnerSys	160,845
12,670	Engility Holdings, Inc.[i]	359,448
12,025	ESCO Technologies, Inc.	724,506
50,828	Federal Signal Corporation	1,021,135
1,827	Ferguson plc	131,112
1,186	Finning International, Inc.	29,928
22,677	Fortive Corporation	1,640,681
54,550	Fortune Brands Home and Security, Inc.	3,733,402
13,001	Franklin Electric Company, Inc.	596,746
29,290	Genesee & Wyoming, Inc.[i]	2,306,002
18,664	Gibraltar Industries, Inc.[i]	615,912
1,510	Global Brass and Copper Holdings, Inc.	49,981
10,530	GMS, Inc.[i]	396,349
7,475	Gorman-Rupp Company	233,295
37,344	Granite Construction, Inc.	2,368,730
21,360	GWA Group, Ltd.	47,227
96,601	Harsco Corporation[i]	1,801,609
38,561	Healthcare Services Group, Inc.	2,032,936
33,143	Heico Corporation	3,127,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (38.8%)	Value
Industrials (5.4%) - continued
7,310	Heidrick & Struggles International, Inc.	$179,460
8,650	Hillenbrand, Inc.	386,655
1,600	Hitachi Transport System, Ltd.	41,634
70,145	Honeywell International, Inc.	10,757,437
9,440	Hubbell, Inc.	1,277,610
12,200	Huntington Ingalls Industries, Inc.	2,875,540
4,431	Hyster-Yale Materials Handling, Inc.	377,344
38,185	ICF International, Inc.[i]	2,004,713
2,700	Inaba Denki Sangyo Company, Ltd.	125,916
28,660	Ingersoll-Rand plc	2,556,185
175,514	Interface, Inc.	4,414,177
13,710	International Seaways, Inc.[i]	253,087
33,500	ITOCHU Corporation	624,491
22,066	ITT Corporation	1,177,662
6,056	Jacobs Engineering Group, Inc.	399,454
19,443	JB Hunt Transport Services, Inc.	2,235,556
112,888	KAR Auction Services, Inc.	5,701,973
8,894	KeyW Holding Corporation[i]	52,208
49,240	Kforce, Inc.	1,243,310
135,100	Kirby Corporation[i]	9,024,680
18,970	L3 Technologies, Inc.	3,753,214
13,600	Lincoln Electric Holdings, Inc.	1,245,488
17,620	Lindsay Corporation[j]	1,554,084
7,781	Lockheed Martin Corporation	2,498,090
1,166	Loomis AB	48,982
5,900	Marubeni Corporation	42,655
48,370	Masco Corporation	2,125,378
30,880	Masonite International Corporation[i]	2,289,752
15,213	Meggitt plc	98,783
9,178	Middleby Corporation[i]	1,238,571
34,662	Milacron Holdings Corporation[i]	663,431
4,000	Mitsuboshi Belting, Ltd.	54,839
13,292	Monadelphous Group, Ltd.	179,388
21,110	Moog, Inc.[i]	1,833,404
321,876	MRC Global, Inc.[i]	5,446,142
21,802	MYR Group, Inc.[i]	778,985
8,313	National Express Group plc	42,751
64,957	Navigant Consulting, Inc.[i]	1,260,815
200,173	NCI Building Systems, Inc.[i]	3,863,339
7,000	Nitto Kogyo Corporation	112,161
88,792	Norfolk Southern Corporation	12,865,961
2,506	Northgate plc	12,899
22,377	Old Dominion Freight Line, Inc.	2,943,694
32,216	On Assignment, Inc.[i]	2,070,522
54,548	Orbital ATK, Inc.	7,173,062
13,810	Orion Group Holdings, Inc.[i]	108,132
66,433	Oshkosh Corporation	6,038,095
19,256	PageGroup plc	121,331
30,486	Parker Hannifin Corporation	6,084,396
43,737	PGT Innovations, Inc.[i]	736,968
21,364	Ply Gem Holdings, Inc.[i]	395,234
15,816	Proto Labs, Inc.[i]	1,629,048
8,930	Quad/Graphics, Inc.	201,818
33,973	Radiant Logistics, Inc.[i]	156,276
47,672	Raven Industries, Inc.	1,637,533
31,439	Raytheon Company	5,905,816
17,819	RELX NV	409,558
11,289	RELX plc	264,706
810	Rockwool International AS	229,631
24,302	Roper Industries, Inc.	6,294,218
47,186	Saia, Inc.[i]	3,338,410
1,895	Schindler Holding AG, Participation Certificate	435,832
3,311	Siemens AG	458,432
14,825	SiteOne Landscape Supply, Inc.[i,j]	1,137,078
17,690	SKF AB	392,997
5,900	Smiths Group plc	118,410
3,300	Sojitz Corporation	10,110
358,184	Southwest Airlines Company	23,443,143
20,630	SP Plus Corporation[i]	765,373
1,086	Spirax-Sarco Engineering plc	82,107
90,667	SPX Corporation[i]	2,846,037
45,661	SPX FLOW, Inc.[i]	2,171,181
5,430	Stanley Black & Decker, Inc.	921,417
811	Sulzer, Ltd.	98,374
900	Taikisha, Ltd.	30,375
49,100	Terex Corporation	2,367,602
2,700	Toppan Forms Company, Ltd.	30,509
120,730	TPI Composites, Inc.[i]	2,470,136
4,018	Transcontinental, Inc.	79,401
30,590	TransUnion[i]	1,681,226
98,559	TriMas Corporation[i]	2,636,453
46,369	TrueBlue, Inc.[i]	1,275,148
3,000	Tsubakimoto Chain Company	24,205
48,240	United Continental Holdings, Inc.[i]	3,251,376
35,720	United Parcel Service, Inc.	4,256,038
39,999	United Rentals, Inc.[i]	6,876,228
51,170	United Technologies Corporation	6,527,757
33,649	Universal Truckload Services, Inc.	799,164
7,631	Valmont Industries, Inc.	1,265,601
49,938	Vectrus, Inc.[i]	1,540,587
41,490	Verisk Analytics, Inc.[i]	3,983,040
4,550	Vinci SA	464,516
26,490	WABCO Holdings, Inc.[i]	3,801,315
53,663	WageWorks, Inc.[i]	3,327,106
114,424	Waste Connections, Inc.	8,117,239
10,169	Watsco, Inc.	1,729,137
74,176	Willdan Group, Inc.[i]	1,775,773
1,556	WSP Global, Inc.	74,161
1,819	YIT Oyj	13,903
1,200	Yuasa Trading Company, Ltd.	43,552

	Total	334,045,808

Information Technology (11.1%)
59,070	2U, Inc.[i]	3,810,606
45,065	ADTRAN, Inc.	872,008
95,950	Advanced Micro Devices, Inc.[i,j]	986,366
104,460	Agilent Technologies, Inc.	6,995,686
122,940	Akamai Technologies, Inc.[i]	7,996,018
78,250	Alliance Data Systems Corporation	19,834,810
32,283	Alphabet, Inc., Class Ai	34,006,912
22,907	Alphabet, Inc., Class Ci	23,969,885
25,403	Ambarella, Inc.[i]	1,492,426
9,868	American Software, Inc.	114,765
67,614	Amphenol Corporation	5,936,509
226,794	Apple, Inc.	38,380,349
18,002	Applied Materials, Inc.	920,262
39,126	Arista Networks, Inc.[i]	9,217,303
118,165	Arrow Electronics, Inc.[i]	9,501,648
12,140	Atkore International Group, Inc.[i]	260,403
37,340	Belden, Inc.	2,881,528
152,912	Benchmark Electronics, Inc.[i]	4,449,739
134	BKW FMB Energie	7,956
205,645	Booz Allen Hamilton Holding Corporation	7,841,244
90,099	CA, Inc.	2,998,495
3,600	Canon, Inc.	134,129
4,918	Capgemini SA	582,496
2,239	Capital Power Corporation	43,622
25,721	Cavium, Inc.[i]	2,156,191
24,795	CDW Corporation	1,723,005

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (38.8%)	Value
Information Technology (11.1%) - continued
225,541	Ciena Corporation[i]	$4,720,573
734,534	Cisco Systems, Inc.	28,132,652
27,650	Cognex Corporation	1,691,074
12,150	CommerceHub, Inc.[i]	250,169
18,740	CommVault Systems, Inc.[i]	983,850
113,560	Computer Sciences Government Services, Inc.	3,397,715
25,963	Comtech Telecommunications Corporation	574,302
36,861	CoreLogic, Inc.[i]	1,703,347
44,900	Descartes Systems Group, Inc.[i]	1,275,160
139,220	Dolby Laboratories, Inc.	8,631,640
109,246	DST Systems, Inc.	6,780,899
84,327	eBay, Inc.[i]	3,182,501
57,611	Endurance International Group Holdings, Inc.[i]	483,932
8,760	Entegris, Inc.	266,742
49,530	Envestnet, Inc.[i]	2,469,071
13,040	Euronet Worldwide, Inc.[i]	1,098,881
260,338	EVERTEC, Inc.	3,553,614
10,130	ExlService Holdings, Inc.[i]	611,346
31,340	Extreme Networks, Inc.[i]	392,377
244,970	Facebook, Inc.[i]	43,227,406
51,389	Fidelity National Information Services, Inc.	4,835,191
32,230	Fiserv, Inc.[i]	4,226,320
245,236	FLIR Systems, Inc.	11,432,902
25,563	Forrester Research, Inc.	1,129,885
96,881	Fortinet, Inc.[i]	4,232,731
31,380	Global Payments, Inc.	3,145,531
69,236	Guidewire Software, Inc.[i]	5,141,465
140,162	HP, Inc.	2,944,804
14,930	IAC/InterActiveCorporation[i]	1,825,640
72,107	Insight Enterprises, Inc.[i]	2,760,977
161,082	Intel Corporation	7,435,545
138,375	Keysight Technologies, Inc.[i]	5,756,400
14,200	Konica Minolta Holdings, Inc.	136,248
780	Kulicke and Soffa Industries, Inc.[i]	18,981
29,080	Lam Research Corporation	5,352,756
49,780	Liberty Tripadvisor Holdings, Inc.[i]	469,177
1,682	Loral Space & Communications, Inc.[i]	74,092
105,030	M/A-COM Technology Solutions Holdings, Inc.[i]	3,417,676
39,216	ManTech International Corporation	1,968,251
241,411	MasterCard, Inc.	36,539,969
18,350	Maxim Integrated Products, Inc.	959,338
36,808	Methode Electronics, Inc.	1,476,001
33,310	Microsemi Corporation[i]	1,720,461
524,386	Microsoft Corporation	44,855,978
54,371	Monolithic Power Systems, Inc.	6,109,126
72,530	National Instruments Corporation	3,019,424
3,700	NEC Networks & System Integration Corporation	97,148
94,010	New Relic, Inc.[i]	5,430,958
26,756	Nice, Ltd. ADR[j]	2,459,144
171,437	NRG Yield, Inc., Class A	3,231,587
50,224	NVIDIA Corporation	9,718,344
28,856	NXP Semiconductors NVi	3,378,749
273,328	Oracle Corporation	12,922,948
17,630	Palo Alto Networks, Inc.[i]	2,555,292
24,740	Paylocity Holding Corporation[i]	1,166,738
373,292	PayPal Holdings, Inc.[i]	27,481,757
53,525	Pegasystems, Inc.	2,523,704
20,094	Plantronics, Inc.	1,012,336
28,470	Plexus Corporation[i]	1,728,698
51,404	Progress Software Corporation	2,188,268
83,275	Proofpoint, Inc.[i]	7,395,653
96,259	Q2 Holdings, Inc.[i]	3,547,144
143,120	Red Hat, Inc.[i]	17,188,712
10,780	Ribbon Communications, Inc.[i]	83,329
59,186	Rudolph Technologies, Inc.[i]	1,414,545
228,878	SailPoint Technologies Holdings, Inc.[i]	3,318,731
244,503	Salesforce.com, Inc.[i]	24,995,542
9,780	ScanSource, Inc.[i]	350,124
265,261	Sequans Communications SA ADR[i]	506,649
33,458	ServiceNow, Inc.[i]	4,362,589
2,750	Silicon Laboratories, Inc.[i]	242,825
813	SMA Solar Technology AG	34,942
47,700	SS&C Technologies Holdings, Inc.	1,930,896
53,713	Synopsys, Inc.[i]	4,578,496
1,360	TE Connectivity, Ltd.	129,254
48,125	Teradata Corporation[i]	1,850,887
38,129	Teradyne, Inc.	1,596,461
36,770	Texas Instruments, Inc.	3,840,259
745	TiVo Corp	11,622
59,559	Total System Services, Inc.	4,710,521
210,757	Travelport Worldwide, Ltd.	2,754,594
24,104	Trimble, Inc.[i]	979,587
104,375	Twitter, Inc.[i]	2,506,044
37,605	Tyler Technologies, Inc.[i]	6,657,965
6,147	Ultimate Software Group, Inc.[i]	1,341,460
9,030	VASCO Data Security International, Inc.[i]	125,517
47,064	Verint Systems, Inc.[i]	1,969,628
126,879	Virtusa Corporation[i]	5,592,826
313,550	Visa, Inc.	35,750,971
21,407	Xerox Corporation	624,014
63,060	Xilinx, Inc.	4,251,505
20,633	XO Group, Inc.[i]	380,885
115,079	Zix Corporation[i]	504,046

	Total	682,950,375

Materials (1.5%)
5,448	A. Schulman, Inc.	202,938
1,900	Adeka Corporation	33,419
29,637	AK Steel Holding Corporation[i]	167,745
5,170	Alcoa Corporation[i]	278,508
23,763	American Vanguard Corporation	466,943
2,684	APERAM	137,885
23,149	Balchem Corporation	1,865,809
6,353	BASF SE	696,487
3,212	BHP Billiton plc	64,948
17,196	BHP Billiton, Ltd.	395,008
50,213	Boise Cascade Company	2,003,499
22,567	Celanese Corporation	2,416,474
45,850	CF Industries Holdings, Inc.	1,950,459
38,390	Chemours Company	1,921,803
63,556	Continental Building Products, Inc.[i]	1,789,101
97,739	Crown Holdings, Inc.[i]	5,497,819
15,100	Daicel Corporation	171,359
53,709	Eastman Chemical Company	4,975,602
19,664	Ecolab, Inc.	2,638,515
9,253	Evonik Industries AG	347,534
89,999	Ferro Corporation[i]	2,123,076
57,670	Ferroglobe Representation & Warranty Insurance Trust[c,i]	6
29,153	FMC Corporation	2,759,623
31,001	Freeport-McMoRan, Inc.[i]	587,779
6,984	Granges AB	71,625
81,286	Graphic Packaging Holding Company	1,255,869
44,060	Innospec, Inc.	3,110,636
32,354	International Paper Company	1,874,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (38.8%)	Value
Materials (1.5%) - continued
3,000	JSR Corporation	$58,933
16,721	Kadant, Inc.	1,678,788
6,000	Kaneka Corporation	54,687
8,350	Koppers Holdings, Inc.[i]	425,015
7,206	Kraton Performance Polymers, Inc.[i]	347,113
13,500	Kuraray Company, Ltd.	254,177
7,600	Kyoei Steel, Ltd.	144,686
17,130	Martin Marietta Materials, Inc.	3,786,415
11,400	Materion Corporation	554,040
13,902	Mercer International, Inc.	198,799
10,532	Mondi plc	273,712
83,640	Myers Industries, Inc.	1,630,980
13,610	Neenah, Inc.	1,233,746
500	Nippon Shokubai Company, Ltd.	33,705
43,917	Norsk Hydro ASA	332,927
29,730	Nucor Corporation	1,890,233
32,020	Nutanix, Inc.[i]	1,129,666
6,798	Olympic Steel, Inc.	146,089
150,386	OMNOVA Solutions, Inc.[i]	1,503,860
209,710	Owens-Illinois, Inc.[i]	4,649,271
10,300	Packaging Corporation of America	1,241,665
6,152	Platform Specialty Products Corporation[i]	61,028
218,605	Quantenna Communications, Inc.[i,j]	2,666,981
1,235	Rio Tinto, Ltd.	72,612
40,130	RPM International, Inc.	2,103,615
65,430	Ryerson Holding Corporation[i]	680,472
32,230	Schnitzer Steel Industries, Inc.	1,079,705
55,011	Schweitzer-Mauduit International, Inc.	2,495,299
15,515	Scotts Miracle-Gro Company	1,659,950
26,680	Sensient Technologies Corporation	1,951,642
3,061	Solvay SA	425,590
87,720	Steel Dynamics, Inc.	3,783,364
31,948	SunCoke Energy, Inc.[i]	383,056
4,700	Toagosei Company, Ltd.	59,662
17,866	Trinseo SA	1,297,072
30,161	United States Steel Corporation	1,061,366
19,154	UPM-Kymmene Oyj	594,631
26,111	Verso Corporation[i]	458,770
6,050	W. R. Grace & Company	424,286
144,129	Westrock Company	9,110,394
1,200	Yamato Kogyo Company, Ltd.	34,758

	Total	91,777,820

Real Estate (1.1%)
4,726	Alstria Office REIT AG	73,035
40,413	Ares Commercial Real Estate Corporation	521,328
154,833	Armada Hoffler Properties, Inc.	2,404,556
1,806	Artis Real Estate Investment Trust	20,258
22,540	Ashford Hospitality Prime, Inc.	219,314
83,421	Ashford Hospitality Trust, Inc.	561,423
26,790	Bluerock Residential Growth REIT, Inc.	270,847
16,644	British Land Company plc	155,011
263,744	Brixmor Property Group, Inc.	4,921,463
15,350	Camden Property Trust	1,413,121
78,289	Cedar Realty Trust, Inc.	475,997
81,035	Chatham Lodging Trust	1,844,357
39,922	City Office REIT, Inc.	519,385
80,266	Cousins Properties, Inc.	742,461
33,636	CyrusOne, Inc.	2,002,351
200	Daito Trust Construction Company, Ltd.	40,746
65,200	DDR Corporation	584,192
34,336	DEXUS Property Group	260,561
10,950	Digital Realty Trust, Inc.	1,247,205
33,662	Douglas Emmett, Inc.	1,382,162
49,050	Duke Realty Corporation	1,334,651
1,283	Easterly Government Properties, Inc.	27,379
16,520	Equity Commonwealth[i]	504,025
9,300	Equity Lifestyle Properties, Inc.	827,886
38,860	Franklin Street Properties Corporation	417,356
53,150	General Growth Properties, Inc.	1,243,179
36,910	GEO Group, Inc.	871,076
22,000	Hang Lung Properties, Ltd.	53,591
41,563	HFF, Inc.	2,021,624
100,830	Highwoods Properties, Inc.	5,133,255
95,670	Hospitality Properties Trust	2,855,750
72,395	Host Hotels & Resorts, Inc.	1,437,041
39,000	Hysan Development Company, Ltd.	206,909
162,471	InfraREIT, Inc.	3,018,711
60,093	Liberty Property Trust	2,584,600
18,916	Mid-America Apartment Communities, Inc.	1,902,193
98,350	Monmouth Real Estate Investment Corporation	1,750,630
62,157	National Storage Affiliates Trust	1,694,400
2,267	One Liberty Properties, Inc.	58,761
39,570	Outfront Media, Inc.	918,024
24,750	Pebblebrook Hotel Trust	919,958
43,610	Physicians Realty Trust	784,544
23,080	Ramco-Gershenson Properties Trust	339,968
11,400	RE/MAX Holdings, Inc.	552,900
93,060	Retail Properties of America, Inc.	1,250,726
1,750	RMR Group, Inc.	103,775
12,000	Road King Infrastructure, Ltd.	20,675
22,039	Ryman Hospitality Properties	1,521,132
5,273	Saul Centers, Inc.	325,608
32,806	SBA Communications Corporation[i]	5,359,188
60,314	Stockland	210,396
136,924	Summit Hotel Properties, Inc.	2,085,353
10,000	Sun Hung Kai Properties, Ltd.	166,491
4,000	Swire Pacific, Ltd.	37,009
51,419	Terreno Realty Corporation	1,802,750
11,170	UDR, Inc.	430,268
72,762	Urstadt Biddle Properties, Inc.	1,581,846
94,008	Weyerhaeuser Company	3,314,722
29,100	Wing Tai Holdings, Ltd.	49,608
30,806	Xenia Hotels & Resorts, Inc.	665,102

	Total	70,042,833

Telecommunications Services (0.2%)
66,283	AT&T, Inc.	2,577,083
3,988	Freenet AG	147,143
7,780	Intelsat SAi	26,374
89,270	KCOM Group plc	109,379
8,400	Nippon Telegraph & Telephone Corporation	394,918
38,900	NTT DOCOMO, Inc.	919,752
125,770	ORBCOMM, Inc.[i]	1,280,339
11,112	TDC AS	68,287
26,835	Telenor ASA	574,451
9,212	Telephone & Data Systems, Inc.	256,094
2,274	United States Cellular Corporation[i]	85,571
127,139	Verizon Communications, Inc.	6,729,467
39,901	Vonage Holdings Corporation[i]	405,793

	Total	13,574,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (38.8%)	Value
Utilities (0.6%)
101,220	AES Corporation	$1,096,213
5,993	American States Water Company	347,055
19,358	Artesian Resources Corporation	746,445
1,097	Canadian Utilities, Ltd.	32,648
11,900	Chubu Electric Power Company, Inc.	147,604
88,271	CMS Energy Corporation	4,175,218
4,626	Connecticut Water Service, Inc.	265,579
15,200	Consolidated Water Company, Ltd.	191,520
500	Electric Power Development Company, Ltd.	13,450
293	Elia System Operator SA	16,839
10,518	Eversource Energy	664,527
39,480	MDU Resources Group, Inc.	1,061,222
11,779	Middlesex Water Company	470,100
24,990	New Jersey Resources Corporation	1,004,598
33,220	NorthWestern Corporation	1,983,234
214,654	OGE Energy Corporation	7,064,263
19,300	Osaka Gas Company, Ltd.	371,126
127,247	PG&E Corporation	5,704,483
42,360	PNM Resources, Inc.	1,713,462
10,420	Portland General Electric Company	474,944
10,235	PPL Corporation	316,773
34,000	Public Service Enterprise Group, Inc.	1,751,000
7,107	Redes Energeticas Nacionais SGPS SA	21,139
16,290	Southwest Gas Holdings, Inc.	1,311,019
9,090	Spire, Inc.	683,114
18,310	TerraForm Power, Inc.[j]	218,988
6,400	Tokyo Gas Company, Ltd.	146,230
68,517	UGI Corporation	3,216,873
2,984	Unitil Corporation	136,130
1,094	Verbund AG	26,365

	Total	35,372,161

	Total Common Stock (cost $1,775,202,220)	2,397,855,541

Principal Amount	Long-Term Fixed Income (14.9%)
Asset-Backed Securities (0.7%)
	Access Group, Inc.
$252,742	2.052%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,k	250,270
	ALM Loan Funding CLO
975,000	2.493%, (LIBOR 3M + 1.140%), 10/17/2026, Ser. 2014-11A, Class A1R*,b	976,865
	AMSR Trust
1,075,000	2.891%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Ab,k	1,081,567
	Apidos CLO XVIII
950,000	2.483%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	951,662
	Ares XXXII CLO, Ltd.
750,000	2.626%, (LIBOR 3M + 1.210%), 11/15/2025, Ser. 2014-32A, Class A1R*,b	752,762
	Babson CLO, Ltd.
385,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	385,368
	Bayview Koitere Fund Trust
970,693	4.000%, 11/28/2053, Ser. 2017-SPL3, Class Ab,k	999,668
	Betony CLO, Ltd.
350,000	2.709%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,b	352,335
	Birchwood Park CLO, Ltd.
385,000	2.539%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	386,284
	BlueMountain CLO, Ltd.
725,000	2.499%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	726,955
	Carlyle Global Market Strategies CLO, Ltd.
400,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,b	400,776
	Cent CLO 16, LP
228,483	2.627%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,b	228,825
	Cent CLO 22, Ltd.
400,000	2.802%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	400,709
	Chesapeake Funding II, LLC
592,511	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[k]	591,380
	Commonbond Student Loan Trust
740,241	2.730%, 10/25/2040, Ser. 2016-B, Class A1[k]	738,510
	DRB Prime Student Loan Trust
412,395	3.238%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,b	422,065
1,250,764	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	1,260,421
	Dryden 34 Senior Loan Fund CLO
385,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,b	386,560
	Earnest Student Loan Program, LLC
1,731,792	3.020%, 5/25/2034, Ser. 2016-B, Class A2[k]	1,742,469
	Edlinc Student Loan Funding Trust
174,597	4.210%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	177,637
	Galaxy XX CLO, Ltd.
1,200,000	2.813%, (LIBOR 3M + 1.450%), 7/20/2027, Ser. 2015-20A, Class A*,b	1,201,249
	GoldenTree Loan Opportunities IX, Ltd.
400,000	2.748%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	400,764

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Asset-Backed Securities (0.7%) - continued
	Golub Capital Partners, Ltd.
$1,095,000	2.626%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-22A, Class AR*,b	$1,094,986
750,000	2.681%, (LIBOR 3M + 1.180%), 1/20/2031, Ser. 2017-RT5, Class A*,b,c	750,000
	Laurel Road Prime Student Loan Trust
850,000	2.810%, 11/25/2042, Ser. 2017-2A, Class Ak	843,847
	Lendmark Funding Trust
600,000	2.800%, 5/20/2026, Ser. 2017-1III, Class Ak	597,555
	Limerock CLO III, LLC
1,150,000	2.563%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	1,151,306
	Madison Park Funding XIV, Ltd.
1,050,000	2.483%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	1,054,692
	Magnetite XII, Ltd.
1,200,000	2.689%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	1,207,853
	Marlette Funding Trust
1,245,302	2.390%, 7/15/2024, Ser. 2017-2A, Class Ak	1,245,063
	Morgan Stanley Bank of America Merrill Lynch Trust
1,425,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	1,451,597
1,425,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	1,449,236
	Morgan Stanley Capital, Inc.
862,976	1.702%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPb	570,626
	Mountain View CLO, Ltd.
1,200,000	2.819%, (LIBOR 3M + 1.460%), 7/15/2027, Ser. 2015-9A, Class A1A*,b	1,200,955
	Murray Hill Marketplace Trust
61,780	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	61,871
	Neuberger Berman CLO XIV, Ltd.
600,000	2.628%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	604,124
	Neuberger Berman CLO, Ltd.
260,000	2.543%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	261,565
	NZCG Funding CLO, Ltd.
1,200,000	2.925%, (LIBOR 3M + 1.550%), 4/27/2027, Ser. 2015-2A, Class A1*,b	1,202,549
	Octagon Investment Partners XX, Ltd.
975,000	2.543%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	976,450
	OHA Loan Funding, LLC
1,150,000	2.513%, (LIBOR 3M + 1.150%), 10/20/2026, Ser. 2014-1A, Class A1R*,b	1,153,268
	OZLM VIII, Ltd.
385,000	2.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	385,984
	Race Point IX CLO, Ltd.
900,000	2.569%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	907,004
	Renaissance Home Equity Loan Trust
1,101,140	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[l]	806,461
1,356,487	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[l]	1,028,451
1,157,160	5.580%, 11/25/2036, Ser. 2006-3, Class AF2[l]	637,682
	Shackleton, Ltd.
1,200,000	2.729%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	1,201,996
	SLM Student Loan Trust
458,306	1.848%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	459,980
316,312	2.527%, (LIBOR 1M + 1.050%), 5/17/2027, Ser. 2013-A, Class A2Bb,k	318,236
	SoFi Consumer Loan Program, LLC
399,086	3.260%, 8/25/2025, Ser. 2016-1, Class Ak	402,887
478,415	3.050%, 12/26/2025, Ser. 2016-3, Class Ak	480,863
735,310	2.500%, 5/26/2026, Ser. 2017-4, Class Ak	732,897
1,035,825	2.140%, 9/25/2026, Ser. 2017-5, Class A1[k]	1,033,114
	SoFi Professional Loan Program, LLC
360,552	2.420%, 3/25/2030, Ser. 2015-A, Class A2[k]	360,580
	Stanwich Mortgage Loan Company, LLC
637,783	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,l	638,508
	Symphony CLO VIII, Ltd.
132,079	2.450%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012- 8A, Class AR*,b	132,339
	Symphony CLO XV, Ltd.
1,150,000	2.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	1,153,398
	U.S. Small Business Administration
375,562	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	382,705
	Verizon Owner Trust
375,000	2.060%, 9/20/2021, Ser. 2017-1A, Class Ak	374,058

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Asset-Backed Securities (0.7%) - continued
	Voya CLO 2014-3, Ltd.
$385,000	2.236%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2017-2, Class A*,b,c	$385,000

	Total	43,514,787

Basic Materials (0.3%)
	Alcoa Nederland Holding BV
695,000	6.750%, 9/30/2024[k]	757,550
	Anglo American Capital plc
820,000	4.875%, 5/14/2025[k]	868,728
	ArcelorMittal SA
670,000	6.000%, 3/1/2021	723,600
	Braskem Netherlands Finance BV
720,000	4.500%, 1/10/2028[k]	708,336
	BWAY Holding Company
745,000	5.500%, 4/15/2024[k]	774,800
	CF Industries, Inc.
815,000	3.450%, 6/1/2023	803,794
	Chemours Company
665,000	5.375%, 5/15/2027	688,275
	First Quantum Minerals, Ltd.
355,000	7.000%, 2/15/2021[k]	368,312
500,000	7.500%, 4/1/2025[k]	542,500
	Georgia-Pacific, LLC
245,000	2.539%, 11/15/2019[k]	245,856
	Glencore Finance Canada, Ltd.
224,000	6.000%, 11/15/2041[k]	262,349
	Glencore Funding, LLC
180,000	2.419%, (LIBOR 3M + 1.060%), 4/16/2018[b,k]	180,234
224,000	4.125%, 5/30/2023[k]	231,728
300,000	4.000%, 3/27/2027[k]	301,122
	International Paper Company
600,000	4.350%, 8/15/2048	625,830
	Kinross Gold Corporation
448,000	5.950%, 3/15/2024	491,120
635,000	4.500%, 7/15/2027[k]	638,969
	Novelis Corporation
275,000	5.875%, 9/30/2026[k]	280,500
	Olin Corporation
895,000	5.125%, 9/15/2027	941,988
	Peabody Securities Finance Corporation
745,000	6.375%, 3/31/2025[k]	774,800
	Platform Specialty Products Corporation
500,000	5.875%, 12/1/2025[k]	496,250
	Sherwin-Williams Company
540,000	3.125%, 6/1/2024	542,860
	Steel Dynamics, Inc.
615,000	5.000%, 12/15/2026	650,363
	Teck Resources, Ltd.
955,000	6.125%, 10/1/2035	1,069,600
	Vale Overseas, Ltd.
531,000	5.875%, 6/10/2021	578,259
340,000	6.250%, 8/10/2026	393,890
350,000	6.875%, 11/10/2039	429,187
	Westlake Chemical Corporation
448,000	3.600%, 8/15/2026	450,468

	Total	15,821,268

Capital Goods (0.3%)
	AECOM
920,000	5.875%, 10/15/2024	996,544
	Ardagh Packaging Finance plc
760,000	6.000%, 2/15/2025[k]	799,900
	Ashtead Capital, Inc.
630,000	4.125%, 8/15/2025[k]	636,300
	Bombardier, Inc.
895,000	7.500%, 3/15/2025[k]	901,713
	Building Materials Corporation of
	America
660,000	6.000%, 10/15/2025[k]	704,550
	Cemex SAB de CV
730,000	6.125%, 5/5/2025[k]	778,910
	Cintas Corporation No. 2
345,000	3.700%, 4/1/2027	358,880
	CNH Industrial Capital, LLC
370,000	4.375%, 11/6/2020	383,875
480,000	4.875%, 4/1/2021	504,000
	CNH Industrial NV
450,000	4.500%, 8/15/2023	468,081
600,000	3.850%, 11/15/2027	598,874
	Crown Americas Capital Corporation IV
670,000	4.500%, 1/15/2023	680,050
	General Dynamics Corporation
600,000	2.375%, 11/15/2024	586,589
	Huntington Ingalls Industries, Inc.
720,000	3.483%, 12/1/2027[k]	718,200
	L3 Technologies, Inc.
1,055,000	3.950%, 5/28/2024	1,097,986
	Lockheed Martin Corporation
150,000	2.500%, 11/23/2020	150,947
480,000	3.600%, 3/1/2035	483,531
448,000	4.500%, 5/15/2036	501,990
120,000	6.150%, 9/1/2036	158,797
	Northrop Grumman Corporation
820,000	3.850%, 4/15/2045	825,715
	Owens-Brockway Glass Container, Inc.
960,000	5.000%, 1/15/2022[k]	993,600
	Pentair Finance SA
545,000	2.900%, 9/15/2018	547,142
	Republic Services, Inc.
335,000	2.900%, 7/1/2026	327,937
	Reynolds Group Issuer, Inc.
670,000	5.125%, 7/15/2023[k]	693,450
	Roper Industries, Inc.
601,000	2.050%, 10/1/2018	600,908
	Roper Technologies, Inc.
336,000	2.800%, 12/15/2021	336,554
	Siemens Financieringsmaatschappij NV
932,000	4.200%, 3/16/2047[k]	1,021,548
	Standard Industries, Inc.
415,000	5.500%, 2/15/2023[k]	432,638

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Capital Goods (0.3%) - continued
	Textron, Inc.
$400,000	7.250%, 10/1/2019	$431,927
720,000	3.375%, 3/1/2028	715,749
	United Rentals North America, Inc.
680,000	5.500%, 7/15/2025	720,800
	United Technologies Corporation
600,000	4.050%, 5/4/2047	627,406
	Waste Management, Inc.
90,000	3.125%, 3/1/2025	90,682

	Total	19,875,773

Collateralized Mortgage Obligations (0.5%)
	Angel Oak Mortgage Trust I, LLC
297,788	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	299,138
	Bayview Opportunity Master Fund Trust
868,429	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Ab,k	894,906
1,405,651	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Ab,k	1,447,166
1,154,206	3.500%, 5/28/2069, Ser. 2011-2, Class A2[b,k]	1,172,914
	BCAP, LLC Trust
810,727	1.732%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[b]	773,513
	Citigroup Mortgage Loan Trust, Inc.
293,558	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	292,440
	CitiMortgage Alternative Loan Trust
969,266	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	914,580
	COLT Mortgage Loan Trust
519,193	2.800%, 12/26/2046, Ser. 2016-3, Class A1*,b	519,004
1,491,978	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,k	1,494,437
	Countrywide Alternative Loan Trust
371,199	3.376%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	327,648
300,637	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	202,001
179,383	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	174,345
922,448	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	769,282
915,459	7.000%, 10/25/2037, Ser. 2007-24, Class A10	564,374
	Countrywide Home Loans, Inc.
338,032	5.750%, 4/25/2037, Ser. 2007-3, Class A27	293,155
	Deutsche Alt-A Securities Mortgage Loan Trust
250,654	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	227,817
	Federal Home Loan Mortgage Corporation
1,763,524	4.000%, 7/15/2031, Ser.- 4104, Class KIm	195,025
1,081,471	3.000%, 2/15/2033, Ser. 4170, Class IGm	124,398
	Federal National Mortgage Association
2,079,919	3.500%, 1/25/2033, Ser. 2012-150, Class YIm	268,005
	Impac Secured Assets Trust
1,733,901	1.792%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	1,437,922
	J.P. Morgan Mortgage Trust
561,447	3.588%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	519,039
977,157	1.932%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	590,891
1,161,516	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	770,649
	MASTR Alternative Loans Trust
249,717	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	252,130
572,004	2.002%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	280,415
	Merrill Lynch Alternative Note Asset Trust
257,159	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	215,621
	Preston Ridge Partners Mortgage Trust, LLC
2,197,224	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,l	2,190,645
	Pretium Mortgage Credit Partners, LLC
717,365	3.500%, 4/29/2032, Ser. 2017-NPL1, Class A1*,l	718,480
1,012,945	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[k,l]	1,011,832
	Residential Accredit Loans, Inc. Trust
871,448	2.302%, (LIBOR 1M + 0.750%), 6/25/2035, Ser. 2005-QS7, Class A3[b]	716,455
	Residential Asset Securitization Trust
1,081,285	1.932%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	272,462
	Sequoia Mortgage Trust
568,149	3.559%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	471,924
	Sunset Mortgage Loan Company, LLC
1,481,710	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,l	1,475,547
565,125	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,l	565,296
	TBW Mortgage-Backed Trust
2,830,106	5.965%, 7/25/2037, Ser. 2007-2, Class A1Ab	1,748,100
	Towd Point Mortgage Trust
1,069,235	2.750%, 10/25/2056, Ser. 2017-1, Class A1[b,k]	1,067,744
811,966	2.152%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,k]	812,957

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Collateralized Mortgage Obligations (0.5%) - continued
	Verus Securitization Trust
$924,081	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,l	$926,811
1,293,564	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*	1,294,069
	WaMu Mortgage Pass Through Certificates
142,849	3.235%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	138,335
292,286	3.287%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	284,190
1,324,858	2.023%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	1,197,333
	Washington Mutual Mortgage Pass Through Certificates Trust
789,433	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	638,694

	Total	30,551,689

Commercial Mortgage-Backed Securities (0.5%)
	Commercial Mortgage Trust
350,000	3.039%, 11/12/2046, Ser. 2013-CR13, Class A2	352,661
	CSAIL Commercial Mortgage Trust
1,900,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	1,945,574
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,134,010	2.776%, 3/25/2023, Ser. K724, Class A1	1,148,108
3,750,000	3.002%, 1/25/2024, Ser. K725, Class A2	3,832,233
1,600,000	3.430%, 1/25/2027, Ser. K063, Class A2[b]	1,672,283
	Federal National Mortgage Association - ACES
1,206,441	2.417%, 9/25/2026, Ser. 2017-M1, Class A1[b]	1,196,652
1,200,000	2.486%, 12/25/2026, Ser. 2017-M3, Class A2[b]	1,165,371
1,800,000	2.784%, 2/25/2027, Ser. 2017-M2, Class A2[b]	1,790,857
2,375,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	2,387,198
	Federal National Mortgage Association Grantor Trust
2,399,486	2.898%, 6/25/2027, Ser. 2017-T1, Class A	2,382,120
	GS Mortgage Securities Trust
1,250,000	3.801%, 1/10/2047, Ser. 2015-23A, Class AR	1,308,695
2,450,000	3.666%, 9/10/2047, Ser. 2104-GC24, Class A4	2,559,527
975,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	985,530
	JPMBB Commercial Mortgage Securities Trust
1,175,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	1,195,276
	Morgan Stanley Bank of America Merrill Lynch Trust
2,950,000	3.473%, 12/15/2047, Ser. 2015-C27, Class A3	3,038,653
	SCG Trust
425,000	3.127%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Ab,k	424,738
	UBS Commercial Mortgage Trust
1,337,360	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	1,371,787
	WFRBS Commercial Mortgage Trust
1,200,000	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	1,207,851

	Total	29,965,114

Communications Services (0.6%)
	21st Century Fox America, Inc.
460,000	6.900%, 3/1/2019	484,129
	Altice Financing SA
770,000	6.625%, 2/15/2023[k]	806,267
	AMC Networks, Inc.
690,000	5.000%, 4/1/2024	698,625
	America Movil SAB de CV
288,000	5.000%, 10/16/2019	300,951
	American Tower Corporation
560,000	3.300%, 2/15/2021	570,218
	AT&T, Inc.
212,000	5.875%, 10/1/2019	224,589
165,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b]	166,969
350,000	3.800%, 3/1/2024	358,366
840,000	3.900%, 8/14/2027	845,370
368,000	4.100%, 2/15/2028[k]	369,108
281,000	4.300%, 2/15/2030[k]	280,935
480,000	5.250%, 3/1/2037	507,320
1,380,000	4.900%, 8/14/2037	1,399,290
336,000	6.350%, 3/15/2040	396,918
355,000	5.550%, 8/15/2041	385,527
275,000	4.750%, 5/15/2046	268,733
	British Sky Broadcasting Group plc
320,000	2.625%, 9/16/2019[k]	320,589
455,000	3.125%, 11/26/2022[k]	457,575
	CCO Holdings, LLC
900,000	5.875%, 4/1/2024[k]	938,250
	CenturyLink, Inc.
775,000	6.450%, 6/15/2021	782,750
	Charter Communications Operating, LLC
217,000	6.834%, 10/23/2055	260,797
288,000	3.579%, 7/23/2020	293,350
1,048,000	4.908%, 7/23/2025	1,113,966
	Clear Channel Worldwide Holdings, Inc.
760,000	6.500%, 11/15/2022	772,350
	Comcast Corporation
360,000	2.750%, 3/1/2023	361,661
960,000	4.400%, 8/15/2035	1,048,849
140,000	4.650%, 7/15/2042	157,456
240,000	4.750%, 3/1/2044	274,984

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Communications Services (0.6%) - continued
	Cox Communications, Inc.
$600,000	3.350%, 9/15/2026[k]	$586,186
240,000	4.600%, 8/15/2047[k]	242,012
	Crown Castle International Corporation
521,000	3.400%, 2/15/2021	532,019
931,000	5.250%, 1/15/2023	1,019,255
480,000	3.200%, 9/1/2024	474,915
	CSC Holdings, LLC
100,000	5.500%, 4/15/2027[k]	102,000
	Digicel, Ltd.
1,295,000	6.000%, 4/15/2021*	1,274,591
	Discovery Communications, LLC
600,000	4.900%, 3/11/2026	639,928
950,000	5.000%, 9/20/2037	983,609
	Gray Television, Inc.
735,000	5.875%, 7/15/2026[k]	753,375
	Level 3 Communications, Inc.
920,000	5.375%, 1/15/2024	918,850
	Level 3 Financing, Inc.
335,000	5.375%, 5/1/2025	334,581
	Moody’s Corporation
308,000	2.750%, 12/15/2021	308,352
	Neptune Finco Corporation
768,000	10.875%, 10/15/2025[k]	912,000
	Netflix, Inc.
840,000	4.875%, 4/15/2028[k]	823,200
	Nexstar Escrow Corporation
740,000	5.625%, 8/1/2024[k]	764,050
	Omnicom Group, Inc.
224,000	3.600%, 4/15/2026	226,558
	S&P Global, Inc.
448,000	3.300%, 8/14/2020	456,304
	SES Global Americas Holdings GP
365,000	2.500%, 3/25/2019[k]	363,636
	SFR Group SA
1,165,000	6.000%, 5/15/2022[k]	1,179,562
	Sprint Communications, Inc.
615,000	6.000%, 11/15/2022	615,000
	Sprint Corporation
640,000	7.625%, 2/15/2025	670,400
	Telefonica Emisiones SAU
244,000	3.192%, 4/27/2018	244,867
	Time Warner Entertainment Company, LP
459,000	8.375%, 3/15/2023	557,212
	T-Mobile USA, Inc.
1,040,000	6.125%, 1/15/2022	1,072,760
	Verizon Communications, Inc.
1,008,000	5.150%, 9/15/2023	1,121,374
1,054,000	3.376%, 2/15/2025[k]	1,057,736
319,000	4.272%, 1/15/2036	317,122
960,000	4.862%, 8/21/2046	999,087
748,000	4.522%, 9/15/2048	735,845
	Viacom, Inc.
360,000	3.875%, 12/15/2021	367,160
240,000	4.250%, 9/1/2023	245,001
480,000	6.875%, 4/30/2036	544,307
336,000	5.850%, 9/1/2043	347,408
	Virgin Media Secured Finance plc
745,000	5.250%, 1/15/2026[k]	752,450
	Windstream Services, LLC
600,000	8.625%, 10/31/2025[k]	577,500

	Total	37,966,104

Consumer Cyclical (0.4%)
	Amazon.com, Inc.
300,000	3.150%, 8/22/2027[k]	300,363
600,000	3.875%, 8/22/2037[k]	636,177
360,000	4.050%, 8/22/2047[k]	387,600
	American Honda Finance Corporation
510,000	2.000%, 2/14/2020	507,359
	Aptiv plc
560,000	3.150%, 11/19/2020	568,608
	Automatic Data Processing, Inc.
100,000	3.375%, 9/15/2025	103,190
	Cinemark USA, Inc.
1,130,000	4.875%, 6/1/2023	1,144,125
	CVS Health Corporation
110,000	2.250%, 8/12/2019	109,656
1,440,000	4.875%, 7/20/2035	1,592,987
600,000	5.125%, 7/20/2045	687,067
	D.R. Horton, Inc.
525,000	2.550%, 12/1/2020	524,176
	Daimler Finance North America, LLC
448,000	1.998%, (LIBOR 3M + 0.620%), 10/30/2019[b,k]	450,137
	Delphi Jersey Holdings plc
780,000	5.000%, 10/1/2025[k]	789,750
	Ford Motor Credit Company, LLC
550,000	2.551%, 10/5/2018	551,595
450,000	2.943%, 1/8/2019	452,807
430,000	2.262%, 3/28/2019	429,321
224,000	2.459%, 3/27/2020	223,267
168,000	3.200%, 1/15/2021	170,336
350,000	2.956%, (LIBOR 3M + 1.270%), 3/28/2022[b]	355,823
	General Motors Financial Company, Inc.
	2.289%, (LIBOR 3M +
185,000	0.930%), 4/13/2020[b]	186,851
332,000	3.700%, 11/24/2020	340,801
224,000	4.200%, 3/1/2021	232,929
525,000	3.150%, 6/30/2022	524,525
224,000	3.950%, 4/13/2024	230,558
385,000	4.300%, 7/13/2025	401,113
	Home Depot, Inc.
530,000	3.000%, 4/1/2026	530,554
575,000	5.400%, 9/15/2040	731,755
336,000	4.250%, 4/1/2046	374,891
590,000	3.900%, 6/15/2047	621,607
	Hyundai Capital America
176,000	2.400%, 10/30/2018[k]	175,829
510,000	2.550%, 4/3/2020[k]	505,808
336,000	3.000%, 10/30/2020[k]	335,418
	Jaguar Land Rover Automotive plc
630,000	5.625%, 2/1/2023[k]	644,962
	KB Home
503,000	4.750%, 5/15/2019	511,803
	L Brands, Inc.
630,000	5.625%, 2/15/2022	671,737

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Consumer Cyclical (0.4%) - continued
	Landry’s, Inc.
$695,000	6.750%, 10/15/2024[k]	$707,163
	Lear Corporation
485,000	5.250%, 1/15/2025	517,772
	Lennar Corporation
660,000	4.875%, 12/15/2023	693,000
365,000	4.500%, 4/30/2024	374,235
	Live Nation Entertainment, Inc.
200,000	5.375%, 6/15/2022[k]	206,750
380,000	4.875%, 11/1/2024[k]	389,500
	McDonald’s Corporation
335,000	2.750%, 12/9/2020	338,450
448,000	2.625%, 1/15/2022	448,870
	MGM Resorts International
915,000	6.000%, 3/15/2023	988,200
	Navistar International Corporation
795,000	6.625%, 11/1/2025[k]	829,487
	New Red Finance, Inc.
750,000	4.250%, 5/15/2024[k]	748,125
	Nissan Motor Acceptance Corporation
360,000	2.150%, 9/28/2020[k]	356,999
	Prime Security Services Borrower, LLC
1,025,000	9.250%, 5/15/2023[k]	1,137,750
	Scientific Games International, Inc.
705,000	7.000%, 1/1/2022[k]	742,894
	Six Flags Entertainment Corporation
760,000	4.875%, 7/31/2024[k]	771,400
	Toll Brothers Finance Corporation
186,000	4.000%, 12/31/2018	189,022

	Total	26,445,102

Consumer Non-Cyclical (0.6%)
	Abbott Laboratories
610,000	2.900%, 11/30/2021	616,994
280,000	3.400%, 11/30/2023	284,799
941,000	4.750%, 11/30/2036	1,056,567
475,000	4.900%, 11/30/2046	544,097
	AbbVie, Inc.
795,000	2.500%, 5/14/2020	797,402
540,000	3.600%, 5/14/2025	555,033
560,000	4.450%, 5/14/2046	608,164
	Actavis Funding SCS
360,000	4.550%, 3/15/2035	380,690
	Altria Group, Inc.
224,000	2.850%, 8/9/2022	225,440
280,000	2.625%, 9/16/2026	270,660
	Amgen, Inc.
708,000	2.200%, 5/11/2020	704,043
224,000	2.700%, 5/1/2022	223,734
300,000	3.125%, 5/1/2025	301,158
1,440,000	3.200%, 11/2/2027	1,437,774
	Anheuser-Busch InBev Finance, Inc.
240,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	247,663
809,000	3.650%, 2/1/2026	834,661
896,000	4.700%, 2/1/2036	1,004,823
	Anheuser-Busch InBev Worldwide, Inc.
184,000	3.750%, 1/15/2022	192,291
	BAT Capital Corporation
240,000	2.297%, 8/14/2020[k]	238,664
360,000	3.222%, 8/15/2024[k]	359,904
350,000	3.557%, 8/15/2027[k]	350,350
480,000	4.540%, 8/15/2047[k]	504,934
	BAT International Finance plc
220,000	2.099%, (LIBOR 3M + 0.510%), 6/15/2018[b,k]	220,170
	Bayer U.S. Finance, LLC
336,000	3.375%, 10/8/2024[k]	341,787
	Becton, Dickinson and Company
516,000	3.734%, 12/15/2024	528,371
354,000	4.669%, 6/6/2047	382,931
	Boston Scientific Corporation
200,000	6.000%, 1/15/2020	213,467
325,000	3.850%, 5/15/2025	334,046
336,000	7.375%, 1/15/2040	463,732
	Bunge Limited Finance Corporation
282,000	8.500%, 6/15/2019	305,457
300,000	3.500%, 11/24/2020	306,236
	Cardinal Health, Inc.
236,000	3.079%, 6/15/2024	232,270
475,000	3.410%, 6/15/2027	464,815
	Celgene Corporation
945,000	2.875%, 8/15/2020	953,743
	Church & Dwight Company, Inc.
140,000	2.450%, 12/15/2019	140,397
	Clorox Company
720,000	3.100%, 10/1/2027	714,919
	EMD Finance, LLC
280,000	2.950%, 3/19/2022[k]	281,170
	Energizer Holdings, Inc.
820,000	5.500%, 6/15/2025[k]	854,071
	Envision Healthcare Corporation
970,000	5.125%, 7/1/2022[k]	940,900
	Express Scripts Holding Company
224,000	3.000%, 7/15/2023	222,408
	Forest Laboratories, LLC
126,000	4.875%, 2/15/2021[k]	133,363
	Gilead Sciences, Inc.
224,000	2.950%, 3/1/2027	220,249
	Grupo Bimbo SAB de CV
370,000	4.700%, 11/10/2047[k]	373,408
	H. J. Heinz Company
350,000	3.500%, 7/15/2022	357,919
	HCA, Inc.
585,000	5.250%, 6/15/2026	620,100
300,000	4.500%, 2/15/2027	301,500
	Imperial Tobacco Finance plc
450,000	2.950%, 7/21/2020[k]	454,314
	JBS USA, LLC
670,000	5.750%, 6/15/2025[k]	644,875
	Johnson & Johnson
600,000	2.900%, 1/15/2028	600,704
	Kimberly-Clark Corporation
600,000	3.900%, 5/4/2047	634,702
	Kraft Foods Group, Inc.
448,000	5.000%, 6/4/2042	480,329
	Kroger Company
300,000	2.800%, 8/1/2022	298,872

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Consumer Non-Cyclical (0.6%) - continued
	Laboratory Corporation of America Holdings
$165,000	2.625%, 2/1/2020	$165,425
	McKesson Corporation
225,000	4.883%, 3/15/2044	244,648
	Mead Johnson Nutrition Company
200,000	3.000%, 11/15/2020	202,981
	Medtronic, Inc.
1,720,000	4.375%, 3/15/2035	1,937,644
235,000	4.625%, 3/15/2045	273,538
	Merck & Company, Inc.
175,000	1.785%, (LIBOR 3M + 0.375%), 2/10/2020[b]	176,077
88,000	3.700%, 2/10/2045	91,780
	Molson Coors Brewing Company
392,000	2.250%, 3/15/2020	390,001
	Mondelez International Holdings Netherlands BV
510,000	2.000%, 10/28/2021[k]	496,106
	Mondelez International, Inc.
247,000	1.897%, (LIBOR 3M + 0.520%), 2/1/2019[b]	247,603
	Mylan NV
450,000	3.000%, 12/15/2018	452,403
120,000	3.150%, 6/15/2021	120,658
228,000	5.250%, 6/15/2046	249,611
	Newell Rubbermaid, Inc.
336,000	5.500%, 4/1/2046	400,264
	PepsiCo, Inc.
450,000	2.850%, 2/24/2026	446,303
	Post Holdings, Inc.
760,000	5.500%, 3/1/2025[k]	786,600
	Reynolds American, Inc.
672,000	5.700%, 8/15/2035	800,504
	Roche Holdings, Inc.
336,000	4.000%, 11/28/2044[k]	360,046
	Shire Acquisitions Investments Ireland Designated Activity Company
690,000	2.400%, 9/23/2021	679,067
	Simmons Foods, Inc.
780,000	5.750%, 11/1/2024[k]	773,175
	Smithfield Foods, Inc.
555,000	2.700%, 1/31/2020[k]	551,348
	Tenet Healthcare Corporation
805,000	8.125%, 4/1/2022	819,088
	Teva Pharmaceutical Finance Netherlands III BV
600,000	3.150%, 10/1/2026	495,254
	Thermo Fisher Scientific, Inc.
168,000	3.000%, 4/15/2023	169,011
	TreeHouse Foods, Inc.
450,000	4.875%, 3/15/2022	455,063
	Tyson Foods, Inc.
236,000	3.550%, 6/2/2027	241,585
	VRX Escrow Corporation
1,495,000	6.125%, 4/15/2025[k]	1,367,925
	Zoetis, Inc.
768,000	4.700%, 2/1/2043	857,863

	Total	39,012,641

Energy (0.6%)
	Alliance Resource Operating Partners, LP
730,000	7.500%, 5/1/2025[k]	775,625
	Anadarko Petroleum Corporation
710,000	4.850%, 3/15/2021	749,719
	Antero Resources Corporation
240,000	5.125%, 12/1/2022	244,800
500,000	5.625%, 6/1/2023	520,000
	BP Capital Markets plc
452,000	3.062%, 3/17/2022	460,307
665,000	3.535%, 11/4/2024	690,762
120,000	3.119%, 5/4/2026	121,255
840,000	3.279%, 9/19/2027	850,071
	Buckeye Partners, LP
288,000	2.650%, 11/15/2018	288,831
	Canadian Natural Resources, Ltd.
585,000	3.450%, 11/15/2021	598,304
225,000	6.250%, 3/15/2038	280,784
	Canadian Oil Sands, Ltd.
315,000	9.400%, 9/1/2021[k]	376,580
	Cenovus Energy, Inc.
475,000	3.800%, 9/15/2023	479,673
394,000	5.200%, 9/15/2043	399,563
	Cheniere Corpus Christi Holdings, LLC
685,000	5.875%, 3/31/2025	742,369
	Cheniere Energy Partners, LP
785,000	5.250%, 10/1/2025[k]	798,737
	Cimarex Energy Company
336,000	4.375%, 6/1/2024	356,485
	Columbia Pipeline Group, Inc.
450,000	2.450%, 6/1/2018	450,265
	Concho Resources, Inc.
305,000	4.375%, 1/15/2025	317,200
	ConocoPhillips
590,000	6.500%, 2/1/2039	825,067
	Continental Resources, Inc.
595,000	5.000%, 9/15/2022	603,925
	El Paso Pipeline Partners Operating Company, LLC
355,000	4.300%, 5/1/2024	369,538
	Enbridge, Inc.
400,000	2.900%, 7/15/2022	397,528
	Encana Corporation
100,000	3.900%, 11/15/2021	102,764
	Energy Transfer Equity, LP
670,000	5.500%, 6/1/2027	683,400
	Energy Transfer Partners, LP
448,000	4.650%, 6/1/2021	470,201
265,000	4.900%, 3/15/2035	261,969
	Energy Transfer, LP
250,000	5.150%, 2/1/2043	236,559
	EnLink Midstream Partners, LP
225,000	4.150%, 6/1/2025	227,296
168,000	4.850%, 7/15/2026	175,998
	Enterprise Products Operating, LLC
172,000	5.100%, 2/15/2045	196,096
	EQT Corporation
118,000	8.125%, 6/1/2019	127,071
250,000	4.875%, 11/15/2021	266,519
300,000	3.000%, 10/1/2022	296,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Energy (0.6%) - continued
$240,000	3.900%, 10/1/2027	$238,521
	Exxon Mobil Corporation
180,000	4.114%, 3/1/2046	200,874
	Hess Corporation
355,000	6.000%, 1/15/2040	392,019
	Kinder Morgan Energy Partners, LP
340,000	3.500%, 3/1/2021	345,797
	Magellan Midstream Partners, LP
315,000	5.000%, 3/1/2026	349,818
	Marathon Oil Corporation
336,000	2.700%, 6/1/2020	336,026
830,000	6.600%, 10/1/2037	1,039,240
	Marathon Petroleum Corporation
165,000	3.400%, 12/15/2020	168,584
480,000	6.500%, 3/1/2041	601,167
	MPLX, LP
708,000	4.875%, 6/1/2025	758,609
350,000	4.125%, 3/1/2027	358,386
	Newfield Exploration Company
850,000	5.625%, 7/1/2024	913,750
	Noble Energy, Inc.
202,000	5.625%, 5/1/2021	207,491
	ONEOK, Inc.
1,053,000	7.500%, 9/1/2023	1,253,144
355,000	4.000%, 7/13/2027	359,701
	Parsley Energy, LLC
335,000	5.625%, 10/15/2027[k]	342,537
	PBF Holding Company, LLC
590,000	7.250%, 6/15/2025	620,237
	Petrobras Global Finance BV
140,000	8.375%, 5/23/2021	159,670
590,000	6.250%, 3/17/2024	626,580
	Petroleos Mexicanos
705,000	6.000%, 3/5/2020	748,005
157,500	2.378%, 4/15/2025	156,712
295,000	6.750%, 9/21/2047	307,936
	Pioneer Natural Resources Company
225,000	4.450%, 1/15/2026	241,105
	Plains All American Pipeline, LP
550,000	5.000%, 2/1/2021	576,306
	Regency Energy Partners, LP
448,000	5.875%, 3/1/2022	489,726
670,000	5.000%, 10/1/2022	714,113
	Rowan Companies, Inc.
95,000	7.375%, 6/15/2025	97,019
	Sabine Pass Liquefaction, LLC
345,000	6.250%, 3/15/2022	383,816
420,000	5.625%, 4/15/2023	461,029
480,000	5.750%, 5/15/2024	533,409
670,000	5.625%, 3/1/2025	738,859
	Schlumberger Holdings Corporation
165,000	3.000%, 12/21/2020[k]	167,115
	Shell International Finance BV
165,000	1.863%, (LIBOR 3M + 0.450%), 5/11/2020[b]	166,510
	Southwestern Energy Company
785,000	7.500%, 4/1/2026	834,062
	SRC Energy, Inc.
785,000	6.250%, 12/1/2025[k]	802,663
	Suncor Energy, Inc.
270,000	3.600%, 12/1/2024	275,869
	Sunoco Logistics Partners Operations, LP
200,000	4.400%, 4/1/2021	207,966
	Tesoro Corporation
708,000	4.750%, 12/15/2023[k]	761,031
	Weatherford International, Ltd.
680,000	8.250%, 6/15/2023	686,800
	Western Gas Partners, LP
472,000	4.000%, 7/1/2022	481,466
	Williams Companies, Inc.
600,000	7.500%, 1/15/2031	733,500
	Williams Partners, LP
280,000	4.000%, 11/15/2021	289,535
300,000	4.500%, 11/15/2023	317,225
450,000	3.750%, 6/15/2027	450,807
475,000	6.300%, 4/15/2040	583,800
	Woodside Finance, Ltd.
600,000	3.650%, 3/5/2025[k]	603,504
240,000	3.700%, 3/15/2028[k]	238,278

	Total	37,062,341

Financials (1.7%)
	ABN AMRO Bank NV
450,000	4.750%, 7/28/2025[k]	477,675
	ACE INA Holdings, Inc.
335,000	4.350%, 11/3/2045	377,897
	AerCap Ireland Capital Designated Activity Company
480,000	3.500%, 1/15/2025	475,685
	AerCap Ireland Capital, Ltd.
220,000	3.750%, 5/15/2019	223,463
224,000	4.625%, 10/30/2020	234,798
600,000	5.000%, 10/1/2021	639,525
224,000	4.625%, 7/1/2022	237,274
	Aetna, Inc.
480,000	2.800%, 6/15/2023	472,334
	Air Lease Corporation
220,000	2.125%, 1/15/2018	219,985
90,000	2.625%, 9/4/2018	90,265
590,000	3.375%, 1/15/2019	595,679
	Ally Financial, Inc.
440,000	3.750%, 11/18/2019	445,544
475,000	4.125%, 3/30/2020	484,500
	American Express Credit Corporation
350,000	2.150%, (LIBOR 3M + 0.550%), 3/18/2019[b]	351,379
720,000	1.875%, 5/3/2019	717,046
	American International Group, Inc.
150,000	3.300%, 3/1/2021	152,900
336,000	4.125%, 2/15/2024	354,948
720,000	3.750%, 7/10/2025	742,164
650,000	3.900%, 4/1/2026	673,885
	Anthem, Inc.
590,000	4.625%, 5/15/2042	642,274
	Aon plc
168,000	3.875%, 12/15/2025	175,609
	ASP AMC Merger Sub, Inc.
850,000	8.000%, 5/15/2025[k]	816,000
	Avalonbay Communities, Inc.
500,000	3.500%, 11/15/2025[j]	512,623

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Financials (1.7%) - continued
	Banco Santander SA
$800,000	6.375%, 5/19/2019[b,n]	$817,768
	Bank of America Corporation
370,000	2.728%, (LIBOR 3M + 1.070%), 3/22/2018[b]	370,697
295,000	2.205%, (LIBOR 3M + 0.870%), 4/1/2019[b]	297,356
300,000	2.369%, 7/21/2021[b]	299,455
360,000	2.328%, 10/1/2021[b]	358,959
595,000	3.300%, 1/11/2023	608,599
475,000	2.881%, 4/24/2023[b]	475,640
448,000	4.000%, 4/1/2024	473,496
1,320,000	4.000%, 1/22/2025	1,372,968
600,000	3.093%, 10/1/2025[b]	598,486
336,000	3.500%, 4/19/2026	343,437
720,000	4.183%, 11/25/2027	751,667
500,000	3.824%, 1/20/2028[b]	517,040
561,000	5.875%, 2/7/2042	742,260
	Bank of New York Mellon Corporation
560,000	2.500%, 4/15/2021	561,208
	Bank of Nova Scotia
500,000	2.700%, 3/7/2022	499,937
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
145,000	2.850%, 9/8/2021[k]	145,648
	Barclays Bank plc
112,000	10.179%, 6/12/2021[k]	136,486
	Barclays plc
264,000	2.750%, 11/8/2019	264,568
680,000	3.684%, 1/10/2023	689,970
448,000	3.650%, 3/16/2025	447,201
	BB&T Corporation
150,000	2.074%, (LIBOR 3M + 0.715%), 1/15/2020[b]	151,351
	Berkshire Hathaway Energy Company
375,000	4.500%, 2/1/2045	418,849
	Berkshire Hathaway, Inc.
280,000	2.750%, 3/15/2023	281,789
	BPCE SA
300,000	3.000%, 5/22/2022[k]	299,834
840,000	3.500%, 10/23/2027[k]	826,552
	Capital One Financial Corporation
235,000	2.450%, 4/24/2019	235,530
413,000	2.500%, 5/12/2020	412,457
448,000	3.050%, 3/9/2022	451,086
	Capital One NA
595,000	2.350%, 1/31/2020	593,176
	CBOE Holdings, Inc.
275,000	1.950%, 6/28/2019	273,236
	Cigna Corporation
950,000	3.050%, 10/15/2027	932,836
	CIT Group, Inc.
905,000	5.000%, 8/15/2022	959,300
	Citigroup, Inc.
245,000	2.119%, (LIBOR 3M + 0.770%), 4/8/2019[b]	246,350
600,000	2.140%, (LIBOR 3M + 0.790%), 1/10/2020[b]	603,567
450,000	2.700%, 3/30/2021	451,324
530,000	2.750%, 4/25/2022	528,862
244,000	4.050%, 7/30/2022	253,923
685,000	4.400%, 6/10/2025	722,872
448,000	3.200%, 10/21/2026	444,375
720,000	3.668%, 7/24/2028[b]	730,260
336,000	4.125%, 7/25/2028	346,191
600,000	3.520%, 10/27/2028[b]	602,648
	Citizens Bank NA
625,000	2.300%, 12/3/2018	625,424
485,000	2.200%, 5/26/2020	481,586
	Commerzbank AG
600,000	8.125%, 9/19/2023[k]	717,397
	Commonwealth Bank of Australia
336,000	2.250%, 3/10/2020[k]	334,946
	Compass Bank
250,000	2.750%, 9/29/2019	250,666
	Cooperatieve Centrale Raiffeisen - Boerenleenbank BA
608,000	3.950%, 11/9/2022	633,815
1,416,000	4.625%, 12/1/2023	1,517,645
	Credit Agricole SA
290,000	2.159%, (LIBOR 3M + 0.800%), 4/15/2019[b,k]	292,104
400,000	3.375%, 1/10/2022[k]	406,194
	Credit Suisse AG
231,000	5.400%, 1/14/2020	243,820
	Credit Suisse Group AG
600,000	2.997%, 12/14/2023[b,k]	592,870
	Credit Suisse Group Funding, Ltd.
1,262,000	2.750%, 3/26/2020	1,266,846
525,000	3.125%, 12/10/2020	531,638
448,000	3.750%, 3/26/2025	457,028
	DDR Corporation
515,000	4.625%, 7/15/2022	542,918
	Deutsche Bank AG
660,000	2.700%, 7/13/2020	656,724
675,000	3.375%, 5/12/2021	681,160
280,000	4.250%, 10/14/2021	292,018
	Digital Realty Trust LP
280,000	3.400%, 10/1/2020	285,511
	Discover Bank
510,000	8.700%, 11/18/2019	560,720
	Duke Realty, LP
88,000	3.875%, 2/15/2021	90,940
264,000	4.375%, 6/15/2022	279,734
	ERP Operating, LP
90,000	3.375%, 6/1/2025	91,754
	European Investment Bank
445,000	1.875%, 3/15/2019	444,442
	Fifth Third Bancorp
148,000	2.875%, 7/27/2020	149,555
145,000	2.875%, 10/1/2021	146,408
390,000	2.600%, 6/15/2022	387,681
	Five Corners Funding Trust
590,000	4.419%, 11/15/2023[k]	632,161
	GE Capital International Funding Company
1,790,000	4.418%, 11/15/2035	1,935,888
	Goldman Sachs Group, Inc.
390,000	2.578%, (LIBOR 3M + 1.200%), 4/30/2018[b]	391,162
205,000	2.516%, (LIBOR 3M + 1.100%), 11/15/2018[b]	206,269
1,294,000	5.375%, 3/15/2020	1,371,991
210,000	2.523%, (LIBOR 3M + 1.160%), 4/23/2020[b]	213,236

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Financials (1.7%) - continued
$830,000	5.375%, 5/10/2020[b,n]	$850,626
1,446,000	5.250%, 7/27/2021	1,567,004
472,000	2.908%, 6/5/2023[b]	468,802
960,000	3.272%, 9/29/2025[b]	955,913
825,000	3.691%, 6/5/2028[b]	836,684
390,000	4.750%, 10/21/2045	446,351
	Hartford Financial Services Group, Inc.
919,000	5.125%, 4/15/2022	1,002,763
	HBOS plc
558,000	6.750%, 5/21/2018[k]	567,459
	HCP, Inc.
705,000	4.000%, 12/1/2022	738,098
176,000	3.400%, 2/1/2025	174,406
	HSBC Bank plc
495,000	2.056%, (LIBOR 3M + 0.640%), 5/15/2018[b,k]	495,819
	HSBC Holdings plc
850,000	3.400%, 3/8/2021	868,703
450,000	6.875%, 6/1/2021[b,n]	484,875
350,000	2.650%, 1/5/2022	347,637
350,000	3.600%, 5/25/2023	360,046
425,000	3.900%, 5/25/2026	440,668
	Huntington National Bank
250,000	2.200%, 11/6/2018	250,221
	Icahn Enterprises, LP
330,000	6.750%, 2/1/2024	339,075
395,000	6.375%, 12/15/2025[k]	395,040
	ING Groep NV
375,000	3.150%, 3/29/2022	379,439
	International Lease Finance Corporation
135,000	4.625%, 4/15/2021	142,103
270,000	5.875%, 8/15/2022	299,087
	Intesa Sanpaolo SPA
300,000	3.125%, 7/14/2022[k]	297,798
	J.P. Morgan Chase & Company
326,000	6.300%, 4/23/2019	343,184
165,000	2.250%, 1/23/2020	164,881
500,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	502,812
265,000	2.295%, 8/15/2021	262,599
560,000	4.500%, 1/24/2022	599,161
336,000	3.200%, 1/25/2023	342,672
575,000	2.700%, 5/18/2023	571,144
245,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	251,343
352,000	3.625%, 5/13/2024	365,936
690,000	3.125%, 1/23/2025	693,649
360,000	3.300%, 4/1/2026	362,745
720,000	3.882%, 7/24/2038[b]	743,194
	KeyBank NA
365,000	2.350%, 3/8/2019	365,642
	KeyCorp
300,000	2.900%, 9/15/2020	302,786
	Kimco Realty Corporation
960,000	3.300%, 2/1/2025	952,289
	Kookmin Bank
375,000	1.625%, 8/1/2019[k]	367,950
	Liberty Mutual Group, Inc.
224,000	4.950%, 5/1/2022[k]	241,676
	Liberty Property, LP
618,000	3.750%, 4/1/2025	632,715
	Lincoln National Corporation
220,000	8.750%, 7/1/2019	240,185
	Lloyds Bank plc
235,000	2.120%, (LIBOR 3M + 0.520%), 3/16/2018[b]	235,165
	Lloyds Banking Group plc
600,000	2.907%, 11/7/2023[b]	594,777
	MassMutual Global Funding
400,000	2.750%, 6/22/2024[k]	398,124
	MetLife, Inc.
355,000	4.050%, 3/1/2045	371,962
	Mitsubishi UFJ Financial Group, Inc.
370,000	2.190%, 9/13/2021	363,265
600,000	3.287%, 7/25/2027	597,078
	Morgan Stanley
1,018,000	6.625%, 4/1/2018	1,029,151
260,000	2.647%, (LIBOR 3M + 1.280%), 4/25/2018[b]	260,849
224,000	5.550%, 7/15/2020[b,n]	232,680
280,000	2.500%, 4/21/2021	279,504
560,000	2.625%, 11/17/2021	557,386
240,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[b]	243,970
531,000	2.750%, 5/19/2022	528,985
155,000	4.875%, 11/1/2022	166,885
275,000	4.000%, 7/23/2025	287,870
540,000	4.350%, 9/8/2026	565,693
720,000	3.591%, 7/22/2028[b]	726,412
	MPT Operating Partnership, LP
725,000	6.375%, 3/1/2024	766,688
	Nasdaq, Inc.
295,000	3.850%, 6/30/2026	302,828
	National City Corporation
602,000	6.875%, 5/15/2019	638,207
	New York Life Global Funding
354,000	2.300%, 6/10/2022[k]	348,997
	Park Aerospace Holdings, Ltd.
375,000	5.500%, 2/15/2024[k]	372,188
	Prudential Financial, Inc.
145,000	2.350%, 8/15/2019	145,082
	Quicken Loans, Inc.
1,165,000	5.750%, 5/1/2025[k]	1,205,787
	Realty Income Corporation
475,000	4.125%, 10/15/2026	493,710
	Regions Bank
250,000	7.500%, 5/15/2018	255,006
	Regions Financial Corporation
250,000	2.250%, 9/14/2018	250,272
336,000	3.200%, 2/8/2021	341,837
	Reinsurance Group of America, Inc.
252,000	5.000%, 6/1/2021	269,438
	Reliance Standard Life Global Funding II
230,000	2.500%, 4/24/2019[k]	230,490
	Royal Bank of Scotland Group plc
590,000	8.625%, 8/15/2021[b,n]	664,488
300,000	3.875%, 9/12/2023	305,035
	Santander UK Group Holdings plc
380,000	2.875%, 10/16/2020	381,256

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Financials (1.7%) - continued
	Santander UK plc
$132,000	3.050%, 8/23/2018	$132,903
	Simon Property Group, LP
150,000	2.500%, 9/1/2020	150,533
400,000	2.750%, 2/1/2023	399,218
448,000	4.250%, 11/30/2046	471,740
	Skandinaviska Enskilda Banken AB
365,000	2.375%, 3/25/2019[k]	365,819
	Societe Generale SA
354,000	4.750%, 11/24/2025[k]	372,415
	Standard Chartered plc
846,000	2.100%, 8/19/2019[k]	840,552
	State Street Corporation
233,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	237,237
	Sumitomo Mitsui Financial Group, Inc.
420,000	2.784%, 7/12/2022	417,547
336,000	3.010%, 10/19/2026	326,975
	Sumitomo Mitsui Trust Bank, Ltd.
600,000	1.950%, 9/19/2019[k]	595,144
	SunTrust Banks, Inc.
475,000	2.250%, 1/31/2020	474,241
	Svenska Handelsbanken AB
330,000	2.090%, (LIBOR 3M + 0.490%), 6/17/2019[b]	331,602
	Synchrony Financial
590,000	3.000%, 8/15/2019	594,046
140,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	141,970
155,000	4.250%, 8/15/2024	160,680
	Toronto-Dominion Bank
165,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	168,114
	UBS Group Funding Jersey, Ltd.
600,000	3.000%, 4/15/2021[k]	604,154
336,000	4.125%, 9/24/2025[k]	352,531
	UBS Group Funding Switzerland AG
450,000	3.491%, 5/23/2023[k]	457,105
	UnitedHealth Group, Inc.
90,000	3.350%, 7/15/2022	92,925
600,000	2.950%, 10/15/2027	598,064
1,010,000	4.625%, 7/15/2035	1,175,413
	USB Realty Corporation
140,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,k,n]	126,175
	Vantiv, LLC
790,000	4.375%, 11/15/2025[k]	800,017
	Ventas Realty, LP
500,000	3.100%, 1/15/2023	500,004
	Voya Financial, Inc.
157,000	2.900%, 2/15/2018	157,153
825,000	3.125%, 7/15/2024	817,396
	Wells Fargo & Company
210,000	2.058%, (LIBOR 3M + 0.680%), 1/30/2020[b]	211,737
450,000	2.550%, 12/7/2020	451,788
540,000	2.625%, 7/22/2022	537,025
550,000	3.069%, 1/24/2023	554,063
448,000	3.450%, 2/13/2023	456,468
350,000	3.000%, 2/19/2025	346,996
450,000	3.000%, 4/22/2026	441,376
450,000	3.000%, 10/23/2026	440,946
810,000	4.900%, 11/17/2045	915,933
	Welltower, Inc.
185,000	3.750%, 3/15/2023	191,681
855,000	4.000%, 6/1/2025	883,907

	Total	102,084,755

Foreign Government (<0.1%)
	Argentina Government International Bond
335,000	7.500%, 4/22/2026	378,935
118,000	6.875%, 1/26/2027	128,915
	Export-Import Bank of Korea
205,000	2.250%, 1/21/2020	202,842
	Kommunalbanken AS
335,000	1.500%, 10/22/2019[k]	331,231
	Turkey Government International Bond
720,000	5.750%, 5/11/2047	702,000

	Total	1,743,923

Mortgage-Backed Securities (4.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
14,325,000	3.000%, 1/1/2033[e]	14,591,445
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
25,825,000	4.000%, 1/1/2048[e]	27,015,533
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,313,666	1.752%, (LIBOR 12M + 1.550%), 7/1/2043[b]	1,355,019
318,912	2.041%, (LIBOR 12M + 1.540%), 7/1/2043[b]	327,842
198,097	1.977%, (LIBOR 12M + 1.530%), 8/1/2043[b]	202,756
28,675,000	3.000%, 1/1/2048[e]	28,680,735
99,850,000	3.500%, 1/1/2048[e]	102,575,905
68,500,000	4.000%, 1/1/2048[e]	71,671,550
16,400,000	4.500%, 1/1/2048[e]	17,447,960
	U.S. Residential Opportunity Fund Trust
375,000	3.352%, 11/27/2037, Ser. 2017-1A, Class Ak	373,938

	Total	264,242,683

Technology (0.4%)
	Amphenol Corporation
188,000	2.550%, 1/30/2019	188,628
	Apple, Inc.
165,000	1.713%, (LIBOR 3M + 0.300%), 5/6/2020[b]	165,639
300,000	3.000%, 2/9/2024	303,745
784,000	3.200%, 5/13/2025	799,633
475,000	3.200%, 5/11/2027	480,894
640,000	3.000%, 6/20/2027	637,001
960,000	3.000%, 11/13/2027	953,883
580,000	4.500%, 2/23/2036	664,385
336,000	4.650%, 2/23/2046	393,107
600,000	4.250%, 2/9/2047	666,102

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Technology (0.4%) - continued
$835,000	3.750%, 9/12/2047	$854,859
	Applied Materials, Inc.
240,000	3.300%, 4/1/2027	244,034
	Avnet, Inc.
335,000	3.750%, 12/1/2021	339,782
	Baidu, Inc.
540,000	3.000%, 6/30/2020	542,119
	Broadcom Corporation
1,060,000	3.500%, 1/15/2028[k]	1,010,198
	Cisco Systems, Inc.
220,000	1.981%, (LIBOR 3M + 0.500%), 3/1/2019[b]	221,072
	CommScope Technologies Finance, LLC
720,000	6.000%, 6/15/2025[k]	765,000
	Diamond 1 Finance Corporation
280,000	3.480%, 6/1/2019[k]	283,483
590,000	5.450%, 6/15/2023[k]	637,487
224,000	8.350%, 7/15/2046[k]	288,432
	Equinix, Inc.
700,000	5.750%, 1/1/2025	742,875
	Fidelity National Information Services, Inc.
400,000	2.850%, 10/15/2018	402,425
267,000	3.625%, 10/15/2020	274,316
	Harland Clarke Holdings Corporation
745,000	8.375%, 8/15/2022[k]	773,645
	Hewlett Packard Enterprise Company
140,000	2.850%, 10/5/2018	140,674
300,000	2.100%, 10/4/2019[k]	297,914
140,000	4.400%, 10/15/2022	147,108
	Intel Corporation
85,000	3.100%, 7/29/2022	87,424
180,000	3.700%, 7/29/2025	190,165
504,000	4.100%, 5/19/2046	555,243
	International Business Machines Corporation
448,000	4.700%, 2/19/2046	529,113
	Iron Mountain, Inc.
825,000	6.000%, 8/15/2023	862,125
	Microsoft Corporation
700,000	4.750%, 11/3/2055	865,469
700,000	4.200%, 11/3/2035	793,677
1,415,000	3.700%, 8/8/2046	1,473,706
600,000	4.250%, 2/6/2047	685,301
	NetApp, Inc.
375,000	2.000%, 9/27/2019	372,054
	NXP BV
650,000	3.875%, 9/1/2022[k]	657,313
	Oracle Corporation
150,000	2.500%, 5/15/2022	150,218
448,000	2.400%, 9/15/2023	442,326
1,060,000	2.950%, 5/15/2025	1,064,338
600,000	3.850%, 7/15/2036	633,589
	QUALCOMM, Inc.
336,000	3.000%, 5/20/2022	336,265
236,000	4.300%, 5/20/2047	237,530
	Seagate HDD Cayman
405,000	4.750%, 1/1/2025	397,635
	Sensata Technologies UK Financing Company plc
540,000	6.250%, 2/15/2026[k]	587,250
	Tyco Electronics Group SA
120,000	3.450%, 8/1/2024	123,336
240,000	3.125%, 8/15/2027	239,053
	VMware, Inc.
120,000	2.950%, 8/21/2022	119,649

	Total	24,621,219

Transportation (0.1%)
	Air Canada Pass Through Trust
119,666	3.875%, 3/15/2023[k]	121,162
	American Airlines Pass Through Trust
259,203	3.375%, 5/1/2027	258,928
	Avis Budget Car Rental, LLC
500,000	6.375%, 4/1/2024[k]	520,150
	Burlington Northern Santa Fe, LLC
355,000	5.750%, 5/1/2040	462,223
1,050,000	5.050%, 3/1/2041	1,265,714
385,000	4.450%, 3/15/2043	433,476
480,000	3.900%, 8/1/2046	508,920
	Continental Airlines, Inc.
128,455	4.150%, 4/11/2024	134,236
	CSX Corporation
115,000	3.700%, 11/1/2023	119,289
	Delta Air Lines, Inc.
51,610	4.950%, 5/23/2019	52,962
265,000	2.875%, 3/13/2020	266,764
	ERAC USA Finance, LLC
67,000	2.800%, 11/1/2018[k]	67,312
	J.B. Hunt Transport Services, Inc.
135,000	3.300%, 8/15/2022	136,735
	Southwest Airlines Company
285,000	2.750%, 11/6/2019	287,010
	XPO Logistics, Inc.
690,000	6.500%, 6/15/2022[k]	720,188

	Total	5,355,069

U.S. Government and Agencies (3.4%)
	Federal National Mortgage Association
405,000	6.250%, 5/15/2029	541,275
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	525,647
	U.S. Treasury Bonds
1,500,000	2.375%, 5/15/2027	1,495,264
3,000,000	2.250%, 8/15/2027	2,956,879
15,750,000	2.250%, 11/15/2027	15,522,882
2,900,000	5.250%, 11/15/2028	3,677,618
2,050,000	4.375%, 5/15/2040	2,640,829
10,625,000	3.000%, 5/15/2042	11,171,677
25,124,000	2.500%, 5/15/2046	23,872,076
6,000,000	2.750%, 8/15/2047	6,000,756
708,000	2.750%, 11/15/2047	708,365
	U.S. Treasury Bonds, TIPS
37,643,196	0.125%, 1/15/2023	37,366,368
104,689	2.375%, 1/15/2025	119,362
29,832,922	0.375%, 7/15/2027	29,694,873
68,475	2.125%, 2/15/2040	89,213
600,402	0.750%, 2/15/2042	607,152
	U.S. Treasury Notes
6,315,000	1.500%, 10/31/2019	6,270,826
2,200,000	1.875%, 12/15/2020	2,193,471

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
U.S. Government and Agencies (3.4%) - continued
$1,500,000	1.375%, 5/31/2021	$1,466,146
23,030,000	1.125%, 8/31/2021	22,245,840
16,000,000	1.875%, 7/31/2022	15,781,435
5,715,000	2.000%, 11/30/2022	5,662,179
1,858,000	1.375%, 9/30/2023	1,769,537
2,700,000	2.125%, 7/31/2024	2,667,316
1,235,000	2.250%, 11/15/2024	1,228,335
13,340,000	2.125%, 11/30/2024	13,161,704
	U.S. Treasury Notes, TIPS
1,769,292	0.125%, 4/15/2021	1,762,489

	Total	211,199,514

Utilities (0.5%)
	American Electric Power Company, Inc.
718,000	2.950%, 12/15/2022	728,121
	Appalachian Power Company
238,000	3.300%, 6/1/2027	238,657
	Arizona Public Service Company
180,000	2.200%, 1/15/2020	179,460
	Atmos Energy Corporation
255,000	3.000%, 6/15/2027	253,647
	Berkshire Hathaway Energy Company
132,000	2.400%, 2/1/2020	132,609
	Calpine Corporation
390,000	5.375%, 1/15/2023	379,762
	CMS Energy Corporation
336,000	2.950%, 2/15/2027	324,182
336,000	3.450%, 8/15/2027	338,871
	Commonwealth Edison Company
355,000	3.700%, 3/1/2045	361,083
190,000	4.350%, 11/15/2045	212,944
	Consolidated Edison Company of New York, Inc.
168,000	4.500%, 12/1/2045	193,037
	Consolidated Edison, Inc.
224,000	2.000%, 5/15/2021	220,556
	Dominion Energy, Inc.
475,000	2.962%, 7/1/2019	478,632
472,000	2.579%, 7/1/2020	472,167
	DTE Electric Company
265,000	3.700%, 3/15/2045	272,799
360,000	3.700%, 6/1/2046	371,758
	DTE Energy Company
70,000	2.400%, 12/1/2019	69,908
	Duke Energy Carolinas, LLC
840,000	3.700%, 12/1/2047	864,448
	Duke Energy Corporation
468,000	2.100%, 6/15/2018	468,129
448,000	3.750%, 9/1/2046	442,603
	Duke Energy Florida, LLC
320,000	3.200%, 1/15/2027	323,876
	Duke Energy Indiana, LLC
450,000	3.750%, 5/15/2046	461,146
	Dynegy, Inc.
665,000	7.375%, 11/1/2022	701,575
	Edison International
450,000	2.950%, 3/15/2023	450,636
	Emera U.S. Finance, LP
335,000	2.150%, 6/15/2019	333,666
335,000	4.750%, 6/15/2046	366,440
	Enbridge Energy Partners, LP
595,000	5.875%, 10/15/2025	673,759
	Exelon Corporation
240,000	5.100%, 6/15/2045	283,034
336,000	4.450%, 4/15/2046	364,806
	Exelon Generation Company, LLC
300,000	5.200%, 10/1/2019	314,190
415,000	2.950%, 1/15/2020	419,216
	FirstEnergy Corporation
150,000	2.850%, 7/15/2022	148,617
845,000	4.850%, 7/15/2047	942,158
	ITC Holdings Corporation
67,000	4.050%, 7/1/2023	70,291
224,000	5.300%, 7/1/2043	270,024
	Kinder Morgan Energy Partners, LP
585,000	6.500%, 9/1/2039	689,940
	MidAmerican Energy Holdings Company
672,000	6.500%, 9/15/2037	941,788
	Monongahela Power Company
275,000	5.400%, 12/15/2043[k]	342,082
	National Rural Utilities Cooperative Finance Corporation
400,000	2.300%, 11/1/2020	399,588
	NextEra Energy Capital Holdings, Inc.
280,000	2.300%, 4/1/2019	279,826
	NiSource Finance Corporation
236,000	3.490%, 5/15/2027	240,142
615,000	5.650%, 2/1/2045	769,466
	Northern States Power Company
410,000	4.125%, 5/15/2044	446,797
	Oncor Electric Delivery Company, LLC
944,000	3.750%, 4/1/2045	972,857
	Pacific Gas and Electric Company
580,000	3.300%, 3/15/2027	575,437
336,000	4.250%, 3/15/2046	352,326
	PG&E Corporation
140,000	2.400%, 3/1/2019	140,074
	PPL Capital Funding, Inc.
144,000	3.500%, 12/1/2022	148,034
236,000	3.400%, 6/1/2023	240,730
515,000	5.000%, 3/15/2044	596,222
	PPL Electric Utilities Corporation
354,000	3.950%, 6/1/2047	382,249
	Public Service Electric & Gas Company
600,000	3.000%, 5/15/2027	596,350
	Sempra Energy
365,000	6.150%, 6/15/2018	371,778
170,000	2.400%, 3/15/2020	169,892
	Southern California Edison Company
100,000	2.400%, 2/1/2022	99,270
485,000	4.000%, 4/1/2047	520,418
	Southern Company
450,000	1.850%, 7/1/2019	447,235
485,000	2.950%, 7/1/2023	485,163
590,000	3.250%, 7/1/2026	578,470
450,000	4.400%, 7/1/2046	478,800
	Southern Company Gas Capital Corporation
590,000	4.400%, 5/30/2047	631,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.9%)	Value
Utilities (0.5%) - continued
	Southwestern Electric Power Company
$ 180,000	3.900%, 4/1/2045	$184,501
	Tallgrass Energy Partners, LP
1,180,000	5.500%, 1/15/2028[k]	1,194,396
	Tesoro Logistics, LP
755,000	5.250%, 1/15/2025	794,034
	Xcel Energy, Inc.
775,000	3.350%, 12/1/2026	784,357

	Total	27,980,542

	Total Long-Term Fixed Income (cost $907,512,429)	917,442,524

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
4,283	Henkel AG & Company KGaA, 1.620%	565,592

	Total	565,592

Energy (<0.1%)
1,954	Alpha Natural Resources, Inc., 0.000%[i]	44,942
1,954	ANR Holdings, Inc., 0.000%[i]	12,212

	Total	57,154

	Total Preferred Stock (cost $591,349)	622,746

	Collateral Held for Securities Loaned (0.2%)
15,016,041	Thrivent Cash Management Trust	15,016,041

	Total Collateral Held for Securities Loaned (cost $15,016,041)	15,016,041

Shares or Principal Amount	Short-Term Investments (8.3%)
	Federal Farm Credit Bank Discount Notes
380,000	1.320%, 3/28/2018[o]	378,789
	Federal Home Loan Bank Discount Notes
7,100,000	0.020%, 1/10/2018[o,p]	7,097,962
300,000	1.215%, 1/11/2018[o,p]	299,903
1,100,000	1.190%, 1/12/2018[o,p]	1,099,606
2,800,000	0.030%, 1/17/2018[o,p]	2,798,494
3,600,000	0.060%, 1/31/2018[o,p]	3,596,260
15,100,000	0.080%, 2/5/2018[o,p]	15,081,170
4,400,000	1.250%, 2/6/2018[o,p]	4,394,355
5,300,000	1.260%, 2/9/2018[o,p]	5,292,617
4,600,000	1.275%, 2/14/2018[o,p]	4,592,746
170,000	1.280%, 2/15/2018[o]	169,726
9,700,000	1.295%, 2/16/2018[o,p]	9,683,995
	Thrivent Core Short-Term Reserve Fund
45,809,872	1.510%	458,098,718
	U.S. Treasury Bills
300,000	1.059%, 1/4/2018[o,q]	299,981
170,000	1.227%, 2/15/2018[o,q]	169,743
360,000	1.323%, 3/22/2018[o,q]	358,929

	Total Short-Term Investments (cost $513,414,867)	513,412,994

	Total Investments (cost $5,313,452,079) 104.4%	$6,455,860,128

	Other Assets and Liabilities, Net (4.4%)	(272,339,827)

	Total Net Assets 100.0%	$6,183,520,301

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Non-income producing security.
j	All or a portion of the security is on loan.
k	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $95,905,266 or 1.6% of total net assets.
l	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
m	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
n	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
q	At December 31, 2017, $497,770 of investments were segregated to cover exposure to a counterparty for margin on open mortgage- backed security transactions.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Aggressive Allocation Portfolio as of December 31, 2017 was $34,198,666 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$975,000
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	297,263
Apidos CLO XVIII, 7/22/2026	4/4/2017	950,000
Ares XXXII CLO, Ltd., 11/15/2025	2/3/2017	750,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	385,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	350,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	385,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	725,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	400,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	228,483
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	400,000
COLT Mortgage Loan Trust, 12/26/2046	12/14/2016	519,621
Digicel, Ltd., 4/15/2021	8/18/2014	1,267,090
DRB Prime Student Loan Trust, 10/27/2031	9/30/2016	418,628
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	1,242,684
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	385,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	175,611
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	1,200,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	400,000
Golub Capital Partners, Ltd.	12/11/2017	750,000
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	1,095,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	1,150,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	1,050,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	1,200,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	1,196,892
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	61,779
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	600,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	260,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	1,200,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	975,000
OHA Loan Funding, LLC, 10/20/2026	3/9/2017	1,150,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	385,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	2,197,012
Pretium Mortgage Credit Partners, LLC, 4/29/2032	3/31/2017	717,365
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	900,000
Shackleton, Ltd., 4/15/2027	12/16/2016	1,200,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	637,783
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	1,481,710
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	565,125
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	132,079
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	1,150,000
Verus Securitization Trust, 7/25/2047	7/24/2017	1,293,484
Verus Securitization Trust, 1/25/2047	2/16/2017	924,061
Voya CLO 2014-3, Ltd., 7/25/2026	12/13/2017	385,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of December 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$307,574
Common Stock	14,243,981

Total lending	$14,551,555
Gross amount payable upon return of collateral for securities loaned	$15,016,041

Net amounts due to counterparty	$464,486

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

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Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (2.0%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$756,190	4.819%, (LIBOR 1M +3.250%), 3/7/2024[b]	$761,106
	Big River Steel, LLC, Term Loan
817,950	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	824,085
	Chemours Company, Term Loan
281,769	4.070%, (LIBOR 1M + 2.500%), 5/12/2022[b]	283,764
	CONSOL Mining Corporation, Term Loan
830,000	7.470%, (LIBOR 3M + 6.000%), 10/30/2022[b]	838,989
	Contura Energy, Inc., Term Loan
1,369,013	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	1,348,477
	Tronox Finance, LLC, Term Loan
1,276,744	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	1,284,034
553,256	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	556,415

	Total	5,896,870

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
773,014	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	774,398
	Cortes NP Intermediate Holding II
	Corporation, Term Loan
2,343,686	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	2,339,772
	Navistar, Inc., Term Loan
1,540,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[b]	1,544,328
	Sterigenics-Nordion Holdings, LLC, Term Loan
2,857,135	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	2,854,763

	Total	7,513,261

Communications Services (0.7%)
	Atlantic Broadband Penn, LLC, Term Loan
877,401	3.850%, (LIBOR 1M + 2.500%), 11/30/2019[b]	876,673
	Cengage Learning Acquisitions, Term Loan
1,122,684	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,069,357
	CenturyLink, Inc., Term Loan
1,700,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,637,848
	Charter Communications Operating, LLC, Term Loan
1,645,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[b,d,e]	1,645,592
	Coral-US Co-Borrower, LLC, Term Loan
3,380,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	3,381,589
	Frontier Communications Corporation, Term Loan
1,507,425	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	1,443,359
	Hargray Merger Subsidiary Corporation, Term Loan
951,198	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	952,624
	IMG Worldwide, Inc., Term Loan
633,333	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	633,333
	Intelsat Jackson Holdings SA, Term Loan
1,315,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023[b,d,e]	1,286,346
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,585,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	2,500,987
355,000	8.109%, (LIBOR 3M + 3.750%), 7/7/2023[b,c]	323,050
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,748,375	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,742,553
	NEP/NCP Holdco, Inc., Term Loan
1,731,812	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	1,733,976
96,935	8.432%, (LIBOR 1M + 7.000%), 1/23/2023[b]	97,299
	New LightSquared, Term Loan
415,049	20.531%,PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	384,439
	Raycom TV Broadcasting, LLC, Term Loan
1,137,150	4.319%, (LIBOR 1M + 2.750%), 8/18/2024[b]	1,145,679
	SBA Senior Finance II, LLC, Term Loan
1,794,000	3.820%, (LIBOR 1M + 2.250%), 6/10/2022[b]	1,797,732
	SFR Group SA, Term Loan
641,775	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	611,932
	Sinclair Television Group, Inc., Term Loan
2,855,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	2,849,661
	Sprint Communications, Inc., Term Loan
2,937,800	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	2,935,597
	Syniverse Holdings, Inc., Term Loan
1,506,611	4.569%, (LIBOR 1M + 3.000%), 4/23/2019[b]	1,478,995
	TNS, Inc., Term Loan
562,330	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	562,915
	Univision Communications, Inc., Term Loan
1,861,372	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,854,131

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (2.0%)[a]	Value
Communications Services (0.7%) - continued
	WideOpenWest Finance, LLC, Term Loan
$1,092,262	4.751%, (LIBOR 1M + 3.250%), 8/6/2023[b]	$1,081,001

	Total	34,026,668

Consumer Cyclical (0.2%)
	Amaya Holdings BV, Term Loan
2,840,239	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	2,854,440
	Ceridian HCM Holding, Inc., Term Loan
544,647	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	545,779
	Four Seasons Hotels, Ltd., Term Loan
605,413	4.069%, (LIBOR 1M + 2.500%), 11/30/2023[b]	608,538
	Golden Entertainment, Inc., Term Loan
2,065,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[b]	2,066,714
325,000	8.510%, (LIBOR 1M + 7.000%), 8/15/2025[b]	327,031
	Mohegan Tribal Gaming Authority, Term Loan
1,509,750	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,521,315
	Scientific Games International, Inc., Term Loan
3,132,150	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	3,155,641

	Total	11,079,458

Consumer Non-Cyclical (0.3%)
	Air Medical Group Holdings, Inc., Term Loan
3,134,123	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	3,131,772
	Albertson’s, LLC, Term Loan
683,283	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,d,e]	669,071
837,755	4.675%, (LIBOR 3M + 3.000%), 12/21/2022[b]	820,045
1,519,462	4.462%, (LIBOR 3M + 3.000%), 6/22/2023[b]	1,486,536
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,072,313	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	1,072,988
	CHS/Community Health Systems, Inc., Term Loan
195,798	4.229%, (LIBOR 3M + 2.750%), 12/31/2019[b]	189,368
1,271,247	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	1,211,473
	Endo Luxembourg Finance Company I SARL., Term Loan
970,125	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	974,976
	JBS USA LUX SA, Term Loan
2,461,400	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	2,416,479
	Ortho-Clinical Diagnostics, Inc., Term Loan
2,295,585	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	2,299,098
	Revlon Consumer Products Corporation, Term Loan
847,854	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	627,674
	Valeant Pharmaceuticals International, Inc., Term Loan
2,363,593	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	2,395,548

	Total	17,295,028

Energy (0.2%)
	Calpine Corporation, Term Loan
1,165,000	0.000%, (LIBOR 3M + 2.500%), 1/15/2024[b,d,e]	1,162,705
	Fieldwood Energy, LLC, Term Loan
879,760	4.568%, (LIBOR 3M + 2.875%), 9/28/2018[b]	847,499
	Houston Fuel Oil Terminal, LLC, Term Loan
1,814,111	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	1,829,985
	MEG Energy Corporation, Term Loan
784,075	5.200%, (LIBOR 3M + 3.500%), 12/31/2023[b]	784,295
	MRC Global US, Inc., Term Loan
585,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	589,756
	Pacific Drilling SA, Term Loan
1,225,600	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,g,h]	486,563
	Radiate Holdco, LLC, Term Loan
3,145,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	3,118,613

	Total	8,819,416

Financials (0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
2,079,975	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	2,075,420
	Digicel International Finance, Ltd., Term Loan
324,187	5.310%, (LIBOR 3M + 3.750%), 5/10/2024[b]	325,403
	DJO Finance, LLC, Term Loan
928,625	4.701%, (LIBOR 3M + 3.250%), 6/7/2020[b]	914,863
	MoneyGram International, Inc., Term Loan
1,715,068	4.943%, (LIBOR 3M + 3.250%), 3/28/2020[b]	1,711,312

	Total	5,026,998

Technology (0.1%)
	Harland Clarke Holdings Corporation, Term Loan
1,798,652	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	1,804,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

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Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (2.0%)[a]	Value
Technology (0.1%) - continued
	Rackspace Hosting, Inc., Term Loan
$1,373,100	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	$1,371,576
	Western Digital Corporation, Term Loan
2,379,038	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	2,386,769

	Total	5,562,987

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
2,348,200	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	2,364,356
	OSG Bulk Ships, Inc., Term Loan
379,195	5.650%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	364,975
	XPO Logistics, Inc., Term Loan
1,240,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	1,246,572

	Total	3,975,903

Utilities (0.1%)
	EnergySolutions, LLC, Term Loan
540,000	6.450%, (LIBOR 3M + 4.750%), 5/29/2020[b,c]	545,400
	HD Supply Waterworks, Term Loan
930,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024[b]	936,398
	Intergen NV, Term Loan
854,725	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	854,366
	Talen Energy Supply, LLC, Term Loan
763,766	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	768,379
	TerraForm Power Operating, LLC, Term Loan
615,000	4.147%, (LIBOR 3M + 2.750%), 11/3/2022[b,c]	622,688

	Total	3,727,231

	Total Bank Loans (cost $103,729,711)	102,923,820

	Long-Term Fixed Income (42.0%)

Asset-Backed Securities (2.0%)
	Access Group, Inc.
	2.052%, (LIBOR 1M + 0.500%), 2/25/2036, Ser.
758,227	2013-1, Class Ab,i	750,809
	ALM Loan Funding CLO
	2.493%, (LIBOR 3M + 1.140%), 10/17/2026, Ser.
2,250,000	2014-11A, Class A1R*,b	2,254,304
	AMSR Trust
	2.891%, (LIBOR 1M + 1.400%), 11/17/2033, Ser.
2,700,000	2016-SFR1, Class Ab,i	2,716,493
	Apidos CLO XVIII
	2.483%, (LIBOR 3M + 1.120%), 7/22/2026, Ser.
2,225,000	2014-18A, Class A1R*,b	2,228,892
	Ares XXXII CLO, Ltd.
	2.626%, (LIBOR 3M + 1.210%), 11/15/2025, Ser.
1,500,000	2014-32A, Class A1R*,b	1,505,524
	Babson CLO, Ltd.
	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser.
825,000	2014-IIA, Class AR*,b	825,789
	Bayview Koitere Fund Trust
	4.000%, 11/28/2053, Ser.
1,809,018	2017-SPL3, Class Ab,i	1,863,018
	Betony CLO, Ltd.
	2.709%, (LIBOR 3M + 1.350%), 4/15/2027, Ser.
750,000	2015-1A, Class AR*,b	755,004
	Birchwood Park CLO, Ltd.
	2.539%, (LIBOR 3M + 1.180%), 7/15/2026, Ser.
825,000	2014-1A, Class AR*,b	827,751
	BlueMountain CLO, Ltd.
	2.499%, (LIBOR 3M + 1.140%), 10/15/2026, Ser.
1,650,000	2014-3A, Class A1R*,b	1,654,450
	Carlyle Global Market Strategies CLO, Ltd.
	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser.
825,000	2014-4A, Class A1R*,b	826,601
	Cent CLO 16, LP
	2.627%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012-
489,606	16A, Class A1AR*,b	490,339
	Cent CLO 22, Ltd.
	2.802%, (LIBOR 3M + 1.410%),
	11/7/2026, Ser. 2014-22A,
825,000	Class A1R*,b	826,462
	Chesapeake Funding II, LLC
	1.880%, 6/15/2028, Ser.
740,639	2016-2A, Class A1[i]	739,226
	Commonbond Student Loan Trust
	3.320%, 5/25/2040, Ser.
2,789,608	2016-A, Class A1[i]	2,749,671
	DRB Prime Student Loan Trust
	3.170%, 7/25/2031, Ser.
470,690	2015-B, Class A2*	473,962
	3.238%, (LIBOR 1M + 1.900%), 10/27/2031, Ser.
1,374,651	2015-B, Class A1*,b	1,406,882
	3.200%, 1/25/2040, Ser.
2,501,528	2015-D, Class A2*	2,520,841
	Dryden 34 Senior Loan Fund CLO
	2.519%, (LIBOR 3M + 1.160%),
	10/15/2026, Ser. 2014-34A,
825,000	Class AR*,b	828,343
	Earnest Student Loan Program, LLC
	3.020%, 5/25/2034, Ser.
1,616,340	2016-B, Class A2[i]	1,626,304
	2.680%, 7/25/2035, Ser.
1,260,840	2016-C, Class A2[i]	1,255,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Asset-Backed Securities (2.0%) - continued
	2.720%, 1/25/2041, Ser.
$1,717,678	2016-D, Class A2[i]	$1,712,715
	Edlinc Student Loan Funding Trust
	4.210%, (CMT 3M + 3.150%),
	10/1/2025, Ser. 2012-A, Class
526,851	AT*,b	536,024
	Galaxy XX CLO, Ltd.
	2.813%, (LIBOR 3M + 1.450%), 7/20/2027, Ser.
2,650,000	2015-20A, Class A*,b	2,652,759
	GoldenTree Loan Opportunities IX, Ltd.
	2.748%, (LIBOR 3M + 1.370%),
	10/29/2026, Ser. 2014-9A,
825,000	Class AR*,b	826,576
	Golub Capital Partners, Ltd.
	2.626%, (LIBOR 3M + 1.200%), 1/20/2031, Ser.
2,569,000	2015-22A, Class AR*,b	2,568,967
	2.681%, (LIBOR 3M + 1.180%),
	1/20/2031, Ser. 2017-RT5,
1,750,000	Class A*,b,c	1,750,000
	Laurel Road Prime Student Loan Trust
	2.810%, 11/25/2042, Ser.
1,950,000	2017-2A, Class Ai	1,935,883
	Lehman XS Trust
	5.440%, 8/25/2035, Ser.
2,733,150	2005-2, Class 2A3Bj	2,374,968
	Lendmark Funding Trust
	2.800%, 5/20/2026, Ser.
1,400,000	2017-1III, Class Ai	1,394,296
	Limerock CLO III, LLC
	2.563%, (LIBOR 3M + 1.200%), 10/20/2026, Ser.
2,500,000	2014-3A, Class A1R*,b	2,502,840
	Madison Park Funding XIV, Ltd.
	2.483%, (LIBOR 3M + 1.120%), 7/20/2026, Ser.
2,450,000	2014-14A, Class A1R*,b	2,460,949
	Magnetite XII, Ltd.
	2.689%, (LIBOR 3M + 1.330%), 4/15/2027, Ser.
2,600,000	2015-12A, Class AR*,b	2,617,014
	Marlette Funding Trust
	2.390%, 7/15/2024, Ser.
2,974,888	2017-2A, Class Ai	2,974,317
	Morgan Stanley Bank of America
	Merrill Lynch Trust
	3.176%, 8/15/2045, Ser.
3,400,000	2012-C5, Class A4	3,463,459
	3.246%, 12/15/2047, Ser.
3,400,000	2014-C19, Class A3	3,457,826
	Morgan Stanley Capital, Inc.
	1.702%, (LIBOR 1M + 0.150%), 2/25/2037, Ser.
1,663,675	2007-NC2, Class A2FPb	1,100,072
	Mountain View CLO, Ltd.
	2.819%, (LIBOR 3M + 1.460%), 7/15/2027, Ser.
2,625,000	2015-9A, Class A1A*,b	2,627,089
	Murray Hill Marketplace Trust
	4.190%, 11/25/2022, Ser.
155,038	2016-LC1, Class A*	155,264
	Neuberger Berman CLO XIV, Ltd.
	2.628%, (LIBOR 3M + 1.250%), 1/28/2030, Ser.
1,400,000	2013-14A, Class AR*,b	1,409,622
	Neuberger Berman CLO, Ltd.
	2.543%, (LIBOR 3M + 1.180%), 4/22/2029, Ser.
600,000	2014-17A, Class AR*,b	603,612
	NZCG Funding CLO, Ltd.
	2.925%, (LIBOR 3M + 1.550%), 4/27/2027, Ser.
2,650,000	2015-2A, Class A1*,b	2,655,629
	Octagon Investment Partners XX, Ltd.
	2.543%, (LIBOR 3M + 1.130%), 8/12/2026, Ser.
2,250,000	2014-1A, Class AR*,b	2,253,346
	OHA Loan Funding, LLC
	2.513%, (LIBOR 3M + 1.150%),
	10/20/2026, Ser. 2014-1A,
2,500,000	Class A1R*,b	2,507,105
	OZLM VIII, Ltd.
	2.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser.
825,000	2014-8A, Class A1AR*,b	827,108
	Preston Ridge Partners Mortgage Trust, LLC
	4.250%, 1/25/2022, Ser.
1,274,573	2017-1A, Class A1*,j	1,275,279
	Race Point IX CLO, Ltd.
	2.569%, (LIBOR 3M + 1.210%), 10/15/2030, Ser.
2,100,000	2015-9A, Class A1AR*,b	2,116,342
	Renaissance Home Equity Loan Trust
	6.011%, 5/25/2036, Ser.
1,899,082	2006-1, Class AF4[j]	1,439,832
	5.580%, 11/25/2036, Ser.
2,314,319	2006-3, Class AF2[j]	1,275,364
	Shackleton, Ltd.
	2.729%, (LIBOR 3M + 1.370%), 4/15/2027, Ser.
2,650,000	2015-7A, Class AR*,b	2,654,407
	SLM Student Loan Trust
	1.925%, (LIBOR 1M + 0.400%), 3/25/2025, Ser.
1,580,724	2010-1, Class Ab	1,563,339
	2.527%, (LIBOR 1M + 1.050%), 5/17/2027, Ser.
948,936	2013-A, Class A2Bb,i	954,709
	SoFi Consumer Loan Program, LLC
	3.260%, 8/25/2025, Ser.
855,183	2016-1, Class Ai	863,329
	2.500%, 5/26/2026, Ser.
1,797,425	2017-4, Class Ai	1,791,527
	2.140%, 9/25/2026, Ser.
2,485,981	2017-5, Class A1[i]	2,479,473
	SoFi Professional Loan Program, LLC
	2.420%, 3/25/2030, Ser.
824,118	2015-A, Class A2[i]	824,184

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Asset-Backed Securities (2.0%) - continued
	Stanwich Mortgage Loan Company, LLC
	3.598%, 3/16/2022, Ser.
$1,425,633	2017-NPA1, Class A1*,j	$1,427,253
	Symphony CLO VIII, Ltd.
	2.450%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012-
283,027	8A, Class AR*,b	283,583
	Symphony CLO XV, Ltd.
	2.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser.
2,500,000	2014-15A, Class AR*,b	2,507,388
	U.S. Small Business Administration
	3.191%, 3/10/2024, Ser.
283,319	2014-10A, Class 1	288,707
	Vericrest Opportunity Loan Transferee
	3.500%, 6/26/2045, Ser.
1,217,729	2015-NPL8, Class A1[i,j]	1,218,655
	Verizon Owner Trust
	2.060%, 9/20/2021, Ser.
1,625,000	2017-1A, Class Ai	1,620,920
	Voya CLO 2014-3, Ltd.
	2.236%, (LIBOR 3M + 0.720%), 7/25/2026, Ser.
825,000	2017-2, Class A*,b,c	825,000

	Total	101,903,213

Basic Materials (0.7%)
	Alcoa Nederland Holding BV
1,605,000	6.750%, 9/30/2024[i]	1,749,450
	Anglo American Capital plc
1,970,000	4.875%, 5/14/2025[i]	2,087,066
	ArcelorMittal SA
1,300,000	6.000%, 3/1/2021	1,404,000
	Braskem Netherlands Finance BV
1,680,000	4.500%, 1/10/2028[i]	1,652,784
	BWAY Holding Company
1,740,000	5.500%, 4/15/2024[i]	1,809,600
	CF Industries, Inc.
1,800,000	3.450%, 6/1/2023	1,775,250
	Chemours Company
1,435,000	5.375%, 5/15/2027	1,485,225
	First Quantum Minerals, Ltd.
847,000	7.000%, 2/15/2021[i]	878,762
1,165,000	7.500%, 4/1/2025[i]	1,264,025
	Georgia-Pacific, LLC
535,000	2.539%, 11/15/2019[i]	536,870
	Glencore Finance Canada, Ltd.
560,000	6.000%, 11/15/2041[i]	655,872
	Glencore Funding, LLC
395,000	2.419%, (LIBOR 3M + 1.060%), 4/16/2018[b,i]	395,514
560,000	4.125%, 5/30/2023[i]	579,320
725,000	4.000%, 3/27/2027[i]	727,712
	International Paper Company
1,420,000	4.350%, 8/15/2048	1,481,131
	Kinross Gold Corporation
1,120,000	5.950%, 3/15/2024	1,227,800
1,510,000	4.500%, 7/15/2027[i]	1,519,438
	Novelis Corporation
670,000	5.875%, 9/30/2026[i]	683,400
	Olin Corporation
2,055,000	5.125%, 9/15/2027	2,162,888
	Platform Specialty Products Corporation
1,000,000	5.875%, 12/1/2025[i]	992,500
	Sherwin-Williams Company
1,285,000	3.125%, 6/1/2024	1,291,806
	Steel Dynamics, Inc.
1,430,000	5.000%, 12/15/2026	1,512,225
	Teck Resources, Ltd.
2,240,000	6.125%, 10/1/2035	2,508,800
	Vale Overseas, Ltd.
1,290,000	5.875%, 6/10/2021	1,404,810
840,000	6.250%, 8/10/2026	973,140
840,000	6.875%, 11/10/2039	1,030,050
	Westlake Chemical Corporation
1,120,000	3.600%, 8/15/2026	1,126,170

	Total	34,915,608

Capital Goods (0.9%)
	AECOM
2,080,000	5.875%, 10/15/2024	2,253,056
	Ashtead Capital, Inc.
1,450,000	4.125%, 8/15/2025[i]	1,464,500
	Bombardier, Inc.
2,055,000	7.500%, 3/15/2025[i]	2,070,412
	Building Materials Corporation of America
1,525,000	6.000%, 10/15/2025[i]	1,627,938
	Cemex SAB de CV
1,685,000	6.125%, 5/5/2025[i]	1,797,895
	Cintas Corporation No. 2
840,000	3.700%, 4/1/2027	873,795
	CNH Industrial Capital, LLC
800,000	4.375%, 11/6/2020	830,000
1,120,000	4.875%, 4/1/2021	1,176,000
	CNH Industrial NV
1,100,000	4.500%, 8/15/2023	1,144,198
1,400,000	3.850%, 11/15/2027	1,397,373
	Crown Americas Capital Corporation IV
1,450,000	4.500%, 1/15/2023	1,471,750
	Crown Cork & Seal Company, Inc.
1,460,000	7.375%, 12/15/2026	1,700,900
	General Dynamics Corporation
1,400,000	2.375%, 11/15/2024	1,368,707
	Huntington Ingalls Industries, Inc.
1,680,000	3.483%, 12/1/2027[i]	1,675,800
	L3 Technologies, Inc.
2,456,000	3.950%, 5/28/2024	2,556,070
	Lockheed Martin Corporation
350,000	2.500%, 11/23/2020	352,210
1,136,000	3.600%, 3/1/2035	1,144,357
1,024,000	4.500%, 5/15/2036	1,147,406
284,000	6.150%, 9/1/2036	375,821
	Northrop Grumman Corporation
1,960,000	3.850%, 4/15/2045	1,973,661

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Capital Goods (0.9%) - continued
	Owens-Brockway Glass Container, Inc.
$2,205,000	5.000%, 1/15/2022[i]	$2,282,175
	Pentair Finance SA
1,700,000	2.900%, 9/15/2018	1,706,681
	Republic Services, Inc.
850,000	2.900%, 7/1/2026	832,079
	Reynolds Group Issuer, Inc.
2,170,000	5.125%, 7/15/2023[i]	2,245,950
	Roper Industries, Inc.
1,316,000	2.050%, 10/1/2018	1,315,799
	Roper Technologies, Inc.
840,000	2.800%, 12/15/2021	841,386
	Siemens Financieringsmaatschappij NV
2,255,000	4.200%, 3/16/2047[i]	2,471,663
	Standard Industries, Inc.
675,000	5.500%, 2/15/2023[i]	703,688
	Textron, Inc.
825,000	7.250%, 10/1/2019	890,849
1,710,000	3.375%, 3/1/2028	1,699,903
	United Rentals North America, Inc.
1,655,000	5.500%, 7/15/2025	1,754,300
	United Technologies Corporation
1,410,000	4.050%, 5/4/2047	1,474,403
	Waste Management, Inc.
260,000	3.125%, 3/1/2025	261,971

	Total	46,882,696

Collateralized Mortgage Obligations (1.4%)
	Alternative Loan Trust
	6.000%, 6/25/2036, Ser.
1,209,048	2006-24CB, Class A9	1,031,794
	Angel Oak Mortgage Trust I, LLC
	3.500%, 7/25/2046, Ser.
744,471	2016-1, Class A1*	747,845
	Bayview Opportunity Master Fund Trust
	4.000%, 6/28/2054, Ser.
2,040,808	2017-SPL2, Class Ab,i	2,103,029
	4.000%, 10/28/2064, Ser.
3,330,312	2017-SPL1, Class Ab,i	3,428,669
	3.500%, 5/28/2069, Ser.
2,789,330	2011-2, Class A2[b,i]	2,834,541
	BCAP, LLC Trust
	1.732%, (LIBOR 1M + 0.180%), 3/25/2037, Ser.
1,594,429	2007-AA1, Class 2A1[b]	1,521,243
	Citigroup Mortgage Loan Trust, Inc.
	5.500%, 11/25/2035, Ser.
371,840	2005-9, Class 21A2	370,424
	CitiMortgage Alternative Loan Trust
	5.750%, 4/25/2037, Ser.
1,218,506	2007-A4, Class 1A5	1,149,757
	COLT Mortgage Loan Trust
	2.800%, 12/26/2046, Ser.
1,234,838	2016-3, Class A1*,b	1,234,389
	2.415%, 10/25/2047, Ser.
3,580,748	2017-2, Class A1Ab,i	3,586,649
	Countrywide Alternative Loan Trust
	3.376%, 10/25/2035, Ser.
1,476,727	2005-43, Class 4A1[b]	1,303,469
	6.500%, 8/25/2036, Ser.
801,698	2006-23CB, Class 2A3	538,670
	6.000%, 1/25/2037, Ser.
227,219	2006-39CB, Class 1A16	220,837
	5.500%, 5/25/2037, Ser.
2,487,532	2007-8CB, Class A1	2,074,495
	7.000%, 10/25/2037, Ser.
1,723,217	2007-24, Class A10	1,062,352
	Countrywide Home Loans, Inc.
	5.750%, 4/25/2037, Ser.
422,540	2007-3, Class A27	366,444
	Deutsche Alt-A Securities Mortgage Loan Trust
	6.000%, 10/25/2021, Ser.
316,425	2006-AR5, Class 23A	287,596
	Federal Home Loan Mortgage Corporation
	3.000%, 4/15/2028, Ser.
5,235,804	4193, Class AIk	457,890
	4.000%, 7/15/2031, Ser.-
4,138,884	4104, Class KIk	457,712
	3.000%, 2/15/2033, Ser.
4,104,200	4170, Class IGk	472,092
	Federal National Mortgage Association
	3.500%, 1/25/2033, Ser.
7,927,464	2012-150, Class YIk	1,021,481
	Greenpoint Mortgage Funding Trust
	1.752%, (LIBOR 1M + 0.200%), 10/25/2045, Ser.
996,343	2005-AR4, Class G41Bb	862,591
	Impac Secured Assets Trust
	1.792%, (LIBOR 1M + 0.240%), 9/25/2037, Ser.
4,197,867	2014-GC18, Class A3[b]	3,481,285
	IndyMac INDX Mortgage Loan Trust
	2.192%, (LIBOR 1M + 0.640%), 7/25/2045, Ser.
1,655,882	2005-16IP, Class A1[b]	1,594,487
	J.P. Morgan Mortgage Trust
	3.588%, 10/25/2036, Ser.
102,621	2006-A6, Class 1A2[b]	94,870
	1.932%, (LIBOR 1M + 0.380%), 1/25/2037, Ser.
1,989,213	2006-S4, Class A8[b]	1,202,885
	6.250%, 8/25/2037, Ser.
2,231,333	2007-S3, Class 1A10	1,480,457
	MASTR Alternative Loans Trust
	6.500%, 7/25/2034, Ser.
330,271	2004-6, Class 6A1	333,463
	2.002%, (LIBOR 1M + 0.450%), 12/25/2035, Ser.
1,400,827	2005-6, Class 2A1[b]	686,730
	Merrill Lynch Alternative Note Asset Trust
	6.000%, 3/25/2037, Ser.
325,734	2007-F1, Class 2A1	273,119

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Collateralized Mortgage Obligations (1.4%) - continued
	Preston Ridge Partners Mortgage Trust, LLC
	3.470%, 9/25/2022, Ser.
$5,158,700	2017-2A, Class A1*,j	$5,143,253
	Pretium Mortgage Credit Partners, LLC
	3.500%, 4/29/2032, Ser.
1,803,661	2017-NPL1, Class A1*,j	1,806,464
	3.250%, 8/27/2032, Ser.
2,440,276	2017-NPL4, Class A1[i,j]	2,437,596
	Residential Accredit Loans, Inc. Trust
	2.302%, (LIBOR 1M + 0.750%), 6/25/2035, Ser.
2,033,378	2005-QS7, Class A3[b]	1,671,729
	5.750%, 9/25/2035, Ser.
495,740	2005-QS13, Class 2A3	482,818
	2.102%, (LIBOR 1M + 0.550%), 1/25/2037, Ser.
2,745,318	2007-3, Class A1Bb	2,146,645
	Residential Asset Securitization Trust
	1.932%, (LIBOR 1M + 0.380%), 8/25/2037, Ser.
2,681,588	2007-A8, Class 2A3[b]	675,705
	Sequoia Mortgage Trust
	3.559%, 9/20/2046, Ser.
1,988,520	2007-1, Class 4A1[b]	1,651,734
	Sunset Mortgage Loan Company, LLC
	4.459%, 9/18/2045, Ser.
490,605	2015-NPL1, Class A*,j	490,582
	3.500%, 6/15/2047, Ser.
3,312,058	2017-NPL1, Class A*,j	3,298,282
	3.844%, 7/16/2047, Ser.
1,385,467	2016-NPL1, Class A*,j	1,385,886
	Towd Point Mortgage Trust
	2.750%, 10/25/2056, Ser.
2,467,465	2017-1, Class A1[b,i]	2,464,025
	2.152%, (LIBOR 1M + 0.600%), 2/25/2057, Ser.
1,910,508	2017-5, Class A1[b,i]	1,912,840
	Verus Securitization Trust
	2.853%, 1/25/2047, Ser.
2,190,415	2017-1A, Class A1*,j	2,196,885
	2.485%, 7/25/2047, Ser.
3,233,910	2017-2A, Class A1*	3,235,173
	WaMu Mortgage Pass Through Certificates
	3.235%, 9/25/2036, Ser.
274,983	2006-AR10, Class 1A2[b]	266,294
	3.287%, 10/25/2036, Ser.
270,414	2006-AR12, Class 1A1[b]	262,924
	2.673%, 1/25/2037, Ser.
1,444,500	2006-AR18, Class 1A1[b]	1,328,279
2,890,598	2.023%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	2,612,364
	Washington Mutual Mortgage Pass Through Certificates Trust
	7.000%, 2/25/2036, Ser.
1,825,564	2006-1, Class 2CB1	1,476,980

	Total	73,227,723

Commercial Mortgage-Backed Securities (1.3%)
	Commercial Mortgage Trust
	3.039%, 11/12/2046, Ser.
800,000	2013-CR13, Class A2	806,082
	CSAIL Commercial Mortgage Trust
	3.504%, 6/15/2057, Ser.
4,400,000	2015-C2, Class A4	4,505,541
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
	2.776%, 3/25/2023, Ser.
2,632,523	K724, Class A1	2,665,250
	3.002%, 1/25/2024, Ser.
8,700,000	K725, Class A2	8,890,781
	3.430%, 1/25/2027, Ser.
3,950,000	K063, Class A2[b]	4,128,448
	Federal National Mortgage Association - ACES
	2.417%, 9/25/2026, Ser.
2,798,943	2017-M1, Class A1[b]	2,776,232
	2.486%, 12/25/2026, Ser.
2,825,000	2017-M3, Class A2[b]	2,743,478
	2.784%, 2/25/2027, Ser.
4,250,000	2017-M2, Class A2[b]	4,228,412
	2.961%, 2/25/2027, Ser.
5,000,000	2017-M7, Class A2[b]	5,025,681
	Federal National Mortgage Association Grantor Trust
	2.898%, 6/25/2027, Ser.
5,598,801	2017-T1, Class A	5,558,281
	GS Mortgage Securities Trust
	3.801%, 1/10/2047, Ser.
2,925,000	2015-23A, Class AR	3,062,345
	3.666%, 9/10/2047, Ser.
4,000,000	2104-GC24, Class A4	4,178,820
	3.244%, 10/10/2048, Ser.
4,000,000	2015-GC34, Class A3	4,043,200
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
	3.507%, 5/15/2045, Ser.
1,525,111	2012-C6, Class A3	1,573,484
	JPMBB Commercial Mortgage Securities Trust
	3.231%, 1/15/2048, Ser.
2,850,000	2014-C26, Class A3	2,899,181
	SCG Trust
	3.127%, (LIBOR 1M + 1.650%), 11/15/2026, Ser.
700,000	2013-SRP1, Class Ab,i	699,568
	UBS Commercial Mortgage Trust
	3.400%, 5/10/2045, Ser.
3,185,349	2012-C1, Class A3	3,267,347
	Wells Fargo Commercial Mortgage Trust
	3.617%, 9/15/2057, Ser.
2,500,000	2015-NXS3, Class A4	2,593,919
	3.839%, 9/15/2058, Ser.
2,250,000	2015-LC22, Class A4	2,368,031
	WFRBS Commercial Mortgage Trust
	2.870%, 11/15/2045, Ser.
2,800,000	2012-C9, Class A3	2,818,320

	Total	68,832,401

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Communications Services (1.7%)
	21st Century Fox America, Inc.
$1,140,000	6.900%, 3/1/2019	$1,199,799
	Altice Financing SA
1,675,000	6.625%, 2/15/2023[i]	1,753,892
	AMC Networks, Inc.
1,675,000	5.000%, 4/1/2024	1,695,937
	America Movil SAB de CV
829,000	5.000%, 10/16/2019	866,280
	American Tower Corporation
1,280,000	3.300%, 2/15/2021	1,303,355
	AT&T, Inc.
600,000	5.875%, 10/1/2019	635,630
360,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b] 364,296
835,000	3.800%, 3/1/2024	854,958
1,988,000	3.900%, 8/14/2027	2,000,710
1,017,000	4.100%, 2/15/2028[i]	1,020,062
822,000	4.300%, 2/15/2030[i]	821,810
1,100,000	5.250%, 3/1/2037	1,162,608
3,260,000	4.900%, 8/14/2037	3,305,569
840,000	6.350%, 3/15/2040	992,296
950,000	5.550%, 8/15/2041	1,031,692
546,000	4.750%, 5/15/2046	533,558
	British Sky Broadcasting Group plc
880,000	2.625%, 9/16/2019[i]	881,619
1,100,000	3.125%, 11/26/2022[i]	1,106,225
	CCO Holdings, LLC
2,100,000	5.875%, 4/1/2024[i]	2,189,250
	CenturyLink, Inc.
1,630,000	6.450%, 6/15/2021	1,646,300
	Charter Communications Operating, LLC
450,000	6.834%, 10/23/2055	540,822
630,000	3.579%, 7/23/2020	641,703
2,480,000	4.908%, 7/23/2025	2,636,104
	Clear Channel Worldwide Holdings, Inc.
2,160,000	6.500%, 11/15/2022	2,195,100
	Comcast Corporation
875,000	2.750%, 3/1/2023	879,037
2,190,000	4.400%, 8/15/2035	2,392,686
418,000	4.650%, 7/15/2042	470,120
565,000	4.750%, 3/1/2044	647,359
	Cox Communications, Inc.
1,400,000	3.350%, 9/15/2026[i]	1,367,767
568,000	4.600%, 8/15/2047[i]	572,762
	Crown Castle International Corporation
1,183,000	3.400%, 2/15/2021	1,208,019
2,062,000	5.250%, 1/15/2023	2,257,470
1,136,000	3.200%, 9/1/2024	1,123,966
	CSC Holdings, LLC
245,000	5.500%, 4/15/2027[i]	249,900
	Digicel, Ltd.
2,725,000	6.000%, 4/15/2021*	2,682,054
	Discovery Communications, LLC
1,420,000	4.900%, 3/11/2026	1,514,496
2,270,000	5.000%, 9/20/2037	2,350,309
	Gray Television, Inc.
1,690,000	5.875%, 7/15/2026[i]	1,732,250
	Intelsat Jackson Holdings SA
1,590,000	8.000%, 2/15/2024[i]	1,673,475
	Level 3 Communications, Inc.
2,080,000	5.375%, 1/15/2024	2,077,400
	Level 3 Financing, Inc.
700,000	5.375%, 5/1/2025	699,125
	Moody’s Corporation
770,000	2.750%, 12/15/2021	770,880
	Neptune Finco Corporation
1,769,000	10.875%, 10/15/2025[i]	2,100,687
	Netflix, Inc.
1,895,000	4.875%, 4/15/2028[i]	1,857,100
	Nexstar Escrow Corporation
1,700,000	5.625%, 8/1/2024[i]	1,755,250
	Omnicom Group, Inc.
530,000	3.600%, 4/15/2026	536,053
	S&P Global, Inc.
1,024,000	3.300%, 8/14/2020	1,042,980
	SES Global Americas Holdings GP
620,000	2.500%, 3/25/2019[i]	617,683
	SFR Group SA
2,455,000	6.000%, 5/15/2022[i]	2,485,687
	Sprint Communications, Inc.
1,485,000	6.000%, 11/15/2022	1,485,000
	Sprint Corporation
1,405,000	7.625%, 2/15/2025	1,471,737
	Telefonica Emisiones SAU
858,000	3.192%, 4/27/2018	861,047
	Time Warner Entertainment Company, LP
1,341,000	8.375%, 3/15/2023	1,627,934
	T-Mobile USA, Inc.
2,520,000	6.125%, 1/15/2022	2,599,380
	Verizon Communications, Inc.
2,304,000	5.150%, 9/15/2023	2,563,140
1,701,000	3.376%, 2/15/2025[i]	1,707,030
859,000	4.272%, 1/15/2036	853,942
2,272,000	4.862%, 8/21/2046	2,364,507
1,796,000	4.522%, 9/15/2048	1,766,814
	Viacom, Inc.
840,000	3.875%, 12/15/2021	856,708
560,000	4.250%, 9/1/2023	571,668
1,095,000	6.875%, 4/30/2036	1,241,699
840,000	5.850%, 9/1/2043	868,519
	Virgin Media Secured Finance plc
1,725,000	5.250%, 1/15/2026[i]	1,742,250
	Windstream Services, LLC
1,150,000	8.625%, 10/31/2025[i]	1,106,875

	Total	90,132,340

Consumer Cyclical (1.2%)
	Amazon.com, Inc.
710,000	3.150%, 8/22/2027[i]	710,859
1,420,000	3.875%, 8/22/2037[i]	1,505,618
852,000	4.050%, 8/22/2047[i]	917,321
	American Honda Finance Corporation
1,075,000	2.000%, 2/14/2020	1,069,433
	Aptiv plc
1,280,000	3.150%, 11/19/2020	1,299,676
	Automatic Data Processing, Inc.
375,000	3.375%, 9/15/2025	386,963

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Consumer Cyclical (1.2%) - continued
	Cinemark USA, Inc.
$2,695,000	4.875%, 6/1/2023	$2,728,687
	CVS Health Corporation
235,000	2.250%, 8/12/2019	234,266
3,370,000	4.875%, 7/20/2035	3,728,033
1,435,000	5.125%, 7/20/2045	1,643,235
	D.R. Horton, Inc.
1,175,000	2.550%, 12/1/2020	1,173,155
	Daimler Finance North America, LLC
1,120,000	1.998%, (LIBOR 3M + 0.620%), 10/30/2019[b,i]	1,125,343
	Delphi Jersey Holdings plc
1,795,000	5.000%, 10/1/2025[i]	1,817,438
	Ford Motor Credit Company, LLC
950,000	2.551%, 10/5/2018	952,755
1,000,000	2.943%, 1/8/2019	1,006,237
1,060,000	2.262%, 3/28/2019	1,058,325
100,000	8.125%, 1/15/2020	110,766
560,000	2.459%, 3/27/2020	558,169
420,000	3.200%, 1/15/2021	425,841
820,000	2.956%, (LIBOR 3M + 1.270%), 3/28/2022[b]	833,641
	General Motors Financial Company, Inc.
425,000	2.289%, (LIBOR 3M + 0.930%), 4/13/2020[b]	429,251
770,000	3.700%, 11/24/2020	790,412
512,000	4.200%, 3/1/2021	532,410
1,250,000	3.150%, 6/30/2022	1,248,869
560,000	3.950%, 4/13/2024	576,395
1,240,000	4.300%, 7/13/2025	1,291,896
	Home Depot, Inc.
1,215,000	3.000%, 4/1/2026	1,216,271
1,330,000	5.400%, 9/15/2040	1,692,582
840,000	4.250%, 4/1/2046	937,228
1,400,000	3.900%, 6/15/2047	1,474,999
	Hyundai Capital America
418,000	2.400%, 10/30/2018[i]	417,594
1,200,000	2.550%, 4/3/2020[i]	1,190,136
768,000	3.000%, 10/30/2020[i]	766,669
	Jaguar Land Rover Automotive plc
1,500,000	5.625%, 2/1/2023[i]	1,535,625
	KB Home
1,141,000	4.750%, 5/15/2019	1,160,967
	L Brands, Inc.
1,500,000	5.625%, 2/15/2022	1,599,375
	Landry’s, Inc.
1,600,000	6.750%, 10/15/2024[i]	1,628,000
	Lear Corporation
1,200,000	5.250%, 1/15/2025	1,281,085
	Lennar Corporation
1,485,000	4.875%, 12/15/2023	1,559,250
840,000	4.500%, 4/30/2024	861,252
	Live Nation Entertainment, Inc.
3,170,000	5.375%, 6/15/2022[i]	3,276,987
	McDonald’s Corporation
730,000	2.750%, 12/9/2020	737,519
1,120,000	2.625%, 1/15/2022	1,122,174
	MGM Resorts International
2,115,000	6.000%, 3/15/2023	2,284,200
	New Red Finance, Inc.
1,750,000	4.250%, 5/15/2024[i]	1,745,625
	Nissan Motor Acceptance Corporation
840,000	2.150%, 9/28/2020[i]	832,997
	Prime Security Services Borrower, LLC
2,340,000	9.250%, 5/15/2023[i]	2,597,400
	Six Flags Entertainment Corporation
2,790,000	4.875%, 7/31/2024[i]	2,831,850
	Toll Brothers Finance Corporation
432,000	4.000%, 12/31/2018	439,020

	Total	61,343,799

Consumer Non-Cyclical (1.8%)
	Abbott Laboratories
1,440,000	2.900%, 11/30/2021	1,456,510
700,000	3.400%, 11/30/2023	711,998
2,250,000	4.750%, 11/30/2036	2,526,329
1,130,000	4.900%, 11/30/2046	1,294,377
	AbbVie, Inc.
2,070,000	2.500%, 5/14/2020	2,076,255
1,320,000	3.600%, 5/14/2025	1,356,748
1,395,000	4.450%, 5/14/2046	1,514,981
	Actavis Funding SCS
840,000	4.550%, 3/15/2035	888,277
	Altria Group, Inc.
560,000	2.850%, 8/9/2022	563,601
700,000	2.625%, 9/16/2026	676,649
	Amgen, Inc.
1,680,000	2.200%, 5/11/2020	1,670,610
512,000	2.700%, 5/1/2022	511,392
475,000	3.125%, 5/1/2025	476,834
3,360,000	3.200%, 11/2/2027	3,354,805
	Anheuser-Busch InBev Finance, Inc.
550,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	567,560
2,839,000	3.650%, 2/1/2026	2,929,053
2,240,000	4.700%, 2/1/2036	2,512,057
	Anheuser-Busch InBev Worldwide, Inc.
536,000	3.750%, 1/15/2022	560,153
	BAT Capital Corporation
568,000	2.297%, 8/14/2020[i]	564,837
852,000	3.222%, 8/15/2024[i]	851,774
825,000	3.557%, 8/15/2027[i]	825,825
1,136,000	4.540%, 8/15/2047[i]	1,195,011
	BAT International Finance plc
480,000	2.099%, (LIBOR 3M + 0.510%), 6/15/2018[b,i]	480,371
	Bayer U.S. Finance, LLC
840,000	3.375%, 10/8/2024[i]	854,468
	Becton, Dickinson and Company
1,214,000	3.734%, 12/15/2024	1,243,104
840,000	4.669%, 6/6/2047	908,649
	Boston Scientific Corporation
435,000	6.000%, 1/15/2020	464,291
525,000	3.850%, 5/15/2025	539,614
840,000	7.375%, 1/15/2040	1,159,331
	Bunge Limited Finance Corporation
762,000	8.500%, 6/15/2019	825,383
580,000	3.500%, 11/24/2020	592,056
	Cardinal Health, Inc.
560,000	3.079%, 6/15/2024	551,149

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Consumer Non-Cyclical (1.8%) - continued
$1,120,000	3.410%, 6/15/2027	$1,095,984
	Celgene Corporation
2,285,000	2.875%, 8/15/2020	2,306,139
	Church & Dwight Company, Inc.
310,000	2.450%, 12/15/2019	310,880
	Clorox Company
1,680,000	3.100%, 10/1/2027	1,668,145
	EMD Finance, LLC
1,128,000	2.950%, 3/19/2022[i]	1,132,713
	Energizer Holdings, Inc.
1,900,000	5.500%, 6/15/2025[i]	1,978,945
	Envision Healthcare Corporation
2,205,000	5.125%, 7/1/2022[i]	2,138,850
	Express Scripts Holding Company
560,000	3.000%, 7/15/2023	556,021
	Forest Laboratories, LLC
300,000	4.875%, 2/15/2021[i]	317,531
	Gilead Sciences, Inc.
560,000	2.950%, 3/1/2027	550,622
	Grupo Bimbo SAB de CV
860,000	4.700%, 11/10/2047[i]	867,921
	H. J. Heinz Company
1,000,000	3.500%, 7/15/2022	1,022,626
	HCA, Inc.
1,070,000	5.250%, 6/15/2026	1,134,200
1,105,000	4.500%, 2/15/2027	1,110,525
	Imperial Tobacco Finance plc
1,250,000	2.950%, 7/21/2020[i]	1,261,983
	JBS USA, LLC
1,450,000	5.750%, 6/15/2025[i]	1,395,625
	Johnson & Johnson
1,400,000	2.900%, 1/15/2028	1,401,642
	Kimberly-Clark Corporation
1,410,000	3.900%, 5/4/2047	1,491,551
	Kraft Foods Group, Inc.
1,056,000	5.000%, 6/4/2042	1,132,205
	Kroger Company
710,000	2.800%, 8/1/2022	707,330
	Laboratory Corporation of America Holdings
360,000	2.625%, 2/1/2020	360,928
	McKesson Corporation
650,000	4.883%, 3/15/2044	706,762
	Mead Johnson Nutrition Company
512,000	3.000%, 11/15/2020	519,630
	Medtronic, Inc.
4,070,000	4.375%, 3/15/2035	4,585,006
560,000	4.625%, 3/15/2045	651,836
	Merck & Company, Inc.
385,000	1.785%, (LIBOR 3M + 0.375%), 2/10/2020[b]	387,370
260,000	3.700%, 2/10/2045	271,167
	Molson Coors Brewing Company
980,000	2.250%, 3/15/2020	975,001
	Mondelez International Holdings Netherlands BV
1,200,000	2.000%, 10/28/2021[i]	1,167,307
	Mondelez International, Inc.
418,000	1.897%, (LIBOR 3M + 0.520%), 2/1/2019[b]	419,020
	Mylan NV
1,020,000	3.000%, 12/15/2018	1,025,448
260,000	3.150%, 6/15/2021	261,426
580,000	5.250%, 6/15/2046	634,975
	Newell Rubbermaid, Inc.
748,000	5.500%, 4/1/2046	891,063
	PepsiCo, Inc.
1,032,000	2.850%, 2/24/2026	1,023,522
	Reynolds American, Inc.
1,563,000	5.700%, 8/15/2035	1,861,886
	Roche Holdings, Inc.
768,000	4.000%, 11/28/2044[i]	822,963
	Shire Acquisitions Investments Ireland Designated Activity Company
1,680,000	2.400%, 9/23/2021	1,653,380
	Simmons Foods, Inc.
1,795,000	5.750%, 11/1/2024[i]	1,779,294
	Smithfield Foods, Inc.
1,320,000	2.700%, 1/31/2020[i]	1,311,315
	Teleflex, Inc.
560,000	4.875%, 6/1/2026	578,200
	Tenet Healthcare Corporation
2,285,000	8.125%, 4/1/2022	2,324,987
	Teva Pharmaceutical Finance Netherlands III BV
1,440,000	3.150%, 10/1/2026	1,188,609
	Thermo Fisher Scientific, Inc.
396,000	3.000%, 4/15/2023	398,384
	TreeHouse Foods, Inc.
760,000	4.875%, 3/15/2022	768,550
	Tyson Foods, Inc.
560,000	3.550%, 6/2/2027	573,253
	VRX Escrow Corporation
3,245,000	6.125%, 4/15/2025[i]	2,969,175
	Zoetis, Inc.
1,870,000	4.700%, 2/1/2043	2,088,807

	Total	92,484,754

Energy (1.7%)
	Anadarko Petroleum Corporation
1,680,000	4.850%, 3/15/2021	1,773,984
	Antero Resources Corporation
1,775,000	5.125%, 12/1/2022	1,810,500
	BP Capital Markets plc
1,003,000	3.062%, 3/17/2022	1,021,435
1,560,000	3.535%, 11/4/2024	1,620,434
285,000	3.119%, 5/4/2026	287,981
1,960,000	3.279%, 9/19/2027	1,983,499
	Buckeye Partners, LP
846,000	2.650%, 11/15/2018	848,441
	Canadian Natural Resources, Ltd.
1,005,000	3.450%, 11/15/2021	1,027,856
560,000	6.250%, 3/15/2038	698,841
	Canadian Oil Sands, Ltd.
750,000	9.400%, 9/1/2021[i]	896,618
	Cenovus Energy, Inc.
1,120,000	3.800%, 9/15/2023	1,131,019
921,000	5.200%, 9/15/2043	934,003

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Energy (1.7%) - continued
	Cheniere Corpus Christi Holdings, LLC
$1,635,000	5.875%, 3/31/2025	$1,771,931
	Cheniere Energy Partners, LP
1,810,000	5.250%, 10/1/2025[i]	1,841,675
	Cimarex Energy Company
840,000	4.375%, 6/1/2024	891,212
	Columbia Pipeline Group, Inc.
995,000	2.450%, 6/1/2018	995,586
	Concho Resources, Inc.
715,000	4.375%, 1/15/2025	743,600
	ConocoPhillips
1,400,000	6.500%, 2/1/2039	1,957,787
	Continental Resources, Inc.
1,400,000	5.000%, 9/15/2022	1,421,000
	El Paso Pipeline Partners Operating Company, LLC
840,000	4.300%, 5/1/2024	874,401
	Enbridge, Inc.
975,000	2.900%, 7/15/2022	968,974
	Encana Corporation
230,000	3.900%, 11/15/2021	236,358
	Energy Transfer Equity, LP
1,450,000	5.500%, 6/1/2027	1,479,000
	Energy Transfer Partners, LP
1,120,000	4.650%, 6/1/2021	1,175,502
765,000	4.900%, 3/15/2035	756,249
	Energy Transfer, LP
600,000	5.150%, 2/1/2043	567,741
	EnLink Midstream Partners, LP
575,000	4.150%, 6/1/2025	580,867
420,000	4.850%, 7/15/2026	439,994
	Enterprise Products Operating, LLC
758,000	5.100%, 2/15/2045	864,193
	EQT Corporation
754,000	8.125%, 6/1/2019	811,961
725,000	3.000%, 10/1/2022	717,178
560,000	3.900%, 10/1/2027	556,549
	Exxon Mobil Corporation
420,000	4.114%, 3/1/2046	468,706
	Hess Corporation
845,000	6.000%, 1/15/2040	933,115
	Kinder Morgan Energy Partners, LP
765,000	3.500%, 3/1/2021	778,044
	Magellan Midstream Partners, LP
750,000	5.000%, 3/1/2026	832,899
	Marathon Oil Corporation
840,000	2.700%, 6/1/2020	840,064
1,960,000	6.600%, 10/1/2037	2,454,109
	Marathon Petroleum Corporation
375,000	3.400%, 12/15/2020	383,145
1,136,000	6.500%, 3/1/2041	1,422,761
	MPLX, LP
1,680,000	4.875%, 6/1/2025	1,800,088
850,000	4.125%, 3/1/2027	870,365
	Newfield Exploration Company
1,960,000	5.625%, 7/1/2024	2,107,000
	Noble Energy, Inc.
724,000	5.625%, 5/1/2021	743,682
	ONEOK, Inc.
2,540,000	7.500%, 9/1/2023	3,022,778
850,000	4.000%, 7/13/2027	861,255
	Parsley Energy, LLC
765,000	5.625%, 10/15/2027[i]	782,212
	PBF Holding Company, LLC
1,355,000	7.250%, 6/15/2025	1,424,444
	Petrobras Global Finance BV
340,000	8.375%, 5/23/2021	387,770
1,400,000	6.250%, 3/17/2024	1,486,800
	Petroleos Mexicanos
1,680,000	6.000%, 3/5/2020	1,782,480
345,000	2.378%, 4/15/2025	343,274
790,000	6.750%, 9/21/2047	824,641
	Pioneer Natural Resources Company
500,000	4.450%, 1/15/2026	535,788
	Plains All American Pipeline, LP
1,300,000	5.000%, 2/1/2021	1,362,178
	Regency Energy Partners, LP
1,120,000	5.875%, 3/1/2022	1,224,315
1,450,000	5.000%, 10/1/2022	1,545,467
	Rowan Companies, Inc.
220,000	7.375%, 6/15/2025	224,675
	Sabine Pass Liquefaction, LLC
840,000	6.250%, 3/15/2022	934,509
1,000,000	5.625%, 4/15/2023	1,097,688
1,140,000	5.750%, 5/15/2024	1,266,846
1,440,000	5.625%, 3/1/2025	1,587,996
	Schlumberger Holdings Corporation
375,000	3.000%, 12/21/2020[i]	379,808
	Shell International Finance BV
360,000	1.863%, (LIBOR 3M + 0.450%), 5/11/2020[b]	363,294
	Southwestern Energy Company
1,860,000	7.500%, 4/1/2026	1,976,250
	SRC Energy, Inc.
1,045,000	6.250%, 12/1/2025[i]	1,068,512
	Suncor Energy, Inc.
780,000	3.600%, 12/1/2024	796,956
	Sunoco Logistics Partners Operations, LP
450,000	4.400%, 4/1/2021	467,925
	Targa Resources Partners, LP
525,000	5.250%, 5/1/2023	536,812
	Tesoro Corporation
1,680,000	4.750%, 12/15/2023[i]	1,805,837
	Weatherford International, Ltd.
2,120,000	8.250%, 6/15/2023	2,141,200
	Western Gas Partners, LP
1,120,000	4.000%, 7/1/2022	1,142,462
	Williams Companies, Inc.
1,400,000	7.500%, 1/15/2031	1,711,500
	Williams Partners, LP
700,000	4.000%, 11/15/2021	723,839
710,000	4.500%, 11/15/2023	750,765
1,050,000	3.750%, 6/15/2027	1,051,884
1,120,000	6.300%, 4/15/2040	1,376,539
	Woodside Finance, Ltd.
1,400,000	3.650%, 3/5/2025[i]	1,408,176
565,000	3.700%, 3/15/2028[i]	560,945

	Total	86,278,167

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Financials (4.7%)
	ABN AMRO Bank NV
$1,050,000	4.750%, 7/28/2025[i]	$1,114,575
	ACE INA Holdings, Inc.
737,000	4.350%, 11/3/2045	831,373
	AerCap Ireland Capital Designated Activity Company
1,120,000	3.500%, 1/15/2025	1,109,931
	AerCap Ireland Capital, Ltd.
550,000	3.750%, 5/15/2019	558,657
560,000	4.625%, 10/30/2020	586,996
1,420,000	5.000%, 10/1/2021	1,513,542
560,000	4.625%, 7/1/2022	593,184
	Aetna, Inc.
1,100,000	2.800%, 6/15/2023	1,082,433
	Air Lease Corporation
625,000	2.125%, 1/15/2018	624,958
198,000	2.625%, 9/4/2018	198,583
1,400,000	3.375%, 1/15/2019	1,413,476
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	972,096
1,050,000	4.125%, 3/30/2020	1,071,000
	American Express Credit Corporation
590,000	2.150%, (LIBOR 3M + 0.550%), 3/18/2019[b]	592,325
1,692,000	1.875%, 5/3/2019	1,685,059
	American International Group, Inc.
320,000	3.300%, 3/1/2021	326,187
768,000	4.125%, 2/15/2024	811,310
1,705,000	3.750%, 7/10/2025	1,757,486
1,560,000	3.900%, 4/1/2026	1,617,325
	Anthem, Inc.
1,400,000	4.625%, 5/15/2042	1,524,040
	Aon plc
384,000	3.875%, 12/15/2025	401,392
	ASP AMC Merger Sub, Inc.
960,000	8.000%, 5/15/2025[i]	921,600
	Avalonbay Communities, Inc.
1,125,000	3.500%, 11/15/2025	1,153,402
	Banco Santander SA
2,200,000	6.375%, 5/19/2019[b,l]	2,248,862
	Bank of America Corporation
800,000	2.728%, (LIBOR 3M + 1.070%), 3/22/2018[b]	801,508
500,000	2.205%, (LIBOR 3M + 0.870%), 4/1/2019[b]	503,993
705,000	2.369%, 7/21/2021[b]	703,718
850,000	2.328%, 10/1/2021[b]	847,543
1,065,000	3.300%, 1/11/2023	1,089,341
1,130,000	2.881%, 4/24/2023[b]	1,131,522
1,056,000	4.000%, 4/1/2024	1,116,098
3,080,000	4.000%, 1/22/2025	3,203,592
1,400,000	3.093%, 10/1/2025[b]	1,396,467
795,000	3.500%, 4/19/2026	812,596
1,704,000	4.183%, 11/25/2027	1,778,944
1,160,000	3.824%, 1/20/2028[b]	1,199,533
1,322,000	5.875%, 2/7/2042	1,749,139
	Bank of New York Mellon Corporation
1,280,000	2.500%, 4/15/2021	1,282,762
	Bank of Nova Scotia
1,200,000	2.700%, 3/7/2022	1,199,848
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
315,000	2.850%, 9/8/2021[i]	316,407
	Barclays Bank plc
264,000	10.179%, 6/12/2021[i]	321,716
	Barclays plc
780,000	2.750%, 11/8/2019	781,677
1,680,000	3.684%, 1/10/2023	1,704,633
1,039,000	3.650%, 3/16/2025	1,037,147
	BB&T Corporation
325,000	2.074%, (LIBOR 3M + 0.715%), 1/15/2020[b]	327,927
	Berkshire Hathaway Energy Company
900,000	4.500%, 2/1/2045	1,005,238
	Berkshire Hathaway, Inc.
640,000	2.750%, 3/15/2023	644,090
	BPCE SA
725,000	3.000%, 5/22/2022[i]	724,598
1,960,000	3.500%, 10/23/2027[i]	1,928,622
	Capital One Financial Corporation
605,000	2.450%, 4/24/2019	606,365
980,000	2.500%, 5/12/2020	978,712
1,120,000	3.050%, 3/9/2022	1,127,716
	Capital One NA
1,405,000	2.350%, 1/31/2020	1,400,693
	CBOE Holdings, Inc.
630,000	1.950%, 6/28/2019	625,959
	Cigna Corporation
2,260,000	3.050%, 10/15/2027	2,219,167
	CIT Group, Inc.
2,075,000	5.000%, 8/15/2022	2,199,500
	Citigroup, Inc.
415,000	2.119%, (LIBOR 3M + 0.770%), 4/8/2019[b]	417,287
1,400,000	2.140%, (LIBOR 3M + 0.790%), 1/10/2020[b]	1,408,323
1,075,000	2.700%, 3/30/2021	1,078,163
1,275,000	2.750%, 4/25/2022	1,272,263
690,000	4.050%, 7/30/2022	718,061
1,990,000	4.400%, 6/10/2025	2,100,023
1,120,000	3.200%, 10/21/2026	1,110,938
1,704,000	3.668%, 7/24/2028[b]	1,728,282
840,000	4.125%, 7/25/2028	865,478
1,400,000	3.520%, 10/27/2028[b]	1,406,178
	Citizens Bank NA
1,220,000	2.300%, 12/3/2018	1,220,828
1,165,000	2.200%, 5/26/2020	1,156,799
	Commerzbank AG
1,400,000	8.125%, 9/19/2023[i]	1,673,927
	Commonwealth Bank of Australia
840,000	2.250%, 3/10/2020[i]	837,365
	Compass Bank
1,060,000	2.750%, 9/29/2019	1,062,822
	Cooperatieve Centrale Raiffeisen - Boerenleenbank BA
1,560,000	3.950%, 11/9/2022	1,626,235
3,360,000	4.625%, 12/1/2023	3,601,191
	Credit Agricole SA
485,000	2.159%, (LIBOR 3M + 0.800%), 4/15/2019[b,i]	488,518
900,000	3.375%, 1/10/2022[i]	913,936
	Credit Suisse AG
512,000	5.400%, 1/14/2020	540,414
	Credit Suisse Group AG
1,400,000	2.997%, 12/14/2023[b,i]	1,383,364

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Financials (4.7%) - continued
	Credit Suisse Group Funding, Ltd.
$2,961,000	2.750%, 3/26/2020	$2,972,371
1,200,000	3.125%, 12/10/2020	1,215,173
1,024,000	3.750%, 3/26/2025	1,044,635
	DDR Corporation
1,190,000	4.625%, 7/15/2022	1,254,509
	Deutsche Bank AG
1,560,000	2.700%, 7/13/2020	1,552,258
1,630,000	3.375%, 5/12/2021	1,644,876
700,000	4.250%, 10/14/2021	730,045
	Digital Realty Trust LP
1,125,000	3.400%, 10/1/2020	1,147,140
	Discover Bank
1,135,000	8.700%, 11/18/2019	1,247,876
	Duke Realty, LP
260,000	3.875%, 2/15/2021	268,687
780,000	4.375%, 6/15/2022	826,487
	ERP Operating, LP
267,000	3.375%, 6/1/2025	272,204
	European Investment Bank
755,000	1.875%, 3/15/2019	754,054
	Fifth Third Bancorp
548,000	2.875%, 7/27/2020	553,756
310,000	2.875%, 10/1/2021	313,009
915,000	2.600%, 6/15/2022	909,559
	Five Corners Funding Trust
1,400,000	4.419%, 11/15/2023[i]	1,500,042
	GE Capital International Funding Company
4,190,000	4.418%, 11/15/2035	4,531,492
	Goldman Sachs Group, Inc.
1,170,000	2.578%, (LIBOR 3M + 1.200%), 4/30/2018[b]	1,173,486
430,000	2.516%, (LIBOR 3M + 1.100%), 11/15/2018[b]	432,661
3,035,000	5.375%, 3/15/2020	3,217,924
460,000	2.523%, (LIBOR 3M + 1.160%), 4/23/2020[b]	467,087
1,975,000	5.375%, 5/10/2020[b,l]	2,024,079
3,448,000	5.250%, 7/27/2021	3,736,536
1,120,000	2.908%, 6/5/2023[b]	1,112,413
2,240,000	3.272%, 9/29/2025[b]	2,230,463
1,980,000	3.691%, 6/5/2028[b]	2,008,042
800,000	4.750%, 10/21/2045	915,592
	Hartford Financial Services Group, Inc.
2,150,000	5.125%, 4/15/2022	2,345,964
	HBOS plc
1,384,000	6.750%, 5/21/2018[i]	1,407,461
	HCP, Inc.
1,630,000	4.000%, 12/1/2022	1,706,524
520,000	3.400%, 2/1/2025	515,292
	HSBC Bank plc
1,065,000	2.056%, (LIBOR 3M + 0.640%), 5/15/2018[b,i]	1,066,763
	HSBC Holdings plc
2,025,000	3.400%, 3/8/2021	2,069,556
1,075,000	6.875%, 6/1/2021[b,l]	1,158,312
925,000	2.650%, 1/5/2022	918,754
850,000	3.600%, 5/25/2023	874,398
1,040,000	3.900%, 5/25/2026	1,078,342
	Huntington National Bank
720,000	2.200%, 11/6/2018	720,636
	Icahn Enterprises, LP
750,000	6.750%, 2/1/2024	770,625
885,000	6.375%, 12/15/2025[i]	885,088
	ING Groep NV
855,000	3.150%, 3/29/2022	865,120
	International Lease Finance Corporation
275,000	4.625%, 4/15/2021	289,469
550,000	5.875%, 8/15/2022	609,251
	Intesa Sanpaolo SPA
715,000	3.125%, 7/14/2022[i]	709,753
	J.P. Morgan Chase & Company
980,000	6.300%, 4/23/2019	1,031,657
365,000	2.250%, 1/23/2020	364,736
1,200,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	1,206,748
670,000	2.295%, 8/15/2021	663,930
1,220,000	4.500%, 1/24/2022	1,305,315
768,000	3.200%, 1/25/2023	783,249
1,400,000	2.700%, 5/18/2023	1,390,610
565,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	579,629
1,040,000	3.625%, 5/13/2024	1,081,176
2,040,000	3.125%, 1/23/2025	2,050,790
855,000	3.300%, 4/1/2026	861,519
1,700,000	3.882%, 7/24/2038[b]	1,754,763
	KeyBank NA
860,000	2.350%, 3/8/2019	861,513
	KeyCorp
1,080,000	2.900%, 9/15/2020	1,090,030
	Kimco Realty Corporation
2,272,000	3.300%, 2/1/2025	2,253,750
	Kookmin Bank
900,000	1.625%, 8/1/2019[i]	883,080
	Liberty Mutual Group, Inc.
560,000	4.950%, 5/1/2022[i]	604,191
	Liberty Property, LP
1,417,000	3.750%, 4/1/2025	1,450,740
	Lincoln National Corporation
575,000	8.750%, 7/1/2019	627,756
	Lloyds Bank plc
515,000	2.120%, (LIBOR 3M + 0.520%), 3/16/2018[b]	515,363
	Lloyds Banking Group plc
1,405,000	2.907%, 11/7/2023[b]	1,392,769
	MassMutual Global Funding
920,000	2.750%, 6/22/2024[i]	915,685
	MetLife, Inc.
1,025,000	4.050%, 3/1/2045	1,073,975
	Mitsubishi UFJ Financial Group, Inc.
930,000	2.190%, 9/13/2021	913,072
1,420,000	3.287%, 7/25/2027	1,413,086
	Morgan Stanley
1,455,000	6.625%, 4/1/2018	1,470,938
780,000	2.647%, (LIBOR 3M + 1.280%), 4/25/2018[b]	782,548
560,000	5.550%, 7/15/2020[b,l]	581,700
675,000	2.500%, 4/21/2021	673,805
1,400,000	2.625%, 11/17/2021	1,393,464

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Financials (4.7%) - continued
$530,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[b]	$538,767
1,260,000	2.750%, 5/19/2022	1,255,218
660,000	4.875%, 11/1/2022	710,609
975,000	4.000%, 7/23/2025	1,020,630
1,350,000	4.350%, 9/8/2026	1,414,233
1,704,000	3.591%, 7/22/2028[b]	1,719,175
	MPT Operating Partnership, LP
1,535,000	6.375%, 3/1/2024	1,623,262
	Nasdaq, Inc.
655,000	3.850%, 6/30/2026	672,381
	National City Corporation
1,519,000	6.875%, 5/15/2019	1,610,360
	New York Life Global Funding
840,000	2.300%, 6/10/2022[i]	828,129
	Park Aerospace Holdings, Ltd.
860,000	5.500%, 2/15/2024[i]	853,550
	Prudential Financial, Inc.
315,000	2.350%, 8/15/2019	315,179
	Quicken Loans, Inc.
2,665,000	5.750%, 5/1/2025[i]	2,758,302
	Realty Income Corporation
1,120,000	4.125%, 10/15/2026	1,164,115
	Regions Bank
261,000	7.500%, 5/15/2018	266,226
	Regions Financial Corporation
1,000,000	2.250%, 9/14/2018	1,001,086
768,000	3.200%, 2/8/2021	781,341
	Reinsurance Group of America, Inc.
579,000	5.000%, 6/1/2021	619,066
	Reliance Standard Life Global Funding II
395,000	2.500%, 4/24/2019[i]	395,842
	Royal Bank of Scotland Group plc
1,400,000	8.625%, 8/15/2021[b,l]	1,576,750
800,000	3.875%, 9/12/2023	813,428
	Santander UK Group Holdings plc
896,000	2.875%, 10/16/2020	898,961
	Santander UK plc
456,000	3.050%, 8/23/2018	459,119
	Simon Property Group, LP
330,000	2.500%, 9/1/2020	331,173
1,115,000	2.750%, 2/1/2023	1,112,820
1,120,000	4.250%, 11/30/2046	1,179,350
	Skandinaviska Enskilda Banken AB
615,000	2.375%, 3/25/2019[i]	616,380
	Societe Generale SA
840,000	4.750%, 11/24/2025[i]	883,697
	Standard Chartered plc
1,929,000	2.100%, 8/19/2019[i]	1,916,578
	State Street Corporation
510,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	519,275
	Sumitomo Mitsui Financial Group, Inc.
975,000	2.784%, 7/12/2022	969,305
840,000	3.010%, 10/19/2026	817,438
	Sumitomo Mitsui Trust Bank, Ltd.
1,400,000	1.950%, 9/19/2019[i]	1,388,668
	SunTrust Banks, Inc.
1,120,000	2.250%, 1/31/2020	1,118,211
	Svenska Handelsbanken AB
715,000	2.090%, (LIBOR 3M + 0.490%), 6/17/2019[b]	718,471
	Synchrony Financial
1,400,000	3.000%, 8/15/2019	1,409,601
305,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	309,292
330,000	4.250%, 8/15/2024	342,093
	Toronto-Dominion Bank
375,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	382,076
	UBS Group Funding Jersey, Ltd.
1,420,000	3.000%, 4/15/2021[i]	1,429,832
768,000	4.125%, 9/24/2025[i]	805,784
	UBS Group Funding Switzerland AG
1,105,000	3.491%, 5/23/2023[i]	1,122,446
	UnitedHealth Group, Inc.
200,000	3.350%, 7/15/2022	206,500
1,400,000	2.950%, 10/15/2027	1,395,483
2,470,000	4.625%, 7/15/2035	2,874,526
	USB Realty Corporation
310,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,i,l]	279,387
	Vantiv, LLC
1,635,000	4.375%, 11/15/2025[i]	1,655,732
	Ventas Realty, LP
1,200,000	3.100%, 1/15/2023	1,200,009
	Voya Financial, Inc.
434,000	2.900%, 2/15/2018	434,424
1,979,000	3.125%, 7/15/2024	1,960,759
	Wells Fargo & Company
455,000	2.058%, (LIBOR 3M + 0.680%), 1/30/2020[b]	458,764
1,020,000	2.550%, 12/7/2020	1,024,054
1,280,000	2.625%, 7/22/2022	1,272,949
1,150,000	3.069%, 1/24/2023	1,158,496
1,120,000	3.450%, 2/13/2023	1,141,169
1,040,000	3.000%, 2/19/2025	1,031,073
1,600,000	3.000%, 4/22/2026	1,569,339
1,140,000	3.000%, 10/23/2026	1,117,064
1,930,000	4.900%, 11/17/2045	2,182,407
	Welltower, Inc.
520,000	3.750%, 3/15/2023	538,780
1,940,000	4.000%, 6/1/2025	2,005,590

	Total	242,281,033

Foreign Government (0.1%)
	Argentina Government International Bond
820,000	7.500%, 4/22/2026	927,543
280,000	6.875%, 1/26/2027	305,900
	Export-Import Bank of Korea
450,000	2.250%, 1/21/2020	445,264
	Kommunalbanken AS
735,000	1.500%, 10/22/2019[i]	726,729
	Turkey Government International Bond
1,704,000	5.750%, 5/11/2047	1,661,400

	Total	4,066,836

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Mortgage-Backed Securities (12.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$37,325,000	3.000%, 1/1/2033[e]	$38,019,245
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
64,500,000	4.000%, 1/1/2048[e]	67,473,450
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,740,608	1.752%, (LIBOR 12M + 1.550%), 7/1/2043[b]	3,858,359
80,825,000	3.000%, 1/1/2048[e]	80,841,165
247,400,000	3.500%, 1/1/2048[e]	254,154,020
136,375,000	4.000%, 1/1/2048[e]	142,689,163
35,700,000	4.500%, 1/1/2048[e]	37,981,230
	U.S. Residential Opportunity Fund Trust
885,000	3.352%, 11/27/2037, Ser. 2017-1A, Class Ai	882,494

	Total	625,899,126

Technology (1.1%)
	Amphenol Corporation
318,000	2.550%, 1/30/2019	319,062
	Apple, Inc.
360,000	1.713%, (LIBOR 3M + 0.300%), 5/6/2020[b]	361,394
690,000	3.000%, 2/9/2024	698,614
1,792,000	3.200%, 5/13/2025	1,827,732
1,120,000	3.200%, 5/11/2027	1,133,896
1,505,000	3.000%, 6/20/2027	1,497,947
2,250,000	3.000%, 11/13/2027	2,235,662
1,400,000	4.500%, 2/23/2036	1,603,688
768,000	4.650%, 2/23/2046	898,531
1,400,000	4.250%, 2/9/2047	1,554,238
1,975,000	3.750%, 9/12/2047	2,021,972
	Applied Materials, Inc.
560,000	3.300%, 4/1/2027	569,413
	Avnet, Inc.
820,000	3.750%, 12/1/2021	831,705
	Baidu, Inc.
1,275,000	3.000%, 6/30/2020	1,280,003
	Broadcom Corporation
2,520,000	3.500%, 1/15/2028[i]	2,401,604
	Cisco Systems, Inc.
480,000	1.981%, (LIBOR 3M + 0.500%), 3/1/2019[b]	482,339
	CommScope Technologies Finance, LLC
1,615,000	6.000%, 6/15/2025[i]	1,715,937
	Diamond 1 Finance Corporation
680,000	3.480%, 6/1/2019[i]	688,458
1,400,000	5.450%, 6/15/2023[i]	1,512,682
560,000	8.350%, 7/15/2046[i]	721,080
	Equinix, Inc.
1,870,000	5.750%, 1/1/2025	1,984,537
	Fidelity National Information Services, Inc.
1,070,000	2.850%, 10/15/2018	1,076,488
619,000	3.625%, 10/15/2020	635,962
	Harland Clarke Holdings Corporation
1,640,000	8.375%, 8/15/2022[i]	1,703,058
	Hewlett Packard Enterprise Company
565,000	2.850%, 10/5/2018	567,720
705,000	2.100%, 10/4/2019[i]	700,098
565,000	4.400%, 10/15/2022	593,686
	Intel Corporation
185,000	3.100%, 7/29/2022	190,276
685,000	3.700%, 7/29/2025	723,682
1,188,000	4.100%, 5/19/2046	1,308,788
	International Business Machines Corporation
1,056,000	4.700%, 2/19/2046	1,247,195
	Iron Mountain, Inc.
1,885,000	6.000%, 8/15/2023	1,969,825
	Microsoft Corporation
1,575,000	4.750%, 11/3/2055	1,947,306
1,575,000	4.200%, 11/3/2035	1,785,773
3,350,000	3.700%, 8/8/2046	3,488,987
1,400,000	4.250%, 2/6/2047	1,599,036
	NetApp, Inc.
925,000	2.000%, 9/27/2019[m]	917,734
	NXP BV
1,390,000	3.875%, 9/1/2022[i]	1,405,637
	Oracle Corporation
330,000	2.500%, 5/15/2022	330,480
1,056,000	2.400%, 9/15/2023	1,042,625
2,765,000	2.950%, 5/15/2025	2,776,316
1,400,000	3.850%, 7/15/2036	1,478,375
	QUALCOMM, Inc.
792,000	3.000%, 5/20/2022	792,624
560,000	4.300%, 5/20/2047	563,629
	Seagate HDD Cayman
930,000	4.750%, 1/1/2025	913,089
	Sensata Technologies UK Financing Company plc
1,140,000	6.250%, 2/15/2026[i]	1,239,750
	Tyco Electronics Group SA
284,000	3.450%, 8/1/2024	291,894
568,000	3.125%, 8/15/2027	565,759
	VMware, Inc.
265,000	2.950%, 8/21/2022	264,225

	Total	58,460,511

Transportation (0.3%)
	Air Canada Pass Through Trust
264,975	3.875%, 3/15/2023[i]	268,287
	American Airlines Pass Through Trust
1,107,105	3.375%, 5/1/2027	1,105,932
	Avis Budget Car Rental, LLC
1,195,000	6.375%, 4/1/2024[i]	1,243,158
	Burlington Northern Santa Fe, LLC
850,000	5.750%, 5/1/2040	1,106,730
2,485,000	5.050%, 3/1/2041	2,995,523
900,000	4.450%, 3/15/2043	1,013,320
1,175,000	3.900%, 8/1/2046	1,245,795
	Continental Airlines, Inc.
568,317	4.150%, 4/11/2024	593,891
	CSX Corporation
494,000	3.700%, 11/1/2023	512,424

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Transportation (0.3%) - continued
	Delta Air Lines, Inc.
$210,125	4.950%, 5/23/2019	$215,631
630,000	2.875%, 3/13/2020	634,195
	ERAC USA Finance, LLC
284,000	2.800%, 11/1/2018[i]	285,323
	J.B. Hunt Transport Services, Inc.
295,000	3.300%, 8/15/2022	298,791
	Southwest Airlines Company
845,000	2.750%, 11/6/2019	850,960
	XPO Logistics, Inc.
1,570,000	6.500%, 6/15/2022[i]	1,638,687

	Total	14,008,647

U.S. Government and Agencies (9.6%)
	Federal National Mortgage Association
205,000	6.250%, 5/15/2029	273,979
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	269,563
	U.S. Treasury Bonds
3,500,000	2.375%, 5/15/2027	3,488,949
7,000,000	2.250%, 8/15/2027	6,899,384
2,100,000	2.250%, 11/15/2027	2,069,718
1,075,000	4.375%, 5/15/2040	1,384,825
27,508,000	2.500%, 5/15/2046	26,137,282
8,000,000	2.750%, 8/15/2047	8,001,008
1,830,000	2.750%, 11/15/2047	1,830,942
	U.S. Treasury Bonds, TIPS
7,587,415	0.125%, 1/15/2023	7,531,617
52,344	2.375%, 1/15/2025	59,681
23,894,910	0.375%, 1/15/2027	23,739,166
28,204,389	0.375%, 7/15/2027	28,073,875
34,237	2.125%, 2/15/2040	44,606
463,947	0.750%, 2/15/2042	469,163
	U.S. Treasury Notes
22,250,000	0.750%, 2/15/2019	21,979,607
15,200,000	1.000%, 10/15/2019	14,966,852
37,960,000	1.500%, 10/31/2019	37,694,466
21,820,000	1.750%, 11/30/2019	21,762,835
69,580,000	1.375%, 9/30/2020	68,513,460
3,500,000	1.875%, 12/15/2020	3,489,612
10,250,000	1.375%, 5/31/2021	10,018,663
59,389,000	1.125%, 8/31/2021	57,366,835
36,500,000	1.875%, 7/31/2022	36,001,398
64,600,000	2.000%, 11/30/2022	64,002,932
1,120,000	1.375%, 9/30/2023	1,066,675
11,750,000	2.125%, 7/31/2024	11,607,763
33,030,000	2.250%, 11/15/2024	32,851,753
	U.S. Treasury Notes, TIPS
2,081,520	0.125%, 4/15/2021	2,073,517

	Total	493,670,126

Utilities (1.3%)
	American Electric Power Company, Inc.
1,722,000	2.950%, 12/15/2022	1,746,274
	Appalachian Power Company
560,000	3.300%, 6/1/2027	561,546
	Arizona Public Service Company
395,000	2.200%, 1/15/2020	393,815
	Atmos Energy Corporation
600,000	3.000%, 6/15/2027	596,817
	Berkshire Hathaway Energy Company
358,000	2.400%, 2/1/2020	359,653
	Calpine Corporation
900,000	5.375%, 1/15/2023	876,375
	CMS Energy Corporation
840,000	2.950%, 2/15/2027	810,456
840,000	3.450%, 8/15/2027	847,177
	Commonwealth Edison Company
1,025,000	3.700%, 3/1/2045	1,042,563
395,000	4.350%, 11/15/2045	442,698
	Consolidated Edison Company of New York, Inc.
384,000	4.500%, 12/1/2045	441,228
	Consolidated Edison, Inc.
528,000	2.000%, 5/15/2021	519,883
	Dominion Energy, Inc.
1,070,000	2.962%, 7/1/2019	1,078,183
1,120,000	2.579%, 7/1/2020	1,120,395
	DTE Electric Company
760,000	3.700%, 3/15/2045	782,367
890,000	3.700%, 6/1/2046	919,068
	DTE Energy Company
155,000	2.400%, 12/1/2019	154,797
	Duke Energy Carolinas, LLC
1,960,000	3.700%, 12/1/2047	2,017,045
	Duke Energy Corporation
900,000	2.100%, 6/15/2018	900,248
1,120,000	3.750%, 9/1/2046	1,106,508
	Duke Energy Florida, LLC
775,000	3.200%, 1/15/2027	784,388
	Duke Energy Indiana, LLC
1,085,000	3.750%, 5/15/2046	1,111,873
	Dynegy, Inc.
1,720,000	7.375%, 11/1/2022	1,814,600
	Edison International
1,050,000	2.950%, 3/15/2023	1,051,485
	Emera U.S. Finance, LP
800,000	2.150%, 6/15/2019	796,815
820,000	4.750%, 6/15/2046	896,958
	Enbridge Energy Partners, LP
1,400,000	5.875%, 10/15/2025	1,585,314
	Exelon Corporation
580,000	5.100%, 6/15/2045	683,999
792,000	4.450%, 4/15/2046	859,901
	Exelon Generation Company, LLC
770,000	5.200%, 10/1/2019	806,421
970,000	2.950%, 1/15/2020	979,855
	FirstEnergy Corporation
350,000	2.850%, 7/15/2022	346,773
2,015,000	4.850%, 7/15/2047	2,246,685
	ITC Holdings Corporation
284,000	4.050%, 7/1/2023	297,949
560,000	5.300%, 7/1/2043	675,059
	Kinder Morgan Energy Partners, LP
1,400,000	6.500%, 9/1/2039	1,651,138
	MidAmerican Energy Holdings Company
1,586,000	6.500%, 9/15/2037	2,222,733
	Monongahela Power Company
780,000	5.400%, 12/15/2043[i]	970,268

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (42.0%)	Value
Utilities (1.3%) - continued
	National Rural Utilities Cooperative Finance Corporation
$1,025,000	2.300%, 11/1/2020	$1,023,943
	NextEra Energy Capital Holdings, Inc.
660,000	2.300%, 4/1/2019	659,590
	NiSource Finance Corporation
560,000	3.490%, 5/15/2027	569,828
1,475,000	5.650%, 2/1/2045	1,845,468
	Northern States Power Company
1,240,000	4.125%, 5/15/2044	1,351,288
	Oncor Electric Delivery Company, LLC
2,240,000	3.750%, 4/1/2045	2,308,475
	Pacific Gas and Electric Company
1,400,000	3.300%, 3/15/2027	1,388,986
768,000	4.250%, 3/15/2046	805,317
	PG&E Corporation
375,000	2.400%, 3/1/2019[m]	375,198
	PPL Capital Funding, Inc.
372,000	3.500%, 12/1/2022	382,420
560,000	3.400%, 6/1/2023	571,224
1,275,000	5.000%, 3/15/2044	1,476,083
	PPL Electric Utilities Corporation
840,000	3.950%, 6/1/2047	907,030
	Public Service Electric & Gas Company
1,410,000	3.000%, 5/15/2027	1,401,422
	Sempra Energy
1,285,000	6.150%, 6/15/2018	1,308,862
370,000	2.400%, 3/15/2020	369,766
	Southern California Edison Company
220,000	2.400%, 2/1/2022	218,394
1,135,000	4.000%, 4/1/2047	1,217,884
	Southern Company
1,080,000	1.850%, 7/1/2019	1,073,365
1,150,000	2.950%, 7/1/2023	1,150,386
1,425,000	3.250%, 7/1/2026	1,397,152
1,100,000	4.400%, 7/1/2046	1,170,400
	Southern Company Gas Capital Corporation
1,400,000	4.400%, 5/30/2047	1,498,505
	Southwestern Electric Power Company
460,000	3.900%, 4/1/2045	471,503
	Tallgrass Energy Partners, LP
2,690,000	5.500%, 1/15/2028[i]	2,722,818
	Tesoro Logistics, LP
1,755,000	5.250%, 1/15/2025	1,845,733
	Xcel Energy, Inc.
1,670,000	3.350%, 12/1/2026	1,690,164

	Total	67,700,514

	Total Long-Term Fixed Income (cost $2,147,762,040)	2,162,087,494

Shares	Registered Investment Companies (29.6%)
Affiliated Equity Holdings (11.5%)
5,107,154	Thrivent Core International Equity Fund	51,684,402
2,636,950	Thrivent Large Cap Stock Portfolio	37,904,580
9,209,186	Thrivent Large Cap Value Portfolio	174,697,342
4,288,831	Thrivent Mid Cap Stock Portfolio	89,281,445
17,318,825	Thrivent Partner Worldwide Allocation Portfolio	190,898,481
2,123,607	Thrivent Small Cap Stock Portfolio	44,612,095

	Total	589,078,345

Affiliated Fixed Income Holdings (16.7%)
11,890,381	Thrivent Core Emerging Markets Debt Fund	117,595,864
25,956,876	Thrivent High Yield Portfolio	126,002,461
36,676,475	Thrivent Income Portfolio	378,809,306
23,609,813	Thrivent Limited Maturity Bond Portfolio	232,946,216

	Total	855,353,847

Equity Funds/Exchange Traded Funds (0.3%)
3,860	iShares Russell 2000 Growth Index Fund	720,662
194	iShares Russell 2000 Index Fund	29,577
8,100	Materials Select Sector SPDR Fund	490,293
42,264	SPDR S&P 500 ETF Trust	11,278,571
8,730	SPDR S&P Biotech ETF	740,915
14,810	SPDR S&P Metals & Mining ETF	538,640
295	SPDR S&P MidCap 400 ETF Trust	101,896
7,130	SPDR S&P Oil & Gas Exploration & Production ETF	265,093
26,520	VanEck Vectors Oil Services ETF	690,846

	Total	14,856,493

Fixed Income Funds/Exchange Traded Funds (1.1%)
72,000	iShares Barclays 1-3 Year Credit Bond Fund	7,526,880
146,400	iShares iBoxx $ Investment Grade Corporate Bond ETF	17,796,384
398,600	Vanguard Short-Term Corporate Bond ETF	31,608,980

	Total	56,932,244

	Total Registered Investment Companies (cost $1,344,248,287)	1,516,220,929

	Common Stock (23.6%)
Consumer Discretionary (2.9%)
29,216	Amazon.com, Inc.[n]	34,167,236
25,750	American Axle & Manufacturing Holdings, Inc.[n]	438,522
1,845	American Public Education, Inc.[n]	46,217
33,660	Aptiv plc	2,855,378
34,096	Aramark	1,457,263
3,980	Ascent Capital Group, Inc.[n]	45,730
19,500	BorgWarner, Inc.	996,255
21,245	Bright Horizons Family Solutions, Inc.[n]	1,997,030
2,540	Brunswick Corporation	140,259
10,270	Burlington Stores, Inc.[n]	1,263,518
16,633	Caleres, Inc.	556,873
3,963	Callaway Golf Company	55,205
2,758	Cedar Fair, LP	179,242
5,421	Century Casinos, Inc.[n]	49,494
4,645	Children’s Place, Inc.	675,151
1,210	Chipotle Mexican Grill, Inc.[n]	349,726
1,776	Citi Trends, Inc.	46,993
661,551	Comcast Corporation	26,495,118
25,467	Core-Mark Holding Company, Inc.	804,248

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (23.6%)	Value
Consumer Discretionary (2.9%) - continued
9,559	CSS Industries, Inc.	$266,027
8,758	Culp, Inc.	293,393
8,550	Delphi Technologies plc[n]	448,619
10,950	DISH Network Corporation[n]	522,862
23,900	Dollar Tree, Inc.[n]	2,564,709
19,323	Duluth Holdings, Inc.[n]	344,916
4,539	Emerald Expositions Events, Inc.	92,323
5,875	Entravision Communications Corporation	42,006
4,998	Expedia, Inc.	598,610
4,290	Five Below, Inc.[n]	284,513
6,870	FTD Companies, Inc.[n]	49,395
9,993	G-III Apparel Group, Ltd.[n]	368,642
21,540	Gray Television, Inc.[n]	360,795
8,680	Habit Restaurants, Inc.[n]	82,894
132,864	Harley-Davidson, Inc.	6,760,120
12,348	Haverty Furniture Companies, Inc.	279,682
2,250	Hemisphere Media Group, Inc.[n]	25,988
23,480	Home Depot, Inc.	4,450,164
4,552	Hyatt Hotels Corporation[n]	334,754
30,370	International Speedway Corporation	1,210,244
9,607	K12, Inc.[n]	152,751
11,740	La-Z-Boy, Inc.	366,288
2,479	Liberty Global plc[n]	88,847
13,280	Liberty Interactive Corporation[n]	324,298
29,828	Liberty Media Corporation - Liberty SiriusXM[n]	1,182,978
3,395	Liberty Media Corporation-Liberty Formula One[n]	111,084
6,064	Liberty SiriusXM Group[n]	240,498
1,360	Lithia Motors, Inc.	154,482
170,282	Lowe’s Companies, Inc.	15,826,009
834	Marcus Corporation	22,810
17,650	Michaels Companies, Inc.[n]	426,954
32,271	Modine Manufacturing Company[n]	651,874
50,706	Netflix, Inc.[n]	9,733,524
37,500	Newell Brands, Inc.	1,158,750
20,520	News Corporation, Class A	332,629
6,700	News Corporation, Class B	111,220
28,450	Norwegian Cruise Line Holdings, Ltd.[n]	1,514,963
22,031	Nutrisystem, Inc.	1,158,831
13,050	Office Depot, Inc.	46,197
1,590	O’Reilly Automotive, Inc.[n]	382,459
7,490	Oxford Industries, Inc.	563,173
5,680	Papa John’s International, Inc.	318,705
28,960	Pinnacle Entertainment, Inc.[n]	947,861
8,560	Polaris Industries, Inc.	1,061,354
2,598	Priceline Group, Inc.[n]	4,514,649
7,730	PVH Corporation	1,060,633
13,970	Ross Stores, Inc.	1,121,092
6,598	Ruth’s Hospitality Group, Inc.	142,847
5,360	Signet Jewelers, Ltd.	303,108
35,160	Six Flags Entertainment Corporation[m]	2,340,601
2,700	Stamps.com, Inc.[n]	507,600
2,340	Steven Madden, Ltd.[n]	109,278
3,580	Systemax, Inc.	119,107
22,975	Taylor Morrison Home Corporation[n]	562,198
643	Tenneco, Inc.	37,641
27,050	Time, Inc.	499,073
34,990	Toll Brothers, Inc.	1,680,220
46,273	Tower International, Inc.	1,413,640
13,557	Tupperware Brands Corporation	850,024
1,680	Ulta Beauty, Inc.[n]	375,749
1,400	Vail Resorts, Inc.	297,458
11,740	VF Corporation	868,760
32,608	Walt Disney Company	3,505,686
2,875	Whirlpool Corporation	484,840
7,560	Wingstop, Inc.[m]	294,689
2,650	Wyndham Worldwide Corporation	307,055
16,050	Zoe’s Kitchen, Inc.[n]	268,356
9,150	Zumiez, Inc.[n]	190,549

	Total	150,733,506

Consumer Staples (0.7%)
41,890	Altria Group, Inc.	2,991,365
9,602	Blue Buffalo Pet Products, Inc.[n]	314,850
47,130	Cott Corporation	785,186
100,730	CVS Health Corporation	7,302,925
2,839	Darling Ingredients, Inc.[n]	51,471
11,116	e.l.f. Beauty, Inc.[m,n]	247,998
31,070	Hain Celestial Group, Inc.[n]	1,317,057
2,400	Ingredion, Inc.	335,520
7,360	Inter Parfums, Inc.	319,792
3,550	John B. Sanfilippo & Son, Inc.	224,538
21,510	Kimberly-Clark Corporation	2,595,397
16,950	MGP Ingredients, Inc.[m]	1,303,116
24,150	Monster Beverage Corporation[n]	1,528,453
30,110	Pinnacle Foods, Inc.	1,790,642
10	Seaboard Corporation	44,100
2,470	Seneca Foods Corporation[n]	75,952
25,727	SpartanNash Company	686,396
81,809	US Foods Holding Corporation[n]	2,612,161
103,244	Wal-Mart Stores, Inc.	10,195,345

	Total	34,722,264

Energy (1.2%)
37,171	Abraxas Petroleum Corporation[n]	91,441
51,250	Anadarko Petroleum Corporation	2,749,050
2,440	Andeavor	278,990
78,575	Archrock, Inc.	825,038
35,755	Callon Petroleum Company[n]	434,423
102,560	Chevron Corporation	12,839,486
2,020	Cimarex Energy Company	246,460
16,710	Concho Resources, Inc.[n]	2,510,176
1,635	ConocoPhillips	89,745
15,039	Contango Oil & Gas Company[n]	70,834
6,450	Continental Resources, Inc.[n]	341,656
15,449	Contura Energy, Inc.	917,362
3,790	Delek US Holdings, Inc.	132,423
93,780	Devon Energy Corporation	3,882,492
46,545	EQT Corporation	2,649,341
7,910	Era Group, Inc.[n]	85,033
10,904	Exterran Corporation[n]	342,822
47,515	Exxon Mobil Corporation	3,974,155
166,750	Halliburton Company	8,149,072
7,640	HollyFrontier Corporation	391,321
410,803	Marathon Oil Corporation	6,954,895
24,695	Marathon Petroleum Corporation	1,629,376
61,496	Nabors Industries, Ltd.	420,018
45,747	Newpark Resources, Inc.[n]	393,424
31,003	Oil States International, Inc.[n]	877,385
26,993	Overseas Shipholding Group, Inc.[n]	73,961
3,935	Par Pacific Holdings, Inc.[n]	75,867
21,028	Parsley Energy, Inc.[n]	619,064
41,850	Patterson-UTI Energy, Inc.	962,968
60,020	Pioneer Energy Services Corporation[n]	183,061
26,270	Pioneer Natural Resources Company	4,540,769
14,771	ProPetro Holding Corporation[n]	297,783
6,060	Rowan Companies plc[n]	94,900
9,470	RPC, Inc.[m]	241,769

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (23.6%)	Value
Energy (1.2%) - continued
23,238	Teekay Tankers, Ltd.	$32,533
10,564	W&T Offshore, Inc.[n]	34,967
715,320	Weatherford International plc[m,n]	2,982,884
7,718	Whiting Petroleum Corporation[n]	204,373
61,340	WPX Energy, Inc.[n]	863,054

	Total	62,484,371

Financials (4.7%)
11,640	Affiliated Managers Group, Inc.	2,389,110
5,739	AG Mortgage Investment Trust, Inc.	109,098
20,522	AGNC Investment Corporation	414,339
21,550	Ally Financial, Inc.	628,398
49,360	American International Group, Inc.	2,940,869
3,700	Ameris Bancorp	178,340
13,421	Aon plc	1,798,414
7,133	Argo Group International Holdings, Ltd.	439,749
36,814	Associated Banc-Corp	935,076
38,220	Assured Guaranty, Ltd.	1,294,511
26,710	BancorpSouth Bank	840,030
630,189	Bank of America Corporation	18,603,179
1,655	Bank of Marin Bancorp	112,540
65,432	Bank of New York Mellon Corporation	3,524,168
5,650	Bank of the Ozarks	273,742
8,751	BankFinancial Corporation	134,240
72,006	Beneficial Bancorp, Inc.	1,184,499
25,030	Berkshire Hathaway, Inc.[n]	4,961,447
1,560	Berkshire Hills Bancorp, Inc.	57,096
119,580	Blackstone Group, LP	3,828,952
5,710	Blue Hills Bancorp, Inc.	114,771
72,735	Boston Private Financial Holdings, Inc.	1,123,756
41,270	Brookline Bancorp, Inc.	647,939
9,960	Brown & Brown, Inc.	512,542
39,480	Capital One Financial Corporation	3,931,418
29,930	Cathay General Bancorp	1,262,148
54,693	Central Pacific Financial Corporation	1,631,492
9,034	Chemical Financial Corporation	483,048
2,850	Cherry Hill Mortgage Investment Corporation	51,272
27,800	Chubb, Ltd.	4,062,414
424,212	Citigroup, Inc.	31,565,615
10,188	Citizens Financial Group, Inc.	427,692
84,836	CNO Financial Group, Inc.	2,094,601
43,477	CoBiz Financial, Inc.	869,105
91,612	Comerica, Inc.	7,952,838
10,683	Community Trust Bancorp, Inc.	503,169
54,299	CYS Investments, Inc.	436,021
52,357	Dynex Capital, Inc.	367,023
155,556	E*TRADE Financial Corporation[n]	7,710,911
6,469	Eagle Bancorp, Inc.[n]	374,555
35,521	East West Bancorp, Inc.	2,160,742
11,920	Ellington Residential Mortgage REIT	143,517
23,427	Employers Holdings, Inc.	1,040,159
39,965	Enterprise Financial Services Corporation	1,804,420
4,020	Essent Group, Ltd.[n]	174,548
3,476	FBL Financial Group, Inc.	242,103
264,853	Fifth Third Bancorp	8,035,640
8,518	Financial Institutions, Inc.	264,910
325,626	First BanCorp[n]	1,660,693
16,660	First Busey Corporation	498,800
60,930	First Commonwealth Financial Corporation	872,518
4,754	First Connecticut Bancorp, Inc.	124,317
4,995	First Defiance Financial Corporation	259,590
9,010	First Financial Bancorp	237,413
5,153	First Financial Corporation	233,689
15,233	First Interstate BancSystem, Inc.	610,082
1,820	First Merchants Corporation	76,549
1,090	First Mid-Illinois Bancshares, Inc.	42,009
10,313	First Midwest Bancorp, Inc.	247,615
5,993	First of Long Island Corporation	170,801
18,360	First Republic Bank	1,590,710
13,419	Franklin Resources, Inc.	581,445
4,825	GAIN Capital Holdings, Inc.	48,250
59,729	Goldman Sachs Group, Inc.	15,216,560
16,843	Great Southern Bancorp, Inc.	869,941
5,713	Green Bancorp, Inc.[n]	115,974
12,643	Hamilton Lane, Inc.	447,436
9,560	Hancock Holding Company	473,220
33,961	Hanmi Financial Corporation	1,030,716
18,887	Hanover Insurance Group, Inc.	2,041,307
40,506	Hartford Financial Services Group, Inc.	2,279,678
22,109	Heartland Financial USA, Inc.	1,186,148
22,989	Heritage Commerce Corporation	352,191
15,983	Heritage Financial Corporation	492,276
14,146	Hometrust Bancshares, Inc.[n]	364,260
40,848	Hope Bancorp, Inc.	745,476
11,383	Horace Mann Educators Corporation	501,990
10,346	Horizon Bancorp	287,619
10,892	Houlihan Lokey, Inc.	494,824
225,560	Huntington Bancshares, Inc.	3,284,154
7,676	IBERIABANK Corporation	594,890
7,980	Independent Bank Corporation	178,353
4,239	Infinity Property & Casualty Corporation	449,334
84,635	Interactive Brokers Group, Inc.	5,011,238
34,880	Intercontinental Exchange, Inc.	2,461,133
126	Invesco Mortgage Capital. Inc.	2,247
17,570	Invesco, Ltd.	642,008
1,020	Investment Technology Group, Inc.	19,635
33,380	Investors Bancorp, Inc.	463,314
49,300	J.P. Morgan Chase & Company	5,272,142
48,600	KeyCorp	980,262
9,802	Lakeland Bancorp, Inc.	188,689
37,765	Leucadia National Corporation	1,000,395
37,324	Loews Corporation	1,867,320
390	Markel Corporation[n]	444,261
1,170	MarketAxess Holdings, Inc.	236,047
73,532	Meridian Bancorp, Inc.	1,514,759
165,100	MetLife, Inc.	8,347,456
35,971	MGIC Investment Corporation[n]	507,551
26,860	MidWestOne Financial Group, Inc.	900,616
18,780	MTGE Investment Corporation	347,430
7,600	Nasdaq, Inc.	583,908
16,910	National Bank Holdings Corporation	548,391
9,867	Navigators Group, Inc.	480,523
1,145	NBT Bancorp, Inc.	42,136
5,679	OFG Bancorp	53,383
7,778	Old Second Bancorp, Inc.	106,170
110,708	OM Asset Management plc	1,854,359
3,980	PacWest Bancorp	200,592
3,927	Peapack-Gladstone Financial Corporation	137,524
2,170	Peoples Bancorp, Inc.	70,785
376	Preferred Bank	22,101
5,650	Primerica, Inc.	573,757
26,627	Principal Financial Group, Inc.	1,878,801
65,055	Provident Financial Services, Inc.	1,754,533
16,350	Prudential Financial, Inc.	1,879,923

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (23.6%)	Value
Financials (4.7%) - continued
4,718	QCR Holdings, Inc.	$202,166
5,800	Raymond James Financial, Inc.	517,940
18,407	Regions Financial Corporation	318,073
28,055	Sandy Spring Bancorp, Inc.	1,094,706
27,920	Santander Consumer USA Holdings Inc.	519,870
54,903	Seacoast Banking Corporation of Florida[n]	1,384,105
1,200	Selective Insurance Group, Inc.	70,440
30,890	SLM Corporation[n]	349,057
7,605	State Auto Financial Corporation	221,458
6,977	State Bank Financial Corporation	208,194
51,140	State Street Corporation	4,991,775
18,732	Sterling Bancorp	460,807
15,238	Stifel Financial Corporation	907,575
6,140	SVB Financial Group[n]	1,435,348
154,166	Synchrony Financial	5,952,349
73,303	Synovus Financial Corporation	3,514,146
20,340	TD Ameritrade Holding Corporation	1,039,984
3,360	Territorial Bancorp, Inc.	103,723
19,608	TriCo Bancshares	742,359
11,030	TriState Capital Holdings, Inc.[n]	253,690
5,703	Triumph Bancorp, Inc.[n]	179,645
77,276	TrustCo Bank Corporation	710,939
8,136	Union Bankshares Corporation	294,279
10,550	United Community Banks, Inc.	296,877
27,153	United Financial Bancorp, Inc.	478,979
1,676	United Fire Group, Inc.	76,392
3,750	Unum Group	205,837
5,669	Washington Trust Bancorp, Inc.	301,874
46,683	Western Alliance Bancorp[n]	2,643,191
17,964	Western Asset Mortgage Capital Corporation	178,742
13,540	WSFS Financial Corporation	647,889
113,840	Zions Bancorporation	5,786,487

	Total	239,779,279

Health Care (2.7%)
1,890	ABIOMED, Inc.[n]	354,205
2,682	Acadia Healthcare Company, Inc.[n]	87,514
3,445	Aerie Pharmaceuticals, Inc.[n]	205,839
10,500	Aetna, Inc.	1,894,095
57,561	Alexion Pharmaceuticals, Inc.[n]	6,883,720
1,108	Align Technology, Inc.[n]	246,187
2,580	American Renal Associates Holdings, Inc.[n]	44,892
21,528	Amgen, Inc.	3,743,719
22,128	Asterias Biotherapeutics, Inc.[n]	49,788
507	Atrion Corporation	319,714
21,000	Biogen, Inc.[n]	6,689,970
13,420	BioMarin Pharmaceutical, Inc.[n]	1,196,661
4,930	Cardiovascular Systems, Inc.[n]	116,792
18,460	Catalent, Inc.[n]	758,337
94,362	Celgene Corporation[n]	9,847,618
1,843	Chemed Corporation	447,886
20,316	CIGNA Corporation	4,125,976
1,840	Coherus Biosciences, Inc.[n]	16,192
4,260	CONMED Corporation	217,132
1,090	Cooper Companies, Inc.	237,489
11,400	Curis, Inc.[n]	7,980
12,543	Danaher Corporation	1,164,241
11,960	Dexcom, Inc.[n]	686,384
4,675	Edwards Lifesciences Corporation[n]	526,919
7,215	Eli Lilly and Company	609,379
9,620	Evolent Health, Inc.[m,n]	118,326
57,143	Express Scripts Holding Company[n]	4,265,154
18,950	GenMark Diagnostics, Inc.[n]	79,022
80,750	GlaxoSmithKline plc ADR	2,864,202
1,365	HealthStream, Inc.[n]	31,613
2,085	Heska Corporation[n]	167,238
11,770	HMS Holdings Corporation[n]	199,502
12,490	Hologic, Inc.[n]	533,947
4,052	Inogen, Inc.[n]	482,512
8,230	Intersect ENT, Inc.[n]	266,652
1,590	Intra-Cellular Therapies, Inc.[n]	23,023
5,600	Ironwood Pharmaceuticals, Inc.[m,n]	83,944
43,875	Johnson & Johnson	6,130,215
20,056	Kindred Healthcare, Inc.	194,543
1,370	Laboratory Corporation of America Holdings[n]	218,529
9,313	Magellan Health Services, Inc.[n]	899,170
4,640	Medpace Holdings, Inc.[n]	168,246
158,744	Medtronic plc	12,818,578
169,110	Merck & Company, Inc.	9,515,820
2,590	Mettler-Toledo International, Inc.[n]	1,604,557
18,260	MiMedx Group, Inc.[m,n]	230,259
21,430	Mylan NVn	906,703
31,205	Myriad Genetics, Inc.[n]	1,071,736
6,783	National Healthcare Corporation	413,356
6,590	Neurocrine Biosciences, Inc.[m,n]	511,318
6,766	Nevro Corporation[m,n]	467,125
13,595	NuVasive, Inc.[n]	795,172
13,700	Omnicell, Inc.[n]	664,450
6,420	PerkinElmer, Inc.	469,430
9,240	Perrigo Company plc	805,358
277,437	Pfizer, Inc.	10,048,768
1,370	Prothena Corporation plc[n]	51,361
18,980	RadNet, Inc.[n]	191,698
670	Sage Therapeutics, Inc.[n]	110,356
15,203	Tactile Systems Technology, Inc.[n]	440,583
6,000	Teleflex, Inc.	1,492,920
18,780	Thermo Fisher Scientific, Inc.	3,565,946
13,188	Triple-S Management Corporation[n]	327,722
111,401	UnitedHealth Group, Inc.	24,559,464
4,400	Universal Health Services, Inc.	498,740
6,870	Veeva Systems, Inc.[n]	379,774
6,944	Vertex Pharmaceuticals, Inc.[n]	1,040,628
2,300	Waters Corporation[n]	444,337
2,810	West Pharmaceutical Services, Inc.	277,263
26,120	Wright Medical Group NVm,n	579,864
104,270	Zoetis, Inc.	7,511,611

	Total	138,999,364

Industrials (2.9%)
24,632	Acco Brands Corporation[n]	300,510
5,690	Actuant Corporation	143,957
61,396	Advanced Disposal Services, Inc.[n]	1,469,820
14,810	AECOM[n]	550,192
15,503	Aegion Corporation[n]	394,241
13,140	AGCO Corporation	938,590
38,495	AMETEK, Inc.	2,789,733
9,350	ArcBest Corporation	334,262
4,973	Astec Industries, Inc.	290,920
21,629	AZZ, Inc.	1,105,242
3,645	Barnes Group, Inc.	230,619
21,800	Boeing Company	6,429,038
6,475	Brink’s Company	509,583
5,940	BWX Technologies, Inc.	359,311
4,364	Casella Waste Systems, Inc.[n]	100,459
24,043	CBIZ, Inc.[n]	371,464
3,696	CIRCOR International, Inc.	179,921
26,604	Colfax Corporation[n]	1,054,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (23.6%)	Value
Industrials (2.9%) - continued
23,024	Comfort Systems USA, Inc.	$1,004,998
10,169	Costamare, Inc.	58,675
21,497	Crane Company	1,917,962
900	CSW Industrials, Inc.[n]	41,355
161,058	CSX Corporation	8,859,801
16,460	Curtiss-Wright Corporation	2,005,651
77,900	Delta Air Lines, Inc.	4,362,400
16,499	Dover Corporation	1,666,234
740	Dun & Bradstreet Corporation	87,623
2,278	Dycom Industries, Inc.[n]	253,838
52,998	Eaton Corporation plc	4,187,372
27,982	EMCOR Group, Inc.	2,287,529
5,673	Emerson Electric Company	395,351
16,901	Encore Wire Corporation	822,234
906	EnerSys	63,085
5,830	Engility Holdings, Inc.[n]	165,397
3,794	ESCO Technologies, Inc.	228,589
23,646	Federal Signal Corporation	475,048
12,225	Fortive Corporation	884,479
16,930	Fortune Brands Home and Security, Inc.	1,158,689
4,108	Franklin Electric Company, Inc.	188,557
6,360	Genesee & Wyoming, Inc.[n]	500,723
5,888	Gibraltar Industries, Inc.[n]	194,304
590	Global Brass and Copper Holdings, Inc.	19,529
3,320	GMS, Inc.[n]	124,965
3,229	Gorman-Rupp Company	100,777
6,137	Granite Construction, Inc.	389,270
30,676	Harsco Corporation[n]	572,107
4,650	Healthcare Services Group, Inc.	245,148
4,082	Heico Corporation	385,137
2,300	Heidrick & Struggles International, Inc.	56,465
3,390	Hillenbrand, Inc.	151,533
68,994	Honeywell International, Inc.	10,580,920
3,700	Hubbell, Inc.	500,758
4,100	Huntington Ingalls Industries, Inc.	966,370
1,737	Hyster-Yale Materials Handling, Inc.	147,923
10,705	ICF International, Inc.[n]	562,013
45,120	Ingersoll-Rand plc	4,024,253
75,277	Interface, Inc.	1,893,217
4,320	International Seaways, Inc.[n]	79,747
8,041	ITT Corporation	429,148
3,690	Jacobs Engineering Group, Inc.	243,392
6,010	JB Hunt Transport Services, Inc.	691,030
45,532	KAR Auction Services, Inc.	2,299,821
1,928	KeyW Holding Corporation[n]	11,317
15,529	Kforce, Inc.	392,107
23,680	Kirby Corporation[n]	1,581,824
5,850	L3 Technologies, Inc.	1,157,422
5,339	Lincoln Electric Holdings, Inc.	488,946
3,820	Lindsay Corporation	336,924
4,742	Lockheed Martin Corporation	1,522,419
14,970	Masco Corporation	657,782
3,730	Masonite International Corporation[n]	276,580
1,110	Middleby Corporation[n]	149,795
11,689	Milacron Holdings Corporation[n]	223,727
7,590	Moog, Inc.[n]	659,192
57,217	MRC Global, Inc.[n]	968,112
7,548	MYR Group, Inc.[n]	269,690
20,488	Navigant Consulting, Inc.[n]	397,672
87,471	NCI Building Systems, Inc.[n]	1,688,190
70,517	Norfolk Southern Corporation	10,217,913
6,920	Old Dominion Freight Line, Inc.	910,326
3,890	On Assignment, Inc.[n]	250,010
9,542	Orbital ATK, Inc.	1,254,773
4,350	Orion Group Holdings, Inc.[n]	34,061
18,790	Oshkosh Corporation	1,707,823
16,623	Parker Hannifin Corporation	3,317,618
5,285	PGT Innovations, Inc.[n]	89,052
6,947	Ply Gem Holdings, Inc.[n]	128,520
1,910	Proto Labs, Inc.[n]	196,730
2,810	Quad/Graphics, Inc.	63,506
10,711	Radiant Logistics, Inc.[n]	49,271
10,360	Raven Industries, Inc.	355,866
19,159	Raytheon Company	3,599,018
7,510	Roper Industries, Inc.	1,945,090
7,029	Saia, Inc.[n]	497,302
5,050	SiteOne Landscape Supply, Inc.[m,n]	387,335
155,558	Southwest Airlines Company	10,181,271
6,510	SP Plus Corporation[n]	241,521
31,230	SPX Corporation[n]	980,310
14,400	SPX FLOW, Inc.[n]	684,720
3,310	Stanley Black & Decker, Inc.	561,674
10,660	Terex Corporation	514,025
14,570	TPI Composites, Inc.[n]	298,102
6,650	TransUnion[n]	365,484
36,495	TriMas Corporation[n]	976,241
14,974	TrueBlue, Inc.[n]	411,785
16,020	United Continental Holdings, Inc.[n]	1,079,748
56,400	United Parcel Service, Inc.	6,720,060
12,370	United Rentals, Inc.[n]	2,126,527
43,850	United Technologies Corporation	5,593,944
10,553	Universal Truckload Services, Inc.	250,634
1,650	Valmont Industries, Inc.	273,652
20,544	Vectrus, Inc.[n]	633,782
13,085	Verisk Analytics, Inc.[n]	1,256,160
9,380	WABCO Holdings, Inc.[n]	1,346,030
6,480	WageWorks, Inc.[n]	401,760
32,489	Waste Connections, Inc.	2,304,770
1,220	Watsco, Inc.	207,449
8,945	Willdan Group, Inc.[n]	214,143

	Total	147,235,034

Information Technology (6.6%)
7,130	2U, Inc.[n]	459,956
18,830	ADTRAN, Inc.	364,360
29,720	Advanced Micro Devices, Inc.[m,n]	305,522
34,700	Agilent Technologies, Inc.	2,323,859
39,255	Akamai Technologies, Inc.[n]	2,553,145
38,980	Alliance Data Systems Corporation	9,880,650
16,999	Alphabet, Inc., Class An	17,906,747
15,601	Alphabet, Inc., Class Cn	16,324,886
3,070	Ambarella, Inc.[n]	180,363
3,868	American Software, Inc.	44,985
21,030	Amphenol Corporation	1,846,434
153,782	Apple, Inc.	26,024,528
6,155	Applied Materials, Inc.	314,644
6,490	Arista Networks, Inc.[n]	1,528,914
45,184	Arrow Electronics, Inc.[n]	3,633,245
4,760	Atkore International Group, Inc.[n]	102,102
8,110	Belden, Inc.	625,849
66,623	Benchmark Electronics, Inc.[n]	1,938,729
69,693	Booz Allen Hamilton Holding Corporation	2,657,394
43,588	CA, Inc.	1,450,609
3,110	Cavium, Inc.[n]	260,711
9,726	CDW Corporation	675,860
53,800	Ciena Corporation[n]	1,126,034
701,698	Cisco Systems, Inc.	26,875,033
3,360	Cognex Corporation	205,498

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (23.6%)	Value
Information Technology (6.6%) - continued
7,405	CommerceHub, Inc.[n]	$152,469
7,350	CommVault Systems, Inc.[n]	385,875
24,660	Computer Sciences Government Services, Inc.	737,827
8,195	Comtech Telecommunications Corporation	181,273
13,527	CoreLogic, Inc.[n]	625,083
5,400	Descartes Systems Group, Inc.[n]	153,360
22,930	Dolby Laboratories, Inc.	1,421,660
31,357	DST Systems, Inc.	1,946,329
51,390	eBay, Inc.[n]	1,939,459
27,227	Endurance International Group
	Holdings, Inc.[n]	228,707
3,440	Entegris, Inc.	104,748
7,810	Envestnet, Inc.[n]	389,329
4,030	Euronet Worldwide, Inc.[n]	339,608
111,341	EVERTEC, Inc.	1,519,805
3,970	ExlService Holdings, Inc.[n]	239,590
9,884	Extreme Networks, Inc.[n]	123,748
129,030	Facebook, Inc.[n]	22,768,634
31,317	Fidelity National Information Services, Inc.	2,946,617
19,641	Fiserv, Inc.[n]	2,575,524
78,924	FLIR Systems, Inc.	3,679,437
9,525	Forrester Research, Inc.	421,005
30,050	Fortinet, Inc.[n]	1,312,884
9,710	Global Payments, Inc.	973,330
10,199	Guidewire Software, Inc.[n]	757,378
85,417	HP, Inc.	1,794,611
4,590	IAC/InterActiveCorporation[n]	561,265
26,865	Insight Enterprises, Inc.[n]	1,028,661
84,863	Intel Corporation	3,917,276
61,125	Keysight Technologies, Inc.[n]	2,542,800
9,000	Lam Research Corporation	1,656,630
15,700	Liberty Tripadvisor Holdings, Inc.[n]	147,973
659	Loral Space & Communications, Inc.[n]	29,029
17,000	M/A-COM Technology Solutions Holdings, Inc.[n]	553,180
13,985	ManTech International Corporation	701,907
130,466	MasterCard, Inc.	19,747,334
5,670	Maxim Integrated Products, Inc.	296,428
12,153	Methode Electronics, Inc.	487,335
7,240	Microsemi Corporation[n]	373,946
398,744	Microsoft Corporation	34,108,562
6,555	Monolithic Power Systems, Inc.	736,520
15,760	National Instruments Corporation	656,089
11,350	New Relic, Inc.[n]	655,690
8,290	Nice, Ltd. ADR[m]	761,934
70,340	NRG Yield, Inc., Class A	1,325,909
26,455	NVIDIA Corporation	5,119,042
8,930	NXP Semiconductors NVn	1,045,614
289,776	Oracle Corporation	13,700,609
5,450	Palo Alto Networks, Inc.[n]	789,923
2,990	Paylocity Holding Corporation[n]	141,008
190,886	PayPal Holdings, Inc.[n]	14,053,027
11,628	Pegasystems, Inc.	548,260
9,642	Plantronics, Inc.	485,764
6,180	Plexus Corporation[n]	375,250
16,733	Progress Software Corporation	712,324
10,050	Proofpoint, Inc.[n]	892,541
12,353	Q2 Holdings, Inc.[n]	455,208
69,880	Red Hat, Inc.[n]	8,392,588
3,400	Ribbon Communications, Inc.[n]	26,282
19,321	Rudolph Technologies, Inc.[n]	461,772
36,940	SailPoint Technologies Holdings, Inc.[n]	535,630
128,417	Salesforce.com, Inc.[n]	13,128,070
3,084	ScanSource, Inc.[n]	110,407
32,023	Sequans Communications SA ADR[n]	61,164
10,370	ServiceNow, Inc.[n]	1,352,144
1,070	Silicon Laboratories, Inc.[n]	94,481
5,700	SS&C Technologies Holdings, Inc.	230,736
22,885	Synopsys, Inc.[n]	1,950,717
16,400	Teradata Corporation[n]	630,744
13,078	Teradyne, Inc.	547,576
57,830	Texas Instruments, Inc.	6,039,765
292	TiVo Corp	4,555
30,644	Total System Services, Inc.	2,423,634
71,532	Travelport Worldwide, Ltd.	934,923
9,452	Trimble, Inc.[n]	384,129
35,525	Twitter, Inc.[n]	852,955
6,214	Tyler Technologies, Inc.[n]	1,100,189
750	Ultimate Software Group, Inc.[n]	163,672
2,848	VASCO Data Security International, Inc.[n]	39,587
16,871	Verint Systems, Inc.[n]	706,051
22,363	Virtusa Corporation[n]	985,761
165,330	Visa, Inc.	18,850,927
8,395	Xerox Corporation	244,714
19,510	Xilinx, Inc.	1,315,364
10,251	XO Group, Inc.[n]	189,233
50,598	Zix Corporation[n]	221,619

	Total	337,914,774

Materials (0.8%)
1,718	A. Schulman, Inc.	63,996
9,346	AK Steel Holding Corporation[n]	52,898
1,630	Alcoa Corporation[n]	87,808
7,460	American Vanguard Corporation	146,589
5,026	Balchem Corporation	405,096
17,802	Boise Cascade Company	710,300
6,970	Celanese Corporation	746,348
72,300	CF Industries Holdings, Inc.	3,075,642
14,508	Chemours Company	726,270
20,262	Continental Building Products, Inc.[n]	570,375
38,968	Crown Holdings, Inc.[n]	2,191,950
59,856	Eastman Chemical Company	5,545,060
11,984	Ecolab, Inc.	1,608,013
31,812	Ferro Corporation[n]	750,445
19,660	Ferroglobe Representation & Warranty Insurance Trust[c,n]	2
9,070	FMC Corporation	858,566
18,893	Freeport-McMoRan, Inc.[n]	358,211
31,876	Graphic Packaging Holding Company	492,484
15,062	Innospec, Inc.	1,063,377
12,687	International Paper Company	735,085
8,679	Kadant, Inc.	871,372
2,620	Koppers Holdings, Inc.[n]	133,358
2,826	Kraton Performance Polymers, Inc.[n]	136,128
5,300	Martin Marietta Materials, Inc.	1,171,512
3,100	Materion Corporation	150,660
6,469	Mercer International, Inc.	92,507
29,065	Myers Industries, Inc.	566,767
2,950	Neenah, Inc.	267,418
11,660	Nucor Corporation	741,343
3,950	Nutanix, Inc.[n]	139,356
2,143	Olympic Steel, Inc.	46,053
57,392	OMNOVA Solutions, Inc.[n]	573,920
87,980	Owens-Illinois, Inc.[n]	1,950,517
4,043	Packaging Corporation of America	487,384
1,940	Platform Specialty Products Corporation[n]	19,245
26,389	Quantenna Communications, Inc.[m,n]	321,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (23.6%)	Value
Materials (0.8%) - continued
12,410	RPM International, Inc.	$650,532
20,630	Ryerson Holding Corporation[n]	214,552
12,640	Schnitzer Steel Industries, Inc.	423,440
21,316	Schweitzer-Mauduit International, Inc.	966,894
3,371	Scotts Miracle-Gro Company	360,663
5,790	Sensient Technologies Corporation	423,539
29,780	Steel Dynamics, Inc.	1,284,411
10,075	SunCoke Energy, Inc.[n]	120,799
6,868	Trinseo SA	498,617
9,511	United States Steel Corporation[m]	334,692
19,583	Verso Corporation[n]	344,073
2,370	W. R. Grace & Company	166,208
140,548	Westrock Company	8,884,039

	Total	42,530,460

Real Estate (0.5%)
13,186	Ares Commercial Real Estate Corporation	170,099
66,757	Armada Hoffler Properties, Inc.	1,036,736
7,110	Ashford Hospitality Prime, Inc.	69,180
28,092	Ashford Hospitality Trust, Inc.	189,059
8,450	Bluerock Residential Growth REIT, Inc.	85,430
87,799	Brixmor Property Group, Inc.	1,638,329
5,200	Camden Property Trust	478,712
24,690	Cedar Realty Trust, Inc.	150,115
26,858	Chatham Lodging Trust	611,288
13,040	City Office REIT, Inc.	169,650
17,429	Cousins Properties, Inc.	161,218
6,010	CyrusOne, Inc.	357,775
20,560	DDR Corporation	184,218
3,950	Digital Realty Trust, Inc.	449,905
13,201	Douglas Emmett, Inc.	542,033
16,650	Duke Realty Corporation	453,047
503	Easterly Government Properties, Inc.	10,734
6,478	Equity Commonwealth[n]	197,644
4,540	Equity Lifestyle Properties, Inc.	404,151
12,250	Franklin Street Properties Corporation	131,565
18,050	General Growth Properties, Inc.	422,190
11,640	GEO Group, Inc.	274,704
14,898	HFF, Inc.	724,639
44,750	Highwoods Properties, Inc.	2,278,223
36,198	Hospitality Properties Trust	1,080,510
24,498	Host Hotels & Resorts, Inc.	486,285
64,766	InfraREIT, Inc.	1,203,352
20,438	Liberty Property Trust	879,038
7,240	Mid-America Apartment Communities, Inc.	728,054
51,380	Monmouth Real Estate Investment Corporation	914,564
22,539	National Storage Affiliates Trust	614,413
715	One Liberty Properties, Inc.	18,533
12,480	Outfront Media, Inc.	289,536
3,000	Pebblebrook Hotel Trust	111,510
9,470	Physicians Realty Trust	170,365
9,060	Ramco-Gershenson Properties Trust	133,454
3,600	RE/MAX Holdings, Inc.	174,600
33,370	Retail Properties of America, Inc.	448,493
550	RMR Group, Inc.	32,615
7,945	Ryman Hospitality Properties	548,364
2,614	Saul Centers, Inc.	161,415
10,150	SBA Communications Corporation[n]	1,658,104
45,456	Summit Hotel Properties, Inc.	692,295
11,170	Terreno Realty Corporation	391,620
6,807	UDR, Inc.	262,206
25,824	Urstadt Biddle Properties, Inc.	561,414
39,396	Weyerhaeuser Company	1,389,103
12,081	Xenia Hotels & Resorts, Inc.	260,829

	Total	24,401,316

Telecommunications Services (0.2%)
40,394	AT&T, Inc.	1,570,519
2,454	Intelsat SAn	8,319
15,130	ORBCOMM, Inc.[n]	154,023
3,686	Telephone & Data Systems, Inc.	102,471
1,386	United States Cellular Corporation[n]	52,155
200,429	Verizon Communications, Inc.	10,608,707
12,584	Vonage Holdings Corporation[n]	127,979

	Total	12,624,173

Utilities (0.4%)
39,700	AES Corporation	429,951
1,890	American States Water Company	109,450
6,086	Artesian Resources Corporation	234,676
45,511	CMS Energy Corporation	2,152,670
1,493	Connecticut Water Service, Inc.	85,713
4,790	Consolidated Water Company, Ltd.	60,354
4,125	Eversource Energy	260,618
9,190	MDU Resources Group, Inc.	247,027
4,119	Middlesex Water Company	164,389
5,420	New Jersey Resources Corporation	217,884
13,030	NorthWestern Corporation	777,891
80,960	OGE Energy Corporation	2,664,394
185,484	PG&E Corporation	8,315,248
9,200	PNM Resources, Inc.	372,140
4,080	Portland General Electric Company	185,966
4,013	PPL Corporation	124,202
11,500	Public Service Enterprise Group, Inc.	592,250
3,540	Southwest Gas Holdings, Inc.	284,899
3,570	Spire, Inc.	268,286
11,160	TerraForm Power, Inc.[m]	133,474
25,871	UGI Corporation	1,214,643
1,819	Unitil Corporation	82,983

	Total	18,979,108

	Total Common Stock (cost $908,733,902)	1,210,403,649

	Preferred Stock (<0.1%)
Energy (<0.1%)
11,476	Alpha Natural Resources, Inc., 0.000%[n]	263,948
11,476	ANR Holdings, Inc., 0.000%[n]	71,725

	Total	335,673

	Total Preferred Stock (cost $43,842)	335,673

	Collateral Held for Securities Loaned (0.2%)
11,710,725	Thrivent Cash Management Trust	11,710,725

	Total Collateral Held for Securities Loaned (cost $11,710,725)	11,710,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (14.9%)	Value
	Federal Home Loan Bank Discount Notes
12,300,000	1.105%, 1/10/2018[o,p]	$12,296,470
5,600,000	1.103%, 1/12/2018[o,p]	5,597,995
500,000	1.096%, 1/17/2018[o,p]	499,731
200,000	1.180%, 1/31/2018[o,p]	199,792
4,600,000	1.205%, 2/5/2018[o,p]	4,594,264
1,300,000	1.250%, 2/6/2018[o,p]	1,298,332
400,000	1.241%, 2/9/2018[o,p]	399,443
600,000	1.275%, 2/14/2018[o,p]	599,054
650,000	1.280%, 2/15/2018[o,p]	648,951
700,000	1.284%, 2/16/2018[o,p]	698,845
	Thrivent Core Short-Term Reserve Fund
73,652,870	1.510%	736,528,698
	U.S. Treasury Bills
110,000	1.059%, 1/4/2018[o,q]	109,993
360,000	1.328%, 3/15/2018[o,q]	359,068
310,000	1.324%, 3/22/2018[o,q]	309,078
180,000	1.373%, 3/29/2018[o,q]	179,411

	Total Short-Term Investments (cost $764,319,808)	764,319,125

	Total Investments (cost $5,280,548,315) 112.3%	$5,768,001,415

	Other Assets and Liabilities, Net (12.3%)	(629,565,705)

	Total Net Assets 100.0%	$5,138,435,710

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $215,468,410 or 4.2% of total net assets.
j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
k	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	All or a portion of the security is on loan.
n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
q	At December 31, 2017, $957,550 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Portfolio as of December 31, 2017 was $79,689,113 or 1.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$2,250,000
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	743,156
Apidos CLO XVIII, 7/22/2026	4/4/2017	2,225,000
Ares XXXII CLO, Ltd., 11/15/2025	2/3/2017	1,500,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	825,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	750,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	825,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	1,650,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Security	Acquisition Date	Cost
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	$825,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	489,606
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	825,000
COLT Mortgage Loan Trust, 12/26/2046	12/14/2016	1,235,856
Digicel, Ltd., 4/15/2021	8/18/2014	2,604,314
DRB Prime Student Loan Trust, 7/25/2031	9/23/2015	470,615
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	2,508,540
DRB Prime Student Loan Trust, 10/27/2031	9/30/2016	1,395,426
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	825,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	529,910
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	2,650,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	825,000
Golub Capital Partners, Ltd.	12/11/2017	1,750,000
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	2,569,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	2,500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	2,450,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	2,600,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	2,618,201
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	155,034
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	1,400,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	600,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	2,650,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	2,250,000
OHA Loan Funding, LLC, 10/20/2026	3/9/2017	2,500,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	825,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	5,158,202
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	1,274,574
Pretium Mortgage Credit Partners, LLC, 4/29/2032	3/31/2017	1,803,662
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	2,100,000
Shackleton, Ltd., 4/15/2027	12/16/2016	2,650,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	1,425,633
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	1,385,467
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	3,312,058
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	490,605
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	283,027
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	2,500,000
Verus Securitization Trust, 1/25/2047	2/16/2017	2,190,368
Verus Securitization Trust, 7/25/2047	7/24/2017	3,233,709
Voya CLO 2014-3, Ltd., 7/25/2026	12/13/2017	825,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of December 31, 2017:

Securities Lending Transactions

Taxable Debt Security	$717,328
Common Stock	10,701,231

Total lending	$11,418,559
Gross amount payable upon return of collateral for securities loaned	$11,710,725

Net amounts due to counterparty	$292,166

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (14.9%)[a]	Value
Basic Materials (1.2%)
	Arch Coal, Inc., Term Loan
$24,875	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$25,037
	CONSOL Mining Corporation, Term Loan
30,000	7.470%, (LIBOR 3M + 6.000%), 10/30/2022[b]	30,325
	Contura Energy, Inc., Term Loan
119,084	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	117,298
	Ineos Finance, LLC, Term Loan
70,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[b]	70,000

	Total	242,660

Capital Goods (1.1%)
	Cortes NP Intermediate Holding II Corporation, Term Loan
97,160	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	96,998
	Navistar, Inc., Term Loan
40,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[b]	40,112
	Sterigenics-Nordion Holdings, LLC, Term Loan
89,325	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	89,251

	Total	226,361

Communications Services (4.7%)
	Altice Financing SA, Term Loan
89,550	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	87,599
	Altice US Finance I Corporation, Term Loan
119,400	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[b]	118,828
	CBS Radio, Inc., Term Loan
120,000	4.172%, (LIBOR 3M + 2.750%), 10/17/2023[b]	120,550
	CenturyLink, Inc., Term Loan
25,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[b]	24,086
	Coral-US Co-Borrower, LLC, Term Loan
50,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	50,023
	CSC Holdings, LLC, Term Loan
124,375	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[b]	123,792
	Hargray Merger Subsidiary Corporation, Term Loan
34,825	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	34,877
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
90,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	87,075
	McGraw-Hill Global Education Holdings, LLC, Term Loan
64,509	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	64,294
	New LightSquared, Term Loan
107,805	20.531%, PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,c]	99,854
	SFR Group SA, Term Loan
79,600	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	75,899
	Unitymedia Finance, LLC, Term Loan
50,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[b,d,e]	49,861

	Total	936,738

Consumer Cyclical (2.0%)
	Amaya Holdings BV, Term Loan
119,084	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	119,680
	Boyd Gaming Corporation, Term Loan
111,312	3.975%, (LIBOR 1W + 2.500%), 9/15/2023[b]	111,868
	Eldorado Resorts, Inc., Term Loan
82,479	3.769%, (LIBOR 1M + 2.250%), 4/17/2024[b]	82,479
	Four Seasons Hotels, Ltd., Term Loan
89,323	4.069%, (LIBOR 1M + 2.500%), 11/30/2023[b]	89,784

	Total	403,811

Consumer Non-Cyclical (2.3%)
	Air Medical Group Holdings, Inc., Term Loan
99,496	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	99,421
	Albertson’s, LLC, Term Loan
14,962	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,e]	14,651
59,700	4.675%, (LIBOR 3M + 3.000%), 12/21/2022[b]	58,438
	CHS/Community Health Systems, Inc., Term Loan
62,809	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	59,856
	Endo Luxembourg Finance Company I SARL., Term Loan
89,550	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	89,998
	JBS USA LUX SA, Term Loan
59,550	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	58,463
	Revlon Consumer Products Corporation, Term Loan
24,937	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	18,461
	Valeant Pharmaceuticals International, Inc., Term Loan
64,504	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	65,376

	Total	464,664

Financials (1.4%)
	ASP AMC Merger Sub, Inc., Term Loan
110,000	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	109,759

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (14.9%)[a]	Value
Financials (1.4%) - continued
	Colorado Buyer, Inc., Term Loan
$59,700	4.380%, (LIBOR 3M + 3.000%), 5/1/2024[b]	$60,036
	Gartner, Inc., Term Loan
104,212	3.569%, (LIBOR 1M + 2.000%), 4/5/2024[b]	104,473

	Total	274,268

Technology (0.7%)
	Harland Clarke Holdings Corporation, Term Loan
49,550	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	49,715
	Micron Technology, Inc., Term Loan
24,937	3.390%, (LIBOR 3M + 2.000%), 4/26/2022[b]	25,147
	Western Digital Corporation, Term Loan
64,837	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	65,048

	Total	139,910

Transportation (1.0%)
	Arctic LNG Carriers, Ltd., Term Loan
74,625	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	75,138
	XPO Logistics, Inc., Term Loan
120,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	120,636

	Total	195,774

Utilities (0.5%)
	Talen Energy Supply, LLC, Term Loan
94,288	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	94,857

	Total	94,857

	Total Bank Loans (cost $2,998,333)	2,979,043

	Long-Term Fixed Income (56.4%)
Basic Materials (2.9%)
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[f]	132,188
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	127,500
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[f]	134,687
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[f]	134,212
	Kinross Gold Corporation
20,000	4.500%, 7/15/2027[f]	20,125
	Sherwin-Williams Company
5,000	2.250%, 5/15/2020	4,983
	Teck Resources, Ltd.
15,000	6.125%, 10/1/2035	16,800
	Vale Overseas, Ltd.
13,000	5.875%, 6/10/2021	14,157

	Total	584,652

Capital Goods (2.5%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[f]	131,563
	Caterpillar Financial Services Corporation
4,000	1.850%, 9/4/2020	3,953
	CNH Industrial Capital, LLC
5,000	4.875%, 4/1/2021	5,250
	CNH Industrial NV
15,000	3.850%, 11/15/2027	14,972
	General Electric Company
50,000	5.000%, 1/21/2021[b,g]	51,530
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025[f]	130,625
	Textron Financial Corporation
150,000	3.151%, (LIBOR 3M + 1.735%), 2/15/2042[b,f]	132,375
	Textron, Inc.
25,000	3.375%, 3/1/2028	24,852

	Total	495,120

Collateralized Mortgage Obligations (5.9%)
	Bear Stearns ARM Trust
102,030	3.692%, 2/25/2035, Ser. 2004-12, Class 3A1[b]	101,834
	CHL Mortgage Pass-Through Trust
100,415	3.282%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	91,209
	Countrywide Alternative Loan Trust
234,276	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	220,216
67,284	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	49,704
	CSMC Mortgage-Backed Trust
83,622	6.000%, 11/25/2036, Ser. 2006-9, Class 6A14	80,220
	GMACM Mortgage Loan Trust
84,004	3.708%, 11/19/2035, Ser. 2005-AR6, Class 1A1[b]	79,661
	Impac Secured Assets Trust
68,443	1.792%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	56,760
	J.P. Morgan Mortgage Trust
189,665	3.494%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	178,977
	Residential Accredit Loans, Inc. Trust
110,762	2.102%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	86,608
	WaMu Mortgage Pass Through Certificates
96,353	2.023%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	87,079

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.4%)	Value
Collateralized Mortgage Obligations (5.9%) - continued
	Wells Fargo Mortgage Backed Securities Trust
$149,736	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	$145,536

	Total	1,177,804

Communications Services (4.1%)
	AT&T, Inc.
8,000	2.850%, 2/14/2023	8,031
	British Sky Broadcasting Group plc
3,000	3.125%, 11/26/2022[f]	3,017
	Charter Communications Operating, LLC
15,000	4.908%, 7/23/2025	15,944
	Cox Communications, Inc.
5,000	3.350%, 9/15/2026[f]	4,885
	Digicel Group, Ltd.
100,000	8.250%, 9/30/2020[f]	98,380
	Discovery Communications, LLC
6,000	2.200%, 9/20/2019	5,972
18,000	2.950%, 3/20/2023	17,812
	DISH Network Corporation, Convertible
111,000	3.375%, 8/15/2026	120,782
	Intelsat Jackson Holdings SA
100,000	7.500%, 4/1/2021	91,000
	Liberty Interactive, LLC, Convertible
1,000	1.750%, 9/30/2046[f]	1,154
	Liberty Media Corporation, Convertible
27,000	1.000%, 1/30/2023[f]	30,139
	Sprint Corporation
125,000	7.625%, 2/15/2025	130,937
	Time Warner, Inc.
3,000	4.875%, 3/15/2020	3,157
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	127,812
	Viacom, Inc.
25,000	6.875%, 4/30/2036	28,349
	Zayo Group, LLC
125,000	6.375%, 5/15/2025	132,187

	Total	819,558

Consumer Cyclical (2.6%)
	Delphi Jersey Holdings plc
125,000	5.000%, 10/1/2025[f]	126,562
	General Motors Financial Company, Inc.
3,000	3.150%, 6/30/2022	2,997
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[f]	128,125
	Hyundai Capital America
3,000	2.750%, 9/18/2020[f]	2,978
	Lennar Corporation
4,000	2.950%, 11/29/2020[f]	3,970
	Scientific Games International, Inc.
125,000	7.000%, 1/1/2022[f]	131,719
	Volkswagen Group of America Finance, LLC
3,000	2.450%, 11/20/2019[f]	2,998
	Wabash National Corporation
125,000	5.500%, 10/1/2025[f]	125,938

	Total	525,287

Consumer Non-Cyclical (4.0%)
	Abbott Laboratories
30,000	3.750%, 11/30/2026	30,798
	Albertsons Companies, LLC
125,000	6.625%, 6/15/2024	119,375
	Alliance One International, Inc.
100,000	9.875%, 7/15/2021	92,000
	Amgen, Inc.
5,000	2.650%, 5/11/2022	4,986
	Anthem, Inc., Convertible
47,000	2.750%, 10/15/2042	144,554
	BAT Capital Corporation
3,000	2.297%, 8/14/2020[f]	2,983
3,000	2.764%, 8/15/2022[f]	2,983
20,000	3.557%, 8/15/2027[f]	20,020
	Cardinal Health, Inc.
3,000	1.948%, 6/14/2019	2,981
3,000	2.616%, 6/15/2022	2,950
	J.M. Smucker Company
3,000	2.200%, 12/6/2019	2,995
	JBS USA, LLC
125,000	5.875%, 7/15/2024[f]	120,781
	Kraft Heinz Foods Company
6,000	5.375%, 2/10/2020	6,357
	Kroger Company
3,000	2.800%, 8/1/2022	2,989
	Mattel, Inc.
125,000	6.750%, 12/31/2025[f]	126,681
	Mondelez International Holdings Netherlands BV
4,000	2.000%, 10/28/2021[f]	3,891
	Shire Acquisitions Investments Ireland Designated Activity Company
6,000	2.400%, 9/23/2021	5,905
	Teva Pharmaceutical Finance Company BV
9,000	2.950%, 12/18/2022	8,073
	Teva Pharmaceutical Finance IV, LLC
2,000	2.250%, 3/18/2020	1,934
	Valeant Pharmaceuticals International, Inc.
100,000	5.500%, 3/1/2023[f]	91,500
	Zoetis, Inc.
4,000	3.450%, 11/13/2020	4,094

	Total	798,830

Energy (3.4%)
	BP Capital Markets plc
6,000	2.520%, 9/19/2022	5,969
	Canadian Natural Resources, Ltd.
3,000	2.950%, 1/15/2023	2,986
	Canadian Oil Sands, Ltd.
3,000	9.400%, 9/1/2021[f]	3,587
	Cheniere Energy Partners, LP
125,000	5.250%, 10/1/2025[f]	127,188

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.4%)	Value

Energy (3.4%) - continued
	Continental Resources, Inc.
$125,000	3.800%, 6/1/2024	$123,594
	Enbridge, Inc.
3,000	2.900%, 7/15/2022	2,981
	Encana Corporation
30,000	3.900%, 11/15/2021	30,829
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[f]	127,188
	Enterprise Products Operating, LLC
75,000	5.250%, 8/16/2077[b]	74,250
	EQT Corporation
6,000	3.000%, 10/1/2022	5,935
	ONEOK, Inc.
30,000	7.500%, 9/1/2023	35,702
	Petrobras Global Finance BV
7,000	7.375%, 1/17/2027	7,707
	Petroleos Mexicanos
5,000	6.000%, 3/5/2020	5,305
	Plains All American Pipeline, LP
8,000	5.000%, 2/1/2021	8,383
	TransCanada Trust
100,000	5.300%, 3/15/2077[b]	103,125
	Western Gas Partners, LP
3,000	4.000%, 7/1/2022	3,060
	Williams Partners, LP
5,000	4.500%, 11/15/2023	5,287

	Total	673,076

Financials (11.5%)
	AIG Global Funding
6,000	2.150%, 7/2/2020[f]	5,946
	ASP AMC Merger Sub, Inc.
100,000	8.000%, 5/15/2025[f]	96,000
	Australia & New Zealand Banking Group, Ltd.
100,000	6.750%, 6/15/2026[b,f,g]	113,750
	Bank of America Corporation
3,000	2.369%, 7/21/2021[b]	2,995
25,000	4.000%, 1/22/2025	26,003
	Bank of Montreal
4,000	2.100%, 6/15/2020	3,975
	BB&T Corporation
6,000	2.150%, 2/1/2021	5,943
	Blackstone Mortgage Trust, Inc., Convertible
58,000	5.250%, 12/1/2018	68,078
	BNP Paribas SA
100,000	7.625%, 3/30/2021[b,f,g]	110,000
	Capital One Financial Corporation
3,000	2.500%, 5/12/2020	2,996
	CBOE Holdings, Inc.
4,000	1.950%, 6/28/2019	3,974
	Citigroup, Inc.
3,000	2.065%, (LIBOR 3M + 0.690%), 10/27/2022[b]	2,995
	Commerzbank AG
20,000	8.125%, 9/19/2023[f]	23,913
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
6,000	3.950%, 11/9/2022	6,255
	Credit Agricole SA
100,000	8.125%, 12/23/2025[b,f,g]	119,921
	Credit Suisse Group Funding, Ltd.
11,000	3.125%, 12/10/2020	11,139
	Deutsche Bank AG
2,000	2.700%, 7/13/2020	1,990
	Digital Realty Trust, LP
4,000	2.750%, 2/1/2023	3,964
	Fifth Third Bancorp
4,000	2.600%, 6/15/2022	3,976
	First Tennessee Bank NA
70	3.750%, (LIBOR 3M + 0.850%), 1/29/2018[b,f,g]	55,300
	GE Capital International Funding Company
20,000	4.418%, 11/15/2035	21,630
	Goldman Sachs Group, Inc.
6,000	5.375%, 5/10/2020[b,g]	6,149
10,000	5.250%, 7/27/2021	10,837
6,000	2.545%, (LIBOR 3M + 1.050%), 6/5/2023[b]	6,054
100,000	5.300%, 11/10/2026[b,g]	106,250
	HSBC Holdings plc
75,000	6.375%, 9/17/2024[b,g]	79,875
	ILFC E-Capital Trust II
100,000	4.620%, (LIBOR 3M + 1.800%), 12/21/2065[b,f]	96,500
	J.P. Morgan Chase & Company
4,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	4,023
100,000	4.625%, 11/1/2022[b,g]	97,750
	J.P. Morgan Chase Capital XXIII
100,000	2.416%, (LIBOR 3M + 1.000%), 5/15/2047[b]	89,250
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,f,g]	117,000
	Macquarie Bank, Ltd.
100,000	6.125%, 3/8/2027[b,f,g]	103,875
	MGIC Investment Corporation, Convertible
64,000	9.000%, 4/1/2063[f]	87,840
	Morgan Stanley
6,000	5.500%, 7/28/2021	6,562
3,000	2.750%, 5/19/2022	2,989
	New York Life Global Funding
3,000	2.300%, 6/10/2022[f]	2,958
	PNC Bank NA
6,000	2.450%, 11/5/2020	6,009
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[f]	129,376
	Reinsurance Group of America, Inc.
3,000	4.700%, 9/15/2023	3,218
	Royal Bank of Scotland Group plc
100,000	7.500%, 8/10/2020[b,g]	105,750
104,000	8.625%, 8/15/2021[b,g]	117,130
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,f,g]	116,250
	Standard Chartered plc
1,000	2.100%, 8/19/2019[f]	994
100,000	7.500%, 4/2/2022[b,f,g]	108,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.4%)	Value
Financials (11.5%) - continued
	State Street Capital Trust IV
$100,000	2.589%, (LIBOR 3M + 1.000%), 6/15/2047[b]	$90,124
	Sumitomo Mitsui Financial Group, Inc.
6,000	2.934%, 3/9/2021	6,056
3,000	2.784%, 7/12/2022	2,982
	Synchrony Financial
4,000	3.000%, 8/15/2019	4,027
	UBS Group Funding Jersey, Ltd.
6,000	3.000%, 4/15/2021[f]	6,042
	USB Realty Corporation
100,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,g]	90,125
	Wells Fargo & Company
3,000	2.625%, 7/22/2022	2,983

	Total	2,297,971

Foreign Government (5.9%)
	Argentina Government International Bond
66,000	7.500%, 4/22/2026	74,656
43,836	8.280%, 12/31/2033	51,683
80,000	2.500%, 12/31/2038[h]	58,812
	Brazil Government International Bond
40,000	6.000%, 4/7/2026	44,700
47,000	7.125%, 1/20/2037	56,635
20,000	5.625%, 2/21/2047	20,430
	Colombia Government International Bond
64,000	5.625%, 2/26/2044	73,280
	Indonesia Government International Bond
32,000	4.875%, 5/5/2021[f]	34,128
51,000	5.875%, 1/15/2024[f]	57,993
27,000	4.750%, 1/8/2026[f]	29,331
22,000	8.500%, 10/12/2035[f]	32,966
12,000	6.750%, 1/15/2044[f]	15,949
	Mexico Government International Bond
60,000	4.150%, 3/28/2027	62,220
138,000	4.750%, 3/8/2044	139,518
	Panama Government International Bond
40,000	3.750%, 3/16/2025	41,700
6,000	9.375%, 4/1/2029	9,090
20,000	6.700%, 1/26/2036	26,620
	Peru Government International Bond
38,000	8.750%, 11/21/2033	59,850
	South Africa Government International Bond
25,000	5.875%, 5/30/2022	27,300
42,000	4.300%, 10/12/2028	40,519
	Turkey Government International Bond
19,000	7.000%, 6/5/2020	20,498
95,000	4.875%, 10/9/2026	93,700
90,000	6.750%, 5/30/2040	99,033

	Total	1,170,611

Mortgage-Backed Securities (9.3%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
575,000	3.500%, 1/1/2048[e]	590,697
1,220,000	4.000%, 1/1/2048[e]	1,276,486

	Total	1,867,183

Technology (3.5%)
	Alliance Data Systems Corporation
125,000	5.375%, 8/1/2022[f]	125,938
	Apple, Inc.
5,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[b]	5,032
25,000	4.500%, 2/23/2036	28,637
	Baidu, Inc.
3,000	3.000%, 6/30/2020	3,012
	Broadcom Corporation
25,000	3.500%, 1/15/2028[f]	23,825
	Cengage Learning, Inc.
100,000	9.500%, 6/15/2024[f]	90,500
	Harland Clarke Holdings Corporation
125,000	8.375%, 8/15/2022[f]	129,806
	Intel Corporation, Convertible
12,000	3.250%, 8/1/2039	26,655
	Microchip Technology, Inc., Convertible
75,000	1.625%, 2/15/2027[f]	87,891
	Micron Technology, Inc., Convertible
45,000	2.125%, 2/15/2033	168,834
	NetApp, Inc.
4,000	2.000%, 9/27/2019	3,969

	Total	694,099

Utilities (0.8%)
	CenterPoint Energy, Inc.
4,000	2.500%, 9/1/2022	3,939
	Dominion Energy, Inc.
6,000	2.579%, 7/1/2020	6,002
	Duke Energy Corporation
6,000	2.400%, 8/15/2022	5,894
	FirstEnergy Corporation
4,000	2.850%, 7/15/2022	3,963
	Kinder Morgan Energy Partners, LP
5,000	9.000%, 2/1/2019	5,338
	NRG Energy, Inc.
125,000	7.250%, 5/15/2026	136,093
	Pinnacle West Capital Corporation
5,000	2.250%, 11/30/2020	4,976
	Southern Company
3,000	2.350%, 7/1/2021	2,982

	Total	169,187

	Total Long-Term Fixed Income (cost $11,123,100)	11,273,378

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Registered Investment Companies (19.9%)	Value
Affiliated Fixed Income Holdings (4.3%)
87,560	Thrivent Core Emerging Markets Debt Fund	$865,968

	Total	865,968

Equity Funds/Exchange Traded Funds (4.2%)
11,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	144,529
60	Altaba, Inc.[i]	4,191
4,201	BlackRock Enhanced Capital & Income Fund, Inc.	68,812
14,861	BlackRock Enhanced Equity Dividend Trust	137,167
12,089	BlackRock Resources & Commodities Strategy Trust	118,110
5,813	ClearBridge Energy MLP Opportunity Fund, Inc.	68,593
5,231	Cohen & Steers REIT & Preferred Income Fund, Inc.	111,263
9,176	Eaton Vance Risk-Managed Diversified Equity Income Fund	88,365
10,346	Neuberger Berman MLP Income Fund, Inc.	97,046

	Total	838,076

Fixed Income Funds/Exchange Traded Funds (11.4%)
6,250	AllianceBernstein Global High Income Fund, Inc.	79,750
6,118	BlackRock Core Bond Trust	85,897
9,341	BlackRock Corporate High Yield Fund, Inc.	102,190
7,810	BlackRock Credit Allocation Income Trust	104,029
2,427	Cohen & Steers Limited Duration Preferred & Income Fund, Inc.	63,272
4,800	Eaton Vance Short Duration Diversified Income Fund	68,880
3,612	First Trust/Aberdeen Global Opportunity Income Fund	42,116
6,939	Invesco Dynamic Credit Opportunities Fund	81,256
20,092	Invesco Senior Income Trust	88,204
8,350	iShares 0-5 Year High Yield Corporate Bond ETF	393,535
13,775	MFS Intermediate Income Trust	57,166
11,500	Nuveen Credit Strategies Income Fund	94,530
3,290	Nuveen Preferred and Income Term Fund	81,460
4,500	Pimco Dynamic Credit And Mortgage Income Fund	100,980
7,700	Powershares ETF	197,582
5,561	Prudential Global Short Duration High Yield Fund, Inc.	80,134
12,030	Templeton Global Income Fund	77,714
3,000	Vanguard Short-Term Corporate Bond ETF	237,900
9,445	Wells Fargo Income Opportunities Fund	79,338
11,409	Western Asset High Income Fund II, Inc.	79,521
16,003	Western Asset High Income Opportunity Fund, Inc.	81,135

	Total	2,276,589

	Total Registered Investment Companies (cost $3,974,136)	3,980,633

	Common Stock (4.1%)

Consumer Discretionary (0.3%)
5,038	Caesars Entertainment Corporation[i]	63,731
5	Charter Communications, Inc.[i]	1,680

	Total	65,411

Energy (2.6%)
550	Chevron Corporation	68,854
1,435	Enbridge, Inc.	56,123
2,300	Enterprise Products Partners, LP	60,973
1,000	Occidental Petroleum Corporation	73,660
1,075	ONEOK, Inc.	57,459
1,134	Royal Dutch Shell plc ADR	75,649
900	Schlumberger, Ltd.	60,651
2,000	Williams Companies, Inc.	60,980

	Total	514,349

Financials (0.3%)
521	Bank of America Corporation	15,380
886	FNF Group	34,767
345	Huntington Bancshares, Inc.	5,023
151	Wells Fargo & Company	9,161

	Total	64,331

Health Care (0.1%)
2	Anthem, Inc.	450
18	Danaher Corporation	1,671
139	Sarepta Therapeutics, Inc.[i]	7,734

	Total	9,855

Information Technology (0.4%)
20	Lam Research Corporation	3,681
610	NXP Semiconductors NVi	71,425

	Total	75,106

Real Estate (0.4%)
100	American Tower Corporation	14,267
600	Crown Castle International Corporation	66,606

	Total	80,873

	Total Common Stock (cost $758,513)	809,925

	Preferred Stock (2.8%)
Consumer Staples (0.9%)
1,191	Bunge, Ltd., Convertible, 4.875%[g]	123,912
2,000	CHS, Inc., 6.750%[b,g]	52,940

	Total	176,852

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (2.8%)	Value
Energy (0.3%)
2,450	NuStar Logistics, LP, 7.625%[b]	$61,250

	Total	61,250

Financials (1.5%)
2,000	Citigroup, Inc., 6.875%[b,g]	57,060
2,000	Citigroup, Inc., 7.750%[b]	54,960
2,000	Countrywide Capital V, 7.000%	52,840
1,594	Federal National Mortgage Association, 0.000%[g,i]	14,027
2,000	GMAC Capital Trust I, 7.201%[b]	51,900
2,000	Morgan Stanley, 5.850%[b,g]	54,200
8	Wells Fargo & Company, Convertible, 7.500%[g]	10,480

	Total	295,467

Health Care (0.1%)
282	Becton Dickinson and Company, Convertible, 6.125%	16,328

	Total	16,328

Industrials (<0.1%)
20	Stanley Black & Decker, Inc., Convertible, 5.375%	2,455

	Total	2,455

	Total Preferred Stock (cost $554,115)	552,352

Shares or Principal Amount	Short-Term Investments (11.0%)
	Federal Home Loan Bank Discount Notes
100,000	1.300%, 2/16/2018[j,k]	99,835
209,343	Thrivent Core Short-Term Reserve Fund 1.510%	2,093,426

	Total Short-Term Investments (cost $2,193,260)	2,193,261

	Total Investments (cost $21,601,457) 109.1%	$21,788,592

	Other Assets and Liabilities, Net (9.1%)	(1,814,273)

	Total Net Assets 100.0%	$19,974,319

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $4,114,809 or 20.6% of total net assets.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (30.2%)[a]	Value
Basic Materials (2.4%)
	Arch Coal, Inc., Term Loan
$338,296	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$340,495
	Big River Steel, LLC, Term Loan
339,150	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	341,694
	Chemours Company, Term Loan
422,654	4.070%, (LIBOR 1M + 2.500%), 5/12/2022[b]	425,646
	CONSOL Mining Corporation, Term Loan
350,000	7.470%, (LIBOR 3M + 6.000%), 10/30/2022[b]	353,790
	Contura Energy, Inc., Term Loan
561,150	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	552,733
	Ineos Finance, LLC, Term Loan
1,090,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,090,000
	Peabody Energy Corporation, Term Loan
373,596	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	378,382
	Tronox Finance, LLC, Term Loan
537,209	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	540,277
232,791	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	234,120

	Total	4,257,137

Capital Goods (2.2%)
	Advanced Disposal Services, Inc., Term Loan
613,424	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	614,523
	Berry Plastics Corporation, Term Loan
656,692	3.682%, (LIBOR 1M + 2.250%), 1/19/2024[b]	659,154
	Cortes NP Intermediate Holding II Corporation, Term Loan
883,352	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	881,877
	Navistar, Inc., Term Loan
640,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[b]	641,798
	Reynolds Group Holdings, Inc., Term Loan
345,634	4.319%, (LIBOR 1M + 2.750%), 2/5/2023[b]	347,068
	Sterigenics-Nordion Holdings, LLC, Term Loan
734,450	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	733,840

	Total	3,878,260

Communications Services (9.7%)
	Altice Financing SA, Term Loan
288,550	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	282,263
20,000	4.112%, (LIBOR 3M + 2.750%), 10/6/2026[b]	19,560
	Altice US Finance I Corporation, Term Loan
363,175	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[b]	361,435
	Atlantic Broadband Penn, LLC, Term Loan
75,061	3.850%, (LIBOR 1M + 2.500%), 11/30/2019[b]	74,999
	CBS Radio, Inc., Term Loan
95,000	4.172%, (LIBOR 3M + 2.750%), 10/17/2023[b]	95,435
	Cengage Learning Acquisitions, Term Loan
561,342	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	534,678
	CenturyLink, Inc., Term Loan
705,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[b]	679,225
	Charter Communications Operating, LLC, Term Loan
620,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[b,d,e]	620,223
	Coral-US Co-Borrower, LLC, Term Loan
1,440,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	1,440,677
	CSC Holdings, LLC, Term Loan
482,575	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[b]	480,312
	Frontier Communications Corporation, Term Loan
626,850	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	600,209
	Gray Television, Inc., Term Loan
490,050	3.611%, (LIBOR 1M + 2.250%), 2/7/2024[b]	492,500
	Hargray Merger Subsidiary Corporation, Term Loan
423,361	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	423,996
	IMG Worldwide, Inc., Term Loan
150,000	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	150,000
	Intelsat Jackson Holdings SA, Term Loan
500,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023[b,d,e]	489,105
	Level 3 Financing, Inc., Term Loan
1,025,000	3.696%, (LIBOR 3M + 2.250%), 2/22/2024[b]	1,025,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
725,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	701,437
145,000	8.109%, (LIBOR 3M + 3.750%), 7/7/2023[b,c]	131,950
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,058,453	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,054,929
	Mediacom Illinois, LLC, Term Loan
258,050	3.740%, (LIBOR 1W + 2.250%), 2/15/2024[b]	258,858

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (30.2%)[a]	Value
Communications Services (9.7%) - continued
	NEP/NCP Holdco, Inc., Term Loan
$754,256	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	$755,199
	New LightSquared, Term Loan
177,878	20.531%, PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	164,760
	Raycom TV Broadcasting, LLC, Term Loan
468,825	4.319%, (LIBOR 1M + 2.750%), 8/18/2024[b]	472,341
	SBA Senior Finance II, LLC, Term Loan
723,750	3.820%, (LIBOR 1M + 2.250%), 3/24/2021[b]	725,357
214,500	3.820%, (LIBOR 1M + 2.250%), 6/10/2022[b]	214,946
	SFR Group SA, Term Loan
263,675	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	251,414
	Sinclair Television Group, Inc., Term Loan
1,080,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	1,077,980
	Sprint Communications, Inc., Term Loan
1,057,013	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,056,220
	TNS, Inc., Term Loan
474,313	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	474,807
	Unitymedia Finance, LLC, Term Loan
600,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[b,d,e]	598,332
	Univision Communications, Inc., Term Loan
243,259	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	242,312
	Virgin Media Bristol, LLC, Term Loan
785,000	3.977%, (LIBOR 1M + 2.500%), 1/31/2026[b]	784,513
	WideOpenWest Finance, LLC, Term Loan
473,813	4.751%, (LIBOR 1M + 3.250%), 8/6/2023[b]	468,927

	Total	17,203,899

Consumer Cyclical (3.3%)
	Amaya Holdings BV, Term Loan
617,840	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	620,929
	Ceridian HCM Holding, Inc., Term Loan
126,980	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	127,244
	Eldorado Resorts, Inc., Term Loan
164,957	3.769%, (LIBOR 1M + 2.250%), 4/17/2024[b]	164,957
	Four Seasons Hotels, Ltd., Term Loan
595,489	4.069%, (LIBOR 1M + 2.500%), 11/30/2023[b]	598,561
	Golden Entertainment, Inc., Term Loan
855,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[b]	855,710
135,000	8.510%, (LIBOR 1M + 7.000%), 8/15/2025[b]	135,844
	Golden Nugget, Inc., Term Loan
691,496	4.770%, (LIBOR 1M + 3.250%), 10/4/2023[b]	696,254
	KAR Auction Services, Inc., Term Loan
267,841	4.250%, (LIBOR 3M + 2.500%), 3/9/2023[b]	269,180
	Michaels Stores, Inc., Term Loan
320,543	4.288%, (LIBOR 1M + 2.750%), 1/28/2023[b]	320,428
	Mohegan Tribal Gaming Authority, Term Loan
549,772	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	553,984
	Scientific Games International, Inc., Term Loan
1,376,550	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	1,386,874
	Seminole Hard Rock Entertainment, Inc., Term Loan
115,758	4.443%, (LIBOR 3M + 2.750%), 5/14/2020[b]	116,336

	Total	5,846,301

Consumer Non-Cyclical (4.7%)
	Air Medical Group Holdings, Inc., Term Loan
1,267,852	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	1,266,901
170,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[b,d,e]	170,320
	Albertson’s, LLC, Term Loan
199,499	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,d,e]	195,349
409,727	4.675%, (LIBOR 3M + 3.000%), 12/21/2022[b]	401,066
607,785	4.462%, (LIBOR 3M + 3.000%), 6/22/2023[b]	594,614
	Burlington Coat Factory Warehouse Corporation, Term Loan
608,475	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	608,858
	CHS/Community Health Systems, Inc., Term Loan
454,286	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	432,925
	Diversey BV, Term Loan
490,000	4.423%, (LIBOR 2M + 3.000%), 7/25/2024[b]	490,294
	Endo Luxembourg Finance Company I SARL., Term Loan
398,000	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	399,990
	Grifols Worldwide Operations USA, Inc., Term Loan
441,662	3.739%, (LIBOR 1W + 2.250%), 1/23/2025[b]	442,334

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (30.2%)[a]	Value
Consumer Non-Cyclical (4.7%) - continued
	JBS USA LUX SA, Term Loan
$1,032,200	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	$1,013,362
	MPH Acquisition Holdings, LLC, Term Loan
492,275	4.693%, (LIBOR 3M + 3.000%), 6/7/2023[b]	492,959
	Ortho-Clinical Diagnostics, Inc., Term Loan
428,692	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	429,348
	Revlon Consumer Products Corporation, Term Loan
485,091	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	359,118
	Valeant Pharmaceuticals International, Inc., Term Loan
981,374	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	994,643

	Total	8,292,081

Energy (1.7%)
	Calpine Corporation, Term Loan
495,000	0.000%, (LIBOR 3M + 2.500%), 1/15/2024[b,d,e]	494,025
	Houston Fuel Oil Terminal, LLC, Term Loan
657,517	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	663,270
	MEG Energy Corporation, Term Loan
282,863	5.200%, (LIBOR 3M + 3.500%), 12/31/2023[b]	282,942
	MRC Global US, Inc., Term Loan
250,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	252,032
	Pacific Drilling SA, Term Loan
244,162	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,g,h]	96,933
	Radiate Holdco, LLC, Term Loan
1,305,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	1,294,051

	Total	3,083,253

Financials (1.9%)
	ASP AMC Merger Sub, Inc., Term Loan
850,675	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	848,812
	Avolon TLB Borrower 1 US, LLC, Term Loan
731,325	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[b]	725,453
	Colorado Buyer, Inc., Term Loan
134,325	4.380%, (LIBOR 3M + 3.000%), 5/1/2024[b]	135,081
80,000	8.630%, (LIBOR 3M + 7.250%), 5/1/2025[b]	80,700
	Delos Finance SARL, Term Loan
300,000	3.693%, (LIBOR 3M + 2.000%), 10/6/2023[b]	302,142
	Digicel International Finance, Ltd., Term Loan
264,338	5.310%, (LIBOR 3M + 3.750%), 5/10/2024[b]	265,329
	MoneyGram International, Inc., Term Loan
394,999	4.943%, (LIBOR 3M + 3.250%), 3/28/2020[b]	394,134
	TransUnion, LLC, Term Loan
518,700	3.569%, (LIBOR 1M + 2.000%), 4/9/2023[b]	520,453

	Total	3,272,104

Technology (2.6%)
	First Data Corporation, Term Loan
1,320,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[b]	1,320,238
	Harland Clarke Holdings Corporation, Term Loan
803,965	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	806,643
	Micron Technology, Inc., Term Loan
329,165	3.390%, (LIBOR 3M + 2.000%), 4/26/2022[b]	331,939
	Rackspace Hosting, Inc., Term Loan
726,699	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	725,893
	Syniverse Holdings, Inc., Term Loan
420,000	4.569%, (LIBOR 1M + 3.000%), 4/23/2019[b]	412,301
	Western Digital Corporation, Term Loan
987,525	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	990,734

	Total	4,587,748

Transportation (0.9%)
	Arctic LNG Carriers, Ltd., Term Loan
960,175	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	966,781
	OSG Bulk Ships, Inc., Term Loan
166,979	5.650%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	160,718
	XPO Logistics, Inc., Term Loan
450,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	452,385

	Total	1,579,884

Utilities (0.8%)
	EnergySolutions, LLC, Term Loan
242,500	6.450%, (LIBOR 3M + 4.750%), 5/29/2020[b,c]	244,925
	HD Supply Waterworks, Term Loan
420,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024[b]	422,890
	Intergen NV, Term Loan
204,245	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	204,159
	Talen Energy Supply, LLC, Term Loan
312,551	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	314,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

196

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (30.2%)[a]	Value
Utilities (0.8%) - continued
	TerraForm Power Operating, LLC, Term Loan
$260,000	4.147%, (LIBOR 3M + 2.750%), 11/3/2022[b,c]	$263,250

	Total	1,449,662

	Total Bank Loans (cost $53,661,266)	53,450,329

	Long-Term Fixed Income (53.4%)
Asset-Backed Securities (4.2%)
	ALM XI Ltd.
300,000	4.603%, (LIBOR 3M + 3.250%), 10/17/2026, Ser. 2014-11A, Class CR*,b	301,421
	Apidos CLO XVIII
200,000	4.613%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,b	200,550
	Asset Backed Securities Corporation Home Equity Loan Trust
150,698	1.692%, (LIBOR 1M + 0.140%), 7/25/2036, Ser. 2006-HE5, Class A4[b]	147,471
	Bear Stearns ARM Trust
219,283	3.239%, 1/25/2034, Ser. 2003-8, Class 5Ab	214,406
	BlueMountain CLO, Ltd.
425,000	4.559%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,b	427,000
	CLUB Credit Trust
250,000	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	250,385
	College Ave Student Loans, LLC
268,577	2.978%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1*,b	275,197
	Credit Based Asset Servicing and Securitization, LLC
98,058	3.435%, 12/25/2036, Ser. 2006-CB2, Class AF2[i]	82,000
	DRB Prime Student Loan Trust
189,166	2.890%, 6/25/2040, Ser. 2016-B, Class A2[j]	189,351
	Earnest Student Loan Program, LLC
173,365	2.680%, 7/25/2035, Ser. 2016-C, Class A2[j]	172,675
	First Horizon ABS Trust
56,370	1.712%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,k	55,261
	Foundation Finance Trust
375,000	3.300%, 7/15/2033, Ser. 2017-A, Class A3*	374,525
	FRS, LLC
39,758	1.800%, 4/15/2043, Ser. 2013-1A, Class A1*	39,508
	GMAC Mortgage Corporation Loan Trust
137,924	2.052%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,k]	142,478
29,971	3.839%, 9/19/2035, Ser. 2005-AR5, Class 5A1[b]	28,054
	GSAA Home Equity Trust
245,856	1.822%, (LIBOR 1M + 0.270%), 7/25/2037, Ser. 2007-7, Class A4[b]	233,929
	Impac CMB Trust
163,786	2.072%, (LIBOR 1M + 0.520%), 4/25/2035, Ser. 2005-2, Class 1A1[b]	160,238
28,988	2.192%, (LIBOR 1M + 0.640%), 8/25/2035, Ser. 2005-5, Class A1[b]	27,035
	J.P. Morgan Mortgage Acquisition Trust
125,341	4.410%, 3/25/2047, Ser. 2007-HE1, Class AF4[i]	91,880
	Lehman XS Trust
141,149	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bi	122,651
	Lendmark Funding Trust
300,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Aj	299,252
	Madison Park Funding XIV, Ltd.
425,000	4.613%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,b	425,630
	Mariner Finance Issuance Trust
300,000	3.620%, 2/20/2029, Ser. 2017-AA, Class A*	301,640
	Merrill Lynch Mortgage Investors Trust
244,587	3.164%, 6/25/2035, Ser. 2005-A5, Class M1[b]	216,759
	MLCC Mortgage Investors, Inc.
73,031	2.212%, (LIBOR 1M + 0.660%), 9/25/2029, Ser. 2004-D, Class A1[b]	72,846
	Murray Hill Marketplace Trust
5,873	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	5,881
	NRZ Advance Receivables Trust Advance Receivables Backed
150,000	2.751%, 6/15/2049, Ser. 2016-T1, Class AT1*	148,401
	Oak Hill Advisors Residential Loan Trust
338,235	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,i	337,730
	Octagon Investment Partners XX, Ltd.
275,000	4.963%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	276,438
	Preston Ridge Partners Mortgage Trust, LLC
166,047	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,i	166,139

The accompanying Notes to Financial Statements are an integral part of this schedule.

197

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Asset-Backed Securities (4.2%) - continued
	Pretium Mortgage Credit Partners, LLC
$255,400	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[i,j]	$255,611
	Renaissance Home Equity Loan Trust
231,093	5.797%, 8/25/2036, Ser. 2006-2, Class AF3[i]	148,769
184,834	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[i]	104,061
	SoFi Consumer Loan Program, LLC
140,710	3.050%, 12/26/2025, Ser. 2016-3, Class Aj	141,430
	Upstart Securitization Trust
228,921	2.639%, 6/20/2024, Ser. 2017-1, Class A*	228,849
100,000	2.508%, 3/20/2025, Ser. 2107-INV1, Class Aj	99,909
	Vericrest Opportunity Loan Transferee
68,488	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[i,j]	68,582
193,191	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[i,j]	193,952
	Voya CLO 4, Ltd.
350,000	4.359%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,b	350,750
	Wachovia Asset Securitization, Inc.
252,122	1.692%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,k	222,619

	Total	7,601,263

Basic Materials (1.4%)
	Alcoa Nederland Holding BV
175,000	6.750%, 9/30/2024[j]	190,750
	Anglo American Capital plc
74,000	4.125%, 9/27/2022[j]	76,481
200,000	4.750%, 4/10/2027[j]	209,267
	ArcelorMittal SA
120,000	6.000%, 3/1/2021	129,600
	BWAY Holding Company
175,000	5.500%, 4/15/2024[j]	182,000
	CF Industries, Inc.
200,000	3.450%, 6/1/2023	197,250
	Dow Chemical Company
24,000	8.550%, 5/15/2019	25,994
	EI du Pont de Nemours & Company
74,000	2.200%, 5/1/2020	73,930
	First Quantum Minerals, Ltd.
130,000	7.000%, 2/15/2021[j]	134,875
	FMG Resources Property, Ltd.
185,000	5.125%, 5/15/2024[j]	187,313
	INEOS Group Holdings SA
250,000	5.625%, 8/1/2024[j]	260,625
	Kinross Gold Corporation
38,000	5.125%, 9/1/2021	39,615
	LyondellBasell Industries NV
26,000	5.000%, 4/15/2019	26,693
	Packaging Corporation of America
64,000	2.450%, 12/15/2020	64,085
	Platform Specialty Products Corporation
135,000	5.875%, 12/1/2025[j]	133,988
	Sherwin-Williams Company
74,000	2.250%, 5/15/2020	73,748
	Steel Dynamics, Inc.
155,000	5.000%, 12/15/2026	163,912
	Trinseo Materials Operating SCA
195,000	5.375%, 9/1/2025[j]	201,825
	Vale Overseas, Ltd.
67,000	5.875%, 6/10/2021	72,963
	Xstrata Finance Canada, Ltd.
57,000	4.950%, 11/15/2021[j]	60,820

	Total	2,505,734

Capital Goods (1.5%)
	AECOM
260,000	5.875%, 10/15/2024	281,632
	Ashtead Capital, Inc.
155,000	4.125%, 8/15/2025[j]	156,550
	Bombardier, Inc.
160,000	7.500%, 3/15/2025[j]	161,200
	Building Materials Corporation of America
175,000	6.000%, 10/15/2025[j]	186,812
	Caterpillar Financial Services Corporation
62,000	1.850%, 9/4/2020	61,272
	Cemex SAB de CV
130,000	5.700%, 1/11/2025[j]	137,150
	Cintas Corporation No. 2
57,000	2.900%, 4/1/2022	57,504
	CNH Industrial Capital, LLC
195,000	4.375%, 11/6/2020	202,312
60,000	4.875%, 4/1/2021	63,000
	Crown Americas Capital Corporation IV
120,000	4.500%, 1/15/2023	121,800
	Crown Cork & Seal Company, Inc.
170,000	7.375%, 12/15/2026	198,050
	General Electric Company
53,000	5.000%, 1/21/2021[b,l]	54,622
	L3 Technologies, Inc.
75,000	4.950%, 2/15/2021	79,426
	Lockheed Martin Corporation
35,000	2.500%, 11/23/2020	35,221
	Owens-Brockway Glass Container, Inc.
155,000	5.000%, 1/15/2022[j]	160,425
	Reynolds Group Issuer, Inc.
240,000	5.125%, 7/15/2023[j]	248,400
	Rockwell Collins, Inc.
57,000	1.950%, 7/15/2019	56,702
	Roper Industries, Inc.
34,000	2.050%, 10/1/2018	33,995
	Roper Technologies, Inc.
60,000	2.800%, 12/15/2021	60,099
	Textron Financial Corporation
25,000	3.151%, (LIBOR 3M + 1.735%), 2/15/2042[b,j]	22,063

The accompanying Notes to Financial Statements are an integral part of this schedule.

198

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Capital Goods (1.5%) - continued
	United Rentals North America, Inc.
$170,000	5.500%, 7/15/2025	$180,200

	Total	2,558,435

Collateralized Mortgage Obligations (6.9%)
	AJAX Mortgage Loan Trust
247,315	3.470%, 4/25/2057, Ser. 2017-A, Class A*,i	247,647
	Alternative Loan Trust 2007-6
236,898	5.750%, 4/25/2047, Ser. 2007-6, Class A4	208,116
	American Home Mortgage Assets Trust
104,847	2.023%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-2, Class 1A1[b]	90,964
182,630	1.742%, (LIBOR 1M + 0.190%), 12/25/2046, Ser. 2006-6, Class A1Ab	153,086
	Angel Oak Mortgage Trust
27,305	4.500%, 11/25/2045, Ser. 2015-1, Class A*,i	27,158
	Bear Stearns Adjustable Rate Mortgage Trust
116,915	3.520%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	119,045
	Bear Stearns ALT-A Trust
92,619	3.628%, 10/25/2033, Ser. 2003-3, Class 5Ab	92,668
50,238	3.785%, 6/25/2034, Ser. 2004-5, Class 3A1[b]	51,346
	Bear Stearns ARM Trust
138,106	3.692%, 2/25/2035, Ser. 2004-12, Class 3A1[b]	137,841
	ChaseFlex Trust
291,745	6.500%, 2/25/2035, Ser. 2005-1, Class 1A5	304,350
	CHL Mortgage Pass-Through Trust
334,718	3.282%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	304,031
154,152	6.000%, 4/25/2037, Ser. 2007-3, Class A18	135,845
	CitiMortgage Alternative Loan Trust
198,007	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	186,836
	COLT Mortgage Loan Trust
101,819	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	103,141
	Countrywide Alternative Loan Trust
240,000	5.500%, 5/25/2035, Ser. 2005-J3, Class 1A5	219,027
108,463	5.750%, 8/25/2035, Ser. 2005-28CB, Class 2A5	96,342
118,584	5.500%, 10/25/2035, Ser. 2005-46CB, Class A8	113,866
187,491	2.063%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	179,070
42,275	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	39,738
384,481	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	284,027
59,794	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	58,115
137,433	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	114,613
	Countrywide Asset-Backed Certificates
199,049	2.052%, (LIBOR 1M + 0.500%), 7/25/2034, Ser. 2004-2, Class 3A4[b]	185,811
	Countrywide Home Loan Mortgage Pass Through Trust
214,541	3.448%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	187,874
	CSMC Mortgage-Backed Trust
84,284	6.000%, 11/25/2036, Ser. 2006-9, Class 6A14	80,856
164,167	5.500%, 3/25/2037, Ser. 2007-2, Class 3A4	149,817
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
99,179	1.833%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	91,550
	First Horizon Alternative Mortgage Securities Trust
154,925	3.328%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	151,704
	GCAT, LLC
102,084	3.375%, 3/25/2047, Ser. 2017-1, Class A1*,i	102,018
	GMAC Mortgage Corporation Loan Trust
106,595	3.743%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	101,270
	HarborView Mortgage Loan Trust
176,105	3.591%, 7/19/2035, Ser. 2005-4, Class 3A1[b]	155,288
74,037	3.720%, 12/19/2035, Ser. 2005-14, Class 3A1Ab	73,237
	Impac Secured Assets Trust
433,475	1.792%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	359,480
	IndyMac INDA Mortgage Loan Trust
128,716	3.415%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	127,095
	IndyMac INDX Mortgage Loan Trust
139,094	2.192%, (LIBOR 1M + 0.640%), 7/25/2045, Ser. 2005-16IP, Class A1[b]	133,937
158,286	1.762%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	145,726
	J.P. Morgan Alternative Loan Trust
108,096	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	96,189
	J.P. Morgan Mortgage Trust
89,089	6.500%, 1/25/2035, Ser. 2005-S1, Class 1A2	95,549
54,904	3.300%, 6/25/2035, Ser. 2005-A3, Class 3A4[b]	55,050
36,323	3.664%, 6/25/2035, Ser. 2005-A3, Class 4A1[b]	36,702

The accompanying Notes to Financial Statements are an integral part of this schedule.

199

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Collateralized Mortgage Obligations (6.9%) - continued
$68,607	3.632%, 7/25/2035, Ser. 2007-A1, Class 2A1[b]	$68,802
104,457	3.583%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	104,105
160,350	3.427%, 6/25/2036, Ser. 2006-A4, Class 2A2[b]	151,674
150,421	3.588%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	139,060
	MASTR Alternative Loans Trust
52,828	5.000%, 9/25/2019, Ser. 2004-10, Class 3A1	53,796
	Merrill Lynch Alternative Note Asset Trust
137,151	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	114,998
	Merrill Lynch Mortgage Investors, Inc.
95,911	3.164%, 6/25/2035, Ser. 2005-A5, Class A9[b]	94,881
	Mill City Mortgage Loan Trust
294,629	2.750%, 11/25/2058, Ser. 2017-1, Class A1[b,j]	294,477
	Morgan Stanley Mortgage Loan Trust
83,616	3.550%, 11/25/2035, Ser. 2005-6AR, Class 5A1[b]	66,980
	MortgageIT Trust
143,560	1.812%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	142,638
346,932	1.752%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	308,053
	Popular ABS Mortgage Pass-Through Trust
253,000	4.153%, 11/25/2035, Ser. 2005-5, Class AF4[i]	252,901
	Preston Ridge Partners Mortgage Trust, LLC
238,829	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,i	238,114
	Pretium Mortgage Credit Partners, LLC
266,450	3.500%, 4/29/2032, Ser. 2017-NPL1, Class A1*,i	266,864
	Provident Funding Mortgage Loan Trust
170,824	3.381%, 4/25/2034, Ser. 2004-1, Class 1A1[b]	171,664
	RCO 2017-INV1 Trust
393,135	3.197%, 11/25/2052, Ser. 2014-3A, Class A1R*,b	393,134
	Residential Accredit Loans, Inc. Trust
132,636	5.500%, 2/25/2035, Ser. 2005-QS2, Class A1	130,439
217,862	2.302%, (LIBOR 1M + 0.750%), 6/25/2035, Ser. 2005-QS7, Class A3[b]	179,114
91,673	4.290%, 9/25/2035, Ser. 2005-QA10, Class A31[b]	77,066
316,463	2.102%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	247,452
	Sequoia Mortgage Trust
129,427	2.121%, (LIBOR 1M + 0.620%), 11/20/2034, Ser. 2004-10, Class A1Ab	128,414
	Structured Adjustable Rate Mortgage Loan Trust
112,421	3.376%, 1/25/2035, Ser. 2004-19, Class 2A2[b]	108,389
	Structured Asset Mortgage Investments, Inc.
300,991	1.862%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	270,432
	Sunset Mortgage Loan Company, LLC
49,061	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,i	49,058
36,459	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,i	36,470
	WaMu Mortgage Pass Through Certificates
55,530	5.000%, 11/25/2018, Ser. 2003-S12, Class 3A	55,902
132,118	3.171%, 8/25/2036, Ser. 2006-AR8, Class 3A2[b]	125,385
85,896	3.287%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	83,517
155,571	2.673%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	143,054
25,807	3.249%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	24,272
199,933	2.023%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	180,688
349,508	1.943%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	313,083
111,237	1.793%, (12 MTA + 0.730%), 1/25/2047, Ser. 2006-AR19, Class 1A1Ab	110,813
118,216	1.803%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	108,708
	Washington Mutual Mortgage Pass Through Certificates Trust
160,715	1.813%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	129,867
	Wells Fargo Commercial Mortgage Trust
400,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	407,433
	Wells Fargo Mortgage Backed Securities Trust
106,890	3.545%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	108,195
45,026	3.568%, 4/25/2036, Ser. 2006-AR8, Class 2A4[b]	45,514
209,630	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	203,750
127,332	3.628%, 10/25/2036, Ser. 2006-AR14, Class 2A3[b]	120,198
166,303	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	166,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

200

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Collateralized Mortgage Obligations (6.9%) - continued
$96,977	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	$96,502

	Total	12,108,683

Communications Services (2.3%)
	Altice US Finance I Corporation
135,000	5.500%, 5/15/2026[j]	137,531
	AMC Networks, Inc.
195,000	5.000%, 4/1/2024	197,437
	America Movil SAB de CV
21,000	5.000%, 10/16/2019	21,944
	American Tower Corporation
30,000	2.800%, 6/1/2020	30,185
	AT&T, Inc.
29,000	5.875%, 10/1/2019	30,722
38,000	5.200%, 3/15/2020	40,165
30,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b]	30,358
115,000	2.850%, 2/14/2023	115,440
	British Sky Broadcasting Group plc
36,000	2.625%, 9/16/2019[j]	36,066
	CCOH Safari, LLC
185,000	5.750%, 2/15/2026[j]	192,169
	CenturyLink, Inc.
90,000	6.450%, 6/15/2021	90,900
	Charter Communications Operating, LLC
67,000	3.579%, 7/23/2020	68,245
17,000	4.464%, 7/23/2022	17,735
	Clear Channel Worldwide Holdings, Inc.
245,000	6.500%, 11/15/2022	248,981
	Comcast Corporation
76,000	1.625%, 1/15/2022	73,486
	Crown Castle International Corporation
35,000	3.400%, 2/15/2021	35,740
200,000	5.250%, 1/15/2023	218,959
	CSC Holdings, LLC
20,000	5.500%, 4/15/2027[j]	20,400
	Digicel, Ltd.
184,810	6.000%, 4/15/2021*	181,897
	Discovery Communications, LLC
39,000	2.200%, 9/20/2019	38,816
75,000	2.950%, 3/20/2023	74,215
	Gray Television, Inc.
200,000	5.875%, 7/15/2026[j]	205,000
	Intelsat Jackson Holdings SA
260,000	8.000%, 2/15/2024[j]	273,650
	Level 3 Financing, Inc.
220,000	5.250%, 3/15/2026	215,941
	Moody’s Corporation
38,000	2.750%, 12/15/2021	38,043
	Neptune Finco Corporation
115,000	10.875%, 10/15/2025[j]	136,563
	Netflix, Inc.
225,000	4.875%, 4/15/2028[j]	220,500
	Nexstar Escrow Corporation
235,000	5.625%, 8/1/2024[j]	242,638
	Orange SA
60,000	1.625%, 11/3/2019	59,246
	SFR Group SA
120,000	6.000%, 5/15/2022[j]	121,500
	Sprint Corporation
165,000	7.625%, 2/15/2025	172,837
	Telefonica Emisiones SAU
30,000	3.192%, 4/27/2018	30,107
	Time Warner, Inc.
38,000	4.875%, 3/15/2020	39,983
	Verizon Communications, Inc.
86,000	2.946%, 3/15/2022	86,513
	Viacom, Inc.
75,000	4.250%, 9/1/2023	76,563
	Virgin Media Secured Finance plc
170,000	5.250%, 1/15/2026[j]	171,700
	Windstream Services, LLC
160,000	8.625%, 10/31/2025[j]	154,000

	Total	4,146,175

Consumer Cyclical (2.9%)
	Allison Transmission, Inc.
245,000	5.000%, 10/1/2024[j]	252,656
	American Honda Finance Corporation
57,000	2.000%, 2/14/2020	56,705
	BMW US Capital, LLC
50,000	1.500%, 4/11/2019[j]	49,651
	Brookfield Residential Properties, Inc.
235,000	6.125%, 7/1/2022[j]	245,575
	Cinemark USA, Inc.
80,000	4.875%, 6/1/2023	81,000
	CVS Health Corporation
38,000	2.750%, 12/1/2022	37,428
	D.R. Horton, Inc.
62,000	2.550%, 12/1/2020	61,903
	Delphi Jersey Holdings plc
205,000	5.000%, 10/1/2025[j]	207,562
	Ford Motor Credit Company, LLC
75,000	2.262%, 3/28/2019	74,881
50,000	2.597%, 11/4/2019	50,027
57,000	3.336%, 3/18/2021	57,886
	General Motors Financial Company, Inc.
57,000	2.650%, 4/13/2020	57,009
57,000	4.375%, 9/25/2021	59,951
38,000	3.150%, 6/30/2022	37,966
	GLP Capital, LP
120,000	4.875%, 11/1/2020	124,500
	Home Depot, Inc.
35,000	2.625%, 6/1/2022	35,191
	Hyundai Capital America
38,000	2.550%, 4/3/2020[j]	37,688
37,000	2.750%, 9/18/2020[j]	36,734
	Jaguar Land Rover Automotive plc
77,000	5.625%, 2/1/2023[j]	78,829
	KB Home
71,000	4.750%, 5/15/2019	72,242

The accompanying Notes to Financial Statements are an integral part of this schedule.

201

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Consumer Cyclical (2.9%) - continued
	L Brands, Inc.
$77,000	6.625%, 4/1/2021	$84,315
	Landry’s, Inc.
180,000	6.750%, 10/15/2024[j]	183,150
	Lennar Corporation
57,000	2.950%, 11/29/2020[j]	56,573
150,000	4.750%, 11/15/2022	157,500
270,000	4.500%, 4/30/2024	276,831
	Live Nation Entertainment, Inc.
240,000	5.375%, 6/15/2022[j]	248,100
	McDonald’s Corporation
75,000	2.625%, 1/15/2022	75,146
	MGM Resorts International
170,000	6.000%, 3/15/2023	183,600
	Navistar International Corporation
210,000	6.625%, 11/1/2025[j]	219,110
	New Red Finance, Inc.
190,000	4.250%, 5/15/2024[j]	189,525
	Newell Rubbermaid, Inc.
35,000	3.150%, 4/1/2021	35,388
	Nissan Motor Acceptance Corporation
57,000	2.000%, 3/8/2019[j]	56,857
	Prime Security Services Borrower, LLC
225,000	9.250%, 5/15/2023[j]	249,750
	PulteGroup, Inc.
235,000	4.250%, 3/1/2021	242,050
	Ralph Lauren Corporation
35,000	2.625%, 8/18/2020	35,272
	Royal Caribbean Cruises, Ltd.
119,810	5.250%, 11/15/2022	131,553
	Scientific Games International, Inc.
155,000	7.000%, 1/1/2022[j]	163,331
	Six Flags Entertainment Corporation
170,000	4.875%, 7/31/2024[j]	172,550
	Toll Brothers Finance Corporation
52,000	4.000%, 12/31/2018	52,845
	Visa, Inc.
35,000	2.200%, 12/14/2020	34,970
	Volkswagen Group of America Finance, LLC
52,000	2.450%, 11/20/2019[j]	51,962
	Wabash National Corporation
275,000	5.500%, 10/1/2025[j]	277,062
	Yum! Brands, Inc.
210,000	5.000%, 6/1/2024[j]	216,562

	Total	5,109,386

Consumer Non-Cyclical (2.2%)
	Abbott Laboratories
76,000	2.550%, 3/15/2022	75,206
57,000	3.400%, 11/30/2023	57,977
	AbbVie, Inc.
76,000	2.500%, 5/14/2020	76,230
38,000	2.900%, 11/6/2022	38,072
	Albertsons Companies, LLC
240,000	6.625%, 6/15/2024	229,200
	Amgen, Inc.
74,000	2.650%, 5/11/2022	73,792
	Anheuser-Busch InBev Finance, Inc.
60,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	61,916
45,000	2.650%, 2/1/2021	45,222
38,000	3.300%, 2/1/2023	38,880
	BAT Capital Corporation
42,000	2.297%, 8/14/2020[j]	41,766
41,000	2.764%, 8/15/2022[j]	40,771
	Bayer U.S. Finance, LLC
50,000	2.375%, 10/8/2019[j]	50,022
	Becton, Dickinson and Company
75,000	3.125%, 11/8/2021	75,624
	Boston Scientific Corporation
25,000	6.000%, 1/15/2020	26,683
	Bunge Limited Finance Corporation
35,000	3.500%, 11/24/2020	35,727
	Cardinal Health, Inc.
39,000	1.948%, 6/14/2019	38,757
39,000	2.616%, 6/15/2022	38,343
	CVS Health Corporation
24,000	2.250%, 12/5/2018	24,031
	Envision Healthcare Corporation
155,000	5.125%, 7/1/2022[j]	150,350
	Express Scripts Holding Company
38,000	4.750%, 11/15/2021	40,482
	Forest Laboratories, LLC
19,000	4.875%, 2/15/2021[j]	20,110
	Gilead Sciences, Inc.
25,000	1.950%, 3/1/2022	24,391
	HCA, Inc.
64,810	4.750%, 5/1/2023	66,754
185,000	4.500%, 2/15/2027	185,925
	J.M. Smucker Company
41,000	2.200%, 12/6/2019	40,937
	JBS USA, LLC
170,000	5.750%, 6/15/2025[j]	163,625
	Kraft Heinz Foods Company
130,000	5.375%, 2/10/2020	137,727
	Kroger Company
38,000	2.800%, 8/1/2022	37,857
	Laboratory Corporation of America Holdings
20,000	2.625%, 2/1/2020	20,052
	Mead Johnson Nutrition Company
35,000	3.000%, 11/15/2020	35,522
	Medtronic Global Holdings SCA
75,000	1.700%, 3/28/2019	74,683
	Molson Coors Brewing Company
60,000	1.450%, 7/15/2019	59,245
74,000	2.250%, 3/15/2020	73,623
	Mondelez International Holdings Netherlands BV
58,000	2.000%, 10/28/2021[j]	56,420
	Mylan NV
76,000	3.150%, 6/15/2021	76,417
	PepsiCo, Inc.
68,000	1.877%, (LIBOR 3M + 0.530%), 10/6/2021[b]	68,923
	Pernod Ricard SA
50,000	5.750%, 4/7/2021[j]	54,876

The accompanying Notes to Financial Statements are an integral part of this schedule.

202

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Consumer Non-Cyclical (2.2%) - continued
	Pinnacle Foods, Inc.
$200,000	5.875%, 1/15/2024	$211,500
	Post Holdings, Inc.
165,000	5.500%, 3/1/2025[j]	170,775
	Reynolds American, Inc.
19,000	3.250%, 6/12/2020	19,305
	Shire Acquisitions Investments Ireland Designated Activity Company
55,000	1.900%, 9/23/2019	54,496
74,000	2.400%, 9/23/2021	72,827
	Simmons Foods, Inc.
205,000	5.750%, 11/1/2024[j]	203,206
	Smithfield Foods, Inc.
57,000	2.700%, 1/31/2020[j]	56,625
	Teleflex, Inc.
200,000	4.875%, 6/1/2026	206,500
	Tenet Healthcare Corporation
120,000	8.125%, 4/1/2022	122,100
	Teva Pharmaceutical Finance Company BV
37,000	2.950%, 12/18/2022	33,187
	Teva Pharmaceutical Finance IV, LLC
19,000	2.250%, 3/18/2020	18,373
	Teva Pharmaceutical Finance Netherlands III BV
45,000	2.200%, 7/21/2021	41,102
	TreeHouse Foods, Inc.
110,000	4.875%, 3/15/2022	111,237
	Valeant Pharmaceuticals International
64,810	7.250%, 7/15/2022[j]	65,539
	Zoetis, Inc.
57,000	3.450%, 11/13/2020	58,342

	Total	3,901,252

Energy (2.6%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[j]	180,625
	Anadarko Petroleum Corporation
40,000	8.700%, 3/15/2019	42,884
	Antero Resources Corporation
140,000	5.125%, 12/1/2022	142,800
	BP Capital Markets plc
38,000	2.315%, 2/13/2020	38,090
162,000	2.520%, 9/19/2022	161,173
	Buckeye Partners, LP
22,000	2.650%, 11/15/2018	22,064
	Canadian Natural Resources, Ltd.
40,000	2.950%, 1/15/2023	39,815
	Canadian Oil Sands, Ltd.
40,000	9.400%, 9/1/2021[j]	47,820
	Cenovus Energy, Inc.
37,000	3.800%, 9/15/2023	37,364
	Cheniere Corpus Christi Holdings, LLC
250,000	7.000%, 6/30/2024	284,531
	Cheniere Energy Partners, LP
205,000	5.250%, 10/1/2025[j]	208,588
	Concho Resources, Inc.
70,000	4.375%, 1/15/2025	72,800
	Continental Resources, Inc.
37,000	5.000%, 9/15/2022	37,555
	Crestwood Midstream Partners, LP
110,000	6.250%, 4/1/2023	114,312
	Enbridge, Inc.
39,000	2.900%, 7/15/2022	38,759
	Encana Corporation
69,000	3.900%, 11/15/2021	70,907
	Energy Transfer Equity, LP
170,000	5.500%, 6/1/2027	173,400
	Energy Transfer Partners, LP
60,000	4.150%, 10/1/2020	61,955
	Enterprise Products Operating, LLC
160,000	5.250%, 8/16/2077[b]	158,400
	EOG Resources, Inc.
45,000	2.625%, 3/15/2023	44,477
	EQT Corporation
26,000	8.125%, 6/1/2019	27,999
39,000	3.000%, 10/1/2022	38,579
	Exxon Mobil Corporation
55,000	1.708%, 3/1/2019	54,867
	Kinder Morgan Energy Partners, LP
76,000	3.450%, 2/15/2023	76,376
	Marathon Oil Corporation
38,000	2.700%, 6/1/2020	38,003
	Marathon Petroleum Corporation
35,000	3.400%, 12/15/2020	35,760
	MEG Energy Corporation
77,000	6.375%, 1/30/2023[j]	65,450
	MPLX, LP
58,000	4.500%, 7/15/2023	61,269
330,000	4.875%, 12/1/2024	355,629
	ONEOK, Inc.
57,000	7.500%, 9/1/2023	67,834
	Parsley Energy, LLC
90,000	5.625%, 10/15/2027[j]	92,025
	PBF Holding Company, LLC
155,000	7.250%, 6/15/2025	162,944
	Petrobras Global Finance BV
57,000	8.375%, 5/23/2021	65,009
83,000	7.375%, 1/17/2027	91,383
	Petroleos Mexicanos
37,000	6.375%, 2/4/2021	40,219
	Plains All American Pipeline, LP
92,000	5.000%, 2/1/2021	96,400
	Regency Energy Partners, LP
120,000	5.000%, 10/1/2022	127,901
	Rowan Companies, Inc.
25,000	7.375%, 6/15/2025	25,531
	Sabine Pass Liquefaction, LLC
37,000	6.250%, 3/15/2022	41,163
37,000	5.625%, 4/15/2023	40,614
155,000	5.625%, 3/1/2025	170,930
	Schlumberger Holdings Corporation
35,000	3.000%, 12/21/2020[j]	35,449
	Southwestern Energy Company
205,000	7.500%, 4/1/2026	217,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

203

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Energy (2.6%) - continued
	SRC Energy, Inc.
$210,000	6.250%, 12/1/2025[j]	$214,725
	Sunoco Logistics Partners Operations, LP
35,000	4.400%, 4/1/2021	36,394
	TransCanada Trust
150,000	5.875%, 8/15/2076[b]	162,375
	Western Gas Partners, LP
39,000	4.000%, 7/1/2022	39,782
	Williams Partners, LP
54,000	4.000%, 11/15/2021	55,839

	Total	4,516,581

Financials (5.3%)
	ACE INA Holdings, Inc.
35,000	2.875%, 11/3/2022	35,472
	AIG Global Funding
78,000	2.150%, 7/2/2020[j]	77,304
	Air Lease Corporation
17,000	2.625%, 9/4/2018	17,050
	Ally Financial, Inc.
100,000	4.750%, 9/10/2018	101,250
100,000	4.125%, 3/30/2020	102,000
	American Express Credit Corporation
37,000	1.715%, (LIBOR 3M + 0.330%), 5/3/2019[b]	37,071
37,000	2.200%, 3/3/2020	36,886
35,000	2.624%, (LIBOR 3M + 1.050%), 9/14/2020[b]	35,624
	Bank of America Corporation
37,000	2.369%, 7/21/2021[b]	36,933
84,000	2.328%, 10/1/2021[b]	83,757
65,000	3.004%, 12/20/2023[b,j]	65,158
85,000	3.419%, 12/20/2028[b,j]	84,992
	Bank of Montreal
65,000	1.500%, 7/18/2019	64,362
59,000	2.100%, 6/15/2020	58,628
	Bank of New York Mellon Corporation
76,000	2.600%, 2/7/2022	76,165
	Bank of Nova Scotia
57,000	2.700%, 3/7/2022	56,993
	Barclays plc
76,000	3.200%, 8/10/2021	76,409
	BB&T Corporation
38,000	2.050%, 6/19/2018	38,020
81,000	2.150%, 2/1/2021	80,227
	BNP Paribas SA
200,000	7.625%, 3/30/2021[b,j,l]	220,000
	Capital One Financial Corporation
37,000	2.500%, 5/12/2020	36,951
115,000	3.050%, 3/9/2022	115,792
	CBOE Holdings, Inc.
59,000	1.950%, 6/28/2019	58,622
	Central Fidelity Capital Trust I
175,000	2.359%, (LIBOR 3M + 1.000%), 4/15/2027[b]	166,687
	Citigroup, Inc.
75,000	2.050%, 6/7/2019	74,776
76,000	2.450%, 1/10/2020	76,031
76,000	2.650%, 10/26/2020	76,249
69,000	2.350%, 8/2/2021	68,241
37,000	2.750%, 4/25/2022	36,921
40,000	2.065%, (LIBOR 3M + 0.690%), 10/27/2022[b]	39,938
	CNA Financial Corporation
55,000	5.750%, 8/15/2021	60,215
	Commonwealth Bank of Australia
75,000	2.250%, 3/10/2020[j]	74,765
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
74,000	3.950%, 11/9/2022	77,142
	Credit Agricole SA
37,000	3.375%, 1/10/2022[j]	37,573
70,000	8.125%, 12/23/2025[b,j,l]	83,945
	Credit Suisse Group AG
150,000	7.500%, 12/11/2023[b,j,l]	171,360
	Credit Suisse Group Funding Guernsey, Ltd.
114,000	3.800%, 9/15/2022	117,580
	Credit Suisse Group Funding, Ltd.
76,000	3.125%, 12/10/2020	76,961
	DDR Corporation
57,000	3.500%, 1/15/2021	57,858
	Deutsche Bank AG
42,000	2.700%, 7/13/2020	41,792
112,000	4.250%, 10/14/2021	116,807
	Digital Realty Trust, LP
60,000	2.750%, 2/1/2023	59,464
	Discover Bank
10,000	8.700%, 11/18/2019	10,994
	Fifth Third Bancorp
57,000	2.600%, 6/15/2022	56,661
	First Tennessee Bank NA
220	3.750%, (LIBOR 3M + 0.850%), 1/29/2018[b,j,l]	173,800
	Goldman Sachs Group, Inc.
90,000	7.500%, 2/15/2019	95,109
74,000	5.375%, 5/10/2020[b,l]	75,839
57,000	2.600%, 12/27/2020	56,989
76,000	5.250%, 7/27/2021	82,360
55,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	55,804
76,000	3.000%, 4/26/2022	76,291
39,000	2.545%, (LIBOR 3M + 1.050%), 6/5/2023[b]	39,348
	Guardian Life Global Funding
40,000	2.000%, 4/26/2021[j]	39,180
	Hartford Financial Services Group, Inc.
45,000	6.000%, 1/15/2019	46,623
	HCP, Inc.
25,000	3.750%, 2/1/2019	25,299
	Hospitality Properties Trust
40,000	4.250%, 2/15/2021	41,365
	HSBC Holdings plc
114,000	3.400%, 3/8/2021	116,508
76,000	6.875%, 6/1/2021[b,l]	81,890
100,000	6.375%, 9/17/2024[b,l]	106,500
	Huntington Bancshares, Inc.
55,000	3.150%, 3/14/2021	55,860
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	77,062
105,000	6.375%, 12/15/2025[j]	105,010

The accompanying Notes to Financial Statements are an integral part of this schedule.

204

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Financials (5.3%) - continued
	ILFC E-Capital Trust II
$350,000	4.620%, (LIBOR 3M + 1.800%), 12/21/2065[b,j]	$337,750
	International Lease Finance Corporation
76,000	4.625%, 4/15/2021	79,999
76,000	5.875%, 8/15/2022	84,187
	Intesa Sanpaolo SPA
10,000	3.875%, 1/16/2018	10,007
	Iron Mountain, Inc.
125,000	4.875%, 9/15/2027[j]	125,000
	J.P. Morgan Chase & Company
20,000	6.300%, 4/23/2019	21,054
15,000	2.250%, 1/23/2020	14,989
60,000	4.950%, 3/25/2020	63,390
57,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	57,321
57,000	2.776%, 4/25/2023[b]	57,048
71,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	72,838
	KeyCorp
30,000	2.300%, 12/13/2018	30,045
	Liberty Mutual Group, Inc.
10,000	5.000%, 6/1/2021[j]	10,694
	Lincoln National Corporation
65,000	6.250%, 2/15/2020	69,991
	Macquarie Bank, Ltd.
200,000	6.125%, 3/8/2027[b,j,l]	207,750
	Mitsubishi UFJ Financial Group, Inc.
38,000	2.998%, 2/22/2022	38,237
	Morgan Stanley
76,000	2.800%, 6/16/2020	76,681
40,000	2.500%, 4/21/2021	39,929
75,000	5.500%, 7/28/2021	82,030
74,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[b]	75,224
37,000	2.750%, 5/19/2022	36,860
26,000	4.875%, 11/1/2022	27,994
	MPT Operating Partnership, LP
110,000	5.500%, 5/1/2024	113,850
	National City Corporation
20,000	6.875%, 5/15/2019	21,203
	New York Life Global Funding
35,000	1.550%, 11/2/2018[j]	34,878
	Nomura Holdings, Inc.
21,000	2.750%, 3/19/2019	21,155
	Park Aerospace Holdings, Ltd.
105,000	5.500%, 2/15/2024[j]	104,212
	PNC Bank NA
75,000	2.450%, 11/5/2020	75,107
	Quicken Loans, Inc.
255,000	5.750%, 5/1/2025[j]	263,928
	Realty Income Corporation
57,000	5.750%, 1/15/2021	61,714
	Regions Bank
17,000	7.500%, 5/15/2018	17,340
	Regions Financial Corporation
35,000	3.200%, 2/8/2021	35,608
	Reinsurance Group of America, Inc.
57,000	4.700%, 9/15/2023	61,135
	Royal Bank of Canada
74,000	2.125%, 3/2/2020	73,774
	Royal Bank of Scotland Group plc
190,000	7.500%, 8/10/2020[b,l]	200,925
57,000	8.625%, 8/15/2021[b,l]	64,196
162,000	7.648%, 9/30/2031[b,l]	211,410
	Simon Property Group, LP
35,000	2.500%, 9/1/2020	35,124
60,000	2.500%, 7/15/2021	60,147
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,j,l]	116,250
	Standard Chartered plc
11,000	2.100%, 8/19/2019[j]	10,929
	State Street Capital Trust IV
411,000	2.589%, (LIBOR 3M + 1.000%), 6/15/2047[b]	370,410
	State Street Corporation
35,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	35,636
	Sumitomo Mitsui Banking Corporation
25,000	1.939%, (LIBOR 3M + 0.580%), 1/16/2018[b]	25,002
	Sumitomo Mitsui Financial Group, Inc.
74,000	2.934%, 3/9/2021	74,694
37,000	2.784%, 7/12/2022	36,784
	SunTrust Banks, Inc.
35,000	2.900%, 3/3/2021	35,389
	Synchrony Financial
45,000	3.000%, 8/15/2019	45,309
15,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	15,211
	Toronto-Dominion Bank
40,000	2.203%, (LIBOR 3M + 0.840%), 1/22/2019[b]	40,299
35,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	35,660
	UBS Group Funding Jersey, Ltd.
74,000	3.000%, 4/15/2021[j]	74,512
	UnitedHealth Group, Inc.
35,000	3.350%, 7/15/2022	36,137
	USB Realty Corporation
135,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,j,l]	121,669
	Vantiv, LLC
215,000	4.375%, 11/15/2025[j]	217,726
	Voya Financial, Inc.
14,000	2.900%, 2/15/2018	14,014
	Wachovia Capital Trust II
50,000	1.859%, (LIBOR 3M + 0.500%), 1/15/2027[b]	46,750
	Wells Fargo & Company
35,000	2.100%, 7/26/2021	34,410
38,000	2.625%, 7/22/2022	37,791
74,000	2.475%, (LIBOR 3M + 1.110%), 1/24/2023[b]	75,470
80,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[b]	82,127
	Welltower, Inc.
57,000	4.950%, 1/15/2021	60,564

The accompanying Notes to Financial Statements are an integral part of this schedule.

205

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Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Financials (5.3%) - continued
	Westpac Banking Corporation
$75,000	2.286%, (LIBOR 3M + 0.850%), 8/19/2021[b]	$75,929
	XL Group plc
80,000	3.817%, (LIBOR 3M + 2.458%), 2/2/2018[b,l]	71,640

	Total	9,393,499

Foreign Government (8.0%)
	Argentina Government International Bond
554,000	7.500%, 4/22/2026	626,657
220,000	6.875%, 1/26/2027	240,350
499,455	8.280%, 12/31/2033	588,857
168,000	7.125%, 7/6/2036	182,028
415,039	2.500%, 12/31/2038[i]	305,116
193,000	7.625%, 4/22/2046	217,704
	Brazil Government International Bond
221,000	6.000%, 4/7/2026	246,967
279,000	7.125%, 1/20/2037	336,195
338,000	5.000%, 1/27/2045	315,016
143,000	5.625%, 2/21/2047	146,075
	Colombia Government International Bond
330,000	2.625%, 3/15/2023	322,575
140,000	3.875%, 4/25/2027	142,520
160,000	7.375%, 9/18/2037	216,160
106,000	6.125%, 1/18/2041	127,995
312,000	5.625%, 2/26/2044	357,240
288,000	5.000%, 6/15/2045	304,560
	Indonesia Government International Bond
357,000	4.875%, 5/5/2021[j]	380,742
80,000	3.750%, 4/25/2022[j]	82,367
291,000	3.375%, 4/15/2023[j]	293,609
358,000	5.875%, 1/15/2024[j]	407,085
64,000	4.125%, 1/15/2025[j]	66,443
241,000	4.750%, 1/8/2026[j]	261,808
280,000	8.500%, 10/12/2035[j]	419,571
146,000	6.750%, 1/15/2044[j]	194,046
	Mexico Government International Bond
174,000	5.750%, 10/12/2110	185,310
171,000	4.150%, 3/28/2027	177,327
113,000	6.750%, 9/27/2034	146,900
388,000	4.750%, 3/8/2044	392,268
224,000	5.550%, 1/21/2045	252,000
196,000	4.600%, 1/23/2046	193,256
	Panama Government International Bond
146,000	4.000%, 9/22/2024	155,271
270,000	3.750%, 3/16/2025	281,475
88,000	9.375%, 4/1/2029	133,320
230,000	6.700%, 1/26/2036	306,130
	Peru Government International Bond
105,000	5.625%, 11/18/2050	134,715
334,000	8.750%, 11/21/2033	526,050
	Philippines Government International Bond
245,000	7.750%, 1/14/2031	349,331
103,000	5.000%, 1/13/2037	121,642
	Russia Government International Bond
200,000	4.750%, 5/27/2026[j]	212,098
361,000	5.625%, 4/4/2042[j]	404,320
	South Africa Government International Bond
55,000	5.500%, 3/9/2020	57,735
233,000	5.875%, 5/30/2022	254,436
210,000	4.875%, 4/14/2026	214,633
241,000	4.300%, 10/12/2028	232,505
	Turkey Government International Bond
219,000	7.000%, 6/5/2020	236,262
445,000	5.125%, 3/25/2022	461,242
335,000	5.750%, 3/22/2024	354,492
475,000	4.250%, 4/14/2026	452,766
235,000	4.875%, 10/9/2026	231,784
328,000	6.875%, 3/17/2036	365,557
215,000	6.750%, 5/30/2040	236,580
335,000	6.625%, 2/17/2045	361,308

	Total	14,212,399

Mortgage-Backed Securities (12.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,225,000	3.000%, 1/1/2033[e]	1,247,785
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
22,040	5.500%, 9/1/2024	24,082
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,175,000	4.000%, 1/1/2048[e]	2,275,268
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
165,920	6.000%, 8/1/2024	185,386
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,050,000	3.000%, 1/1/2048[e]	4,050,810
9,050,000	3.500%, 1/1/2048[e]	9,297,065
4,475,000	4.000%, 1/1/2048[e]	4,682,192
1,075,000	4.500%, 1/1/2048[e]	1,143,692

	Total	22,906,280

Technology (1.5%)
	Alliance Data Systems Corporation
75,000	5.375%, 8/1/2022[j]	75,562
	Apple, Inc.
74,000	2.850%, 5/6/2021	75,180
74,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[b]	74,472
80,000	2.400%, 1/13/2023	79,301
	Baidu, Inc.
40,000	3.000%, 6/30/2020	40,157
	Broadcom Corporation
74,000	2.375%, 1/15/2020[j]	73,496
82,000	2.650%, 1/15/2023[j]	79,037
	CDK Global, Inc.
100,000	4.875%, 6/1/2027[j]	101,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

206

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Technology (1.5%) - continued
	CommScope Technologies Finance, LLC
$195,000	6.000%, 6/15/2025[j]	$207,187
	Diamond 1 Finance Corporation
35,000	3.480%, 6/1/2019[j]	35,435
76,000	5.450%, 6/15/2023[j]	82,117
	Equinix, Inc.
155,000	5.750%, 1/1/2025	164,494
	Fidelity National Information Services, Inc.
20,000	3.625%, 10/15/2020	20,548
75,000	2.250%, 8/15/2021	73,728
	Harland Clarke Holdings Corporation
200,000	8.375%, 8/15/2022[j]	207,690
	Hewlett Packard Enterprise Company
96,000	3.600%, 10/15/2020	98,009
	Inception Merger Sub, Inc.
175,000	8.625%, 11/15/2024[j,m]	186,813
	Intel Corporation
60,000	1.700%, 5/19/2021	58,920
35,000	3.100%, 7/29/2022	35,998
	Iron Mountain, Inc.
64,810	6.000%, 8/15/2023	67,726
	Microsoft Corporation
76,000	2.400%, 2/6/2022	76,018
	NetApp, Inc.
62,000	2.000%, 9/27/2019	61,513
	NXP BV
170,000	3.875%, 9/1/2022[j]	171,912
	Oracle Corporation
30,000	2.500%, 5/15/2022	30,044
	Plantronics, Inc.
200,000	5.500%, 5/31/2023[j]	207,750
	Seagate HDD Cayman
105,000	4.750%, 1/1/2025	103,091
	Sensata Technologies BV
130,000	4.875%, 10/15/2023[j]	135,850
	Texas Instruments, Inc.
30,000	1.750%, 5/1/2020	29,736
	VMware, Inc.
47,000	2.300%, 8/21/2020	46,730

	Total	2,699,764

Transportation (0.4%)
	Air Canada Pass Through Trust
12,821	3.875%, 3/15/2023[j]	12,982
	American Airlines Pass Through Trust
14,590	4.950%, 1/15/2023	15,527
	Avis Budget Car Rental, LLC
95,000	5.125%, 6/1/2022[j]	96,187
	Delta Air Lines, Inc.
14,377	4.950%, 5/23/2019	14,754
57,000	2.875%, 3/13/2020	57,379
	J.B. Hunt Transport Services, Inc.
35,000	3.300%, 8/15/2022	35,450
	United Airlines Pass Through Trust
35,000	3.700%, 12/1/2022	35,736
	United Continental Holdings, Inc.
205,000	4.250%, 10/1/2022	205,512
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[j]	208,750

	Total	682,277

Utilities (1.3%)
	Alabama Power Company
38,000	2.450%, 3/30/2022	37,757
	Ameren Corporation
35,000	2.700%, 11/15/2020	35,113
	Arizona Public Service Company
20,000	2.200%, 1/15/2020	19,940
	Berkshire Hathaway Energy Company
48,000	2.400%, 2/1/2020	48,222
	Calpine Corporation
100,000	6.000%, 1/15/2022[j]	103,000
105,000	5.375%, 1/15/2023	102,244
	CenterPoint Energy, Inc.
40,000	2.500%, 9/1/2022	39,393
	Consolidated Edison, Inc.
38,000	2.000%, 3/15/2020	37,791
	Dominion Energy, Inc.
25,000	1.600%, 8/15/2019	24,722
74,000	2.579%, 7/1/2020	74,026
	DTE Energy Company
46,000	2.400%, 12/1/2019	45,940
	Duke Energy Corporation
80,000	2.400%, 8/15/2022	78,589
	Dynegy, Inc.
140,000	7.375%, 11/1/2022	147,700
	Edison International
37,000	2.125%, 4/15/2020	36,673
	Emera U.S. Finance, LP
40,000	2.150%, 6/15/2019	39,841
	Eversource Energy
15,000	1.600%, 1/15/2018	14,997
	Exelon Generation Company, LLC
20,000	5.200%, 10/1/2019	20,946
55,000	2.950%, 1/15/2020	55,559
	FirstEnergy Corporation
59,000	2.850%, 7/15/2022	58,456
	Fortis, Inc.
55,000	2.100%, 10/4/2021	53,681
	Kinder Morgan Energy Partners, LP
40,000	9.000%, 2/1/2019	42,701
	NextEra Energy Capital Holdings, Inc.
35,000	2.300%, 4/1/2019	34,978
	NextEra Energy Partners, LP
200,000	4.250%, 9/15/2024[j]	203,500
	NiSource Finance Corporation
50,000	5.450%, 9/15/2020	53,789
	NRG Energy, Inc.
100,000	7.250%, 5/15/2026	108,874
	PG&E Corporation
19,000	2.400%, 3/1/2019	19,010
	Pinnacle West Capital Corporation
40,000	2.250%, 11/30/2020	39,808
	PPL Capital Funding, Inc.
85,000	3.500%, 12/1/2022	87,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

207

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (53.4%)	Value
Utilities (1.3%) - continued
	PSEG Power, LLC
$75,000	3.000%, 6/15/2021	$75,652
	Sempra Energy
36,000	6.150%, 6/15/2018	36,668
15,000	2.400%, 3/15/2020	14,990
	Southern California Edison Company
10,000	2.400%, 2/1/2022	9,927
	Southern Company
80,000	1.850%, 7/1/2019	79,509
37,000	2.350%, 7/1/2021	36,777
	Tallgrass Energy Partners, LP
305,000	5.500%, 1/15/2028[j]	308,721

	Total	2,226,875

	Total Long-Term Fixed Income (cost $92,995,433)	94,568,603

Shares	Registered Investment Companies (10.2%)
Affiliated Fixed Income Holdings (6.7%)
1,199,100	Thrivent Core Emerging Markets Debt Fund	11,859,104

	Total	11,859,104

Equity Funds/Exchange Traded Funds (<0.1%)
6,450	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	84,172
7,502	BlackRock Resources & Commodities Strategy Trust	73,295
3,200	Guggenheim Multi-Asset Income ETF	71,744

	Total	229,211

Fixed Income Funds/Exchange Traded Funds (3.4%)
32,160	Aberdeen Asia-Pacific Income Fund, Inc.	156,941
43,472	MFS Intermediate Income Trust	180,409
3,800	Powershares ETF	97,508
52,500	PowerShares Senior Loan Portfolio	1,209,600
27,060	SPDR Bloomberg Barclays High Yield Bond ETF	993,643
24,789	Templeton Global Income Fund	160,137
35,205	Vanguard Short-Term Corporate Bond ETF	2,791,756
11,885	Western Asset Emerging Markets Debt Fund, Inc.	184,812
33,915	Western Asset High Income Opportunity Fund, Inc.	171,949

	Total	5,946,755

	Total Registered Investment Companies (cost $18,237,885)	18,035,070

	Preferred Stock (1.2%)
Consumer Staples (<0.1%)
2,280	CHS, Inc., 7.100%[b,l]	62,381

	Total	62,381

Energy (0.2%)
2,602	Alpha Natural Resources, Inc., 0.000%[n]	59,846
2,602	ANR Holdings, Inc., 0.000%[n]	16,262
9,300	NuStar Logistics, LP, 7.625%[b]	232,500

	Total	308,608

Financials (1.0%)
1,870	Agribank FCB, 6.875%[b,l]	204,765
10,320	Citigroup, Inc., 6.875%[b,l]	294,430
1,800	Citigroup, Inc., 7.750%[b]	49,464
1,445	CoBank ACB, 6.250%*,b,l	156,421
5,180	Countrywide Capital V, 7.000%	136,856
7,800	GMAC Capital Trust I, 7.201%[b]	202,410
3,900	Goldman Sachs Group, Inc., 5.500%[b,l]	103,389
3,900	Morgan Stanley, 7.125%[b,l]	112,944
4,839	U.S. Bancorp, 6.500%[b,l]	136,557
249	Wells Fargo & Company, Convertible, 7.500%[l]	326,187

	Total	1,723,423

	Total Preferred Stock (cost $1,937,325)	2,094,412

	Common Stock (0.4%)
Energy (0.1%)
3,502	Contura Energy, Inc.	207,949

	Total	207,949

Financials (0.2%)
25,254	Apollo Investment Corporation	142,938
11,896	Ares Capital Corporation	187,005

	Total	329,943

Materials (0.1%)
7,833	Verso Corporation[n]	137,626

	Total	137,626

	Total Common Stock (cost $612,507)	675,518

	Collateral Held for Securities Loaned (0.1%)
110,000	Thrivent Cash Management Trust	110,000

	Total Collateral Held for Securities Loaned (cost $110,000)	110,000

Shares or Principal Amount	Short-Term Investments (19.4%)
	Federal Home Loan Bank Discount Notes
100,000	1.180%, 1/10/2018[o,p]	99,971
100,000	1.180%, 1/31/2018[o,p]	99,896
	Federal National Mortgage Association Discount Notes
100,000	1.300%, 2/21/2018[o,p]	99,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

208

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (19.4%)	Value
3,397,418	Thrivent Core Short-Term Reserve Fund 1.510%	$33,974,179

	Total Short-Term Investments (cost $34,273,867)	34,273,863

	Total Investments (cost $201,828,283) 114.9%	$203,207,795

	Other Assets and Liabilities, Net (14.9%)	(26,387,497)

	Total Net Assets 100.0%	$176,820,298

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
j	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $19,227,207 or 10.9% of total net assets.
k	All or a portion of the security is insured or guaranteed.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	All or a portion of the security is on loan.
n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Portfolio as of December 31, 2017 was $6,134,585 or 3.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$247,288
ALM XI Ltd., 10/17/2026	4/28/2017	300,000
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	27,247
Apidos CLO XVIII, 7/22/2026	4/4/2017	200,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	425,110
CLUB Credit Trust, 4/17/2023	6/14/2017	249,999
CoBank ACB, 6.250%, 10/1/2022	1/15/2016	149,738
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	268,577
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	102,392
Digicel, Ltd., 4/15/2021	8/19/2013	185,604
Foundation Finance Trust, 7/15/2033	12/6/2017	374,946
FRS, LLC, 4/15/2043	11/17/2016	39,087
GCAT, LLC, 3/25/2047	3/22/2017	101,893
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	425,000
Mariner Finance Issuance Trust, 2/20/2029	2/16/2017	299,941
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	5,872
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	150,000
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	338,234
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	275,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	238,806
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	166,047
Pretium Mortgage Credit Partners, LLC, 4/29/2032	3/31/2017	266,450
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	393,129
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	36,460
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	49,060
Upstart Securitization Trust, 6/20/2024	6/13/2017	228,918
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	350,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	252,121

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Portfolio as of December 31, 2017:

Securities Lending Transactions

Taxable Debt Security	$106,750

Total lending	$106,750
Gross amount payable upon return of collateral for securities loaned	$110,000

Net amounts due to counterparty	$3,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

209

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2017

Definitions:

ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

210

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value
Australia (4.4%)
23,035	Abacus Property Group	$73,870
51,894	Altium, Ltd.	536,393
2,297	Ansell, Ltd.	43,376
246,111	Aristocrat Leisure, Ltd.	4,531,937
77,311	Asaleo Care Limited	90,147
550,644	Australia & New Zealand Banking Group, Ltd.	12,284,345
331,578	Australian Pharmaceutical Industries, Ltd.	434,509
155,919	BHP Billiton, Ltd.	3,581,601
92,194	Breville Group, Ltd.	903,414
42,837	Carsales.com, Ltd.	482,738
196,505	Charter Hall Group	920,662
62,168	CSL, Ltd.	6,831,874
1,532,158	CSR, Ltd.	5,664,563
167,547	FlexiGroup, Ltd.	224,526
829,340	Fortescue Metals Group, Ltd.	3,138,528
196,006	Genworth Mortgage Insurance Australia, Ltd.	457,792
281,971	Iluka Resources, Ltd.	2,224,783
580,212	Investa Office Fund	2,052,989
148,119	IOOF Holdings, Ltd.	1,234,441
31,886	McMillan Shakespeare, Ltd.	429,899
1,225,502	Medibank Private, Ltd.	3,138,314
2,168,808	Metcash, Ltd.	5,258,288
213,771	Mineral Resources, Ltd.	3,507,964
1,800,264	Mirvac Group	3,292,328
238,328	Monadelphous Group, Ltd.	3,216,453
193,634	OZ Minerals, Ltd.	1,375,286
7,249	Perpetual, Ltd.	272,513
671,171	Qantas Airways, Ltd.	2,631,695
64,465	Rio Tinto, Ltd.	3,790,223
289,190	Sandfire Resources NL	1,550,308
34,418	Seven Group Holdings, Ltd.	408,129
229,434	Sigma Healthcare, Ltd.	176,778
152,557	Sims Metal Management, Ltd.	1,865,872
1,586,757	South32, Ltd.	4,300,984
448,056	Southern Cross Media Group, Ltd.	412,745
52,367	Star Entertainment Group, Ltd.	247,426
464,222	Treasury Wine Estates, Ltd.	5,760,516
774,649	Vita Group, Ltd.	862,069
755,049	Whitehaven Coal, Ltd.	2,618,359

	Total	90,828,637

Austria (0.9%)
72,000	Erste Group Bank AG	3,120,154
5,319	Lenzing AG	675,533
170,043	OMV AG	10,778,666
80,447	Raiffeisen Bank International AGa	2,915,026
8,916	S IMMO AG	172,770
46,165	UNIQA Insurance Group AG	488,548
21,352	Verbund AG	514,572

	Total	18,665,269

Belgium (0.8%)
35,535	Agfa-Gevaert NVa	165,728
30,243	Anheuser-Busch InBev NV	3,376,362
4,086	Barco NV	436,295
44,579	bpost SA	1,356,727
1,766	Compagnie d’ Entreprises CFE	257,873
4,901	Gimv NV	297,030
8,606	KBC Ancora	541,609
15,060	Melexis NV	1,522,675
15,621	Mobistar SA	327,786
18,443	NV Bekaert SA	804,271
17,052	SA D’Ieteren NV	767,350
39,451	Solvay SA	5,485,114
12,235	Tessenderlo Group[a]	570,910

	Total	15,909,730

Bermuda (<0.1%)
9,000	Johnson Electric Holdings Limited	37,635

	Total	37,635

Brazil (1.8%)
783,800	Ambev SA	5,030,784
761,830	Banco Bradesco SA ADR	7,801,139
249,226	BRF SAa	2,749,894
525,700	Lojas Renner SA	5,619,418
174,982	Multiplan Empreendimentos Imobiliarios SA	3,740,914
258,000	Ultrapar Participacoes SA ADR	5,864,340
537,271	Vale SA ADR	6,570,824

	Total	37,377,313

Canada (2.6%)
160,794	CAE, Inc.	2,986,905
92,746	Canadian National Railway Company	7,647,671
21,581	CI Financial Corporation	511,111
70,097	Dollarama, Inc.	8,757,943
133,347	Empire Company, Ltd.	2,597,986
40,907	Genworth MI Canada, Inc.	1,415,636
45,596	Gluskin Sheff + Associates, Inc.	603,956
52,500	IGM Financial, Inc.	1,843,974
2,642	Magna International, Inc.	149,722
131,032	Manulife Financial Corporation	2,733,221
47,834	Premium Brands Holdings Corporation	3,925,660
72,650	Restaurant Brands International, Inc.	4,465,923
131,895	Stars Group, Inc.[a]	3,069,156
151,599	Teck Resources, Ltd.	3,964,248
114,900	Transcanada Corporation	5,592,349
159,640	Transcontinental, Inc.	3,154,700

	Total	53,420,161

Cayman Islands (0.9%)
926,000	China Resources Land, Ltd.	2,716,553
194,300	Tencent Holdings, Ltd.	10,056,571
4,119,680	WH Group, Ltd.[b]	4,650,745
1,386,000	Xinyi Glass Holdings Company, Ltd.	1,801,607

	Total	19,225,476

Chile (0.3%)
116,040	Banco Santander Chile SA ADR	3,628,571
336,038	S.A.C.I. Falabella	3,350,981

	Total	6,979,552

China (1.2%)
471,498	China International Travel Service Corporation, Ltd.	3,139,196
759,302	Hangzhou Hikvision Digital Technology Company, Ltd.	4,547,417
62,890	Kweichow Moutai Company, Ltd.	6,736,048
492,500	Midea Group Company, Ltd.	4,192,149
298,500	Ping An Insurance Company of China, Ltd.	3,096,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

211

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value
China (1.2%) - continued
585,856	Shanghai International Airport Company, Ltd.	$4,049,352

	Total	25,760,224

Denmark (1.6%)
17,854	Bavarian Nordic ASa	643,990
71,334	Danske Bank AS	2,776,462
14,725	DFDS AS	786,432
64,853	GN Store Nord AS	2,094,559
16,408	Jyske Bank AS	932,908
258,596	Novo Nordisk AS	13,895,784
12,980	Rockwool International AS	3,679,762
22,391	Royal Unibrew AS	1,341,101
7,528	Scandinavian Tobacco Group ASb	145,593
36,067	Spar Nord Bank AS	418,765
160,809	Sydbank AS	6,472,748

	Total	33,188,104

Faroe Islands (0.1%)
25,035	Bakkafrost PF	1,060,886

	Total	1,060,886

Finland (1.1%)
19,902	Cramo Oyj	471,856
57,629	Finnair Oyj	886,451
34,216	KONE Oyj	1,837,488
10,135	Konecranes Oyj	463,866
48,356	Ramirent Oyj	453,134
506,090	UPM-Kymmene Oyj	15,711,441
96,367	Valmet Oyj	1,901,530

	Total	21,725,766

France (4.6%)
137,147	Air France-KLM[a]	2,227,816
5,066	Alten SA	422,561
39,618	Amundi SAb	3,355,432
27,697	AtoS	4,026,862
362,430	AXA SA	10,739,944
85,414	BNP Paribas SA	6,353,811
28,916	Capgemini SA	3,424,856
74,069	CNP Assurances	1,708,571
16,897	Derichebourg	184,462
34,243	Eiffage SA	3,747,595
173,304	Engie	2,979,350
8,982	Eramet SAa	1,064,894
6,133	Eurofins Scientific SE	3,727,716
258,393	Eutelsat Communications	5,982,442
19,096	Ipsos SA	703,396
8,802	Jacquet Metal Service	290,429
5,443	Kaufman & Broad SA	258,357
15,035	Kering SA	7,077,363
13,273	Legrand SA	1,022,262
30,213	LVMH Moet Hennessy Louis Vuitton SE	8,867,652
29,937	Metropole Television SA	772,794
30,474	Neopost SA	877,539
25,849	Nexity SA	1,537,604
112,592	Peugeot SA	2,286,877
2,845	Plastic Omnium SA	129,119
55,228	Safran SA	5,696,509
11,381	Schneider Electric SEa	964,884
19,020	SCOR SE	764,479
199,817	Total SA	11,029,854
199,817	Total SA Rights[a,c]	24
2,108	Vilmorin & Cie SA	223,436
28,691	Vinci SA	2,929,103

	Total	95,377,993

Germany (6.4%)
30,051	Aareal Bank AG	1,356,866
55,269	Allianz SE	12,648,157
122,225	Alstria Office REIT AG	1,888,851
7,323	Amadeus Fire AG	678,404
38,848	Aurubis AG	3,606,003
98,442	BASF SE	10,792,309
106,265	Bayer AG	13,204,794
41,437	Covestro AGb	4,266,611
1,311	Deutsche Beteiligungs AG	73,848
137,242	Deutsche Pfandbriefbank AGb	2,192,393
180,008	Deutsche Post AG	8,556,397
174,877	Deutz AG	1,580,923
4,860	DIC Asset AG	61,340
8,577	Duerr AG	1,090,845
207,965	Evonik Industries AG	7,810,969
94,836	Freenet AG	3,499,120
29,398	Gerresheimer AG	2,431,386
35,980	Hamburger Hafen und Logistik AG	1,019,675
54,906	Hannover Rueckversicherung SE	6,888,702
38,156	Hugo Boss AG	3,237,840
2,452	Isra Vision AG	623,976
46,885	Jenoptik AG	1,544,233
33,920	Jungheinrich AG	1,594,789
31,616	Leoni AG	2,355,748
27,845	Merck KGaA	2,988,785
14,879	Pfeiffer Vacuum Technology AG	2,787,670
44,942	Rheinmetall AG	5,683,507
7,101	SAF-Holland SA	152,808
2,082	Salzgitter AG	118,269
44,831	SAP SE	5,015,470
91,845	Siemens AG	12,716,611
30,629	Software AG	1,717,998
88,085	TAG Immobilien AG	1,672,124
9,967	Takkt AG	225,604
11,575	Wacker Chemie AG	2,242,732
9,202	Wacker Neuson SE	331,075
36,512	Wirecard AG	4,058,021
129	XING AG	41,459

	Total	132,756,312

Hong Kong (2.5%)
1,103,000	AIA Group, Ltd.	9,381,729
539,000	Champion REIT	395,307
825,300	China Mobile, Ltd.	8,345,469
239,000	CITIC Telecom International Holdings, Ltd.	63,243
574,000	CK Asset Holdings, Ltd.	5,003,656
234,000	Giordano International, Ltd.	124,381
22,000	Great Eagle Holdings, Ltd.	115,428
180,000	Haitong International Securities Group, Ltd.	102,382
1,304,000	Hang Lung Group, Ltd.	4,794,488
180,000	Hang Lung Properties, Ltd.	438,475
136,238	Hong Kong Exchanges and Clearing, Ltd.	4,167,285
116,500	Hopewell Holdings, Ltd.	429,892
642,000	Luk Fook Holdings International, Ltd.	2,756,881
1,835,000	Melco International Development, Ltd.	5,381,127
384,000	Shun Tak Holdings, Ltd.	149,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

212

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value
Hong Kong (2.5%) - continued
495,000	Sun Hung Kai Properties, Ltd.	$8,241,284
86,000	Sunlight Real Estate Investment Trust	59,000
85,500	Swire Pacific, Ltd.	791,074
32,300	Swire Properties, Ltd.	104,182

	Total	50,844,896

Hungary (0.2%)
124,000	Richter Gedeon Nyrt	3,246,557

	Total	3,246,557

India (2.2%)
115,976	Aditya Birla Capital, Ltd.[a]	333,611
56,000	Aditya Birla Capital, Ltd. GDR[a]	161,565
82,840	Grasim Industries, Ltd.	1,510,413
70,700	Hero Motocorp, Ltd.	4,187,673
256,500	Hindustan Unilever, Ltd.	5,496,902
419,341	Housing Development Finance Corporation	11,229,385
1,843,240	ITC, Ltd.	7,602,255
183,400	Kotak Mahindra Bank, Ltd.	2,899,704
84,403	Tata Consultancy Services, Ltd.	3,568,720
114,696	Ultra Tech Cement, Ltd.	7,754,292
4,570	Ultra Tech Cement, Ltd. GDR	309,352

	Total	45,053,872

Indonesia (0.8%)
12,512,900	Astra International Tbk PT	7,643,264
2,335,400	Indocement Tunggal Prakarsa Tbk PT	3,778,296
2,712,700	PT Bank Central Asia Tbk	4,376,793

	Total	15,798,353

Ireland (0.2%)
279,128	United Drug plc	3,177,804

	Total	3,177,804

Isle of Man (<0.1%)
52,195	GVC Holdings plc	651,856

	Total	651,856

Israel (0.1%)
551,740	El Al Israel Airlines, Ltd.	229,054
168,805	Israel Discount Bank, Ltd.[a]	490,009
52,597	Shufersal, Ltd.	349,170

	Total	1,068,233

Italy (2.1%)
26,359	Ascopiave SPA	112,148
93,518	Assicurazioni Generali SPA	1,702,159
32,282	ASTM SPA	937,282
12,670	Azimut Holding SPA	242,391
60,398	Banca Popolare Di Sondrio SCRL	220,556
322,732	Beni Stabili SPA	298,553
21,957	Biesse SPA	1,113,031
53,084	DiaSorin SPA	4,707,231
19,010	EL En SPA	593,720
352,652	Enav SPA[b]	1,908,383
579,002	Enel SPA	3,560,431
7,304	ERG SPA	135,087
46,872	Intesa Sanpaolo SPA-RSP	149,432
985,742	Iren SPA	2,956,848
3,508	Italmobiliare SPA	100,386
13,887	La Doria SPA	273,082
273,601	Mediobanca SPA	3,100,092
15,163	Moncler SPA	473,957
16,168	Piaggio & C. SPA	44,618
103,137	Prysmian SPA	3,360,723
106,731	Recordati SPA	4,743,060
1,690,662	Saras SPA	4,059,867
133,291	Societa Cattolica di Assicurazioni SCRL	1,447,355
242,252	Societa Iniziative Autostradali e Servizi SPA	4,511,124
556,692	Terna-Rete Elettrica Nationale SPA	3,236,075

	Total	43,987,591

Japan (19.7%)
64,500	Adeka Corporation	1,134,480
15,500	Aisan Industry Company, Ltd.	181,444
64,600	Aisin Seiki Company, Ltd.	3,619,059
76,500	All Nippon Airways Company, Ltd.	3,191,315
40,300	AOKI Holdings, Inc.	591,225
18,200	Aoyama Trading Company, Ltd.	680,117
16,100	Aozora Bank, Ltd.	624,717
9,200	Arcland Sakamoto Company, Ltd.	148,927
115,500	Arcs Company, Ltd.	2,687,056
20,700	ASKA Pharmaceutical Company, Ltd.	364,820
250,800	Astellas Pharmaceutical, Inc.	3,185,981
58,300	Autobacs Seven Company, Ltd.	1,117,811
42,500	Avex Group Holdings, Inc.	603,825
118,300	Brother Industries, Ltd.	2,907,762
42,900	Canon Electronics, Inc.	936,176
158,900	Canon, Inc.	5,920,312
56,900	Capcom Company, Ltd.	1,799,454
14,500	Cawachi, Ltd.	357,634
67,800	Chiyoda Company, Ltd.	1,820,319
5,500	Chiyoda Integre Company, Ltd.	133,635
118,000	Chubu Electric Power Company, Inc.	1,463,638
41,100	Citizen Watch Company, Ltd.	301,036
40,400	Cosmo Energy Holdings Company, Ltd.	1,521,173
1,100	Daido Steel Company, Ltd.	67,429
2,000	Daiichi Jitsugyo Company, Ltd.	60,330
26,900	Daiichikosho Company, Ltd.	1,340,334
4,200	Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	209,531
6,300	Daishi Bank, Ltd.	285,926
46,800	Dexerials Corporation	603,691
80,300	DMG Mori Company, Ltd.	1,653,175
31,200	Doutor Nichires Holdings Company, Ltd.	769,500
101,500	DTS Corporation	3,301,774
31,300	Ebara Corporation	1,189,129
101,100	EDION Corporation	1,175,443
1,000	EN-Japan, Inc.	47,049
32,100	EPS Holdings, Inc.	725,042
9,800	Fancl Corporation	289,414
5,800	Fields Corporation	62,102
190,000	Financial Products Group Company, Ltd.	2,302,296
61,200	Foster Electric Company, Ltd.	1,514,574
61,900	Fuji Machine Manufacturing Company, Ltd.	1,186,999
26,000	Fuji Oil Holdings, Inc.	759,091
16,800	Fuji Soft, Inc.	538,442
16,000	Fujibo Holdings, Inc.	527,945
669,000	Fujitsu, Ltd.	4,742,897
28,500	Goldcrest Company, Ltd.	574,703
19,200	Gree, Inc.	120,348

The accompanying Notes to Financial Statements are an integral part of this schedule.

213

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value
Japan (19.7%) - continued
247,900	Haseko Corporation	$3,842,013
79,100	Heiwa Corporation	1,483,986
355	Heiwa Real Estate REIT, Inc.	294,901
151,309	Hiroshima Bank, Ltd.	1,312,790
36,300	Hitachi Zosen Corporation	190,667
782,000	Hitachi, Ltd.	6,066,913
1,000	Hogy Medical Company, Ltd.	75,657
129,800	Hokuetsu Kishu Paper Company, Ltd.	774,501
729,600	Honda Motor Company, Ltd.	24,899,425
1,600	Horiba, Ltd.	96,328
174,200	IBIDEN Company, Ltd.	2,600,213
8,900	Ichiyoshi Securities Co., Ltd.	101,267
27,900	INES Corporation	288,936
346,900	ITOCHU Corporation	6,466,743
11,000	Itochu Enex Company, Ltd.	105,791
34,700	JAFCO Company, Ltd.	2,001,739
78,300	Japan Airlines Company, Ltd.	3,059,170
98,000	Japan Aviation Electronics Industry, Ltd.	1,652,295
415	Japan Rental Housing Investments, Inc.	302,756
309,000	JVC Kenwood Corporation	1,059,438
294,000	Kajima Corporation	2,824,723
217,000	Kaneka Corporation	1,977,859
3,600	Kanematsu Electronics, Ltd.	107,935
68,800	Kao Corporation	4,648,789
55,800	Keihin Corporation	1,133,275
352	Kenedix Office Investment Corporation	1,999,379
214	Kenedix Residential Investment Corporation	621,061
38	Kenedix Retail REIT Corporation	78,490
138,300	Kinden Corporation	2,251,772
134,000	KITZ Corporation	1,036,283
13,100	Kobayashi Pharmaceutical Company, Ltd.	848,932
27,900	Koei Tecmo Holdings Company, Ltd.	562,266
36,700	Kohnan Shoji Company, Ltd.	791,196
79,700	Kokuyo Company, Ltd.	1,477,515
403,700	Konica Minolta Holdings, Inc.	3,873,469
87,600	Konoike Transport Company, Ltd.	1,549,457
228,600	K’s Holdings Corporation	5,850,352
57,000	Kurabo Industries, Ltd.	184,811
8,900	KYB Company, Ltd.	518,033
16,100	Kyokuto Kaihatsu Kogyo Company, Ltd.	283,101
141,600	Kyowa Exeo Corporation	3,660,736
449	LaSalle Logiport REIT	459,460
86,600	Leopalace21 Corporation	672,501
16,100	Link and Motivation, Inc.	131,261
258,000	Makino Milling Machine Company, Ltd.	2,599,724
37,300	Mandom Corporation	1,220,553
311,200	Marubeni Corporation	2,249,879
71,800	Marusan Securities Company, Ltd.	642,378
16,000	Maruwa Company, Ltd.	1,067,420
19,900	Marvelous, Inc.	183,185
68,600	Matsumotokiyoshi Holdings Company, Ltd.	2,818,162
75,800	Maxell Holdings, Ltd.	1,613,620
5,800	Megmilk Snow Brand Company, Ltd.	171,550
18,000	Meiko Network Japan Company, Ltd.	212,956
17,200	MEITEC Corporation	902,403
60,700	Ministop Company, Ltd.	1,310,881
32,600	MIRAIT Holdings Corporation	484,656
364,100	Mitsubishi Chemical Holdings Corporation	3,983,957
251,200	Mitsubishi Corporation	6,926,532
13,200	Mitsubishi Shokuhin Company, Ltd.	386,691
623,100	Mitsubishi UFJ Financial Group, Inc.	4,534,900
235,800	Mitsui & Company, Ltd.	3,825,485
5,800	Mitsui Sugar Company, Ltd.	244,548
4,931,500	Mizuho Financial Group, Inc.	8,916,595
33,000	Nachi-Fujikoshi Corporation	220,763
5,800	Nagase & Co., Ltd.	104,258
5,600	Nanto Bank, Ltd.	150,254
15,200	NEC Networks & System Integration Corporation	399,096
90,000	NICHIAS Corporation	1,195,986
113,700	Nichirei Corporation	3,142,918
79,700	Nikkiso Company, Ltd.	868,275
29,200	Nikkon Holdings Company, Ltd.	820,748
17,400	Nintendo Company, Ltd.	6,265,681
89,800	Nippon Electric Glass Company, Ltd.	3,417,909
1,018,200	Nippon Light Metal Holdings Company, Ltd.	2,892,311
22,800	Nippon Shokubai Company, Ltd.	1,536,953
211,100	Nippon Telegraph & Telephone Corporation	9,924,678
36,600	Nippon Thompson Company, Ltd.	291,493
22,900	Nipro Corporation	338,443
62,300	Nishimatsu Construction Company, Ltd.	1,742,996
2,002,905	Nissan Motor Company, Ltd.	19,941,102
30,800	Nisshin Oillio Group, Ltd.	931,938
29,400	Nisshin Steel Company, Ltd.	481,433
38,700	Nissin Kogyo Company, Ltd.	765,960
30,717	Nitto Kogyo Corporation	492,180
17,300	Noritz Corporation	338,725
38,000	NSD Company, Ltd.	808,914
345,600	NTN Corporation	1,706,107
136,500	NTT DOCOMO, Inc.	3,227,407
252,700	Obayashi Corporation	3,052,649
10,000	Oiles Corporation	199,869
2,800	Oki Electric Industry Company, Ltd.	39,189
6,200	Okuma Corporation	410,056
212,600	ORIX Corporation	3,584,623
483,900	Osaka Gas Company, Ltd.	9,305,082
25,400	Paramount Bed Holdings Company, Ltd.	1,255,160
26,600	Plenus Company, Ltd.	579,302
213	Premier Investment Corporation	201,516
449,000	Prima Meat Packers, Ltd.	3,292,683
15,000	Qol Company, Ltd.	281,219
10,200	Raito Kogyo Company, Ltd.	116,488
13,600	Relo Group, Inc.	369,873
5,200	Riken Vitamin Company, Ltd.	206,941
40,300	Rohm Company, Ltd.	4,439,519
67,100	ROHTO Pharmaceutical Company, Ltd.	1,784,589
109,500	Round One Corporation	1,837,907
6,800	Ryobi, Ltd.	192,803
2,600	Sakai Moving Service Company, Ltd.	127,876
3,100	Sanden Corporation[a]	62,081
124,600	Sangetsu Company, Ltd.	2,293,143
8,400	Sanki Engineering Company, Ltd.	102,095
145,000	Sankyo Company, Ltd.	4,559,782
32,300	Sankyu, Inc.	1,390,373
2,800	Sanyo Special Steel Company, Ltd.	71,599
11,000	SCREEN Holdings Company, Ltd.	894,647
92,700	Sega Sammy Holdings, Inc.	1,150,532
2,100	Seiko Holdings Corporation	60,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

214

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value
Japan (19.7%) - continued
10,600	Seino Holdings Company, Ltd.	$168,164
246	Sekisui House Residential Investment Corporation	245,762
221,200	Sekisui House, Ltd.	3,990,154
87,400	Senko Group Holdings Company, Ltd.	631,344
203,300	Senshu Ikeda Holdings, Inc.	748,172
51,500	Shikoku Electric Power Company	560,586
47,700	SHIMAMURA Company, Ltd.	5,240,304
7,300	Shindengen Electric Manufacturing Company, Ltd.	575,501
202,700	Shinko Electric Industries Company, Ltd.	1,637,757
189,700	ShinMaywa Industries, Ltd.	1,803,852
31,700	Ship Healthcare Holdings, Inc.	1,047,794
27,400	SHOWA Corporation	339,404
13,000	Sintokogio, Ltd.	165,705
16,000	SMK Corporation	90,090
5,200	Sodick Company, Ltd.	67,369
87,900	SoftBank Group Corporation	6,959,094
4,400	STUDIO ALICE Company, Inc.[a]	111,223
239,400	Sumitomo Corporation	4,060,645
73,400	Sumitomo Heavy Industries, Ltd.	3,092,756
126,200	Sumitomo Mitsui Financial Group, Inc.	5,439,790
5,400	Sumitomo Seika Chemicals Company, Ltd.	299,497
30,900	Sun Frontier Fudousan Co., Ltd.	350,924
96,700	Suzuki Motor Corporation	5,597,349
24,400	Taiho Kogyo Company, Ltd.	362,133
49,100	Taikisha, Ltd.	1,657,107
195,500	Taiyo Yuden Company, Ltd.	3,026,808
299,300	Takara Leben Company, Ltd.	1,320,582
83,100	Takeda Pharmaceutical Company, Ltd.	4,704,929
20,000	Tatsuta Electric Wire and Cable Company, Ltd.	159,095
16,800	TechnoPro Holdings, Inc.	910,816
22,100	TIS, Inc.	769,633
81,900	Toagosei Company, Ltd.	1,039,638
48,200	Tokai Rika Company, Ltd.	1,011,427
30,900	Tokyo Electron, Ltd.	5,574,034
201,500	Tokyo Gas Company, Ltd.	4,603,961
45,800	Tokyo Seimitsu Company, Ltd.	1,802,313
817	Tokyu REIT, Inc.	1,015,132
5,800	Topy Industries, Ltd.	178,410
49,300	Tosei Corporation	479,888
163,000	Toshiba Machine Company, Ltd.	1,212,000
24,900	Toyo Construction Company, Ltd.	145,176
19,400	Toyo Tanso Company, Ltd.	608,141
158,500	Toyoda Gosei Company, Ltd.	4,021,429
116,900	Toyota Motor Corporation	7,450,037
9,900	Tsubaki Nakashima Company, Ltd.	235,301
55,000	Tsubakimoto Chain Company	443,765
10,000	Tsugami Corporation	128,052
164,100	TV Asahi Holdings Corporation	3,291,789
26,000	UACJ Corporation	677,862
44,800	Ube Industries, Ltd.	1,312,350
64,600	ULVAC, Inc.	4,051,513
25,600	Unipres Corporation	686,753
28,000	UNIZO Holdings Company, Ltd.	758,758
27,900	Ushio, Inc.	397,976
12,900	Wakita & Company, Ltd.	157,818
66,000	West Japan Railway Company	4,814,965
8,400	Ya-Man, Ltd.	141,061
22,500	Yamato Kogyo Company, Ltd.	651,720
26,500	Yodogawa Steel Works, Ltd.	818,906
41,700	Yumeshin Holdings Company, Ltd.	399,955
28,100	Zenkoku Hosho Company, Ltd.	1,207,098
55,400	ZEON Corporation	799,508

	Total	407,973,504

Luxembourg (0.5%)
163,634	Arcelor Mittal[a]	5,308,806
116,544	B&M European Value Retail SA	665,056
1,258	Millicom International Cellular SA	84,960
11,246	Oriflame Holdings AG	463,471
246,371	Subsea 7 SA	3,691,146

	Total	10,213,439

Malaysia (0.2%)
710,400	Public Bank Berhad	3,647,668

	Total	3,647,668

Mexico (0.8%)
72,600	Fomento Economico Mexicano SAB de CV ADR	6,817,140
21,100	Grupo Aeroportuario del Sureste SAB de CV ADR	3,850,961
917,341	Grupo Financiero Banorte SAB de CV ADR	5,035,403

	Total	15,703,504

Netherlands (2.8%)
454,010	ABN AMRO Group NVb	14,637,640
27,720	ASM International NV	1,871,992
78,295	ASR Nederland NV	3,223,148
43,676	BE Semiconductor Industries NV	3,648,449
5,760	Corbion NV	186,576
82,150	Euronext NVb	5,095,657
41,841	Ferrari NV	4,384,100
76,081	NN Group NV	3,290,765
3,659	NSI NV	152,627
116,693	Philips Lighting NVb	4,279,918
152,384	RELX NV	3,502,448
257,712	Unilever NV	14,509,916

	Total	58,783,236

New Zealand (0.2%)
233,128	a2 Milk Company, Ltd.[a]	1,333,312
359,193	Air New Zealand, Ltd.	812,049
212,903	Contact Energy, Ltd.	838,633
143,267	Infratil, Ltd.	336,733
19,135	Z Energy, Ltd.	103,844

	Total	3,424,571

Norway (1.9%)
242,449	Aker BP ASA	5,972,346
35,891	Borregaard ASA	356,261
643,299	DnB ASA	11,908,376
1,482,285	DNO International ASA[a]	1,713,783
66,697	Grieg Seafood ASA	585,754
182,893	Leroy Seafood Group ASA	979,665
389,673	Norsk Hydro ASA	2,954,038
69,037	SalMar ASA	2,074,117
39,357	SpareBank 1 Nord-Norge	298,392
41,399	SpareBank 1 SMN	415,603
108,788	Storebrand ASA	885,013

The accompanying Notes to Financial Statements are an integral part of this schedule.

215

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value
Norway (1.9%) - continued
545,856	Telenor ASA	$11,685,028

	Total	39,828,376

Philippines (0.6%)
24,760	Ayala Corporation	503,324
7,136,500	Ayala Land, Inc.	6,366,434
2,112,270	Bank of the Philippine Islands	4,572,358

	Total	11,442,116

Poland (0.1%)
77,848	Bank Pekao SA	2,890,962

	Total	2,890,962

Portugal (0.4%)
100,091	Altri SGPS SA	620,882
6,184,256	Banco Espirito Santo SAa,c,d	742
195,594	CTT-Correios de Portugal SA	823,033
244,119	Galp Energia SGPS SA	4,485,125
162,346	Jeronimo Martins SGPS SA	3,154,628
9,252	Semapa-Sociedade de Investimento e Gestao, SGPS SA	197,542

	Total	9,281,952

Russia (0.3%)
56,300	Lukoil ADR	3,207,744
36,597	Magnit PJSC	4,026,464

	Total	7,234,208

Singapore (0.3%)
508,100	CapitaLand Retail China Trust	615,441
113,800	China Aviation Oil (Singapore) Corporation Ltd	137,545
450,400	Frasers Commercial Trust	501,558
80,000	OUE, Ltd.	111,781
238,600	United Engineers, Ltd.	470,757
225,200	Venture Corporation, Ltd.	3,438,148
592,600	Yanlord Land Group, Ltd.	716,547

	Total	5,991,777

South Africa (0.6%)
290,584	Massmart Holdings, Ltd.	3,277,276
397,000	MTN Group, Ltd.	4,383,027
544,156	Truworths International, Ltd.	4,154,893

	Total	11,815,196

South Korea (0.6%)
6,377	Amorepacific Corporation[a]	988,821
16,691	Amorepacific Group[a]	2,198,338
8,068	LG Chem, Ltd.	3,052,207
7,719	NAVER Corporation[a]	6,270,758

	Total	12,510,124

Spain (1.8%)
81,015	ACS Actividades de Construccion y Servicios, SA	3,164,730
78,311	Amadeus IT Holding SA	5,635,439
61,898	Applus Services SA	836,460
269,309	Banco Bilbao Vizcaya Argentaria SA	2,288,639
12,833	Construcciones y Auxiliar de Ferrocarriles SA	526,291
133,820	Distribuidora Internacional de Alimentacion SA	690,195
286,452	Ence Energia y Celulosa SA	1,890,341
39,851	Hispania Activos Inmobiliarios SA	750,697
381,760	Iberdrola SA	2,955,307
35,118	International Consolidated Airlines Group SA	307,546
8,997	Let’s GOWEX SAa,d,c	1
171,469	Melia Hotels International SA	2,359,366
254,856	Merlin Properties Socimi SA	3,451,781
24,976	NH Hotel Group SA	179,804
556,479	Repsol SA	9,825,416
210,292	Repsol SA Rights[a]	95,628
275,460	Telefonica SA	2,682,353
7,670	Viscofan SA	505,742

	Total	38,145,736

Sweden (2.9%)
87,140	Atlas Copco AB	3,339,822
56,284	Betsson ABa	415,109
120,517	Boliden AB	4,121,407
33,507	Bonava AB	468,104
15,430	Bure Equity AB	184,808
146,813	Dometic Group ABb	1,495,294
133,919	Essity Aktiebolag[a]	3,805,698
89,772	Granges AB	920,666
83,478	Hemfosa Fastigheter AB	1,118,605
6,527	Hexpol AB	66,175
18,594	Investor AB	848,029
91,711	JM AB	2,089,202
141,839	Loomis AB	5,958,445
3,854	NCC AB	73,903
59,598	NetEnt ABa	410,490
73,817	Nobina ABb	485,928
767,244	Nordea Bank AB	9,289,763
111,102	Scandic Hotels Group ABb	1,594,795
65,404	Skandinaviska Enskilda Banken AB	767,999
320,397	SKF AB	7,117,867
737,374	Svenska Cellulosa AB SCA	7,600,172
127,893	Swedish Orphan Biovitrum ABa	1,748,023
5,926	Vitrolife AB	450,455
316,164	Volvo AB	5,887,571

	Total	60,258,330

Switzerland (4.6%)
27,326	Adecco SA	2,088,256
1,884	Bachem Holding AG	297,677
14,331	BKW FMB Energie	850,895
5,385	Bobst Group SA	715,305
3,954	Bucher Industries AG	1,606,839
10,380	Cembra Money Bank AG	967,019
474	Conzzeta AG	494,211
85,880	Ferguson plc	6,163,072
337,721	Ferrexpo plc	1,336,457
72,162	GAM Holding AGa	1,164,385
2,157	Georg Fischer AG	2,847,599
360	Gurit Holding AG	389,019
5,681	Implenia AG	383,582
2,200	Inficon Holding AG	1,370,885
2,795	Kardex AG	343,047
22,252	Lonza Group AG	6,001,504
1,829	Mobimo Holding AG	490,677
208,130	Nestle SA	17,894,239
131,775	Novartis AG	11,089,197
40,827	Pargesa Holding SA	3,536,241
5,577	Partners Group Holding AG	3,821,323
2,089	Rieter Holding AG	509,789

The accompanying Notes to Financial Statements are an integral part of this schedule.

216

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (88.1%)	Value
Switzerland (4.6%) - continued
11,816	Roche Holding AG-BR	$2,982,266
64,217	Roche Holding AG-Genusschein	16,237,613
521	Schweiter Technologies AG	675,480
2,903	Siegfried Holding AG	965,140
2,430	Sulzer, Ltd.	294,757
21,270	TE Connectivity, Ltd.	2,021,501
7,969	Tecan Group AG	1,655,050
7,917	Temenos Group AG	1,013,145
6,653	Valora Holding AG	2,217,025
10,775	Vontobel Holding AG	679,238
6,314	Zurich Insurance Group AG	1,919,731

	Total	95,022,164

Taiwan (0.7%)
184,300	Taiwan Mobile Company, Ltd.	665,768
1,759,951	Taiwan Semiconductor Manufacturing Company, Ltd.	13,476,077

	Total	14,141,845

Thailand (0.5%)
396,750	Siam Cement pcl	5,958,248
1,145,900	Siam Commercial Bank pcl	5,259,647

	Total	11,217,895

Turkey (0.4%)
915,482	Akbank TAS	2,375,858
196,402	BIM Birlesik Magazalar AS	4,038,959
858,800	Turkiye Garanti Bankasi AS	2,426,833

	Total	8,841,650

United Kingdom (13.1%)
241,720	3i Group plc	2,975,837
37,093	Abcam plc	528,355
278,811	Anglo American plc	5,798,972
171,773	Ashmore Group plc	936,020
164,360	Ashtead Group plc	4,408,368
96,484	Associated British Foods plc	3,673,546
409,466	Aviva plc	2,792,683
166,415	Barratt Developments plc	1,451,713
131,068	BBA Aviation plc	617,648
74,470	Bellway plc	3,570,063
822,198	BHP Billiton plc	16,625,093
28,162	Big Yellow Group plc	330,609
42,670	Bodycote plc	524,852
878,031	BP plc	6,159,626
76,099	Brewin Dolphin Holdings plc	399,136
220,763	British American Tobacco plc	14,923,280
10,456	Burford Capital, Ltd.	162,629
57,889	Carnival plc	3,808,827
112,343	Coca-Cola HBC AG	3,670,646
161,183	Crest Nicholson Holdings plc	1,186,033
279,657	Diageo plc	10,250,627
36,610	Dialog Semiconductor plc[a]	1,133,716
612,687	Direct Line Insurance Group plc	3,152,752
354,616	Electrocomponents plc	2,993,529
137,126	Elementis plc	533,389
164,069	Fenner plc	885,516
13,867	Fevertree Drinks plc	426,311
75,439	Galliford Try plc	1,309,839
171,396	Grainger plc	669,932
565,566	Hansteen Holdings plc	1,091,944
942,845	Hays plc	2,322,149
561,984	Howden Joinery Group plc	3,537,602
4,042,092	HSBC Holdings plc	41,746,931
91,169	Ibstock plc[b]	328,039
274,996	Inchcape plc	2,896,925
275,445	Intermediate Capital Group plc	4,253,099
363,264	JD Sports Fashion plc	1,645,889
397,938	Jupiter Fund Management plc	3,367,140
273,189	KAZ Minerals plc[a]	3,283,987
841,546	Legal & General Group plc	3,098,213
3,842,031	Lloyds TSB Group plc	3,523,069
555,196	Man Group plc	1,544,911
957,313	Marks and Spencer Group plc	4,061,508
137,089	Mondi plc	3,562,753
33,667	Morgan Advanced Materials plc	153,321
309,603	National Express Group plc	1,592,199
42,388	NEX Group plc	347,100
12,700	Next plc	774,054
79,560	NMC Health plc	3,099,001
92,659	Northgate plc	476,956
146,560	OneSavings Bank plc	816,443
877,297	PageGroup plc	5,527,800
267,905	Paragon Banking Group plc	1,772,199
100,104	Persimmon plc	3,700,548
486,471	QinetiQ Group plc	1,517,882
277,113	Redrow plc	2,448,768
152,387	RELX plc	3,573,194
1,204	Renishaw plc	84,479
213,645	Rentokil Initial plc	915,288
37,835	Royal Dutch Shell plc	1,260,850
201,790	Royal Dutch Shell plc, Class A	6,736,380
502,749	Royal Dutch Shell plc, Class B	16,929,551
350,760	Royal Mail plc	2,142,999
101,298	Safestore Holdings plc	680,035
73,708	Savills plc	988,200
68,009	Schroders plc	3,219,285
13,323	Senior plc	46,895
222,466	Smith & Nephew plc	3,849,346
264,650	Smiths Group plc	5,311,380
7,833	Spectris plc	262,219
34,399	Spirax-Sarco Engineering plc	2,600,720
653,597	SSP Group plc	6,003,082
274,095	Standard Chartered plc[a]	2,878,426
220,747	Synthomer plc	1,459,027
315,822	Thomas Cook Group plc	524,053
163,113	Unilever plc	9,047,227
42,089	UNITE Group plc	457,452
116,121	Vesuvius plc	911,666
8,859	Victrex plc	315,436
480,235	William Hill plc	2,087,809

	Total	270,674,976

United States (0.3%)
27,832	Kulicke and Soffa Industries, Inc.[a]	677,292
135,100	Yum China Holding, Inc.	5,406,702

	Total	6,083,994

	Total Common Stock (cost $1,558,891,388)	1,821,269,443

Principal Amount	Long-Term Fixed Income (8.2%)
Argentina (0.8%)
	Argentina Government International Bond
$2,870,000	24.309%, (BADLARPP + 2.75%), 3/1/2018[e,f]	156,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

217

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Argentina (0.8%) - continued
$1,150,000	24.226%, (BADLARPP + 2.5%), 3/11/2019[e,f]	$63,597
1,450,000	24.809%, (BADLARPP + 3.25%), 3/1/2020[e,f]	81,356
31,700,000	27.277%, (ARPP7DRR FLAT), 6/21/2020[e,f]	1,821,154
190,000	6.875%, 4/22/2021	206,910
2,725,000	24.225%, (BADLARPP + 2%), 4/3/2022[e,f]	145,577
1,020,000	3.375%, 1/15/2023[g]	1,247,635
190,000	16.000%, 10/17/2023[e]	10,405
1,580,000	7.500%, 4/22/2026	1,787,217
70,000	15.500%, 10/17/2026[e]	3,909
1,340,000	6.875%, 1/26/2027	1,463,950
1,020,000	5.250%, 1/15/2028[g]	1,272,234
1,018,317	7.820%, 12/31/2033[g]	1,415,605
151,372	7.820%, 12/31/2033[g]	212,171
569,227	8.280%, 12/31/2033	657,742
2,105,000	7.125%, 7/6/2036	2,280,768
220,000	2.260%, 12/31/2038[g,h]	192,695
2,150,000	2.500%, 12/31/2038[h]	1,580,573
150,000	6.250%, 11/9/2047[g]	182,349
	Argentina Treasury Bond BONCER
300,000	2.500%, 7/22/2021[e]	20,972
	Cablevision SA
160,000	6.500%, 6/15/2021	169,952
150,000	6.500%, 6/15/2021[b]	159,330

	Total	15,132,969

Azerbaijan (<0.1%)
	Azerbaijan Government International Bond
300,000	3.500%, 9/1/2032[b]	259,546

	Total	259,546

Bahrain (<0.1%)
	Bahrain Government International Bond
370,000	7.000%, 10/12/2028[b]	375,646
470,000	6.750%, 9/20/2029[b]	463,061
210,000	6.000%, 9/19/2044	177,823

	Total	1,016,530

Belize (<0.1%)
	Belize Government International Bond
116,500	4.938%, 2/20/2034*,h	69,172

	Total	69,172

Bermuda (0.1%)
	Bermuda Government International Bond
460,000	3.717%, 1/25/2027[b]	465,175
	Digicel, Ltd.
770,000	6.750%, 3/1/2023[b]	757,033
	TiVo Corporation
320,000	6.000%, 4/15/2021	314,957

	Total	1,537,165

Brazil (0.2%)
	Banco do Brasil SA/Cayman
1,040,000	6.250%, 4/15/2024[f,i]	955,500
200,000	9.000%, 6/18/2024[f,i]	214,750
	Brazil Government International Bond
202,000	6.000%, 8/15/2050[j]	203,871
	Brazil Letras do Tesouro Nacional NA
364,000	Zero Coupon, 1/1/2018[j]	109,734
	Brazil Loan Trust 1
122,704	5.477%, 7/24/2023	127,919
766,901	5.477%, 7/24/2023*	799,495
	Brazil Minas SPE via State of Minas Gerais
209,000	5.333%, 2/15/2028	211,612
530,000	5.333%, 2/15/2028*	536,625
	Brazil Notas do Tesouro Nacional Serie F
2,150,000	10.000%, 1/1/2027[j]	639,213
	Itau Unibanco Holding SA
420,000	6.125%, 12/12/2022*,i	424,251

	Total	4,222,970

Cayman Islands (0.1%)
	Agromercantil Senior Trust
110,000	6.250%, 4/10/2019	112,943
	China Evergrande Group
610,000	8.250%, 3/23/2022	645,900
240,000	8.750%, 6/28/2025	248,745
	Kaisa Group Holdings, Ltd.
200,000	9.375%, 6/30/2024	194,910

	Total	1,202,498

Chile (0.1%)
	GNL Quintero SA
710,000	4.634%, 7/31/2029[b]	739,288
	Itau CorpBanca
552,000	3.875%, 9/22/2019[b]	562,764
	Sociedad Quimica y Minera de Chile SA
120,000	5.500%, 4/21/2020	127,344
210,000	3.625%, 4/3/2023	213,412
448,000	4.375%, 1/28/2025*	464,800

	Total	2,107,608

Colombia (0.2%)
	Banco de Bogota SA
1,260,000	6.250%, 5/12/2026[b]	1,358,658
	Colombia Government International Bond
280,000	2.625%, 3/15/2023	273,700
360,000	4.500%, 1/28/2026	383,940
1,830,000	5.000%, 6/15/2045	1,935,225

	Total	3,951,523

Costa Rica (0.2%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	200,250
410,000	5.250%, 8/12/2018[b]	410,513
	Banco Nacional de Costa Rica
410,000	4.875%, 11/1/2018[b]	412,185
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	34,500
520,000	5.625%, 4/30/2043	458,739

The accompanying Notes to Financial Statements are an integral part of this schedule.

218

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Costa Rica (0.2%) - continued
$950,000	7.158%, 3/12/2045[b]	$997,500

	Total	2,513,687

Croatia (<0.1%)
	Croatia Government International Bond
185,000	3.875%, 5/30/2022[g]	248,331
270,000	5.500%, 4/4/2023	297,675

	Total	546,006

Dominican Republic (0.4%)
	Aeropuertos Dominicanos Siglo XXI SA
590,000	6.750%, 3/30/2029[b]	646,050
	Dominican Republic Government International Bond
15,979	9.040%, 1/23/2018	16,095
8,100,000	15.000%, 4/5/2019[k]	182,366
3,600,000	16.000%, 7/10/2020[k]	88,084
813,000	7.500%, 5/6/2021	887,186
3,800,000	11.500%, 5/10/2024[k]	89,457
310,000	8.625%, 4/20/2027	379,750
2,700,000	18.500%, 2/4/2028*,k	83,577
4,100,000	11.375%, 7/6/2029[k]	95,564
2,237,000	6.850%, 1/27/2045	2,511,055
1,760,000	6.850%, 1/27/2045[b]	1,975,618

	Total	6,954,802

Ecuador (0.4%)
	Ecuador Government International Bond
760,000	10.750%, 3/28/2022	888,250
640,000	7.950%, 6/20/2024	680,000
670,000	9.650%, 12/13/2026	768,825
1,270,000	9.650%, 12/13/2026[b]	1,457,325
1,450,000	9.625%, 6/2/2027[b]	1,660,250
1,820,000	8.875%, 10/23/2027[b]	1,994,165
	EP PetroEcuador
92,105	7.316%, (LIBOR 3M + 5.63%), 9/24/2019[f]	94,178
	Petroamazonas EP
200,000	4.625%, 11/6/2020[b]	195,000

	Total	7,737,993

Egypt (<0.1%)
	Citigroup Global Markets Holdings, Inc.
13,250,000	Zero Coupon, 5/10/2018[b,l]	699,701

	Total	699,701

El Salvador (<0.1%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	105,750
220,000	7.750%, 1/24/2023	241,311
73,000	5.875%, 1/30/2025	73,365
295,000	6.375%, 1/18/2027	300,163
110,000	8.625%, 2/28/2029[b]	128,700
20,000	8.250%, 4/10/2032	22,972
250,000	7.650%, 6/15/2035	270,977

	Total	1,143,238

France (<0.1%)
	CMA CGM SA
110,000	5.250%, 1/15/2025[b,g]	130,954

	Total	130,954

Ghana (<0.1%)
	Ghana Government International Bond
200,000	7.875%, 8/7/2023	219,620
200,000	10.750%, 10/14/2030	275,116

	Total	494,736

Guatemala (0.2%)
	Agromercantil Senior Trust
320,000	6.250%, 4/10/2019[b]	328,560
	Guatemala Government International Bond
850,000	5.750%, 6/6/2022	915,552
760,000	4.500%, 5/3/2026[b]	767,843
210,000	4.500%, 5/3/2026	212,167
820,000	4.375%, 6/5/2027[b]	817,950
380,000	4.875%, 2/13/2028[b]	392,153
780,000	4.875%, 2/13/2028	804,944

	Total	4,239,169

Honduras (0.1%)
	Honduras Government International Bond
610,000	8.750%, 12/16/2020*	683,474
675,000	8.750%, 12/16/2020	756,304

	Total	1,439,778

Hungary (<0.1%)
	MFB Magyar Fejlesztesi Bank Zrt
210,000	6.250%, 10/21/2020[b]	228,688

	Total	228,688

India (<0.1%)
	Reliance Industries, Ltd.
570,000	3.667%, 11/30/2027[b]	563,868

	Total	563,868

Indonesia (0.7%)
	Indonesia Government International Bond
560,000	2.625%, 6/14/2023[b,g]	725,667
470,000	5.375%, 10/17/2023	523,669
1,840,000	5.875%, 1/15/2024	2,092,279
1,070,000	3.375%, 7/30/2025[g]	1,449,129
210,000	4.750%, 1/8/2026	228,132
1,340,000	4.750%, 1/8/2026[b]	1,455,698
1,370,000	3.750%, 6/14/2028[g]	1,894,467
360,000	3.750%, 6/14/2028[b,g]	497,816
585,000	8.500%, 10/12/2035	876,604
200,000	6.625%, 2/17/2037	255,917
750,000	5.250%, 1/17/2042	839,527
200,000	6.750%, 1/15/2044	265,817
210,000	5.250%, 1/8/2047	237,491
	Perusahaan Penerbit SBSN Indonesia III
200,000	4.000%, 11/21/2018[b]	202,960
230,000	3.400%, 3/29/2022[b]	233,174

The accompanying Notes to Financial Statements are an integral part of this schedule.

219

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Indonesia (0.7%) - continued
$320,000	4.325%, 5/28/2025	$335,200
320,000	4.325%, 5/28/2025[b]	335,200
200,000	4.550%, 3/29/2026	211,208
200,000	4.550%, 3/29/2026[b]	211,208
2,170,000	4.150%, 3/29/2027[b]	2,240,742

	Total	15,111,905

Isle of Man (<0.1%)
	Gohl Capital, Ltd.
700,000	4.250%, 1/24/2027	717,869

	Total	717,869

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
88,000	3.839%, 12/30/2018[b]	87,993

	Total	87,993

Italy (0.1%)
	Wind Tre SPA
550,000	2.625%, 1/20/2023[b,g]	645,853
600,000	3.125%, 1/20/2025[b,g]	700,744
750,000	5.000%, 1/20/2026[b]	705,390

	Total	2,051,987

Ivory Coast (<0.1%)
	Ivory Coast Government International Bond
440,000	6.375%, 3/3/2028	464,869

	Total	464,869

Japan (0.1%)
	SoftBank Group Corporation
890,000	6.000%, 7/19/2023[f,i]	879,160
	Universal Entertainment Corporation
515,768	8.500%, PIK 2.586%, 8/24/2020*,m	533,820

	Total	1,412,980

Kenya (0.1%)
	Kenya Government International Bond
1,770,000	6.875%, 6/24/2024	1,883,209

	Total	1,883,209

Kuwait (<0.1%)
	Kuwait Government International Bond
230,000	3.500%, 3/20/2027[b]	233,591
	State of Kuwait
670,000	3.500%, 3/20/2027	680,460

	Total	914,051

Lebanon (<0.1%)
	Lebanon Government International Bond
50,000	6.200%, 2/26/2025	47,155
170,000	6.600%, 11/27/2026	161,925
260,000	6.850%, 3/23/2027	250,982
260,000	6.750%, 11/29/2027	247,760
70,000	6.650%, 2/26/2030	64,444

	Total	772,266

Luxembourg (0.1%)
	Altice Financing SA
290,000	6.625%, 2/15/2023[b]	303,659
280,000	7.500%, 5/15/2026[b]	298,200
520,000	7.500%, 5/15/2026	553,800
	Gazprom OAO Via Gaz Capital SA
360,000	9.250%, 4/23/2019	388,390
	Millicom International Cellular SA
200,000	5.125%, 1/15/2028[b]	200,000
	Sberbank of Russia Via SB Capital SA
410,000	5.500%, 2/26/2024[f]	416,273
	Telefonica Celular del Paraguay SA
400,000	6.750%, 12/13/2022	410,204

	Total	2,570,526

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Macedonia Government International Bond
790,000	4.875%, 12/1/2020[b,g]	1,039,247
570,000	5.625%, 7/26/2023[b,g]	790,151

	Total	1,829,398

Mauritius (0.1%)
	Greenko Investment Company
200,000	4.875%, 8/16/2023	198,004
200,000	4.875%, 8/16/2023[b]	198,004
	MTN Mauritius Investment, Ltd.
210,000	6.500%, 10/13/2026[b]	226,669
	Neerg Energy, Ltd.
200,000	6.000%, 2/13/2022	204,521
400,000	6.000%, 2/13/2022[b]	409,043

	Total	1,236,241

Mexico (0.6%)
	America Movil SAB de CV
2,600,000	6.000%, 6/9/2019[n]	127,763
	Banco Mercantil del Norte SA
510,000	6.875%, 7/6/2022[b,f,i]	537,413
	Cemex SAB de CV
180,000	4.750%, 1/11/2022[b,g]	221,199
100,000	2.750%, 12/5/2024[b,g]	120,884
	Gruma, SAB de CV
340,000	4.875%, 12/1/2024[b]	363,800
	Mexican Bonos
22,303,500	8.000%, 12/7/2023[n]	1,152,647
52,822,200	7.500%, 6/3/2027[n]	2,655,415
	Mexico Government International Bond
214,000	5.750%, 10/12/2110	227,910
50,000	4.750%, 3/8/2044	50,550
370,000	4.350%, 1/15/2047	353,350
1,130,000	4.600%, 2/10/2048	1,115,875
	Petroleos Mexicanos
10,000	4.875%, 1/24/2022	10,423
260,000	5.375%, 3/13/2022[b]	275,600
1,810,000	5.125%, 3/15/2023[g]	2,527,124
265,000	6.875%, 8/4/2026	300,444

The accompanying Notes to Financial Statements are an integral part of this schedule.

220

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Mexico (0.6%) - continued
$560,000	6.500%, 3/13/2027[b]	$612,080
850,000	6.500%, 3/13/2027[b]	929,050
227,000	5.500%, 6/27/2044	208,831
60,000	6.375%, 1/23/2045	60,321
360,000	6.750%, 9/21/2047[b]	375,786
196,000	6.750%, 9/21/2047	204,595

	Total	12,431,060

Montenegro (<0.1%)
	Montenegro Government International Bond
200,000	3.875%, 3/18/2020[b,g]	249,549

	Total	249,549

Netherlands (0.2%)
	Greenko Dutch BV
690,000	5.250%, 7/24/2024[b]	698,487
	Listrindo Capital BV
350,000	4.950%, 9/14/2026[b]	353,500
	Metinvest BV
69,409	9.373%, PIK 4.291%, 12/31/2021[m]	72,466
228,058	9.373%, PIK 4.291%, 12/31/2021[m]	238,102
	Petrobras Global Finance BV
1,310,000	6.125%, 1/17/2022	1,390,237
201,000	5.299%, 1/27/2025[b]	201,603
1,010,000	5.999%, 1/27/2028[b]	1,012,525
	Syngenta Finance NV
100,000	1.250%, 9/10/2027[g]	103,434

	Total	4,070,354

Nigeria (0.1%)
	Nigeria Government International Bond
274,000	6.750%, 1/28/2021	291,125
120,000	5.625%, 6/27/2022	124,380
320,000	6.375%, 7/12/2023	339,629
710,000	6.500%, 11/28/2027[b]	739,837
1,170,000	7.875%, 2/16/2032	1,321,398
220,000	7.625%, 11/28/2047[b]	235,943

	Total	3,052,312

Pakistan (0.2%)
	Pakistan Government International Bond
200,000	7.250%, 4/15/2019[b]	207,042
210,000	6.750%, 12/3/2019*	217,448
2,170,000	6.875%, 12/5/2027[b]	2,175,698
	Third Pakistan International Sukuk Company, Ltd.
640,000	5.625%, 12/5/2022[b]	640,800

	Total	3,240,988

Panama (<0.1%)
	Panama Notas del Tesoro
110,000	4.875%, 2/5/2021	116,944

	Total	116,944

Paraguay (0.2%)
	Banco Regional SAECA
196,000	8.125%, 1/24/2019	204,614
590,000	8.125%, 1/24/2019[b]	615,931
	Paraguay Government International Bond
330,000	4.625%, 1/25/2023	345,807
580,000	5.000%, 4/15/2026[b]	623,500
200,000	5.000%, 4/15/2026	215,000
730,000	4.700%, 3/27/2027[b]	764,675
530,000	6.100%, 8/11/2044	604,200

	Total	3,373,727

Peru (0.1%)
	Abengoa Transmision Sur SA
198,740	6.875%, 4/30/2043	219,607
586,283	6.875%, 4/30/2043*	647,843
	Corporacion Lindley SA
70,000	6.750%, 11/23/2021*	77,700
690,000	6.750%, 11/23/2021	765,900
92,000	4.625%, 4/12/2023	94,990
100,000	4.625%, 4/12/2023[b]	103,250

	Total	1,909,290

Romania (0.1%)
	Romania Government International Bond
880,000	4.375%, 8/22/2023	942,480
150,000	4.875%, 1/22/2024	165,000
500,000	2.375%, 4/19/2027[b,g]	614,665
150,000	3.875%, 10/29/2035[g]	197,420

	Total	1,919,565

Russia (0.3%)
	Gazprom OAO Via Gaz Capital SA
260,000	7.288%, 8/16/2037	320,460
	Lukoil International Finance BV
220,000	3.416%, 4/24/2018	220,526
310,000	6.125%, 11/9/2020	334,320
	Phosagro OAO via Phosagro Bond Funding, Ltd.
230,000	4.204%, 2/13/2018	230,139
310,000	4.204%, 2/13/2018*	310,188
	Russia Government International Bond
400,000	4.500%, 4/4/2022[b]	423,419
400,000	4.875%, 9/16/2023[b]	432,948
200,000	4.750%, 5/27/2026[b]	212,098
1,800,000	4.750%, 5/27/2026	1,908,886
600,000	4.250%, 6/23/2027[b]	617,700
800,000	5.250%, 6/23/2047[b]	837,040

	Total	5,847,724

South Africa (0.4%)
	Eskom Holdings SOC, Ltd.
240,000	5.750%, 1/26/2021	237,475
200,000	7.125%, 2/11/2025	204,282
	South Africa Government International Bond
1,529,000	5.875%, 9/16/2025	1,664,182
400,000	4.850%, 9/27/2027	404,216
650,000	4.300%, 10/12/2028	627,087
2,420,000	8.000%, 1/31/2030[o]	179,009

The accompanying Notes to Financial Statements are an integral part of this schedule.

221

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (8.2%)	Value
South Africa (0.4%) - continued
$6,330,000	7.000%, 2/28/2031[o]	$426,025
19,540,000	8.250%, 3/31/2032[o]	1,445,543
2,290,000	8.875%, 2/28/2035[o]	173,986
4,090,000	6.250%, 3/31/2036[o]	237,857
4,630,000	9.000%, 1/31/2040[o]	348,260
1,280,000	6.500%, 2/28/2041[o]	73,019
6,060,000	8.750%, 1/31/2044[o]	440,914
2,070,000	5.650%, 9/27/2047	2,112,435
	ZAR Sovereign Capital Fund Propriety, Ltd.
240,000	3.903%, 6/24/2020	243,059

	Total	8,817,349

Sri Lanka (0.2%)
	Sri Lanka Government International Bond
200,000	5.125%, 4/11/2019	203,250
171,000	6.250%, 10/4/2020[b]	180,129
100,000	6.250%, 10/4/2020	105,338
340,000	5.750%, 1/18/2022[b]	355,145
200,000	6.125%, 6/3/2025	211,410
1,520,000	6.850%, 11/3/2025[b]	1,676,929
640,000	6.200%, 5/11/2027	675,724

	Total	3,407,925

Supranational (<0.1%)
	Eastern and Southern African Trade and Development Bank
400,000	5.375%, 3/14/2022	417,500

	Total	417,500

Suriname (0.1%)
	Suriname Government International Bond
480,000	9.250%, 10/26/2026	516,000
630,000	9.250%, 10/26/2026[b]	677,250

	Total	1,193,250

Tajikistan (<0.1%)
	Tajikistan Government International Bond
230,000	7.125%, 9/14/2027[b]	220,128

	Total	220,128

Tunisia (<0.1%)
	Tunisia Government International Bond
100,000	5.625%, 2/17/2024[g]	126,164

	Total	126,164

Turkey (0.7%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	205,499
	Hazine Mustesarligi Varlik Kiralama AS
1,770,000	5.004%, 4/6/2023[b]	1,802,136
	T.C. Ziraat Bankasi A.S.
200,000	5.125%, 9/29/2023[b]	194,774
	Turkey Government International Bond
1,250,000	7.000%, 6/5/2020	1,348,525
1,596,000	6.250%, 9/26/2022	1,731,982
200,000	3.250%, 3/23/2023	189,488
2,235,000	5.750%, 3/22/2024	2,365,041
53,000	7.375%, 2/5/2025	61,032
1,080,000	3.250%, 6/14/2025[g]	1,312,742
652,000	4.250%, 4/14/2026	621,481
200,000	4.875%, 10/9/2026	197,263
315,000	6.000%, 3/25/2027	335,386
20,000	6.875%, 3/17/2036	22,290
410,000	6.000%, 1/14/2041	414,417
510,000	4.875%, 4/16/2043	447,367
2,730,000	5.750%, 5/11/2047	2,661,750

	Total	13,911,173

Ukraine (0.2%)
	MHP SA
200,000	8.250%, 4/2/2020	217,055
	Ukraine Government International Bond
260,000	7.750%, 9/1/2021	276,754
340,000	7.750%, 9/1/2022	361,498
180,000	7.750%, 9/1/2023	190,944
1,010,000	7.750%, 9/1/2024	1,062,823
1,140,000	7.750%, 9/1/2025	1,189,043
550,000	7.750%, 9/1/2026	567,897
300,000	7.750%, 9/1/2027	309,677

	Total	4,175,691

United Arab Emirates (0.3%)
	Aabar Investments PJSC, Convertible
100,000	1.000%, 3/27/2022[g]	101,902
	Abu Dhabi Crude Oil Pipeline, LLC
1,770,000	4.600%, 11/2/2047[b]	1,820,498
	Abu Dhabi Government International Bond
1,100,000	3.125%, 5/3/2026	1,085,673
1,150,000	3.125%, 10/11/2027[b]	1,124,424
	Dolphin Energy, Ltd.
93,440	5.888%, 6/15/2019	95,807
250,000	5.500%, 12/15/2021	271,159
	Ruwais Power Company PJSC
200,000	6.000%, 8/31/2036	234,250
200,000	6.000%, 8/31/2036[b]	234,250

	Total	4,967,963

United Kingdom (<0.1%)
	HSBC Bank plc
6,900,000	Zero Coupon, 6/7/2018[p]	358,878

	Total	358,878

United States (0.2%)
	Cemex Finance, LLC.
350,000	4.625%, 6/15/2024[g]	455,507
	Citigroup Global Markets Holdings, Inc.
6,525,000	Zero Coupon, 1/25/2018[b,q]	362,501
6,975,000	Zero Coupon, 2/8/2018[b,r]	384,708
7,000,000	Zero Coupon, 11/1/2018[b,l]	343,264
	Comcel Trust
200,000	6.875%, 2/6/2024[b]	206,886
210,000	6.875%, 2/6/2024	217,230

The accompanying Notes to Financial Statements are an integral part of this schedule.

222

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (8.2%)	Value
United States (0.2%) - continued
	Commonwealth of Puerto Rico G.O.
$395,000	8.000%, 7/1/2035, Ser. Ad,s	$93,812
	Commonwealth of Puerto Rico Public Improvement G.O.
105,000	5.750%, 7/1/2041, Ser. Ad,s	23,625
	Commonwealth of Puerto Rico Public Improvement Refg. G.O.
5,000	5.750%, 7/1/2028, Ser. Ad,s	1,125
75,000	5.500%, 7/1/2032, Ser. Ad,s	16,875
	JPMorgan Chase Bank NA
6,450,000	Zero Coupon, 2/15/2018[b,l]	353,121
	Puerto Rico Sales Tax Financing Corporation Refg. Rev.
20,000	5.375%, 8/1/2038, Ser. Cd,s	1,950
870,000	5.250%, 8/1/2041, Ser. Cd,s	84,825
10,000	5.000%, 8/1/2043, Ser. A-1[d,s]	975
5,000	5.250%, 8/1/2043, Ser. A-1[d,s]	488
	Puerto Rico Sales Tax Financing Corporation Rev.
225,000	5.250%, 8/1/2027, Ser. Ad,s	21,938
175,000	5.500%, 8/1/2028, Ser. Ad,s	17,062
185,000	6.750%, 8/1/2032, Ser. Ad,s	18,037
75,000	5.500%, 8/1/2037, Ser. Ad,s	7,313
70,000	5.375%, 8/1/2039, Ser. Ad,s	6,825
1,055,000	5.500%, 8/1/2042, Ser. Ad,s	102,862
350,000	6.000%, 8/1/2042, Ser. Ad,s	34,125
	U.S. Treasury Notes
990,000	2.250%, 12/31/2024	984,422

	Total	3,739,476

Venezuela (0.2%)
	Petroleos de Venezuela SA
11,790,000	6.000%, 10/28/2022[s]	2,151,675
7,240,000	6.000%, 5/16/2024[s]	1,621,760
2,116,000	6.000%, 11/15/2026[s]	463,404
1,410,000	5.375%, 4/12/2027	327,825
210,000	5.500%, 4/12/2037	49,875
	Venezuela Government International Bond
272,000	8.250%, 10/13/2024[s]	54,400
10,000	7.650%, 4/21/2025[s]	2,000
1,201,000	9.250%, 5/7/2028[s]	243,202
990,000	9.375%, 1/13/2034	200,475

	Total	5,114,616

Vietnam (<0.1%)
	Debt and Asset Trading Corporation
200,000	1.000%, 10/10/2025	141,275

	Total	141,275

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
310,000	5.750%, 1/31/2027[b]	325,980

	Total	325,980

Zambia (<0.1%)
	Zambia Government International Bond
378,000	5.375%, 9/20/2022	368,762
320,000	8.970%, 7/30/2027[b]	359,621

	Total	728,383

	Total Long-Term Fixed Income (cost $168,127,041)	169,103,159

	Preferred Stock (1.0%)
Germany (0.2%)
8,916	Draegerwerk AG & Company KGaA	771,373
23,769	Henkel AG & Company KGaA	3,138,817

	Total	3,910,190

South Korea (0.8%)
8,785	Samsung Electronics Company, Ltd.	17,108,018

	Total	17,108,018

	Total Preferred Stock (cost $13,302,150)	21,018,208

	Registered Investment Companies (0.1%)
Equity Funds/Exchange Traded Funds (0.1%)
19,041	iShares MSCI EAFE Index Fund	1,338,773

	Total	1,338,773

	Total Registered Investment Companies (cost $1,327,114)	1,338,773

Shares or Principal Amount	Short-Term Investments (1.9%)
	Federal Home Loan Bank Discount Notes
200,000	1.180%, 1/10/2018[t,u]	199,943
100,000	1.096%, 1/17/2018[t,u]	99,946
100,000	1.300%, 2/2/2018[t,u]	99,886
100,000	1.300%, 2/14/2018[t,u]	99,843
200,000	1.300%, 2/16/2018[t,u]	199,670
100,000	1.300%, 2/26/2018[t,u]	99,798
	Thrivent Core Short-Term Reserve Fund
3,831,611	1.510%	38,316,110

	Total Short-Term Investments (cost $39,115,193)	39,115,196

	Total Investments (cost $1,780,762,886) 99.3%	$2,051,844,779

	Other Assets and Liabilities, Net 0.7%	14,436,699

	Total Net Assets 100.0%	$2,066,281,478

The accompanying Notes to Financial Statements are an integral part of this schedule.

223

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2017

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $100,942,727 or 4.9% of total net assets.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	In bankruptcy. Interest is not being accrued.
e	Principal amount is displayed in Argentine Pesos.
f	Denotes variable rate securities. The rate shown is as of December 31, 2017.
g	Principal amount is displayed in Euros.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j	Principal amount is displayed in Brazilian Real.
k	Principal amount is displayed in Dominican Republic Pesos.
l	Principal amount is displayed in Egyptian Pounds.
m	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
n	Principal amount is displayed in Mexican Pesos.
o	Principal amount is displayed in South African Rand.
p	Principal amount is displayed in Egyptian Pounds. Security is linked to Egypt Government International Bond due 6/5/2018
q	Principal amount is displayed in Egyptian Pounds. Security is linked to Egypt Government International Bond due 1/23/2018
r	Principal amount is displayed in Egyptian Pounds. Security is linked to Egypt Government International Bond due 2/6/2018
s	Defaulted security. Interest is not being accrued.
t	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
u	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Portfolio as of December 31, 2017 was $4,848,393 or 0.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$586,254
Belize Government International Bond, 2/20/2034	3/22/2017	77,606
Brazil Loan Trust 1, 7/24/2023	7/25/2013	784,148
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	536,197
Corporacion Lindley SA, 11/23/2021	11/18/2011	70,000
Dominican Republic Government International Bond, 2/4/2028	3/6/2013	76,730
Honduras Government International Bond, 12/16/2020	12/11/2013	610,000
Itau Unibanco Holding SA, 12/12/2022	12/5/2017	420,000
Pakistan Government International Bond, 12/3/2019	11/26/2014	210,000
Phosagro OAO via Phosagro Bond Funding, Ltd., 2/13/2018	2/6/2013	310,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	445,357
Universal Entertainment Corporation, 8/24/2020	10/18/2016	518,567

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR -	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
G.O. -	General Obligation
PIK -	Payment-In-Kind
Refg. -	Refunding
REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev. -	Revenue
Ser. -	Series

Reference Rate Index:

ARPP7DRR -	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP -	Argentina Deposit Rates Badlar Private Banks
LIBOR 3M -	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

224

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.8%)	Value
Consumer Discretionary (15.8%)
42,284	Abercrombie & Fitch Company[a]	$737,010
62,914	American Axle & Manufacturing Holdings, Inc.[b]	1,071,425
10,344	American Public Education, Inc.[b]	259,117
11,320	Asbury Automotive Group, Inc.[b]	724,480
104,766	Ascena Retail Group, Inc.[b]	246,200
23,327	Barnes & Noble Education, Inc.[b]	192,214
35,245	Barnes & Noble, Inc.	236,141
52,056	Belmond, Ltd.[b]	637,686
13,078	Big 5 Sporting Goods Corporation[a]	99,393
641	Biglari Holdings, Inc.[b]	265,630
11,578	BJ’s Restaurants, Inc.	421,439
51,281	Boyd Gaming Corporation	1,797,399
17,556	Buckle, Inc.[a]	416,955
26,844	Caleres, Inc.	898,737
58,830	Callaway Golf Company	819,502
7,314	Capella Education Company	566,104
40,958	Career Education Corporation[b]	494,773
14,710	Cato Corporation	234,183
5,274	Cavco Industries, Inc.[b]	804,812
79,385	Chico’s FAS, Inc.	700,176
11,007	Children’s Place, Inc.[a]	1,599,867
10,405	Chuy’s Holdings, Inc.[b]	291,860
9,915	Cooper-Standard Holdings, Inc.[b]	1,214,588
28,961	Core-Mark Holding Company, Inc.	914,588
44,661	Crocs, Inc.[b]	564,515
26,156	Dave & Buster’s Entertainment, Inc.[b]	1,443,027
11,242	DineEquity, Inc.	570,307
19,015	Dorman Products, Inc.[b]	1,162,577
45,120	DSW, Inc.[a]	966,019
34,422	E.W. Scripps Company[a,b]	538,016
13,465	El Pollo Loco Holdings, Inc.[b]	133,304
15,710	Ethan Allen Interiors, Inc.	449,306
48,557	Express, Inc.[b]	492,854
16,924	Fiesta Restaurant Group, Inc.[b]	321,556
24,782	Finish Line, Inc.[a]	360,082
34,429	Five Below, Inc.[b]	2,283,331
26,819	Fossil, Inc.[a,b]	208,384
23,310	Fox Factory Holding Corporation[b]	905,594
23,014	Francesca’s Holdings Corporation[b]	168,232
22,300	Fred’s, Inc.[a]	90,315
10,415	FTD Companies, Inc.[b]	74,884
70,724	Gannett Company, Inc.	819,691
12,180	Genesco, Inc.[b]	395,850
22,932	Gentherm, Inc.[b]	728,091
25,819	G-III Apparel Group, Ltd.[b]	952,463
12,252	Group 1 Automotive, Inc.	869,524
37,224	Guess ?, Inc.	628,341
12,170	Haverty Furniture Companies, Inc.	275,650
11,794	Hibbett Sports, Inc.[b]	240,598
13,006	Installed Building Products, Inc.[b]	987,806
17,189	iRobot Corporation[a,b]	1,318,396
195,647	J.C. Penney Company, Inc.[a,b]	618,245
9,987	Kirkland’s, Inc.[b]	119,494
30,226	La-Z-Boy, Inc.	943,051
15,557	LCI Industries	2,022,410
10,732	LGI Homes, Inc.[b]	805,222
14,904	Lithia Motors, Inc.	1,692,945
17,628	Lumber Liquidators Holdings, Inc.[a,b]	553,343
27,895	M.D.C. Holdings, Inc.	889,293
17,196	M/I Homes, Inc.[b]	591,542
11,946	Marcus Corporation	326,723
13,849	MarineMax, Inc.[b]	261,746
14,965	Marriott Vacations Worldwide Corporation	2,023,418
23,391	Meritage Homes Corporation[b]	1,197,619
6,978	Monarch Casino & Resort, Inc.[b]	312,754
20,290	Monro, Inc.[a]	1,155,516
11,619	Motorcar Parts of America, Inc.[b]	290,359
9,650	Movado Group, Inc.	310,730
19,137	Nautilus, Inc.[b]	255,479
33,092	New Media Investment Group, Inc.	555,284
18,505	Nutrisystem, Inc.	973,363
30,563	Ollie’s Bargain Outlet Holdings, Inc.[b]	1,627,480
10,446	Oxford Industries, Inc.	785,435
52,352	Penn National Gaming, Inc.[b]	1,640,188
7,783	Perry Ellis International, Inc.[b]	194,886
12,782	PetMed Express, Inc.[a]	581,581
8,018	Red Robin Gourmet Burgers, Inc.[a,b]	452,215
21,739	Regis Corporation[b]	333,911
33,378	Rent-A-Center, Inc.[a]	370,496
11,578	RHb	998,139
18,270	Ruth’s Hospitality Group, Inc.	395,545
17,301	Scholastic Corporation	693,943
32,756	Scientific Games Corporation[b]	1,680,383
11,262	Shake Shack, Inc.[a,b]	486,518
7,080	Shoe Carnival, Inc.	189,390
20,739	Shutterfly, Inc.[b]	1,031,765
25,513	Sleep Number Corporation[b]	959,034
15,679	Sonic Automotive, Inc.	289,278
25,944	Sonic Corporation	712,941
9,773	Stamps.com, Inc.[b]	1,837,324
12,762	Standard Motor Products, Inc.	573,141
33,138	Steven Madden, Ltd.[b]	1,547,545
6,590	Strayer Education, Inc.	590,332
10,997	Sturm, Ruger & Company, Inc.	614,182
14,404	Superior Industries International, Inc.	213,899
30,573	Tailored Brands, Inc.	667,409
21,616	Tile Shop Holdings, Inc.	207,514
61,911	Time, Inc.	1,142,258
22,004	TopBuild Corporation[b]	1,666,583
10,538	Unifi, Inc.[b]	377,998
9,008	Universal Electronics, Inc.[b]	425,628
11,976	Vera Bradley, Inc.[b]	145,868
35,847	Vista Outdoor, Inc.[b]	522,291
14,934	Vitamin Shoppe, Inc.[b]	65,710
17,335	William Lyon Homes[b]	504,102
17,964	Wingstop, Inc.	700,237
17,821	Winnebago Industries, Inc.	990,848
60,034	Wolverine World Wide, Inc.	1,913,884
24,289	World Wrestling Entertainment, Inc.	742,758
11,313	Zumiez, Inc.[b]	235,593

	Total	78,599,760

Consumer Staples (2.8%)
16,465	Andersons, Inc.	512,885
41,049	B&G Foods, Inc.	1,442,872
12,354	Bob Evans Farms, Inc.	973,742
9,732	Calavo Growers, Inc.	821,381
18,382	Cal-Maine Foods, Inc.[b]	817,080
6,447	Central Garden & Pet Company[b]	250,917
21,759	Central Garden & Pet Company, Class Ab	820,532
2,887	Coca-Cola Bottling Company Consolidated	621,456
102,623	Darling Ingredients, Inc.[b]	1,860,555
10,701	Inter Parfums, Inc.	464,958
9,334	J & J Snack Foods Corporation	1,417,181
5,417	John B. Sanfilippo & Son, Inc.	342,625
6,498	Medifast, Inc.	453,625
4,254	Seneca Foods Corporation[b]	130,811
23,269	SpartanNash Company	620,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

225

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.8%)	Value
Consumer Staples (2.8%) - continued
23,873	SUPERVALU, Inc.[b]	$515,657
15,853	Universal Corporation	832,283
8,722	WD-40 Company	1,029,196

	Total	13,928,573

Energy (3.1%)
43,936	Archrock, Inc.	461,328
59,729	Bill Barrett Corporation[b]	306,410
20,157	Bristow Group, Inc.	271,515
13,853	CARBO Ceramics, Inc.[b]	141,024
48,588	Carrizo Oil & Gas, Inc.[b]	1,033,953
46,803	Cloud Peak Energy, Inc.[b]	208,273
16,520	CONSOL Energy, Inc.[b]	652,705
252,590	Denbury Resources, Inc.[b]	558,224
12,721	Era Group, Inc.[b]	136,751
19,826	Exterran Corporation[b]	623,329
8,253	Geospace Technologies Corporation[b]	107,041
24,299	Green Plains, Inc.[a]	409,438
8,396	Gulf Island Fabrication, Inc.	112,716
86,771	Helix Energy Solutions Group, Inc.[b]	654,253
16,709	Matrix Service Company[b]	297,420
53,219	Newpark Resources, Inc.[b]	457,683
153,670	Noble Corporation[a,b]	694,588
32,144	Oil States International, Inc.[a,b]	909,675
15,659	Par Pacific Holdings, Inc.[b]	301,906
41,335	PDC Energy, Inc.[b]	2,130,406
48,313	Pioneer Energy Services Corporation[b]	147,355
3,601	REX American Resources Corporation[b]	298,127
10,436	SEACOR Holdings, Inc.[b]	482,352
146,861	SRC Energy, Inc.[b]	1,252,724
73,632	TETRA Technologies, Inc.[b]	314,409
50,312	U.S. Silica Holdings, Inc.	1,638,159
33,143	Unit Corporation[b]	729,146

	Total	15,330,910

Financials (15.9%)
55,321	American Equity Investment Life Holding Company	1,700,014
23,085	Ameris Bancorp	1,112,697
11,915	AMERISAFE, Inc.	733,964
59,597	Apollo Commercial Real Estate Finance, Inc.	1,099,565
25,595	ARMOUR Residential REIT, Inc.	658,303
26,309	Banc of California, Inc.[a]	543,281
26,135	Bank Mutual Corporation	278,338
20,647	Banner Corporation	1,138,063
34,714	Bofi Holding, Inc.[b]	1,037,949
52,097	Boston Private Financial Holdings, Inc.	804,899
47,626	Brookline Bancorp, Inc.	747,728
59,748	Capstead Mortgage Corporation	516,820
18,964	Central Pacific Financial Corporation	565,696
9,701	City Holding Company	654,526
45,062	Columbia Banking System, Inc.	1,957,493
31,542	Community Bank System, Inc.	1,695,382
17,893	Customers Bancorp, Inc.[b]	465,039
63,594	CVB Financial Corporation	1,498,275
19,040	Dime Community Bancshares, Inc.	398,888
20,915	Donnelley Financial Solutions, Inc.[b]	407,633
10,069	eHealth, Inc.[b]	174,899
20,147	Employers Holdings, Inc.	894,527
14,720	Encore Capital Group, Inc.[b]	619,712
20,705	Enova International, Inc.[b]	314,716
24,350	Evercore, Inc.	2,191,500
31,909	EZCORP, Inc.[b]	389,290
13,649	Fidelity Southern Corporation	297,548
39,264	Financial Engines, Inc.	1,189,699
112,175	First BanCorp[b]	572,092
60,880	First Commonwealth Financial Corporation	871,802
38,642	First Financial Bancorp	1,018,217
41,039	First Financial Bankshares, Inc.[a]	1,848,807
63,800	First Midwest Bancorp, Inc.	1,531,838
29,587	FirstCash, Inc.	1,995,643
48,415	Glacier Bancorp, Inc.	1,907,067
36,500	Great Western Bancorp, Inc.	1,452,700
28,216	Green Dot Corporation[b]	1,700,296
15,027	Greenhill & Company, Inc.[a]	293,026
20,180	Hanmi Financial Corporation	612,463
4,988	HCI Group, Inc.	149,141
16,679	HomeStreet, Inc.[b]	482,857
79,491	Hope Bancorp, Inc.	1,450,711
25,319	Horace Mann Educators Corporation	1,116,568
16,995	Independent Bank Corporation	1,187,101
6,876	Infinity Property & Casualty Corporation	728,856
9,660	INTL FCStone, Inc.[b]	410,840
71,874	Invesco Mortgage Capital. Inc.	1,281,513
20,555	Investment Technology Group, Inc.	395,684
26,248	LegacyTexas Financial Group, Inc.	1,107,928
4,703	LendingTree, Inc.[b]	1,601,136
44,161	Maiden Holdings, Ltd.	291,463
5,458	Meta Financial Group, Inc.	505,684
16,628	National Bank Holdings Corporation	539,246
13,914	Navigators Group, Inc.	677,612
27,084	NBT Bancorp, Inc.	996,691
32,623	NMI Holdings, Inc.[b]	554,591
29,012	Northfield Bancorp, Inc.	495,525
63,696	Northwest Bancshares, Inc.	1,065,634
27,247	OFG Bancorp	256,122
83,863	Old National Bancorp	1,463,409
11,129	Opus Bank[b]	303,822
24,268	Oritani Financial Corporation	397,995
23,483	Pacific Premier Bancorp, Inc.[b]	939,320
8,824	Piper Jaffray Companies	761,070
28,002	PRA Group, Inc.[b]	929,666
33,194	ProAssurance Corporation	1,897,037
37,581	Provident Financial Services, Inc.	1,013,560
24,136	RLI Corporation	1,464,090
21,749	S&T Bancorp, Inc.	865,828
9,446	Safety Insurance Group, Inc.	759,458
36,143	Selective Insurance Group, Inc.	2,121,594
27,900	ServisFirst Bancshares, Inc.	1,157,850
24,330	Simmons First National Corporation	1,389,243
17,162	Southside Bancshares, Inc.	578,016
14,730	Stewart Information Services Corporation	623,079
55,976	Third Point Reinsurance, Ltd.[b]	820,048
7,641	Tompkins Financial Corporation	621,595
59,556	TrustCo Bank Corporation	547,915
45,370	United Community Banks, Inc.	1,276,712
13,139	United Fire Group, Inc.	598,876
12,772	United Insurance Holdings Corporation	220,317
20,321	Universal Insurance Holdings, Inc.	555,779
4,499	Virtus Investment Partners, Inc.	517,610
51,893	Waddell & Reed Financial, Inc.[a]	1,159,290
17,587	Walker & Dunlop, Inc.[b]	835,382
16,312	Westamerica Bancorporation	971,380
71,867	WisdomTree Investments, Inc.[a]	901,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

226

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.8%)	Value
Financials (15.9%) - continued
3,644	World Acceptance Corporation[a,b]	$294,144

	Total	79,171,314

Health Care (13.1%)
14,129	Abaxis, Inc.	699,668
18,597	Aceto Corporation	192,107
29,124	Acorda Therapeutics, Inc.[b]	624,710
7,834	Almost Family, Inc.[b]	433,612
21,932	AMAG Pharmaceuticals, Inc.[b]	290,599
17,671	Amedisys, Inc.[b]	931,438
29,961	AMN Healthcare Services, Inc.[b]	1,475,579
22,300	Amphastar Pharmaceuticals, Inc.[b]	429,052
7,753	Analogic Corporation	649,314
22,840	AngioDynamics, Inc.[b]	379,829
5,611	ANI Pharmaceuticals, Inc.[b]	361,629
9,120	Anika Therapeutics, Inc.[b]	491,659
19,341	Biotelemetry, Inc.[b]	578,296
20,382	Cambrex Corporation[b]	978,336
22,050	Cantel Medical Corporation	2,268,284
9,967	Chemed Corporation	2,422,180
71,581	Community Health Systems, Inc.[b]	304,935
6,927	Computer Programs and Systems, Inc.	208,156
15,434	CONMED Corporation	786,671
57,063	Corcept Therapeutics, Inc.[b]	1,030,558
5,978	CorVel Corporation[b]	316,236
22,687	Cross Country Healthcare, Inc.[b]	289,486
20,882	CryoLife, Inc.[b]	399,890
8,780	Cutera, Inc.[b]	398,173
31,256	Cytokinetics, Inc.[b]	254,736
39,366	Depomed, Inc.[b]	316,896
29,838	Diplomat Pharmacy, Inc.[b]	598,849
5,315	Eagle Pharmaceuticals, Inc.[a,b]	283,927
21,790	Emergent Biosolutions, Inc.[b]	1,012,581
8,906	Enanta Pharmaceuticals, Inc.[b]	522,604
29,787	Ensign Group, Inc.[a]	661,271
32,593	Haemonetics Corporation[b]	1,893,001
31,491	HealthEquity, Inc.[b]	1,469,370
15,883	HealthStream, Inc.[b]	367,850
4,050	Heska Corporation[b]	324,851
52,138	HMS Holdings Corporation[b]	883,739
9,314	ICU Medical, Inc.[b]	2,011,824
46,201	Impax Laboratories, Inc.[a,b]	769,247
46,323	Innoviva, Inc.[a,b]	657,323
10,548	Inogen, Inc.[b]	1,256,056
17,413	Integer Holdings Corporation[b]	788,809
39,274	Integra LifeSciences Holdings Corporation[b]	1,879,654
20,331	Invacare Corporation[a]	342,577
54,096	Kindred Healthcare, Inc.	524,731
18,709	Lannett Company, Inc.[a,b]	434,049
18,250	Lantheus Holdings, Inc.[b]	373,213
9,365	LeMaitre Vascular, Inc.	298,182
10,130	LHC Group, Inc.[b]	620,463
13,098	Ligand Pharmaceuticals, Inc.[b]	1,793,509
25,554	Luminex Corporation	503,414
14,802	Magellan Health Services, Inc.[b]	1,429,133
39,499	Medicines Company[b]	1,079,903
26,237	Meridian Bioscience, Inc.	367,318
31,200	Merit Medical Systems, Inc.[b]	1,347,840
63,604	MiMedx Group, Inc.[b]	802,046
47,456	Momenta Pharmaceuticals, Inc.[b]	662,011
42,416	Myriad Genetics, Inc.[b]	1,456,778
19,905	Natus Medical, Inc.[b]	760,371
97,655	Nektar Therapeutics[b]	5,831,957
23,723	Neogen Corporation[b]	1,950,268
23,320	Omnicell, Inc.[b]	1,131,020
37,051	OraSure Technologies, Inc.[b]	698,782
11,262	Orthofix International NVb	616,031
11,946	Phibro Animal Health Corporation	400,191
43,263	Progenics Pharmaceuticals, Inc.[b]	257,415
7,059	Providence Service Corporation[b]	418,881
29,094	Quality Systems, Inc.[b]	395,097
17,648	Quorum Health Corporation[b]	110,124
24,162	Repligen Corporation[b]	876,597
66,022	Select Medical Holdings Corporation[b]	1,165,288
59,111	Spectrum Pharmaceuticals, Inc.[b]	1,120,154
15,659	Sucampo Pharmaceuticals, Inc.[a,b]	281,079
31,705	Supernus Pharmaceuticals, Inc.[b]	1,263,444
8,192	Surmodics, Inc.[b]	229,376
9,362	Tactile Systems Technology, Inc.[b]	271,311
21,004	Tivity Health, Inc.[b]	767,696
7,834	U.S. Physical Therapy, Inc.	565,615
23,381	Varex Imaging Corporation[b]	939,215

	Total	64,978,064

Industrials (19.1%)
25,219	AAON, Inc.	925,537
19,953	AAR Corporation	783,953
34,388	ABM Industries, Inc.[a]	1,297,115
37,183	Actuant Corporation	940,730
20,647	Aegion Corporation[b]	525,053
46,568	Aerojet Rocketdyne Holdings, Inc.[b]	1,452,922
13,261	Aerovironment, Inc.[b]	744,738
5,896	Alamo Group, Inc.	665,482
17,934	Albany International Corporation	1,102,044
7,804	Allegiant Travel Company	1,207,669
8,895	American Woodmark Corporation[b]	1,158,574
17,944	Apogee Enterprises, Inc.	820,579
24,268	Applied Industrial Technologies, Inc.	1,652,651
16,006	ArcBest Corporation	572,215
11,956	Astec Industries, Inc.	699,426
15,700	Atlas Air Worldwide Holdings, Inc.[b]	920,805
32,919	Axon Enterprise, Inc.[a,b]	872,354
16,271	AZZ, Inc.	831,448
30,614	Barnes Group, Inc.	1,936,948
29,644	Brady Corporation	1,123,508
26,533	Briggs & Stratton Corporation	673,142
19,148	Chart Industries, Inc.[b]	897,275
10,232	CIRCOR International, Inc.	498,094
23,248	Comfort Systems USA, Inc.	1,014,775
15,485	Cubic Corporation	912,841
9,864	DXP Enterprises, Inc.[b]	291,679
16,648	Echo Global Logistics, Inc.[b]	466,144
12,976	Encore Wire Corporation	631,282
11,050	Engility Holdings, Inc.[b]	313,489
13,210	EnPro Industries, Inc.	1,235,267
16,006	ESCO Technologies, Inc.	964,362
23,677	Essendant, Inc.	219,486
15,975	Exponent, Inc.	1,135,823
37,306	Federal Signal Corporation	749,478
18,841	Forward Air Corporation	1,082,227
24,156	Franklin Electric Company, Inc.	1,108,760
24,534	FTI Consulting, Inc.[b]	1,053,981
31,093	General Cable Corporation	920,353
19,821	Gibraltar Industries, Inc.[b]	654,093
17,740	Greenbrier Companies, Inc.	945,542
18,852	Griffon Corporation	383,638
49,863	Harsco Corporation[b]	929,945
33,399	Hawaiian Holdings, Inc.	1,330,950
45,412	Healthcare Services Group, Inc.	2,394,121
31,152	Heartland Express, Inc.	727,088

The accompanying Notes to Financial Statements are an integral part of this schedule.

227

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Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.8%)	Value
Industrials (19.1%) - continued
11,742	Heidrick & Struggles International, Inc.	$288,266
39,132	Hillenbrand, Inc.	1,749,200
20,861	Hub Group, Inc.[b]	999,242
23,156	Insperity, Inc.	1,327,997
11,323	Insteel Industries, Inc.	320,667
38,315	Interface, Inc.	963,622
19,617	John Bean Technologies Corporation	2,173,564
17,291	Kaman Corporation	1,017,402
18,872	Kelly Services, Inc.	514,639
36,051	Korn/Ferry International	1,491,790
6,600	Lindsay Corporation[a]	582,120
21,823	LSC Communications, Inc.	330,618
10,732	Lydall, Inc.[b]	544,649
24,241	Marten Transport, Ltd.	492,092
26,839	Matson, Inc.	800,876
20,025	Matthews International Corporation	1,057,320
177,051	McDermott International, Inc.[b]	1,164,996
29,798	Mercury Systems, Inc.[b]	1,530,127
27,512	Mobile Mini, Inc.	949,164
20,045	Moog, Inc.[b]	1,740,908
35,826	Mueller Industries, Inc.	1,269,315
8,890	Multi-Color Corporation	665,417
10,273	MYR Group, Inc.[b]	367,054
3,122	National Presto Industries, Inc.[a]	310,483
29,124	Navigant Consulting, Inc.[b]	565,297
30,981	On Assignment, Inc.[b]	1,991,149
17,709	Orion Group Holdings, Inc.[b]	138,661
14,812	Patrick Industries, Inc.[b]	1,028,693
30,950	PGT Innovations, Inc.[b]	521,508
5,396	Powell Industries, Inc.	154,595
15,383	Proto Labs, Inc.[b]	1,584,449
21,468	Quanex Building Products Corporation	502,351
43,837	R.R. Donnelley & Sons Company	407,684
22,585	Raven Industries, Inc.	775,795
17,454	Resources Connection, Inc.	269,664
19,586	Roadrunner Transportation Systems, Inc.[b]	151,008
15,822	Saia, Inc.[b]	1,119,407
26,145	Simpson Manufacturing Company, Inc.	1,500,984
32,225	SkyWest, Inc.	1,711,148
26,329	SPX Corporation[b]	826,467
26,401	SPX FLOW, Inc.[b]	1,255,368
7,957	Standex International Corporation	810,420
18,617	Team, Inc.[b]	277,393
11,129	Tennant Company	808,522
35,282	Tetra Tech, Inc.	1,698,828
31,052	Titan International, Inc.	399,950
18,413	Trex Company, Inc.[b]	1,995,785
31,052	Triumph Group, Inc.[a]	844,614
26,268	TrueBlue, Inc.[b]	722,370
13,608	U.S. Ecology, Inc.	694,008
9,671	UniFirst Corporation	1,594,748
38,101	Universal Forest Products, Inc.	1,433,360
6,937	Veritiv Corporation[b]	200,479
12,690	Viad Corporation	703,026
10,058	Vicor Corporation[b]	210,212
36,602	Wabash National Corporation	794,263
24,687	WageWorks, Inc.[b]	1,530,594
17,179	Watts Water Technologies, Inc.	1,304,745

	Total	94,946,659

Information Technology (13.2%)
57,086	8x8, Inc.[b]	804,913
29,644	ADTRAN, Inc.	573,611
24,646	Advanced Energy Industries, Inc.[b]	1,663,112
9,599	Agilysys, Inc.[b]	117,876
15,606	Alarm.com Holdings, Inc.[b]	589,126
17,964	Anixter International, Inc.[b]	1,365,264
12,221	Applied Optoelectronics, Inc.[a,b]	462,198
19,352	Axcelis Technologies, Inc.[b]	555,402
18,087	Badger Meter, Inc.	864,559
24,952	Barracuda Networks, Inc.[b]	686,180
6,182	Bel Fuse, Inc.	155,632
31,032	Benchmark Electronics, Inc.[b]	903,031
27,727	Blucora, Inc.[b]	612,767
22,422	Bottomline Technologies (de), Inc.[b]	777,595
43,280	Brooks Automation, Inc.	1,032,228
15,710	Cabot Microelectronics Corporation	1,477,997
15,261	CACI International, Inc.[b]	2,019,793
21,953	CalAmp Corporation[b]	470,453
28,359	Cardtronics, Inc.[b]	525,209
13,619	CEVA, Inc.[b]	628,517
16,862	Cohu, Inc.	370,121
14,588	Comtech Telecommunications Corporation	322,687
11,895	Control4 Corporation[b]	353,995
25,227	Cray, Inc.[b]	610,493
20,861	CSG Systems International, Inc.	914,129
20,423	CTS Corporation	525,892
24,177	Daktronics, Inc.	220,736
28,757	DHI Group, Inc.[b]	54,638
16,587	Digi International, Inc.[b]	158,406
23,840	Diodes, Inc.[b]	683,493
13,863	DSP Group, Inc.[b]	173,287
13,639	Ebix, Inc.	1,080,891
20,127	Electro Scientific Industries, Inc.[b]	431,322
28,869	Electronics for Imaging, Inc.[b]	852,502
8,865	ePlus, Inc.[b]	666,648
20,953	ExlService Holdings, Inc.[b]	1,264,514
23,238	Fabrinet[b]	666,931
10,375	FARO Technologies, Inc.[b]	487,625
6,049	Forrester Research, Inc.	267,366
50,077	Harmonic, Inc.[b]	210,323
34,684	II-VI, Inc.[b]	1,628,414
22,274	Insight Enterprises, Inc.[b]	852,871
21,157	Itron, Inc.[b]	1,442,907
30,991	KEMET Corporation[b]	466,724
38,071	Kopin Corporation[b]	121,827
44,161	Kulicke and Soffa Industries, Inc.[b]	1,074,658
15,863	Liquidity Services, Inc.[b]	76,936
33,439	LivePerson, Inc.[b]	384,548
37,856	Lumentum Holdings, Inc.[a,b]	1,851,158
16,077	ManTech International Corporation	806,905
37,367	MaxLinear, Inc.[b]	987,236
22,759	Methode Electronics, Inc.	912,636
5,845	MicroStrategy, Inc.[b]	767,448
25,870	Monotype Imaging Holdings, Inc.	623,467
10,477	MTS Systems Corporation	562,615
15,771	Nanometrics, Inc.[b]	393,013
19,607	NETGEAR, Inc.[b]	1,151,911
41,498	NIC, Inc.	688,867
103,786	Oclaro, Inc.[b]	699,518
10,885	OSI Systems, Inc.[b]	700,776
11,803	Park Electrochemical Corporation	231,929
17,240	PDF Solutions, Inc.[b]	270,668
21,810	Perficient, Inc.[b]	415,917
43,375	Photronics, Inc.[b]	369,772
20,821	Plexus Corporation[b]	1,264,251
18,423	Power Integrations, Inc.	1,355,012

The accompanying Notes to Financial Statements are an integral part of this schedule.

228

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.8%)	Value
Information Technology (13.2%) - continued
29,940	Progress Software Corporation	$1,274,546
19,484	Qualys, Inc.[b]	1,156,375
21,953	QuinStreet, Inc.[b]	183,966
67,654	Rambus, Inc.[b]	962,040
11,293	Rogers Corporation[b]	1,828,563
19,413	Rudolph Technologies, Inc.[b]	463,971
46,731	Sanmina Corporation[b]	1,542,123
15,832	ScanSource, Inc.[b]	566,786
41,151	Semtech Corporation[b]	1,407,364
11,374	Shutterstock, Inc.[b]	489,423
21,749	Solaredge Technology, Ltd.[b]	816,675
10,701	SPS Commerce, Inc.[b]	519,962
23,748	Super Micro Computer, Inc.[b]	496,927
24,809	Sykes Enterprises, Inc.[b]	780,243
26,554	Synchronoss Technologies, Inc.[b]	237,393
8,824	TeleTech Holdings, Inc.	355,166
75,509	TiVo Corp	1,177,940
56,810	TTM Technologies, Inc.[b]	890,213
18,648	VASCO Data Security International, Inc.[b]	259,207
30,243	Veeco Instruments, Inc.[b]	449,108
139,960	Viavi Solutions, Inc.[b]	1,223,250
16,832	Virtusa Corporation[b]	741,955
15,006	XO Group, Inc.[b]	277,011
30,838	Xperi Corporation	752,447

	Total	65,556,100

Materials (5.3%)
18,291	A. Schulman, Inc.	681,340
18,913	AdvanSix, Inc.[b]	795,670
195,005	AK Steel Holding Corporation[b]	1,103,728
16,250	American Vanguard Corporation	319,313
19,872	Balchem Corporation	1,601,683
23,952	Boise Cascade Company	955,685
31,940	Calgon Carbon Corporation[a]	680,322
31,134	Century Aluminum Company[a,b]	611,472
10,273	Clearwater Paper Corporation[b]	466,394
6,784	Deltic Timber Corporation	621,075
35,796	Flotek Industries, Inc.[b]	166,809
15,751	FutureFuel Corporation	221,932
31,460	H.B. Fuller Company	1,694,750
5,896	Hawkins, Inc.	207,539
7,804	Haynes International, Inc.	250,118
26,268	Ingevity Corporation[b]	1,851,106
12,129	Innophos Holdings, Inc.	566,788
15,057	Innospec, Inc.	1,063,024
10,558	Kaiser Aluminum Corporation	1,128,122
54,301	KapStone Paper and Packaging Corporation	1,232,090
12,884	Koppers Holdings, Inc.[b]	655,796
19,341	Kraton Performance Polymers, Inc.[b]	931,656
12,772	LSB Industries, Inc.[b]	111,883
12,456	Materion Corporation	605,362
13,540	Myers Industries, Inc.	264,030
10,456	Neenah, Inc.	947,836
5,621	Olympic Steel, Inc.	120,795
27,094	PH Glatfelter Company	580,895
8,253	Quaker Chemical Corporation	1,244,470
32,437	Rayonier Advanced Materials, Inc.	663,337
19,117	Schweitzer-Mauduit International, Inc.	867,147
12,292	Stepan Company	970,699
39,934	SunCoke Energy, Inc.[b]	478,809
24,228	TimkenSteel Corporation[b]	368,023
15,955	Tredegar Corporation	306,336
9,405	US Concrete, Inc.[b]	786,728

	Total	26,122,762

Real Estate (5.7%)
51,993	Acadia Realty Trust	1,422,529
17,801	Agree Realty Corporation	915,684
25,839	American Assets Trust, Inc.	988,083
27,941	Armada Hoffler Properties, Inc.	433,924
47,335	CareTrust REIT, Inc.	793,335
107,612	CBL & Associates Properties, Inc.	609,084
48,843	Cedar Realty Trust, Inc.	296,965
27,547	Chatham Lodging Trust	626,970
37,479	Chesapeake Lodging Trust	1,015,306
10,561	Community Healthcare Trust, Inc.	296,764
124,583	DiamondRock Hospitality Company	1,406,542
27,286	Easterly Government Properties, Inc.	582,283
21,300	EastGroup Properties, Inc.	1,882,494
37,982	Four Corners Property Trust, Inc.	976,137
66,899	Franklin Street Properties Corporation	718,495
20,271	Getty Realty Corporation	550,560
59,575	Government Properties Income Trust	1,104,521
24,513	Hersha Hospitality Trust	426,526
22,942	HFF, Inc.	1,115,899
50,689	Independence Realty Trust, Inc.	511,452
51,990	Kite Realty Group Trust	1,019,004
134,562	Lexington Realty Trust	1,298,523
24,626	LTC Properties, Inc.	1,072,462
30,711	National Storage Affiliates Trust	837,182
43,763	Pennsylvania REIT	520,342
12,354	PS Business Parks, Inc.	1,545,362
49,526	Ramco-Gershenson Properties Trust	729,518
11,007	RE/MAX Holdings, Inc.	533,840
68,184	Retail Opportunity Investments Corporation	1,360,271
7,437	Saul Centers, Inc.	459,235
65,093	Summit Hotel Properties, Inc.	991,366
7,773	Universal Health Realty Income Trust	583,830
18,495	Urstadt Biddle Properties, Inc.	402,081
23,952	Whitestone REIT	345,148

	Total	28,371,717

Telecommunications Services (1.1%)
6,845	ATN International, Inc.	378,255
26,152	Cincinnati Bell, Inc.[b]	545,269
25,697	Cogent Communications Holdings	1,164,074
40,335	Consolidated Communications Holdings, Inc.	491,684
50,488	Frontier Communications Corporation[a]	341,299
16,403	General Communication, Inc.[b]	640,045
51,863	Iridium Communications, Inc.[b]	611,983
12,456	Spok Holdings, Inc.	194,936
127,677	Vonage Holdings Corporation[b]	1,298,475

	Total	5,666,020

Utilities (2.7%)
31,627	ALLETE, Inc.	2,351,784
22,749	American States Water Company	1,317,395
40,050	Avista Corporation	2,062,175
29,787	California Water Service Group	1,350,840
25,258	El Paso Electric Company	1,398,030
17,842	Northwest Natural Gas Company	1,064,275
49,394	South Jersey Industries, Inc.	1,542,575

The accompanying Notes to Financial Statements are an integral part of this schedule.

229

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2017

Shares	Common Stock (97.8%)	Value
Utilities (2.7%) - continued
29,961	Spire, Inc.	$2,251,569

	Total	13,338,643

	Total Common Stock (cost $351,113,815)	486,010,522

Shares	Collateral Held for Securities Loaned (4.6%)
23,049,655	Thrivent Cash Management Trust	23,049,655

	Total Collateral Held for Securities Loaned (cost $23,049,655)	23,049,655

Shares or Principal Amount	Short-Term Investments (1.7%)
	Federal Home Loan Bank Discount Notes
100,000	1.096%, 1/17/2018[c,d]	99,946
200,000	1.180%, 1/31/2018[c,d]	199,792
500,000	1.205%, 2/5/2018[c,d]	499,377
	Thrivent Core Short-Term Reserve Fund
747,196	1.510%	7,471,965

	Total Short-Term Investments (cost $8,271,134)	8,271,080

	Total Investments (cost $382,434,604) 104.1%	$517,331,257

	Other Assets and Liabilities, Net (4.1%)	(20,587,995)

	Total Net Assets 100.0%	$496,743,262

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of December 31, 2017:

Securities Lending Transactions
Common Stock	$22,218,607

Total lending	$22,218,607
Gross amount payable upon return of collateral for securities loaned	$23,049,655

Net amounts due to counterparty	$831,048

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

230

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	The code of ethics pursuant to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2018	THRIVENT SERIES FUND, INC.

	By:	/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2018	By:	/s/ David S. Royal
David S. Royal
President

Date: February 28, 2018	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer